                   PIONEER ANNUISTAR PLUS ANNUITY PROSPECTUS:
          METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES METLIFE OF CT SEPARATE ACCOUNT TWELVE FOR VARIABLE ANNUITIES

This prospectus describes PIONEER ANNUISTAR PLUS ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts") as well as those that do not qualify for such treatment ("Non-qualified Contracts"). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to contracts and certificates as "Contracts."

You can choose to have your premium ("Purchase Payments") and any associated Purchase Payment Credits accumulate on a variable and/or, subject to availability, fixed basis in one of our funding options. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options available for contracts purchased on or after April 30, 2007 are:




AIM VARIABLE INSURANCE FUNDS -- SERIES II          Pioneer Emerging Markets VCT Portfolio
  AIM V.I. Mid Cap Core Equity Fund                Pioneer Equity Income VCT Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS     Pioneer Equity Opportunity VCT Portfolio
  TRUST -- CLASS 2                                 Pioneer Fund VCT Portfolio
  Franklin Rising Dividends Securities Fund        Pioneer Global High Yield VCT Portfolio
  Franklin Small-Mid Cap Growth Securities         Pioneer Growth Shares VCT Portfolio
     Fund                                          Pioneer High Yield VCT Portfolio
  Templeton Foreign Securities Fund                Pioneer Ibbotson Aggressive Allocation VCT
LEGG MASON PARTNERS VARIABLE EQUITY TRUST             Portfolio
  Legg Mason Partners Variable Aggressive          Pioneer Ibbotson Growth Allocation VCT
     Growth Portfolio -- Class II                     Portfolio
  Legg Mason Partners Variable Capital and         Pioneer Ibbotson Moderate Allocation VCT
     Income Portfolio-- Class II                      Portfolio
  Legg Mason Partners Variable Fundamental         Pioneer International Value VCT Portfolio
     Value Portfolio -- Class I                    Pioneer Mid Cap Value VCT Portfolio
MET INVESTORS SERIES TRUST                         Pioneer Oak Ridge Large Cap Growth VCT
  Met/AIM Capital Appreciation                        Portfolio
     Portfolio -- Class E                          Pioneer Real Estate Shares VCT Portfolio
  MFS(R) Research International                    Pioneer Small and Mid Cap Growth VCT
     Portfolio -- Class B                             Portfolio
  Oppenheimer Capital Appreciation                 Pioneer Small Cap Value VCT Portfolio
     Portfolio -- Class B                          Pioneer Strategic Income VCT Portfolio
METROPOLITAN SERIES FUND, INC.                     Pioneer Value VCT Portfolio
  BlackRock Money Market Portfolio -- Class A
  MFS(R) Total Return Portfolio -- Class B
  Oppenheimer Global Equity
     Portfolio -- Class B
PIONEER VARIABLE CONTRACTS TRUST -- CLASS II
  Pioneer America Income VCT Portfolio
  Pioneer Cullen Value VCT Portfolio




-------

Certain Variable Funding Options have been subject to a merger, substitution or other change. Please see Appendix C -- "Additional Information Regarding The Underlying Funds" for more information.

We also offer variable annuity contracts that do not have Purchase Payment Credits, and therefore may have lower fees. Over time, the value of the Purchase Payment Credits could be more than offset by higher charges. You should carefully consider whether or not this Contract is the most appropriate investment for you.

The Contract, certain Contract features and/or some of the funding options may not be available in all states. This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated April 30, 2007. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to us at One Cityplace, 185 Asylum Street, 3CP, Hartford, Connecticut 06103-3415, call 1-866-547-3793 or access the SEC's website (http://www.sec.gov). See Appendix F for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                         PROSPECTUS DATED APRIL 30, 2007

                                TABLE OF CONTENTS




Glossary................................      3
Summary.................................      4
Fee Table...............................      9
Condensed Financial Information.........     14
The Annuity Contract....................     14
  Contract Owner Inquiries..............     15
  Purchase Payments.....................     15
  Purchase Payment Credits..............     16
  Accumulation Units....................     16
Fixed Account...........................     20
Charges and Deductions..................     20
  General...............................     20
  Withdrawal Charge.....................     21
  Free Withdrawal Allowance.............     22
  Transfer Charge.......................     22
  Administrative Charges................     22
  Mortality and Expense Risk Charge.....     23
  Variable Liquidity Benefit Charge.....     23
  Enhanced Stepped-Up Provision Charge..     23
  Guaranteed Minimum Withdrawal Benefit
     Charge.............................     23
  Guaranteed Minimum Accumulation
     Benefit Charge.....................     23
  Variable Funding Option Expenses......     24
  Premium Tax...........................     24
  Changes in Taxes Based upon Premium or
     Value..............................     24
Transfers...............................     24
  Market Timing/Excessive Trading.......     24
  Dollar Cost Averaging.................     26
Access to Your Money....................     27
  Systematic Withdrawals................     27
Ownership Provisions....................     28
  Types of Ownership....................     28
     Contract Owner.....................     28
     Beneficiary........................     28
     Annuitant..........................     28
Death Benefit...........................     29
  Death Proceeds before the Maturity
     Date...............................     29
  Enhanced Stepped-Up Provision.........     31
  Payment of Proceeds...................     32
  Spousal Contract Continuance..........     34
  Beneficiary Contract Continuance......     34
  Death Proceeds after the Maturity
     Date...............................     35
Living Benefits.........................     35
  Guaranteed Minimum Withdrawal
     Benefit............................     35
  Guaranteed Minimum Accumulation
     Benefit............................     50
The Annuity Period......................     56
  Maturity Date.........................     56
  Allocation of Annuity.................     56
  Variable Annuity......................     57
  Fixed Annuity.........................     57
Payment Options.........................     57
  Election of Options...................     57
  Annuity Options.......................     58
  Variable Liquidity Benefit............     58
Miscellaneous Contract Provisions.......     58
  Right to Return.......................     58
  Termination...........................     59
  Required Reports......................     59
  Suspension of Payments................     59
The Separate Accounts...................     59
  Performance Information...............     60
Federal Tax Considerations..............     60
  General Taxation of Annuities.........     61
  Types of Contracts: Qualified and Non-
     qualified..........................     61
  Qualified Annuity Contracts...........     61
     Taxation of Qualified Annuity
       Contracts........................     62
     Mandatory Distributions for
       Qualified Plans..................     62
     Individual Retirement Annuities....     63
     TSA (ERISA and NON-ERISA)..........     63
     Roth IRA's.........................     65
  Non-qualified Annuity Contracts.......     65
     Diversification Requirements for
       Variable Annuities...............     67
     Ownership of the Investments.......     67
     Taxation of Death Benefit
       Proceeds.........................     67
  Other Tax Considerations..............     67
  Treatment of Charges for Optional
     Death Benefits.....................     67
     Puerto Rico Tax Considerations.....     68
     Non-Resident Aliens................     68
     Tax Credits and Deduction..........     68
Other Information.......................     68
  The Insurance Companies...............     68
  Financial Statements..................     69
  Distribution of Variable Annuity
     Contracts..........................     69
  Conformity with State and Federal
     Laws...............................     71
  Voting Rights.........................     71
  Restrictions on Financial
     Transactions.......................     71
  Legal Proceedings.....................     71
Appendix A: Condensed Financial
  Information for MetLife of CT Separate
  Account Eleven........................    A-1
Appendix B: Condensed Financial
  Information for MetLife of CT Separate
  Account Twelve........................    B-1
Appendix C: Additional Information
  Regarding The Underlying Funds........    C-1
Appendix D: The Fixed Account...........    D-1
Appendix E: Nursing Home Waiver.........    E-1
Appendix F: Contents of the Statement of
  Additional Information................    F-1

                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus any associated Purchase Payment Credits, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut or any other office that we may designate for the purpose of administering this Contract. For transfer, withdrawal, surrender, and (if applicable) loan requests, our Home Office address is: MetLife, P.O. Box 990014, Hartford, CT 96199-0014. For Purchase Payments and (if applicable) loan repayments, our Home Office address is:
MetLife, P.O. Box 371857, Pittsburgh, PA 15250-7857.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an annuity option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

PURCHASE PAYMENT CREDIT -- an amount credited to your Contract Value that equals a percentage of each Purchase Payment made.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403 or 408 or 408A of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- "You" is the Contract Owner and a natural person, a trust established for the benefit of a natural person or a charitable remainder trust.

                                    SUMMARY:

                         PIONEER ANNUISTAR PLUS ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut ("the Company," "We" or "Us"). MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated account ("Separate Account"). MetLife Insurance Company of Connecticut sponsors the MetLife of CT Separate Account Eleven for Variable Annuities ("Separate Account Eleven "); MetLife Life and Annuity Company of Connecticut sponsors the MetLife of CT Separate Account Twelve for Variable Annuities ("Separate Account Twelve"). When we refer to the Separate Account, we are referring to either Separate Account Eleven or Separate Account Twelve, depending upon your issuing Company.

You may only purchase a contract in states where the Contract has been approved for sale. The Contract and/or certain optional benefits may not currently be available for sale in all states. For Contracts issued in New York, a waiver of the withdrawal charge may apply to all Annuity Payments.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Fixed Account is currently not available. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments in the form of a variable annuity, a fixed annuity, or a combination of both. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b), 408(A) or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

This Contract is not available for purchase if the owner or the Annuitant is age 81 or older.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you. See "The Annuity Contract" section for more information.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds) minus any Purchase Payment Credits applied. Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment minus any Purchase Payment Credits. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed) minus any Purchase Payment Credits. We will determine your Contract Value at the close of business (generally 4:00 p.m., Eastern time) on the day we receive a Written Request for a refund.

During the right to return period, you will not bear any contract fees associated with the Purchase Payment Credits. The amount we return to you will include any investment gains on the credit during the right to return period. HOWEVER, IF YOU HAVE INVESTMENT LOSSES ON THE CREDIT DURING THE RIGHT TO RETURN PERIOD, WE WILL RECOVER THE ORIGINAL AMOUNT OF THE CREDIT.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of the Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. We also reserve the right to restrict transfers into the Fixed Account if the credited interest rate is equal to the minimum guaranteed interest rate specified under the Contract. Amounts previously transferred from the Fixed Account to the Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of the transfer.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E charge at an annual rate of 1.40% for the Standard Death Benefit, 1.55% for the Step-Up Death Benefit, and 1.75% for the Roll-Up Death Benefit. For Contracts with a value of less than $100,000, we also deduct an annual contract administrative charge of $40. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments and any associated Purchase Payment Credits withdrawn. The maximum percentage is 8%, decreasing to 0% after nine full years.

If you select the Enhanced Stepped-Up Provision ("E.S.P."), an additional 0.20% annually will be deducted from amounts in the Variable Funding Options. THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum charge of 8% of the amounts withdrawn. Please refer to "Payment Options" for a description of this benefit.

If you elect a Guaranteed Minimum Withdrawal Benefit ("GMWB") rider, a charge will be deducted daily from amounts in the Variable Funding Options. There are four GMWB rider options. The current charge for GMWB I rider, GMWB II rider and GMWB rider III on an annual basis, is as follows: 0.40%, 0.50%, and 0.25%, respectively. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

The fourth GMWB rider is the Guaranteed Minimum Withdrawal Benefit for Life ("GMWB for Life") rider. If you elect the Guaranteed Minimum Withdrawal Benefit for Life ("GMWB for Life" or "Living Income Guarantee") rider, a charge will be deducted daily from amounts in the Variable Funding Options. The charge depends on whether you purchase the Single Life Option or the Joint Life Option. The current charge, on an annual basis, is 0.65% for the Single Life Option and 0.80% for the Joint Life Option. The charge can increase but will never exceed 1.50%. This charge will continue until termination of the rider or Contract. You cannot cancel the rider, although the rider terminates under certain circumstances. (see "Termination".)

If you select the Guaranteed Minimum Accumulation Benefit ("GMAB"), we will deduct each business day a charge of 0.50% (on an annual basis) from amounts allocated to the Variable Funding Options.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments, Purchase Payment Credits and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and any credits and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts (see "Access to Your Money - Systematic Withdrawals").

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? You may choose to purchase the Standard, Step-Up or Roll-Up Death Benefit. The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or the election of spousal or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

     - PURCHASE PAYMENT CREDITS. For each Purchase Payment you make, we will add a credit to your Contract Value whenever the greater of the Contract Owner or the Annuitant is 80 or less at the time the Purchase Payment is received. This credit will equal at least 4.5% of the Purchase Payment. The expense for a contract with Purchase Payment Credits are higher than a similar contract without Purchase Payment Credits, and the additional expenses attributable to the credits may more than offset the amount of the Purchase Payment Credit.

          For Contracts issued on or after May 1, 2003, the current Purchase Payment Credit is equal to 6.0% of each Purchase Payment received. This Purchase Payment Credit increase does not apply retroactively to contracts issued before May 1, 2003. For contracts issued from May 1, 2003 until the date we change or rescind this Purchase Payment Credit increase, the 6.0% Purchase Payment Credit will apply to your initial purchase payment and each subsequent purchase payment received by us whenever the greater age of the Contract Owner or Annuitant is 80 or less at the time the Purchase Payment is received.

     - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

     - SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

     - AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

     - MANAGED DISTRIBUTION PROGRAM. This program allows us to automatically calculate and distribute to you, in November of the applicable tax year, an amount that will satisfy the Internal Revenue Service's minimum distribution requirements imposed on certain contracts once the owner reaches age 70 1/2 or retires. These minimum distributions occur during the accumulation phase.

     - ENHANCED STEPPED-UP PROVISION ("E.S.P."). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract.

     - SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.

     - BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(ies) may elect to continue his/her portion of the Contract and take required distributions over time, rather than have the death benefit paid in a lump sum to the beneficiary.

     - GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE"). For an additional charge, we will guarantee the periodic return of your investment. Under this benefit, we will pay you a percentage of your investment every year until your investment has been returned in full, regardless of market performance. Depending on when you elect to begin receiving payments and which GMWB rider you select, the maximum amount of your investment that you receive each year is 5% or 10%. When you add Purchase Payments to your Contract, we include them as part of the guarantee. In the future, however, we may discontinue including additional Purchase Payments as part of the guarantee. The guarantee is subject to restrictions on withdrawals and other restrictions.

     - GUARANTEED MINIMUM WITHDRAWAL BENEFIT FOR LIFE ("GMWB FOR LIFE" OR "LIVING INCOME GUARANTEE"). For an additional charge, we will guarantee a fixed level of income for life after you attain a certain age as long as you do not withdraw more than a certain amount from your Contract each year. The guarantee is based on Purchase Payments received within two years of your initial purchase. Depending on when you elect to take your first withdrawal, the maximum amount of your investment that you may receive each year is 5%, 6%, or 7%. Payments are guaranteed for your life when you reach age 59 1/2 if you purchase the benefit alone (the "Single Life Option"), or guaranteed for the life of both you and your spouse (the "Joint Life Option") when both you and your spouse reach age 65 if you purchase the benefit with your spouse. The base guarantee increases each year automatically on your anniversary if your Contract Value is greater than the base guarantee. The guarantee is subject to restrictions on withdrawals, and you are required to remain invested in a limited number of specified Variable Funding Options. Currently, you may elect the GMWB for Life rider only at the time of your initial purchase of the Contract, and once you purchase the GMWB for Life rider, you cannot cancel it. Guaranteed withdrawals are also available before the qualifying age, however these payments are not guaranteed for life. There is also a guaranteed lump sum feature available after ten years in lieu of guaranteed periodic payments.

     - GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB"). For an additional charge, we will guarantee that your Contract Value will not be less than a minimum amount at the end of a specified number of years. The guaranteed amount is based on your Purchase Payments, including additional Purchase Payments you make within 12 months of electing the rider. Additional Purchase Payments made more than 12 months after you elect the rider will not increase the guaranteed amount. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount.

                                    FEE TABLE

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES



WITHDRAWAL CHARGE.......................................   8%(1)
(as a percentage of the Purchase Payments and any associated Purchase Payment Credits withdrawn)





TRANSFER CHARGE.........................................   $10(2)
(assessed on transfers that exceed 12 per year)





VARIABLE LIQUIDITY BENEFIT CHARGE.......................   8%(3)
(As a percentage of the present value of the remaining Annuity Payments that are surrendered. The interest rate used to calculate this present value is 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments.)


The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE...................   $40(4)


---------
(1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for nine years. The charge is as follows:


     YEARS SINCE PURCHASE PAYMENT MADE
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                3 years               8%
         3 years                4 years               7%
         4 years                5 years               6%
         5 years                6 years               5%
         6 years                7 years               4%
         7 years                8 years               3%
         8 years                9 years               2%
        9 years+                                      0%


(2)   We do not currently assess the transfer charge.
(3) This withdrawal charge only applies when you surrender the Contract after beginning to receive Annuity Payments. The Variable Liquidity Benefit Charge declines to zero after nine years. The charge is as follows:


   YEARS SINCE INITIAL PURCHASE PAYMENT
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                3 years               8%
         3 years                4 years               7%
         4 years                5 years               6%
         5 years                6 years               5%
         6 years                7 years               4%
         7 years                8 years               3%
         8 years                9 years               2%
        9 years+                                      0%


(4) We do not assess this charge if Contract Value is $100,000 or more on the fourth Friday of each August.

ANNUAL SEPARATE ACCOUNT CHARGES
(as a percentage of the average daily net assets of the Separate Account)

We will assess a minimum mortality and expense risk charge ("M&E") of 1.40% and an administrative expense charge of 0.15% on all contracts. In addition, for optional features, there is a 0.20% charge for E.S.P., a 0.50% charge for GMAB, a 0.40% current charge for GMWB I (maximum of 1.00% upon reset), a 0.50% current charge for GMWB II (maximum of 1.00% upon reset), a 0.25% charge for GMWB III, a 0.65% current charge for GMWB for Life (Single Life Option) (maximum of 1.50% upon reset), and a 0.80% current charge for GMWB for Life (Joint Life Option) (maximum of 1.50% upon reset). Below is a summary of all the charges that may apply, depending on the death benefit and optional features you select:


                                              STANDARD DEATH BENEFIT    STEP-UP DEATH BENEFIT    ROLL-UP DEATH BENEFIT
                                              ----------------------    ---------------------    ---------------------


Mortality and Expense Risk Charge*........    1.40%                     1.55%                    1.75%
Administrative Expense Charge.............    0.15%                     0.15%                    0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
  NO OPTIONAL FEATURES SELECTED...........    1.55%                     1.70%                    1.90%
Optional E.S.P. Charge....................    0.20%                     0.20%                    0.20%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
  E.S.P. ONLY SELECTED....................    1.75%                     1.90%                    2.10%
Optional GMAB Charge......................    0.50%                     0.50%                    0.50%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
  GMAB ONLY SELECTED......................    2.05%                     2.20%                    2.40%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
  E.S.P. AND GMAB SELECTED(5).............    2.25%                     2.40%                    2.60%
Optional GMWB I Charge....................    1.00%(6)                  1.00%(6)                 1.00%(6)
Optional GMWB II Charge...................    1.00%(6)                  1.00%(6)                 1.00%(6)
Optional GMWB III Charge..................    0.25%                     0.25%                    0.25%
OPTIONAL GMWB FOR LIFE (SINGLE LIFE
  OPTION) CHARGE..........................    1.50%(6)                  1.50%(6)                 1.50%(6)
OPTIONAL GMWB FOR LIFE (JOINT LIFE OPTION)
  CHARGE..................................    1.50%(6)                  1.50%(6)                 1.50%(6)
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
  GMWB I ONLY SELECTED....................    2.55%                     2.70%                    2.90%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
  GMWB II ONLY SELECTED...................    2.55%                     2.70%                    2.90%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
  GMWB III ONLY SELECTED..................    1.80%                     1.95%                    2.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
  GMWB FOR LIFE (SINGLE LIFE OPTION) ONLY
  SELECTED................................    3.05%                     3.20%                    3.40%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
  GMWB FOR LIFE (JOINT LIFE OPTION) ONLY
  SELECTED................................    3.05%                     3.20%                    3.40%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
  E.S.P. AND GMWB I SELECTED..............    2.75%                     2.90%                    3.10%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
  E.S.P. AND GMWB II SELECTED.............    2.75%                     2.90%                    3.10%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
  E.S.P. AND GMWB III SELECTED............    2.00%                     2.15%                    2.35%

                                              STANDARD DEATH BENEFIT    STEP-UP DEATH BENEFIT    ROLL-UP DEATH BENEFIT
                                              ----------------------    ---------------------    ---------------------

TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
  E.S.P. AND GMWB FOR LIFE (SINGLE LIFE
  OPTION) SELECTED........................    3.25%                     3.40%                    3.60%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
  E.S.P. AND GMWB FOR LIFE (JOINT LIFE
  OPTION) SELECTED........................    3.25%                     3.40%                    3.60%


---------
(5)   GMAB and GMWB cannot both be elected.
(6)   The current charges for the available GMWB riders are as follow:
*     We are waiving the following amounts of the Mortality and Expense Risk
      Charge: an amount equal to the Underlying Fund expenses that are in excess of 1.16% for the Subaccount investing in the Met/AIM Capital Appreciation Portfolio - Class E.


-------------------------------------------------------------------------------------------
                     GMWB RIDER                                   CURRENT CHARGE
-------------------------------------------------------------------------------------------
GMWB I                                                                0.40%
-------------------------------------------------------------------------------------------
GMWB II                                                               0.50%
-------------------------------------------------------------------------------------------
GMWB for Life (Single Life Option)                                    0.65%
-------------------------------------------------------------------------------------------
GMWB for Life (Joint Life Option)                                     0.80%
-------------------------------------------------------------------------------------------


UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2006 (unless otherwise indicated):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service (12b-1) fees if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-866-547-3793.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES


                                                                         MINIMUM    MAXIMUM
                                                                         -------    -------


TOTAL ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
  Underlying Fund assets, including management fees, distribution
  and/or service (12b-1) fees, and other expenses)                        0.38%      12.50%


UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


                                                        DISTRIBUTION              TOTAL    CONTRACTUAL FEE      NET TOTAL
                                                           AND/OR                 ANNUAL        WAIVER            ANNUAL
                                            MANAGEMENT     SERVICE      OTHER   OPERATING   AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                                FEE     (12b-1) FEES  EXPENSES   EXPENSES   REIMBURSEMENT       EXPENSES*
----------------                            ----------  ------------  --------  ---------  ---------------  -----------------


AIM VARIABLE INSURANCE FUNDS -- SERIES II
  AIM V.I. Mid Cap Core Equity Fund.......     0.72%        0.25%       0.34%      1.31%         0.00%      1.31%(1)
FRANKLIN TEMPLETON VARIABLE INSURANCE
  PRODUCTS TRUST -- CLASS 2
  Franklin Rising Dividends Securities
     Fund.................................     0.60%        0.25%       0.03%      0.88%         0.01%      0.87%(1)(2)
  Franklin Small-Mid Cap Growth Securities
     Fund.................................     0.48%        0.25%       0.30%      1.03%         0.01%      1.02%(1)(2)
  Templeton Foreign Securities Fund.......     0.63%        0.25%       0.18%      1.06%         0.03%      1.03%(1)(2)
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Aggressive
     Growth Portfolio -- Class II++.......     0.75%        0.25%       0.02%      1.02%         0.00%      1.02%(3)(4)
  Legg Mason Partners Variable Capital and
     Income Portfolio -- Class II.........     0.75%        0.25%       0.06%      1.06%         0.11%      0.95%(4)
  Legg Mason Partners Variable Fundamental
     Value Portfolio -- Class I...........     0.75%        0.00%       0.02%      0.77%         0.00%      0.77%

                                                        DISTRIBUTION              TOTAL    CONTRACTUAL FEE      NET TOTAL
                                                           AND/OR                 ANNUAL        WAIVER            ANNUAL
                                            MANAGEMENT     SERVICE      OTHER   OPERATING   AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                                FEE     (12b-1) FEES  EXPENSES   EXPENSES   REIMBURSEMENT       EXPENSES*
----------------                            ----------  ------------  --------  ---------  ---------------  -----------------

MET INVESTORS SERIES TRUST(5)
  Met/AIM Capital Appreciation
     Portfolio -- Class E.................     0.77%        0.15%       0.09%      1.01%           --       1.01%(6)(7)(8)(9)
  MFS(R) Research International
     Portfolio -- Class B.................     0.72%        0.25%       0.14%      1.11%           --       1.11%
  Oppenheimer Capital Appreciation
     Portfolio -- Class B.................     0.57%        0.25%       0.05%      0.87%           --       0.87%(7)
METROPOLITAN SERIES FUND, INC.(10)
  BlackRock Money Market
     Portfolio --  Class A................     0.34%          --        0.04%      0.38%         0.01%      0.37%(11)
  MFS(R) Total Return Portfolio -- Class
     B....................................     0.53%        0.25%       0.05%      0.83%           --       0.83%(12)
  Oppenheimer Global Equity
     Portfolio -- Class B.................     0.53%        0.25%       0.09%      0.87%           --       0.87%
PIONEER VARIABLE CONTRACTS TRUST -- CLASS
  II
  Pioneer America Income VCT Portfolio....     0.50%        0.25%       0.16%      0.91%           --       0.91%
  Pioneer Cullen Value VCT Portfolio......     0.70%        0.25%       0.73%      1.68%         0.68%      1.00%(13)
  Pioneer Emerging Markets VCT Portfolio..     1.15%        0.25%       0.35%      1.75%           --       1.75%
  Pioneer Equity Income VCT Portfolio.....     0.65%        0.25%       0.04%      0.94%           --       0.94%
  Pioneer Equity Opportunity VCT
     Portfolio............................     0.75%        0.25%      11.50%     12.50%        11.25%      1.25%(14)
  Pioneer Fund VCT Portfolio..............     0.65%        0.25%       0.05%      0.95%           --       0.95%
  Pioneer Global High Yield VCT
     Portfolio............................     0.65%        0.25%       1.32%      2.22%         1.22%      1.00%(13)
  Pioneer Growth Shares VCT Portfolio.....     0.70%        0.25%       0.38%      1.33%           --       1.33%
  Pioneer High Yield VCT Portfolio........     0.65%        0.25%       0.09%      0.99%           --       0.99%
  Pioneer International Value VCT
     Portfolio............................     0.85%        0.25%       0.59%      1.69%           --       1.69%
  Pioneer Mid Cap Value VCT Portfolio.....     0.65%        0.25%       0.06%      0.96%           --       0.96%
  Pioneer Oak Ridge Large Cap Growth VCT
     Portfolio............................     0.75%        0.25%       0.37%      1.37%         0.42%      0.95%(15)
  Pioneer Real Estate Shares VCT
     Portfolio............................     0.80%        0.25%       0.11%      1.16%           --       1.16%
  Pioneer Small and Mid Cap Growth VCT
     Portfolio............................     0.75%        0.25%       1.36%      2.36%         1.36%      1.00%(13)
  Pioneer Small Cap Value VCT Portfolio...     0.75%        0.25%       0.33%      1.33%           --       1.33%(16)
  Pioneer Strategic Income VCT Portfolio..     0.65%        0.25%       0.17%      1.07%           --       1.07%
  Pioneer Value VCT Portfolio.............     0.70%        0.25%       0.17%      1.12%           --       1.12%




                                                                                                               NET TOTAL ANNUAL
                                               DISTRIBUTION              TOTAL    CONTRACTUAL FEE  NET TOTAL  OPERATING EXPENSES
                                                  AND/OR                 ANNUAL        WAIVER        ANNUAL        INCLUDING
                                   MANAGEMENT     SERVICE      OTHER   OPERATING  AND/OR  EXPENSE  OPERATING      UNDERLYING
UNDERLYING FUND:                       FEE     (12b-1) FEES  EXPENSES   EXPENSES   REIMBURSEMENT   EXPENSES*     FUND EXPENSES
----------------                   ----------  ------------  --------  ---------  ---------------  ---------  ------------------


PIONEER VARIABLE CONTRACTS
  TRUST -- CLASS II
  Pioneer Ibbotson Aggressive
     Allocation VCT Portfolio....     0.17%        0.25%       0.98%     1.40%         0.66%       0.74%(18)       1.59%(17)
  Pioneer Ibbotson Growth
     Allocation VCT Portfolio....     0.17%        0.25%       0.11%     0.53%         0.15%       0.38%(18)       1.18%(17)
  Pioneer Ibbotson Moderate
     Allocation VCT Portfolio....     0.17%        0.25%       0.18%     0.60%         0.21%       0.39%(18)       1.15%(17)


---------
* Net Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
++ Fees and expenses of this Portfolio are based on the Portfolio's fiscal year ended October 31, 2006.
(1) Other Expenses include "Acquired Fund Fees and Expenses" which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year, in the amount of 0.02% for AIM V.I. Mid Cap Core Equity Fund, 0.01% for Franklin Rising Dividends Securities Fund and Franklin Small-Mid Cap Growth Securities Fund, and 0.03% for Templeton Foreign Securities Fund.
(2) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fee and expenses are due to those of the acquired fund. This reduction is required by the Trust's Board of Trustees and an exemptive order of the Securities and Exchange Commission ("SEC").
(3) Other expenses have been estimated based on expenses incurred by Class I shares because no Class II shares were outstanding on October 31, 2006.
(4) Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.95% for Class II until May 1, 2008.
(5) Other Expenses have been restated to reflect new custodian, fund administration and transfer agent fee schedules, as if these fee schedules had been in effect for the previous fiscal year.

(6) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year.
(7) The Management Fee has been restated to reflect an amended management fee schedule, as if the agreement had been in effect during the previous fiscal year.
(8) This is a new share class for this Portfolio. Operating expenses are estimated based on the expenses of the Class A shares of the Portfolio.
(9) The Portfolio's fiscal year end has been changed from 10/31 to 12/31. The fees and expenses shown are for the Portfolio's last fiscal year ended October 31, 2006.
(10) Other Expenses have been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.
(11) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.355% for the next $500 million.
(12) The Management Fee has been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.
(13) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2008 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce expenses to 1.00%.
(14) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2008 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce expenses to 1.25%.
(15) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2008 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce expenses to 0.95%.
(16) Other expenses include fees and expenses of 0.12% incurred indirectly by the Fund as a result of its investment in other investment companies (each, an Acquired Fund).
(17) In addition to the operating expenses, the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds. The actual indirect expenses incurred by a shareholder will vary based upon the Portfolio's actual allocation of its assets and the actual expenses of the underlying funds. The average expense ratio of underlying funds is estimated to be 0.85% for the Pioneer Ibbotson Aggressive Allocation VCT Portfolio, 0.80% for the Pioneer Ibbotson Growth Allocation Portfolio, and 0.76% for the Pioneer Ibbotson Moderate Allocation Portfolio, in each case based upon (i) Ibbotson's initial target allocation of the Portfolio's assets among underlying funds and (ii) the historical gross expense ratio of the underlying funds for their most recent fiscal year. The total operating expenses of the Portfolio, including the estimated average expense ratio of the underlying funds, before any applicable fee waiver or expense limitation, are 2.25% for Pioneer Ibbotson Aggressive Allocation Portfolio, 1.33% for the Pioneer Ibbotson Growth Allocation Portfolio, and 1.36% for the Pioneer Ibbotson Moderate Allocation Portfolio.
(18) The expenses in the table, other than "Estimated average expense ratio of underlying funds," reflect the expense limitation in effect through May 1, 2008 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other direct ordinary operating expenses to the extent required to reduce expenses, other than "Estimated average expense ratio of underlying funds," to 0.74% for Pioneer Ibbotson Aggressive Allocation VCT Portfolio, 0.38% for Pioneer Ibbotson Growth Allocation VCT Portfolio, and 0.39% for Pioneer Ibbotson Moderate Allocation VCT Portfolio of the average daily net assets. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder.

EXAMPLE

The example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. The example does not represent past or future expenses. Your actual expenses may be more or less than those shown.

The example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example reflects the annual Contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the example is based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and does not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The example assumes you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. Your actual expenses will be less than those shown if you do not elect all of the available optional benefits. The GMAB and the GMWB cannot both be elected.

This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit for Life (assuming the maximum 1.50% charge applies in all Contract Years).


                                                                                          IF CONTRACT IS NOT SURRENDERED OR
                                                IF CONTRACT IS SURRENDERED AT THE          ANNUITIZED AT THE END OF PERIOD
                                                      END OF PERIOD SHOWN:                             SHOWN:
                                         ----------------------------------------------  ----------------------------------
FUNDING OPTION                             1 YEAR      3 YEARS     5 YEARS    10 YEARS     1 YEAR      3 YEARS     5 YEARS
--------------                           ----------  ----------  ----------  ----------  ----------  ----------  ----------


Underlying Fund with Minimum Total
Annual Operating Expenses..............    $1,205      $1,942      $2,589       $4,160       $405      $1,222      $2,049
Underlying Fund with Maximum Total
Annual Operating Expenses..............    $2,345      $4,917      $6,893      $10,107     $1,545      $4,197      $6,353

                                             IF
                                          CONTRACT
                                           IS NOT
                                           SURREN-
                                          DERED OR
                                         ANNUITIZED
                                         AT THE END
                                          OF PERIOD
                                           SHOWN:
                                         ----------
FUNDING OPTION                            10 YEARS
--------------                           ----------


Underlying Fund with Minimum Total
Annual Operating Expenses..............     $4,160
Underlying Fund with Maximum Total
Annual Operating Expenses..............    $10,107


                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

See Appendices A and B.

                              THE ANNUITY CONTRACT

--------------------------------------------------------------------------------

Pioneer Annuistar Plus Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many Contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. Currently, the Fixed Account is not an available funding option.

The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments and any associated Purchase Payment Credits, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

The Contract is not available for purchase if the proposed owner or Annuitant is age 81 or older.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you.


                                                          MAXIMUM AGE BASED ON THE OLDER OF THE OWNER AND
            DEATH BENEFIT/OPTIONAL FEATURE                        ANNUITANT ON THE CONTRACT DATE*
------------------------------------------------------    -----------------------------------------------


Standard Death Benefit                                                           80
Annual Step-Up Death Benefit                                                     79
Roll Up Death Benefit                                                            75
Enhanced Stepped-Up Provision (E.S.P.)                                           75


---------
* The maximum age for optional death benefits may be reduced in connection with the offer of the Contracts through certain broker-dealers.

Since optional death benefits carry higher charges, you should consider the ages of the owner and Annuitant when electing these benefits, as the additional value provided by the benefit may be significantly reduced or eliminated depending on the ages of the owner and Annuitant at the time of election.

Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits. You should consult with your tax adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-866-547-3793.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Initial Purchase Payments plus the total of any subsequent Purchase Payments may total more than $1,000,000 only with our prior consent. Where permitted by law, we may restrict Purchase Payments into the Fixed Account whenever the current credited interest rate for the Fixed Account is equal to the minimum guaranteed rate specified in your Contract. Currently, the Fixed Account is not available.

We accept Purchase Payments made by check or cashier's check. We do not accept cash, money orders or traveler's checks. We reserve the right to refuse Purchase Payments made via a personal check in excess of $100,000. Purchase Payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a Purchase Payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.")

We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information.

We will credit any subsequent Purchase Payment to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

PURCHASE PAYMENT CREDITS

For Contracts issued prior to May 1, 2003, for each Purchase Payment you make, we will add a credit to your Contract Value whenever the greater age of the Contract Owner or Annuitant is 80 or less at the time the Purchase Payment is received. This credit will equal 4.5% of the Purchase Payment.

For Contracts issued from May 1, 2003 until the date we change or rescind this Purchase Payment Credit increase, for each Purchase Payment you make, we will add a credit to your Contract Value whenever the greater age of the Contract Owner or Annuitant is 80 or less at the time the Purchase Payment is received. This credit will equal 6.0% of the Purchase Payment.

We reserve the right to change or rescind the Purchase Payment Credit increase for contracts issued on or after March 31, 2007.

We will apply the Purchase Payment Credit to the funding options in the same ratio as the applicable Purchase Payment.

We will deduct the Purchase Payment Credit associated with any Purchase Payment from any proceeds paid if:

     (a)  you return your Contract during the right to return period;

     (b) you (or the Annuitant, with no Contingent Annuitant surviving) die during the 12 months following the application of the Purchase Payment Credit; or

     (c) you surrender or terminate your Contract during the 12 months following the application of the Purchase Payment Credit.

Currently, we do not deduct the credit from refunds made under (b) or (c) for Purchase Payment Credits added to your Contract Value, but we reserve the right to do so, subject to any necessary regulatory approval. When a Purchase Payment Credit is deducted from a refund amount as described above, the amount we return to you will include any investment gains on the credit. HOWEVER, IF YOU HAVE INVESTMENT LOSSES ON THE CREDIT, WE WILL RECOVER THE ORIGINAL AMOUNT OF THE CREDIT. Additionally, if a Purchase Payment Credit is deducted from a refund amount, no withdrawal charge will be assessed on that Purchase Payment Credit. We will not recapture Purchase Payment Credits from any partial withdrawal. The Code generally requires that interests in a Qualified Contract be nonforfeitable, and it is unclear whether a deduction of Purchase Payment Credits is consistent with those requirements. Please consult a tax advisor.

You should know that over time, particularly in a positive market, the costs associated with the Purchase Payment Credits may exceed the sum of the Purchase Payment Credits and related earnings. You should consider this possibility before purchasing the Contract.

Purchase Payment Credits may not be included in your Remaining Benefit Base under GMWB. Please refer to the description of GMWB for more information. Purchase Payment Credits are not included in your Base Calculation Amount under the GMAB. Please refer to the description of GMAB for more information.

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each Variable Funding Option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment or transfer request (or, liquidate for a withdrawal request) is determined by dividing the amount directed to each Variable Funding Option (or, taken from each Variable Funding Option) by the value of its Accumulation Unit. Normally, we calculate the value of an Accumulation Unit for each Variable Funding Option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. From time to time we may make new Variable Funding Options available. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are only offered through variable annuity contracts, variable life insurance policies, and in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund.

We select the Underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Underlying Fund's adviser or subadviser is one of our affiliates or whether the Underlying Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. For additional information on these arrangements, see "Payments We Receive." We review the Underlying Funds periodically and may remove an Underlying Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from Contract Owners. In some cases, we have included Underlying Funds based on recommendations made by broker-dealer firms. When the Company develops a variable product in cooperation with a fund family or distributor (e.g. a "private label" product) the Company will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR UNDERLYING FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE UNDERLYING FUNDS YOU HAVE CHOSEN.

If investment in the Underlying Funds or a particular Underlying Fund is no longer possible, in our judgment becomes inappropriate for purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Underlying Fund or Underlying Funds without your consent. The substituted Underlying Fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Underlying Funds to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion.

In certain circumstances, the Company's ability to remove or replace an Underlying Fund may be limited by the terms of a five-year agreement between MetLife, Inc. (MetLife) and Legg Mason, Inc. (Legg Mason) relating to the use of certain Underlying Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which the Company can remove an Underlying Fund, which, in some cases, may differ from the Company's own selection criteria. In addition, during the term of the agreement, subject to the Company's fiduciary and other legal duties, the Company is generally obligated in the first instance to consider Underlying Funds advised by Legg Mason affiliates in seeking to make a substitution for an Underlying Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. (Citigroup) as part of MetLife's acquisition of The Travelers Insurance Company (now MetLife Insurance Company of Connecticut) and The Travelers Life and Annuity Company (now MetLife Life and Annuity Company of Connecticut) from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason. The agreement also obligates Legg Mason to continue making payments to the company with respect to the Underlying Funds advised by Legg Mason affiliates, on the same terms provided for in administrative services agreements between Citigroup's asset management affiliates and the Travelers insurance companies that predated acquisition.

PAYMENTS WE RECEIVE. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC, and Met Investors Advisory LLC) or subadviser of an Underlying Fund, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Underlying Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Underlying Fund assets. Contract Owners, through their indirect investment in the Underlying Funds, bear the costs of these advisory fees (see the Underlying Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Underlying Funds attributable to the Contracts and certain other variable insurance products that the Company and its affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay the Company more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of an Underlying Fund or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

The Company and/or certain of its affiliated insurance companies have joint ownership interests in its affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are formed as "limited liability companies." The Company's ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Underlying Fund. The Company will benefit accordingly from assets allocated to the Underlying Funds to the extent they result in profits to the advisers. (See "Fee
Table -- Underlying Fund Fees and Expenses" for information on the management fees paid by the Underlying Funds and the Statement of Additional Information for the Underlying Funds for information on the management fees paid by the advisers to the subadvisers.)

Certain Underlying Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Underlying Fund's 12b-1 Plan, if any, is described in more detail in the Underlying Fund's prospectus. (See "Fee
Table -- Underlying Fund Fees and Expenses" and "Other
Information -- Distribution of Variable Annuity Contracts.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor, MetLife Investors Distribution Company. Payments under an Underlying Fund's 12b-1 Plan decrease the Underlying Fund's investment return.

Each Underlying Fund has different investment objectives and risks. The Underlying Fund prospectuses contain more detailed information on each Underlying Fund's investment strategy, investment advisers and its fees. You may obtain an Underlying Fund prospectus by calling 1-866-547-3793 or through your registered representative. We do not guarantee the investment results of the Underlying Funds.

The current Underlying Funds are listed below, along with their investment advisers and any subadviser:


             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------


AIM VARIABLE INSURANCE
  FUNDS -- SERIES II
  AIM V.I. Mid Cap Core Equity     Seeks long-term growth of          A I M Advisors, Inc.
     Fund                          capital.
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS
  TRUST -- CLASS 2
  Franklin Rising Dividends        Seeks long-term capital            Franklin Advisory Services, LLC
     Securities Fund               appreciation, with preservation
                                   of capital as an important
                                   consideration.
  Franklin Small-Mid Cap Growth    Seeks long-term capital growth.    Franklin Advisers, Inc.
     Securities Fund
  Templeton Foreign Securities     Seeks long-term capital growth.    Templeton Investment Counsel, LLC
     Fund                                                             Subadvisor: Franklin Templeton
                                                                      Investment Management Limited

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
  Legg Mason Partners Variable     Seeks capital appreciation.        Legg Mason Partners Fund Advisor,
     Aggressive Growth                                                LLC
     Portfolio -- Class II                                            Subadviser: ClearBridge Advisors,
                                                                      LLC,
  Legg Mason Partners Variable     Seeks total return (that is, a     Legg Mason Partners Fund Advisor,
     Capital and Income            combination of income and long     LLC
     Portfolio -- Class II         term capital appreciation).        Subadvisers: ClearBridge
                                                                      Advisors, LLC and Western Asset
                                                                      Management Company
  Legg Mason Partners Variable     Seeks long-term capital growth.    Legg Mason Partners Fund Advisor,
     Fundamental Value             Current income is a secondary      LLC
     Portfolio -- Class I          consideration.                     Subadviser: ClearBridge Advisors,
                                                                      LLC
MET INVESTORS SERIES TRUST
  Met/AIM Capital Appreciation     Seeks capital appreciation.        Met Investors Advisory LLC
     Portfolio -- Class E                                             Subadviser: A I M Capital
                                                                      Management, Inc.
  MFS(R) Research International    Seeks capital appreciation.        Met Investors Advisory LLC
     Portfolio -- Class B                                             Subadviser: Massachusetts
                                                                      Financial Services Company
  Oppenheimer Capital              Seeks capital appreciation.        Met Investors Advisory LLC
     Appreciation                                                     Subadviser: OppenheimerFunds,
     Portfolio -- Class B                                             Inc.
METROPOLITAN SERIES FUND, INC.
  BlackRock Money Market           Seeks a high level of current      MetLife Advisers, LLC
     Portfolio -- Class A          income consistent with             Subadviser: BlackRock Advisors,
                                   preservation of capital.           LLC
  MFS(R) Total Return              Seeks a favorable total return     MetLife Advisers, LLC
     Portfolio -- Class B          through investment in a            Subadviser: Massachusetts
                                   diversified portfolio.             Financial Services Company

  Oppenheimer Global Equity        Seeks capital appreciation.        MetLife Advisers, LLC
     Portfolio -- Class B                                             Subadviser: OppenheimerFunds,
                                                                      Inc.
PIONEER VARIABLE CONTRACTS
  TRUST -- CLASS II
  Pioneer America Income VCT       Seeks as high a level of current   Pioneer Investment Management,
     Portfolio                     income as is consistent with       Inc.
                                   preservation of capital.
  Pioneer Cullen Value VCT         Seeks capital appreciation, with   Pioneer Investment Management,
     Portfolio                     current income as a secondary      Inc.
                                   objective.                         Subadviser: Cullen Capital
                                                                      Management, Inc.
  Pioneer Emerging Markets VCT     Seeks long-term growth of          Pioneer Investment Management,
     Portfolio                     capital.                           Inc.
  Pioneer Equity Income VCT        Seeks current income and long-     Pioneer Investment Management,
     Portfolio                     term growth of capital from a      Inc.
                                   portfolio consisting primarily of
                                   income producing equity
                                   securities of U.S. corporations.
  Pioneer Equity Opportunity VCT   Seeks long-term capital growth.    Pioneer Investment Management,
     Portfolio                     As a secondary objective, the      Inc.
                                   portfolio may seek income.
  Pioneer Fund VCT Portfolio       Seeks reasonable income and        Pioneer Investment Management,
                                   capital growth.                    Inc.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

  Pioneer Global High Yield VCT    Seeks to maximize total return     Pioneer Investment Management,
     Portfolio                     through a combination of income    Inc.
                                   and capital appreciation.
  Pioneer Growth Shares VCT        Seeks appreciation of capital.     Pioneer Investment Management,
     Portfolio                                                        Inc.
  Pioneer High Yield VCT           Seeks to maximize total return     Pioneer Investment Management,
     Portfolio                     through a combination of income    Inc.
                                   and capital appreciation.
  Pioneer Ibbotson Aggressive      Seeks long-term capital growth.    Pioneer Investment Management,
     Allocation VCT Portfolio                                         Inc.
                                                                      Subadviser: Ibbotson Associates,
                                                                      LLC
  Pioneer Ibbotson Growth          Seeks long-term capital growth     Pioneer Investment Management,
     Allocation VCT Portfolio      and current income.                Inc.
                                                                      Subadviser: Ibbotson Associates,
                                                                      LLC
  Pioneer Ibbotson Moderate        Seeks long-term capital growth     Pioneer Investment Management,
     Allocation VCT Portfolio      and current income.                Inc.
                                                                      Subadviser: Ibbotson Associates,
                                                                      LLC
  Pioneer International Value VCT  Seeks long-term capital growth.    Pioneer Investment Management,
     Portfolio                                                        Inc.
  Pioneer Mid Cap Value VCT        Seeks capital appreciation by      Pioneer Investment Management,
     Portfolio                     investing in a diversified         Inc.
                                   portfolio of securities
                                   consisting primarily of common
                                   stocks.
  Pioneer Oak Ridge Large Cap      Seeks capital appreciation.        Pioneer Investment Management,
     Growth VCT Portfolio                                             Inc.
                                                                      Subadviser: Oak Ridge
                                                                      Investments, LLC
  Pioneer Real Estate Shares VCT   Seeks long-term growth of          Pioneer Investment Management,
     Portfolio                     capital. Current income is the     Inc.
                                   portfolio's secondary investment   Subadviser: AEW Management and
                                   objective.                         Advisors, L.P.
  Pioneer Small and Mid Cap        Seeks long term capital growth.    Pioneer Investment Management,
     Growth VCT Portfolio                                             Inc.
                                                                      Subadviser: L. Roy Papp &
                                                                      Associates, LLP
  Pioneer Small Cap Value VCT      Seeks capital growth by investing  Pioneer Investment Management,
     Portfolio                     in a diversified portfolio of      Inc.
                                   securities consisting primarily
                                   of common stocks.
  Pioneer Strategic Income VCT     Seeks a high level of current      Pioneer Investment Management,
     Portfolio                     income.                            Inc.
  Pioneer Value VCT Portfolio      Seeks reasonable income and        Pioneer Investment Management,
                                   capital growth.                    Inc.


                                THE FIXED ACCOUNT

--------------------------------------------------------------------------------

Currently, the Fixed Account is not available as a funding option. Please refer to your Contract and Appendix D for more information.

                             CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Contracts

     - the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

     - the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)

     - administration of the annuity options available under the Contracts and

     -    the distribution of various reports to Contract Owners

Costs and expenses we incur include:

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts

     - sales and marketing expenses including commission payments to your registered representative and

     -    other costs of doing business

Risks we assume include:

     - that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

     - that the amount of the death benefit will be greater than the Contract Value and

     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments and any associated Purchase Payment Credits are withdrawn before they have been in the Contract for nine years. We will assess the charge as a percentage of the Purchase Payment and any associated Purchase Payment Credits withdrawn as follows:


         YEARS SINCE PURCHASE PAYMENT MADE            WITHDRAWAL CHARGE
--------------------------------------------------    -----------------
  GREATER THAN OR EQUAL TO         BUT LESS THAN


           0 years                    3 years                 8%
           3 years                    4 years                 7%
           4 years                    5 years                 6%
           5 years                    6 years                 5%
           6 years                    7 years                 4%
           7 years                    8 years                 3%
           8 years                    9 years                 2%
          9+ years                                            0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

     (a) any Purchase Payment and any associated Purchase Payment Credits to which no withdrawal charge applies, then

     (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

     (c) any remaining Purchase Payment and any associated Purchase Payment Credits to which a withdrawal charge applies (on a first-in, first-out basis), then

     (d)  any Contract earnings

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested. We will not deduct a withdrawal charge if Purchase Payments and associated credits are distributed:

     - due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving) or

     -    under the Managed Distribution Program or

     -    under the Nursing Home Confinement provision (as described in Appendix
          E)

FREE WITHDRAWAL ALLOWANCE

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually, without a withdrawal charge. We calculate the available withdrawal amount as of the end of the previous Contract Year. If you have Purchase Payments, and any associated Purchase Payment Credits, that are no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance or (b) the total amount of Purchase Payments, and any associated Purchase Payment Credits, no longer subject to a withdrawal charge. Any free withdrawal taken will reduce Purchase Payments , and any associated Purchase Payment Credits no longer subject to a withdrawal charge. The free withdrawal allowance applies to any partial or full withdrawal. The free withdrawal allowance is not cumulative from year to year.

Any withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty may be assessed on any withdrawal if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of a withdrawal.

TRANSFER CHARGE

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $40 annual Contract administrative charge and the administrative expense charge. The annual Contract administrative charge will be deducted on a pro-rata basis from amounts allocated to the Variable Funding Options. We will deduct the annual Contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract. We will prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a Contract administrative charge from the Fixed Account or:

     (1)  from the distribution of death proceeds;

     (2)  after an annuity payout has begun; or

     (3) if the Contract Value on the date of assessment equals or is greater than $100,000.

We deduct the administrative expense charge (sometimes called "Subaccount administrative charge") on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our Accumulation and Annuity Unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts held in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. If you choose the Standard Death Benefit, the M&E charge equals 1.40% annually. If you choose the Annual Step-Up Death Benefit, the M&E charge is 1.55% annually. If you choose the Roll-Up Death Benefit, the M&E charge is 1.75% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your registered representative.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected, there is a maximum charge of 8% of the amounts withdrawn. This charge is not assessed during the accumulation phase.

We will assess the charge as a percentage of the total benefit received as follows:


   YEARS SINCE INITIAL PURCHASE PAYMENT
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                3 years               8%
         3 years                4 years               7%
         4 years                5 years               6%
         5 years                6 years               5%
         6 years                7 years               4%
         7 years                8 years               3%
         8 years                9 years               2%
        9 years+                                      0%


Please refer to Payment Options for a description of this benefit.

ENHANCED STEPPED-UP PROVISION CHARGE

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, 0.20% of the amounts held in each funding option. The E.S.P. option is available if the owner and Annuitant are both age 75 or younger on the Contract Date.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE

If you elect to add a GMWB rider to your Contract, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge depends on which GWMB rider you select. The current charge for each rider is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT FOR LIFE ("GMWB FOR LIFE") CHARGE

If you elect the GMWB for Life rider, a charge is deducted daily from amounts held in each Variable Funding Option. The current charge, on an annual basis, is 0.65% if you select the Single Life Option, or 0.80% if you select the Joint Life Option. Your current charge may increase when your benefits automatically reset, unless you notify us not to reset your benefits (see "LIVING
BENEFITS -- Guaranteed Minimum Withdrawal Benefit for Life"). The charge will never exceed 1.50%. You cannot cancel the rider, although the rider terminates under certain circumstances (see "Termination").

GUARANTEED MINIMUM ACCUMULATION BENEFIT CHARGE

If the GMAB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.50% of the amounts held in each funding option.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 3.5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS

--------------------------------------------------------------------------------

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. Currently, the Fixed Account is not an available funding option.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request, which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Underlying Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Underlying Fund and the reflection of that change in the Underlying Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the Underlying Funds and may disrupt Underlying Fund management strategy, requiring an Underlying Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Underlying Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Underlying Funds, i.e., Franklin Small-Mid Cap Growth Securities Fund, Templeton Foreign Securities Fund, MFS(R) Research International Portfolio, Oppenheimer Global Equity Portfolio, Pioneer Emerging Markets VCT Portfolio, Pioneer Global High Yield VCT Portfolio, Pioneer High Yield VCT Portfolio, Pioneer International Value VCT Portfolio, Pioneer Small and Mid Cap Growth VCT Portfolio, Pioneer Small Cap

Value VCT Portfolio and Pioneer Strategic Income VCT Portfolio (the "Monitored Portfolios"), and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days, or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.

We do not believe that other Underlying Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Underlying Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Underlying Funds, we rely on the Underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Contracts, we will exercise our contractual right to restrict your number of transfers to one every six months. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

     - reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Owner, or

     - reject the transfer or exchange instructions of individual Owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Underlying Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate market timing in any Underlying Fund and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Underlying Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds, we have entered into a written agreement, as required by SEC regulation, with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.

In addition, Contract Owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the Underlying Funds generally are "omnibus" orders from intermediaries, such as separate accounts funding variable insurance contracts or retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Underlying Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Underlying Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Underlying Funds. If an Underlying Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Underlying Fund prospectuses for more details.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA Program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under a 6 Month, 12 Month or 24 Month Special DCA Program. The programs may have different credited interest rates. We must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Under each program, the interest will accrue only on the remaining amounts in the Special DCA Program. For example, under the 12 Month program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete program enrollment instructions within 15 days of receipt of the initial program Purchase Payment, the entire balance in the program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for funds.

You may only have one DCA Program or Special DCA Program in place at one time.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options, except that transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not available as a funding option, you may still participate in the DCA Program.

                              ACCESS TO YOUR MONEY

--------------------------------------------------------------------------------

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge and any premium tax not previously deducted. Unless you submit a Written Request specifying the Fixed Account and/or the Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Contract Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless you are (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax adviser before making a withdrawal from your Contract.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals upon 30 days' written notice to Contract Owners (where allowed by state law). There is currently no additional fee for electing systematic withdrawals.

Each systematic withdrawal is subject to federal income taxes on the taxable portion and may be subject to Contract charges. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

MANAGED DISTRIBUTION PROGRAM. Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 70 1/2. (See "Federal Tax Considerations".) These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program.

                              OWNERSHIP PROVISIONS

--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership or make additional Purchase Payments.

Joint Owner. For Non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

Contingent Annuitant. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living:

     -    the death benefit will not be payable upon the Annuitant's death

     -    the Contingent Annuitant becomes the Annuitant

     -    all other rights and benefits will continue in effect

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

                                  DEATH BENEFIT

--------------------------------------------------------------------------------

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. At purchase, you elect the Standard Death Benefit, the Step-Up Benefit (also referred to as the "Annual Step-Up") or the Roll-Up Benefit. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance ("Death Report Date").

Three different types of death benefits are available under the Contract prior to the Maturity Date:

     -    Standard Death Benefit

     -    Annual Step-Up Death Benefit

     -    Roll-Up Death Benefit

The Annual Step-Up and Roll-Up Death Benefits may not be available in all jurisdictions. There are age restrictions on certain death benefits (see The Annuity Contract section).

Note: If the owner dies before the Annuitant, the death benefit is recalculated, replacing all references to "Annuitant" with "owner."

DEATH PROCEEDS BEFORE THE MATURITY DATE

STANDARD DEATH BENEFIT: We will pay the beneficiary an amount equal to the greater of (1) or (2) below, each reduced by any applicable premium tax not previously deducted:

     (1)  your Contract Value on the Death Report Date, or

     (2)  your Adjusted Purchase Payment, described below*

ANNUAL STEP-UP DEATH BENEFIT

We will pay the beneficiary an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax not previously deducted:

     (1)  your Contract Value on the Death Report Date,

     (2)  your Adjusted Purchase Payment described below* or

     (3)  the Step-Up Value, if any, as described below

ROLL-UP DEATH BENEFIT



--------------------------------------------------------------------------------------
If the Annuitant dies before
age 80, the death benefit will
be the greatest of:                 -  the Contract Value on the Death Report Date
                                    -  your adjusted Purchase Payment, described
                                       below*
                                    -  the Step-Up Value, if any, described below or
                                    -  the Roll-Up Death Benefit Value, described
                                       below; or
--------------------------------------------------------------------------------------
If the Annuitant dies on or
after age 80, the death benefit
will be the greatest of:            -  the Contract Value on the Death Report Date
                                    -  your adjusted Purchase Payment, described
                                       below*;
                                    -  the Step-Up Value, if any, as described below
                                       or
                                    -  the Roll-Up Death Benefit Value, described
                                       below, on the Annuitant's 80(th) birthday,
                                       plus any additional Purchase Payments and
                                       minus any partial surrender reductions (as
                                       described below) that occur after the
                                       Annuitant's 80(th) birthday
--------------------------------------------------------------------------------------


* If you have elected a GMWB Rider (Principal Guarantee) your adjusted Purchase Payment will NOT be calculated as described below but will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date you purchase the rider. If you purchased the GMWB for Life (Living Income Guarantee) rider and if your Contract provides for a death benefit amount that is the greatest of multiple benefits including the Adjusted Purchase Payment, your Adjusted Purchase Payment will not be calculated as described below, but instead will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date the GMWB for Life (Living Income Guarantee) rider is added to your Contract.

ADJUSTED PURCHASE PAYMENT. The initial Adjusted Purchase Payment is equal to the initial Purchase Payment. Whenever an additional Purchase Payment is made, the Adjusted Purchase Payment is increased by the amount of the Purchase Payment. Whenever a partial surrender is taken, the Adjusted Purchase Payment is reduced by a Partial Surrender Reduction, described below. Purchase Payment Credits are not considered Purchase Payments for the purposes of this calculation.

STEP-UP VALUE

The Step-Up Value will initially equal the Contract Value on the first Contract Date anniversary less any Purchase Payment Credits applied within the last 12 months. On each subsequent Contract Date anniversary that occurs before the Annuitant's 80(th) birthday and before the Annuitant's death, if the Contract Value less any Purchase Payment Credits applied within 12 months is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value less any Purchase Payment Credits applied within the last 12 months. If the Step-Up Value is greater than the Contract Value less any Purchase Payment Credits applied within the last 12 months, the Step-Up Value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up Value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a Partial Surrender Reduction as described below. The only changes made to the Step-Up Value on or after the Annuitant's 80(th) birthday will be those related to additional Purchase Payments or withdrawals as described below.

ROLL-UP DEATH BENEFIT VALUE+

On the Contract Date, the Roll-Up Death Benefit Value is equal to the Purchase Payment. Purchase Payment Credits are not considered Purchase Payments. On each Contract Date anniversary, the Roll-Up Death Benefit Value will be recalculated to equal a) plus b) minus c), increased by 5%, where:

     (a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

     (b)  is any Purchase Payment made during the previous Contract Year

     (c) is any Partial Surrender Reduction (as described below) during the previous Contract Year.

On dates other than the Contract Date anniversary, the Roll-Up Death Benefit Value will equal a) plus b) minus c) where:

     (a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

     (b) is any Purchase Payment made since the previous Contract Date anniversary

     (c) is any Partial Surrender Reduction (as described below) since the previous Contract Date anniversary

The maximum Roll-Up Death Benefit equals 200% of the difference between all Purchase Payments and all partial surrender reductions** (as described below).

** Your Roll-Up Death Benefit will be subjected to the partial surrender reduction below even if you have elected the GMWB Rider (Principal Guarantee) or GMWB for Life (Living Income Guarantee) rider.

+ May not be available in all states. Please check with your registered representative.

PARTIAL SURRENDER REDUCTIONS.

ADJUSTED PURCHASE PAYMENT: The Partial Surrender Reduction equals (1) the adjusted Purchase Payment in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender less any Purchase Payment Credits applied within 12 months of the surrender.

For example, assume your current Contract Value is $55,000. If your current adjusted Purchase Payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the adjusted Purchase Payment as follows:

           $50,000 x ($10,000/55,000) = $9,090

Your new adjusted Purchase Payment would be $50,000-$9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current Adjusted Purchase Payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the adjusted Purchase Payment as follows:

           $50,000 x ($10,000/$30,000) = $16,666

Your new adjusted Purchase Payment would be $50,000-$16,666, or $33,334.

STEP-UP AND ROLL-UP VALUE: The Partial Surrender Reduction equals (1) the death benefit value (Step-Up or Roll-Up Value) in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender less any Purchase Payment Credits applied within 12 months of the surrender.

For example, assume your current Contract Value is $55,000. If your current Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

           $50,000 x ($10,000/$55,000) = $9,090

Your new Step-Up Value would be $50,000-$9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current Step-Up Value is $50,000, and you decide to make your withdrawal of $10,000, we would reduce the Step-Up Value as follows:

           $50,000 x ($10,000/$30,000) = $16,666

Your new Step-Up Value would be $50,000-$16,666, or $33,334.

ENHANCED STEPPED-UP PROVISION ("E.S.P.")

THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE. THIS PROVISION MAY NOT BE AVAILABLE IN ALL STATES. PLEASE CHECK WITH YOUR REGISTERED REPRESENTATIVE.

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are received both after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

THE INITIAL MODIFIED PURCHASE PAYMENT is equal to the Contract Value as of the rider effective date. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

           $50,000 x ($10,000/$55,000) = $9,090

You new modified Purchase Payment would be $50,000-$9,090 = $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

           $50,000 x ($10,000/$30,000) = $16,666

Your new modified Purchase Payment would be $50,000-$16,666 = $33,334.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NON-QUALIFIED CONTRACTS


---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

OWNER (WHO IS NOT THE         The beneficiary (ies), or if   The beneficiary elects to      Yes
ANNUITANT) (WITH NO JOINT     none, to the Contract          continue the Contract rather
OWNER)                        Owner's estate.                than receive the
                                                             distribution.
---------------------------------------------------------------------------------------------------------------
OWNER (WHO IS THE ANNUITANT)  The beneficiary (ies), or if   The beneficiary elects to      Yes
(WITH NO JOINT OWNER)         none, to the Contract          continue the Contract rather
                              Owner's estate.                than receive the
                                                             distribution.
---------------------------------------------------------------------------------------------------------------
NON-SPOUSAL JOINT OWNER (WHO  The surviving joint owner.                                    Yes
IS NOT THE ANNUITANT)
---------------------------------------------------------------------------------------------------------------
NON-SPOUSAL JOINT OWNER (WHO  The beneficiary (ies), or if   The beneficiary elects to      Yes
IS THE ANNUITANT)             none, to the surviving joint   continue the Contract rather
                              owner.                         than receive the lump sum
                                                             distribution.
---------------------------------------------------------------------------------------------------------------
SPOUSAL JOINT OWNER (WHO IS   The surviving joint owner.     The spouse elects to           Yes
NOT THE ANNUITANT)                                           continue the Contract.
---------------------------------------------------------------------------------------------------------------
SPOUSAL JOINT OWNER (WHO IS   The beneficiary (ies), or if   The spouse elects to           Yes
THE ANNUITANT)                none, to the surviving joint   continue the Contract.
                              owner.
                                                             A spouse who is not the
                                                             beneficiary may decline to
                                                             continue the Contract the
                                                             proceeds and instruct the
                                                             company to pay the
                                                             beneficiary who may elect to
                                                             continue the Contract.
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

ANNUITANT (WHO IS NOT THE     The beneficiary (ies), or if   The beneficiary elects to      Yes
CONTRACT OWNER)               none, to the Contract Owner    continue the Contract rather
                                                             than receive the
                                                             distribution.
                                                             Or unless, there is a
                                                             Contingent Annuitant, then,
                                                             the Contingent Annuitant
                                                             becomes the Annuitant and
                                                             the Contract continues in
                                                             effect (generally using the
                                                             original Maturity Date). The
                                                             proceeds will then be paid
                                                             upon the death of the
                                                             Contingent Annuitant or
                                                             owner
---------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS THE         See death of "owner who is                                    Yes
CONTRACT OWNER)               the Annuitant" above.
---------------------------------------------------------------------------------------------------------------
ANNUITANT (WHERE OWNER IS A   The beneficiary(ies) (or if                                   Yes (Death of
NONNATURAL ENTITY/TRUST)      none, to the owner.                                           Annuitant is
                                                                                            treated as death
                                                                                            of the owner in
                                                                                            these
                                                                                            circumstances.)
---------------------------------------------------------------------------------------------------------------
CONTINGENT ANNUITANT          No death proceeds are                                         N/A
(ASSUMING ANNUITANT IS STILL  payable; Contract continues.
ALIVE)
---------------------------------------------------------------------------------------------------------------
BENEFICIARY                   No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY        No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------


                               QUALIFIED CONTRACTS


---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

OWNER/ANNUITANT               The beneficiary (ies), or if   The beneficiary elects to      Yes
                              none, to the Contract          continue the Contract rather
                              Owner's estate.                than receive a lump sum
                                                             distribution.
---------------------------------------------------------------------------------------------------------------
BENEFICIARY                   No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY        No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------


---------
* Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of contract proceeds within 5 years of death. For Qualified Contracts, if mandatory distributions have begun at the death of the Annuitant, the 5 year payout option is not available.

SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY -- DOES NOT APPLY IF A NON-SPOUSE IS A JOINT OWNER)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract as Contract Owner, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase payments and any associated credits made to the Contract after the Death Report Date will be subject to the withdrawal charge. All other Contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

Please note that spousal continuation will not satisfy required minimum distribution rules for Qualified Contracts other than IRAs. Please consult a tax advisor before electing this option.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

     -    transfer ownership

     -    take a loan

     -    make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. All other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

     - as a variable or fixed annuity for life or a period that does not exceed the beneficiary's life expectancy, or

     - under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(ies) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                                 LIVING BENEFITS

--------------------------------------------------------------------------------

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE")

For an additional charge, you may elect an optional rider for your Contract that provides a Guaranteed Minimum Withdrawal Benefit, or "GMWB". A GMWB rider is designed to protect your investment from poor market performance, as long as you do not withdraw more than a certain amount from your Contract each year.

AVAILABILITY AND ELIGIBILITY We offer different GMWB riders so that you can choose the level of benefits and costs that makes the most sense for you. This prospectus offers four different GMWB riders, and the availability of each depends on when you purchase your Contract and your state of residence. The four GMWB riders described in this prospectus are called "GMWB I", "GMWB II", "GMWB III" , and "GMWB for Life" (described separately below); we may refer to any one of these as GMWB. The availability of each rider is shown below.

                              AVAILABLE GMWB RIDERS


--------------------------------------------------------------------------------------------------------------
         NAME OF RIDER:                    GMWB I                    GMWB II                  GMWB III
--------------------------------------------------------------------------------------------------------------
ALSO CALLED:                         Principal Guarantee    Principal Guarantee 5/10    Principal Guarantee 5
--------------------------------------------------------------------------------------------------------------
AVAILABILITY:                         Not available for       Available on or after     Available on or after
                                    purchase on or after        March 21, 2005 if         March 21, 2005 if
                                   March 21, 2005, unless    approved in your state    approved in your state
                                   GMWB II is not approved
                                        in your state
--------------------------------------------------------------------------------------------------------------


You may elect a GMWB or GMWB for Life rider only at the time of your initial purchase of the Contract. You may not elect a GMWB or GMWB for Life rider if you have also elected the GMAB rider offered under this Contract.

REMAINING BENEFIT BASE ("RBB") For all GMWB riders, the amount of your investment that is guaranteed is called the "remaining benefit base" or "RBB." Your initial RBB is equal to your initial Purchase Payment if you elect GMWB when you purchase your Contract less any Purchase Payment Credits applied within 12 months prior to the date the rider is added to the Contract. Your initial RBB does not include Purchase Payment Credits. The RBB is not a lump sum guarantee, rather, it is the amount that we guarantee to return to you through a series of payments that annually do not exceed a percentage of your RBB.

ANNUAL WITHDRAWAL BENEFIT ("AWB") The annual percentage of your RBB that is available for withdrawal is called the "annual withdrawal benefit" or "AWB". Each year you may take withdrawals that do not exceed your AWB until your RBB is depleted. Each year you may take your AWB monthly, annually, or on any payment schedule you request. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of, or none of, your AWB in any given year, your AWB in any subsequent year will not be increased. In that case you are choosing to deplete your RBB over a longer period of time.

The AWB is a percentage of your RBB and depends on which GMWB rider you select. Your initial AWB is calculated as a percentage of the RBB immediately before your first withdrawal:


--------------------------------------------------------------------------------------------------------------
                                           GMWB I                    GMWB II                  GMWB III
--------------------------------------------------------------------------------------------------------------
If you make your first                    5% of RBB                 5% of RBB                 5% of RBB
withdrawal before the 3(rd)
anniversary
after you purchase GMWB:
--------------------------------------------------------------------------------------------------------------
If you make your first                   10% of RBB                10% of RBB                 5% of RBB
withdrawal after the 3(rd)
anniversary after you purchase
GMWB:
--------------------------------------------------------------------------------------------------------------


ADDITIONAL PREMIUM Currently, additional Purchase Payments serve to increase your RBB and AWB. After each Purchase Payment your new RBB equals your RBB immediately prior to the Purchase Payment plus the dollar amount of the Purchase Payment, not including any Purchase Payment Credits. Your new AWB is equal to the AWB immediately prior to the Purchase Payment, plus a percentage of the Purchase Payment. We use the same percentage as that used to calculate your original AWB as shown above.

We reserve the right not to include additional Purchase Payments into the calculation of the RBB or AWB.

WITHDRAWALS When you make a withdrawal, your AWB remains the same as long as the sum of all of your withdrawals since the most recent anniversary of your purchase or reset of GMWB (or "GMWB Anniversary"), including the current withdrawal, does not exceed your AWB immediately prior to the current withdrawal. In such case your RBB is decreased to equal the RBB immediately prior to the withdrawal, less the dollar amount of the current withdrawal.

However, if you make a withdrawal so that the total of all your withdrawals since your GMWB anniversary, including the current withdrawal, exceeds your AWB immediately prior to the current withdrawal, we will recalculate both your RBB and AWB. The recalculation depends on which GMWB rider you select:

IF YOU SELECT GMWB II OR GMWB III:

     - To recalculate your RBB, we reduce your RBB by the greater of the dollar amount of your withdrawal, or a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal, minus any Purchase Payment Credits applied within 12 months of the withdrawal.

     - To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

IF YOU PURCHASED GMWB I:

     - To recalculate your RBB, we reduce your RBB by a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal, minus any Purchase Payment Credits applied within 12 months of the withdrawal.

     - To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

We will waive any surrender charge on amounts that you withdraw up to your AWB, or on amounts up to the amount withdrawn under our Managed Distribution Program, even if such annual amount withdrawn is greater than your free withdrawal allowance.

WITHDRAWAL EXAMPLES. The following examples are intended to illustrate the effect of withdrawals on your RBB and AWB, depending on which GMWB rider you select. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the Variable Funding Options selected by you. The example does not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties, but does reflect a 6.00% Purchase Payment Credit (see "The Annuity Contract -- Purchase Payment Credits"). Assume your initial RBB is $100,000, your age is less than 70, and you take a withdrawal of $10,000 after your first GMWB Anniversary:

                   WITHDRAWAL EXAMPLE FOR GMWB II AND GMWB III


--------------------------------------------------------------------------------------------------------------------------------
                             ASSUMES 10% GAIN ON INVESTMENT                           ASSUMES 10% LOSS ON INVESTMENT
--------------------------------------------------------------------------------------------------------------------------------
                                                                           CONTRACT
               CONTRACT VALUE           RBB                AWB (5%)          VALUE            RBB                AWB (5%)
--------------------------------------------------------------------------------------------------------------------------------

VALUES AS OF
--------------------------------------------------------------------------------------------------------------------------------
INITIAL GMWB
  PURCHASE        $106,000           $100,000               $5,000         $106,000        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY
  PRIOR TO
  WITHDRAWAL      $116,600           $100,000               $5,000          $95,400        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------------
PARTIAL
  WITHDRAWAL
  REDUCTION
  (PWR)              N/A            (100,000 X             [5,000 X           N/A         (100,000 X             [5,000 X
                                 10,000/116,600) =   (190,000/100,000)] =              10,000/95,400) =     (189,518/100,000)]
                                       8,576                  500                           $10,482               = $524
--------------------------------------------------------------------------------------------------------------------------------
GREATER OF
  PWR OR THE
  DOLLAR
  AMOUNT OF
  THE
  WITHDRAWAL                          $10,000                                               $10,482

                                  (10,000>8,576)                                        (10,482>10,000)
--------------------------------------------------------------------------------------------------------------------------------
CHANGE IN
  VALUE DUE
  TO
  WITHDRAWAL
  (PARTIAL
  SURRENDER
  REDUCTION)       $10,000            $10,000                $500           $10,000         $10,482                $524
--------------------------------------------------------------------------------------------------------------------------------
VALUE
  IMMEDIATELY
  AFTER
  WITHDRAWAL      $106,600            $90,000               $4,500          $85,400         $89,518               $4,476
--------------------------------------------------------------------------------------------------------------------------------


                          WITHDRAWAL EXAMPLE FOR GMWB I


--------------------------------------------------------------------------------------------------------------------------------
                             ASSUMES 10% GAIN ON INVESTMENT                           ASSUMES 10% LOSS ON INVESTMENT
--------------------------------------------------------------------------------------------------------------------------------
                                                                           CONTRACT
               CONTRACT VALUE           RBB                AWB (5%)          VALUE            RBB                AWB (5%)
--------------------------------------------------------------------------------------------------------------------------------

VALUES AS OF
--------------------------------------------------------------------------------------------------------------------------------
INITIAL GMWB
  PURCHASE        $106,000           $100,000               $5,000         $106,000        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY
  PRIOR TO
  WITHDRAWAL      $116,600           $100,000               $5,000          $95,400        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY
  AFTER
  WITHDRAWAL      $106,600            $91,424               $4,571          $85,400         $89,518               $4,476

                                [100,000 - (100,000     [5,000 - (5,000                   [100,000 -             [5,000 X
                                         X             $91,424/100,000)]                   (100,000          (89,518/100,000)]
                                 10,000/116,600)]                                      X 10,000/95,400)]
--------------------------------------------------------------------------------------------------------------------------------
CHANGE IN
  VALUE DUE
  TO
  WITHDRAWAL
  (PARTIAL
  SURRENDER
  REDUCTION)       $10,000            $8,576                 $429           $10,000         $10,482                $524
--------------------------------------------------------------------------------------------------------------------------------


TAX-QUALIFIED DISTRIBUTION PROGRAMS (GMWB II AND GMWB III ONLY). If you select GMWB II or GMWB III, subject to certain limitations and restrictions, your AWB will not incur a recalculation as a result of distributions taken under certain eligible Tax-Qualified Distribution Programs ("Tax-Qualified Distribution Programs"). Instead, such distributions will reduce the RBB by the amount of the withdrawal, and will not affect the AWB.

For purposes of GMWB II and GMWB III, the following Tax-Qualified Distribution Programs are eligible. Only certain types of distribution methods are eligible as described below. Please consult with your tax adviser to make sure you are eligible:

     - Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code ("Code") Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to:

          -    a qualified retirement plan (Code Section 401),

          -    a tax-sheltered annuity (Code Section 403(b)),

          -    an individual retirement account (Code Sections 408(a)),

          -    an individual retirement annuity (Code Section 408(b)), or

          -    a qualified deferred compensation plan (Code Section 457).

          Required minimum distribution must be calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-3), and for distributions where the employee (owner) dies before the entire interest is distributed as described in Code Section 401(a)(9)(B)(iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004).

     - Distributions intended to satisfy the exception under Code Section 72(s)(2) to the required minimum distribution rules which apply after the death of the holder of a nonqualified annuity contract provided under Code Section 72(s)(1) for certain amounts payable over the life of a designated beneficiary;

     - Distributions intended to satisfy the exception under Code Section 72(t)(2)(A)(iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section 72(t)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and his designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 I.R.B. 710 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program); or

     - Distributions intended to satisfy the exception under Code Section 72(q)(2)(D) from the 10% additional tax on early distributions from nonqualified annuity contracts imposed by Code Section 72(q)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Beneficiary or the joint lives (or joint life expectancies) of such Beneficiary and his designated beneficiary, provided, however, the amount of the substantially equal periodic payment must be calculated under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Internal Revenue Bulletin 2004-9 , Notice 2004-15, page 526. (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program).

You are subject to the following limitations if you are taking distributions under a Tax-Qualified Distribution Program:

     - YOU MUST ENROLL IN OUR MANAGED DISTRIBUTION PROGRAM. If you do not enroll or if you cancel your enrollment, you can continue to make withdrawals under your GMWB rider, however your RBB and AWB may be subject to a recalculation. Under our Managed Distribution Program, you select the frequency of payments. You may change the frequency of your payments only once every two years after your GMWB Anniversary, and you may only make the change during the 30-day period after your GMWB Anniversary. At the time you purchase GMWB, your initial frequency of payment must be annual if you did not take distributions pursuant to your Tax-Qualified Distribution Program at your previous financial institution, unless you turn age
          70 1/2 before the first GMWB anniversary.

          You are advised to take your required distributions prior to purchasing GMWB in order to have the choice of taking your distributions on a monthly, quarterly, semi-annual or annual basis. If you do not take your distribution before purchasing GMWB, you will be limited to taking annual distributions for the first two Contract Years after which time you can choose an alternate mode of distribution.

     - ANY WITHDRAWALS OUTSIDE OF THE PROGRAM MAY DECREASE YOUR BENEFIT. All withdrawals under your Contract must be made pursuant to the Tax-Qualified Distribution Program during any 12-month period after an anniversary of your purchase of GMWB (a "GMWB Year"). If during any GMWB Year you take any additional withdrawals that are not made pursuant to the Program, you can continue to make withdrawals under your GMWB rider, however for the remainder of the GMWB Year your RBB and AWB may be subject to a partial withdrawal reduction. To avoid any partial withdrawal reduction, all withdrawals under your Contract must be made pursuant to your Tax-Qualified Distribution Program.

RESET (GMWB I AND GMWB II ONLY). If you select GMWB I or GMWB II, you may choose to reset your RBB at any time on or after the 5(th) anniversary of your GMWB purchase. Your new RBB is reset to equal your current Contract Value, minus any Purchase Payment Credits received 12 months before the date you reset. You may reset your RBB again every 5 years after the most recent reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on the anniversary of your GMWB purchase.

Each time you reset your RBB, your new AWB will equal a percentage of your new RBB. The percentage used is the same percentage used to calculate your AWB before the reset.

If you are age 95 and are taking withdrawals under a Tax-Qualified Distribution Program, you may not reset if you purchased GMWB II.

Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. Generally, it may be beneficial to reset your RBB if your Contract Value exceeds your RBB. However, the charge may increase if you elect to reset the RBB (the charge will never exceed the guaranteed maximum charge). Further, if you reset your RBB, your new AWB may be higher or lower than your current AWB. In addition, the length of time over which you can expect to receive your RBB will be reset.

INVESTMENT RESTRICTIONS (GMWB II AND GMWB III ONLY)

We reserve the right to restrict allocations to a Variable Funding Option or limit the percentage of Contract value that may be allocated to a Variable Funding Option at any time. If we do so we would provide you with asset allocation requirements, and we reserve the right to require periodic rebalancing of Contract value allocated to Variable Funding Options according to specified percentages. We will provide no less than 30 days advanced written notice if we exercise our right to restrict or limit allocations to a Variable Funding Option and/or require periodic rebalancing between Variable Funding Options. Our ability to restrict allocations to a Variable Funding Option may be different depending on your state.

If we restrict allocations to a Variable Funding Option, as of the effective date of the restriction, we will no longer allow additional Purchase Payments to be applied, or transfers of Contract value to be allocated into the restricted Variable Funding Option. Any Contract value previously allocated to a restricted Variable Funding Option will not be subject to the restriction. If we impose a limit on the percentage of Contract value allocated to a Variable Funding Option, as of the effective date of the restriction, we will impose the limit on all subsequent allocations.

GMWB CHARGE. The charge for your GMWB rider is different depending on which version of GMWB you choose. For all GMWB riders, the charge is deducted daily from amounts held in each Variable Funding Option. The current charge for each rider, on an annual basis, is shown below. Your current charge will not change unless you reset your benefits, at which time we may modify the charge. In such case the charge will never exceed 1.00%.


--------------------------------------------------------------------------------------------------------------
                                           GMWB I                    GMWB II                  GMWB III
--------------------------------------------------------------------------------------------------------------
Current Annual Charge                       0.40%                     0.50%                     0.25%
--------------------------------------------------------------------------------------------------------------
Maximum Annual Charge After a               1.00%                     1.00%                      N/A
Reset
--------------------------------------------------------------------------------------------------------------

MAXIMUM RBB. Although we have no current plans to do so, in the future we may impose a maximum RBB. If we do, we would stop including additional Purchase Payments and any Purchase Payment Credits into the calculation of your RBB. If we impose a maximum RBB for Purchase Payments or reset, the maximum RBB will never be less than the cumulative Purchase Payments to which we have previously consented.

Currently you must obtain our consent to purchase any RBB over $1 million. Purchase Payments under $1 million are not subject to a maximum RBB.

TERMINATION. Once you purchase GMWB I, you cannot cancel it. If you select GMWB II or GMWB III, you may terminate your rider at any time after the 5(th) anniversary of your purchase of GMWB. Once you terminate a GMWB III rider, you cannot re-elect it. You must request your termination in writing. All GMWB riders terminate automatically when you reach the maturity date of your Contract, if your Contract is assigned, or if the rider is exchanged for a similar rider offered by us.

OTHER INFORMATION ABOUT GMWB. If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

     - The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or optional benefit, if any, will be paid.

     - The total annual payment amount will equal the AWB and will never exceed your RBB, and

     - We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Please refer to the Death Benefit section for information on how GMWB may impact your death benefit.

COMPARISON OF IMPORTANT DIFFERENCES BETWEEN GMWB I, II, AND III

The following chart may help you decide which version of GMWB is best for you.


--------------------------------------------------------------------------------------------------------------
                                           GMWB I                    GMWB II                  GMWB III
--------------------------------------------------------------------------------------------------------------
AWB                                  5% of RBB if first        5% of RBB if first             5% of RBB
                                   withdrawal before 3(rd)   withdrawal before 3(rd)
                                   anniversary 10% of RBB    anniversary 10% of RBB
                                     if first withdrawal       if first withdrawal
                                   after 3(rd) anniversary   after 3(rd) anniversary
--------------------------------------------------------------------------------------------------------------
ANNUAL CHARGE                               0.40%                     0.50%                     0.25%
--------------------------------------------------------------------------------------------------------------
RESET                                        Yes                       Yes                       No
--------------------------------------------------------------------------------------------------------------
CAN I CANCEL MY GMWB?                        No               Yes, after the 5(th)      Yes, after the 5(th)
                                                               anniversary of GMWB       anniversary of GMWB
                                                                    purchase                  purchase
--------------------------------------------------------------------------------------------------------------
INVESTMENT RESTRICTIONS                      No                        Yes                       Yes
--------------------------------------------------------------------------------------------------------------
WAIVER OF RECALCULATION OF AWB               No                        Yes                       Yes
FOR DISTRIBUTIONS FROM TAX-
QUALIFIED PLANS
--------------------------------------------------------------------------------------------------------------


GUARANTEED MINIMUM WITHDRAWAL BENEFIT FOR LIFE ("GMWB FOR LIFE" OR "LIVING INCOME GUARANTEE")

SUMMARY OF BENEFITS. At the time you purchase the Contract, for an additional charge, you may elect an optional rider for your Contract that provides a Guaranteed Minimum Withdrawal Benefit for Life, or "GMWB for Life". The

GMWB for Life rider is designed to protect your investment from poor market performance. The GMWB for Life rider:

     - Guarantees a fixed level of income for life after you attain a certain age as long as you do not withdraw more than a certain amount from your Contract each year;

     -    Can be purchased for you alone or with your spouse;

     -    Can accommodate tax-qualified distributions from your Contract;

     - Increases in value on each anniversary if your Contract Value increases through an automatic reset feature;

     - Can provide an income until your guaranteed amount is recovered if your circumstances change before you reach the minimum age to begin lifetime income, as long as you do not withdraw more than a certain amount from your Contract each year;

     - Offers the option to receive a lump sum after a period of years in lieu of the guarantee to take periodic payments if your circumstances change.

You must continue to meet several restrictions and conditions in order to receive the benefits of the GMWB for Life rider. Withdrawals that exceed the allowable annual maximum will more rapidly decrease the guarantees under the rider. Also, to be eligible for the guarantees you are permitted to invest only in a limited number of specified Variable Funding Options. Only Purchase Payments that you make within two years of purchase are eligible for the guarantees. See below for details.

Currently, you may elect the GMWB for Life rider only at the time of your initial purchase of the Contract. In the future we may allow Contract Owners to add the rider after purchase. You may not elect the GMWB for Life rider if you have also elected the GMWB or GMAB rider offered under this Contract. The GMWB for Life rider many not be available in all states. You may not elect the GMWB for Life rider if you have a loan outstanding, and you may not take out a loan once you elect the GMWB for Life rider. Once you purchase the GMWB for Life rider, you cannot cancel it.

In written materials other than this prospectus, we may refer to the GMWB for Life rider using different names. These names are "Living Income Guarantee" and "Living Income Guarantee for 2". These names refer to the same GMWB for Life rider described in this prospectus.

SINGLE LIFE OPTION OR JOINT LIFE OPTION. The GMWB for Life rider is designed for use by you alone (the "Single Life Option"), or you and your spouse (the "Joint Life Option"). You must select either the Single Life Option or the Joint Life Option at the time you elect the GMWB for Life rider.

The Single Life Option is available to all Contract Owners. However, if you select the Single Life Option and your Contract is jointly owned, the age of the older joint owner will determine when you are eligible for lifetime benefits under the rider, and income is guaranteed only over the lifetime of the older joint owner.

The Joint Life Option is only available if you name your spouse as the joint owner or sole beneficiary of your Contract. Under the Joint Life Option, income is guaranteed over the joint lifetime of both you and your spouse. Under the Joint Life Option, the age of the younger spouse determines when you are eligible for lifetime benefits under the rider. This means you and your spouse will have to wait until the younger of you reaches the minimum age to qualify for the lifetime benefit.

REMAINING BENEFIT BASE ("RBB"). The guarantees under the GMWB for Life rider are determined by applying an annual percentage to a base amount that we calculate called the "remaining benefit base" or "RBB."

Your initial RBB is equal to your initial Purchase Payment if you elect GMWB for Life when you purchase your Contract. If in the future we permit the rider to be added after the Contract is issued, then your initial RBB is equal to your Contract Value when you elect the rider less any Purchase Payment Credits applied within 12 months prior to the date the rider is added to the Contract. The RBB is not a lump sum guarantee, rather, it is used to determine the amount that we return to you through a series of payments that annually do not exceed a percentage of your RBB less any Purchase Payment Credits applied within 12 months prior to the date the rider is added to the Contract.

Your RBB is subject to a maximum of $5,000,000 for all deferred variable annuities issued by us in the same calendar year to you.

LIFETIME WITHDRAWAL BENEFIT ("LWB"). The annual percentage of your RBB that is available for withdrawal is called the "Lifetime Withdrawal Benefit" or "LWB. " Each year you may take withdrawals that do not exceed your LWB.

The level of your initial LWB payment depends on whether your GMWB for Life rider was issued under the Single Life Option or the Joint Life Option, and the timing of your first withdrawal from your Contract. You are eligible to receive payments under the LWB after you attain a certain age as shown below. Under the Joint Life Option, the age of the younger spouse determines eligibility. Under the Single Life Option, if your Contract is jointly owned, the age of the older joint owner determines eligibility.


--------------------------------------------------------------------------------------------
                                                        MAXIMUM AGE TO BE ELIGIBLE TO
                                                                 RECEIVE LWB
--------------------------------------------------------------------------------------------
Single Life Option                                              59 1/2 years
--------------------------------------------------------------------------------------------
Joint Life Option                                                 65 years
--------------------------------------------------------------------------------------------


Your initial LWB is calculated as a percentage of the RBB immediately before your first withdrawal:


-------------------------------------------------------------------------------------
SINGLE LIFE OPTION                                                             LWB
-------------------------------------------------------------------------------------
If you make your first withdrawal BEFORE the 5(th) anniversary after you
  purchase GMWB for Life:                                                   5% of RBB
-------------------------------------------------------------------------------------
If you make your first withdrawal ON OR AFTER the 5(th) anniversary, but
  before the 10(th) anniversary:                                            6% of RBB
-------------------------------------------------------------------------------------
If you make your first withdrawal ON OR AFTER the 10(th) anniversary:       7% of RBB
-------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------
JOINT LIFE OPTION                                                              LWB
-------------------------------------------------------------------------------------
If you make your first withdrawal BEFORE the 8(th) anniversary after you
  purchase GMWB for Life:                                                   5% of RBB
-------------------------------------------------------------------------------------
If you make your first withdrawal ON OR AFTER the 8(th) anniversary, but
  before the 15th anniversary:                                              6% of RBB
-------------------------------------------------------------------------------------
If you make your first withdrawal ON OR AFTER the 15(th) anniversary:       7% of RBB
-------------------------------------------------------------------------------------


You should carefully choose when you take your first withdrawal from your Contract, because it will determine your LWB annual percentage which will not change for the life of your Contract. For example, if you take your first withdrawal before the 5th anniversary, your LWB will be 5% of RBB for the life of your Contract, and you will never qualify for a 6% or 7% of RBB.

As long as your total annual withdrawals do not exceed your LWB amount, you may continue to take your LWB payments until death, even if the aggregate payments exceed your RBB. Under the Joint Life Option, payments cease upon the death of the last surviving spouse. Under the Single Life Option, payments cease upon your death, or the death of the older joint owner.

You may adjust the amount and frequency of payments during the year. Each year you may take your LWB monthly, annually, or on any payment schedule you request. You may take withdrawals in any dollar amount up to your LWB without affecting your guarantee. If you choose to receive only a part of, or none of, your LWB in any given year, your LWB in any subsequent year will not be increased. In certain circumstances we may limit the frequency of LWB payments to annual, such as payments under our Managed Distribution Program, payments to a beneficiary after your death, or if your Contract Value reduces to zero (see below).

ADDITIONAL PREMIUM. Additional Purchase Payments made within two years after you purchase the GMWB for Life rider will increase your RBB, which will serve to increase your LWB. After each Purchase Payment your new RBB equals your RBB immediately prior to the Purchase Payment plus the dollar amount of the Purchase Payment not including any Purchase Payment Credits. Your new LWB is equal to the LWB immediately prior to the Purchase Payment not including any Purchase Payment Credits, plus a percentage of the Purchase Payment. We use the same percentage as that used to calculate your original LWB as shown above.

Additional Purchase Payments made more than two years after you purchase the GMWB for Life rider will not be included in your RBB, and will be excluded from the guarantees under your rider. However, additional Purchase Payments will be added to your Contract Value and would be reflected in any reset of the RBB. (See the "Reset" section below.)

WITHDRAWALS. When you make a withdrawal, your LWB remains the same as long as the sum of all of your withdrawals since the most recent anniversary of your purchase of GMWB for Life (or "GMWB for Life Anniversary"), including the current withdrawal, does not exceed your LWB immediately prior to the current withdrawal. In such case your RBB is decreased to equal the RBB immediately prior to the withdrawal, less the dollar amount of the current withdrawal.

However, if you make a withdrawal so that the total of all your withdrawals since your GMWB for Life Anniversary, including the current withdrawal, exceeds your LWB immediately prior to the current withdrawal, we will recalculate your RBB and LWB.

To recalculate your RBB, we reduce your RBB by the greater of the dollar amount of your withdrawal, or a proportional "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal, minus any Purchase Payment Credits applied within 12 months of the withdrawal.

To recalculate your LWB, we reduce your LWB by a partial withdrawal reduction, which is equal to 1) the LWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by
3) the RBB immediately prior to the current withdrawal.

These recalculations magnify the effect of a withdrawal when your Contract Value is less than your RBB, as shown in the example below.

WITHDRAWAL EXAMPLES The following example is intended to illustrate the effect of withdrawals on your RBB and LWB. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the Variable Funding Options selected by you. The example does not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties. Assume your initial RBB is $100,000, your age is greater than 65, and you take a withdrawal of $10,000 after your first GMWB Anniversary:

                               WITHDRAWAL EXAMPLE


--------------------------------------------------------------------------------------------------------------------------
                          ASSUMES 10% GAIN ON INVESTMENT                        ASSUMES 10% LOSS ON INVESTMENT
--------------------------------------------------------------------------------------------------------------------------
               CONTRACT                                              CONTRACT
                 VALUE            RBB                LWB (5%)          VALUE            RBB                LWB (5%)
--------------------------------------------------------------------------------------------------------------------------

VALUES AS OF
--------------------------------------------------------------------------------------------------------------------------
INITIAL GMWB
PURCHASE       $106,000        $100,000               $5,000         $106,000        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY
PRIOR TO
WITHDRAWAL
AND AFTER THE
FIRST GMWB
ANNIVERSARY    $116,600        $116,600               $5,830          $95,400        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------
PARTIAL
WITHDRAWAL
REDUCTION         N/A         (116,600 x           (5,830 x (1-         N/A         (100,000 x            (5,000 X(1-
                           10,000/116,600) =    106,600/116,600) =               10,000/95,400) =      89,518/100,000) =
                                10,000                  500                           $10,482                $524
--------------------------------------------------------------------------------------------------------------------------
GREATER OF
PWR OR THE
DOLLAR AMOUNT
OF THE
WITHDRAWAL                      $10,000                                               $10,482

                            (10,000=10,000)                                       (10,482>10,000)
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN
VALUE DUE TO
WITHDRAWAL
(PARTIAL
SURRENDER
REDUCTION)      $10,000         $10,000                $500           $10,000         $10,482                $524
--------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY
AFTER
WITHDRAWAL     $106,600        $106,600               $5,330          $85,400         $89,518               $4,476
--------------------------------------------------------------------------------------------------------------------------


RESET. On each anniversary after you purchase the GMWB for Life rider, we will automatically reset your RBB, under our Automatic RBB Reset Program, to an amount equal to 100% of the then Contract Value. We will not automatically reset your RBB if the Contract Value on your anniversary is less than your current RBB, or, if you (or you and your spouse) are over age 85.

You may choose to opt out of the Automatic RBB Reset Program, if a reset of your RBB would cause the charge for your rider to increase. This can happen since the rate you pay for the rider will be changed to the rate in effect at the time of reset and that may be higher than the rate before the reset. We will send you advance notice if the charge for your rider would increase upon reset in order to give you the opportunity to opt out of the Automatic RBB Reset Program. In order to opt out of the Automatic RBB Reset Program, you must notify us in writing which we must receive by the 7th calendar day prior to the scheduled reset. Your rider will no longer be reset for the life of the rider unless you subsequently elect in writing to opt back into the Automatic RBB Reset Program. Your opt back in election will go into effect upon the next GMWB for Life Anniversary following the receipt of your request.

Upon reset, the LWB will be recalculated as the greater of the a) LWB prior to the reset, or b) a percentage of the Reset RBB value. The percentage will equal the percentage of the RBB (e.g. 5%) used in determining the initial LWB.

GUARANTEED PRINCIPAL OPTION. If your circumstances change and you no longer want the lifetime features of the GMWB for Life rider, you may wish to opt out and receive an adjustment to your Contract Value. In this case, once you have held the rider for ten (10) years or more you will have the option each year to elect the Guaranteed Principal Option. Each year you will have a 30-day window period during which you may elect the option. You may only elect the option once, as your GMWB for Life rider will terminate when you exercise the option.

The Guaranteed Principal Option will be paid to you as a positive adjustment to your Contract Value. The adjustment is equal to (a) minus (b):

     a) Purchase Payments credited within 120 days after you purchase the GMWB for Life rider, reduced by a "Percentage Reduction in the Contract Value" attributable to any partial withdrawals taken.

          We compute the "Percentage Reduction in Contract Value" attributable to a partial withdrawal by dividing the dollar amount of the withdrawal, plus any applicable withdrawal charges, by the Contract Value immediately preceding such withdrawal. We apply the Percentage Reduction in the Contract Value as a factor equal to 1 minus the percentage reduction.

     b) Your Contract Value on the GMWB Anniversary immediately preceding exercise of the Guaranteed Principal Option.

For example, assume you make a single Purchase Payment of $100,000 and elect the GMWB for Life rider. Also assume that you make no withdrawals, and that ten years later your Contract Value has declined to $80,000. If you elect to receive the Guaranteed Principal Option, we will apply $20,000 to your Contract Value to restore it to $100,000.

To exercise the Guaranteed Principal Option you must notify us in writing within 30 days following any anniversary of your purchase of the GMWB for Life rider, on or after the tenth (10th) anniversary of your purchase of the rider. We will adjust your Contract Value at the end of the 30-day window period.

The adjustment will be added to each Variable Funding Option in the ratio that the Contract Value in such Variable Funding Option bears to the total Contract Value in all Variable Funding Options. The adjustment will never be less than zero.

If you exercise the Guaranteed Principal Option, the GMWB for Life rider will terminate on the date the adjustment is added to your Contract Value.

Only Purchase Payments credited within 120 days after you purchase the GMWB for Life rider are taken into consideration in determining the amount paid under the Guaranteed Principal Option. If you anticipate making Purchase Payments after the 120-day period, you should understand that such payments will not increase the amount paid under the Guaranteed Principal Option. However, Purchase Payments credited after 120 days are added to your Contract Value and will impact whether or not any benefit is due. Therefore, GMWB for Life may not be appropriate for you if you intend to make additional Purchase Payments after the 120-day period and are purchasing the GMWB for Life rider for this feature.

REQUIRED ALLOCATION OF YOUR CONTRACT VALUE AND PREMIUM PAYMENTS. If you elect the GMWB for Life rider, you will be required to invest in a limited number of specific Variable Funding Options, and you will be foreclosed from investing in all the other Variable Funding Options that would otherwise be available to you while the rider is in effect. In addition, you may not allocate any portion of your Contract Value or Premium Payments to the Fixed Account.

You will be required to allocate 100% of your Contract Value or Purchase Payments to one or more of the following Variable Funding Options. Some of these Variable Funding Options invest in mutual funds that invest in other mutual funds, also known as "funds of funds." Please see the section in this prospectus entitled "Variable Funding Options" for a description of the investment objectives of these Variable Funding Options, as well as the section entitled "Fee Table" for the charges associated with these Variable Funding Options.


                               PERMITTED VARIABLE FUNDING OPTIONS
                    --------------------------------------------------------


                          LEGG MASON PARTNERS VARIABLE EQUITY TRUST
                            Legg Mason Partners Variable Capital and
                               Income Portfolio -- Class II
                          METROPOLITAN SERIES FUND, INC.
                            BlackRock Money Market Portfolio -- Class
                               A
                            MFS(R) Total Return Portfolio -- Class B
                          PIONEER VARIABLE CONTRACTS TRUST -- CLASS II
                            Pioneer America Income VCT Portfolio
                            Pioneer Global High Yield VCT Portfolio
                            Pioneer High Yield VCT Portfolio
                            Pioneer Ibbotson Growth Allocation VCT
                               Portfolio
                            Pioneer Ibbotson Moderate Allocation VCT
                               Portfolio
                            Pioneer Strategic Income VCT Portfolio


We will reject any request by you to transfer Contract Value or allocate Purchase Payments to a Variable Funding Option other than the permitted Variable Funding Options listed above. You will be required to re-submit your request to comply with the above restrictions. We will not be responsible for any financial impact caused by delays in processing your transaction if your request is rejected because it violated the above restrictions.

We may make additions to or deletions from the list of permitted Variable Funding Options.

GMWB FOR LIFE CHARGE. The charge for your GMWB for Life rider depends on whether you purchase the Single Life Option or the Joint Life Option. The charge is deducted daily from amounts held in each Variable Funding Option. The current charge, on an annual basis, is shown below. Your current charge may increase when your RBB automatically resets, unless you notify us not to reset your RBB (see "Reset" above). The charge may increase to the charge applicable to current Contract purchasers at the time of reset, but it will never exceed 1.50%.


-----------------------------------------------------------------------------------------
                                                                           CURRENT CHARGE
-----------------------------------------------------------------------------------------
GMWB for Life (Single Life Option)                                              0.65%
-----------------------------------------------------------------------------------------
GMWB for Life (Joint Life Option)                                               0.80%
-----------------------------------------------------------------------------------------


ANNUAL WITHDRAWAL BENEFIT ("AWB"). If your circumstances change, you may wish to take guaranteed withdrawals even though you have not yet reached the minimum age to be eligible for lifetime payments under LWB. In this case, you can take an "Annual Withdrawal Benefit" or "AWB" which allows you to withdraw an amount each year until your RBB is depleted. AWB payments are not guaranteed for life.

The level of your AWB is determined in the same manner as the level of your LWB as described in the above section entitled "Lifetime Withdrawal Benefit ("LWB")", except that there is no minimum age to be eligible to receive AWB payments. Additional Premium Payments affect your AWB in the same manner as they do the LWB as described in the "Additional Premium Payments" section above. The reset of your RBB will affect your AWB in the same manner as it affects the LWB as described in the "Reset" section above.

Withdrawals affect your AWB in the same manner as your LWB as described in the "Withdrawals" section above, with the following exception. If you begin taking AWB withdrawals before you reach the minimum age to qualify for payments under LWB, when you reach the minimum age any withdrawals in excess of your LWB amount will subject your LWB and RBB to a partial withdrawal reduction, even if your withdrawal does not exceed your AWB. This could serve to decrease the amount of your future monthly payments under LWB, and the length of the time period during which you may continue to take payments under AWB.

SHOULD I TAKE WITHDRAWALS UNDER LWB OR AWB? The GMWB for Life rider works best, and is designed, for the Contract Owner who can wait until the minimum age is attained to qualify for LWB payments. If you take your first withdrawal after you have reached the minimum age to qualify for LWB payments, payments under AWB or LWB are equal and the same. However, if you take your first withdrawal before you have reached the minimum age to qualify for LWB payments, the AWB or LWB payments available to you when you reach the minimum age may not be equal.

AWB is designed for the Contract Owner who has undergone a change in circumstances and wants to take withdrawals before reaching the minimum age to qualify for LWB payments.

If you choose to take AWB payments before you qualify for LWB payments, you should consider that the charges for the GMWB for Life rider are designed to support LWB payments for life, and that you may be paying a higher charge without receiving the full benefit.

IF YOU CONTINUE TO MAKE WITHDRAWALS IN EXCESS OF THE LWB ONCE THE MINIMUM AGE TO QUALIFY FOR LWB HAS BEEN REACHED, YOU MAY EVENTUALLY LOSE ANY BENEFIT UNDER LWB.

Whether you choose to access your money using the LWB, AWB, or Guaranteed Principal Option depends on your individual financial circumstances and the performance of your Contract. You should consult with your financial adviser to determine which method is best for you.

TAX-QUALIFIED DISTRIBUTION PROGRAMS. Subject to certain limitations and restrictions, your LWB and AWB will not incur a recalculation as a result of distributions taken under certain eligible Tax-Qualified Distribution Programs ("Tax-Qualified Distribution Programs"). Instead, such distributions will reduce the RBB by the amount of the withdrawal, but will not affect the LWB or AWB. The following Tax-Qualified Distribution Programs are eligible. Only certain types of distribution methods are eligible as described below. Please consult with your tax adviser to make sure you are eligible:

     1) distributions relating to this Contract intended to satisfy the required minimum distribution rules under Internal Revenue Code of 1986, as amended, ("Code"), Code Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to a qualified retirement plan (Code Section 401), a tax-sheltered annuity (Code
          Section 403(b)), an individual retirement annuity (Code Section 408(b)), or an eligible deferred compensation plan (Code Section 457(b)), which required minimum distribution is calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-3), and for distributions where the employee (owner) dies before entire interest is distributed as described in Code Section 401(a)(9)(B)(iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-1), as appropriate, or as otherwise required to be calculated under the Code and the regulations thereunder;

     2) distributions intended to satisfy the exception under Code Section 72(s)(2) to the required minimum distribution rules which apply after the death of the holder of a nonqualified annuity contract provided under Code Section 72(s)(1) for certain amounts payable over the life, or over a period no longer than the remaining life expectancy, of a designated beneficiary relating to this Contract;

     3) distributions intended to satisfy the exception under Code Section 72(t)(2)(A)(iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section 72(t)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the participant or the joint lives (or joint life expectancies) of such participant and his designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 I.R.B. 710, or as subsequently determined under the tax law (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program) relating to this Contract; or

     4) distributions intended to satisfy the exception under Code Section 72(q)(2)(D) from the 10% additional tax on early distributions from nonqualified annuity contracts imposed by Code Section 72(q)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his designated beneficiary, provided, however, the amount of the substantially equal periodic payment must be calculated under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Internal Revenue Bulletin 2004-9, Notice 2004-15, page 526, or as subsequently determined under the tax law (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program) relating to this Contract.

You are subject to the following limitations if you are taking distributions under a Tax-Qualified Distribution Program:

YOU MUST ENROLL IN OUR MANAGED DISTRIBUTION PROGRAM. If you do not enroll or if you cancel your enrollment, you can continue to make withdrawals under your GMWB for Life rider, however your RBB, LWB and AWB may be subject to a recalculation. Under our Managed Distribution Program, you select the frequency of payments. You may change the frequency of your payments only once every two years after your GMWB for Life Anniversary, and you may only make the change during the 30-day period after your GMWB for Life Anniversary. At the time you purchase GMWB for Life, your initial frequency of payment must be annual if you did not take distributions pursuant to your Tax-Qualified Distribution Program at your previous financial institution, unless you turn age 70 1/2 before the first GMWB for Life Anniversary.

You are advised to take your required distributions prior to purchasing GMWB for Life in order to have the choice of taking your distributions on a monthly, quarterly, semi-annual or annual basis. If you do not take your distribution before purchasing GMWB for Life, you will be limited to taking annual distributions for the first two Contract Years after which time you can choose an alternate mode of distribution.

ANY WITHDRAWALS OUTSIDE THE PROGRAM MAY DECREASE YOUR BENEFIT. All withdrawals under your Contract must be made pursuant to the Tax-Qualified Distribution Program during any 12-month period after an anniversary of your purchase of GMWB for Life (a "GMWB for Life Year"). If during any GMWB for Life Year you take any additional withdrawals that are not made pursuant to the Program, you can continue to make withdrawals under your GMWB for Life rider, however for the remainder of the GMWB for Life Year your RBB, LWB and AWB may be subject to a partial withdrawal reduction. To avoid any partial withdrawal reduction, all withdrawals under your Contract must be made pursuant to your Tax-Qualified Distribution Program.

DISTRIBUTIONS UNDER THE TAX-QUALIFIED DISTRIBUTION PROGRAM WILL BE DETERMINED AS IF YOUR CONTRACT UNDER WHICH YOUR GMWB FOR LIFE RIDER WAS ISSUED WERE THE ONLY CONTRACT SUBJECT TO THE ABOVE TAX RULES.

TERMINATION Once you purchase the GMWB for Life rider, you cannot cancel it. However, the rider will automatically terminate when:

     -    you make a full withdrawal of your Contract Value;

     -    you apply all of your Contract Value to an Annuity Option;

     - the Contract Owner dies and a death benefit under your Contract becomes payable, unless the Contract is continued by the beneficiary;

     - the Annuitant dies and the Annuitant is not the person whose life is used to determine guaranteed payments;

     - you transfer ownership of your Contract, or change the spousal beneficiary under the Joint Life Option;

     -    you opt to take the Guaranteed Principal Option; or

     -    you terminate your Contract.

Charges for the rider cease upon termination.

OTHER INFORMATION You should also consider the following before you purchase the GMWB for Life rider:

     - The charge for the GMWB for Life rider continues for the life of the rider, even if you never need nor exercise the guarantees under the rider.

     - Withdrawals that are greater than your LWB or AWB will erode your guarantee by serving to more rapidly deplete your RBB.

     - The GMWB for Life rider is not transferable; if you transfer ownership of your Contract, or change the spousal beneficiary under the Joint Life Option, the rider terminates automatically.

     - If you only plan to take AWB, or take the Guaranteed Principal Option, you should consider the higher cost of the GMWB for Life rider which is designed to support payments for life under LWB.

     - If you continue to take AWB once eligible for LWB, you may eventually lose any benefit under LWB.

EFFECT ON THE DEATH BENEFIT The GMWB for Life rider terminates when a death benefit under your Contract becomes payable, except in certain circumstances when the beneficiary may continue the Contract along with the GMWB for Life rider (see "Contract Continuation by Beneficiary" and "Contract Value Reduces to Zero" below).

However, if your Contract provides for a death benefit amount that is the greatest of multiple benefits including the Adjusted Purchase Payment, your Adjusted Purchase Payment will not be calculated as described in the "Death Benefit" section, but instead will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date the rider is added to your Contract.

If the Annuitant dies before the Contract Owner(s), then the GMWB for Life rider will terminate and the beneficiary cannot continue the rider.

Under the Joint Life Option, if the spousal beneficiary predeceases the Contract Owner, the rider continues and no death benefit is paid out; the Contract Owner may then name a new beneficiary for the purposes of the death benefit provisions under the Contract, but not for purposes of the GMWB for Life rider.

Notwithstanding anything in the GMWB for Life rider to the contrary:

     a) In order to comply with section 72(s) of the Code, if the GMWB for Life rider is purchased with respect to a non-qualified annuity contract, any death benefit paid out under the terms of the GMWB for Life rider to a non-spousal Beneficiary upon the death of the owner (or to a payee other than the spouse of the Annuitant on the death of the Annuitant, where the Contract is owned by a non-natural person) (including payments made under the "Contract Continuation by the Beneficiary" provision, "Contract Value Reset to Zero" provision, and any other payments of the AWB and RBB otherwise made after a death) will be paid out in non-increasing annual installments over a period no longer than the remaining single life expectancy of the Beneficiary under the appropriate IRS life expectancy table under Code Section 72 and the regulation thereunder or as otherwise provided under the tax law for non-qualified annuities and under Code Section 72(s). Such payments must begin within 12 months of the date of death in all cases.

     b) Where the Beneficiary or other payee under paragraph (a) is not a natural person, such period may not extend beyond the fifth anniversary of the date of the death.

     c) If the GMWB for Life rider is issued under a Qualified Contract and the death occurs on or after the Required Beginning Date of distributions to the participant under Code Section 401(a)(9), the period for the payments described in paragraph (a) above may not exceed the longer of: (i) the Beneficiary's or other payee's remaining life expectancy or (ii) the deceased Annuitant's remaining life expectancy in the year of his or her death, reduced by one for each calendar year thereafter.

     d) Where under other sections of the GMWB for Life rider, any payment described in this section ("Effect on Death Benefits") is payable over a shorter period of time, required to begin at an earlier date, or would otherwise be paid more rapidly than under this section ("Effect on Death Benefit"), then such payment will be made under the terms of such other provision.

If annual payments must exceed the AWB in order to comply with these requirements, then these payments will not result in a Partial Withdrawal Reduction to the RBB and AWB as described in the RBB and AWB sections of the GMWB for Life rider. Each withdrawal will reduce the RBB by the amount of the withdrawal, and will not affect the AWB.

You should consult with your tax advisor prior to purchasing a variable annuity contract and optional rider, such as the GMWB for Life rider.

CONTRACT CONTINUATION BY THE BENEFICIARY. Under the Joint Life Option, if the spousal beneficiary elects to continue the Contract instead of receiving the death benefit, the GMWB for Life rider will also continue for the benefit of the spouse. Upon the death of the spouse, the LWB will terminate. However, if there are any remaining AWB payments, such payments may be continued by a surviving beneficiary instead of receiving a death benefit. In such case payments will be made annually on the next rider anniversary, no further resets will be made of the RBB, and the RBB will be reduced by the amount of each payment. Upon the death of such beneficiary, if AWB payments are still being made, the payments will continue to the beneficiary's estate unless such other designee has been agreed to by us in writing until the RBB is exhausted at which time the GMWB for Life rider terminates.

Under the Single Life Option, the LWB terminates when a death benefit becomes payable under the Contract, regardless of whether the Contract is continued by a beneficiary. If a non-spousal beneficiary continues the Contract, even under the Joint Life Option, the LWB terminates. However, if there are any remaining AWB payments, such payments may also be continued by a surviving beneficiary as described in the preceding paragraph.

Payments made under the Continuation by the Beneficiary provision of the GMWB for Life rider will be adjusted to the extent required so that upon the death of the owner (or upon the death of the Annuitant where the owner is not a natural person), the RBB is paid out at regular intervals in non-increasing annual payments over a period no longer than permitted under Code Section 72(s) in the case of a rider made a part of a non-qualified Contract.

For riders issued under a Qualified Contract, the payments under the Continuation by the Beneficiary provision of the GMWB for Life rider must be paid out at regular intervals in non-increasing annual payments made over a period no longer than that permitted under Code Section 401(a)(9) and the regulations thereunder.

Payments to the Beneficiary or to the owner's estate on the death of the owner, or payments to the Beneficiary's estate (or to the successor beneficiary) in the case of the Beneficiary's death must be made beginning within twelve months of such death in each case and will be made at least as rapidly as under the payment method, if any, being used at the time of the death.

CONTRACT VALUE REDUCES TO ZERO. If your Contract Value reduces to zero for reasons other than you making 1) a withdrawal that exceeds your AWB or LWB or 2) a full withdrawal of your Contract Value, and the minimum age has already been reached to be eligible to receive LWB payments, then we will automatically begin paying you annual payments equal to the LWB as long as you (or you or your spouse under the Joint Life Option) are alive unless you elect to receive annual payments equal to the AWB as set forth below. Payments will be made once a year on each rider effective date anniversary starting with the next anniversary. Each payment will reduce the RBB by the amount of the payment. Alternatively, you have the option to elect in writing to instead receive annual payments equal to the current AWB, as of the date your written election is received in good order at our Home Office, until the RBB is depleted. Upon such election, we will begin paying you the AWB starting on the next rider effective date anniversary following the date your written election is received in good order in our Home Office.

If the minimum age to be eligible for LWB payments has not yet been reached, and the RBB is greater than zero, we will automatically begin paying you annual payments equal to the AWB until the RBB is depleted. All other rights under your Contract cease, we will no longer accept subsequent Purchase Payments and no future resets will be allowed. All other optional endorsements are terminated without value.

Upon your death (or your or your spouse's death under the Joint Life Option), your Beneficiary(s) will receive the following:

     1) Under the Single Life Option, the LWB will be set to $0.00 and the beneficiary(s) will receive annual payments equal to the current AWB until the RBB is depleted. No other death benefit or Enhanced Stepped-Up Provision (if any) will be paid if the RBB is already equal to zero upon the owner's death. The death benefit under the Contract is cancelled. Upon the beneficiary's death, if AWB payments are still being made, the payments will continue to the beneficiary's estate unless such other designee has been agreed to by us in writing until the RBB is exhausted at which time the GMWB for Life rider terminates.

     2) Under the Joint Life Option, the terms of the rider continue and we will continue to your spouse annual payments equal to either the LWB or AWB according to your election prior to your death and the terms described above. The death benefit under the Contract is cancelled. Upon the spouse's death, the LWB will be set to $0.00 and the spousal beneficiary's estate or Beneficiary, as applicable, will receive annual payments equal to the current AWB until the RBB is depleted. Upon that beneficiary's death, if AWB payments are still being made, the payments will continue to the beneficiary's estate unless such other designee has been agreed to by us in writing until the RBB is exhausted at which time the GMWB for Life rider terminates.

     3) Payments made under the "Contract value reduces to Zero" provision of the GMWB for Life rider will be adjusted to the extent required so that upon the death of the owner, the RBB is paid out at regular intervals in non-increasing annual payments over a period no longer than permitted under Code Section 72(s) in the case of a rider made a part of a non-qualified Contract.

     4) For riders issued under a Contract that is issued to an Individual Retirement Account under Code Section 408(a), an Individual Retirement Annuity under Code Section 408(b), a Roth IRA annuity under Code
          Section 408A, a SIMPLE IRA annuity under Code Section 408(p) or any other annuity under an employer's retirement plan that is subject to the required minimum distribution rules under Code Section 401(a)(9), including the after-death distribution rules under Code Section 401(a)(9)(B) ("Qualified Contracts"), The payments under this provision of the GMWB for Life rider will be adjusted as required to be paid out in a non-increasing annual payments over a period no longer than permitted under Code Section 401(a)(9).

Payments to the Beneficiary (or to the owner's estate on the death of the owner), or payments to the successor beneficiary (or to the Beneficiary's estate) in the case of the Beneficiary's death must be made beginning within twelve months of such death in each case and will be made at least as rapidly as under the payment method, if any, being used at the time of the death.

GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB")

We offer a Guaranteed Minimum Accumulation Benefit rider ("GMAB Rider") for an additional charge. The GMAB Rider guarantees that your Contract Value will not be less than a minimum amount at the end of a specified number of years. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount. If you elect the GMAB Rider, we require that you allocate your Contract Value according to certain limitations and restrictions, and agree to periodic rebalancing of your Contract Value.

Currently, the GMAB Rider may only be elected at the time that you purchase your Contract. We may make the GMAB Rider available to Contracts after their effective date at a later date subject to certain additional terms and restrictions. You may not elect the GMAB Rider if you have also elected the GMWB Rider offered under the Contract.

BENEFIT DESCRIPTION & KEY TERMS

If you elect the GMAB Rider, we guarantee that if your Contract Value is less than your Benefit Base (defined below) on the Rider Maturity Date (defined below), we will apply additional amounts to your Contract to increase your Contract Value so that it is equal to the Benefit Base. Any additional amounts that we apply to your Contract to increase the Contract Value to equal the Benefit Base will be allocated to the money market Subaccount on the Rider Maturity Date. Any such additional amounts will be treated as earnings under your Contract, and will not be subject to a withdrawal charge once they are applied to your Contract.

If your Contract Value is equal to or greater than the Benefit Base on the Rider Maturity Date, the GMAB Rider will terminate and no additional amounts will be applied to your Contract.

Benefit Base: The Benefit Base is equal to the Base Calculation Amount on the Rider Maturity Date and represents the minimum Contract Value that we guarantee on such date. We do not guarantee the Benefit Base on any day other than the Rider Maturity Date. The Benefit Base will not be available for withdrawal nor will it be used to calculate any benefits under the Contract prior to the Rider Maturity Date. The Benefit Base can never be less than zero.

Base Calculation Amount: We calculate the Base Calculation Amount to determine the Benefit Base. On the Rider Effective Date, the Base Calculation Amount is equal to your initial Purchase Payment. The Base Calculation Amount will not include any credits we applied to your Purchase Payment. Aggregate Purchase Payments over $1 million are subject to our consent, including our consent to limit the Base Calculation Amount applicable to your GMAB Rider. We may impose a maximum Base Calculation Amount (and thereby, a maximum Benefit Base) in the future for Contract Owners who elect the GMAB Rider, but the maximum Base Calculation Amount will never be less than the Base Calculation Amount to which we have previously consented. We reserve the right to restrict increases in your maximum Base Calculation Amount based on subsequent Purchase Payments if such Purchase Payments would cause you Base Calculation Amount to be greater than our maximum Base Calculation Amount. We will not limit or impose a maximum Base Calculation Amount if your aggregate Purchase Payments are under $1 million. If you purchase more than one contract issued by the Company in the same calendar year and elect the GMAB Rider on each contract, the $1,000,000 Benefit Base maximum may be applied to the aggregate Benefit Base for all contracts. State variations may apply.

The Base Calculation Amount will not be used to calculate any benefits under the Contract, other than the GMAB Rider Liquidity Option described below. The Base Calculation Amount can never be less than zero. The Base Calculation Amount may change between the Rider Effective Date and Rider Maturity Date if you make additional Purchase Payments or request withdrawals from your Contract.

     - If you make an additional Purchase Payment(s) within 12 months after the Rider Effective Date, we will increase the Base Calculation Amount by the amount of the Purchase Payment. The Base Calculation Amount will not include any credits we applied to any additional Purchase Payments you make. If you make an additional Purchase Payment(s) more than 12 months after the Rider Effective Date, we will not increase the Base Calculation Amount; however your Contract Value will increase, reflecting the amount of the Purchase Payment. Therefore, Purchase payments made more than 12 months after the Rider Effective Date may have a significant impact on whether a benefit is due under the GMAB Rider. Even if Purchase Payments made prior to and during the 12-month period after the Rider Effective Date lose significant value, if on the Rider Maturity Date the Contract Value, which includes all Purchase Payments, is equal to or greater than the Benefit Base, which includes only the Purchase Payments prior to or during that 12-month period, then no benefit is due. You should consider this prior to making an additional Purchase Payment more than 12 months after the Rider Effective Date. The GMAB Rider may not be appropriate for you if you anticipate making Purchase Payments after the 12-month period.

     - If you request a partial withdrawal, we will decrease the Base Calculation Amount in effect as of the date of the request by the actual dollar amount of the withdrawal or the Partial Withdrawal Reduction amount, whichever is greater. The Partial Withdrawal Reduction amount is equal to the Base Calculation Amount in effect immediately prior to the reduction for the partial withdrawal multiplied by the actual amount of the partial withdrawal divided by the Contract Value immediately prior to the partial withdrawal, minus Purchase Payment Credits received within 12 months prior to the partial withdrawal, if any. When determining the impact of a partial withdrawal on the Base Calculation Amount, the actual amount of the partial withdrawal will include any withdrawal charges and taxes that were deducted at the time of the partial withdrawal.

Rider Maturity Date: The Rider Maturity Date is the anniversary of the Rider Effective Date that corresponds to the number of years you elect as the Rider Period (described below).

Rider Period: The Rider Period is the number of years you select between the Rider Effective Date and the Rider Maturity Date. Currently, we only offer a Rider Period of ten (10) years. We may offer Rider Periods of lesser or greater duration available in the future, subject to additional terms, conditions and limitations.

EXAMPLES OF BENEFIT BASE/BASE CALCULATION AMOUNT

Below are examples of how we determine the Benefit Base and Base Calculation Amount, as well as examples showing the impact of subsequent Purchase Payments and partial withdrawals. For purposes of each example below, assume that you elect the GMAB Rider on the effective date of your Contract and that your initial Purchase Payment is $100,000.

The example below illustrates the impact of the guarantee provided under the GMAB Rider assuming that your Contract Value increases or decreases during the Rider Period.

                EXAMPLES OF GMAB RIDER ON THE RIDER MATURITY DATE


--------------------------------------------------------------------------------------------------------------------
                           INCREASING CONTRACT VALUE                           DECLINING CONTRACT VALUE
--------------------------------------------------------------------------------------------------------------------
                                      BASE                                               BASE
                   CONTRACT       CALCULATION                         CONTRACT       CALCULATION
                    VALUE            AMOUNT        BENEFIT BASE        VALUE            AMOUNT        BENEFIT BASE
--------------------------------------------------------------------------------------------------------------------

VALUE AS OF
GMAB RIDER
EFFECTIVE
DATE               $106,000         $100,000      Not Applicable      $106,000         $100,000      Not Applicable
--------------------------------------------------------------------------------------------------------------------
VALUE AS OF
RIDER
MATURITY DATE      $116,600         $100,000         $100,000         $95,400          $100,000         $100,000
--------------------------------------------------------------------------------------------------------------------
AMOUNT
APPLIED TO
CONTRACT
VALUE DUE TO
GMAB RIDER                           $0(1)                                            $4,600(2)
--------------------------------------------------------------------------------------------------------------------


---------
(1) If your Contract Value on the GMAB Rider Maturity Date is equal to or greater than the Benefit Base, we will not apply any additional amounts to your Contract Value. Your GMAB Rider will terminate and we will no longer deduct the annual charge for the rider.
(2) If your Contract Value on the GMAB Rider Maturity Date is less than the Benefit Base, we will apply additional amounts to your Contract Value so that it is equal to the Benefit Base. The additional amount will be added to the money market Subaccount.

The example below illustrates the impact of making an additional $10,000 Purchase Payment while the GMAB Rider is in effect, specifically the different manner in which we will treat Purchase Payments for purpose of determining the Base Calculation Amount based on when the Purchase Payment is made.

  EXAMPLES OF ADDITIONAL PURCHASE PAYMENTS -- IMPACT ON BASE CALCULATION AMOUNT


--------------------------------------------------------------------------------------------------------------------
                  ADDITIONAL PURCHASE PAYMENT WITHIN 12 MONTHS       ADDITIONAL PURCHASE PAYMENT AFTER 12 MONTHS
--------------------------------------------------------------------------------------------------------------------
                                                       BASE                                               BASE
                   CONTRACT         PURCHASE       CALCULATION        CONTRACT         PURCHASE       CALCULATION
                    VALUE           PAYMENT           AMOUNT           VALUE           PAYMENT           AMOUNT
--------------------------------------------------------------------------------------------------------------------

VALUE AS OF
GMAB RIDER
EFFECTIVE
DATE               $106,000         $100,000         $100,000         $106,000         $100,000         $100,000
--------------------------------------------------------------------------------------------------------------------
VALUE BEFORE
ADDITIONAL
PURCHASE
PAYMENT            $116,600      Not Applicable      $100,000         $116,600      Not Applicable      $100,000
--------------------------------------------------------------------------------------------------------------------
VALUE AFTER
ADDITIONAL
PURCHASE
PAYMENT            $127,200         $10,000          $110,000         $127,200         $10,000          $100,000
--------------------------------------------------------------------------------------------------------------------

The example below illustrates the impact of making a $10,000 partial withdrawal while the GMAB Rider is in effect, specifically the difference in the manner in which a partial withdrawal affects your Base Calculation Amount in an increasing market versus a decreasing market. The example assumes that the partial withdrawal does not qualify under the GMAB Rider Liquidity Option described below.

      EXAMPLES OF PARTIAL WITHDRAWALS -- IMPACT ON BASE CALCULATION AMOUNT


----------------------------------------------------------------------------------------------------------------------------
                                                    ASSUMING INCREASING CONTRACT VALUE
----------------------------------------------------------------------------------------------------------------------------
                                             BASE                                                        REDUCTION TO BASE
                     CONTRACT             CALCULATION       PARTIAL WITHDRAWAL     PARTIAL SURRENDER        CALCULATION
                       VALUE                AMOUNT                AMOUNT               REDUCTION              AMOUNT
----------------------------------------------------------------------------------------------------------------------------

VALUE AS OF
GMAB RIDER
EFFECTIVE
DATE                 $106,000              $100,000           Not Applicable        Not Applicable        Not Applicable
----------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY
PRIOR TO
PARTIAL
WITHDRAWAL           $116,600              $100,000           Not Applicable        Not Applicable        Not Applicable
----------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY                                                                           [100,000 X
FOLLOWING
PARTIAL                                                                             10,000/116,600]
WITHDRAWAL           $106,600               $90,000               $10,000               $8,576                $10,000
----------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------
                                                    ASSUMING DECLINING  CONTRACT VALUE
----------------------------------------------------------------------------------------------------------------------------
                                             BASE                                                        REDUCTION TO BASE
                     CONTRACT             CALCULATION       PARTIAL WITHDRAWAL     PARTIAL SURRENDER        CALCULATION
                       VALUE                AMOUNT                AMOUNT               REDUCTION              AMOUNT
----------------------------------------------------------------------------------------------------------------------------

VALUE AS OF
GMAB RIDER
EFFECTIVE
DATE                 $106,000              $100,000           Not Applicable        Not Applicable        Not Applicable
----------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY
PRIOR TO
PARTIAL
WITHDRAWAL            $95,400              $100,000           Not Applicable        Not Applicable        Not Applicable
----------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY                                                                           [100,000 X
FOLLOWING
PARTIAL                                                                             10,000/95,400]
WITHDRAWAL            $85,400               $89,518               $10,000               $10,482               $10,482
----------------------------------------------------------------------------------------------------------------------------


INVESTMENT LIMITATIONS/RESTRICTIONS/REBALANCING

If you elect the GMAB Rider, your Contract will be subject to additional limitations and restrictions on your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts.

We classify each Subaccount as Class A or Class B based on our assessment of the relative risk and volatility of the Underlying Fund in which the Subaccount invests. Subaccounts that we classify as "Class A" will generally invest in Underlying Funds that invest primarily in equity securities, or securities that we believe will approximate the relative volatility and relative risk of equity securities. Subaccounts that we classify as "Class B" will generally invest in Underlying Funds that invest primarily in debt securities or cash. A Subaccount that invests in an Underlying Fund that invests in a combination of equity securities and debt securities will be classified as either Class A or Class B. We have sole discretion to determine whether a Subaccount is classified as Class A or Class B. We reserve the right to change the classification of a Subaccount from Class A to Class B or from Class B to Class A. Any change in Subaccount classification will apply to Contract Owners who elect the GMAB Rider after the effective date of the change in classification, as well as existing Contract Owner who have the GMAB Rider in force as of the effective date of the change in classification.

You will be required to establish a personal allocation profile at the time that you elect the GMAB Rider specifying the Subaccounts and the allocation percentages for each Subaccount in which you intend to allocate your initial Purchase Payment and any credits that we apply to your initial Purchase Payment. Your personal allocation profile will remain in effect for any additional Purchase Payments you make until you elect to change it. Your personal allocation profile may include any combination of Class A and Class B Subaccounts so long as the overall allocation does not violate the limitations and restrictions described below.

You may only allocate up to 80% of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class A. You must allocate 20% or more of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class B.

Any time that you request a transfer of Contract Value between Subaccounts or make an additional Purchase Payment, you must comply with the following limitations or restrictions:

     - You may allocate your Contract Value in one or more of the Class A Subaccounts that you choose; however, you may only allocate up to 80% of your Contract Value to Subaccounts that we classify as Class A.

     - You may allocate your Contract Value in one or more of the Class B Subaccounts that you choose; however, you must allocate 20% or more of your Contract Value to Subaccounts that we classify as Class B.

     - If you make an additional Purchase Payment, you can only allocate up to 80% of the Purchase Payment to Subaccounts that we classify as Class A.

     - If you make an additional Purchase Payment, you must allocate 20% or more of the Purchase Payment to Subaccounts that we classify as Class B.

Any request to transfer Contract Value or allocate subsequent Purchase Payments that would violate these limitations and restrictions will be rejected. You will be required to submit a new request that complies with the applicable limitation or restriction. We will not be responsible for any financial impact caused by delays in processing your transaction if your request is rejected because it does not comply with an applicable limitation or restriction.

Rebalancing: On a quarterly basis, we will rebalance your Contract Value according to the current personal allocation profile that you chose for Class A and Class B Subaccounts. Unless you instruct us otherwise, we will rebalance your Contract Value in each Class A and Class B Subaccount, respectively, according to the relative proportions indicated in your personal allocation profile.

Below is a list of the Subaccounts that are currently classified as Class B Subaccounts. All remaining Subaccounts offered under the Contract are classified as Class A Subaccounts.


                                          CLASS B SUBACCOUNTS/
                                            UNDERLYING FUNDS
                    ---------------------------------------------------------------


                          METROPOLITAN SERIES FUND, INC.
                            BlackRock Money Market Portfolio -- Class A
                            MFS(R) Total Return Portfolio -- Class B
                          PIONEER VARIABLE CONTRACTS TRUST -- CLASS II
                            Pioneer America Income VCT Portfolio
                            Pioneer Global High Yield VCT Portfolio
                            Pioneer Ibbotson Growth Allocation VCT Portfolio
                            Pioneer Ibbotson Moderate Allocation VCT
                               Portfolio
                            Pioneer Strategic Income VCT Portfolio


GMAB RIDER LIQUIDITY OPTION

During the 90-day period prior to the 5th anniversary of the Rider Effective Date, you may request a partial withdrawal of up to 15% of the Base Calculation Amount immediately prior to the request. Under this option, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal so long as the withdrawal does not exceed the amount available for withdrawal under this provision. If you request a partial withdrawal greater than

15% of the Base Calculation Amount, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal for amounts withdrawn up to the 15% limit and, for the excess amount, we will reduce the Base Calculation Amount as described above under the sub-section "Base Calculation Amount." Any partial withdrawal you make under this provision will be made free of withdrawal charges that would otherwise apply under the terms of your Contract. Additionally, any withdrawals taken under this feature will reduce your Free Withdrawal Allowance under the Contract.

This feature can only be exercised once before the Rider Maturity Date and must occur during the 90-day period prior to the 5th anniversary of the Rider Effective Date. We reserve the right to require you to exercise your rights under this provision on the anniversary of your Rider Effective Date. You must notify us in a form acceptable to us that you are exercising your rights under this GMAB Rider Liquidity Option.

CANCELLATION OF THE GMAB RIDER

You may elect to cancel the GMAB Rider at any time after the 5th anniversary of the GMAB Rider Effective Date. Upon cancellation, we will no longer deduct the annual charge for the GMAB Rider. Upon cancellation of the GMAB Rider, all rights and benefits under the GMAB Rider will cease. Upon cancellation, we will no longer apply any of the investment limitations and restrictions described above.

GMAB Rider Exchange Option -- If, during the 90-day period following the 5th anniversary of the Rider Effective Date, your Contract Value is greater than the Base Calculation Amount, you may elect to cancel the GMAB Rider and simultaneously elect either a new GMAB Rider or a GMWB Rider. You will be required to meet any eligibility requirements that apply to each rider at the time you make the election.

          Exchange for New GMAB Rider: If you elect to cancel the GMAB Rider and elect the GMAB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your new GMAB Rider will be the date we receive your request in good order. Your new GMAB Rider will be subject to a new Rider Maturity Date. The Benefit Base of your prior GMAB Rider will not apply to the new GMAB Rider. Your Contract Value as of the date you elect to exchange your GMAB Rider will be used to determine your initial Base Calculation Amount for the new rider. The new GMAB Rider will be subject to a new charge that may be higher or lower than the charge you paid for your original GMAB Rider. The GMAB Rider that we make available under this Rider Exchange Option will always feature a ten year Rider Period and may include other Rider Period durations.

          Exchange for GMWB Rider: If you elect to cancel the GMAB Rider and elect the GMWB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your GMWB Rider will be the date we receive your request. The GMWB Rider that we make available under this Rider Exchange Option will feature a 10% minimum annual withdrawal amount. The GMWB Rider will be subject to the charge then in effect for a GMWB Rider that is offered under this Rider Exchange Option.

TERMINATION

The GMAB Rider will terminate on the earliest to occur of: (1) the Rider Maturity Date; (2) the date you elect to begin receiving Annuity Payments under the Contract; (3) the date you fully surrender your Contract; (4) the date you elect to cancel the GMAB Rider (including assignments); (5) the date we receive Due Proof of Death if the surviving spouse or beneficiary does not elect to continue the Contract (if allowed); or (6) the date the GMAB Rider is cancelled and replaced with a new GMAB Rider or GMWB Rider under the Rider Exchange Option.

The annual charge for the GMAB Rider will no longer be deducted and all guarantees will cease when the rider is terminated. Further, any investment limitations and restrictions will no longer apply after the GMAB Rider is terminated. If the GMAB Rider is terminated before the Rider Maturity Date, the Benefit Base will not be paid.

CHARGE FOR GMAB

If you elect the GMAB Rider, we will deduct an additional charge on a daily basis that is equal to an annual charge of 0.50% from your Contract Value invested in the Subaccounts. The charge will be applied and will not change from the Rider Effective Date until the Rider Maturity Date unless the rider is cancelled or terminates prior to such date. If you elect to terminate the GMAB Rider prior to the Rider Maturity Date, the charge will no longer be deducted. If you elect to exchange this GMAB Rider and elect a new GMAB Rider under the Rider Exchange Option (described above), the current charge in effect for the GMAB rider will be applied, which may be higher or lower than the charge you paid for this rider.

ADDITIONAL CONSIDERATIONS

     - Your Contract cannot have any outstanding loans if you elect the GMAB Rider. Further, you may not request a loan from your Contract if you have previously elected the GMAB Rider.

     - If you die while the GMAB Rider is in effect, and your surviving spouse or Beneficiary elects to continue the Contract under the spousal contract continuance or beneficiary contract continuance provision, then the GMAB Rider will remain in effect and will continue until the Rider Maturity Date.

     - Any DCA Program that is in effect while the GMAB Rider is in effect must meet the investment limitations and restrictions of the GMAB Rider, as described above. In addition, you may not request a DCA Program that makes transfers from Class B Subaccounts to Class A Subaccounts.

     - If you are expecting to request withdrawals from your Contract, including withdrawals intended to satisfy required minimum distribution requirements, the impact of such withdrawals on the guarantees provided under the GMAB Rider will make the rider less valuable.

                               THE ANNUITY PERIOD

--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among payout options or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity Payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life;
(b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 90th birthday for Non-qualified Contracts and the Annuitant's 70th birthday of Qualified Contracts or ten years after the effective date of the Contract, if later (this requirement may be changed by us).

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 90th birthday or to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

Please be aware that once the Contract is annuitized, you are ineligible to receive the death benefit you have selected, and any living benefit rider is terminated.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See "Transfers.")

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The Contract tables factor in an assumed daily net investment factor of 3.0%. We call this your net investment rate. Your net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

                                 PAYMENT OPTIONS

--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract. (See "Annuity Options.")

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Payments for a Fixed Period without Life Contingency. We will make periodic payments for the period selected (see, "Variable Liquidity Benefit").

Option 6 -- Other Annuity Options. We will make any other arrangements for Annuity Payments as may be mutually agreed upon.

Please note that Option 5 may not satisfy minimum required distribution rules for Qualified Contracts. Consult a tax advisor before electing this option.

VARIABLE LIQUIDITY BENEFIT

This benefit is only offered with the annuity option "Payments for a Fixed Period without Life Contingency."

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the Contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.

                        MISCELLANEOUS CONTRACT PROVISIONS

--------------------------------------------------------------------------------

RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any Contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) minus any Purchase Payment Credits within ten days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment minus any Purchase Payment Credits in full; during the remainder of the right to return period, we will refund the Contract Value (including charges) minus any Purchase Payment Credits.

During the right to return period, you will not bear any contract fees associated with the Purchase Payment Credits. The amount we return to you will include any investment gains on the credit during the right to return period. HOWEVER, IF YOU HAVE INVESTMENT LOSSES ON THE CREDIT DURING THE RIGHT TO RETURN PERIOD, WE WILL RECOVER THE ORIGINAL AMOUNT OF THE CREDIT.

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

We reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $2,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Accordingly, no Contract will be terminated due solely to negative investment performance. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value (less any Purchase Payment Credits applied within 12 months of termination) less any applicable taxes. In certain states, we may be required to pay you the Contract Value. Federal tax law may impose that once the Contract is annuitized, you are ineligible to receive the death benefit you have selected, and any living benefit rider is terminated.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

                              THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------

MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut each sponsor Separate Accounts: MetLife of CT Separate Account Eleven for Variable Annuities ("Separate Account Eleven ") and MetLife of CT Separate Account Twelve for Variable Annuities ("Separate Account Twelve"), respectively. References to "Separate Account" refer either to Separate Account Eleven or Separate Account Twelve, depending on the issuer of your Contract. Both Separate Account Eleven and Separate Account Twelve were established on November 14, 2002 and are registered with the SEC as unit investment trusts under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Separate Account Eleven and Separate Account Twelve for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company. Any obligations that exceed the assets in the Separate Account are payable by the Company's general account. The amount of the guaranteed death benefit that exceeds the Contract Value is paid from the Company's general account. Benefit amounts paid from the general account are subject to the financial strength and claims-paying ability of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

We reserve the right to transfer assets of the Separate Account to another separate account, and/or to modify the structure or operation of the Separate Account, subject to the necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your Contract Value.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features such as the E.S.P., GMAB or GMWB. However, if you elect any of these optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Funding Option. In those cases, we can create "hypothetical historical performance" of a Variable Funding Option. These figures show the performance that the Variable Funding Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

                           FEDERAL TAX CONSIDERATIONS

--------------------------------------------------------------------------------

The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or

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legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

You are responsible for determining whether your purchase of the Contract, withdrawals, income payments and any other transaction under your Contract satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Under current federal tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and dividends. Earnings under annuity contracts, like interest payable on fixed investments (notes, bonds, etc.), continue to be taxed as ordinary income (top rate of 35%). The tax law provides deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time. Please consult your own tax advisor.

STATE AND LOCAL TAXES. The rules for state and local income taxes may differ from the federal income tax rules. Purchasers and prospective purchasers of the Contract should consult their own tax advisers and the law of the applicable taxing jurisdiction to determine what rules and tax benefits apply to the Contract.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS. For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% tax penalty is in addition to any other penalties that may apply under your Contract and the normal income taxes due on the distribution.

TAX-FREE EXCHANGES. Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life insurance policy, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

FEDERAL ESTATE TAXES. While no attempt is being made to discuss the federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.


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TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension or retirement savings plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs (including Roth IRAs), tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate-sponsored pension, retirement savings, and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below. All qualified plans (including IRAs) receive tax-deferral under the Code. Although there are no additional tax benefits to funding your qualified plan or IRA with an annuity, it does offer you additional insurance benefits, such as the availability of a guaranteed income for life.

The Contract has been submitted to the IRS for review and is awaiting approval as to form as a valid IRA. Such approval would not constitute an IRS approval or endorsement of any funding options under the contract. IRS approval as to form is not required to constitute a valid IRA. Disqualification of the Contract as an IRA could result in the immediate taxation of amounts held in the Contract and other adverse tax consequences.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract generally have not yet been taxed, the full amount of any distributions (including the amount attributable to Purchase Payments), whether paid in the form of lump sum withdrawals or Annuity Payments, are generally taxed at ordinary income tax rates unless the distribution is transferred to an eligible rollover account or contract. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified funding vehicles generally are not subject to current taxation.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement (except for participants who are 5% or more owners of the plan sponsor) . If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value, including the Enhanced Stepped-Up Provision, as well as all living benefits such as GMAB and GMWB) must be added to the Contract Value in computing the amount required to be distributed over the applicable period. We will provide you with additional information as to the amount of your interest in the Contract that is subject to required minimum distributions under this new rule and either compute the required amount for you or offer to do so at your request. The new rules are not entirely clear and you should consult your personal tax advisor as to how these rules affect your Contract.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within five years from the date of death or minimum distributions may be taken over the life expectancy of the individual beneficiaries (or in the case of certain trusts that are contract beneficiaries, over the life expectancy of the individuals who are the beneficiaries of the trust), provided such distributions are payable at least annually and begin within one

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year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(b), 457 OR 408A, AND IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for any higher limits to be effective at a state income tax level. In other words, the permissible contribution limits for federal and state income tax purposes may be different. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make contributions, which in some cases may be deductible, to an individual retirement annuity (IRA). The applicable limit is $4,000 in 2007 and $5,000 in 2008, and it may be indexed for inflation in years after 2008. Additional "catch-up contributions" may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and on their participation in a retirement plan. If an individual is married and the spouse is not employed, the individual may establish IRAs for the individual and spouse. Purchase Payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

Deductible contributions to an IRA and Roth IRA for the year must be aggregated for purposes of the individual Code Section 408A limits and the Code Section 219 limits (age 50+catch-up).

Partial or full distributions are treated as ordinary income, except that amounts contributed after 1986 on a non-deductible basis are not includable in income when distributed. An additional tax of 10% will apply to any taxable distribution from the IRA that is received by the participant before the age of 59 1/2 except by reason of death, disability or as part of a series of payments for life or life expectancy. Distributions must commence by April 1st of the calendar year after the close of the calendar year in which the individual attains the age of 70 1/2. Certain other mandatory distribution rules apply on the death of the individual. The individual must maintain personal and tax return records of any non-deductible contributions and distributions.

Section 408 (k) of the Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA and can accept an annual employer contribution limited to the lesser of $45,000 or 100% of pay for each participant in 2007.

TSAS (ERISA AND NON-ERISA)

GENERAL. TSAs fall under sec.403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under sec.501(c)(3) of the Code.

In general contributions to sec.403(b) arrangements are subject to limitations under sec.415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).

NOTE: Proposed income tax regulations issued in November 2004 would require certain fundamental changes to these arrangements including (a) a requirement that there be a written plan document in addition to the annuity contract or sec.403(b)(7) custodial account, (b) significant restrictions on the ability for participants to direct proceeds between 403(b) annuity contracts and (c) additional restrictions on withdrawals of amounts attributable to contributions other than elective deferrals.

The proposed regulations will generally not be effective until taxable years beginning after December 31, 2007 at the earliest, and may not be relied on until issued in final form. However, certain aspects including a proposed prohibition on the use of life insurance contracts under 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective unless revised or revoked in final regulations.

WITHDRAWALS AND INCOME PAYMENTS. If you are under 59 1/2, you cannot withdraw money from your TSA Contract unless the withdrawal:

     - Relates to Purchase Payments made prior to 1989 (and pre-1989 earnings on those Purchase Payments);


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     -    Is directly transferred to another permissible investment under sec.403(b) arrangements;

     -    Relates to amounts that are not salary reduction elective deferrals;

     - Occurs after you die, leave your job or become disabled (as defined by the Code); or

     - Is for financial hardship (but only to the extent of Purchase Payments) if your plan allows it.

DESIGNATED ROTH ACCOUNT FOR 403(B) PLANS. Effective January 1, 2006, employers that established and maintain a TSA/403(b) plan ("the Plan") may also establish a Qualified Roth Contribution Program under Section 402A of the Code ("Designated Roth Accounts") to accept after tax contributions as part of the TSA plan. In accordance with our administrative procedures, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract under the following conditions:

     1. The employer maintaining the plan has demonstrated to our satisfaction that Designated Roth Accounts are permitted under the Plan.

     2. In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.

     3. All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to-trustee transfers from other Designated Roth Accounts).

     4. In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.

     5. No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.

     6. If permitted under the federal tax law, we may permit both pre-tax contributions under a 403(b) plan as well as after-tax contributions under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the Designated Roth Contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law.

     7. We may refuse to accept contributions made as rollovers and trustee-to-trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.

Many of the federal income tax rules pertaining to Designated Roth Accounts have not yet been finalized. Both you and your employer should consult their own tax and legal advisors prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.

The following general tax rules are based on our understanding of the Code and any regulations issued through December 31, 2005, and are subject to change and to different interpretation as well as additional guidance in respect to areas not previously addressed:

The employer must permit contributions under a pre-tax 403(b) plan in order to permit contributions to be irrevocably designated and made part of a Qualified Roth Contribution Program.

Elective deferral contributions to the Designated Roth Account must be aggregated with all other elective deferral contributions made by a taxpayer for purposes of the individual Code Section 402(g) limits and the Code Section 414(v) limits (relating to age 50 and over catch-up contributions) as well as contribution limits that apply under the Plan.


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In general, the same tax law rules with respect to restricted monies, triggering events and permitted distributions will apply to the Designated Roth Accounts under the Plan as apply to the traditional pre-tax accounts under the Plan
(e.g., death or disability of participant, severance from employment, attainment of age 59 1/2 and hardship withdrawals only with respect to contributions (if permitted under the Plan)).

If the amounts have been held under any Designated Roth Account of a participant for at least five years and are made on account of death, disability or after attainment of age 59 1/2, then any withdrawal, distribution or payment of these amounts is generally free of federal income tax ("Qualified Distributions").

Unlike Roth IRAs, withdrawal, distributions and payments that do not meet the five year rule will generally be taxed on a pro-rated basis with respect to earnings and after-tax contributions. The 10% penalty tax will generally apply on the same basis as a traditional pre-tax account under the Plan. Additionally, rollover distributions may only be made tax-free into another Designated Roth Account or into a Roth IRA.

Some states may not permit contributions to be made to a Qualified Roth Contribution Program or may require additional conforming legislation for these rules to become effective.

LOANS. If your TSA Contract permits loans, such loans will be made only from any Fixed Interest Account balance and only up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

The Code and applicable income tax regulations limit the amount that may be borrowed from your Contract and all you employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a proscribed term.

Your Contract will indicate whether loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

ROTH IRAS

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations, (similar to the annual limits for traditional IRAs), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.

NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified. As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal made prior to the Maturity Date or in the form of periodic Annuity Payments. As a general rule, there is income in the Contract (earnings) to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments less any amount received previously which was excludible from gross income.


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Generally, different tax rules apply to Annuity Payments than to withdrawals and payments received before the annuity starting date. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws.

Similarly, when you receive an Annuity Payment, part of each periodic payment is considered a return of your Purchase Payments and will not be taxed, but the remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes. Annuity Payments are subject to an "excludable amount" or "exclusion ratio" which determines how much of each payment is treated as:

     -    a non-taxable return of your Purchase Payment; or

     -    a taxable payment of earnings.

We generally will tell you how much of each Annuity Payment is a non-taxable return of your Purchase Payments. However, it is possible that the IRS could conclude that the taxable portion of Annuity Payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your Purchase Payments equals your Purchase Payments, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your Annuity Payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

Code Section 72(s) requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the Joint Owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

If a non-qualified annuity is owned by a non-natural person (e.g., a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if the Contract is transferred to another person or entity without adequate consideration, all deferred increases in value will be treated as income for federal income tax purposes at the time of the transfer.

PARTIAL WITHDRAWALS: If you make a partial withdrawal of your Contract Value, the distribution generally will be taxed as first coming from earnings (income in the Contract) and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See "Penalty Tax for Premature Distributions" below.) Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken. It should be noted that there is no guidance as to the determination of the amount of income in a Contract if it is issued with a Guaranteed Minimum Withdrawal Benefit (GMWB). Therefore, you should consult with your tax adviser as to the potential tax consequences of a partial surrender if your Contract is issued with a GMWB.

PARTIAL ANNUITIZATIONS (IF AVAILABLE WITH YOUR CONTRACT): At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your Contract Value is applied to a payment option. Currently, we will treat the application of less than your entire Contract Value under a Non-qualified Contract to a payment option (i.e. taking Annuity Payments) as a taxable withdrawal for federal income tax purposes (which may also be subject to the 10% penalty tax if you are under age 59 1/2). We will then treat the amount of the withdrawal (after any deductions for taxes) as the purchase price of an income annuity and tax report the income payments received under that annuity under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.

We will determine the excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e. by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table). However, the IRS may determine that the excludable amount is different from our computation.


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DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company constantly monitors the diversification of investments and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the Separate Account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that certain benefits or the charges for certain benefits such as guaranteed death benefits (including the Roll-Up Death Benefit) and certain living benefits (e.g. Guaranteed Minimum Withdrawal Benefit) could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these earnings and benefits as an intrinsic part of the Contract and do not report them as taxable income until distributions are actually made. However, it is possible that this may change if we determine that this is required by the IRS. If so, the charges or benefits could also be subject to a 10% penalty tax if the taxpayer is under 59 1/2. You should consult with your tax adviser before selecting any rider or endorsement to the Contract.

GUARANTEED MINIMUM WITHDRAWAL BENEFITS

If you have purchased the Guaranteed Minimum Withdrawal Benefit Rider or the Guaranteed Minimum Withdrawal Benefit for Life Rider, where otherwise made available, note the following:

The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amounts guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Contract Value (prior to withdrawal charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, the Company intends to tax report such withdrawals using the Contract Value rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Minimum Withdrawal Benefit exceeds the Contract Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal.

In the event that the Contract Value goes to zero, and the Remaining Benefit Base is paid out in fixed installments or the Lifetime Withdrawal Benefit is paid for life, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.

The Company reserves the right to change its tax reporting practices where we determine that it is not in accordance with IRS guidance (whether formal or informal).

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.

TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Contract Owners since the Company is the owner of the assets from which the tax benefits are derived.

                                OTHER INFORMATION

--------------------------------------------------------------------------------

THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.

MetLife Insurance Company of Connecticut is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

MetLife Life and Annuity Company of Connecticut is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

FINANCIAL STATEMENTS

The financial statements for the Company and its Separate Account are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut (together the "Company") have appointed MetLife Investors Distribution Company ("MLIDC") to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. Prior to October 20, 2006, the principal underwriter and distributor was MLI Distribution LLC, which merged with and into MLIDC on that date. MLIDC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses MLIDC for expenses MLIDC incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). MLIDC does not retain any fees under the Contracts; however, MLIDC may receive 12b-1 fees from the Underlying Funds.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such affiliated or unaffiliated broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis.

COMPENSATION. Broker-dealers who have selling agreements with MLIDC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.50% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 1.50% annually of average Contract Value (if asset-based compensation is paid to registered representatives).

The Company and MLIDC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and MLIDC have entered into a preferred distribution arrangement with their affiliate Tower Square Securities, Inc. and with the unaffiliated broker-dealer firms identified in the Statement of Additional Information. The Company and MLIDC may enter into similar arrangements with their other affiliates MetLife Securities, Inc., Walnut Street Securities, Inc. and New England Securities Corporation. See the "Statement of Additional Information -- DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT" for a list of the broker-dealer firms that received such additional compensation during 2006, as well as the range of additional compensation paid.

The Company and MLIDC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser or sub-adviser to one or more Underlying Funds that may be offered under the Contracts. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC, MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Contracts.

SALE BY AFFILIATES OF THE COMPANY. The Company and MLIDC may offer the Contracts through retail broker-dealer firms that are affiliates of the Company, including Tower Square Securities, Inc., MetLife Securities, Inc., Walnut Street Securities, Inc. and New England Securities Corporation. The compensation paid to affiliated broker-dealer firms for sales of the Contracts is generally not expected to exceed, on a present value basis, the percentages described above. These broker-dealer firms pay their registered representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. The amount the broker dealer firms pass on to their registered representatives is determined in accordance with their internal compensation programs. These programs may also include other types of cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplementary salary, financing arrangements, marketing support, medical and other insurance benefits, retirement benefits, and other benefits. For registered representatives of certain affiliates, the amount of this additional cash compensation is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by the Company or its affiliates. The managers who supervise these registered representatives may also be entitled to additional cash compensation based on the sale of proprietary products by their representatives. Because the additional cash compensation paid to these registered representatives and their managers is primarily based on sales of proprietary products, these registered representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

MetLife registered representatives receive cash payments for the products they sell and service based upon a 'gross dealer concession' model. The cash payment is equal to a percentage of the gross dealer concession. For MetLife registered representatives other than those in our MetLife Resources (MLR) Division, the percentage is determined by a formula that takes into consideration the amount of premiums and purchase payments applied to proprietary products that the registered representative sells and services. The percentage could be as high as 100%. (MLR registered representatives receive compensation based upon premiums and purchase payments applied to all products sold and serviced by the representative.) In addition, all MetLife registered representatives are entitled to the additional compensation described above based on sales of proprietary products. Because sales of proprietary products are a factor determining the percentage of gross dealer concession and/or the amount of additional compensation to which MetLife registered representatives are entitled, they have an incentive to favor the sale of proprietary products. In addition, because their sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

The Company's affiliates also offer their registered representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional materials and similar services.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS

In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of the Company to meet its obligations under the Contracts.

                                   APPENDIX A

                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

          METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix F. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.55%



                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).......................................  2006        1.371            1.432           994,838
                                                     2005        1.283            1.371           723,303
                                                     2004        1.225            1.283           525,857
                                                     2003        1.000            1.225            15,956

  AIM V.I. Mid Cap Core Equity Subaccount (Series
  II) (8/03).......................................  2006        1.470            1.606           158,826
                                                     2005        1.391            1.470           131,084
                                                     2004        1.244            1.391            83,381
                                                     2003        1.000            1.244            50,443

Franklin Templeton Variable Insurance Products
  Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (7/03)......................  2006        1.353            1.561         1,939,988
                                                     2005        1.329            1.353         1,645,247
                                                     2004        1.216            1.329           987,979
                                                     2003        1.000            1.216            15,562

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (9/03)......................  2006        1.512            1.618           698,369
                                                     2005        1.465            1.512           470,534
                                                     2004        1.335            1.465           265,200
                                                     2003        1.000            1.335             7,435

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03).................................  2006        1.694            2.026         1,692,748
                                                     2005        1.562            1.694         1,391,810
                                                     2004        1.338            1.562           542,562
                                                     2003        1.000            1.338             8,952

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)......  2006        1.037            1.203            95,839
                                                     2005        0.977            1.037               277

  LMPVPI Total Return Subaccount (Class II)
  (8/03)...........................................  2006        1.207            1.334         1,348,701
                                                     2005        1.191            1.207         1,001,255
                                                     2004        1.115            1.191           465,551
                                                     2003        1.000            1.115             7,880

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03)...........................................  2006        1.453            1.585           772,256
                                                     2005        1.346            1.453           650,094
                                                     2004        1.257            1.346           495,772
                                                     2003        1.000            1.257            12,035

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (4/06).................................  2006        0.994            1.008         1,421,558

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (4/06)...........................................  2006        1.011            1.034         4,061,837

  MSF Oppenheimer Global Equity Subaccount (Class
  B) (4/06)........................................  2006        0.996            1.052         3,618,175

Money Market Portfolio
  Money Market Subaccount (8/03)...................  2006        1.002            1.011                --
                                                     2005        0.989            1.002         3,877,043
                                                     2004        0.994            0.989         2,669,983
                                                     2003        1.000            0.994            91,318

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (9/03)..........................  2006        1.337            1.397                --
                                                     2005        1.294            1.337           700,196
                                                     2004        1.233            1.294           364,735
                                                     2003        1.000            1.233             3,553

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (8/03)..........................  2006        1.858            2.022                --
                                                     2005        1.654            1.858         1,500,804
                                                     2004        1.413            1.654           765,241
                                                     2003        1.000            1.413             6,739

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (11/03)..........................................  2006        1.012            1.028         1,913,954
                                                     2005        1.010            1.012         1,700,470
                                                     2004        0.995            1.010           922,208
                                                     2003        1.000            0.995            78,737

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (5/04)...........................................  2006        0.998            1.123                --
                                                     2005        1.002            0.998            50,504
                                                     2004        0.970            1.002            43,189

  Pioneer Balanced VCT Subaccount (Class II)
  (10/03)..........................................  2006        1.167            1.243                --
                                                     2005        1.143            1.167           872,530
                                                     2004        1.110            1.143           511,568
                                                     2003        1.000            1.110            13,104

  Pioneer Cullen Value VCT Subaccount (Class II)
  (4/05)...........................................  2006        1.086            1.252         1,610,126
                                                     2005        0.994            1.086           423,548

  Pioneer Emerging Markets VCT Subaccount (Class
  II) (9/03).......................................  2006        2.391            3.190           925,667
                                                     2005        1.764            2.391           719,208
                                                     2004        1.510            1.764           431,016
                                                     2003        1.000            1.510            10,089

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03)...........................................  2006        1.430            1.720         2,678,737
                                                     2005        1.377            1.430         2,209,160
                                                     2004        1.205            1.377         1,018,570
                                                     2003        1.000            1.205            21,997

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (5/05).......................................  2006        1.065            1.251            18,754
                                                     2005        0.987            1.065            16,466

  Pioneer Europe VCT Subaccount (Class II) (9/03)..  2006        1.585            2.015                --
                                                     2005        1.493            1.585            31,388
                                                     2004        1.283            1.493            22,714
                                                     2003        1.000            1.283                --

  Pioneer Fund VCT Subaccount (Class II) (8/03)....  2006        1.381            1.583           992,981
                                                     2005        1.324            1.381           674,365
                                                     2004        1.213            1.324           447,314
                                                     2003        1.000            1.213            19,404

  Pioneer Global High Yield VCT Subaccount (Class
  II) (4/05).......................................  2006        1.041            1.148           708,717
                                                     2005        0.999            1.041           229,997

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Pioneer Growth Shares VCT Subaccount (Class II)
  (9/03)...........................................  2006        1.228            1.318           377,078
                                                     2005        1.208            1.228           367,008
                                                     2004        1.154            1.208           344,922
                                                     2003        1.000            1.154            16,323

  Pioneer High Yield VCT Subaccount (Class II)
  (8/03)...........................................  2006        1.224            1.305         4,028,201
                                                     2005        1.223            1.224         3,049,446
                                                     2004        1.152            1.223         2,750,931
                                                     2003        1.000            1.152            23,361

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (4/05).....................  2006        1.085            1.222           989,660
                                                     2005        1.003            1.085           124,897

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)................................  2006        1.065            1.182         2,203,294
                                                     2005        0.995            1.065           394,697

  Pioneer Ibbotson Moderate Allocation VCT
  Subaccount (Class II) (4/05).....................  2006        1.050            1.144         3,127,497
                                                     2005        0.993            1.050           428,651

  Pioneer International Value VCT Subaccount (Class
  II) (9/03).......................................  2006        1.706            2.059           512,106
                                                     2005        1.504            1.706           220,860
                                                     2004        1.290            1.504            95,523
                                                     2003        1.000            1.290             8,905

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03)...........................................  2006        1.682            1.859         1,704,620
                                                     2005        1.587            1.682         1,579,633
                                                     2004        1.324            1.587           742,777
                                                     2003        1.000            1.324             2,823

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)................................  2006        1.167            1.181         1,441,792
                                                     2005        1.095            1.167         1,325,229
                                                     2004        1.021            1.095           377,337

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (7/03).......................................  2006        1.901            2.555         1,402,729
                                                     2005        1.681            1.901         1,138,791
                                                     2004        1.261            1.681           594,769
                                                     2003        1.000            1.261            11,099

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (4/04)................................  2006        1.106            1.174           869,301
                                                     2005        1.074            1.106           683,367
                                                     2004        1.070            1.074           265,932

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03)...........................................  2006        1.749            1.966         1,405,933
                                                     2005        1.599            1.749         1,174,363
                                                     2004        1.355            1.599           628,747
                                                     2003        1.000            1.355             1,360

  Pioneer Small Company VCT Subaccount (Class II)
  (8/03)...........................................  2006        1.434            1.523                --
                                                     2005        1.433            1.434           106,781
                                                     2004        1.285            1.433            37,764
                                                     2003        1.000            1.285                --

  Pioneer Strategic Income VCT Subaccount (Class
  II) (7/03).......................................  2006        1.190            1.245         5,036,432
                                                     2005        1.179            1.190         4,221,871
                                                     2004        1.089            1.179         2,610,033
                                                     2003        1.000            1.089           286,913

  Pioneer Value VCT Subaccount (Class II) (9/03)...  2006        1.347            1.526           731,510
                                                     2005        1.307            1.347           691,235
                                                     2004        1.192            1.307           565,426
                                                     2003        1.000            1.192            14,987




                         SEPARATE ACCOUNT CHARGES 2.90%



                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).......................................  2006        1.000            0.985               --

  AIM V.I. Mid Cap Core Equity Subaccount (Series
  II) (8/03).......................................  2006        1.000            1.036               --

Franklin Templeton Variable Insurance Products
  Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (7/03)......................  2006        1.000            1.107               --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (9/03)......................  2006        1.000            0.994               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03).................................  2006        1.000            1.133               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)......  2006        1.000            1.102               --

  LMPVPI Total Return Subaccount (Class II)
  (8/03)...........................................  2006        1.000            1.067               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03)...........................................  2006        1.000            1.024               --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (4/06).................................  2006        0.994            0.999               --

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (4/06)...........................................  2006        1.004            1.017               --

  MSF Oppenheimer Global Equity Subaccount (Class
  B) (4/06)........................................  2006        0.996            1.043               --

Money Market Portfolio
  Money Market Subaccount (8/03)...................  2006        1.000            1.004               --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (9/03)..........................  2006        1.000            1.005               --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (8/03)..........................  2006        1.000            1.033               --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (11/03)..........................................  2006        1.000            1.005               --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (5/04)...........................................  2006        1.000            1.084               --

  Pioneer Balanced VCT Subaccount (Class II)
  (10/03)..........................................  2006        1.000            1.030               --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (4/05)...........................................  2006        1.000            1.100               --

  Pioneer Emerging Markets VCT Subaccount (Class
  II) (9/03).......................................  2006        1.000            1.180               --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03)...........................................  2006        1.000            1.150               --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (5/05).......................................  2006        1.000            1.106               --

  Pioneer Europe VCT Subaccount (Class II) (9/03)..  2006        1.000            1.190               --

  Pioneer Fund VCT Subaccount (Class II) (8/03)....  2006        1.000            1.099               --

  Pioneer Global High Yield VCT Subaccount (Class
  II) (4/05).......................................  2006        1.000            1.073               --

  Pioneer Growth Shares VCT Subaccount (Class II)
  (9/03)...........................................  2006        1.000            1.054               --

  Pioneer High Yield VCT Subaccount (Class II)
  (8/03)...........................................  2006        1.000            1.043               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (4/05).....................  2006        1.000            1.070               --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)................................  2006        1.000            1.060           66,748

  Pioneer Ibbotson Moderate Allocation VCT
  Subaccount (Class II) (4/05).....................  2006        1.000            1.049               --

  Pioneer International Value VCT Subaccount (Class
  II) (9/03).......................................  2006        1.000            1.121               --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03)...........................................  2006        1.000            1.064               --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)................................  2006        1.000            0.982               --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (7/03).......................................  2006        1.000            1.245               --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (4/04)................................  2006        1.000            1.003               --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03)...........................................  2006        1.000            1.035               --

  Pioneer Small Company VCT Subaccount (Class II)
  (8/03)...........................................  2006        1.000            0.986               --

  Pioneer Strategic Income VCT Subaccount (Class
  II) (7/03).......................................  2006        1.000            1.028               --

  Pioneer Value VCT Subaccount (Class II) (9/03)...  2006        1.000            1.080               --




The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006.

Number of Units Outstanding at End of Year may include units for Contract Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see Appendix C for more information on Variable Funding Option name changes, mergers and substitutions.

Effective on or about 05/01/2006, Money Market Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Money Market Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Oppenheimer Variable Account Funds-Oppenheimer Capital Appreciation Fund/VA was replaced by Met Investors Series Trust-Oppenheimer Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Oppenheimer Variable Account Funds-Oppenheimer Global Securities Fund/VA was replaced by Metropolitan Series Fund, Inc.- Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 05/24/2006, Pioneer Variable Contracts Trust-Pioneer Small Company VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer Small Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 12/18/2006, Pioneer Variable Contracts Trust-Pioneer AmPac Growth VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer Oak Ridge Large Cap Growth VCT Portfolio and is no longer available as a funding option.


Effective on or about 12/18/2006, Pioneer Variable Contracts Trust-Pioneer Balanced VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer Ibbotson Moderate Allocation VCT Portfolio and is no longer available as a funding option.

Effective on or about 12/18/2006, Pioneer Variable Contracts Trust-Pioneer Europe VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer International Value VCT Portfolio and is no longer available as a funding option.

                                   APPENDIX B

                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

          METLIFE OF CT SEPARATE ACCOUNT TWELVE FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix F. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.55%



                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (6/03).......................................  2006        1.371            1.432          1,653,797
                                                     2005        1.283            1.371          1,735,565
                                                     2004        1.225            1.283          2,040,147
                                                     2003        1.000            1.225            438,519

  AIM V.I. Mid Cap Core Equity Subaccount (Series
  II) (6/03).......................................  2006        1.470            1.606            787,287
                                                     2005        1.391            1.470            769,660
                                                     2004        1.244            1.391            560,861
                                                     2003        1.000            1.244            207,276

Franklin Templeton Variable Insurance Products
  Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)......................  2006        1.353            1.561          2,937,650
                                                     2005        1.329            1.353          2,959,718
                                                     2004        1.216            1.329          2,395,266
                                                     2003        1.000            1.216            490,925

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (6/03)......................  2006        1.512            1.618          1,048,191
                                                     2005        1.465            1.512            970,256
                                                     2004        1.335            1.465            768,240
                                                     2003        1.000            1.335            136,305

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (6/03).................................  2006        1.694            2.026          1,540,453
                                                     2005        1.562            1.694          1,428,943
                                                     2004        1.338            1.562          1,101,088
                                                     2003        1.000            1.338            354,061

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (9/05)......  2006        1.037            1.203             28,638
                                                     2005        1.022            1.037             11,664

  LMPVPI Total Return Subaccount (Class II)
  (6/03)...........................................  2006        1.207            1.334          1,465,137
                                                     2005        1.191            1.207          1,446,401
                                                     2004        1.115            1.191          1,554,939
                                                     2003        1.000            1.115            498,482

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (6/03)...........................................  2006        1.453            1.585          1,215,215
                                                     2005        1.346            1.453          1,113,200
                                                     2004        1.257            1.346          1,266,931
                                                     2003        1.000            1.257            388,371

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (4/06).................................  2006        0.994            1.008          2,803,928

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (4/06)...........................................  2006        1.011            1.034          5,567,424

  MSF Oppenheimer Global Equity Subaccount (Class
  B) (4/06)........................................  2006        0.996            1.052          4,190,711

Money Market Portfolio
  Money Market Subaccount (5/03)...................  2006        1.002            1.011                 --
                                                     2005        0.989            1.002          4,726,476
                                                     2004        0.994            0.989          4,706,703
                                                     2003        1.000            0.994          2,282,924

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)..........................  2006        1.337            1.397                 --
                                                     2005        1.294            1.337          1,986,796
                                                     2004        1.233            1.294          1,588,562
                                                     2003        1.000            1.233            553,903

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (6/03)..........................  2006        1.858            2.022                 --
                                                     2005        1.654            1.858          2,177,593
                                                     2004        1.413            1.654          1,845,034
                                                     2003        1.000            1.413            538,318

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (5/03)...........................................  2006        1.012            1.028          2,854,886
                                                     2005        1.010            1.012          5,093,876
                                                     2004        0.995            1.010          3,216,889
                                                     2003        1.000            0.995            727,262

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (4/04)...........................................  2006        0.998            1.123                 --
                                                     2005        1.002            0.998            182,133
                                                     2004        1.025            1.002            119,864

  Pioneer Balanced VCT Subaccount (Class II)
  (6/03)...........................................  2006        1.167            1.243                 --
                                                     2005        1.143            1.167          1,831,504
                                                     2004        1.110            1.143          2,893,610
                                                     2003        1.000            1.110          1,352,707

  Pioneer Cullen Value VCT Subaccount (Class II)
  (3/05)...........................................  2006        1.086            1.252          1,217,402
                                                     2005        0.986            1.086            769,612

  Pioneer Emerging Markets VCT Subaccount (Class
  II) (6/03).......................................  2006        2.391            3.190            904,608
                                                     2005        1.764            2.391            767,491
                                                     2004        1.510            1.764            634,023
                                                     2003        1.000            1.510             99,808

  Pioneer Equity Income VCT Subaccount (Class II)
  (6/03)...........................................  2006        1.430            1.720          3,089,771
                                                     2005        1.377            1.430          3,138,809
                                                     2004        1.205            1.377          2,636,416
                                                     2003        1.000            1.205            764,575

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (5/05).......................................  2006        1.065            1.251             52,056
                                                     2005        0.978            1.065              9,548

  Pioneer Europe VCT Subaccount (Class II) (6/03)..  2006        1.585            2.015                 --
                                                     2005        1.493            1.585             33,531
                                                     2004        1.283            1.493             22,046
                                                     2003        1.000            1.283             12,781

  Pioneer Fund VCT Subaccount (Class II) (6/03)....  2006        1.381            1.583          2,758,029
                                                     2005        1.324            1.381          2,780,569
                                                     2004        1.213            1.324          5,446,731
                                                     2003        1.000            1.213          2,035,041

  Pioneer Global High Yield VCT Subaccount (Class
  II) (3/05).......................................  2006        1.041            1.148            569,764
                                                     2005        0.996            1.041            107,545

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Pioneer Growth Shares VCT Subaccount (Class II)
  (6/03)...........................................  2006        1.228            1.318          1,233,460
                                                     2005        1.208            1.228          1,359,860
                                                     2004        1.154            1.208          2,331,294
                                                     2003        1.000            1.154            706,463

  Pioneer High Yield VCT Subaccount (Class II)
  (6/03)...........................................  2006        1.224            1.305          5,668,876
                                                     2005        1.223            1.224          4,570,990
                                                     2004        1.152            1.223          9,467,773
                                                     2003        1.000            1.152          4,494,810

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (5/05).....................  2006        1.085            1.222            245,995
                                                     2005        0.990            1.085             77,232

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (3/05)................................  2006        1.065            1.182          2,742,301
                                                     2005        0.983            1.065          1,692,076

  Pioneer Ibbotson Moderate Allocation VCT
  Subaccount (Class II) (4/05).....................  2006        1.050            1.144         12,388,790
                                                     2005        0.993            1.050          8,836,248

  Pioneer International Value VCT Subaccount (Class
  II) (6/03).......................................  2006        1.706            2.059            684,626
                                                     2005        1.504            1.706            347,740
                                                     2004        1.290            1.504            783,818
                                                     2003        1.000            1.290            278,342

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (6/03)...........................................  2006        1.682            1.859          1,770,015
                                                     2005        1.587            1.682          1,809,146
                                                     2004        1.324            1.587          1,605,103
                                                     2003        1.000            1.324            356,319

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (4/04)................................  2006        1.167            1.181            906,432
                                                     2005        1.095            1.167            360,317
                                                     2004        1.028            1.095             81,850

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (6/03).......................................  2006        1.901            2.555          1,439,328
                                                     2005        1.681            1.901          1,486,014
                                                     2004        1.261            1.681          1,259,415
                                                     2003        1.000            1.261            507,422

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (4/04)................................  2006        1.106            1.174            356,759
                                                     2005        1.074            1.106            252,781
                                                     2004        1.061            1.074            105,467

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Pioneer Small Cap Value VCT Subaccount (Class II)
  (6/03)...........................................  2006        1.749            1.966          1,724,057
                                                     2005        1.599            1.749          1,494,745
                                                     2004        1.355            1.599          1,244,840
                                                     2003        1.000            1.355            477,289

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03)...........................................  2006        1.434            1.523                 --
                                                     2005        1.433            1.434            313,193
                                                     2004        1.285            1.433            172,385
                                                     2003        1.000            1.285             25,055

  Pioneer Strategic Income VCT Subaccount (Class
  II) (5/03).......................................  2006        1.190            1.245          4,105,748
                                                     2005        1.179            1.190          4,019,323
                                                     2004        1.089            1.179          3,133,140
                                                     2003        1.000            1.089            652,477

  Pioneer Value VCT Subaccount (Class II) (6/03)...  2006        1.347            1.526          1,606,407
                                                     2005        1.307            1.347          1,730,330
                                                     2004        1.192            1.307          1,531,084
                                                     2003        1.000            1.192            304,001




                         SEPARATE ACCOUNT CHARGES 2.90%



                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (6/03).......................................  2006        1.000            0.985               --

  AIM V.I. Mid Cap Core Equity Subaccount (Series
  II) (6/03).......................................  2006        1.000            1.036               --

Franklin Templeton Variable Insurance Products
  Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (6/03)......................  2006        1.000            1.107               --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (6/03)......................  2006        1.000            0.994               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (6/03).................................  2006        1.000            1.133               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (9/05)......  2006        1.000            1.102               --

  LMPVPI Total Return Subaccount (Class II)
  (6/03)...........................................  2006        1.000            1.067               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (6/03)...........................................  2006        1.000            1.024               --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (4/06).................................  2006        0.994            0.999               --

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (4/06)...........................................  2006        1.004            1.017          144,557

  MSF Oppenheimer Global Equity Subaccount (Class
  B) (4/06)........................................  2006        0.996            1.043               --

Money Market Portfolio
  Money Market Subaccount (5/03)...................  2006        1.000            1.004               --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (6/03)..........................  2006        1.000            1.005               --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (6/03)..........................  2006        1.000            1.033               --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (5/03)...........................................  2006        1.000            1.005               --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (4/04)...........................................  2006        1.000            1.084               --

  Pioneer Balanced VCT Subaccount (Class II)
  (6/03)...........................................  2006        1.000            1.030               --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (3/05)...........................................  2006        1.000            1.100               --

  Pioneer Emerging Markets VCT Subaccount (Class
  II) (6/03).......................................  2006        1.000            1.180               --

  Pioneer Equity Income VCT Subaccount (Class II)
  (6/03)...........................................  2006        1.000            1.150               --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (5/05).......................................  2006        1.000            1.106               --

  Pioneer Europe VCT Subaccount (Class II) (6/03)..  2006        1.000            1.190               --

  Pioneer Fund VCT Subaccount (Class II) (6/03)....  2006        1.000            1.099               --

  Pioneer Global High Yield VCT Subaccount (Class
  II) (3/05).......................................  2006        1.000            1.073               --

  Pioneer Growth Shares VCT Subaccount (Class II)
  (6/03)...........................................  2006        1.000            1.054               --

  Pioneer High Yield VCT Subaccount (Class II)
  (6/03)...........................................  2006        1.000            1.043               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (5/05).....................  2006        1.000            1.070               --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (3/05)................................  2006        1.000            1.060          201,465

  Pioneer Ibbotson Moderate Allocation VCT
  Subaccount (Class II) (4/05).....................  2006        1.000            1.049           67,162

  Pioneer International Value VCT Subaccount (Class
  II) (6/03).......................................  2006        1.000            1.121               --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (6/03)...........................................  2006        1.000            1.064               --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (4/04)................................  2006        1.000            0.982               --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (6/03).......................................  2006        1.000            1.245               --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (4/04)................................  2006        1.000            1.003               --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (6/03)...........................................  2006        1.000            1.035               --

  Pioneer Small Company VCT Subaccount (Class II)
  (6/03)...........................................  2006        1.000            0.986               --

  Pioneer Strategic Income VCT Subaccount (Class
  II) (5/03).......................................  2006        1.000            1.028               --

  Pioneer Value VCT Subaccount (Class II) (6/03)...  2006        1.000            1.080               --




The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006.

Number of Units Outstanding at End of Year may include units for Contract Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see Appendix C for more information on Variable Funding Option name changes, mergers and substitutions.

Effective on or about 05/01/2006, Money Market Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Money Market Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Oppenheimer Variable Account Funds-Oppenheimer Capital Appreciation Fund/VA was replaced by Met Investors Series Trust-Oppenheimer Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Oppenheimer Variable Account Funds-Oppenheimer Global Securities Fund/VA was replaced by Metropolitan Series Fund, Inc.- Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 05/24/2006, Pioneer Variable Contracts Trust-Pioneer Small Company VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer Small Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 12/18/2006, Pioneer Variable Contracts Trust-Pioneer AmPac Growth VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer Oak Ridge Large Cap Growth VCT Portfolio and is no longer available as a funding option.

Effective on or about 12/18/2006, Pioneer Variable Contracts Trust-Pioneer Balanced VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer Ibbotson Moderate Allocation VCT Portfolio and is no longer available as a funding option.

Effective on or about 12/18/2006, Pioneer Variable Contracts Trust-Pioneer Europe VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer International Value VCT Portfolio and is no longer available as a funding option.

                                 APPENDIX C --

                ADDITIONAL INFORMATION REGARDING UNDERLYING FUNDS

--------------------------------------------------------------------------------




Certain Variable Funding Options have been subject to a merger, substitution or other change. The chart below identifies the former name and the new name for each of these Underlying Funds and where applicable, the former name and the new name of the trust of which the Underlying Fund is part.


UNDERLYING FUND MERGERS/REORGANIZATIONS
The following former Underlying Funds were merged with and into the new Underlying Funds, and/or were reorganized into a new trust.


         FORMER UNDERLYING FUND/TRUST                    NEW UNDERLYING FUND/TRUST
---------------------------------------------  ---------------------------------------------


LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
  INC.
  Legg Mason Partners Variable All Cap           Legg Mason Partners Variable Fundamental
     Portfolio -- Class II                          Value Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV
  INC.
  Legg Mason Partners Variable Total Return      Legg Mason Partners Variable Multiple
     Portfolio -- Class II                          Discipline Portfolio -- Balanced All Cap
                                                    Growth and Value Portfolio -- Class II
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II     LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,
                                               INC.
  Legg Mason Partners Variable Aggressive        Legg Mason Partners Variable Aggressive
     Growth Portfolio -- Class II                   Growth Portfolio -- Class II
PIONEER VARIABLE CONTRACTS TRUST               PIONEER VARIABLE CONTRACTS TRUST
  Pioneer AmPac Growth VCT Portfolio -- Class    Pioneer Oak Ridge Large Cap Growth VCT
     II                                             Portfolio -- Class II
PIONEER VARIABLE CONTRACTS TRUST               PIONEER VARIABLE CONTRACTS TRUST
  Pioneer Balanced VCT Portfolio -- Class II     Pioneer Ibbotson Moderate Allocation VCT
                                                    Portfolio -- Class II
PIONEER VARIABLE CONTRACTS TRUST               PIONEER VARIABLE CONTRACTS TRUST
  Pioneer Europe VCT Portfolio -- Class II       Pioneer International Value VCT
                                                    Portfolio -- Class II
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Fundamental       Legg Mason Partners Variable Fundamental
     Value Portfolio -- Class I                     Value Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable Aggressive        Legg Mason Partners Variable Aggressive
     Growth Portfolio -- Class II                   Growth Portfolio -- Class II
LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Multiple          Legg Mason Partners Variable Capital and
     Discipline Portfolio -- Balanced All Cap       Income Portfolio -- Class II
     Growth and Value Portfolio -- Class II


UNDERLYING FUND SUBSTITUTION
The following new Underlying Fund was substituted for the former Underlying
Fund.


            FORMER UNDERLYING FUND                          NEW UNDERLYING FUND
---------------------------------------------  ---------------------------------------------


AIM VARIABLE INSURANCE FUNDS                   MET INVESTORS SERIES TRUST
  AIM V.I. Capital Appreciation                  Met/AIM Capital Appreciation
     Fund -- Series II                              Portfolio -- Class E

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX D

--------------------------------------------------------------------------------

                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein are not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.

TRANSFERS

You may make transfers from the Fixed Account to any available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions. Where permitted by state law, we reserve the right to restrict transfers into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract.

Automated transfers from the Fixed Account to any of the Variable Funding Options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX E

--------------------------------------------------------------------------------

            WAIVER OF WITHDRAWAL CHARGE FOR NURSING HOME CONFINEMENT (AVAILABLE ONLY IF THE OWNER IS AGE 70 OR YOUNGER ON THE DATE THE CONTRACT IS
                                    ISSUED.)

If, after the first Contract Year and before the Maturity Date, and you begin confinement in an eligible nursing home, you may surrender or make withdrawal, subject to the maximum withdrawal amount described below, without incurring a withdrawal charge. In order for the Company to waive the withdrawal charge, the withdrawal must be made during continued confinement in an eligible nursing home after the qualifying period has been satisfied, or within sixty (60) days after such confinement ends. The qualifying period is confinement in an eligible nursing home for ninety (90) consecutive days. We will require proof of confinement in a form satisfactory to us, which may include certification by a licensed physician that such confinement is medically necessary.

An eligible nursing home is defined as an institution or special nursing unit of a hospital which:

     (a)  is Medicare approved as a provider of skilled nursing care services;
          and

     (b) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

                                       OR

Meets all of the following standards:

     (a) is licensed as a nursing care facility by the state in which it is licensed;

     (b) is either a freestanding facility or a distinct part of another facility such as a ward, wing, unit or swing-bed of a hospital or other facility;

     (c) provides nursing care to individuals who are not able to care for themselves and who require nursing care;

     (d) provides, as a primary function, nursing care and room and board; and charges for these services;

     (e) provides care under the supervision of a licensed physician, registered nurse (RN) or licensed practical nurse (LPN);

     (f) may provide care by a licensed physical, respiratory, occupational or speech therapist; and

     (g) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

We will not waive withdrawal charges if confinement is due to one or more of the following causes:

     (a) mental, nervous, emotional or personality disorder without demonstrable organic disease, including, but not limited to, neurosis, psychoneurosis, psychopathy or psychosis

     (b) the voluntary taking or injection of drugs, unless prescribed or administered by a licensed physician

     (c) the voluntary taking of any drugs prescribed by a licensed physician and intentionally not taken as prescribed

     (d) sensitivity to drugs voluntarily taken, unless prescribed by a physician

     (e) drug addiction, unless addiction results from the voluntary taking of drugs prescribed by a licensed physician, or the involuntary taking of drugs.

FILING A CLAIM: You must provide the Company with written notice of a claim during continued confinement after the 90-day qualifying period, or within sixty days after such confinement ends.

The maximum withdrawal amount for which we will waive the withdrawal charge is the Contract Value on the next valuation date following written proof of claim, less any Purchase Payments made within a one-year period before confinement in an eligible nursing home begins, less any Purchase Payment made on or after the Annuitant's 71st birthday.

We will pay any withdrawal requested under the scope of this waiver as soon as we receive proper written proof of your claim, and we will pay the withdrawal in a lump sum. You should consult with your tax adviser regarding the tax impact of any withdrawals taken from your Contract.

                                   APPENDIX F

--------------------------------------------------------------------------------

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to the Separate Account and MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. A list of the contents of the Statement of Additional Information is set forth below:

                     The Insurance Company
                     Principal Underwriter
                     Distribution and Principal Underwriting Agreement Valuation of Assets
                     Federal Tax Considerations
                     Independent Registered Public Accounting Firm Condensed Financial Information
                     Financial Statements

--------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated April 30, 2007 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to MetLife Insurance Company of Connecticut/MetLife Life and Annuity Company of Connecticut, One Cityplace, 185 Asylum Street, 3CP, Hartford, Connecticut 06103-3415. For the MetLife Insurance Company of Connecticut Statement of Additional Information please request MIC-Book-70-71-75, and for the MetLife Life and Annuity Company of Connecticut Statement of Additional Information please request MLAC-Book-70-71-75.

Name: -------------------------------------------------

Address: ----------------------------------------------

CHECK BOX:

[ ] MIC-Book-70-71-75

[ ] MLAC-Book-70-71-75

                  PORTFOLIO ARCHITECT PLUS ANNUITY PROSPECTUS:
          METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES METLIFE OF CT SEPARATE ACCOUNT TWELVE FOR VARIABLE ANNUITIES

This prospectus describes PORTFOLIO ARCHITECT PLUS ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts") as well as those that do not qualify for such treatment ("Non-qualified Contracts"). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to contracts and certificates as "Contracts."

You can choose to have your premium ("Purchase Payments") and any associated Purchase Payment Credits accumulate on a variable and/or, subject to availability, fixed basis in one of our funding options. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options available for contracts purchased on or after April 30, 2007 are:




AMERICAN FUNDS INSURANCE SERIES -- CLASS 2         Lazard Mid-Cap Portfolio -- Class B
  American Funds Global Growth Fund                Legg Mason Partners Managed Assets
  American Funds Growth Fund                          Portfolio -- Class A
  American Funds Growth-Income Fund                Lord Abbett Bond Debenture
DREYFUS VARIABLE INVESTMENT FUND -- INITIAL           Portfolio -- Class A
  SHARES                                           Lord Abbett Growth and Income
  Dreyfus Variable Investment Fund                    Portfolio -- Class B
     Appreciation Portfolio                        Lord Abbett Mid-Cap Value
  Dreyfus Variable Investment Fund Developing         Portfolio -- Class B
     Leaders Portfolio                             Met/AIM Capital Appreciation
FIDELITY(R) VARIABLE INSURANCE                        Portfolio -- Class A
  PRODUCTS -- SERVICE CLASS 2                      Met/AIM Small Cap Growth Portfolio -- Class
  VIP Contrafund(R) Portfolio                         A
  VIP Mid Cap Portfolio                            MFS(R) Value Portfolio -- Class A
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS     Neuberger Berman Real Estate
  TRUST -- CLASS 2                                    Portfolio -- Class A
  Templeton Developing Markets Securities          PIMCO Inflation Protected Bond
     Fund                                             Portfolio -- Class A
  Templeton Foreign Securities Fund                Pioneer Fund Portfolio -- Class A
JANUS ASPEN SERIES -- SERVICE SHARES               Pioneer Strategic Income Portfolio -- Class
  Global Technology Portfolio                         A
LEGG MASON PARTNERS VARIABLE EQUITY TRUST          Third Avenue Small Cap Value
  Legg Mason Partners Variable Aggressive             Portfolio -- Class B
     Growth Portfolio -- Class I                 METROPOLITAN SERIES FUND, INC.
  Legg Mason Partners Variable Appreciation        BlackRock Aggressive Growth
     Portfolio -- Class I                             Portfolio -- Class D
  Legg Mason Partners Variable Equity Index        BlackRock Bond Income Portfolio -- Class A
     Portfolio -- Class II                         BlackRock Money Market Portfolio -- Class A
  Legg Mason Partners Variable Fundamental         FI Large Cap Portfolio -- Class A
     Value Portfolio -- Class I                    FI Value Leaders Portfolio -- Class D
  Legg Mason Partners Variable Investors           MFS(R) Total Return Portfolio -- Class F
     Portfolio -- Class I                          Oppenheimer Global Equity
  Legg Mason Partners Variable Large Cap              Portfolio -- Class B
     Growth Portfolio -- Class I                   Western Asset Management U.S. Government
  Legg Mason Partners Variable Small Cap              Portfolio -- Class A
     Growth Portfolio -- Class I                 PIMCO VARIABLE INSURANCE
  Legg Mason Partners Variable Social              TRUST -- ADMINISTRATIVE CLASS
     Awareness Portfolio                           Total Return Portfolio
LEGG MASON PARTNERS VARIABLE INCOME TRUST        VAN KAMPEN LIFE INVESTMENT TRUST -- CLASS II
  Legg Mason Partners Variable Adjustable          Comstock Portfolio
     Rate Income Portfolio                       METROPOLITAN SERIES FUND, INC. -- ASSET
MET INVESTORS SERIES TRUST                         ALLOCATION PORTFOLIOS -- CLASS B
  Batterymarch Mid-Cap Stock                       MetLife Aggressive Allocation Portfolio
     Portfolio -- Class A                          MetLife Conservative Allocation Portfolio
  BlackRock High Yield Portfolio -- Class A        MetLife Conservative to Moderate Allocation
  BlackRock Large-Cap Core Portfolio -- Class         Portfolio
     E                                             MetLife Moderate Allocation Portfolio
  Dreman Small-Cap Value Portfolio -- Class A      MetLife Moderate to Aggressive Allocation
  Harris Oakmark International                        Portfolio
     Portfolio -- Class A
  Janus Forty Portfolio -- Class A




-------

Certain Variable Funding Options have been subject to a merger, substitution or other change. Please see Appendix C -- "Additional Information Regarding The Underlying Funds" for more information.

We also offer variable annuity contracts that do not have Purchase Payment Credits, and therefore may have lower fees. Over time, the value of the Purchase Payment Credits could be more than offset by higher charges. You should carefully consider whether or not this Contract is the most appropriate investment for you.

The Contract, certain Contract features and/or some of the funding options may not be available in all states.

This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated April 30, 2007. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to us at One Cityplace, 185 Asylum Street, 3CP, Hartford, Connecticut 06103-3415, call 800-874-1225 or access the SEC's website (http://www.sec.gov). See Appendix F for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                         PROSPECTUS DATED APRIL 30, 2007

                                TABLE OF CONTENTS




Glossary................................      3
Summary.................................      4
Fee Table...............................      8
Condensed Financial Information.........     13
The Annuity Contract....................     13
  Contract Owner Inquiries..............     11
  Purchase Payments.....................     11
  Purchase Payment Credits..............     15
  Accumulation Units....................     15
  The Variable Funding Options..........     16
Fixed Account...........................     22
Charges and Deductions..................     22
  General...............................     22
  Withdrawal Charge.....................     23
  Free Withdrawal Allowance.............     23
  Transfer Charge.......................     24
  Administrative Charges................     24
  Mortality and Expense Risk Charge.....     24
  Variable Liquidity Benefit Charge.....     24
  Enhanced Stepped-Up Provision Charge..     25
  Guaranteed Minimum Withdrawal Benefit
     Charge.............................     25
  Guaranteed Minimum Accumulation
     Benefit Charge.....................     25
  Variable Funding Option Expenses......     25
  Premium Tax...........................     25
  Changes in Taxes Based upon Premium or
     Value..............................     25
Transfers...............................     25
  Market Timing/Excessive Trading.......     26
  Dollar Cost Averaging.................     28
Access to Your Money....................     28
  Systematic Withdrawals................     29
Ownership Provisions....................     29
  Types of Ownership....................     29
     Contract Owner.....................     29
     Beneficiary........................     30
     Annuitant..........................     30
Death Benefit...........................     30
  Death Proceeds before the Maturity
     Date...............................     31
  Enhanced Stepped-Up Provision.........     33
  Payment of Proceeds...................     33
  Spousal Contract Continuance..........     35
  Beneficiary Contract Continuance......     36
  Planned Death Benefit.................     36
  Death Proceeds after the Maturity
     Date...............................     36
Living Benefits.........................     37
  Guaranteed Minimum Withdrawal
     Benefit............................     37
  Guaranteed Minimum Accumulation
     Benefit............................     42
The Annuity Period......................     48
  Maturity Date.........................     48
  Allocation of Annuity.................     48
  Variable Annuity......................     48
  Fixed Annuity.........................     49
Payment Options.........................     49
  Election of Options...................     49
  Annuity Options.......................     50
  Variable Liquidity Benefit............     50
Miscellaneous Contract Provisions.......     50
  Right to Return.......................     50
  Termination...........................     51
  Required Reports......................     51
  Suspension of Payments................     51
The Separate Accounts...................     51
  Performance Information...............     52
Federal Tax Considerations..............     52
  General Taxation of Annuities.........     53
  Types of Contracts: Qualified and Non-
     qualified..........................     54
  Qualified Annuity Contracts...........     54
     Taxation of Qualified Annuity
       Contracts........................     54
     Mandatory Distributions for
       Qualified Plans..................     54
     Individual Retirement Annuities....     55
     TSAs (ERISA and NON-ERISA).........     55
     Roth IRAs..........................     57
  Non-qualified Annuity Contracts.......     57
     Diversification Requirements for
       Variable Annuities...............     59
     Ownership of the Investments.......     59
     Taxation of Death Benefit
       Proceeds.........................     59
  Other Tax Considerations..............     59
     Treatment of Charges for Optional
       Benefits.........................     59
     Puerto Rico Tax Considerations.....     60
     Non-Resident Aliens................     60
     Tax Credits and Deductions.........     60
Other Information.......................     60
  The Insurance Companies...............     60
  Financial Statements..................     61
  Distribution of Variable Annuity
     Contracts..........................     61
  Conformity with State and Federal
     Laws...............................     63
  Voting Rights.........................     63
  Restrictions on Financial
     Transactions.......................     63
  Legal Proceedings.....................     63
Appendix A: Condensed Financial
  Information for MetLife of CT Separate
  Account Eleven........................    A-1
Appendix B: Condensed Financial
  Information for MetLife of CT Separate
  Account Twelve........................    B-1
Appendix C: Additional Information
  Regarding The Underlying Funds........    C-1
Appendix D: The Fixed Account...........    D-1
Appendix E: Nursing Home Waiver.........    E-1
Appendix F: Contents of the Statement of
  Additional Information................    F-1

                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus any associated Purchase Payment Credits, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut or any other office that we may designate for the purpose of administering this Contract. For transfer, withdrawal, surrender, and (if applicable) loan requests, our Home Office address is: MetLife, P.O. Box 990014, Hartford, CT 96199-0014. For Purchase Payments and (if applicable) loan repayments, our Home Office address is:
MetLife, P.O. Box 371857, Pittsburgh, PA 15250-7857.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an annuity option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

PURCHASE PAYMENT CREDIT -- an amount credited to your Contract Value that equals a percentage of each Purchase Payment made.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, or 408(A) of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- "You" is the Contract Owner and a natural person, a trust established for the benefit of a natural person or a charitable remainder trust.

                                    SUMMARY:

                        PORTFOLIO ARCHITECT PLUS ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut ("the Company," "We" or "Us"). MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated account ("Separate Account"). MetLife Insurance Company of Connecticut sponsors the MetLife of CT Separate Account Eleven for Variable Annuities ("Separate Account Eleven "); MetLife Life and Annuity Company of Connecticut sponsors the MetLife of CT Separate Account Twelve for Variable Annuities ("Separate Account Twelve"). When we refer to the Separate Account, we are referring to either Separate Account Eleven or Separate Account Twelve, depending upon your issuing Company.

You may only purchase a contract in states where the Contract has been approved for sale. The Contract and/or certain optional benefits may not currently be available for sale in all states. For Contracts issued in New York, a waiver of withdrawal charge may apply to all Annuity Payments.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments in the form of a variable annuity, a fixed annuity, or a combination of both. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b) or 408(b) or 408A of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you. See "The Annuity Contract" section for more information.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds) minus any Purchase Payment Credits. Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment minus any Purchase Payment Credits. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed) minus any Purchase Payment Credits. We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

During the right to return period, you will not bear any contract fees associated with the Purchase Payment Credits. The amount we return to you will include any investment gains on the credit during the right to return period. HOWEVER, IF YOU HAVE INVESTMENT LOSSES ON THE CREDIT DURING THE RIGHT TO RETURN PERIOD, WE WILL RECOVER THE ORIGINAL AMOUNT OF THE CREDIT.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of the Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. We also reserve the right to restrict transfers into the Fixed Account if the credited interest rate is equal to the minimum guaranteed interest rate specified under the Contract. Amounts previously transferred from the Fixed Account to the Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of the transfer.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E charge at an annual rate of 1.40% for the Standard Death Benefit, 1.55% for the Step-Up Death Benefit, and 1.75% for the Roll-Up Death Benefit. For Contracts with a value of less than $100,000, we also deduct an annual contract administrative charge of $40. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments and any associated Purchase Payment Credits withdrawn. The maximum percentage is 8%, decreasing to 0% after nine full years.

If you select the Enhanced Stepped-Up Provision ("E.S.P."), an additional 0.20% annually will be deducted from amounts in the Variable Funding Options. THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum charge of 8% of the amounts withdrawn. Please refer to Payment Options for a description of this benefit.

If you elect a Guaranteed Minimum Withdrawal Benefit ("GMWB") rider, a charge will be deducted daily from amounts in the Variable Funding Options. There are several GMWB rider options, and the current charge for each rider, on an annual basis, is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

If you select the Guaranteed Minimum Accumulation Benefit ("GMAB"), we will deduct each business day a charge of 0.50% (on an annual basis) from amounts in the Variable Funding Options.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments , Purchase Payment Credits and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and any credits and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts (see "Access to Your Money - Systematic Withdrawals").

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? You may choose to purchase the Standard, Step-Up or Roll-Up Death Benefit. The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or the election of spousal or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

     - PURCHASE PAYMENT CREDITS. For each Purchase Payment you make, we will add a credit to your Contract Value whenever the greater age of the Contract Owner or Annuitant is 80 or less at the time the Purchase Payment is received. This credit will equal at least 4.5% of the Purchase Payment. The expenses for a contract with Purchase Payment Credits are higher than a similar contract without Purchase Payment Credits, and the additional expenses attributable to the credits may more than offset the amount of the Purchase Payment Credit.

For contracts issued between April 1, 2004 and April 30, 2004, between June 1, 2004 and August 31, 2004, and between September 20, 2004 and June 9, 2006, the current Purchase Payment Credit is equal to 6.0% of each Purchase Payment received. This Purchase Payment Credit increase does not apply retroactively to contracts issued before April 1, 2004, between May 1, 2004 and May 31, 2004 or between September 1, 2004 and September 19, 2004. For contracts issued between September 20, 2004 and June 9, 2006, the 6.0% Purchase Payment Credit will apply to your initial Purchase Payment and each subsequent Purchase Payment received by us whenever the greater age of the Contract Owner or Annuitant is 80 or less at the time of the Purchase Payment is received.

     - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

     - SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

     - AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

     - MANAGED DISTRIBUTION PROGRAM. This program allows us to automatically calculate and distribute to you, in November of the applicable tax year, an amount that will satisfy the Internal Revenue Service's minimum distribution requirements imposed on certain contracts once the owner reaches age 70(1/2) or retires. These minimum distributions occur during the accumulation phase.

     - ENHANCED STEPPED-UP PROVISION ("E.S.P."). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract.

     - SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.

     - BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(ies) may elect to continue his/her portion of the Contract and take required distributions over time, rather than have the death benefit paid to the beneficiary in a lump sum.

     - GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE"). For an additional charge, we will guarantee the periodic return of your investment. Under this benefit, we will pay you a percentage of your investment every year until your investment has been returned in full, regardless of market performance. Depending on when you elect to begin receiving payments and which GMWB rider you select, the maximum amount of your investment that you receive each year is 5% or 10%. When you add Purchase Payments to your Contract, we include them as part of the guarantee. In the future, however, we may discontinue including additional Purchase Payments as part of the guarantee. The guarantee is subject to restrictions on withdrawals and other restrictions.

     - GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB"). For an additional charge, we will guarantee that your Contract Value will not be less than a minimum amount at the end of a specified number of years. The guaranteed amount is based on your Purchase Payments, including additional Purchase Payments you make within 12 months of electing the rider. Additional Purchase Payments made more than 12 months after you elect the rider will not increase the guaranteed amount. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount.

                                    FEE TABLE

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES



WITHDRAWAL CHARGE.......................................   8%(1)
(as a percentage of the Purchase Payments and any associated Purchase Payment Credits withdrawn)





TRANSFER CHARGE.........................................   $10(2)
(assessed on transfers that exceed 12 per year)





VARIABLE LIQUIDITY BENEFIT CHARGE.......................   8%(3)
(As a percentage of the present value of the remaining Annuity Payments that are surrendered. The interest rate used to calculate this present value is 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments.)


The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE...................   $40(4)


---------
(1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for nine years. The charge is as follows:


     YEARS SINCE PURCHASE PAYMENT MADE
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                3 years               8%
         3 years                4 years               7%
         4 years                5 years               6%
         5 years                6 years               5%
         6 years                7 years               4%
         7 years                8 years               3%
         8 years                9 years               2%
        9 years+                                      0%


---------
(2)   We do not currently assess the transfer charge.
(3) This withdrawal charge only applies when you surrender the Contract after beginning to receive Annuity Payments. The Variable Liquidity Benefit Charge declines to zero after nine years. The charge is as follows:


   YEARS SINCE INITIAL PURCHASE PAYMENT
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                3 years               8%
         3 years                4 years               7%
         4 years                5 years               6%
         5 years                6 years               5%
         6 years                7 years               4%
         7 years                8 years               3%
         8 years                9 years               2%
        9 years+                                      0%


---------
(4) We do not assess this charge if Contract Value is $100,000 or more on the fourth Friday of each August.

ANNUAL SEPARATE ACCOUNT CHARGES:
(as a percentage of the average daily net assets of the Separate Account)

We will assess a minimum mortality and expense risk charge ("M&E") of 1.40% and an administrative expense charge of 0.15% on all contracts. In addition, for optional features there is a 0.20% charge for E.S.P., a 0.50% charge for GMAB, a 0.40% current charge (maximum of 1.00% upon reset) for GMWB I, a 0.50% current charge (maximum of 1.00% upon reset) for GMWB II, and a 0.25% charge for GMWB
III. Below is a summary of all charges that may apply, depending on the death benefit and optional features you select:


                                                          STANDARD DEATH    STEP-UP DEATH    ROLL-UP DEATH
                                                              BENEFIT          BENEFIT          BENEFIT
                                                          --------------    -------------    -------------


Mortality and Expense Risk Charge*....................       1.40%             1.55%            1.75%
Administrative Expense Charge.........................       0.15%             0.15%            0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH NO OPTIONAL
  FEATURES SELECTED...................................       1.55%             1.70%            1.90%
Optional E.S.P. Charge................................       0.20%             0.20%            0.20%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. ONLY
  SELECTED............................................       1.75%             1.90%            2.10%
Optional GMAB Charge..................................       0.50%             0.50%            0.50%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMAB ONLY
  SELECTED............................................       2.05%             2.20%            2.40%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND
  GMAB SELECTED(5)....................................       2.25%             2.40%            2.60%
Optional GMWB I Charge................................       1.00%(6)          1.00%(6)         1.00%(6)
Optional GMWB II Charge...............................       1.00%(6)          1.00%(6)         1.00%(6)
Optional GMWB III Charge..............................       0.25%             0.25%            0.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB I ONLY
  SELECTED............................................       2.55%             2.70%            2.90%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB II
  ONLY SELECTED.......................................       2.55%             2.70%            2.90%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB III
  ONLY SELECTED.......................................       1.80%             1.95%            2.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND
  GMWB I SELECTED.....................................       2.75%             2.90%            3.10%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND
  GMWB II SELECTED....................................       2.75%             2.90%            3.10%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND
  GMWB III SELECTED...................................       2.00%             2.15%            2.35%


---------
(5)   GMAB and GMWB cannot both be elected.
(6) The current charges for the available GMWB riders with reset feature (See "Living Benefits") are 0.40% for GMWB I and 0.50% for GMWB II.
* We are waiving the following amounts of the M&E Charge: 0.15% for the Subaccount investing in the Western Asset Management U.S. Government Portfolio; an amount equal to the Underlying Fund expenses that are in excess of 0.90% for the Subaccount investing in the Harris Oakmark International Portfolio; 0.11% for the Subaccount investing in the BlackRock High Yield Portfolio; an amount equal to the Underlying Fund expenses that are in excess of 0.87% for the Subaccount investing in the Lord Abbett Growth and Income Portfolio -- Class B; an amount equal to the Underlying Fund expenses that are in excess of 0.65% for the Subaccount investing in the PIMCO Inflation Protected Bond Portfolio -- Class A; an amount equal to the Underlying Fund expenses that are in excess of 1.12% for the Subaccount investing in the Lord Abbett Mid Cap Value
      Portfolio -- Class B; an amount equal to the Underlying Fund expenses that are in excess of 1.10% for the Subaccount investing in the Third Avenue Small Cap Value Portfolio -- Class B; and an amount equal to the Underlying Fund expenses that are in excess of 1.18% for the Subaccount investing in the MFSResearch International Portfolio -- Class B.

UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2006 (unless otherwise indicated):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service (12b-1) fees if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it.

More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-800-874-1225.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES


                                                                         MINIMUM    MAXIMUM
                                                                         -------    -------


TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, and
  other expenses)                                                         0.38%      1.72%


UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


                                                                                      TOTAL    CONTRACTUAL FEE     NET TOTAL
                                                                                      ANNUAL        WAIVER          ANNUAL
                                         MANAGEMENT  DISTRIBUTION AND/OR    OTHER   OPERATING   AND/OR EXPENSE     OPERATING
UNDERLYING FUND:                             FEE     SERVICE(12b-1) FEES  EXPENSES   EXPENSES   REIMBURSEMENT      EXPENSES*
----------------                         ----------  -------------------  --------  ---------  ---------------  --------------


AMERICAN FUNDS INSURANCE
  SERIES -- CLASS 2
  American Funds Global Growth Fund....     0.55%           0.25%           0.03%     0.83%           --        0.83%
  American Funds Growth Fund...........     0.32%           0.25%           0.02%     0.59%           --        0.59%
  American Funds Growth-Income Fund....     0.27%           0.25%           0.01%     0.53%           --        0.53%
DREYFUS VARIABLE INVESTMENT
  FUND -- INITIAL SHARES
  Dreyfus Variable Investment Fund
     Appreciation Portfolio............     0.75%             --            0.07%     0.82%           --        0.82%
  Dreyfus Variable Investment Fund
     Developing Leaders Portfolio......     0.75%             --            0.09%     0.84%           --        0.84%(1)
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS -- SERVICE CLASS 2
  VIP Contrafund(R) Portfolio..........     0.57%           0.25%           0.09%     0.91%           --        0.91%
  VIP Dynamic Capital Appreciation
     Portfolio(+)......................     0.56%           0.25%           0.24%     1.05%           --        1.05%
  VIP Mid Cap Portfolio................     0.57%           0.25%           0.11%     0.93%           --        0.93%
FRANKLIN TEMPLETON VARIABLE INSURANCE
  PRODUCTS TRUST -- CLASS 2
  Templeton Developing Markets
     Securities Fund...................     1.23%           0.25%           0.24%     1.72%           --        1.72%
  Templeton Foreign Securities Fund....     0.63%           0.25%           0.18%     1.06%         0.03%       1.03%(1)(2)
JANUS ASPEN SERIES -- SERVICE SHARES
  Global Life Sciences Portfolio(+)....     0.64%           0.25%           0.46%     1.35%           --        1.35%
  Global Technology Portfolio..........     0.64%           0.25%           0.21%     1.10%           --        1.10%
  Worldwide Growth Portfolio(+)........     0.60%           0.25%           0.05%     0.90%           --        0.90%(3)
LEGG MASON PARTNERS VARIABLE EQUITY
  TRUST
  Legg Mason Partners Variable
     Aggressive Growth
     Portfolio -- Class I(++)..........     0.75%             --            0.02%     0.77%           --        0.77%
  Legg Mason Partners Variable
     Appreciation Portfolio -- Class
     I.................................     0.70%             --            0.02%     0.72%           --        0.72%(1)
  Legg Mason Partners Variable Equity
     Index Portfolio -- Class II.......     0.31%           0.25%           0.03%     0.59%           --        0.59%
  Legg Mason Partners Variable
     Fundamental Value
     Portfolio -- Class I..............     0.75%             --            0.02%     0.77%           --        0.77%
  Legg Mason Partners Variable
     Investors Portfolio -- Class I....     0.65%             --            0.07%     0.72%           --        0.72%
  Legg Mason Partners Variable Large
     Cap Growth Portfolio -- Class
     I(++).............................     0.75%             --            0.04%     0.79%           --        0.79%
  Legg Mason Partners Variable Small
     Cap Growth Portfolio -- Class I...     0.75%             --            0.21%     0.96%           --        0.96%
  Legg Mason Partners Variable Social
     Awareness
     Portfolio(++).....................     0.66%             --            0.12%     0.78%           --        0.78%
LEGG MASON PARTNERS VARIABLE INCOME
  TRUST
  Legg Mason Partners Variable
     Adjustable Rate Income
     Portfolio(++).....................     0.55%           0.25%           0.22%     1.02%           --        1.02%

                                                                                      TOTAL    CONTRACTUAL FEE     NET TOTAL
                                                                                      ANNUAL        WAIVER          ANNUAL
                                         MANAGEMENT  DISTRIBUTION AND/OR    OTHER   OPERATING   AND/OR EXPENSE     OPERATING
UNDERLYING FUND:                             FEE     SERVICE(12b-1) FEES  EXPENSES   EXPENSES   REIMBURSEMENT      EXPENSES*
----------------                         ----------  -------------------  --------  ---------  ---------------  --------------

MET INVESTORS SERIES TRUST(4)
  Batterymarch Mid-Cap Stock
     Portfolio -- Class A..............     0.70%             --            0.11%     0.81%           --        0.81%(5)
  BlackRock High Yield
     Portfolio -- Class A..............     0.60%             --            0.32%     0.92%           --        0.92%(5)(6)
  BlackRock Large-Cap Core
     Portfolio -- Class E..............     0.63%           0.15%           0.22%     1.00%           --        1.00%(5)(6)(7)
  Dreman Small-Cap Value
     Portfolio -- Class A..............     0.82%             --            0.37%     1.19%         0.09%       1.10%(5)(8)
  Harris Oakmark International
     Portfolio -- Class A..............     0.78%             --            0.13%     0.91%           --        0.91%
  Janus Forty Portfolio -- Class A.....     0.65%             --            0.06%     0.71%           --        0.71%(5)
  Lazard Mid-Cap Portfolio -- Class B..     0.70%           0.25%           0.06%     1.01%           --        1.01%
  Legg Mason Partners Managed Assets
     Portfolio -- Class A..............     0.50%             --            0.11%     0.61%           --        0.61%(5)
  Lord Abbett Bond Debenture
     Portfolio -- Class A..............     0.50%             --            0.04%     0.54%           --        0.54%
  Lord Abbett Growth and Income
     Portfolio -- Class B..............     0.50%           0.25%           0.03%     0.78%           --        0.78%
  Lord Abbett Mid-Cap Value
     Portfolio -- Class B..............     0.68%           0.25            0.07%     1.00%           --        1.00%
  Met/AIM Capital Appreciation
     Portfolio -- Class A..............     0.77%             --            0.09%     0.86%           --        0.86%(5)(6)(9)
  Met/AIM Small Cap Growth
     Portfolio -- Class A..............     0.87%             --            0.06%     0.93%           --        0.93%(6)
  MFS(R) Research International
     Portfolio -- Class B(+)...........     0.72%           0.25%           0.14%     1.11%           --        1.11%
  MFS(R) Value Portfolio -- Class A....     0.73%             --            0.23%     0.96%           --        0.96%(5)(6)
  Neuberger Berman Real Estate
     Portfolio -- Class A..............     0.64%             --            0.04%     0.68%           --        0.68%
  PIMCO Inflation Protected Bond
     Portfolio -- Class A..............     0.50%             --            0.05%     0.55%           --        0.55%
  Pioneer Fund Portfolio -- Class A....     0.75%             --            0.30%     1.05%         0.05%       1.00%(5)(10)
  Pioneer Strategic Income
     Portfolio -- Class A..............     0.70%             --            0.12%     0.82%           --        0.82%(5)(6)(9)
  Third Avenue Small Cap Value
     Portfolio -- Class B..............     0.74%           0.25%           0.04%     1.03%           --        1.03%
METROPOLITAN SERIES FUND, INC.(11)
  BlackRock Aggressive Growth
     Portfolio -- Class D..............     0.72%           0.10%           0.06%     0.88%           --        0.88%
  BlackRock Bond Income
     Portfolio -- Class A..............     0.39%             --            0.07%     0.46%         0.01%       0.45%(12)
  BlackRock Money Market
     Portfolio -- Class A..............     0.34%             --            0.04%     0.38%         0.01%       0.37%(13)
  FI Large Cap Portfolio -- Class A....     0.78%             --            0.06%     0.84%           --        0.84%(14)
  FI Value Leaders Portfolio -- Class
     D.................................     0.64%           0.10%           0.07%     0.81%           --        0.81%
  MFS(R) Total Return
     Portfolio -- Class F..............     0.53%           0.20%           0.05%     0.78%           --        0.78%(14)
  Oppenheimer Global Equity
     Portfolio -- Class B..............     0.53%           0.25%           0.09%     0.87%           --        0.87%
  T. Rowe Price Large Cap Growth
     Portfolio -- Class B(+)...........     0.60%           0.25%           0.08%     0.93%           --        0.93%
  Western Asset Management U.S.
     Government Portfolio -- Class A...     0.50%             --            0.07%     0.57%           --        0.57%
PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE CLASS
  Total Return Portfolio...............     0.25%             --            0.40%     0.65%           --        0.65%
VAN KAMPEN LIFE INVESTMENT
  TRUST -- CLASS II
  Comstock Portfolio...................     0.56%           0.25%           0.03%     0.84%           --        0.84%
  Enterprise Portfolio(+)..............     0.50%           0.25%           0.18%     0.93%           --        0.93%




                                                                                                                    NET TOTAL
                                                                                                                     ANNUAL
                                                                                                                    OPERATING
                                                                                                                    EXPENSES
                                                                             TOTAL    CONTRACTUAL FEE  NET TOTAL    INCLUDING
                                                                             ANNUAL        WAIVER        ANNUAL    UNDERLYING
                                MANAGEMENT  DISTRIBUTION AND/OR    OTHER   OPERATING   AND/OR EXPENSE  OPERATING      FUND
UNDERLYING FUND:                    FEE     SERVICE(12b-1) FEES  EXPENSES   EXPENSES   REIMBURSEMENT   EXPENSES*    EXPENSES
----------------                ----------  -------------------  --------  ---------  ---------------  ---------  ------------


METROPOLITAN SERIES FUND,
  INC. -- CLASS B
  MetLife Aggressive
     Allocation Portfolio.....     0.10%           0.25%           0.07%     0.42%         0.07%       0.35%(16)  1.10%(15)
  MetLife Conservative to
     Moderate Allocation
     Portfolio................     0.10%           0.25%           0.02%     0.37%         0.02%       0.35%(16)  1.00%(15)
  MetLife Conservative
     Allocation Portfolio.....     0.10%           0.25%           0.09%     0.44%         0.09%       0.35%(16)  0.96%(15)

                                                                                                                    NET TOTAL
                                                                                                                     ANNUAL
                                                                                                                    OPERATING
                                                                                                                    EXPENSES
                                                                             TOTAL    CONTRACTUAL FEE  NET TOTAL    INCLUDING
                                                                             ANNUAL        WAIVER        ANNUAL    UNDERLYING
                                MANAGEMENT  DISTRIBUTION AND/OR    OTHER   OPERATING   AND/OR EXPENSE  OPERATING      FUND
UNDERLYING FUND:                    FEE     SERVICE(12b-1) FEES  EXPENSES   EXPENSES   REIMBURSEMENT   EXPENSES*    EXPENSES
----------------                ----------  -------------------  --------  ---------  ---------------  ---------  ------------

  MetLife Moderate Allocation
     Portfolio................     0.10%           0.25%           0.01%     0.36%         0.01%       0.35%(16)  1.05%(15)
  MetLife Moderate to
     Aggressive Allocation
     Portfolio................     0.10%           0.25%           0.01%     0.36%         0.01%       0.35%(16)  1.10%(15)


---------
* Net Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
(+) Not available under all contracts. Availability depends on contract issue date.
(++) Fees and expenses of this Portfolio are based on the Portfolio's fiscal year ended October 31, 2006.
(1) Other Expenses include "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year in the amounts of 0.03% for Templeton Foreign Securities Funds; 0.02% for Dreyfus VIF Developing Leaders Portfolio and Janus Aspen Series Global Technology Portfolio; and 0.01% for Legg Mason Partners Variable Appreciation Portfolio.
(2) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange Commission (SEC).
(3) The Portfolio pays an investment advisory fee rate that may adjust up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the management fee rate shown in the table by a variable of up to 0.15%, assuming constant assets. The management fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Because a fee waiver will have a positive effect upon the Portfolio's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
(4) Other Expenses have been restated to reflect new custodian, fund administration and transfer agent fee schedules, as if these fee schedules had been in effect for the previous fiscal year.
(5) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year.
(6) The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.
(7) This is a new share class for this portfolio. Operating expensing are estimated based on the expenses of the Class A shares of the Portfolio.
(8) Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 1.10%, excluding 12b-1 fees.
(9) The Portfolio's fiscal year end has been changed from 10/31 to 12/31. The fees and expenses shown are for the Portfolio's last fiscal year ended October 31, 2006.
(10) Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 1.00%, excluding 12b-1 fees.
(11) Other Expenses have been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.
(12) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.325% for amounts over $1 billion but less than $2 billion.
(13) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million.
(14) The Management Fee has been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.
(15) These Portfolios are "funds of funds" that invest substantially all of their assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolios invest in other underlying portfolios, each Portfolio will also bear its pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee. The weighted average of the total operating expenses of the underlying portfolios, after any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 0.61% for the MetLife Conservative Allocation Portfolio, 0.65% for the MetLife Conservative to Moderate Allocation Portfolio, 0.70% for the MetLife Moderate Allocation Portfolio, 0.75% for the MetLife Moderate to Aggressive Allocation Portfolio and 0.75% for the MetLife Aggressive Allocation Portfolio. The total operating expenses of the Portfolios, including the weighted average of the total operating expenses of the underlying portfolios, before any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 1.05% for the MetLife Conservative Allocation Portfolio, 1.02% for the MetLife Conservative to Moderate Allocation Portfolio, 1.07% for the MetLife Moderate Allocation Portfolio, 1.11% for the MetLife Moderate to Aggressive Allocation Portfolio and 1.18% for the MetLife Aggressive Allocation Portfolio. Contract Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolios. A Contract Owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by MetLife Advisers, LLC. (See the fund prospectus for a description of each Portfolio's target allocation.)

(16.) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit net total annual operating expenses of the Portfolio to 0.10%, excluding 12b-1 fees.

EXAMPLE

The example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. The example does not represent past or future expenses. Your actual expenses may be more or less than those shown.

The example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example reflects the annual Contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the example is based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and does not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The example assumes you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. Your actual expenses will be less than those shown if you do not elect all of the available optional benefits. The GMAB and the GMWB cannot both be elected.

This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit for Life (assuming the maximum 1.50% charge applies in all Contract Years).


                                     IF CONTRACT IS SURRENDERED AT THE
                                   -------------------------------------     IF CONTRACT IS NOT SURRENDERED OR
                                              END OF PERIOD                   ANNUITIZED AT THE END OF PERIOD
                                                  SHOWN:                                   SHOWN:
                                            -----------------              -------------------------------------
FUNDING OPTION                     1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------                     ------   -------   -------   --------   ------   -------   -------   --------


Underlying Fund with Maximum
  Total Annual Operating
  Expenses.......................  $1,208    $2,185    $2,982    $4,886     $488     $1,465    $2,442    $4,886
Underlying Fund with Minimum
  Total Annual Operating
  Expenses.......................  $1,155    $1,797    $2,353    $3,722     $355     $1,077    $1,813    $3,722
                                   ------    ------    ------    ------     ----     ------    ------    ------



                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

See Appendices A and B.

                              THE ANNUITY CONTRACT

--------------------------------------------------------------------------------

Portfolio Architect Plus Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many Contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments and any associated Purchase Payment Credits, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you.


                                                          MAXIMUM AGE BASED ON THE OLDER OF THE OWNER AND
            DEATH BENEFIT/OPTIONAL FEATURE                         ANNUITANT ON THE CONTRACT DATE
------------------------------------------------------    -----------------------------------------------


Standard Death Benefit                                                           80
Annual Step Up Death Benefit                                                     79
Roll-Up Death Benefit                                                            75
Enhanced Stepped-Up Provision (E.S.P.)                                           75


Since optional death benefits carry higher charges, you should consider the ages of the owner and Annuitant when electing these benefits, as the additional value provided by the benefit may be significantly reduced or eliminated depending on the ages of the owner and Annuitant at the time of election.

Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits. You should consult with your tax adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-874-1225.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional Purchase Payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Initial Purchase Payments plus the total of any subsequent Purchase Payments may total more than $1,000,000 only with our prior consent. Where permitted by law, we may restrict Purchase Payments into the Fixed Account whenever the current credited interest rate for the Fixed Account is equal to the minimum guaranteed rate specified in your Contract.

We accept Purchase Payments made by check or cashier's check. We do not accept cash, money orders or traveler's checks. We reserve the right to refuse Purchase Payments made via a personal check in excess of $100,000. Purchase Payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a Purchase Payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.")

We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information.

We will credit any subsequent Purchase Payment to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

PURCHASE PAYMENT CREDITS

For contracts issued prior to April 1, 2004, between May 1, 2004 and May 31, 2004, between September 1, 2004 and September 19, 2004, and on or after June 10, 2006, for each Purchase Payment you make, we will add a credit to your Contract Value whenever the greater age of the Contract Owner or Annuitant is 80 or less at the time the Purchase Payment is received. The credit will equal 4.5% of the Purchase Payment.

For contracts issued between April 1, 2004 and April 30, 2004, between June 1, 2004 and August 31, 2004, and between September 20, 2004 and June 9, 2006, for each Purchase Payment you make, we will add a credit to your Contract Value whenever the greater age of the Contract Owner or Annuitant is 80 or less at the time the Purchase Payment is received. This credit will equal 6.0% of the Purchase Payment.

We reserve the right to change or rescind the Purchase Payment Credit increase for contracts issued on or after March 31, 2007.

We will apply the Purchase Payment Credit to the funding options in the same ratio as the applicable Purchase Payment.

We will deduct the Purchase Payment Credit associated with any Purchase Payment from any proceeds paid if:

     (a)  you return your Contract during the right to return period;

     (b) you (or the Annuitant, with no Contingent Annuitant surviving) die during the 12 months following the application of the Purchase Payment Credit; or

     (c) you surrender or terminate your Contract during the 12 months following the application of the Purchase Payment Credit.

Currently, we do not deduct the credit from refunds made under (b) or (c) for Purchase Payment Credits added to your Contract Value, but we reserve the right to do so, subject to any necessary regulatory approval. When a Purchase Payment Credit is deducted from a refund amount as described above, the amount we return to you will include any investment gains on the credit. HOWEVER, IF YOU HAVE INVESTMENT LOSSES ON THE CREDIT, WE WILL RECOVER THE ORIGINAL AMOUNT OF THE CREDIT. Additionally, if a Purchase Payment Credit is deducted from a refund amount, no withdrawal charge will be assessed on that Purchase Payment Credit. We will not recapture Purchase Payment Credits from any partial withdrawal. The Code generally requires that interests in a Qualified Contract be nonforfeitable, and it is unclear whether a deduction of Purchase Payment Credits is consistent with those requirements. Please consult a tax advisor.

You should know that over time, particularly in a positive market, the costs associated with the Purchase Payment Credits may exceed the sum of the Purchase Payment Credits and related earnings. You should consider this possibility before purchasing the Contract.

Purchase Payment Credits may not be included in your Remaining Benefit Base under GMWB. Please refer to the description of GMWB for more information. Purchase Payment Credits are not included in your Base Calculation Amount under the GMAB. Please refer to the description of GMAB for more information.

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each Variable Funding Option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment or transfer request (or, liquidate for a withdrawal request) is determined by dividing the amount directed to each Variable Funding Option (or, taken from each Variable Funding Option) by the value of its Accumulation Unit. Normally, we calculate the value of an Accumulation Unit for each Variable Funding Option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. From time to time we may make new Variable Funding Options available. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are only offered through variable annuity contracts, variable life insurance policies, and in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund.

We select the Underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Underlying Fund's adviser or subadviser is one of our affiliates or whether the Underlying Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. For additional information on these arrangements, see "Payments We Receive." We review the Underlying Funds periodically and may remove an Underlying Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from Contract Owners. In some cases, we have included Underlying Funds based on recommendations made by broker-dealer firms. When the Company develops a variable annuity product in cooperation with a fund family or distributor (e.g. a "private label" product) the Company will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR UNDERLYING FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE UNDERLYING FUNDS YOU HAVE CHOSEN.

If investment in the Underlying Funds or a particular Underlying Fund is no longer possible, in our judgment becomes inappropriate for purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Underlying Fund or Underlying Funds without your consent. The substituted Underlying Fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Underlying Funds to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion.

In certain circumstances, the Company's ability to remove or replace an Underlying Fund may be limited by the terms of a five-year agreement between MetLife, Inc. (MetLife) and Legg Mason, Inc. (Legg Mason) relating to the use of certain Underlying Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which the Company can remove an Underlying Fund, which, in some cases, may differ from the Company's own selection criteria. In addition, during the term of the agreement, subject to the Company's fiduciary and other legal duties, the Company is generally obligated in the first instance to consider Underlying Funds advised by Legg Mason affiliates in seeking to make a substitution for an Underlying Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. (Citigroup) as part of MetLife's acquisition of The Travelers Insurance Company (now MetLife Insurance Company of Connecticut) and The Travelers Life and Annuity Company (now MetLife Life and Annuity Company of Connecticut) from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason. The agreement also obligates Legg Mason to continue making payments to the Company with respect to Underlying Funds advised by Legg Mason affiliates, on the same terms provided for in administrative services agreements between Citigroup's asset management affiliates and the Travelers insurance companies that predated the acquisition.

PAYMENTS WE RECEIVE. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC, and Met Investors Advisory LLC) or subadviser of an Underlying Fund, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Underlying Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Underlying Fund assets. Contract Owners, through their indirect investment in the Underlying Funds, bear the costs of these advisory fees (see the Underlying Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Underlying Funds attributable to the Contracts and certain other variable insurance products that the Company and its affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay the Company more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of an Underlying Fund or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

The Company and/or certain of its affiliated insurance companies have joint ownership interests in its affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are formed as "limited liability companies." The Company's ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Underlying Fund. The Company will benefit accordingly from assets allocated to the Underlying Funds to the extent they result in profits to the advisers. (See "Fee
Table -- Underlying Fund Fees and Expenses" for information on the management fees paid by the Underlying Funds and the Statement of Additional Information for the Underlying Funds for information on the management fees paid by the advisers to the subadvisers.)

Certain Underlying Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Underlying Fund's 12b-1 Plan, if any, is described in more detail in the Underlying Fund's prospectus. (See "Fee
Table -- Underlying Fund Fees and Expenses" and "Other
Information -- Distribution of Variable Annuity Contracts.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Underlying Fund's 12b-1 Plan decrease the Underlying Fund's investment return.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution of the Variable Annuity Contracts").

Each Underlying Fund has different investment objectives and risks. The Underlying Fund prospectuses contain more detailed information on each Underlying Fund's investment strategy, investment advisers and its fees. You may obtain an Underlying Fund prospectus by calling 1-800-874-1225 or through your registered representative. We do not guarantee the investment results of the Underlying Funds.

The current Underlying Funds are listed below, along with their investment advisers and any subadviser:


             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------


AMERICAN FUNDS INSURANCE
  SERIES -- CLASS 2
  American Funds Global Growth     Seeks capital appreciation         Capital Research and Management
     Fund                          through stocks.                    Company
  American Funds Growth Fund       Seeks capital appreciation         Capital Research and Management
                                   through stocks.                    Company
  American Funds Growth-Income     Seeks both capital appreciation    Capital Research and Management
     Fund                          and income.                        Company
DREYFUS VARIABLE INVESTMENT
  FUND -- INITIAL SHARES
  Dreyfus Variable Investment      Seeks long-term capital growth     The Dreyfus Corporation
     Fund Appreciation Portfolio   consistent with the preservation   Subadviser: Fayez Sarofim & Co.
                                   of capital. Its secondary goal is
                                   current income.
  Dreyfus Variable Investment      Seeks capital growth.              The Dreyfus Corporation
     Fund Developing Leaders
     Portfolio
FIDELITY VARIABLE INSURANCE
  PRODUCTS -- SERVICE CLASS 2
  VIP Contrafund(R) Portfolio      Seeks long-term capital            Fidelity Management & Research
                                   appreciation.                      Company
  VIP Dynamic Capital              Seeks capital appreciation.        Fidelity Management & Research
     Appreciation Portfolio(+)                                        Company
  VIP Mid Cap Portfolio            Seeks long-term growth of          Fidelity Management & Research
                                   capital.                           Company
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS
  TRUST -- CLASS 2
  Templeton Developing Markets     Seeks long-term capital            Templeton Asset Management Ltd.
     Securities Fund               appreciation.
  Templeton Foreign Securities     Seeks long-term capital growth.    Templeton Investment Counsel, LLC
     Fund                                                             Subadviser: Franklin Templeton
                                                                      Investment Management Limited
JANUS ASPEN SERIES -- SERVICE
  SHARES
  Global Life Sciences             Seeks long-term growth of          Janus Capital Management LLC
     Portfolio(+)                  capital.
  Global Technology Portfolio      Seeks long-term capital growth.    Janus Capital Management LLC
  Worldwide Growth Portfolio(+)    Seeks long-term growth of capital  Janus Capital Management LLC in a manner consistent with the
                                   preservation of capital.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
  Legg Mason Partners Variable     Seeks capital appreciation.        Legg Mason Partners Fund Advisor,
     Aggressive Growth                                                LLC
     Portfolio -- Class I                                             Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks long-term appreciation of    Legg Mason Partners Fund Advisor,
     Appreciation                  capital.                           LLC
     Portfolio -- Class I                                             Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks investment results that,     Legg Mason Partners Fund Advisor,
     Equity Index                  before expenses, correspond to     LLC
     Portfolio -- Class II         the price and yield performance    Subadviser: Batterymarch
                                   of the S&P 500 Index.              Financial Management, Inc.
  Legg Mason Partners Variable     Seeks long-term capital growth.    Legg Mason Partners Fund Advisor,
     Fundamental Value             Current income is a secondary      LLC
     Portfolio -- Class I          consideration.                     Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks long-term growth of          Legg Mason Partners Fund Advisor,
     Investors Portfolio -- Class  capital. Current income is a       LLC
     I                             secondary objective.               Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks long-term growth of          Legg Mason Partners Fund Advisor,
     Large Cap Growth              capital.                           LLC
     Portfolio -- Class I                                             Subadviser: Legg Mason Investment
                                                                      Counsel, LLC
  Legg Mason Partners Variable     Seeks long term growth of          Legg Mason Partners Fund Advisor,
     Small Cap Growth              capital.                           LLC
     Portfolio -- Class I                                             Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks long-term capital            Legg Mason Partners Fund Advisor,
     Social Awareness Portfolio    appreciation and retention of net  LLC
                                   investment income.                 Subadviser: Legg Mason Investment
                                                                      Counsel, LLC
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST
  Legg Mason Partners Variable     Seeks to provide high current      Legg Mason Partners Fund Advisor,
     Adjustable Rate Income        income and to limit the degree of  LLC
     Portfolio                     fluctuation of its net asset       Subadviser: Western Asset
                                   value resulting from movements in  Management Company
                                   interest rates.
MET INVESTORS SERIES TRUST
  Batterymarch Mid-Cap Stock       Seeks growth of capital.           Met Investors Advisory LLC
     Portfolio -- Class A                                             Subadviser: Batterymarch
                                                                      Financial Management, Inc.
  BlackRock High Yield             Seeks to maximize total return,    Met Investors Advisory LLC
     Portfolio -- Class A          consistent with income generation  Subadviser: BlackRock Financial
                                   and prudent investment             Management, Inc.
                                   management.
  BlackRock Large-Cap Core         Seeks long-term capital growth.    Met Investors Advisory LLC
     Portfolio -- Class E                                             Subadviser: BlackRock Advisors,
                                                                      LLC

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

  Dreman Small-Cap Value           Seeks capital appreciation.        Met Investors Advisory LLC
     Portfolio -- Class A                                             Subadviser: Dreman Value
                                                                      Management, LLC
  Harris Oakmark International     Seeks long-term capital            Met Investors Advisory LLC
     Portfolio -- Class A          appreciation.                      Subadviser: Harris Associates
                                                                      L.P.
  Janus Forty Portfolio -- Class   Seeks capital appreciation.        Met Investors Advisory LLC
     A                                                                Subadviser: Janus Capital
                                                                      Management LLC
  Lazard Mid-Cap                   Seeks long-term growth of          Met Investors Advisory LLC
     Portfolio -- Class B          capital.                           Subadviser: Lazard Asset
                                                                      Management LLC
  Legg Mason Partners Managed      Seeks high total return.           Met Investors Advisory LLC
     Assets Portfolio -- Class A                                      Subadvisers: Batterymarch
                                                                      Financial Management, Inc.;
                                                                      ClearBridge Advisors, LLC; Legg
                                                                      Mason Global Asset Allocation
                                                                      LLC; and Western Asset Management
                                                                      Company
  Lord Abbett Bond Debenture       Seeks to provide high current      Met Investors Advisory LLC
     Portfolio -- Class A          income and the opportunity for     Subadviser: Lord, Abbett & Co.
                                   capital appreciation to produce a  LLC
                                   high total return.
  Lord Abbett Growth and Income    Seeks long-term growth of capital  Met Investors Advisory LLC
     Portfolio -- Class B          and current income without         Subadviser: Lord, Abbett & Co.
                                   excessive fluctuations in the      LLC
                                   market value.
  Lord Abbett Mid-Cap Value        Seeks capital appreciation         Met Investors Advisory LLC
     Portfolio -- Class B          through investments primarily in   Subadviser: Lord, Abbett & Co.
                                   equity securities which are        LLC
                                   believed to be undervalued in the
                                   marketplace.
  Met/AIM Capital Appreciation     Seeks capital appreciation.        Met Investors Advisory LLC
     Portfolio -- Class A                                             Subadviser: A I M Capital
                                                                      Management, Inc.
  Met/AIM Small Cap Growth         Seeks long-term growth of          Met Investors Advisory LLC
     Portfolio -- Class A          capital.                           Subadviser: A I M Capital
                                                                      Management, Inc.
  MFS(R) Research International    Seeks capital appreciation.        Met Investors Advisory LLC
     Portfolio -- Class B(+)                                          Subadviser: Massachusetts
                                                                      Financial Services Company
  MFS(R) Value Portfolio -- Class  Seeks capital appreciation and     Met Investors Advisory LLC
     A                             reasonable income.                 Subadviser: Massachusetts
                                                                      Financial Services Company
  Neuberger Berman Real Estate     Seeks to provide total return      Met Investors Advisory LLC
     Portfolio -- Class A          through investment in real estate  Subadviser: Neuberger Berman
                                   securities, emphasizing both       Management Inc.
                                   capital appreciation and current
                                   income.
  PIMCO Inflation Protected Bond   Seeks to provide maximum real      Met Investors Advisory LLC
     Portfolio -- Class A          return, consistent with            Subadviser: Pacific Investment
                                   preservation of capital and        Management Company LLC
                                   prudent investment management.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

  Pioneer Fund Portfolio -- Class  Seeks reasonable income and        Met Investors Advisory LLC
     A                             capital growth.                    Subadviser: Pioneer Investment
                                                                      Management, Inc.
  Pioneer Strategic Income         Seeks a high level of current      Met Investors Advisory LLC
     Portfolio -- Class A          income.                            Subadviser: Pioneer Investment
                                                                      Management, Inc.
  Third Avenue Small Cap Value     Seeks long-term capital            Met Investors Advisory LLC
     Portfolio -- Class B          appreciation.                      Subadviser: Third Avenue
                                                                      Management LLC
METROPOLITAN SERIES FUND, INC.
  BlackRock Aggressive Growth      Seeks maximum capital              MetLife Advisers, LLC
     Portfolio -- Class D          appreciation.                      Subadviser: BlackRock Advisors,
                                                                      LLC
  BlackRock Bond Income            Seeks competitive total return     MetLife Advisers, LLC
     Portfolio -- Class A          primarily from investing in        Subadviser: BlackRock Advisors,
                                   fixed-income securities.           LLC
  BlackRock Money Market           Seeks a high level of current      MetLife Advisers, LLC
     Portfolio -- Class A          income consistent with             Subadviser: BlackRock Advisors,
                                   preservation of capital.           LLC
  FI Large Cap Portfolio -- Class  Seeks long-term growth of          MetLife Advisers, LLC
     A                             capital.                           Subadviser: Fidelity Management &
                                                                      Research Company
  FI Value Leaders                 Seeks long-term growth of          MetLife Advisers, LLC
     Portfolio -- Class D          capital.                           Subadviser: Fidelity Management &
                                                                      Research Company
  MetLife Aggressive Allocation    Seeks growth of capital.           MetLife Advisers, LLC
     Portfolio -- Class B
  MetLife Conservative Allocation  Seeks high level of current        MetLife Advisers, LLC
     Portfolio -- Class B          income, with growth of capital as
                                   a secondary objective.
  MetLife Conservative to          Seeks high total return in the     MetLife Advisers, LLC
     Moderate Allocation           form of income and growth of
     Portfolio -- Class B          capital, with a greater emphasis
                                   on income.
  MetLife Moderate Allocation      Seeks a balance between a high     MetLife Advisers, LLC
     Portfolio -- Class B          level of current income and
                                   growth of capital, with a greater
                                   emphasis on growth of capital.
  MetLife Moderate to Aggressive   Seeks growth of capital.           MetLife Advisers, LLC
     Allocation
     Portfolio -- Class B
  MFS(R) Total Return              Seeks a favorable total return     MetLife Advisers, LLC
     Portfolio -- Class F          through investment in a            Subadviser: Massachusetts
                                   diversified portfolio.             Financial Services Company
  Oppenheimer Global Equity        Seeks capital appreciation.        MetLife Advisers, LLC
     Portfolio -- Class B                                             Subadviser: OppenheimerFunds,
                                                                      Inc.
  T. Rowe Price Large Cap Growth   Seeks long-term growth of capital  MetLife Advisers, LLC
     Portfolio -- Class B(+)       and, secondarily, dividend         Subadviser: T. Rowe Price
                                   income.                            Associates, Inc.
  Western Asset Management U.S.    Seeks to maximize total return     MetLife Advisers, LLC
     Government                    consistent with preservation of    Subadviser: Western Asset
     Portfolio -- Class A          capital and maintenance of         Management Company
                                   liquidity.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE CLASS
  Total Return Portfolio           Seeks maximum total return,        Pacific Investment Management
                                   consistent with preservation of    Company LLC
                                   capital and prudent investment
                                   management.
VAN KAMPEN LIFE INVESTMENT
  TRUST -- CLASS II
  Comstock Portfolio               Seeks capital growth and income    Van Kampen Asset Management
                                   through investments in equity
                                   securities, including common
                                   stocks, preferred stocks and
                                   securities convertible into
                                   common and preferred stocks.
  Enterprise Portfolio(+)          Seeks capital appreciation         Van Kampen Asset Management
                                   through investments in securities
                                   believed by the portfolio's
                                   investment adviser to have above-
                                   average potential for capital
                                   appreciation.


---------
+ Not available under all contracts. Availability depends on contract issue date.

      Certain closed Variable Funding Options have been subject to a merger, substitution or other change. Please see Appendix C for more information.

                                  FIXED ACCOUNT

--------------------------------------------------------------------------------

We may offer our Fixed Account as a funding option. Please refer to your Contract and Appendix D for more information.

                             CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Contracts

     - the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

     - the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)

     - administration of the annuity options available under the Contracts and

     -    the distribution of various reports to Contract Owners

Costs and expenses we incur include:

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts

     - sales and marketing expenses including commission payments to your registered representative and

     -    other costs of doing business

Risks we assume include:

     - that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

     - that the amount of the death benefit will be greater than the Contract Value and

     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments and any associated Purchase Payment Credits are withdrawn before they have been in the Contract for nine years. We will assess the charge as a percentage of the Purchase Payment and any associated Purchase Payment Credits withdrawn as follows:


     YEARS SINCE PURCHASE PAYMENT MADE
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                3 years               8%
         3 years                4 years               7%
         4 years                5 years               6%
         5 years                6 years               5%
         6 years                7 years               4%
         7 years                8 years               3%
         8 years                9 years               2%
        9 years+                                      0%


For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

     (a) any Purchase Payment and any associated Purchase Payment Credits to which no withdrawal charge applies, then

     (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

     (c) any remaining Purchase Payment and any associated Purchase Payment Credits to which a withdrawal charge applies (on a first-in, first-out basis), then

     (d)  any Contract earnings

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if Purchase Payments and associated credits are distributed:

     - due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving) or

     -    under the Managed Distribution Program or

     -    under the Nursing Home Confinement provision (as described in Appendix
          E)

FREE WITHDRAWAL ALLOWANCE

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually, without a withdrawal charge. We calculate the available withdrawal amount as of the end of the previous Contract Year. If you have Purchase Payments, and any associated Purchase Payment Credits, that are no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance or (b) the total amount of Purchase Payments, and any associated Purchase Payment Credits, no longer subject to a withdrawal charge. Any free withdrawal taken will reduce Purchase Payments , and any associated Purchase Payment Credits no longer subject to a withdrawal charge. The free withdrawal allowance applies to any partial or full withdrawal. The free withdrawal allowance is not cumulative from year to year.

Any withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty may be assessed on any withdrawal if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of a withdrawal.

TRANSFER CHARGE

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $40 annual Contract administrative charge and the administrative expense charge. The annual Contract administrative charge will be deducted on a pro rata basis from amounts allocated to the Variable Funding Options. We will deduct the annual Contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract. We will prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a Contract administrative charge from the Fixed Account or:

     (1)  from the distribution of death proceeds;

     (2)  after an annuity payout has begun; or

     (3) if the Contract Value on the date of assessment equals or is greater than $100,000.

We deduct the administrative expense charge (sometimes called "Subaccount administrative charge") on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our Accumulation and Annuity Unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts held in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. If you choose the Standard Death Benefit, the M&E charge equals 1.40% annually. If you choose the Annual Step-Up Death Benefit, the M&E charge is 1.55% annually. If you choose the Roll-Up Death Benefit, the M&E charge is 1.75% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected, there is a maximum charge of 8% of the amounts withdrawn. This charge is not assessed during the accumulation phase.

We will assess the charge as a percentage of the total benefit received as follows:


   YEARS SINCE INITIAL PURCHASE PAYMENT
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                3 years               8%
         3 years                4 years               7%
         4 years                5 years               6%
         5 years                6 years               5%
         6 years                7 years               4%
         7 years                8 years               3%
         8 years                9 years               2%
        9 years+                                      0%


Please refer to "Payment Options" for a description of this benefit.

ENHANCED STEPPED-UP PROVISION CHARGE

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.20% of the amounts held in each funding option. The E.S.P. option is available if the owner and Annuitant are both age 75 or younger on the Contract Date.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE

If you elect to add a GMWB rider to your Contract, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge depends on which GWMB rider you select. The current charge for each rider is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

GUARANTEED MINIMUM ACCUMULATION BENEFIT CHARGE

If the GMAB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.50% of the amounts held in each funding option.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 3.5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS

--------------------------------------------------------------------------------

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request, which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Underlying Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Underlying Fund and the reflection of that change in the Underlying Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the Underlying Funds and may disrupt Underlying Fund management strategy, requiring an Underlying Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Underlying Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Underlying Funds, i.e., American Funds Global Growth Fund, Dreyfus VIF Developing Leaders Portfolio, Templeton Developing Markets Securities Fund, Templeton Foreign Securities Fund, Janus Aspen Series Global Technology Portfolio, Janus Aspen Series Worldwide Growth Portfolio, Legg Mason Partners Variable Small Cap Growth Portfolio, BlackRock High Yield Portfolio, Dreman Small-Cap Value Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, MFS(R) Research International Portfolio, Pioneer Strategic Income Portfolio, Third Avenue Small Cap Value Portfolio, and Oppenheimer Global Equity Portfolio, (the "Monitored Portfolios"), and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we treat all American Fund Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer $activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days, or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.

We do not believe that other Underlying Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Underlying Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Underlying Funds, we rely on the Underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds Distributors, Inc. ("American Funds Distributors") requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds Distributors requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; a second violation will result in the imposition of the transfer restrictions described below. Also, as Monitored Portfolios, our current market timing and excessive trading policies and procedures also will apply to American Funds portfolios, and transfer restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Contracts, we will exercise our contractual right to restrict your number of transfers to one every six months. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

     - reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Owner, or

     - reject the transfer or exchange instructions of individual Owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Underlying Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate market timing in any Underlying Fund and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Underlying Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds, we have entered into a written agreement, as required by SEC regulation, with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.

In addition, Contract Owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the Underlying Funds generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Underlying Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Underlying Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Underlying Funds. If an Underlying Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Underlying Fund prospectuses for more details.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA Program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under a 6 Month, 12 Month or 24 Month Special DCA Program. The programs may have different credited interest rates. We must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Under each program, the interest will accrue only on the remaining amounts in the Special DCA Program. For example, under the 12 Month program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete program enrollment instructions within 15 days of receipt of the initial program Purchase Payment, the entire balance in the program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for funds.

You may only have one DCA Program or Special DCA Program in place at one time.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not available as a funding option, you may still participate in the DCA Program.

                              ACCESS TO YOUR MONEY

--------------------------------------------------------------------------------

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge, and any premium tax not previously deducted. Unless you submit a Written Request specifying the Fixed Account or the Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

We may withhold payment of surrender, withdrawal, or loan proceeds if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Contract Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless you are (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax adviser before making a withdrawal from your Contract.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals upon 30 days' written notice to Contract Owners (where allowed by state law). There is currently no additional fee for electing systematic withdrawals.

Each systematic withdrawal is subject to federal income taxes on the taxable portion and may be subject to Contract charges. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

MANAGED DISTRIBUTION PROGRAM. Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 70 1/2. (See "Federal Tax Considerations".) These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program.

                              OWNERSHIP PROVISIONS

--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership or make additional Purchase Payments.

Joint Owner. For Non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

Contingent Annuitant. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living:

     -    the death benefit will not be payable upon the Annuitant's death

     -    the Contingent Annuitant becomes the Annuitant

     -    all other rights and benefits will continue in effect

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

                                  DEATH BENEFIT

--------------------------------------------------------------------------------

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. At purchase, you elect the Standard Death Benefit, the Step-Up Benefit (also referred to as the "Annual Step-Up") or the Roll-Up Benefit. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance ("Death Report Date").

Three different types of death benefits are available under the Contract prior to the Maturity Date:

     -    Standard Death Benefit

     -    Annual Step-Up Death Benefit

     -    Roll-Up Death Benefit

The Annual Step-Up and Roll-Up Death Benefits may not be available in all jurisdictions. There are age restrictions on certain death benefits (see The Annuity Contract section).

Note: If the owner dies before the Annuitant, the death benefit is recalculated, replacing all references to "Annuitant" with "owner."

DEATH PROCEEDS BEFORE THE MATURITY DATE

STANDARD DEATH BENEFIT: We will pay the beneficiary an amount equal to the greater of (1) or (2) below, each reduced by any applicable premium tax not previously deducted:

     (1)  your Contract Value on the Death Report Date, or

     (2)  your Adjusted Purchase Payment, described below*

ANNUAL STEP-UP DEATH BENEFIT

We will pay the beneficiary an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax not previously deducted:

     (1)  your Contract Value on the Death Report Date,

     (2)  your Adjusted Purchase Payment described below* or

     (3)  the Step-Up Value, if any, as described below

ROLL-UP DEATH BENEFIT



--------------------------------------------------------------------------------------
If the Annuitant dies before
age 80, the death benefit will
be the greatest of:                 -  the Contract Value on the Death Report Date
                                    -  your adjusted Purchase Payment, described
                                       below*
                                    -  the Step-Up Value, if any, described below or
                                    -  the Roll-Up Death Benefit Value, described
                                       below; or
--------------------------------------------------------------------------------------
If the Annuitant dies on or
after age 80, the death benefit
will be the greatest of:            -  the Contract Value on the Death Report Date
                                    -  your adjusted Purchase Payment, described
                                       below*;
                                    -  the Step-Up Value, if any, as described below
                                       or
                                    -  the Roll-Up Death Benefit Value, described
                                       below, on the Annuitant's 80th birthday, plus
                                       any additional Purchase Payments and minus any
                                       partial surrender reductions (as described
                                       below) that occur after the Annuitant's 80th
                                       birthday
--------------------------------------------------------------------------------------


* If you have elected a GMWB Rider (Principal Guarantee) your adjusted Purchase Payment will NOT be calculated as described below but will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date you purchase the rider.

ADJUSTED PURCHASE PAYMENT. The initial Adjusted Purchase Payment is equal to the initial Purchase Payment. Whenever an additional Purchase Payment is made, the Adjusted Purchase Payment is increased by the amount of the Purchase Payment. Whenever a partial surrender is taken, the Adjusted Purchase Payment is reduced by a Partial Surrender Reduction, described below. Purchase Payment Credits are not considered Purchase Payments for the purposes of this calculation.

STEP-UP VALUE

The Step-Up Value will initially equal the Contract Value on the first Contract Date anniversary less any Purchase Payment Credits applied within the last 12 months. On each subsequent Contract Date anniversary that occurs before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value less any Purchase Payment Credits applied within 12 months is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value less any Purchase Payment Credits applied within the last 12 months. If the Step-Up Value is greater than the Contract Value less any Purchase Payment Credits applied within the last 12 months, the Step-Up Value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up Value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a Partial Surrender Reduction as described below. The only changes made to the Step-Up Value on or after the Annuitant's 80th birthday will be those related to additional Purchase Payments or withdrawals as described below.

ROLL-UP DEATH BENEFIT VALUE

On the Contract Date, the Roll-Up Death Benefit Value is equal to the Purchase Payment. Purchase Payment Credits are not considered Purchase Payments. On each Contract Date anniversary, the Roll-Up Death Benefit Value will be recalculated to equal a) plus b) minus c), increased by 5%, where:

     (a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

     (b)  is any Purchase Payment made during the previous Contract Year

     (c) is any Partial Surrender Reduction (as described below) during the previous Contract Year.

On dates other than the Contract Date anniversary, the Roll-Up Death Benefit Value will equal a) plus b) minus c) where:

     (a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

     (b) is any Purchase Payment made since the previous Contract Date anniversary

     (c) is any Partial Surrender Reduction (as described below) since the previous Contract Date anniversary

The maximum Roll-Up Death Benefit equals 200% of the difference between all Purchase Payments and all partial surrender reductions** (as described below).

** Your Roll-Up Death Benefit will be subjected to the partial surrender reduction below even if you have elected the GMWB Rider (Principal Guarantee).

PARTIAL SURRENDER REDUCTIONS.

ADJUSTED PURCHASE PAYMENT: The Partial Surrender Reduction equals (1) the adjusted Purchase Payment in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender less any Purchase Payment Credits applied within 12 months of the surrender.

For example, assume your current Contract Value is $55,000. If your current adjusted Purchase Payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the adjusted Purchase Payment as follows:

           $50,000 x ($10,000/55,000) = $9,090

Your new adjusted Purchase Payment would be $50,000-$9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current Adjusted Purchase Payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the adjusted Purchase Payment as follows:

           $50,000 x ($10,000/$30,000) = $16,666

Your new adjusted Purchase Payment would be $50,000-$16,666, or $33,334.

STEP-UP AND ROLL-UP VALUE: The Partial Surrender Reduction equals (1) the death benefit value (Step-Up or Roll-Up Value) in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender less any Purchase Payment Credits applied within 12 months of the surrender.

For example, assume your current Contract Value is $55,000. If your current Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

           $50,000 x ($10,000/$55,000) = $9,090

Your new Step-Up Value would be $50,000-$9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

           $50,000 x ($10,000/$30,000) = $16,666

Your new Step-Up Value would be $50,000-$16,666, or $33,334.

ENHANCED STEPPED-UP PROVISION ("E.S.P.")

THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are received both after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

THE INITIAL MODIFIED PURCHASE PAYMENT is equal to the Contract Value as of the rider effective date. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

           $50,000 x ($10,000/$55,000) = $9,090

You new modified Purchase Payment would be $50,000-$9,090 = $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

           $50,000 x ($10,000/$30,000) = $16,666

Your new modified Purchase Payment would be $50,000-$16,666 = $33,334.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NON-QUALIFIED CONTRACTS


---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

OWNER (WHO IS NOT THE         The beneficiary (ies), or if   Unless the beneficiary         Yes
ANNUITANT) (WITH NO JOINT     none, to the Contract          elects to continue the
OWNER)                        Owner's estate.                Contract rather than receive
                                                             the distribution.
---------------------------------------------------------------------------------------------------------------
OWNER (WHO IS THE ANNUITANT)  The beneficiary (ies), or if   Unless the beneficiary         Yes
(WITH NO JOINT OWNER)         none, to the Contract          elects to continue the
                              Owner's estate.                Contract rather than receive
                                                             the distribution.
---------------------------------------------------------------------------------------------------------------
NON-SPOUSAL JOINT OWNER (WHO  The surviving joint owner.                                    Yes
IS NOT THE ANNUITANT)
---------------------------------------------------------------------------------------------------------------
NON-SPOUSAL JOINT OWNER (WHO  The beneficiary (ies), or if   Unless the beneficiary         Yes
IS THE ANNUITANT)             none, to the surviving joint   elects to continue the
                              owner.                         Contract rather than receive
                                                             the distribution.
---------------------------------------------------------------------------------------------------------------
SPOUSAL JOINT OWNER (WHO IS   The surviving joint owner.     Unless the spouse elects to    Yes
NOT THE ANNUITANT)                                           continue the Contract.
---------------------------------------------------------------------------------------------------------------
SPOUSAL JOINT OWNER (WHO IS   The beneficiary (ies), or if   Unless the spouse elects to    Yes
THE ANNUITANT)                none, to the surviving joint   continue the Contract.
                              owner.
                                                             A spouse who is not the
                                                             beneficiary may decline to
                                                             continue the Contract the
                                                             proceeds and instruct the
                                                             company to pay the
                                                             beneficiary who may elect to
                                                             continue the Contract.
---------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS NOT THE     The beneficiary (ies), or if   Unless the beneficiary         Yes
CONTRACT OWNER)               none, to the Contract Owner    elects to continue the
                                                             Contract rather than receive
                                                             the distribution.
                                                             Or unless, there is a
                                                             Contingent Annuitant, then,
                                                             the Contingent Annuitant
                                                             becomes the Annuitant and
                                                             the Contract continues in
                                                             effect (generally using the
                                                             original Maturity Date). The
                                                             proceeds will then be paid
                                                             upon the death of the
                                                             Contingent Annuitant or
                                                             owner
---------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS THE         See death of "owner who is                                    Yes
CONTRACT OWNER)               the Annuitant" above.
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

ANNUITANT (WHERE OWNER IS A   The beneficiary(ies) (or if                                   Yes (Death of
NONNATURAL ENTITY/TRUST)      none, to the owner.                                           Annuitant is
                                                                                            treated as death
                                                                                            of the owner in
                                                                                            these
                                                                                            circumstances.)
---------------------------------------------------------------------------------------------------------------
CONTINGENT ANNUITANT          No death proceeds are                                         N/A
(ASSUMING ANNUITANT IS STILL  payable; Contract continues.
ALIVE)
---------------------------------------------------------------------------------------------------------------
BENEFICIARY                   No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY        No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------


                               QUALIFIED CONTRACTS


---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

OWNER/ANNUITANT               The beneficiary (ies), or if   Unless the beneficiary         Yes
                              none, to the Contract          elects to continue the
                              Owner's estate.                Contract rather than receive
                                                             a distribution.
---------------------------------------------------------------------------------------------------------------
BENEFICIARY                   No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY        No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------


---------
* Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of contract proceeds within 5 years of death. For Qualified Contracts, if mandatory distributions have begun at the death of the Annuitant, the 5 year payout option is not available.

SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY -- DOES NOT APPLY IF A NON-SPOUSE IS A JOINT OWNER)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract as Contract Owner, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase payments and any associated credits made to the Contract after the Death Report Date will be subject to the withdrawal charge. All other Contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

Please note that spousal continuation will not satisfy required minimum distribution rules for Qualified Contracts other than IRAs. Please consult a tax advisor before electing this option.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

     -    transfer ownership

     -    take a loan

     -    make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. All other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

     - as a variable or fixed annuity for life or a period that does not exceed the beneficiary's life expectancy, or

     - under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(ies) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                                 LIVING BENEFITS

--------------------------------------------------------------------------------

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE")

For an additional charge, you may elect an optional rider for your Contract that provides a Guaranteed Minimum Withdrawal Benefit, or "GMWB". A GMWB rider is designed to protect your investment from poor market performance, as long as you do not withdraw more than a certain amount from your Contract each year.

AVAILABILITY AND ELIGIBILITY We offer different GMWB riders so that you can choose the level of benefits and costs that makes the most sense for you. This prospectus offers three different GMWB riders, and the availability of each depends on when you purchase your Contract and your state of residence. The three GMWB riders described in this prospectus are called "GMWB I", "GMWB II", and "GMWB III" ; we may refer to any one of these as GMWB. The availability of each rider is shown below.

                              AVAILABLE GMWB RIDERS


--------------------------------------------------------------------------------------------------------------
         NAME OF RIDER:                    GMWB I                    GMWB II                  GMWB III
--------------------------------------------------------------------------------------------------------------
ALSO CALLED:                         Principal Guarantee       Principal Guarantee       Principal Guarantee
                                                                                                Value
--------------------------------------------------------------------------------------------------------------
AVAILABILITY:                         Not available for       Available on or after     Available on or after
                                    purchase on or after        March 21, 2005 if         March 21, 2005 if
                                   March 21, 2005, unless    approved in your state    approved in your state
                                   GMWB II is not approved
                                        in your state
--------------------------------------------------------------------------------------------------------------


You may elect a GMWB rider only at the time of your initial purchase of the Contract. You may not elect a GMWB rider if you have also elected the GMAB rider offered under this Contract.

REMAINING BENEFIT BASE ("RBB") For all GMWB riders, the amount of your investment that is guaranteed is called the "remaining benefit base" or "RBB." Your initial RBB is equal to your initial Purchase Payment if you elect GMWB when you purchase your Contract. Your initial RBB does not include Purchase Payment Credits. The RBB is not a lump sum guarantee, rather, it is the amount that we guarantee to return to you through a series of payments that annually do not exceed a percentage of your RBB.

ANNUAL WITHDRAWAL BENEFIT ("AWB") The annual percentage of your RBB that is available for withdrawal is called the "annual withdrawal benefit" or "AWB". Each year you may take withdrawals that do not exceed your AWB until your RBB is depleted. Each year you may take your AWB monthly, annually, or on any payment schedule you request. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of, or none of, your AWB in any given year, your AWB in any subsequent year will not be increased. In that case you are choosing to deplete your RBB over a longer period of time.

The AWB is a percentage of your RBB and depends on which GMWB rider you select. Your initial AWB is calculated as a percentage of the RBB immediately before your first withdrawal:


--------------------------------------------------------------------------------------------------------------
                                           GMWB I                    GMWB II                  GMWB III
--------------------------------------------------------------------------------------------------------------
If you make your first                    5% of RBB                 5% of RBB                 5% of RBB
withdrawal before the 3rd
anniversary
after you purchase GMWB:
--------------------------------------------------------------------------------------------------------------
If you make your first                   10% of RBB                10% of RBB                 5% of RBB
withdrawal after the 3rd
anniversary after you purchase
GMWB:
--------------------------------------------------------------------------------------------------------------


ADDITIONAL PREMIUM Currently, additional Purchase Payments serve to increase your RBB and AWB. After each Purchase Payment your new RBB equals your RBB immediately prior to the Purchase Payment plus the dollar amount of the Purchase Payment, not including any Purchase Payment Credits. Your new AWB is equal to the AWB immediately prior to the Purchase Payment, plus a percentage of the Purchase Payment. We use the same percentage as that used to calculate your original AWB as shown above.

We reserve the right not to include additional Purchase Payments into the calculation of the RBB or AWB.

WITHDRAWALS When you make a withdrawal, your AWB remains the same as long as the sum of all of your withdrawals since the most recent anniversary of your purchase or reset of GMWB (or "GMWB Anniversary"), including the current withdrawal, does not exceed your AWB immediately prior to the current withdrawal. In such case your RBB is decreased to equal the RBB immediately prior to the withdrawal, less the dollar amount of the current withdrawal.

However, if you make a withdrawal so that the total of all your withdrawals since your GMWB anniversary, including the current withdrawal, exceeds your AWB immediately prior to the current withdrawal, we will recalculate both your RBB and AWB. The recalculation depends on which GMWB rider you select:

IF YOU SELECT GMWB II OR GMWB III:

     - To recalculate your RBB, we reduce your RBB by the greater of the dollar amount of your withdrawal, or a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal, minus any Purchase Payment Credits applied within 12 months of the withdrawal.

     - To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

IF YOU PURCHASED GMWB I:

     - To recalculate your RBB, we reduce your RBB by a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal, minus any Purchase Payment Credits applied within 12 months of the withdrawal.

     - To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

We will waive any surrender charge on amounts that you withdraw up to your AWB, or on amounts up to the amount withdrawn under our Managed Distribution Program, even if such annual amount withdrawn is greater than your free withdrawal allowance.

WITHDRAWAL EXAMPLES. The following examples are intended to illustrate the effect of withdrawals on your RBB and AWB, depending on which GMWB rider you select. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the Variable Funding Options selected by you. The example does not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties, but does reflect a 4.50% Purchase Payment Credit (see "The Annuity Contract -- Purchase Payment Credits"). Assume your initial RBB is $100,000, your age is less than 70, and you take a withdrawal of $10,000 after your first GMWB Anniversary:

                   WITHDRAWAL EXAMPLE FOR GMWB II AND GMWB III


--------------------------------------------------------------------------------------------------------------------------
                          ASSUMES 10% GAIN ON INVESTMENT                        ASSUMES 10% LOSS ON INVESTMENT
--------------------------------------------------------------------------------------------------------------------------
               CONTRACT                                              CONTRACT
                 VALUE            RBB                AWB (5%)          VALUE            RBB                AWB (5%)
--------------------------------------------------------------------------------------------------------------------------

VALUES AS OF
--------------------------------------------------------------------------------------------------------------------------
INITIAL GMWB
PURCHASE       $104,500        $100,000               $5,000         $104,500        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY
PRIOR TO
WITHDRAWAL     $114,950        $100,000               $5,000          $94,050        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------
PARTIAL
WITHDRAWAL
REDUCTION         N/A         (100,000 x           (5,000 x (1-         N/A         (100,000 x           (5,000 x (1-
                           10,000/114,950) =     90,000/100,000) =               10,000/94,050) =      89,367/100,000) =
                                $8,699                 $500                           $10,633                $532
--------------------------------------------------------------------------------------------------------------------------
GREATER OF
PWR OR THE
DOLLAR AMOUNT
OF THE
WITHDRAWAL                      $10,000                                               $10,633

                            (10,000>8,699)                                       ($10,633>10,000)
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN
VALUE DUE TO
WITHDRAWAL
(PARTIAL
SURRENDER
REDUCTION)      $10,000         $10,000                $500           $10,000         $10,633                $532
--------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY
AFTER
WITHDRAWAL     $104,950         $90,000               $4,500          $84,050         $89,367               $4,468
--------------------------------------------------------------------------------------------------------------------------


                          WITHDRAWAL EXAMPLE FOR GMWB I


--------------------------------------------------------------------------------------------------------------------------
                          ASSUMES 10% GAIN ON INVESTMENT                        ASSUMES 10% LOSS ON INVESTMENT
--------------------------------------------------------------------------------------------------------------------------
               CONTRACT                                              CONTRACT
                 VALUE            RBB                AWB (5%)          VALUE            RBB                AWB (5%)
--------------------------------------------------------------------------------------------------------------------------

VALUES AS OF
--------------------------------------------------------------------------------------------------------------------------
INITIAL GMWB
PURCHASE       $104,500        $100,000               $5,000         $104,500        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY
PRIOR TO
WITHDRAWAL     $114,950        $100,000               $5,000          $94,050        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY
AFTER
WITHDRAWAL     $104,950         91,301                $4,565          $84,050         $89,367               $4,468
                         [100,000 -- (100,000
                          x 10,000/114,950)]    [5,000 -- (5,000 x             [100,000 -- (100,000        [5,000 x
                                                 91,301/100,000)]                x 10,000/94,050)]     (89,367/100,000)]
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN
VALUE DUE TO
WITHDRAWAL
(PARTIAL
SURRENDER
REDUCTION)      $10,000         $8,699                 $435           $10,000         $10,633                $532
--------------------------------------------------------------------------------------------------------------------------


TAX-QUALIFIED DISTRIBUTION PROGRAMS (GMWB II AND GMWB III ONLY). If you select GMWB II or GMWB III, subject to certain limitations and restrictions, your AWB will not incur a recalculation as a result of distributions taken under certain eligible Tax-Qualified Distribution Programs ("Tax-Qualified Distribution Programs"). Instead, such distributions will reduce the RBB by the amount of the withdrawal, and will not affect the AWB.

For purposes of GMWB II and GMWB III, the following Tax-Qualified Distribution Programs are eligible. Only certain types of distribution methods are eligible as described below. Please consult with your tax adviser to make sure you are eligible:

     - Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code ("Code") Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to:

          -    a qualified retirement plan (Code Section 401),

          -    a tax-sheltered annuity (Code Section 403(b)),

          -    an individual retirement account (Code Sections 408(a)),

          -    an individual retirement annuity (Code Section 408(b)), or

          -    a qualified deferred compensation plan (Code Section 457).

          Required minimum distribution must be calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-3), and for distributions where the employee (owner) dies before the entire interest is distributed as described in Code Section 401(a)(9)(B)(iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004).

     - Distributions intended to satisfy the exception under Code Section 72(s)(2) to the required minimum distribution rules which apply after the death of the holder of a nonqualified annuity contract provided under Code Section 72(s)(1) for certain amounts payable over the life of a designated beneficiary;

     - Distributions intended to satisfy the exception under Code Section 72(t)(2)(A)(iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section 72(t)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and his designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 I.R.B. 710 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program); or

     - Distributions intended to satisfy the exception under Code Section 72(q)(2)(D) from the 10% additional tax on early distributions from nonqualified annuity contracts imposed by Code Section 72(q)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Beneficiary or the joint lives (or joint life expectancies) of such Beneficiary and his designated beneficiary, provided, however, the amount of the substantially equal periodic payment must be calculated under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Internal Revenue Bulletin 2004-9 , Notice 2004-15, page 526. (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program).

You are subject to the following limitations if you are taking distributions under a Tax-Qualified Distribution Program:

     - YOU MUST ENROLL IN OUR MANAGED DISTRIBUTION PROGRAM. If you do not enroll or if you cancel your enrollment, you can continue to make withdrawals under your GMWB rider, however your RBB and AWB may be subject to a recalculation. Under our Managed Distribution Program, you select the frequency of payments. You may change the frequency of your payments only once every two years after your GMWB Anniversary, and you may only make the change during the 30-day period after your GMWB Anniversary. At the time you purchase GMWB, your initial frequency of payment must be annual if you did not take distributions pursuant to your Tax-Qualified Distribution Program at your previous financial institution, unless you turn age 70 1/2 before the first GMWB anniversary.

          You are advised to take your required distributions prior to purchasing GMWB in order to have the choice of taking your distributions on a monthly, quarterly, semi-annual or annual basis. If you do not take your distribution before purchasing GMWB, you will be limited to taking annual distributions for the first two Contract Years after which time you can choose an alternate mode of distribution.

     - ANY WITHDRAWALS OUTSIDE OF THE PROGRAM MAY DECREASE YOUR BENEFIT. All withdrawals under your Contract must be made pursuant to the Tax-Qualified Distribution Program during any 12-month period after an anniversary of your purchase of GMWB (a "GMWB Year"). If during any GMWB Year you take any additional withdrawals that are not made pursuant to the Program, you can continue to make withdrawals under your GMWB rider, however for the remainder of the GMWB Year your RBB and AWB may be subject to a partial withdrawal reduction. To avoid any partial withdrawal reduction, all withdrawals under your Contract must be made pursuant to your Tax-Qualified Distribution Program.

RESET (GMWB I AND GMWB II ONLY). If you select GMWB I or GMWB II, you may choose to reset your RBB at any time on or after the 5th anniversary of your GMWB purchase. Your new RBB is reset to equal your current Contract Value, minus any Purchase Payment Credits received 12 months before the date you reset. You may reset your RBB again every 5 years after the most recent reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on the anniversary of your GMWB purchase.

Each time you reset your RBB, your new AWB will equal a percentage of your new RBB. The percentage used is the same percentage used to calculate your AWB before the reset.

If you are age 95 and are taking withdrawals under a Tax-Qualified Distribution Program, you may not reset if you purchased GMWB II.

Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. Generally, it may be beneficial to reset your RBB if your Contract Value exceeds your RBB. However, the charge may increase if you elect to reset the RBB (the charge will never exceed the guaranteed maximum charge). Further, if you reset your RBB, your new AWB may be higher or lower than your current AWB. In addition, the length of time over which you can expect to receive your RBB will be reset.

INVESTMENT RESTRICTIONS (GMWB II AND GMWB III ONLY)

We reserve the right to restrict allocations to a Variable Funding Option or limit the percentage of Contract value that may be allocated to a Variable Funding Option at any time. If we do so we would provide you with asset allocation requirements, and we reserve the right to require periodic rebalancing of Contract value allocated to Variable Funding Options according to specified percentages. We will provide no less than 30 days advanced written notice if we exercise our right to restrict or limit allocations to a Variable Funding Option and/or require periodic rebalancing between Variable Funding Options. Our ability to restrict allocations to a Variable Funding Option may be different depending on your state.

If we restrict allocations to a Variable Funding Option, as of the effective date of the restriction, we will no longer allow additional Purchase Payments to be applied, or transfers of Contract value to be allocated into the restricted Variable Funding Option. Any Contract value previously allocated to a restricted Variable Funding Option will not be subject to the restriction. If we impose a limit on the percentage of Contract value allocated to a Variable Funding Option, as of the effective date of the restriction, we will impose the limit on all subsequent allocations.

GMWB CHARGE. The charge for your GMWB rider is different depending on which version of GMWB you choose. For all GMWB riders, the charge is deducted daily from amounts held in each Variable Funding Option. The current charge for each rider, on an annual basis, is shown below. Your current charge will not change unless you reset your benefits, at which time we may modify the charge. In such case the charge will never exceed 1.00%.


--------------------------------------------------------------------------------------------------------------
                                           GMWB I                    GMWB II                  GMWB III
--------------------------------------------------------------------------------------------------------------
Current Annual Charge                       0.40%                     0.50%                     0.25%
--------------------------------------------------------------------------------------------------------------
Maximum Annual Charge After a               1.00%                     1.00%                      N/A
Reset
--------------------------------------------------------------------------------------------------------------


MAXIMUM RBB. Although we have no current plans to do so, in the future we may impose a maximum RBB. If we do, we would stop including additional Purchase Payments and any Purchase Payment Credits into the calculation of your RBB. If we impose a maximum RBB for Purchase Payments or reset, the maximum RBB will never be less than the cumulative Purchase Payments to which we have previously consented.

Currently you must obtain our consent to purchase any RBB over $1 million. Purchase Payments under $1 million are not subject to a maximum RBB.

TERMINATION. Once you purchase GMWB I, you cannot cancel it. If you select GMWB II or GMWB III, you may terminate your rider at any time after the 5th anniversary of your purchase of GMWB. Once you terminate a GMWB III rider, you cannot re-elect it. You must request your termination in writing. All GMWB riders terminate automatically when you reach the maturity date of your Contract, if your Contract is assigned, or if the rider is exchanged for a similar rider offered by us.

OTHER INFORMATION ABOUT GMWB. If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

     - The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or optional benefit, if any, will be paid.

     - The total annual payment amount will equal the AWB and will never exceed your RBB, and

     - We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Please refer to the Death Benefit section for information on how GMWB may impact your death benefit.

COMPARISON OF IMPORTANT DIFFERENCES BETWEEN GMWB I, II, AND III

The following chart may help you decide which version of GMWB is best for you.


--------------------------------------------------------------------------------------------------------------
                                           GMWB I                    GMWB II                  GMWB III
--------------------------------------------------------------------------------------------------------------
AWB                                  5% of RBB if first        5% of RBB if first             5% of RBB
                                    withdrawal before 3rd     withdrawal before 3rd
                                   anniversary 10% of RBB    anniversary 10% of RBB
                                     if first withdrawal       if first withdrawal
                                    after 3rd anniversary     after 3rd anniversary
--------------------------------------------------------------------------------------------------------------
ANNUAL CHARGE                               0.40%                     0.50%                     0.25%
--------------------------------------------------------------------------------------------------------------
RESET                                        Yes                       Yes                       No
--------------------------------------------------------------------------------------------------------------
CAN I CANCEL MY GMWB?                        No                Yes, after the 5th        Yes, after the 5th
                                                               anniversary of GMWB       anniversary of GMWB
                                                                    purchase                  purchase
--------------------------------------------------------------------------------------------------------------
INVESTMENT RESTRICTIONS                      No                        Yes                       Yes
--------------------------------------------------------------------------------------------------------------
WAIVER OF RECALCULATION OF AWB               No                        Yes                       Yes
FOR DISTRIBUTIONS FROM TAX-
QUALIFIED PLANS
--------------------------------------------------------------------------------------------------------------


GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB")

We offer a Guaranteed Minimum Accumulation Benefit rider ("GMAB Rider") for an additional charge. The GMAB Rider guarantees that your Contract Value will not be less than a minimum amount at the end of a specified number of years. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount. If you elect the GMAB Rider, we require that you allocate your Contract Value according to certain limitations and restrictions, and agree to periodic rebalancing of your Contract Value.

Currently, the GMAB Rider may only be elected at the time that you purchase your Contract. We may make the GMAB Rider available to Contracts after their effective date at a later date subject to certain additional terms and restrictions. You may not elect the GMAB Rider if you have also elected the GMWB Rider offered under the Contract.

BENEFIT DESCRIPTION & KEY TERMS

If you elect the GMAB Rider, we guarantee that if your Contract Value is less than your Benefit Base (defined below) on the Rider Maturity Date (defined below), we will apply additional amounts to your Contract to increase your Contract Value so that it is equal to the Benefit Base. Any additional amounts that we apply to your Contract to increase the Contract Value to equal the Benefit Base will be allocated to the money market Subaccount on the Rider Maturity Date. Any such additional amounts will be treated as earnings under your Contract, and will not be subject to a withdrawal charge once they are applied to your Contract.

If your Contract Value is equal to or greater than the Benefit Base on the Rider Maturity Date, the GMAB Rider will terminate and no additional amounts will be applied to your Contract.

Benefit Base: The Benefit Base is equal to the Base Calculation Amount on the Rider Maturity Date and represents the minimum Contract Value that we guarantee on such date. We do not guarantee the Benefit Base on any day other than the Rider Maturity Date. The Benefit Base will not be available for withdrawal nor will it be used to calculate any benefits under the Contract prior to the Rider Maturity Date. The Benefit Base can never be less than zero.

Base Calculation Amount: We calculate the Base Calculation Amount to determine the Benefit Base. On the Rider Effective Date, the Base Calculation Amount is equal to your initial Purchase Payment. The Base Calculation Amount will not include any credits we applied to your Purchase Payment. Aggregate Purchase Payments over $1 million are subject to our consent, including our consent to limit the Base Calculation Amount applicable to your GMAB Rider. We may impose a maximum Base Calculation Amount (and thereby, a maximum Benefit Base) in the future for Contract Owners who elect the GMAB Rider, but the maximum Base Calculation Amount will never be less than the Base Calculation Amount to which we have previously consented. We reserve the right to restrict increases in your maximum Base Calculation Amount based on subsequent Purchase Payments if such Purchase Payments would cause you Base Calculation Amount to be greater than our maximum Base Calculation Amount. We will not limit or impose a maximum Base Calculation Amount if your aggregate Purchase Payments are under $1 million. If you purchase more than one contract issued by the Company in the same calendar year and elect the GMAB Rider on each contract, the $1,000,000 Benefit Base maximum may be applied to the aggregate Benefit Base for all contracts. State variations may apply.

The Base Calculation Amount will not be used to calculate any benefits under the Contract, other than the GMAB Rider Liquidity Option described below. The Base Calculation Amount can never be less than zero. The Base Calculation Amount may change between the Rider Effective Date and Rider Maturity Date if you make additional Purchase Payments or request withdrawals from your Contract.

     - If you make an additional Purchase Payment(s) within 12 months after the Rider Effective Date, we will increase the Base Calculation Amount by the amount of the Purchase Payment. The Base Calculation Amount will not include any credits we applied to any additional Purchase Payments you make. If you make an additional Purchase Payment(s) more than 12 months after the Rider Effective Date, we will not increase the Base Calculation Amount; however your Contract Value will increase, reflecting the amount of the Purchase Payment. Therefore, Purchase payments made more than 12 months after the Rider Effective Date may have a significant impact on whether a benefit is due under the GMAB Rider. Even if Purchase Payments made prior to and during the 12-month period after the Rider Effective Date lose significant value, if on the Rider Maturity Date the Contract Value, which includes all Purchase Payments, is equal to or greater than the Benefit Base, which includes only the Purchase Payments prior to or during that 12-month period, then no benefit is due. You should consider this prior to making an additional Purchase Payment more than 12 months after the Rider Effective Date. The GMAB Rider may not be appropriate for you if you anticipate making Purchase Payments after the 12-month period.

     - If you request a partial withdrawal, we will decrease the Base Calculation Amount in effect as of the date of the request by the actual dollar amount of the withdrawal or the Partial Withdrawal Reduction amount, whichever is greater. The Partial Withdrawal Reduction amount is equal to the Base Calculation Amount in effect immediately prior to the reduction for the partial withdrawal multiplied by the actual amount of the partial withdrawal divided by the Contract Value immediately prior to the partial withdrawal, minus Purchase Payment Credits received within 12 months prior to the partial withdrawal, if any. When determining the impact of a partial withdrawal on the Base Calculation Amount, the actual amount of the partial withdrawal will include any withdrawal charges and taxes that were deducted at the time of the partial withdrawal.

Rider Maturity Date: The Rider Maturity Date is the anniversary of the Rider Effective Date that corresponds to the number of years you elect as the Rider Period (described below).

Rider Period: The Rider Period is the number of years you select between the Rider Effective Date and the Rider Maturity Date. Currently, we only offer a Rider Period of ten (10) years. We may offer Rider Periods of lesser or greater duration available in the future, subject to additional terms, conditions and limitations.

EXAMPLES OF BENEFIT BASE/BASE CALCULATION AMOUNT

Below are examples of how we determine the Benefit Base and Base Calculation Amount, as well as examples showing the impact of subsequent Purchase Payments and partial withdrawals. For purposes of each example below, assume that you elect the GMAB Rider on the effective date of your Contract and that your initial Purchase Payment is $100,000.

The example below illustrates the impact of the guarantee provided under the GMAB Rider assuming that your Contract Value increases or decreases during the Rider Period.

                EXAMPLES OF GMAB RIDER ON THE RIDER MATURITY DATE


--------------------------------------------------------------------------------------------------------------------
                           INCREASING CONTRACT VALUE                           DECLINING CONTRACT VALUE
--------------------------------------------------------------------------------------------------------------------
                                      BASE                                               BASE
                   CONTRACT       CALCULATION                         CONTRACT       CALCULATION
                    VALUE            AMOUNT        BENEFIT BASE        VALUE            AMOUNT        BENEFIT BASE
--------------------------------------------------------------------------------------------------------------------

VALUE AS OF
GMAB RIDER
EFFECTIVE
DATE               $104,500         $100,000      Not Applicable      $104,500         $100,000      Not Applicable
--------------------------------------------------------------------------------------------------------------------
VALUE AS OF
RIDER
MATURITY DATE      $114,950         $100,000         $100,000         $94,050          $100,000         $100,000
--------------------------------------------------------------------------------------------------------------------
AMOUNT
APPLIED TO
CONTRACT
VALUE DUE TO
GMAB RIDER                           $0(1)                                            $5,950(2)
--------------------------------------------------------------------------------------------------------------------


(1) If your Contract Value on the GMAB Rider Maturity Date is equal to or greater than the Benefit Base, we will not apply any additional amounts to your Contract Value. Your GMAB Rider will terminate and we will no longer deduct the annual charge for the rider.
(2) If your Contract Value on the GMAB Rider Maturity Date is less than the Benefit Base, we will apply additional amounts to your Contract Value so that it is equal to the Benefit Base. The additional amount will be added to the money market Subaccount.

The example below illustrates the impact of making an additional $10,000 Purchase Payment while the GMAB Rider is in effect, specifically the different manner in which we will treat Purchase Payments for purpose of determining the Base Calculation Amount based on when the Purchase Payment is made.

  EXAMPLES OF ADDITIONAL PURCHASE PAYMENTS -- IMPACT ON BASE CALCULATION AMOUNT


--------------------------------------------------------------------------------------------------------------------
                  ADDITIONAL PURCHASE PAYMENT WITHIN 12 MONTHS       ADDITIONAL PURCHASE PAYMENT AFTER 12 MONTHS
--------------------------------------------------------------------------------------------------------------------
                                                       BASE                                               BASE
                   CONTRACT         PURCHASE       CALCULATION        CONTRACT         PURCHASE       CALCULATION
                    VALUE           PAYMENT           AMOUNT           VALUE           PAYMENT           AMOUNT
--------------------------------------------------------------------------------------------------------------------

VALUE AS OF
GMAB RIDER
EFFECTIVE
DATE               $104,500         $100,000         $100,000         $104,500         $100,000         $100,000
--------------------------------------------------------------------------------------------------------------------
VALUE BEFORE
ADDITIONAL
PURCHASE
PAYMENT            $114,950      Not Applicable      $100,000         $114,950      Not Applicable      $100,000
--------------------------------------------------------------------------------------------------------------------
VALUE AFTER
ADDITIONAL
PURCHASE
PAYMENT            $125,400         $10,000          $110,000         $125,400         $10,000          $100,000
--------------------------------------------------------------------------------------------------------------------


The example below illustrates the impact of making a $10,000 partial withdrawal at least 12 months after the Rider Effective Date while the GMAB Rider is in effect, specifically the difference in the manner in which a partial withdrawal affects your Base Calculation Amount in an increasing market versus a decreasing market. The example assumes that the partial withdrawal does not qualify under the GMAB Rider Liquidity Option described below.

      EXAMPLES OF PARTIAL WITHDRAWALS -- IMPACT ON BASE CALCULATION AMOUNT


----------------------------------------------------------------------------------------------------------------------------
                                                    ASSUMING INCREASING CONTRACT VALUE
----------------------------------------------------------------------------------------------------------------------------
                                             BASE                                                        REDUCTION TO BASE
                     CONTRACT             CALCULATION       PARTIAL WITHDRAWAL     PARTIAL SURRENDER        CALCULATION
                       VALUE                AMOUNT                AMOUNT               REDUCTION              AMOUNT
----------------------------------------------------------------------------------------------------------------------------

VALUE AS OF
GMAB RIDER
EFFECTIVE
DATE                 $104,500              $100,000           Not Applicable        Not Applicable        Not Applicable
----------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY
PRIOR TO
PARTIAL
WITHDRAWAL           $114,950              $100,000           Not Applicable        Not Applicable        Not Applicable
----------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY                                                                           [100,000 x
FOLLOWING
PARTIAL                                                                             10,000/114,950]
WITHDRAWAL           $104,950               $90,000               $10,000               $8,699                $10,000
----------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------
                                                     ASSUMING DECLINING CONTRACT VALUE
----------------------------------------------------------------------------------------------------------------------------
                                             BASE                                                        REDUCTION TO BASE
                     CONTRACT             CALCULATION       PARTIAL WITHDRAWAL     PARTIAL SURRENDER        CALCULATION
                       VALUE                AMOUNT                AMOUNT               REDUCTION              AMOUNT
----------------------------------------------------------------------------------------------------------------------------

VALUE AS OF
GMAB RIDER
EFFECTIVE
DATE                 $104,500              $100,000           Not Applicable        Not Applicable        Not Applicable
----------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY
PRIOR TO
PARTIAL
WITHDRAWAL            $94,050              $100,000           Not Applicable        Not Applicable        Not Applicable
----------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY                                                                           [100,000 x
FOLLOWING
PARTIAL                                                                             10,000/94,050]
WITHDRAWAL            $84,050               $89,368               $10,000               $10,632               $10,632
----------------------------------------------------------------------------------------------------------------------------


INVESTMENT LIMITATIONS/RESTRICTIONS/REBALANCING

If you elect the GMAB Rider, your Contract will be subject to additional limitations and restrictions on your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts.

We classify each Subaccount as Class A or Class B based on our assessment of the relative risk and volatility of the Underlying Fund in which the Subaccount invests. Subaccounts that we classify as "Class A" will generally invest in Underlying Funds that invest primarily in equity securities, or securities that we believe will approximate the relative volatility and relative risk of equity securities. Subaccounts that we classify as "Class B" will generally invest in Underlying Funds that invest primarily in debt securities or cash. A Subaccount that invests in an Underlying Fund that invests in a combination of equity securities and debt securities will be classified as either Class A or Class B. We have sole discretion to determine whether a Subaccount is classified as Class A or Class B. We reserve the right to change the classification of a Subaccount from Class A to Class B or from Class B to Class A. Any change in Subaccount classification will apply to Contract Owners who elect the GMAB Rider after the effective date of the change in classification, as well as existing Contract Owner who have the GMAB Rider in force as of the effective date of the change in classification.

You will be required to establish a personal allocation profile at the time that you elect the GMAB Rider specifying the Subaccounts and the allocation percentages for each Subaccount in which you intend to allocate your initial Purchase Payment and any credits that we apply to your initial Purchase Payment. Your personal allocation profile will remain in effect for any additional Purchase Payments you make until you elect to change it. Your personal allocation profile may include any combination of Class A and Class B Subaccounts so long as the overall allocation does not violate the limitations and restrictions described below.

You may only allocate up to 80% of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class A. You must allocate 20% or more of your initial

Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class B.

Any time that you request a transfer of Contract Value between Subaccounts or make an additional Purchase Payment, you must comply with the following limitations or restrictions:

     - You may allocate your Contract Value in one or more of the Class A Subaccounts that you choose; however, you may only allocate up to 80% of your Contract Value to Subaccounts that we classify as Class A.

     - You may allocate your Contract Value in one or more of the Class B Subaccounts that you choose; however, you must allocate 20% or more of your Contract Value to Subaccounts that we classify as Class B.

     - If you make an additional Purchase Payment, you can only allocate up to 80% of the Purchase Payments to Subaccounts that we classify as Class A.

     - If you make an additional Purchase Payment, you must allocate 20% or more of the Purchase Payments to Subaccounts that we classify as Class B.

Any request to transfer Contract Value or allocate subsequent Purchase Payments that would violate these limitations and restrictions will be rejected. You will be required to submit a new request that complies with the applicable limitation or restriction. We will not be responsible for any financial impact caused by delays in processing your transaction if your request is rejected because it does not comply with an applicable limitation or restriction.

Rebalancing: On a quarterly basis, we will rebalance your Contract Value according to the current personal allocation profile that you chose for Class A and Class B Subaccounts. Unless you instruct us otherwise, we will rebalance your Contract Value in each Class A and Class B Subaccount, respectively, according to the relative proportions indicated in your personal allocation profile.

Below is a list of the Subaccounts that are classified as Class B Subaccounts. All remaining Subaccounts offered under the Contract are classified as Class A Subaccounts.


                              CLASS B SUBACCOUNTS/UNDERLYING FUNDS
                    --------------------------------------------------------


                          LEGG MASON PARTNERS VARIABLE INCOME TRUST
                            Legg Mason Partners Variable Adjustable
                            Rate Income Portfolio
                          MET INVESTORS SERIES TRUST -- CLASS A
                            BlackRock High Yield Portfolio
                            Pioneer Strategic Income Portfolio
                            PIMCO Inflation Protected Bond Portfolio
                          METROPOLITAN SERIES FUND, INC. -- CLASS A
                            BlackRock Bond Income Portfolio
                            BlackRock Money Market Portfolio
                            Western Asset Management U.S. Government
                            Portfolio
                          PIMCO VARIABLE INSURANCE
                            TRUST -- ADMINISTRATIVE CLASS
                            Total Return Portfolio


GMAB RIDER LIQUIDITY OPTION

During the 90-day period prior to the 5th anniversary of the Rider Effective Date, you may request a partial withdrawal of up to 15% of the Base Calculation Amount immediately prior to the request. Under this option, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal so long as the withdrawal does not exceed the amount available for withdrawal under this provision. If you request a partial withdrawal greater than 15% of the Base Calculation Amount, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal for amounts withdrawn up to the 15% limit and, for the excess amount, we will reduce the Base Calculation Amount as described above under the sub-section "Base Calculation Amount." Any partial withdrawal you make under this provision will be made free of withdrawal charges that would otherwise apply under the terms of your Contract. Additionally, any withdrawals taken under this feature will reduce your Free Withdrawal Allowance under the Contract.

This feature can only be exercised once before the Rider Maturity Date and must occur during the 90-day period prior to the 5th anniversary of the Rider Effective Date. We reserve the right to require you to exercise your rights under this provision on the anniversary of your Rider Effective Date. You must notify us in a form acceptable to us that you are exercising your rights under this GMAB Rider Liquidity Option.

CANCELLATION OF THE GMAB RIDER

You may elect to cancel the GMAB Rider at any time after the 5th anniversary of the GMAB Rider Effective Date. Upon cancellation, we will no longer deduct the annual charge for the GMAB Rider. Upon cancellation of the GMAB Rider, all rights and benefits under the GMAB Rider will cease. Upon cancellation, we will no longer apply any of the investment limitations and restrictions described above.

GMAB Rider Exchange Option -- If, during the 90-day period following the 5th anniversary of the Rider Effective Date, your Contract Value is greater than the Base Calculation Amount, you may elect to cancel the GMAB Rider and simultaneously elect either a new GMAB Rider or a GMWB Rider. You will be required to meet any eligibility requirements that apply to each rider at the time you make the election.

          Exchange for New GMAB Rider: If you elect to cancel the GMAB Rider and elect the GMAB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your new GMAB Rider will be the date we receive your request in good order. Your new GMAB Rider will be subject to a new Rider Maturity Date. The Benefit Base of your prior GMAB Rider will not apply to the new GMAB Rider. Your Contract Value as of the date you elect to exchange your GMAB Rider will be used to determine your initial Base Calculation Amount for the new rider. The new GMAB Rider will be subject to a new charge that may be higher or lower than the charge you paid for your original GMAB Rider. The GMAB Rider that we make available under this Rider Exchange Option will always feature a ten year Rider Period and may include other Rider Period durations.

          Exchange for GMWB Rider: If you elect to cancel the GMAB Rider and elect the GMWB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your GMWB Rider will be the date we receive your request. The GMWB Rider that we make available under this Rider Exchange Option will feature a 10% minimum annual withdrawal amount. The GMWB Rider will be subject to the charge then in effect for a GMWB Rider that is offered under this Rider Exchange Option.

TERMINATION

The GMAB Rider will terminate on the earliest to occur of: (1) the Rider Maturity Date; (2) the date you elect to begin receiving Annuity Payments under the Contract; (3) the date you fully surrender your Contract; (4) the date you elect to cancel the GMAB Rider (including assignments); (5) the date we receive Due Proof of Death if the surviving spouse or beneficiary does not elect to continue the Contract (if allowed); or (6) the date the GMAB Rider is cancelled and replaced with a new GMAB Rider or GMWB Rider under the Rider Exchange Option.

The annual charge for the GMAB Rider will no longer be deducted and all guarantees will cease when the rider is terminated. Further, any investment limitations and restrictions will no longer apply after the GMAB Rider is terminated. If the GMAB Rider is terminated before the Rider Maturity Date, the Benefit Base will not be paid.

CHARGE FOR GMAB

If you elect the GMAB Rider, we will deduct an additional charge on a daily basis that is equal to an annual charge of 0.50% from your Contract Value invested in the Subaccounts. The charge will be applied and will not change from the Rider Effective Date until the Rider Maturity Date unless the rider is cancelled or terminates prior to such date. If you elect to terminate the GMAB Rider prior to the Rider Maturity Date, the charge will no longer be deducted. If you elect to exchange this GMAB Rider and elect a new GMAB Rider under the Rider Exchange Option (described above), the current charge in effect for the GMAB rider will be applied, which may be higher or lower than the charge you paid for this rider.


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ADDITIONAL CONSIDERATIONS

     - Your Contract cannot have any outstanding loans if you elect the GMAB Rider. Further, you may not request a loan from your Contract if you have previously elected the GMAB Rider.

     - If you die while the GMAB Rider is in effect, and your surviving spouse or Beneficiary elects to continue the Contract under the spousal contract continuance or beneficiary contract continuance provision, then the GMAB Rider will remain in effect and will continue until the Rider Maturity Date.

     - Any DCA Program that is in effect while the GMAB Rider is in effect must meet the investment limitations and restrictions of the GMAB Rider, as described above. In addition, you may not request a DCA Program that makes transfers from Class B Subaccounts to Class A Subaccounts.

     - If you are expecting to request withdrawals from your Contract, including withdrawals intended to satisfy required minimum distribution requirements, the impact of such withdrawals on the guarantees provided under the GMAB Rider will make the rider less valuable.

                               THE ANNUITY PERIOD

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MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among payout options or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity Payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life;
(b) for life with a minimum number of payments or; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 90th birthday for Non-qualified Contracts and the Annuitant's 70th birthday of Qualified Contracts or ten years after the effective date of the Contract, if later (this requirement may be changed by us).

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 90th birthday or to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

Please be aware that once the Contract is annuitized, you are ineligible to receive the death benefit you have selected, and any living benefit rider is terminated.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See "Transfers.")

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity

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

Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The Contract tables factor in an assumed daily net investment factor of 3.0%. We call this your net investment rate. Your net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Annuity Tables in effect on the Maturity Date.

                                 PAYMENT OPTIONS

--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract. (See "Annuity Options.")

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.


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

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Payments for a Fixed Period without Life Contingency. We will make periodic payments for the period selected.

Option 6 -- Other Annuity Options. We will make any other arrangements for Annuity Payments as may be mutually agreed upon.

Please note that Option 5 may not satisfy minimum required distribution rules for Qualified Contracts. Consult a tax advisor before electing this option.

VARIABLE LIQUIDITY BENEFIT

This benefit is only offered with the annuity option "Payments for a Fixed Period without Life Contingency."

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the Contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.

                        MISCELLANEOUS CONTRACT PROVISIONS

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RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any Contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) minus any Purchase Payment Credits within ten days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.


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

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment minus any Purchase Payment Credits in full; during the remainder of the right to return period, we will refund the Contract Value (including charges) minus any Purchase Payment Credits.

During the right to return period, you will not bear any contract fees associated with the Purchase Payment Credits. The amount we return to you will include any investment gains on the credit during the right to return period. HOWEVER, IF YOU HAVE INVESTMENT LOSSES ON THE CREDIT DURING THE RIGHT TO RETURN PERIOD, WE WILL RECOVER THE ORIGINAL AMOUNT OF THE CREDIT.

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

We reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $2,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Accordingly, no Contract will be terminated due solely to negative investment performance. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value (less any Purchase Payment Credits applied within 12 months of termination) less any applicable taxes. In certain states, we may be required to pay you the Contract Value. Federal tax law may impose additional restrictions on our right to cancel your traditional IRA, Roth IRA or other Qualified Contract.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. At any time, payments from the Fixed Account may be delayed up to 6 months.

                              THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------

MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut each sponsor Separate Accounts: MetLife of CT Separate Account Eleven for Variable Annuities ("Separate Account Eleven ") and MetLife of CT Separate Account Twelve for Variable Annuities ("Separate Account Twelve"), respectively. References to "Separate Account" refer either to Separate Account Eleven or Separate Account Twelve, depending on the issuer of your Contract. Both Separate Account Eleven and Separate Account Twelve were established on November 14, 2002 and are registered with the SEC as unit investment trusts under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Separate Account Eleven and Separate Account Twelve for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may

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

conduct. Obligations under the Contract are obligations of the Company. Any obligations that exceed the assets in the Separate Account are payable by the Company's general account. The amount of the guaranteed death benefit that exceeds the Contract Value is paid from the Company's general account. Benefit amounts paid from the general account are subject to the financial strength and claims-paying ability of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

We reserve the right to transfer assets of the Separate Account to another separate account, and/or to modify the structure or operation of the Separate Account, subject to the necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your Contract Value.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features such as the E.S.P., GMAB or GMWB. However, if you elect any of these optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Funding Option. In those cases, we can create "hypothetical historical performance" of a Variable Funding Option. These figures show the performance that the Variable Funding Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

                           FEDERAL TAX CONSIDERATIONS

--------------------------------------------------------------------------------

The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.


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

You are responsible for determining whether your purchase of the Contract, withdrawals, income payments and any other transaction under your Contract satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Under current federal tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and dividends. Earnings under annuity contracts, like interest payable on fixed investments (notes, bonds, etc.), continue to be taxed as ordinary income (top rate of 35%). The tax law provides deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments form all annuities at the same time. Please consult your own tax advisor.

STATE AND LOCAL TAXES. The rules for state and local income taxes may differ from the federal income tax rules. Purchasers and prospective purchasers of the Contract should consult their own tax advisers and the law of the applicable taxing jurisdiction to determine what rules and tax benefits apply to the Contract.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS. For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% tax penalty is in addition to any other penalties that may apply under your Contract and the normal income taxes due on the distribution.

TAX-FREE EXCHANGES. Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life insurance, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

FEDERAL ESTATE TAXES. While no attempt is being made to discuss the federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.


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TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below. All qualified plans (including
IRAs) receive tax-deferral under the Code. Although there are no additional tax benefits to funding your qualified plan or IRA with an annuity, it does offer you additional insurance benefits, such as the availability of a guaranteed income for life.

The Contract has been submitted to the IRS for review and is awaiting approval as to form as a valid IRA. Such approval would not constitute an IRS approval or endorsement of any funding options under the contract. IRS approval as to form is not required to constitute a valid IRA. Disqualification of the Contract as an IRA could result in the immediate taxation of amounts held in the Contract and other adverse tax consequences.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract generally have not yet been taxed, the full amount of any distributions (including the amount attributable to Purchase Payments), whether paid in the form of lump sum withdrawals or Annuity Payments, are generally taxed at ordinary income tax rates unless the distribution is transferred to an eligible rollover account or contract. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified funding vehicles generally are not subject to current taxation.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement (except for participants who are 5% or more owners of the plan sponsor) . If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value, including the Enhanced Stepped-Up Provision, as well as all living benefits such as GMAB and GMWB if available in your contract) must be added to the Contract Value in computing the amount required to be distributed over the applicable period. We will provide you with additional information as to the amount of your interest in the Contract that is subject to required minimum distributions under this new rule and either compute the required amount for you or offer to do so at your request. The new rules are not entirely clear and you should consult your personal tax advisor as to how these rules affect your Contract.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within five years from the date of death or minimum distributions may be taken over the life expectancy of the individual

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beneficiaries (or in the case of certain trusts that are contract beneficiaries, over the life expectancy of the individuals who are the beneficiaries of the trust), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(b), 408 AND IRA OWNERS. While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for any higher limits to be effective at a state income tax level. In other words, the permissible contribution limits for federal and state income tax purposes may be different. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make contributions, which in some cases may be deductible, to an individual retirement annuity (IRA). The applicable limit is $4,000 for 2007, $5,000 for 2008, and may be indexed for inflation in future years. Additional "catch-up contributions" may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and on their participation in a retirement plan. If an individual is married and the spouse is not employed, the individual may establish IRAs for the individual and spouse. Purchase Payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

Deductible contributions to an IRA and Roth IRA for the year must be aggregated for purposes of the individual Code Section 408A limits and the Code Section 219 limits (age 50+catch-up).

Partial or full distributions are treated as ordinary income, except that amounts contributed after 1986 on a non-deductible basis are not includable in income when distributed. An additional tax of 10% will apply to any taxable distribution from the IRA that is received by the participant before the age of 59 1/2 except by reason of death, disability or as part of a series of payments for life or life expectancy. Distributions must commence by April 1st of the calendar year after the close of the calendar year in which the individual attains the age of 70 1/2. Certain other mandatory distribution rules apply on the death of the individual. The individual must maintain personal and tax return records of any non-deductible contributions and distributions.

Section 408 (k) of the Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA and can accept an annual employer contribution limited to the lesser of $45,000 or 100% of pay for each participant in 2007.

TSAS (ERISA AND NON-ERISA)

GENERAL. TSAs fall under sec.403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under sec.501(c)(3) of the Code.

In general contributions to sec.403(b) arrangements are subject to limitations under sec.415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).

Note: Proposed income tax regulations issued in November 2004 would require certain fundamental changes to these arrangements including (a) a requirement that there be a written plan document in addition to the annuity contract or sec.403(b)(7) custodial account, (b) significant restrictions on the ability for participants to direct proceeds between 403(b) annuity contracts and (c) additional restrictions on withdrawals of amounts attributable to contributions other than elective deferrals.

The proposed regulations will generally not be effective until taxable years beginning after December 31, 2007 at the earliest, and may not be relied on until issued in final form. However, certain aspects including a proposed prohibition on the use of life insurance contracts under 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective unless revised or revoked in final regulations.


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

WITHDRAWALS AND INCOME PAYMENTS. If you are under 59 1/2, you cannot withdraw money from your TSA Contract unless the withdrawal:

     - Relates to Purchase Payments made prior to 1989 (and pre-1989 earnings on those purchase payments);

     - Is directly transferred to another permissible investment under sec.403(b) arrangements;

     -    Relates to amounts that are not salary reduction elective deferrals;

     - Occurs after you die, leave your job or become disabled (as defined by the Code); or

     - Is for financial hardship (but only to the extent of Purchase Payments) if your plan allows it.

DESIGNATED ROTH ACCOUNT FOR 403(B) PLANS. Effective January 1, 2006, employers that established and maintain a TSA/403(b) plan ("the Plan") may also establish a Qualified Roth Contribution Program under Section 402A of the Code ("Designated Roth Accounts") to accept after tax contributions as part of the TSA plan. In accordance with our administrative procedures, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract under the following conditions:

     1. The employer maintaining the plan has demonstrated to our satisfaction that Designated Roth Accounts are permitted under the Plan.

     2. In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.

     3. All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to-trustee transfers from other Designated Roth Accounts).

     4. In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.

     5. No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as Designated Roth Contributions, unless they become permitted under the Code.

     6. If permitted under the federal tax law, we may permit both pre-tax contributions under a 403(b) plan as well as after-tax contributions under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law.

     7. We may refuse to accept contributions made as rollovers and trustee-to-trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.

Many of the federal income tax rules pertaining to Designated Roth Accounts have not yet been finalized. Both you and your employer should consult their own tax and legal advisors prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.

The following general tax rules are based on our understanding of the Code and any regulations issued through December 31, 2005, and are subject to change and to different interpretation as well as additional guidance in respect to areas not previously addressed:

The employer must permit contributions under a pre-tax 403(b) plan in order to permit contributions to be irrevocably designated and made part of a Qualified Roth Contribution Program.


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

Elective deferral contributions to the Designated Roth Account must be aggregated with all other elective deferral contributions made by a taxpayer for purposes of the individual Code Section 402(g) limits and the Code Section 414(v) limits (relating to age 50 and over catch-up contributions) as well as contribution limits that apply under the Plan.

In general, the same tax law rules with respect to restricted monies, triggering events and permitted distributions will apply to the Designated Roth Accounts under the Plan as apply to the traditional pre-tax accounts under the Plan (e.g., death or disability of participant, severance from employment, attainment of age 59 1/2 and hardship withdrawals only with respect to contributions (if permitted under the Plan)).

If the amounts have been held under any Designated Roth Account of a participant for at least five years and are made on account of death, disability or after attainment of age 59 1/2, then any withdrawal, distribution or payment of these amounts is generally free of federal income tax ("Qualified Distributions").

Unlike Roth IRAs, withdrawal, distributions and payments that do not meet the five year rule will generally be taxed on a pro-rated basis with respect to earnings and after-tax contributions. The 10% penalty tax will generally apply on the same basis as a traditional pre-tax account under the Plan. Additionally, rollover distributions may only be made tax-free into another Designated Roth Account or into a Roth IRA.

Some states may not permit contributions to be made to a Qualified Roth Contribution Program or may require additional conforming legislation for these rules to become effective.

LOANS. If your TSA Contract permits loans, such loans will be made only from any Fixed Interest Account balance and only up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

The Code and applicable income tax regulations limit the amount that may be borrowed from your Contract and all you employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a proscribed term.

Your Contract will indicate whether loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

ROTH IRAS

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations, (similar to the annual limits for traditional IRAs), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.

NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified. As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal made prior to the Maturity Date or in the form of periodic Annuity Payments. As a general rule, there is income in the Contract


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

(earnings) to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments less any amount received previously which was excludible from gross income.

Generally, different tax rules apply to Annuity Payments than to withdrawals and payments received before the annuity starting date. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws.

Similarly, when you receive an Annuity Payment, part of each periodic payment is considered a return of your Purchase Payments and will not be taxed, but the remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes. Annuity Payments are subject to an "excludable amount" or "exclusion ratio" which determines how much of each payment is treated as:

     -    a non-taxable return of your Purchase Payment; or

     -    a taxable payment of earnings.

We generally will tell you how much of each Annuity Payment is a non-taxable return of your Purchase Payments. However, it is possible that the IRS could conclude that the taxable portion of Annuity Payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your Purchase Payments equals your Purchase Payments, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your Annuity Payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

Code Section 72(s) requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the Joint Owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

If a non-qualified annuity is owned by a non-natural person (e.g., a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if the Contract is transferred to another person or entity without adequate consideration, all deferred increases in value will be treated as income for federal income tax purposes at the time of the transfer.

PARTIAL WITHDRAWALS: If you make a partial withdrawal of your Contract Value, the distribution generally will be taxed as first coming from earnings (income in the Contract) and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken. It should be noted that there is no guidance as to the determination of the amount of income in a Contract if it is issued with a Guaranteed Minimum Withdrawal Benefit (GMWB). Therefore, you should consult with your tax adviser as to the potential tax consequences of a partial surrender if your Contract is issued with a GMWB.

PARTIAL ANNUITIZATIONS (IF AVAILABLE WITH YOUR CONTRACT): At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your Contract Value is applied to a payment option. Currently, we will treat the application of less than your entire Contract Value under a Non-qualified Contract to a payment option (i.e. taking Annuity Payments) as a taxable withdrawal for federal income tax purposes (which may also be subject to the 10% penalty tax if you are under age 59 1/2). We will then treat the amount of the withdrawal (after any deductions for taxes) as the purchase price of an income annuity and tax report the income payments received under that annuity under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.

We will determine the excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e. by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table). However, the IRS may determine that the excludable amount is different from our computation.


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DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company constantly monitors the diversification of investments and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the Separate Account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT

If you have purchased the Guaranteed Minimum Withdrawal Benefit, where otherwise made available, note the following:

The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amounts guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Contract Value (prior to withdrawal charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, the Company intends to tax report such withdrawals using the Contract Value rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Minimum Withdrawal Benefit exceeds the Contract Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal.

In the event that the Contract Value goes to zero, and either the Remaining Benefit Base is paid out in fixed installments, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.


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

The Company reserves the right to change its tax reporting practices where we determine that it is not in accordance with IRS guidance (whether formal or informal).

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.

TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Contract Owners since the Company is the owner of the assets from which the tax benefits are derived.

                                OTHER INFORMATION

--------------------------------------------------------------------------------

THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.

MetLife Insurance Company of Connecticut is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

MetLife Life and Annuity Company of Connecticut is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.


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FINANCIAL STATEMENTS

The financial statements for the Company and its Separate Account are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut (together the "Company") have appointed MetLife Investors Distribution Company ("MLIDC") to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. Prior to October 20, 2006, the principal underwriter and distributor was MLI Distribution LLC, which merged with and into MLIDC on that date. MLIDC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses MLIDC for expenses MLIDC incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). MLIDC does not retain any fees under the Contracts; however, MLIDLLC may receive 12b-1 fees from the Underlying Funds.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such affiliated or unaffiliated broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis.

COMPENSATION. Broker-dealers who have selling agreements with MLIDC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of Purchase Payments invested in the Contract. Alternatively, we may pay lower compensation on Purchase Payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.50% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 1.50% annually of average Contract Value (if asset-based compensation is paid to registered representatives).

We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all Purchase Payments allocated to the American Funds Growth Fund, the American Funds Growth-Income Fund, and the American Funds Global Growth Fund for services it provides in marketing the Fund's shares in connection with the Contract.

The Company and MLIDC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.


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These preferred distribution arrangements will not be offered to all broker-
dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and MLIDC have entered into a preferred distribution arrangement with their affiliate Tower Square Securities, Inc. and with the unaffiliated broker-dealer firms identified in the Statement of Additional Information. The Company and MLIDC may enter into similar arrangements with their other affiliates, MetLife Securities, Inc., Walnut Street Securities, Inc., and New England Securities Corporation. See the "Statement of Additional Information -- DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT" for a list of the broker-dealer firms that received such additional compensation during 2006, as well as the range of additional compensation paid.

The Company and MLIDC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser or sub-adviser to one or more Underlying Funds that may be offered under the Contracts. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC. MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Contracts.

SALE BY AFFILIATES OF THE COMPANY. The Company and MLIDC may offer the Contracts through retail broker-dealer firms that are affiliates of the Company, including Tower Square Securities, Inc., MetLife Securities, Inc., Walnut Street Securities, Inc. and New England Securities Corporation. The compensation paid to affiliated broker-dealer firms for sales of the Contracts is generally not expected to exceed, on a present value basis, the percentages described above. These broker-dealer firms pay their registered representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. The amount the broker dealer firms pass on to their registered representatives is determined in accordance with their internal compensation programs. These programs may also include other types of cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplementary salary, financing arrangements, marketing support, medical and other insurance benefits, retirement benefits, and other benefits. For registered representatives of certain affiliates, the amount of this additional cash compensation is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by the Company or its affiliates. The managers who supervise these registered representatives may also be entitled to additional cash compensation based on the sale of proprietary products by their representatives. Because the additional cash compensation paid to these registered representatives and their managers is primarily based on sales of proprietary products, these registered representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

MetLife registered representatives receive cash payments for the products they sell and service based upon a 'gross dealer concession' model. The cash payment is equal to a percentage of the gross dealer concession. For MetLife registered representatives other than those in our MetLife Resources (MLR) Division, the percentage is determined by a formula that takes into consideration the amount of premiums and purchase payments applied to proprietary products that the registered representative sells and services. The percentage could be as high as 100%. (MLR registered representatives receive compensation based upon premiums and purchase payments applied to all products sold and serviced by the representative.) In addition, all MetLife registered representatives are entitled to the additional compensation described above based on sales of proprietary products. Because sales of proprietary products are a factor determining the percentage of gross dealer concession and/or the amount of additional compensation to which MetLife registered representatives are entitled, they have an incentive to favor the sale of proprietary products. In addition, because their sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

The Company's affiliates also offer their registered representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional materials and similar services.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. The effect of this proportional voting is that a small number of Contract Owners may control the outcome of the vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS

In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of the Company to meet its obligations under the Contracts.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX A

                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

          METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix F. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.55%



                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund,
  Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (6/03).................................  2006        1.383            1.353                --
                                                     2005        1.223            1.383           358,260
                                                     2004        1.146            1.223           303,031
                                                     2003        1.000            1.146             6,742

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03)...........................................  2006        1.657            1.964         1,452,537
                                                     2005        1.475            1.657         1,228,534
                                                     2004        1.320            1.475           615,070
                                                     2003        1.000            1.320            13,590

  American Funds Growth Subaccount (Class 2)
  (6/03)...........................................  2006        1.596            1.732         4,339,810
                                                     2005        1.395            1.596         4,120,101
                                                     2004        1.259            1.395         2,082,365
                                                     2003        1.000            1.259            82,410

  American Funds Growth-Income Subaccount (Class 2)
  (6/03)...........................................  2006        1.423            1.614         3,351,115
                                                     2005        1.366            1.423         3,205,012
                                                     2004        1.257            1.366         1,513,638
                                                     2003        1.000            1.257            93,416

Capital Appreciation Fund
  Capital Appreciation Fund (8/03).................  2006        1.666            1.649                --
                                                     2005        1.432            1.666         1,101,001
                                                     2004        1.217            1.432           243,803
                                                     2003        1.000            1.217             6,582

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (8/03)...........................................  2006        1.726            2.254                --
                                                     2005        1.635            1.726         2,135,221
                                                     2004        1.264            1.635           706,731
                                                     2003        1.000            1.264            19,257

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (7/03)...................................  2006        1.245            1.428           370,218
                                                     2005        1.212            1.245           453,659
                                                     2004        1.171            1.212           248,149
                                                     2003        1.000            1.171                --

  Dreyfus VIF Developing Leaders Subaccount
  (Initial Shares) (7/03)..........................  2006        1.467            1.499           812,632
                                                     2005        1.408            1.467           825,006
                                                     2004        1.285            1.408           507,209
                                                     2003        1.000            1.285            28,529

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (4/04)...............................  2006        1.316            1.431                --
                                                     2005        1.213            1.316           565,817
                                                     2004        1.079            1.213            55,421
                                                     2003        1.000            1.079                --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (1/04)...............................  2006        1.313            1.464                --
                                                     2005        1.211            1.313           413,673
                                                     2004        1.072            1.211           149,956
                                                     2003        1.000            1.072                --

Franklin Templeton Variable Insurance Products
  Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (8/03)........................................  2006        1.457            1.699                --
                                                     2005        1.339            1.457           414,439
                                                     2004        1.207            1.339           103,042
                                                     2003        1.000            1.207            27,469

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (8/03)......................  2006        2.279            2.874         1,119,500
                                                     2005        1.816            2.279           946,947
                                                     2004        1.479            1.816           407,794
                                                     2003        1.000            1.479             5,154

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03).................................  2006        1.694            2.026         1,692,748
                                                     2005        1.562            1.694         1,391,810
                                                     2004        1.338            1.562           542,562
                                                     2003        1.216            1.338             8,952

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (8/03).................................  2006        1.626            1.950                --
                                                     2005        1.517            1.626         1,766,854
                                                     2004        1.328            1.517           573,757
                                                     2003        1.000            1.328            47,400

High Yield Bond Trust
  High Yield Bond Trust (6/04).....................  2006        1.060            1.084                --
                                                     2005        1.063            1.060         2,095,074
                                                     2004        0.990            1.063           588,257

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (6/03)...........................................  2006        1.237            1.278                --
                                                     2005        1.167            1.237             9,778
                                                     2004        1.094            1.167             9,561
                                                     2003        1.000            1.094                --

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (8/03)..........................  2006        1.483            1.552            10,079
                                                     2005        1.340            1.483             9,849
                                                     2004        1.192            1.340             9,778
                                                     2003        1.000            1.192             6,687

  Janus Aspen Global Technology Subaccount (Service
  Shares) (8/03)...................................  2006        1.508            1.601            90,727
                                                     2005        1.373            1.508            79,643
                                                     2004        1.386            1.373            62,149
                                                     2003        1.000            1.386             5,755

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (8/03)...................................  2006        1.341            1.558            27,069
                                                     2005        1.290            1.341            28,013
                                                     2004        1.254            1.290            28,335
                                                     2003        1.000            1.254             6,521

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (8/03)....  2006        1.546            1.735                --
                                                     2005        1.509            1.546           391,840
                                                     2004        1.334            1.509            88,037
                                                     2003        1.000            1.334             6,091

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (6/03).......  2006        1.432            1.665           591,876
                                                     2005        1.398            1.432           555,220
                                                     2004        1.311            1.398           324,478
                                                     2003        1.000            1.311            89,357

  LMPVPI Investors Subaccount (Class I) (8/03).....  2006        1.452            1.691           223,199
                                                     2005        1.385            1.452           231,023
                                                     2004        1.274            1.385           198,121
                                                     2003        1.000            1.274            17,120

  LMPVPI Large Cap Growth Subaccount (Class I)
  (8/03)...........................................  2006        1.341            1.377           209,901
                                                     2005        1.295            1.341           196,548
                                                     2004        1.308            1.295           184,421
                                                     2003        1.000            1.308            67,278

  LMPVPI Small Cap Growth Subaccount (Class I)
  (7/03)...........................................  2006        1.674            1.859           361,732
                                                     2005        1.621            1.674           378,829
                                                     2004        1.430            1.621           222,615
                                                     2003        1.000            1.430            36,673

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (8/03)...........................................  2006        1.480            1.619           891,387
                                                     2005        1.368            1.480           864,799
                                                     2004        1.274            1.368           383,360
                                                     2003        1.000            1.274            76,702

  LMPVPII Equity Index Subaccount (Class II)
  (5/03)...........................................  2006        1.350            1.531         1,488,265
                                                     2005        1.316            1.350         1,520,272
                                                     2004        1.212            1.316           827,007
                                                     2003        1.000            1.212            38,999

  LMPVPII Growth and Income Subaccount (Class I)
  (10/03)..........................................  2006        1.338            1.481           105,264
                                                     2005        1.311            1.338           132,091
                                                     2004        1.229            1.311           114,055
                                                     2003        1.000            1.229            15,280

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (11/03)..........................................  2006        1.003            1.028           632,391
                                                     2005        0.995            1.003           628,049
                                                     2004        0.999            0.995           297,209
                                                     2003        1.000            0.999            11,021

  LMPVPIII Social Awareness Stock Subaccount
  (5/04)...........................................  2006        1.075            1.140           254,843
                                                     2005        1.046            1.075           215,679
                                                     2004        0.945            1.046            30,549

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class
  VC) (8/03).......................................  2006        1.402            1.619           787,465
                                                     2005        1.379            1.402           770,894
                                                     2004        1.243            1.379           247,185
                                                     2003        1.000            1.243            15,890

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03)...........................................  2006        1.638            1.810         1,076,073
                                                     2005        1.537            1.638         1,157,746
                                                     2004        1.258            1.537           566,176
                                                     2003        1.000            1.258                --

Managed Assets Trust
  Managed Assets Trust (5/04)......................  2006        1.085            1.120                --
                                                     2005        1.061            1.085           700,137
                                                     2004        0.981            1.061           318,685

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)........................................  2006        1.802            1.716           798,656

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06)...........................................  2006        1.248            1.316           698,795

  MIST BlackRock Large-Cap Core Subaccount (Class
  A) (4/06)........................................  2006        1.553            1.645           420,830

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (4/06)...........................................  2006        1.272            1.356            13,952

  MIST Harris Oakmark International Subaccount
  (Class A) (4/06) *...............................  2006        1.788            1.970           574,216

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)........................................  2006        1.649            1.691         1,065,180

  MIST Legg Mason Partners Managed Assets
  Subaccount (Class A) (4/06)......................  2006        1.120            1.184           643,129

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)........................................  2006        1.258            1.318           449,092

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06).................................  2006        1.001            1.078         1,890,378

  MIST Lord Abbett Mid-Cap Value Subaccount (Class
  B) (5/06)........................................  2006        0.965            1.072            43,447

  MIST Met/AIM Capital Appreciation Subaccount
  (Class A) (4/06).................................  2006        1.466            1.449           425,435

  MIST Met/AIM Small Cap Growth Subaccount (Class
  A) (4/06)........................................  2006        1.274            1.265            36,459

  MIST MFS(R) Value Subaccount (Class A) (4/06)....  2006        1.259            1.392         1,059,295

  MIST Neuberger Berman Real Estate Subaccount
  (Class A) (4/06).................................  2006        1.003            1.221         3,987,089

  MIST Pioneer Fund Subaccount (Class A) (4/06)....  2006        1.444            1.553           256,542

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (4/06)...........................................  2006        1.106            1.164            33,013

  MIST Pioneer Strategic Income Subaccount (Class
  A) (4/06)........................................  2006        1.120            1.160         1,384,433

  MIST Third Avenue Small Cap Value Subaccount
  (Class B) (4/06).................................  2006        1.003            1.029         1,346,480

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)........................................  2006        1.547            1.510           851,122

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06)...........................................  2006        1.024            1.064         1,708,494

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06)...........................................  2006        1.011            1.034         4,061,837

  MSF FI Large Cap Subaccount (Class A) (4/06).....  2006        1.375            1.394           430,716

  MSF FI Value Leaders Subaccount (Class D)
  (4/06)...........................................  2006        1.444            1.482         1,016,189

  MSF MetLife Aggressive Allocation Subaccount
  (4/06)...........................................  2006        1.002            1.061           234,181

  MSF MetLife Conservative Allocation Subaccount
  (4/06)...........................................  2006        1.001            1.043             6,428

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (4/06)................................  2006        1.002            1.050           281,930

  MSF MetLife Moderate Allocation Subaccount
  (4/06)...........................................  2006        1.002            1.055         1,224,400

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (4/06)................................  2006        1.002            1.060           991,816

  MSF MFS(R) Total Return Subaccount (Class F)
  (4/06)...........................................  2006        1.294            1.383         3,898,386

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  MSF Oppenheimer Global Equity Subaccount (Class
  B) (4/06)........................................  2006        0.996            1.051         3,809,436

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06).................................  2006        0.998            1.069           462,821

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)......................  2006        1.084            1.153         2,310,539

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *....................  2006        1.037            1.073         2,071,909

Money Market Portfolio
  Money Market Subaccount (8/03)...................  2006        1.002            1.011                --
                                                     2005        0.989            1.002         3,877,043
                                                     2004        0.994            0.989         2,669,983
                                                     2003        1.000            0.994            91,318

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (6/04)...................................  2006        1.096            1.159                --
                                                     2005        1.053            1.096           989,157
                                                     2004        0.992            1.053           308,472

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (6/03)....................................  2006        1.128            1.119         2,218,420
                                                     2005        1.122            1.128         2,125,161
                                                     2004        1.047            1.122           999,663
                                                     2003        1.000            1.047            30,865

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (6/03)....................................  2006        1.055            1.079         4,182,328
                                                     2005        1.046            1.055         3,970,841
                                                     2004        1.013            1.046         1,655,495
                                                     2003        1.000            1.013           126,742

Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (9/03).......................................  2006        1.635            2.056           118,050
                                                     2005        1.480            1.635           142,716
                                                     2004        1.294            1.480           146,421
                                                     2003        1.000            1.294                --

  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03)...........................................  2006        1.873            2.163         1,994,384
                                                     2005        1.777            1.873         1,906,379
                                                     2004        1.430            1.777           929,388
                                                     2003        1.000            1.430             5,544

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (8/03)...........................................  2006        1.376            1.466                --
                                                     2005        1.286            1.376           353,616
                                                     2004        1.226            1.286           143,448
                                                     2003        1.000            1.226            27,619

  Travelers Convertible Securities Subaccount
  (9/03)...........................................  2006        1.180            1.258                --
                                                     2005        1.194            1.180           389,362
                                                     2004        1.141            1.194           379,542
                                                     2003        1.000            1.141            25,027

  Travelers Disciplined Mid Cap Stock Subaccount
  (8/03)...........................................  2006        1.650            1.802                --
                                                     2005        1.490            1.650           824,421
                                                     2004        1.300            1.490           660,065
                                                     2003        1.000            1.300            48,134

  Travelers Equity Income Subaccount (9/03)........  2006        1.374            1.444                --
                                                     2005        1.336            1.374         1,015,732
                                                     2004        1.235            1.336           424,331
                                                     2003        1.000            1.235            43,114

  Travelers Federated High Yield Subaccount
  (7/03)...........................................  2006        1.217            1.248                --
                                                     2005        1.205            1.217           700,501
                                                     2004        1.109            1.205           459,955
                                                     2003        1.000            1.109            79,698

  Travelers Federated Stock Subaccount (10/03).....  2006        1.412            1.463                --
                                                     2005        1.362            1.412           106,315
                                                     2004        1.251            1.362            72,280
                                                     2003        1.000            1.251                --

  Travelers Large Cap Subaccount (11/03)...........  2006        1.334            1.375                --
                                                     2005        1.247            1.334           260,734
                                                     2004        1.189            1.247            56,997
                                                     2003        1.000            1.189                --

  Travelers Managed Allocation Series: Aggressive
  Subaccount (5/05)................................  2006        1.101            1.170                --
                                                     2005        1.019            1.101           217,807

  Travelers Managed Allocation Series: Conservative
  Subaccount (6/05)................................  2006        1.031            1.035                --
                                                     2005        1.017            1.031                --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Travelers Managed Allocation Series: Moderate
  Subaccount (5/05)................................  2006        1.068            1.106                --
                                                     2005        1.000            1.068         1,041,717

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (5/05).....................  2006        1.078            1.125                --
                                                     2005        1.000            1.078           522,363

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (5/05)...................  2006        1.047            1.068                --
                                                     2005        1.000            1.047           110,255

  Travelers Mercury Large Cap Core Subaccount
  (6/03)...........................................  2006        1.462            1.553                --
                                                     2005        1.325            1.462           401,161
                                                     2004        1.161            1.325           168,721
                                                     2003        1.000            1.161                --

  Travelers MFS(R) Mid Cap Growth Subaccount
  (6/03)...........................................  2006        1.462            1.547                --
                                                     2005        1.440            1.462           900,274
                                                     2004        1.282            1.440           443,087
                                                     2003        1.000            1.282            20,755

  Travelers MFS(R) Total Return Subaccount (6/03)..  2006        1.253            1.294                --
                                                     2005        1.236            1.253         3,821,058
                                                     2004        1.126            1.236         1,761,719
                                                     2003        1.000            1.126            56,519

  Travelers MFS(R) Value Subaccount (5/04).........  2006        1.165            1.259                --
                                                     2005        1.112            1.165           864,003
                                                     2004        0.962            1.112           298,850

  Travelers Mondrian International Stock Subaccount
  (8/03)...........................................  2006        1.556            1.788                --
                                                     2005        1.443            1.556           428,892
                                                     2004        1.266            1.443           249,460
                                                     2003        1.000            1.266                --

  Travelers Pioneer Fund Subaccount (6/03).........  2006        1.361            1.444                --
                                                     2005        1.304            1.361           260,735
                                                     2004        1.192            1.304           107,327
                                                     2003        1.000            1.192               961

  Travelers Pioneer Mid Cap Value Subaccount
  (5/05)...........................................  2006        1.051            1.106                --
                                                     2005        1.000            1.051            19,291

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Travelers Pioneer Strategic Income Subaccount
  (5/04)...........................................  2006        1.108            1.120                --
                                                     2005        1.086            1.108         1,091,583
                                                     2004        0.971            1.086           184,406

  Travelers Quality Bond Subaccount (6/03).........  2006        1.033            1.024                --
                                                     2005        1.033            1.033         1,830,184
                                                     2004        1.015            1.033           991,325
                                                     2003        1.000            1.015            82,924

  Travelers Strategic Equity Subaccount (8/03).....  2006        1.340            1.398                --
                                                     2005        1.334            1.340           191,904
                                                     2004        1.229            1.334            68,469
                                                     2003        1.000            1.229            21,722

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (5/05)................................  2006        1.107            1.274                --
                                                     2005        1.000            1.107             2,872

  Travelers Style Focus Series: Small Cap Value
  Subaccount (5/05)................................  2006        1.109            1.272                --
                                                     2005        1.000            1.109                --

  Travelers U.S. Government Securities Subaccount
  (7/04)...........................................  2006        1.075            1.037                --
                                                     2005        1.047            1.075         2,031,622
                                                     2004        1.003            1.047           785,536

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03)...........................................  2006        1.495            1.708         1,477,908
                                                     2005        1.458            1.495         1,507,051
                                                     2004        1.261            1.458           594,872
                                                     2003        1.000            1.261                --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (10/03)..........................................  2006        1.289            1.356            40,189
                                                     2005        1.214            1.289            37,961
                                                     2004        1.188            1.214            34,997
                                                     2003        1.000            1.188                --

Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (6/03)...........................................  2006        1.615            1.772         2,179,376
                                                     2005        1.406            1.615         1,864,337
                                                     2004        1.240            1.406           619,711
                                                     2003        1.000            1.240             7,398

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (7/03).........................  2006        1.405            1.574           145,996
                                                     2005        1.182            1.405           157,636
                                                     2004        1.185            1.182            60,121
                                                     2003        1.000            1.185             6,599

  VIP Mid Cap Subaccount (Service Class 2) (9/03)..  2006        2.013            2.227         2,870,769
                                                     2005        1.732            2.013         2,663,948
                                                     2004        1.411            1.732         1,199,255
                                                     2003        1.000            1.411            30,189




                         SEPARATE ACCOUNT CHARGES 2.60%



                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund,
  Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (6/03).................................  2006        1.183            1.145               --
                                                     2005        1.057            1.183               --
                                                     2004        1.000            1.057               --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03)...........................................  2006        1.236            1.450           26,525
                                                     2005        1.112            1.236           24,241
                                                     2004        1.000            1.112            5,051

  American Funds Growth Subaccount (Class 2)
  (6/03)...........................................  2006        1.228            1.318           59,867
                                                     2005        1.084            1.228           44,102
                                                     2004        1.000            1.084            7,719

  American Funds Growth-Income Subaccount (Class 2)
  (6/03)...........................................  2006        1.097            1.231           15,229
                                                     2005        1.063            1.097           15,383
                                                     2004        1.000            1.063           10,471

Capital Appreciation Fund
  Capital Appreciation Fund (8/03).................  2006        1.345            1.326               --
                                                     2005        1.168            1.345           26,302
                                                     2004        1.000            1.168               --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (8/03)...........................................  2006        1.343            1.735               --
                                                     2005        1.286            1.343           14,247
                                                     2004        1.000            1.286            4,335

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (7/03)...................................  2006        1.039            1.179               --
                                                     2005        1.021            1.039               --
                                                     2004        1.000            1.021               --

  Dreyfus VIF Developing Leaders Subaccount
  (Initial Shares) (7/03)..........................  2006        1.126            1.138           15,604
                                                     2005        1.092            1.126           12,961
                                                     2004        1.000            1.092               --

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (4/04)...............................  2006        1.197            1.298               --
                                                     2005        1.115            1.197           11,156
                                                     2004        1.000            1.115               --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (1/04)...............................  2006        1.199            1.332               --
                                                     2005        1.118            1.199               --
                                                     2004        1.000            1.118               --

Franklin Templeton Variable Insurance Products
  Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (8/03)........................................  2006        1.184            1.365               --
                                                     2005        1.099            1.184            3,577
                                                     2004        1.000            1.099            2,543

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (8/03)......................  2006        1.564            1.952           36,185
                                                     2005        1.260            1.564           32,685
                                                     2004        1.000            1.260               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03).................................  2006        1.239            1.467          114,538
                                                     2005        1.154            1.239          104,324
                                                     2004        1.000            1.154            4,481

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (8/03).................................  2006        1.186            1.408               --
                                                     2005        1.118            1.186               --
                                                     2004        1.000            1.118               --

High Yield Bond Trust
  High Yield Bond Trust (6/04).....................  2006        1.061            1.081               --
                                                     2005        1.074            1.061               --
                                                     2004        1.006            1.074               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (6/03)...........................................  2006        1.119            1.152               --
                                                     2005        1.067            1.119               --
                                                     2004        1.000            1.067               --

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (8/03)..........................  2006        1.135            1.176               --
                                                     2005        1.037            1.135               --
                                                     2004        1.000            1.037               --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (8/03)...................................  2006        1.142            1.200               --
                                                     2005        1.051            1.142               --
                                                     2004        1.000            1.051               --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (8/03)...................................  2006        1.117            1.283               --
                                                     2005        1.085            1.117               --
                                                     2004        1.000            1.085               --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (8/03)....  2006        1.139            1.268               --
                                                     2005        1.124            1.139               --
                                                     2004        1.000            1.124               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (6/03).......  2006        1.070            1.232               --
                                                     2005        1.056            1.070               --
                                                     2004        1.000            1.056               --

  LMPVPI Investors Subaccount (Class I) (8/03).....  2006        1.119            1.289               --
                                                     2005        1.078            1.119               --
                                                     2004        1.000            1.078               --

  LMPVPI Large Cap Growth Subaccount (Class I)
  (8/03)...........................................  2006        1.014            1.030               --
                                                     2005        0.989            1.014               --
                                                     2004        1.000            0.989               --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (7/03)...........................................  2006        1.190            1.308           12,485
                                                     2005        1.164            1.190            6,033
                                                     2004        1.000            1.164               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (8/03)...........................................  2006        1.127            1.220               --
                                                     2005        1.053            1.127               --
                                                     2004        1.000            1.053               --

  LMPVPII Equity Index Subaccount (Class II)
  (5/03)...........................................  2006        1.085            1.217               --
                                                     2005        1.068            1.085               --
                                                     2004        1.000            1.068               --

  LMPVPII Growth and Income Subaccount (Class I)
  (10/03)..........................................  2006        1.074            1.177               --
                                                     2005        1.064            1.074               --
                                                     2004        1.000            1.064               --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (11/03)..........................................  2006        0.994            1.008               --
                                                     2005        0.996            0.994            4,266
                                                     2004        1.000            0.996            2,774

  LMPVPIII Social Awareness Stock Subaccount
  (5/04)...........................................  2006        1.092            1.146               --
                                                     2005        1.074            1.092               --
                                                     2004        1.000            1.074               --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class
  VC) (8/03).......................................  2006        1.105            1.262           17,407
                                                     2005        1.098            1.105           16,054
                                                     2004        1.000            1.098               --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03)...........................................  2006        1.222            1.337               --
                                                     2005        1.159            1.222               --
                                                     2004        1.000            1.159               --

Managed Assets Trust
  Managed Assets Trust (5/04)......................  2006        1.083            1.114               --
                                                     2005        1.070            1.083               --
                                                     2004        1.000            1.070               --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)........................................  2006        1.333            1.260           32,759

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06)...........................................  2006        1.100            1.151               --

  MIST BlackRock Large-Cap Core Subaccount (Class
  A) (4/06)........................................  2006        1.297            1.364           14,379

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (4/06)...........................................  2006        1.259            1.333               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  MIST Harris Oakmark International Subaccount
  (Class A) (4/06) *...............................  2006        1.397            1.529            8,001

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)........................................  2006        1.326            1.351           28,582

  MIST Legg Mason Partners Managed Assets
  Subaccount (Class A) (4/06)......................  2006        1.114            1.169               --

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)........................................  2006        1.081            1.126               --

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06) *...............................  2006        1.001            1.070               --

  MIST Lord Abbett Mid-Cap Value Subaccount (Class
  B) (5/06)........................................  2006        0.964            1.065               --

  MIST Met/AIM Capital Appreciation Subaccount
  (Class A) (4/06).................................  2006        1.184            1.162           16,064

  MIST Met/AIM Small Cap Growth Subaccount (Class
  A) (4/06)........................................  2006        1.262            1.244               --

  MIST MFS(R) Value Subaccount (Class A) (4/06)....  2006        1.257            1.379               --

  MIST Neuberger Berman Real Estate Subaccount
  (Class A) (4/06).................................  2006        1.003            1.212           26,996

  MIST Pioneer Fund Subaccount (Class A) (4/06)....  2006        1.192            1.273               --

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (4/06)...........................................  2006        1.095            1.145               --

  MIST Pioneer Strategic Income Subaccount (Class
  A) (4/06)........................................  2006        1.121            1.153           31,011

  MIST Third Avenue Small Cap Value Subaccount
  (Class B) (4/06).................................  2006        1.003            1.022               --

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)........................................  2006        1.135            1.101               --

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06)...........................................  2006        1.008            1.040               --

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06)...........................................  2006        1.001            1.016           18,076

  MSF FI Large Cap Subaccount (Class A) (4/06).....  2006        1.139            1.147            5,420

  MSF FI Value Leaders Subaccount (Class D)
  (4/06)...........................................  2006        1.173            1.196           27,611

  MSF MetLife Aggressive Allocation Subaccount
  (4/06)...........................................  2006        1.002            1.053           18,621

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  MSF MetLife Conservative Allocation Subaccount
  (4/06)...........................................  2006        1.001            1.036               --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (4/06)................................  2006        1.002            1.042               --

  MSF MetLife Moderate Allocation Subaccount
  (4/06)...........................................  2006        1.002            1.047               --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (4/06)................................  2006        1.002            1.052           16,160

  MSF MFS(R) Total Return Subaccount (Class F)
  (4/06)...........................................  2006        1.129            1.199               --

  MSF Oppenheimer Global Equity Subaccount (Class
  B) (4/06)........................................  2006        0.996            1.044           15,731

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06).................................  2006        0.998            1.062               --

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)......................  2006        1.081            1.141               --

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *....................  2006        1.046            1.075            8,672

Money Market Portfolio
  Money Market Subaccount (8/03)...................  2006        0.995            1.001               --
                                                     2005        0.993            0.995           83,882
                                                     2004        1.000            0.993            2,496

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (6/04)...................................  2006        1.093            1.152               --
                                                     2005        1.061            1.093               --
                                                     2004        1.000            1.061               --

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (6/03)....................................  2006        1.060            1.040           49,596
                                                     2005        1.066            1.060           27,562
                                                     2004        1.000            1.066            5,161

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (6/03)....................................  2006        1.041            1.053           86,087
                                                     2005        1.043            1.041           54,099
                                                     2004        1.000            1.043            5,301

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (9/03).......................................  2006        1.265            1.575               --
                                                     2005        1.157            1.265               --
                                                     2004        1.000            1.157               --

  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03)...........................................  2006        1.242            1.420            4,065
                                                     2005        1.191            1.242            4,272
                                                     2004        1.000            1.191               --

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (8/03)...........................................  2006        1.116            1.184               --
                                                     2005        1.053            1.116           13,449
                                                     2004        1.000            1.053               --

  Travelers Convertible Securities Subaccount
  (9/03)...........................................  2006        1.018            1.081               --
                                                     2005        1.041            1.018               --
                                                     2004        1.000            1.041               --

  Travelers Disciplined Mid Cap Stock Subaccount
  (8/03)...........................................  2006        1.224            1.333               --
                                                     2005        1.117            1.224           30,403
                                                     2004        1.000            1.117               --

  Travelers Equity Income Subaccount (9/03)........  2006        1.120            1.173               --
                                                     2005        1.101            1.120           14,383
                                                     2004        1.000            1.101               --

  Travelers Federated High Yield Subaccount
  (7/03)...........................................  2006        1.076            1.100               --
                                                     2005        1.077            1.076               --
                                                     2004        1.000            1.077               --

  Travelers Federated Stock Subaccount (10/03).....  2006        1.106            1.142               --
                                                     2005        1.078            1.106               --
                                                     2004        1.000            1.078               --

  Travelers Large Cap Subaccount (11/03)...........  2006        1.109            1.139               --
                                                     2005        1.047            1.109            5,424
                                                     2004        1.000            1.047               --

  Travelers Managed Allocation Series: Aggressive
  Subaccount (5/05)................................  2006        1.093            1.158               --
                                                     2005        1.018            1.093           13,492

  Travelers Managed Allocation Series: Conservative
  Subaccount (6/05)................................  2006        1.024            1.024               --
                                                     2005        1.016            1.024               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Travelers Managed Allocation Series: Moderate
  Subaccount (5/05)................................  2006        1.060            1.095               --
                                                     2005        1.000            1.060               --

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (5/05).....................  2006        1.071            1.113               --
                                                     2005        1.000            1.071               --

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (5/05)...................  2006        1.040            1.057               --
                                                     2005        1.000            1.040               --

  Travelers Mercury Large Cap Core Subaccount
  (6/03)...........................................  2006        1.226            1.297               --
                                                     2005        1.123            1.226           12,062
                                                     2004        1.000            1.123               --

  Travelers MFS(R) Mid Cap Growth Subaccount
  (6/03)...........................................  2006        1.076            1.135               --
                                                     2005        1.072            1.076               --
                                                     2004        1.000            1.072               --

  Travelers MFS(R) Total Return Subaccount (6/03)..  2006        1.098            1.129               --
                                                     2005        1.094            1.098               --
                                                     2004        1.000            1.094               --

  Travelers MFS(R) Value Subaccount (5/04).........  2006        1.167            1.257               --
                                                     2005        1.125            1.167               --
                                                     2004        1.000            1.125               --

  Travelers Mondrian International Stock Subaccount
  (8/03)...........................................  2006        1.220            1.397               --
                                                     2005        1.143            1.220            7,892
                                                     2004        1.000            1.143               --

  Travelers Pioneer Fund Subaccount (6/03).........  2006        1.127            1.192               --
                                                     2005        1.092            1.127               --
                                                     2004        1.000            1.092               --

  Travelers Pioneer Mid Cap Value Subaccount
  (5/05)...........................................  2006        1.044            1.095               --
                                                     2005        1.000            1.044               --

  Travelers Pioneer Strategic Income Subaccount
  (5/04)...........................................  2006        1.113            1.121               --
                                                     2005        1.102            1.113            9,362
                                                     2004        1.000            1.102               --

  Travelers Quality Bond Subaccount (6/03).........  2006        1.020            1.008               --
                                                     2005        1.030            1.020            4,167
                                                     2004        1.000            1.030            2,682

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Travelers Strategic Equity Subaccount (8/03).....  2006        1.090            1.134               --
                                                     2005        1.096            1.090               --
                                                     2004        1.000            1.096               --

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (5/05)................................  2006        1.100            1.262               --
                                                     2005        1.000            1.100               --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (5/05)................................  2006        1.101            1.259               --
                                                     2005        1.000            1.101               --

  Travelers U.S. Government Securities Subaccount
  (7/04)...........................................  2006        1.089            1.046               --
                                                     2005        1.071            1.089            7,852
                                                     2004        1.031            1.071            5,154

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03)...........................................  2006        1.146            1.296               --
                                                     2005        1.129            1.146               --
                                                     2004        1.000            1.129               --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (10/03)..........................................  2006        1.089            1.133               --
                                                     2005        1.036            1.089               --
                                                     2004        1.000            1.036               --

Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (6/03)...........................................  2006        1.257            1.364           32,134
                                                     2005        1.105            1.257           25,132
                                                     2004        1.000            1.105               --

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (7/03).........................  2006        1.221            1.354               --
                                                     2005        1.038            1.221               --
                                                     2004        1.000            1.038               --

  VIP Mid Cap Subaccount (Service Class 2) (9/03)..  2006        1.409            1.543           34,882
                                                     2005        1.225            1.409           17,873
                                                     2004        1.000            1.225               --



* We are waiving a portion of the Mortality and Expense Risk charge for this Subaccount. Please see "Fee Table -- Annual Separate Account Charges" for more information.

The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006.

Number of Units Outstanding at End of Year may include units for Contract Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see Appendix C for more information on Variable Funding Option name changes, mergers and substitutions.

Effective on or about 02/25/2005, The Travelers Series Trust-MFS Emerging Growth Portfolio merged into The Travelers Series Trust-MFS Mid Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Alliance Bernstein Variable Products Series Fund-AllianceBernstein Large Cap Growth Portfolio was replaced by Metropolitan Series Fund, Inc.-T. Rowe Price Large Cap Growth and is no longer available as a funding option.

Effective on or about 05/01/2006, Capital Appreciation Fund merged into Met Investors Series Trust-Janus Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Delaware VIP Trust-Delaware VIP REIT Series was replaced by Met Investors Series Trust-Neuberger Berman Real Estate Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, FAM Variable Series Fund, Inc.-Mercury Value Opportunities V.I. Fund was replaced by Met Investors Series Trust-Third Avenue Small Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, FAM Variable Series Fund, Inc.-Mercury Global Allocation V.I. Portfolio was replaced by Metropolitan Series Fund, Inc.- Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Franklin Templeton VIP Trust-Mutual Shares Securities Fund was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Franklin Templeton VIP Trust-Templeton Growth Securities Fund was replaced by Metropolitan Series Fund, Inc.-Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, High Yield Bond Trust merged into Metropolitan Series Fund, Inc.-Western Asset Management High Yield Bond Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Janus Aspen Series-Janus Aspen Balanced Portfolio was replaced by Metropolitan Series Fund, Inc.-MFS(R) Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Managed Assets Trust merged into Met Investors Series Trust-Legg Mason Partners Managed Assets Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Money Market Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Money Market Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Oppenheimer Variable Account Funds-Oppenheimer Main Street Fund/VA was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-AIM Capital Appreciation Portfolio merged into Met Investors Series Trust-MET/AIM Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Convertible Securities Portfolio merged into Met Investors Series Trust-Lord Abbett Bond Debenture Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Disciplined Mid Cap Stock Portfolio merged into Met Investors Series Trust-Batterymarch Mid-Cap Stock Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Equity Income Portfolio merged into Metropolitan Series Fund, Inc.-FI Value Leaders Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Federated High Yield Portfolio merged into Met Investors Series Trust-Federated High Yield Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Federated Stock Portfolio merged into Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Large Cap Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Managed Allocation
Series: Aggressive Portfolio merged into Metropolitan Series Fund, Inc.-MetLife Aggressive Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Managed Allocation
Series: Conservative Portfolio merged into Metropolitan Series Fund, Inc.- MetLife Conservative Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Managed Allocation
Series: Moderate -- Aggressive Portfolio merged into Metropolitan Series Fund, Inc.-MetLife Moderate to Aggressive Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Managed Allocation
Series: Moderate -- Conservative Portfolio merged into Metropolitan Series Fund, Inc.-MetLife Conservative to Moderate Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Managed Allocation
Series: Moderate Portfolio merged into Metropolitan Series Fund, Inc.-MetLife Moderate Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Mercury Large Cap Core Portfolio merged into Met Investors Series Trust-Mercury Large-Cap Core Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-MFS(R) Mid Cap Growth Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Aggressive Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-MFS(R) Total Return Portfolio merged into Metropolitan Series Fund, Inc.-MFS(R) Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-MFS(R) Value Portfolio merged into Met Investors Series Trust-MFS(R) Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Mondrian International Stock Portfolio merged into Met Investors Series Trust-Harris Oakmark International Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Pioneer Fund Portfolio merged into Met Investors Series Trust-Pioneer Fund Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Pioneer Mid-Cap Value Portfolio merged into Met Investors Series Trust-Pioneer Mid-Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Pioneer Strategic Income Portfolio merged into Met Investors Series Trust-Pioneer Strategic Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Strategic Equity Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Style Focus Series:
Small Cap Growth Portfolio merged into Met Investors Series Trust-MET/AIM Small Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Style Focus Series:
Small Cap Value Portfolio merged into Met Investors Series Trust-Dreman Small-Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Travelers Quality Bond Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Bond Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-U.S. Government Securities Portfolio merged into Metropolitan Series Fund, Inc.-Western Asset Management U.S. Government Portfolio and is no longer available as a funding option.

Effective on or about 11/13/2006, Lazard Retirement Series, Inc.-Lazard Retirement Small Cap Portfolio was replaced by Met Investors Series Trust-Third Avenue Small Cap Value Portfolio and is no longer available as a funding option.

                                   APPENDIX B

                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

          METLIFE OF CT SEPARATE ACCOUNT TWELVE FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix F. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.55%



                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund,
  Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (6/03).................................  2006        1.383            1.353                --
                                                     2005        1.223            1.383           324,527
                                                     2004        1.146            1.223           345,656
                                                     2003        1.000            1.146            16,053

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03)...........................................  2006        1.657            1.964         1,027,778
                                                     2005        1.475            1.657           980,562
                                                     2004        1.320            1.475           669,593
                                                     2003        1.000            1.320           107,147

  American Funds Growth Subaccount (Class 2)
  (5/03)...........................................  2006        1.596            1.732         3,209,202
                                                     2005        1.395            1.596         2,875,953
                                                     2004        1.259            1.395         1,906,773
                                                     2003        1.000            1.259           362,594

  American Funds Growth-Income Subaccount (Class 2)
  (5/03)...........................................  2006        1.423            1.614         2,751,161
                                                     2005        1.366            1.423         2,700,015
                                                     2004        1.257            1.366         2,164,373
                                                     2003        1.000            1.257           507,723

Capital Appreciation Fund
  Capital Appreciation Fund (6/03).................  2006        1.666            1.649                --
                                                     2005        1.432            1.666           516,901
                                                     2004        1.217            1.432           159,892
                                                     2003        1.000            1.217            43,045

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (6/03)...........................................  2006        1.726            2.254                --
                                                     2005        1.635            1.726           812,062
                                                     2004        1.264            1.635           466,888
                                                     2003        1.000            1.264           214,026

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (5/03)...................................  2006        1.245            1.428           231,216
                                                     2005        1.212            1.245           233,505
                                                     2004        1.171            1.212           185,016
                                                     2003        1.000            1.171            94,211

  Dreyfus VIF Developing Leaders Subaccount
  (Initial Shares) (5/03)..........................  2006        1.467            1.499           529,396
                                                     2005        1.408            1.467           529,436
                                                     2004        1.285            1.408           384,633
                                                     2003        1.000            1.285           126,524

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (3/04)...............................  2006        1.316            1.431                --
                                                     2005        1.213            1.316           448,751
                                                     2004        1.079            1.213            33,081
                                                     2003        1.000            1.079                --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (1/04)...............................  2006        1.313            1.464                --
                                                     2005        1.211            1.313           282,039
                                                     2004        1.072            1.211           145,142
                                                     2003        1.000            1.072                --

Franklin Templeton Variable Insurance Products
  Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (6/03)........................................  2006        1.457            1.699                --
                                                     2005        1.339            1.457           304,120
                                                     2004        1.207            1.339           193,876
                                                     2003        1.000            1.207             7,338

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (6/03)......................  2006        2.279            2.874           333,224
                                                     2005        1.816            2.279           249,123
                                                     2004        1.479            1.816            78,775
                                                     2003        1.000            1.479            25,292

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (6/03).................................  2006        1.694            2.026         1,540,453
                                                     2005        1.562            1.694         1,428,943
                                                     2004        1.338            1.562         1,101,088
                                                     2003        1.105            1.338           354,061

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (6/03).................................  2006        1.626            1.950                --
                                                     2005        1.517            1.626           986,123
                                                     2004        1.328            1.517           548,723
                                                     2003        1.000            1.328           207,543

High Yield Bond Trust
  High Yield Bond Trust (6/04).....................  2006        1.060            1.084                --
                                                     2005        1.063            1.060           413,926
                                                     2004        0.992            1.063           153,995

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (6/03)...........................................  2006        1.237            1.278                --
                                                     2005        1.167            1.237            51,892
                                                     2004        1.094            1.167            84,750
                                                     2003        1.000            1.094            70,254

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (5/03)..........................  2006        1.483            1.552            42,020
                                                     2005        1.340            1.483            42,127
                                                     2004        1.192            1.340            51,154
                                                     2003        1.000            1.192            16,753

  Janus Aspen Global Technology Subaccount (Service
  Shares) (5/03)...................................  2006        1.508            1.601            56,718
                                                     2005        1.373            1.508            51,380
                                                     2004        1.386            1.373            31,862
                                                     2003        1.000            1.386             5,819

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (6/03)...................................  2006        1.341            1.558            15,500
                                                     2005        1.290            1.341            11,554
                                                     2004        1.254            1.290            15,488
                                                     2003        1.000            1.254             7,230

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (6/03)....  2006        1.546            1.735                --
                                                     2005        1.509            1.546           334,457
                                                     2004        1.334            1.509           271,934
                                                     2003        1.000            1.334            46,626

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (6/03).......  2006        1.432            1.665           585,818
                                                     2005        1.398            1.432           596,005
                                                     2004        1.311            1.398           496,976
                                                     2003        1.000            1.311           118,693

  LMPVPI Investors Subaccount (Class I) (6/03).....  2006        1.452            1.691           248,255
                                                     2005        1.385            1.452           270,785
                                                     2004        1.274            1.385           243,439
                                                     2003        1.000            1.274            79,932

  LMPVPI Large Cap Growth Subaccount (Class I)
  (6/03)...........................................  2006        1.341            1.377           409,398
                                                     2005        1.295            1.341           428,487
                                                     2004        1.308            1.295           439,647
                                                     2003        1.000            1.308            83,812

  LMPVPI Small Cap Growth Subaccount (Class I)
  (6/03)...........................................  2006        1.674            1.859           364,707
                                                     2005        1.621            1.674           347,774
                                                     2004        1.430            1.621           316,142
                                                     2003        1.000            1.430            90,128

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (6/03)...........................................  2006        1.480            1.619         1,028,832
                                                     2005        1.368            1.480           900,301
                                                     2004        1.274            1.368           826,093
                                                     2003        1.000            1.274           217,388

  LMPVPII Equity Index Subaccount (Class II)
  (5/03)...........................................  2006        1.350            1.531         1,146,812
                                                     2005        1.316            1.350         1,215,603
                                                     2004        1.212            1.316           873,043
                                                     2003        1.000            1.212           264,893

  LMPVPII Growth and Income Subaccount (Class I)
  (7/03)...........................................  2006        1.338            1.481           150,022
                                                     2005        1.311            1.338           171,124
                                                     2004        1.229            1.311           141,262
                                                     2003        1.000            1.229            13,315

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (11/03)..........................................  2006        1.003            1.028           120,413
                                                     2005        0.995            1.003           122,566
                                                     2004        0.999            0.995            73,311
                                                     2003        1.000            0.999             5,007

  LMPVPIII Social Awareness Stock Subaccount
  (6/04)...........................................  2006        1.075            1.140           332,818
                                                     2005        1.046            1.075           224,714
                                                     2004        0.986            1.046           145,073

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class
  VC) (6/03).......................................  2006        1.402            1.619           677,052
                                                     2005        1.379            1.402           633,649
                                                     2004        1.243            1.379           368,767
                                                     2003        1.000            1.243            22,147

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (5/03)...........................................  2006        1.638            1.810           922,612
                                                     2005        1.537            1.638           887,659
                                                     2004        1.258            1.537           427,320
                                                     2003        1.000            1.258            39,701

Managed Assets Trust
  Managed Assets Trust (5/04)......................  2006        1.085            1.120                --
                                                     2005        1.061            1.085           206,919
                                                     2004        0.962            1.061            39,365

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)........................................  2006        1.802            1.716           458,660

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06)...........................................  2006        1.248            1.316           546,901

  MIST BlackRock Large-Cap Core Subaccount (Class
  A) (4/06)........................................  2006        1.553            1.645           177,127

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (4/06)...........................................  2006        1.272            1.356             9,728

  MIST Harris Oakmark International Subaccount
  (Class A) (4/06) *...............................  2006        1.788            1.970           300,556

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)........................................  2006        1.649            1.691           581,489

  MIST Legg Mason Partners Managed Assets
  Subaccount (Class A) (4/06)......................  2006        1.120            1.184           223,726

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)........................................  2006        1.258            1.318           420,566

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06).................................  2006        1.001            1.078           792,975

  MIST Lord Abbett Mid-Cap Value Subaccount (Class
  B) (5/06)........................................  2006        0.964            1.072             8,277

  MIST Met/AIM Capital Appreciation Subaccount
  (Class A) (4/06).................................  2006        1.466            1.449           178,130

  MIST Met/AIM Small Cap Growth Subaccount (Class
  A) (4/06)........................................  2006        1.274            1.265            29,624

  MIST MFS(R) Value Subaccount (Class A) (4/06)....  2006        1.259            1.392           528,618

  MIST Neuberger Berman Real Estate Subaccount
  (Class A) (4/06).................................  2006        1.003            1.221         1,427,114

  MIST Pioneer Fund Subaccount (Class A) (4/06)....  2006        1.444            1.553            27,055

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (4/06)...........................................  2006        1.106            1.164            51,663

  MIST Pioneer Strategic Income Subaccount (Class
  A) (4/06)........................................  2006        1.120            1.160           441,365

  MIST Third Avenue Small Cap Value Subaccount
  (Class B) (4/06).................................  2006        1.003            1.029         1,020,359

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)........................................  2006        1.547            1.510           519,544

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06)...........................................  2006        1.011            1.034         5,567,424

  MSF FI Large Cap Subaccount (Class A) (4/06).....  2006        1.375            1.394           619,387

  MSF FI Value Leaders Subaccount (Class D)
  (4/06)...........................................  2006        1.444            1.482           457,020

  MSF MetLife Aggressive Allocation Subaccount
  (4/06)...........................................  2006        1.002            1.061            29,037

  MSF MetLife Conservative Allocation Subaccount
  (4/06)...........................................  2006        1.001            1.043            60,047

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (4/06)................................  2006        1.002            1.050           147,662

  MSF MetLife Moderate Allocation Subaccount
  (4/06)...........................................  2006        1.002            1.055           123,677

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (4/06)................................  2006        1.002            1.060            49,304

  MSF MFS(R) Total Return Subaccount (Class F)
  (4/06)...........................................  2006        1.294            1.383         2,312,866

  MSF Oppenheimer Global Equity Subaccount (Class
  B) (4/06)........................................  2006        0.996            1.051         2,113,340

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06).................................  2006        0.998            1.069           416,917

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)......................  2006        1.084            1.153           463,739

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *....................  2006        1.037            1.073           407,944

Money Market Portfolio
  Money Market Subaccount (5/03)...................  2006        1.002            1.011                --
                                                     2005        0.989            1.002         4,726,476
                                                     2004        0.994            0.989         4,706,703
                                                     2003        1.000            0.994         2,282,924

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (6/04)...................................  2006        1.096            1.159                --
                                                     2005        1.053            1.096           118,737
                                                     2004        0.989            1.053            45,971

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (6/03)....................................  2006        1.128            1.119         1,161,123
                                                     2005        1.122            1.128         1,303,136
                                                     2004        1.047            1.122           935,360
                                                     2003        1.000            1.047           107,358

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/03)....................................  2006        1.055            1.079         2,151,476
                                                     2005        1.046            1.055         2,359,675
                                                     2004        1.013            1.046         1,682,957
                                                     2003        1.000            1.013           537,429

Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (5/03).......................................  2006        1.635            2.056             7,618
                                                     2005        1.480            1.635             5,006
                                                     2004        1.294            1.480            19,018
                                                     2003        1.000            1.294            15,582

  Putnam VT Small Cap Value Subaccount (Class IB)
  (5/03)...........................................  2006        1.873            2.163           856,841
                                                     2005        1.777            1.873           887,393
                                                     2004        1.430            1.777           613,690
                                                     2003        1.000            1.430           221,355

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (5/03)...........................................  2006        1.376            1.466                --
                                                     2005        1.286            1.376           178,426
                                                     2004        1.226            1.286           137,921
                                                     2003        1.000            1.226            63,002

  Travelers Convertible Securities Subaccount
  (6/03)...........................................  2006        1.180            1.258                --
                                                     2005        1.194            1.180           412,451
                                                     2004        1.141            1.194           264,563
                                                     2003        1.000            1.141            78,242

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/03)...........................................  2006        1.650            1.802                --
                                                     2005        1.490            1.650           512,542
                                                     2004        1.300            1.490           430,315
                                                     2003        1.000            1.300           126,191

  Travelers Equity Income Subaccount (5/03)........  2006        1.374            1.444                --
                                                     2005        1.336            1.374           494,813
                                                     2004        1.235            1.336           365,896
                                                     2003        1.000            1.235           152,992

  Travelers Federated High Yield Subaccount
  (5/03)...........................................  2006        1.217            1.248                --
                                                     2005        1.205            1.217           580,851
                                                     2004        1.109            1.205           521,708
                                                     2003        1.000            1.109           198,335

  Travelers Federated Stock Subaccount (6/03)......  2006        1.412            1.463                --
                                                     2005        1.362            1.412            96,372
                                                     2004        1.251            1.362            86,641
                                                     2003        1.000            1.251             2,080

  Travelers Large Cap Subaccount (6/03)............  2006        1.334            1.375                --
                                                     2005        1.247            1.334           367,191
                                                     2004        1.189            1.247           307,943
                                                     2003        1.000            1.189           161,977

  Travelers Managed Allocation Series: Aggressive
  Subaccount (5/05)................................  2006        1.101            1.170                --
                                                     2005        1.000            1.101                --

  Travelers Managed Allocation Series: Conservative
  Subaccount (5/05)................................  2006        1.031            1.035                --
                                                     2005        1.000            1.031            58,058

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Travelers Managed Allocation Series: Moderate
  Subaccount (5/05)................................  2006        1.068            1.106                --
                                                     2005        0.998            1.068            78,423

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (5/05).....................  2006        1.078            1.125                --
                                                     2005        1.005            1.078           393,826

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (6/05)...................  2006        1.047            1.068                --
                                                     2005        1.015            1.047            54,556

  Travelers Mercury Large Cap Core Subaccount
  (6/03)...........................................  2006        1.462            1.553                --
                                                     2005        1.325            1.462           174,845
                                                     2004        1.161            1.325            85,168
                                                     2003        1.000            1.161            31,020

  Travelers MFS(R) Mid Cap Growth Subaccount
  (6/03)...........................................  2006        1.462            1.547                --
                                                     2005        1.440            1.462           527,750
                                                     2004        1.282            1.440           250,817
                                                     2003        1.000            1.282            41,032

  Travelers MFS(R) Total Return Subaccount (5/03)..  2006        1.253            1.294                --
                                                     2005        1.236            1.253         2,440,748
                                                     2004        1.126            1.236         1,601,590
                                                     2003        1.000            1.126           279,557

  Travelers MFS(R) Value Subaccount (5/04).........  2006        1.165            1.259                --
                                                     2005        1.112            1.165           528,595
                                                     2004        0.965            1.112           347,657

  Travelers Mondrian International Stock Subaccount
  (6/03)...........................................  2006        1.556            1.788                --
                                                     2005        1.443            1.556           282,505
                                                     2004        1.266            1.443           152,666
                                                     2003        1.000            1.266            38,252

  Travelers Pioneer Fund Subaccount (6/03).........  2006        1.361            1.444                --
                                                     2005        1.304            1.361            30,500
                                                     2004        1.192            1.304            28,729
                                                     2003        1.000            1.192                --

  Travelers Pioneer Mid Cap Value Subaccount
  (9/05)...........................................  2006        1.051            1.106                --
                                                     2005        1.047            1.051             3,206

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Travelers Pioneer Strategic Income Subaccount
  (6/04)...........................................  2006        1.108            1.120                --
                                                     2005        1.086            1.108           477,455
                                                     2004        0.979            1.086            90,999

  Travelers Quality Bond Subaccount (5/03).........  2006        1.033            1.024                --
                                                     2005        1.033            1.033         1,980,630
                                                     2004        1.015            1.033         1,784,530
                                                     2003        1.000            1.015           710,242

  Travelers Strategic Equity Subaccount (6/03).....  2006        1.340            1.398                --
                                                     2005        1.334            1.340           173,343
                                                     2004        1.229            1.334           129,587
                                                     2003        1.000            1.229            79,991

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (6/05)................................  2006        1.107            1.274                --
                                                     2005        1.009            1.107            27,453

  Travelers Style Focus Series: Small Cap Value
  Subaccount (6/05)................................  2006        1.109            1.272                --
                                                     2005        1.044            1.109                --

  Travelers U.S. Government Securities Subaccount
  (5/04)...........................................  2006        1.075            1.037                --
                                                     2005        1.047            1.075           400,868
                                                     2004        0.979            1.047            37,571

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03)...........................................  2006        1.495            1.708           453,286
                                                     2005        1.458            1.495           438,110
                                                     2004        1.261            1.458           277,863
                                                     2003        1.000            1.261           121,041

  Van Kampen LIT Enterprise Subaccount (Class II)
  (6/03)...........................................  2006        1.289            1.356             3,111
                                                     2005        1.214            1.289             6,728
                                                     2004        1.188            1.214             7,821
                                                     2003        1.000            1.188             1,155

Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (6/03)...........................................  2006        1.615            1.772         1,226,982
                                                     2005        1.406            1.615         1,025,137
                                                     2004        1.240            1.406           486,471
                                                     2003        1.000            1.240            90,383

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (7/03).........................  2006        1.405            1.574           112,830
                                                     2005        1.182            1.405           113,399
                                                     2004        1.185            1.182           148,933
                                                     2003        1.000            1.185            22,272

  VIP Mid Cap Subaccount (Service Class 2) (5/03)..  2006        2.013            2.227         1,573,761
                                                     2005        1.732            2.013         1,535,654
                                                     2004        1.411            1.732           846,870
                                                     2003        1.000            1.411           178,932




                         SEPARATE ACCOUNT CHARGES 2.60%



                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund,
  Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (6/03).................................  2006        1.183            1.145               --
                                                     2005        1.057            1.183               --
                                                     2004        1.000            1.057               --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03)...........................................  2006        1.236            1.450           14,805
                                                     2005        1.112            1.236           15,833
                                                     2004        1.000            1.112               --

  American Funds Growth Subaccount (Class 2)
  (5/03)...........................................  2006        1.228            1.318          102,366
                                                     2005        1.084            1.228          102,272
                                                     2004        1.000            1.084               --

  American Funds Growth-Income Subaccount (Class 2)
  (5/03)...........................................  2006        1.097            1.231          281,747
                                                     2005        1.063            1.097          286,163
                                                     2004        1.000            1.063               --

Capital Appreciation Fund
  Capital Appreciation Fund (6/03).................  2006        1.345            1.326               --
                                                     2005        1.168            1.345              929
                                                     2004        1.000            1.168               --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (6/03)...........................................  2006        1.343            1.735               --
                                                     2005        1.286            1.343            9,335
                                                     2004        1.000            1.286               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (5/03)...................................  2006        1.039            1.179            8,985
                                                     2005        1.021            1.039            8,990
                                                     2004        1.000            1.021               --

  Dreyfus VIF Developing Leaders Subaccount
  (Initial Shares) (5/03)..........................  2006        1.126            1.138               --
                                                     2005        1.092            1.126               --
                                                     2004        1.000            1.092               --

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (3/04)...............................  2006        1.197            1.298               --
                                                     2005        1.115            1.197           21,413
                                                     2004        1.000            1.115               --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (1/04)...............................  2006        1.199            1.332               --
                                                     2005        1.118            1.199          113,859
                                                     2004        1.000            1.118               --

Franklin Templeton Variable Insurance Products
  Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (6/03)........................................  2006        1.184            1.365               --
                                                     2005        1.099            1.184               --
                                                     2004        1.000            1.099               --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (6/03)......................  2006        1.564            1.952           23,172
                                                     2005        1.260            1.564           26,002
                                                     2004        1.000            1.260               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (6/03).................................  2006        1.239            1.467            9,086
                                                     2005        1.154            1.239            9,092
                                                     2004        1.000            1.154               --

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (6/03).................................  2006        1.186            1.408               --
                                                     2005        1.118            1.186              976
                                                     2004        1.000            1.118               --

High Yield Bond Trust
  High Yield Bond Trust (6/04).....................  2006        1.061            1.081               --
                                                     2005        1.074            1.061           33,026
                                                     2004        1.008            1.074               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (6/03)...........................................  2006        1.119            1.152               --
                                                     2005        1.067            1.119               --
                                                     2004        1.000            1.067               --

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (5/03)..........................  2006        1.135            1.176               --
                                                     2005        1.037            1.135               --
                                                     2004        1.000            1.037               --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (5/03)...................................  2006        1.142            1.200               --
                                                     2005        1.051            1.142               --
                                                     2004        1.000            1.051               --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (6/03)...................................  2006        1.117            1.283               --
                                                     2005        1.085            1.117               --
                                                     2004        1.000            1.085               --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (6/03)....  2006        1.139            1.268               --
                                                     2005        1.124            1.139            1,014
                                                     2004        1.000            1.124               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (6/03).......  2006        1.070            1.232               --
                                                     2005        1.056            1.070               --
                                                     2004        1.000            1.056               --

  LMPVPI Investors Subaccount (Class I) (6/03).....  2006        1.119            1.289               --
                                                     2005        1.078            1.119               --
                                                     2004        1.000            1.078               --

  LMPVPI Large Cap Growth Subaccount (Class I)
  (6/03)...........................................  2006        1.014            1.030               --
                                                     2005        0.989            1.014               --
                                                     2004        1.000            0.989               --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (6/03)...........................................  2006        1.190            1.308               --
                                                     2005        1.164            1.190               --
                                                     2004        1.000            1.164               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (6/03)...........................................  2006        1.127            1.220            5,016
                                                     2005        1.053            1.127            5,019
                                                     2004        1.000            1.053               --

  LMPVPII Equity Index Subaccount (Class II)
  (5/03)...........................................  2006        1.085            1.217               --
                                                     2005        1.068            1.085               --
                                                     2004        1.000            1.068               --

  LMPVPII Growth and Income Subaccount (Class I)
  (7/03)...........................................  2006        1.074            1.177               --
                                                     2005        1.064            1.074               --
                                                     2004        1.000            1.064               --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (11/03)..........................................  2006        0.994            1.008               --
                                                     2005        0.996            0.994               --
                                                     2004        1.000            0.996               --

  LMPVPIII Social Awareness Stock Subaccount
  (6/04)...........................................  2006        1.092            1.146           10,685
                                                     2005        1.074            1.092           10,309
                                                     2004        1.018            1.074               --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class
  VC) (6/03).......................................  2006        1.105            1.262           67,831
                                                     2005        1.098            1.105           68,693
                                                     2004        1.000            1.098               --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (5/03)...........................................  2006        1.222            1.337           23,542
                                                     2005        1.159            1.222           23,021
                                                     2004        1.000            1.159               --

Managed Assets Trust
  Managed Assets Trust (5/04)......................  2006        1.083            1.114               --
                                                     2005        1.070            1.083           42,651
                                                     2004        1.000            1.070               --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)........................................  2006        1.333            1.260            9,745

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06)...........................................  2006        1.100            1.151           60,073

  MIST BlackRock Large-Cap Core Subaccount (Class
  A) (4/06)........................................  2006        1.297            1.364           19,639

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (4/06)...........................................  2006        1.259            1.333               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  MIST Harris Oakmark International Subaccount
  (Class A) (4/06) *...............................  2006        1.397            1.529           37,547

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)........................................  2006        1.326            1.351              869

  MIST Legg Mason Partners Managed Assets
  Subaccount (Class A) (4/06)......................  2006        1.114            1.169           42,651

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)........................................  2006        1.081            1.126               --

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06) *...............................  2006        1.001            1.070           24,855

  MIST Lord Abbett Mid-Cap Value Subaccount (Class
  B) (5/06)........................................  2006        0.963            1.065               --

  MIST Met/AIM Capital Appreciation Subaccount
  (Class A) (4/06).................................  2006        1.184            1.162           10,137

  MIST Met/AIM Small Cap Growth Subaccount (Class
  A) (4/06)........................................  2006        1.262            1.244               --

  MIST MFS(R) Value Subaccount (Class A) (4/06)....  2006        1.257            1.379           16,458

  MIST Neuberger Berman Real Estate Subaccount
  (Class A) (4/06).................................  2006        1.003            1.212           11,580

  MIST Pioneer Fund Subaccount (Class A) (4/06)....  2006        1.192            1.273               --

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (4/06)...........................................  2006        1.095            1.145               --

  MIST Pioneer Strategic Income Subaccount (Class
  A) (4/06)........................................  2006        1.121            1.153           41,329

  MIST Third Avenue Small Cap Value Subaccount
  (Class B) (4/06).................................  2006        1.003            1.022          151,447

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)........................................  2006        1.135            1.101               --

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06)...........................................  2006        1.001            1.016           24,809

  MSF FI Large Cap Subaccount (Class A) (4/06).....  2006        1.139            1.147               --

  MSF FI Value Leaders Subaccount (Class D)
  (4/06)...........................................  2006        1.173            1.196           19,263

  MSF MetLife Aggressive Allocation Subaccount
  (4/06)...........................................  2006        1.002            1.053               --

  MSF MetLife Conservative Allocation Subaccount
  (4/06)...........................................  2006        1.001            1.036               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  MSF MetLife Conservative to Moderate Allocation
  Subaccount (4/06)................................  2006        1.002            1.042               --

  MSF MetLife Moderate Allocation Subaccount
  (4/06)...........................................  2006        1.002            1.047               --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (4/06)................................  2006        1.002            1.052               --

  MSF MFS(R) Total Return Subaccount (Class F)
  (4/06)...........................................  2006        1.129            1.199          233,011

  MSF Oppenheimer Global Equity Subaccount (Class
  B) (4/06) *......................................  2006        0.996            1.044           28,972

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06).................................  2006        0.998            1.062               --

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)......................  2006        1.081            1.141           35,053

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *....................  2006        1.046            1.075               --

Money Market Portfolio
  Money Market Subaccount (5/03)...................  2006        0.995            1.001               --
                                                     2005        0.993            0.995           22,497
                                                     2004        1.000            0.993               --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (6/04)...................................  2006        1.093            1.152               --
                                                     2005        1.061            1.093           20,308
                                                     2004        1.003            1.061               --

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (6/03)....................................  2006        1.060            1.040          105,994
                                                     2005        1.066            1.060           97,484
                                                     2004        1.000            1.066               --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (5/03)....................................  2006        1.041            1.053           46,747
                                                     2005        1.043            1.041           44,303
                                                     2004        1.000            1.043               --

Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (5/03).......................................  2006        1.265            1.575               --
                                                     2005        1.157            1.265               --
                                                     2004        1.000            1.157               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Putnam VT Small Cap Value Subaccount (Class IB)
  (5/03)...........................................  2006        1.242            1.420            8,448
                                                     2005        1.191            1.242            8,555
                                                     2004        1.000            1.191               --

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (5/03)...........................................  2006        1.116            1.184               --
                                                     2005        1.053            1.116           10,144
                                                     2004        1.000            1.053               --

  Travelers Convertible Securities Subaccount
  (6/03)...........................................  2006        1.018            1.081               --
                                                     2005        1.041            1.018               --
                                                     2004        1.000            1.041               --

  Travelers Disciplined Mid Cap Stock Subaccount
  (6/03)...........................................  2006        1.224            1.333               --
                                                     2005        1.117            1.224            9,260
                                                     2004        1.000            1.117               --

  Travelers Equity Income Subaccount (5/03)........  2006        1.120            1.173               --
                                                     2005        1.101            1.120           17,767
                                                     2004        1.000            1.101               --

  Travelers Federated High Yield Subaccount
  (5/03)...........................................  2006        1.076            1.100               --
                                                     2005        1.077            1.076           57,514
                                                     2004        1.000            1.077               --

  Travelers Federated Stock Subaccount (6/03)......  2006        1.106            1.142               --
                                                     2005        1.078            1.106               --
                                                     2004        1.000            1.078               --

  Travelers Large Cap Subaccount (6/03)............  2006        1.109            1.139               --
                                                     2005        1.047            1.109               --
                                                     2004        1.000            1.047               --

  Travelers Managed Allocation Series: Aggressive
  Subaccount (5/05)................................  2006        1.093            1.158               --
                                                     2005        1.000            1.093               --

  Travelers Managed Allocation Series: Conservative
  Subaccount (5/05)................................  2006        1.024            1.024               --
                                                     2005        1.000            1.024               --

  Travelers Managed Allocation Series: Moderate
  Subaccount (5/05)................................  2006        1.060            1.095               --
                                                     2005        0.998            1.060               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (5/05).....................  2006        1.071            1.113               --
                                                     2005        1.005            1.071               --

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (6/05)...................  2006        1.040            1.057               --
                                                     2005        1.014            1.040               --

  Travelers Mercury Large Cap Core Subaccount
  (6/03)...........................................  2006        1.226            1.297               --
                                                     2005        1.123            1.226           19,115
                                                     2004        1.000            1.123               --

  Travelers MFS(R) Mid Cap Growth Subaccount
  (6/03)...........................................  2006        1.076            1.135               --
                                                     2005        1.072            1.076               --
                                                     2004        1.000            1.072               --

  Travelers MFS(R) Total Return Subaccount (5/03)..  2006        1.098            1.129               --
                                                     2005        1.094            1.098          230,513
                                                     2004        1.000            1.094               --

  Travelers MFS(R) Value Subaccount (5/04).........  2006        1.167            1.257               --
                                                     2005        1.125            1.167           17,195
                                                     2004        1.000            1.125               --

  Travelers Mondrian International Stock Subaccount
  (6/03)...........................................  2006        1.220            1.397               --
                                                     2005        1.143            1.220           42,629
                                                     2004        1.000            1.143               --

  Travelers Pioneer Fund Subaccount (6/03).........  2006        1.127            1.192               --
                                                     2005        1.092            1.127               --
                                                     2004        1.000            1.092               --

  Travelers Pioneer Mid Cap Value Subaccount
  (9/05)...........................................  2006        1.044            1.095               --
                                                     2005        1.044            1.044               --

  Travelers Pioneer Strategic Income Subaccount
  (6/04)...........................................  2006        1.113            1.121               --
                                                     2005        1.102            1.113           38,625
                                                     2004        1.000            1.102               --

  Travelers Quality Bond Subaccount (5/03).........  2006        1.020            1.008               --
                                                     2005        1.030            1.020          133,874
                                                     2004        1.000            1.030               --

  Travelers Strategic Equity Subaccount (6/03).....  2006        1.090            1.134               --
                                                     2005        1.096            1.090               --
                                                     2004        1.000            1.096               --

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  Travelers Style Focus Series: Small Cap Growth
  Subaccount (6/05)................................  2006        1.100            1.262               --
                                                     2005        1.008            1.100               --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (6/05)................................  2006        1.101            1.259               --
                                                     2005        1.042            1.101               --

  Travelers U.S. Government Securities Subaccount
  (5/04)...........................................  2006        1.089            1.046               --
                                                     2005        1.071            1.089               --
                                                     2004        1.000            1.071               --

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03)...........................................  2006        1.146            1.296            3,101
                                                     2005        1.129            1.146            3,150
                                                     2004        1.000            1.129               --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (6/03)...........................................  2006        1.089            1.133               --
                                                     2005        1.036            1.089               --
                                                     2004        1.000            1.036               --

Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount (Service Class 2)
  (6/03)...........................................  2006        1.257            1.364           29,489
                                                     2005        1.105            1.257           29,441
                                                     2004        1.000            1.105               --

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (7/03).........................  2006        1.221            1.354               --
                                                     2005        1.038            1.221               --
                                                     2004        1.000            1.038               --

  VIP Mid Cap Subaccount (Service Class 2) (5/03)..  2006        1.409            1.543           14,669
                                                     2005        1.225            1.409           14,860
                                                     2004        1.000            1.225               --




* We are waiving a portion of the Mortality and Expense Risk charge for this Subaccount. Please see "Fee Table -- Annual Separate Account Charges" for more information.

The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006.

Number of Units Outstanding at End of Year may include units for Contract Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see Appendix C for more information on Variable Funding Option name changes, mergers and substitutions.

Effective on or about 02/25/2005, The Travelers Series Trust-MFS Emerging Growth Portfolio merged into The Travelers Series Trust-MFS Mid Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Alliance Bernstein Variable Products Series Fund-AllianceBernstein Large Cap Growth Portfolio was replaced by Metropolitan Series Fund, Inc.-T. Rowe Price Large Cap Growth and is no longer available as a funding option.

Effective on or about 05/01/2006, Capital Appreciation Fund merged into Met Investors Series Trust-Janus Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Delaware VIP Trust-Delaware VIP REIT Series was replaced by Met Investors Series Trust-Neuberger Berman Real Estate Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, FAM Variable Series Fund, Inc.-Mercury Value Opportunities V.I. Fund was replaced by Met Investors Series Trust-Third Avenue Small Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, FAM Variable Series Fund, Inc.-Mercury Global Allocation V.I. Portfolio was replaced by Metropolitan Series Fund, Inc.- Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Franklin Templeton VIP Trust-Mutual Shares Securities Fund was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Franklin Templeton VIP Trust-Templeton Growth Securities Fund was replaced by Metropolitan Series Fund, Inc.-Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, High Yield Bond Trust merged into Metropolitan Series Fund, Inc.-Western Asset Management High Yield Bond Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Janus Aspen Series-Janus Aspen Balanced Portfolio was replaced by Metropolitan Series Fund, Inc.-MFS(R) Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Managed Assets Trust merged into Met Investors Series Trust-Legg Mason Partners Managed Assets Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Money Market Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Money Market Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Oppenheimer Variable Account Funds-Oppenheimer Main Street Fund/VA was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-AIM Capital Appreciation Portfolio merged into Met Investors Series Trust-MET/AIM Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Convertible Securities Portfolio merged into Met Investors Series Trust-Lord Abbett Bond Debenture Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Disciplined Mid Cap Stock Portfolio merged into Met Investors Series Trust-Batterymarch Mid-Cap Stock Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Equity Income Portfolio merged into Metropolitan Series Fund, Inc.-FI Value Leaders Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Federated High Yield Portfolio merged into Met Investors Series Trust-Federated High Yield Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Federated Stock Portfolio merged into Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Large Cap Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Managed Allocation
Series: Aggressive Portfolio merged into Metropolitan Series Fund, Inc.-MetLife Aggressive Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Managed Allocation
Series: Conservative Portfolio merged into Metropolitan Series Fund, Inc.- MetLife Conservative Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Managed Allocation
Series: Moderate -- Aggressive Portfolio merged into Metropolitan Series Fund, Inc.-MetLife Moderate to Aggressive Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Managed Allocation
Series: Moderate -- Conservative Portfolio merged into Metropolitan Series Fund, Inc.-MetLife Conservative to Moderate Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Managed Allocation
Series: Moderate Portfolio merged into Metropolitan Series Fund, Inc.-MetLife Moderate Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Mercury Large Cap Core Portfolio merged into Met Investors Series Trust-Mercury Large-Cap Core Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-MFS(R) Mid Cap Growth Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Aggressive Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-MFS(R) Total Return Portfolio merged into Metropolitan Series Fund, Inc.-MFS(R) Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-MFS(R) Value Portfolio merged into Met Investors Series Trust-MFS(R) Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Mondrian International Stock Portfolio merged into Met Investors Series Trust-Harris Oakmark International Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Pioneer Fund Portfolio merged into Met Investors Series Trust-Pioneer Fund Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Pioneer Mid-Cap Value Portfolio merged into Met Investors Series Trust-Pioneer Mid-Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Pioneer Strategic Income Portfolio merged into Met Investors Series Trust-Pioneer Strategic Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Strategic Equity Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Style Focus Series:
Small Cap Growth Portfolio merged into Met Investors Series Trust-MET/AIM Small Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Style Focus Series:
Small Cap Value Portfolio merged into Met Investors Series Trust-Dreman Small-Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Travelers Quality Bond Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Bond Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-U.S. Government Securities Portfolio merged into Metropolitan Series Fund, Inc.-Western Asset Management U.S. Government Portfolio and is no longer available as a funding option.

Effective on or about 11/13/2006, Lazard Retirement Series, Inc.-Lazard Retirement Small Cap Portfolio was replaced by Met Investors Series Trust-Third Avenue Small Cap Value Portfolio and is no longer available as a funding option.

                                   APPENDIX C

--------------------------------------------------------------------------------

              ADDITIONAL INFORMATION REGARDING THE UNDERLYING FUNDS

Certain Variable Funding Options have been subject to a merger, substitution or other change. The chart below identifies the former name and the new name for each Underlying Fund and where applicable, the former name and the new name of the trust of which the Underlying Fund is part.

UNDERLYING FUND NAME CHANGES


                 FORMER NAME                                      NEW NAME
---------------------------------------------  ---------------------------------------------


LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,
  INC.                                           INC.
  Legg Mason Partners Variable Social          Legg Mason Partners Variable Social Awareness
     Awareness Stock Portfolio                      Portfolio
MET INVESTORS SERIES TRUST                     MET INVESTORS SERIES TRUST
  Federated High Yield Portfolio -- Class A    BlackRock High Yield Portfolio -- Class A
  Janus Capital Appreciation                   Janus Forty Portfolio -- Class A
     Portfolio -- Class A
  Mercury Large-Cap Core Portfolio -- Class A  BlackRock Large-Cap Core Portfolio -- Class A


UNDERLYING FUND MERGERS/REORGANIZATIONS
The following former Underlying Funds were merged with and into the new Underlying Funds, and or were reorganized into a new trust.


         FORMER UNDERLYING FUND/TRUST                    NEW UNDERLYING FUND/TRUST
---------------------------------------------  ---------------------------------------------


LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
  INC.
  Legg Mason Partners Variable All Cap           Legg Mason Partners Variable Fundamental
     Portfolio -- Class I                           Value Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,
  INC.                                           INC.
  Legg Mason Partners Variable Large Cap         Legg Mason Partners Variable Large Cap
     Growth Portfolio -- Class I                    Growth Portfolio
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II     LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,
                                                 INC.
  Legg Mason Partners Variable Aggressive        Legg Mason Partners Variable Aggressive
     Growth Portfolio -- Class I                    Growth Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II     LEGG MASON PARTNERS VARIABLE PORTFOLIOS II
  Legg Mason Partners Variable Growth and        Legg Mason Partners Variable Appreciation
     Income Portfolio -- Class I                    Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable Investors         Legg Mason Partners Variable Investors
     Portfolio -- Class I                           Portfolio -- Class I
  Legg Mason Partners Variable Small Cap         Legg Mason Partners Variable Small Cap
     Growth Portfolio -- Class I                    Growth Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Fundamental       Legg Mason Partners Variable Fundamental
     Value Portfolio -- Class I                     Value Portfolio -- Class I
  Legg Mason Partners Variable Appreciation      Legg Mason Partners Variable Appreciation
     Portfolio -- Class I                           Portfolio -- Class I
  Legg Mason Partners Variable Equity Index      Legg Mason Partners Variable Equity Index
     Portfolio -- Class II                          Portfolio -- Class II
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable Large Cap         Legg Mason Partners Variable Large Cap
     Growth Portfolio                               Growth Portfolio -- Class I

         FORMER UNDERLYING FUND/TRUST                    NEW UNDERLYING FUND/TRUST
---------------------------------------------  ---------------------------------------------

  Legg Mason Partners Variable Aggressive        Legg Mason Partners Variable Aggressive
     Growth Portfolio -- Class I                    Growth Portfolio -- Class I
  Legg Mason Partners Variable Social            Legg Mason Partners Variable Social
     Awareness Portfolio                            Awareness Portfolio
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE INCOME TRUST
  INC.
  Legg Mason Partners Variable Adjustable        Legg Mason Partners Variable Adjustable
     Rate Income Portfolio                          Rate Income Portfolio
MET INVESTORS SERIES TRUST                     MET INVESTORS SERIES TRUST
  Pioneer Mid-Cap Value Portfolio -- Class A     Lazard Mid-Cap Portfolio -- Class B
METROPOLITAN SERIES FUND, INC.                 MET INVESTORS SERIES TRUST
  Western Asset Management High Yield Bond       BlackRock High Yield Portfolio -- Class A
     Portfolio -- Class A


UNDERLYING FUND SUBSTITUTIONS
The following new Underlying Funds were substituted for the former Underlying Funds.


            FORMER UNDERLYING FUND                          NEW UNDERLYING FUND
---------------------------------------------  ---------------------------------------------


LAZARD RETIREMENT SERIES, INC.                 MET INVESTORS SERIES TRUST
  Lazard Retirement Small Cap                    Third Avenue Small Cap Value
     Portfolio -- Service Shares                    Portfolio -- Class B
LORD ABBETT SERIES FUND, INC.                  MET INVESTORS SERIES TRUST
  Lord Abbett Series Growth and Income           Lord Abbett Growth and Income
     Portfolio -- Class VC                          Portfolio -- Class B
  Lord Abbett Series Mid Cap Value               Lord Abbett Mid-Cap Value
     Portfolio -- Class VC                          Portfolio -- Class B
PIMCO VARIABLE INSURANCE TRUST                 MET INVESTORS SERIES TRUST
  Real Return Portfolio -- Administrative        PIMCO Inflation Protected Bond
     Class                                          Portfolio -- Class A
PUTNAM VARIABLE TRUST                          MET INVESTORS SERIES TRUST
  Putnam VT International Equity                 MFS(R) Research International
     Fund -- Class IB                               Portfolio -- Class B
  Putnam VT Small Cap Value Fund -- Class IB     Third Avenue Small Cap Value
                                                    Portfolio -- Class B


UNDERLYING FUND SHARE CLASS EXCHANGE
The following former Underlying Fund share class was exchanged into the new Underlying Fund share class.


      FORMER UNDERLYING FUND SHARE CLASS              NEW UNDERLYING FUND SHARE CLASS
---------------------------------------------  ---------------------------------------------


MET INVESTORS SERIES TRUST                     MET INVESTORS SERIES TRUST
  BlackRock Large-Cap Core Portfolio -- Class    BlackRock Large-Cap Core Portfolio -- Class
     A                                              E

                                   APPENDIX D

--------------------------------------------------------------------------------

                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein are not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.

TRANSFERS

You may make transfers from the Fixed Account to any available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions. Where permitted by state law, we reserve the right to restrict transfers into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract.

Automated transfers from the Fixed Account to any of the Variable Funding Options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX E

--------------------------------------------------------------------------------

            WAIVER OF WITHDRAWAL CHARGE FOR NURSING HOME CONFINEMENT (AVAILABLE ONLY IF THE OWNER IS AGE 70 OR YOUNGER ON THE DATE THE CONTRACT IS
                                    ISSUED.)

If, after the first Contract Year and before the Maturity Date, and you begin confinement in an eligible nursing home, you may surrender or make withdrawal, subject to the maximum withdrawal amount described below, without incurring a withdrawal charge. In order for the Company to waive the withdrawal charge, the withdrawal must be made during continued confinement in an eligible nursing home after the qualifying period has been satisfied, or within sixty (60) days after such confinement ends. The qualifying period is confinement in an eligible nursing home for ninety (90) consecutive days. We will require proof of confinement in a form satisfactory to us, which may include certification by a licensed physician that such confinement is medically necessary.

An eligible nursing home is defined as an institution or special nursing unit of a hospital which:

     (a)  is Medicare approved as a provider of skilled nursing care services;
          and

     (b) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

                                       OR

Meets all of the following standards:

     (a) is licensed as a nursing care facility by the state in which it is licensed;

     (b) is either a freestanding facility or a distinct part of another facility such as a ward, wing, unit or swing-bed of a hospital or other facility;

     (c) provides nursing care to individuals who are not able to care for themselves and who require nursing care;

     (d) provides, as a primary function, nursing care and room and board; and charges for these services;

     (e) provides care under the supervision of a licensed physician, registered nurse (RN) or licensed practical nurse (LPN);

     (f) may provide care by a licensed physical, respiratory, occupational or speech therapist; and

     (g) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

We will not waive withdrawal charges if confinement is due to one or more of the following causes:

     (a) mental, nervous, emotional or personality disorder without demonstrable organic disease, including, but not limited to, neurosis, psychoneurosis, psychopathy or psychosis

     (b) the voluntary taking or injection of drugs, unless prescribed or administered by a licensed physician

     (c) the voluntary taking of any drugs prescribed by a licensed physician and intentionally not taken as prescribed

     (d) sensitivity to drugs voluntarily taken, unless prescribed by a physician

     (e) drug addiction, unless addiction results from the voluntary taking of drugs prescribed by a licensed physician, or the involuntary taking of drugs.

FILING A CLAIM: You must provide the Company with written notice of a claim during continued confinement after the 90-day qualifying period, or within sixty days after such confinement ends.

The maximum withdrawal amount for which we will waive the withdrawal charge is the Contract Value on the next valuation date following written proof of claim, less any Purchase Payments made within a one-year period before confinement in an eligible nursing home begins, less any Purchase Payment made on or after the Annuitant's 71st birthday.

We will pay any withdrawal requested under the scope of this waiver as soon as we receive proper written proof of your claim, and we will pay the withdrawal in a lump sum. You should consult with your tax adviser regarding the tax impact of any withdrawals taken from your Contract.

                                   APPENDIX F

--------------------------------------------------------------------------------

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to the Separate Account and MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. A list of the contents of the Statement of Additional Information is set forth below:

                     The Insurance Company
                     Principal Underwriter
                     Distribution and Principal Underwriting Agreement Valuation of Assets
                     Federal Tax Considerations
                     Independent Registered Public Accounting Firm Condensed Financial Information
                     Financial Statements

--------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated April 30, 2007 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to MetLife Insurance Company of Connecticut/MetLife Life and Annuity Company of Connecticut, One Cityplace, 185 Asylum Street, 3CP, Hartford, Connecticut 06103-3415. For the MetLife Insurance Company of Connecticut Statement of Additional Information please request MIC-Book-70-71-75, and for the MetLife Life and Annuity Company of Connecticut Statement of Additional Information please request MLAC-Book-70-71-75.

Name: -------------------------------------------------

Address: ----------------------------------------------

CHECK BOX:

[ ] MIC-Book-70-71-75

[ ] MLAC-Book-70-71-75

                  SCUDDER ADVOCATE REWARDS ANNUITY PROSPECTUS:
          METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES METLIFE OF CT SEPARATE ACCOUNT TWELVE FOR VARIABLE ANNUITIES

This prospectus describes SCUDDER ADVOCATE REWARDS ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts") as well as those that do not qualify for such treatment ("Non-qualified Contracts"). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to contracts and certificates as "Contracts."

You can choose to have your premium ("Purchase Payments") and any associated Purchase Payment Credits accumulate on a variable and/or, subject to availability, fixed basis in one of our funding options. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options as of April 30, 2007 are:



DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND,          DWS Davis Venture Value VIP
  INC. -- SERVICE SHARES                           DWS Dreman High Return Equity VIP
AIM VARIABLE INSURANCE FUNDS -- SERIES I           DWS Dreman Small Mid Cap Value VIP
  AIM V.I. Utilities Fund                          DWS Global Thematic VIP
CREDIT SUISSE TRUST                                DWS Government & Agency Securities VIP
  Credit Suisse Trust Global Small Cap             DWS Growth Allocation VIP
     Portfolio                                     DWS High Income VIP
DREYFUS INVESTMENT PORTFOLIO -- SERVICE SHARES     DWS International Select Equity VIP
  Dreyfus MidCap Stock Portfolio                   DWS Janus Growth & Income VIP
DWS INVESTMENTS VIT FUNDS                          DWS Large Cap Value VIP
  DWS Equity 500 Index VIP -- Class B2             DWS Mid Cap Growth VIP
  DWS RREEF Real Estate Securities                 DWS Moderate Allocation VIP
     VIP -- Class B                                DWS Money Market VIP
DWS VARIABLE SERIES I -- CLASS B                   DWS Small Cap Growth VIP
  DWS Bond VIP                                     DWS Strategic Income VIP
  DWS Capital Growth VIP                           DWS Technology VIP
  DWS Global Opportunities VIP                     DWS Turner Mid Cap Growth VIP
  DWS Growth & Income VIP                        MET INVESTORS SERIES TRUST -- CLASS A
  DWS Health Care VIP                              MFS(R) Emerging Markets Equity Portfolio
  DWS International VIP                          METROPOLITAN SERIES FUND, INC. -- CLASS B
DWS VARIABLE SERIES II -- CLASS B                  MFS(R) Total Return Portfolio
  DWS Balanced VIP                               THE ALGER AMERICAN FUND -- CLASS S
  DWS Blue Chip VIP                                Alger American Leveraged AllCap Portfolio
  DWS Conservative Allocation VIP
  DWS Core Fixed Income VIP


Certain Variable Funding Options have been subject to a merger, substitution or other change. Please see "Appendix C -- Additional Information Regarding Underlying Funds" for more information.

We also offer variable annuity contracts that do not have Purchase Payment Credits, and therefore may have lower fees. Over time, the value of the Purchase Payment Credits could be more than offset by higher charges. You should carefully consider whether or not this Contract is the most appropriate investment for you.

The Contract is not offered to new purchasers.

This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated April 30, 2007. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to us at One Cityplace, 185 Asylum Street, 3CP, Hartford, Connecticut 06103-3415, call 1-866-376-0389 or access the SEC's website (http://www.sec.gov). See Appendix F for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                         PROSPECTUS DATED APRIL 30, 2007

                                TABLE OF CONTENTS




Glossary................................      3
Summary.................................      4
Fee Table...............................      8
Condensed Financial Information.........     13
The Annuity Contract....................     13
  Contract Owner Inquiries..............     14
  Purchase Payments.....................     14
  Purchase Payment Credits..............     15
  Accumulation Units....................     15
  The Variable Funding Options..........     15
The Fixed Account.......................     19
Charges and Deductions..................     19
  General...............................     19
  Withdrawal Charge.....................     20
  Free Withdrawal Allowance.............     20
  Transfer Charge.......................     20
  Administrative Charges................     20
  Mortality and Expense Risk Charge.....     21
  Variable Liquidity Benefit Charge.....     21
  Enhanced Stepped-Up Provision Charge..     21
  Guaranteed Minimum Withdrawal Benefit
     Charge.............................     21
  Guaranteed Minimum Accumulation
     Benefit Charge.....................     22
  Variable Funding Option Expenses......     22
  Premium Tax...........................     22
  Changes in Taxes Based upon Premium or
     Value..............................     22
Transfers...............................     22
  Market Timing/Excessive Trading.......     22
  Dollar Cost Averaging.................     24
Access to Your Money....................     25
  Systematic Withdrawals................     25
Ownership Provisions....................     25
  Types of Ownership....................     25
     Contract Owner.....................     25
     Beneficiary........................     26
     Annuitant..........................     26
Death Benefit...........................     26
  Death Proceeds before the Maturity
     Date...............................     27
  Enhanced Stepped-Up Provision.........     29
  Payment of Proceeds...................     29
  Spousal Contract Continuance..........     31
  Beneficiary Contract Continuance......     31
  Planned Death Benefit.................     32
  Death Proceeds after the Maturity
     Date...............................     32
Living Benefits.........................     32
  Guaranteed Minimum Withdrawal
     Benefit............................     32
  Guaranteed Minimum Accumulation
     Benefit............................     40
The Annuity Period......................     45
  Maturity Date.........................     45
  Allocation of Annuity.................     45
  Variable Annuity......................     45
  Fixed Annuity.........................     46
Payment Options.........................     46
  Election of Options...................     46
  Annuity Options.......................     46
  Variable Liquidity Benefit............     47
Miscellaneous Contract Provisions.......     47
  Right to Return.......................     47
  Termination...........................     47
  Required Reports......................     47
  Suspension of Payments................     48
The Separate Accounts...................     48
  Performance Information...............     48
Federal Tax Considerations..............     49
  General Taxation of Annuities.........     49
  Types of Contracts: Qualified and Non-
     qualified..........................     50
  Qualified Annuity Contracts...........     50
     Taxation of Qualified Annuity
       Contracts........................     50
     Mandatory Distributions for
       Qualified Plans..................     50
     Individual Retirement Annuities....     51
     Roth IRAs..........................     51
     TSAs (ERISA and non-ERISA).........     52
  Non-qualified Annuity Contracts.......     54
     Diversification Requirements for
       Variable Annuities...............     55
     Ownership of the Investments.......     55
     Taxation of Death Benefit
       Proceeds.........................     55
  Other Tax Considerations..............     55
     Treatment of Charges for Optional
       Death Benefits...................     55
     Puerto Rico Tax Considerations.....     56
     Non-Resident Aliens................     56
     Tax Credits and Deductions.........     56
Other Information.......................     57
  The Insurance Companies...............     57
  Financial Statements..................     57
  Distribution of Variable Annuity
     Contracts..........................     57
  Conformity with State and Federal
     Laws...............................     58
  Voting Rights.........................     58
  Restrictions on Financial
     Transactions.......................     58
  Legal Proceedings.....................     59
Appendix A: Condensed Financial
  Information for MetLife of CT Separate
  Account Eleven........................    A-1
Appendix B: Condensed Financial
  Information for MetLife of CT Separate
  Account Twelve........................    B-1
Appendix C: Additional Information
  Regarding Underlying Funds............    C-1
Appendix D: The Fixed Account...........    D-1
Appendix E: Nursing Home Waiver.........    E-1
Appendix F: Contents of the Statement of
  Additional Information................    F-1

                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus any associated Purchase Payment Credits, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut or any other office that we may designate for the purpose of administering this Contract. For transfer, withdrawal, surrender, and (if applicable) loan requests, our Home Office address is: MetLife, P.O. Box 990014, Hartford, CT 06199-0014. For Purchase Payments and (if applicable) loan repayments, our Home Office address is:
MetLife, P.O. Box 371857, Pittsburgh, PA 15250-7857.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an annuity option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

PURCHASE PAYMENT CREDIT -- an amount credited to your Contract Value that equals a percentage of each Purchase Payment made.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408 or 408A of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- "You" is, the Contract Owner, and a natural person, a trust established for the benefit of a natural person, or a charitable remainder trust.

                                    SUMMARY:

                        SCUDDER ADVOCATE REWARDS ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut ("the Company," "We" or "Us"). MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated account ("Separate Account"). MetLife Insurance Company of Connecticut sponsors the MetLife of CT Separate Account Eleven for Variable Annuities ("Separate Account Eleven"); MetLife Life and Annuity Company of Connecticut sponsors the MetLife of CT Separate Account Twelve for Variable Annuities ("Separate Account Twelve"). When we refer to the Separate Account, we are referring to either Separate Account Eleven or Separate Account Twelve, depending upon your issuing Company.

Contracts issued in your state may provide different features and benefits from and impose different costs (such as a waiver of the withdrawal charge on all Annuity Payments) than those described in this prospectus.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments in the form of a variable annuity, a fixed annuity, or a combination of both. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b), 408(b) or 408A of the Code. Purchase of this Contract through a tax-qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits.

The Contract is not available to new purchasers. However, you may continue to make additional Purchase Payments or transfer Contract Value among the Variable Funding Options. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds) minus any Purchase Payment Credits. Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment minus any Purchase Payment Credits. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed) minus any Purchase Payment Credits. We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

During the right to return period, you will not bear any contract fees associated with the Purchase Payment Credits. The amount we return to you will include any investment gains on the credit during the right to return period. However, if you have investment losses on the credit during the right to return period, we will recover the original amount of the credit.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of the Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. Amounts previously transferred from the Fixed Account to the Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of the transfer.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge each business day from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E charge at an annual rate of 1.40% for the Standard Death Benefit, 1.55% for the Step-Up Death Benefit, and 1.75% for the Roll-Up Death Benefit. For Contracts with a value of less than $100,000, we also deduct an annual contract administrative charge of $40. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments and any associated Purchase Payment Credits withdrawn. The maximum percentage is 8%, decreasing to 0% after nine full years.

If you select the Enhanced Stepped-Up Provision ("E.S.P."), an additional 0.20% annually will be deducted each business day from amounts in the Variable Funding Options. THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum charge of 8% of the amounts withdrawn. Please refer to "Payment Options" for a description of this benefit.

If you elect a Guaranteed Minimum Withdrawal Benefit ("GMWB") rider, a charge will be deducted each business day from amounts in the Variable Funding Options. There are several GMWB rider options, and the current charge for each rider, on an annual basis, is as follows: GMWB I: 0.40%; GMWB I Plus:
0.55%; GMWB II: 0.50%; GMWB II Plus: 0.65%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

If you select the Guaranteed Minimum Accumulation Benefit ("GMAB"), a charge equal to 0.40% annually will be deducted each business day from amounts in the Variable Funding Options.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments , Purchase Payment Credits and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and any credits and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts (see "Access to Your Money - Systematic Withdrawals").

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? You may choose to purchase the Standard, Step-Up or Roll-Up Death Benefit. The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or the election of spousal or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

     - PURCHASE PAYMENT CREDITS. For each Purchase Payment you make, we will add a credit to your Contract Value as long as the greater age of the Contract Owner or Annuitant is 80 or less at the time the Purchase Payment is received. This credit will equal at least 4.5% of the Purchase Payment. The expenses for a Contract with Purchase Payment Credits are higher than a similar contract without Purchase Payment credits, and the additional expenses attributable to the credits may more than offset the amount of Purchase Payment Credit.

     - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

     - SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

     - AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

     - MANAGED DISTRIBUTION PROGRAM. This program allows us to automatically calculate and distribute to you, in November of the applicable tax year, an amount that will satisfy the Internal Revenue Service's minimum distribution requirements imposed on certain contracts once the owner reaches age 70 1/2 or retires. These minimum distributions occur during the accumulation phase.

     - ENHANCED STEPPED-UP PROVISION ("E.S.P."). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract.

     - SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.

     - BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(ies) may elect to continue his/her portion of the Contract and take required distributions over time, rather than have the death benefit paid to the beneficiary in a lump sum.

     - GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "GUARANTEED INCOME SOLUTION"). For an additional charge, we will guarantee the periodic return of your investment. Under this benefit, we will pay you a percentage of your investment every year until your investment has been returned in full, regardless of market performance. Depending on when you elect to begin receiving payments and which GMWB rider you select, the maximum amount of your investment that you receive each year is 5% or 10%. When you add Purchase Payments to your Contract, we include them as part of the guarantee. In the future, however, we may discontinue including additional Purchase Payments as part of the guarantee. You may also purchase a version of this benefit that guarantees the periodic return of your Purchase Payments including any Purchase Payment Credits. The guarantee is subject to restrictions on withdrawals and other restrictions.

     - GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB"). For an additional charge, we will guarantee that your Contract Value will not be less than a minimum amount at the end of a specified number of years. The guaranteed amount is based on your Purchase Payments, including additional Purchase Payments you make within 12 months of electing the rider. Additional Purchase Payments made more than 12 months after you elect the rider will not increase the guaranteed amount. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount.

                                    FEE TABLE

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES



WITHDRAWAL CHARGE.......................................   8%(1)
(as a percentage of the Purchase Payments and any associated Purchase Payment Credits withdrawn)





TRANSFER CHARGE.........................................   $10(2)
(assessed on transfers that exceed 12 per year)





VARIABLE LIQUIDITY BENEFIT CHARGE.......................   8%(3)
(As a percentage of the present value of the remaining Annuity Payments that are surrendered. The interest rate used to calculate this present value is 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments.)


The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGES



ANNUAL CONTRACT ADMINISTRATIVE CHARGE...................   $40(4)


---------
(1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for nine years. The charge is as follows:


     YEARS SINCE PURCHASE PAYMENT MADE
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                3 years               8%
         3 years                4 years               7%
         4 years                5 years               6%
         5 years                6 years               5%
         6 years                7 years               4%
         7 years                8 years               3%
         8 years                9 years               2%
        9 years+                                      0%


(2)   We do not currently assess the transfer charge.
(3) This withdrawal charge only applies when you surrender the Contract after beginning to receive Annuity Payments. The Variable Liquidity Benefit Charge declines to zero after nine years. The charge is as follows:


   YEARS SINCE INITIAL PURCHASE PAYMENT
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                3 years               8%
         3 years                4 years               7%
         4 years                5 years               6%
         5 years                6 years               5%
         6 years                7 years               4%
         7 years                8 years               3%
         8 years                9 years               2%
        9 years+                                      0%


(4) We do not assess this charge if Contract Value is $100,000 or more on the fourth Friday of each August.

ANNUAL SEPARATE ACCOUNT CHARGES:
(as a percentage of the average daily net assets of the Separate Account)

We will assess a minimum mortality and expense risk charge ("M&E") of 1.40% and an administrative expense charge of 0.15% on all contracts. In addition, for optional features there is a 0.20% charge for E.S.P., a 0.40% charge for GMAB, a 0.40% charge for GMWB I (maximum of 1.00% upon reset), a 0.55% charge for GMWB I Plus (maximum of 1.00% upon reset), a 0.50% charge for GMWB II (maximum of 1.00% upon reset), a 0.65% charge for GMWB II Plus (maximum of 1.00% upon reset), and a 0.25% charge for GMWB III. Below is a summary of all charges that may apply, depending on the death benefit and optional features you select:


                                                          STANDARD DEATH    STEP-UP DEATH    ROLL-UP DEATH
                                                              BENEFIT          BENEFIT          BENEFIT
                                                          --------------    -------------    -------------


Mortality and Expense Risk Charge.....................         1.40%             1.55%            1.75%
Administrative Expense Charge.........................         0.15%             0.15%            0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH NO OPTIONAL
  FEATURES SELECTED...................................         1.55%             1.70%            1.90%
Optional E.S.P. Charge................................         0.20%             0.20%            0.20%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. ONLY
  SELECTED............................................         1.75%             1.90%            2.10%
Optional GMAB Charge..................................         0.40%             0.40%            0.40%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMAB ONLY
  SELECTED............................................         1.95%             2.10%            2.30%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND
  GMAB SELECTED(5)....................................         2.15%             2.30%            2.50%
Optional GMWB I Charge (maximum upon reset)...........         1.00%(6)          1.00%(6)         1.00%(6)
Optional GMWB I Plus Charge (maximum upon reset)......         1.00%(6)          1.00%(6)         1.00%(6)
Optional GMWB II Charge (maximum upon reset)..........         1.00%(6)          1.00%(6)         1.00%(6)
Optional GMWB II Plus Charge (maximum upon reset).....         1.00%(6)          1.00%(6)         1.00%(6)
Optional GMWB III Charge..............................         0.25%             0.25%            0.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB I ONLY
  SELECTED............................................         2.55%             2.70%            2.90%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB I PLUS
  ONLY SELECTED.......................................         2.55%             2.70%            2.90%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB II
  ONLY SELECTED.......................................         2.55%             2.70%            2.90%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB II
  PLUS ONLY SELECTED..................................         2.55%             2.70%            2.90%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB III
  ONLY SELECTED.......................................         1.80%             1.95%            2.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND
  GMWB I SELECTED.....................................         2.75%             2.90%            3.10%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND
  GMWB I PLUS SELECTED................................         2.75%             2.90%            3.10%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND
  GMWB II SELECTED....................................         2.75%             2.90%            3.10%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND
  GMWB II PLUS SELECTED...............................         2.75%             2.90%            3.10%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND
  GMWB III SELECTED...................................         2.00%             2.15%            2.35%


---------
(5)   GMAB and GMWB cannot both be elected.
(6) The current charges for the available GMWB riders with a reset feature (see "Living Benefits -- Guaranteed Minimum Withdrawal Benefit") are 0.40% for GMWB I, 0.55% for GMWB I Plus, 0.50% for GMWB II and 0.65% for GMWB II Plus.

UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2006 (unless otherwise indicated):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-866-376-0389.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES


                                                                       MINIMUM        MAXIMUM
                                                                     -----------    -----------


TOTAL ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Underlying Fund assets,
  including management fees, distribution and/or service fees
  (12b-1) fees, and other expenses)..............................       0.67%          1.76%


UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


                                                       DISTRIBUTION                 TOTAL     CONTRACTUAL FEE      NET TOTAL
                                                          AND/OR                    ANNUAL         WAIVER            ANNUAL
                                         MANAGEMENT       SERVICE        OTHER    OPERATING    AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                             FEE       (12b-1) FEES    EXPENSES    EXPENSES    REIMBURSEMENT       EXPENSES*
----------------                        ------------  --------------  ----------  ---------  -----------------  ---------------


DREYFUS SOCIALLY RESPONSIBLE GROWTH
  FUND, INC. -- SERVICE SHARES........      0.75%          0.25%         0.08%      1.08%            --           1.08%
AIM VARIABLE INSURANCE FUNDS
  AIM V.I. Utilities Fund -- Series
     I................................      0.60%            --          0.36%      0.96%          0.03%          0.93%(1)
CREDIT SUISSE TRUST
  Credit Suisse Trust Global Small Cap
     Portfolio........................      1.25%            --          0.31%      1.56%            --           1.56%
DREYFUS INVESTMENT PORTFOLIO
  Dreyfus MidCap Stock
     Portfolio -- Service Shares......      0.75%          0.25%         0.06%      1.06%            --           1.06%(20)
DWS INVESTMENTS VIT FUNDS
  DWS Equity 500 Index VIP -- Class
     B2...............................      0.29%          0.25%         0.13%      0.67%          0.04%          0.63%(2)
  DWS RREEF Real Estate Securities
     VIP -- Class B...................      1.00%          0.25%         0.43%      1.68%          0.26%          1.42%(17)
DWS VARIABLE SERIES I
  DWS Bond VIP -- Class B.............      0.49%          0.25%         0.30%      1.04%          0.01%          1.03%(3)(18)
  DWS Capital Growth VIP -- Class B...      0.47%          0.25%         0.10%      0.82%            --           0.82%(3)(4)
  DWS Global Opportunities
     VIP -- Class B...................      0.99%          0.25%         0.27%      1.51%            --           1.51%(3)
  DWS Growth & Income VIP -- Class B..      0.48%          0.25%         0.17%      0.90%          0.03%          0.87%(3)(5)
  DWS Health Care VIP -- Class B......      0.77%          0.25%         0.26%      1.28%            --           1.28%(3)
  DWS International VIP -- Class B....      0.84%          0.25%         0.27%      1.36%          0.02%          1.34%(3)(6)
DWS VARIABLE SERIES II
  DWS Balanced VIP -- Class B.........      0.46%          0.25%         0.22%      0.93%          0.04%          0.89%(7)
  DWS Blue Chip VIP -- Class B........      0.64%          0.25%         0.19%      1.08%            --           1.08%(8)
  DWS Core Fixed Income VIP -- Class
     B................................      0.59%          0.25%         0.22%      1.06%            --           1.06%(8)
  DWS Davis Venture Value VIP -- Class
     B................................      0.94%          0.25%         0.21%      1.40%          0.11%          1.29%(19)
  DWS Dreman High Return Equity
     VIP -- Class B...................      0.73%          0.25%         0.13%      1.11%            --           1.11%(9)
  DWS Dreman Small Mid Cap Value
     VIP -- Class B...................      0.73%          0.25%         0.17%      1.15%            --           1.15%(8)
  DWS Global Thematic VIP -- Class B..      1.00%          0.25%         0.51%      1.76%          0.24%          1.52%(19)
  DWS Government & Agency Securities
     VIP -- Class B...................      0.55%          0.25%         0.27%      1.07%            --           1.07%(8)
  DWS High Income VIP -- Class B......      0.59%          0.25%         0.26%      1.10%            --           1.10%(8)
  DWS International Select Equity
     VIP -- Class B...................      0.75%          0.25%         0.26%      1.26%            --           1.26%(8)
  DWS Janus Growth & Income
     VIP -- Class B...................      0.75%          0.25%         0.24%      1.24%            --           1.24%
  DWS Large Cap Value VIP -- Class B..      0.74%          0.25%         0.21%      1.20%            --           1.20%(8)
  DWS Mid Cap Growth VIP -- Class B...      0.75%          0.25%         0.42%      1.42%          0.08%          1.34%(19)
  DWS Money Market VIP -- Class B.....      0.39%          0.25%         0.17%      0.81%            --           0.81%(10)
  DWS Small Cap Growth VIP -- Class
     B................................      0.65%          0.25%         0.22%      1.12%          0.03%          1.09%(11)

                                                       DISTRIBUTION                 TOTAL     CONTRACTUAL FEE      NET TOTAL
                                                          AND/OR                    ANNUAL         WAIVER            ANNUAL
                                         MANAGEMENT       SERVICE        OTHER    OPERATING    AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                             FEE       (12b-1) FEES    EXPENSES    EXPENSES    REIMBURSEMENT       EXPENSES*
----------------                        ------------  --------------  ----------  ---------  -----------------  ---------------

  DWS Strategic Income VIP -- Class
     B................................      0.65%          0.25%         0.34%      1.24%            --           1.24%(8)
  DWS Technology VIP -- Class B.......      0.75%          0.25%         0.28%      1.28%            --           1.28%
  DWS Turner Mid Cap Growth
     VIP -- Class B...................      0.80%          0.25%         0.32%      1.37%            --           1.37%
MET INVESTORS SERIES TRUST
  MFS(R) Emerging Markets Equity
     Portfolio -- Class A.............      1.04%            --          0.29%      1.33%          0.03%          1.30%(12)
METROPOLITAN SERIES FUND, INC.
  MFS(R) Total Return
     Portfolio -- Class B.............      0.53%          0.25%         0.05%      0.83%            --           0.83%(13)
THE ALGER AMERICAN FUND
  Alger American Leveraged AllCap
     Portfolio -- Class S.............      0.81%          0.25%         0.17%      1.23%          0.03%          1.20%(16)




                                               DISTRIBUTION                  TOTAL     CONTRACTUAL FEE   NET TOTAL
                                                  AND/OR                     ANNUAL         WAIVER         ANNUAL
                                 MANAGEMENT       SERVICE        OTHER     OPERATING    AND/OR EXPENSE   OPERATING
UNDERLYING FUND:                     FEE       (12b-1) FEES    EXPENSES     EXPENSES    REIMBURSEMENT    EXPENSES*
----------------                ------------  --------------  ----------  -----------  ---------------  -----------


DWS VARIABLE SERIES II
  DWS Conservative Allocation
     VIP -- Class B...........      0.15%          0.25%         0.39%       0.79%          0.04%          0.75%
  DWS Moderate Allocation
     VIP -- Class B...........      0.15%          0.25%         0.22%       0.62%            --           0.62%
  DWS Growth Allocation
     VIP -- Class B...........      0.15%          0.25%         0.22%       0.62%            --           0.62%

                                   NET TOTAL
                                     ANNUAL
                                   OPERATING
                                    EXPENSES
                                   INCLUDING
                                   UNDERLYING
                                      FUND
UNDERLYING FUND:                   EXPENSES*
----------------                ---------------


DWS VARIABLE SERIES II
  DWS Conservative Allocation
     VIP -- Class B...........   1.36%(14)(15)
  DWS Moderate Allocation
     VIP -- Class B...........   1.30%(15)
  DWS Growth Allocation
     VIP -- Class B...........   1.33%(15)


---------
* Net Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees and expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

NOTES
(1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) to 0.93% of average daily net assets. The expense limitation agreement is in effect through at least April 30, 2008.
(2) Pursuant to their respective agreements with DWS VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, through April 30, 2009, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.63%.
(3) Restated on an annualized basis to reflect fee changes which took effect on June 1, 2006. Includes 0.10% administration fee.
(4) Restated on an annualized basis to reflect acquisition of Janus Growth Opportunities VIP, Oak Strategic Equity VIP and All Cap Growth VIP on December 11, 2006.
(5) Pursuant to their respective agreements with DWS Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, through April 30, 2008, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.87%. Restated on an annualized basis to reflect acquisition of Mercury Large Cap Core VIP on December 11, 2006.
(6) Pursuant to their respective agreements with DWS Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, through April 30, 2008, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 1.34%. Restated on an annualized basis to reflect acquisition of Templeton Foreign Value VIP on December 11, 2006.
(7) Pursuant to their respective agreements with DWS Variable Series II, the investment manager, the underwriter and the accounting agent have agreed, through April 30, 2008, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.89%.
(8) Management fees have been restated to reflect the new fee schedule effective October 1, 2006.
(9) Restated on an annualized basis to reflect acquisition of MFS Strategic Value VIP and Dreman Financial Services VIP on September 15, 2006.
(10) Restated on an annualized basis to reflect acquisition of Money Market (Series I) VIP on November 3, 2006.

(11) Pursuant to their respective agreements with DWS Variable Series II, the investment manager, the underwriter and the accounting agent have agreed, through April 30, 2008, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 1.09%.
(12) Other Expenses have been restated to reflect new custodian, fund administration and transfer agent fee schedules, as if these fee schedules had been in effect for the previous fiscal year. Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 1.30%, excluding 12b-1 fees. The fees and expenses shown in the table are annualized, based on the Portfolio's May 1, 2006 start date.
(13) Other Expenses have been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year. The Management Fee has been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.
(14) Pursuant to their respective agreements with DWS Variable Series II, the investment manager, the underwriter and the accounting agent have agreed, through April 30, 2010, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.75%. Restated on an annualized basis to reflect acquisition of Income Allocation VIP on September 15, 2006.
(15) These Portfolios are "funds of funds" that invest substantially all of their assets in other underlying portfolios. Because the Portfolios invest in other underlying portfolios, each Portfolio will also indirectly bear its proportionate share of fees and expenses incurred by the underlying Portfolios in which the Portfolio is invested. The annualized estimated indirect expenses of the Underlying portfolios for each Portfolio are as follows: 0.61% for the DWS Conservative Allocation VIP, 0.68% for the DWS Moderate Allocation VIP and 0.71% for the DWS Growth Allocation VIP.
(16) Effective December 1, 2006 through November 30, 2011, the Manager has contractually agreed to waive .035% of its Advisory Fee.
(17) Through April 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 1.42%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organization and offering expenses.
(18) Pursuant to their respective agreements with DWS Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, through April 30, 2008, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 1.03%.
(19) Pursuant to their respective agreements with DWS Variable Series II, the investment manager, the underwriter and the accounting agent have agreed, through April 30, 2008, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described Portfolios to the following: 1.29% for DWS Davis Venture Value VIP, 1.52% for DWS Global Thematic VIP, and 1.34% for DWS Mid Cap Growth VIP.
(20) Other Expenses include 0.01% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.

EXAMPLE

The example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. The example does not represent past or future expenses. Your actual expenses may be more or less than those shown.

The example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example reflects the annual Contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the example is based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and does not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The example assumes you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. Your actual expenses will be less than those shown if you do not elect all of the available optional benefits. The GMAB and GMWB cannot both be elected.

EXAMPLE -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and a Guaranteed Minimum Withdrawal Benefit (assuming the maximum 1.00% charge applies in all Contract Years).


                                                                                          IF CONTRACT IS NOT SURRENDERED OR
                                                IF CONTRACT IS SURRENDERED AT THE          ANNUITIZED AT THE END OF PERIOD
                                                      END OF PERIOD SHOWN:                             SHOWN:
                                         ----------------------------------------------  ----------------------------------
FUNDING OPTION                             1 YEAR      3 YEARS     5 YEARS    10 YEARS     1 YEAR      3 YEARS     5 YEARS
--------------                           ----------  ----------  ----------  ----------  ----------  ----------  ----------


Underlying Fund with Maximum Total
Annual Operating Expenses..............    $1,291      $2,193      $2,995      $4,910       $491       $1,473      $2,455
Underlying Fund with Minimum Total
Annual Operating Expenses..............     1,183       1,879       2,487       3,980        383        1,159       1,947

                                             IF
                                          CONTRACT
                                           IS NOT
                                           SURREN-
                                          DERED OR
                                         ANNUITIZED
                                         AT THE END
                                          OF PERIOD
                                           SHOWN:
                                         ----------
FUNDING OPTION                            10 YEARS
--------------                           ----------


Underlying Fund with Maximum Total
Annual Operating Expenses..............    $4,910
Underlying Fund with Minimum Total
Annual Operating Expenses..............     3,980


                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

See Appendices A and B.

                              THE ANNUITY CONTRACT

--------------------------------------------------------------------------------

Scudder Advocate Rewards Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many Contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments and any associated Purchase Payment Credits, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

The Contract is no longer available to new purchasers. However, you may make additional Purchase Payments during the accumulation phase.

Since optional death benefits carry higher charges, you should consider the ages of the owner and Annuitant when electing these benefits, as the additional value provided by the benefit may be significantly reduced or eliminated depending on the ages of the owner and Annuitant at the time of election.

Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits. You should consult with your tax adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-866-376-0389.

PURCHASE PAYMENTS

You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Initial Purchase Payments plus the total of any subsequent Purchase Payments may total more than $1,000,000 only with our prior consent. We may restrict Purchase Payments into the Fixed Account whenever the current credited interest rate for the Fixed Account is equal to the minimum guaranteed rate specified in your Contract.

We accept Purchase Payments made by check or cashier's check. We do not accept cash, money orders or traveler's checks. We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.")


We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information.

We will credit any subsequent Purchase Payment to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

PURCHASE PAYMENT CREDITS

For each Purchase Payment you make, we will add credit to your Contract Value as long as the greater age of the Contract Owner or Annuitant is 80 or less at the time the Purchase Payment is received. The credit will equal at least 4.5% of the Purchase Payment.

We will apply the Purchase Payment Credit to the funding options in the same ratio as the applicable Purchase Payment.

We will deduct the Purchase Payment Credit associated with any Purchase Payment from any proceeds paid if:

     (a) you return your Contract during the right to return period;

     (b) you (or the Annuitant, with no Contingent Annuitant surviving) die during the 12 months following the application of the Purchase Payment Credit; or

     (c) you surrender or terminate your Contract during the 12 months following the application of the Purchase Payment Credit.

Currently, we do not deduct the credit from refunds made under (b) or (c) for Purchase Payment Credits added to your Contract Value, but we reserve the right to do so, subject to any necessary regulatory approval. When a Purchase Payment Credit is deducted from a refund amount as described above, the amount we return to you will include any investment gains on the credit. HOWEVER, IF YOU HAVE INVESTMENT LOSSES ON THE CREDIT, WE WILL RECOVER THE ORIGINAL AMOUNT OF THE CREDIT. Additionally, if a Purchase Payment Credit is deducted from a refund amount, no withdrawal charge will be assessed on that Purchase Payment Credit. We will not recapture Purchase Payment Credits from any partial withdrawal. The Code generally requires that interests in a Qualified Contract be nonforfeitable, and it is unclear whether a deduction of Purchase Payment Credits is consistent with those requirements. Please consult a tax advisor.

You should know that over time, particularly in a positive market, the costs associated with the Purchase Payment Credits may exceed the sum of the Purchase Payment Credits and related earnings. You should consider this possibility before purchasing the Contract.

Purchase Payment Credits are not included in your Remaining Benefit Base if you elect the Guaranteed Income Solution (also called "GMWB"). Purchase Payment Credits are included in your Remaining Benefit Base if you elect the Guaranteed Income Solution Plus (also called "GMWB II). Please refer to the description of the Guaranteed Income Solution Benefits for more information. Purchase Payment Credits are not included in your Base Calculation Amount under the GMAB. Please refer to the description of GMAB for more information.

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each Variable Funding Option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment or transfer request (or, liquidate for a withdrawal request) is determined by dividing the amount directed to each Variable Funding Option (or, taken from each Variable Funding Option) by the value of its Accumulation Unit. Normally, we calculate the value of an Accumulation Unit for each Variable Funding Option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. From time to time we may make new Variable Funding Options available. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are only offered through variable annuity contracts, variable life insurance products, and maybe in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund.

We select the Underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Underlying Fund's adviser or subadviser is one of our affiliates or whether the Underlying Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisors are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than these that are not, we may be more inclined to offer portfolios offered by our affiliates in the variable insurance products we issue. For additional information on these arrangements, see "Payments We Receive." We review the Underlying Funds periodically and may remove an Underlying Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from Contract Owners. In some cases, we have included Underlying Funds based on recommendations made by broker-dealer firms. When the Company develops a variable annuity product in cooperation with a fund family or distributor (e.g. a "private label" product) the Company will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

In certain circumstances, our ability to remove or replace an Underlying Fund may be limited by the terms of an agreement with DWS Investments ("DWS") relating to the offering under the Contract of certain Underlying Funds advised by DWS affiliates. That agreement, which was terminated on December 30, 2005, provided that we would not remove or replace as Variable Funding Options, for three years following the agreement's termination (i.e., through December 30, 2008), any of the portfolios of DWS Investments VIT Funds, DWS Variable Series I or DWS Variable Series II without the prior consent of DWS.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR UNDERLYING FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE UNDERLYING FUNDS YOU HAVE CHOSEN.

If investment in the Underlying Funds or a particular Underlying Fund is no longer possible, in our judgment becomes inappropriate for purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Underlying Fund or Underlying Funds without your consent. The substituted Underlying Fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Underlying Funds to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion.

PAYMENTS WE RECEIVE. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC, and Met Investors Advisory LLC) or subadviser of an Underlying Fund, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be used for any corporate purpose, including payment of expenses that the Company and/or its affiliates incur in promoting, marketing, and administering the Contracts and, in its role as an intermediary, the Underlying Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Underlying Fund assets. Contract Owners, through their indirect investment in the Underlying Funds, bear the costs of these advisory fees (see the Underlying Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Underlying Funds attributable to the Contracts and certain other variable insurance products that the Company and its affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay the Company more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of an Underlying Fund or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

The Company and/or certain of its affiliated insurance companies have joint ownership interests in its affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are formed as "limited liability companies." The Company's ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Underlying Fund. The Company will benefit accordingly from assets allocated to the Underlying Funds to the extent they result in profits to the advisers. (See "Fee
Table -- Underlying Fund Fees and Expenses" for information on the management fees paid by the Underlying Funds and the Statement of Additional Information for the Underlying Funds for information on the management fees paid by the advisers to the subadvisers.)

Certain Underlying Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Underlying Fund's 12b-1 Plan, if any, is described in more detail in the Underlying Fund's prospectus. (See "Fee
Table -- Underlying Fund Fees and Expenses" and "Other
Information -- Distribution of Variable Annuity Contracts.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Underlying Fund's 12b-1 Plan decrease the Underlying Fund's investment return.

Each Underlying Fund has different investment objectives and risks. The Underlying Fund prospectuses contain more detailed information on each Underlying Fund's investment strategy, investment advisers and its fees. You may obtain an Underlying Fund prospectus by calling 1-866-376-0389 or through your registered representative. We do not guarantee the investment results of the Underlying Funds.

WE INTEND TO SUBSTITUTE PORTFOLIOS OF MET INVESTORS SERIES TRUST AND METROPOLITAN SERIES FUND, INC. FOR CERTAIN PORTFOLIOS OF DWS INVESTMENTS VIT FUNDS, DWS VARIABLE SERIES I AND DWS VARIABLE SERIES II ONCE WE RECEIVE NECESSARY APPROVALS. WE ANTICIPATE THESE SUBSTITUTIONS WILL OCCUR IN 2008. PLEASE SEE "APPENDIX C -- ADDITIONAL INFORMATION REGARDING UNDERLYING FUNDS" FOR MORE INFORMATION. The current Underlying Funds are listed below, along with their investment advisers and any subadviser:


             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------


DREYFUS SOCIALLY RESPONSIBLE       Seeks capital growth with current  The Dreyfus Corporation
  GROWTH FUND, INC. -- SERVICE     income as a secondary objective.
  SHARES
AIM VARIABLE INSURANCE FUNDS
  AIM V.I. Utilities               Seeks capital growth and current   A I M Advisors, Inc.
     Fund -- Series I              income.
CREDIT SUISSE TRUST
  Credit Suisse Trust Global       Seeks long-term growth of          Credit Suisse Asset Management,
     Small Cap Portfolio           capital.                           LLC
                                                                      Subadviser: Credit Suisse Asset
                                                                      Management Limited (U.K.),
                                                                      (Australia)
DREYFUS INVESTMENT PORTFOLIO
  Dreyfus MidCap Stock             Seeks investment results that are  The Dreyfus Corporation
     Portfolio -- Service Shares   greater than the total return
                                   performance of publicly traded
                                   common stocks of medium-sized
                                   domestic companies in the
                                   aggregate, as represented by the
                                   Standard &Poor's MidCap 400
                                   Index.
DWS INVESTMENT VIT FUNDS
  DWS Equity 500 Index             Seeks to replicate, as closely as  Deutsche Asset Management, Inc.
     VIP -- Class B2               possible, before the deduction of  Subadviser: Northern Trust
                                   expenses, the performance of the   Investments, N.A.
                                   Standard &Poor's 500 Composite
                                   Stock Price Index, which
                                   emphasizes stocks of large U.S.
                                   companies.
  DWS RREEF Real Estate            Seeks long-term capital            Deutsche Asset Management, Inc.
     Securities VIP -- Class B     appreciation and current income    Subadviser: RREEF America LLC
                                   through investments in real
                                   estate securities.
DWS VARIABLE SERIES I
  DWS Bond VIP -- Class B          Seeks to maximize total return     Deutsche Investment Management
                                   consistent with preservation of    Americas Inc.
                                   capital and prudent investment     Subadviser: Aberdeen Asset
                                   management, by investing for both  Management Inc.
                                   current income and capital
                                   appreciation.
  DWS Capital Growth VIP -- Class  Seeks to provide long-term growth  Deutsche Investment Management
     B                             of capital.                        Americas Inc.
  DWS Global Opportunities         Seeks above-average capital        Deutsche Investment Management
     VIP -- Class B                appreciation over the long-term.   Americas Inc.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

  DWS Growth & Income              Seeks long-term growth of          Deutsche Investment Management
     VIP -- Class B                capital, current income and        Americas Inc.
                                   growth of income.
  DWS Health Care VIP -- Class B   Seeks long-term growth of          Deutsche Investment Management
                                   capital.                           Americas Inc.
  DWS International VIP -- Class   Seeks long-term growth of          Deutsche Investment Management
     B                             capital.                           Americas Inc.
DWS VARIABLE SERIES II
  DWS Balanced VIP -- Class B      Seeks a high total return, a       Deutsche Investment Management
                                   combination of income and capital  Americas Inc.
                                   appreciation.
  DWS Blue Chip VIP -- Class B     Seeks growth of capital and        Deutsche Investment Management
                                   income.                            Americas Inc.
  DWS Conservative Allocation      Seeks a balance of current income  Deutsche Investment Management
     VIP -- Class B                and long-term growth of capital    Americas Inc.
                                   with an emphasis on current
                                   income.
  DWS Core Fixed Income            Seeks high current income.         Deutsche Investment Management
     VIP -- Class B                                                   Americas Inc.
                                                                      Subadviser: Aberdeen Asset
                                                                      Management Inc.
  DWS Davis Venture Value          Seeks growth of capital.           Deutsche Investment Management
     VIP -- Class B                                                   Americas Inc.
                                                                      Subadviser: Davis Selected
                                                                      Advisers, L.P.
  DWS Dreman High Return Equity    Seeks to achieve a high rate of    Deutsche Investment Management
     VIP -- Class B                total return.                      Americas Inc.
                                                                      Subadviser: Dreman Value
                                                                      Management L.L.C.
  DWS Dreman Small Cap Value       Seeks long-term capital            Deutsche Investment Management
     VIP -- Class B                appreciation.                      Americas Inc.
                                                                      Subadviser: Dreman Value
                                                                      Management L.L.C.
  DWS Global Thematic              Seeks long-term capital growth.    Deutsche Investment Management
     VIP -- Class B                                                   Americas Inc.
  DWS Government & Agency          Seeks high current income          Deutsche Investment Management
     Securities VIP -- Class B     consistent with preservation of    Americas Inc.
                                   capital.
  DWS Growth Allocation            Seeks long-term growth of          Deutsche Investment Management
     VIP -- Class B                capital.                           Americas Inc.
  DWS High Income VIP -- Class B   Seeks to provide a high level of   Deutsche Investment Management
                                   current income.                    Americas Inc.
  DWS International Select Equity  Seeks capital appreciation.        Deutsche Investment Management
     VIP -- Class B                                                   Americas Inc.
  DWS Janus Growth & Income        Seeks long-term capital growth     Deutsche Investment Management
     VIP -- Class B                and current income.                Americas Inc.
                                                                      Subadviser: Janus Capital
                                                                      Management LLC
  DWS Large Cap Value              Seeks to achieve a high rate of    Deutsche Investment Management
     VIP -- Class B                total return.                      Americas Inc.
  DWS Mid Cap Growth VIP -- Class  Seeks long-term capital growth.    Deutsche Investment Management
     B                                                                Americas Inc.
  DWS Moderate Allocation          Seeks a balance of long-term       Deutsche Investment Management
     VIP -- Class B                growth of capital and current      Americas Inc.
                                   income with an emphasis on growth
                                   of capital.
  DWS Money Market VIP -- Class B  Seeks maximum current income to    Deutsche Investment Management
                                   the extent consistent with         Americas Inc.
                                   stability of principal.
  DWS Small Cap Growth             Seeks maximum appreciation of      Deutsche Investment Management
     VIP -- Class B                investors' capital.                Americas Inc.
  DWS Strategic Income             Seeks a high current income.       Deutsche Investment Management
     VIP -- Class B                                                   Americas Inc.
  DWS Technology VIP -- Class B    Seeks growth of capital.           Deutsche Investment Management
                                                                      Americas Inc.
  DWS Turner Mid Cap Growth        Seeks capital appreciation.        Deutsche Investment Management
     VIP -- Class B                                                   Americas Inc.
                                                                      Subadviser: Turner Investment
                                                                      Partners, Inc.

             FUNDING                           INVESTMENT                         INVESTMENT
              OPTION                           OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

MET INVESTORS SERIES TRUST
  MFS(R) Emerging Markets Equity   Seeks capital appreciation.        Met Investors Advisory, LLC
     Portfolio -- Class A                                             Subadviser: Massachusetts
                                                                      Financial Services Company
METROPOLITAN SERIES FUND, INC.
  MFS(R) Total Return              Seeks a favorable total return     MetLife Advisers, LLC
     Portfolio -- Class B          through investment in a            Subadviser: Massachusetts
                                   diversified portfolio.             Financial Services Company
THE ALGER AMERICAN FUND
  Alger American Leveraged AllCap  Seeks long-term capital            Fred Alger Management, Inc.
     Portfolio -- Class S          appreciation.


Certain Variable Funding Options have been subject to a merger, substitution or other change. Please see "Appendix C -- Additional Information Regarding the Underlying Funds."

                                  FIXED ACCOUNT

--------------------------------------------------------------------------------

We may offer our Fixed Account as a funding option. Please refer to your Contract and Appendix D for more information.

                             CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for the services and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Contracts

     - the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

     - the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)

     - administration of the annuity options available under the Contracts and

     -    the distribution of various reports to Contract Owners.

Costs and expenses we incur include:

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts

     - sales and marketing expenses including commission payments to your registered representative and

     -    other costs of doing business.

Risks we assume include:

     - that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

     - that the amount of the death benefit will be greater than the Contract Value and

     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments and any associated Purchase Payment Credits are withdrawn before they have been in the Contract for nine years. We will assess the charge as a percentage of the Purchase Payment and any associated Purchase Payment Credits withdrawn as follows:


     YEARS SINCE PURCHASE PAYMENT MADE
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                3 years               8%
         3 years                4 years               7%
         4 years                5 years               6%
         5 years                6 years               5%
         6 years                7 years               4%
         7 years                8 years               3%
         8 years                9 years               2%
        9 years+                                      0%


For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

          (a) any Purchase Payment and any associated Purchase Payment Credits to which no withdrawal charge applies, then

          (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

          (c) any remaining Purchase Payment and any associated Purchase Payment Credits to which a withdrawal charge applies (on a first-in, first-out basis), then

          (d) any Contract earnings

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if Purchase Payments and associated credits are distributed:

     - due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving) or

     -    under the Managed Distribution Program or

     -    under the Nursing Home Confinement provision (as described in Appendix
          E)

FREE WITHDRAWAL ALLOWANCE

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually without a withdrawal charge. We calculate the available withdrawal amount as of the end of the previous Contract Year. If you have Purchase Payments, and any associated Purchase Payment Credits, that are no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance or (b) the total amount of Purchase Payments, and any associated Purchase Payment Credits, no longer subject to a withdrawal charge. Any free withdrawal taken will reduce Purchase Payments and any associated Purchase Payment Credits no longer subject to a withdrawal charge. The free withdrawal allowance applies to any partial or full withdrawal. The free withdrawal allowance is not cumulative from year to year.

Any withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty may be assessed on any withdrawal if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of a withdrawal.

TRANSFER CHARGE

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $40 annual Contract administrative charge and the administrative expense charge. We will deduct the annual Contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract. We will prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a Contract administrative charge from the Fixed Account or:

     (1)  from the distribution of death proceeds;

     (2)  after an annuity payout has begun; or

     (3) if the Contract Value on the date of assessment equals or is greater than $100,000.

We deduct the administrative expense charge (sometimes called "Subaccount administrative charge") on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our Accumulation and Annuity Unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts held in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. If you choose the Standard Death Benefit, the M&E charge equals 1.40% annually. If you choose the Annual Step-Up Death Benefit, the M&E charge is 1.55% annually. If you choose the Roll-Up Death Benefit, the M&E charge is 1.75% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected, there is a maximum charge of 8% of the amounts withdrawn. This charge is not assessed during the accumulation phase.

We will assess the charge as a percentage of the total benefit received as follows:


   YEARS SINCE INITIAL PURCHASE PAYMENT
------------------------------------------
GREATER THAN OR EQUAL TO     BUT LESS THAN    WITHDRAWAL CHARGE
------------------------     -------------    -----------------


         0 years                3 years               8%
         3 years                4 years               7%
         4 years                5 years               6%
         5 years                6 years               5%
         6 years                7 years               4%
         7 years                8 years               3%
         8 years                9 years               2%
        9 years+                                      0%


Please refer to Payment Options for a description of this benefit.

ENHANCED STEPPED-UP PROVISION CHARGE

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.20% of the amounts held in each funding option. The E.S.P. option is available if the owner and Annuitant are both age 75 or younger on the Contract Date.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE

If you elect to add a GMWB rider to your Contract, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge depends on which GWMB rider you select. The current charge for each rider is as follows: GMWB I: 0.40%; GMWB I Plus: 0.55%; GMWB II: 0.50%; GMWB II Plus: 0.65%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

GUARANTEED MINIMUM ACCUMULATION BENEFIT CHARGE

If the GMAB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.40% of the amounts held in each funding option.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 3.5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS

--------------------------------------------------------------------------------

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request, which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Underlying Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Underlying Fund and the reflection of that change in the Underlying Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the Underlying Funds and may disrupt Underlying Fund management strategy, requiring an Underlying Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Underlying Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Underlying Funds, i.e., Credit Suisse Trust Global Small Cap Portfolio, DWS Global Opportunities VIP, DWS International VIP, DWS Dreman Small Mid Cap Value VIP, DWS High Income VIP, DWS International Select Equity VIP, DWS Small Cap Growth VIP, DWS Strategic Income VIP and MFS(R) Emerging

Markets Equity Portfolio (the "Monitored Portfolios"), and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days, or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.

We do not believe that other Underlying Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Underlying Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Underlying Funds, we rely on the Underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Contracts, we will exercise our contractual right to restrict your number of transfers to one every six months. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

     - reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Owner, or

     - reject the transfer or exchange instructions of individual Owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Underlying Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate market timing in any Underlying Fund and there are no arrangements in place to permit any Contract Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Underlying Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds, we have entered into a written agreement, as required by SEC regulation, with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.

In addition, Contract Owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the Underlying Funds generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Underlying Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Underlying Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Underlying Funds. If an Underlying Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract Owner). You should read the Underlying Fund prospectuses for more details.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA Program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under a 6 Month, 12 Month or 24 Month Special DCA Program. The programs may have different credited interest rates. We must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Under each program, the interest will accrue only on the remaining amounts in the Special DCA Program. For example, under the 12 Month program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete program enrollment instructions within 15 days of receipt of the initial program Purchase Payment, the entire balance in the program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for funds.

You may only have one DCA Program or Special DCA Program in place at one time.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not available as a funding option, you may still participate in the DCA Program.

                              ACCESS TO YOUR MONEY

--------------------------------------------------------------------------------

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge, and any premium tax not previously deducted. Unless you submit a Written Request specifying the Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

We may withhold payment of surrender, withdrawal or, if applicable, loan proceeds if any portion of those proceeds would be derived from a personal check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless you are (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax adviser before making a withdrawal from your Contract.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals upon 30 days' written notice to Contract Owners (where allowed by state law). There is currently no additional fee for electing systematic withdrawals.

Each systematic withdrawal is subject to federal income taxes on the taxable portion and may be subject to Contract charges. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

MANAGED DISTRIBUTION PROGRAM. Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 70 1/2. (See "Federal Tax Considerations".) No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program.

                              OWNERSHIP PROVISIONS

--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership or make additional Purchase Payments.

Joint Owner. For Non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

Contingent Annuitant. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living:

     -    the death benefit will not be payable upon the Annuitant's death

     -    the Contingent Annuitant becomes the Annuitant

     -    all other rights and benefits will continue in effect.

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

                                  DEATH BENEFIT

--------------------------------------------------------------------------------

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. At purchase, you elect the Standard Death Benefit, the Step-Up Benefit (also referred to as the "Annual Step-Up") or the Roll-Up Benefit. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance ("Death Report Date").

Three different types of death benefits are available under the Contract prior to the Maturity Date:

     -    Standard Death Benefit

     -    Annual Step-Up Death Benefit

     -    Roll-Up Death Benefit.

The Annual Step-Up and Roll-Up Death Benefits may not be available in all jurisdictions. There are age restrictions on certain death benefits (see The Annuity Contract section).

Note: If the owner dies before the Annuitant, the death benefit is recalculated, replacing all references to "Annuitant" with "owner."

DEATH PROCEEDS BEFORE THE MATURITY DATE

STANDARD DEATH BENEFIT: We will pay the beneficiary an amount equal to the greater of (1) or (2) below, each reduced by any applicable premium tax not previously deducted:

     (1)  your Contract Value on the Death Report Date, or

     (2)  your Adjusted Purchase Payment, described below.*

ANNUAL STEP-UP DEATH BENEFIT

We will pay the beneficiary an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax not previously deducted:

     (1)  your Contract Value on the Death Report Date,

     (2)  your Adjusted Purchase Payment described below* or

     (3)  the Step-Up Value, if any, as described below.

ROLL-UP DEATH BENEFIT



--------------------------------------------------------------------------------------
If the Annuitant dies before        -  the Contract Value on the Death Report Date
age 80, the death benefit will      -  your adjusted Purchase Payment, described
be the greatest of:                    below*
                                    -  the Step-Up Value, if any, described below or
                                    -  the Roll-Up Death Benefit Value, described
                                       below; or
--------------------------------------------------------------------------------------
If the Annuitant dies on or         -  the Contract Value on the Death Report Date
after age 80, the death benefit     -  your adjusted Purchase Payment, described
will be the greatest of:               below;*
                                    -  the Step-Up Value, if any, as described below
                                       or
                                    -  the Roll-Up Death Benefit Value, described
                                       below, on the Annuitant's 80th birthday, plus
                                       any additional Purchase Payments and minus any
                                       partial surrender reductions (as described
                                       below) that occur after the Annuitant's 80(th)
                                       birthday
--------------------------------------------------------------------------------------


* If you have elected a GMWB Rider (Guaranteed Income Solution) your adjusted Purchase Payment will NOT be calculated as described below but will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date you purchase the rider.

ADJUSTED PURCHASE PAYMENT. The initial Adjusted Purchase Payment is equal to the initial Purchase Payment. Whenever an additional Purchase Payment is made, the Adjusted Purchase Payment is increased by the amount of the Purchase Payment. Whenever a partial surrender is taken, the Adjusted Purchase Payment is reduced by a Partial Surrender Reduction, described below. Purchase Payment Credits are not considered Purchase Payments for the purposes of this calculation.

STEP-UP VALUE. The Step-Up Value will initially equal the Contract Value on the first Contract Date anniversary less any Purchase Payment Credits applied within the last 12 months. On each subsequent Contract Date anniversary that occurs before the Annuitant's 80(th) birthday and before the Annuitant's death, if the Contract Value less any Purchase Payment Credits applied within 12 months is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value less any Purchase Payment Credits applied within the last 12 months. If the Step-Up Value is greater than the Contract Value less any Purchase Payment Credits applied within the last 12 months, the Step-Up Value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up Value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a Partial Surrender Reduction as described below. The only changes made to the Step-Up Value on or after the Annuitant's 80(th) birthday will be those related to additional Purchase Payments or withdrawals as described below.

ROLL-UP DEATH BENEFIT VALUE. On the Contract Date, the Roll-Up Death Benefit Value is equal to the Purchase Payment. Purchase Payment Credits are not considered Purchase Payments. On each Contract Date anniversary, the Roll-Up Death Benefit Value will be recalculated to equal a) plus b) minus c), increased by 5%, where:

     (a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

     (b)  is any Purchase Payment made during the previous Contract Year

     (c) is any Partial Surrender Reduction (as described below) during the previous Contract Year.

On dates other than the Contract Date anniversary, the Roll-Up Death Benefit Value will equal a) plus b) minus c) where:

     (a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

     (b) is any Purchase Payment made since the previous Contract Date anniversary

     (c) is any Partial Surrender Reduction (as described below) since the previous Contract Date anniversary.

The maximum Roll-Up Death Benefit equals 200% of the difference between all Purchase Payments and all partial surrender reductions** (as described below).

** Your Roll-Up Death Benefit will be subjected to the partial surrender reduction below even if you have elected the GMWB Rider (Guaranteed Income Solution).

PARTIAL SURRENDER REDUCTIONS.

ADJUSTED PURCHASE PAYMENT: The Partial Surrender Reduction equals (1) the adjusted Purchase Payment in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender less any Purchase Payment Credits applied within 12 months of the surrender.

For example, assume your current Contract Value is $55,000. If your current adjusted Purchase Payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the adjusted Purchase Payment as follows:

           50,000 x (10,000/55,000) = $9,090

Your new adjusted Purchase Payment would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current Adjusted Purchase Payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the adjusted Purchase Payment as follows:

           50,000 x (10,000/30,000) = $16,666

Your new adjusted Purchase Payment would be 50,000-16,666, or $33,334.

STEP-UP AND ROLL-UP VALUE: The Partial Surrender Reduction equals (1) the death benefit value (Step-Up or Roll-Up Value) in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender less any Purchase Payment Credits applied within 12 months of the surrender.

For example, assume your current Contract Value is $55,000. If your current Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

           50,000 x (10,000/55,000) = $9,090

Your new Step-Up Value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

           50,000 x (10,000/30,000) = $16,666

Your new Step-Up Value would be 50,000-16,666, or $33,334.

ENHANCED STEPPED-UP PROVISION ("E.S.P.")

THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are received both after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

THE INITIAL MODIFIED PURCHASE PAYMENT is equal to the Contract Value as of the rider effective date. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

           50,000 x (10,000/55,000) = $9,090

You new modified Purchase Payment would be 50,000-9,090 = $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

           50,000 x (10,000/30,000) = $16,666

Your new modified Purchase Payment would be 50,000-16,666 = $33,334.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NON-QUALIFIED CONTRACTS


---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

OWNER (WHO IS NOT THE         The beneficiary(ies), or if    The beneficiary elects to      Yes
ANNUITANT) (WITH NO JOINT     none, to the Contract          continue the Contract rather
OWNER)                        Owner's estate.                than receive the
                                                             distribution.
---------------------------------------------------------------------------------------------------------------
OWNER (WHO IS THE ANNUITANT)  The beneficiary(ies), or if    The beneficiary elects to      Yes
(WITH NO JOINT OWNER)         none, to the Contract          continue the Contract rather
                              Owner's estate.                than receive the
                                                             distribution.
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

NON-SPOUSAL JOINT OWNER (WHO  The surviving joint owner.                                    Yes
IS NOT THE ANNUITANT)
---------------------------------------------------------------------------------------------------------------
NON-SPOUSAL JOINT OWNER (WHO  The beneficiary(ies), or if    The beneficiary elects to      Yes
IS THE ANNUITANT)             none, to the surviving joint   continue the Contract rather
                              owner.                         than receive the
                                                             distribution.
---------------------------------------------------------------------------------------------------------------
SPOUSAL JOINT OWNER (WHO IS   The surviving joint owner.     The spouse elects to           Yes
NOT THE ANNUITANT)                                           continue the Contract.
---------------------------------------------------------------------------------------------------------------
SPOUSAL JOINT OWNER (WHO IS   The beneficiary(ies), or if    The spouse elects to           Yes
THE ANNUITANT)                none, to the surviving joint   continue the Contract.
                              owner.
                                                             A spouse who is not the
                                                             beneficiary may decline to
                                                             continue the Contract the
                                                             proceeds and instruct the
                                                             company to pay the
                                                             beneficiary who may elect to
                                                             continue the Contract.
---------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS NOT THE     The beneficiary(ies), or if    The beneficiary elects to      Yes
CONTRACT OWNER)               none, to the Contract Owner    continue the Contract rather
                                                             than receive the
                                                             distribution.

                                                             Or unless, there is a
                                                             Contingent Annuitant, then,
                                                             the Contingent Annuitant
                                                             becomes the Annuitant and
                                                             the Contract continues in
                                                             effect (generally using the
                                                             original Maturity Date). The
                                                             proceeds will then be paid
                                                             upon the death of the
                                                             Contingent Annuitant or
                                                             owner
---------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS THE         See death of "owner who is                                    Yes
CONTRACT OWNER)               the Annuitant" above.
---------------------------------------------------------------------------------------------------------------
ANNUITANT (WHERE OWNER IS A   The beneficiary(ies) (or if                                   Yes (Death of
NONNATURAL ENTITY/TRUST)      none, to the owner.                                           Annuitant is
                                                                                            treated as death
                                                                                            of the owner in
                                                                                            these
                                                                                            circumstances.)
---------------------------------------------------------------------------------------------------------------
CONTINGENT ANNUITANT          No death proceeds are                                         N/A
(ASSUMING ANNUITANT IS STILL  payable; Contract continues.
ALIVE)
---------------------------------------------------------------------------------------------------------------
BENEFICIARY                   No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY        No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------

                               QUALIFIED CONTRACTS


---------------------------------------------------------------------------------------------------------------
                                                                                                 MANDATORY
  BEFORE THE MATURITY DATE,         THE COMPANY WILL                                           PAYOUT RULES
    UPON THE DEATH OF THE         PAY THE PROCEEDS TO:       UNLESS...                            APPLY*
---------------------------------------------------------------------------------------------------------------

OWNER/ANNUITANT               The beneficiary(ies), or if    The beneficiary elects to      Yes
                              none, to the Contract          continue the Contract rather
                              Owner's estate.                than receive a distribution.
---------------------------------------------------------------------------------------------------------------
BENEFICIARY                   No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY        No death proceeds are                                         N/A
                              payable; Contract continues.
---------------------------------------------------------------------------------------------------------------


---------
* Certain payout rules of the Code are triggered upon the death of any owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of contract proceeds within 5 years of death. For Qualified Contracts, if mandatory distributions have begun at the death of the Annuitant, the 5-year payout option is not available.

SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY -- DOES NOT APPLY IF A NON-SPOUSE IS A JOINT OWNER)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract as Contract Owner, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

All other Contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

Please note that spousal continuation will not satisfy minimum distribution rules for Qualified Contracts. Please consult a tax advisor before electing this option.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

     -    transfer ownership

     -    take a loan

     -    make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. All other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

     - as a variable or fixed annuity for life or a period that does not exceed the beneficiary's life expectancy, or

     - under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(ies) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                                 LIVING BENEFITS

--------------------------------------------------------------------------------

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "GUARANTEED INCOME SOLUTION")

For an additional charge, you may elect an optional rider for your Contract that provides a Guaranteed Minimum Withdrawal Benefit, or "GMWB," A GMWB rider is designed to protect your investment from poor market performance, as long as you do not withdraw more than a certain amount from your Contract each year.

AVAILABILITY AND ELIGIBILITY We offer different GMWB riders so that you can choose the level of benefits and costs that makes the most sense for you. This prospectus offers several different GMWB riders, and the availability of each depends on when you purchase your Contract and your state of residence. The several GMWB riders described in this prospectus are called "GMWB I," "GMWB I Plus," "GMWB II," "GMWB II Plus," and "GMWB III;" we may refer to any one of these as GMWB. The availability of each rider is shown below.

                              AVAILABLE GMWB RIDERS


---------------------------------------------------------------------------------------------------------------------------------
     NAME OF RIDER:              GMWB I            GMWB I PLUS            GMWB II            GMWB II PLUS           GMWB III
---------------------------------------------------------------------------------------------------------------------------------
ALSO CALLED:               Guaranteed Income    Guaranteed Income    Guaranteed Income    Guaranteed Income    Guaranteed Income
                                Solution          Solution Plus           Solution          Solution Plus        Solution Value
---------------------------------------------------------------------------------------------------------------------------------
AVAILABILITY:              Not available for       Available if       Available on or         No longer         Available on or
                             purchase on or      approved in your     after March 21,         available.        after March 21,
                            after March 21,           state.        2005 if approved in                       2005 if approved in
                           2005, unless GMWB                             your state                               your state.
                           II is not approved
                             in your state
---------------------------------------------------------------------------------------------------------------------------------

The primary difference between GMWB I and GMWB I Plus, and the primary difference between GMWB II and GMWB II Plus, is the manner in which we treat Purchase Payment Credits. GMWB I and GMWB II exclude Purchase Payment Credits from the guarantees provided under the benefit, whereas GMWB I Plus and GMWB II Plus include Purchase Payment Credits within the guarantees provided under the benefit. The charges for GMWB I Plus and GMWB II Plus are higher than the charges for GMWB I and GMWB II. You should consider whether the additional cost for GMWB I Plus or GMWB II Plus are appropriate for you based on the additional guarantees provided under those benefits.

You may elect a GMWB rider only at the time of your initial purchase of the Contract. You may not elect a GMWB rider if you have also elected the GMAB rider offered under this Contract.

REMAINING BENEFIT BASE ("RBB") For all GMWB riders, the amount of your investment that is guaranteed is called the "remaining benefit base" or "RBB." Your initial RBB is equal to your initial Purchase Payment if you elect GMWB when you purchase your Contract. Your initial RBB does not include Purchase Payment Credits. If you elect GMWB I Plus or GMWB II Plus, the initial RBB includes Purchase Payment Credits. The RBB is not a lump sum guarantee, rather, it is the amount that we guarantee to return to you through a series of payments that annually do not exceed a percentage of your RBB.

ANNUAL WITHDRAWAL BENEFIT ("AWB") The annual percentage of your RBB that is available for withdrawal is called the "annual withdrawal benefit" or "AWB". Each year you may take withdrawals that do not exceed your AWB until your RBB is depleted. Each year you may take your AWB monthly, annually, or on any payment schedule you request. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of, or none of, your AWB in any given year, your AWB in any subsequent year will not be increased. In that case you are choosing to deplete your RBB over a longer period of time.

The AWB is a percentage of your RBB and depends on which GMWB rider you select. Your initial AWB is calculated as a percentage of the RBB immediately before your first withdrawal:


--------------------------------------------------------------------------------------------------------------
                                           GMWB I                    GMWB II
                                         GMWB I PLUS              GMWB II PLUS                GMWB III
--------------------------------------------------------------------------------------------------------------
If you make your first                    5% of RBB                 5% of RBB                 5% of RBB
withdrawal before the 3rd
anniversary
after you purchase GMWB:
--------------------------------------------------------------------------------------------------------------
If you make your first                   10% of RBB                10% of RBB                 5% of RBB
withdrawal after the 3(rd)
anniversary after you purchase
GMWB:
--------------------------------------------------------------------------------------------------------------


ADDITIONAL PREMIUM Currently, additional Purchase Payments serve to increase your RBB and AWB. After each Purchase Payment your new RBB equals your RBB immediately prior to the Purchase Payment plus the dollar amount of the Purchase Payment, not including any Purchase Payment Credits. Your new AWB is equal to the AWB immediately prior to the Purchase Payment, plus a percentage of the Purchase Payment. We use the same percentage as that used to calculate your original AWB as shown above.

If you purchase GMWB I Plus or GMWB II Plus, after each Purchase Payment your new RBB equals your RBB immediately prior to the Purchase Payment plus the dollar amount of the Purchase Payment, including any Purchase Payment Credits. Your new AWB is equal to the AWB immediately prior to the Purchase Payment, plus a percentage of the Purchase Payment and any associated Purchase Payment Credits. We use the same percentage as that used to calculate your original AWB as shown above.

We reserve the right not to include additional Purchase Payments or any associated Purchase Payment Credits into the calculation of the RBB or AWB.

WITHDRAWALS When you make a withdrawal, your AWB remains the same as long as the sum of all of your withdrawals since the most recent anniversary of your purchase or reset of GMWB (or "GMWB Anniversary"), including the current withdrawal, does not exceed your AWB immediately prior to the current withdrawal. In such case your RBB is decreased to equal the RBB immediately prior to the withdrawal, less the dollar amount of the current withdrawal.

However, if you make a withdrawal so that the total of all your withdrawals since your GMWB anniversary, including the current withdrawal, exceeds your AWB immediately prior to the current withdrawal, we will recalculate both your RBB and AWB. The recalculation depends on which GMWB rider you select:

IF YOU SELECT GMWB II, GMWB II PLUS, OR GMWB III:

     - To recalculate your RBB, we reduce your RBB by the greater of the dollar amount of your withdrawal, or a "partial withdrawal reduction." The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal, minus any Purchase Payment Credits applied within 12 months of the withdrawal. If you purchase GMWB II Plus, we do not subtract any Purchase Payment Credits applied within 12 months of the withdrawal.

     - To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

IF YOU PURCHASED GMWB I OR GMWB I PLUS:

     - To recalculate your RBB, we reduce your RBB by a "partial withdrawal reduction." The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal, minus any Purchase Payment Credits applied within 12 months of the withdrawal. If you purchase GMWB I Plus, we do not subtract any Purchase Payment Credits applied within 12 months of the withdrawal.

     - To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

We will waive any surrender charge on amounts that you withdraw up to your AWB, or, for GMWB II and GMWB III only, on amounts up to the amount withdrawn under our Managed Distribution Program, even if such annual amount withdrawn is greater than your free withdrawal allowance.

WITHDRAWAL EXAMPLES. The following examples are intended to illustrate the effect of withdrawals on your RBB and AWB, depending on which GMWB rider you select. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the Variable Funding Options selected by you. The example does not reflect the deduction of fees and charges, withdrawal charges and applicable income taxes and penalties, but does reflect a 4.50% Purchase Payment Credit (see "The Annuity Contract -- Purchase Payment Credits"). Assume your initial RBB is $100,000, your age is less than 70, and you take a withdrawal of $10,000 after your first GMWB Anniversary:

                   WITHDRAWAL EXAMPLE FOR GMWB II AND GMWB III


--------------------------------------------------------------------------------------------------------------------------
                          ASSUMES 10% GAIN ON INVESTMENT                        ASSUMES 10% LOSS ON INVESTMENT
--------------------------------------------------------------------------------------------------------------------------
               CONTRACT                                              CONTRACT
                 VALUE            RBB                AWB (5%)          VALUE            RBB                AWB (5%)
--------------------------------------------------------------------------------------------------------------------------

VALUES AS OF
--------------------------------------------------------------------------------------------------------------------------
INITIAL GMWB
PURCHASE       $104,500        $100,000               $5,000         $104,500        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY
PRIOR TO
WITHDRAWAL     $114,950        $100,000               $5,000          $94,050        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------
PARTIAL
WITHDRAWAL
REDUCTION         N/A         (100,000 x           (5,000 x (1-         N/A         (100,000 x           (5,000 x (1-
                           10,000/114,950) =     90,000/100,000) =               10,000/94,050) =      89,367/100,000) =
                                $8,699                 $500                           $10,633                $532
--------------------------------------------------------------------------------------------------------------------------
GREATER OF
PWR OR THE
DOLLAR AMOUNT
OF THE
WITHDRAWAL                      $10,000                                               $10,633

                            (10,000>8,699)                                       ($10,633>10,000)
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN
VALUE DUE TO
WITHDRAWAL
(PARTIAL
SURRENDER
REDUCTION)      $10,000         $10,000                $500           $10,000         $10,633                $532
--------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY
AFTER
WITHDRAWAL     $104,950         $90,000               $4,500          $84,050         $89,367               $4,468
--------------------------------------------------------------------------------------------------------------------------


                          WITHDRAWAL EXAMPLE FOR GMWB I


--------------------------------------------------------------------------------------------------------------------------
                          ASSUMES 10% GAIN ON INVESTMENT                        ASSUMES 10% LOSS ON INVESTMENT
--------------------------------------------------------------------------------------------------------------------------
               CONTRACT                                              CONTRACT
                 VALUE            RBB                AWB (5%)          VALUE            RBB                AWB (5%)
--------------------------------------------------------------------------------------------------------------------------

VALUES AS OF
--------------------------------------------------------------------------------------------------------------------------
INITIAL GMWB
PURCHASE       $104,500        $100,000               $5,000         $104,500        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY
PRIOR TO
WITHDRAWAL     $114,950        $100,000               $5,000          $94,050        $100,000               $5,000
--------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY
AFTER
WITHDRAWAL     $104,950         $91,301               $4,565          $84,050         $89,367               $4,468

                         [100,000 -- (100,000   [5,000 -- (5,000 x             [100,000 -- (100,000        [5,000 x
                          x 10,000/114,950)]     91,301/100,000)]                x 10,000/94,050)]     (89,367/100,000)]
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN
VALUE DUE TO
WITHDRAWAL
(PARTIAL
SURRENDER
REDUCTION)      $10,000         $8,699                 $435           $10,000         $10,633                $532
--------------------------------------------------------------------------------------------------------------------------

                       WITHDRAWAL EXAMPLE FOR GMWB I PLUS


--------------------------------------------------------------------------------------------------------------------------
                          ASSUMES 10% GAIN ON INVESTMENT                        ASSUMES 10% LOSS ON INVESTMENT
--------------------------------------------------------------------------------------------------------------------------
               CONTRACT                                              CONTRACT
                 VALUE            RBB                AWB (5%)          VALUE            RBB                AWB (5%)
--------------------------------------------------------------------------------------------------------------------------

VALUES AS OF
--------------------------------------------------------------------------------------------------------------------------
CONTRACT DATE  $104,500        $104,500               $5,225         $104,500        $104,500               $5,225
--------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY
PRIOR TO
WITHDRAWAL,
CONTRACT YEAR
TWO            $114,950        $104,500               $5,225          $94,050        $104,500               $5,225
--------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY
AFTER
WITHDRAWAL,
CONTRACT YEAR
TWO            $104,950         $95,409               $4,769          $84,050         $93,389               $4,669

                          [104,500 - (104,500    [(5,225 - (5,225               [104,500 - (104,500    [5,225 - (5,225 x
                           x10,000/114,950)]     x10,000/114,950]                x10,000/94,050)]      (10,000/94,050)]
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN
VALUE DUE TO
WITHDRAWAL
(PARTIAL
SURRENDER
REDUCTION)      $10,000         $9,091                 $456           $10,000         $11,111                $556
--------------------------------------------------------------------------------------------------------------------------


                       WITHDRAWAL EXAMPLE FOR GMWB II PLUS


--------------------------------------------------------------------------------------------------------------------------
                          ASSUMES 10% GAIN ON INVESTMENT                        ASSUMES 10% LOSS ON INVESTMENT
--------------------------------------------------------------------------------------------------------------------------
               CONTRACT                                              CONTRACT
                 VALUE            RBB                AWB (5%)          VALUE            RBB                AWB (5%)
--------------------------------------------------------------------------------------------------------------------------

VALUES AS OF
--------------------------------------------------------------------------------------------------------------------------
INITIAL GMWB
PURCHASE       $104,500        $104,500               $5,225         $104,500        $104,500               $5,225
--------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY
PRIOR TO
WITHDRAWAL     $114,950        $104,500               $5,225          $94,050        $104,500               $5,225
--------------------------------------------------------------------------------------------------------------------------
PARTIAL
WITHDRAWAL
REDUCTION         N/A         (104,500 x           [5,225 x (1-         N/A         (104,500 x           [5,225 x (1-
                           10,000/114,950) =    94,500/104,500)] =               10,000/94,050) =     93,389/104,500)] =
                                $9,091                 $500                           $11,111                $556
--------------------------------------------------------------------------------------------------------------------------
GREATER OF
PWR OR THE
DOLLAR AMOUNT
OF THE
WITHDRAWAL                      $10,000                                               $11,111

                            (10,000>9,091)                                        (11,111>10,000)
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN
VALUE DUE TO
WITHDRAWAL
(PARTIAL
SURRENDER
REDUCTION)      $10,000         $10,000                $500           $10,000         $11,111                $556
--------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY
AFTER
WITHDRAWAL     $104,950         $94,500               $4,725          $84,050         $93,389               $4,669
--------------------------------------------------------------------------------------------------------------------------


TAX-QUALIFIED DISTRIBUTION PROGRAMS (GMWB II AND GMWB III ONLY). If you select GMWB II, GMWB II Plus, or GMWB III, subject to certain limitations and restrictions, your AWB will not incur a recalculation as a result of distributions taken under certain eligible Tax-Qualified Distribution Programs ("Tax-Qualified Distribution Programs"). Instead, such distributions will reduce the RBB by the amount of the withdrawal, and will not affect the AWB.

For purposes of GMWB II, GMWB II Plus, and GMWB III, the following Tax-Qualified Distribution Programs are eligible. Only certain types of distribution methods are eligible as described below. Please consult with your tax adviser to make sure you are eligible:

     - Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code ("Code") Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to:

          -    a qualified retirement plan (Code Section 401),

          -    a tax-sheltered annuity (Code Section 403(b)),

          -    an individual retirement account (Code Sections 408(a)),

          -    an individual retirement annuity (Code Section 408(b)), or

          -    a qualified deferred compensation plan (Code Section 457).

          Required minimum distribution must be calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury

          Regulation Section 1.401(a)(9)-9, Q&A-3), and for distributions where the employee (owner) dies before the entire interest is distributed as described in Code Section 401(a)(9)(B)(iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004).

     - Distributions intended to satisfy the exception under Code Section 72(s)(2) to the required minimum distribution rules which apply after the death of the holder of a nonqualified annuity contract provided under Code Section 72(s)(1) for certain amounts payable over the life of a designated beneficiary;

     - Distributions intended to satisfy the exception under Code Section 72(t)(2)(A)(iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section 72(t)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and his designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 I.R.B. 710 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program); or

     - Distributions intended to satisfy the exception under Code Section 72(q)(2)(D) from the 10% additional tax on early distributions from nonqualified annuity contracts imposed by Code Section 72(q)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Beneficiary or the joint lives (or joint life expectancies) of such Beneficiary and his designated beneficiary, provided, however, the amount of the substantially equal periodic payment must be calculated under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Internal Revenue Bulletin 2004-9, Notice 2004-15, page 526. (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program).

You are subject to the following limitations if you are taking distributions under a Tax-Qualified Distribution Program:

     - YOU MUST ENROLL IN OUR MANAGED DISTRIBUTION PROGRAM. If you do not enroll or if you cancel your enrollment, you can continue to make withdrawals under your GMWB rider, however your RBB and AWB may be subject to a recalculation. Under our Managed Distribution Program, you select the frequency of payments. You may change the frequency of your payments only once every two years after your GMWB Anniversary, and you may only make the change during the 30-day period after your GMWB Anniversary. At the time you purchase GMWB, your initial frequency of payment must be annual if you did not take distributions pursuant to your Tax-Qualified Distribution Program at your previous financial institution, unless you turn age 70 1/2 before the first GMWB anniversary.

          You are advised to take your required distributions prior to purchasing GMWB in order to have the choice of taking your distributions on a monthly, quarterly, semi-annual or annual basis. If you do not take your distribution before purchasing GMWB, you will be limited to taking annual distributions for the first two Contract Years after which time you can choose an alternate mode of distribution.

     - ANY WITHDRAWALS OUTSIDE OF THE PROGRAM MAY DECREASE YOUR BENEFIT. All withdrawals under your Contract must be made pursuant to the Tax-Qualified Distribution Program during any 12-month period after an anniversary of your purchase of GMWB (a "GMWB Year"). If during any GMWB Year you take any additional withdrawals that are not made pursuant to the Program, you can continue to make withdrawals under your GMWB rider, however for the remainder of the GMWB Year your RBB and AWB may be subject to a partial withdrawal reduction. To avoid any partial withdrawal reduction, all withdrawals under your Contract must be made pursuant to your Tax-Qualified Distribution Program.

RESET (GMWB I, GMWB I PLUS, GMWB II AND GWMB II PLUS ONLY). If you select GMWB I, GMWB I Plus, GMWB II, or GMWB II Plus, you may choose to reset your RBB at any time on or after the 5th anniversary of your GMWB purchase. Your new RBB is reset to equal your current Contract Value, minus any Purchase Payment Credits received 12 months before the date you reset. If you purchase GMWB I Plus or GMWB II Plus, we will not subtract any Purchase Payment Credits received 12 months before the date you reset. You may reset your RBB again every 5 years after the most recent reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on the anniversary of your GMWB purchase.

Each time you reset your RBB, your new AWB will equal a percentage of your new RBB. The percentage used is the same percentage used to calculate your AWB before the reset.

If you are age 95 and are taking withdrawals under a Tax-Qualified Distribution Program, you may not reset if you purchased GMWB II or GMWB II Plus.

Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. Generally, it may be beneficial to reset your RBB if your Contract Value exceeds your RBB. However, the charge may increase if you elect to reset the RBB (the charge will never exceed the guaranteed maximum charge). Further, if you reset your RBB, your new AWB may be higher or lower than your current AWB. In addition, the length of time over which you can expect to receive your RBB will be reset.

INVESTMENT RESTRICTIONS (GMWB II, GMWB II PLUS, AND GMWB III ONLY)

We reserve the right to restrict allocations to a Variable Funding Option or limit the percentage of Contract value that may be allocated to a Variable Funding Option at any time. If we do so we would provide you with asset allocation requirements, and we reserve the right to require periodic rebalancing of Contract value allocated to Variable Funding Options according to specified percentages. We will provide no less than 30 days advanced written notice if we exercise our right to restrict or limit allocations to a Variable Funding Option and/or require periodic rebalancing between Variable Funding Options. Our ability to restrict allocations to a Variable Funding Option may be different depending on your state.

If we restrict allocations to a Variable Funding Option, as of the effective date of the restriction, we will no longer allow additional Purchase Payments to be applied, or transfers of Contract value to be allocated into the restricted Variable Funding Option. Any Contract value previously allocated to a restricted Variable Funding Option will not be subject to the restriction. If we impose a limit on the percentage of Contract value allocated to a Variable Funding Option, as of the effective date of the restriction, we will impose the limit on all subsequent allocations.

GMWB CHARGE. The charge for your GMWB rider is different depending on which version of GMWB you choose. For all GMWB riders, the charge is deducted each business day from amounts held in each Variable Funding Option. The current charge for each rider, on an annual basis, is shown below. Your current charge will not change unless you reset your benefits, at which time we may modify the charge. In such case the charge will never exceed 1.00%.


---------------------------------------------------------------------------------------------------------------------------------
                                 GMWB I            GMWB I PLUS            GMWB II            GMWB II PLUS           GMWB III
---------------------------------------------------------------------------------------------------------------------------------
Current Annual Charge            0.40%                0.55%                0.50%                0.65%                0.25%
---------------------------------------------------------------------------------------------------------------------------------
Maximum Annual Charge            1.00%                1.00%                1.00%                1.00%                 N/A
After a Reset
---------------------------------------------------------------------------------------------------------------------------------


MAXIMUM RBB. Although we have no current plans to do so, in the future we may impose a maximum RBB. If we do, we would stop including additional Purchase Payments and any Purchase Payment Credits into the calculation of your RBB. If we impose a maximum RBB for Purchase Payments or reset, the maximum RBB will never be less than the cumulative Purchase Payments to which we have previously consented.

Currently you must obtain our consent to purchase any RBB over $1 million. Purchase Payments under $1 million are not subject to a maximum RBB.

TERMINATION. Once you purchase GMWB I or GMWB I Plus, you cannot cancel it. If you select GMWB II, GMWB II Plus, or GMWB III, you may terminate your rider at any time after the 5(th) anniversary of your purchase of GMWB. Once you terminate a GMWB III rider, you cannot re-elect it. You must request your termination in writing. All GMWB riders terminate automatically when you reach the maturity date of your Contract, if your Contract is assigned, or if the rider is exchanged for a similar rider offered by us.

OTHER INFORMATION ABOUT GMWB. If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

     - The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or optional benefit, if any, will be paid.

     - The total annual payment amount will equal the AWB and will never exceed your RBB, and

     - We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Please refer to the Death Benefit section for information on how GMWB may impact your death benefit.

COMPARISON OF IMPORTANT DIFFERENCES BETWEEN THE GMWB RIDERS

The following chart may help you decide which version of GMWB is best for you.


---------------------------------------------------------------------------------------------------------------------------------
                                 GMWB I            GMWB I PLUS            GMWB II            GMWB II PLUS           GMWB III
---------------------------------------------------------------------------------------------------------------------------------
AWB                        5% of RBB if first   5% of RBB if first   5% of RBB if first   5% of RBB if first       5% of RBB
                           withdrawal before    withdrawal before    withdrawal before    withdrawal before
                            3rd anniversary      3rd anniversary      3rd anniversary      3rd anniversary
                          10% of RBB if first  10% of RBB if first  10% of RBB if first  10% of RBB if first
                            withdrawal after     withdrawal after     withdrawal after     withdrawal after
                            3rd anniversary      3rd anniversary      3rd anniversary      3rd anniversary
---------------------------------------------------------------------------------------------------------------------------------
ANNUAL CHARGE                    0.40%                0.55%                0.50%                0.65%                0.25%
---------------------------------------------------------------------------------------------------------------------------------
RESET                             Yes                  Yes                  Yes                  Yes                   No
---------------------------------------------------------------------------------------------------------------------------------
CAN I CANCEL MY GMWB?              No                   No           Yes, after the 5th   Yes, after the 5th   Yes, after the 5th
                                                                        anniversary          anniversary          anniversary
                                                                      of GMWB purchase     of GMWB purchase     of GMWB purchase
---------------------------------------------------------------------------------------------------------------------------------
ARE PURCHASE PAYMENT               No                  Yes                   No                  Yes                   No
CREDITS INCLUDED AS PART
OF THE GUARANTEE (THE
RBB)?
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT RESTRICTIONS            No                   No                  Yes                  Yes                  Yes
---------------------------------------------------------------------------------------------------------------------------------
WAIVER OF RECALCULATION            No                   No                  Yes                  Yes                  Yes
OF AWB FOR DISTRIBUTIONS
FROM TAX-QUALIFIED PLANS
---------------------------------------------------------------------------------------------------------------------------------

GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB")

We offer a Guaranteed Minimum Accumulation Benefit rider ("GMAB Rider") for an additional charge. The GMAB Rider guarantees that your Contract Value will not be less than a minimum amount at the end of a specified number of years. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount. If you elect the GMAB Rider, we require that you allocate your Contract Value according to certain limitations and restrictions, and agree to periodic rebalancing of your Contract Value.

Currently, the GMAB Rider may only be elected at the time that you purchase your Contract. We may make the GMAB Rider available to Contracts after their effective date at a later date subject to certain additional terms and restrictions. You may not elect the GMAB Rider if you have also elected the GMWB Rider offered under the Contract.

BENEFIT DESCRIPTION & KEY TERMS

If you elect the GMAB Rider, we guarantee that if your Contract Value is less than your Benefit Base (defined below) on the Rider Maturity Date (defined below), we will apply additional amounts to your Contract to increase your Contract Value so that it is equal to the Benefit Base. Any additional amounts that we apply to your Contract to increase the Contract Value to equal the Benefit Base will be allocated to the money market Subaccount on the Rider Maturity Date. Any such additional amounts will be treated as earnings under your Contract, and will not be subject to a withdrawal charge once they are applied to your Contract.

If your Contract Value is equal to or greater than the Benefit Base on the Rider Maturity Date, the GMAB Rider will terminate and no additional amounts will be applied to your Contract.

Benefit Base: The Benefit Base is equal to the Base Calculation Amount on the Rider Maturity Date and represents the minimum Contract Value that we guarantee on such date. We do not guarantee the Benefit Base on any day other than the Rider Maturity Date. The Benefit Base will not be available for withdrawal nor will it be used to calculate any benefits under the Contract prior to the Rider Maturity Date. The Benefit Base can never be less than zero.

Base Calculation Amount: We calculate the Base Calculation Amount to determine the Benefit Base. On the Rider Effective Date, the Base Calculation Amount is equal to your initial Purchase Payment. The Base Calculation Amount will not include any credits we applied to your Purchase Payment. Aggregate Purchase Payments over $1 million are subject to our consent, including our consent to limit the Base Calculation Amount applicable to your GMAB Rider. We may impose a maximum Base Calculation Amount (and thereby, a maximum Benefit Base) in the future for Contract Owners who elect the GMAB Rider, but the maximum Base Calculation Amount will never be less than the Base Calculation Amount to which we have previously consented. We reserve the right to restrict increases in your maximum Base Calculation Amount based on subsequent Purchase Payments if such Purchase Payments would cause you Base Calculation Amount to be greater than our maximum Base Calculation Amount. We will not limit or impose a maximum Base Calculation Amount if your aggregate Purchase Payments are under $1 million. If you purchase more than one contract issued by the Company in the same calendar year and elect the GMAB Rider on each contract, the $1,000,000 Benefit Base maximum may be applied to the aggregate Benefit Base for all contracts. State variations may apply.

The Base Calculation Amount will not be used to calculate any benefits under the Contract, other than the GMAB Rider Liquidity Option described below. The Base Calculation Amount can never be less than zero. The Base Calculation Amount may change between the Rider Effective Date and Rider Maturity Date if you make additional Purchase Payments or request withdrawals from your Contract.

     - If you make an additional Purchase Payment(s) within 12 months after the Rider Effective Date, we will increase the Base Calculation Amount by the amount of the Purchase Payment. The Base Calculation Amount will not include any credits we applied to any additional Purchase Payments you make. If you make an additional Purchase Payment(s) more than 12 months after the Rider Effective Date, we will not increase the Base Calculation Amount; however your Contract Value will increase, reflecting the amount of the Purchase Payment. Therefore, Purchase payments made more than 12 months after the Rider Effective Date may have a significant impact on whether a benefit is due under the GMAB Rider. Even if Purchase Payments made prior to and during the 12-month period after the Rider Effective Date lose significant value, if on the Rider Maturity Date the Contract Value, which includes all Purchase Payments, is equal to or greater than the Benefit Base, which includes only the Purchase Payments prior to or during that 12-month period, then no benefit is due. You should consider this prior to making an additional

          Purchase Payment more than 12 months after the Rider Effective Date. The GMAB Rider may not be appropriate for you if you anticipate making Purchase Payments after the 12-month period.

     - If you request a partial withdrawal, we will decrease the Base Calculation Amount in effect as of the date of the request by the actual dollar amount of the withdrawal or the Partial Withdrawal Reduction amount, whichever is greater. The Partial Withdrawal Reduction amount is equal to the Base Calculation Amount in effect immediately prior to the reduction for the partial withdrawal multiplied by the actual amount of the partial withdrawal divided by the Contract Value immediately prior to the partial withdrawal, minus Purchase Payment Credits received within 12 months prior to the partial withdrawal, if any. When determining the impact of a partial withdrawal on the Base Calculation Amount, the actual amount of the partial withdrawal will include any withdrawal charges and taxes that were deducted at the time of the partial withdrawal.

Rider Maturity Date: The Rider Maturity Date is the anniversary of the Rider Effective Date that corresponds to the number of years you elect as the Rider Period (described below).

Rider Period: The Rider Period is the number of years you select between the Rider Effective Date and the Rider Maturity Date. Currently, we only offer a Rider Period of ten (10) years. We may offer Rider Periods of lesser or greater duration available in the future, subject to additional terms, conditions and limitations.

EXAMPLES OF BENEFIT BASE/BASE CALCULATION AMOUNT

Below are examples of how we determine the Benefit Base and Base Calculation Amount, as well as examples showing the impact of subsequent Purchase Payments and partial withdrawals. For purposes of each example below, assume that you elect the GMAB Rider on the effective date of your Contract and that your initial Purchase Payment is $100,000.

The example below illustrates the impact of the guarantee provided under the GMAB Rider assuming that your Contract Value increases or decreases during the Rider Period.

                EXAMPLES OF GMAB RIDER ON THE RIDER MATURITY DATE


--------------------------------------------------------------------------------------------------------------------
                           INCREASING CONTRACT VALUE                           DECLINING CONTRACT VALUE
--------------------------------------------------------------------------------------------------------------------
                                      BASE                                               BASE
                   CONTRACT       CALCULATION                         CONTRACT       CALCULATION
                    VALUE            AMOUNT        BENEFIT BASE        VALUE            AMOUNT        BENEFIT BASE
--------------------------------------------------------------------------------------------------------------------

VALUE AS OF
GMAB RIDER
EFFECTIVE
DATE               $104,500         $100,000      Not Applicable      $104,500         $100,000      Not Applicable
--------------------------------------------------------------------------------------------------------------------
VALUE AS OF
RIDER
MATURITY DATE      $114,950         $100,000         $100,000         $94,050          $100,000         $100,000
--------------------------------------------------------------------------------------------------------------------
AMOUNT
APPLIED TO
CONTRACT
VALUE DUE TO
GMAB RIDER                           $0(1)                                            $5,950(2)
--------------------------------------------------------------------------------------------------------------------


---------
(1) If your Contract Value on the GMAB Rider Maturity Date is equal to or greater than the Benefit Base, we will not apply any additional amounts to your Contract Value. Your GMAB Rider will terminate and we will no longer deduct the annual charge for the rider.
(2) If your Contract Value on the GMAB Rider Maturity Date is less than the Benefit Base, we will apply additional amounts to your Contract Value so that it is equal to the Benefit Base. The additional amount will be added to the money market subaccount.

The example below illustrates the impact of making an additional $10,000 Purchase Payment while the GMAB Rider is in effect, specifically the different manner in which we will treat Purchase Payments for purpose of determining the Base Calculation Amount based on when the Purchase Payment is made.

  EXAMPLES OF ADDITIONAL PURCHASE PAYMENTS -- IMPACT ON BASE CALCULATION AMOUNT


--------------------------------------------------------------------------------------------------------------------
                  ADDITIONAL PURCHASE PAYMENT WITHIN 12 MONTHS       ADDITIONAL PURCHASE PAYMENT AFTER 12 MONTHS
--------------------------------------------------------------------------------------------------------------------
                                                       BASE                                               BASE
                   CONTRACT         PURCHASE       CALCULATION        CONTRACT         PURCHASE       CALCULATION
                    VALUE           PAYMENT           AMOUNT           VALUE           PAYMENT           AMOUNT
--------------------------------------------------------------------------------------------------------------------

VALUE AS OF
GMAB RIDER
EFFECTIVE
DATE               $104,500         $100,000         $100,000         $104,500         $100,000         $100,000
--------------------------------------------------------------------------------------------------------------------
VALUE BEFORE
ADDITIONAL
PURCHASE
PAYMENT            $114,950      Not Applicable      $100,000         $114,950      Not Applicable      $100,000
--------------------------------------------------------------------------------------------------------------------
VALUE AFTER
ADDITIONAL
PURCHASE
PAYMENT            $125,400         $10,000          $110,000         $125,400         $10,000          $100,000
--------------------------------------------------------------------------------------------------------------------


The example below illustrates the impact of making a $10,000 partial withdrawal at least 12 months after the Rider Effective Date while the GMAB Rider is in effect, specifically the difference in the manner in which a partial withdrawal affects your Base Calculation Amount in an increasing market versus a decreasing market. The example assumes that the partial withdrawal does not qualify under the GMAB Rider Liquidity Option described below.

      EXAMPLES OF PARTIAL WITHDRAWALS -- IMPACT ON BASE CALCULATION AMOUNT


----------------------------------------------------------------------------------------------------------------------------
                                                    ASSUMING INCREASING CONTRACT VALUE
----------------------------------------------------------------------------------------------------------------------------
                                             BASE                                                        REDUCTION TO BASE
                     CONTRACT             CALCULATION       PARTIAL WITHDRAWAL     PARTIAL SURRENDER        CALCULATION
                       VALUE                AMOUNT                AMOUNT               REDUCTION              AMOUNT
----------------------------------------------------------------------------------------------------------------------------

VALUE AS OF
GMAB RIDER
EFFECTIVE
DATE                 $104,500              $100,000           Not Applicable        Not Applicable        Not Applicable
----------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY
PRIOR TO
PARTIAL
WITHDRAWAL           $114,950              $100,000           Not Applicable        Not Applicable        Not Applicable
----------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY                                                                           [100,000 X
FOLLOWING
PARTIAL                                                                             10,000/114,950]
WITHDRAWAL           $104,950               $90,000               $10,000               $8,699                $10,000
----------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------
                                                     ASSUMING DECLINING CONTRACT VALUE
----------------------------------------------------------------------------------------------------------------------------
                                             BASE                                                        REDUCTION TO BASE
                     CONTRACT             CALCULATION       PARTIAL WITHDRAWAL     PARTIAL SURRENDER        CALCULATION
                       VALUE                AMOUNT                AMOUNT               REDUCTION              AMOUNT
----------------------------------------------------------------------------------------------------------------------------

VALUE AS OF
GMAB RIDER
EFFECTIVE
DATE                 $104,500              $100,000           Not Applicable        Not Applicable        Not Applicable
----------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY
PRIOR TO
PARTIAL
WITHDRAWAL            $94,050              $100,000           Not Applicable        Not Applicable        Not Applicable
----------------------------------------------------------------------------------------------------------------------------
VALUE
IMMEDIATELY                                                                           [100,000 X
FOLLOWING
PARTIAL                                                                             10,000/94,050]
WITHDRAWAL            $84,050               $89,368               $10,000               $10,632               $10,632
----------------------------------------------------------------------------------------------------------------------------


INVESTMENT LIMITATIONS/RESTRICTIONS/REBALANCING

If you elect the GMAB Rider, your Contract will be subject to additional limitations and restrictions on your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts.

Specifically, you will be required to allocate 100% of your Contract Value amongst the Permitted Subaccounts listed below. Three of the Permitted Subaccounts (DWS Conservative Allocation VIP, DWS Moderate Allocation VIP, and DWS Growth Allocation VIP) invest in Underlying Funds that invest in other Underlying Funds offered under the Contract across a range of asset classes, utilizing a wide variety of securities and investment styles. Please refer to the section of the Prospectus entitled "The Variable Funding Options" for a description of the investment objective and strategy for each these Subaccounts.


                                      PERMITTED SUBACCOUNTS
                    --------------------------------------------------------


                          DWS Conservative Allocation VIP
                          DWS Moderate Allocation VIP
                          DWS Growth Allocation VIP
                          DWS Money Market VIP


We do not impose any limitation or restriction on your right to make transfers between the Permitted Subaccounts or to allocate Purchase Payments to the Permitted Subaccounts. However, any request to transfer Contract Value or allocate Purchase Payments to a Subaccount that is not a Permitted Subaccount will be rejected. You will be required to submit a new transfer request or allocation instructions that only includes one or more of the Permissible Subaccounts. We will not be responsible for any financial impact caused by delays in processing your transaction if your request is rejected because it violated the Permitted Subaccount limitations.

We may name additional Subaccounts as Permitted Subaccounts or may impose allocation limits on the amount of Contract Value that you can allocate to a Permitted Subaccount. Any such change will only apply to Contract Owners who elect the GMAB Rider after the effective date of the change. However, for existing Contract Owners, we may apply any new investment limitation on transfers and subsequent Purchase Payments.

You will be required to establish a personal allocation profile at the time that you elect the GMAB Rider specifying the Permitted Subaccounts and the allocation percentages for each Permitted Subaccount in which you intend to allocate your initial Purchase Payment and any credits that we apply to your initial Purchase Payment. Your personal allocation profile will remain in effect for any additional Purchase Payments you make until you elect to change it. Your personal allocation profile may include any combination of Permitted Subaccounts.

Rebalancing: We may require rebalancing of your Contract Value according to the current personal allocation profile that you specify for the Permissible Subaccounts. If we require rebalancing, we will rebalance your Contract Value in each Permissible Subaccount that you elected according to the relative proportions indicated in your personal allocation profile.

GMAB RIDER LIQUIDITY OPTION

During the 90-day period prior to the 5th anniversary of the Rider Effective Date, you may request a partial withdrawal of up to 15% of the Base Calculation Amount immediately prior to the request. Under this option, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal so long as the withdrawal does not exceed the amount available for withdrawal under this provision. If you request a partial withdrawal greater than 15% of the Base Calculation Amount, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal for amounts withdrawn up to the 15% limit and, for the excess amount, we will reduce the Base Calculation Amount as described above under the sub-section "Base Calculation Amount." Any partial withdrawal you make under this provision will be made free of withdrawal charges that would otherwise apply under the terms of your Contract. Additionally, any withdrawals taken under this feature will reduce your Free Withdrawal Allowance under the Contract.

This feature can only be exercised once before the Rider Maturity Date and must occur during the 90-day period prior to the 5th anniversary of the Rider Effective Date. We reserve the right to require you to exercise your rights under this provision on the anniversary of your Rider Effective Date. You must notify us in a form acceptable to us that you are exercising your rights under this GMAB Rider Liquidity Option.

CANCELLATION OF THE GMAB RIDER

You may elect to cancel the GMAB Rider at any time after the 5th anniversary of the GMAB Rider Effective Date. Upon cancellation, we will no longer deduct the annual charge for the GMAB Rider. Upon cancellation of the GMAB Rider, all rights and benefits under the GMAB Rider will cease. Upon cancellation, we will no longer apply any of the investment limitations and restrictions described above.

GMAB Rider Exchange Option -- If, during the 90-day period following the 5th anniversary of the Rider Effective Date, your Contract Value is greater than the Base Calculation Amount, you may elect to cancel the GMAB Rider and simultaneously elect either a new GMAB Rider or a GMWB Rider. You will be required to meet any eligibility requirements that apply to each rider at the time you make the election.

          Exchange for New GMAB Rider: If you elect to cancel the GMAB Rider and elect the GMAB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your new GMAB Rider will be the date we receive your request in good order. Your new GMAB Rider will be subject to a new Rider Maturity Date. The Benefit Base of your prior GMAB Rider will not apply to the new GMAB Rider. Your Contract Value as of the date you elect to exchange your GMAB Rider will be used to determine your initial Base Calculation Amount for the new rider. The new GMAB Rider will be subject to a new charge that may be higher or lower than the charge you paid for your original GMAB Rider. The GMAB Rider that we make available under this Rider Exchange Option will always feature a ten year Rider Period and may include other Rider Period durations.

          Exchange for GMWB Rider: If you elect to cancel the GMAB Rider and elect the GMWB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your GMWB Rider will be the date we receive your request. The GMWB Rider that we make available under this Rider Exchange Option will feature a 10% minimum annual withdrawal amount. The GMWB Rider will be subject to the charge then in effect for a GMWB Rider that is offered under this Rider Exchange Option.

TERMINATION

The GMAB Rider will terminate on the earliest to occur of: (1) the Rider Maturity Date; (2) the date you elect to begin receiving Annuity Payments under the Contract; (3) the date you fully surrender your Contract; (4) the date you elect to cancel the GMAB Rider (including assignments); (5) the date we receive Due Proof of Death if the surviving spouse or beneficiary does not elect to continue the Contract (if allowed); or (6) the date the GMAB Rider is cancelled and replaced with a new GMAB Rider or GMWB Rider under the Rider Exchange Option.

The annual charge for the GMAB Rider will no longer be deducted and all guarantees will cease when the rider is terminated. Further, any investment limitations and restrictions will no longer apply after the GMAB Rider is terminated. If the GMAB Rider is terminated before the Rider Maturity Date, the Benefit Base will not be paid.

CHARGE FOR GMAB

If you elect the GMAB Rider, we will deduct an additional charge on a each business day basis that is equal to an annual charge of 0.40% from your Contract Value invested in the Subaccounts. The charge will be applied and will not change from the Rider Effective Date until the Rider Maturity Date unless the rider is cancelled or terminates prior to such date. If you elect to terminate the GMAB Rider prior to the Rider Maturity Date, the charge will no longer be deducted. If you elect to exchange this GMAB Rider and elect a new GMAB Rider under the Rider Exchange Option (described above), the current charge in effect for the GMAB rider will be applied, which may be higher or lower than the charge you paid for this rider.

ADDITIONAL CONSIDERATIONS

     - Your Contract cannot have any outstanding loans if you elect the GMAB Rider. Further, you may not request a loan from your Contract if you have previously elected the GMAB Rider.

     - If you die while the GMAB Rider is in effect, and your surviving spouse or Beneficiary elects to continue the Contract under the spousal contract continuance or beneficiary contract continuance provision, then the GMAB Rider will remain in effect and will continue until the Rider Maturity Date.

     - Any DCA Program that is in effect while the GMAB Rider is in effect must meet the investment limitations and restrictions of the GMAB Rider, as described above. In addition, you may not request a DCA Program that makes transfers from Class B Subaccounts to Class A Subaccounts.

     - If you are expecting to request withdrawals from your Contract, including withdrawals intended to satisfy required minimum distribution requirements, the impact of such withdrawals on the guarantees provided under the GMAB Rider will make the rider less valuable.

                               THE ANNUITY PERIOD

--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among Annuity Payment options or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity Payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life;
(b) for life with a minimum number of payments assured; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states. Please be aware that once the Contract is annuitized, you are ineligible to receive the death benefit you have selected.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 70th birthday for Qualified Contracts and for Non-qualified Contracts the Annuitant's 90th birthday or ten years after the effective date of the Contract, if later (this requirement may be changed by us).

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 90th birthday or to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See "Transfers.")

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The Contract tables factor in an assumed daily net investment factor of 3.0%. We call this your net investment rate. Your net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Annuity Tables in effect on the Maturity Date.

                                 PAYMENT OPTIONS

--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract. (See "Annuity Options.")

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Payments for a Fixed Period without Life Contingency. We will make periodic payments for the period selected. Please note that Option 5 may not satisfy minimum distribution rules for Qualified Contracts. Please consult a tax advisor before electing this option.

Option 6 -- Other Annuity Options. We will make any other arrangements for Annuity Payments as may be mutually agreed upon.

VARIABLE LIQUIDITY BENEFIT

This benefit is only offered with the annuity option "Payments for a Fixed Period without Life Contingency."

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the Contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.

                        MISCELLANEOUS CONTRACT PROVISIONS

--------------------------------------------------------------------------------

RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any Contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) minus any Purchase Payment Credits within ten days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment minus any Purchase Payment Credits in full; during the remainder of the right to return period, we will refund the Contract Value (including charges) minus any Purchase Payment Credits.

During the right to return period, you will not bear any contract fees associated with the Purchase Payment Credits. The amount we return to you will include any investment gains on the credit during the right to return period. However, if you have investment losses on the credit during the right to return period, we will recover the original amount of the credit.

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

We reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $2,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Accordingly, no Contract will be terminated due solely to negative investment performance. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value (less any Purchase Payment Credits applied within 12 months of termination) less any applicable taxes. In certain states, we may be required to pay you the Contract Value.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. At any time, payments from the Fixed Account may be delayed up to 6 months.

                              THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------

MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut each sponsor Separate Accounts: Separate Account Eleven and Separate Account Twelve, respectively. References to "Separate Account" refer either to Separate Account Eleven or Separate Account Twelve, depending on the issuer of your Contract. Both Separate Account Eleven and Separate Account Twelve were established on November 14, 2002 and are registered with the SEC as unit investment trusts under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Separate Account Eleven and Separate Account Twelve for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company. Any obligations that exceed the assets in the Separate Account are payable by the Company's general account. The amount of the guaranteed death benefit that exceeds the Contract Value is paid from the Company's general account. Benefit amounts paid from the general account are subject to the financial strength and claims-paying ability of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

We reserve the right to transfer assets of the Separate Account to another separate account, and/or to modify the structure or operation of the Separate Account, subject to the necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your Contract Value.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features such as the E.S.P., GMAB or GMWB. However, if you elect any of these optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.


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Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Funding Option. In those cases, we can create "hypothetical historical performance" of a Variable Funding Option. These figures show the performance that the Variable Funding Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

                           FEDERAL TAX CONSIDERATIONS

--------------------------------------------------------------------------------

The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

You are responsible for determining whether your purchase of a Contract, withdrawals, income payments and any other transaction under your Contract satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%, respectively. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Under current federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including
IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and dividends. Earnings under annuity contracts, like interest payable on fixed investments (notes, bonds, etc.) continue to be taxed as ordinary income (top rate of 35%). The tax law provides deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Although the law is not clear, the aggregation rule may also adversely affect the tax treatment of payments received under an income annuity where the owner has purchased more than one non-qualified annuity during the same calendar year from the same or an affiliated company after October 21, 1988, and is not receiving income payments from all annuities at the same time. Please consult your own tax advisor.

STATE AND LOCAL TAXES. The rules for state and local income taxes may differ from the federal income tax rules. Purchasers and prospective purchasers of the Contract should consult their own tax advisors and the law of the applicable taxing jurisdiction to determine what rules and tax benefits apply to the contract.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS. For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% tax penalty is in addition to any other penalties that may apply under your Contract and the normal income taxes due on the distribution.


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TAX-FREE EXCHANGES. Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life insurance, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

FEDERAL ESTATE TAXES. While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract or from any applicable payment and pay it directly to the IRS.

TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any tax-qualified employee pension or retirement savings plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs (including Roth IRAs), tax sheltered annuities established by public school systems or certain tax exempt organizations under Code Section 403(b), corporate-sponsored pension, retirement savings and profit sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below. All qualified plans (including IRAs) receive tax-deferral under the Code. Although there are no additional tax benefits to funding your qualified plan or IRA with an annuity, it does offer you additional insurance benefits, such as the availability of a guaranteed income for life.

The Contract has not been submitted to the IRS for review and is awaiting approval as to form as a valid IRA. Such approval would not constitute an IRS approval or endorsement of any funding options under the contract. IRS approval as to form is not required to constitute a valid IRA. Disqualification of the Contract as an IRA could result in the immediate taxation of amounts held in the Contract and other adverse consequences.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract generally have not yet been taxed, the full amount of any distributions (including the amount attributable to Purchase Payments), whether paid in the form of lump sum withdrawals or Annuity Payments, are generally taxed at ordinary income tax rates unless the distribution is transferred to an eligible rollover account or contract. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified funding vehicles generally are not subject to current taxation.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement (except for participants who are 5% or more owners of the plan sponsor) . If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations

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changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

Final income tax regulations regarding minimum distribution requirements were released in June 2004. These regulations affect both deferred and income annuities. Under these new rules, effective with respect to minimum distributions required for the 2006 distribution year, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value, including the Enhanced Stepped-Up Provision, as well as all living benefits such as GMAB and GMWB) must be added to the account value in computing the amount required to be distributed over the applicable period. We will provide you with additional information as to the amount of your interest in the Contract that is subject to required minimum distributions under this new rule and either compute the required amount for you or offer to do so at your request. The new rules are not entirely clear and you should consult your personal tax advisor as to how these rules affect your Contract.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within five years from the date of death or minimum distributions may be taken over the life expectancy of the individual beneficiaries (or in the case of certain trusts that are contract beneficiaries, over the life expectancy of the individuals who are the beneficiaries of the trust), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(B), OR 408, INCLUDING IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for any higher limits to be effective at a state income tax level. In other words, the permissible contribution limits for federal and state income tax purposes may be different. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make contributions, which in some cases may be deductible, to an individual retirement annuity (IRA). The applicable limit is $4,000 for calendar year 2007, $5,000 for 2008, and may be indexed for inflation in future years. Additional "catch-up contributions" may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and on their participation in a retirement plan. If an individual is married and the spouse is not employed, the individual may establish IRAs for the individual and spouse. Purchase Payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

Deductible contributions to an IRA and Roth IRA for the year must be aggregated for purposes of the individual Code Section 408A limits and the Code Section 219 limits (age 50+ catch-up).

Partial or full distributions are treated as ordinary income, except that amounts contributed after 1986 on a non-deductible basis are not includable in income when distributed. An additional tax of 10% will apply to any taxable distribution from the IRA that is received by the participant before the age of 59 1/2 except by reason of death, disability or as part of a series of payments for life or life expectancy. Distributions must commence by April 1st of the calendar year after the close of the calendar year in which the individual attains the age of 70 1/2. Certain other mandatory distribution rules apply on the death of the individual. The individual must maintain personal and tax return records of any non-deductible contributions and distributions.

Section 408 (k) of the Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA and can accept an annual employer contribution limited to the lesser of $45,000 or 100% of pay for each participant in 2007.

ROTH IRAS

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations, (similar to the annual limits for traditional IRAs), are not

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deductible and must be made in cash or as a rollover or transfer from another
Roth IRA or other IRA. A conversion of "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to the Roth IRA.

TSAS (ERISA AND NON-ERISA)

GENERAL. TSAs fall under sec.403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under sec.501(c)(3) of the Code.

In general contributions to sec.403(b) arrangements are subject to limitations under sec.415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).

Note: Proposed income tax regulations issued in November 2004 would require certain fundamental changes to these arrangements including (a) a requirement that there be a written plan document in addition to the annuity contract or sec.403(b)(7) custodial account, (b) significant restrictions on the ability for participants to direct proceeds between 403(b) annuity contracts and (c) additional restrictions on withdrawals of amounts attributable to contributions other than elective deferrals.

The proposed regulations will generally not be effective until taxable years beginning after December 31, 2007 at the earliest, and may not be relied on until issued in final form. However, certain aspects including a proposed prohibition on the use of life insurance contracts under 403(b) arrangements and rules affecting payroll taxes on certain types of contributions are currently effective unless revised or revoked in final regulations.

WITHDRAWALS AND INCOME PAYMENTS. If you are under 59 1/2, you cannot withdraw money from your TSA Contract unless the withdrawal:

     - Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments);

     - Is directly transferred to another permissible investment under sec.403(b) arrangements;

     -    Relates to amounts that are not salary reduction elective deferrals;

     - Occurs after you die, leave your job or become disabled (as defined by the Code); or

     - Is for financial hardship (but only to the extent of purchase payments) if your plan allows it.

DESIGNATED ROTH ACCOUNT FOR 403(B) PLANS. Effective January 1, 2006, employers that established and maintain a TSA/403(b) plan ("the Plan") may also establish a Qualified Roth Contribution Program under Section 402A of the Code ("Designated Roth Accounts") to accept after-tax contributions as part of the TSA plan. In accordance with our administrative procedures, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract under the following conditions:

          (1) The employer maintaining the plan has demonstrated to our satisfaction that Designated Roth Accounts are permitted under the Plan.

          (2) In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.

          (3) All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to-trustee transfers from other Designated Roth Accounts).

          (4) In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.


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          (5) No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.

          (6) If permitted under the federal tax law, we may permit both pre-tax contributions under a 403(b) plan as well as after-tax contributions under the Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law.

          (7) We may refuse to accept contributions made as rollovers and trustee-to-trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.

Many of the federal income tax rules pertaining to Designated Roth Accounts have not yet been finalized. Both you and your employer should consult their own tax and legal advisors prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.

The following general tax rules are based on our understanding of the Code and any regulations issued through December 31, 2005, and are subject to change and to different interpretation as well as additional guidance in respect to areas not previously addressed:

The employer must permit contributions under a pre-tax 403(b) plan in order to permit contributions to be irrevocably designated and made part of a Qualified Roth Contribution Program.

Elective deferral contributions to the Designated Roth Account must be aggregated with all other elective deferral contributions made by a taxpayer for purposes of the individual Code Section 402(g) limits and the Code Section 414(v) limits (relating to age 50 and over catch-up contributions) as well as contribution limits that apply under the Plan.

In general, the same tax law rules with respect to restricted monies, triggering events and permitted distributions will apply to the Designated Roth Accounts under the Plan as apply to the traditional pre-tax accounts under the plan (e.g., death or disability of participant, severance from employment, attainment of age 59 1/2 and hardship withdrawals only with respect to contributions (if permitted under the Plan)).

If the amounts have been held under any Designated Roth Account of a participant for at least five years and are made on account of death, disability or after attainment of age 59 1/2, then any withdrawal, distribution or payment of these amounts is generally free of federal income tax ("Qualified Distributions").

Unlike Roth IRAs, withdrawal, distributions and payments that do not meet the five year rule will generally be taxed on a pro-rated basis with respect to earnings and after-tax contributions. The 10% penalty tax will generally apply on the same basis as a traditional pre-tax account under the Plan. Additionally, rollover distributions may only be made tax-free into another Designated Roth Account or into a Roth IRA.

Some states may not permit contributions to be made to a Qualified Roth Contribution Program or may require additional conforming legislation for these rules to become effective.

LOANS. If your TSA Contract permits loans, such loans will be made only from any Fixed Interest Account balance and only up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

The Code and applicable income tax regulations limit the amount that may be borrowed from your Contract and all you employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a proscribed term.

Your Contract will indicated whether loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.


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NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified. As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal made prior to the Maturity Date or in the form of periodic Annuity Payments. As a general rule, there is income in the Contract (earnings) to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments less any amount received previously which was excludible from gross income.

Generally, different tax rules apply to Annuity Payments than to withdrawals and payments received before the annuity starting date. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws.

Similarly, when you receive an Annuity Payment, part of each periodic payment is considered a return of your Purchase Payments and will not be taxed, but the remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes. Annuity Payments are subject to an "excludable amount" or "exclusion ratio" which determines how much of each payment is treated as:

     -    a non-taxable return of your Purchase Payment; or

     -    a taxable payment of earnings.

We generally will tell you how much of each Annuity Payment is a non-taxable return of your Purchase Payments. However, it is possible that the IRS could conclude that the taxable portion of Annuity Payments under a non-qualified contract is an amount greater (or less) than the taxable amount determined by us and reported by us to you and the IRS. Generally, once the total amount treated as a non-taxable return of your Purchase Payments equals your Purchase Payments, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your Annuity Payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

Code Section 72(s) requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the Joint Owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

If a non-qualified annuity is owned by a non-natural person (e.g., a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if the Contract is transferred to another person or entity without adequate consideration, all deferred increases in value will be treated as income for federal income tax purposes at the time of the transfer.

PARTIAL WITHDRAWALS: If you make a partial withdrawal of your Contract Value, the distribution generally will be taxed as first coming from earnings (income in the Contract) and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken. It should be noted that there is no guidance as to the determination of the amount of income in a Contract if it is issued with a Guaranteed Minimum Withdrawal Benefit (GMWB). Therefore, you should consult with your tax adviser as to the potential tax consequences of a partial surrender if your Contract is issued with a GMWB.

PARTIAL ANNUITIZATIONS (IF AVAILABLE WITH YOUR CONTRACT): At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your Contract Value is applied to a payment option. Currently, we will treat the application of less than your entire Contract Value under a Non-qualified Contract to a payment option (i.e. taking Annuity Payments) as a taxable withdrawal for federal income tax purposes (which may also be subject to the 10% penalty tax if you are under age 59 1/2). We will then treat the amount of the withdrawal (after any deductions for taxes) as the purchase price of an income annuity and tax report the income payments

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received under that annuity under the rules for variable income annuities.
Consult your tax attorney prior to partially annuitizing your Contract.

We will determine the excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e. by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature, by the number of expected income payments from the appropriate IRS table). However, the IRS may determine that the excludable amount is different from our computation.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company constantly monitors the diversification of investments and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the Separate Account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax advisor before selecting any rider or endorsement to the Contract.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT. If you have purchased a Guaranteed Minimum Withdrawal Benefit (GMWB), where otherwise made available, note the following:

The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amounts guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Contract Value (prior to withdrawal charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, MetLife intends to tax report such withdrawals using the Contract Value rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Minimum Withdrawal Benefit exceeds the Contract Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal.

In the event that the Contract Value goes to zero, and either the Remaining Benefit Base is paid out in fixed installments, we will treat such payments as income annuity payments under the tax law and allow recovery of any remaining basis ratably over the expected number of payments.

MetLife reserves the right to change its tax reporting practices where we determine that it is not in accordance with IRS guidance (whether formal or informal).

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.

TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to contract owners since the Company is the owner of the assets from which the tax benefits are derived.

                                OTHER INFORMATION

--------------------------------------------------------------------------------

THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.

MetLife Insurance Company of Connecticut is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

MetLife Life and Annuity Company of Connecticut is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

FINANCIAL STATEMENTS

The financial statements for the Company and its Separate Account are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut (together the "Company") have appointed MetLife Investors Distribution Company ("MLIDC") to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. Prior to October 20, 2006, the principal underwriter and distributor was MLI Distribution LLC, which merged with and into MLIDC on that date. MLIDC which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses MLIDC for expenses MLIDC incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). MLIDC does not retain any fees under the Contracts; however, MLIDC may receive 12b-1 fees from the Underlying Funds.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such affiliated or unaffiliated broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company no longer offers the Contracts to new purchasers but it continues to accept Purchase Payments from Contract Owners.

COMPENSATION. Broker-dealers who have selling agreements with MLIDC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.50% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 1.50% annually of average Contract Value (if asset-based compensation is paid to registered representatives).

The Company and MLIDC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and MLIDC have entered into a preferred distribution arrangement with their affiliate Tower Square Securities, Inc. and with the unaffiliated broker-dealer firms identified in the Statement of Additional Information. The Company and MLIDC may enter into similar arrangements with their other affiliates MetLife Securities, Inc. and/or Metropolitan Life Insurance Company, Walnut Street Securities, Inc., and New England Securities Corporation. See the "Statement of Additional Information -- DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT" for a list of the broker-dealer firms that received such additional compensation during 2006, as well as the range of additional compensation paid.

The Company and MLIDC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser or sub-adviser to one or more Underlying Funds that may be offered under the Contracts. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC. MetLife Investment Funds Management LLC, MetLife Advisers LLC and MetLife Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Contracts.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. The effect of this proportional voting is that a small number of Contract Owners may control the outcome of the vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS

In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of the Company to meet its obligations under the Contracts.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                  APPENDIX A -- CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

          METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the *minimum* Separate Account Charge available under the contract. The second table provides the AUV information for the *maximum* Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix F. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.55%



                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


AIM Variable Insurance Funds

  AIM V.I. Utilities Subaccount (8/03).............  2006        1.496            1.848           243,382
                                                     2005        1.300            1.496           274,290
                                                     2004        1.069            1.300            63,769
                                                     2003        1.000            1.069                --

Alger American Fund

  Alger American Balanced Subaccount (Class S)
  (7/03)...........................................  2006        1.164            1.171                --
                                                     2005        1.093            1.164           513,293
                                                     2004        1.065            1.093           477,828
                                                     2003        1.000            1.065            25,808

  Alger American Leveraged AllCap Subaccount (Class
  S) (10/03).......................................  2006        1.342            1.572           251,634
                                                     2005        1.194            1.342           206,341
                                                     2004        1.124            1.194            88,121
                                                     2003        1.000            1.124                --

Credit Suisse Trust

  Credit Suisse Trust Emerging Markets Subaccount
  (10/03)..........................................  2006        2.049            2.673           361,204
                                                     2005        1.626            2.049           387,783
                                                     2004        1.322            1.626            36,384
                                                     2003        1.000            1.322                --

  Credit Suisse Trust Global Small Cap Subaccount
  (11/03)..........................................  2006        1.649            1.838            95,111
                                                     2005        1.442            1.649            49,889
                                                     2004        1.241            1.442             1,513
                                                     2003        1.000            1.241                --

ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Dreyfus Investment Portfolios

  Dreyfus MidCap Stock Subaccount (Service Shares)
  (7/03)...........................................  2006        1.417            1.502           535,398
                                                     2005        1.321            1.417           488,059
                                                     2004        1.174            1.321           278,865
                                                     2003        1.000            1.174                --

Dreyfus Socially Responsible Growth Fund, Inc.

  Dreyfus Socially Responsible Growth Subaccount
  (Service Shares) (9/03)..........................  2006        1.197            1.285            24,390
                                                     2005        1.177            1.197            14,621
                                                     2004        1.128            1.177                --
                                                     2003        1.000            1.128                --

DWS Investments VIT Funds

  DWS VIT Equity 500 Index Subaccount (Class B)
  (9/05)...........................................  2006        1.007            1.142           308,978
                                                     2005        1.000            1.007           320,368

  DWS VIT RREEF Real Estate Securities Subaccount
  (Class B) (7/03).................................  2006        1.646            2.222           502,630
                                                     2005        1.501            1.646           493,472
                                                     2004        1.166            1.501           359,796
                                                     2003        1.000            1.166                --

DWS Variable Series I

  DWSI Bond Subaccount (Class B) (6/05)............  2006        0.997            1.024            37,312
                                                     2005        1.000            0.997               528

  DWSI Capital Growth Subaccount (Class B) (8/03)..  2006        1.265            1.347           564,306
                                                     2005        1.184            1.265           186,742
                                                     2004        1.118            1.184            47,547
                                                     2003        1.000            1.118                --

  DWSI Global Opportunities Subaccount (Class B)
  (10/03)..........................................  2006        1.770            2.124           136,278
                                                     2005        1.523            1.770           134,485
                                                     2004        1.256            1.523            11,665
                                                     2003        1.000            1.256                --

  DWSI Growth & Income Subaccount (Class B)
  (7/03)...........................................  2006        1.272            1.419           392,316
                                                     2005        1.222            1.272           389,128
                                                     2004        1.130            1.222           281,014
                                                     2003        1.000            1.130                --

ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  DWSI Health Care Subaccount (Class B) (7/03).....  2006        1.287            1.341           139,834
                                                     2005        1.210            1.287           124,387
                                                     2004        1.125            1.210            48,256
                                                     2003        1.000            1.125                --

  DWSI International Subaccount (Class B) (7/03)...  2006        1.548            1.912           178,910
                                                     2005        1.359            1.548           155,586
                                                     2004        1.187            1.359            82,608
                                                     2003        1.000            1.187                --

DWS Variable Series II

  DWSII Dreman Financial Services Subaccount (Class
  B) (8/03)........................................  2006        1.218            1.277                --
                                                     2005        1.243            1.218           322,162
                                                     2004        1.132            1.243           150,927
                                                     2003        1.000            1.132                --

  DWSII All Cap Growth Subaccount (Class B)
  (8/03)...........................................  2006        1.441            1.592                --
                                                     2005        1.293            1.441            75,313
                                                     2004        1.178            1.293            17,966
                                                     2003        1.000            1.178                --

  DWSII Balanced Subaccount (Class B) (7/03).......  2006        1.142            1.235           275,718
                                                     2005        1.116            1.142           209,554
                                                     2004        1.066            1.116           114,599
                                                     2003        1.000            1.066                --

  DWSII Blue Chip Subaccount (Class B) (8/03)......  2006        1.423            1.614           448,232
                                                     2005        1.318            1.423           532,623
                                                     2004        1.158            1.318           197,758
                                                     2003        1.000            1.158                --

  DWSII Conservative Allocation Subaccount (Class
  B) (9/04)........................................  2006        1.089            1.167         1,636,228
                                                     2005        1.060            1.089           649,337
                                                     2004        1.010            1.060            38,576

  DWSII Core Fixed Income Subaccount (Class B)
  (7/03)...........................................  2006        1.018            1.042           894,231
                                                     2005        1.015            1.018           856,557
                                                     2004        0.991            1.015           667,179
                                                     2003        1.000            0.991                --

ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  DWSII Davis Venture Value Subaccount (Class B)
  (7/03)...........................................  2006        1.369            1.542           870,238
                                                     2005        1.273            1.369           748,618
                                                     2004        1.161            1.273           333,537
                                                     2003        1.000            1.161                --

  DWSII Dreman High Return Equity Subaccount (Class
  B) (8/03)........................................  2006        1.380            1.606         2,614,053
                                                     2005        1.304            1.380         1,795,088
                                                     2004        1.165            1.304           974,299
                                                     2003        1.000            1.165                --

  DWSII Dreman Small Mid Cap Value Subaccount
  (Class B) (7/03).................................  2006        1.667            2.044           852,725
                                                     2005        1.542            1.667           762,734
                                                     2004        1.247            1.542           292,978
                                                     2003        1.000            1.247                --

  DWSII Foreign Value Subaccount (Class B)
  (11/04)..........................................  2006        1.135            1.365                --
                                                     2005        1.054            1.135            42,782
                                                     2004        1.000            1.054                --

  DWSII Global Thematic Subaccount (Class B)
  (10/03)..........................................  2006        1.606            2.050           181,734
                                                     2005        1.332            1.606           190,891
                                                     2004        1.183            1.332            58,679
                                                     2003        1.000            1.183                --

  DWSII Government & Agency Securities Subaccount
  (Class B) (7/03).................................  2006        1.022            1.044           241,052
                                                     2005        1.015            1.022            95,994
                                                     2004        0.998            1.015           136,757
                                                     2003        1.000            0.998                --

  DWSII Growth Allocation Subaccount (Class B)
  (9/04)...........................................  2006        1.145            1.270         1,740,566
                                                     2005        1.097            1.145         2,076,899
                                                     2004        1.017            1.097         1,056,279

  DWSII High Income Subaccount (Class B) (7/03)....  2006        1.229            1.333           978,461
                                                     2005        1.207            1.229           965,262
                                                     2004        1.094            1.207           247,661
                                                     2003        1.000            1.094                --

  DWSII Income Allocation Subaccount (Class B)
  (9/04)...........................................  2006        1.063            1.084                --
                                                     2005        1.043            1.063           707,558
                                                     2004        1.010            1.043            88,460

ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  DWSII Index 500 Subaccount (Class B) (7/03)......  2006        1.252            1.252                --
                                                     2005        1.229            1.252                --
                                                     2004        1.135            1.229           193,885
                                                     2003        1.000            1.135                --

  DWSII International Select Equity Subaccount
  (Class B) (7/03).................................  2006        1.579            1.944           137,317
                                                     2005        1.407            1.579           105,945
                                                     2004        1.212            1.407            77,487
                                                     2003        1.000            1.212                --

  DWSII Janus Growth & Income Subaccount (Class B)
  (7/03)...........................................  2006        1.350            1.435           135,489
                                                     2005        1.227            1.350           121,689
                                                     2004        1.122            1.227            52,580
                                                     2003        1.000            1.122                --

  DWSII Janus Growth Opportunities Subaccount
  (Class B) (10/03)................................  2006        1.297            1.284                --
                                                     2005        1.229            1.297            63,475
                                                     2004        1.113            1.229            12,619
                                                     2003        1.000            1.113                --

  DWSII Large Cap Core Subaccount (Class B)
  (12/04)..........................................  2006        1.153            1.280                --
                                                     2005        1.037            1.153            52,496

  DWSII Large Cap Value Subaccount (Class B)
  (8/03)...........................................  2006        1.258            1.424           254,298
                                                     2005        1.258            1.258           259,854
                                                     2004        1.165            1.258           220,709
                                                     2003        1.000            1.165                --

  DWSII MFS(R) Strategic Value Subaccount (Class B)
  (8/03)...........................................  2006        1.272            1.311                --
                                                     2005        1.300            1.272           254,176
                                                     2004        1.124            1.300           247,053
                                                     2003        1.000            1.124                --

  DWSII Mid Cap Growth Subaccount (Class B)
  (12/03)..........................................  2006        1.344            1.463           160,709
                                                     2005        1.191            1.344            89,991
                                                     2004        1.167            1.191            57,968
                                                     2003        1.000            1.167                --

  DWSII Moderate Allocation Subaccount (Class B)
  (9/04)...........................................  2006        1.115            1.218         1,265,967
                                                     2005        1.078            1.115         1,246,515
                                                     2004        1.013            1.078            90,848

ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  DWSII Money Market Subaccount (Class B) (8/03)...  2006        0.991            1.017         2,134,827
                                                     2005        0.982            0.991         1,242,225
                                                     2004        0.992            0.982           871,384
                                                     2003        1.000            0.992            52,385

  DWSII Oak Strategic Equity Subaccount (Class B)
  (7/03)...........................................  2006        1.117            1.143                --
                                                     2005        1.188            1.117           262,507
                                                     2004        1.196            1.188            81,031
                                                     2003        1.000            1.196                --

  DWSII Small Cap Growth Subaccount (Class B)
  (7/03)...........................................  2006        1.298            1.340           174,539
                                                     2005        1.235            1.298           157,213
                                                     2004        1.135            1.235            52,869
                                                     2003        1.000            1.135                --

  DWSII Strategic Income Subaccount (Class B)
  (7/03)...........................................  2006        1.056            1.131           207,000
                                                     2005        1.052            1.056           814,089
                                                     2004        0.987            1.052           159,072
                                                     2003        1.000            0.987                --

  DWSII Technology Subaccount (Class B) (7/03).....  2006        1.238            1.224            50,638
                                                     2005        1.217            1.238            92,981
                                                     2004        1.218            1.217               998
                                                     2003        1.000            1.218                --

  DWSII Turner Mid Cap Growth Subaccount (Class B)
  (7/03)...........................................  2006        1.450            1.517           129,854
                                                     2005        1.324            1.450           114,103
                                                     2004        1.215            1.324            78,405
                                                     2003        1.000            1.215                --

Metropolitan Series Fund, Inc.

  MSF MFS(R) Total Return Subaccount (Class B)
  (4/06)...........................................  2006        1.003            1.072           604,644

ACCUMULATION UNIT VALUES (IN DOLLARS)

                         SEPARATE ACCOUNT CHARGES 2.75%



                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


AIM Variable Insurance Funds

  AIM V.I. Utilities Subaccount (8/03).............  2006        1.107            1.351             --
                                                     2005        1.000            1.107             --

Alger American Fund

  Alger American Balanced Subaccount (Class S)
  (7/03)...........................................  2006        1.069            1.071             --
                                                     2005        1.000            1.069             --

  Alger American Leveraged AllCap Subaccount (Class
  S) (10/03).......................................  2006        1.136            1.314             --
                                                     2005        1.000            1.136             --

Credit Suisse Trust

  Credit Suisse Trust Emerging Markets Subaccount
  (10/03)..........................................  2006        1.213            1.564             --
                                                     2005        1.000            1.213             --

  Credit Suisse Trust Global Small Cap Subaccount
  (11/03)..........................................  2006        1.118            1.231             --
                                                     2005        1.000            1.118             --

Dreyfus Investment Portfolios

  Dreyfus MidCap Stock Subaccount (Service Shares)
  (7/03)...........................................  2006        1.067            1.118             --
                                                     2005        1.000            1.067             --

Dreyfus Socially Responsible Growth Fund, Inc.

  Dreyfus Socially Responsible Growth Subaccount
  (Service Shares) (9/03)..........................  2006        1.020            1.082             --
                                                     2005        1.000            1.020             --

DWS Investments VIT Funds

  DWS VIT Equity 500 Index Subaccount (Class B)
  (9/05)...........................................  2006        1.004            1.125             --
                                                     2005        1.000            1.004             --

  DWS VIT RREEF Real Estate Securities Subaccount
  (Class B) (7/03).................................  2006        1.130            1.507             --
                                                     2005        1.000            1.130             --

DWS Variable Series I

  DWSI Bond Subaccount (Class B) (6/05)............  2006        0.991            1.006             --
                                                     2005        1.000            0.991             --

ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  DWSI Capital Growth Subaccount (Class B) (8/03)..  2006        1.063            1.119             --
                                                     2005        1.000            1.063             --

  DWSI Global Opportunities Subaccount (Class B)
  (10/03)..........................................  2006        1.129            1.339             --
                                                     2005        1.000            1.129             --

  DWSI Growth & Income Subaccount (Class B)
  (7/03)...........................................  2006        1.032            1.138             --
                                                     2005        1.000            1.032             --

  DWSI Health Care Subaccount (Class B) (7/03).....  2006        1.075            1.106             --
                                                     2005        1.000            1.075             --

  DWSI International Subaccount (Class B) (7/03)...  2006        1.128            1.377             --
                                                     2005        1.000            1.128             --

DWS Variable Series II

  DWSII Dreman Financial Services Subaccount (Class
  B) (8/03)........................................  2006        0.984            1.023             --
                                                     2005        1.000            0.984             --

  DWSII All Cap Growth Subaccount (Class B)
  (8/03)...........................................  2006        1.110            1.213             --
                                                     2005        1.000            1.110             --

  DWSII Balanced Subaccount (Class B) (7/03).......  2006        1.010            1.079             --
                                                     2005        1.000            1.010             --

  DWSII Blue Chip Subaccount (Class B) (8/03)......  2006        1.070            1.199             --
                                                     2005        1.000            1.070             --

  DWSII Conservative Allocation Subaccount (Class
  B) (9/04)........................................  2006        1.013            1.073             --
                                                     2005        1.000            1.013             --

  DWSII Core Fixed Income Subaccount (Class B)
  (7/03)...........................................  2006        0.982            0.993             --
                                                     2005        1.000            0.982             --

  DWSII Davis Venture Value Subaccount (Class B)
  (7/03)...........................................  2006        1.052            1.170             --
                                                     2005        1.000            1.052             --

  DWSII Dreman High Return Equity Subaccount (Class
  B) (8/03)........................................  2006        1.034            1.189             --
                                                     2005        1.000            1.034             --

  DWSII Dreman Small Mid Cap Value Subaccount
  (Class B) (7/03).................................  2006        1.073            1.300             --
                                                     2005        1.000            1.073             --

ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  DWSII Foreign Value Subaccount (Class B)
  (11/04)..........................................  2006        1.058            1.258             --
                                                     2005        1.000            1.058             --

  DWSII Global Thematic Subaccount (Class B)
  (10/03)..........................................  2006        1.179            1.487             --
                                                     2005        1.000            1.179             --

  DWSII Government & Agency Securities Subaccount
  (Class B) (7/03).................................  2006        0.991            1.000             --
                                                     2005        1.000            0.991             --

  DWSII Growth Allocation Subaccount (Class B)
  (9/04)...........................................  2006        1.034            1.133             --
                                                     2005        1.000            1.034             --

  DWSII High Income Subaccount (Class B) (7/03)....  2006        0.995            1.066             --
                                                     2005        1.000            0.995             --

  DWSII Income Allocation Subaccount (Class B)
  (9/04)...........................................  2006        1.003            1.014             --
                                                     2005        1.000            1.003             --

  DWSII Index 500 Subaccount (Class B) (7/03)......  2006        1.017            1.017             --
                                                     2005        1.000            1.017             --

  DWSII International Select Equity Subaccount
  (Class B) (7/03).................................  2006        1.117            1.359             --
                                                     2005        1.000            1.117             --

  DWSII Janus Growth & Income Subaccount (Class B)
  (7/03)...........................................  2006        1.093            1.148             --
                                                     2005        1.000            1.093             --

  DWSII Janus Growth Opportunities Subaccount
  (Class B) (10/03)................................  2006        1.065            1.043             --
                                                     2005        1.000            1.065             --

  DWSII Large Cap Core Subaccount (Class B)
  (12/04)..........................................  2006        1.092            1.199             --
                                                     2005        1.000            1.092             --

  DWSII Large Cap Value Subaccount (Class B)
  (8/03)...........................................  2006        0.983            1.099             --
                                                     2005        1.000            0.983             --

  DWSII MFS(R) Strategic Value Subaccount (Class B)
  (8/03)...........................................  2006        0.993            1.014             --
                                                     2005        1.000            0.993             --

  DWSII Mid Cap Growth Subaccount (Class B)
  (12/03)..........................................  2006        1.107            1.190             --
                                                     2005        1.000            1.107             --

  DWSII Moderate Allocation Subaccount (Class B)
  (9/04)...........................................  2006        1.023            1.104             --
                                                     2005        1.000            1.023             --

ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  DWSII Money Market Subaccount (Class B) (8/03)...  2006        0.998            1.012             --
                                                     2005        1.000            0.998             --

  DWSII Oak Strategic Equity Subaccount (Class B)
  (7/03)...........................................  2006        0.978            0.989             --
                                                     2005        1.000            0.978             --

  DWSII Small Cap Growth Subaccount (Class B)
  (7/03)...........................................  2006        1.035            1.056             --
                                                     2005        1.000            1.035             --

  DWSII Strategic Income Subaccount (Class B)
  (7/03)...........................................  2006        0.984            1.041             --
                                                     2005        1.000            0.984             --

  DWSII Technology Subaccount (Class B) (7/03).....  2006        1.048            1.024             --
                                                     2005        1.000            1.048             --

  DWSII Turner Mid Cap Growth Subaccount (Class B)
  (7/03)...........................................  2006        1.086            1.122             --
                                                     2005        1.000            1.086             --

Metropolitan Series Fund, Inc.

  MSF MFS(R) Total Return Subaccount (Class B)
  (4/06)...........................................  2006        1.003            1.063             --



                                      NOTES

The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006.

Number of Units Outstanding at End of Year may include units for Contract Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see Appendix C for more information on Variable Funding Option name changes, mergers and substitutions.

Effective on or about 04/29/2005, Scudder Variable Series I-21st Century Growth Portfolio merged into Scudder Variable Series II-Scudder Small Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 04/29/2005, Scudder Variable Series II-Scudder Growth Portfolio merged into Scudder Variable Series I-Capital Growth Portfolio and is no longer available as a funding option.

Effective on or about 04/29/2005, Scudder Variable Series II-SVS Eagle Focused Large Cap Growth Portfolio merged into Scudder Variable Series I-Capital Growth Portfolio and is no longer available as a funding option.

Effective on or about 04/29/2005, Scudder Variable Series II-SVS Focused Vale and Growth Portfolio merged into Scudder Variable Series I-Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 09/19/2005, Scudder Variable Series II-SVS Index 500 Portfolio merged into Scudder Investments VIT Funds-Scudder VIT Equity Index 500 Fund and is no longer available as a funding option.

Effective on or about 05/01/2006, The Alger American Fund-Alger American Balanced Portfolio was replaced by Metropolitan Series Fund, Inc.-MFS(R) Total Return Portfolio and is no longer available as a funding option.

Effective on or about 09/18/2006, DWS Variable Series II-DWS Dreman Financial Services VIP merged into DWS Variable Series II-DWS Dreman High Return Equity VIP and is no longer available as a funding option.

Effective on or about 09/18/2006, DWS Variable Series II-DWS Income Allocation VIP merged into DWS Variable Series II-DWS Conservative Allocation VIP and is no longer available as a funding option.

Effective on or about 09/18/2006, DWS Variable Series II-DWS MFS(R) Strategic Value VIP merged into DWS Variable Series II-DWS Dreman High Return Equity VIP and is no longer available as a funding option.

Effective on or about 12/11/2006, DWS Variable Series II-DWS Janus Growth Opportunities VIP merged into DWS Variable Series I-DWS Capital Growth VIP and is no longer available as a funding option.

Effective on or about 12/11/2006, DWS Variable Series II-DWS Legg Mason Aggressive Growth VIP merged into DWS Variable Series I-DWS Capital Growth VIP and is no longer available as a funding option.

Effective on or about 12/11/2006, DWS Variable Series II-DWS Mercury Large Cap Core VIP merged into DWS Variable Series I-DWS Growth & Income VIP and is no longer available as a funding option.

                  APPENDIX B -- CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

          METLIFE OF CT SEPARATE ACCOUNT TWELVE FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the *minimum* Separate Account Charge available under the Contract. The second table provides the AUV information for the *maximum* Separate Account Charge available under the Contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.55%



                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


AIM Variable Insurance Funds

  AIM V.I. Utilities Subaccount (7/03).............  2006        1.496            1.848           107,305
                                                     2005        1.300            1.496           114,854
                                                     2004        1.069            1.300           106,166
                                                     2003        1.000            1.069                --

Alger American Fund

  Alger American Balanced Subaccount (Class S)
  (6/03)...........................................  2006        1.164            1.171                --
                                                     2005        1.093            1.164           596,647
                                                     2004        1.065            1.093           573,613
                                                     2003        1.000            1.065            12,814

  Alger American Leveraged AllCap Subaccount (Class
  S) (7/03)........................................  2006        1.342            1.572           154,153
                                                     2005        1.194            1.342           131,200
                                                     2004        1.124            1.194            72,338
                                                     2003        1.000            1.124                --

Credit Suisse Trust

  Credit Suisse Trust Emerging Markets Subaccount
  (7/03)...........................................  2006        2.049            2.673           168,793
                                                     2005        1.626            2.049           145,359
                                                     2004        1.322            1.626            79,763
                                                     2003        1.000            1.322               399

  Credit Suisse Trust Global Small Cap Subaccount
  (6/03)...........................................  2006        1.649            1.838            56,711
                                                     2005        1.442            1.649            35,148
                                                     2004        1.241            1.442            26,986
                                                     2003        1.000            1.241                --

Dreyfus Investment Portfolios

  Dreyfus MidCap Stock Subaccount (Service Shares)
  (6/03)...........................................  2006        1.417            1.502           517,725
                                                     2005        1.321            1.417           570,832
                                                     2004        1.174            1.321           319,096
                                                     2003        1.000            1.174            18,321

ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


Dreyfus Socially Responsible Growth Fund, Inc.

  Dreyfus Socially Responsible Growth Subaccount
  (Service Shares) (9/03)..........................  2006        1.197            1.285            25,680
                                                     2005        1.177            1.197            26,086
                                                     2004        1.128            1.177            25,027
                                                     2003        1.000            1.128                --

DWS Investments VIT Funds

  DWS VIT Equity 500 Index Subaccount (Class B)
  (9/05)...........................................  2006        1.007            1.142           530,891
                                                     2005        1.000            1.007           605,912

  DWS VIT RREEF Real Estate Securities Subaccount
  (Class B) (6/03).................................  2006        1.646            2.222           592,648
                                                     2005        1.501            1.646           600,790
                                                     2004        1.166            1.501           416,570
                                                     2003        1.000            1.166            31,908

DWS Variable Series I

  DWSI Bond Subaccount (Class B) (6/05)............  2006        0.997            1.024            17,780
                                                     2005        1.000            0.997             5,416

  DWSI Capital Growth Subaccount (Class B) (7/03)..  2006        1.265            1.347         1,047,096
                                                     2005        1.184            1.265           846,296
                                                     2004        1.118            1.184           285,640
                                                     2003        1.000            1.118            99,871

  DWSI Global Opportunities Subaccount (Class B)
  (7/03)...........................................  2006        1.770            2.124           186,229
                                                     2005        1.523            1.770           188,534
                                                     2004        1.256            1.523           132,423
                                                     2003        1.000            1.256                --

  DWSI Growth & Income Subaccount (Class B)
  (6/03)...........................................  2006        1.272            1.419           273,198
                                                     2005        1.222            1.272           265,300
                                                     2004        1.130            1.222           172,071
                                                     2003        1.000            1.130            11,807

  DWSI Health Care Subaccount (Class B) (6/03).....  2006        1.287            1.341           178,592
                                                     2005        1.210            1.287           202,785
                                                     2004        1.125            1.210            64,549
                                                     2003        1.000            1.125             7,708

  DWSI International Subaccount (Class B) (7/03)...  2006        1.548            1.912           491,232
                                                     2005        1.359            1.548           409,589
                                                     2004        1.187            1.359           344,755
                                                     2003        1.000            1.187             7,337

ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


DWS Variable Series II

  DWSII Dreman Financial Services Subaccount (Class
  B) (7/03)........................................  2006        1.218            1.277                --
                                                     2005        1.243            1.218           124,954
                                                     2004        1.132            1.243            62,791
                                                     2003        1.000            1.132                --

  DWSII All Cap Growth Subaccount (Class B)
  (8/03)...........................................  2006        1.441            1.592                --
                                                     2005        1.293            1.441           111,531
                                                     2004        1.178            1.293            82,508
                                                     2003        1.000            1.178             3,340

  DWSII Balanced Subaccount (Class B) (7/03).......  2006        1.142            1.235           318,382
                                                     2005        1.116            1.142           241,982
                                                     2004        1.066            1.116           223,826
                                                     2003        1.000            1.066            54,839

  DWSII Blue Chip Subaccount (Class B) (6/03)......  2006        1.423            1.614           507,625
                                                     2005        1.318            1.423         1,252,480
                                                     2004        1.158            1.318           283,119
                                                     2003        1.000            1.158            32,460

  DWSII Conservative Allocation Subaccount (Class
  B) (8/04)........................................  2006        1.089            1.167         1,645,898
                                                     2005        1.060            1.089         1,865,987
                                                     2004        1.003            1.060           774,322

  DWSII Core Fixed Income Subaccount (Class B)
  (6/03)...........................................  2006        1.018            1.042           795,763
                                                     2005        1.015            1.018         1,034,366
                                                     2004        0.991            1.015         1,013,767
                                                     2003        1.000            0.991            42,825

  DWSII Davis Venture Value Subaccount (Class B)
  (7/03)...........................................  2006        1.369            1.542         1,705,315
                                                     2005        1.273            1.369         1,703,868
                                                     2004        1.161            1.273         1,343,436
                                                     2003        1.000            1.161           163,942

  DWSII Dreman High Return Equity Subaccount (Class
  B) (6/03)........................................  2006        1.380            1.606         1,070,690
                                                     2005        1.304            1.380           769,888
                                                     2004        1.165            1.304           742,960
                                                     2003        1.000            1.165            75,935

  DWSII Dreman Small Mid Cap Value Subaccount
  (Class B) (7/03).................................  2006        1.667            2.044           603,491
                                                     2005        1.542            1.667           684,692
                                                     2004        1.247            1.542           514,988
                                                     2003        1.000            1.247           164,572

ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  DWSII Foreign Value Subaccount (Class B) (1/05)..  2006        1.135            1.365                --
                                                     2005        1.054            1.135            61,768

  DWSII Global Thematic Subaccount (Class B)
  (8/03)...........................................  2006        1.606            2.050           169,748
                                                     2005        1.332            1.606           152,838
                                                     2004        1.183            1.332            65,508
                                                     2003        1.000            1.183             2,944

  DWSII Government & Agency Securities Subaccount
  (Class B) (6/03).................................  2006        1.022            1.044           366,273
                                                     2005        1.015            1.022           488,180
                                                     2004        0.998            1.015           651,596
                                                     2003        1.000            0.998            34,617

  DWSII Growth Allocation Subaccount (Class B)
  (9/04)...........................................  2006        1.145            1.270           745,236
                                                     2005        1.097            1.145           770,312
                                                     2004        1.016            1.097           175,261

  DWSII High Income Subaccount (Class B) (6/03)....  2006        1.229            1.333         1,075,483
                                                     2005        1.207            1.229         1,202,835
                                                     2004        1.094            1.207           556,117
                                                     2003        1.000            1.094            75,380

  DWSII Income Allocation Subaccount (Class B)
  (8/04)...........................................  2006        1.063            1.084                --
                                                     2005        1.043            1.063           127,317
                                                     2004        1.005            1.043                --

  DWSII Index 500 Subaccount (Class B) (7/03)......  2006        1.252            1.252                --
                                                     2005        1.229            1.252                --
                                                     2004        1.135            1.229           989,320
                                                     2003        1.000            1.135            26,170

  DWSII International Select Equity Subaccount
  (Class B) (7/03).................................  2006        1.579            1.944           342,076
                                                     2005        1.407            1.579           314,647
                                                     2004        1.212            1.407           204,220
                                                     2003        1.000            1.212            12,608

  DWSII Janus Growth & Income Subaccount (Class B)
  (8/03)...........................................  2006        1.350            1.435           235,619
                                                     2005        1.227            1.350           207,802
                                                     2004        1.122            1.227           167,914
                                                     2003        1.000            1.122            16,750

  DWSII Janus Growth Opportunities Subaccount
  (Class B) (7/03).................................  2006        1.297            1.284                --
                                                     2005        1.229            1.297            86,389
                                                     2004        1.113            1.229            69,603
                                                     2003        1.000            1.113            11,797

ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  DWSII Large Cap Core Subaccount (Class B)
  (2/05)...........................................  2006        1.153            1.280                --
                                                     2005        1.037            1.153             1,141

  DWSII Large Cap Value Subaccount (Class B)
  (7/03)...........................................  2006        1.258            1.424           540,531
                                                     2005        1.258            1.258           600,041
                                                     2004        1.165            1.258           468,294
                                                     2003        1.000            1.165           130,307

  DWSII MFS(R) Strategic Value Subaccount (Class B)
  (8/03)...........................................  2006        1.272            1.311                --
                                                     2005        1.300            1.272           257,761
                                                     2004        1.124            1.300           238,008
                                                     2003        1.000            1.124             9,054

  DWSII Mid Cap Growth Subaccount (Class B)
  (8/03)...........................................  2006        1.344            1.463            87,444
                                                     2005        1.191            1.344            84,918
                                                     2004        1.167            1.191            31,440
                                                     2003        1.000            1.167                --

  DWSII Moderate Allocation Subaccount (Class B)
  (8/04)...........................................  2006        1.115            1.218         1,289,076
                                                     2005        1.078            1.115         1,231,906
                                                     2004        1.000            1.078           431,287

  DWSII Money Market Subaccount (Class B) (7/03)...  2006        0.991            1.017         3,973,628
                                                     2005        0.982            0.991           885,642
                                                     2004        0.992            0.982         2,463,485
                                                     2003        1.000            0.992            58,943

  DWSII Oak Strategic Equity Subaccount (Class B)
  (7/03)...........................................  2006        1.117            1.143                --
                                                     2005        1.188            1.117           121,505
                                                     2004        1.196            1.188           100,850
                                                     2003        1.000            1.196             3,270

  DWSII Small Cap Growth Subaccount (Class B)
  (7/03)...........................................  2006        1.298            1.340           586,315
                                                     2005        1.235            1.298           627,344
                                                     2004        1.135            1.235           245,471
                                                     2003        1.000            1.135           128,991

  DWSII Strategic Income Subaccount (Class B)
  (6/03)...........................................  2006        1.056            1.131           289,298
                                                     2005        1.052            1.056         1,408,471
                                                     2004        0.987            1.052           346,899
                                                     2003        1.000            0.987            12,077

  DWSII Technology Subaccount (Class B) (7/03).....  2006        1.238            1.224           198,670
                                                     2005        1.217            1.238           234,767
                                                     2004        1.218            1.217           103,092
                                                     2003        1.000            1.218                --

ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  DWSII Turner Mid Cap Growth Subaccount (Class B)
  (7/03)...........................................  2006        1.450            1.517           141,200
                                                     2005        1.324            1.450           164,959
                                                     2004        1.215            1.324           139,906
                                                     2003        1.000            1.215            69,432

Metropolitan Series Fund, Inc.

  MSF MFS(R) Total Return Subaccount (Class B)
  (4/06)...........................................  2006        1.003            1.072           623,148

                         SEPARATE ACCOUNT CHARGES 2.75%



                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


AIM Variable Insurance Funds

  AIM V.I. Utilities Subaccount (7/03).............  2006        1.107            1.351             --
                                                     2005        1.000            1.107             --

Alger American Fund

  Alger American Balanced Subaccount (Class S)
  (6/03)...........................................  2006        1.069            1.071             --
                                                     2005        1.000            1.069             --

  Alger American Leveraged AllCap Subaccount (Class
  S) (7/03)........................................  2006        1.136            1.314             --
                                                     2005        1.000            1.136             --

Credit Suisse Trust

  Credit Suisse Trust Emerging Markets Subaccount
  (7/03)...........................................  2006        1.213            1.564             --
                                                     2005        1.000            1.213             --

  Credit Suisse Trust Global Small Cap Subaccount
  (6/03)...........................................  2006        1.118            1.231             --
                                                     2005        1.000            1.118             --

Dreyfus Investment Portfolios

  Dreyfus MidCap Stock Subaccount (Service Shares)
  (6/03)...........................................  2006        1.067            1.118             --
                                                     2005        1.000            1.067             --

Dreyfus Socially Responsible Growth Fund, Inc.

  Dreyfus Socially Responsible Growth Subaccount
  (Service Shares) (9/03)..........................  2006        1.020            1.082             --
                                                     2005        1.000            1.020             --

DWS Investments VIT Funds

  DWS VIT Equity 500 Index Subaccount (Class B)
  (9/05)...........................................  2006        1.004            1.125             --
                                                     2005        1.000            1.004             --

  DWS VIT RREEF Real Estate Securities Subaccount
  (Class B) (6/03).................................  2006        1.130            1.507             --
                                                     2005        1.000            1.130             --

DWS Variable Series I

  DWSI Bond Subaccount (Class B) (6/05)............  2006        0.991            1.006             --
                                                     2005        1.000            0.991             --

  DWSI Capital Growth Subaccount (Class B) (7/03)..  2006        1.063            1.119             --
                                                     2005        1.000            1.063             --

  DWSI Global Opportunities Subaccount (Class B)
  (7/03)...........................................  2006        1.129            1.339             --
                                                     2005        1.000            1.129             --

ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  DWSI Growth & Income Subaccount (Class B)
  (6/03)...........................................  2006        1.032            1.138             --
                                                     2005        1.000            1.032             --

  DWSI Health Care Subaccount (Class B) (6/03).....  2006        1.075            1.106             --
                                                     2005        1.000            1.075             --

  DWSI International Subaccount (Class B) (7/03)...  2006        1.128            1.377             --
                                                     2005        1.000            1.128             --

DWS Variable Series II

  DWSII Dreman Financial Services Subaccount (Class
  B) (7/03)........................................  2006        0.984            1.023             --
                                                     2005        1.000            0.984             --

  DWSII All Cap Growth Subaccount (Class B)
  (8/03)...........................................  2006        1.110            1.213             --
                                                     2005        1.000            1.110             --

  DWSII Balanced Subaccount (Class B) (7/03).......  2006        1.010            1.079             --
                                                     2005        1.000            1.010             --

  DWSII Blue Chip Subaccount (Class B) (6/03)......  2006        1.070            1.199             --
                                                     2005        1.000            1.070             --

  DWSII Conservative Allocation Subaccount (Class
  B) (8/04)........................................  2006        1.013            1.073             --
                                                     2005        1.000            1.013             --

  DWSII Core Fixed Income Subaccount (Class B)
  (6/03)...........................................  2006        0.982            0.993             --
                                                     2005        1.000            0.982             --

  DWSII Davis Venture Value Subaccount (Class B)
  (7/03)...........................................  2006        1.052            1.170             --
                                                     2005        1.000            1.052             --

  DWSII Dreman High Return Equity Subaccount (Class
  B) (6/03)........................................  2006        1.034            1.189             --
                                                     2005        1.000            1.034             --

  DWSII Dreman Small Mid Cap Value Subaccount
  (Class B) (7/03).................................  2006        1.073            1.300             --
                                                     2005        1.000            1.073             --

  DWSII Foreign Value Subaccount (Class B) (1/05)..  2006        1.058            1.258             --
                                                     2005        1.000            1.058             --

  DWSII Global Thematic Subaccount (Class B)
  (8/03)...........................................  2006        1.179            1.487             --
                                                     2005        1.000            1.179             --

  DWSII Government & Agency Securities Subaccount
  (Class B) (6/03).................................  2006        0.991            1.000             --
                                                     2005        1.000            0.991             --

ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  DWSII Growth Allocation Subaccount (Class B)
  (9/04)...........................................  2006        1.034            1.133             --
                                                     2005        1.000            1.034             --

  DWSII High Income Subaccount (Class B) (6/03)....  2006        0.995            1.066             --
                                                     2005        1.000            0.995             --

  DWSII Income Allocation Subaccount (Class B)
  (8/04)...........................................  2006        1.003            1.014             --
                                                     2005        1.000            1.003             --

  DWSII Index 500 Subaccount (Class B) (7/03)......  2006        1.017            1.017             --
                                                     2005        1.000            1.017             --

  DWSII International Select Equity Subaccount
  (Class B) (7/03).................................  2006        1.117            1.359             --
                                                     2005        1.000            1.117             --

  DWSII Janus Growth & Income Subaccount (Class B)
  (8/03)...........................................  2006        1.093            1.148             --
                                                     2005        1.000            1.093             --

  DWSII Janus Growth Opportunities Subaccount
  (Class B) (7/03).................................  2006        1.065            1.043             --
                                                     2005        1.000            1.065             --

  DWSII Large Cap Core Subaccount (Class B)
  (2/05)...........................................  2006        1.092            1.199             --
                                                     2005        1.000            1.092             --

  DWSII Large Cap Value Subaccount (Class B)
  (7/03)...........................................  2006        0.983            1.099             --
                                                     2005        1.000            0.983             --

  DWSII MFS(R) Strategic Value Subaccount (Class B)
  (8/03)...........................................  2006        0.993            1.014             --
                                                     2005        1.000            0.993             --

  DWSII Mid Cap Growth Subaccount (Class B)
  (8/03)...........................................  2006        1.107            1.190             --
                                                     2005        1.000            1.107             --

  DWSII Moderate Allocation Subaccount (Class B)
  (8/04)...........................................  2006        1.023            1.104             --
                                                     2005        1.000            1.023             --

  DWSII Money Market Subaccount (Class B) (7/03)...  2006        0.998            1.012             --
                                                     2005        1.000            0.998             --

  DWSII Oak Strategic Equity Subaccount (Class B)
  (7/03)...........................................  2006        0.978            0.989             --
                                                     2005        1.000            0.978             --

  DWSII Small Cap Growth Subaccount (Class B)
  (7/03)...........................................  2006        1.035            1.056             --
                                                     2005        1.000            1.035             --

  DWSII Strategic Income Subaccount (Class B)
  (6/03)...........................................  2006        0.984            1.041             --
                                                     2005        1.000            0.984             --

ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                                             NUMBER OF UNITS
                                                             UNIT VALUE AT    UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                       YEAR  BEGINNING OF YEAR   END OF YEAR     END OF YEAR
--------------                                       ----  -----------------  -------------  ---------------


  DWSII Technology Subaccount (Class B) (7/03).....  2006        1.048            1.024             --
                                                     2005        1.000            1.048             --

  DWSII Turner Mid Cap Growth Subaccount (Class B)
  (7/03)...........................................  2006        1.086            1.122             --
                                                     2005        1.000            1.086             --
Metropolitan Series Fund, Inc.

  MSF MFS(R) Total Return Subaccount (Class B)
  (4/06)...........................................  2006        1.003            1.063             --


                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                      NOTES

The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006.

Number of Units Outstanding at End of Year may include units for Contract Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see Appendix C for more information on Variable Funding Option name changes, mergers and substitutions.

Effective on or about 04/29/2005, Scudder Variable Series I-21st Century Growth Portfolio merged into Scudder Variable Series II-Scudder Small Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 04/29/2005, Scudder Variable Series II-Scudder Growth Portfolio merged into Scudder Variable Series I-Capital Growth Portfolio and is no longer available as a funding option.

Effective on or about 04/29/2005, Scudder Variable Series II-SVS Eagle Focused Large Cap Growth Portfolio merged into Scudder Variable Series I-Capital Growth Portfolio and is no longer available as a funding option.

Effective on or about 04/29/2005, Scudder Variable Series II-SVS Focused Vale and Growth Portfolio merged into Scudder Variable Series I-Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 09/19/2005, Scudder Variable Series II-SVS Index 500 Portfolio merged into Scudder Investments VIT Funds-Scudder VIT Equity Index 500 Fund and is no longer available as a funding option.

Effective on or about 05/01/2006, The Alger American Fund-Alger American Balanced Portfolio was replaced by Metropolitan Series Fund, Inc.-MFS(R) Total Return Portfolio and is no longer available as a funding option.

Effective on or about 09/18/2006, DWS Variable Series II-DWS Dreman Financial Services VIP merged into DWS Variable Series II-DWS Dreman High Return Equity VIP and is no longer available as a funding option.

Effective on or about 09/18/2006, DWS Variable Series II-DWS Income Allocation VIP merged into DWS Variable Series II-DWS Conservative Allocation VIP and is no longer available as a funding option.

Effective on or about 09/18/2006, DWS Variable Series II-DWS MFS(R) Strategic Value VIP merged into DWS Variable Series II-DWS Dreman High Return Equity VIP and is no longer available as a funding option.

Effective on or about 12/11/2006, DWS Variable Series II-DWS Janus Growth Opportunities VIP merged into DWS Variable Series I-DWS Capital Growth VIP and is no longer available as a funding option.

Effective on or about 12/11/2006, DWS Variable Series II-DWS Legg Mason Aggressive Growth VIP merged into DWS Variable Series I-DWS Capital Growth VIP and is no longer available as a funding option.

Effective on or about 12/11/2006, DWS Variable Series II-DWS Mercury Large Cap Core VIP merged into DWS Variable Series I-DWS Growth & Income VIP and is no longer available as a funding option.

Effective on or about 12/11/2006, DWS Variable Series II-DWS Oak Strategic Equity VIP merged into DWS Variable Series I-DWS Capital Growth VIP and is no longer available as a funding option.

Effective on or about 12/11/2006, DWS Variable Series II-DWS Templeton Foreign Value VIP merged into DWS Variable Series I-DWS International VIP and is no longer available as a funding option.

                                   APPENDIX C

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION REGARDING UNDERLYING FUNDS

Certain Underlying Funds were subject to a merger, substitution or other change. The chart below indicates the former name and new name of each of these Underlying Funds, and, where applicable, the former name and new name of the trust of which the Underlying Fund is part.

UNDERLYING FUND MERGERS/REORGANIZATIONS
The former Underlying Funds were merged with and into the new Underlying Funds and/or were reorganized into a new Trust.


         FORMER UNDERLYING FUND/TRUST                    NEW UNDERLYING FUND/TRUST
---------------------------------------------  ---------------------------------------------


DWS VARIABLE SERIES II -- CLASS B              DWS VARIABLE SERIES II -- CLASS B
  DWS Income Allocation VIP                    DWS Conservative Allocation VIP
  DWS Dreman Financial Services VIP            DWS Dreman High Return Equity VIP
  DWS MFS(R) Strategic Value VIP               DWS Dreman High Return Equity VIP
DWS VARIABLE SERIES II -- CLASS B              DWS VARIABLE SERIES I -- CLASS B
  DWS Janus Growth Opportunities VIP           DWS Capital Growth VIP
  DWS Legg Mason Aggressive Growth VIP         DWS Capital Growth VIP
  DWS Mercury Large Cap Core VIP               DWS Growth & Income VIP
  DWS Oak Strategic Equity VIP                 DWS Capital Growth VIP
  DWS Templeton Foreign Value VIP              DWS International VIP


UNDERLYING FUND SUBSTITUTIONS
The following new Underlying Funds were substituted for the former Underlying Funds.


            FORMER UNDERLYING FUND                          NEW UNDERLYING FUND
---------------------------------------------  ---------------------------------------------


CREDIT SUISSE TRUST                            MET INVESTORS SERIES TRUST
  Credit Suisse Trust Emerging Markets         MFS(R) Emerging Markets Equity
     Portfolio                                      Portfolio -- Class A


NOTE: IN ADDITION TO THE SUBSTITUTION INDICATED IN THE TABLE ABOVE, WE INTEND TO SUBSTITUTE PORTFOLIOS OF MET INVESTORS SERIES TRUST AND METROPOLITAN SERIES FUND, INC. FOR CERTAIN PORTFOLIOS OF DWS INVESTMENTS VIT FUNDS, DWS VARIABLE SERIES I AND DWS VARIABLE SERIES II (SEE TABLE BELOW) ONCE WE RECEIVE NECESSARY REGULATORY APPROVALS AND CONSENT FROM DWS INVESTMENTS.

We have filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow us to remove certain variable funding options ("Existing Funds") and substitute new options ("Replacement Funds") as shown below. Each Replacement Fund is a Portfolio of Met Investors Series Trust or Metropolitan Series Fund, Inc. Each Replacement Fund will be added as a funding option on or before the date of the substitution. Also, to the extent required by law, approval of the proposed substitutions is being obtained from the state insurance regulators in certain jurisdictions.

We believe that the proposed substitutions are in the best interest of Contract Owners. Each Replacement Fund will have at least similar investment objectives and policies as the corresponding Existing Fund. We will bear all expenses related to the substitutions, and they will have no tax consequences for you. We anticipate that, upon receipt of the necessary approvals, the proposed substitutions will occur in 2008.

UNDERLYING FUND SUBSTITUTIONS
The following new Underlying Funds will be substituted for the former Underlying Funds.


            FORMER UNDERLYING FUND                          NEW UNDERLYING FUND
---------------------------------------------  ---------------------------------------------


DWS INVESTMENTS VIT FUNDS                      METROPOLITAN SERIES FUND, INC.
  DWS Equity 500 Index VIP -- Class B2         MetLife Stock Index Portfolio -- Class B
DWS INVESTMENTS VIT FUNDS                      MET INVESTORS SERIES TRUST
  DWS RREEF Real Estate Securities             Neuberger Berman Real Estate
     VIP -- Class B                                 Portfolio -- Class B
DWS VARIABLE SERIES I                          METROPOLITAN SERIES FUND, INC.
  DWS Bond VIP -- Class B                      BlackRock Bond Income Portfolio -- Class B
DWS VARIABLE SERIES I                          MET INVESTORS SERIES TRUST
  DWS Growth & Income VIP -- Class B           Lord Abbett Growth and Income
                                                    Portfolio -- Class B

            FORMER UNDERLYING FUND                          NEW UNDERLYING FUND
---------------------------------------------  ---------------------------------------------

DWS VARIABLE SERIES I                          MET INVESTORS SERIES TRUST
  DWS International VIP -- Class B             MFS Research International Portfolio -- Class
                                                    B
DWS VARIABLE SERIES II                         METROPOLITAN SERIES FUND, INC.
  DWS Money Market VIP -- Class B              BlackRock Money Market Portfolio -- Class B
DWS VARIABLE SERIES II                         METROPOLITAN SERIES FUND, INC.
  DWS Balanced VIP -- Class B                  BlackRock Diversified Portfolio -- Class B
DWS VARIABLE SERIES II                         METROPOLITAN SERIES FUND, INC.
  DWS Blue Chip VIP -- Class B                 FI Value Leaders Portfolio -- Class B
DWS VARIABLE SERIES II                         METROPOLITAN SERIES FUND, INC.
  DWS Core Fixed Income VIP -- Class B         BlackRock Bond Income Portfolio -- Class B
DWS VARIABLE SERIES II                         METROPOLITAN SERIES FUND, INC.
  DWS Davis Venture Value VIP -- Class B       Davis Venture Value Portfolio -- Class B
DWS VARIABLE SERIES II                         METROPOLITAN SERIES FUND, INC.
  DWS Dreman High Return Equity VIP -- Class   BlackRock Large Cap Value Portfolio -- Class
     B                                              B
DWS VARIABLE SERIES II                         MET INVESTORS SERIES TRUST
  DWS High Income VIP -- Class B               BlackRock High Yield Portfolio -- Class B
DWS VARIABLE SERIES II                         MET INVESTORS SERIES TRUST
  DWS International Select Equity              MFS Research International Portfolio -- Class
     VIP -- Class B                                 B
DWS VARIABLE SERIES II                         METROPOLITAN SERIES FUND, INC.
  DWS Janus Growth & Income VIP -- Class B     T. Rowe Price Large Cap Growth
                                                    Portfolio -- Class B
DWS VARIABLE SERIES II                         MET INVESTORS SERIES TRUST
  DWS Large Cap Value VIP -- Class B           MFS Value Portfolio -- Class E
DWS VARIABLE SERIES II                         MET INVESTORS SERIES TRUST
  DWS Mid Cap Growth VIP -- Class B            T. Rowe Price Mid-Cap Growth
                                                    Portfolio -- Class B
DWS VARIABLE SERIES II                         METROPOLITAN SERIES FUND, INC.
  DWS Small Cap Growth VIP -- Class B          T. Rowe Price Small Cap Growth
                                                    Portfolio -- Class B
DWS VARIABLE SERIES II                         MET INVESTORS SERIES TRUST
  DWS Strategic Income VIP -- Class B          Pioneer Strategic Income Portfolio -- Class E
DWS VARIABLE SERIES II                         MET INVESTORS SERIES TRUST
  DWS Turner Mid Cap Growth VIP -- Class B     Turner Mid-Cap Growth Portfolio -- Class B


Please note that:

     - No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitutions.

     - The elections you have on file for allocating your Contract Value and Purchase Payments will be redirected to the Replacement Funds unless you change your elections and transfer your Contract Value before the substitutions take place.

     - You may transfer amounts in your Contract among the Variable Funding Options and the fixed option as usual. The substitutions will not be treated as transfers for purposes of the transfer provisions of your Contract, subject to the Company's restrictions on transfers to prevent or limit "market timing" and excessive trading activities by Contract Owners or agents of Contract Owners.

     - If you make one transfer from one of the above Existing Funds before the substitution, or from the Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.

     - On the effective date of the substitutions, your Contract Value in the Variable Funding Options will be the same as before the substitutions. However, the number of units you receive in the Replacement Funds will be different from the number of units in your Existing Funds, due to the difference in unit values.

     -    There will be no tax consequences to you.

Following the substitutions, we will send you a prospectus for Met Investors Series Trust and/or Metropolitan Series Fund, Inc., as well as notice of the actual date of the substitutions and confirmation of the transfers.

                                   APPENDIX D

--------------------------------------------------------------------------------

                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein are not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.

TRANSFERS

You may make transfers from the Fixed Account to any available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions. Where permitted by state law, we reserve the right to restrict transfers into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract.

Automated transfers from the Fixed Account to any of the Variable Funding Options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

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                                       D-2

                                   APPENDIX E

--------------------------------------------------------------------------------

            WAIVER OF WITHDRAWAL CHARGE FOR NURSING HOME CONFINEMENT (AVAILABLE ONLY IF THE OWNER IS AGE 70 OR YOUNGER ON THE DATE THE CONTRACT IS
                                    ISSUED.)

If, after the first Contract Year and before the Maturity Date, and you begin confinement in an eligible nursing home, you may surrender or make withdrawal, subject to the maximum withdrawal amount described below, without incurring a withdrawal charge. In order for the Company to waive the withdrawal charge, the withdrawal must be made during continued confinement in an eligible nursing home after the qualifying period has been satisfied, or within sixty (60) days after such confinement ends. The qualifying period is confinement in an eligible nursing home for ninety (90) consecutive days. We will require proof of confinement in a form satisfactory to us, which may include certification by a licensed physician that such confinement is medically necessary.

An eligible nursing home is defined as an institution or special nursing unit of a hospital which:

     (a)  is Medicare approved as a provider of skilled nursing care services;
          and

     (b) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

                                       OR

Meets all of the following standards:

     (a) is licensed as a nursing care facility by the state in which it is licensed;

     (b) is either a freestanding facility or a distinct part of another facility such as a ward, wing, unit or swing-bed of a hospital or other facility;

     (c) provides nursing care to individuals who are not able to care for themselves and who require nursing care;

     (d) provides, as a primary function, nursing care and room and board; and charges for these services;

     (e) provides care under the supervision of a licensed physician, registered nurse (RN) or licensed practical nurse (LPN);

     (f) may provide care by a licensed physical, respiratory, occupational or speech therapist; and

     (g) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

We will not waive withdrawal charges if confinement is due to one or more of the following causes:

     (a) mental, nervous, emotional or personality disorder without demonstrable organic disease, including, but not limited to, neurosis, psychoneurosis, psychopathy or psychosis

     (b) the voluntary taking or injection of drugs, unless prescribed or administered by a licensed physician

     (c) the voluntary taking of any drugs prescribed by a licensed physician and intentionally not taken as prescribed

     (d) sensitivity to drugs voluntarily taken, unless prescribed by a physician

     (e) drug addiction, unless addiction results from the voluntary taking of drugs prescribed by a licensed physician, or the involuntary taking of drugs.

FILING A CLAIM: You must provide the Company with written notice of a claim during continued confinement after the 90-day qualifying period, or within sixty days after such confinement ends.

The maximum withdrawal amount for which we will waive the withdrawal charge is the Contract Value on the next valuation date following written proof of claim, less any Purchase Payments made within a one-year period before confinement in an eligible nursing home begins, less any Purchase Payment made on or after the Annuitant's 71st birthday.

We will pay any withdrawal requested under the scope of this waiver as soon as we receive proper written proof of your claim, and we will pay the withdrawal in a lump sum. You should consult with your tax adviser regarding the tax impact of any withdrawals taken from your Contract.
                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX F

--------------------------------------------------------------------------------

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to the Separate Account and MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. A list of the contents of the Statement of Additional Information is set forth below:

                     The Insurance Company
                     Principal Underwriter
                     Distribution and Principal Underwriting Agreement Valuation of Assets
                     Federal Tax Considerations
                     Independent Registered Public Accounting Firm Condensed Financial Information
                     Financial Statements

--------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated April 30, 2007 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to MetLife Insurance Company of Connecticut/MetLife Life and Annuity Company of Connecticut, One Cityplace, 185 Asylum Street, 3CP, Hartford, Connecticut 06103-3415. For the MetLife Insurance Company of Connecticut Statement of Additional Information please request MIC-Book-70-71-75, and for the MetLife Life and Annuity Company of Connecticut Statement of Additional Information please request MLAC-Book-70-71-75.

Name: -------------------------------------------------

Address: ----------------------------------------------

CHECK BOX:

[ ] MIC-Book-70-71-75

[ ] MLAC-Book-70-71-75

                             PIONEER ANNUISTAR PLUS
                            PORTFOLIO ARCHITECT PLUS
                            SCUDDER ADVOCATE REWARDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 30, 2007

                                      DATED

                                       FOR

          METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES

                                    ISSUED BY

                    METLIFE INSURANCE COMPANY OF CONNECTICUT

This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with the Prospectus dated April 30, 2007. A copy of the Individual Variable Annuity Contract Prospectus may be obtained by writing to MetLife Insurance Company of Connecticut, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS



          THE INSURANCE COMPANY........................................................       2
          PRINCIPAL UNDERWRITER........................................................       2
          DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT............................       2
          VALUATION OF ASSETS..........................................................       4
          FEDERAL TAX CONSIDERATIONS...................................................       5
          INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................       9
          CONDENSED FINANCIAL INFORMATION..............................................      10
          FINANCIAL STATEMENTS.........................................................       1

                              THE INSURANCE COMPANY

MetLife Insurance Company of Connecticut (the "Company") is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the "Commissioner"). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE SEPARATE ACCOUNT. MetLife of CT Separate Account Eleven for Variable Annuities (the "Separate Account") meets the definition of a separate account under the federal securities laws, and complies with the provisions of the 1940 Act. Additionally, the operations of the Separate Account are subject to the provisions of Section 38a-433 of the Connecticut General Statutes, which authorizes the Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on the investments of the Separate Account, and the Commissioner has adopted no regulations under the Section that affect the Separate Account. The Company holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from the Company's general corporate assets. Records are maintained of all purchases and redemptions of the Underlying Funds held in each of the Variable Funding Options.

                              PRINCIPAL UNDERWRITER

MetLife Investors Distribution Company ("MLIDC")* serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is affiliated with the Company and the Separate Account.

                DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

Information about the distribution of the Contracts is contained in the prospectus (see "Other Information - Distribution of the Variable Annuity Contracts"). Additional information is provided below.

Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDC and the Company, MLIDC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDC for certain sales and overhead expenses connected with sales functions.

The following table shows the amount of commissions paid to and the amount of commissions retained by the Distributor and Principal Underwriter over the past three years.

                            UNDERWRITING COMMISSIONS


                                    UNDERWRITING COMMISSIONS PAID        AMOUNT OF UNDERWRITING
                                      TO THE DISTRIBUTOR BY THE        COMMISSIONS RETAINED BY THE
              YEAR                            COMPANY*                        DISTRIBUTOR*
--------------------------------  --------------------------------  --------------------------------


2006............................            $192,981,365                           $0

2005............................            $135,616,994                           $0

2004............................            $117,306,200                           $0


*Effective as of October 20, 2006, the former principal underwriter for the Separate Account and the Contracts, MLI Distribution LLC, merged with and into MetLife Investors Distribution Company.

The Company and MLIDC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDC pay separate, additional compensation to the broker-dealer firms for services the broker-dealer firms provide in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer firms, the hiring and training of the broker-dealer firms' sales personnel, the sponsoring of conferences and seminars by the broker-dealer firms, or general marketing services performed by the broker-dealer firms. The broker-dealer firms may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contract, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firms or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by MLIDC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firms and their registered representatives to favor the Company's products. The amount of additional compensation (non-commission amounts) paid to selected broker-dealer firms during 2006 ranged from $2,029 to $2,179,850. The amount of commissions paid to selected broker-dealer firms during 2006 ranged from $1,229,012 to $11,402,602. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected broker-dealer firms during 2006 ranged from $1,231,041 to $13,582,452.

The following list sets forth the names of broker-dealer firms that have entered into preferred distribution arrangements with the Company and MLIDC under which the broker-dealer firms received additional compensation in 2005 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the Contracts). The broker-dealer firms are listed in alphabetical order:

Citicorp Investment Services
Citigroup Global Markets Inc. (d/b/a Smith Barney)
DWS Scudder Distributors, Inc.
Merrill Lynch, Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW, Inc.
PFS Investments, Inc. (d/b/a Primerica)
Pioneer Funds Distributor, Inc.
Tower Square Securities, Inc.


There are other broker-dealer firms who receive compensation for servicing our contracts, and the account value of the contracts or the amount of added purchase payments received may be included in determining their additional compensation, if any.

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE. We may reduce or eliminate the withdrawal charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. We will not reduce or eliminate the withdrawal charge where such reduction or elimination would be unfairly discriminatory to any person.

                               VALUATION OF ASSETS

FUNDING OPTIONS. The value of the assets of each Funding Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. It is expected that the Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

THE CONTRACT VALUE. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of a Funding Option from one valuation period to the next. The net investment factor for a Funding Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Funding Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of a Funding Option is equal to (a) minus (b), divided by (c) where:

        (a) = investment income plus capital gains and losses (whether realized or unrealized);

        (b)  = any deduction for applicable taxes (presently zero); and

        (c) = the value of the assets of the funding option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. A Funding Option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the Accumulation Unit for each Funding Option was initially established at $1.00. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Funding Option and takes into account the investment performance, expenses and the deduction of certain expenses.

ANNUITY UNIT VALUE. The initial Annuity Unit value applicable to each Funding Option was established at $1.00. An Annuity Unit value as of any business day is equal to (a) the value of the Annuity Unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the business day just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a valuation period of one day is
1.000081 and, for a period of two days, is 1.000081 x 1.000081.)

CALCULATION OF MONEY MARKET YIELD

From time to time, we may quote in advertisements and sales literature the adjusted and unadjusted effective yield for a money market Subaccount for a 7-day period, as described below. On a Contract-specific basis, the effective yield is computed at each month-end according to the following formula:

        EffectiveYield = ((BaseReturn + 1) to the power of (365 / 7)) - 1

Where:

Base Return = (AUV Change -- Contract Charge Adjustment) / Prior AUV.

AUV Change = Current AUV - Prior AUV.

Contract Charge Adjustment = Average AUV * Period Charge.

Average AUV = (Current AUV + Prior AUV) / 2.

Period Charge = Annual Contract Fee * (7/365).

Prior AUV = Unit value as of 7 days prior.

Current AUV = Unit value as of the reporting period (last day of the month).

We may also quote the effective yield of a money market Subaccount for the same 7-day period, determined on an unadjusted basis (which does not deduct Contract-level charges), according to the same formula but where:

Base Return = AUV Change / Prior AUV

Because of the charges and deductions imposed under the Contract, the yield for the Subaccount will be lower than the yield for the corresponding Underlying Fund. The yields on amounts held in the Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for the Subaccount is affected by changes in interest rates on money market securities, average portfolio maturity of the Underlying Fund, the types and qualities of portfolio securities held by the Underlying Fund, and the Underlying Fund's operating expenses. Yields on amounts held in the Subaccount may also be presented for periods other than a 7-day period.

                           FEDERAL TAX CONSIDERATIONS

The following description of the federal income tax consequences under this Contract is general in nature and is therefore not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, a person contemplating purchase of an annuity contract and by a Contract Owner or beneficiary who may make elections under a Contract should consult with a qualified tax or legal adviser.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the later of calendar year in which a participant under a qualified plan or a Section 403(b) annuity attains age 70 1/2 or retires. Minimum annual distributions under an IRA must begin by April 1st of the calendar year in which the Contract Owner attains 70 1/2 regardless of when he or she retires. Distributions must also begin or be continued according to the minimum distribution rules under the Code following the death of the Contract Owner or the annuitant. You should note that the U.S. Treasury recently issued regulations clarifying the operation of the required minimum distribution rules.

NONQUALIFIED ANNUITY CONTRACTS

Individuals may purchase tax-deferred annuities without any contribution limits. The purchase payments receive no tax benefit, deduction or deferral, but taxes on the increases in the value of the contract are generally deferred until distribution and transfers between the various investment options are not subject to tax. Generally, if an annuity contract is owned by other than an individual (or an entity such as a trust or other "look-through" entity which owns for an individual's benefit), the owner will be taxed each year on the increase in the value of the contract. An exception applies for purchase payments made before March 1, 1986. The benefits of tax deferral of income earned under a non-qualified annuity should be compared with the relative federal tax rates on income from other types of investments (dividends and capital gains, taxable at 15% or less) relative to the ordinary income treatment received on annuity income and interest received on fixed instruments (notes, bonds, etc.).

If two or more annuity contracts are purchased from the same insurer within the same calendar year, such annuity contract will be aggregated for federal income tax purposes. As a result, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, Section 72(s) requires that (a) if an owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and
(b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the successor-owner. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced. Special rules apply regarding distribution requirements when an annuity is owned by a trust or other entity for the benefit of one or more individuals.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make contributions, which in some cases may be deductible, to an individual retirement annuity (IRA). The applicable limit is $4,000 for calendar year 2007, $5,000 for 2008, and may be indexed for inflation in future years. Additional "catch-up" contributions may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

The Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of up to $45,000 for each participant. The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit in the contract comports with IRA qualification requirements.

SIMPLE PLAN IRA FORM

Employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to the applicable limit for the taxable year. The applicable limit is $10,500 in 2007 (which may be indexed for inflation for future years). (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution or a nonelective contribution based on the prescribed formulas for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of participation, shall be subject to a 25% early withdrawal tax.

ROTH IRAS

Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations (similar to the annual limits for the traditional IRA's), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

Like most other contributions made under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

Distributions are generally taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Under a qualified plan, the investment in the contract may be zero.

The annual limits that apply to the amounts that may be contributed to a defined contribution plan for 2007 is $45,000. The limit on employee salary reduction deferrals (commonly referred to as "401(k) contributions") is $15,500 in 2007. The annual limit may be indexed for inflation in future years. Additional "catch-up contributions" may be made by individuals age 50 or over.

Amounts attributable to salary reduction contributions under Code Section 401(k) and income thereon may not be withdrawn prior to severance from employment, death, total and permanent disability, attainment of age 59 1/2, or in the case of hardship.

SECTION 403(B) PLANS

Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A qualified contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code. The annual limits under Code Section 403(b) for employee salary reduction deferrals are increased under the same rules applicable to 401(k) plans ($15,500 in 2007).

Code section 403(b)(11) restricts this distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1998; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the close of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

FEDERAL INCOME TAX WITHHOLDING

The portion of a distribution, which is taxable income to the recipient, will be subject to federal income tax withholding as follows:

1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(B) PLANS OR ARRANGEMENTS, FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS, OR FROM 457 PLANS SPONSORED BY GOVERNMENTAL ENTITIES

There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another qualified retirement plan (including a 457 plan sponsored by a governmental entity) but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

     (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

     (b) a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

     (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70 1/2 or as otherwise required by law, or

     (d)  the distribution is a hardship distribution.

A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and the 10% additional tax penalty on premature withdrawals may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2.   OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

To the extent not subject to 20% mandatory withholding as described in 1. above, the portion of a non-periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable portion of the distribution will be withheld as federal income tax; provided that the recipient may elect any other percentage. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR)

The portion of a periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. Recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S. citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are subject to different withholding rules and generally cannot elect out of withholding.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of MetLife of CT Separate Account Eleven for Variable Annuities (formerly, TIC Separate Account Eleven for Variable Annuities) and the consolidated financial statements and financial statement schedules of MetLife Insurance Company of Connecticut ("MetLife Connecticut") (formerly known as "The Travelers Insurance Company") and its subsidiaries (collectively the "Company") (which report expresses an unqualified opinion and includes an explanatory paragraph relating to a Transfer Agreement entered into on October 11, 2006 between MetLife Connecticut and MetLife Investors Group, Inc. ("MLIG"), both subsidiaries of MetLife, Inc. ("MetLife"), pursuant to which MetLife Connecticut acquired all of the stock of MetLife Investors USA Insurance Company ("MLI-USA") from MLIG. As the transaction was between entities under common control, the transaction was recorded and accounted for in a manner similar to a pooling-of-interests from July 1, 2005 (the "Acquisition Date"); further, as MLI-USA has been controlled by MetLife for longer than MetLife Connecticut, all amounts reported for periods prior to the Acquisition Date are those of MLI-USA) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, FL 33602-5827.

                             PIONEER ANNUISTAR PLUS
                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

The following tables provide the Accumulation Unit Values information for the *mid-range* combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.

                         SEPARATE ACCOUNT CHARGES 1.70%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.366          1.424           434,117
                                                       2005      1.280          1.366           456,515
                                                       2004      1.224          1.280           339,421
                                                       2003      1.000          1.224             6,871

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (8/03).............................................  2006      1.464          1.597           320,673
                                                       2005      1.388          1.464           474,442
                                                       2004      1.243          1.388           313,845
                                                       2003      1.000          1.243             4,473

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (7/03)........................  2006      1.348          1.552         1,293,556
                                                       2005      1.325          1.348           995,944
                                                       2004      1.215          1.325           546,408
                                                       2003      1.000          1.215             2,381

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (9/03)........................  2006      1.506          1.609           380,284
                                                       2005      1.462          1.506           435,846
                                                       2004      1.334          1.462           329,200
                                                       2003      1.000          1.334             7,956

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.687          2.015           947,561
                                                       2005      1.558          1.687           891,775
                                                       2004      1.337          1.558           493,997
                                                       2003      1.000          1.337            66,608

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.035          1.200                --
                                                       2005      0.977          1.035                --

  LMPVPI Total Return Subaccount (Class II) (8/03)...  2006      1.202          1.327           305,353
                                                       2005      1.188          1.202           147,194
                                                       2004      1.114          1.188            85,963
                                                       2003      1.000          1.114             2,221

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.447          1.576           476,353
                                                       2005      1.343          1.447           468,873
                                                       2004      1.255          1.343           275,915
                                                       2003      1.000          1.255            15,082

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (4/06)...................................  2006      0.994          1.007           867,112

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.006          1.028         1,510,099

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.051           646,959

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.998          1.006                --
                                                       2005      0.987          0.998         2,194,977
                                                       2004      0.993          0.987         1,116,721
                                                       2003      1.000          0.993            35,690

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (9/03)............................  2006      1.331          1.391                --
                                                       2005      1.291          1.331           753,439
                                                       2004      1.232          1.291           630,486
                                                       2003      1.000          1.232            64,877

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (8/03)............................  2006      1.850          2.014                --
                                                       2005      1.650          1.850           306,162
                                                       2004      1.412          1.650           220,980
                                                       2003      1.000          1.412            55,256

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (11/03)............................................  2006      1.008          1.022           986,281
                                                       2005      1.008          1.008         1,285,606
                                                       2004      0.995          1.008           552,237
                                                       2003      1.000          0.995                --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (5/04).............................................  2006      0.995          1.118                --
                                                       2005      1.000          0.995            23,044
                                                       2004      0.970          1.000            22,256

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Balanced VCT Subaccount (Class II)
  (10/03)............................................  2006      1.163          1.236                --
                                                       2005      1.140          1.163           410,762
                                                       2004      1.109          1.140           254,318
                                                       2003      1.000          1.109                --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (4/05).............................................  2006      1.085          1.249           587,880
                                                       2005      0.994          1.085            69,171

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (9/03).............................................  2006      2.381          3.173           253,513
                                                       2005      1.760          2.381           318,757
                                                       2004      1.509          1.760           109,699
                                                       2003      1.000          1.509                71

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.425          1.711         1,176,332
                                                       2005      1.373          1.425           779,270
                                                       2004      1.204          1.373           492,774
                                                       2003      1.000          1.204            18,295

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (5/05).........................................  2006      1.064          1.247                --
                                                       2005      0.987          1.064                --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.579          2.004                --
                                                       2005      1.490          1.579            83,351
                                                       2004      1.282          1.490            17,995
                                                       2003      1.000          1.282             3,595

  Pioneer Fund VCT Subaccount (Class II) (8/03)......  2006      1.376          1.574           917,107
                                                       2005      1.321          1.376           693,570
                                                       2004      1.211          1.321           532,036
                                                       2003      1.000          1.211            64,776

  Pioneer Global High Yield VCT Subaccount (Class II)
  (4/05).............................................  2006      1.039          1.145            54,419
                                                       2005      0.999          1.039           190,377

  Pioneer Growth Shares VCT Subaccount (Class II)
  (9/03).............................................  2006      1.223          1.311            86,169
                                                       2005      1.205          1.223            89,932
                                                       2004      1.153          1.205            70,236
                                                       2003      1.000          1.153                --

  Pioneer High Yield VCT Subaccount (Class II)
  (8/03).............................................  2006      1.220          1.298         1,721,554
                                                       2005      1.220          1.220           834,386
                                                       2004      1.151          1.220           732,713
                                                       2003      1.000          1.151            92,962

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (4/05).......................  2006      1.084          1.219           417,981
                                                       2005      1.003          1.084                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.064          1.178         4,578,559
                                                       2005      0.995          1.064           458,495

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.049          1.141         1,528,436
                                                       2005      0.992          1.049           251,715

  Pioneer International Value VCT Subaccount (Class
  II) (9/03).........................................  2006      1.699          2.048           478,468
                                                       2005      1.500          1.699            83,336
                                                       2004      1.288          1.500            59,613
                                                       2003      1.000          1.288                --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.675          1.849           815,640
                                                       2005      1.583          1.675           636,936
                                                       2004      1.322          1.583           398,087
                                                       2003      1.000          1.322            60,324

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.164          1.176           331,191
                                                       2005      1.094          1.164           243,236
                                                       2004      1.021          1.094            48,545

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (7/03).........................................  2006      1.894          2.541           729,893
                                                       2005      1.677          1.894           606,730
                                                       2004      1.260          1.677           400,846
                                                       2003      1.000          1.260             5,240

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (4/04)..................................  2006      1.103          1.169            69,190
                                                       2005      1.072          1.103            70,678
                                                       2004      1.070          1.072            65,806

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.743          1.955           343,115
                                                       2005      1.595          1.743           296,607
                                                       2004      1.353          1.595           144,559
                                                       2003      1.000          1.353            62,274

  Pioneer Small Company VCT Subaccount (Class II)
  (8/03).............................................  2006      1.428          1.516                --
                                                       2005      1.429          1.428            33,148
                                                       2004      1.284          1.429            24,898
                                                       2003      1.000          1.284             4,304

  Pioneer Strategic Income VCT Subaccount (Class II)
  (7/03).............................................  2006      1.185          1.238         2,055,589
                                                       2005      1.176          1.185         1,683,839
                                                       2004      1.088          1.176           574,254
                                                       2003      1.000          1.088               195

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Value VCT Subaccount (Class II) (9/03).....  2006      1.342          1.518           172,770
                                                       2005      1.304          1.342           178,696
                                                       2004      1.190          1.304            92,974
                                                       2003      1.000          1.190                --




                         SEPARATE ACCOUNT CHARGES 1.75%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.364          1.422           14,421
                                                       2005      1.278          1.364           19,511
                                                       2004      1.224          1.278           21,268
                                                       2003      1.000          1.224               --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (8/03).............................................  2006      1.462          1.594           48,926
                                                       2005      1.387          1.462           52,040
                                                       2004      1.243          1.387           57,583
                                                       2003      1.000          1.243               --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (7/03)........................  2006      1.346          1.549           33,679
                                                       2005      1.324          1.346           37,925
                                                       2004      1.214          1.324           38,579
                                                       2003      1.000          1.214               --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (9/03)........................  2006      1.504          1.606               --
                                                       2005      1.460          1.504               --
                                                       2004      1.333          1.460               --
                                                       2003      1.000          1.333               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.685          2.011           21,182
                                                       2005      1.556          1.685           32,159
                                                       2004      1.336          1.556           36,194
                                                       2003      1.000          1.336               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.035          1.199               --
                                                       2005      0.976          1.035               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Total Return Subaccount (Class II) (8/03)...  2006      1.201          1.325            3,766
                                                       2005      1.187          1.201            3,772
                                                       2004      1.113          1.187            3,777
                                                       2003      1.000          1.113               --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.445          1.573              779
                                                       2005      1.341          1.445              784
                                                       2004      1.255          1.341              788
                                                       2003      1.000          1.255               --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (4/06)...................................  2006      0.994          1.007           59,128

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.005          1.026               --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.051           80,695

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.996          1.005               --
                                                       2005      0.986          0.996               --
                                                       2004      0.993          0.986               --
                                                       2003      1.000          0.993               --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (9/03)............................  2006      1.329          1.389               --
                                                       2005      1.290          1.329           51,299
                                                       2004      1.231          1.290           52,911
                                                       2003      1.000          1.231               --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (8/03)............................  2006      1.848          2.010               --
                                                       2005      1.649          1.848           41,969
                                                       2004      1.411          1.649           48,490
                                                       2003      1.000          1.411               --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (11/03)............................................  2006      1.007          1.020            4,399
                                                       2005      1.007          1.007            4,406
                                                       2004      0.994          1.007            4,411
                                                       2003      1.000          0.994               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer AmPac Growth VCT Subaccount (Class II)
  (5/04).............................................  2006      0.994          1.117               --
                                                       2005      1.000          0.994           15,081
                                                       2004      0.970          1.000           13,548

  Pioneer Balanced VCT Subaccount (Class II)
  (10/03)............................................  2006      1.161          1.234               --
                                                       2005      1.139          1.161               --
                                                       2004      1.109          1.139               --
                                                       2003      1.000          1.109               --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (4/05).............................................  2006      1.084          1.248            1,396
                                                       2005      0.994          1.084            1,428

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (9/03).............................................  2006      2.378          3.167           15,700
                                                       2005      1.759          2.378            5,692
                                                       2004      1.508          1.759            6,377
                                                       2003      1.000          1.508               --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.423          1.707           20,774
                                                       2005      1.372          1.423               --
                                                       2004      1.203          1.372               --
                                                       2003      1.000          1.203               --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (5/05).........................................  2006      1.063          1.246              690
                                                       2005      0.987          1.063              725

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.577          2.000               --
                                                       2005      1.488          1.577               --
                                                       2004      1.281          1.488               --
                                                       2003      1.000          1.281               --

  Pioneer Fund VCT Subaccount (Class II) (8/03)......  2006      1.374          1.571           27,280
                                                       2005      1.320          1.374           38,122
                                                       2004      1.211          1.320           42,109
                                                       2003      1.000          1.211               --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (4/05).............................................  2006      1.039          1.144              759
                                                       2005      0.999          1.039              750

  Pioneer Growth Shares VCT Subaccount (Class II)
  (9/03).............................................  2006      1.221          1.308               --
                                                       2005      1.204          1.221               --
                                                       2004      1.152          1.204               --
                                                       2003      1.000          1.152               --

  Pioneer High Yield VCT Subaccount (Class II)
  (8/03).............................................  2006      1.218          1.295           37,968
                                                       2005      1.219          1.218           32,972
                                                       2004      1.151          1.219           33,712
                                                       2003      1.000          1.151               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (4/05).......................  2006      1.083          1.218           95,854
                                                       2005      1.003          1.083               --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.063          1.177           27,424
                                                       2005      0.995          1.063           27,452

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.049          1.140           77,716
                                                       2005      0.992          1.049               --

  Pioneer International Value VCT Subaccount (Class
  II) (9/03).........................................  2006      1.697          2.044               --
                                                       2005      1.499          1.697               --
                                                       2004      1.288          1.499               --
                                                       2003      1.000          1.288               --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.673          1.846           16,776
                                                       2005      1.582          1.673            7,654
                                                       2004      1.322          1.582            6,949
                                                       2003      1.000          1.322               --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.163          1.174           16,193
                                                       2005      1.094          1.163              659
                                                       2004      1.021          1.094               --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (7/03).........................................  2006      1.891          2.536           22,513
                                                       2005      1.675          1.891           21,942
                                                       2004      1.259          1.675           28,482
                                                       2003      1.000          1.259               --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (4/04)..................................  2006      1.102          1.168               --
                                                       2005      1.072          1.102               --
                                                       2004      1.070          1.072               --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.740          1.952           47,256
                                                       2005      1.594          1.740           31,223
                                                       2004      1.353          1.594           35,275
                                                       2003      1.000          1.353               --

  Pioneer Small Company VCT Subaccount (Class II)
  (8/03).............................................  2006      1.426          1.514               --
                                                       2005      1.428          1.426           24,396
                                                       2004      1.283          1.428           27,133
                                                       2003      1.000          1.283               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Strategic Income VCT Subaccount (Class II)
  (7/03).............................................  2006      1.184          1.236           18,714
                                                       2005      1.175          1.184           25,249
                                                       2004      1.088          1.175           26,542
                                                       2003      1.000          1.088               --

  Pioneer Value VCT Subaccount (Class II) (9/03).....  2006      1.340          1.515              580
                                                       2005      1.303          1.340              574
                                                       2004      1.190          1.303               --
                                                       2003      1.000          1.190               --




                         SEPARATE ACCOUNT CHARGES 1.80%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.284          1.337           17,389
                                                       2005      1.204          1.284            1,955
                                                       2004      1.152          1.204               --
                                                       2003      1.092          1.152               --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (8/03).............................................  2006      1.325          1.444           28,289
                                                       2005      1.257          1.325            1,829
                                                       2004      1.127          1.257               --
                                                       2003      1.018          1.127               --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (7/03)........................  2006      1.276          1.467          203,184
                                                       2005      1.256          1.276              239
                                                       2004      1.152          1.256               --
                                                       2003      1.019          1.152               --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (9/03)........................  2006      1.379          1.472           74,976
                                                       2005      1.340          1.379            6,050
                                                       2004      1.224          1.340               --
                                                       2003      1.164          1.224               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.534          1.829          175,335
                                                       2005      1.417          1.534            7,671
                                                       2004      1.217          1.417               --
                                                       2003      1.107          1.217               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.035          1.198               --
                                                       2005      0.976          1.035               --

  LMPVPI Total Return Subaccount (Class II) (8/03)...  2006      1.136          1.253               --
                                                       2005      1.124          1.136            6,419
                                                       2004      1.054          1.124               --
                                                       2003      0.972          1.054               --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.324          1.440           71,658
                                                       2005      1.229          1.324           13,795
                                                       2004      1.151          1.229               --
                                                       2003      1.091          1.151               --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (4/06)...................................  2006      0.994          1.007          260,007

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.005          1.026          463,278

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.050           93,134

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.997          1.005               --
                                                       2005      0.986          0.997           16,815
                                                       2004      0.994          0.986               --
                                                       2003      0.999          0.994               --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (9/03)............................  2006      1.244          1.299               --
                                                       2005      1.207          1.244           18,629
                                                       2004      1.153          1.207               --
                                                       2003      1.083          1.153               --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (8/03)............................  2006      1.659          1.804               --
                                                       2005      1.481          1.659           16,050
                                                       2004      1.268          1.481               --
                                                       2003      1.031          1.268               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (11/03)............................................  2006      0.995          1.009            8,472
                                                       2005      0.996          0.995            6,901
                                                       2004      0.984          0.996               --
                                                       2003      0.972          0.984               --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (5/04).............................................  2006      0.994          1.115               --
                                                       2005      1.000          0.994              102
                                                       2004      0.970          1.000               --

  Pioneer Balanced VCT Subaccount (Class II)
  (10/03)............................................  2006      1.095          1.162               --
                                                       2005      1.074          1.095            3,235
                                                       2004      1.046          1.074               --
                                                       2003      1.006          1.046               --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (4/05).............................................  2006      1.084          1.247           23,384
                                                       2005      0.994          1.084           23,397

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (9/03).............................................  2006      2.167          2.884           24,416
                                                       2005      1.603          2.167            5,497
                                                       2004      1.375          1.603               --
                                                       2003      1.158          1.375               --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.315          1.578           15,366
                                                       2005      1.269          1.315            8,125
                                                       2004      1.114          1.269               --
                                                       2003      1.035          1.114               --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (5/05).........................................  2006      1.063          1.245               --
                                                       2005      0.987          1.063               --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.469          1.863               --
                                                       2005      1.387          1.469               --
                                                       2004      1.195          1.387               --
                                                       2003      1.026          1.195               --

  Pioneer Fund VCT Subaccount (Class II) (8/03)......  2006      1.285          1.468           28,112
                                                       2005      1.235          1.285            2,974
                                                       2004      1.133          1.235               --
                                                       2003      1.004          1.133               --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (4/05).............................................  2006      1.039          1.143           52,854
                                                       2005      0.999          1.039               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Growth Shares VCT Subaccount (Class II)
  (9/03).............................................  2006      1.152          1.233            9,736
                                                       2005      1.136          1.152               --
                                                       2004      1.088          1.136               --
                                                       2003      1.061          1.088               --

  Pioneer High Yield VCT Subaccount (Class II)
  (8/03).............................................  2006      1.145          1.217           46,126
                                                       2005      1.146          1.145           22,845
                                                       2004      1.083          1.146               --
                                                       2003      0.994          1.083               --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (4/05).......................  2006      1.083          1.217          154,608
                                                       2005      1.003          1.083           37,843

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.063          1.176          296,859
                                                       2005      0.995          1.063          148,444

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.048          1.139          578,913
                                                       2005      0.992          1.048          126,574

  Pioneer International Value VCT Subaccount (Class
  II) (9/03).........................................  2006      1.579          1.901           27,935
                                                       2005      1.396          1.579            2,410
                                                       2004      1.200          1.396               --
                                                       2003      1.067          1.200               --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.521          1.677           19,192
                                                       2005      1.438          1.521            7,495
                                                       2004      1.203          1.438               --
                                                       2003      1.081          1.203               --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.162          1.173              565
                                                       2005      1.093          1.162               --
                                                       2004      1.021          1.093               --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (7/03).........................................  2006      1.820          2.440            5,268
                                                       2005      1.613          1.820            3,115
                                                       2004      1.213          1.613               --
                                                       2003      1.050          1.213               --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (4/04)..................................  2006      1.101          1.166            8,118
                                                       2005      1.072          1.101            5,196
                                                       2004      1.070          1.072               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.555          1.743          149,646
                                                       2005      1.425          1.555           20,120
                                                       2004      1.210          1.425               --
                                                       2003      1.119          1.210               --

  Pioneer Small Company VCT Subaccount (Class II)
  (8/03).............................................  2006      1.304          1.384               --
                                                       2005      1.307          1.304               --
                                                       2004      1.175          1.307               --
                                                       2003      1.049          1.175               --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (7/03).............................................  2006      1.138          1.187           78,599
                                                       2005      1.130          1.138           23,163
                                                       2004      1.046          1.130               --
                                                       2003      0.988          1.046               --

  Pioneer Value VCT Subaccount (Class II) (9/03).....  2006      1.261          1.425           53,575
                                                       2005      1.227          1.261           43,524
                                                       2004      1.121          1.227               --
                                                       2003      1.040          1.121               --




                         SEPARATE ACCOUNT CHARGES 1.90%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.359          1.414           161,875
                                                       2005      1.275          1.359           168,140
                                                       2004      1.222          1.275           113,134
                                                       2003      1.000          1.222               456

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (8/03).............................................  2006      1.456          1.586            39,344
                                                       2005      1.383          1.456            31,996
                                                       2004      1.241          1.383            18,458
                                                       2003      1.000          1.241                --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (7/03)........................  2006      1.341          1.541           568,418
                                                       2005      1.321          1.341           500,239
                                                       2004      1.213          1.321           265,890
                                                       2003      1.000          1.213             3,132

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (9/03)........................  2006      1.498          1.598           130,950
                                                       2005      1.457          1.498           136,654
                                                       2004      1.332          1.457           111,766
                                                       2003      1.000          1.332               208

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.678          2.000           302,521
                                                       2005      1.553          1.678           282,370
                                                       2004      1.335          1.553           187,836
                                                       2003      1.000          1.335                --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.034          1.196            14,791
                                                       2005      0.976          1.034                --

  LMPVPI Total Return Subaccount (Class II) (8/03)...  2006      1.196          1.317            63,776
                                                       2005      1.184          1.196            59,099
                                                       2004      1.112          1.184            46,341
                                                       2003      1.000          1.112             1,709

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.440          1.564           284,518
                                                       2005      1.338          1.440           218,795
                                                       2004      1.254          1.338           193,252
                                                       2003      1.000          1.254               278

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (4/06)...................................  2006      0.994          1.006           178,974

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.000          1.021           394,441

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.050           228,299

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.993          1.000                --
                                                       2005      0.983          0.993           581,206
                                                       2004      0.992          0.983           747,359
                                                       2003      1.000          0.992             1,126

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (9/03)............................  2006      1.324          1.383                --
                                                       2005      1.287          1.324           130,800
                                                       2004      1.230          1.287            60,448
                                                       2003      1.000          1.230             1,559

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (8/03)............................  2006      1.841          2.002                --
                                                       2005      1.645          1.841           104,400
                                                       2004      1.410          1.645            61,081
                                                       2003      1.000          1.410             1,383

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (11/03)............................................  2006      1.003          1.015         1,140,524
                                                       2005      1.004          1.003         1,152,672
                                                       2004      0.993          1.004           647,590
                                                       2003      1.000          0.993               983

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (5/04).............................................  2006      0.992          1.112                --
                                                       2005      0.999          0.992            20,554
                                                       2004      0.970          0.999            20,554

  Pioneer Balanced VCT Subaccount (Class II)
  (10/03)............................................  2006      1.157          1.227                --
                                                       2005      1.137          1.157           809,840
                                                       2004      1.108          1.137           445,403
                                                       2003      1.000          1.108                --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (4/05).............................................  2006      1.083          1.245           237,087
                                                       2005      0.994          1.083            62,847

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (9/03).............................................  2006      2.369          3.149           131,500
                                                       2005      1.754          2.369            94,290
                                                       2004      1.507          1.754            44,631
                                                       2003      1.000          1.507               469

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.417          1.698           511,602
                                                       2005      1.369          1.417           444,247
                                                       2004      1.202          1.369           298,133
                                                       2003      1.000          1.202             1,599

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (5/05).........................................  2006      1.062          1.243                --
                                                       2005      0.986          1.062                --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.571          1.990                --
                                                       2005      1.485          1.571                --
                                                       2004      1.280          1.485                --
                                                       2003      1.000          1.280                --

  Pioneer Fund VCT Subaccount (Class II) (8/03)......  2006      1.369          1.563           287,138
                                                       2005      1.317          1.369           311,225
                                                       2004      1.210          1.317           116,457
                                                       2003      1.000          1.210               520

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Global High Yield VCT Subaccount (Class II)
  (4/05).............................................  2006      1.038          1.141            85,816
                                                       2005      0.999          1.038            14,078

  Pioneer Growth Shares VCT Subaccount (Class II)
  (9/03).............................................  2006      1.216          1.301            86,058
                                                       2005      1.201          1.216            57,795
                                                       2004      1.151          1.201            57,772
                                                       2003      1.000          1.151               243

  Pioneer High Yield VCT Subaccount (Class II)
  (8/03).............................................  2006      1.213          1.288           271,074
                                                       2005      1.216          1.213           251,874
                                                       2004      1.150          1.216           164,624
                                                       2003      1.000          1.150             1,922

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (4/05).......................  2006      1.082          1.215            24,186
                                                       2005      1.003          1.082             5,110

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.062          1.174           687,189
                                                       2005      0.995          1.062            26,355

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.047          1.137         1,658,081
                                                       2005      0.992          1.047           342,435

  Pioneer International Value VCT Subaccount (Class
  II) (9/03).........................................  2006      1.690          2.033            26,295
                                                       2005      1.495          1.690             9,691
                                                       2004      1.287          1.495                --
                                                       2003      1.000          1.287                --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.666          1.836           492,829
                                                       2005      1.578          1.666           490,310
                                                       2004      1.321          1.578           318,854
                                                       2003      1.000          1.321             1,767

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.160          1.170           210,838
                                                       2005      1.092          1.160           177,355
                                                       2004      1.020          1.092           147,395

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (7/03).........................................  2006      1.884          2.523           252,758
                                                       2005      1.671          1.884           208,225
                                                       2004      1.258          1.671            69,039
                                                       2003      1.000          1.258             1,385

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (4/04)..................................  2006      1.099          1.163            77,636
                                                       2005      1.071          1.099            72,336
                                                       2004      1.069          1.071            52,237

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.733          1.941           165,768
                                                       2005      1.590          1.733            78,141
                                                       2004      1.352          1.590            36,326
                                                       2003      1.000          1.352             3,132

  Pioneer Small Company VCT Subaccount (Class II)
  (8/03).............................................  2006      1.421          1.507                --
                                                       2005      1.424          1.421               833
                                                       2004      1.282          1.424                --
                                                       2003      1.000          1.282                --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (7/03).............................................  2006      1.179          1.229           299,179
                                                       2005      1.172          1.179           320,543
                                                       2004      1.087          1.172           195,674
                                                       2003      1.000          1.087             3,422

  Pioneer Value VCT Subaccount (Class II) (9/03).....  2006      1.335          1.507           187,257
                                                       2005      1.299          1.335           158,061
                                                       2004      1.189          1.299            93,668
                                                       2003      1.000          1.189               964




                         SEPARATE ACCOUNT CHARGES 1.95%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.357          1.411           785,250
                                                       2005      1.274          1.357           859,184
                                                       2004      1.222          1.274           530,535
                                                       2003      1.000          1.222            27,451

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (8/03).............................................  2006      1.454          1.583           242,363
                                                       2005      1.382          1.454           253,367
                                                       2004      1.241          1.382           232,067
                                                       2003      1.000          1.241            74,814

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (7/03)........................  2006      1.339          1.538         1,865,062
                                                       2005      1.320          1.339         2,009,825
                                                       2004      1.213          1.320         1,091,587
                                                       2003      1.000          1.213            24,924

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (9/03)........................  2006      1.496          1.594           556,457
                                                       2005      1.455          1.496           569,434
                                                       2004      1.331          1.455           381,020
                                                       2003      1.000          1.331            88,557

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.676          1.996         2,107,750
                                                       2005      1.551          1.676         1,971,054
                                                       2004      1.334          1.551           868,465
                                                       2003      1.000          1.334           104,988

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.033          1.194            11,536
                                                       2005      0.976          1.033                --

  LMPVPI Total Return Subaccount (Class II) (8/03)...  2006      1.194          1.315           301,225
                                                       2005      1.183          1.194           265,712
                                                       2004      1.112          1.183           233,520
                                                       2003      1.000          1.112            68,443

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.438          1.561         1,020,100
                                                       2005      1.337          1.438         1,045,725
                                                       2004      1.253          1.337           674,582
                                                       2003      1.000          1.253            85,642

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (4/06)...................................  2006      0.994          1.006           696,150

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      0.999          1.019         4,895,334

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.049         1,879,291

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.991          0.999                --
                                                       2005      0.982          0.991         3,300,924
                                                       2004      0.992          0.982         1,734,183
                                                       2003      1.000          0.992           209,193

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (9/03)............................  2006      1.322          1.380                --
                                                       2005      1.286          1.322           544,882
                                                       2004      1.230          1.286           388,699
                                                       2003      1.000          1.230             6,651

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (8/03)............................  2006      1.838          1.998                --
                                                       2005      1.643          1.838           960,770
                                                       2004      1.409          1.643           628,049
                                                       2003      1.000          1.409            43,123

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (11/03)............................................  2006      1.001          1.013         1,897,960
                                                       2005      1.003          1.001         1,541,641
                                                       2004      0.993          1.003           773,884
                                                       2003      1.000          0.993            14,909

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (5/04).............................................  2006      0.991          1.111                --
                                                       2005      0.998          0.991           186,546
                                                       2004      0.970          0.998           174,350

  Pioneer Balanced VCT Subaccount (Class II)
  (10/03)............................................  2006      1.155          1.225                --
                                                       2005      1.135          1.155           477,095
                                                       2004      1.107          1.135           174,655
                                                       2003      1.000          1.107                --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (4/05).............................................  2006      1.082          1.244           315,367
                                                       2005      0.994          1.082           116,357

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (9/03).............................................  2006      2.365          3.143           547,137
                                                       2005      1.753          2.365           493,270
                                                       2004      1.506          1.753           352,234
                                                       2003      1.000          1.506            34,133

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.415          1.695           997,642
                                                       2005      1.367          1.415         1,007,244
                                                       2004      1.202          1.367           623,014
                                                       2003      1.000          1.202            14,010

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (5/05).........................................  2006      1.062          1.242            24,444
                                                       2005      0.986          1.062             1,125

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.568          1.986                --
                                                       2005      1.483          1.568            42,107
                                                       2004      1.280          1.483            42,883
                                                       2003      1.000          1.280                --

  Pioneer Fund VCT Subaccount (Class II) (8/03)......  2006      1.367          1.560         1,316,954
                                                       2005      1.316          1.367         1,515,066
                                                       2004      1.209          1.316           977,147
                                                       2003      1.000          1.209           223,615

  Pioneer Global High Yield VCT Subaccount (Class II)
  (4/05).............................................  2006      1.037          1.140            39,470
                                                       2005      0.999          1.037               773

  Pioneer Growth Shares VCT Subaccount (Class II)
  (9/03).............................................  2006      1.215          1.299           164,355
                                                       2005      1.200          1.215           163,010
                                                       2004      1.151          1.200           142,373
                                                       2003      1.000          1.151            44,909

  Pioneer High Yield VCT Subaccount (Class II)
  (8/03).............................................  2006      1.211          1.286         1,522,434
                                                       2005      1.215          1.211         1,658,897
                                                       2004      1.149          1.215         1,130,615
                                                       2003      1.000          1.149           132,252

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (4/05).......................  2006      1.081          1.214           368,555
                                                       2005      1.003          1.081           124,656

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.062          1.173           452,081
                                                       2005      0.995          1.062           404,219

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.047          1.136         1,517,916
                                                       2005      0.992          1.047           719,020

  Pioneer International Value VCT Subaccount (Class
  II) (9/03).........................................  2006      1.687          2.029           225,524
                                                       2005      1.494          1.687           189,251
                                                       2004      1.286          1.494           120,375
                                                       2003      1.000          1.286             7,263

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.664          1.832           954,914
                                                       2005      1.576          1.664           954,266
                                                       2004      1.320          1.576           653,352
                                                       2003      1.000          1.320            67,885

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.159          1.168           514,886
                                                       2005      1.092          1.159           493,703
                                                       2004      1.020          1.092           273,641

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (7/03).........................................  2006      1.881          2.518           700,885
                                                       2005      1.670          1.881           616,014
                                                       2004      1.258          1.670           426,758
                                                       2003      1.000          1.258            81,414

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (4/04)..................................  2006      1.098          1.161           250,939
                                                       2005      1.070          1.098           255,062
                                                       2004      1.069          1.070           203,469

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.731          1.938           591,418
                                                       2005      1.588          1.731           502,600
                                                       2004      1.351          1.588           343,651
                                                       2003      1.000          1.351            34,490

  Pioneer Small Company VCT Subaccount (Class II)
  (8/03).............................................  2006      1.419          1.504                --
                                                       2005      1.423          1.419            42,999
                                                       2004      1.282          1.423            51,725
                                                       2003      1.000          1.282            11,543

  Pioneer Strategic Income VCT Subaccount (Class II)
  (7/03).............................................  2006      1.177          1.227         2,706,209
                                                       2005      1.171          1.177         2,973,151
                                                       2004      1.086          1.171         1,544,395
                                                       2003      1.000          1.086           141,425

  Pioneer Value VCT Subaccount (Class II) (9/03).....  2006      1.333          1.504           979,787
                                                       2005      1.298          1.333         1,023,354
                                                       2004      1.188          1.298           687,784
                                                       2003      1.000          1.188            44,779




                         SEPARATE ACCOUNT CHARGES 2.00%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.277          1.328              --
                                                       2005      1.200          1.277              --
                                                       2004      1.151          1.200              --
                                                       2003      1.091          1.151              --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (8/03).............................................  2006      1.318          1.434              --
                                                       2005      1.253          1.318              --
                                                       2004      1.126          1.253              --
                                                       2003      1.018          1.126              --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (7/03)........................  2006      1.269          1.457              --
                                                       2005      1.252          1.269              --
                                                       2004      1.151          1.252              --
                                                       2003      1.019          1.151              --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (9/03)........................  2006      1.372          1.462              --
                                                       2005      1.336          1.372              --
                                                       2004      1.223          1.336              --
                                                       2003      1.164          1.223              --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.526          1.817              --
                                                       2005      1.413          1.526              --
                                                       2004      1.216          1.413              --
                                                       2003      1.107          1.216              --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.033          1.193              --
                                                       2005      0.976          1.033              --

  LMPVPI Total Return Subaccount (Class II) (8/03)...  2006      1.131          1.244              --
                                                       2005      1.120          1.131              --
                                                       2004      1.053          1.120              --
                                                       2003      0.972          1.053              --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.317          1.430              --
                                                       2005      1.226          1.317              --
                                                       2004      1.149          1.226              --
                                                       2003      1.091          1.149              --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (4/06)...................................  2006      0.994          1.005              --

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      0.999          1.019              --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.049              --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.992          0.999              --
                                                       2005      0.983          0.992              --
                                                       2004      0.993          0.983              --
                                                       2003      0.998          0.993              --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (9/03)............................  2006      1.237          1.291              --
                                                       2005      1.204          1.237              --
                                                       2004      1.152          1.204              --
                                                       2003      1.082          1.152              --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (8/03)............................  2006      1.650          1.794              --
                                                       2005      1.476          1.650              --
                                                       2004      1.267          1.476              --
                                                       2003      1.031          1.267              --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (11/03)............................................  2006      0.990          1.001              --
                                                       2005      0.993          0.990              --
                                                       2004      0.983          0.993              --
                                                       2003      0.971          0.983              --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (5/04).............................................  2006      0.990          1.109              --
                                                       2005      0.998          0.990              --
                                                       2004      0.970          0.998              --

  Pioneer Balanced VCT Subaccount (Class II)
  (10/03)............................................  2006      1.089          1.154              --
                                                       2005      1.071          1.089              --
                                                       2004      1.045          1.071              --
                                                       2003      1.006          1.045              --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (4/05).............................................  2006      1.082          1.242              --
                                                       2005      0.994          1.082              --

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (9/03).............................................  2006      2.156          2.863           3,931
                                                       2005      1.598          2.156              --
                                                       2004      1.374          1.598              --
                                                       2003      1.158          1.374              --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.309          1.567              --
                                                       2005      1.265          1.309              --
                                                       2004      1.112          1.265              --
                                                       2003      1.034          1.112              --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (5/05).........................................  2006      1.061          1.241              --
                                                       2005      0.986          1.061              --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.462          1.850              --
                                                       2005      1.383          1.462              --
                                                       2004      1.194          1.383              --
                                                       2003      1.026          1.194              --

  Pioneer Fund VCT Subaccount (Class II) (8/03)......  2006      1.278          1.458              --
                                                       2005      1.231          1.278              --
                                                       2004      1.132          1.231              --
                                                       2003      1.004          1.132              --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (4/05).............................................  2006      1.037          1.139           2,448
                                                       2005      0.998          1.037              --

  Pioneer Growth Shares VCT Subaccount (Class II)
  (9/03).............................................  2006      1.146          1.225           2,426
                                                       2005      1.133          1.146              --
                                                       2004      1.087          1.133              --
                                                       2003      1.061          1.087              --

  Pioneer High Yield VCT Subaccount (Class II)
  (8/03).............................................  2006      1.139          1.209           2,196
                                                       2005      1.143          1.139              --
                                                       2004      1.082          1.143              --
                                                       2003      0.993          1.082              --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (4/05).......................  2006      1.081          1.213              --
                                                       2005      1.003          1.081              --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.061          1.172              --
                                                       2005      0.995          1.061              --

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.047          1.135           2,486
                                                       2005      0.992          1.047              --

  Pioneer International Value VCT Subaccount (Class
  II) (9/03).........................................  2006      1.571          1.888              --
                                                       2005      1.391          1.571              --
                                                       2004      1.199          1.391              --
                                                       2003      1.066          1.199              --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.513          1.665              --
                                                       2005      1.434          1.513              --
                                                       2004      1.201          1.434              --
                                                       2003      1.080          1.201              --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.157          1.166              --
                                                       2005      1.092          1.157              --
                                                       2004      1.020          1.092              --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (7/03).........................................  2006      1.811          2.423              --
                                                       2005      1.608          1.811              --
                                                       2004      1.212          1.608              --
                                                       2003      1.050          1.212              --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (4/04)..................................  2006      1.097          1.159              --
                                                       2005      1.070          1.097              --
                                                       2004      1.069          1.070              --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.547          1.731              --
                                                       2005      1.420          1.547              --
                                                       2004      1.209          1.420              --
                                                       2003      1.119          1.209              --

  Pioneer Small Company VCT Subaccount (Class II)
  (8/03).............................................  2006      1.298          1.376              --
                                                       2005      1.303          1.298              --
                                                       2004      1.174          1.303              --
                                                       2003      1.049          1.174              --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (7/03).............................................  2006      1.132          1.179              --
                                                       2005      1.127          1.132              --
                                                       2004      1.045          1.127              --
                                                       2003      0.988          1.045              --

  Pioneer Value VCT Subaccount (Class II) (9/03).....  2006      1.255          1.415              --
                                                       2005      1.223          1.255              --
                                                       2004      1.120          1.223              --
                                                       2003      1.040          1.120              --




                         SEPARATE ACCOUNT CHARGES 2.05%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.124          1.168           244,107
                                                       2005      1.056          1.124            70,616
                                                       2004      1.000          1.056             2,150

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (8/03).............................................  2006      1.121          1.219           105,521
                                                       2005      1.067          1.121            43,360
                                                       2004      1.000          1.067            11,497

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (7/03)........................  2006      1.089          1.249           688,340
                                                       2005      1.074          1.089           259,202
                                                       2004      1.000          1.074             7,647

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (9/03)........................  2006      1.116          1.188           234,337
                                                       2005      1.087          1.116           112,389
                                                       2004      1.000          1.087             4,567

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.250          1.487         1,329,998
                                                       2005      1.158          1.250         1,042,837
                                                       2004      1.000          1.158            40,221

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.032          1.192             9,924
                                                       2005      0.976          1.032                --

  LMPVPI Total Return Subaccount (Class II) (8/03)...  2006      1.065          1.171            19,211
                                                       2005      1.055          1.065            10,207
                                                       2004      1.000          1.055                --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.133          1.229           516,349
                                                       2005      1.054          1.133           165,269
                                                       2004      1.000          1.054                --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (4/06)...................................  2006      0.994          1.005           231,645

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.011          1.031           904,310

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.049           702,433

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      1.004          1.011                --
                                                       2005      0.996          1.004           715,594
                                                       2004      1.000          0.996            57,824

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (9/03)............................  2006      1.077          1.124                --
                                                       2005      1.049          1.077            95,042
                                                       2004      1.000          1.049                --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (8/03)............................  2006      1.309          1.422                --
                                                       2005      1.171          1.309           226,477
                                                       2004      1.000          1.171                --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (11/03)............................................  2006      1.031          1.042           669,187
                                                       2005      1.034          1.031           277,092
                                                       2004      1.000          1.034             7,806

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (5/04).............................................  2006      0.985          1.103                --
                                                       2005      0.994          0.985               612
                                                       2004      1.000          0.994                --

  Pioneer Balanced VCT Subaccount (Class II)
  (10/03)............................................  2006      1.044          1.106                --
                                                       2005      1.028          1.044            53,465
                                                       2004      1.000          1.028                --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (4/05).............................................  2006      1.082          1.241           856,637
                                                       2005      0.994          1.082           173,713

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (9/03).............................................  2006      1.749          2.322           619,970
                                                       2005      1.297          1.749            85,908
                                                       2004      1.000          1.297               956

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.165          1.394           598,875
                                                       2005      1.127          1.165           211,796
                                                       2004      1.000          1.127             6,284

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (5/05).........................................  2006      1.061          1.240            74,013
                                                       2005      0.986          1.061             1,262

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.246          1.576                --
                                                       2005      1.179          1.246            10,513
                                                       2004      1.000          1.179                --

  Pioneer Fund VCT Subaccount (Class II) (8/03)......  2006      1.134          1.292           557,529
                                                       2005      1.092          1.134           151,245
                                                       2004      1.000          1.092             4,932

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Global High Yield VCT Subaccount (Class II)
  (4/05).............................................  2006      1.037          1.138           139,392
                                                       2005      0.998          1.037            16,214

  Pioneer Growth Shares VCT Subaccount (Class II)
  (9/03).............................................  2006      1.095          1.170            26,164
                                                       2005      1.083          1.095                --
                                                       2004      1.000          1.083                --

  Pioneer High Yield VCT Subaccount (Class II)
  (8/03).............................................  2006      1.083          1.148           650,823
                                                       2005      1.087          1.083           183,666
                                                       2004      1.000          1.087             8,025

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (4/05).......................  2006      1.081          1.212           570,730
                                                       2005      1.003          1.081            74,434

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.061          1.171         3,197,677
                                                       2005      0.995          1.061         1,733,229

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.046          1.134         3,777,655
                                                       2005      0.992          1.046         1,918,895

  Pioneer International Value VCT Subaccount (Class
  II) (9/03).........................................  2006      1.323          1.589           283,519
                                                       2005      1.172          1.323            24,850
                                                       2004      1.000          1.172                --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.208          1.329           739,125
                                                       2005      1.146          1.208           364,799
                                                       2004      1.000          1.146            13,629

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.136          1.144           289,872
                                                       2005      1.072          1.136            99,129
                                                       2004      1.000          1.072             5,316

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (7/03).........................................  2006      1.475          1.972           411,308
                                                       2005      1.310          1.475           115,233
                                                       2004      1.000          1.310             7,106

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (4/04)..................................  2006      1.037          1.096           128,567
                                                       2005      1.012          1.037               599
                                                       2004      1.000          1.012                --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.258          1.407           507,955
                                                       2005      1.156          1.258            92,641
                                                       2004      1.000          1.156             8,047

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Small Company VCT Subaccount (Class II)
  (8/03).............................................  2006      1.105          1.171                --
                                                       2005      1.110          1.105                --
                                                       2004      1.000          1.110                --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (7/03).............................................  2006      1.105          1.150           928,818
                                                       2005      1.100          1.105           340,801
                                                       2004      1.000          1.100            20,455

  Pioneer Value VCT Subaccount (Class II) (9/03).....  2006      1.116          1.258           485,063
                                                       2005      1.088          1.116           157,235
                                                       2004      1.000          1.088             3,900




                         SEPARATE ACCOUNT CHARGES 2.10%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.351          1.404           860,057
                                                       2005      1.271          1.351           920,961
                                                       2004      1.221          1.271           593,713
                                                       2003      1.000          1.221            25,355

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (8/03).............................................  2006      1.448          1.574           480,256
                                                       2005      1.379          1.448           486,321
                                                       2004      1.240          1.379           276,314
                                                       2003      1.000          1.240            73,780

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (7/03)........................  2006      1.334          1.530         1,822,390
                                                       2005      1.317          1.334         1,990,005
                                                       2004      1.211          1.317         1,169,969
                                                       2003      1.000          1.211            21,619

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (9/03)........................  2006      1.490          1.586           716,279
                                                       2005      1.452          1.490           707,766
                                                       2004      1.330          1.452           496,425
                                                       2003      1.000          1.330            17,078

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.669          1.985         2,025,219
                                                       2005      1.547          1.669         1,910,898
                                                       2004      1.333          1.547           840,583
                                                       2003      1.000          1.333            14,359

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.032          1.191             2,802
                                                       2005      0.976          1.032                --

  LMPVPI Total Return Subaccount (Class II) (8/03)...  2006      1.190          1.308           450,860
                                                       2005      1.180          1.190           409,534
                                                       2004      1.111          1.180           237,362
                                                       2003      1.000          1.111                --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.432          1.553           675,193
                                                       2005      1.334          1.432           657,743
                                                       2004      1.252          1.334           548,972
                                                       2003      1.000          1.252            33,415

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (4/06)...................................  2006      0.994          1.005           846,571

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      0.994          1.013         2,018,834

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.048         1,423,825

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.987          0.994                --
                                                       2005      0.980          0.987         1,995,363
                                                       2004      0.991          0.980         1,392,585
                                                       2003      1.000          0.991            72,439

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (9/03)............................  2006      1.317          1.374                --
                                                       2005      1.283          1.317           590,810
                                                       2004      1.229          1.283           335,647
                                                       2003      1.000          1.229            74,549

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (8/03)............................  2006      1.831          1.990                --
                                                       2005      1.639          1.831           743,422
                                                       2004      1.408          1.639           391,043
                                                       2003      1.000          1.408            20,711

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (11/03)............................................  2006      0.997          1.007           787,792
                                                       2005      1.001          0.997           745,883
                                                       2004      0.992          1.001           399,575
                                                       2003      1.000          0.992                --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (5/04).............................................  2006      0.988          1.106                --
                                                       2005      0.997          0.988           172,398
                                                       2004      0.969          0.997            44,401

  Pioneer Balanced VCT Subaccount (Class II)
  (10/03)............................................  2006      1.151          1.218                --
                                                       2005      1.133          1.151         1,411,070
                                                       2004      1.106          1.133           867,663
                                                       2003      1.000          1.106            84,158

  Pioneer Cullen Value VCT Subaccount (Class II)
  (4/05).............................................  2006      1.081          1.240            87,597
                                                       2005      0.994          1.081            43,341

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (9/03).............................................  2006      2.356          3.127           458,915
                                                       2005      1.748          2.356           501,998
                                                       2004      1.505          1.748           362,843
                                                       2003      1.000          1.505             9,952

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.410          1.686           509,087
                                                       2005      1.364          1.410           532,163
                                                       2004      1.201          1.364           363,631
                                                       2003      1.000          1.201            44,867

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (5/05).........................................  2006      1.061          1.239             6,837
                                                       2005      0.986          1.061                --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.562          1.975                --
                                                       2005      1.480          1.562           173,476
                                                       2004      1.278          1.480            73,687
                                                       2003      1.000          1.278            15,488

  Pioneer Fund VCT Subaccount (Class II) (8/03)......  2006      1.361          1.551         1,240,755
                                                       2005      1.312          1.361         1,296,951
                                                       2004      1.208          1.312           859,224
                                                       2003      1.000          1.208            27,860

  Pioneer Global High Yield VCT Subaccount (Class II)
  (4/05).............................................  2006      1.036          1.137            16,893
                                                       2005      0.998          1.036            14,256

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Growth Shares VCT Subaccount (Class II)
  (9/03).............................................  2006      1.210          1.292           299,833
                                                       2005      1.197          1.210           303,952
                                                       2004      1.149          1.197           147,916
                                                       2003      1.000          1.149            15,157

  Pioneer High Yield VCT Subaccount (Class II)
  (8/03).............................................  2006      1.207          1.279         1,170,670
                                                       2005      1.212          1.207         1,295,974
                                                       2004      1.148          1.212         1,035,150
                                                       2003      1.000          1.148            81,714

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (4/05).......................  2006      1.080          1.211           247,787
                                                       2005      1.003          1.080           243,178

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.061          1.170            44,422
                                                       2005      0.995          1.061            43,333

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.046          1.133         2,529,807
                                                       2005      0.992          1.046           138,995

  Pioneer International Value VCT Subaccount (Class
  II) (9/03).........................................  2006      1.681          2.018           316,991
                                                       2005      1.490          1.681           140,545
                                                       2004      1.285          1.490            54,321
                                                       2003      1.000          1.285                --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.658          1.822           448,120
                                                       2005      1.572          1.658           511,179
                                                       2004      1.319          1.572           335,227
                                                       2003      1.000          1.319            70,089

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.155          1.163           989,489
                                                       2005      1.091          1.155           777,689
                                                       2004      1.020          1.091           342,123

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (7/03).........................................  2006      1.874          2.504           457,598
                                                       2005      1.666          1.874           482,190
                                                       2004      1.256          1.666           229,417
                                                       2003      1.000          1.256               347

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (4/04)..................................  2006      1.095          1.156           211,409
                                                       2005      1.069          1.095           207,338
                                                       2004      1.069          1.069            97,313

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.724          1.927           471,755
                                                       2005      1.585          1.724           278,337
                                                       2004      1.350          1.585           182,954
                                                       2003      1.000          1.350            78,883

  Pioneer Small Company VCT Subaccount (Class II)
  (8/03).............................................  2006      1.413          1.498                --
                                                       2005      1.420          1.413           232,556
                                                       2004      1.281          1.420            60,591
                                                       2003      1.000          1.281               165

  Pioneer Strategic Income VCT Subaccount (Class II)
  (7/03).............................................  2006      1.173          1.220         1,824,711
                                                       2005      1.169          1.173         1,810,921
                                                       2004      1.085          1.169         1,077,272
                                                       2003      1.000          1.085           120,462

  Pioneer Value VCT Subaccount (Class II) (9/03).....  2006      1.327          1.496           861,680
                                                       2005      1.295          1.327           890,705
                                                       2004      1.187          1.295           647,886
                                                       2003      1.000          1.187            15,432




                         SEPARATE ACCOUNT CHARGES 2.15%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.350          1.401          118,277
                                                       2005      1.270          1.350           20,225
                                                       2004      1.220          1.270               --
                                                       2003      1.000          1.220               --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (8/03).............................................  2006      1.446          1.571           20,486
                                                       2005      1.378          1.446           16,847
                                                       2004      1.239          1.378           12,234
                                                       2003      1.000          1.239               --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (7/03)........................  2006      1.332          1.527           54,026
                                                       2005      1.316          1.332           54,844
                                                       2004      1.211          1.316           24,237
                                                       2003      1.000          1.211               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (9/03)........................  2006      1.488          1.583           29,070
                                                       2005      1.451          1.488           16,556
                                                       2004      1.330          1.451              817
                                                       2003      1.000          1.330               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.667          1.982           89,676
                                                       2005      1.546          1.667           62,143
                                                       2004      1.333          1.546           58,808
                                                       2003      1.000          1.333               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.031          1.190           23,578
                                                       2005      0.976          1.031               --

  LMPVPI Total Return Subaccount (Class II) (8/03)...  2006      1.188          1.305           34,001
                                                       2005      1.179          1.188           19,216
                                                       2004      1.110          1.179               --
                                                       2003      1.000          1.110               --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.430          1.550           43,445
                                                       2005      1.333          1.430           38,080
                                                       2004      1.252          1.333           29,073
                                                       2003      1.000          1.252               --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (4/06)...................................  2006      0.994          1.004          180,045

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      0.993          1.011           20,954

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.048          105,414

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.986          0.993               --
                                                       2005      0.979          0.986           19,711
                                                       2004      0.990          0.979               --
                                                       2003      1.000          0.990               --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (9/03)............................  2006      1.315          1.372               --
                                                       2005      1.281          1.315           50,163
                                                       2004      1.228          1.281           28,846
                                                       2003      1.000          1.228               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (8/03)............................  2006      1.828          1.987               --
                                                       2005      1.638          1.828           49,677
                                                       2004      1.407          1.638           25,245
                                                       2003      1.000          1.407               --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (11/03)............................................  2006      0.996          1.006           45,378
                                                       2005      1.000          0.996           34,687
                                                       2004      0.991          1.000            3,517
                                                       2003      1.000          0.991               --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (5/04).............................................  2006      0.987          1.105               --
                                                       2005      0.997          0.987               --
                                                       2004      0.969          0.997               --

  Pioneer Balanced VCT Subaccount (Class II)
  (10/03)............................................  2006      1.149          1.216               --
                                                       2005      1.132          1.149            2,967
                                                       2004      1.106          1.132               --
                                                       2003      1.000          1.106               --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (4/05).............................................  2006      1.081          1.239           14,723
                                                       2005      0.994          1.081               --

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (9/03).............................................  2006      2.353          3.121            6,330
                                                       2005      1.747          2.353            7,778
                                                       2004      1.504          1.747            7,982
                                                       2003      1.000          1.504               --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.408          1.683           17,420
                                                       2005      1.363          1.408           14,685
                                                       2004      1.200          1.363            2,634
                                                       2003      1.000          1.200               --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (5/05).........................................  2006      1.060          1.237               --
                                                       2005      0.986          1.060               --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.560          1.971               --
                                                       2005      1.478          1.560            3,235
                                                       2004      1.278          1.478               --
                                                       2003      1.000          1.278               --

  Pioneer Fund VCT Subaccount (Class II) (8/03)......  2006      1.359          1.548           77,517
                                                       2005      1.311          1.359           76,900
                                                       2004      1.208          1.311           27,379
                                                       2003      1.000          1.208               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Global High Yield VCT Subaccount (Class II)
  (4/05).............................................  2006      1.036          1.136          118,473
                                                       2005      0.998          1.036               --

  Pioneer Growth Shares VCT Subaccount (Class II)
  (9/03).............................................  2006      1.208          1.289           80,665
                                                       2005      1.196          1.208               --
                                                       2004      1.149          1.196               --
                                                       2003      1.000          1.149               --

  Pioneer High Yield VCT Subaccount (Class II)
  (8/03).............................................  2006      1.205          1.277           56,001
                                                       2005      1.211          1.205          115,092
                                                       2004      1.148          1.211           31,242
                                                       2003      1.000          1.148               --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (4/05).......................  2006      1.080          1.210          138,679
                                                       2005      1.003          1.080               --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.060          1.169          109,555
                                                       2005      0.995          1.060           13,052

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.045          1.132          207,484
                                                       2005      0.992          1.045           36,244

  Pioneer International Value VCT Subaccount (Class
  II) (9/03).........................................  2006      1.679          2.014           19,218
                                                       2005      1.489          1.679           16,306
                                                       2004      1.284          1.489           14,869
                                                       2003      1.000          1.284               --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.655          1.819           20,607
                                                       2005      1.571          1.655           22,843
                                                       2004      1.318          1.571            7,542
                                                       2003      1.000          1.318               --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.154          1.161            1,691
                                                       2005      1.090          1.154            1,546
                                                       2004      1.020          1.090            1,092

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (7/03).........................................  2006      1.871          2.500           27,579
                                                       2005      1.664          1.871           23,490
                                                       2004      1.256          1.664               --
                                                       2003      1.000          1.256               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (4/04)..................................  2006      1.094          1.155            2,900
                                                       2005      1.069          1.094               --
                                                       2004      1.069          1.069               --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.722          1.923           33,446
                                                       2005      1.583          1.722            5,795
                                                       2004      1.349          1.583            5,915
                                                       2003      1.000          1.349               --

  Pioneer Small Company VCT Subaccount (Class II)
  (8/03).............................................  2006      1.411          1.495               --
                                                       2005      1.418          1.411               --
                                                       2004      1.280          1.418               --
                                                       2003      1.000          1.280               --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (7/03).............................................  2006      1.171          1.218           58,305
                                                       2005      1.167          1.171           60,989
                                                       2004      1.085          1.167           15,302
                                                       2003      1.000          1.085               --

  Pioneer Value VCT Subaccount (Class II) (9/03).....  2006      1.326          1.493           11,230
                                                       2005      1.294          1.326           11,133
                                                       2004      1.187          1.294               --
                                                       2003      1.000          1.187               --




                         SEPARATE ACCOUNT CHARGES 2.20%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.271          1.318            147,386
                                                       2005      1.196          1.271             92,797
                                                       2004      1.150          1.196                959
                                                       2003      1.091          1.150                 --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (8/03).............................................  2006      1.311          1.424            167,520
                                                       2005      1.250          1.311             94,232
                                                       2004      1.125          1.250                923
                                                       2003      1.017          1.125                 --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (7/03)........................  2006      1.263          1.447            536,507
                                                       2005      1.248          1.263            267,730
                                                       2004      1.149          1.248              1,848
                                                       2003      1.019          1.149                 --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (9/03)........................  2006      1.365          1.452            147,582
                                                       2005      1.332          1.365            108,781
                                                       2004      1.221          1.332                 --
                                                       2003      1.163          1.221                 --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.518          1.804            954,043
                                                       2005      1.409          1.518            736,248
                                                       2004      1.215          1.409             35,367
                                                       2003      1.106          1.215                 --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.031          1.189             28,944
                                                       2005      0.976          1.031             21,725

  LMPVPI Total Return Subaccount (Class II) (8/03)...  2006      1.125          1.235            282,014
                                                       2005      1.117          1.125             93,889
                                                       2004      1.052          1.117              3,088
                                                       2003      0.972          1.052                 --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.311          1.420            577,001
                                                       2005      1.222          1.311            123,823
                                                       2004      1.148          1.222                 --
                                                       2003      1.090          1.148                 --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (4/06)...................................  2006      0.994          1.004            432,704

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      0.993          1.012          2,393,357

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.047            588,131

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.987          0.993                 --
                                                       2005      0.980          0.987            814,713
                                                       2004      0.992          0.980                 --
                                                       2003      0.998          0.992                 --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (9/03)............................  2006      1.231          1.284                 --
                                                       2005      1.200          1.231            172,964
                                                       2004      1.151          1.200                955
                                                       2003      1.082          1.151                 --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (8/03)............................  2006      1.642          1.784                 --
                                                       2005      1.472          1.642            144,008
                                                       2004      1.265          1.472              1,564
                                                       2003      1.030          1.265                 --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (11/03)............................................  2006      0.985          0.994            350,639
                                                       2005      0.990          0.985             86,199
                                                       2004      0.982          0.990              2,326
                                                       2003      0.971          0.982                 --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (5/04).............................................  2006      0.986          1.103                 --
                                                       2005      0.996          0.986             42,144
                                                       2004      0.969          0.996              1,156

  Pioneer Balanced VCT Subaccount (Class II)
  (10/03)............................................  2006      1.084          1.146                 --
                                                       2005      1.068          1.084              9,898
                                                       2004      1.044          1.068                 --
                                                       2003      1.005          1.044                 --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (4/05).............................................  2006      1.080          1.238            283,912
                                                       2005      0.994          1.080            199,201

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (9/03).............................................  2006      2.145          2.843            202,590
                                                       2005      1.593          2.145             64,307
                                                       2004      1.372          1.593                 --
                                                       2003      1.157          1.372                 --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.302          1.556            284,559
                                                       2005      1.261          1.302            124,969
                                                       2004      1.111          1.261                 --
                                                       2003      1.034          1.111                 --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (5/05).........................................  2006      1.060          1.236              1,020
                                                       2005      0.986          1.060                 --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.454          1.837                 --
                                                       2005      1.379          1.454             15,279
                                                       2004      1.193          1.379                 --
                                                       2003      1.025          1.193                 --

  Pioneer Fund VCT Subaccount (Class II) (8/03)......  2006      1.272          1.448            437,230
                                                       2005      1.227          1.272            372,237
                                                       2004      1.131          1.227                 --
                                                       2003      1.004          1.131                 --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (4/05).............................................  2006      1.035          1.135          1,033,491
                                                       2005      0.998          1.035            114,430

  Pioneer Growth Shares VCT Subaccount (Class II)
  (9/03).............................................  2006      1.140          1.216             21,202
                                                       2005      1.129          1.140             10,683
                                                       2004      1.086          1.129                 --
                                                       2003      1.060          1.086                 --

  Pioneer High Yield VCT Subaccount (Class II)
  (8/03).............................................  2006      1.133          1.200            709,918
                                                       2005      1.139          1.133            145,622
                                                       2004      1.081          1.139                 --
                                                       2003      0.993          1.081                 --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (4/05).......................  2006      1.079          1.208            605,393
                                                       2005      1.003          1.079            446,663

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.060          1.168         20,215,628
                                                       2005      0.995          1.060            676,093

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.045          1.131          7,096,279
                                                       2005      0.992          1.045            454,791

  Pioneer International Value VCT Subaccount (Class
  II) (9/03).........................................  2006      1.563          1.875             76,847
                                                       2005      1.387          1.563             25,336
                                                       2004      1.197          1.387                 --
                                                       2003      1.066          1.197                 --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.505          1.653            396,916
                                                       2005      1.430          1.505            184,070
                                                       2004      1.200          1.430              1,619
                                                       2003      1.080          1.200                 --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.153          1.160            266,127
                                                       2005      1.090          1.153            145,525
                                                       2004      1.020          1.090              2,106

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (7/03).........................................  2006      1.802          2.406            189,342
                                                       2005      1.603          1.802             80,335
                                                       2004      1.211          1.603                 --
                                                       2003      1.050          1.211                 --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (4/04)..................................  2006      1.093          1.153             62,124
                                                       2005      1.068          1.093             36,466
                                                       2004      1.069          1.068                 --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.539          1.719            202,602
                                                       2005      1.416          1.539             69,673
                                                       2004      1.207          1.416                 --
                                                       2003      1.118          1.207                 --

  Pioneer Small Company VCT Subaccount (Class II)
  (8/03).............................................  2006      1.291          1.368                 --
                                                       2005      1.299          1.291              1,437
                                                       2004      1.173          1.299                 --
                                                       2003      1.049          1.173                 --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (7/03).............................................  2006      1.126          1.170          1,309,007
                                                       2005      1.123          1.126            486,154
                                                       2004      1.044          1.123              3,074
                                                       2003      0.987          1.044                 --

  Pioneer Value VCT Subaccount (Class II) (9/03).....  2006      1.248          1.405            171,803
                                                       2005      1.219          1.248            125,743
                                                       2004      1.119          1.219                 --
                                                       2003      1.039          1.119                 --




                         SEPARATE ACCOUNT CHARGES 2.25%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.127          1.169          100,852
                                                       2005      1.062          1.127          102,564
                                                       2004      1.000          1.062               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (8/03).............................................  2006      1.155          1.253           20,570
                                                       2005      1.101          1.155               --
                                                       2004      1.000          1.101               --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (7/03)........................  2006      1.101          1.260           13,050
                                                       2005      1.088          1.101           13,864
                                                       2004      1.000          1.088               --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (9/03)........................  2006      1.134          1.206           20,128
                                                       2005      1.107          1.134               --
                                                       2004      1.000          1.107               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.242          1.475            6,566
                                                       2005      1.153          1.242            6,907
                                                       2004      1.000          1.153            2,400

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.030          1.188               --
                                                       2005      0.976          1.030               --

  LMPVPI Total Return Subaccount (Class II) (8/03)...  2006      1.052          1.154           22,928
                                                       2005      1.044          1.052               --
                                                       2004      1.000          1.044               --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.112          1.204               --
                                                       2005      1.037          1.112               --
                                                       2004      1.000          1.037               --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (4/06)...................................  2006      0.994          1.003           26,545

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.003          1.022           16,140

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.047          161,389

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.997          1.003               --
                                                       2005      0.991          0.997           15,391
                                                       2004      1.000          0.991               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (9/03)............................  2006      1.092          1.138               --
                                                       2005      1.065          1.092               --
                                                       2004      1.000          1.065               --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (8/03)............................  2006      1.299          1.411               --
                                                       2005      1.165          1.299          123,786
                                                       2004      1.000          1.165               --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (11/03)............................................  2006      0.987          0.996           40,869
                                                       2005      0.992          0.987           39,202
                                                       2004      1.000          0.992               --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (5/04).............................................  2006      0.986          1.102               --
                                                       2005      0.996          0.986               --
                                                       2004      0.969          0.996               --

  Pioneer Balanced VCT Subaccount (Class II)
  (10/03)............................................  2006      1.035          1.094               --
                                                       2005      1.020          1.035            3,976
                                                       2004      1.000          1.020               --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (4/05).............................................  2006      1.080          1.237               --
                                                       2005      0.994          1.080               --

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (9/03).............................................  2006      1.537          2.037               --
                                                       2005      1.142          1.537               --
                                                       2004      1.000          1.142               --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.168          1.395               --
                                                       2005      1.132          1.168               --
                                                       2004      1.000          1.132               --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (5/05).........................................  2006      1.059          1.235            3,927
                                                       2005      0.986          1.059            3,937

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.257          1.586               --
                                                       2005      1.192          1.257               --
                                                       2004      1.000          1.192               --

  Pioneer Fund VCT Subaccount (Class II) (8/03)......  2006      1.143          1.300          141,624
                                                       2005      1.103          1.143          140,572
                                                       2004      1.000          1.103               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Global High Yield VCT Subaccount (Class II)
  (4/05).............................................  2006      1.035          1.134            1,902
                                                       2005      0.998          1.035               --

  Pioneer Growth Shares VCT Subaccount (Class II)
  (9/03).............................................  2006      1.069          1.140               --
                                                       2005      1.060          1.069               --
                                                       2004      1.000          1.060               --

  Pioneer High Yield VCT Subaccount (Class II)
  (8/03).............................................  2006      1.025          1.085          359,442
                                                       2005      1.031          1.025               --
                                                       2004      1.000          1.031               --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (4/05).......................  2006      1.079          1.207               --
                                                       2005      1.003          1.079               --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.059          1.167               --
                                                       2005      0.995          1.059               --

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.045          1.130           45,924
                                                       2005      0.992          1.045           40,276

  Pioneer International Value VCT Subaccount (Class
  II) (9/03).........................................  2006      1.329          1.593               --
                                                       2005      1.180          1.329               --
                                                       2004      1.000          1.180               --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.231          1.351               --
                                                       2005      1.170          1.231               --
                                                       2004      1.000          1.170               --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.152          1.158           82,911
                                                       2005      1.089          1.152           81,915
                                                       2004      1.020          1.089               --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (7/03).........................................  2006      1.393          1.859           16,529
                                                       2005      1.240          1.393               --
                                                       2004      1.000          1.240               --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (4/04)..................................  2006      1.092          1.151            1,379
                                                       2005      1.068          1.092               --
                                                       2004      1.069          1.068               --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.235          1.378               --
                                                       2005      1.137          1.235               --
                                                       2004      1.000          1.137               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Small Company VCT Subaccount (Class II)
  (8/03).............................................  2006      1.082          1.146               --
                                                       2005      1.089          1.082               --
                                                       2004      1.000          1.089               --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (7/03).............................................  2006      1.060          1.101          165,687
                                                       2005      1.058          1.060          152,594
                                                       2004      1.000          1.058               --

  Pioneer Value VCT Subaccount (Class II) (9/03).....  2006      1.113          1.253           13,181
                                                       2005      1.088          1.113           13,647
                                                       2004      1.000          1.088               --




                         SEPARATE ACCOUNT CHARGES 2.30%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.344          1.393           211,554
                                                       2005      1.267          1.344           239,433
                                                       2004      1.219          1.267           231,839
                                                       2003      1.000          1.219                --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (8/03).............................................  2006      1.441          1.563            86,065
                                                       2005      1.374          1.441            88,109
                                                       2004      1.238          1.374            61,198
                                                       2003      1.000          1.238                --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (7/03)........................  2006      1.327          1.518           444,629
                                                       2005      1.312          1.327           513,300
                                                       2004      1.210          1.312           412,137
                                                       2003      1.000          1.210                --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (9/03)........................  2006      1.482          1.574           172,757
                                                       2005      1.447          1.482           183,010
                                                       2004      1.328          1.447           159,032
                                                       2003      1.000          1.328                --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.661          1.971           356,103
                                                       2005      1.542          1.661           747,851
                                                       2004      1.331          1.542           259,760
                                                       2003      1.000          1.331                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.030          1.187                --
                                                       2005      0.976          1.030                --

  LMPVPI Total Return Subaccount (Class II) (8/03)...  2006      1.183          1.298           111,012
                                                       2005      1.176          1.183           105,608
                                                       2004      1.109          1.176            39,985
                                                       2003      1.000          1.109                --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.424          1.542           202,829
                                                       2005      1.329          1.424           219,097
                                                       2004      1.250          1.329           193,584
                                                       2003      1.000          1.250                --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (4/06)...................................  2006      0.994          1.003           167,163

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      0.988          1.006         2,500,334

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.047           452,232

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.982          0.988                --
                                                       2005      0.977          0.982         1,775,830
                                                       2004      0.989          0.977         1,517,985
                                                       2003      1.000          0.989           212,768

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (9/03)............................  2006      1.310          1.366                --
                                                       2005      1.278          1.310           200,351
                                                       2004      1.227          1.278           143,986
                                                       2003      1.000          1.227                --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (8/03)............................  2006      1.821          1.978                --
                                                       2005      1.634          1.821           285,314
                                                       2004      1.406          1.634           257,164
                                                       2003      1.000          1.406                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (11/03)............................................  2006      0.992          1.000           392,003
                                                       2005      0.997          0.992           394,964
                                                       2004      0.991          0.997           378,667
                                                       2003      1.000          0.991                --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (5/04).............................................  2006      0.985          1.100                --
                                                       2005      0.996          0.985           155,349
                                                       2004      0.969          0.996           151,439

  Pioneer Balanced VCT Subaccount (Class II)
  (10/03)............................................  2006      1.144          1.209                --
                                                       2005      1.129          1.144           113,260
                                                       2004      1.105          1.129            56,396
                                                       2003      1.000          1.105                --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (4/05).............................................  2006      1.080          1.236           115,738
                                                       2005      0.994          1.080           120,069

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (9/03).............................................  2006      2.344          3.104           186,862
                                                       2005      1.743          2.344           238,202
                                                       2004      1.503          1.743           221,462
                                                       2003      1.000          1.503                --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.402          1.674           212,530
                                                       2005      1.360          1.402           242,595
                                                       2004      1.199          1.360           206,715
                                                       2003      1.000          1.199                --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (5/05).........................................  2006      1.059          1.234             5,287
                                                       2005      0.986          1.059                --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.554          1.961                --
                                                       2005      1.475          1.554            60,287
                                                       2004      1.277          1.475            57,687
                                                       2003      1.000          1.277                --

  Pioneer Fund VCT Subaccount (Class II) (8/03)......  2006      1.354          1.540           419,865
                                                       2005      1.308          1.354           486,353
                                                       2004      1.207          1.308           447,061
                                                       2003      1.000          1.207                --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (4/05).............................................  2006      1.035          1.133            21,947
                                                       2005      0.998          1.035            17,916

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Growth Shares VCT Subaccount (Class II)
  (9/03).............................................  2006      1.203          1.282            46,326
                                                       2005      1.193          1.203            47,528
                                                       2004      1.148          1.193            28,890
                                                       2003      1.000          1.148                --

  Pioneer High Yield VCT Subaccount (Class II)
  (8/03).............................................  2006      1.200          1.270           417,018
                                                       2005      1.208          1.200           439,689
                                                       2004      1.147          1.208           391,936
                                                       2003      1.000          1.147                --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (4/05).......................  2006      1.079          1.206            16,710
                                                       2005      1.003          1.079            16,060

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.059          1.166            34,408
                                                       2005      0.995          1.059            34,416

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.044          1.129           205,691
                                                       2005      0.992          1.044            87,625

  Pioneer International Value VCT Subaccount (Class
  II) (9/03).........................................  2006      1.672          2.003           177,208
                                                       2005      1.485          1.672           140,050
                                                       2004      1.283          1.485           154,680
                                                       2003      1.000          1.283                --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.649          1.809           141,261
                                                       2005      1.567          1.649           155,327
                                                       2004      1.317          1.567           104,871
                                                       2003      1.000          1.317             2,410

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.151          1.157           427,698
                                                       2005      1.089          1.151           418,063
                                                       2004      1.020          1.089           226,868

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (7/03).........................................  2006      1.864          2.486           132,448
                                                       2005      1.660          1.864           143,443
                                                       2004      1.255          1.660           118,824
                                                       2003      1.000          1.255                --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (4/04)..................................  2006      1.091          1.150           108,257
                                                       2005      1.067          1.091           117,618
                                                       2004      1.069          1.067           103,436

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.715          1.913           139,178
                                                       2005      1.579          1.715           108,633
                                                       2004      1.348          1.579            67,040
                                                       2003      1.000          1.348             2,360

  Pioneer Small Company VCT Subaccount (Class II)
  (8/03).............................................  2006      1.406          1.488                --
                                                       2005      1.415          1.406            39,375
                                                       2004      1.279          1.415            27,370
                                                       2003      1.000          1.279                --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (7/03).............................................  2006      1.166          1.211           909,729
                                                       2005      1.165          1.166           990,538
                                                       2004      1.084          1.165           890,221
                                                       2003      1.000          1.084                --

  Pioneer Value VCT Subaccount (Class II) (9/03).....  2006      1.320          1.485           367,910
                                                       2005      1.291          1.320           412,353
                                                       2004      1.186          1.291           440,802
                                                       2003      1.000          1.186                --




                         SEPARATE ACCOUNT CHARGES 2.35%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.125          1.166                 --
                                                       2005      1.061          1.125                 --
                                                       2004      1.000          1.061                 --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (8/03).............................................  2006      1.153          1.250                 --
                                                       2005      1.100          1.153                 --
                                                       2004      1.000          1.100                 --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (7/03)........................  2006      1.099          1.257                 --
                                                       2005      1.087          1.099                 --
                                                       2004      1.000          1.087                 --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (9/03)........................  2006      1.132          1.202                 --
                                                       2005      1.106          1.132                 --
                                                       2004      1.000          1.106                 --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.240          1.471                 --
                                                       2005      1.152          1.240                 --
                                                       2004      1.000          1.152                 --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.030          1.185                 --
                                                       2005      0.976          1.030                 --

  LMPVPI Total Return Subaccount (Class II) (8/03)...  2006      1.050          1.151            121,906
                                                       2005      1.044          1.050                 --
                                                       2004      1.000          1.044                 --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.110          1.201                 --
                                                       2005      1.036          1.110                 --
                                                       2004      1.000          1.036                 --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (4/06)...................................  2006      0.994          1.003                 --

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.001          1.019          2,079,223

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.046                 --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.995          1.001                 --
                                                       2005      0.990          0.995                 --
                                                       2004      1.000          0.990                 --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (9/03)............................  2006      1.090          1.136                 --
                                                       2005      1.064          1.090                 --
                                                       2004      1.000          1.064                 --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (8/03)............................  2006      1.296          1.408                 --
                                                       2005      1.164          1.296                 --
                                                       2004      1.000          1.164                 --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (11/03)............................................  2006      0.986          0.993             80,942
                                                       2005      0.991          0.986                 --
                                                       2004      1.000          0.991                 --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer AmPac Growth VCT Subaccount (Class II)
  (5/04).............................................  2006      0.984          1.099                 --
                                                       2005      0.995          0.984                 --
                                                       2004      0.969          0.995                 --

  Pioneer Balanced VCT Subaccount (Class II)
  (10/03)............................................  2006      1.033          1.091                 --
                                                       2005      1.019          1.033                 --
                                                       2004      1.000          1.019                 --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (4/05).............................................  2006      1.079          1.235                 --
                                                       2005      0.994          1.079                 --

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (9/03).............................................  2006      1.534          2.031                 --
                                                       2005      1.142          1.534                 --
                                                       2004      1.000          1.142                 --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.166          1.391                 --
                                                       2005      1.131          1.166                 --
                                                       2004      1.000          1.131                 --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (5/05).........................................  2006      1.058          1.233                 --
                                                       2005      0.986          1.058                 --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.254          1.582                 --
                                                       2005      1.191          1.254                 --
                                                       2004      1.000          1.191                 --

  Pioneer Fund VCT Subaccount (Class II) (8/03)......  2006      1.141          1.297                 --
                                                       2005      1.102          1.141                 --
                                                       2004      1.000          1.102                 --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (4/05).............................................  2006      1.034          1.132            586,722
                                                       2005      0.998          1.034                 --

  Pioneer Growth Shares VCT Subaccount (Class II)
  (9/03).............................................  2006      1.067          1.137                 --
                                                       2005      1.059          1.067                 --
                                                       2004      1.000          1.059                 --

  Pioneer High Yield VCT Subaccount (Class II)
  (8/03).............................................  2006      1.023          1.082            310,741
                                                       2005      1.030          1.023                 --
                                                       2004      1.000          1.030                 --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (4/05).......................  2006      1.078          1.205                 --
                                                       2005      1.003          1.078                 --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.058          1.165         15,695,917
                                                       2005      0.995          1.058                 --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.044          1.128          7,858,842
                                                       2005      0.992          1.044                 --

  Pioneer International Value VCT Subaccount (Class
  II) (9/03).........................................  2006      1.326          1.588                 --
                                                       2005      1.179          1.326                 --
                                                       2004      1.000          1.179                 --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.229          1.348                 --
                                                       2005      1.169          1.229                 --
                                                       2004      1.000          1.169                 --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.150          1.155                 --
                                                       2005      1.088          1.150                 --
                                                       2004      1.020          1.088                 --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (7/03).........................................  2006      1.391          1.854                 --
                                                       2005      1.239          1.391                 --
                                                       2004      1.000          1.239                 --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (4/04)..................................  2006      1.090          1.148                 --
                                                       2005      1.067          1.090                 --
                                                       2004      1.069          1.067                 --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.233          1.374                 --
                                                       2005      1.136          1.233                 --
                                                       2004      1.000          1.136                 --

  Pioneer Small Company VCT Subaccount (Class II)
  (8/03).............................................  2006      1.081          1.144                 --
                                                       2005      1.088          1.081                 --
                                                       2004      1.000          1.088                 --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (7/03).............................................  2006      1.058          1.098            382,135
                                                       2005      1.057          1.058                 --
                                                       2004      1.000          1.057                 --

  Pioneer Value VCT Subaccount (Class II) (9/03).....  2006      1.111          1.249                 --
                                                       2005      1.087          1.111                 --
                                                       2004      1.000          1.087                 --

                         SEPARATE ACCOUNT CHARGES 2.40%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.118          1.158            44,643
                                                       2005      1.054          1.118            23,388
                                                       2004      1.000          1.054                --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (8/03).............................................  2006      1.115          1.209            95,898
                                                       2005      1.065          1.115            39,201
                                                       2004      1.000          1.065                --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (7/03)........................  2006      1.083          1.238           136,698
                                                       2005      1.072          1.083            94,472
                                                       2004      1.000          1.072                --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (9/03)........................  2006      1.110          1.178           137,359
                                                       2005      1.085          1.110            76,638
                                                       2004      1.000          1.085                --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.243          1.474           267,223
                                                       2005      1.156          1.243           187,867
                                                       2004      1.000          1.156                --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.029          1.184                --
                                                       2005      0.976          1.029                --

  LMPVPI Total Return Subaccount (Class II) (8/03)...  2006      1.059          1.161           198,392
                                                       2005      1.053          1.059            34,644
                                                       2004      1.000          1.053                --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.127          1.218            65,272
                                                       2005      1.052          1.127            40,456
                                                       2004      1.000          1.052                --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (4/06)...................................  2006      0.994          1.002            86,767

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.005          1.022           482,527

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.046           153,480

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.998          1.005                --
                                                       2005      0.994          0.998           458,511
                                                       2004      1.000          0.994           122,820

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (9/03)............................  2006      1.071          1.117                --
                                                       2005      1.047          1.071            46,625
                                                       2004      1.000          1.047                --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (8/03)............................  2006      1.301          1.413                --
                                                       2005      1.169          1.301            55,138
                                                       2004      1.000          1.169             2,321

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (11/03)............................................  2006      1.026          1.033            63,531
                                                       2005      1.032          1.026            78,599
                                                       2004      1.000          1.032                --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (5/04).............................................  2006      0.980          1.094                --
                                                       2005      0.992          0.980            15,212
                                                       2004      1.000          0.992                --

  Pioneer Balanced VCT Subaccount (Class II)
  (10/03)............................................  2006      1.039          1.097                --
                                                       2005      1.026          1.039            22,643
                                                       2004      1.000          1.026                --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (4/05).............................................  2006      1.079          1.234           125,902
                                                       2005      0.994          1.079            59,343

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (9/03).............................................  2006      1.740          2.302           149,075
                                                       2005      1.295          1.740            47,247
                                                       2004      1.000          1.295                --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.159          1.382            59,784
                                                       2005      1.125          1.159            15,320
                                                       2004      1.000          1.125                --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (5/05).........................................  2006      1.058          1.232            22,468
                                                       2005      0.986          1.058             6,416

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.239          1.562                --
                                                       2005      1.177          1.239             3,465
                                                       2004      1.000          1.177                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Fund VCT Subaccount (Class II) (8/03)......  2006      1.128          1.281            70,914
                                                       2005      1.090          1.128            58,049
                                                       2004      1.000          1.090                --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (4/05).............................................  2006      1.034          1.131           109,911
                                                       2005      0.998          1.034            52,770

  Pioneer Growth Shares VCT Subaccount (Class II)
  (9/03).............................................  2006      1.089          1.159            74,435
                                                       2005      1.081          1.089            32,329
                                                       2004      1.000          1.081                --

  Pioneer High Yield VCT Subaccount (Class II)
  (8/03).............................................  2006      1.077          1.138           335,452
                                                       2005      1.085          1.077            57,814
                                                       2004      1.000          1.085                --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (4/05).......................  2006      1.078          1.204             6,528
                                                       2005      1.003          1.078             6,528

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.058          1.164         1,553,230
                                                       2005      0.995          1.058           479,159

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.043          1.127         1,224,229
                                                       2005      0.992          1.043           117,343

  Pioneer International Value VCT Subaccount (Class
  II) (9/03).........................................  2006      1.316          1.575            76,268
                                                       2005      1.170          1.316            11,665
                                                       2004      1.000          1.170                --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.202          1.317           101,983
                                                       2005      1.143          1.202            75,530
                                                       2004      1.000          1.143             5,968

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.130          1.134           188,054
                                                       2005      1.070          1.130            87,350
                                                       2004      1.000          1.070             6,264

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (7/03).........................................  2006      1.467          1.954           102,400
                                                       2005      1.308          1.467            22,459
                                                       2004      1.000          1.308                --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (4/04)..................................  2006      1.032          1.086            53,038
                                                       2005      1.010          1.032            20,729
                                                       2004      1.000          1.010             5,339

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.251          1.395            57,149
                                                       2005      1.154          1.251            17,922
                                                       2004      1.000          1.154                --

  Pioneer Small Company VCT Subaccount (Class II)
  (8/03).............................................  2006      1.099          1.164                --
                                                       2005      1.108          1.099             8,302
                                                       2004      1.000          1.108                --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (7/03).............................................  2006      1.099          1.140           123,457
                                                       2005      1.098          1.099           101,278
                                                       2004      1.000          1.098             3,638

  Pioneer Value VCT Subaccount (Class II) (9/03).....  2006      1.110          1.247            73,279
                                                       2005      1.086          1.110            70,137
                                                       2004      1.000          1.086                --




                         SEPARATE ACCOUNT CHARGES 2.50%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.337          1.383            21,724
                                                       2005      1.263          1.337            19,215
                                                       2004      1.217          1.263            16,168
                                                       2003      1.000          1.217                --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (8/03).............................................  2006      1.433          1.551             5,688
                                                       2005      1.370          1.433             4,619
                                                       2004      1.237          1.370             3,183
                                                       2003      1.000          1.237                --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (7/03)........................  2006      1.319          1.507            14,448
                                                       2005      1.308          1.319            15,015
                                                       2004      1.208          1.308            14,695
                                                       2003      1.000          1.208                --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (9/03)........................  2006      1.474          1.563            13,914
                                                       2005      1.442          1.474            12,606
                                                       2004      1.326          1.442            10,525
                                                       2003      1.000          1.326                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.652          1.957            26,014
                                                       2005      1.537          1.652            24,110
                                                       2004      1.330          1.537            19,494
                                                       2003      1.000          1.330                --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.028          1.182                --
                                                       2005      0.975          1.028                --

  LMPVPI Total Return Subaccount (Class II) (8/03)...  2006      1.177          1.289            14,627
                                                       2005      1.172          1.177            12,393
                                                       2004      1.108          1.172             8,916
                                                       2003      1.000          1.108                --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.417          1.530            16,420
                                                       2005      1.325          1.417            15,191
                                                       2004      1.249          1.325            18,591
                                                       2003      1.000          1.249                --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (4/06)...................................  2006      0.994          1.002            11,343

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      0.982          0.999            95,714

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.045            31,104

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.977          0.982                --
                                                       2005      0.973          0.977           252,478
                                                       2004      0.988          0.973           275,155
                                                       2003      1.000          0.988                --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (9/03)............................  2006      1.303          1.358                --
                                                       2005      1.274          1.303             7,447
                                                       2004      1.225          1.274             8,271
                                                       2003      1.000          1.225                --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (8/03)............................  2006      1.811          1.966                --
                                                       2005      1.628          1.811            16,318
                                                       2004      1.404          1.628            16,442
                                                       2003      1.000          1.404                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (11/03)............................................  2006      0.987          0.993            19,714
                                                       2005      0.994          0.987            19,355
                                                       2004      0.989          0.994            19,893
                                                       2003      1.000          0.989                --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (5/04).............................................  2006      0.981          1.094                --
                                                       2005      0.994          0.981                --
                                                       2004      0.969          0.994             4,896

  Pioneer Balanced VCT Subaccount (Class II)
  (10/03)............................................  2006      1.138          1.201                --
                                                       2005      1.125          1.138             3,764
                                                       2004      1.103          1.125             3,766
                                                       2003      1.000          1.103                --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (4/05).............................................  2006      1.078          1.232                --
                                                       2005      0.994          1.078                --

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (9/03).............................................  2006      2.331          3.081            14,184
                                                       2005      1.737          2.331            13,163
                                                       2004      1.501          1.737            15,206
                                                       2003      1.000          1.501                --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.395          1.661             1,913
                                                       2005      1.355          1.395             2,073
                                                       2004      1.197          1.355             9,677
                                                       2003      1.000          1.197                --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (5/05).........................................  2006      1.057          1.230                --
                                                       2005      0.986          1.057                --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.546          1.947                --
                                                       2005      1.470          1.546                --
                                                       2004      1.275          1.470             5,245
                                                       2003      1.000          1.275                --

  Pioneer Fund VCT Subaccount (Class II) (8/03)......  2006      1.347          1.529            43,501
                                                       2005      1.304          1.347            40,763
                                                       2004      1.205          1.304            36,417
                                                       2003      1.000          1.205                --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (4/05).............................................  2006      1.033          1.129            27,587
                                                       2005      0.998          1.033                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Growth Shares VCT Subaccount (Class II)
  (9/03).............................................  2006      1.197          1.273            13,187
                                                       2005      1.189          1.197            10,629
                                                       2004      1.146          1.189             7,375
                                                       2003      1.000          1.146                --

  Pioneer High Yield VCT Subaccount (Class II)
  (8/03).............................................  2006      1.194          1.260            47,787
                                                       2005      1.204          1.194            34,918
                                                       2004      1.145          1.204            33,179
                                                       2003      1.000          1.145                --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (4/05).......................  2006      1.077          1.202                --
                                                       2005      1.003          1.077                --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.057          1.162         3,667,588
                                                       2005      0.995          1.057                --

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.043          1.125           480,637
                                                       2005      0.992          1.043                --

  Pioneer International Value VCT Subaccount (Class
  II) (9/03).........................................  2006      1.663          1.989             3,896
                                                       2005      1.480          1.663             4,250
                                                       2004      1.282          1.480             4,585
                                                       2003      1.000          1.282                --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.640          1.796            21,987
                                                       2005      1.562          1.640            20,232
                                                       2004      1.315          1.562            19,694
                                                       2003      1.000          1.315                --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.147          1.150            17,512
                                                       2005      1.087          1.147            16,261
                                                       2004      1.020          1.087            24,687

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (7/03).........................................  2006      1.854          2.468                --
                                                       2005      1.655          1.854                --
                                                       2004      1.253          1.655                --
                                                       2003      1.000          1.253                --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (4/04)..................................  2006      1.087          1.143                --
                                                       2005      1.066          1.087                --
                                                       2004      1.069          1.066                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.706          1.899             5,509
                                                       2005      1.574          1.706             3,735
                                                       2004      1.346          1.574             2,473
                                                       2003      1.000          1.346                --

  Pioneer Small Company VCT Subaccount (Class II)
  (8/03).............................................  2006      1.398          1.479                --
                                                       2005      1.410          1.398             1,425
                                                       2004      1.277          1.410                --
                                                       2003      1.000          1.277                --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (7/03).............................................  2006      1.160          1.202            27,133
                                                       2005      1.161          1.160            22,403
                                                       2004      1.082          1.161            45,232
                                                       2003      1.000          1.082                --

  Pioneer Value VCT Subaccount (Class II) (9/03).....  2006      1.313          1.474            23,826
                                                       2005      1.287          1.313            21,722
                                                       2004      1.184          1.287            20,017
                                                       2003      1.000          1.184                --




                         SEPARATE ACCOUNT CHARGES 2.55%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.074          1.111                --
                                                       2005      1.000          1.074                --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (8/03).............................................  2006      1.047          1.132                --
                                                       2005      1.000          1.047                --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (7/03)........................  2006      1.011          1.155                --
                                                       2005      1.000          1.011                --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (9/03)........................  2006      1.049          1.111                --
                                                       2005      1.000          1.049                --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.068          1.265                --
                                                       2005      1.000          1.068                --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.028          1.181                --
                                                       2005      0.975          1.028                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Total Return Subaccount (Class II) (8/03)...  2006      1.010          1.106                --
                                                       2005      1.000          1.010                --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.084          1.170                --
                                                       2005      1.000          1.084                --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (4/06)...................................  2006      0.994          1.001                --

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.009          1.026           671,697

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.045                --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      1.004          1.009                --
                                                       2005      1.000          1.004                --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (9/03)............................  2006      1.037          1.080                --
                                                       2005      1.000          1.037                --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (8/03)............................  2006      1.140          1.237                --
                                                       2005      1.000          1.140                --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (11/03)............................................  2006      0.988          0.993                --
                                                       2005      1.000          0.988                --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (5/04).............................................  2006      0.987          1.100                --
                                                       2005      1.000          0.987                --

  Pioneer Balanced VCT Subaccount (Class II)
  (10/03)............................................  2006      1.009          1.064                --
                                                       2005      1.000          1.009                --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (4/05).............................................  2006      1.077          1.230                --
                                                       2005      0.994          1.077                --

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (9/03).............................................  2006      1.289          1.702                --
                                                       2005      1.000          1.289                --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.024          1.219                --
                                                       2005      1.000          1.024                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (5/05).........................................  2006      1.057          1.229                --
                                                       2005      0.986          1.057                --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.035          1.302                --
                                                       2005      1.000          1.035                --

  Pioneer Fund VCT Subaccount (Class II) (8/03)......  2006      1.042          1.182                --
                                                       2005      1.000          1.042                --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (4/05).............................................  2006      1.033          1.128            19,795
                                                       2005      0.998          1.033                --

  Pioneer Growth Shares VCT Subaccount (Class II)
  (9/03).............................................  2006      1.016          1.080                --
                                                       2005      1.000          1.016                --

  Pioneer High Yield VCT Subaccount (Class II)
  (8/03).............................................  2006      0.989          1.044            21,239
                                                       2005      1.000          0.989                --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (4/05).......................  2006      1.076          1.201                --
                                                       2005      1.003          1.076                --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.057          1.161         2,149,088
                                                       2005      0.995          1.057                --

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.042          1.124         1,231,498
                                                       2005      0.992          1.042                --

  Pioneer International Value VCT Subaccount (Class
  II) (9/03).........................................  2006      1.121          1.340                --
                                                       2005      1.000          1.121                --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.054          1.154                --
                                                       2005      1.000          1.054                --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.090          1.093                --
                                                       2005      1.000          1.090                --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (7/03).........................................  2006      1.173          1.560                --
                                                       2005      1.000          1.173                --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (4/04)..................................  2006      1.012          1.064                --
                                                       2005      1.000          1.012                --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.101          1.225                --
                                                       2005      1.000          1.101                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Small Company VCT Subaccount (Class II)
  (8/03).............................................  2006      1.024          1.084                --
                                                       2005      1.000          1.024                --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (7/03).............................................  2006      0.995          1.030            21,241
                                                       2005      1.000          0.995                --

  Pioneer Value VCT Subaccount (Class II) (9/03).....  2006      1.020          1.144                --
                                                       2005      1.000          1.020                --




                         SEPARATE ACCOUNT CHARGES 2.60%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.114          1.152           10,810
                                                       2005      1.053          1.114            9,741
                                                       2004      1.000          1.053            4,791

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (8/03).............................................  2006      1.112          1.203            3,004
                                                       2005      1.064          1.112            2,451
                                                       2004      1.000          1.064               --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (7/03)........................  2006      1.079          1.232           18,008
                                                       2005      1.071          1.079            6,434
                                                       2004      1.000          1.071               --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (9/03)........................  2006      1.106          1.172            5,890
                                                       2005      1.083          1.106            4,777
                                                       2004      1.000          1.083            4,717

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.239          1.467          114,538
                                                       2005      1.154          1.239          104,324
                                                       2004      1.000          1.154            4,481

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.027          1.180              784
                                                       2005      0.975          1.027              786

  LMPVPI Total Return Subaccount (Class II) (8/03)...  2006      1.056          1.155           13,180
                                                       2005      1.052          1.056            2,987
                                                       2004      1.000          1.052               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.123          1.212           23,009
                                                       2005      1.051          1.123           22,912
                                                       2004      1.000          1.051            4,861

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (4/06)...................................  2006      0.994          1.001          118,245

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.001          1.016           18,076

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.045          154,708

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.995          1.001               --
                                                       2005      0.993          0.995           83,882
                                                       2004      1.000          0.993            2,496

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (9/03)............................  2006      1.068          1.113               --
                                                       2005      1.045          1.068          105,674
                                                       2004      1.000          1.045               --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (8/03)............................  2006      1.297          1.408               --
                                                       2005      1.167          1.297          109,344
                                                       2004      1.000          1.167               --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (11/03)............................................  2006      1.023          1.028           12,117
                                                       2005      1.031          1.023           10,977
                                                       2004      1.000          1.031               --

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (5/04).............................................  2006      0.977          1.088               --
                                                       2005      0.991          0.977            2,400
                                                       2004      1.000          0.991               --

  Pioneer Balanced VCT Subaccount (Class II)
  (10/03)............................................  2006      1.035          1.091               --
                                                       2005      1.025          1.035               --
                                                       2004      1.000          1.025               --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (4/05).............................................  2006      1.077          1.229           37,456
                                                       2005      0.994          1.077           25,273

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Emerging Markets VCT Subaccount (Class II)
  (9/03).............................................  2006      1.734          2.290          132,746
                                                       2005      1.294          1.734           78,600
                                                       2004      1.000          1.294            4,136

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.155          1.375           12,608
                                                       2005      1.124          1.155            1,859
                                                       2004      1.000          1.124               --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (5/05).........................................  2006      1.056          1.228              480
                                                       2005      0.986          1.056               --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.235          1.554               --
                                                       2005      1.176          1.235               --
                                                       2004      1.000          1.176               --

  Pioneer Fund VCT Subaccount (Class II) (8/03)......  2006      1.124          1.274           16,484
                                                       2005      1.089          1.124           16,935
                                                       2004      1.000          1.089            6,968

  Pioneer Global High Yield VCT Subaccount (Class II)
  (4/05).............................................  2006      1.032          1.127           19,416
                                                       2005      0.998          1.032           18,915

  Pioneer Growth Shares VCT Subaccount (Class II)
  (9/03).............................................  2006      1.086          1.153          102,320
                                                       2005      1.080          1.086          101,352
                                                       2004      1.000          1.080               --

  Pioneer High Yield VCT Subaccount (Class II)
  (8/03).............................................  2006      1.074          1.132           13,431
                                                       2005      1.084          1.074            2,754
                                                       2004      1.000          1.084               --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (4/05).......................  2006      1.076          1.200               --
                                                       2005      1.003          1.076               --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.056          1.160            9,704
                                                       2005      0.995          1.056               --

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.042          1.123           30,068
                                                       2005      0.992          1.042               --

  Pioneer International Value VCT Subaccount (Class
  II) (9/03).........................................  2006      1.312          1.567            9,727
                                                       2005      1.169          1.312            4,720
                                                       2004      1.000          1.169               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.198          1.310          103,787
                                                       2005      1.142          1.198           90,922
                                                       2004      1.000          1.142               --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.127          1.128          117,048
                                                       2005      1.069          1.127          114,298
                                                       2004      1.000          1.069               --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (7/03).........................................  2006      1.462          1.945           85,572
                                                       2005      1.306          1.462           77,752
                                                       2004      1.000          1.306               --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (4/04)..................................  2006      1.029          1.081          115,572
                                                       2005      1.009          1.029          105,396
                                                       2004      1.000          1.009               --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.248          1.388          106,913
                                                       2005      1.152          1.248           56,448
                                                       2004      1.000          1.152               --

  Pioneer Small Company VCT Subaccount (Class II)
  (8/03).............................................  2006      1.096          1.159               --
                                                       2005      1.106          1.096           49,716
                                                       2004      1.000          1.106               --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (7/03).............................................  2006      1.095          1.134           26,499
                                                       2005      1.097          1.095           25,896
                                                       2004      1.000          1.097            6,826

  Pioneer Value VCT Subaccount (Class II) (9/03).....  2006      1.106          1.240           12,208
                                                       2005      1.085          1.106           12,260
                                                       2004      1.000          1.085            7,012




                         SEPARATE ACCOUNT CHARGES 2.70%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.000          0.987               --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (8/03).............................................  2006      1.000          1.038               --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (7/03)........................  2006      1.000          1.109               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (9/03)........................  2006      1.000          0.995               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.000          1.135               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.000          1.104               --

  LMPVPI Total Return Subaccount (Class II) (8/03)...  2006      1.000          1.069           23,415

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.026               --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (4/06)...................................  2006      0.994          1.000               --

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.004          1.019            5,080

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.044               --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      1.000          1.004               --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (9/03)............................  2006      1.000          1.005               --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (8/03)............................  2006      1.000          1.034               --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (11/03)............................................  2006      1.000          1.007           24,759

  Pioneer AmPac Growth VCT Subaccount (Class II)
  (5/04).............................................  2006      1.000          1.086               --

  Pioneer Balanced VCT Subaccount (Class II)
  (10/03)............................................  2006      1.000          1.032               --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (4/05).............................................  2006      1.000          1.102               --

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.182               --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.152               --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (5/05).........................................  2006      1.000          1.108               --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.000          1.192               --

  Pioneer Fund VCT Subaccount (Class II) (8/03)......  2006      1.000          1.101               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Global High Yield VCT Subaccount (Class II)
  (4/05).............................................  2006      1.000          1.075           35,373

  Pioneer Growth Shares VCT Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.056               --

  Pioneer High Yield VCT Subaccount (Class II)
  (8/03).............................................  2006      1.000          1.045           17,093

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (4/05).......................  2006      1.000          1.072               --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.000          1.062          195,983

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.000          1.051          318,536

  Pioneer International Value VCT Subaccount (Class
  II) (9/03).........................................  2006      1.000          1.124               --

  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.066               --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.000          0.984               --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (7/03).........................................  2006      1.000          1.247               --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (4/04)..................................  2006      1.000          1.005               --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.000          1.037               --

  Pioneer Small Company VCT Subaccount (Class II)
  (8/03).............................................  2006      1.000          0.986               --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (7/03).............................................  2006      1.000          1.030            5,158

  Pioneer Value VCT Subaccount (Class II) (9/03).....  2006      1.000          1.082               --




                         SEPARATE ACCOUNT CHARGES 2.75%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Capital Appreciation Subaccount (Series
  II) (9/03).........................................  2006      1.072          1.107               --
                                                       2005      1.000          1.072               --

  AIM V.I. Mid Cap Core Equity Subaccount (Series II)
  (8/03).............................................  2006      1.045          1.128               --
                                                       2005      1.000          1.045               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Franklin Templeton Variable Insurance Products Trust
  FTVIPT Franklin Rising Dividends Securities
  Subaccount (Class 2) (7/03)........................  2006      1.010          1.151               --
                                                       2005      1.000          1.010               --

  FTVIPT Franklin Small-Mid Cap Growth Securities
  Subaccount (Class 2) (9/03)........................  2006      1.047          1.107               --
                                                       2005      1.000          1.047               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.067          1.260               --
                                                       2005      1.000          1.067               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class II) (4/05)........  2006      1.026          1.177               --
                                                       2005      0.975          1.026               --

  LMPVPI Total Return Subaccount (Class II) (8/03)...  2006      1.009          1.102               --
                                                       2005      1.000          1.009               --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class II)
  (9/03).............................................  2006      1.082          1.166               --
                                                       2005      1.000          1.082               --

Met Investors Series Trust
  MIST Oppenheimer Capital Appreciation Subaccount
  (Class B) (4/06)...................................  2006      0.994          1.000               --

Metropolitan Series Fund, Inc.
  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.007          1.022               --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.044               --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      1.002          1.007               --
                                                       2005      1.000          1.002               --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Subaccount/VA
  (Service Shares) (9/03)............................  2006      1.035          1.078               --
                                                       2005      1.000          1.035               --

  Oppenheimer Global Securities Subaccount/VA
  (Service Shares) (8/03)............................  2006      1.138          1.234               --
                                                       2005      1.000          1.138               --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Subaccount (Class II)
  (11/03)............................................  2006      0.986          0.990               --
                                                       2005      1.000          0.986               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer AmPac Growth VCT Subaccount (Class II)
  (5/04).............................................  2006      0.985          1.096               --
                                                       2005      1.000          0.985               --

  Pioneer Balanced VCT Subaccount (Class II)
  (10/03)............................................  2006      1.008          1.060               --
                                                       2005      1.000          1.008               --

  Pioneer Cullen Value VCT Subaccount (Class II)
  (4/05).............................................  2006      1.076          1.226               --
                                                       2005      0.994          1.076               --

  Pioneer Emerging Markets VCT Subaccount (Class II)
  (9/03).............................................  2006      1.286          1.696               --
                                                       2005      1.000          1.286               --

  Pioneer Equity Income VCT Subaccount (Class II)
  (9/03).............................................  2006      1.022          1.215               --
                                                       2005      1.000          1.022               --

  Pioneer Equity Opportunity VCT Subaccount (Class
  II) (5/05).........................................  2006      1.055          1.224               --
                                                       2005      0.985          1.055               --

  Pioneer Europe VCT Subaccount (Class II) (9/03)....  2006      1.033          1.298               --
                                                       2005      1.000          1.033               --

  Pioneer Fund VCT Subaccount (Class II) (8/03)......  2006      1.040          1.177               --
                                                       2005      1.000          1.040               --

  Pioneer Global High Yield VCT Subaccount (Class II)
  (4/05).............................................  2006      1.031          1.124           19,249
                                                       2005      0.998          1.031               --

  Pioneer Growth Shares VCT Subaccount (Class II)
  (9/03).............................................  2006      1.015          1.076               --
                                                       2005      1.000          1.015               --

  Pioneer High Yield VCT Subaccount (Class II)
  (8/03).............................................  2006      0.987          1.040               --
                                                       2005      1.000          0.987               --

  Pioneer Ibbotson Aggressive Allocation VCT
  Subaccount (Class II) (4/05).......................  2006      1.075          1.197               --
                                                       2005      1.003          1.075               --

  Pioneer Ibbotson Growth Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.055          1.157          342,892
                                                       2005      0.995          1.055               --

  Pioneer Ibbotson Moderate Allocation VCT Subaccount
  (Class II) (4/05)..................................  2006      1.041          1.120               --
                                                       2005      0.992          1.041               --

  Pioneer International Value VCT Subaccount (Class
  II) (9/03).........................................  2006      1.119          1.335               --
                                                       2005      1.000          1.119               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Pioneer Mid Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.053          1.150               --
                                                       2005      1.000          1.053               --

  Pioneer Oak Ridge Large Cap Growth VCT Subaccount
  (Class II) (5/04)..................................  2006      1.088          1.089               --
                                                       2005      1.000          1.088               --

  Pioneer Real Estate Shares VCT Subaccount (Class
  II) (7/03).........................................  2006      1.171          1.554               --
                                                       2005      1.000          1.171               --

  Pioneer Small and Mid Cap Growth VCT Subaccount
  (Class II) (4/04)..................................  2006      1.010          1.060               --
                                                       2005      1.000          1.010               --

  Pioneer Small Cap Value VCT Subaccount (Class II)
  (9/03).............................................  2006      1.099          1.220               --
                                                       2005      1.000          1.099               --

  Pioneer Small Company VCT Subaccount (Class II)
  (8/03).............................................  2006      1.023          1.081               --
                                                       2005      1.000          1.023               --

  Pioneer Strategic Income VCT Subaccount (Class II)
  (7/03).............................................  2006      0.993          1.026               --
                                                       2005      1.000          0.993               --

  Pioneer Value VCT Subaccount (Class II) (9/03).....  2006      1.018          1.140               --
                                                       2005      1.000          1.018               --




The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006.

Number of Units Outstanding at End of Year may include units for Contract Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see
Appendix            for more information on Variable Funding Option name
changes, mergers and substitutions.

Effective on or about 05/01/2006, Money Market Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Money Market Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Oppenheimer Variable Account Funds-Oppenheimer Capital Appreciation Fund/VA was replaced by Met Investors Series Trust-Oppenheimer Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Oppenheimer Variable Account Funds-Oppenheimer Global Securities Fund/VA was replaced by Metropolitan Series Fund, Inc.- Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 05/24/2006, Pioneer Variable Contracts Trust-Pioneer Small Company VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer Small Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 12/18/2006, Pioneer Variable Contracts Trust-Pioneer AmPac Growth VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer Oak Ridge Large Cap Growth VCT Portfolio and is no longer available as a funding option.

Effective on or about 12/18/2006, Pioneer Variable Contracts Trust-Pioneer Balanced VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer Ibbotson Moderate Allocation VCT Portfolio and is no longer available as a funding option.

Effective on or about 12/18/2006, Pioneer Variable Contracts Trust-Pioneer Europe VCT Portfolio merged into Pioneer Variable Contracts Trust-Pioneer International Value VCT Portfolio and is no longer available as a funding option.

                            PORTFOLIO ARCHITECT PLUS
                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

The following tables provide the Accumulation Unit Values information for the *mid-range* combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.

                         SEPARATE ACCOUNT CHARGES 1.70%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (6/03)...................................  2006      1.378          1.346                --
                                                       2005      1.220          1.378           214,023
                                                       2004      1.145          1.220           126,144
                                                       2003      1.000          1.145                --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03).............................................  2006      1.650          1.954           705,387
                                                       2005      1.471          1.650           634,164
                                                       2004      1.319          1.471           189,860
                                                       2003      1.000          1.319            11,044

  American Funds Growth Subaccount (Class 2) (6/03)..  2006      1.589          1.722         1,773,855
                                                       2005      1.391          1.589         1,677,478
                                                       2004      1.258          1.391           731,466
                                                       2003      1.000          1.258            38,751

  American Funds Growth-Income Subaccount (Class 2)
  (6/03).............................................  2006      1.418          1.606         1,153,381
                                                       2005      1.362          1.418         1,169,363
                                                       2004      1.256          1.362           496,368
                                                       2003      1.000          1.256            46,149

Capital Appreciation Fund
  Capital Appreciation Fund (8/03)...................  2006      1.660          1.642                --
                                                       2005      1.428          1.660           363,973
                                                       2004      1.215          1.428            38,929
                                                       2003      1.000          1.215                --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (8/03).............................................  2006      1.719          2.242                --
                                                       2005      1.631          1.719           693,308
                                                       2004      1.263          1.631           267,441
                                                       2003      1.000          1.263            21,207

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (7/03).....................................  2006      1.240          1.420           158,956
                                                       2005      1.209          1.240           153,955
                                                       2004      1.170          1.209            38,401
                                                       2003      1.000          1.170             1,473

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (7/03).....................................  2006      1.461          1.491           180,064
                                                       2005      1.405          1.461           189,226
                                                       2004      1.283          1.405           109,246
                                                       2003      1.000          1.283             5,436

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (4/04).................................  2006      1.312          1.426                --
                                                       2005      1.211          1.312           227,946
                                                       2004      1.079          1.211            46,933
                                                       2003      1.000          1.079                --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (1/04).................................  2006      1.309          1.459                --
                                                       2005      1.209          1.309            95,072
                                                       2004      1.072          1.209            30,049
                                                       2003      1.000          1.072                --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (8/03)..........................................  2006      1.452          1.690                --
                                                       2005      1.336          1.452           199,169
                                                       2004      1.206          1.336            89,029
                                                       2003      1.000          1.206                --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (8/03)........................  2006      2.270          2.859           276,544
                                                       2005      1.812          2.270           234,712
                                                       2004      1.478          1.812            69,128
                                                       2003      1.000          1.478             1,493

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.687          2.015           947,561
                                                       2005      1.558          1.687           891,775
                                                       2004      1.337          1.558           493,997
                                                       2003      1.215          1.337            66,608

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (8/03)...................................  2006      1.619          1.939                --
                                                       2005      1.513          1.619           749,480
                                                       2004      1.326          1.513           300,326
                                                       2003      1.000          1.326                --

High Yield Bond Trust
  High Yield Bond Trust (6/04).......................  2006      1.058          1.081                --
                                                       2005      1.062          1.058           452,130
                                                       2004      0.990          1.062           180,567

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (6/03).............................................  2006      1.232          1.272                --
                                                       2005      1.164          1.232             5,411
                                                       2004      1.093          1.164             5,393
                                                       2003      1.000          1.093                --

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (8/03)............................  2006      1.477          1.544                --
                                                       2005      1.337          1.477                --
                                                       2004      1.191          1.337                --
                                                       2003      1.000          1.191                --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (8/03).....................................  2006      1.502          1.592             7,145
                                                       2005      1.369          1.502             2,806
                                                       2004      1.385          1.369                --
                                                       2003      1.000          1.385                --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (8/03).....................................  2006      1.336          1.549                --
                                                       2005      1.287          1.336                --
                                                       2004      1.253          1.287                --
                                                       2003      1.000          1.253                --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (8/03)......  2006      1.540          1.726                --
                                                       2005      1.506          1.540           178,994
                                                       2004      1.333          1.506            53,737
                                                       2003      1.000          1.333             6,277

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (6/03).........  2006      1.426          1.656           113,563
                                                       2005      1.394          1.426           117,707
                                                       2004      1.309          1.394            97,867
                                                       2003      1.000          1.309             5,709

  LMPVPI Investors Subaccount (Class I) (8/03).......  2006      1.447          1.682            64,562
                                                       2005      1.381          1.447            78,738
                                                       2004      1.273          1.381            33,775
                                                       2003      1.000          1.273             3,304

  LMPVPI Large Cap Growth Subaccount (Class I)
  (8/03).............................................  2006      1.336          1.369            80,235
                                                       2005      1.291          1.336           101,328
                                                       2004      1.307          1.291            66,252
                                                       2003      1.000          1.307             1,666

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Small Cap Growth Subaccount (Class I)
  (7/03).............................................  2006      1.667          1.849           185,150
                                                       2005      1.617          1.667           180,859
                                                       2004      1.429          1.617           111,799
                                                       2003      1.000          1.429             1,516

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (8/03).............................................  2006      1.474          1.610           131,203
                                                       2005      1.365          1.474           127,679
                                                       2004      1.272          1.365            61,992
                                                       2003      1.000          1.272                --

  LMPVPII Equity Index Subaccount (Class II) (5/03)..  2006      1.345          1.522           484,820
                                                       2005      1.312          1.345           482,698
                                                       2004      1.211          1.312           308,427
                                                       2003      1.000          1.211             4,842

  LMPVPII Growth and Income Subaccount (Class I)
  (10/03)............................................  2006      1.333          1.473           130,031
                                                       2005      1.308          1.333            90,609
                                                       2004      1.227          1.308            89,747
                                                       2003      1.000          1.227            19,180

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (11/03)............................................  2006      0.999          1.023            61,397
                                                       2005      0.993          0.999            73,814
                                                       2004      0.998          0.993            73,090
                                                       2003      1.000          0.998            13,349

  LMPVPIII Social Awareness Stock Subaccount (5/04)..  2006      1.073          1.136            10,911
                                                       2005      1.045          1.073            10,923
                                                       2004      0.945          1.045             9,310

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (8/03).............................................  2006      1.396          1.610           272,660
                                                       2005      1.375          1.396           298,571
                                                       2004      1.242          1.375            74,664
                                                       2003      1.000          1.242             2,811

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03).............................................  2006      1.631          1.800           395,502
                                                       2005      1.533          1.631           540,762
                                                       2004      1.257          1.533           150,240
                                                       2003      1.000          1.257             7,069

Managed Assets Trust
  Managed Assets Trust (5/04)........................  2006      1.082          1.116                --
                                                       2005      1.060          1.082           397,407
                                                       2004      0.981          1.060           160,497

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      1.794          1.707           207,516

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006      1.242          1.309           181,670

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06).............................................  2006      1.546          1.636           106,616

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.270          1.353            53,423

  MIST Harris Oakmark International Subaccount (Class
  A) (4/06) *........................................  2006      1.780          1.960           289,209

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.642          1.682           328,835

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)...................................  2006      1.116          1.179           440,587

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.252          1.311           267,444

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06) *.................................  2006      1.001          1.077           484,980

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (5/06).............................................  2006      0.964          1.071             5,784

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.459          1.441            98,262

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (4/06).............................................  2006      1.273          1.262            17,062

  MIST MFS Value Subaccount (Class A) (4/06).........  2006      1.256          1.387           368,197

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.219         1,200,521

  MIST Pioneer Fund Subaccount (Class A) (4/06)......  2006      1.438          1.545            37,058

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.104          1.162            83,381

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06).............................................  2006      1.116          1.155           640,917

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (4/06)..........................................  2006      1.003          1.028           489,567

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.540          1.502           136,084

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      1.019          1.058           484,574

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.006          1.028         1,510,099

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.369          1.387           179,896

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.438          1.474           639,238

  MSF MetLife Aggressive Allocation Subaccount
  (4/06).............................................  2006      1.002          1.060            74,154

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF MetLife Conservative Allocation Subaccount
  (4/06).............................................  2006      1.001          1.042            52,003

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (4/06)..................................  2006      1.002          1.049            78,615

  MSF MetLife Moderate Allocation Subaccount (4/06)..  2006      1.002          1.054           666,168

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (4/06)..................................  2006      1.002          1.059           130,492

  MSF MFS Total Return Subaccount (Class F) (4/06)...  2006      1.288          1.376         1,529,308

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.050         1,508,517

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06)...................................  2006      0.998          1.068           282,080

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)........................  2006      1.081          1.148           490,044

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *......................  2006      1.034          1.069           176,068

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.998          1.006                --
                                                       2005      0.987          0.998         2,194,977
                                                       2004      0.993          0.987         1,116,721
                                                       2003      1.000          0.993            35,690

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (6/04).....................................  2006      1.094          1.155                --
                                                       2005      1.052          1.094           196,836
                                                       2004      0.992          1.052            70,419

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (6/03)......................................  2006      1.124          1.113           608,512
                                                       2005      1.120          1.124           837,255
                                                       2004      1.046          1.120            79,443
                                                       2003      1.000          1.046             9,049

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (6/03)......................................  2006      1.051          1.073         1,911,854
                                                       2005      1.044          1.051         1,849,165
                                                       2004      1.012          1.044           560,048
                                                       2003      1.000          1.012            75,253

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (9/03).........................................  2006      1.629          2.045             4,299
                                                       2005      1.476          1.629             4,302
                                                       2004      1.292          1.476                --
                                                       2003      1.000          1.292             3,031

  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03).............................................  2006      1.865          2.151           592,217
                                                       2005      1.773          1.865           609,535
                                                       2004      1.428          1.773           249,678
                                                       2003      1.000          1.428                --

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (8/03).............................................  2006      1.371          1.459                --
                                                       2005      1.282          1.371           101,910
                                                       2004      1.225          1.282            66,201
                                                       2003      1.000          1.225             2,770

  Travelers Convertible Securities Subaccount
  (9/03).............................................  2006      1.175          1.252                --
                                                       2005      1.191          1.175           249,553
                                                       2004      1.140          1.191           108,887
                                                       2003      1.000          1.140             6,407

  Travelers Disciplined Mid Cap Stock Subaccount
  (8/03).............................................  2006      1.643          1.794                --
                                                       2005      1.487          1.643           209,344
                                                       2004      1.298          1.487            84,403
                                                       2003      1.000          1.298                --

  Travelers Equity Income Subaccount (9/03)..........  2006      1.369          1.438                --
                                                       2005      1.333          1.369           629,572
                                                       2004      1.234          1.333           313,026
                                                       2003      1.000          1.234                --

  Travelers Federated High Yield Subaccount (7/03)...  2006      1.212          1.242                --
                                                       2005      1.202          1.212           139,494
                                                       2004      1.108          1.202            66,227
                                                       2003      1.000          1.108             3,324

  Travelers Federated Stock Subaccount (10/03).......  2006      1.407          1.456                --
                                                       2005      1.359          1.407                --
                                                       2004      1.250          1.359                --
                                                       2003      1.000          1.250                --

  Travelers Large Cap Subaccount (11/03).............  2006      1.329          1.369                --
                                                       2005      1.244          1.329           126,375
                                                       2004      1.188          1.244            61,414
                                                       2003      1.000          1.188                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Managed Allocation Series: Aggressive
  Subaccount (5/05)..................................  2006      1.100          1.169                --
                                                       2005      1.019          1.100                --

  Travelers Managed Allocation Series: Conservative
  Subaccount (6/05)..................................  2006      1.030          1.033                --
                                                       2005      1.017          1.030            50,090

  Travelers Managed Allocation Series: Moderate
  Subaccount (5/05)..................................  2006      1.067          1.104                --
                                                       2005      1.000          1.067           409,657

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (5/05).......................  2006      1.077          1.123                --
                                                       2005      1.000          1.077            62,238

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (5/05).....................  2006      1.046          1.066                --
                                                       2005      1.000          1.046            25,746

  Travelers Mercury Large Cap Core Subaccount
  (6/03).............................................  2006      1.456          1.546                --
                                                       2005      1.322          1.456           102,997
                                                       2004      1.160          1.322            28,878
                                                       2003      1.000          1.160                --

  Travelers MFS Mid Cap Growth Subaccount (6/03).....  2006      1.456          1.540                --
                                                       2005      1.437          1.456           128,456
                                                       2004      1.281          1.437            50,878
                                                       2003      1.000          1.281             1,686

  Travelers MFS Total Return Subaccount (6/03).......  2006      1.248          1.288                --
                                                       2005      1.233          1.248         1,561,943
                                                       2004      1.125          1.233           520,821
                                                       2003      1.000          1.125             9,177

  Travelers MFS Value Subaccount (5/04)..............  2006      1.162          1.256                --
                                                       2005      1.111          1.162           352,813
                                                       2004      0.961          1.111            64,801

  Travelers Mondrian International Stock Subaccount
  (8/03).............................................  2006      1.550          1.780                --
                                                       2005      1.439          1.550           200,295
                                                       2004      1.265          1.439           125,088
                                                       2003      1.000          1.265                --

  Travelers Pioneer Fund Subaccount (6/03)...........  2006      1.355          1.438                --
                                                       2005      1.301          1.355            35,262
                                                       2004      1.190          1.301             1,573
                                                       2003      1.000          1.190                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Pioneer Mid Cap Value Subaccount (5/05)..  2006      1.050          1.104                --
                                                       2005      1.000          1.050            81,867

  Travelers Pioneer Strategic Income Subaccount
  (5/04).............................................  2006      1.106          1.116                --
                                                       2005      1.085          1.106           672,644
                                                       2004      0.971          1.085           132,431

  Travelers Quality Bond Subaccount (6/03)...........  2006      1.029          1.019                --
                                                       2005      1.030          1.029           443,383
                                                       2004      1.014          1.030           182,690
                                                       2003      1.000          1.014            22,690

  Travelers Strategic Equity Subaccount (8/03).......  2006      1.335          1.392                --
                                                       2005      1.330          1.335            55,357
                                                       2004      1.228          1.330            39,400
                                                       2003      1.000          1.228                --

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (5/05)..................................  2006      1.106          1.273                --
                                                       2005      1.000          1.106            14,618

  Travelers Style Focus Series: Small Cap Value
  Subaccount (5/05)..................................  2006      1.108          1.270                --
                                                       2005      1.000          1.108            50,508

  Travelers U.S. Government Securities Subaccount
  (7/04).............................................  2006      1.073          1.034                --
                                                       2005      1.046          1.073           187,213
                                                       2004      1.003          1.046            47,201

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03).............................................  2006      1.489          1.699           446,034
                                                       2005      1.454          1.489           442,808
                                                       2004      1.260          1.454           136,047
                                                       2003      1.000          1.260                --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (10/03)............................................  2006      1.284          1.348                --
                                                       2005      1.211          1.284                --
                                                       2004      1.187          1.211                --
                                                       2003      1.000          1.187                --

Variable Insurance Products Fund
  VIP Contrafund Subaccount (Service Class 2)
  (6/03).............................................  2006      1.608          1.762           786,671
                                                       2005      1.402          1.608           631,500
                                                       2004      1.239          1.402           233,917
                                                       2003      1.000          1.239             5,670

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (7/03)...........................  2006      1.399          1.566           213,747
                                                       2005      1.179          1.399           227,980
                                                       2004      1.184          1.179             5,379
                                                       2003      1.000          1.184                --

  VIP Mid Cap Subaccount (Service Class 2) (9/03)....  2006      2.005          2.215         1,038,220
                                                       2005      1.728          2.005           893,822
                                                       2004      1.410          1.728           315,931
                                                       2003      1.000          1.410             2,732




                         SEPARATE ACCOUNT CHARGES 1.75%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (6/03)...................................  2006      1.376          1.343               --
                                                       2005      1.219          1.376               --
                                                       2004      1.145          1.219               --
                                                       2003      1.000          1.145               --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03).............................................  2006      1.648          1.950               --
                                                       2005      1.470          1.648               --
                                                       2004      1.318          1.470               --
                                                       2003      1.000          1.318               --

  American Funds Growth Subaccount (Class 2) (6/03)..  2006      1.587          1.719               --
                                                       2005      1.390          1.587               --
                                                       2004      1.257          1.390               --
                                                       2003      1.000          1.257               --

  American Funds Growth-Income Subaccount (Class 2)
  (6/03).............................................  2006      1.416          1.603               --
                                                       2005      1.361          1.416               --
                                                       2004      1.255          1.361               --
                                                       2003      1.000          1.255               --

Capital Appreciation Fund
  Capital Appreciation Fund (8/03)...................  2006      1.657          1.639               --
                                                       2005      1.427          1.657               --
                                                       2004      1.215          1.427               --
                                                       2003      1.000          1.215               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (8/03).............................................  2006      1.717          2.237               --
                                                       2005      1.630          1.717            1,701
                                                       2004      1.263          1.630            2,254
                                                       2003      1.000          1.263               --

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (7/03).....................................  2006      1.239          1.418               --
                                                       2005      1.208          1.239               --
                                                       2004      1.170          1.208               --
                                                       2003      1.000          1.170               --

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (7/03).....................................  2006      1.459          1.488               --
                                                       2005      1.404          1.459               --
                                                       2004      1.283          1.404               --
                                                       2003      1.000          1.283               --

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (4/04).................................  2006      1.310          1.424               --
                                                       2005      1.210          1.310               --
                                                       2004      1.078          1.210               --
                                                       2003      1.000          1.078               --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (1/04).................................  2006      1.308          1.457               --
                                                       2005      1.208          1.308               --
                                                       2004      1.072          1.208               --
                                                       2003      1.000          1.072               --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (8/03)..........................................  2006      1.450          1.686               --
                                                       2005      1.334          1.450               --
                                                       2004      1.206          1.334               --
                                                       2003      1.000          1.206               --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (8/03)........................  2006      2.267          2.853               --
                                                       2005      1.810          2.267               --
                                                       2004      1.477          1.810               --
                                                       2003      1.000          1.477               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.685          2.011           21,182
                                                       2005      1.556          1.685           32,159
                                                       2004      1.336          1.556           36,194
                                                       2003      1.215          1.336               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (8/03)...................................  2006      1.617          1.936               --
                                                       2005      1.512          1.617            2,281
                                                       2004      1.326          1.512               --
                                                       2003      1.000          1.326               --

High Yield Bond Trust
  High Yield Bond Trust (6/04).......................  2006      1.057          1.080               --
                                                       2005      1.062          1.057               --
                                                       2004      0.990          1.062               --

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (6/03).............................................  2006      1.231          1.270               --
                                                       2005      1.163          1.231               --
                                                       2004      1.093          1.163               --
                                                       2003      1.000          1.093               --

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (8/03)............................  2006      1.475          1.541               --
                                                       2005      1.336          1.475               --
                                                       2004      1.190          1.336               --
                                                       2003      1.000          1.190               --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (8/03).....................................  2006      1.500          1.589               --
                                                       2005      1.368          1.500               --
                                                       2004      1.384          1.368               --
                                                       2003      1.000          1.384               --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (8/03).....................................  2006      1.334          1.546               --
                                                       2005      1.286          1.334               --
                                                       2004      1.252          1.286               --
                                                       2003      1.000          1.252               --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (8/03)......  2006      1.537          1.723               --
                                                       2005      1.504          1.537               --
                                                       2004      1.333          1.504               --
                                                       2003      1.000          1.333               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (6/03).........  2006      1.424          1.653               --
                                                       2005      1.393          1.424               --
                                                       2004      1.309          1.393               --
                                                       2003      1.000          1.309               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Investors Subaccount (Class I) (8/03).......  2006      1.445          1.679               --
                                                       2005      1.380          1.445               --
                                                       2004      1.272          1.380               --
                                                       2003      1.000          1.272               --

  LMPVPI Large Cap Growth Subaccount (Class I)
  (8/03).............................................  2006      1.334          1.366               --
                                                       2005      1.290          1.334               --
                                                       2004      1.306          1.290               --
                                                       2003      1.000          1.306               --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (7/03).............................................  2006      1.665          1.845               --
                                                       2005      1.615          1.665               --
                                                       2004      1.428          1.615               --
                                                       2003      1.000          1.428               --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (8/03).............................................  2006      1.472          1.607               --
                                                       2005      1.363          1.472               --
                                                       2004      1.272          1.363               --
                                                       2003      1.000          1.272               --

  LMPVPII Equity Index Subaccount (Class II) (5/03)..  2006      1.343          1.519               --
                                                       2005      1.311          1.343               --
                                                       2004      1.210          1.311               --
                                                       2003      1.000          1.210               --

  LMPVPII Growth and Income Subaccount (Class I)
  (10/03)............................................  2006      1.331          1.470               --
                                                       2005      1.307          1.331               --
                                                       2004      1.227          1.307               --
                                                       2003      1.000          1.227               --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (11/03)............................................  2006      0.998          1.021               --
                                                       2005      0.992          0.998               --
                                                       2004      0.998          0.992               --
                                                       2003      1.000          0.998               --

  LMPVPIII Social Awareness Stock Subaccount (5/04)..  2006      1.072          1.134               --
                                                       2005      1.045          1.072               --
                                                       2004      0.945          1.045               --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (8/03).............................................  2006      1.394          1.607               --
                                                       2005      1.374          1.394               --
                                                       2004      1.241          1.374               --
                                                       2003      1.000          1.241               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03).............................................  2006      1.629          1.796            6,379
                                                       2005      1.532          1.629            4,441
                                                       2004      1.257          1.532            5,008
                                                       2003      1.000          1.257               --

Managed Assets Trust
  Managed Assets Trust (5/04)........................  2006      1.081          1.115               --
                                                       2005      1.060          1.081            2,761
                                                       2004      0.981          1.060            3,195

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      1.791          1.704               --

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006      1.240          1.306               --

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06).............................................  2006      1.543          1.633               --

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.269          1.352               --

  MIST Harris Oakmark International Subaccount (Class
  A) (4/06) *........................................  2006      1.777          1.956               --

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.639          1.679               --

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)...................................  2006      1.115          1.178            2,971

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.250          1.309               --

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06) *.................................  2006      1.001          1.077               --

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (5/06).............................................  2006      0.964          1.071               --

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.457          1.438               --

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (4/06).............................................  2006      1.272          1.261               --

  MIST MFS Value Subaccount (Class A) (4/06).........  2006      1.254          1.385               --

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.219            3,023

  MIST Pioneer Fund Subaccount (Class A) (4/06)......  2006      1.435          1.542               --

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.104          1.161               --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06).............................................  2006      1.115          1.154               --

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (4/06)..........................................  2006      1.003          1.028               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.538          1.499               --

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      1.018          1.056               --

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.005          1.026               --

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.367          1.384            7,588

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.436          1.471               --

  MSF MetLife Aggressive Allocation Subaccount
  (4/06).............................................  2006      1.002          1.059               --

  MSF MetLife Conservative Allocation Subaccount
  (4/06).............................................  2006      1.001          1.042               --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (4/06)..................................  2006      1.002          1.048               --

  MSF MetLife Moderate Allocation Subaccount (4/06)..  2006      1.002          1.053               --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (4/06)..................................  2006      1.002          1.058               --

  MSF MFS Total Return Subaccount (Class F) (4/06)...  2006      1.286          1.373            7,634

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.050            4,150

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06)...................................  2006      0.998          1.068               --

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)........................  2006      1.080          1.146               --

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *......................  2006      1.033          1.068               --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.996          1.005               --
                                                       2005      0.986          0.996               --
                                                       2004      0.993          0.986               --
                                                       2003      1.000          0.993               --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (6/04).....................................  2006      1.093          1.154               --
                                                       2005      1.052          1.093               --
                                                       2004      0.992          1.052               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (6/03)......................................  2006      1.122          1.110               --
                                                       2005      1.119          1.122               --
                                                       2004      1.045          1.119               --
                                                       2003      1.000          1.045               --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (6/03)......................................  2006      1.050          1.071            8,785
                                                       2005      1.043          1.050            5,793
                                                       2004      1.012          1.043            6,530
                                                       2003      1.000          1.012               --

Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (9/03).........................................  2006      1.626          2.041               --
                                                       2005      1.475          1.626               --
                                                       2004      1.292          1.475               --
                                                       2003      1.000          1.292               --

  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03).............................................  2006      1.863          2.147            1,700
                                                       2005      1.771          1.863            1,577
                                                       2004      1.428          1.771            2,066
                                                       2003      1.000          1.428               --

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (8/03).............................................  2006      1.369          1.457               --
                                                       2005      1.281          1.369               --
                                                       2004      1.224          1.281               --
                                                       2003      1.000          1.224               --

  Travelers Convertible Securities Subaccount
  (9/03).............................................  2006      1.173          1.250               --
                                                       2005      1.190          1.173               --
                                                       2004      1.139          1.190               --
                                                       2003      1.000          1.139               --

  Travelers Disciplined Mid Cap Stock Subaccount
  (8/03).............................................  2006      1.641          1.791               --
                                                       2005      1.485          1.641               --
                                                       2004      1.298          1.485               --
                                                       2003      1.000          1.298               --

  Travelers Equity Income Subaccount (9/03)..........  2006      1.367          1.436               --
                                                       2005      1.332          1.367               --
                                                       2004      1.233          1.332               --
                                                       2003      1.000          1.233               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Federated High Yield Subaccount (7/03)...  2006      1.210          1.240               --
                                                       2005      1.201          1.210               --
                                                       2004      1.107          1.201               --
                                                       2003      1.000          1.107               --

  Travelers Federated Stock Subaccount (10/03).......  2006      1.405          1.454               --
                                                       2005      1.358          1.405               --
                                                       2004      1.250          1.358               --
                                                       2003      1.000          1.250               --

  Travelers Large Cap Subaccount (11/03).............  2006      1.327          1.367               --
                                                       2005      1.243          1.327            5,162
                                                       2004      1.187          1.243            5,822
                                                       2003      1.000          1.187               --

  Travelers Managed Allocation Series: Aggressive
  Subaccount (5/05)..................................  2006      1.099          1.168               --
                                                       2005      1.019          1.099               --

  Travelers Managed Allocation Series: Conservative
  Subaccount (6/05)..................................  2006      1.029          1.033               --
                                                       2005      1.017          1.029               --

  Travelers Managed Allocation Series: Moderate
  Subaccount (5/05)..................................  2006      1.066          1.104               --
                                                       2005      1.000          1.066               --

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (5/05).......................  2006      1.077          1.122               --
                                                       2005      1.000          1.077               --

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (5/05).....................  2006      1.046          1.066               --
                                                       2005      1.000          1.046               --

  Travelers Mercury Large Cap Core Subaccount
  (6/03).............................................  2006      1.454          1.543               --
                                                       2005      1.321          1.454               --
                                                       2004      1.160          1.321               --
                                                       2003      1.000          1.160               --

  Travelers MFS Mid Cap Growth Subaccount (6/03).....  2006      1.454          1.538               --
                                                       2005      1.436          1.454               --
                                                       2004      1.280          1.436               --
                                                       2003      1.000          1.280               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers MFS Total Return Subaccount (6/03).......  2006      1.246          1.286               --
                                                       2005      1.232          1.246            5,156
                                                       2004      1.125          1.232            5,812
                                                       2003      1.000          1.125               --

  Travelers MFS Value Subaccount (5/04)..............  2006      1.161          1.254               --
                                                       2005      1.110          1.161               --
                                                       2004      0.961          1.110               --

  Travelers Mondrian International Stock Subaccount
  (8/03).............................................  2006      1.548          1.777               --
                                                       2005      1.438          1.548               --
                                                       2004      1.264          1.438               --
                                                       2003      1.000          1.264               --

  Travelers Pioneer Fund Subaccount (6/03)...........  2006      1.353          1.435               --
                                                       2005      1.299          1.353               --
                                                       2004      1.190          1.299               --
                                                       2003      1.000          1.190               --

  Travelers Pioneer Mid Cap Value Subaccount (5/05)..  2006      1.049          1.104               --
                                                       2005      1.000          1.049               --

  Travelers Pioneer Strategic Income Subaccount
  (5/04).............................................  2006      1.105          1.115               --
                                                       2005      1.084          1.105               --
                                                       2004      0.971          1.084               --

  Travelers Quality Bond Subaccount (6/03)...........  2006      1.028          1.018               --
                                                       2005      1.029          1.028               --
                                                       2004      1.014          1.029               --
                                                       2003      1.000          1.014               --

  Travelers Strategic Equity Subaccount (8/03).......  2006      1.333          1.390               --
                                                       2005      1.329          1.333               --
                                                       2004      1.227          1.329               --
                                                       2003      1.000          1.227               --

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (5/05)..................................  2006      1.106          1.272               --
                                                       2005      1.000          1.106               --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (5/05)..................................  2006      1.107          1.269               --
                                                       2005      1.000          1.107               --

  Travelers U.S. Government Securities Subaccount
  (7/04).............................................  2006      1.072          1.033               --
                                                       2005      1.045          1.072               --
                                                       2004      1.003          1.045               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03).............................................  2006      1.487          1.695               --
                                                       2005      1.453          1.487               --
                                                       2004      1.259          1.453               --
                                                       2003      1.000          1.259               --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (10/03)............................................  2006      1.283          1.346               --
                                                       2005      1.210          1.283               --
                                                       2004      1.186          1.210               --
                                                       2003      1.000          1.186               --

Variable Insurance Products Fund
  VIP Contrafund Subaccount (Service Class 2)
  (6/03).............................................  2006      1.606          1.759               --
                                                       2005      1.401          1.606               --
                                                       2004      1.238          1.401               --
                                                       2003      1.000          1.238               --

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (7/03)...........................  2006      1.397          1.563               --
                                                       2005      1.178          1.397               --
                                                       2004      1.184          1.178               --
                                                       2003      1.000          1.184               --

  VIP Mid Cap Subaccount (Service Class 2) (9/03)....  2006      2.002          2.211            1,559
                                                       2005      1.726          2.002            1,549
                                                       2004      1.409          1.726            2,121
                                                       2003      1.000          1.409               --




                         SEPARATE ACCOUNT CHARGES 1.80%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (6/03)...................................  2006      1.326          1.294               --
                                                       2005      1.175          1.326               --
                                                       2004      1.105          1.175               --
                                                       2003      1.000          1.105               --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03).............................................  2006      1.509          1.785           53,424
                                                       2005      1.347          1.509            9,469
                                                       2004      1.209          1.347               --
                                                       2003      1.000          1.209               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  American Funds Growth Subaccount (Class 2) (6/03)..  2006      1.456          1.576          188,931
                                                       2005      1.276          1.456          166,326
                                                       2004      1.155          1.276               --
                                                       2003      1.000          1.155               --

  American Funds Growth-Income Subaccount (Class 2)
  (6/03).............................................  2006      1.298          1.469           96,647
                                                       2005      1.249          1.298           46,586
                                                       2004      1.152          1.249               --
                                                       2003      1.000          1.152               --

Capital Appreciation Fund
  Capital Appreciation Fund (8/03)...................  2006      1.549          1.532               --
                                                       2005      1.334          1.549            3,606
                                                       2004      1.137          1.334               --
                                                       2003      1.039          1.137               --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (8/03).............................................  2006      1.651          2.151               --
                                                       2005      1.568          1.651           45,531
                                                       2004      1.215          1.568               --
                                                       2003      1.065          1.215               --

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (7/03).....................................  2006      1.154          1.320               --
                                                       2005      1.126          1.154               --
                                                       2004      1.091          1.126               --
                                                       2003      1.001          1.091               --

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (7/03).....................................  2006      1.351          1.377           24,249
                                                       2005      1.300          1.351           18,044
                                                       2004      1.189          1.300               --
                                                       2003      1.062          1.189               --

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (4/04).................................  2006      1.309          1.423               --
                                                       2005      1.210          1.309           61,623
                                                       2004      1.082          1.210               --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (1/04).................................  2006      1.306          1.455               --
                                                       2005      1.208          1.306            9,164
                                                       2004      1.124          1.208               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (8/03)..........................................  2006      1.353          1.573               --
                                                       2005      1.246          1.353           60,555
                                                       2004      1.126          1.246               --
                                                       2003      1.009          1.126               --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (8/03)........................  2006      2.039          2.566           20,520
                                                       2005      1.629          2.039           21,418
                                                       2004      1.330          1.629               --
                                                       2003      1.095          1.330               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.534          1.829          175,335
                                                       2005      1.417          1.534            7,671
                                                       2004      1.217          1.417               --
                                                       2003      1.107          1.217               --

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (8/03)...................................  2006      1.446          1.730               --
                                                       2005      1.353          1.446          140,548
                                                       2004      1.187          1.353               --
                                                       2003      1.022          1.187               --

High Yield Bond Trust
  High Yield Bond Trust (6/04).......................  2006      1.056          1.079               --
                                                       2005      1.061          1.056               --
                                                       2004      0.990          1.061               --

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (6/03).............................................  2006      1.185          1.223               --
                                                       2005      1.121          1.185               --
                                                       2004      1.053          1.121               --
                                                       2003      1.000          1.053               --

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (8/03)............................  2006      1.378          1.439               --
                                                       2005      1.249          1.378               --
                                                       2004      1.114          1.249               --
                                                       2003      1.023          1.114               --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (8/03).....................................  2006      1.342          1.421               14
                                                       2005      1.225          1.342               18
                                                       2004      1.240          1.225               --
                                                       2003      1.138          1.240               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (8/03).....................................  2006      1.222          1.415               --
                                                       2005      1.178          1.222               --
                                                       2004      1.148          1.178               --
                                                       2003      1.010          1.148               --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (8/03)......  2006      1.419          1.589               --
                                                       2005      1.389          1.419               --
                                                       2004      1.231          1.389               --
                                                       2003      1.062          1.231               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (6/03).........  2006      1.288          1.494               --
                                                       2005      1.260          1.288               --
                                                       2004      1.185          1.260               --
                                                       2003      1.000          1.185               --

  LMPVPI Investors Subaccount (Class I) (8/03).......  2006      1.293          1.502               --
                                                       2005      1.235          1.293               --
                                                       2004      1.140          1.235               --
                                                       2003      1.005          1.140               --

  LMPVPI Large Cap Growth Subaccount (Class I)
  (8/03).............................................  2006      1.208          1.236               --
                                                       2005      1.169          1.208               --
                                                       2004      1.184          1.169               --
                                                       2003      1.035          1.184               --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (7/03).............................................  2006      1.488          1.649               --
                                                       2005      1.445          1.488               --
                                                       2004      1.278          1.445               --
                                                       2003      1.085          1.278               --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (8/03).............................................  2006      1.338          1.459               14
                                                       2005      1.239          1.338            7,846
                                                       2004      1.156          1.239               --
                                                       2003      1.024          1.156               --

  LMPVPII Equity Index Subaccount (Class II) (5/03)..  2006      1.249          1.412           58,054
                                                       2005      1.220          1.249           25,209
                                                       2004      1.127          1.220               --
                                                       2003      1.000          1.127               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPII Growth and Income Subaccount (Class I)
  (10/03)............................................  2006      1.223          1.351            2,313
                                                       2005      1.202          1.223               --
                                                       2004      1.129          1.202               --
                                                       2003      1.054          1.129               --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (11/03)............................................  2006      0.997          1.020           30,247
                                                       2005      0.992          0.997           31,427
                                                       2004      0.998          0.992               --
                                                       2003      0.998          0.998               --

  LMPVPIII Social Awareness Stock Subaccount (5/04)..  2006      1.071          1.133               --
                                                       2005      1.044          1.071               --
                                                       2004      0.945          1.044               --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (8/03).............................................  2006      1.296          1.493          107,711
                                                       2005      1.278          1.296           97,856
                                                       2004      1.155          1.278               --
                                                       2003      1.022          1.155               --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03).............................................  2006      1.509          1.664           85,653
                                                       2005      1.420          1.509           87,577
                                                       2004      1.165          1.420               --
                                                       2003      1.000          1.165               --

Managed Assets Trust
  Managed Assets Trust (5/04)........................  2006      1.081          1.114               --
                                                       2005      1.059          1.081            9,086
                                                       2004      0.981          1.059               --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      1.643          1.563            7,328

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006      1.199          1.262           56,306

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06).............................................  2006      1.445          1.528            7,905

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.269          1.351            1,438

  MIST Harris Oakmark International Subaccount (Class
  A) (4/06) *........................................  2006      1.641          1.806            7,173

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.532          1.568           83,182

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)...................................  2006      1.114          1.176           36,255

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.188          1.243               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06) *.................................  2006      1.001          1.076          103,797

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (5/06).............................................  2006      0.964          1.071            8,430

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.373          1.354               --

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (4/06).............................................  2006      1.271          1.260            6,236

  MIST MFS Value Subaccount (Class A) (4/06).........  2006      1.253          1.383           25,316

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.218          120,054

  MIST Pioneer Fund Subaccount (Class A) (4/06)......  2006      1.359          1.459               --

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.103          1.160           46,267

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06).............................................  2006      1.114          1.152           83,317

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (4/06)..........................................  2006      1.003          1.027           23,147

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.395          1.360           21,429

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      0.994          1.031               --

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.005          1.026          463,278

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.298          1.314               --

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.331          1.364           52,907

  MSF MetLife Aggressive Allocation Subaccount
  (4/06).............................................  2006      1.002          1.059               --

  MSF MetLife Conservative Allocation Subaccount
  (4/06).............................................  2006      1.001          1.041               --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (4/06)..................................  2006      1.002          1.048               --

  MSF MetLife Moderate Allocation Subaccount (4/06)..  2006      1.002          1.053            1,149

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (4/06)..................................  2006      1.002          1.058               --

  MSF MFS Total Return Subaccount (Class F) (4/06)...  2006      1.213          1.295          305,063

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.050          312,017

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06)...................................  2006      0.998          1.067               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)........................  2006      1.079          1.145           17,050

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *......................  2006      1.032          1.066               --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.997          1.005               --
                                                       2005      0.986          0.997           16,815
                                                       2004      0.994          0.986               --
                                                       2003      0.999          0.994               --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (6/04).....................................  2006      1.092          1.153               --
                                                       2005      1.051          1.092               --
                                                       2004      0.992          1.051               --

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (6/03)......................................  2006      1.066          1.055          101,541
                                                       2005      1.064          1.066           86,059
                                                       2004      0.994          1.064               --
                                                       2003      1.000          0.994               --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (6/03)......................................  2006      1.024          1.044          298,729
                                                       2005      1.018          1.024          231,117
                                                       2004      0.988          1.018               --
                                                       2003      1.000          0.988               --

Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (9/03).........................................  2006      1.488          1.867               --
                                                       2005      1.350          1.488               --
                                                       2004      1.183          1.350               --
                                                       2003      1.040          1.183               --

  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03).............................................  2006      1.665          1.918           49,063
                                                       2005      1.584          1.665           48,229
                                                       2004      1.278          1.584               --
                                                       2003      1.000          1.278               --

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (8/03).............................................  2006      1.290          1.373               --
                                                       2005      1.208          1.290               --
                                                       2004      1.155          1.208               --
                                                       2003      1.075          1.155               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Convertible Securities Subaccount
  (9/03).............................................  2006      1.115          1.188               --
                                                       2005      1.131          1.115               --
                                                       2004      1.084          1.131               --
                                                       2003      1.020          1.084               --

  Travelers Disciplined Mid Cap Stock Subaccount
  (8/03).............................................  2006      1.506          1.643               --
                                                       2005      1.364          1.506            1,670
                                                       2004      1.192          1.364               --
                                                       2003      1.082          1.192               --

  Travelers Equity Income Subaccount (9/03)..........  2006      1.268          1.331               --
                                                       2005      1.236          1.268           25,967
                                                       2004      1.145          1.236               --
                                                       2003      1.058          1.145               --

  Travelers Federated High Yield Subaccount (7/03)...  2006      1.170          1.199               --
                                                       2005      1.162          1.170           52,729
                                                       2004      1.072          1.162               --
                                                       2003      1.005          1.072               --

  Travelers Federated Stock Subaccount (10/03).......  2006      1.277          1.321               --
                                                       2005      1.235          1.277               --
                                                       2004      1.137          1.235               --
                                                       2003      1.013          1.137               --

  Travelers Large Cap Subaccount (11/03).............  2006      1.261          1.298               --
                                                       2005      1.181          1.261               --
                                                       2004      1.129          1.181               --
                                                       2003      1.085          1.129               --

  Travelers Managed Allocation Series: Aggressive
  Subaccount (5/05)..................................  2006      1.099          1.168               --
                                                       2005      1.019          1.099               --

  Travelers Managed Allocation Series: Conservative
  Subaccount (6/05)..................................  2006      1.029          1.032               --
                                                       2005      1.017          1.029               --

  Travelers Managed Allocation Series: Moderate
  Subaccount (5/05)..................................  2006      1.066          1.103               --
                                                       2005      1.000          1.066               --

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (5/05).......................  2006      1.076          1.122               --
                                                       2005      1.000          1.076               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (5/05).....................  2006      1.046          1.065               --
                                                       2005      1.000          1.046               --

  Travelers Mercury Large Cap Core Subaccount
  (6/03).............................................  2006      1.362          1.445               --
                                                       2005      1.237          1.362            8,275
                                                       2004      1.087          1.237               --
                                                       2003      0.993          1.087               --

  Travelers MFS Mid Cap Growth Subaccount (6/03).....  2006      1.319          1.395               --
                                                       2005      1.303          1.319               --
                                                       2004      1.163          1.303               --
                                                       2003      1.000          1.163               --

  Travelers MFS Total Return Subaccount (6/03).......  2006      1.175          1.213               --
                                                       2005      1.162          1.175          271,686
                                                       2004      1.062          1.162               --
                                                       2003      1.000          1.062               --

  Travelers MFS Value Subaccount (5/04)..............  2006      1.160          1.253               --
                                                       2005      1.110          1.160               --
                                                       2004      0.961          1.110               --

  Travelers Mondrian International Stock Subaccount
  (8/03).............................................  2006      1.430          1.641               --
                                                       2005      1.329          1.430               --
                                                       2004      1.169          1.329               --
                                                       2003      1.008          1.169               --

  Travelers Pioneer Fund Subaccount (6/03)...........  2006      1.282          1.359               --
                                                       2005      1.231          1.282               --
                                                       2004      1.128          1.231               --
                                                       2003      1.000          1.128               --

  Travelers Pioneer Mid Cap Value Subaccount (5/05)..  2006      1.049          1.103               --
                                                       2005      1.000          1.049           29,525

  Travelers Pioneer Strategic Income Subaccount
  (5/04).............................................  2006      1.104          1.114               --
                                                       2005      1.084          1.104           79,985
                                                       2004      0.971          1.084               --

  Travelers Quality Bond Subaccount (6/03)...........  2006      1.004          0.994               --
                                                       2005      1.006          1.004               --
                                                       2004      0.992          1.006               --
                                                       2003      1.000          0.992               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Strategic Equity Subaccount (8/03).......  2006      1.239          1.292               --
                                                       2005      1.237          1.239               --
                                                       2004      1.142          1.237               --
                                                       2003      1.063          1.142               --

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (5/05)..................................  2006      1.105          1.271               --
                                                       2005      1.000          1.105               --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (5/05)..................................  2006      1.107          1.269               --
                                                       2005      1.000          1.107               --

  Travelers U.S. Government Securities Subaccount
  (7/04).............................................  2006      1.071          1.032               --
                                                       2005      1.045          1.071               --
                                                       2004      1.003          1.045               --

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03).............................................  2006      1.343          1.531          125,814
                                                       2005      1.314          1.343          127,883
                                                       2004      1.139          1.314               --
                                                       2003      1.000          1.139               --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (10/03)............................................  2006      1.216          1.275               --
                                                       2005      1.147          1.216               --
                                                       2004      1.125          1.147               --
                                                       2003      1.065          1.125               --

Variable Insurance Products Fund
  VIP Contrafund Subaccount (Service Class 2)
  (6/03).............................................  2006      1.508          1.651           67,727
                                                       2005      1.316          1.508           60,597
                                                       2004      1.164          1.316               --
                                                       2003      1.000          1.164               --

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (7/03)...........................  2006      1.293          1.446               --
                                                       2005      1.091          1.293               --
                                                       2004      1.097          1.091               --
                                                       2003      1.021          1.097               --

  VIP Mid Cap Subaccount (Service Class 2) (9/03)....  2006      1.802          1.990            9,645
                                                       2005      1.555          1.802            9,033
                                                       2004      1.270          1.555               --
                                                       2003      1.127          1.270               --

                         SEPARATE ACCOUNT CHARGES 1.90%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (6/03)...................................  2006      1.370          1.336                --
                                                       2005      1.216          1.370             5,794
                                                       2004      1.144          1.216                --
                                                       2003      1.000          1.144                --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03).............................................  2006      1.641          1.940            94,369
                                                       2005      1.466          1.641            90,856
                                                       2004      1.317          1.466            36,782
                                                       2003      1.000          1.317             3,650

  American Funds Growth Subaccount (Class 2) (6/03)..  2006      1.581          1.710           278,496
                                                       2005      1.387          1.581           327,945
                                                       2004      1.256          1.387           153,257
                                                       2003      1.000          1.256             3,708

  American Funds Growth-Income Subaccount (Class 2)
  (6/03).............................................  2006      1.410          1.594           443,698
                                                       2005      1.358          1.410           446,933
                                                       2004      1.254          1.358           284,276
                                                       2003      1.000          1.254                --

Capital Appreciation Fund
  Capital Appreciation Fund (8/03)...................  2006      1.651          1.632                --
                                                       2005      1.423          1.651            50,537
                                                       2004      1.214          1.423             1,749
                                                       2003      1.000          1.214                --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (8/03).............................................  2006      1.710          2.225                --
                                                       2005      1.626          1.710           144,641
                                                       2004      1.261          1.626            33,406
                                                       2003      1.000          1.261                --

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (7/03).....................................  2006      1.234          1.410             4,578
                                                       2005      1.205          1.234             4,906
                                                       2004      1.169          1.205             5,140
                                                       2003      1.000          1.169                --

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (7/03).....................................  2006      1.454          1.480            15,734
                                                       2005      1.400          1.454            15,926
                                                       2004      1.282          1.400             9,592
                                                       2003      1.000          1.282                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (4/04).................................  2006      1.306          1.419                --
                                                       2005      1.208          1.306           204,032
                                                       2004      1.078          1.208            31,768
                                                       2003      1.000          1.078                --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (1/04).................................  2006      1.304          1.452                --
                                                       2005      1.206          1.304           131,373
                                                       2004      1.072          1.206            34,501
                                                       2003      1.000          1.072                --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (8/03)..........................................  2006      1.444          1.677                --
                                                       2005      1.331          1.444            88,340
                                                       2004      1.204          1.331            20,572
                                                       2003      1.000          1.204                --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (8/03)........................  2006      2.258          2.838           255,461
                                                       2005      1.806          2.258           144,405
                                                       2004      1.476          1.806            18,650
                                                       2003      1.000          1.476                --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.678          2.000           302,521
                                                       2005      1.553          1.678           282,370
                                                       2004      1.335          1.553           187,836
                                                       2003      1.215          1.335                --

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (8/03)...................................  2006      1.611          1.925                --
                                                       2005      1.508          1.611           119,887
                                                       2004      1.325          1.508             6,070
                                                       2003      1.000          1.325                --

High Yield Bond Trust
  High Yield Bond Trust (6/04).......................  2006      1.054          1.077                --
                                                       2005      1.060          1.054           146,550
                                                       2004      0.990          1.060            66,598

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (6/03).............................................  2006      1.226          1.265                --
                                                       2005      1.160          1.226             6,803
                                                       2004      1.092          1.160             6,769
                                                       2003      1.000          1.092             4,105

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (8/03)............................  2006      1.469          1.533                --
                                                       2005      1.333          1.469                --
                                                       2004      1.189          1.333                --
                                                       2003      1.000          1.189                --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (8/03).....................................  2006      1.494          1.580                --
                                                       2005      1.365          1.494                --
                                                       2004      1.383          1.365                --
                                                       2003      1.000          1.383                --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (8/03).....................................  2006      1.329          1.538                --
                                                       2005      1.283          1.329                --
                                                       2004      1.251          1.283                --
                                                       2003      1.000          1.251                --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (8/03)......  2006      1.531          1.714                --
                                                       2005      1.501          1.531            35,014
                                                       2004      1.331          1.501                --
                                                       2003      1.000          1.331                --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (6/03).........  2006      1.419          1.644            26,286
                                                       2005      1.390          1.419            26,463
                                                       2004      1.308          1.390            16,740
                                                       2003      1.000          1.308             3,626

  LMPVPI Investors Subaccount (Class I) (8/03).......  2006      1.439          1.670            18,937
                                                       2005      1.377          1.439            18,948
                                                       2004      1.271          1.377            15,274
                                                       2003      1.000          1.271                --

  LMPVPI Large Cap Growth Subaccount (Class I)
  (8/03).............................................  2006      1.329          1.359            11,948
                                                       2005      1.287          1.329            11,969
                                                       2004      1.305          1.287             6,453
                                                       2003      1.000          1.305                --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (7/03).............................................  2006      1.659          1.835            29,534
                                                       2005      1.611          1.659            57,072
                                                       2004      1.427          1.611            16,091
                                                       2003      1.000          1.427                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (8/03).............................................  2006      1.467          1.598             8,773
                                                       2005      1.360          1.467            12,425
                                                       2004      1.271          1.360                --
                                                       2003      1.000          1.271                --

  LMPVPII Equity Index Subaccount (Class II) (5/03)..  2006      1.338          1.511             2,677
                                                       2005      1.308          1.338            14,109
                                                       2004      1.209          1.308               228
                                                       2003      1.000          1.209                --

  LMPVPII Growth and Income Subaccount (Class I)
  (10/03)............................................  2006      1.326          1.462             5,996
                                                       2005      1.304          1.326             6,007
                                                       2004      1.226          1.304             6,019
                                                       2003      1.000          1.226             4,498

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (11/03)............................................  2006      0.995          1.016            51,440
                                                       2005      0.990          0.995            34,880
                                                       2004      0.998          0.990            10,163
                                                       2003      1.000          0.998                --

  LMPVPIII Social Awareness Stock Subaccount (5/04)..  2006      1.069          1.130            26,028
                                                       2005      1.044          1.069            26,039
                                                       2004      0.945          1.044            17,765

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (8/03).............................................  2006      1.389          1.598            68,065
                                                       2005      1.371          1.389            60,328
                                                       2004      1.240          1.371             4,534
                                                       2003      1.000          1.240                --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03).............................................  2006      1.623          1.787           210,375
                                                       2005      1.528          1.623           231,846
                                                       2004      1.255          1.528            37,728
                                                       2003      1.000          1.255                --

Managed Assets Trust
  Managed Assets Trust (5/04)........................  2006      1.079          1.112                --
                                                       2005      1.059          1.079            56,421
                                                       2004      0.981          1.059            49,466

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      1.783          1.695           126,325

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006      1.235          1.299           115,963

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06).............................................  2006      1.537          1.624           285,159

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.268          1.348                --

  MIST Harris Oakmark International Subaccount (Class
  A) (4/06) *........................................  2006      1.769          1.946            55,477

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.632          1.670            24,527

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)...................................  2006      1.112          1.173            66,407

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.245          1.302            15,453

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06) *.................................  2006      1.001          1.075           210,593

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (5/06).............................................  2006      0.964          1.070                --

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.451          1.430            39,142

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (4/06).............................................  2006      1.270          1.258                --

  MIST MFS Value Subaccount (Class A) (4/06).........  2006      1.251          1.379           150,001

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.218           231,381

  MIST Pioneer Fund Subaccount (Class A) (4/06)......  2006      1.429          1.533             6,138

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.102          1.158                --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06).............................................  2006      1.112          1.149           116,056

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (4/06)..........................................  2006      1.003          1.027           165,195

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.531          1.491            42,181

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      1.013          1.051            48,424

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.000          1.021           394,441

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.361          1.377            38,871

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.429          1.463           108,810

  MSF MetLife Aggressive Allocation Subaccount
  (4/06).............................................  2006      1.002          1.058                --

  MSF MetLife Conservative Allocation Subaccount
  (4/06).............................................  2006      1.001          1.041                --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (4/06)..................................  2006      1.002          1.047                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF MetLife Moderate Allocation Subaccount (4/06)..  2006      1.002          1.052            17,930

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (4/06)..................................  2006      1.002          1.057            46,438

  MSF MFS Total Return Subaccount (Class F) (4/06)...  2006      1.280          1.366           343,272

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.049         1,079,955

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06)...................................  2006      0.998          1.067             7,893

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)........................  2006      1.077          1.142           164,033

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *......................  2006      1.030          1.063           339,631

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.993          1.000                --
                                                       2005      0.983          0.993           581,206
                                                       2004      0.992          0.983           747,359
                                                       2003      1.000          0.992             1,126

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (6/04).....................................  2006      1.090          1.151                --
                                                       2005      1.051          1.090            87,788
                                                       2004      0.992          1.051            31,878

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (6/03)......................................  2006      1.118          1.104           104,297
                                                       2005      1.116          1.118            93,382
                                                       2004      1.044          1.116             9,422
                                                       2003      1.000          1.044             1,491

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (6/03)......................................  2006      1.046          1.065           206,908
                                                       2005      1.040          1.046           169,122
                                                       2004      1.011          1.040            75,474
                                                       2003      1.000          1.011             2,745

Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (9/03).........................................  2006      1.620          2.030                --
                                                       2005      1.471          1.620                --
                                                       2004      1.291          1.471                --
                                                       2003      1.000          1.291                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03).............................................  2006      1.855          2.135            82,971
                                                       2005      1.767          1.855            95,187
                                                       2004      1.427          1.767            31,962
                                                       2003      1.000          1.427             3,895

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (8/03).............................................  2006      1.364          1.451                --
                                                       2005      1.278          1.364            39,266
                                                       2004      1.223          1.278            29,462
                                                       2003      1.000          1.223                --

  Travelers Convertible Securities Subaccount
  (9/03).............................................  2006      1.169          1.245                --
                                                       2005      1.187          1.169            19,778
                                                       2004      1.138          1.187             7,799
                                                       2003      1.000          1.138                --

  Travelers Disciplined Mid Cap Stock Subaccount
  (8/03).............................................  2006      1.634          1.783                --
                                                       2005      1.482          1.634           122,892
                                                       2004      1.297          1.482            31,303
                                                       2003      1.000          1.297                --

  Travelers Equity Income Subaccount (9/03)..........  2006      1.362          1.429                --
                                                       2005      1.328          1.362           140,411
                                                       2004      1.232          1.328            56,633
                                                       2003      1.000          1.232                --

  Travelers Federated High Yield Subaccount (7/03)...  2006      1.206          1.235                --
                                                       2005      1.198          1.206           102,366
                                                       2004      1.106          1.198            49,034
                                                       2003      1.000          1.106                --

  Travelers Federated Stock Subaccount (10/03).......  2006      1.399          1.448                --
                                                       2005      1.354          1.399            21,929
                                                       2004      1.248          1.354            14,652
                                                       2003      1.000          1.248                --

  Travelers Large Cap Subaccount (11/03).............  2006      1.322          1.361                --
                                                       2005      1.240          1.322            15,116
                                                       2004      1.186          1.240            14,801
                                                       2003      1.000          1.186                --

  Travelers Managed Allocation Series: Aggressive
  Subaccount (5/05)..................................  2006      1.098          1.166                --
                                                       2005      1.019          1.098                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Managed Allocation Series: Conservative
  Subaccount (6/05)..................................  2006      1.028          1.031                --
                                                       2005      1.017          1.028                --

  Travelers Managed Allocation Series: Moderate
  Subaccount (5/05)..................................  2006      1.065          1.102                --
                                                       2005      1.000          1.065                --

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (5/05).......................  2006      1.076          1.121                --
                                                       2005      1.000          1.076            41,561

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (5/05).....................  2006      1.045          1.064                --
                                                       2005      1.000          1.045                --

  Travelers Mercury Large Cap Core Subaccount
  (6/03).............................................  2006      1.449          1.537                --
                                                       2005      1.318          1.449           104,855
                                                       2004      1.159          1.318            50,116
                                                       2003      1.000          1.159                --

  Travelers MFS Mid Cap Growth Subaccount (6/03).....  2006      1.448          1.531                --
                                                       2005      1.432          1.448            51,424
                                                       2004      1.279          1.432             5,006
                                                       2003      1.000          1.279             4,097

  Travelers MFS Total Return Subaccount (6/03).......  2006      1.241          1.280                --
                                                       2005      1.229          1.241           312,718
                                                       2004      1.124          1.229           191,205
                                                       2003      1.000          1.124            13,777

  Travelers MFS Value Subaccount (5/04)..............  2006      1.158          1.251                --
                                                       2005      1.109          1.158           286,064
                                                       2004      0.961          1.109            91,359

  Travelers Mondrian International Stock Subaccount
  (8/03).............................................  2006      1.542          1.769                --
                                                       2005      1.435          1.542            59,434
                                                       2004      1.263          1.435            29,191
                                                       2003      1.000          1.263                --

  Travelers Pioneer Fund Subaccount (6/03)...........  2006      1.348          1.429                --
                                                       2005      1.296          1.348             6,189
                                                       2004      1.189          1.296             6,200
                                                       2003      1.000          1.189             3,919

  Travelers Pioneer Mid Cap Value Subaccount (5/05)..  2006      1.048          1.102                --
                                                       2005      1.000          1.048                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Pioneer Strategic Income Subaccount
  (5/04).............................................  2006      1.102          1.112                --
                                                       2005      1.083          1.102           107,892
                                                       2004      0.970          1.083            65,593

  Travelers Quality Bond Subaccount (6/03)...........  2006      1.024          1.013                --
                                                       2005      1.027          1.024            48,613
                                                       2004      1.013          1.027            29,044
                                                       2003      1.000          1.013             4,268

  Travelers Strategic Equity Subaccount (8/03).......  2006      1.327          1.384                --
                                                       2005      1.326          1.327            20,293
                                                       2004      1.226          1.326            20,021
                                                       2003      1.000          1.226                --

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (5/05)..................................  2006      1.105          1.270                --
                                                       2005      1.000          1.105                --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (5/05)..................................  2006      1.106          1.268                --
                                                       2005      1.000          1.106                --

  Travelers U.S. Government Securities Subaccount
  (7/04).............................................  2006      1.069          1.030                --
                                                       2005      1.044          1.069           321,895
                                                       2004      1.002          1.044            51,413

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03).............................................  2006      1.481          1.686           100,319
                                                       2005      1.450          1.481           221,305
                                                       2004      1.258          1.450            13,821
                                                       2003      1.000          1.258             3,744

  Van Kampen LIT Enterprise Subaccount (Class II)
  (10/03)............................................  2006      1.278          1.338                --
                                                       2005      1.207          1.278                --
                                                       2004      1.185          1.207                --
                                                       2003      1.000          1.185                --

Variable Insurance Products Fund
  VIP Contrafund Subaccount (Service Class 2)
  (6/03).............................................  2006      1.600          1.749           117,820
                                                       2005      1.398          1.600           172,203
                                                       2004      1.237          1.398            29,571
                                                       2003      1.000          1.237             3,789

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (7/03)...........................  2006      1.392          1.554            20,082
                                                       2005      1.175          1.392            20,089
                                                       2004      1.183          1.175             3,414
                                                       2003      1.000          1.183                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  VIP Mid Cap Subaccount (Service Class 2) (9/03)....  2006      1.994          2.199           209,155
                                                       2005      1.722          1.994           240,547
                                                       2004      1.408          1.722            79,153
                                                       2003      1.000          1.408                --




                         SEPARATE ACCOUNT CHARGES 1.95%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (6/03)...................................  2006      1.368          1.333                 --
                                                       2005      1.215          1.368            793,672
                                                       2004      1.143          1.215            469,252
                                                       2003      1.000          1.143             87,307

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03).............................................  2006      1.639          1.936          3,366,741
                                                       2005      1.465          1.639          3,123,402
                                                       2004      1.316          1.465          1,971,785
                                                       2003      1.000          1.316             65,426

  American Funds Growth Subaccount (Class 2) (6/03)..  2006      1.579          1.707         11,576,945
                                                       2005      1.385          1.579         12,137,545
                                                       2004      1.256          1.385          6,624,019
                                                       2003      1.000          1.256            122,741

  American Funds Growth-Income Subaccount (Class 2)
  (6/03).............................................  2006      1.408          1.591         10,171,532
                                                       2005      1.357          1.408         10,139,596
                                                       2004      1.253          1.357          5,706,279
                                                       2003      1.000          1.253             43,217

Capital Appreciation Fund
  Capital Appreciation Fund (8/03)...................  2006      1.649          1.629                 --
                                                       2005      1.422          1.649          1,479,766
                                                       2004      1.213          1.422            599,737
                                                       2003      1.000          1.213                 --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (8/03).............................................  2006      1.707          2.221                 --
                                                       2005      1.624          1.707          1,779,502
                                                       2004      1.261          1.624          1,122,483
                                                       2003      1.000          1.261             44,975

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (7/03).....................................  2006      1.232          1.407            538,139
                                                       2005      1.204          1.232            529,352
                                                       2004      1.168          1.204            416,115
                                                       2003      1.000          1.168            109,773

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (7/03).....................................  2006      1.451          1.477          1,918,497
                                                       2005      1.399          1.451          2,057,883
                                                       2004      1.281          1.399          1,346,712
                                                       2003      1.000          1.281             28,075

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (4/04).................................  2006      1.305          1.417                 --
                                                       2005      1.208          1.305          1,246,905
                                                       2004      1.078          1.208            332,079
                                                       2003      1.000          1.078                 --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (1/04).................................  2006      1.302          1.450                 --
                                                       2005      1.206          1.302          1,799,560
                                                       2004      1.071          1.206            561,404
                                                       2003      1.000          1.071                 --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (8/03)..........................................  2006      1.442          1.674                 --
                                                       2005      1.330          1.442          1,875,407
                                                       2004      1.204          1.330            826,447
                                                       2003      1.000          1.204             22,515

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (8/03)........................  2006      2.255          2.833          1,230,125
                                                       2005      1.804          2.255          1,316,350
                                                       2004      1.475          1.804            830,664
                                                       2003      1.000          1.475              1,590

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.676          1.996          2,107,750
                                                       2005      1.551          1.676          1,971,054
                                                       2004      1.334          1.551            868,465
                                                       2003      1.214          1.334            104,988

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (8/03)...................................  2006      1.608          1.921                 --
                                                       2005      1.506          1.608          2,209,769
                                                       2004      1.324          1.506          1,231,639
                                                       2003      1.000          1.324             45,353

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


High Yield Bond Trust
  High Yield Bond Trust (6/04).......................  2006      1.053          1.076                 --
                                                       2005      1.060          1.053          1,181,479
                                                       2004      0.990          1.060            319,927

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (6/03).............................................  2006      1.224          1.263                 --
                                                       2005      1.159          1.224            192,832
                                                       2004      1.092          1.159            169,513
                                                       2003      1.000          1.092             37,800

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (8/03)............................  2006      1.467          1.530             97,268
                                                       2005      1.332          1.467             97,397
                                                       2004      1.189          1.332             95,391
                                                       2003      1.000          1.189              8,070

  Janus Aspen Global Technology Subaccount (Service
  Shares) (8/03).....................................  2006      1.492          1.577            284,074
                                                       2005      1.363          1.492            205,963
                                                       2004      1.382          1.363            169,660
                                                       2003      1.000          1.382              3,172

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (8/03).....................................  2006      1.327          1.535             83,634
                                                       2005      1.282          1.327             84,665
                                                       2004      1.250          1.282             37,523
                                                       2003      1.000          1.250             23,765

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (8/03)......  2006      1.529          1.711                 --
                                                       2005      1.499          1.529          1,251,339
                                                       2004      1.331          1.499            857,206
                                                       2003      1.000          1.331             23,413

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (6/03).........  2006      1.417          1.641          1,011,878
                                                       2005      1.388          1.417          1,044,865
                                                       2004      1.307          1.388            896,442
                                                       2003      1.000          1.307             26,477

  LMPVPI Investors Subaccount (Class I) (8/03).......  2006      1.437          1.667            972,353
                                                       2005      1.375          1.437            969,240
                                                       2004      1.271          1.375            699,397
                                                       2003      1.000          1.271              3,339

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Large Cap Growth Subaccount (Class I)
  (8/03).............................................  2006      1.327          1.357            840,406
                                                       2005      1.286          1.327            942,729
                                                       2004      1.305          1.286            689,281
                                                       2003      1.000          1.305             31,437

  LMPVPI Small Cap Growth Subaccount (Class I)
  (7/03).............................................  2006      1.656          1.832          1,014,464
                                                       2005      1.610          1.656          1,020,115
                                                       2004      1.426          1.610            771,298
                                                       2003      1.000          1.426            132,722

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (8/03).............................................  2006      1.465          1.595          1,681,456
                                                       2005      1.359          1.465          1,865,202
                                                       2004      1.270          1.359          1,053,751
                                                       2003      1.000          1.270             19,886

  LMPVPII Equity Index Subaccount (Class II) (5/03)..  2006      1.336          1.508          3,945,049
                                                       2005      1.307          1.336          4,114,469
                                                       2004      1.209          1.307          2,659,892
                                                       2003      1.000          1.209            158,338

  LMPVPII Growth and Income Subaccount (Class I)
  (10/03)............................................  2006      1.324          1.459            605,842
                                                       2005      1.302          1.324            613,783
                                                       2004      1.225          1.302            495,859
                                                       2003      1.000          1.225             17,948

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (11/03)............................................  2006      0.994          1.015            678,600
                                                       2005      0.990          0.994            674,780
                                                       2004      0.998          0.990            347,136
                                                       2003      1.000          0.998                 --

  LMPVPIII Social Awareness Stock Subaccount (5/04)..  2006      1.068          1.128            315,674
                                                       2005      1.043          1.068            302,015
                                                       2004      0.945          1.043            183,909

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (8/03).............................................  2006      1.387          1.595          2,844,428
                                                       2005      1.370          1.387          2,869,388
                                                       2004      1.240          1.370          1,520,644
                                                       2003      1.000          1.240            115,681

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03).............................................  2006      1.620          1.783          2,187,859
                                                       2005      1.527          1.620          2,379,693
                                                       2004      1.255          1.527          1,303,438
                                                       2003      1.000          1.255             80,924

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Managed Assets Trust
  Managed Assets Trust (5/04)........................  2006      1.078          1.111                 --
                                                       2005      1.058          1.078            571,912
                                                       2004      0.981          1.058            330,502

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      1.780          1.691          1,064,810

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006      1.233          1.297          1,344,570

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06).............................................  2006      1.534          1.621            501,854

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.267          1.347            107,093

  MIST Harris Oakmark International Subaccount (Class
  A) (4/06) *........................................  2006      1.766          1.942          1,014,247

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.629          1.667          1,416,068

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)...................................  2006      1.111          1.171            550,789

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.243          1.299            970,095

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06) *.................................  2006      1.001          1.075          4,289,728

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (5/06).............................................  2006      0.964          1.069             16,750

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.448          1.427            503,597

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (4/06).............................................  2006      1.270          1.257             11,007

  MIST MFS Value Subaccount (Class A) (4/06).........  2006      1.249          1.377          1,237,756

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.217          3,327,924

  MIST Pioneer Fund Subaccount (Class A) (4/06)......  2006      1.427          1.530            195,402

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.102          1.157             53,810

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06).............................................  2006      1.111          1.148          2,089,353

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (4/06)..........................................  2006      1.003          1.026          4,761,757

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.528          1.488          1,137,990

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      1.012          1.049          2,358,263

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      0.999          1.019          4,895,334

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.359          1.374            857,677

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.427          1.461          2,653,275

  MSF MetLife Aggressive Allocation Subaccount
  (4/06).............................................  2006      1.002          1.058             82,727

  MSF MetLife Conservative Allocation Subaccount
  (4/06).............................................  2006      1.001          1.040            762,906

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (4/06)..................................  2006      1.002          1.047              2,917

  MSF MetLife Moderate Allocation Subaccount (4/06)..  2006      1.002          1.052            337,659

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (4/06)..................................  2006      1.002          1.057            578,819

  MSF MFS Total Return Subaccount (Class F) (4/06)...  2006      1.278          1.363         10,143,003

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.049          5,471,677

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06)...................................  2006      0.998          1.066          1,039,381

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)........................  2006      1.076          1.140          1,081,187

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *......................  2006      1.029          1.062          1,334,624

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.991          0.999                 --
                                                       2005      0.982          0.991          3,300,924
                                                       2004      0.992          0.982          1,734,183
                                                       2003      1.000          0.992            209,193

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (6/04).....................................  2006      1.089          1.149                 --
                                                       2005      1.050          1.089            682,828
                                                       2004      0.992          1.050            378,303

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (6/03)......................................  2006      1.116          1.102          3,258,670
                                                       2005      1.115          1.116          3,225,995
                                                       2004      1.044          1.115          1,976,057
                                                       2003      1.000          1.044            261,423

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (6/03)......................................  2006      1.044          1.063          6,528,801
                                                       2005      1.039          1.044          6,067,515
                                                       2004      1.010          1.039          3,393,587
                                                       2003      1.000          1.010            289,491

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (9/03).........................................  2006      1.618          2.026            133,519
                                                       2005      1.470          1.618            135,557
                                                       2004      1.290          1.470            141,582
                                                       2003      1.000          1.290             58,031

  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03).............................................  2006      1.853          2.131          1,903,526
                                                       2005      1.765          1.853          1,882,922
                                                       2004      1.426          1.765            971,208
                                                       2003      1.000          1.426             52,490

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (8/03).............................................  2006      1.362          1.448                 --
                                                       2005      1.277          1.362            540,556
                                                       2004      1.223          1.277            411,722
                                                       2003      1.000          1.223             12,633

  Travelers Convertible Securities Subaccount
  (9/03).............................................  2006      1.167          1.243                 --
                                                       2005      1.186          1.167            772,787
                                                       2004      1.138          1.186            627,967
                                                       2003      1.000          1.138             17,795

  Travelers Disciplined Mid Cap Stock Subaccount
  (8/03).............................................  2006      1.632          1.780                 --
                                                       2005      1.480          1.632          1,091,023
                                                       2004      1.296          1.480            774,866
                                                       2003      1.000          1.296             29,961

  Travelers Equity Income Subaccount (9/03)..........  2006      1.360          1.427                 --
                                                       2005      1.327          1.360          2,632,566
                                                       2004      1.232          1.327          1,629,066
                                                       2003      1.000          1.232             71,218

  Travelers Federated High Yield Subaccount (7/03)...  2006      1.204          1.233                 --
                                                       2005      1.197          1.204          1,386,583
                                                       2004      1.106          1.197          1,035,075
                                                       2003      1.000          1.106            199,446

  Travelers Federated Stock Subaccount (10/03).......  2006      1.397          1.445                 --
                                                       2005      1.353          1.397            311,620
                                                       2004      1.248          1.353            154,663
                                                       2003      1.000          1.248                 --

  Travelers Large Cap Subaccount (11/03).............  2006      1.320          1.359                 --
                                                       2005      1.238          1.320            689,915
                                                       2004      1.186          1.238            518,477
                                                       2003      1.000          1.186                 --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Managed Allocation Series: Aggressive
  Subaccount (5/05)..................................  2006      1.098          1.166                 --
                                                       2005      1.019          1.098             99,439

  Travelers Managed Allocation Series: Conservative
  Subaccount (6/05)..................................  2006      1.028          1.031                 --
                                                       2005      1.017          1.028                 --

  Travelers Managed Allocation Series: Moderate
  Subaccount (5/05)..................................  2006      1.065          1.102                 --
                                                       2005      1.000          1.065            156,637

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (5/05).......................  2006      1.075          1.120                 --
                                                       2005      1.000          1.075            411,172

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (5/05).....................  2006      1.044          1.064                 --
                                                       2005      1.000          1.044                 --

  Travelers Mercury Large Cap Core Subaccount
  (6/03).............................................  2006      1.447          1.534                 --
                                                       2005      1.316          1.447            487,899
                                                       2004      1.158          1.316            188,089
                                                       2003      1.000          1.158             23,203

  Travelers MFS Mid Cap Growth Subaccount (6/03).....  2006      1.446          1.528                 --
                                                       2005      1.431          1.446          1,079,333
                                                       2004      1.279          1.431            319,453
                                                       2003      1.000          1.279             51,741

  Travelers MFS Total Return Subaccount (6/03).......  2006      1.240          1.278                 --
                                                       2005      1.228          1.240          9,762,209
                                                       2004      1.123          1.228          4,827,696
                                                       2003      1.000          1.123            374,060

  Travelers MFS Value Subaccount (5/04)..............  2006      1.157          1.249                 --
                                                       2005      1.109          1.157          1,136,401
                                                       2004      0.961          1.109            310,303

  Travelers Mondrian International Stock Subaccount
  (8/03).............................................  2006      1.540          1.766                 --
                                                       2005      1.433          1.540            888,545
                                                       2004      1.263          1.433            353,043
                                                       2003      1.000          1.263             12,218

  Travelers Pioneer Fund Subaccount (6/03)...........  2006      1.346          1.427                 --
                                                       2005      1.295          1.346            194,985
                                                       2004      1.188          1.295            105,715
                                                       2003      1.000          1.188              5,784

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Pioneer Mid Cap Value Subaccount (5/05)..  2006      1.048          1.102                 --
                                                       2005      1.000          1.048                 --

  Travelers Pioneer Strategic Income Subaccount
  (5/04).............................................  2006      1.101          1.111                 --
                                                       2005      1.083          1.101          2,057,213
                                                       2004      0.970          1.083            994,140

  Travelers Quality Bond Subaccount (6/03)...........  2006      1.022          1.012                 --
                                                       2005      1.026          1.022          1,880,490
                                                       2004      1.013          1.026          1,717,034
                                                       2003      1.000          1.013            122,184

  Travelers Strategic Equity Subaccount (8/03).......  2006      1.326          1.382                 --
                                                       2005      1.325          1.326            140,591
                                                       2004      1.225          1.325            129,321
                                                       2003      1.000          1.225             20,681

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (5/05)..................................  2006      1.104          1.270                 --
                                                       2005      1.000          1.104                 --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (5/05)..................................  2006      1.106          1.267                 --
                                                       2005      1.000          1.106                 --

  Travelers U.S. Government Securities Subaccount
  (7/04).............................................  2006      1.068          1.029                 --
                                                       2005      1.044          1.068          1,243,133
                                                       2004      1.002          1.044            432,527

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03).............................................  2006      1.479          1.683          2,212,986
                                                       2005      1.448          1.479          2,259,655
                                                       2004      1.258          1.448          1,422,858
                                                       2003      1.000          1.258            134,028

  Van Kampen LIT Enterprise Subaccount (Class II)
  (10/03)............................................  2006      1.276          1.336             86,112
                                                       2005      1.206          1.276             86,558
                                                       2004      1.185          1.206             86,646
                                                       2003      1.000          1.185             20,751

Variable Insurance Products Fund
  VIP Contrafund Subaccount (Service Class 2)
  (6/03).............................................  2006      1.598          1.746          3,943,852
                                                       2005      1.396          1.598          3,641,955
                                                       2004      1.237          1.396          2,101,242
                                                       2003      1.000          1.237             43,662

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (7/03)...........................  2006      1.390          1.551            369,513
                                                       2005      1.174          1.390            385,554
                                                       2004      1.182          1.174            209,768
                                                       2003      1.000          1.182            100,949

  VIP Mid Cap Subaccount (Service Class 2) (9/03)....  2006      1.991          2.195          3,567,777
                                                       2005      1.720          1.991          3,508,051
                                                       2004      1.407          1.720          1,959,110
                                                       2003      1.000          1.407             29,632




                         SEPARATE ACCOUNT CHARGES 2.00%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (6/03)...................................  2006      1.319          1.285             --
                                                       2005      1.172          1.319             --
                                                       2004      1.103          1.172             --
                                                       2003      1.000          1.103             --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03).............................................  2006      1.502          1.773             --
                                                       2005      1.343          1.502             --
                                                       2004      1.207          1.343             --
                                                       2003      1.000          1.207             --

  American Funds Growth Subaccount (Class 2) (6/03)..  2006      1.449          1.565             --
                                                       2005      1.272          1.449             --
                                                       2004      1.153          1.272             --
                                                       2003      1.000          1.153             --

  American Funds Growth-Income Subaccount (Class 2)
  (6/03).............................................  2006      1.291          1.458             --
                                                       2005      1.245          1.291             --
                                                       2004      1.151          1.245             --
                                                       2003      1.000          1.151             --

Capital Appreciation Fund
  Capital Appreciation Fund (8/03)...................  2006      1.541          1.523             --
                                                       2005      1.330          1.541             --
                                                       2004      1.135          1.330             --
                                                       2003      1.039          1.135             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (8/03).............................................  2006      1.643          2.136             --
                                                       2005      1.564          1.643             --
                                                       2004      1.214          1.564             --
                                                       2003      1.064          1.214             --

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (7/03).....................................  2006      1.148          1.311             --
                                                       2005      1.122          1.148             --
                                                       2004      1.090          1.122             --
                                                       2003      1.000          1.090             --

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (7/03).....................................  2006      1.344          1.367             --
                                                       2005      1.296          1.344             --
                                                       2004      1.187          1.296             --
                                                       2003      1.062          1.187             --

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (4/04).................................  2006      1.304          1.416             --
                                                       2005      1.207          1.304             --
                                                       2004      1.081          1.207             --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (1/04).................................  2006      1.301          1.448             --
                                                       2005      1.205          1.301             --
                                                       2004      1.123          1.205             --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (8/03)..........................................  2006      1.346          1.562             --
                                                       2005      1.242          1.346             --
                                                       2004      1.125          1.242             --
                                                       2003      1.009          1.125             --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (8/03)........................  2006      2.029          2.548             --
                                                       2005      1.625          2.029             --
                                                       2004      1.329          1.625             --
                                                       2003      1.095          1.329             --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.526          1.817             --
                                                       2005      1.413          1.526             --
                                                       2004      1.216          1.413             --
                                                       2003      1.107          1.216             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (8/03)...................................  2006      1.439          1.718             --
                                                       2005      1.348          1.439             --
                                                       2004      1.186          1.348             --
                                                       2003      1.021          1.186             --

High Yield Bond Trust
  High Yield Bond Trust (6/04).......................  2006      1.053          1.075             --
                                                       2005      1.060          1.053             --
                                                       2004      0.990          1.060             --

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (6/03).............................................  2006      1.179          1.216             --
                                                       2005      1.117          1.179             --
                                                       2004      1.052          1.117             --
                                                       2003      1.000          1.052             --

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (8/03)............................  2006      1.371          1.429             --
                                                       2005      1.245          1.371             --
                                                       2004      1.112          1.245             --
                                                       2003      1.022          1.112             --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (8/03).....................................  2006      1.335          1.411             --
                                                       2005      1.221          1.335             --
                                                       2004      1.239          1.221             --
                                                       2003      1.138          1.239             --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (8/03).....................................  2006      1.215          1.405             --
                                                       2005      1.174          1.215             --
                                                       2004      1.146          1.174             --
                                                       2003      1.010          1.146             --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (8/03)......  2006      1.412          1.579             --
                                                       2005      1.385          1.412             --
                                                       2004      1.230          1.385             --
                                                       2003      1.062          1.230             --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (6/03).........  2006      1.282          1.484             --
                                                       2005      1.257          1.282             --
                                                       2004      1.184          1.257             --
                                                       2003      1.000          1.184             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Investors Subaccount (Class I) (8/03).......  2006      1.286          1.491             --
                                                       2005      1.232          1.286             --
                                                       2004      1.138          1.232             --
                                                       2003      1.005          1.138             --

  LMPVPI Large Cap Growth Subaccount (Class I)
  (8/03).............................................  2006      1.202          1.228             --
                                                       2005      1.165          1.202             --
                                                       2004      1.182          1.165             --
                                                       2003      1.035          1.182             --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (7/03).............................................  2006      1.481          1.637             --
                                                       2005      1.440          1.481             --
                                                       2004      1.276          1.440             --
                                                       2003      1.084          1.276             --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (8/03).............................................  2006      1.331          1.449             --
                                                       2005      1.235          1.331             --
                                                       2004      1.155          1.235             --
                                                       2003      1.023          1.155             --

  LMPVPII Equity Index Subaccount (Class II) (5/03)..  2006      1.243          1.402             --
                                                       2005      1.216          1.243             --
                                                       2004      1.126          1.216             --
                                                       2003      1.000          1.126             --

  LMPVPII Growth and Income Subaccount (Class I)
  (10/03)............................................  2006      1.217          1.341             --
                                                       2005      1.198          1.217             --
                                                       2004      1.128          1.198             --
                                                       2003      1.054          1.128             --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (11/03)............................................  2006      0.993          1.013             --
                                                       2005      0.989          0.993             --
                                                       2004      0.998          0.989             --
                                                       2003      0.998          0.998             --

  LMPVPIII Social Awareness Stock Subaccount (5/04)..  2006      1.067          1.127             --
                                                       2005      1.043          1.067             --
                                                       2004      0.945          1.043             --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (8/03).............................................  2006      1.289          1.482             --
                                                       2005      1.274          1.289             --
                                                       2004      1.154          1.274             --
                                                       2003      1.022          1.154             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03).............................................  2006      1.502          1.652             --
                                                       2005      1.415          1.502             --
                                                       2004      1.164          1.415             --
                                                       2003      1.000          1.164             --

Managed Assets Trust
  Managed Assets Trust (5/04)........................  2006      1.077          1.110             --
                                                       2005      1.058          1.077             --
                                                       2004      0.981          1.058             --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      1.634          1.552             --

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006      1.192          1.253             --

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06).............................................  2006      1.437          1.517             --

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.266          1.346             --

  MIST Harris Oakmark International Subaccount (Class
  A) (4/06) *........................................  2006      1.632          1.793             --

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.523          1.557             --

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)...................................  2006      1.110          1.170             --

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.181          1.235             --

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06) *.................................  2006      1.001          1.075             --

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (5/06).............................................  2006      0.964          1.069             --

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.365          1.345             --

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (4/06).............................................  2006      1.269          1.256             --

  MIST MFS Value Subaccount (Class A) (4/06).........  2006      1.248          1.376             --

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.217             --

  MIST Pioneer Fund Subaccount (Class A) (4/06)......  2006      1.351          1.449             --

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.101          1.156             --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06).............................................  2006      1.110          1.146             --

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (4/06)..........................................  2006      1.003          1.026             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.387          1.351             --

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      0.989          1.024             --

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      0.999          1.019             --

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.291          1.305             --

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.324          1.354             --

  MSF MetLife Aggressive Allocation Subaccount
  (4/06).............................................  2006      1.002          1.057             --

  MSF MetLife Conservative Allocation Subaccount
  (4/06).............................................  2006      1.001          1.040             --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (4/06)..................................  2006      1.002          1.046             --

  MSF MetLife Moderate Allocation Subaccount (4/06)..  2006      1.002          1.052             --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (4/06)..................................  2006      1.002          1.057             --

  MSF MFS Total Return Subaccount (Class F) (4/06)...  2006      1.206          1.285             --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.048             --

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06)...................................  2006      0.998          1.066             --

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)........................  2006      1.075          1.139             --

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *......................  2006      1.028          1.061             --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.992          0.999             --
                                                       2005      0.983          0.992             --
                                                       2004      0.993          0.983             --
                                                       2003      0.998          0.993             --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (6/04).....................................  2006      1.088          1.148             --
                                                       2005      1.050          1.088             --
                                                       2004      0.991          1.050             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (6/03)......................................  2006      1.061          1.047             --
                                                       2005      1.060          1.061             --
                                                       2004      0.993          1.060             --
                                                       2003      1.000          0.993             --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (6/03)......................................  2006      1.019          1.037             --
                                                       2005      1.014          1.019             --
                                                       2004      0.987          1.014             --
                                                       2003      1.000          0.987             --

Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (9/03).........................................  2006      1.480          1.854             --
                                                       2005      1.346          1.480             --
                                                       2004      1.182          1.346             --
                                                       2003      1.039          1.182             --

  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03).............................................  2006      1.657          1.905             --
                                                       2005      1.579          1.657             --
                                                       2004      1.276          1.579             --
                                                       2003      1.000          1.276             --

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (8/03).............................................  2006      1.284          1.365             --
                                                       2005      1.204          1.284             --
                                                       2004      1.154          1.204             --
                                                       2003      1.075          1.154             --

  Travelers Convertible Securities Subaccount
  (9/03).............................................  2006      1.110          1.181             --
                                                       2005      1.128          1.110             --
                                                       2004      1.083          1.128             --
                                                       2003      1.020          1.083             --

  Travelers Disciplined Mid Cap Stock Subaccount
  (8/03).............................................  2006      1.498          1.634             --
                                                       2005      1.359          1.498             --
                                                       2004      1.191          1.359             --
                                                       2003      1.081          1.191             --

  Travelers Equity Income Subaccount (9/03)..........  2006      1.262          1.324             --
                                                       2005      1.232          1.262             --
                                                       2004      1.144          1.232             --
                                                       2003      1.057          1.144             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Federated High Yield Subaccount (7/03)...  2006      1.164          1.192             --
                                                       2005      1.158          1.164             --
                                                       2004      1.070          1.158             --
                                                       2003      1.005          1.070             --

  Travelers Federated Stock Subaccount (10/03).......  2006      1.271          1.314             --
                                                       2005      1.231          1.271             --
                                                       2004      1.136          1.231             --
                                                       2003      1.012          1.136             --

  Travelers Large Cap Subaccount (11/03).............  2006      1.254          1.291             --
                                                       2005      1.177          1.254             --
                                                       2004      1.127          1.177             --
                                                       2003      1.084          1.127             --

  Travelers Managed Allocation Series: Aggressive
  Subaccount (5/05)..................................  2006      1.097          1.165             --
                                                       2005      1.019          1.097             --

  Travelers Managed Allocation Series: Conservative
  Subaccount (6/05)..................................  2006      1.028          1.030             --
                                                       2005      1.017          1.028             --

  Travelers Managed Allocation Series: Moderate
  Subaccount (5/05)..................................  2006      1.064          1.101             --
                                                       2005      1.000          1.064             --

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (5/05).......................  2006      1.075          1.120             --
                                                       2005      1.000          1.075             --

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (5/05).....................  2006      1.044          1.063             --
                                                       2005      1.000          1.044             --

  Travelers Mercury Large Cap Core Subaccount
  (6/03).............................................  2006      1.355          1.437             --
                                                       2005      1.233          1.355             --
                                                       2004      1.086          1.233             --
                                                       2003      0.993          1.086             --

  Travelers MFS Mid Cap Growth Subaccount (6/03).....  2006      1.313          1.387             --
                                                       2005      1.299          1.313             --
                                                       2004      1.162          1.299             --
                                                       2003      1.000          1.162             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers MFS Total Return Subaccount (6/03).......  2006      1.170          1.206             --
                                                       2005      1.159          1.170             --
                                                       2004      1.061          1.159             --
                                                       2003      1.000          1.061             --

  Travelers MFS Value Subaccount (5/04)..............  2006      1.157          1.248             --
                                                       2005      1.108          1.157             --
                                                       2004      0.961          1.108             --

  Travelers Mondrian International Stock Subaccount
  (8/03).............................................  2006      1.423          1.632             --
                                                       2005      1.325          1.423             --
                                                       2004      1.168          1.325             --
                                                       2003      1.008          1.168             --

  Travelers Pioneer Fund Subaccount (6/03)...........  2006      1.275          1.351             --
                                                       2005      1.227          1.275             --
                                                       2004      1.127          1.227             --
                                                       2003      1.000          1.127             --

  Travelers Pioneer Mid Cap Value Subaccount (5/05)..  2006      1.048          1.101             --
                                                       2005      1.000          1.048             --

  Travelers Pioneer Strategic Income Subaccount
  (5/04).............................................  2006      1.100          1.110             --
                                                       2005      1.082          1.100             --
                                                       2004      0.970          1.082             --

  Travelers Quality Bond Subaccount (6/03)...........  2006      0.999          0.989             --
                                                       2005      1.003          0.999             --
                                                       2004      0.991          1.003             --
                                                       2003      1.000          0.991             --

  Travelers Strategic Equity Subaccount (8/03).......  2006      1.233          1.285             --
                                                       2005      1.233          1.233             --
                                                       2004      1.141          1.233             --
                                                       2003      1.062          1.141             --

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (5/05)..................................  2006      1.104          1.269             --
                                                       2005      1.000          1.104             --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (5/05)..................................  2006      1.105          1.266             --
                                                       2005      1.000          1.105             --

  Travelers U.S. Government Securities Subaccount
  (7/04).............................................  2006      1.067          1.028             --
                                                       2005      1.044          1.067             --
                                                       2004      1.002          1.044             --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03).............................................  2006      1.337          1.520             --
                                                       2005      1.310          1.337             --
                                                       2004      1.138          1.310             --
                                                       2003      1.000          1.138             --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (10/03)............................................  2006      1.209          1.266             --
                                                       2005      1.144          1.209             --
                                                       2004      1.124          1.144             --
                                                       2003      1.064          1.124             --

Variable Insurance Products Fund
  VIP Contrafund Subaccount (Service Class 2)
  (6/03).............................................  2006      1.501          1.639             --
                                                       2005      1.312          1.501             --
                                                       2004      1.163          1.312             --
                                                       2003      1.000          1.163             --

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (7/03)...........................  2006      1.287          1.436             --
                                                       2005      1.088          1.287             --
                                                       2004      1.096          1.088             --
                                                       2003      1.021          1.096             --

  VIP Mid Cap Subaccount (Service Class 2) (9/03)....  2006      1.793          1.976             --
                                                       2005      1.550          1.793             --
                                                       2004      1.269          1.550             --
                                                       2003      1.127          1.269             --




                         SEPARATE ACCOUNT CHARGES 2.05%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (6/03)...................................  2006      1.193          1.161                --
                                                       2005      1.060          1.193            18,304
                                                       2004      1.000          1.060                --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03).............................................  2006      1.246          1.470         2,316,123
                                                       2005      1.115          1.246         1,702,897
                                                       2004      1.000          1.115            36,102

  American Funds Growth Subaccount (Class 2) (6/03)..  2006      1.238          1.337         5,651,602
                                                       2005      1.088          1.238         4,567,347
                                                       2004      1.000          1.088           184,806

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  American Funds Growth-Income Subaccount (Class 2)
  (6/03).............................................  2006      1.106          1.248         5,391,379
                                                       2005      1.067          1.106         4,472,711
                                                       2004      1.000          1.067           205,206

Capital Appreciation Fund
  Capital Appreciation Fund (8/03)...................  2006      1.356          1.340                --
                                                       2005      1.171          1.356           699,062
                                                       2004      1.000          1.171            63,661

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (8/03).............................................  2006      1.354          1.760                --
                                                       2005      1.290          1.354         1,103,659
                                                       2004      1.000          1.290           226,453

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (7/03).....................................  2006      1.047          1.195           259,406
                                                       2005      1.024          1.047           252,647
                                                       2004      1.000          1.024            11,289

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (7/03).....................................  2006      1.136          1.154         1,190,819
                                                       2005      1.095          1.136           830,596
                                                       2004      1.000          1.095            87,418

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (4/04).................................  2006      1.208          1.311                --
                                                       2005      1.119          1.208           532,942
                                                       2004      1.000          1.119             2,018

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (1/04).................................  2006      1.209          1.346                --
                                                       2005      1.121          1.209           353,528
                                                       2004      1.000          1.121             2,171

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (8/03)..........................................  2006      1.194          1.384                --
                                                       2005      1.102          1.194           990,685
                                                       2004      1.000          1.102            25,433

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (8/03)........................  2006      1.578          1.980           786,876
                                                       2005      1.264          1.578           719,538
                                                       2004      1.000          1.264            26,697

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.250          1.487         1,329,998
                                                       2005      1.158          1.250         1,042,837
                                                       2004      1.000          1.158            40,221

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (8/03)...................................  2006      1.196          1.427                --
                                                       2005      1.121          1.196         1,110,977
                                                       2004      1.000          1.121            73,293

High Yield Bond Trust
  High Yield Bond Trust (6/04).......................  2006      1.070          1.092                --
                                                       2005      1.078          1.070         1,124,786
                                                       2004      1.007          1.078            77,695

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (6/03).............................................  2006      1.129          1.164                --
                                                       2005      1.070          1.129                --
                                                       2004      1.000          1.070                --

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (8/03)............................  2006      1.145          1.193                --
                                                       2005      1.040          1.145                --
                                                       2004      1.000          1.040                --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (8/03).....................................  2006      1.152          1.217            62,192
                                                       2005      1.054          1.152            58,032
                                                       2004      1.000          1.054                --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (8/03).....................................  2006      1.126          1.301                --
                                                       2005      1.089          1.126                --
                                                       2004      1.000          1.089                --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (8/03)......  2006      1.149          1.284                --
                                                       2005      1.128          1.149           481,216
                                                       2004      1.000          1.128            29,978

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (6/03).........  2006      1.079          1.249           362,130
                                                       2005      1.059          1.079           363,427
                                                       2004      1.000          1.059            56,696

  LMPVPI Investors Subaccount (Class I) (8/03).......  2006      1.129          1.308           384,687
                                                       2005      1.081          1.129           230,291
                                                       2004      1.000          1.081            37,417

  LMPVPI Large Cap Growth Subaccount (Class I)
  (8/03).............................................  2006      1.023          1.045           294,440
                                                       2005      0.992          1.023           259,379
                                                       2004      1.000          0.992            75,803

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Small Cap Growth Subaccount (Class I)
  (7/03).............................................  2006      1.200          1.326           566,865
                                                       2005      1.168          1.200           515,489
                                                       2004      1.000          1.168           102,886

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (8/03).............................................  2006      1.137          1.237         1,326,621
                                                       2005      1.056          1.137         1,199,983
                                                       2004      1.000          1.056            62,522

  LMPVPII Equity Index Subaccount (Class II) (5/03)..  2006      1.094          1.234           993,440
                                                       2005      1.072          1.094           973,101
                                                       2004      1.000          1.072           214,446

  LMPVPII Growth and Income Subaccount (Class I)
  (10/03)............................................  2006      1.083          1.193           122,901
                                                       2005      1.067          1.083           123,100
                                                       2004      1.000          1.067            34,220

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (11/03)............................................  2006      1.002          1.022           333,117
                                                       2005      0.999          1.002           256,561
                                                       2004      1.000          0.999            12,568

  LMPVPIII Social Awareness Stock Subaccount (5/04)..  2006      1.102          1.162            85,721
                                                       2005      1.077          1.102            53,178
                                                       2004      1.000          1.077             9,403

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (8/03).............................................  2006      1.114          1.280         2,060,355
                                                       2005      1.101          1.114         1,738,410
                                                       2004      1.000          1.101            36,909

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03).............................................  2006      1.233          1.355         1,164,660
                                                       2005      1.162          1.233         1,117,938
                                                       2004      1.000          1.162            10,727

Managed Assets Trust
  Managed Assets Trust (5/04)........................  2006      1.092          1.125                --
                                                       2005      1.073          1.092           152,729
                                                       2004      1.000          1.073             8,796

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      1.346          1.278           366,183

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006      1.111          1.168           408,451

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06).............................................  2006      1.310          1.384           254,914

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MIST Dreman Small-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.266          1.345            30,034

  MIST Harris Oakmark International Subaccount (Class
  A) (4/06) *........................................  2006      1.411          1.551           342,140

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.340          1.370           848,022

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)...................................  2006      1.125          1.186           216,195

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.093          1.142           247,923

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06) *.................................  2006      1.001          1.074         3,296,336

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (5/06).............................................  2006      0.964          1.069            18,960

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.197          1.178           404,613

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (4/06).............................................  2006      1.269          1.255            16,640

  MIST MFS Value Subaccount (Class A) (4/06).........  2006      1.270          1.399         1,344,846

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.216         1,899,267

  MIST Pioneer Fund Subaccount (Class A) (4/06)......  2006      1.205          1.291           105,192

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.101          1.155           128,621

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06).............................................  2006      1.133          1.170         1,378,077

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (4/06)..........................................  2006      1.003          1.026         1,351,798

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.147          1.116           451,500

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      1.018          1.054         1,254,251

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.011          1.031           904,310

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.151          1.163         1,404,920

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.185          1.212           863,653

  MSF MetLife Aggressive Allocation Subaccount
  (4/06).............................................  2006      1.002          1.057           295,790

  MSF MetLife Conservative Allocation Subaccount
  (4/06).............................................  2006      1.001          1.040         1,440,963

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (4/06)..................................  2006      1.002          1.046         1,048,827

  MSF MetLife Moderate Allocation Subaccount (4/06)..  2006      1.002          1.051         4,187,791

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (4/06)..................................  2006      1.002          1.056         2,425,682

  MSF MFS Total Return Subaccount (Class F) (4/06)...  2006      1.141          1.216         3,412,925

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.048         2,326,062

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06)...................................  2006      0.998          1.066            23,617

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)........................  2006      1.092          1.157         1,327,030

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *......................  2006      1.057          1.091         1,358,775

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      1.004          1.011                --
                                                       2005      0.996          1.004           715,594
                                                       2004      1.000          0.996            57,824

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (6/04).....................................  2006      1.103          1.164                --
                                                       2005      1.064          1.103         1,549,531
                                                       2004      1.000          1.064           424,626

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (6/03)......................................  2006      1.069          1.055         1,273,218
                                                       2005      1.069          1.069         1,035,338
                                                       2004      1.000          1.069            50,014

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (6/03)......................................  2006      1.050          1.068         4,100,505
                                                       2005      1.046          1.050         3,392,701
                                                       2004      1.000          1.046           481,867

Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (9/03).........................................  2006      1.276          1.597                --
                                                       2005      1.161          1.276                --
                                                       2004      1.000          1.161                --

  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03).............................................  2006      1.253          1.440         1,618,484
                                                       2005      1.195          1.253         1,448,382
                                                       2004      1.000          1.195            72,299

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (8/03).............................................  2006      1.125          1.197                --
                                                       2005      1.056          1.125           386,995
                                                       2004      1.000          1.056            39,478

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Convertible Securities Subaccount
  (9/03).............................................  2006      1.027          1.093                --
                                                       2005      1.044          1.027           154,390
                                                       2004      1.000          1.044                --

  Travelers Disciplined Mid Cap Stock Subaccount
  (8/03).............................................  2006      1.234          1.346                --
                                                       2005      1.121          1.234           263,377
                                                       2004      1.000          1.121            20,369

  Travelers Equity Income Subaccount (9/03)..........  2006      1.130          1.185                --
                                                       2005      1.104          1.130           764,026
                                                       2004      1.000          1.104            27,594

  Travelers Federated High Yield Subaccount (7/03)...  2006      1.085          1.111                --
                                                       2005      1.080          1.085           429,290
                                                       2004      1.000          1.080            33,286

  Travelers Federated Stock Subaccount (10/03).......  2006      1.116          1.153                --
                                                       2005      1.081          1.116             2,596
                                                       2004      1.000          1.081                --

  Travelers Large Cap Subaccount (11/03).............  2006      1.118          1.151                --
                                                       2005      1.050          1.118         1,276,505
                                                       2004      1.000          1.050           118,396

  Travelers Managed Allocation Series: Aggressive
  Subaccount (5/05)..................................  2006      1.097          1.165                --
                                                       2005      1.019          1.097           198,885

  Travelers Managed Allocation Series: Conservative
  Subaccount (6/05)..................................  2006      1.028          1.030                --
                                                       2005      1.017          1.028           773,521

  Travelers Managed Allocation Series: Moderate
  Subaccount (5/05)..................................  2006      1.064          1.100                --
                                                       2005      1.000          1.064         2,325,431

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (5/05).......................  2006      1.074          1.119                --
                                                       2005      1.000          1.074         1,637,425

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (5/05).....................  2006      1.044          1.063                --
                                                       2005      1.000          1.044           295,320

  Travelers Mercury Large Cap Core Subaccount
  (6/03).............................................  2006      1.236          1.310                --
                                                       2005      1.126          1.236           265,953
                                                       2004      1.000          1.126                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers MFS Mid Cap Growth Subaccount (6/03).....  2006      1.086          1.147                --
                                                       2005      1.075          1.086           428,123
                                                       2004      1.000          1.075           125,343

  Travelers MFS Total Return Subaccount (6/03).......  2006      1.107          1.141                --
                                                       2005      1.097          1.107         3,147,940
                                                       2004      1.000          1.097            65,059

  Travelers MFS Value Subaccount (5/04)..............  2006      1.177          1.270                --
                                                       2005      1.128          1.177         1,049,698
                                                       2004      1.000          1.128            94,777

  Travelers Mondrian International Stock Subaccount
  (8/03).............................................  2006      1.231          1.411                --
                                                       2005      1.147          1.231           245,602
                                                       2004      1.000          1.147            35,228

  Travelers Pioneer Fund Subaccount (6/03)...........  2006      1.137          1.205                --
                                                       2005      1.095          1.137           117,233
                                                       2004      1.000          1.095                --

  Travelers Pioneer Mid Cap Value Subaccount (5/05)..  2006      1.047          1.101                --
                                                       2005      1.000          1.047           100,497

  Travelers Pioneer Strategic Income Subaccount
  (5/04).............................................  2006      1.123          1.133                --
                                                       2005      1.106          1.123         1,120,559
                                                       2004      1.000          1.106            24,047

  Travelers Quality Bond Subaccount (6/03)...........  2006      1.029          1.018                --
                                                       2005      1.033          1.029           900,413
                                                       2004      1.000          1.033           395,013

  Travelers Strategic Equity Subaccount (8/03).......  2006      1.099          1.145                --
                                                       2005      1.100          1.099           100,357
                                                       2004      1.000          1.100                --

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (5/05)..................................  2006      1.104          1.269                --
                                                       2005      1.000          1.104            16,871

  Travelers Style Focus Series: Small Cap Value
  Subaccount (5/05)..................................  2006      1.105          1.266                --
                                                       2005      1.000          1.105             6,935

  Travelers U.S. Government Securities Subaccount
  (7/04).............................................  2006      1.098          1.057                --
                                                       2005      1.074          1.098         1,225,273
                                                       2004      1.032          1.074            76,753

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03).............................................  2006      1.156          1.314         2,206,426
                                                       2005      1.133          1.156         2,263,580
                                                       2004      1.000          1.133            94,256

  Van Kampen LIT Enterprise Subaccount (Class II)
  (10/03)............................................  2006      1.098          1.149                --
                                                       2005      1.039          1.098                --
                                                       2004      1.000          1.039                --

Variable Insurance Products Fund
  VIP Contrafund Subaccount (Service Class 2)
  (6/03).............................................  2006      1.267          1.384         2,223,775
                                                       2005      1.109          1.267         1,706,411
                                                       2004      1.000          1.109           119,920

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (7/03)...........................  2006      1.232          1.373            12,409
                                                       2005      1.042          1.232            12,878
                                                       2004      1.000          1.042             6,188

  VIP Mid Cap Subaccount (Service Class 2) (9/03)....  2006      1.421          1.565         2,843,963
                                                       2005      1.229          1.421         2,230,946
                                                       2004      1.000          1.229            87,466




                         SEPARATE ACCOUNT CHARGES 2.10%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (6/03)...................................  2006      1.363          1.326                --
                                                       2005      1.212          1.363           287,757
                                                       2004      1.142          1.212           302,997
                                                       2003      1.000          1.142            40,785

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03).............................................  2006      1.633          1.925         1,513,022
                                                       2005      1.461          1.633         1,456,604
                                                       2004      1.315          1.461           892,275
                                                       2003      1.000          1.315            12,605

  American Funds Growth Subaccount (Class 2) (6/03)..  2006      1.573          1.697         4,983,958
                                                       2005      1.382          1.573         5,049,623
                                                       2004      1.255          1.382         2,602,616
                                                       2003      1.000          1.255            83,113

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  American Funds Growth-Income Subaccount (Class 2)
  (6/03).............................................  2006      1.403          1.582         5,928,553
                                                       2005      1.353          1.403         5,980,826
                                                       2004      1.252          1.353         2,605,912
                                                       2003      1.000          1.252            26,953

Capital Appreciation Fund
  Capital Appreciation Fund (8/03)...................  2006      1.642          1.622                --
                                                       2005      1.419          1.642           388,607
                                                       2004      1.212          1.419           104,463
                                                       2003      1.000          1.212                --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (8/03).............................................  2006      1.701          2.209                --
                                                       2005      1.621          1.701         1,209,970
                                                       2004      1.260          1.621           560,197
                                                       2003      1.000          1.260            47,454

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (7/03).....................................  2006      1.227          1.400           104,311
                                                       2005      1.201          1.227            93,439
                                                       2004      1.167          1.201            65,019
                                                       2003      1.000          1.167             5,498

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (7/03).....................................  2006      1.446          1.469         1,076,557
                                                       2005      1.395          1.446         1,181,513
                                                       2004      1.280          1.395           641,267
                                                       2003      1.000          1.280            21,213

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (4/04).................................  2006      1.301          1.412                --
                                                       2005      1.206          1.301         1,394,144
                                                       2004      1.078          1.206           415,902
                                                       2003      1.000          1.078                --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (1/04).................................  2006      1.298          1.445                --
                                                       2005      1.204          1.298           952,863
                                                       2004      1.071          1.204           523,507
                                                       2003      1.000          1.071                --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (8/03)..........................................  2006      1.436          1.665                --
                                                       2005      1.327          1.436           811,802
                                                       2004      1.203          1.327           412,350
                                                       2003      1.000          1.203            17,717

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (8/03)........................  2006      2.246          2.817           618,353
                                                       2005      1.800          2.246           528,625
                                                       2004      1.474          1.800           292,718
                                                       2003      1.000          1.474             3,398

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.669          1.985         2,025,219
                                                       2005      1.547          1.669         1,910,898
                                                       2004      1.333          1.547           840,583
                                                       2003      1.214          1.333            14,359

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (8/03)...................................  2006      1.602          1.911                --
                                                       2005      1.503          1.602         1,536,373
                                                       2004      1.323          1.503           797,277
                                                       2003      1.000          1.323             1,243

High Yield Bond Trust
  High Yield Bond Trust (6/04).......................  2006      1.051          1.073                --
                                                       2005      1.059          1.051           490,312
                                                       2004      0.990          1.059           132,910

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (6/03).............................................  2006      1.219          1.257                --
                                                       2005      1.156          1.219            52,681
                                                       2004      1.090          1.156            52,966
                                                       2003      1.000          1.090                --

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (8/03)............................  2006      1.461          1.521            29,276
                                                       2005      1.328          1.461            30,987
                                                       2004      1.188          1.328            33,248
                                                       2003      1.000          1.188                --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (8/03).....................................  2006      1.486          1.569           108,787
                                                       2005      1.360          1.486           101,400
                                                       2004      1.381          1.360            39,464
                                                       2003      1.000          1.381                --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (8/03).....................................  2006      1.322          1.527            52,524
                                                       2005      1.279          1.322            52,215
                                                       2004      1.249          1.279            40,007
                                                       2003      1.000          1.249                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (8/03)......  2006      1.523          1.702                --
                                                       2005      1.496          1.523           458,145
                                                       2004      1.330          1.496           242,441
                                                       2003      1.000          1.330            22,520

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (6/03).........  2006      1.411          1.632           459,396
                                                       2005      1.385          1.411           480,898
                                                       2004      1.306          1.385           416,678
                                                       2003      1.000          1.306            55,335

  LMPVPI Investors Subaccount (Class I) (8/03).......  2006      1.431          1.657            97,952
                                                       2005      1.372          1.431           128,158
                                                       2004      1.269          1.372           144,040
                                                       2003      1.000          1.269            25,320

  LMPVPI Large Cap Growth Subaccount (Class I)
  (8/03).............................................  2006      1.322          1.349           222,426
                                                       2005      1.283          1.322           262,566
                                                       2004      1.303          1.283           218,005
                                                       2003      1.000          1.303             6,042

  LMPVPI Small Cap Growth Subaccount (Class I)
  (7/03).............................................  2006      1.650          1.822           344,283
                                                       2005      1.606          1.650           353,493
                                                       2004      1.425          1.606           234,089
                                                       2003      1.000          1.425            20,906

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (8/03).............................................  2006      1.459          1.587           787,114
                                                       2005      1.356          1.459           841,232
                                                       2004      1.269          1.356           442,525
                                                       2003      1.000          1.269            16,040

  LMPVPII Equity Index Subaccount (Class II) (5/03)..  2006      1.331          1.500         1,027,970
                                                       2005      1.304          1.331         1,030,952
                                                       2004      1.208          1.304           877,263
                                                       2003      1.000          1.208            37,287

  LMPVPII Growth and Income Subaccount (Class I)
  (10/03)............................................  2006      1.319          1.451           148,691
                                                       2005      1.299          1.319           144,857
                                                       2004      1.224          1.299           112,911
                                                       2003      1.000          1.224                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (11/03)............................................  2006      0.990          1.010           528,110
                                                       2005      0.988          0.990           545,836
                                                       2004      0.997          0.988           307,958
                                                       2003      1.000          0.997                --

  LMPVPIII Social Awareness Stock Subaccount (5/04)..  2006      1.065          1.124            33,010
                                                       2005      1.042          1.065            31,218
                                                       2004      0.945          1.042            11,831

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (8/03).............................................  2006      1.381          1.587         2,413,364
                                                       2005      1.366          1.381         2,329,859
                                                       2004      1.239          1.366           904,055
                                                       2003      1.000          1.239            34,800

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03).............................................  2006      1.614          1.774         1,419,432
                                                       2005      1.523          1.614         1,463,114
                                                       2004      1.254          1.523           645,257
                                                       2003      1.000          1.254             7,892

Managed Assets Trust
  Managed Assets Trust (5/04)........................  2006      1.075          1.108                --
                                                       2005      1.057          1.075         1,341,719
                                                       2004      0.981          1.057           262,512

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      1.773          1.682           356,935

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006      1.228          1.290           636,453

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06).............................................  2006      1.527          1.612           886,903

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.265          1.344            40,159

  MIST Harris Oakmark International Subaccount (Class
  A) (4/06) *........................................  2006      1.759          1.931           516,875

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.622          1.658           398,098

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)...................................  2006      1.108          1.167         1,049,288

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.237          1.292           588,394

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06) *.................................  2006      1.001          1.074         2,003,216

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (5/06).............................................  2006      0.964          1.068             4,548

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.442          1.420           236,271

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (4/06).............................................  2006      1.268          1.254            14,071

  MIST MFS Value Subaccount (Class A) (4/06).........  2006      1.246          1.372           986,438

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.216         2,167,888

  MIST Pioneer Fund Subaccount (Class A) (4/06)......  2006      1.420          1.522           129,602

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.100          1.154            36,564

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06).............................................  2006      1.107          1.143         1,289,777

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (4/06)..........................................  2006      1.003          1.025         2,055,513

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.522          1.480           498,240

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      1.007          1.043           856,478

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      0.994          1.013         2,018,834

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.353          1.367           518,551

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.421          1.453         1,106,678

  MSF MetLife Aggressive Allocation Subaccount
  (4/06).............................................  2006      1.002          1.057            35,893

  MSF MetLife Conservative Allocation Subaccount
  (4/06).............................................  2006      1.001          1.039                --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (4/06)..................................  2006      1.002          1.046           343,609

  MSF MetLife Moderate Allocation Subaccount (4/06)..  2006      1.002          1.051           281,822

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (4/06)..................................  2006      1.002          1.056            47,689

  MSF MFS Total Return Subaccount (Class F) (4/06)...  2006      1.273          1.356         3,484,270

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.047         4,428,477

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06)...................................  2006      0.998          1.065           423,026

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)........................  2006      1.073          1.136           464,415

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *......................  2006      1.025          1.058           324,339

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.987          0.994                --
                                                       2005      0.980          0.987         1,995,363
                                                       2004      0.991          0.980         1,392,585
                                                       2003      1.000          0.991            72,439

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (6/04).....................................  2006      1.086          1.146                --
                                                       2005      1.049          1.086           594,115
                                                       2004      0.991          1.049            91,380

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (6/03)......................................  2006      1.112          1.096         1,382,555
                                                       2005      1.112          1.112         1,373,373
                                                       2004      1.043          1.112           771,777
                                                       2003      1.000          1.043            28,541

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (6/03)......................................  2006      1.040          1.057         4,294,800
                                                       2005      1.037          1.040         4,237,969
                                                       2004      1.009          1.037         1,700,787
                                                       2003      1.000          1.009            81,011

Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (9/03).........................................  2006      1.611          2.015            91,602
                                                       2005      1.466          1.611            86,395
                                                       2004      1.289          1.466            29,664
                                                       2003      1.000          1.289             3,747

  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03).............................................  2006      1.846          2.120           736,633
                                                       2005      1.761          1.846           743,357
                                                       2004      1.425          1.761           384,308
                                                       2003      1.000          1.425            37,938

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (8/03).............................................  2006      1.356          1.442                --
                                                       2005      1.274          1.356           252,731
                                                       2004      1.221          1.274           150,776
                                                       2003      1.000          1.221                --

  Travelers Convertible Securities Subaccount
  (9/03).............................................  2006      1.163          1.237                --
                                                       2005      1.183          1.163           679,742
                                                       2004      1.137          1.183           507,688
                                                       2003      1.000          1.137           150,302

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Disciplined Mid Cap Stock Subaccount
  (8/03).............................................  2006      1.626          1.773                --
                                                       2005      1.477          1.626           338,567
                                                       2004      1.295          1.477           171,731
                                                       2003      1.000          1.295             3,737

  Travelers Equity Income Subaccount (9/03)..........  2006      1.354          1.421                --
                                                       2005      1.324          1.354         1,168,539
                                                       2004      1.230          1.324           484,669
                                                       2003      1.000          1.230                --

  Travelers Federated High Yield Subaccount (7/03)...  2006      1.199          1.228                --
                                                       2005      1.194          1.199           639,358
                                                       2004      1.105          1.194           498,004
                                                       2003      1.000          1.105            19,555

  Travelers Federated Stock Subaccount (10/03).......  2006      1.392          1.439                --
                                                       2005      1.350          1.392            58,763
                                                       2004      1.247          1.350            68,815
                                                       2003      1.000          1.247            26,121

  Travelers Large Cap Subaccount (11/03).............  2006      1.315          1.353                --
                                                       2005      1.235          1.315           477,772
                                                       2004      1.184          1.235           217,556
                                                       2003      1.000          1.184                --

  Travelers Managed Allocation Series: Aggressive
  Subaccount (5/05)..................................  2006      1.097          1.164                --
                                                       2005      1.018          1.097            26,736

  Travelers Managed Allocation Series: Conservative
  Subaccount (6/05)..................................  2006      1.027          1.029                --
                                                       2005      1.017          1.027                --

  Travelers Managed Allocation Series: Moderate
  Subaccount (5/05)..................................  2006      1.064          1.100                --
                                                       2005      1.000          1.064           256,870

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (5/05).......................  2006      1.074          1.119                --
                                                       2005      1.000          1.074            42,299

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (5/05).....................  2006      1.043          1.062                --
                                                       2005      1.000          1.043           330,800

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Mercury Large Cap Core Subaccount
  (6/03).............................................  2006      1.441          1.527                --
                                                       2005      1.313          1.441           918,709
                                                       2004      1.157          1.313           427,107
                                                       2003      1.000          1.157                --

  Travelers MFS Mid Cap Growth Subaccount (6/03).....  2006      1.440          1.522                --
                                                       2005      1.427          1.440           462,304
                                                       2004      1.277          1.427           191,307
                                                       2003      1.000          1.277            14,628

  Travelers MFS Total Return Subaccount (6/03).......  2006      1.235          1.273                --
                                                       2005      1.225          1.235         3,314,713
                                                       2004      1.122          1.225         1,998,244
                                                       2003      1.000          1.122            39,388

  Travelers MFS Value Subaccount (5/04)..............  2006      1.155          1.246                --
                                                       2005      1.107          1.155           906,049
                                                       2004      0.961          1.107           379,836

  Travelers Mondrian International Stock Subaccount
  (8/03).............................................  2006      1.533          1.759                --
                                                       2005      1.430          1.533           411,464
                                                       2004      1.262          1.430           206,669
                                                       2003      1.000          1.262                --

  Travelers Pioneer Fund Subaccount (6/03)...........  2006      1.341          1.420                --
                                                       2005      1.292          1.341           123,560
                                                       2004      1.187          1.292            50,281
                                                       2003      1.000          1.187                --

  Travelers Pioneer Mid Cap Value Subaccount (5/05)..  2006      1.047          1.100                --
                                                       2005      1.000          1.047            17,119

  Travelers Pioneer Strategic Income Subaccount
  (5/04).............................................  2006      1.098          1.107                --
                                                       2005      1.082          1.098         1,112,446
                                                       2004      0.970          1.082           417,054

  Travelers Quality Bond Subaccount (6/03)...........  2006      1.018          1.007                --
                                                       2005      1.023          1.018           953,872
                                                       2004      1.012          1.023           559,067
                                                       2003      1.000          1.012            12,933

  Travelers Strategic Equity Subaccount (8/03).......  2006      1.320          1.375                --
                                                       2005      1.321          1.320           122,901
                                                       2004      1.224          1.321            68,643
                                                       2003      1.000          1.224                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Style Focus Series: Small Cap Growth
  Subaccount (5/05)..................................  2006      1.103          1.268                --
                                                       2005      1.000          1.103                --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (5/05)..................................  2006      1.105          1.265                --
                                                       2005      1.000          1.105                --

  Travelers U.S. Government Securities Subaccount
  (7/04).............................................  2006      1.066          1.025                --
                                                       2005      1.043          1.066           352,220
                                                       2004      1.002          1.043            83,114

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03).............................................  2006      1.473          1.674         1,653,320
                                                       2005      1.445          1.473         1,733,562
                                                       2004      1.256          1.445         1,089,664
                                                       2003      1.000          1.256            50,511

  Van Kampen LIT Enterprise Subaccount (Class II)
  (10/03)............................................  2006      1.271          1.329             3,932
                                                       2005      1.203          1.271             3,935
                                                       2004      1.183          1.203             3,938
                                                       2003      1.000          1.183                --

Variable Insurance Products Fund
  VIP Contrafund Subaccount (Service Class 2)
  (6/03).............................................  2006      1.591          1.736         2,149,637
                                                       2005      1.393          1.591         2,120,720
                                                       2004      1.235          1.393           793,503
                                                       2003      1.000          1.235            29,165

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (7/03)...........................  2006      1.384          1.543           146,817
                                                       2005      1.171          1.384           141,530
                                                       2004      1.181          1.171            90,277
                                                       2003      1.000          1.181             7,866

  VIP Mid Cap Subaccount (Service Class 2) (9/03)....  2006      1.983          2.183         1,802,953
                                                       2005      1.716          1.983         1,841,980
                                                       2004      1.406          1.716           736,376
                                                       2003      1.000          1.406            59,277

                         SEPARATE ACCOUNT CHARGES 2.15%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (6/03)...................................  2006      1.361          1.324               --
                                                       2005      1.211          1.361               --
                                                       2004      1.142          1.211               --
                                                       2003      1.000          1.142               --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03).............................................  2006      1.630          1.922           56,729
                                                       2005      1.460          1.630           67,290
                                                       2004      1.315          1.460           65,170
                                                       2003      1.000          1.315               --

  American Funds Growth Subaccount (Class 2) (6/03)..  2006      1.570          1.694          269,793
                                                       2005      1.381          1.570          280,474
                                                       2004      1.254          1.381          209,058
                                                       2003      1.000          1.254            5,869

  American Funds Growth-Income Subaccount (Class 2)
  (6/03).............................................  2006      1.401          1.579          291,726
                                                       2005      1.352          1.401          286,824
                                                       2004      1.252          1.352          250,388
                                                       2003      1.000          1.252               --

Capital Appreciation Fund
  Capital Appreciation Fund (8/03)...................  2006      1.640          1.620               --
                                                       2005      1.417          1.640           25,053
                                                       2004      1.212          1.417               --
                                                       2003      1.000          1.212               --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (8/03).............................................  2006      1.698          2.205               --
                                                       2005      1.619          1.698           15,812
                                                       2004      1.259          1.619           14,722
                                                       2003      1.000          1.259               --

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (7/03).....................................  2006      1.225          1.397           16,732
                                                       2005      1.199          1.225           16,755
                                                       2004      1.167          1.199           16,134
                                                       2003      1.000          1.167            6,273

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (7/03).....................................  2006      1.444          1.466           12,979
                                                       2005      1.394          1.444           12,992
                                                       2004      1.279          1.394           13,005
                                                       2003      1.000          1.279            5,778

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (4/04).................................  2006      1.299          1.411               --
                                                       2005      1.205          1.299           20,275
                                                       2004      1.078          1.205               --
                                                       2003      1.000          1.078               --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (1/04).................................  2006      1.297          1.443               --
                                                       2005      1.203          1.297           15,868
                                                       2004      1.071          1.203            1,648
                                                       2003      1.000          1.071               --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (8/03)..........................................  2006      1.434          1.662               --
                                                       2005      1.325          1.434            2,386
                                                       2004      1.202          1.325               --
                                                       2003      1.000          1.202               --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (8/03)........................  2006      2.243          2.812               --
                                                       2005      1.798          2.243               --
                                                       2004      1.473          1.798               --
                                                       2003      1.000          1.473               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.667          1.982           89,676
                                                       2005      1.546          1.667           62,143
                                                       2004      1.333          1.546           58,808
                                                       2003      1.213          1.333               --

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (8/03)...................................  2006      1.600          1.907               --
                                                       2005      1.501          1.600           32,895
                                                       2004      1.322          1.501               --
                                                       2003      1.000          1.322               --

High Yield Bond Trust
  High Yield Bond Trust (6/04).......................  2006      1.050          1.071               --
                                                       2005      1.059          1.050            4,270
                                                       2004      0.989          1.059            4,280

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (6/03).............................................  2006      1.217          1.255               --
                                                       2005      1.155          1.217            6,457
                                                       2004      1.090          1.155            6,465
                                                       2003      1.000          1.090            6,474

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (8/03)............................  2006      1.459          1.519               --
                                                       2005      1.327          1.459               --
                                                       2004      1.187          1.327               --
                                                       2003      1.000          1.187               --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (8/03).....................................  2006      1.484          1.566               --
                                                       2005      1.359          1.484               --
                                                       2004      1.381          1.359               --
                                                       2003      1.000          1.381               --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (8/03).....................................  2006      1.320          1.524               --
                                                       2005      1.277          1.320               --
                                                       2004      1.249          1.277               --
                                                       2003      1.000          1.249               --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (8/03)......  2006      1.521          1.699               --
                                                       2005      1.494          1.521           53,278
                                                       2004      1.329          1.494           45,418
                                                       2003      1.000          1.329               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (6/03).........  2006      1.409          1.629            7,041
                                                       2005      1.384          1.409            7,041
                                                       2004      1.305          1.384               --
                                                       2003      1.000          1.305               --

  LMPVPI Investors Subaccount (Class I) (8/03).......  2006      1.429          1.654               --
                                                       2005      1.371          1.429               --
                                                       2004      1.269          1.371               --
                                                       2003      1.000          1.269               --

  LMPVPI Large Cap Growth Subaccount (Class I)
  (8/03).............................................  2006      1.320          1.347            3,655
                                                       2005      1.282          1.320            3,657
                                                       2004      1.303          1.282            3,660
                                                       2003      1.000          1.303               --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (7/03).............................................  2006      1.647          1.818               --
                                                       2005      1.605          1.647               --
                                                       2004      1.424          1.605               --
                                                       2003      1.000          1.424               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (8/03).............................................  2006      1.457          1.583              373
                                                       2005      1.354          1.457              376
                                                       2004      1.268          1.354              378
                                                       2003      1.000          1.268               --

  LMPVPII Equity Index Subaccount (Class II) (5/03)..  2006      1.329          1.497           66,610
                                                       2005      1.302          1.329           59,105
                                                       2004      1.207          1.302           50,491
                                                       2003      1.000          1.207               --

  LMPVPII Growth and Income Subaccount (Class I)
  (10/03)............................................  2006      1.317          1.448               --
                                                       2005      1.298          1.317               --
                                                       2004      1.224          1.298               --
                                                       2003      1.000          1.224               --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (11/03)............................................  2006      0.989          1.008               --
                                                       2005      0.987          0.989               --
                                                       2004      0.997          0.987               --
                                                       2003      1.000          0.997               --

  LMPVPIII Social Awareness Stock Subaccount (5/04)..  2006      1.065          1.122               --
                                                       2005      1.042          1.065               --
                                                       2004      0.945          1.042               --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (8/03).............................................  2006      1.380          1.583           90,310
                                                       2005      1.365          1.380           90,320
                                                       2004      1.238          1.365           65,061
                                                       2003      1.000          1.238               --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03).............................................  2006      1.612          1.770           78,095
                                                       2005      1.521          1.612           87,362
                                                       2004      1.253          1.521           73,136
                                                       2003      1.000          1.253               --

Managed Assets Trust
  Managed Assets Trust (5/04)........................  2006      1.074          1.106               --
                                                       2005      1.057          1.074               --
                                                       2004      0.981          1.057               --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      1.770          1.679              786

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006      1.226          1.287           67,661

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06).............................................  2006      1.525          1.609            7,312

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.264          1.343               --

  MIST Harris Oakmark International Subaccount (Class
  A) (4/06) *........................................  2006      1.756          1.928              884

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.620          1.654           27,339

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)...................................  2006      1.106          1.165               --

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.235          1.290           17,963

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06) *.................................  2006      1.001          1.074            7,088

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (5/06).............................................  2006      0.964          1.068               --

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.440          1.417           18,564

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (4/06).............................................  2006      1.267          1.253               --

  MIST MFS Value Subaccount (Class A) (4/06).........  2006      1.244          1.370           62,901

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.216           27,762

  MIST Pioneer Fund Subaccount (Class A) (4/06)......  2006      1.418          1.519               --

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.100          1.153               --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06).............................................  2006      1.106          1.142               --

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (4/06)..........................................  2006      1.003          1.025          112,939

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.519          1.478               --

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      1.006          1.041           11,864

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      0.993          1.011           20,954

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.351          1.364            1,045

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.419          1.450              963

  MSF MetLife Aggressive Allocation Subaccount
  (4/06).............................................  2006      1.002          1.056               --

  MSF MetLife Conservative Allocation Subaccount
  (4/06).............................................  2006      1.001          1.039               --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (4/06)..................................  2006      1.002          1.045               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF MetLife Moderate Allocation Subaccount (4/06)..  2006      1.002          1.051               --

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (4/06)..................................  2006      1.002          1.055               --

  MSF MFS Total Return Subaccount (Class F) (4/06)...  2006      1.271          1.353           32,828

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.047           92,964

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06)...................................  2006      0.998          1.065               --

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)........................  2006      1.071          1.134            4,259

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *......................  2006      1.024          1.056           32,850

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.986          0.993               --
                                                       2005      0.979          0.986           19,711
                                                       2004      0.990          0.979               --
                                                       2003      1.000          0.990               --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (6/04).....................................  2006      1.085          1.145               --
                                                       2005      1.049          1.085               --
                                                       2004      0.991          1.049               --

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (6/03)......................................  2006      1.110          1.094           80,190
                                                       2005      1.111          1.110           79,651
                                                       2004      1.042          1.111           37,955
                                                       2003      1.000          1.042               --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (6/03)......................................  2006      1.039          1.055          174,828
                                                       2005      1.036          1.039          174,033
                                                       2004      1.009          1.036          135,135
                                                       2003      1.000          1.009               --

Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (9/03).........................................  2006      1.609          2.011               --
                                                       2005      1.465          1.609               --
                                                       2004      1.288          1.465               --
                                                       2003      1.000          1.288               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03).............................................  2006      1.843          2.116           74,693
                                                       2005      1.759          1.843           84,475
                                                       2004      1.424          1.759           90,101
                                                       2003      1.000          1.424               --

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (8/03).............................................  2006      1.354          1.440               --
                                                       2005      1.273          1.354           18,579
                                                       2004      1.221          1.273           18,594
                                                       2003      1.000          1.221               --

  Travelers Convertible Securities Subaccount
  (9/03).............................................  2006      1.161          1.235               --
                                                       2005      1.182          1.161           17,971
                                                       2004      1.136          1.182           17,979
                                                       2003      1.000          1.136               --

  Travelers Disciplined Mid Cap Stock Subaccount
  (8/03).............................................  2006      1.623          1.770               --
                                                       2005      1.475          1.623              800
                                                       2004      1.294          1.475               --
                                                       2003      1.000          1.294               --

  Travelers Equity Income Subaccount (9/03)..........  2006      1.353          1.419               --
                                                       2005      1.323          1.353              965
                                                       2004      1.230          1.323               --
                                                       2003      1.000          1.230               --

  Travelers Federated High Yield Subaccount (7/03)...  2006      1.198          1.226               --
                                                       2005      1.193          1.198           67,664
                                                       2004      1.104          1.193           57,670
                                                       2003      1.000          1.104               --

  Travelers Federated Stock Subaccount (10/03).......  2006      1.390          1.437               --
                                                       2005      1.348          1.390               --
                                                       2004      1.246          1.348               --
                                                       2003      1.000          1.246               --

  Travelers Large Cap Subaccount (11/03).............  2006      1.313          1.351               --
                                                       2005      1.234          1.313            1,048
                                                       2004      1.184          1.234               --
                                                       2003      1.000          1.184               --

  Travelers Managed Allocation Series: Aggressive
  Subaccount (5/05)..................................  2006      1.096          1.164               --
                                                       2005      1.018          1.096               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Managed Allocation Series: Conservative
  Subaccount (6/05)..................................  2006      1.027          1.029               --
                                                       2005      1.017          1.027               --

  Travelers Managed Allocation Series: Moderate
  Subaccount (5/05)..................................  2006      1.063          1.099               --
                                                       2005      1.000          1.063               --

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (5/05).......................  2006      1.074          1.118               --
                                                       2005      1.000          1.074               --

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (5/05).....................  2006      1.043          1.062               --
                                                       2005      1.000          1.043               --

  Travelers Mercury Large Cap Core Subaccount
  (6/03).............................................  2006      1.439          1.525               --
                                                       2005      1.312          1.439            7,323
                                                       2004      1.157          1.312            3,711
                                                       2003      1.000          1.157               --

  Travelers MFS Mid Cap Growth Subaccount (6/03).....  2006      1.438          1.519               --
                                                       2005      1.426          1.438               --
                                                       2004      1.277          1.426               --
                                                       2003      1.000          1.277               --

  Travelers MFS Total Return Subaccount (6/03).......  2006      1.233          1.271               --
                                                       2005      1.224          1.233           23,563
                                                       2004      1.122          1.224            9,678
                                                       2003      1.000          1.122               --

  Travelers MFS Value Subaccount (5/04)..............  2006      1.154          1.244               --
                                                       2005      1.107          1.154           67,521
                                                       2004      0.961          1.107               --

  Travelers Mondrian International Stock Subaccount
  (8/03).............................................  2006      1.531          1.756               --
                                                       2005      1.429          1.531              887
                                                       2004      1.261          1.429               --
                                                       2003      1.000          1.261               --

  Travelers Pioneer Fund Subaccount (6/03)...........  2006      1.339          1.418               --
                                                       2005      1.291          1.339               --
                                                       2004      1.187          1.291               --
                                                       2003      1.000          1.187               --

  Travelers Pioneer Mid Cap Value Subaccount (5/05)..  2006      1.047          1.100               --
                                                       2005      1.000          1.047               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Pioneer Strategic Income Subaccount
  (5/04).............................................  2006      1.097          1.106               --
                                                       2005      1.081          1.097               --
                                                       2004      0.970          1.081               --

  Travelers Quality Bond Subaccount (6/03)...........  2006      1.017          1.006               --
                                                       2005      1.022          1.017           11,864
                                                       2004      1.011          1.022          104,938
                                                       2003      1.000          1.011               --

  Travelers Strategic Equity Subaccount (8/03).......  2006      1.318          1.373               --
                                                       2005      1.320          1.318               --
                                                       2004      1.224          1.320               --
                                                       2003      1.000          1.224               --

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (5/05)..................................  2006      1.103          1.267               --
                                                       2005      1.000          1.103               --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (5/05)..................................  2006      1.104          1.264               --
                                                       2005      1.000          1.104               --

  Travelers U.S. Government Securities Subaccount
  (7/04).............................................  2006      1.065          1.024               --
                                                       2005      1.043          1.065           32,850
                                                       2004      1.002          1.043               --

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03).............................................  2006      1.471          1.671           53,653
                                                       2005      1.443          1.471           56,945
                                                       2004      1.256          1.443               --
                                                       2003      1.000          1.256               --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (10/03)............................................  2006      1.269          1.326               --
                                                       2005      1.202          1.269               --
                                                       2004      1.183          1.202               --
                                                       2003      1.000          1.183               --

Variable Insurance Products Fund
  VIP Contrafund Subaccount (Service Class 2)
  (6/03).............................................  2006      1.589          1.733               --
                                                       2005      1.392          1.589               --
                                                       2004      1.235          1.392               --
                                                       2003      1.000          1.235               --

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (7/03)...........................  2006      1.382          1.540               --
                                                       2005      1.170          1.382               --
                                                       2004      1.181          1.170               --
                                                       2003      1.000          1.181               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  VIP Mid Cap Subaccount (Service Class 2) (9/03)....  2006      1.981          2.179           71,231
                                                       2005      1.715          1.981           71,236
                                                       2004      1.405          1.715           64,896
                                                       2003      1.000          1.405               --




                         SEPARATE ACCOUNT CHARGES 2.20%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (6/03)...................................  2006      1.313          1.276                --
                                                       2005      1.168          1.313                --
                                                       2004      1.102          1.168                --
                                                       2003      1.000          1.102                --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03).............................................  2006      1.494          1.761         1,041,592
                                                       2005      1.339          1.494           704,913
                                                       2004      1.206          1.339            29,918
                                                       2003      1.000          1.206                --

  American Funds Growth Subaccount (Class 2) (6/03)..  2006      1.441          1.554         2,851,992
                                                       2005      1.268          1.441         2,263,496
                                                       2004      1.152          1.268           125,978
                                                       2003      1.000          1.152                --

  American Funds Growth-Income Subaccount (Class 2)
  (6/03).............................................  2006      1.285          1.448         2,823,205
                                                       2005      1.241          1.285         2,335,087
                                                       2004      1.149          1.241           111,451
                                                       2003      1.000          1.149                --

Capital Appreciation Fund
  Capital Appreciation Fund (8/03)...................  2006      1.534          1.514                --
                                                       2005      1.326          1.534           667,484
                                                       2004      1.134          1.326            65,584
                                                       2003      1.039          1.134                --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (8/03).............................................  2006      1.634          2.121                --
                                                       2005      1.559          1.634           351,748
                                                       2004      1.213          1.559            74,029
                                                       2003      1.064          1.213                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (7/03).....................................  2006      1.142          1.302           280,607
                                                       2005      1.119          1.142           192,118
                                                       2004      1.089          1.119            11,846
                                                       2003      1.000          1.089                --

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (7/03).....................................  2006      1.337          1.358           602,553
                                                       2005      1.292          1.337           491,235
                                                       2004      1.186          1.292            50,940
                                                       2003      1.062          1.186                --

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (4/04).................................  2006      1.298          1.409                --
                                                       2005      1.204          1.298           731,113
                                                       2004      1.080          1.204            13,789

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (1/04).................................  2006      1.295          1.441                --
                                                       2005      1.202          1.295           156,261
                                                       2004      1.123          1.202            33,250

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (8/03)..........................................  2006      1.339          1.551                --
                                                       2005      1.238          1.339           475,900
                                                       2004      1.124          1.238             3,525
                                                       2003      1.008          1.124                --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (8/03)........................  2006      2.019          2.530           443,251
                                                       2005      1.620          2.019           396,666
                                                       2004      1.328          1.620             3,969
                                                       2003      1.094          1.328                --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.518          1.804           954,043
                                                       2005      1.409          1.518           736,248
                                                       2004      1.215          1.409            35,367
                                                       2003      1.106          1.215                --

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (8/03)...................................  2006      1.432          1.706                --
                                                       2005      1.344          1.432           985,645
                                                       2004      1.184          1.344            40,440
                                                       2003      1.021          1.184                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


High Yield Bond Trust
  High Yield Bond Trust (6/04).......................  2006      1.049          1.070                --
                                                       2005      1.058          1.049           324,297
                                                       2004      0.989          1.058            61,838

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (6/03).............................................  2006      1.173          1.209                --
                                                       2005      1.114          1.173                --
                                                       2004      1.051          1.114                --
                                                       2003      1.000          1.051                --

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (8/03)............................  2006      1.364          1.419                --
                                                       2005      1.242          1.364                --
                                                       2004      1.111          1.242                --
                                                       2003      1.022          1.111                --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (8/03).....................................  2006      1.329          1.402            86,447
                                                       2005      1.217          1.329            75,828
                                                       2004      1.238          1.217             1,759
                                                       2003      1.137          1.238                --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (8/03).....................................  2006      1.209          1.395                --
                                                       2005      1.171          1.209                --
                                                       2004      1.145          1.171                --
                                                       2003      1.010          1.145                --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (8/03)......  2006      1.404          1.568                --
                                                       2005      1.380          1.404           136,363
                                                       2004      1.228          1.380             1,848
                                                       2003      1.062          1.228                --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (6/03).........  2006      1.275          1.473           165,601
                                                       2005      1.253          1.275           162,849
                                                       2004      1.182          1.253            86,014
                                                       2003      1.000          1.182                --

  LMPVPI Investors Subaccount (Class I) (8/03).......  2006      1.280          1.481           102,372
                                                       2005      1.228          1.280            87,775
                                                       2004      1.137          1.228            15,160
                                                       2003      1.004          1.137                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Large Cap Growth Subaccount (Class I)
  (8/03).............................................  2006      1.196          1.219           197,379
                                                       2005      1.161          1.196           139,717
                                                       2004      1.181          1.161            22,729
                                                       2003      1.035          1.181                --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (7/03).............................................  2006      1.474          1.626           168,072
                                                       2005      1.436          1.474           156,684
                                                       2004      1.275          1.436            28,437
                                                       2003      1.084          1.275                --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (8/03).............................................  2006      1.324          1.439           565,079
                                                       2005      1.232          1.324           339,396
                                                       2004      1.154          1.232            77,188
                                                       2003      1.023          1.154                --

  LMPVPII Equity Index Subaccount (Class II) (5/03)..  2006      1.237          1.393           757,782
                                                       2005      1.213          1.237           595,190
                                                       2004      1.124          1.213            48,594
                                                       2003      1.000          1.124                --

  LMPVPII Growth and Income Subaccount (Class I)
  (10/03)............................................  2006      1.211          1.332            44,599
                                                       2005      1.195          1.211            35,745
                                                       2004      1.127          1.195            21,267
                                                       2003      1.053          1.127                --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (11/03)............................................  2006      0.988          1.006           385,372
                                                       2005      0.987          0.988           449,361
                                                       2004      0.997          0.987            27,520
                                                       2003      0.997          0.997                --

  LMPVPIII Social Awareness Stock Subaccount (5/04)..  2006      1.064          1.121            79,472
                                                       2005      1.042          1.064            78,032
                                                       2004      0.945          1.042                --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (8/03).............................................  2006      1.283          1.472           730,045
                                                       2005      1.270          1.283           475,262
                                                       2004      1.153          1.270             2,656
                                                       2003      1.022          1.153                --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03).............................................  2006      1.494          1.640           606,292
                                                       2005      1.411          1.494           519,206
                                                       2004      1.163          1.411            30,770
                                                       2003      1.000          1.163                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Managed Assets Trust
  Managed Assets Trust (5/04)........................  2006      1.073          1.105                --
                                                       2005      1.057          1.073           679,063
                                                       2004      0.981          1.057                --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      1.625          1.541            79,313

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006      1.185          1.244           178,825

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06).............................................  2006      1.428          1.507           216,336

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.264          1.342            14,302

  MIST Harris Oakmark International Subaccount (Class
  A) (4/06) *........................................  2006      1.623          1.781           263,974

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.514          1.546           826,014

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)...................................  2006      1.105          1.164           393,296

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.175          1.226            88,915

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06) *.................................  2006      1.001          1.073         1,270,799

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (5/06).............................................  2006      0.964          1.068               147

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.357          1.335           138,759

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (4/06).............................................  2006      1.267          1.252            35,052

  MIST MFS Value Subaccount (Class A) (4/06).........  2006      1.243          1.368           313,564

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.215           628,389

  MIST Pioneer Fund Subaccount (Class A) (4/06)......  2006      1.344          1.439           131,824

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.099          1.152            16,748

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06).............................................  2006      1.105          1.140           522,597

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (4/06)..........................................  2006      1.003          1.025           547,716

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.379          1.341           186,758

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      0.983          1.017           520,252

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      0.993          1.012         2,393,357

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.283          1.296           195,332

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.316          1.345           877,855

  MSF MetLife Aggressive Allocation Subaccount
  (4/06).............................................  2006      1.002          1.056           295,893

  MSF MetLife Conservative Allocation Subaccount
  (4/06).............................................  2006      1.001          1.038           110,115

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (4/06)..................................  2006      1.002          1.045                --

  MSF MetLife Moderate Allocation Subaccount (4/06)..  2006      1.002          1.050         3,011,751

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (4/06)..................................  2006      1.002          1.055         1,118,164

  MSF MFS Total Return Subaccount (Class F) (4/06)...  2006      1.199          1.276         1,771,644

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.047         2,872,987

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06)...................................  2006      0.998          1.064                --

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)........................  2006      1.070          1.133           327,267

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *......................  2006      1.023          1.055           179,342

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.987          0.993                --
                                                       2005      0.980          0.987           814,713
                                                       2004      0.992          0.980                --
                                                       2003      0.998          0.992                --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (6/04).....................................  2006      1.085          1.144                --
                                                       2005      1.048          1.085           280,009
                                                       2004      0.991          1.048           154,823

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (6/03)......................................  2006      1.056          1.040           732,836
                                                       2005      1.057          1.056           547,379
                                                       2004      0.992          1.057            56,526
                                                       2003      1.000          0.992                --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (6/03)......................................  2006      1.014          1.030         2,080,833
                                                       2005      1.011          1.014         1,733,449
                                                       2004      0.986          1.011           190,746
                                                       2003      1.000          0.986                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (9/03).........................................  2006      1.473          1.841                --
                                                       2005      1.342          1.473                --
                                                       2004      1.181          1.342                --
                                                       2003      1.039          1.181                --

  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03).............................................  2006      1.648          1.892           312,050
                                                       2005      1.574          1.648           371,608
                                                       2004      1.275          1.574            40,231
                                                       2003      1.000          1.275                --

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (8/03).............................................  2006      1.277          1.357                --
                                                       2005      1.201          1.277            95,600
                                                       2004      1.152          1.201                --
                                                       2003      1.075          1.152                --

  Travelers Convertible Securities Subaccount
  (9/03).............................................  2006      1.104          1.175                --
                                                       2005      1.125          1.104            67,247
                                                       2004      1.082          1.125               243
                                                       2003      1.019          1.082                --

  Travelers Disciplined Mid Cap Stock Subaccount
  (8/03).............................................  2006      1.491          1.625                --
                                                       2005      1.355          1.491            76,620
                                                       2004      1.190          1.355            18,697
                                                       2003      1.081          1.190                --

  Travelers Equity Income Subaccount (9/03)..........  2006      1.255          1.316                --
                                                       2005      1.228          1.255           651,011
                                                       2004      1.143          1.228            50,698
                                                       2003      1.056          1.143                --

  Travelers Federated High Yield Subaccount (7/03)...  2006      1.158          1.185                --
                                                       2005      1.155          1.158           228,882
                                                       2004      1.069          1.155            22,125
                                                       2003      1.005          1.069                --

  Travelers Federated Stock Subaccount (10/03).......  2006      1.264          1.307                --
                                                       2005      1.227          1.264            31,338
                                                       2004      1.135          1.227            29,646
                                                       2003      1.012          1.135                --

  Travelers Large Cap Subaccount (11/03).............  2006      1.248          1.283                --
                                                       2005      1.174          1.248           214,259
                                                       2004      1.126          1.174            33,560
                                                       2003      1.083          1.126                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Managed Allocation Series: Aggressive
  Subaccount (5/05)..................................  2006      1.096          1.163                --
                                                       2005      1.018          1.096           201,791

  Travelers Managed Allocation Series: Conservative
  Subaccount (6/05)..................................  2006      1.027          1.028                --
                                                       2005      1.017          1.027           104,096

  Travelers Managed Allocation Series: Moderate
  Subaccount (5/05)..................................  2006      1.063          1.099                --
                                                       2005      1.000          1.063         2,749,098

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (5/05).......................  2006      1.073          1.117                --
                                                       2005      1.000          1.073           889,770

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (5/05).....................  2006      1.043          1.061                --
                                                       2005      1.000          1.043                --

  Travelers Mercury Large Cap Core Subaccount
  (6/03).............................................  2006      1.348          1.428                --
                                                       2005      1.230          1.348           184,688
                                                       2004      1.085          1.230             8,859
                                                       2003      0.993          1.085                --

  Travelers MFS Mid Cap Growth Subaccount (6/03).....  2006      1.306          1.379                --
                                                       2005      1.296          1.306           172,863
                                                       2004      1.161          1.296            30,567
                                                       2003      1.000          1.161                --

  Travelers MFS Total Return Subaccount (6/03).......  2006      1.164          1.199                --
                                                       2005      1.155          1.164         1,063,977
                                                       2004      1.060          1.155            39,021
                                                       2003      1.000          1.060                --

  Travelers MFS Value Subaccount (5/04)..............  2006      1.153          1.243                --
                                                       2005      1.107          1.153           275,590
                                                       2004      0.961          1.107            25,801

  Travelers Mondrian International Stock Subaccount
  (8/03).............................................  2006      1.415          1.623                --
                                                       2005      1.321          1.415           205,780
                                                       2004      1.167          1.321            16,678
                                                       2003      1.008          1.167                --

  Travelers Pioneer Fund Subaccount (6/03)...........  2006      1.269          1.344                --
                                                       2005      1.224          1.269           126,854
                                                       2004      1.126          1.224                --
                                                       2003      1.000          1.126                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Pioneer Mid Cap Value Subaccount (5/05)..  2006      1.047          1.099                --
                                                       2005      1.000          1.047            52,789

  Travelers Pioneer Strategic Income Subaccount
  (5/04).............................................  2006      1.096          1.105                --
                                                       2005      1.081          1.096           236,815
                                                       2004      0.970          1.081                --

  Travelers Quality Bond Subaccount (6/03)...........  2006      0.994          0.983                --
                                                       2005      1.000          0.994           499,208
                                                       2004      0.989          1.000           225,445
                                                       2003      1.000          0.989                --

  Travelers Strategic Equity Subaccount (8/03).......  2006      1.227          1.278                --
                                                       2005      1.229          1.227            19,905
                                                       2004      1.140          1.229                --
                                                       2003      1.062          1.140                --

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (5/05)..................................  2006      1.103          1.267                --
                                                       2005      1.000          1.103            28,855

  Travelers Style Focus Series: Small Cap Value
  Subaccount (5/05)..................................  2006      1.104          1.264                --
                                                       2005      1.000          1.104            10,809

  Travelers U.S. Government Securities Subaccount
  (7/04).............................................  2006      1.064          1.023                --
                                                       2005      1.042          1.064           196,472
                                                       2004      1.002          1.042            51,060

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03).............................................  2006      1.330          1.510           730,174
                                                       2005      1.306          1.330           621,961
                                                       2004      1.137          1.306                --
                                                       2003      1.000          1.137                --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (10/03)............................................  2006      1.203          1.257                --
                                                       2005      1.140          1.203                --
                                                       2004      1.123          1.140                --
                                                       2003      1.064          1.123                --

Variable Insurance Products Fund
  VIP Contrafund Subaccount (Service Class 2)
  (6/03).............................................  2006      1.493          1.628         1,369,973
                                                       2005      1.308          1.493           893,793
                                                       2004      1.161          1.308            18,589
                                                       2003      1.000          1.161                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (7/03)...........................  2006      1.280          1.426             4,125
                                                       2005      1.085          1.280             4,126
                                                       2004      1.095          1.085                --
                                                       2003      1.021          1.095                --

  VIP Mid Cap Subaccount (Service Class 2) (9/03)....  2006      1.784          1.962           775,174
                                                       2005      1.545          1.784           715,030
                                                       2004      1.267          1.545            65,385
                                                       2003      1.126          1.267                --




                         SEPARATE ACCOUNT CHARGES 2.25%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (6/03)...................................  2006      1.217          1.182               --
                                                       2005      1.084          1.217               --
                                                       2004      1.000          1.084               --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03).............................................  2006      1.247          1.468               --
                                                       2005      1.118          1.247               --
                                                       2004      1.000          1.118               --

  American Funds Growth Subaccount (Class 2) (6/03)..  2006      1.251          1.348            3,080
                                                       2005      1.101          1.251            3,091
                                                       2004      1.000          1.101               --

  American Funds Growth-Income Subaccount (Class 2)
  (6/03).............................................  2006      1.115          1.256           10,918
                                                       2005      1.077          1.115           11,085
                                                       2004      1.000          1.077            3,331

Capital Appreciation Fund
  Capital Appreciation Fund (8/03)...................  2006      1.345          1.328               --
                                                       2005      1.163          1.345               --
                                                       2004      1.000          1.163               --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (8/03).............................................  2006      1.259          1.633               --
                                                       2005      1.202          1.259            2,311
                                                       2004      1.000          1.202              766

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (7/03).....................................  2006      1.056          1.202               --
                                                       2005      1.034          1.056               --
                                                       2004      1.000          1.034               --

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (7/03).....................................  2006      1.092          1.108               --
                                                       2005      1.055          1.092               --
                                                       2004      1.000          1.055               --

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (4/04).................................  2006      1.199          1.302               --
                                                       2005      1.113          1.199              895
                                                       2004      0.999          1.113               --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (1/04).................................  2006      1.182          1.314               --
                                                       2005      1.097          1.182               --
                                                       2004      1.000          1.097               --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (8/03)..........................................  2006      1.175          1.361               --
                                                       2005      1.087          1.175               --
                                                       2004      1.000          1.087               --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (8/03)........................  2006      1.470          1.842               --
                                                       2005      1.180          1.470               --
                                                       2004      1.000          1.180               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.242          1.475            6,566
                                                       2005      1.153          1.242            6,907
                                                       2004      1.000          1.153            2,400

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (8/03)...................................  2006      1.208          1.439               --
                                                       2005      1.135          1.208               --
                                                       2004      1.000          1.135               --

High Yield Bond Trust
  High Yield Bond Trust (6/04).......................  2006      1.048          1.069               --
                                                       2005      1.058          1.048            5,275
                                                       2004      0.989          1.058            1,669

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (6/03).............................................  2006      1.117          1.151               --
                                                       2005      1.061          1.117               --
                                                       2004      1.000          1.061               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (8/03)............................  2006      1.170          1.216               --
                                                       2005      1.065          1.170               --
                                                       2004      1.000          1.065               --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (8/03).....................................  2006      1.109          1.169               --
                                                       2005      1.017          1.109               --
                                                       2004      1.000          1.017               --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (8/03).....................................  2006      1.057          1.219               --
                                                       2005      1.024          1.057               --
                                                       2004      1.000          1.024               --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (8/03)......  2006      1.134          1.265               --
                                                       2005      1.115          1.134               --
                                                       2004      1.000          1.115               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (6/03).........  2006      1.071          1.237               --
                                                       2005      1.053          1.071               --
                                                       2004      1.000          1.053               --

  LMPVPI Investors Subaccount (Class I) (8/03).......  2006      1.113          1.287               --
                                                       2005      1.068          1.113               --
                                                       2004      1.000          1.068               --

  LMPVPI Large Cap Growth Subaccount (Class I)
  (8/03).............................................  2006      1.033          1.052               --
                                                       2005      1.004          1.033               --
                                                       2004      1.000          1.004               --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (7/03).............................................  2006      1.149          1.266               --
                                                       2005      1.120          1.149               --
                                                       2004      1.000          1.120               --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (8/03).............................................  2006      1.117          1.213               --
                                                       2005      1.040          1.117               --
                                                       2004      1.000          1.040               --

  LMPVPII Equity Index Subaccount (Class II) (5/03)..  2006      1.108          1.248              919
                                                       2005      1.087          1.108              922
                                                       2004      1.000          1.087               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPII Growth and Income Subaccount (Class I)
  (10/03)............................................  2006      1.091          1.199               --
                                                       2005      1.076          1.091               --
                                                       2004      1.000          1.076               --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (11/03)............................................  2006      0.991          1.008               --
                                                       2005      0.990          0.991               --
                                                       2004      1.000          0.990               --

  LMPVPIII Social Awareness Stock Subaccount (5/04)..  2006      1.063          1.119               --
                                                       2005      1.041          1.063               --
                                                       2004      0.945          1.041               --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (8/03).............................................  2006      1.116          1.279            1,383
                                                       2005      1.105          1.116            1,388
                                                       2004      1.000          1.105               --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03).............................................  2006      1.253          1.375            6,889
                                                       2005      1.184          1.253            6,814
                                                       2004      1.000          1.184            2,336

Managed Assets Trust
  Managed Assets Trust (5/04)........................  2006      1.072          1.104               --
                                                       2005      1.056          1.072               --
                                                       2004      0.981          1.056               --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      1.337          1.267               --

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006      1.093          1.147               --

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06).............................................  2006      1.298          1.369               --

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.263          1.341               --

  MIST Harris Oakmark International Subaccount (Class
  A) (4/06) *........................................  2006      1.398          1.534              885

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.328          1.355               --

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)...................................  2006      1.104          1.162               --

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.076          1.123               --

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06) *.................................  2006      1.001          1.073               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (5/06).............................................  2006      0.964          1.067               --

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.201          1.181               --

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (4/06).............................................  2006      1.266          1.251               --

  MIST MFS Value Subaccount (Class A) (4/06).........  2006      1.242          1.366               --

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.215            2,716

  MIST Pioneer Fund Subaccount (Class A) (4/06)......  2006      1.214          1.300               --

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.099          1.151               --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06).............................................  2006      1.104          1.139               --

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (4/06)..........................................  2006      1.003          1.024               --

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.169          1.136               --

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      0.975          1.009               --

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.003          1.022           16,140

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.156          1.166              934

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.174          1.200               --

  MSF MetLife Aggressive Allocation Subaccount
  (4/06).............................................  2006      1.002          1.056           61,568

  MSF MetLife Conservative Allocation Subaccount
  (4/06).............................................  2006      1.001          1.038               --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (4/06)..................................  2006      1.002          1.045           58,852

  MSF MetLife Moderate Allocation Subaccount (4/06)..  2006      1.002          1.050          119,517

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (4/06)..................................  2006      1.002          1.055               --

  MSF MFS Total Return Subaccount (Class F) (4/06)...  2006      1.120          1.192               --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.046            1,165

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06)...................................  2006      0.998          1.064               --

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)........................  2006      1.069          1.131            5,579

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *......................  2006      1.022          1.053               --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.997          1.003               --
                                                       2005      0.991          0.997           15,391
                                                       2004      1.000          0.991               --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (6/04).....................................  2006      1.084          1.143               --
                                                       2005      1.048          1.084               --
                                                       2004      0.991          1.048               --

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (6/03)......................................  2006      1.018          1.002            6,067
                                                       2005      1.020          1.018            5,409
                                                       2004      1.000          1.020            1,736

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (6/03)......................................  2006      1.005          1.020               --
                                                       2005      1.003          1.005               --
                                                       2004      1.000          1.003               --

Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (9/03).........................................  2006      1.262          1.576               --
                                                       2005      1.150          1.262               --
                                                       2004      1.000          1.150               --

  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03).............................................  2006      1.235          1.416            4,484
                                                       2005      1.180          1.235            4,533
                                                       2004      1.000          1.180            1,569

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (8/03).............................................  2006      1.130          1.201               --
                                                       2005      1.063          1.130               --
                                                       2004      1.000          1.063               --

  Travelers Convertible Securities Subaccount
  (9/03).............................................  2006      1.012          1.076               --
                                                       2005      1.031          1.012               --
                                                       2004      1.000          1.031               --

  Travelers Disciplined Mid Cap Stock Subaccount
  (8/03).............................................  2006      1.227          1.337               --
                                                       2005      1.116          1.227               --
                                                       2004      1.000          1.116               --

  Travelers Equity Income Subaccount (9/03)..........  2006      1.120          1.174               --
                                                       2005      1.097          1.120               --
                                                       2004      1.000          1.097               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Federated High Yield Subaccount (7/03)...  2006      1.068          1.093               --
                                                       2005      1.065          1.068               --
                                                       2004      1.000          1.065               --

  Travelers Federated Stock Subaccount (10/03).......  2006      1.117          1.154               --
                                                       2005      1.085          1.117               --
                                                       2004      1.000          1.085               --

  Travelers Large Cap Subaccount (11/03).............  2006      1.124          1.156               --
                                                       2005      1.058          1.124              938
                                                       2004      1.000          1.058               --

  Travelers Managed Allocation Series: Aggressive
  Subaccount (5/05)..................................  2006      1.096          1.162               --
                                                       2005      1.018          1.096           52,812

  Travelers Managed Allocation Series: Conservative
  Subaccount (6/05)..................................  2006      1.026          1.028               --
                                                       2005      1.017          1.026               --

  Travelers Managed Allocation Series: Moderate
  Subaccount (5/05)..................................  2006      1.063          1.098               --
                                                       2005      1.000          1.063          109,162

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (5/05).......................  2006      1.073          1.117               --
                                                       2005      1.000          1.073               --

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (5/05).....................  2006      1.042          1.060               --
                                                       2005      1.000          1.042           55,703

  Travelers Mercury Large Cap Core Subaccount
  (6/03).............................................  2006      1.225          1.298               --
                                                       2005      1.118          1.225               --
                                                       2004      1.000          1.118               --

  Travelers MFS Mid Cap Growth Subaccount (6/03).....  2006      1.107          1.169               --
                                                       2005      1.098          1.107               --
                                                       2004      1.000          1.098               --

  Travelers MFS Total Return Subaccount (6/03).......  2006      1.087          1.120               --
                                                       2005      1.080          1.087               --
                                                       2004      1.000          1.080               --

  Travelers MFS Value Subaccount (5/04)..............  2006      1.152          1.242               --
                                                       2005      1.106          1.152               --
                                                       2004      0.961          1.106               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Mondrian International Stock Subaccount
  (8/03).............................................  2006      1.220          1.398               --
                                                       2005      1.139          1.220              888
                                                       2004      1.000          1.139               --

  Travelers Pioneer Fund Subaccount (6/03)...........  2006      1.147          1.214               --
                                                       2005      1.107          1.147               --
                                                       2004      1.000          1.107               --

  Travelers Pioneer Mid Cap Value Subaccount (5/05)..  2006      1.046          1.099               --
                                                       2005      1.000          1.046               --

  Travelers Pioneer Strategic Income Subaccount
  (5/04).............................................  2006      1.095          1.104               --
                                                       2005      1.081          1.095               --
                                                       2004      0.970          1.081               --

  Travelers Quality Bond Subaccount (6/03)...........  2006      0.986          0.975               --
                                                       2005      0.992          0.986               --
                                                       2004      1.000          0.992               --

  Travelers Strategic Equity Subaccount (8/03).......  2006      1.099          1.144               --
                                                       2005      1.101          1.099               --
                                                       2004      1.000          1.101               --

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (5/05)..................................  2006      1.102          1.266               --
                                                       2005      1.000          1.102               --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (5/05)..................................  2006      1.104          1.263               --
                                                       2005      1.000          1.104               --

  Travelers U.S. Government Securities Subaccount
  (7/04).............................................  2006      1.063          1.022               --
                                                       2005      1.042          1.063               --
                                                       2004      1.002          1.042               --

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03).............................................  2006      1.156          1.311               --
                                                       2005      1.135          1.156               --
                                                       2004      1.000          1.135               --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (10/03)............................................  2006      1.101          1.149               --
                                                       2005      1.043          1.101               --
                                                       2004      1.000          1.043               --

Variable Insurance Products Fund
  VIP Contrafund Subaccount (Service Class 2)
  (6/03).............................................  2006      1.287          1.402            6,699
                                                       2005      1.128          1.287            6,611
                                                       2004      1.000          1.128            2,416

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (7/03)...........................  2006      1.217          1.355               --
                                                       2005      1.032          1.217               --
                                                       2004      1.000          1.032               --

  VIP Mid Cap Subaccount (Service Class 2) (9/03)....  2006      1.384          1.521               --
                                                       2005      1.199          1.384               --
                                                       2004      1.000          1.199               --




                         SEPARATE ACCOUNT CHARGES 2.30%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (6/03)...................................  2006      1.356          1.316                --
                                                       2005      1.208          1.356            60,669
                                                       2004      1.141          1.208            77,942
                                                       2003      1.000          1.141            12,824

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03).............................................  2006      1.624          1.911           423,049
                                                       2005      1.457          1.624           336,669
                                                       2004      1.313          1.457           143,383
                                                       2003      1.000          1.313            19,633

  American Funds Growth Subaccount (Class 2) (6/03)..  2006      1.564          1.685         1,082,555
                                                       2005      1.377          1.564         1,120,658
                                                       2004      1.253          1.377           644,130
                                                       2003      1.000          1.253            32,809

  American Funds Growth-Income Subaccount (Class 2)
  (6/03).............................................  2006      1.395          1.571           887,475
                                                       2005      1.349          1.395           907,897
                                                       2004      1.250          1.349           566,607
                                                       2003      1.000          1.250            76,884

Capital Appreciation Fund
  Capital Appreciation Fund (8/03)...................  2006      1.633          1.612                --
                                                       2005      1.414          1.633            84,745
                                                       2004      1.210          1.414            21,556
                                                       2003      1.000          1.210                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (8/03).............................................  2006      1.692          2.193                --
                                                       2005      1.615          1.692           471,254
                                                       2004      1.258          1.615           560,857
                                                       2003      1.000          1.258                --

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (7/03).....................................  2006      1.221          1.390            83,464
                                                       2005      1.197          1.221            86,468
                                                       2004      1.166          1.197            49,954
                                                       2003      1.000          1.166                --

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (7/03).....................................  2006      1.438          1.458           159,264
                                                       2005      1.391          1.438           161,612
                                                       2004      1.278          1.391            65,621
                                                       2003      1.000          1.278                --

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (4/04).................................  2006      1.295          1.405                --
                                                       2005      1.203          1.295           283,364
                                                       2004      1.078          1.203           131,244
                                                       2003      1.000          1.078                --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (1/04).................................  2006      1.293          1.438                --
                                                       2005      1.201          1.293           242,545
                                                       2004      1.071          1.201            97,797
                                                       2003      1.000          1.071                --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (8/03)..........................................  2006      1.429          1.653                --
                                                       2005      1.322          1.429           245,462
                                                       2004      1.201          1.322           141,873
                                                       2003      1.000          1.201            42,877

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (8/03)........................  2006      2.234          2.797           447,887
                                                       2005      1.794          2.234           402,970
                                                       2004      1.472          1.794            65,791
                                                       2003      1.000          1.472                --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.661          1.971           356,103
                                                       2005      1.542          1.661           747,851
                                                       2004      1.331          1.542           259,760
                                                       2003      1.213          1.331                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (8/03)...................................  2006      1.594          1.897                --
                                                       2005      1.498          1.594           187,715
                                                       2004      1.321          1.498            42,469
                                                       2003      1.000          1.321            19,698

High Yield Bond Trust
  High Yield Bond Trust (6/04).......................  2006      1.047          1.068                --
                                                       2005      1.058          1.047            96,846
                                                       2004      0.989          1.058             8,024

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (6/03).............................................  2006      1.213          1.250                --
                                                       2005      1.153          1.213            16,456
                                                       2004      1.089          1.153            16,913
                                                       2003      1.000          1.089                --

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (8/03)............................  2006      1.453          1.510            18,949
                                                       2005      1.324          1.453            18,961
                                                       2004      1.186          1.324            18,974
                                                       2003      1.000          1.186                --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (8/03).....................................  2006      1.478          1.557             8,925
                                                       2005      1.355          1.478             8,768
                                                       2004      1.379          1.355             6,427
                                                       2003      1.000          1.379                --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (8/03).....................................  2006      1.315          1.515                --
                                                       2005      1.274          1.315                --
                                                       2004      1.248          1.274                --
                                                       2003      1.000          1.248                --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (8/03)......  2006      1.515          1.690                --
                                                       2005      1.491          1.515           147,714
                                                       2004      1.328          1.491            90,840
                                                       2003      1.000          1.328                --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (6/03).........  2006      1.404          1.620            67,232
                                                       2005      1.380          1.404            49,146
                                                       2004      1.304          1.380             3,351
                                                       2003      1.000          1.304                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Investors Subaccount (Class I) (8/03).......  2006      1.424          1.645            53,206
                                                       2005      1.367          1.424            57,824
                                                       2004      1.268          1.367           120,062
                                                       2003      1.000          1.268                --

  LMPVPI Large Cap Growth Subaccount (Class I)
  (8/03).............................................  2006      1.315          1.339           111,849
                                                       2005      1.279          1.315           112,899
                                                       2004      1.302          1.279            77,833
                                                       2003      1.000          1.302                --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (7/03).............................................  2006      1.641          1.808           144,134
                                                       2005      1.601          1.641           150,971
                                                       2004      1.423          1.601            88,716
                                                       2003      1.000          1.423                --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (8/03).............................................  2006      1.451          1.575           101,426
                                                       2005      1.351          1.451           114,644
                                                       2004      1.267          1.351            52,642
                                                       2003      1.000          1.267                --

  LMPVPII Equity Index Subaccount (Class II) (5/03)..  2006      1.324          1.489           175,632
                                                       2005      1.299          1.324           173,286
                                                       2004      1.206          1.299            98,677
                                                       2003      1.000          1.206                --

  LMPVPII Growth and Income Subaccount (Class I)
  (10/03)............................................  2006      1.311          1.441                --
                                                       2005      1.295          1.311                --
                                                       2004      1.223          1.295                --
                                                       2003      1.000          1.223                --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (11/03)............................................  2006      0.986          1.003            44,516
                                                       2005      0.985          0.986           557,602
                                                       2004      0.997          0.985           374,315
                                                       2003      1.000          0.997                --

  LMPVPIII Social Awareness Stock Subaccount (5/04)..  2006      1.062          1.118             3,363
                                                       2005      1.041          1.062             3,240
                                                       2004      0.945          1.041             3,300

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (8/03).............................................  2006      1.374          1.575           327,618
                                                       2005      1.362          1.374           366,784
                                                       2004      1.237          1.362           215,646
                                                       2003      1.000          1.237                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03).............................................  2006      1.605          1.761           160,002
                                                       2005      1.518          1.605           284,853
                                                       2004      1.252          1.518           196,614
                                                       2003      1.000          1.252            12,278

Managed Assets Trust
  Managed Assets Trust (5/04)........................  2006      1.072          1.103                --
                                                       2005      1.056          1.072            80,520
                                                       2004      0.981          1.056            78,925

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      1.762          1.670           110,608

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006      1.220          1.280           168,715

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06).............................................  2006      1.518          1.600           180,563

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.263          1.340            13,909

  MIST Harris Oakmark International Subaccount (Class
  A) (4/06) *........................................  2006      1.748          1.917           179,995

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.612          1.645            76,140

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)...................................  2006      1.103          1.160            80,424

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.230          1.283           332,946

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06) *.................................  2006      1.001          1.073           359,619

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (5/06).............................................  2006      0.964          1.067                --

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.433          1.409            85,041

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (4/06).............................................  2006      1.266          1.250                --

  MIST MFS Value Subaccount (Class A) (4/06).........  2006      1.241          1.365           144,262

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.214           728,078

  MIST Pioneer Fund Subaccount (Class A) (4/06)......  2006      1.412          1.511            38,693

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.098          1.151             4,600

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06).............................................  2006      1.103          1.137           235,105

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (4/06)..........................................  2006      1.003          1.024           543,052

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.513          1.470            56,399

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      1.001          1.035           371,120

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      0.988          1.006         2,500,334

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.345          1.357            92,929

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.412          1.442            89,897

  MSF MetLife Aggressive Allocation Subaccount
  (4/06).............................................  2006      1.002          1.055            88,728

  MSF MetLife Conservative Allocation Subaccount
  (4/06).............................................  2006      1.001          1.038                --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (4/06)..................................  2006      1.002          1.044             2,322

  MSF MetLife Moderate Allocation Subaccount (4/06)..  2006      1.002          1.050           598,432

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (4/06)..................................  2006      1.002          1.054         1,165,541

  MSF MFS Total Return Subaccount (Class F) (4/06)...  2006      1.265          1.346           497,250

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.046           667,665

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06)...................................  2006      0.998          1.064            95,641

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)........................  2006      1.068          1.130            66,062

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *......................  2006      1.021          1.052            23,453

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.982          0.988                --
                                                       2005      0.977          0.982         1,775,830
                                                       2004      0.989          0.977         1,517,985
                                                       2003      1.000          0.989           212,768

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (6/04).....................................  2006      1.083          1.141                --
                                                       2005      1.048          1.083             6,145
                                                       2004      0.991          1.048                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (6/03)......................................  2006      1.106          1.088           295,937
                                                       2005      1.108          1.106           310,580
                                                       2004      1.041          1.108           135,276
                                                       2003      1.000          1.041                --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (6/03)......................................  2006      1.034          1.050           517,778
                                                       2005      1.033          1.034           594,447
                                                       2004      1.008          1.033           279,803
                                                       2003      1.000          1.008            68,242

Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (9/03).........................................  2006      1.603          2.000             8,457
                                                       2005      1.462          1.603             8,879
                                                       2004      1.287          1.462             9,265
                                                       2003      1.000          1.287             8,464

  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03).............................................  2006      1.836          2.104           147,756
                                                       2005      1.755          1.836           174,902
                                                       2004      1.423          1.755           719,606
                                                       2003      1.000          1.423            18,683

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (8/03).............................................  2006      1.349          1.433                --
                                                       2005      1.270          1.349            90,099
                                                       2004      1.220          1.270            47,755
                                                       2003      1.000          1.220                --

  Travelers Convertible Securities Subaccount
  (9/03).............................................  2006      1.156          1.230                --
                                                       2005      1.179          1.156           123,488
                                                       2004      1.135          1.179            95,891
                                                       2003      1.000          1.135            11,348

  Travelers Disciplined Mid Cap Stock Subaccount
  (8/03).............................................  2006      1.617          1.762                --
                                                       2005      1.472          1.617           107,069
                                                       2004      1.293          1.472            49,334
                                                       2003      1.000          1.293                --

  Travelers Equity Income Subaccount (9/03)..........  2006      1.347          1.412                --
                                                       2005      1.320          1.347            76,202
                                                       2004      1.229          1.320            35,278
                                                       2003      1.000          1.229                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Federated High Yield Subaccount (7/03)...  2006      1.193          1.220                --
                                                       2005      1.190          1.193           170,816
                                                       2004      1.103          1.190           147,687
                                                       2003      1.000          1.103            11,662

  Travelers Federated Stock Subaccount (10/03).......  2006      1.385          1.430                --
                                                       2005      1.345          1.385                --
                                                       2004      1.245          1.345                --
                                                       2003      1.000          1.245                --

  Travelers Large Cap Subaccount (11/03).............  2006      1.308          1.345                --
                                                       2005      1.231          1.308            62,941
                                                       2004      1.183          1.231            12,695
                                                       2003      1.000          1.183             8,694

  Travelers Managed Allocation Series: Aggressive
  Subaccount (5/05)..................................  2006      1.095          1.162                --
                                                       2005      1.018          1.095                --

  Travelers Managed Allocation Series: Conservative
  Subaccount (6/05)..................................  2006      1.026          1.027                --
                                                       2005      1.017          1.026                --

  Travelers Managed Allocation Series: Moderate
  Subaccount (5/05)..................................  2006      1.062          1.098                --
                                                       2005      1.000          1.062           469,242

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (5/05).......................  2006      1.073          1.116                --
                                                       2005      1.000          1.073           894,456

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (5/05).....................  2006      1.042          1.060                --
                                                       2005      1.000          1.042             2,205

  Travelers Mercury Large Cap Core Subaccount
  (6/03).............................................  2006      1.433          1.518                --
                                                       2005      1.309          1.433           175,362
                                                       2004      1.156          1.309            61,424
                                                       2003      1.000          1.156             8,818

  Travelers MFS Mid Cap Growth Subaccount (6/03).....  2006      1.433          1.513                --
                                                       2005      1.422          1.433            32,684
                                                       2004      1.276          1.422            39,526
                                                       2003      1.000          1.276            23,267

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers MFS Total Return Subaccount (6/03).......  2006      1.228          1.265                --
                                                       2005      1.221          1.228           535,094
                                                       2004      1.121          1.221           470,295
                                                       2003      1.000          1.121                --

  Travelers MFS Value Subaccount (5/04)..............  2006      1.151          1.241                --
                                                       2005      1.106          1.151            69,505
                                                       2004      0.961          1.106            58,987

  Travelers Mondrian International Stock Subaccount
  (8/03).............................................  2006      1.525          1.748                --
                                                       2005      1.425          1.525           133,861
                                                       2004      1.260          1.425            72,407
                                                       2003      1.000          1.260            41,364

  Travelers Pioneer Fund Subaccount (6/03)...........  2006      1.334          1.412                --
                                                       2005      1.288          1.334            37,475
                                                       2004      1.186          1.288            14,897
                                                       2003      1.000          1.186                --

  Travelers Pioneer Mid Cap Value Subaccount (5/05)..  2006      1.046          1.098                --
                                                       2005      1.000          1.046                --

  Travelers Pioneer Strategic Income Subaccount
  (5/04).............................................  2006      1.094          1.103                --
                                                       2005      1.080          1.094           288,785
                                                       2004      0.970          1.080           231,897

  Travelers Quality Bond Subaccount (6/03)...........  2006      1.013          1.001                --
                                                       2005      1.020          1.013           499,580
                                                       2004      1.010          1.020           308,862
                                                       2003      1.000          1.010            56,488

  Travelers Strategic Equity Subaccount (8/03).......  2006      1.313          1.367                --
                                                       2005      1.317          1.313            23,110
                                                       2004      1.223          1.317            12,146
                                                       2003      1.000          1.223            11,483

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (5/05)..................................  2006      1.102          1.266                --
                                                       2005      1.000          1.102                --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (5/05)..................................  2006      1.103          1.263                --
                                                       2005      1.000          1.103                --

  Travelers U.S. Government Securities Subaccount
  (7/04).............................................  2006      1.062          1.021                --
                                                       2005      1.041          1.062            30,326
                                                       2004      1.002          1.041             2,927

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03).............................................  2006      1.465          1.662           122,507
                                                       2005      1.440          1.465           131,691
                                                       2004      1.255          1.440            80,157
                                                       2003      1.000          1.255            41,132

  Van Kampen LIT Enterprise Subaccount (Class II)
  (10/03)............................................  2006      1.264          1.319                --
                                                       2005      1.199          1.264                --
                                                       2004      1.182          1.199                --
                                                       2003      1.000          1.182                --

Variable Insurance Products Fund
  VIP Contrafund Subaccount (Service Class 2)
  (6/03).............................................  2006      1.583          1.724           271,998
                                                       2005      1.388          1.583           307,231
                                                       2004      1.234          1.388           120,583
                                                       2003      1.000          1.234             8,318

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (7/03)...........................  2006      1.377          1.532            62,414
                                                       2005      1.167          1.377            57,146
                                                       2004      1.179          1.167             7,492
                                                       2003      1.000          1.179                --

  VIP Mid Cap Subaccount (Service Class 2) (9/03)....  2006      1.973          2.167           196,934
                                                       2005      1.710          1.973           209,941
                                                       2004      1.404          1.710           101,252
                                                       2003      1.000          1.404             7,534




                         SEPARATE ACCOUNT CHARGES 2.35%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (6/03)...................................  2006      1.215          1.179                --
                                                       2005      1.083          1.215                --
                                                       2004      1.000          1.083                --

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03).............................................  2006      1.244          1.464                --
                                                       2005      1.117          1.244                --
                                                       2004      1.000          1.117                --

  American Funds Growth Subaccount (Class 2) (6/03)..  2006      1.248          1.344                --
                                                       2005      1.100          1.248                --
                                                       2004      1.000          1.100                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  American Funds Growth-Income Subaccount (Class 2)
  (6/03).............................................  2006      1.113          1.252                --
                                                       2005      1.077          1.113                --
                                                       2004      1.000          1.077                --

Capital Appreciation Fund
  Capital Appreciation Fund (8/03)...................  2006      1.342          1.325                --
                                                       2005      1.162          1.342                --
                                                       2004      1.000          1.162                --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (8/03).............................................  2006      1.257          1.628                --
                                                       2005      1.201          1.257                --
                                                       2004      1.000          1.201                --

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (7/03).....................................  2006      1.054          1.199                --
                                                       2005      1.033          1.054                --
                                                       2004      1.000          1.033                --

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (7/03).....................................  2006      1.090          1.105                --
                                                       2005      1.054          1.090                --
                                                       2004      1.000          1.054                --

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (4/04).................................  2006      1.197          1.299                --
                                                       2005      1.112          1.197                --
                                                       2004      0.999          1.112                --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (1/04).................................  2006      1.179          1.311                --
                                                       2005      1.097          1.179                --
                                                       2004      1.000          1.097                --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (8/03)..........................................  2006      1.173          1.357                --
                                                       2005      1.087          1.173                --
                                                       2004      1.000          1.087                --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (8/03)........................  2006      1.468          1.837                --
                                                       2005      1.179          1.468                --
                                                       2004      1.000          1.179                --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.240          1.471                --
                                                       2005      1.152          1.240                --
                                                       2004      1.000          1.152                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (8/03)...................................  2006      1.206          1.435                --
                                                       2005      1.134          1.206                --
                                                       2004      1.000          1.134                --

High Yield Bond Trust
  High Yield Bond Trust (6/04).......................  2006      1.046          1.067                --
                                                       2005      1.057          1.046                --
                                                       2004      0.989          1.057                --

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (6/03).............................................  2006      1.115          1.148                --
                                                       2005      1.060          1.115                --
                                                       2004      1.000          1.060                --

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (8/03)............................  2006      1.167          1.213                --
                                                       2005      1.064          1.167                --
                                                       2004      1.000          1.064                --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (8/03).....................................  2006      1.107          1.166                --
                                                       2005      1.016          1.107                --
                                                       2004      1.000          1.016                --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (8/03).....................................  2006      1.055          1.215                --
                                                       2005      1.023          1.055                --
                                                       2004      1.000          1.023                --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (8/03)......  2006      1.132          1.262                --
                                                       2005      1.114          1.132                --
                                                       2004      1.000          1.114                --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (6/03).........  2006      1.070          1.234                --
                                                       2005      1.052          1.070                --
                                                       2004      1.000          1.052                --

  LMPVPI Investors Subaccount (Class I) (8/03).......  2006      1.111          1.283                --
                                                       2005      1.067          1.111                --
                                                       2004      1.000          1.067                --

  LMPVPI Large Cap Growth Subaccount (Class I)
  (8/03).............................................  2006      1.031          1.049                --
                                                       2005      1.003          1.031                --
                                                       2004      1.000          1.003                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  LMPVPI Small Cap Growth Subaccount (Class I)
  (7/03).............................................  2006      1.146          1.263                --
                                                       2005      1.119          1.146                --
                                                       2004      1.000          1.119                --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (8/03).............................................  2006      1.115          1.210                --
                                                       2005      1.039          1.115                --
                                                       2004      1.000          1.039                --

  LMPVPII Equity Index Subaccount (Class II) (5/03)..  2006      1.106          1.244                --
                                                       2005      1.086          1.106                --
                                                       2004      1.000          1.086                --

  LMPVPII Growth and Income Subaccount (Class I)
  (10/03)............................................  2006      1.089          1.195                --
                                                       2005      1.076          1.089                --
                                                       2004      1.000          1.076                --

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (11/03)............................................  2006      0.989          1.006                --
                                                       2005      0.989          0.989                --
                                                       2004      1.000          0.989                --

  LMPVPIII Social Awareness Stock Subaccount (5/04)..  2006      1.061          1.116                --
                                                       2005      1.040          1.061                --
                                                       2004      0.945          1.040                --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (8/03).............................................  2006      1.114          1.276                --
                                                       2005      1.104          1.114                --
                                                       2004      1.000          1.104                --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03).............................................  2006      1.251          1.372                --
                                                       2005      1.183          1.251                --
                                                       2004      1.000          1.183                --

Managed Assets Trust
  Managed Assets Trust (5/04)........................  2006      1.071          1.102                --
                                                       2005      1.056          1.071                --
                                                       2004      0.981          1.056                --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      1.334          1.264                --

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006      1.091          1.144                --

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06).............................................  2006      1.296          1.365                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MIST Dreman Small-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.262          1.338                --

  MIST Harris Oakmark International Subaccount (Class
  A) (4/06) *........................................  2006      1.395          1.530                --

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.325          1.351                --

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)...................................  2006      1.102          1.159                --

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.074          1.120                --

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06) *.................................  2006      1.001          1.072                --

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (5/06).............................................  2006      0.964          1.067                --

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.198          1.178                --

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (4/06).............................................  2006      1.265          1.249                --

  MIST MFS Value Subaccount (Class A) (4/06).........  2006      1.239          1.363                --

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.214                --

  MIST Pioneer Fund Subaccount (Class A) (4/06)......  2006      1.212          1.297                --

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.098          1.150                --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06).............................................  2006      1.102          1.136                --

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (4/06)..........................................  2006      1.003          1.024                --

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.166          1.133                --

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      0.973          1.006                --

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.001          1.019         2,079,223

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.153          1.163                --

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.172          1.196                --

  MSF MetLife Aggressive Allocation Subaccount
  (4/06).............................................  2006      1.002          1.055                --

  MSF MetLife Conservative Allocation Subaccount
  (4/06).............................................  2006      1.001          1.037                --

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (4/06)..................................  2006      1.002          1.044                --

  MSF MetLife Moderate Allocation Subaccount (4/06)..  2006      1.002          1.049                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (4/06)..................................  2006      1.002          1.054                --

  MSF MFS Total Return Subaccount (Class F) (4/06)...  2006      1.118          1.189                --

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.046                --

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06)...................................  2006      0.998          1.063                --

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)........................  2006      1.067          1.128                --

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *......................  2006      1.020          1.051                --

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.995          1.001                --
                                                       2005      0.990          0.995                --
                                                       2004      1.000          0.990                --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (6/04).....................................  2006      1.082          1.140                --
                                                       2005      1.047          1.082                --
                                                       2004      0.991          1.047                --

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (6/03)......................................  2006      1.016          0.999                --
                                                       2005      1.019          1.016                --
                                                       2004      1.000          1.019                --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (6/03)......................................  2006      1.003          1.017                --
                                                       2005      1.002          1.003                --
                                                       2004      1.000          1.002                --

Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (9/03).........................................  2006      1.260          1.572                --
                                                       2005      1.149          1.260                --
                                                       2004      1.000          1.149                --

  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03).............................................  2006      1.233          1.412                --
                                                       2005      1.179          1.233                --
                                                       2004      1.000          1.179                --

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (8/03).............................................  2006      1.128          1.198                --
                                                       2005      1.062          1.128                --
                                                       2004      1.000          1.062                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Convertible Securities Subaccount
  (9/03).............................................  2006      1.010          1.074                --
                                                       2005      1.030          1.010                --
                                                       2004      1.000          1.030                --

  Travelers Disciplined Mid Cap Stock Subaccount
  (8/03).............................................  2006      1.224          1.334                --
                                                       2005      1.115          1.224                --
                                                       2004      1.000          1.115                --

  Travelers Equity Income Subaccount (9/03)..........  2006      1.118          1.172                --
                                                       2005      1.096          1.118                --
                                                       2004      1.000          1.096                --

  Travelers Federated High Yield Subaccount (7/03)...  2006      1.066          1.091                --
                                                       2005      1.064          1.066                --
                                                       2004      1.000          1.064                --

  Travelers Federated Stock Subaccount (10/03).......  2006      1.115          1.152                --
                                                       2005      1.084          1.115                --
                                                       2004      1.000          1.084                --

  Travelers Large Cap Subaccount (11/03).............  2006      1.122          1.153                --
                                                       2005      1.057          1.122                --
                                                       2004      1.000          1.057                --

  Travelers Managed Allocation Series: Aggressive
  Subaccount (5/05)..................................  2006      1.095          1.161                --
                                                       2005      1.018          1.095                --

  Travelers Managed Allocation Series: Conservative
  Subaccount (6/05)..................................  2006      1.026          1.027                --
                                                       2005      1.017          1.026                --

  Travelers Managed Allocation Series: Moderate
  Subaccount (5/05)..................................  2006      1.062          1.097                --
                                                       2005      1.000          1.062                --

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (5/05).......................  2006      1.072          1.116                --
                                                       2005      1.000          1.072                --

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (5/05).....................  2006      1.042          1.059                --
                                                       2005      1.000          1.042                --

  Travelers Mercury Large Cap Core Subaccount
  (6/03).............................................  2006      1.223          1.296                --
                                                       2005      1.118          1.223                --
                                                       2004      1.000          1.118                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers MFS Mid Cap Growth Subaccount (6/03).....  2006      1.105          1.166                --
                                                       2005      1.098          1.105                --
                                                       2004      1.000          1.098                --

  Travelers MFS Total Return Subaccount (6/03).......  2006      1.085          1.118                --
                                                       2005      1.079          1.085                --
                                                       2004      1.000          1.079                --

  Travelers MFS Value Subaccount (5/04)..............  2006      1.150          1.239                --
                                                       2005      1.106          1.150                --
                                                       2004      0.961          1.106                --

  Travelers Mondrian International Stock Subaccount
  (8/03).............................................  2006      1.218          1.395                --
                                                       2005      1.138          1.218                --
                                                       2004      1.000          1.138                --

  Travelers Pioneer Fund Subaccount (6/03)...........  2006      1.145          1.212                --
                                                       2005      1.106          1.145                --
                                                       2004      1.000          1.106                --

  Travelers Pioneer Mid Cap Value Subaccount (5/05)..  2006      1.046          1.098                --
                                                       2005      1.000          1.046                --

  Travelers Pioneer Strategic Income Subaccount
  (5/04).............................................  2006      1.094          1.102                --
                                                       2005      1.080          1.094                --
                                                       2004      0.970          1.080                --

  Travelers Quality Bond Subaccount (6/03)...........  2006      0.984          0.973                --
                                                       2005      0.992          0.984                --
                                                       2004      1.000          0.992                --

  Travelers Strategic Equity Subaccount (8/03).......  2006      1.097          1.142                --
                                                       2005      1.100          1.097                --
                                                       2004      1.000          1.100                --

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (5/05)..................................  2006      1.102          1.265                --
                                                       2005      1.000          1.102                --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (5/05)..................................  2006      1.103          1.262                --
                                                       2005      1.000          1.103                --

  Travelers U.S. Government Securities Subaccount
  (7/04).............................................  2006      1.061          1.020                --
                                                       2005      1.041          1.061                --
                                                       2004      1.001          1.041                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03).............................................  2006      1.153          1.308                --
                                                       2005      1.134          1.153                --
                                                       2004      1.000          1.134                --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (10/03)............................................  2006      1.099          1.146                --
                                                       2005      1.043          1.099                --
                                                       2004      1.000          1.043                --

Variable Insurance Products Fund
  VIP Contrafund Subaccount (Service Class 2)
  (6/03).............................................  2006      1.285          1.398                --
                                                       2005      1.127          1.285                --
                                                       2004      1.000          1.127                --

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (7/03)...........................  2006      1.215          1.351                --
                                                       2005      1.031          1.215                --
                                                       2004      1.000          1.031                --

  VIP Mid Cap Subaccount (Service Class 2) (9/03)....  2006      1.381          1.516                --
                                                       2005      1.198          1.381                --
                                                       2004      1.000          1.198                --




                         SEPARATE ACCOUNT CHARGES 2.40%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (6/03)...................................  2006      1.186          1.151               --
                                                       2005      1.058          1.186            5,922
                                                       2004      1.000          1.058            6,266

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03).............................................  2006      1.239          1.457           85,792
                                                       2005      1.113          1.239           85,749
                                                       2004      1.000          1.113           49,935

  American Funds Growth Subaccount (Class 2) (6/03)..  2006      1.231          1.325          434,027
                                                       2005      1.086          1.231          517,453
                                                       2004      1.000          1.086           52,497

  American Funds Growth-Income Subaccount (Class 2)
  (6/03).............................................  2006      1.100          1.237          498,762
                                                       2005      1.065          1.100          613,624
                                                       2004      1.000          1.065          242,590

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Capital Appreciation Fund
  Capital Appreciation Fund (8/03)...................  2006      1.349          1.331               --
                                                       2005      1.169          1.349           29,056
                                                       2004      1.000          1.169           19,487

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (8/03).............................................  2006      1.347          1.744               --
                                                       2005      1.287          1.347           78,980
                                                       2004      1.000          1.287               --

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (7/03).....................................  2006      1.042          1.185           32,988
                                                       2005      1.022          1.042           36,374
                                                       2004      1.000          1.022           11,107

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (7/03).....................................  2006      1.129          1.144           87,159
                                                       2005      1.093          1.129           72,211
                                                       2004      1.000          1.093           12,455

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (4/04).................................  2006      1.201          1.303               --
                                                       2005      1.116          1.201          121,159
                                                       2004      1.000          1.116               --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (1/04).................................  2006      1.203          1.337               --
                                                       2005      1.119          1.203           84,662
                                                       2004      1.000          1.119           10,114

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (8/03)..........................................  2006      1.187          1.372               --
                                                       2005      1.100          1.187           65,791
                                                       2004      1.000          1.100               --

  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (8/03)........................  2006      1.569          1.962          124,547
                                                       2005      1.261          1.569          124,452
                                                       2004      1.000          1.261            6,091

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.243          1.474          267,223
                                                       2005      1.156          1.243          187,867
                                                       2004      1.000          1.156               --

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (8/03)...................................  2006      1.190          1.415               --
                                                       2005      1.119          1.190           61,864
                                                       2004      1.000          1.119           20,151

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


High Yield Bond Trust
  High Yield Bond Trust (6/04).......................  2006      1.064          1.085               --
                                                       2005      1.076          1.064           71,060
                                                       2004      1.007          1.076           13,701

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (6/03).............................................  2006      1.123          1.156               --
                                                       2005      1.068          1.123               --
                                                       2004      1.000          1.068               --

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (8/03)............................  2006      1.139          1.182               --
                                                       2005      1.038          1.139               --
                                                       2004      1.000          1.038               --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (8/03).....................................  2006      1.146          1.206           10,883
                                                       2005      1.052          1.146            3,250
                                                       2004      1.000          1.052               --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (8/03).....................................  2006      1.120          1.290               --
                                                       2005      1.087          1.120               --
                                                       2004      1.000          1.087               --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (8/03)......  2006      1.143          1.274               --
                                                       2005      1.125          1.143           85,165
                                                       2004      1.000          1.125               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (6/03).........  2006      1.074          1.238            7,671
                                                       2005      1.057          1.074            7,494
                                                       2004      1.000          1.057               --

  LMPVPI Investors Subaccount (Class I) (8/03).......  2006      1.122          1.296               --
                                                       2005      1.079          1.122               --
                                                       2004      1.000          1.079               --

  LMPVPI Large Cap Growth Subaccount (Class I)
  (8/03).............................................  2006      1.017          1.035               --
                                                       2005      0.990          1.017               --
                                                       2004      1.000          0.990               --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (7/03).............................................  2006      1.194          1.314           15,261
                                                       2005      1.166          1.194           29,965
                                                       2004      1.000          1.166            7,372

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (8/03).............................................  2006      1.131          1.226           28,509
                                                       2005      1.054          1.131           27,090
                                                       2004      1.000          1.054               --

  LMPVPII Equity Index Subaccount (Class II) (5/03)..  2006      1.089          1.224           25,492
                                                       2005      1.070          1.089           50,482
                                                       2004      1.000          1.070               --

  LMPVPII Growth and Income Subaccount (Class I)
  (10/03)............................................  2006      1.078          1.183            4,390
                                                       2005      1.065          1.078            4,417
                                                       2004      1.000          1.065            4,371

Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (11/03)............................................  2006      0.997          1.013          103,272
                                                       2005      0.997          0.997          122,309
                                                       2004      1.000          0.997           38,697

  LMPVPIII Social Awareness Stock Subaccount (5/04)..  2006      1.096          1.152            4,229
                                                       2005      1.075          1.096            3,702
                                                       2004      1.000          1.075               --

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (8/03).............................................  2006      1.108          1.269          130,924
                                                       2005      1.099          1.108          129,819
                                                       2004      1.000          1.099           30,970

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03).............................................  2006      1.226          1.343          211,666
                                                       2005      1.160          1.226          202,144
                                                       2004      1.000          1.160           23,358

Managed Assets Trust
  Managed Assets Trust (5/04)........................  2006      1.086          1.118               --
                                                       2005      1.071          1.086           40,781
                                                       2004      1.000          1.071               --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      1.338          1.267           25,965

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006      1.104          1.157           36,498

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06).............................................  2006      1.302          1.371          105,282

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.261          1.337            1,201

  MIST Harris Oakmark International Subaccount (Class
  A) (4/06) *........................................  2006      1.402          1.537           34,590

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.331          1.358           30,896

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)...................................  2006      1.118          1.175           43,239

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.085          1.131           19,695

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06) *.................................  2006      1.001          1.072          122,395

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (5/06).............................................  2006      0.964          1.066            1,603

  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.189          1.168           10,067

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (4/06).............................................  2006      1.264          1.248           14,723

  MIST MFS Value Subaccount (Class A) (4/06).........  2006      1.261          1.386           62,550

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.214          103,496

  MIST Pioneer Fund Subaccount (Class A) (4/06)......  2006      1.197          1.280               --

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.097          1.149               --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06).............................................  2006      1.125          1.159          176,469

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (4/06)..........................................  2006      1.003          1.023          221,490

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.140          1.106           26,982

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      1.011          1.045           36,825

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      1.005          1.022          482,527

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.143          1.153           28,723

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.178          1.202           22,783

  MSF MetLife Aggressive Allocation Subaccount
  (4/06).............................................  2006      1.002          1.055          389,107

  MSF MetLife Conservative Allocation Subaccount
  (4/06).............................................  2006      1.001          1.037           86,553

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (4/06)..................................  2006      1.002          1.044           35,938

  MSF MetLife Moderate Allocation Subaccount (4/06)..  2006      1.002          1.049          108,955

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (4/06)..................................  2006      1.002          1.054          187,756

  MSF MFS Total Return Subaccount (Class F) (4/06)...  2006      1.134          1.205           83,792

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.045          240,356

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06)...................................  2006      0.998          1.063            7,343

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)........................  2006      1.085          1.147           82,719

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *......................  2006      1.050          1.081           28,879

Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.998          1.005               --
                                                       2005      0.994          0.998          458,511
                                                       2004      1.000          0.994          122,820

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (6/04).....................................  2006      1.097          1.156               --
                                                       2005      1.062          1.097            9,457
                                                       2004      1.000          1.062               --

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (6/03)......................................  2006      1.064          1.046          119,147
                                                       2005      1.067          1.064          100,253
                                                       2004      1.000          1.067           42,235

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (6/03)......................................  2006      1.044          1.059          202,206
                                                       2005      1.044          1.044          193,559
                                                       2004      1.000          1.044           62,023

Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (9/03).........................................  2006      1.269          1.583               --
                                                       2005      1.159          1.269               --
                                                       2004      1.000          1.159               --

  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03).............................................  2006      1.246          1.427           54,663
                                                       2005      1.193          1.246           50,863
                                                       2004      1.000          1.193           18,970

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (8/03).............................................  2006      1.119          1.189               --
                                                       2005      1.054          1.119            9,315
                                                       2004      1.000          1.054            4,416

  Travelers Convertible Securities Subaccount
  (9/03).............................................  2006      1.021          1.085               --
                                                       2005      1.042          1.021            9,926
                                                       2004      1.000          1.042               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Disciplined Mid Cap Stock Subaccount
  (8/03).............................................  2006      1.228          1.338               --
                                                       2005      1.119          1.228           22,597
                                                       2004      1.000          1.119               --

  Travelers Equity Income Subaccount (9/03)..........  2006      1.124          1.178               --
                                                       2005      1.102          1.124           22,556
                                                       2004      1.000          1.102            2,095

  Travelers Federated High Yield Subaccount (7/03)...  2006      1.079          1.104               --
                                                       2005      1.078          1.079           36,241
                                                       2004      1.000          1.078           18,452

  Travelers Federated Stock Subaccount (10/03).......  2006      1.110          1.146               --
                                                       2005      1.079          1.110            4,249
                                                       2004      1.000          1.079            4,285

  Travelers Large Cap Subaccount (11/03).............  2006      1.112          1.143               --
                                                       2005      1.048          1.112           15,864
                                                       2004      1.000          1.048           10,882

  Travelers Managed Allocation Series: Aggressive
  Subaccount (5/05)..................................  2006      1.094          1.161               --
                                                       2005      1.018          1.094          136,743

  Travelers Managed Allocation Series: Conservative
  Subaccount (6/05)..................................  2006      1.025          1.026               --
                                                       2005      1.017          1.025           46,682

  Travelers Managed Allocation Series: Moderate
  Subaccount (5/05)..................................  2006      1.062          1.097               --
                                                       2005      1.000          1.062           65,767

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (5/05).......................  2006      1.072          1.115               --
                                                       2005      1.000          1.072          105,427

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (5/05).....................  2006      1.041          1.059               --
                                                       2005      1.000          1.041           33,375

  Travelers Mercury Large Cap Core Subaccount
  (6/03).............................................  2006      1.229          1.302               --
                                                       2005      1.124          1.229          103,401
                                                       2004      1.000          1.124               --

  Travelers MFS Mid Cap Growth Subaccount (6/03).....  2006      1.080          1.140               --
                                                       2005      1.073          1.080           41,239
                                                       2004      1.000          1.073               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers MFS Total Return Subaccount (6/03).......  2006      1.101          1.134               --
                                                       2005      1.095          1.101          100,898
                                                       2004      1.000          1.095           10,404

  Travelers MFS Value Subaccount (5/04)..............  2006      1.170          1.261               --
                                                       2005      1.126          1.170           53,182
                                                       2004      1.000          1.126               --

  Travelers Mondrian International Stock Subaccount
  (8/03).............................................  2006      1.224          1.402               --
                                                       2005      1.145          1.224           37,004
                                                       2004      1.000          1.145            5,671

  Travelers Pioneer Fund Subaccount (6/03)...........  2006      1.131          1.197               --
                                                       2005      1.093          1.131               --
                                                       2004      1.000          1.093               --

  Travelers Pioneer Mid Cap Value Subaccount (5/05)..  2006      1.045          1.097               --
                                                       2005      1.000          1.045               --

  Travelers Pioneer Strategic Income Subaccount
  (5/04).............................................  2006      1.117          1.125               --
                                                       2005      1.103          1.117          146,181
                                                       2004      1.000          1.103           36,748

  Travelers Quality Bond Subaccount (6/03)...........  2006      1.023          1.011               --
                                                       2005      1.031          1.023           51,421
                                                       2004      1.000          1.031           16,224

  Travelers Strategic Equity Subaccount (8/03).......  2006      1.093          1.138               --
                                                       2005      1.097          1.093           10,443
                                                       2004      1.000          1.097               --

  Travelers Style Focus Series: Small Cap Growth
  Subaccount (5/05)..................................  2006      1.101          1.264               --
                                                       2005      1.000          1.101           14,717

  Travelers Style Focus Series: Small Cap Value
  Subaccount (5/05)..................................  2006      1.103          1.261               --
                                                       2005      1.000          1.103            1,251

  Travelers U.S. Government Securities Subaccount
  (7/04).............................................  2006      1.092          1.050               --
                                                       2005      1.072          1.092           41,496
                                                       2004      1.031          1.072           24,703

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03).............................................  2006      1.149          1.302           50,121
                                                       2005      1.131          1.149           51,979
                                                       2004      1.000          1.131               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Van Kampen LIT Enterprise Subaccount (Class II)
  (10/03)............................................  2006      1.093          1.139               --
                                                       2005      1.037          1.093               --
                                                       2004      1.000          1.037               --

Variable Insurance Products Fund
  VIP Contrafund Subaccount (Service Class 2)
  (6/03).............................................  2006      1.260          1.371           90,153
                                                       2005      1.107          1.260           89,896
                                                       2004      1.000          1.107           28,719

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (7/03)...........................  2006      1.225          1.361               --
                                                       2005      1.040          1.225               --
                                                       2004      1.000          1.040               --

  VIP Mid Cap Subaccount (Service Class 2) (9/03)....  2006      1.414          1.551          145,062
                                                       2005      1.227          1.414          148,690
                                                       2004      1.000          1.227           23,433




                         SEPARATE ACCOUNT CHARGES 2.50%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AllianceBernstein Variable Products Series Fund, Inc.
  AllianceBernstein Large-Cap Growth Subaccount
  (Class B) (6/03)...................................  2006      1.348          1.307               --
                                                       2005      1.204          1.348              442
                                                       2004      1.139          1.204            6,543
                                                       2003      1.000          1.139            6,103

American Funds Insurance Series
  American Funds Global Growth Subaccount (Class 2)
  (6/03).............................................  2006      1.615          1.897          192,493
                                                       2005      1.452          1.615          199,458
                                                       2004      1.312          1.452          109,939
                                                       2003      1.000          1.312               --

  American Funds Growth Subaccount (Class 2) (6/03)..  2006      1.556          1.673          395,323
                                                       2005      1.373          1.556          436,293
                                                       2004      1.251          1.373          364,182
                                                       2003      1.000          1.251            9,502

  American Funds Growth-Income Subaccount (Class 2)
  (6/03).............................................  2006      1.388          1.559          246,051
                                                       2005      1.344          1.388          237,015
                                                       2004      1.249          1.344          154,796
                                                       2003      1.000          1.249            9,680

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Capital Appreciation Fund
  Capital Appreciation Fund (8/03)...................  2006      1.625          1.603               --
                                                       2005      1.409          1.625           36,842
                                                       2004      1.209          1.409           12,785
                                                       2003      1.000          1.209               --

Delaware VIP Trust
  Delaware VIP REIT Subaccount (Standard Class)
  (8/03).............................................  2006      1.683          2.177               --
                                                       2005      1.610          1.683          156,393
                                                       2004      1.256          1.610           64,123
                                                       2003      1.000          1.256               --

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Subaccount (Initial
  Shares) (7/03).....................................  2006      1.214          1.379              597
                                                       2005      1.193          1.214              586
                                                       2004      1.164          1.193              574
                                                       2003      1.000          1.164               --

  Dreyfus VIF Developing Leaders Subaccount (Initial
  Shares) (7/03).....................................  2006      1.430          1.448           41,949
                                                       2005      1.386          1.430           41,397
                                                       2004      1.276          1.386           23,828
                                                       2003      1.000          1.276            8,717

FAM Variable Series Funds, Inc.
  FAMVS Mercury Global Allocation V.I. Subaccount
  (Class III) (4/04).................................  2006      1.290          1.399               --
                                                       2005      1.200          1.290          107,671
                                                       2004      1.078          1.200           79,749
                                                       2003      1.000          1.078               --

  FAMVS Mercury Value Opportunities V.I. Subaccount
  (Class III) (1/04).................................  2006      1.287          1.431               --
                                                       2005      1.198          1.287           34,081
                                                       2004      1.071          1.198           17,589
                                                       2003      1.000          1.071               --

Franklin Templeton Variable Insurance Products Trust
  FTVIPT Mutual Shares Securities Subaccount (Class
  2) (8/03)..........................................  2006      1.421          1.641               --
                                                       2005      1.318          1.421          164,510
                                                       2004      1.200          1.318           78,629
                                                       2003      1.000          1.200               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  FTVIPT Templeton Developing Markets Securities
  Subaccount (Class 2) (8/03)........................  2006      2.222          2.776           40,097
                                                       2005      1.788          2.222           47,296
                                                       2004      1.470          1.788           20,786
                                                       2003      1.000          1.470               --

  FTVIPT Templeton Foreign Securities Subaccount
  (Class 2) (9/03)...................................  2006      1.652          1.957           26,014
                                                       2005      1.537          1.652           24,110
                                                       2004      1.330          1.537           19,494
                                                       2003      1.212          1.330               --

  FTVIPT Templeton Growth Securities Subaccount
  (Class 2) (8/03)...................................  2006      1.585          1.883               --
                                                       2005      1.493          1.585          120,257
                                                       2004      1.319          1.493           66,465
                                                       2003      1.000          1.319            4,120

High Yield Bond Trust
  High Yield Bond Trust (6/04).......................  2006      1.044          1.064               --
                                                       2005      1.056          1.044           39,410
                                                       2004      0.989          1.056            5,932

Janus Aspen Series
  Janus Aspen Balanced Subaccount (Service Shares)
  (6/03).............................................  2006      1.206          1.242               --
                                                       2005      1.149          1.206               --
                                                       2004      1.088          1.149               --
                                                       2003      1.000          1.088               --

  Janus Aspen Global Life Sciences Subaccount
  (Service Shares) (8/03)............................  2006      1.446          1.499               --
                                                       2005      1.319          1.446               --
                                                       2004      1.184          1.319               --
                                                       2003      1.000          1.184               --

  Janus Aspen Global Technology Subaccount (Service
  Shares) (8/03).....................................  2006      1.470          1.546               --
                                                       2005      1.351          1.470               --
                                                       2004      1.377          1.351               --
                                                       2003      1.000          1.377               --

  Janus Aspen Worldwide Growth Subaccount (Service
  Shares) (8/03).....................................  2006      1.308          1.504               --
                                                       2005      1.270          1.308               --
                                                       2004      1.246          1.270               --
                                                       2003      1.000          1.246               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Subaccount (8/03)......  2006      1.507          1.678               --
                                                       2005      1.486          1.507           60,950
                                                       2004      1.326          1.486           39,933
                                                       2003      1.000          1.326               --

Legg Mason Partners Variable Portfolios I, Inc.
  LMPVPI All Cap Subaccount (Class I) (6/03).........  2006      1.396          1.608           56,658
                                                       2005      1.376          1.396           58,406
                                                       2004      1.302          1.376           26,950
                                                       2003      1.000          1.302            5,619

  LMPVPI Investors Subaccount (Class I) (8/03).......  2006      1.416          1.633           30,407
                                                       2005      1.363          1.416           30,287
                                                       2004      1.266          1.363           13,524
                                                       2003      1.000          1.266            5,804

  LMPVPI Large Cap Growth Subaccount (Class I)
  (8/03).............................................  2006      1.308          1.330           39,852
                                                       2005      1.274          1.308           41,715
                                                       2004      1.300          1.274           14,172
                                                       2003      1.000          1.300               --

  LMPVPI Small Cap Growth Subaccount (Class I)
  (7/03).............................................  2006      1.632          1.795           27,742
                                                       2005      1.595          1.632           30,111
                                                       2004      1.421          1.595           15,641
                                                       2003      1.000          1.421               --

Legg Mason Partners Variable Portfolios II
  LMPVPII Aggressive Growth Subaccount (Class I)
  (8/03).............................................  2006      1.443          1.563          136,366
                                                       2005      1.347          1.443          128,484
                                                       2004      1.265          1.347           75,088
                                                       2003      1.000          1.265            9,392

  LMPVPII Equity Index Subaccount (Class II) (5/03)..  2006      1.317          1.478          103,186
                                                       2005      1.295          1.317          104,169
                                                       2004      1.204          1.295           98,157
                                                       2003      1.000          1.204               --

  LMPVPII Growth and Income Subaccount (Class I)
  (10/03)............................................  2006      1.304          1.430               --
                                                       2005      1.291          1.304               --
                                                       2004      1.221          1.291               --
                                                       2003      1.000          1.221               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Legg Mason Partners Variable Portfolios III, Inc.
  LMPVPIII Adjustable Rate Income Subaccount
  (11/03)............................................  2006      0.981          0.996           46,403
                                                       2005      0.983          0.981           60,512
                                                       2004      0.996          0.983           39,548
                                                       2003      1.000          0.996               --

  LMPVPIII Social Awareness Stock Subaccount (5/04)..  2006      1.058          1.112            2,681
                                                       2005      1.039          1.058            2,670
                                                       2004      0.945          1.039              437

Lord Abbett Series Fund, Inc.
  Lord Abbett Growth and Income Subaccount (Class VC)
  (8/03).............................................  2006      1.367          1.563           80,270
                                                       2005      1.357          1.367           93,595
                                                       2004      1.235          1.357           77,834
                                                       2003      1.000          1.235               --

  Lord Abbett Mid-Cap Value Subaccount (Class VC)
  (6/03).............................................  2006      1.597          1.748           81,499
                                                       2005      1.513          1.597           79,954
                                                       2004      1.250          1.513           44,269
                                                       2003      1.000          1.250               --

Managed Assets Trust
  Managed Assets Trust (5/04)........................  2006      1.068          1.099               --
                                                       2005      1.054          1.068          152,865
                                                       2004      0.981          1.054               --

Met Investors Series Trust
  MIST Batterymarch Mid-Cap Stock Subaccount (Class
  A) (4/06)..........................................  2006      1.752          1.658           39,756

  MIST BlackRock High Yield Subaccount (Class A)
  (4/06).............................................  2006      1.213          1.271          219,689

  MIST BlackRock Large-Cap Core Subaccount (Class A)
  (4/06).............................................  2006      1.509          1.589          111,192

  MIST Dreman Small-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.260          1.335               --

  MIST Harris Oakmark International Subaccount (Class
  A) (4/06) *........................................  2006      1.738          1.903           34,731

  MIST Janus Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.603          1.633           35,197

  MIST Legg Mason Partners Managed Assets Subaccount
  (Class A) (4/06)...................................  2006      1.099          1.154          152,865

  MIST Lord Abbett Bond Debenture Subaccount (Class
  A) (4/06)..........................................  2006      1.222          1.273          148,242

  MIST Lord Abbett Growth and Income Subaccount
  (Class B) (4/06) *.................................  2006      1.001          1.071          236,623

  MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
  (5/06).............................................  2006      0.964          1.065               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  MIST Met/AIM Capital Appreciation Subaccount (Class
  A) (4/06)..........................................  2006      1.425          1.399           39,631

  MIST Met/AIM Small Cap Growth Subaccount (Class A)
  (4/06).............................................  2006      1.263          1.246               --

  MIST MFS Value Subaccount (Class A) (4/06).........  2006      1.236          1.357           89,470

  MIST Neuberger Berman Real Estate Subaccount (Class
  A) (4/06)..........................................  2006      1.003          1.213          251,771

  MIST Pioneer Fund Subaccount (Class A) (4/06)......  2006      1.403          1.500           14,709

  MIST Pioneer Mid-Cap Value Subaccount (Class A)
  (4/06).............................................  2006      1.096          1.147               --

  MIST Pioneer Strategic Income Subaccount (Class A)
  (4/06).............................................  2006      1.098          1.131           19,753

  MIST Third Avenue Small Cap Value Subaccount (Class
  B) (4/06)..........................................  2006      1.003          1.023          174,206

Metropolitan Series Fund, Inc.
  MSF BlackRock Aggressive Growth Subaccount (Class
  D) (4/06)..........................................  2006      1.503          1.459            4,499

  MSF BlackRock Bond Income Subaccount (Class A)
  (4/06).............................................  2006      0.995          1.028          148,153

  MSF BlackRock Money Market Subaccount (Class A)
  (4/06).............................................  2006      0.982          0.999           95,714

  MSF FI Large Cap Subaccount (Class A) (4/06).......  2006      1.337          1.347            5,865

  MSF FI Value Leaders Subaccount (Class D) (4/06)...  2006      1.404          1.432          345,916

  MSF MetLife Aggressive Allocation Subaccount
  (4/06).............................................  2006      1.002          1.054               --

  MSF MetLife Conservative Allocation Subaccount
  (4/06).............................................  2006      1.001          1.036          133,574

  MSF MetLife Conservative to Moderate Allocation
  Subaccount (4/06)..................................  2006      1.002          1.043               --

  MSF MetLife Moderate Allocation Subaccount (4/06)..  2006      1.002          1.048           26,893

  MSF MetLife Moderate to Aggressive Allocation
  Subaccount (4/06)..................................  2006      1.002          1.053               --

  MSF MFS Total Return Subaccount (Class F) (4/06)...  2006      1.257          1.336          213,437

  MSF Oppenheimer Global Equity Subaccount (Class B)
  (4/06) *...........................................  2006      0.996          1.045          329,268

  MSF T. Rowe Price Large Cap Growth Subaccount
  (Class B) (4/06)...................................  2006      0.998          1.062           23,212

  MSF Western Asset Management High Yield Bond
  Subaccount (Class A) (4/06)........................  2006      1.064          1.124           36,745

  MSF Western Asset Management U.S. Government
  Subaccount (Class A) (4/06) *......................  2006      1.017          1.046           39,131

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Money Market Portfolio
  Money Market Subaccount (8/03).....................  2006      0.977          0.982               --
                                                       2005      0.973          0.977          252,478
                                                       2004      0.988          0.973          275,155
                                                       2003      1.000          0.988               --

Oppenheimer Variable Account Funds
  Oppenheimer Main Street/VA Subaccount ( Service
  Shares) (6/04).....................................  2006      1.079          1.137               --
                                                       2005      1.046          1.079               --
                                                       2004      0.991          1.046               --

PIMCO Variable Insurance Trust
  PIMCO VIT Real Return Subaccount (Administrative
  Class) (6/03)......................................  2006      1.100          1.080          108,826
                                                       2005      1.105          1.100          119,467
                                                       2004      1.040          1.105           23,112
                                                       2003      1.000          1.040               --

  PIMCO VIT Total Return Subaccount (Administrative
  Class) (6/03)......................................  2006      1.029          1.042           31,689
                                                       2005      1.030          1.029           41,317
                                                       2004      1.007          1.030            5,097
                                                       2003      1.000          1.007            5,843

Putnam Variable Trust
  Putnam VT International Equity Subaccount (Class
  IB) (9/03).........................................  2006      1.594          1.986               --
                                                       2005      1.457          1.594               --
                                                       2004      1.285          1.457               --
                                                       2003      1.000          1.285               --

  Putnam VT Small Cap Value Subaccount (Class IB)
  (6/03).............................................  2006      1.826          2.089           12,247
                                                       2005      1.749          1.826           12,335
                                                       2004      1.421          1.749           10,389
                                                       2003      1.000          1.421               --

The Travelers Series Trust
  Travelers AIM Capital Appreciation Subaccount
  (8/03).............................................  2006      1.342          1.425               --
                                                       2005      1.265          1.342           41,483
                                                       2004      1.218          1.265           19,084
                                                       2003      1.000          1.218               --

  Travelers Convertible Securities Subaccount
  (9/03).............................................  2006      1.150          1.222               --
                                                       2005      1.175          1.150          173,605
                                                       2004      1.134          1.175          100,202
                                                       2003      1.000          1.134           31,053

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Disciplined Mid Cap Stock Subaccount
  (8/03).............................................  2006      1.608          1.752               --
                                                       2005      1.467          1.608           41,343
                                                       2004      1.291          1.467           18,344
                                                       2003      1.000          1.291               --

  Travelers Equity Income Subaccount (9/03)..........  2006      1.340          1.404               --
                                                       2005      1.315          1.340          369,282
                                                       2004      1.227          1.315          404,837
                                                       2003      1.000          1.227               --

  Travelers Federated High Yield Subaccount (7/03)...  2006      1.186          1.213               --
                                                       2005      1.186          1.186          212,746
                                                       2004      1.102          1.186           52,673
                                                       2003      1.000          1.102               --

  Travelers Federated Stock Subaccount (10/03).......  2006      1.377          1.422               --
                                                       2005      1.341          1.377               --
                                                       2004      1.243          1.341            5,987
                                                       2003      1.000          1.243            5,991

  Travelers Large Cap Subaccount (11/03).............  2006      1.301          1.337               --
                                                       2005      1.227          1.301            5,835
                                                       2004      1.181          1.227               --
                                                       2003      1.000          1.181               --

  Travelers Managed Allocation Series: Aggressive
  Subaccount (5/05)..................................  2006      1.094          1.160               --
                                                       2005      1.018          1.094               --

  Travelers Managed Allocation Series: Conservative
  Subaccount (6/05)..................................  2006      1.025          1.025               --
                                                       2005      1.017          1.025               --

  Travelers Managed Allocation Series: Moderate
  Subaccount (5/05)..................................  2006      1.061          1.096               --
                                                       2005      1.000          1.061               --

  Travelers Managed Allocation Series: Moderate-
  Aggressive Subaccount (5/05).......................  2006      1.071          1.114               --
                                                       2005      1.000          1.071               --

  Travelers Managed Allocation Series: Moderate-
  Conservative Subaccount (5/05).....................  2006      1.041          1.058               --
                                                       2005      1.000          1.041               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Mercury Large Cap Core Subaccount
  (6/03).............................................  2006      1.426          1.509               --
                                                       2005      1.304          1.426          112,944
                                                       2004      1.154          1.304           86,722
                                                       2003      1.000          1.154               --

  Travelers MFS Mid Cap Growth Subaccount (6/03).....  2006      1.425          1.503               --
                                                       2005      1.418          1.425            4,389
                                                       2004      1.274          1.418               --
                                                       2003      1.000          1.274               --

  Travelers MFS Total Return Subaccount (6/03).......  2006      1.222          1.257               --
                                                       2005      1.217          1.222          226,435
                                                       2004      1.119          1.217          154,861
                                                       2003      1.000          1.119               --

  Travelers MFS Value Subaccount (5/04)..............  2006      1.147          1.236               --
                                                       2005      1.104          1.147           91,372
                                                       2004      0.961          1.104           21,906

  Travelers Mondrian International Stock Subaccount
  (8/03).............................................  2006      1.517          1.738               --
                                                       2005      1.420          1.517           37,838
                                                       2004      1.258          1.420           15,146
                                                       2003      1.000          1.258               --

  Travelers Pioneer Fund Subaccount (6/03)...........  2006      1.327          1.403               --
                                                       2005      1.283          1.327           14,659
                                                       2004      1.184          1.283            2,365
                                                       2003      1.000          1.184               --

  Travelers Pioneer Mid Cap Value Subaccount (5/05)..  2006      1.045          1.096               --
                                                       2005      1.000          1.045               --

  Travelers Pioneer Strategic Income Subaccount
  (5/04).............................................  2006      1.091          1.098               --
                                                       2005      1.079          1.091           20,507
                                                       2004      0.970          1.079            3,050

  Travelers Quality Bond Subaccount (6/03)...........  2006      1.008          0.995               --
                                                       2005      1.016          1.008          155,175
                                                       2004      1.009          1.016          105,941
                                                       2003      1.000          1.009               --

  Travelers Strategic Equity Subaccount (8/03).......  2006      1.306          1.359               --
                                                       2005      1.313          1.306               --
                                                       2004      1.221          1.313               --
                                                       2003      1.000          1.221               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Travelers Style Focus Series: Small Cap Growth
  Subaccount (5/05)..................................  2006      1.101          1.263               --
                                                       2005      1.000          1.101               --

  Travelers Style Focus Series: Small Cap Value
  Subaccount (5/05)..................................  2006      1.102          1.260               --
                                                       2005      1.000          1.102               --

  Travelers U.S. Government Securities Subaccount
  (7/04).............................................  2006      1.058          1.017               --
                                                       2005      1.040          1.058           48,194
                                                       2004      1.001          1.040            6,020

Van Kampen Life Investment Trust
  Van Kampen LIT Comstock Subaccount (Class II)
  (6/03).............................................  2006      1.457          1.649              892
                                                       2005      1.435          1.457              863
                                                       2004      1.253          1.435              854
                                                       2003      1.000          1.253               --

  Van Kampen LIT Enterprise Subaccount (Class II)
  (10/03)............................................  2006      1.257          1.309               --
                                                       2005      1.195          1.257               --
                                                       2004      1.180          1.195               --
                                                       2003      1.000          1.180               --

Variable Insurance Products Fund
  VIP Contrafund Subaccount (Service Class 2)
  (6/03).............................................  2006      1.574          1.711           36,568
                                                       2005      1.384          1.574           38,549
                                                       2004      1.232          1.384           13,402
                                                       2003      1.000          1.232               --

  VIP Dynamic Capital Appreciation Subaccount
  (Service Class 2) (7/03)...........................  2006      1.370          1.520           12,535
                                                       2005      1.164          1.370           12,692
                                                       2004      1.178          1.164            4,274
                                                       2003      1.000          1.178               --

  VIP Mid Cap Subaccount (Service Class 2) (9/03)....  2006      1.962          2.151          101,280
                                                       2005      1.705          1.962          109,220
                                                       2004      1.402          1.705          109,154
                                                       2003      1.000          1.402            5,335




The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006.

Number of Units Outstanding at End of Year may include units for Contract Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see
Appendix            for more information on Variable Funding Option name
changes, mergers and substitutions.

Effective on or about 02/25/2005, The Travelers Series Trust-MFS Emerging Growth Portfolio merged into The Travelers Series Trust-MFS Mid Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Alliance Bernstein Variable Products Series Fund-AllianceBernstein Large Cap Growth Portfolio was replaced by Metropolitan Series Fund, Inc.-T. Rowe Price Large Cap Growth and is no longer available as a funding option.

Effective on or about 05/01/2006, Capital Appreciation Fund merged into Met Investors Series Trust-Janus Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Delaware VIP Trust-Delaware VIP REIT Series was replaced by Met Investors Series Trust-Neuberger Berman Real Estate Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, FAM Variable Series Fund, Inc.-Mercury Value Opportunities V.I. Fund was replaced by Met Investors Series Trust-Third Avenue Small Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, FAM Variable Series Fund, Inc.-Mercury Global Allocation V.I. Portfolio was replaced by Metropolitan Series Fund, Inc.- Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Franklin Templeton VIP Trust-Mutual Shares Securities Fund was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Franklin Templeton VIP Trust-Templeton Growth Securities Fund was replaced by Metropolitan Series Fund, Inc.-Oppenheimer Global Equity Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, High Yield Bond Trust merged into Metropolitan Series Fund, Inc.-Western Asset Management High Yield Bond Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Janus Aspen Series-Janus Aspen Balanced Portfolio was replaced by Metropolitan Series Fund, Inc.-MFS Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Managed Assets Trust merged into Met Investors Series Trust-Legg Mason Partners Managed Assets Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Money Market Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Money Market Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, Oppenheimer Variable Account Funds-Oppenheimer Main Street Fund/VA was replaced by Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-AIM Capital Appreciation Portfolio merged into Met Investors Series Trust-MET/AIM Capital Appreciation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Convertible Securities Portfolio merged into Met Investors Series Trust-Lord Abbett Bond Debenture Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Disciplined Mid Cap Stock Portfolio merged into Met Investors Series Trust-Batterymarch Mid-Cap Stock Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Equity Income Portfolio merged into Metropolitan Series Fund, Inc.-FI Value Leaders Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Federated High Yield Portfolio merged into Met Investors Series Trust-Federated High Yield Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Federated Stock Portfolio merged into Met Investors Series Trust-Lord Abbett Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Large Cap Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Managed Allocation
Series: Aggressive Portfolio merged into Metropolitan Series Fund, Inc.-MetLife Aggressive Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Managed Allocation
Series: Conservative Portfolio merged into Metropolitan Series Fund, Inc.- MetLife Conservative Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Managed Allocation
Series: Moderate -- Aggressive Portfolio merged into Metropolitan Series Fund, Inc.-MetLife Moderate to Aggressive Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Managed Allocation
Series: Moderate -- Conservative Portfolio merged into Metropolitan Series Fund, Inc.-MetLife Conservative to Moderate Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Managed Allocation
Series: Moderate Portfolio merged into Metropolitan Series Fund, Inc.-MetLife Moderate Allocation Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Mercury Large Cap Core Portfolio merged into Met Investors Series Trust-Mercury Large-Cap Core Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-MFS Mid Cap Growth Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Aggressive Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-MFS Total Return Portfolio merged into Metropolitan Series Fund, Inc.-MFS Total Return Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-MFS Value Portfolio merged into Met Investors Series Trust-MFS Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Mondrian International Stock Portfolio merged into Met Investors Series Trust-Harris Oakmark International Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Pioneer Fund Portfolio merged into Met Investors Series Trust-Pioneer Fund Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Pioneer Mid-Cap Value Portfolio merged into Met Investors Series Trust-Pioneer Mid-Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Pioneer Strategic Income Portfolio merged into Met Investors Series Trust-Pioneer Strategic Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Strategic Equity Portfolio merged into Metropolitan Series Fund, Inc.-FI Large Cap Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Style Focus Series:
Small Cap Growth Portfolio merged into Met Investors Series Trust-MET/AIM Small Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Style Focus Series:
Small Cap Value Portfolio merged into Met Investors Series Trust-Dreman Small-Cap Value Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-Travelers Quality Bond Portfolio merged into Metropolitan Series Fund, Inc.-BlackRock Bond Income Portfolio and is no longer available as a funding option.

Effective on or about 05/01/2006, The Travelers Series Trust-U.S. Government Securities Portfolio merged into Metropolitan Series Fund, Inc.-Western Asset Management U.S. Government Portfolio and is no longer available as a funding option.

Effective on or about 11/13/2006, Lazard Retirement Series, Inc.-Lazard Retirement Small Cap Portfolio was replaced by Met Investors Series Trust-Third Avenue Small Cap Value Portfolio and is no longer available as a funding option.

                            SCUDDER ADVOCATE REWARDS
                         CONDENSED FINANCIAL INFORMATION

--------------------------------------------------------------------------------

The following tables provide the Accumulation Unit Values information for the *mid-range* combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.

                         SEPARATE ACCOUNT CHARGES 1.70%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Utilities Subaccount (8/03)...............  2006      1.490          1.838           233,872
                                                       2005      1.297          1.490           164,797
                                                       2004      1.068          1.297            26,330
                                                       2003      1.000          1.068             7,638

Alger American Fund
  Alger American Balanced Subaccount (Class S)
  (7/03).............................................  2006      1.160          1.166                --
                                                       2005      1.091          1.160           201,324
                                                       2004      1.064          1.091           187,147
                                                       2003      1.000          1.064             9,834

  Alger American Leveraged AllCap Subaccount (Class
  S) (10/03).........................................  2006      1.337          1.563           347,241
                                                       2005      1.191          1.337           195,818
                                                       2004      1.123          1.191            94,237
                                                       2003      1.000          1.123             9,111

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (10/03)............................................  2006      2.041          2.659           264,743
                                                       2005      1.623          2.041           208,118
                                                       2004      1.321          1.623            48,424
                                                       2003      1.000          1.321             6,207

  Credit Suisse Trust Global Small Cap Subaccount
  (11/03)............................................  2006      1.642          1.828            53,887
                                                       2005      1.438          1.642            53,442
                                                       2004      1.240          1.438            33,832
                                                       2003      1.000          1.240             6,382

Dreyfus Investment Portfolios
  Dreyfus MidCap Stock Subaccount (Service Shares)
  (7/03).............................................  2006      1.411          1.494           711,529
                                                       2005      1.318          1.411           620,306
                                                       2004      1.173          1.318           409,561
                                                       2003      1.000          1.173           125,518

Dreyfus Socially Responsible Growth Fund, Inc.
  Dreyfus Socially Responsible Growth Subaccount
  (Service Shares) (9/03)............................  2006      1.193          1.278            54,056
                                                       2005      1.174          1.193            53,735
                                                       2004      1.127          1.174            19,256
                                                       2003      1.000          1.127            59,530

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


DWS Investments VIT Funds
  DWS VIT Equity 500 Index Subaccount (Class B)
  (9/05).............................................  2006      1.007          1.140           280,451
                                                       2005      1.000          1.007           288,873

  DWS VIT RREEF Real Estate Securities Subaccount
  (Class B) (7/03)...................................  2006      1.639          2.210           414,953
                                                       2005      1.498          1.639           420,234
                                                       2004      1.165          1.498           199,876
                                                       2003      1.000          1.165            67,166

DWS Variable Series I
  DWSI Bond Subaccount (Class B) (6/05)..............  2006      0.996          1.022            12,397
                                                       2005      1.000          0.996             4,140

  DWSI Capital Growth Subaccount (Class B) (8/03)....  2006      1.260          1.340           682,929
                                                       2005      1.181          1.260           129,244
                                                       2004      1.117          1.181            42,871
                                                       2003      1.000          1.117            14,597

  DWSI Global Opportunities Subaccount (Class B)
  (10/03)............................................  2006      1.763          2.113           161,134
                                                       2005      1.519          1.763           136,095
                                                       2004      1.255          1.519            74,372
                                                       2003      1.000          1.255                --

  DWSI Growth & Income Subaccount (Class B) (7/03)...  2006      1.267          1.411           133,394
                                                       2005      1.219          1.267           174,890
                                                       2004      1.129          1.219            87,997
                                                       2003      1.000          1.129             1,124

  DWSI Health Care Subaccount (Class B) (7/03).......  2006      1.282          1.333           307,445
                                                       2005      1.207          1.282           293,900
                                                       2004      1.125          1.207           187,842
                                                       2003      1.000          1.125                --

  DWSI International Subaccount (Class B) (7/03).....  2006      1.542          1.902           298,427
                                                       2005      1.356          1.542           261,498
                                                       2004      1.186          1.356           132,055
                                                       2003      1.000          1.186                --

DWS Variable Series II
  DWSII Dreman Financial Services Subaccount (Class
  B) (8/03)..........................................  2006      1.213          1.270                --
                                                       2005      1.240          1.213            66,235
                                                       2004      1.131          1.240            21,352
                                                       2003      1.000          1.131                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII All Cap Growth Subaccount (Class B) (8/03)...  2006      1.436          1.584                --
                                                       2005      1.290          1.436            35,929
                                                       2004      1.177          1.290               712
                                                       2003      1.000          1.177            85,792

  DWSII Balanced Subaccount (Class B) (7/03).........  2006      1.137          1.228           197,660
                                                       2005      1.113          1.137           205,025
                                                       2004      1.065          1.113            94,278
                                                       2003      1.000          1.065             5,512

  DWSII Blue Chip Subaccount (Class B) (8/03)........  2006      1.418          1.606           492,089
                                                       2005      1.315          1.418           402,126
                                                       2004      1.157          1.315           138,589
                                                       2003      1.000          1.157                --

  DWSII Conservative Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.087          1.163           978,779
                                                       2005      1.059          1.087           747,545
                                                       2004      1.010          1.059           526,320

  DWSII Core Fixed Income Subaccount (Class B)
  (7/03).............................................  2006      1.014          1.036           598,721
                                                       2005      1.013          1.014           832,827
                                                       2004      0.990          1.013           521,877
                                                       2003      1.000          0.990             3,630

  DWSII Davis Venture Value Subaccount (Class B)
  (7/03).............................................  2006      1.364          1.533           607,303
                                                       2005      1.270          1.364           731,839
                                                       2004      1.160          1.270           403,848
                                                       2003      1.000          1.160             9,515

  DWSII Dreman High Return Equity Subaccount (Class
  B) (8/03)..........................................  2006      1.375          1.598         1,102,514
                                                       2005      1.301          1.375           994,375
                                                       2004      1.164          1.301           642,212
                                                       2003      1.000          1.164             9,483

  DWSII Dreman Small Mid Cap Value Subaccount (Class
  B) (7/03)..........................................  2006      1.660          2.034           621,215
                                                       2005      1.538          1.660           555,146
                                                       2004      1.246          1.538           262,804
                                                       2003      1.000          1.246            88,505

  DWSII Foreign Value Subaccount (Class B) (11/04)...  2006      1.133          1.361                --
                                                       2005      1.054          1.133           125,494
                                                       2004      1.000          1.054            19,724

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Global Thematic Subaccount (Class B)
  (10/03)............................................  2006      1.600          2.039           461,655
                                                       2005      1.328          1.600           322,794
                                                       2004      1.182          1.328            71,208
                                                       2003      1.000          1.182                --

  DWSII Government & Agency Securities Subaccount
  (Class B) (7/03)...................................  2006      1.018          1.039           206,644
                                                       2005      1.013          1.018           203,708
                                                       2004      0.997          1.013           113,691
                                                       2003      1.000          0.997                --

  DWSII Growth Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.142          1.265         1,679,374
                                                       2005      1.096          1.142         2,695,021
                                                       2004      1.017          1.096           962,429

  DWSII High Income Subaccount (Class B) (7/03)......  2006      1.225          1.326           332,095
                                                       2005      1.205          1.225           408,433
                                                       2004      1.093          1.205           200,926
                                                       2003      1.000          1.093             1,129

  DWSII Income Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.061          1.080                --
                                                       2005      1.042          1.061           253,205
                                                       2004      1.010          1.042           108,334

  DWSII Index 500 Subaccount (Class B) (7/03)........  2006      1.248          1.248                --
                                                       2005      1.226          1.248                --
                                                       2004      1.134          1.226           116,242
                                                       2003      1.000          1.134            12,472

  DWSII International Select Equity Subaccount (Class
  B) (7/03)..........................................  2006      1.573          1.934           147,154
                                                       2005      1.403          1.573           194,303
                                                       2004      1.211          1.403            71,402
                                                       2003      1.000          1.211                --

  DWSII Janus Growth & Income Subaccount (Class B)
  (7/03).............................................  2006      1.345          1.428           401,082
                                                       2005      1.224          1.345           398,557
                                                       2004      1.121          1.224           150,879
                                                       2003      1.000          1.121           120,428

  DWSII Janus Growth Opportunities Subaccount (Class
  B) (10/03).........................................  2006      1.292          1.277                --
                                                       2005      1.226          1.292           286,054
                                                       2004      1.112          1.226           146,016
                                                       2003      1.000          1.112                --

  DWSII Large Cap Core Subaccount (Class B) (12/04)..  2006      1.151          1.276                --
                                                       2005      1.037          1.151            23,359

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Large Cap Value Subaccount (Class B) (8/03)..  2006      1.253          1.417           119,512
                                                       2005      1.255          1.253           139,634
                                                       2004      1.164          1.255            57,237
                                                       2003      1.000          1.164             3,306

  DWSII MFS Strategic Value Subaccount (Class B)
  (8/03).............................................  2006      1.267          1.305                --
                                                       2005      1.297          1.267           171,733
                                                       2004      1.124          1.297            57,376
                                                       2003      1.000          1.124             5,386

  DWSII Mid Cap Growth Subaccount (Class B) (12/03)..  2006      1.339          1.456            48,024
                                                       2005      1.188          1.339            16,195
                                                       2004      1.166          1.188             6,977
                                                       2003      1.000          1.166                --

  DWSII Moderate Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.113          1.213         1,604,937
                                                       2005      1.077          1.113         1,425,216
                                                       2004      1.013          1.077           567,783

  DWSII Money Market Subaccount (Class B) (8/03).....  2006      0.987          1.011            96,334
                                                       2005      0.980          0.987           102,519
                                                       2004      0.992          0.980           434,342
                                                       2003      1.000          0.992                --

  DWSII Oak Strategic Equity Subaccount (Class B)
  (7/03).............................................  2006      1.113          1.137                --
                                                       2005      1.185          1.113           266,676
                                                       2004      1.195          1.185            94,902
                                                       2003      1.000          1.195                --

  DWSII Small Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.293          1.333           116,993
                                                       2005      1.233          1.293           142,920
                                                       2004      1.134          1.233            65,643
                                                       2003      1.000          1.134                --

  DWSII Strategic Income Subaccount (Class B)
  (7/03).............................................  2006      1.052          1.125           853,509
                                                       2005      1.050          1.052           452,520
                                                       2004      0.986          1.050           307,547
                                                       2003      1.000          0.986                --

  DWSII Technology Subaccount (Class B) (7/03).......  2006      1.233          1.218            42,319
                                                       2005      1.215          1.233            38,553
                                                       2004      1.217          1.215            34,590
                                                       2003      1.000          1.217            54,667

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Turner Mid Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.445          1.509            24,810
                                                       2005      1.321          1.445            93,691
                                                       2004      1.214          1.321            15,793
                                                       2003      1.000          1.214                --

Metropolitan Series Fund, Inc.
  MSF MFS Total Return Subaccount (Class B) (4/06)...  2006      1.003          1.071           101,684




                         SEPARATE ACCOUNT CHARGES 1.75%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Utilities Subaccount (8/03)...............  2006      1.488          1.835               --
                                                       2005      1.296          1.488               --
                                                       2004      1.068          1.296               --
                                                       2003      1.000          1.068               --

Alger American Fund
  Alger American Balanced Subaccount (Class S)
  (7/03).............................................  2006      1.158          1.164               --
                                                       2005      1.090          1.158            7,965
                                                       2004      1.064          1.090            6,583
                                                       2003      1.000          1.064               --

  Alger American Leveraged AllCap Subaccount (Class
  S) (10/03).........................................  2006      1.335          1.561               --
                                                       2005      1.190          1.335               --
                                                       2004      1.122          1.190               --
                                                       2003      1.000          1.122               --

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (10/03)............................................  2006      2.038          2.655               --
                                                       2005      1.621          2.038               --
                                                       2004      1.321          1.621               --
                                                       2003      1.000          1.321               --

  Credit Suisse Trust Global Small Cap Subaccount
  (11/03)............................................  2006      1.640          1.825               --
                                                       2005      1.437          1.640               --
                                                       2004      1.239          1.437               --
                                                       2003      1.000          1.239               --

Dreyfus Investment Portfolios
  Dreyfus MidCap Stock Subaccount (Service Shares)
  (7/03).............................................  2006      1.410          1.491           38,241
                                                       2005      1.317          1.410           38,076
                                                       2004      1.173          1.317           33,126
                                                       2003      1.000          1.173               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Dreyfus Socially Responsible Growth Fund, Inc.
  Dreyfus Socially Responsible Growth Subaccount
  (Service Shares) (9/03)............................  2006      1.191          1.276               --
                                                       2005      1.173          1.191               --
                                                       2004      1.127          1.173               --
                                                       2003      1.000          1.127               --

DWS Investments VIT Funds
  DWS VIT Equity 500 Index Subaccount (Class B)
  (9/05).............................................  2006      1.007          1.139               --
                                                       2005      1.000          1.007               --

  DWS VIT RREEF Real Estate Securities Subaccount
  (Class B) (7/03)...................................  2006      1.637          2.206               --
                                                       2005      1.497          1.637               --
                                                       2004      1.165          1.497               --
                                                       2003      1.000          1.165               --

DWS Variable Series I
  DWSI Bond Subaccount (Class B) (6/05)..............  2006      0.996          1.021               --
                                                       2005      1.000          0.996               --

  DWSI Capital Growth Subaccount (Class B) (8/03)....  2006      1.258          1.337               --
                                                       2005      1.180          1.258               --
                                                       2004      1.116          1.180               --
                                                       2003      1.000          1.116               --

  DWSI Global Opportunities Subaccount (Class B)
  (10/03)............................................  2006      1.761          2.109               --
                                                       2005      1.518          1.761               --
                                                       2004      1.255          1.518               --
                                                       2003      1.000          1.255               --

  DWSI Growth & Income Subaccount (Class B) (7/03)...  2006      1.265          1.409               --
                                                       2005      1.218          1.265               --
                                                       2004      1.129          1.218               --
                                                       2003      1.000          1.129               --

  DWSI Health Care Subaccount (Class B) (7/03).......  2006      1.281          1.331               --
                                                       2005      1.206          1.281               --
                                                       2004      1.124          1.206               --
                                                       2003      1.000          1.124               --

  DWSI International Subaccount (Class B) (7/03).....  2006      1.540          1.899               --
                                                       2005      1.355          1.540               --
                                                       2004      1.186          1.355               --
                                                       2003      1.000          1.186               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


DWS Variable Series II
  DWSII Dreman Financial Services Subaccount (Class
  B) (8/03)..........................................  2006      1.212          1.268               --
                                                       2005      1.239          1.212               --
                                                       2004      1.131          1.239               --
                                                       2003      1.000          1.131               --

  DWSII All Cap Growth Subaccount (Class B) (8/03)...  2006      1.434          1.581               --
                                                       2005      1.288          1.434               --
                                                       2004      1.177          1.288               --
                                                       2003      1.000          1.177               --

  DWSII Balanced Subaccount (Class B) (7/03).........  2006      1.136          1.226               --
                                                       2005      1.112          1.136               --
                                                       2004      1.064          1.112               --
                                                       2003      1.000          1.064               --

  DWSII Blue Chip Subaccount (Class B) (8/03)........  2006      1.416          1.603               --
                                                       2005      1.314          1.416               --
                                                       2004      1.157          1.314               --
                                                       2003      1.000          1.157               --

  DWSII Conservative Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.086          1.162               --
                                                       2005      1.059          1.086               --
                                                       2004      1.010          1.059               --

  DWSII Core Fixed Income Subaccount (Class B)
  (7/03).............................................  2006      1.013          1.034               --
                                                       2005      1.012          1.013               --
                                                       2004      0.989          1.012               --
                                                       2003      1.000          0.989               --

  DWSII Davis Venture Value Subaccount (Class B)
  (7/03).............................................  2006      1.362          1.531            3,417
                                                       2005      1.269          1.362            3,379
                                                       2004      1.159          1.269            2,804
                                                       2003      1.000          1.159               --

  DWSII Dreman High Return Equity Subaccount (Class
  B) (8/03)..........................................  2006      1.373          1.595           60,536
                                                       2005      1.300          1.373           60,679
                                                       2004      1.164          1.300           52,698
                                                       2003      1.000          1.164               --

  DWSII Dreman Small Mid Cap Value Subaccount (Class
  B) (7/03)..........................................  2006      1.658          2.030            2,517
                                                       2005      1.537          1.658            2,748
                                                       2004      1.246          1.537            2,316
                                                       2003      1.000          1.246               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Foreign Value Subaccount (Class B) (11/04)...  2006      1.133          1.359               --
                                                       2005      1.054          1.133               --
                                                       2004      1.000          1.054               --

  DWSII Global Thematic Subaccount (Class B)
  (10/03)............................................  2006      1.598          2.036           70,024
                                                       2005      1.327          1.598           70,024
                                                       2004      1.181          1.327           61,511
                                                       2003      1.000          1.181               --

  DWSII Government & Agency Securities Subaccount
  (Class B) (7/03)...................................  2006      1.017          1.037               --
                                                       2005      1.012          1.017               --
                                                       2004      0.997          1.012               --
                                                       2003      1.000          0.997               --

  DWSII Growth Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.142          1.264          463,731
                                                       2005      1.096          1.142          463,731
                                                       2004      1.017          1.096               --

  DWSII High Income Subaccount (Class B) (7/03)......  2006      1.223          1.324           37,734
                                                       2005      1.204          1.223           37,689
                                                       2004      1.093          1.204           32,512
                                                       2003      1.000          1.093               --

  DWSII Income Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.060          1.079               --
                                                       2005      1.042          1.060               --
                                                       2004      1.010          1.042               --

  DWSII Index 500 Subaccount (Class B) (7/03)........  2006      1.246          1.246               --
                                                       2005      1.225          1.246               --
                                                       2004      1.133          1.225               --
                                                       2003      1.000          1.133               --

  DWSII International Select Equity Subaccount (Class
  B) (7/03)..........................................  2006      1.571          1.930           36,265
                                                       2005      1.402          1.571           36,572
                                                       2004      1.211          1.402           32,029
                                                       2003      1.000          1.211               --

  DWSII Janus Growth & Income Subaccount (Class B)
  (7/03).............................................  2006      1.343          1.425            5,362
                                                       2005      1.223          1.343            5,175
                                                       2004      1.121          1.223            4,425
                                                       2003      1.000          1.121               --

  DWSII Janus Growth Opportunities Subaccount (Class
  B) (10/03).........................................  2006      1.290          1.275               --
                                                       2005      1.225          1.290               --
                                                       2004      1.111          1.225               --
                                                       2003      1.000          1.111               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Large Cap Core Subaccount (Class B) (12/04)..  2006      1.150          1.275               --
                                                       2005      1.037          1.150               --

  DWSII Large Cap Value Subaccount (Class B) (8/03)..  2006      1.252          1.414               --
                                                       2005      1.254          1.252               --
                                                       2004      1.164          1.254               --
                                                       2003      1.000          1.164               --

  DWSII MFS Strategic Value Subaccount (Class B)
  (8/03).............................................  2006      1.266          1.303               --
                                                       2005      1.296          1.266               --
                                                       2004      1.123          1.296               --
                                                       2003      1.000          1.123               --

  DWSII Mid Cap Growth Subaccount (Class B) (12/03)..  2006      1.338          1.453               --
                                                       2005      1.187          1.338               --
                                                       2004      1.166          1.187               --
                                                       2003      1.000          1.166               --

  DWSII Moderate Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.112          1.212          196,105
                                                       2005      1.077          1.112          196,105
                                                       2004      1.013          1.077               --

  DWSII Money Market Subaccount (Class B) (8/03).....  2006      0.986          1.010               --
                                                       2005      0.979          0.986               --
                                                       2004      0.991          0.979               --
                                                       2003      1.000          0.991               --

  DWSII Oak Strategic Equity Subaccount (Class B)
  (7/03).............................................  2006      1.112          1.135               --
                                                       2005      1.185          1.112               --
                                                       2004      1.195          1.185               --
                                                       2003      1.000          1.195               --

  DWSII Small Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.292          1.330               --
                                                       2005      1.232          1.292               --
                                                       2004      1.134          1.232               --
                                                       2003      1.000          1.134               --

  DWSII Strategic Income Subaccount (Class B)
  (7/03).............................................  2006      1.051          1.123            4,545
                                                       2005      1.049          1.051            4,425
                                                       2004      0.986          1.049            3,395
                                                       2003      1.000          0.986               --

  DWSII Technology Subaccount (Class B) (7/03).......  2006      1.232          1.216               --
                                                       2005      1.214          1.232               --
                                                       2004      1.217          1.214               --
                                                       2003      1.000          1.217               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Turner Mid Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.443          1.506               --
                                                       2005      1.320          1.443               --
                                                       2004      1.214          1.320               --
                                                       2003      1.000          1.214               --

Metropolitan Series Fund, Inc.
  MSF MFS Total Return Subaccount (Class B) (4/06)...  2006      1.003          1.070            9,667




                         SEPARATE ACCOUNT CHARGES 1.80%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Utilities Subaccount (8/03)...............  2006      1.486          1.832            4,654
                                                       2005      1.295          1.486            3,429
                                                       2004      1.067          1.295               --
                                                       2003      1.000          1.067               --

Alger American Fund
  Alger American Balanced Subaccount (Class S)
  (7/03).............................................  2006      1.157          1.163               --
                                                       2005      1.089          1.157               --
                                                       2004      1.063          1.089               --
                                                       2003      1.000          1.063               --

  Alger American Leveraged AllCap Subaccount (Class
  S) (10/03).........................................  2006      1.333          1.558           10,945
                                                       2005      1.189          1.333               --
                                                       2004      1.122          1.189               --
                                                       2003      1.000          1.122               --

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (10/03)............................................  2006      2.036          2.650           10,569
                                                       2005      1.620          2.036            4,151
                                                       2004      1.320          1.620               --
                                                       2003      1.000          1.320               --

  Credit Suisse Trust Global Small Cap Subaccount
  (11/03)............................................  2006      1.638          1.821               --
                                                       2005      1.436          1.638               --
                                                       2004      1.239          1.436               --
                                                       2003      1.000          1.239               --

Dreyfus Investment Portfolios
  Dreyfus MidCap Stock Subaccount (Service Shares)
  (7/03).............................................  2006      1.408          1.489            6,055
                                                       2005      1.316          1.408            6,063
                                                       2004      1.173          1.316               --
                                                       2003      1.000          1.173               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Dreyfus Socially Responsible Growth Fund, Inc.
  Dreyfus Socially Responsible Growth Subaccount
  (Service Shares) (9/03)............................  2006      1.190          1.273               --
                                                       2005      1.172          1.190               --
                                                       2004      1.126          1.172               --
                                                       2003      1.000          1.126               --

DWS Investments VIT Funds
  DWS VIT Equity 500 Index Subaccount (Class B)
  (9/05).............................................  2006      1.006          1.139               --
                                                       2005      1.000          1.006               --

  DWS VIT RREEF Real Estate Securities Subaccount
  (Class B) (7/03)...................................  2006      1.635          2.202           15,831
                                                       2005      1.496          1.635            4,680
                                                       2004      1.165          1.496               --
                                                       2003      1.000          1.165               --

DWS Variable Series I
  DWSI Bond Subaccount (Class B) (6/05)..............  2006      0.996          1.020               --
                                                       2005      1.000          0.996               --

  DWSI Capital Growth Subaccount (Class B) (8/03)....  2006      1.257          1.335           51,325
                                                       2005      1.179          1.257               --
                                                       2004      1.116          1.179               --
                                                       2003      1.000          1.116               --

  DWSI Global Opportunities Subaccount (Class B)
  (10/03)............................................  2006      1.759          2.106            3,128
                                                       2005      1.517          1.759            3,130
                                                       2004      1.254          1.517               --
                                                       2003      1.000          1.254               --

  DWSI Growth & Income Subaccount (Class B) (7/03)...  2006      1.264          1.406               --
                                                       2005      1.217          1.264               --
                                                       2004      1.129          1.217               --
                                                       2003      1.000          1.129               --

  DWSI Health Care Subaccount (Class B) (7/03).......  2006      1.279          1.329            1,584
                                                       2005      1.205          1.279               --
                                                       2004      1.124          1.205               --
                                                       2003      1.000          1.124               --

  DWSI International Subaccount (Class B) (7/03).....  2006      1.539          1.896            6,277
                                                       2005      1.354          1.539               --
                                                       2004      1.186          1.354               --
                                                       2003      1.000          1.186               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


DWS Variable Series II
  DWSII Dreman Financial Services Subaccount (Class
  B) (8/03)..........................................  2006      1.210          1.266               --
                                                       2005      1.238          1.210               --
                                                       2004      1.130          1.238               --
                                                       2003      1.000          1.130               --

  DWSII All Cap Growth Subaccount (Class B) (8/03)...  2006      1.432          1.578               --
                                                       2005      1.287          1.432               --
                                                       2004      1.176          1.287               --
                                                       2003      1.000          1.176               --

  DWSII Balanced Subaccount (Class B) (7/03).........  2006      1.134          1.224           29,350
                                                       2005      1.112          1.134               --
                                                       2004      1.064          1.112               --
                                                       2003      1.000          1.064               --

  DWSII Blue Chip Subaccount (Class B) (8/03)........  2006      1.414          1.600           11,433
                                                       2005      1.313          1.414            6,203
                                                       2004      1.157          1.313               --
                                                       2003      1.000          1.157               --

  DWSII Conservative Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.086          1.160               --
                                                       2005      1.059          1.086               --
                                                       2004      1.010          1.059               --

  DWSII Core Fixed Income Subaccount (Class B)
  (7/03).............................................  2006      1.012          1.032               --
                                                       2005      1.011          1.012               --
                                                       2004      0.989          1.011               --
                                                       2003      1.000          0.989               --

  DWSII Davis Venture Value Subaccount (Class B)
  (7/03).............................................  2006      1.361          1.528            4,019
                                                       2005      1.268          1.361            4,022
                                                       2004      1.159          1.268               --
                                                       2003      1.000          1.159               --

  DWSII Dreman High Return Equity Subaccount (Class
  B) (8/03)..........................................  2006      1.371          1.592           37,807
                                                       2005      1.299          1.371            3,923
                                                       2004      1.164          1.299               --
                                                       2003      1.000          1.164               --

  DWSII Dreman Small Mid Cap Value Subaccount (Class
  B) (7/03)..........................................  2006      1.656          2.026            4,605
                                                       2005      1.536          1.656            4,611
                                                       2004      1.246          1.536               --
                                                       2003      1.000          1.246               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Foreign Value Subaccount (Class B) (11/04)...  2006      1.132          1.358               --
                                                       2005      1.054          1.132               --
                                                       2004      1.000          1.054               --

  DWSII Global Thematic Subaccount (Class B)
  (10/03)............................................  2006      1.596          2.032               --
                                                       2005      1.326          1.596               --
                                                       2004      1.181          1.326               --
                                                       2003      1.000          1.181               --

  DWSII Government & Agency Securities Subaccount
  (Class B) (7/03)...................................  2006      1.016          1.035               --
                                                       2005      1.011          1.016               --
                                                       2004      0.996          1.011               --
                                                       2003      1.000          0.996               --

  DWSII Growth Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.141          1.262               --
                                                       2005      1.096          1.141               --
                                                       2004      1.017          1.096               --

  DWSII High Income Subaccount (Class B) (7/03)......  2006      1.222          1.321           10,532
                                                       2005      1.203          1.222               --
                                                       2004      1.093          1.203               --
                                                       2003      1.000          1.093               --

  DWSII Income Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.060          1.078               --
                                                       2005      1.042          1.060               --
                                                       2004      1.010          1.042               --

  DWSII Index 500 Subaccount (Class B) (7/03)........  2006      1.245          1.245               --
                                                       2005      1.224          1.245               --
                                                       2004      1.133          1.224               --
                                                       2003      1.000          1.133               --

  DWSII International Select Equity Subaccount (Class
  B) (7/03)..........................................  2006      1.569          1.927            9,998
                                                       2005      1.401          1.569            5,033
                                                       2004      1.211          1.401               --
                                                       2003      1.000          1.211               --

  DWSII Janus Growth & Income Subaccount (Class B)
  (7/03).............................................  2006      1.341          1.423            1,002
                                                       2005      1.223          1.341               --
                                                       2004      1.121          1.223               --
                                                       2003      1.000          1.121               --

  DWSII Janus Growth Opportunities Subaccount (Class
  B) (10/03).........................................  2006      1.288          1.273               --
                                                       2005      1.225          1.288               --
                                                       2004      1.111          1.225               --
                                                       2003      1.000          1.111               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Large Cap Core Subaccount (Class B) (12/04)..  2006      1.150          1.274               --
                                                       2005      1.037          1.150               --

  DWSII Large Cap Value Subaccount (Class B) (8/03)..  2006      1.250          1.412               --
                                                       2005      1.253          1.250               --
                                                       2004      1.163          1.253               --
                                                       2003      1.000          1.163               --

  DWSII MFS Strategic Value Subaccount (Class B)
  (8/03).............................................  2006      1.264          1.300               --
                                                       2005      1.295          1.264               --
                                                       2004      1.123          1.295               --
                                                       2003      1.000          1.123               --

  DWSII Mid Cap Growth Subaccount (Class B) (12/03)..  2006      1.336          1.450            4,494
                                                       2005      1.186          1.336               --
                                                       2004      1.166          1.186               --
                                                       2003      1.000          1.166               --

  DWSII Moderate Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.111          1.211               --
                                                       2005      1.077          1.111               --
                                                       2004      1.013          1.077               --

  DWSII Money Market Subaccount (Class B) (8/03).....  2006      0.984          1.008               --
                                                       2005      0.978          0.984               --
                                                       2004      0.991          0.978               --
                                                       2003      1.000          0.991               --

  DWSII Oak Strategic Equity Subaccount (Class B)
  (7/03).............................................  2006      1.110          1.133               --
                                                       2005      1.184          1.110               --
                                                       2004      1.195          1.184               --
                                                       2003      1.000          1.195               --

  DWSII Small Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.290          1.328               --
                                                       2005      1.231          1.290               --
                                                       2004      1.134          1.231               --
                                                       2003      1.000          1.134               --

  DWSII Strategic Income Subaccount (Class B)
  (7/03).............................................  2006      1.049          1.121               --
                                                       2005      1.048          1.049               --
                                                       2004      0.986          1.048               --
                                                       2003      1.000          0.986               --

  DWSII Technology Subaccount (Class B) (7/03).......  2006      1.230          1.213            3,444
                                                       2005      1.213          1.230               --
                                                       2004      1.217          1.213               --
                                                       2003      1.000          1.217               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Turner Mid Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.441          1.503               --
                                                       2005      1.319          1.441               --
                                                       2004      1.214          1.319               --
                                                       2003      1.000          1.214               --

Metropolitan Series Fund, Inc.
  MSF MFS Total Return Subaccount (Class B) (4/06)...  2006      1.003          1.070           16,032




                         SEPARATE ACCOUNT CHARGES 1.90%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Utilities Subaccount (8/03)...............  2006      1.482          1.825           14,743
                                                       2005      1.293          1.482           15,771
                                                       2004      1.067          1.293           13,375
                                                       2003      1.000          1.067           11,440

Alger American Fund
  Alger American Balanced Subaccount (Class S)
  (7/03).............................................  2006      1.154          1.159               --
                                                       2005      1.087          1.154           85,793
                                                       2004      1.063          1.087          101,790
                                                       2003      1.000          1.063           39,445

  Alger American Leveraged AllCap Subaccount (Class
  S) (10/03).........................................  2006      1.330          1.552           37,280
                                                       2005      1.187          1.330           38,796
                                                       2004      1.121          1.187           41,263
                                                       2003      1.000          1.121           17,947

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (10/03)............................................  2006      2.031          2.640           36,795
                                                       2005      1.618          2.031           41,316
                                                       2004      1.320          1.618           24,141
                                                       2003      1.000          1.320           19,667

  Credit Suisse Trust Global Small Cap Subaccount
  (11/03)............................................  2006      1.634          1.815           14,978
                                                       2005      1.434          1.634           15,109
                                                       2004      1.238          1.434            9,687
                                                       2003      1.000          1.238            1,309

Dreyfus Investment Portfolios
  Dreyfus MidCap Stock Subaccount (Service Shares)
  (7/03).............................................  2006      1.404          1.484          152,663
                                                       2005      1.314          1.404          148,908
                                                       2004      1.172          1.314           61,420
                                                       2003      1.000          1.172           17,258

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Dreyfus Socially Responsible Growth Fund, Inc.
  Dreyfus Socially Responsible Growth Subaccount
  (Service Shares) (9/03)............................  2006      1.187          1.269               --
                                                       2005      1.170          1.187               --
                                                       2004      1.126          1.170               --
                                                       2003      1.000          1.126               --

DWS Investments VIT Funds
  DWS VIT Equity 500 Index Subaccount (Class B)
  (9/05).............................................  2006      1.006          1.137          141,512
                                                       2005      1.000          1.006          122,926

  DWS VIT RREEF Real Estate Securities Subaccount
  (Class B) (7/03)...................................  2006      1.631          2.195           28,243
                                                       2005      1.493          1.631           33,279
                                                       2004      1.164          1.493           32,674
                                                       2003      1.000          1.164           20,601

DWS Variable Series I
  DWSI Bond Subaccount (Class B) (6/05)..............  2006      0.995          1.019            4,814
                                                       2005      1.000          0.995            4,823

  DWSI Capital Growth Subaccount (Class B) (8/03)....  2006      1.253          1.330          112,756
                                                       2005      1.177          1.253           93,854
                                                       2004      1.115          1.177               --
                                                       2003      1.000          1.115               --

  DWSI Global Opportunities Subaccount (Class B)
  (10/03)............................................  2006      1.754          2.098           11,237
                                                       2005      1.514          1.754           12,706
                                                       2004      1.254          1.514           12,473
                                                       2003      1.000          1.254               --

  DWSI Growth & Income Subaccount (Class B) (7/03)...  2006      1.260          1.401          146,596
                                                       2005      1.215          1.260          104,648
                                                       2004      1.128          1.215           63,218
                                                       2003      1.000          1.128            5,898

  DWSI Health Care Subaccount (Class B) (7/03).......  2006      1.276          1.324           39,577
                                                       2005      1.203          1.276           38,794
                                                       2004      1.123          1.203           14,263
                                                       2003      1.000          1.123               --

  DWSI International Subaccount (Class B) (7/03).....  2006      1.535          1.889           89,864
                                                       2005      1.352          1.535           64,239
                                                       2004      1.185          1.352           61,387
                                                       2003      1.000          1.185            8,902

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


DWS Variable Series II
  DWSII Dreman Financial Services Subaccount (Class
  B) (8/03)..........................................  2006      1.207          1.262               --
                                                       2005      1.236          1.207           23,466
                                                       2004      1.130          1.236           23,319
                                                       2003      1.000          1.130               --

  DWSII All Cap Growth Subaccount (Class B) (8/03)...  2006      1.428          1.572               --
                                                       2005      1.285          1.428               --
                                                       2004      1.176          1.285               --
                                                       2003      1.000          1.176               --

  DWSII Balanced Subaccount (Class B) (7/03).........  2006      1.131          1.219           76,123
                                                       2005      1.110          1.131           76,090
                                                       2004      1.063          1.110           76,271
                                                       2003      1.000          1.063               --

  DWSII Blue Chip Subaccount (Class B) (8/03)........  2006      1.411          1.594           46,650
                                                       2005      1.311          1.411           50,642
                                                       2004      1.156          1.311           34,953
                                                       2003      1.000          1.156            8,952

  DWSII Conservative Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.084          1.157           47,718
                                                       2005      1.058          1.084            9,304
                                                       2004      1.010          1.058            8,761

  DWSII Core Fixed Income Subaccount (Class B)
  (7/03).............................................  2006      1.009          1.029          346,501
                                                       2005      1.010          1.009          378,212
                                                       2004      0.989          1.010          353,817
                                                       2003      1.000          0.989            9,917

  DWSII Davis Venture Value Subaccount (Class B)
  (7/03).............................................  2006      1.357          1.523          297,106
                                                       2005      1.266          1.357          302,603
                                                       2004      1.158          1.266          270,327
                                                       2003      1.000          1.158            9,075

  DWSII Dreman High Return Equity Subaccount (Class
  B) (8/03)..........................................  2006      1.368          1.587          305,686
                                                       2005      1.297          1.368          173,330
                                                       2004      1.163          1.297          116,870
                                                       2003      1.000          1.163            9,146

  DWSII Dreman Small Mid Cap Value Subaccount (Class
  B) (7/03)..........................................  2006      1.652          2.019          154,017
                                                       2005      1.533          1.652          161,681
                                                       2004      1.245          1.533          105,153
                                                       2003      1.000          1.245            5,703

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Foreign Value Subaccount (Class B) (11/04)...  2006      1.131          1.355               --
                                                       2005      1.053          1.131           53,164
                                                       2004      1.000          1.053           50,309

  DWSII Global Thematic Subaccount (Class B)
  (10/03)............................................  2006      1.592          2.025            2,365
                                                       2005      1.324          1.592            2,719
                                                       2004      1.180          1.324            2,957
                                                       2003      1.000          1.180               --

  DWSII Government & Agency Securities Subaccount
  (Class B) (7/03)...................................  2006      1.013          1.031           56,382
                                                       2005      1.010          1.013           56,786
                                                       2004      0.996          1.010           64,524
                                                       2003      1.000          0.996               --

  DWSII Growth Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.139          1.259          455,453
                                                       2005      1.095          1.139          443,246
                                                       2004      1.017          1.095           48,722

  DWSII High Income Subaccount (Class B) (7/03)......  2006      1.219          1.317          125,124
                                                       2005      1.201          1.219          128,671
                                                       2004      1.092          1.201          103,553
                                                       2003      1.000          1.092            9,316

  DWSII Income Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.058          1.076               --
                                                       2005      1.042          1.058           38,235
                                                       2004      1.010          1.042               --

  DWSII Index 500 Subaccount (Class B) (7/03)........  2006      1.242          1.242               --
                                                       2005      1.222          1.242               --
                                                       2004      1.132          1.222           86,208
                                                       2003      1.000          1.132               --

  DWSII International Select Equity Subaccount (Class
  B) (7/03)..........................................  2006      1.565          1.920           61,668
                                                       2005      1.399          1.565           64,195
                                                       2004      1.210          1.399           11,116
                                                       2003      1.000          1.210               --

  DWSII Janus Growth & Income Subaccount (Class B)
  (7/03).............................................  2006      1.338          1.418           11,993
                                                       2005      1.221          1.338           15,222
                                                       2004      1.120          1.221           15,983
                                                       2003      1.000          1.120               --

  DWSII Janus Growth Opportunities Subaccount (Class
  B) (10/03).........................................  2006      1.285          1.268               --
                                                       2005      1.223          1.285            6,690
                                                       2004      1.110          1.223               --
                                                       2003      1.000          1.110               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Large Cap Core Subaccount (Class B) (12/04)..  2006      1.149          1.271               --
                                                       2005      1.037          1.149           49,823

  DWSII Large Cap Value Subaccount (Class B) (8/03)..  2006      1.247          1.407          109,349
                                                       2005      1.251          1.247          115,929
                                                       2004      1.163          1.251          125,393
                                                       2003      1.000          1.163           20,897

  DWSII MFS Strategic Value Subaccount (Class B)
  (8/03).............................................  2006      1.261          1.296               --
                                                       2005      1.293          1.261          143,795
                                                       2004      1.122          1.293          133,258
                                                       2003      1.000          1.122               --

  DWSII Mid Cap Growth Subaccount (Class B) (12/03)..  2006      1.332          1.445           14,961
                                                       2005      1.184          1.332           14,972
                                                       2004      1.165          1.184              551
                                                       2003      1.000          1.165               --

  DWSII Moderate Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.110          1.208          279,823
                                                       2005      1.076          1.110          438,191
                                                       2004      1.013          1.076               --

  DWSII Money Market Subaccount (Class B) (8/03).....  2006      0.982          1.004          146,413
                                                       2005      0.977          0.982           28,760
                                                       2004      0.990          0.977           82,461
                                                       2003      1.000          0.990               --

  DWSII Oak Strategic Equity Subaccount (Class B)
  (7/03).............................................  2006      1.107          1.129               --
                                                       2005      1.182          1.107           27,195
                                                       2004      1.194          1.182           18,240
                                                       2003      1.000          1.194               --

  DWSII Small Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.287          1.323           32,803
                                                       2005      1.229          1.287           34,757
                                                       2004      1.133          1.229           13,516
                                                       2003      1.000          1.133            8,769

  DWSII Strategic Income Subaccount (Class B)
  (7/03).............................................  2006      1.047          1.117          276,676
                                                       2005      1.047          1.047          282,961
                                                       2004      0.985          1.047          280,457
                                                       2003      1.000          0.985               --

  DWSII Technology Subaccount (Class B) (7/03).......  2006      1.227          1.209            9,123
                                                       2005      1.211          1.227           70,103
                                                       2004      1.216          1.211            9,123
                                                       2003      1.000          1.216               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Turner Mid Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.437          1.498           62,750
                                                       2005      1.317          1.437           61,581
                                                       2004      1.213          1.317           56,611
                                                       2003      1.000          1.213               --

Metropolitan Series Fund, Inc.
  MSF MFS Total Return Subaccount (Class B) (4/06)...  2006      1.003          1.069          102,819




                         SEPARATE ACCOUNT CHARGES 1.95%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Utilities Subaccount (8/03)...............  2006      1.481          1.822           216,251
                                                       2005      1.292          1.481           229,930
                                                       2004      1.066          1.292           106,758
                                                       2003      1.000          1.066                --

Alger American Fund
  Alger American Balanced Subaccount (Class S)
  (7/03).............................................  2006      1.152          1.158                --
                                                       2005      1.086          1.152           799,857
                                                       2004      1.062          1.086           760,579
                                                       2003      1.000          1.062            26,830

  Alger American Leveraged AllCap Subaccount (Class
  S) (10/03).........................................  2006      1.328          1.550           175,368
                                                       2005      1.186          1.328           162,919
                                                       2004      1.121          1.186            91,408
                                                       2003      1.000          1.121             8,789

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (10/03)............................................  2006      2.028          2.636           541,445
                                                       2005      1.616          2.028           530,515
                                                       2004      1.319          1.616           166,155
                                                       2003      1.000          1.319             1,976

  Credit Suisse Trust Global Small Cap Subaccount
  (11/03)............................................  2006      1.632          1.812            88,681
                                                       2005      1.433          1.632            89,465
                                                       2004      1.238          1.433           114,986
                                                       2003      1.000          1.238                --

Dreyfus Investment Portfolios
  Dreyfus MidCap Stock Subaccount (Service Shares)
  (7/03).............................................  2006      1.402          1.481           743,604
                                                       2005      1.313          1.402           866,597
                                                       2004      1.172          1.313           678,153
                                                       2003      1.000          1.172            24,866

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Dreyfus Socially Responsible Growth Fund, Inc.
  Dreyfus Socially Responsible Growth Subaccount
  (Service Shares) (9/03)............................  2006      1.185          1.267            18,613
                                                       2005      1.169          1.185            31,726
                                                       2004      1.125          1.169            18,238
                                                       2003      1.000          1.125             4,775

DWS Investments VIT Funds
  DWS VIT Equity 500 Index Subaccount (Class B)
  (9/05).............................................  2006      1.006          1.137         2,068,620
                                                       2005      1.000          1.006         2,118,660

  DWS VIT RREEF Real Estate Securities Subaccount
  (Class B) (7/03)...................................  2006      1.629          2.191           638,466
                                                       2005      1.492          1.629           661,810
                                                       2004      1.164          1.492           495,080
                                                       2003      1.000          1.164            36,952

DWS Variable Series I
  DWSI Bond Subaccount (Class B) (6/05)..............  2006      0.995          1.018                --
                                                       2005      1.000          0.995                --

  DWSI Capital Growth Subaccount (Class B) (8/03)....  2006      1.252          1.328         1,416,538
                                                       2005      1.176          1.252           963,267
                                                       2004      1.115          1.176           239,052
                                                       2003      1.000          1.115            14,329

  DWSI Global Opportunities Subaccount (Class B)
  (10/03)............................................  2006      1.752          2.094           571,060
                                                       2005      1.513          1.752           595,864
                                                       2004      1.253          1.513           328,732
                                                       2003      1.000          1.253            12,489

  DWSI Growth & Income Subaccount (Class B) (7/03)...  2006      1.259          1.399           403,946
                                                       2005      1.214          1.259           366,868
                                                       2004      1.128          1.214           404,816
                                                       2003      1.000          1.128            11,810

  DWSI Health Care Subaccount (Class B) (7/03).......  2006      1.274          1.322           444,627
                                                       2005      1.202          1.274           456,356
                                                       2004      1.123          1.202           260,498
                                                       2003      1.000          1.123            25,001

  DWSI International Subaccount (Class B) (7/03).....  2006      1.533          1.885           381,980
                                                       2005      1.350          1.533           340,718
                                                       2004      1.185          1.350           257,823
                                                       2003      1.000          1.185            27,401

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


DWS Variable Series II
  DWSII Dreman Financial Services Subaccount (Class
  B) (8/03)..........................................  2006      1.206          1.260                --
                                                       2005      1.235          1.206           666,446
                                                       2004      1.130          1.235           338,535
                                                       2003      1.000          1.130             6,031

  DWSII All Cap Growth Subaccount (Class B) (8/03)...  2006      1.426          1.570                --
                                                       2005      1.284          1.426            10,913
                                                       2004      1.175          1.284             4,219
                                                       2003      1.000          1.175                --

  DWSII Balanced Subaccount (Class B) (7/03).........  2006      1.130          1.217           825,598
                                                       2005      1.109          1.130           864,635
                                                       2004      1.063          1.109           654,361
                                                       2003      1.000          1.063            31,204

  DWSII Blue Chip Subaccount (Class B) (8/03)........  2006      1.409          1.591         1,050,737
                                                       2005      1.310          1.409         1,070,577
                                                       2004      1.156          1.310           563,432
                                                       2003      1.000          1.156             7,903

  DWSII Conservative Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.083          1.156         1,893,953
                                                       2005      1.058          1.083         1,359,329
                                                       2004      1.010          1.058           428,366

  DWSII Core Fixed Income Subaccount (Class B)
  (7/03).............................................  2006      1.008          1.027         1,147,868
                                                       2005      1.009          1.008         1,176,409
                                                       2004      0.988          1.009         1,057,469
                                                       2003      1.000          0.988           101,618

  DWSII Davis Venture Value Subaccount (Class B)
  (7/03).............................................  2006      1.355          1.520         1,040,648
                                                       2005      1.265          1.355         1,126,234
                                                       2004      1.158          1.265         1,104,940
                                                       2003      1.000          1.158            20,107

  DWSII Dreman High Return Equity Subaccount (Class
  B) (8/03)..........................................  2006      1.366          1.584         3,049,951
                                                       2005      1.296          1.366         2,139,432
                                                       2004      1.163          1.296         1,259,728
                                                       2003      1.000          1.163            29,127

  DWSII Dreman Small Mid Cap Value Subaccount (Class
  B) (7/03)..........................................  2006      1.650          2.016           701,775
                                                       2005      1.532          1.650           772,211
                                                       2004      1.245          1.532           523,723
                                                       2003      1.000          1.245            26,297

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Foreign Value Subaccount (Class B) (11/04)...  2006      1.130          1.354                --
                                                       2005      1.053          1.130           143,525
                                                       2004      1.000          1.053                --

  DWSII Global Thematic Subaccount (Class B)
  (10/03)............................................  2006      1.590          2.021           403,016
                                                       2005      1.323          1.590           392,110
                                                       2004      1.180          1.323           319,331
                                                       2003      1.000          1.180            23,738

  DWSII Government & Agency Securities Subaccount
  (Class B) (7/03)...................................  2006      1.012          1.029           385,490
                                                       2005      1.009          1.012           366,340
                                                       2004      0.995          1.009           333,059
                                                       2003      1.000          0.995            51,517

  DWSII Growth Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.139          1.258         1,936,992
                                                       2005      1.095          1.139         1,980,106
                                                       2004      1.017          1.095         1,129,270

  DWSII High Income Subaccount (Class B) (7/03)......  2006      1.217          1.314           863,415
                                                       2005      1.200          1.217           869,695
                                                       2004      1.092          1.200           699,155
                                                       2003      1.000          1.092            16,024

  DWSII Income Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.057          1.075                --
                                                       2005      1.041          1.057           547,976
                                                       2004      1.010          1.041           382,562

  DWSII Index 500 Subaccount (Class B) (7/03)........  2006      1.241          1.241                --
                                                       2005      1.221          1.241                --
                                                       2004      1.132          1.221         1,582,658
                                                       2003      1.000          1.132            23,164

  DWSII International Select Equity Subaccount (Class
  B) (7/03)..........................................  2006      1.563          1.917           565,960
                                                       2005      1.398          1.563           565,520
                                                       2004      1.210          1.398           467,194
                                                       2003      1.000          1.210            15,460

  DWSII Janus Growth & Income Subaccount (Class B)
  (7/03).............................................  2006      1.336          1.415           216,997
                                                       2005      1.220          1.336           264,396
                                                       2004      1.120          1.220           221,717
                                                       2003      1.000          1.120            16,272

  DWSII Janus Growth Opportunities Subaccount (Class
  B) (10/03).........................................  2006      1.283          1.266                --
                                                       2005      1.222          1.283            75,489
                                                       2004      1.110          1.222             8,281
                                                       2003      1.000          1.110                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Large Cap Core Subaccount (Class B) (12/04)..  2006      1.148          1.270                --
                                                       2005      1.036          1.148            39,420

  DWSII Large Cap Value Subaccount (Class B) (8/03)..  2006      1.245          1.404           425,689
                                                       2005      1.250          1.245           456,283
                                                       2004      1.163          1.250           469,896
                                                       2003      1.000          1.163            16,699

  DWSII MFS Strategic Value Subaccount (Class B)
  (8/03).............................................  2006      1.259          1.294                --
                                                       2005      1.292          1.259           337,156
                                                       2004      1.122          1.292           418,881
                                                       2003      1.000          1.122            26,263

  DWSII Mid Cap Growth Subaccount (Class B) (12/03)..  2006      1.331          1.443           103,550
                                                       2005      1.183          1.331            96,233
                                                       2004      1.165          1.183            65,105
                                                       2003      1.000          1.165                --

  DWSII Moderate Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.109          1.206         2,765,167
                                                       2005      1.076          1.109         2,776,670
                                                       2004      1.013          1.076         1,083,858

  DWSII Money Market Subaccount (Class B) (8/03).....  2006      0.981          1.002           368,137
                                                       2005      0.976          0.981           139,524
                                                       2004      0.990          0.976           183,680
                                                       2003      1.000          0.990           225,779

  DWSII Oak Strategic Equity Subaccount (Class B)
  (7/03).............................................  2006      1.106          1.127                --
                                                       2005      1.181          1.106           457,124
                                                       2004      1.194          1.181           128,229
                                                       2003      1.000          1.194             7,465

  DWSII Small Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.285          1.321           278,096
                                                       2005      1.228          1.285           289,667
                                                       2004      1.133          1.228           226,524
                                                       2003      1.000          1.133            21,235

  DWSII Strategic Income Subaccount (Class B)
  (7/03).............................................  2006      1.045          1.115           765,951
                                                       2005      1.046          1.045           790,755
                                                       2004      0.985          1.046           455,091
                                                       2003      1.000          0.985             5,361

  DWSII Technology Subaccount (Class B) (7/03).......  2006      1.225          1.207           256,483
                                                       2005      1.210          1.225           236,477
                                                       2004      1.216          1.210           230,133
                                                       2003      1.000          1.216            20,588

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Turner Mid Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.436          1.495           233,250
                                                       2005      1.316          1.436           201,818
                                                       2004      1.213          1.316           181,078
                                                       2003      1.000          1.213            15,825

Metropolitan Series Fund, Inc.
  MSF MFS Total Return Subaccount (Class B) (4/06)...  2006      1.003          1.069           908,666




                         SEPARATE ACCOUNT CHARGES 2.00%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Utilities Subaccount (8/03)...............  2006      1.479          1.819               --
                                                       2005      1.291          1.479               --
                                                       2004      1.066          1.291               --
                                                       2003      1.000          1.066               --

Alger American Fund
  Alger American Balanced Subaccount (Class S)
  (7/03).............................................  2006      1.151          1.156               --
                                                       2005      1.086          1.151               --
                                                       2004      1.062          1.086               --
                                                       2003      1.000          1.062               --

  Alger American Leveraged AllCap Subaccount (Class
  S) (10/03).........................................  2006      1.326          1.547               --
                                                       2005      1.185          1.326               --
                                                       2004      1.121          1.185               --
                                                       2003      1.000          1.121               --

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (10/03)............................................  2006      2.025          2.631               --
                                                       2005      1.615          2.025               --
                                                       2004      1.319          1.615               --
                                                       2003      1.000          1.319               --

  Credit Suisse Trust Global Small Cap Subaccount
  (11/03)............................................  2006      1.630          1.808               --
                                                       2005      1.431          1.630               --
                                                       2004      1.238          1.431               --
                                                       2003      1.000          1.238               --

Dreyfus Investment Portfolios
  Dreyfus MidCap Stock Subaccount (Service Shares)
  (7/03).............................................  2006      1.401          1.478               --
                                                       2005      1.312          1.401               --
                                                       2004      1.171          1.312               --
                                                       2003      1.000          1.171               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Dreyfus Socially Responsible Growth Fund, Inc.
  Dreyfus Socially Responsible Growth Subaccount
  (Service Shares) (9/03)............................  2006      1.184          1.264               --
                                                       2005      1.168          1.184               --
                                                       2004      1.125          1.168               --
                                                       2003      1.000          1.125               --

DWS Investments VIT Funds
  DWS VIT Equity 500 Index Subaccount (Class B)
  (9/05).............................................  2006      1.006          1.136               --
                                                       2005      1.000          1.006               --

  DWS VIT RREEF Real Estate Securities Subaccount
  (Class B) (7/03)...................................  2006      1.627          2.187            7,480
                                                       2005      1.491          1.627            7,484
                                                       2004      1.164          1.491               --
                                                       2003      1.000          1.164               --

DWS Variable Series I
  DWSI Bond Subaccount (Class B) (6/05)..............  2006      0.995          1.017               --
                                                       2005      1.000          0.995               --

  DWSI Capital Growth Subaccount (Class B) (8/03)....  2006      1.250          1.326               --
                                                       2005      1.175          1.250               --
                                                       2004      1.115          1.175               --
                                                       2003      1.000          1.115               --

  DWSI Global Opportunities Subaccount (Class B)
  (10/03)............................................  2006      1.750          2.091               --
                                                       2005      1.512          1.750               --
                                                       2004      1.253          1.512               --
                                                       2003      1.000          1.253               --

  DWSI Growth & Income Subaccount (Class B) (7/03)...  2006      1.257          1.396               --
                                                       2005      1.213          1.257               --
                                                       2004      1.127          1.213               --
                                                       2003      1.000          1.127               --

  DWSI Health Care Subaccount (Class B) (7/03).......  2006      1.272          1.319            4,857
                                                       2005      1.201          1.272            4,860
                                                       2004      1.123          1.201               --
                                                       2003      1.000          1.123               --

  DWSI International Subaccount (Class B) (7/03).....  2006      1.531          1.882               --
                                                       2005      1.349          1.531               --
                                                       2004      1.184          1.349               --
                                                       2003      1.000          1.184               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


DWS Variable Series II
  DWSII Dreman Financial Services Subaccount (Class
  B) (8/03)..........................................  2006      1.204          1.258               --
                                                       2005      1.234          1.204               --
                                                       2004      1.129          1.234               --
                                                       2003      1.000          1.129               --

  DWSII All Cap Growth Subaccount (Class B) (8/03)...  2006      1.425          1.567               --
                                                       2005      1.283          1.425               --
                                                       2004      1.175          1.283               --
                                                       2003      1.000          1.175               --

  DWSII Balanced Subaccount (Class B) (7/03).........  2006      1.129          1.215               --
                                                       2005      1.108          1.129               --
                                                       2004      1.063          1.108               --
                                                       2003      1.000          1.063               --

  DWSII Blue Chip Subaccount (Class B) (8/03)........  2006      1.407          1.589               --
                                                       2005      1.309          1.407               --
                                                       2004      1.155          1.309               --
                                                       2003      1.000          1.155               --

  DWSII Conservative Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.083          1.155               --
                                                       2005      1.058          1.083               --
                                                       2004      1.010          1.058               --

  DWSII Core Fixed Income Subaccount (Class B)
  (7/03).............................................  2006      1.007          1.025               --
                                                       2005      1.008          1.007               --
                                                       2004      0.988          1.008               --
                                                       2003      1.000          0.988               --

  DWSII Davis Venture Value Subaccount (Class B)
  (7/03).............................................  2006      1.354          1.517               --
                                                       2005      1.264          1.354               --
                                                       2004      1.158          1.264               --
                                                       2003      1.000          1.158               --

  DWSII Dreman High Return Equity Subaccount (Class
  B) (8/03)..........................................  2006      1.364          1.581            8,388
                                                       2005      1.295          1.364            4,392
                                                       2004      1.162          1.295               --
                                                       2003      1.000          1.162               --

  DWSII Dreman Small Mid Cap Value Subaccount (Class
  B) (7/03)..........................................  2006      1.647          2.012               --
                                                       2005      1.531          1.647               --
                                                       2004      1.244          1.531               --
                                                       2003      1.000          1.244               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Foreign Value Subaccount (Class B) (11/04)...  2006      1.130          1.352               --
                                                       2005      1.053          1.130               --
                                                       2004      1.000          1.053               --

  DWSII Global Thematic Subaccount (Class B)
  (10/03)............................................  2006      1.588          2.018               --
                                                       2005      1.322          1.588               --
                                                       2004      1.180          1.322               --
                                                       2003      1.000          1.180               --

  DWSII Government & Agency Securities Subaccount
  (Class B) (7/03)...................................  2006      1.010          1.028               --
                                                       2005      1.008          1.010               --
                                                       2004      0.995          1.008               --
                                                       2003      1.000          0.995               --

  DWSII Growth Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.138          1.256               --
                                                       2005      1.095          1.138               --
                                                       2004      1.017          1.095               --

  DWSII High Income Subaccount (Class B) (7/03)......  2006      1.215          1.312               --
                                                       2005      1.199          1.215               --
                                                       2004      1.091          1.199               --
                                                       2003      1.000          1.091               --

  DWSII Income Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.057          1.074               --
                                                       2005      1.041          1.057               --
                                                       2004      1.010          1.041               --

  DWSII Index 500 Subaccount (Class B) (7/03)........  2006      1.239          1.239               --
                                                       2005      1.220          1.239               --
                                                       2004      1.132          1.220               --
                                                       2003      1.000          1.132               --

  DWSII International Select Equity Subaccount (Class
  B) (7/03)..........................................  2006      1.561          1.913               --
                                                       2005      1.397          1.561               --
                                                       2004      1.209          1.397               --
                                                       2003      1.000          1.209               --

  DWSII Janus Growth & Income Subaccount (Class B)
  (7/03).............................................  2006      1.335          1.413               --
                                                       2005      1.219          1.335               --
                                                       2004      1.119          1.219               --
                                                       2003      1.000          1.119               --

  DWSII Janus Growth Opportunities Subaccount (Class
  B) (10/03).........................................  2006      1.282          1.264               --
                                                       2005      1.221          1.282               --
                                                       2004      1.110          1.221               --
                                                       2003      1.000          1.110               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Large Cap Core Subaccount (Class B) (12/04)..  2006      1.147          1.268               --
                                                       2005      1.036          1.147               --

  DWSII Large Cap Value Subaccount (Class B) (8/03)..  2006      1.244          1.402            4,742
                                                       2005      1.249          1.244            4,745
                                                       2004      1.162          1.249               --
                                                       2003      1.000          1.162               --

  DWSII MFS Strategic Value Subaccount (Class B)
  (8/03).............................................  2006      1.258          1.292               --
                                                       2005      1.291          1.258            4,575
                                                       2004      1.122          1.291               --
                                                       2003      1.000          1.122               --

  DWSII Mid Cap Growth Subaccount (Class B) (12/03)..  2006      1.329          1.440               --
                                                       2005      1.183          1.329               --
                                                       2004      1.164          1.183               --
                                                       2003      1.000          1.164               --

  DWSII Moderate Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.108          1.205               --
                                                       2005      1.076          1.108               --
                                                       2004      1.013          1.076               --

  DWSII Money Market Subaccount (Class B) (8/03).....  2006      0.979          1.001               --
                                                       2005      0.975          0.979               --
                                                       2004      0.990          0.975               --
                                                       2003      1.000          0.990               --

  DWSII Oak Strategic Equity Subaccount (Class B)
  (7/03).............................................  2006      1.105          1.125               --
                                                       2005      1.180          1.105               --
                                                       2004      1.193          1.180               --
                                                       2003      1.000          1.193               --

  DWSII Small Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.284          1.319               --
                                                       2005      1.227          1.284               --
                                                       2004      1.132          1.227               --
                                                       2003      1.000          1.132               --

  DWSII Strategic Income Subaccount (Class B)
  (7/03).............................................  2006      1.044          1.113           11,201
                                                       2005      1.045          1.044           11,208
                                                       2004      0.985          1.045               --
                                                       2003      1.000          0.985               --

  DWSII Technology Subaccount (Class B) (7/03).......  2006      1.224          1.205               --
                                                       2005      1.209          1.224               --
                                                       2004      1.215          1.209               --
                                                       2003      1.000          1.215               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Turner Mid Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.434          1.493            8,884
                                                       2005      1.315          1.434            8,890
                                                       2004      1.212          1.315               --
                                                       2003      1.000          1.212               --

Metropolitan Series Fund, Inc.
  MSF MFS Total Return Subaccount (Class B) (4/06)...  2006      1.003          1.068               --




                         SEPARATE ACCOUNT CHARGES 2.05%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Utilities Subaccount (8/03)...............  2006      1.395          1.714            28,166
                                                       2005      1.218          1.395            29,179
                                                       2004      1.000          1.218                --

Alger American Fund
  Alger American Balanced Subaccount (Class S)
  (7/03).............................................  2006      1.104          1.109                --
                                                       2005      1.042          1.104             2,166
                                                       2004      1.000          1.042                --

  Alger American Leveraged AllCap Subaccount (Class
  S) (10/03).........................................  2006      1.178          1.373            38,551
                                                       2005      1.053          1.178            32,093
                                                       2004      1.000          1.053                --

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (10/03)............................................  2006      1.615          2.097            66,890
                                                       2005      1.289          1.615            75,011
                                                       2004      1.000          1.289                --

  Credit Suisse Trust Global Small Cap Subaccount
  (11/03)............................................  2006      1.279          1.419            19,332
                                                       2005      1.124          1.279            16,299
                                                       2004      1.000          1.124                --

Dreyfus Investment Portfolios
  Dreyfus MidCap Stock Subaccount (Service Shares)
  (7/03).............................................  2006      1.206          1.272            41,494
                                                       2005      1.130          1.206            45,329
                                                       2004      1.000          1.130                --

Dreyfus Socially Responsible Growth Fund, Inc.
  Dreyfus Socially Responsible Growth Subaccount
  (Service Shares) (9/03)............................  2006      1.043          1.113                --
                                                       2005      1.030          1.043                --
                                                       2004      1.000          1.030                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


DWS Investments VIT Funds
  DWS VIT Equity 500 Index Subaccount (Class B)
  (9/05).............................................  2006      1.006          1.135           194,699
                                                       2005      1.000          1.006           194,098

  DWS VIT RREEF Real Estate Securities Subaccount
  (Class B) (7/03)...................................  2006      1.399          1.880            52,726
                                                       2005      1.283          1.399            47,359
                                                       2004      1.000          1.283                --

DWS Variable Series I
  DWSI Bond Subaccount (Class B) (6/05)..............  2006      0.995          1.017             9,710
                                                       2005      1.000          0.995             9,717

  DWSI Capital Growth Subaccount (Class B) (8/03)....  2006      1.106          1.172           247,399
                                                       2005      1.040          1.106           148,027
                                                       2004      1.000          1.040                --

  DWSI Global Opportunities Subaccount (Class B)
  (10/03)............................................  2006      1.368          1.634           147,605
                                                       2005      1.183          1.368           134,212
                                                       2004      1.000          1.183                --

  DWSI Growth & Income Subaccount (Class B) (7/03)...  2006      1.106          1.227           366,123
                                                       2005      1.067          1.106           304,609
                                                       2004      1.000          1.067                --

  DWSI Health Care Subaccount (Class B) (7/03).......  2006      1.108          1.149            98,107
                                                       2005      1.047          1.108           101,615
                                                       2004      1.000          1.047                --

  DWSI International Subaccount (Class B) (7/03).....  2006      1.311          1.611            69,689
                                                       2005      1.156          1.311            26,489
                                                       2004      1.000          1.156                --

DWS Variable Series II
  DWSII Dreman Financial Services Subaccount (Class
  B) (8/03)..........................................  2006      1.066          1.113                --
                                                       2005      1.093          1.066            71,221
                                                       2004      1.000          1.093                --

  DWSII All Cap Growth Subaccount (Class B) (8/03)...  2006      1.211          1.331                --
                                                       2005      1.091          1.211            28,443
                                                       2004      1.000          1.091                --

  DWSII Balanced Subaccount (Class B) (7/03).........  2006      1.061          1.142           195,954
                                                       2005      1.043          1.061           196,685
                                                       2004      1.000          1.043                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Blue Chip Subaccount (Class B) (8/03)........  2006      1.177          1.328            90,510
                                                       2005      1.095          1.177            91,768
                                                       2004      1.000          1.095                --

  DWSII Conservative Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.082          1.153           507,300
                                                       2005      1.058          1.082           406,146
                                                       2004      1.010          1.058                --

  DWSII Core Fixed Income Subaccount (Class B)
  (7/03).............................................  2006      1.041          1.060             7,004
                                                       2005      1.043          1.041             7,008
                                                       2004      1.000          1.043                --

  DWSII Davis Venture Value Subaccount (Class B)
  (7/03).............................................  2006      1.147          1.285           121,139
                                                       2005      1.072          1.147            95,604
                                                       2004      1.000          1.072                --

  DWSII Dreman High Return Equity Subaccount (Class
  B) (8/03)..........................................  2006      1.184          1.372           700,652
                                                       2005      1.124          1.184           608,995
                                                       2004      1.000          1.124                --

  DWSII Dreman Small Mid Cap Value Subaccount (Class
  B) (7/03)..........................................  2006      1.279          1.561           208,577
                                                       2005      1.189          1.279           257,116
                                                       2004      1.000          1.189                --

  DWSII Foreign Value Subaccount (Class B) (11/04)...  2006      1.129          1.351                --
                                                       2005      1.053          1.129            45,383
                                                       2004      1.000          1.053                --

  DWSII Global Thematic Subaccount (Class B)
  (10/03)............................................  2006      1.393          1.769           145,837
                                                       2005      1.160          1.393           135,843
                                                       2004      1.000          1.160                --

  DWSII Government & Agency Securities Subaccount
  (Class B) (7/03)...................................  2006      1.037          1.054            19,596
                                                       2005      1.035          1.037            18,701
                                                       2004      1.000          1.035                --

  DWSII Growth Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.137          1.255         1,636,885
                                                       2005      1.095          1.137         1,486,700
                                                       2004      1.017          1.095                --

  DWSII High Income Subaccount (Class B) (7/03)......  2006      1.118          1.206           296,827
                                                       2005      1.103          1.118           293,668
                                                       2004      1.000          1.103                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Income Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.056          1.073                --
                                                       2005      1.041          1.056           135,944
                                                       2004      1.010          1.041                --

  DWSII Index 500 Subaccount (Class B) (7/03)........  2006      1.088          1.088                --
                                                       2005      1.071          1.088                --
                                                       2004      1.000          1.071                --

  DWSII International Select Equity Subaccount (Class
  B) (7/03)..........................................  2006      1.304          1.598            56,309
                                                       2005      1.168          1.304            74,694
                                                       2004      1.000          1.168                --

  DWSII Janus Growth & Income Subaccount (Class B)
  (7/03).............................................  2006      1.202          1.272             6,668
                                                       2005      1.098          1.202             6,671
                                                       2004      1.000          1.098                --

  DWSII Janus Growth Opportunities Subaccount (Class
  B) (10/03).........................................  2006      1.143          1.127                --
                                                       2005      1.089          1.143            41,630
                                                       2004      1.000          1.089                --

  DWSII Large Cap Core Subaccount (Class B) (12/04)..  2006      1.147          1.267                --
                                                       2005      1.036          1.147            99,873

  DWSII Large Cap Value Subaccount (Class B) (8/03)..  2006      1.067          1.201            37,549
                                                       2005      1.072          1.067            37,424
                                                       2004      1.000          1.072                --

  DWSII MFS Strategic Value Subaccount (Class B)
  (8/03).............................................  2006      1.105          1.135                --
                                                       2005      1.135          1.105            17,403
                                                       2004      1.000          1.135                --

  DWSII Mid Cap Growth Subaccount (Class B) (12/03)..  2006      1.198          1.297             6,636
                                                       2005      1.066          1.198            11,923
                                                       2004      1.000          1.066                --

  DWSII Moderate Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.107          1.203           871,092
                                                       2005      1.076          1.107           575,733
                                                       2004      1.013          1.076                --

  DWSII Money Market Subaccount (Class B) (8/03).....  2006      0.996          1.017                --
                                                       2005      0.993          0.996                --
                                                       2004      1.000          0.993                --

  DWSII Oak Strategic Equity Subaccount (Class B)
  (7/03).............................................  2006      0.970          0.988                --
                                                       2005      1.037          0.970            52,736
                                                       2004      1.000          1.037                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Small Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.130          1.160            55,626
                                                       2005      1.081          1.130            39,530
                                                       2004      1.000          1.081                --

  DWSII Strategic Income Subaccount (Class B)
  (7/03).............................................  2006      1.100          1.173            88,060
                                                       2005      1.102          1.100            83,982
                                                       2004      1.000          1.102                --

  DWSII Technology Subaccount (Class B) (7/03).......  2006      1.051          1.034             3,328
                                                       2005      1.039          1.051             3,035
                                                       2004      1.000          1.039                --

  DWSII Turner Mid Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.207          1.257            73,624
                                                       2005      1.108          1.207            65,092
                                                       2004      1.000          1.108                --

Metropolitan Series Fund, Inc.
  MSF MFS Total Return Subaccount (Class B) (4/06)...  2006      1.003          1.068             2,392




                         SEPARATE ACCOUNT CHARGES 2.10%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Utilities Subaccount (8/03)...............  2006      1.475          1.812           547,742
                                                       2005      1.289          1.475           418,717
                                                       2004      1.065          1.289           257,948
                                                       2003      1.000          1.065            18,475

Alger American Fund
  Alger American Balanced Subaccount (Class S)
  (7/03).............................................  2006      1.148          1.153                --
                                                       2005      1.084          1.148         1,245,072
                                                       2004      1.061          1.084         1,078,538
                                                       2003      1.000          1.061           158,729

  Alger American Leveraged AllCap Subaccount (Class
  S) (10/03).........................................  2006      1.323          1.541           204,630
                                                       2005      1.184          1.323           230,102
                                                       2004      1.120          1.184           147,049
                                                       2003      1.000          1.120            46,628

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (10/03)............................................  2006      2.020          2.622           300,794
                                                       2005      1.613          2.020           286,790
                                                       2004      1.318          1.613           229,337
                                                       2003      1.000          1.318            33,045

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Credit Suisse Trust Global Small Cap Subaccount
  (11/03)............................................  2006      1.626          1.802           104,596
                                                       2005      1.429          1.626           112,876
                                                       2004      1.237          1.429            84,622
                                                       2003      1.000          1.237             3,003

Dreyfus Investment Portfolios
  Dreyfus MidCap Stock Subaccount (Service Shares)
  (7/03).............................................  2006      1.397          1.473           734,616
                                                       2005      1.310          1.397           755,147
                                                       2004      1.171          1.310           554,327
                                                       2003      1.000          1.171            47,089

Dreyfus Socially Responsible Growth Fund, Inc.
  Dreyfus Socially Responsible Growth Subaccount
  (Service Shares) (9/03)............................  2006      1.181          1.260            98,410
                                                       2005      1.167          1.181           100,281
                                                       2004      1.125          1.167            28,211
                                                       2003      1.000          1.125                --

DWS Investments VIT Funds
  DWS VIT Equity 500 Index Subaccount (Class B)
  (9/05).............................................  2006      1.006          1.134         1,308,908
                                                       2005      1.000          1.006         1,335,970

  DWS VIT RREEF Real Estate Securities Subaccount
  (Class B) (7/03)...................................  2006      1.623          2.179           633,995
                                                       2005      1.489          1.623           669,880
                                                       2004      1.163          1.489           678,303
                                                       2003      1.000          1.163            91,869

DWS Variable Series I
  DWSI Bond Subaccount (Class B) (6/05)..............  2006      0.994          1.016            25,824
                                                       2005      1.000          0.994            16,230

  DWSI Capital Growth Subaccount (Class B) (8/03)....  2006      1.247          1.321         2,045,520
                                                       2005      1.173          1.247         1,547,662
                                                       2004      1.114          1.173           444,743
                                                       2003      1.000          1.114            37,389

  DWSI Global Opportunities Subaccount (Class B)
  (10/03)............................................  2006      1.745          2.083           313,815
                                                       2005      1.510          1.745           358,928
                                                       2004      1.252          1.510           274,508
                                                       2003      1.000          1.252            50,341

  DWSI Growth & Income Subaccount (Class B) (7/03)...  2006      1.254          1.391         1,483,131
                                                       2005      1.211          1.254         1,430,586
                                                       2004      1.127          1.211         1,127,974
                                                       2003      1.000          1.127            83,511

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSI Health Care Subaccount (Class B) (7/03).......  2006      1.269          1.315           618,850
                                                       2005      1.199          1.269           696,026
                                                       2004      1.122          1.199           593,343
                                                       2003      1.000          1.122            75,808

  DWSI International Subaccount (Class B) (7/03).....  2006      1.527          1.875         1,016,267
                                                       2005      1.347          1.527           693,360
                                                       2004      1.184          1.347           595,000
                                                       2003      1.000          1.184            16,378

DWS Variable Series II
  DWSII Dreman Financial Services Subaccount (Class
  B) (8/03)..........................................  2006      1.201          1.254                --
                                                       2005      1.232          1.201           606,954
                                                       2004      1.129          1.232           578,376
                                                       2003      1.000          1.129            60,581

  DWSII All Cap Growth Subaccount (Class B) (8/03)...  2006      1.421          1.562                --
                                                       2005      1.281          1.421            59,836
                                                       2004      1.174          1.281            42,563
                                                       2003      1.000          1.174                --

  DWSII Balanced Subaccount (Class B) (7/03).........  2006      1.126          1.211         1,104,566
                                                       2005      1.106          1.126         1,771,245
                                                       2004      1.062          1.106         1,299,927
                                                       2003      1.000          1.062             3,469

  DWSII Blue Chip Subaccount (Class B) (8/03)........  2006      1.403          1.583         1,229,734
                                                       2005      1.307          1.403         1,299,169
                                                       2004      1.155          1.307         1,170,698
                                                       2003      1.000          1.155            96,364

  DWSII Conservative Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.081          1.152         2,429,247
                                                       2005      1.058          1.081         1,504,860
                                                       2004      1.010          1.058           607,758

  DWSII Core Fixed Income Subaccount (Class B)
  (7/03).............................................  2006      1.004          1.021         2,608,537
                                                       2005      1.007          1.004         2,606,056
                                                       2004      0.987          1.007         2,100,789
                                                       2003      1.000          0.987            13,999

  DWSII Davis Venture Value Subaccount (Class B)
  (7/03).............................................  2006      1.350          1.512         1,926,490
                                                       2005      1.262          1.350         1,957,481
                                                       2004      1.157          1.262         1,631,465
                                                       2003      1.000          1.157           117,089

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Dreman High Return Equity Subaccount (Class
  B) (8/03)..........................................  2006      1.361          1.575         2,523,830
                                                       2005      1.292          1.361         1,646,496
                                                       2004      1.162          1.292         1,223,866
                                                       2003      1.000          1.162            75,302

  DWSII Dreman Small Mid Cap Value Subaccount (Class
  B) (7/03)..........................................  2006      1.643          2.005         1,197,049
                                                       2005      1.528          1.643         1,223,044
                                                       2004      1.244          1.528         1,007,495
                                                       2003      1.000          1.244            80,318

  DWSII Foreign Value Subaccount (Class B) (11/04)...  2006      1.128          1.350                --
                                                       2005      1.053          1.128           454,621
                                                       2004      1.000          1.053                --

  DWSII Global Thematic Subaccount (Class B)
  (10/03)............................................  2006      1.584          2.011           621,739
                                                       2005      1.320          1.584           435,632
                                                       2004      1.179          1.320           456,849
                                                       2003      1.000          1.179            84,892

  DWSII Government & Agency Securities Subaccount
  (Class B) (7/03)...................................  2006      1.008          1.024           387,648
                                                       2005      1.007          1.008           470,168
                                                       2004      0.995          1.007           418,300
                                                       2003      1.000          0.995           130,356

  DWSII Growth Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.136          1.254         3,354,215
                                                       2005      1.094          1.136         3,447,986
                                                       2004      1.017          1.094           919,471

  DWSII High Income Subaccount (Class B) (7/03)......  2006      1.212          1.307         1,047,391
                                                       2005      1.197          1.212         1,144,275
                                                       2004      1.091          1.197         1,114,908
                                                       2003      1.000          1.091            56,597

  DWSII Income Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.055          1.071                --
                                                       2005      1.041          1.055           868,747
                                                       2004      1.010          1.041           285,740

  DWSII Index 500 Subaccount (Class B) (7/03)........  2006      1.236          1.236                --
                                                       2005      1.218          1.236                --
                                                       2004      1.131          1.218           831,431
                                                       2003      1.000          1.131            59,411

  DWSII International Select Equity Subaccount (Class
  B) (7/03)..........................................  2006      1.557          1.907           744,073
                                                       2005      1.395          1.557           768,919
                                                       2004      1.209          1.395           738,350
                                                       2003      1.000          1.209            42,984

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Janus Growth & Income Subaccount (Class B)
  (7/03).............................................  2006      1.331          1.408           426,181
                                                       2005      1.217          1.331           503,436
                                                       2004      1.119          1.217           470,674
                                                       2003      1.000          1.119            47,671

  DWSII Janus Growth Opportunities Subaccount (Class
  B) (10/03).........................................  2006      1.279          1.260                --
                                                       2005      1.219          1.279           100,110
                                                       2004      1.109          1.219            78,016
                                                       2003      1.000          1.109             5,973

  DWSII Large Cap Core Subaccount (Class B) (12/04)..  2006      1.146          1.266                --
                                                       2005      1.036          1.146           376,755

  DWSII Large Cap Value Subaccount (Class B) (8/03)..  2006      1.241          1.397           781,507
                                                       2005      1.247          1.241           759,430
                                                       2004      1.162          1.247           774,168
                                                       2003      1.000          1.162            71,711

  DWSII MFS Strategic Value Subaccount (Class B)
  (8/03).............................................  2006      1.254          1.288                --
                                                       2005      1.289          1.254           476,288
                                                       2004      1.121          1.289           481,303
                                                       2003      1.000          1.121            46,772

  DWSII Mid Cap Growth Subaccount (Class B) (12/03)..  2006      1.326          1.435           235,889
                                                       2005      1.181          1.326           262,839
                                                       2004      1.164          1.181           267,008
                                                       2003      1.000          1.164            16,621

  DWSII Moderate Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.106          1.202         4,988,767
                                                       2005      1.076          1.106         5,052,909
                                                       2004      1.013          1.076         1,915,919

  DWSII Money Market Subaccount (Class B) (8/03).....  2006      0.977          0.997         1,665,367
                                                       2005      0.974          0.977         1,019,464
                                                       2004      0.989          0.974           706,446
                                                       2003      1.000          0.989            12,106

  DWSII Oak Strategic Equity Subaccount (Class B)
  (7/03).............................................  2006      1.102          1.121                --
                                                       2005      1.178          1.102           373,513
                                                       2004      1.193          1.178           288,143
                                                       2003      1.000          1.193            32,485

  DWSII Small Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.280          1.314           785,881
                                                       2005      1.225          1.280           791,331
                                                       2004      1.132          1.225           488,779
                                                       2003      1.000          1.132            56,974

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Strategic Income Subaccount (Class B)
  (7/03).............................................  2006      1.041          1.109         1,397,630
                                                       2005      1.043          1.041         1,260,254
                                                       2004      0.984          1.043         1,000,269
                                                       2003      1.000          0.984            82,870

  DWSII Technology Subaccount (Class B) (7/03).......  2006      1.221          1.200           533,492
                                                       2005      1.207          1.221           581,970
                                                       2004      1.215          1.207           451,659
                                                       2003      1.000          1.215            38,978

  DWSII Turner Mid Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.430          1.487           576,897
                                                       2005      1.313          1.430           610,651
                                                       2004      1.212          1.313           604,438
                                                       2003      1.000          1.212            45,624

Metropolitan Series Fund, Inc.
  MSF MFS Total Return Subaccount (Class B) (4/06)...  2006      1.003          1.068         1,755,369




                         SEPARATE ACCOUNT CHARGES 2.15%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Utilities Subaccount (8/03)...............  2006      1.473          1.809               --
                                                       2005      1.288          1.473               --
                                                       2004      1.065          1.288               --
                                                       2003      1.000          1.065               --

Alger American Fund
  Alger American Balanced Subaccount (Class S)
  (7/03).............................................  2006      1.146          1.151               --
                                                       2005      1.083          1.146           26,390
                                                       2004      1.061          1.083           26,400
                                                       2003      1.000          1.061               --

  Alger American Leveraged AllCap Subaccount (Class
  S) (10/03).........................................  2006      1.321          1.539               --
                                                       2005      1.183          1.321               --
                                                       2004      1.120          1.183               --
                                                       2003      1.000          1.120               --

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (10/03)............................................  2006      2.018          2.617               --
                                                       2005      1.611          2.018               --
                                                       2004      1.318          1.611               --
                                                       2003      1.000          1.318               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Credit Suisse Trust Global Small Cap Subaccount
  (11/03)............................................  2006      1.624          1.799            6,678
                                                       2005      1.428          1.624            6,678
                                                       2004      1.237          1.428            6,681
                                                       2003      1.000          1.237               --

Dreyfus Investment Portfolios
  Dreyfus MidCap Stock Subaccount (Service Shares)
  (7/03).............................................  2006      1.395          1.470               --
                                                       2005      1.309          1.395               --
                                                       2004      1.170          1.309               --
                                                       2003      1.000          1.170               --

Dreyfus Socially Responsible Growth Fund, Inc.
  Dreyfus Socially Responsible Growth Subaccount
  (Service Shares) (9/03)............................  2006      1.179          1.258               --
                                                       2005      1.166          1.179               --
                                                       2004      1.124          1.166               --
                                                       2003      1.000          1.124               --

DWS Investments VIT Funds
  DWS VIT Equity 500 Index Subaccount (Class B)
  (9/05).............................................  2006      1.005          1.134               --
                                                       2005      1.000          1.005               --

  DWS VIT RREEF Real Estate Securities Subaccount
  (Class B) (7/03)...................................  2006      1.621          2.175           12,823
                                                       2005      1.487          1.621           12,823
                                                       2004      1.163          1.487           12,828
                                                       2003      1.000          1.163               --

DWS Variable Series I
  DWSI Bond Subaccount (Class B) (6/05)..............  2006      0.994          1.015               --
                                                       2005      1.000          0.994               --

  DWSI Capital Growth Subaccount (Class B) (8/03)....  2006      1.245          1.318               --
                                                       2005      1.173          1.245               --
                                                       2004      1.114          1.173               --
                                                       2003      1.000          1.114               --

  DWSI Global Opportunities Subaccount (Class B)
  (10/03)............................................  2006      1.743          2.080           12,979
                                                       2005      1.508          1.743            9,638
                                                       2004      1.252          1.508               --
                                                       2003      1.000          1.252               --

  DWSI Growth & Income Subaccount (Class B) (7/03)...  2006      1.252          1.389           15,691
                                                       2005      1.210          1.252           15,691
                                                       2004      1.126          1.210           15,697
                                                       2003      1.000          1.126               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSI Health Care Subaccount (Class B) (7/03).......  2006      1.268          1.312               --
                                                       2005      1.198          1.268               --
                                                       2004      1.122          1.198               --
                                                       2003      1.000          1.122               --

  DWSI International Subaccount (Class B) (7/03).....  2006      1.525          1.872               --
                                                       2005      1.346          1.525               --
                                                       2004      1.183          1.346               --
                                                       2003      1.000          1.183               --

DWS Variable Series II
  DWSII Dreman Financial Services Subaccount (Class
  B) (8/03)..........................................  2006      1.200          1.252               --
                                                       2005      1.231          1.200               --
                                                       2004      1.128          1.231               --
                                                       2003      1.000          1.128               --

  DWSII All Cap Growth Subaccount (Class B) (8/03)...  2006      1.419          1.559               --
                                                       2005      1.280          1.419               --
                                                       2004      1.174          1.280               --
                                                       2003      1.000          1.174               --

  DWSII Balanced Subaccount (Class B) (7/03).........  2006      1.124          1.209               --
                                                       2005      1.106          1.124               --
                                                       2004      1.062          1.106               --
                                                       2003      1.000          1.062               --

  DWSII Blue Chip Subaccount (Class B) (8/03)........  2006      1.402          1.580               --
                                                       2005      1.306          1.402               --
                                                       2004      1.154          1.306               --
                                                       2003      1.000          1.154               --

  DWSII Conservative Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.080          1.151          541,460
                                                       2005      1.057          1.080          540,961
                                                       2004      1.010          1.057               --

  DWSII Core Fixed Income Subaccount (Class B)
  (7/03).............................................  2006      1.003          1.020               --
                                                       2005      1.006          1.003               --
                                                       2004      0.987          1.006               --
                                                       2003      1.000          0.987               --

  DWSII Davis Venture Value Subaccount (Class B)
  (7/03).............................................  2006      1.348          1.509           23,581
                                                       2005      1.261          1.348           15,588
                                                       2004      1.157          1.261               --
                                                       2003      1.000          1.157               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Dreman High Return Equity Subaccount (Class
  B) (8/03)..........................................  2006      1.359          1.572           22,745
                                                       2005      1.291          1.359           15,571
                                                       2004      1.161          1.291               --
                                                       2003      1.000          1.161               --

  DWSII Dreman Small Mid Cap Value Subaccount (Class
  B) (7/03)..........................................  2006      1.641          2.001           25,654
                                                       2005      1.527          1.641           22,327
                                                       2004      1.243          1.527           12,514
                                                       2003      1.000          1.243               --

  DWSII Foreign Value Subaccount (Class B) (11/04)...  2006      1.128          1.348               --
                                                       2005      1.053          1.128               --
                                                       2004      1.000          1.053               --

  DWSII Global Thematic Subaccount (Class B)
  (10/03)............................................  2006      1.582          2.007               --
                                                       2005      1.319          1.582               --
                                                       2004      1.179          1.319               --
                                                       2003      1.000          1.179               --

  DWSII Government & Agency Securities Subaccount
  (Class B) (7/03)...................................  2006      1.007          1.022               --
                                                       2005      1.006          1.007               --
                                                       2004      0.994          1.006               --
                                                       2003      1.000          0.994               --

  DWSII Growth Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.135          1.252          266,980
                                                       2005      1.094          1.135          267,712
                                                       2004      1.017          1.094           55,272

  DWSII High Income Subaccount (Class B) (7/03)......  2006      1.211          1.305               --
                                                       2005      1.196          1.211               --
                                                       2004      1.090          1.196               --
                                                       2003      1.000          1.090               --

  DWSII Income Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.054          1.070               --
                                                       2005      1.041          1.054               --
                                                       2004      1.010          1.041               --

  DWSII Index 500 Subaccount (Class B) (7/03)........  2006      1.235          1.235               --
                                                       2005      1.217          1.235               --
                                                       2004      1.131          1.217               --
                                                       2003      1.000          1.131               --

  DWSII International Select Equity Subaccount (Class
  B) (7/03)..........................................  2006      1.555          1.903           14,403
                                                       2005      1.393          1.555           10,628
                                                       2004      1.208          1.393               --
                                                       2003      1.000          1.208               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Janus Growth & Income Subaccount (Class B)
  (7/03).............................................  2006      1.329          1.405               --
                                                       2005      1.216          1.329               --
                                                       2004      1.118          1.216               --
                                                       2003      1.000          1.118               --

  DWSII Janus Growth Opportunities Subaccount (Class
  B) (10/03).........................................  2006      1.277          1.257               --
                                                       2005      1.218          1.277               --
                                                       2004      1.109          1.218               --
                                                       2003      1.000          1.109               --

  DWSII Large Cap Core Subaccount (Class B) (12/04)..  2006      1.145          1.264               --
                                                       2005      1.036          1.145               --

  DWSII Large Cap Value Subaccount (Class B) (8/03)..  2006      1.239          1.394               --
                                                       2005      1.246          1.239               --
                                                       2004      1.161          1.246               --
                                                       2003      1.000          1.161               --

  DWSII MFS Strategic Value Subaccount (Class B)
  (8/03).............................................  2006      1.253          1.286               --
                                                       2005      1.288          1.253               --
                                                       2004      1.121          1.288               --
                                                       2003      1.000          1.121               --

  DWSII Mid Cap Growth Subaccount (Class B) (12/03)..  2006      1.324          1.432               --
                                                       2005      1.180          1.324               --
                                                       2004      1.163          1.180               --
                                                       2003      1.000          1.163               --

  DWSII Moderate Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.106          1.201          466,221
                                                       2005      1.075          1.106          466,120
                                                       2004      1.013          1.075               --

  DWSII Money Market Subaccount (Class B) (8/03).....  2006      0.976          0.995               --
                                                       2005      0.973          0.976               --
                                                       2004      0.989          0.973               --
                                                       2003      1.000          0.989               --

  DWSII Oak Strategic Equity Subaccount (Class B)
  (7/03).............................................  2006      1.100          1.119               --
                                                       2005      1.177          1.100               --
                                                       2004      1.192          1.177               --
                                                       2003      1.000          1.192               --

  DWSII Small Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.279          1.312               --
                                                       2005      1.224          1.279               --
                                                       2004      1.131          1.224               --
                                                       2003      1.000          1.131               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Strategic Income Subaccount (Class B)
  (7/03).............................................  2006      1.040          1.107           23,776
                                                       2005      1.043          1.040           14,977
                                                       2004      0.984          1.043               --
                                                       2003      1.000          0.984               --

  DWSII Technology Subaccount (Class B) (7/03).......  2006      1.219          1.198               --
                                                       2005      1.206          1.219               --
                                                       2004      1.214          1.206               --
                                                       2003      1.000          1.214               --

  DWSII Turner Mid Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.428          1.485               --
                                                       2005      1.312          1.428               --
                                                       2004      1.211          1.312               --
                                                       2003      1.000          1.211               --

Metropolitan Series Fund, Inc.
  MSF MFS Total Return Subaccount (Class B) (4/06)...  2006      1.003          1.067           30,295




                         SEPARATE ACCOUNT CHARGES 2.20%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Utilities Subaccount (8/03)...............  2006      1.471          1.806               --
                                                       2005      1.287          1.471               --
                                                       2004      1.065          1.287               --
                                                       2003      1.000          1.065               --

Alger American Fund
  Alger American Balanced Subaccount (Class S)
  (7/03).............................................  2006      1.145          1.149               --
                                                       2005      1.082          1.145           95,072
                                                       2004      1.061          1.082               --
                                                       2003      1.000          1.061               --

  Alger American Leveraged AllCap Subaccount (Class
  S) (10/03).........................................  2006      1.320          1.536          275,358
                                                       2005      1.182          1.320            9,897
                                                       2004      1.119          1.182               --
                                                       2003      1.000          1.119               --

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (10/03)............................................  2006      2.015          2.612           90,488
                                                       2005      1.610          2.015           20,993
                                                       2004      1.317          1.610               --
                                                       2003      1.000          1.317               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Credit Suisse Trust Global Small Cap Subaccount
  (11/03)............................................  2006      1.621          1.796            1,611
                                                       2005      1.427          1.621               --
                                                       2004      1.236          1.427               --
                                                       2003      1.000          1.236               --

Dreyfus Investment Portfolios
  Dreyfus MidCap Stock Subaccount (Service Shares)
  (7/03).............................................  2006      1.393          1.468           10,015
                                                       2005      1.307          1.393           10,020
                                                       2004      1.170          1.307               --
                                                       2003      1.000          1.170               --

Dreyfus Socially Responsible Growth Fund, Inc.
  Dreyfus Socially Responsible Growth Subaccount
  (Service Shares) (9/03)............................  2006      1.178          1.255               --
                                                       2005      1.165          1.178               --
                                                       2004      1.124          1.165               --
                                                       2003      1.000          1.124               --

DWS Investments VIT Funds
  DWS VIT Equity 500 Index Subaccount (Class B)
  (9/05).............................................  2006      1.005          1.133            6,214
                                                       2005      1.000          1.005            6,218

  DWS VIT RREEF Real Estate Securities Subaccount
  (Class B) (7/03)...................................  2006      1.619          2.171            4,929
                                                       2005      1.486          1.619            3,833
                                                       2004      1.162          1.486               --
                                                       2003      1.000          1.162               --

DWS Variable Series I
  DWSI Bond Subaccount (Class B) (6/05)..............  2006      0.994          1.014               --
                                                       2005      1.000          0.994               --

  DWSI Capital Growth Subaccount (Class B) (8/03)....  2006      1.244          1.316           93,860
                                                       2005      1.172          1.244           14,273
                                                       2004      1.114          1.172               --
                                                       2003      1.000          1.114               --

  DWSI Global Opportunities Subaccount (Class B)
  (10/03)............................................  2006      1.741          2.076           36,746
                                                       2005      1.507          1.741           30,713
                                                       2004      1.251          1.507               --
                                                       2003      1.000          1.251               --

  DWSI Growth & Income Subaccount (Class B) (7/03)...  2006      1.251          1.386          962,510
                                                       2005      1.209          1.251           89,143
                                                       2004      1.126          1.209               --
                                                       2003      1.000          1.126               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSI Health Care Subaccount (Class B) (7/03).......  2006      1.266          1.310            1,868
                                                       2005      1.198          1.266            1,935
                                                       2004      1.121          1.198               --
                                                       2003      1.000          1.121               --

  DWSI International Subaccount (Class B) (7/03).....  2006      1.523          1.869          265,225
                                                       2005      1.345          1.523               --
                                                       2004      1.183          1.345               --
                                                       2003      1.000          1.183               --

DWS Variable Series II
  DWSII Dreman Financial Services Subaccount (Class
  B) (8/03)..........................................  2006      1.198          1.250               --
                                                       2005      1.230          1.198           43,359
                                                       2004      1.128          1.230               --
                                                       2003      1.000          1.128               --

  DWSII All Cap Growth Subaccount (Class B) (8/03)...  2006      1.417          1.556               --
                                                       2005      1.279          1.417            6,476
                                                       2004      1.174          1.279               --
                                                       2003      1.000          1.174               --

  DWSII Balanced Subaccount (Class B) (7/03).........  2006      1.123          1.206          167,038
                                                       2005      1.105          1.123          167,038
                                                       2004      1.062          1.105               --
                                                       2003      1.000          1.062               --

  DWSII Blue Chip Subaccount (Class B) (8/03)........  2006      1.400          1.577            4,610
                                                       2005      1.304          1.400            4,613
                                                       2004      1.154          1.304               --
                                                       2003      1.000          1.154               --

  DWSII Conservative Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.080          1.149          362,728
                                                       2005      1.057          1.080           38,287
                                                       2004      1.010          1.057               --

  DWSII Core Fixed Income Subaccount (Class B)
  (7/03).............................................  2006      1.001          1.018           29,454
                                                       2005      1.005          1.001           45,937
                                                       2004      0.987          1.005               --
                                                       2003      1.000          0.987               --

  DWSII Davis Venture Value Subaccount (Class B)
  (7/03).............................................  2006      1.347          1.506          778,381
                                                       2005      1.260          1.347          300,455
                                                       2004      1.156          1.260               --
                                                       2003      1.000          1.156               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Dreman High Return Equity Subaccount (Class
  B) (8/03)..........................................  2006      1.357          1.570          743,412
                                                       2005      1.290          1.357          421,894
                                                       2004      1.161          1.290               --
                                                       2003      1.000          1.161               --

  DWSII Dreman Small Mid Cap Value Subaccount (Class
  B) (7/03)..........................................  2006      1.639          1.998          359,478
                                                       2005      1.526          1.639          224,532
                                                       2004      1.243          1.526               --
                                                       2003      1.000          1.243               --

  DWSII Foreign Value Subaccount (Class B) (11/04)...  2006      1.127          1.347               --
                                                       2005      1.053          1.127          300,501
                                                       2004      1.000          1.053               --

  DWSII Global Thematic Subaccount (Class B)
  (10/03)............................................  2006      1.580          2.004           26,233
                                                       2005      1.318          1.580           25,905
                                                       2004      1.178          1.318               --
                                                       2003      1.000          1.178               --

  DWSII Government & Agency Securities Subaccount
  (Class B) (7/03)...................................  2006      1.005          1.020               --
                                                       2005      1.005          1.005               --
                                                       2004      0.994          1.005               --
                                                       2003      1.000          0.994               --

  DWSII Growth Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.135          1.251          827,333
                                                       2005      1.094          1.135          704,075
                                                       2004      1.017          1.094               --

  DWSII High Income Subaccount (Class B) (7/03)......  2006      1.209          1.303          123,674
                                                       2005      1.195          1.209           99,603
                                                       2004      1.090          1.195               --
                                                       2003      1.000          1.090               --

  DWSII Income Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.054          1.069               --
                                                       2005      1.040          1.054          304,572
                                                       2004      1.010          1.040               --

  DWSII Index 500 Subaccount (Class B) (7/03)........  2006      1.234          1.234               --
                                                       2005      1.216          1.234               --
                                                       2004      1.130          1.216               --
                                                       2003      1.000          1.130               --

  DWSII International Select Equity Subaccount (Class
  B) (7/03)..........................................  2006      1.553          1.900          115,865
                                                       2005      1.392          1.553           45,948
                                                       2004      1.208          1.392               --
                                                       2003      1.000          1.208               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Janus Growth & Income Subaccount (Class B)
  (7/03).............................................  2006      1.328          1.403          163,014
                                                       2005      1.215          1.328           39,689
                                                       2004      1.118          1.215               --
                                                       2003      1.000          1.118               --

  DWSII Janus Growth Opportunities Subaccount (Class
  B) (10/03).........................................  2006      1.275          1.255               --
                                                       2005      1.217          1.275           31,464
                                                       2004      1.109          1.217               --
                                                       2003      1.000          1.109               --

  DWSII Large Cap Core Subaccount (Class B) (12/04)..  2006      1.145          1.263               --
                                                       2005      1.036          1.145          453,970

  DWSII Large Cap Value Subaccount (Class B) (8/03)..  2006      1.237          1.392               --
                                                       2005      1.245          1.237               --
                                                       2004      1.161          1.245               --
                                                       2003      1.000          1.161               --

  DWSII MFS Strategic Value Subaccount (Class B)
  (8/03).............................................  2006      1.251          1.284               --
                                                       2005      1.287          1.251               --
                                                       2004      1.120          1.287               --
                                                       2003      1.000          1.120               --

  DWSII Mid Cap Growth Subaccount (Class B) (12/03)..  2006      1.322          1.430            2,030
                                                       2005      1.179          1.322               --
                                                       2004      1.163          1.179               --
                                                       2003      1.000          1.163               --

  DWSII Moderate Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.105          1.199          830,648
                                                       2005      1.075          1.105          756,875
                                                       2004      1.013          1.075               --

  DWSII Money Market Subaccount (Class B) (8/03).....  2006      0.974          0.994               --
                                                       2005      0.972          0.974           77,455
                                                       2004      0.989          0.972               --
                                                       2003      1.000          0.989               --

  DWSII Oak Strategic Equity Subaccount (Class B)
  (7/03).............................................  2006      1.099          1.117               --
                                                       2005      1.176          1.099           38,681
                                                       2004      1.192          1.176               --
                                                       2003      1.000          1.192               --

  DWSII Small Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.277          1.309          441,506
                                                       2005      1.223          1.277          198,786
                                                       2004      1.131          1.223               --
                                                       2003      1.000          1.131               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Strategic Income Subaccount (Class B)
  (7/03).............................................  2006      1.039          1.105          219,360
                                                       2005      1.042          1.039          133,212
                                                       2004      0.984          1.042               --
                                                       2003      1.000          0.984               --

  DWSII Technology Subaccount (Class B) (7/03).......  2006      1.217          1.196               --
                                                       2005      1.205          1.217               --
                                                       2004      1.214          1.205               --
                                                       2003      1.000          1.214               --

  DWSII Turner Mid Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.426          1.482            9,184
                                                       2005      1.311          1.426            9,118
                                                       2004      1.211          1.311               --
                                                       2003      1.000          1.211               --

Metropolitan Series Fund, Inc.
  MSF MFS Total Return Subaccount (Class B) (4/06)...  2006      1.003          1.067          104,293




                         SEPARATE ACCOUNT CHARGES 2.25%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Utilities Subaccount (8/03)...............  2006      1.374          1.685            3,864
                                                       2005      1.203          1.374            3,867
                                                       2004      1.000          1.203               --

Alger American Fund
  Alger American Balanced Subaccount (Class S)
  (7/03).............................................  2006      1.076          1.080               --
                                                       2005      1.017          1.076           86,253
                                                       2004      1.000          1.017           19,844

  Alger American Leveraged AllCap Subaccount (Class
  S) (10/03).........................................  2006      1.193          1.388               --
                                                       2005      1.069          1.193               --
                                                       2004      1.000          1.069               --

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (10/03)............................................  2006      1.457          1.888           44,045
                                                       2005      1.165          1.457           44,351
                                                       2004      1.000          1.165           15,896

  Credit Suisse Trust Global Small Cap Subaccount
  (11/03)............................................  2006      1.286          1.424           12,806
                                                       2005      1.133          1.286           13,221
                                                       2004      1.000          1.133               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Dreyfus Investment Portfolios
  Dreyfus MidCap Stock Subaccount (Service Shares)
  (7/03).............................................  2006      1.190          1.253           46,147
                                                       2005      1.117          1.190           47,939
                                                       2004      1.000          1.117           50,815

Dreyfus Socially Responsible Growth Fund, Inc.
  Dreyfus Socially Responsible Growth Subaccount
  (Service Shares) (9/03)............................  2006      1.056          1.125               --
                                                       2005      1.045          1.056               --
                                                       2004      1.000          1.045               --

DWS Investments VIT Funds
  DWS VIT Equity 500 Index Subaccount (Class B)
  (9/05).............................................  2006      1.005          1.132               --
                                                       2005      1.000          1.005               --

  DWS VIT RREEF Real Estate Securities Subaccount
  (Class B) (7/03)...................................  2006      1.320          1.770           32,144
                                                       2005      1.213          1.320           27,278
                                                       2004      1.000          1.213               --

DWS Variable Series I
  DWSI Bond Subaccount (Class B) (6/05)..............  2006      0.993          1.013               --
                                                       2005      1.000          0.993               --

  DWSI Capital Growth Subaccount (Class B) (8/03)....  2006      1.121          1.186           39,164
                                                       2005      1.056          1.121           13,309
                                                       2004      1.000          1.056               --

  DWSI Global Opportunities Subaccount (Class B)
  (10/03)............................................  2006      1.381          1.646           29,908
                                                       2005      1.197          1.381           29,471
                                                       2004      1.000          1.197            6,528

  DWSI Growth & Income Subaccount (Class B) (7/03)...  2006      1.119          1.239          363,106
                                                       2005      1.082          1.119          190,698
                                                       2004      1.000          1.082          141,107

  DWSI Health Care Subaccount (Class B) (7/03).......  2006      1.099          1.136           12,157
                                                       2005      1.040          1.099           13,517
                                                       2004      1.000          1.040           16,844

  DWSI International Subaccount (Class B) (7/03).....  2006      1.289          1.581           62,336
                                                       2005      1.139          1.289           26,177
                                                       2004      1.000          1.139           18,430

DWS Variable Series II
  DWSII Dreman Financial Services Subaccount (Class
  B) (8/03)..........................................  2006      1.033          1.078               --
                                                       2005      1.062          1.033           17,724
                                                       2004      1.000          1.062           16,200

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII All Cap Growth Subaccount (Class B) (8/03)...  2006      1.222          1.342               --
                                                       2005      1.104          1.222              727
                                                       2004      1.000          1.104              729

  DWSII Balanced Subaccount (Class B) (7/03).........  2006      1.051          1.128           89,981
                                                       2005      1.034          1.051           91,763
                                                       2004      1.000          1.034           76,616

  DWSII Blue Chip Subaccount (Class B) (8/03)........  2006      1.193          1.344           71,426
                                                       2005      1.112          1.193           62,934
                                                       2004      1.000          1.112           46,634

  DWSII Conservative Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.079          1.148          115,857
                                                       2005      1.057          1.079           97,729
                                                       2004      1.010          1.057               --

  DWSII Core Fixed Income Subaccount (Class B)
  (7/03).............................................  2006      0.992          1.008          118,971
                                                       2005      0.996          0.992          124,208
                                                       2004      1.000          0.996           71,133

  DWSII Davis Venture Value Subaccount (Class B)
  (7/03).............................................  2006      1.142          1.277          202,546
                                                       2005      1.069          1.142          201,295
                                                       2004      1.000          1.069           69,501

  DWSII Dreman High Return Equity Subaccount (Class
  B) (8/03)..........................................  2006      1.173          1.356          218,283
                                                       2005      1.116          1.173          189,176
                                                       2004      1.000          1.116           18,938

  DWSII Dreman Small Mid Cap Value Subaccount (Class
  B) (7/03)..........................................  2006      1.255          1.529          125,034
                                                       2005      1.169          1.255          131,620
                                                       2004      1.000          1.169           70,133

  DWSII Foreign Value Subaccount (Class B) (11/04)...  2006      1.126          1.345               --
                                                       2005      1.053          1.126           58,565
                                                       2004      1.000          1.053               --

  DWSII Global Thematic Subaccount (Class B)
  (10/03)............................................  2006      1.348          1.709           26,260
                                                       2005      1.125          1.348           28,138
                                                       2004      1.000          1.125           25,819

  DWSII Government & Agency Securities Subaccount
  (Class B) (7/03)...................................  2006      1.001          1.016            9,965
                                                       2005      1.002          1.001           11,451
                                                       2004      1.000          1.002            1,952

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Growth Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.134          1.249          160,881
                                                       2005      1.094          1.134          160,881
                                                       2004      1.017          1.094           72,711

  DWSII High Income Subaccount (Class B) (7/03)......  2006      1.098          1.182           52,054
                                                       2005      1.085          1.098           47,220
                                                       2004      1.000          1.085            8,208

  DWSII Income Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.053          1.068               --
                                                       2005      1.040          1.053           95,906
                                                       2004      1.010          1.040               --

  DWSII Index 500 Subaccount (Class B) (7/03)........  2006      1.102          1.102               --
                                                       2005      1.087          1.102               --
                                                       2004      1.000          1.087               --

  DWSII International Select Equity Subaccount (Class
  B) (7/03)..........................................  2006      1.284          1.570           98,608
                                                       2005      1.152          1.284           74,297
                                                       2004      1.000          1.152           44,807

  DWSII Janus Growth & Income Subaccount (Class B)
  (7/03).............................................  2006      1.204          1.271           68,559
                                                       2005      1.102          1.204           69,653
                                                       2004      1.000          1.102           49,690

  DWSII Janus Growth Opportunities Subaccount (Class
  B) (10/03).........................................  2006      1.161          1.143               --
                                                       2005      1.109          1.161            9,317
                                                       2004      1.000          1.109               --

  DWSII Large Cap Core Subaccount (Class B) (12/04)..  2006      1.144          1.262               --
                                                       2005      1.036          1.144          156,333

  DWSII Large Cap Value Subaccount (Class B) (8/03)..  2006      1.074          1.208           74,595
                                                       2005      1.082          1.074           77,595
                                                       2004      1.000          1.082           19,155

  DWSII MFS Strategic Value Subaccount (Class B)
  (8/03).............................................  2006      1.110          1.138               --
                                                       2005      1.142          1.110           35,650
                                                       2004      1.000          1.142           27,660

  DWSII Mid Cap Growth Subaccount (Class B) (12/03)..  2006      1.172          1.267               --
                                                       2005      1.045          1.172               --
                                                       2004      1.000          1.045               --

  DWSII Moderate Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.104          1.198          838,722
                                                       2005      1.075          1.104          838,170
                                                       2004      1.013          1.075          309,893

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Money Market Subaccount (Class B) (8/03).....  2006      0.988          1.007           24,864
                                                       2005      0.987          0.988           24,864
                                                       2004      1.000          0.987           24,864

  DWSII Oak Strategic Equity Subaccount (Class B)
  (7/03).............................................  2006      0.949          0.965               --
                                                       2005      1.016          0.949           21,519
                                                       2004      1.000          1.016           13,198

  DWSII Small Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.113          1.141               --
                                                       2005      1.067          1.113               --
                                                       2004      1.000          1.067               --

  DWSII Strategic Income Subaccount (Class B)
  (7/03).............................................  2006      1.055          1.121          116,307
                                                       2005      1.058          1.055          108,845
                                                       2004      1.000          1.058           32,132

  DWSII Technology Subaccount (Class B) (7/03).......  2006      1.057          1.038            2,867
                                                       2005      1.047          1.057            3,818
                                                       2004      1.000          1.047           16,459

  DWSII Turner Mid Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.196          1.242               --
                                                       2005      1.099          1.196               --
                                                       2004      1.000          1.099               --

Metropolitan Series Fund, Inc.
  MSF MFS Total Return Subaccount (Class B) (4/06)...  2006      1.003          1.067           92,156




                         SEPARATE ACCOUNT CHARGES 2.30%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Utilities Subaccount (8/03)...............  2006      1.467          1.799            14,448
                                                       2005      1.285          1.467            46,203
                                                       2004      1.064          1.285            50,899
                                                       2003      1.000          1.064            29,185

Alger American Fund
  Alger American Balanced Subaccount (Class S)
  (7/03).............................................  2006      1.142          1.146                --
                                                       2005      1.080          1.142            78,584
                                                       2004      1.060          1.080            53,907
                                                       2003      1.000          1.060                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Alger American Leveraged AllCap Subaccount (Class
  S) (10/03).........................................  2006      1.316          1.530            13,515
                                                       2005      1.180          1.316            13,570
                                                       2004      1.119          1.180            13,671
                                                       2003      1.000          1.119                --

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (10/03)............................................  2006      2.010          2.603            27,881
                                                       2005      1.608          2.010            21,044
                                                       2004      1.317          1.608            11,897
                                                       2003      1.000          1.317                --

  Credit Suisse Trust Global Small Cap Subaccount
  (11/03)............................................  2006      1.617          1.789            58,819
                                                       2005      1.425          1.617            26,403
                                                       2004      1.236          1.425            26,403
                                                       2003      1.000          1.236                --

Dreyfus Investment Portfolios
  Dreyfus MidCap Stock Subaccount (Service Shares)
  (7/03).............................................  2006      1.390          1.463           154,787
                                                       2005      1.305          1.390           171,508
                                                       2004      1.169          1.305           152,466
                                                       2003      1.000          1.169                --

Dreyfus Socially Responsible Growth Fund, Inc.
  Dreyfus Socially Responsible Growth Subaccount
  (Service Shares) (9/03)............................  2006      1.175          1.251                --
                                                       2005      1.163          1.175                --
                                                       2004      1.123          1.163                --
                                                       2003      1.000          1.123                --

DWS Investments VIT Funds
  DWS VIT Equity 500 Index Subaccount (Class B)
  (9/05).............................................  2006      1.005          1.131           157,162
                                                       2005      1.000          1.005           185,473

  DWS VIT RREEF Real Estate Securities Subaccount
  (Class B) (7/03)...................................  2006      1.614          2.164           485,383
                                                       2005      1.484          1.614           515,186
                                                       2004      1.162          1.484           277,814
                                                       2003      1.000          1.162                --

DWS Variable Series I
  DWSI Bond Subaccount (Class B) (6/05)..............  2006      0.993          1.013            58,338
                                                       2005      1.000          0.993                --

  DWSI Capital Growth Subaccount (Class B) (8/03)....  2006      1.241          1.311           448,055
                                                       2005      1.170          1.241           237,612
                                                       2004      1.113          1.170             4,931
                                                       2003      1.000          1.113                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSI Global Opportunities Subaccount (Class B)
  (10/03)............................................  2006      1.737          2.069            61,558
                                                       2005      1.505          1.737            55,938
                                                       2004      1.251          1.505            45,090
                                                       2003      1.000          1.251                --

  DWSI Growth & Income Subaccount (Class B) (7/03)...  2006      1.248          1.381           531,595
                                                       2005      1.207          1.248           448,207
                                                       2004      1.125          1.207           365,748
                                                       2003      1.000          1.125                --

  DWSI Health Care Subaccount (Class B) (7/03).......  2006      1.263          1.305            67,473
                                                       2005      1.196          1.263            50,339
                                                       2004      1.121          1.196            57,274
                                                       2003      1.000          1.121                --

  DWSI International Subaccount (Class B) (7/03).....  2006      1.519          1.862           211,901
                                                       2005      1.343          1.519           164,107
                                                       2004      1.182          1.343           158,815
                                                       2003      1.000          1.182                --

DWS Variable Series II
  DWSII Dreman Financial Services Subaccount (Class
  B) (8/03)..........................................  2006      1.195          1.246                --
                                                       2005      1.228          1.195            15,181
                                                       2004      1.127          1.228            19,512
                                                       2003      1.000          1.127                --

  DWSII All Cap Growth Subaccount (Class B) (8/03)...  2006      1.414          1.551                --
                                                       2005      1.277          1.414            29,804
                                                       2004      1.173          1.277            32,757
                                                       2003      1.000          1.173            31,765

  DWSII Balanced Subaccount (Class B) (7/03).........  2006      1.120          1.202           305,118
                                                       2005      1.103          1.120           304,753
                                                       2004      1.061          1.103            28,622
                                                       2003      1.000          1.061                --

  DWSII Blue Chip Subaccount (Class B) (8/03)........  2006      1.396          1.572            51,473
                                                       2005      1.302          1.396            91,296
                                                       2004      1.153          1.302            76,393
                                                       2003      1.000          1.153                --

  DWSII Conservative Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.078          1.146           737,271
                                                       2005      1.057          1.078           600,308
                                                       2004      1.010          1.057           591,288

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Core Fixed Income Subaccount (Class B)
  (7/03).............................................  2006      0.999          1.014           245,683
                                                       2005      1.003          0.999           329,023
                                                       2004      0.986          1.003           277,697
                                                       2003      1.000          0.986            59,532

  DWSII Davis Venture Value Subaccount (Class B)
  (7/03).............................................  2006      1.343          1.501           193,982
                                                       2005      1.258          1.343           263,793
                                                       2004      1.156          1.258           203,026
                                                       2003      1.000          1.156            28,804

  DWSII Dreman High Return Equity Subaccount (Class
  B) (8/03)..........................................  2006      1.354          1.564           319,753
                                                       2005      1.288          1.354           166,882
                                                       2004      1.160          1.288           118,167
                                                       2003      1.000          1.160            49,593

  DWSII Dreman Small Mid Cap Value Subaccount (Class
  B) (7/03)..........................................  2006      1.635          1.991            51,317
                                                       2005      1.524          1.635            85,672
                                                       2004      1.242          1.524            78,727
                                                       2003      1.000          1.242                --

  DWSII Foreign Value Subaccount (Class B) (11/04)...  2006      1.126          1.344                --
                                                       2005      1.053          1.126            61,865
                                                       2004      1.000          1.053            28,525

  DWSII Global Thematic Subaccount (Class B)
  (10/03)............................................  2006      1.576          1.996           150,052
                                                       2005      1.316          1.576           109,522
                                                       2004      1.178          1.316            85,426
                                                       2003      1.000          1.178                --

  DWSII Government & Agency Securities Subaccount
  (Class B) (7/03)...................................  2006      1.003          1.017            56,043
                                                       2005      1.004          1.003            77,478
                                                       2004      0.994          1.004            78,254
                                                       2003      1.000          0.994                --

  DWSII Growth Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.133          1.248         2,095,809
                                                       2005      1.094          1.133         1,237,967
                                                       2004      1.017          1.094           184,960

  DWSII High Income Subaccount (Class B) (7/03)......  2006      1.206          1.298           166,292
                                                       2005      1.193          1.206           226,662
                                                       2004      1.090          1.193           196,509
                                                       2003      1.000          1.090            92,518

  DWSII Income Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.052          1.067                --
                                                       2005      1.040          1.052                --
                                                       2004      1.010          1.040                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Index 500 Subaccount (Class B) (7/03)........  2006      1.231          1.231                --
                                                       2005      1.214          1.231                --
                                                       2004      1.130          1.214           151,691
                                                       2003      1.000          1.130           133,925

  DWSII International Select Equity Subaccount (Class
  B) (7/03)..........................................  2006      1.549          1.893           382,148
                                                       2005      1.390          1.549           379,593
                                                       2004      1.207          1.390           112,799
                                                       2003      1.000          1.207                --

  DWSII Janus Growth & Income Subaccount (Class B)
  (7/03).............................................  2006      1.324          1.398           151,980
                                                       2005      1.213          1.324           158,645
                                                       2004      1.117          1.213            89,822
                                                       2003      1.000          1.117                --

  DWSII Janus Growth Opportunities Subaccount (Class
  B) (10/03).........................................  2006      1.272          1.251                --
                                                       2005      1.215          1.272            36,480
                                                       2004      1.108          1.215             8,364
                                                       2003      1.000          1.108                --

  DWSII Large Cap Core Subaccount (Class B) (12/04)..  2006      1.143          1.261                --
                                                       2005      1.036          1.143                --

  DWSII Large Cap Value Subaccount (Class B) (8/03)..  2006      1.234          1.387            72,468
                                                       2005      1.243          1.234            79,668
                                                       2004      1.160          1.243            34,677
                                                       2003      1.000          1.160                --

  DWSII MFS Strategic Value Subaccount (Class B)
  (8/03).............................................  2006      1.248          1.279                --
                                                       2005      1.285          1.248           210,145
                                                       2004      1.120          1.285           173,576
                                                       2003      1.000          1.120                --

  DWSII Mid Cap Growth Subaccount (Class B) (12/03)..  2006      1.319          1.425             5,372
                                                       2005      1.177          1.319             5,641
                                                       2004      1.162          1.177                --
                                                       2003      1.000          1.162                --

  DWSII Moderate Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.103          1.196           204,029
                                                       2005      1.075          1.103           219,912
                                                       2004      1.013          1.075           119,674

  DWSII Money Market Subaccount (Class B) (8/03).....  2006      0.972          0.990           134,194
                                                       2005      0.971          0.972            61,699
                                                       2004      0.988          0.971            58,185
                                                       2003      1.000          0.988                --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Oak Strategic Equity Subaccount (Class B)
  (7/03).............................................  2006      1.096          1.114                --
                                                       2005      1.174          1.096           156,303
                                                       2004      1.191          1.174            93,679
                                                       2003      1.000          1.191            78,041

  DWSII Small Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.274          1.305           228,740
                                                       2005      1.221          1.274           252,517
                                                       2004      1.130          1.221            88,772
                                                       2003      1.000          1.130                --

  DWSII Strategic Income Subaccount (Class B)
  (7/03).............................................  2006      1.036          1.101           353,682
                                                       2005      1.040          1.036           313,852
                                                       2004      0.983          1.040           227,178
                                                       2003      1.000          0.983           179,617

  DWSII Technology Subaccount (Class B) (7/03).......  2006      1.214          1.192             8,796
                                                       2005      1.203          1.214             9,109
                                                       2004      1.213          1.203            14,463
                                                       2003      1.000          1.213                --

  DWSII Turner Mid Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.423          1.477           102,322
                                                       2005      1.309          1.423            83,232
                                                       2004      1.210          1.309            87,324
                                                       2003      1.000          1.210            30,545

Metropolitan Series Fund, Inc.
  MSF MFS Total Return Subaccount (Class B) (4/06)...  2006      1.003          1.066            81,595




                         SEPARATE ACCOUNT CHARGES 2.35%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Utilities Subaccount (8/03)...............  2006      1.371          1.681              687
                                                       2005      1.202          1.371              739
                                                       2004      1.000          1.202               --

Alger American Fund
  Alger American Balanced Subaccount (Class S)
  (7/03).............................................  2006      1.074          1.077               --
                                                       2005      1.017          1.074               --
                                                       2004      1.000          1.017               --

  Alger American Leveraged AllCap Subaccount (Class
  S) (10/03).........................................  2006      1.191          1.384               --
                                                       2005      1.068          1.191               --
                                                       2004      1.000          1.068               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (10/03)............................................  2006      1.454          1.883            8,081
                                                       2005      1.164          1.454            7,745
                                                       2004      1.000          1.164               --

  Credit Suisse Trust Global Small Cap Subaccount
  (11/03)............................................  2006      1.284          1.420            3,899
                                                       2005      1.132          1.284            3,903
                                                       2004      1.000          1.132               --

Dreyfus Investment Portfolios
  Dreyfus MidCap Stock Subaccount (Service Shares)
  (7/03).............................................  2006      1.188          1.249              999
                                                       2005      1.116          1.188            1,074
                                                       2004      1.000          1.116               --

Dreyfus Socially Responsible Growth Fund, Inc.
  Dreyfus Socially Responsible Growth Subaccount
  (Service Shares) (9/03)............................  2006      1.054          1.122               --
                                                       2005      1.044          1.054               --
                                                       2004      1.000          1.044               --

DWS Investments VIT Funds
  DWS VIT Equity 500 Index Subaccount (Class B)
  (9/05).............................................  2006      1.005          1.131               --
                                                       2005      1.000          1.005               --

  DWS VIT RREEF Real Estate Securities Subaccount
  (Class B) (7/03)...................................  2006      1.318          1.765            9,513
                                                       2005      1.212          1.318            9,576
                                                       2004      1.000          1.212               --

DWS Variable Series I
  DWSI Bond Subaccount (Class B) (6/05)..............  2006      0.993          1.012            3,633
                                                       2005      1.000          0.993            3,921

  DWSI Capital Growth Subaccount (Class B) (8/03)....  2006      1.119          1.182               --
                                                       2005      1.056          1.119               --
                                                       2004      1.000          1.056               --

  DWSI Global Opportunities Subaccount (Class B)
  (10/03)............................................  2006      1.379          1.642            2,467
                                                       2005      1.196          1.379            2,470
                                                       2004      1.000          1.196               --

  DWSI Growth & Income Subaccount (Class B) (7/03)...  2006      1.117          1.236          136,772
                                                       2005      1.081          1.117               --
                                                       2004      1.000          1.081               --

  DWSI Health Care Subaccount (Class B) (7/03).......  2006      1.097          1.133            6,513
                                                       2005      1.039          1.097            6,297
                                                       2004      1.000          1.039               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSI International Subaccount (Class B) (7/03).....  2006      1.286          1.576          108,088
                                                       2005      1.138          1.286           45,580
                                                       2004      1.000          1.138               --

DWS Variable Series II
  DWSII Dreman Financial Services Subaccount (Class
  B) (8/03)..........................................  2006      1.031          1.075               --
                                                       2005      1.061          1.031               --
                                                       2004      1.000          1.061               --

  DWSII All Cap Growth Subaccount (Class B) (8/03)...  2006      1.220          1.338               --
                                                       2005      1.103          1.220               --
                                                       2004      1.000          1.103               --

  DWSII Balanced Subaccount (Class B) (7/03).........  2006      1.049          1.125               --
                                                       2005      1.033          1.049               --
                                                       2004      1.000          1.033               --

  DWSII Blue Chip Subaccount (Class B) (8/03)........  2006      1.191          1.340               --
                                                       2005      1.112          1.191               --
                                                       2004      1.000          1.112               --

  DWSII Conservative Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.077          1.145            6,674
                                                       2005      1.057          1.077            2,927
                                                       2004      1.010          1.057               --

  DWSII Core Fixed Income Subaccount (Class B)
  (7/03).............................................  2006      0.990          1.005               --
                                                       2005      0.996          0.990               --
                                                       2004      1.000          0.996               --

  DWSII Davis Venture Value Subaccount (Class B)
  (7/03).............................................  2006      1.140          1.274           64,826
                                                       2005      1.069          1.140           62,448
                                                       2004      1.000          1.069               --

  DWSII Dreman High Return Equity Subaccount (Class
  B) (8/03)..........................................  2006      1.171          1.353           66,215
                                                       2005      1.115          1.171           66,667
                                                       2004      1.000          1.115               --

  DWSII Dreman Small Mid Cap Value Subaccount (Class
  B) (7/03)..........................................  2006      1.252          1.524           67,468
                                                       2005      1.168          1.252           71,534
                                                       2004      1.000          1.168               --

  DWSII Foreign Value Subaccount (Class B) (11/04)...  2006      1.125          1.343               --
                                                       2005      1.053          1.125           79,441
                                                       2004      1.000          1.053               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Global Thematic Subaccount (Class B)
  (10/03)............................................  2006      1.345          1.704               --
                                                       2005      1.124          1.345               --
                                                       2004      1.000          1.124               --

  DWSII Government & Agency Securities Subaccount
  (Class B) (7/03)...................................  2006      1.000          1.013               --
                                                       2005      1.001          1.000               --
                                                       2004      1.000          1.001               --

  DWSII Growth Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.132          1.246           56,143
                                                       2005      1.093          1.132           55,939
                                                       2004      1.017          1.093               --

  DWSII High Income Subaccount (Class B) (7/03)......  2006      1.096          1.178               --
                                                       2005      1.085          1.096               --
                                                       2004      1.000          1.085               --

  DWSII Income Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.052          1.066               --
                                                       2005      1.040          1.052            3,674
                                                       2004      1.010          1.040               --

  DWSII Index 500 Subaccount (Class B) (7/03)........  2006      1.100          1.100               --
                                                       2005      1.086          1.100               --
                                                       2004      1.000          1.086               --

  DWSII International Select Equity Subaccount (Class
  B) (7/03)..........................................  2006      1.282          1.566            2,939
                                                       2005      1.151          1.282            4,022
                                                       2004      1.000          1.151               --

  DWSII Janus Growth & Income Subaccount (Class B)
  (7/03).............................................  2006      1.202          1.268               --
                                                       2005      1.102          1.202               --
                                                       2004      1.000          1.102               --

  DWSII Janus Growth Opportunities Subaccount (Class
  B) (10/03).........................................  2006      1.159          1.139               --
                                                       2005      1.108          1.159               --
                                                       2004      1.000          1.108               --

  DWSII Large Cap Core Subaccount (Class B) (12/04)..  2006      1.143          1.259               --
                                                       2005      1.036          1.143          127,639

  DWSII Large Cap Value Subaccount (Class B) (8/03)..  2006      1.072          1.204               --
                                                       2005      1.081          1.072               --
                                                       2004      1.000          1.081               --

  DWSII MFS Strategic Value Subaccount (Class B)
  (8/03).............................................  2006      1.108          1.135               --
                                                       2005      1.141          1.108               --
                                                       2004      1.000          1.141               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Mid Cap Growth Subaccount (Class B) (12/03)..  2006      1.170          1.263            2,691
                                                       2005      1.045          1.170            2,544
                                                       2004      1.000          1.045               --

  DWSII Moderate Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.103          1.195               --
                                                       2005      1.075          1.103               --
                                                       2004      1.013          1.075               --

  DWSII Money Market Subaccount (Class B) (8/03).....  2006      0.986          1.004               --
                                                       2005      0.986          0.986               --
                                                       2004      1.000          0.986               --

  DWSII Oak Strategic Equity Subaccount (Class B)
  (7/03).............................................  2006      0.947          0.962               --
                                                       2005      1.015          0.947               --
                                                       2004      1.000          1.015               --

  DWSII Small Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.111          1.138           56,768
                                                       2005      1.066          1.111           51,099
                                                       2004      1.000          1.066               --

  DWSII Strategic Income Subaccount (Class B)
  (7/03).............................................  2006      1.053          1.118            4,561
                                                       2005      1.057          1.053            4,897
                                                       2004      1.000          1.057               --

  DWSII Technology Subaccount (Class B) (7/03).......  2006      1.055          1.035               --
                                                       2005      1.046          1.055               --
                                                       2004      1.000          1.046               --

  DWSII Turner Mid Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.194          1.238               --
                                                       2005      1.098          1.194               --
                                                       2004      1.000          1.098               --

Metropolitan Series Fund, Inc.
  MSF MFS Total Return Subaccount (Class B) (4/06)...  2006      1.003          1.066               --




                         SEPARATE ACCOUNT CHARGES 2.40%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Utilities Subaccount (8/03)...............  2006      1.387          1.699               --
                                                       2005      1.216          1.387               --
                                                       2004      1.000          1.216               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Alger American Fund
  Alger American Balanced Subaccount (Class S)
  (7/03).............................................  2006      1.098          1.102               --
                                                       2005      1.040          1.098               --
                                                       2004      1.000          1.040               --

  Alger American Leveraged AllCap Subaccount (Class
  S) (10/03).........................................  2006      1.172          1.361               --
                                                       2005      1.051          1.172               --
                                                       2004      1.000          1.051               --

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (10/03)............................................  2006      1.607          2.079           73,081
                                                       2005      1.286          1.607           73,081
                                                       2004      1.000          1.286               --

  Credit Suisse Trust Global Small Cap Subaccount
  (11/03)............................................  2006      1.272          1.406               --
                                                       2005      1.122          1.272               --
                                                       2004      1.000          1.122               --

Dreyfus Investment Portfolios
  Dreyfus MidCap Stock Subaccount (Service Shares)
  (7/03).............................................  2006      1.199          1.261            8,474
                                                       2005      1.127          1.199           16,704
                                                       2004      1.000          1.127               --

Dreyfus Socially Responsible Growth Fund, Inc.
  Dreyfus Socially Responsible Growth Subaccount
  (Service Shares) (9/03)............................  2006      1.037          1.103               --
                                                       2005      1.028          1.037               --
                                                       2004      1.000          1.028               --

DWS Investments VIT Funds
  DWS VIT Equity 500 Index Subaccount (Class B)
  (9/05).............................................  2006      1.005          1.130            6,417
                                                       2005      1.000          1.005               --

  DWS VIT RREEF Real Estate Securities Subaccount
  (Class B) (7/03)...................................  2006      1.392          1.863          113,275
                                                       2005      1.281          1.392          113,275
                                                       2004      1.000          1.281               --

DWS Variable Series I
  DWSI Bond Subaccount (Class B) (6/05)..............  2006      0.993          1.011           12,416
                                                       2005      1.000          0.993           12,422

  DWSI Capital Growth Subaccount (Class B) (8/03)....  2006      1.100          1.162           17,345
                                                       2005      1.038          1.100           17,354
                                                       2004      1.000          1.038               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSI Global Opportunities Subaccount (Class B)
  (10/03)............................................  2006      1.361          1.619           97,074
                                                       2005      1.181          1.361           98,587
                                                       2004      1.000          1.181               --

  DWSI Growth & Income Subaccount (Class B) (7/03)...  2006      1.100          1.216            4,647
                                                       2005      1.065          1.100               --
                                                       2004      1.000          1.065               --

  DWSI Health Care Subaccount (Class B) (7/03).......  2006      1.102          1.138          102,107
                                                       2005      1.045          1.102          112,765
                                                       2004      1.000          1.045               --

  DWSI International Subaccount (Class B) (7/03).....  2006      1.303          1.596          119,401
                                                       2005      1.154          1.303           26,649
                                                       2004      1.000          1.154               --

DWS Variable Series II
  DWSII Dreman Financial Services Subaccount (Class
  B) (8/03)..........................................  2006      1.060          1.104               --
                                                       2005      1.091          1.060               --
                                                       2004      1.000          1.091               --

  DWSII All Cap Growth Subaccount (Class B) (8/03)...  2006      1.204          1.320               --
                                                       2005      1.089          1.204               --
                                                       2004      1.000          1.089               --

  DWSII Balanced Subaccount (Class B) (7/03).........  2006      1.056          1.132           23,740
                                                       2005      1.041          1.056           23,740
                                                       2004      1.000          1.041               --

  DWSII Blue Chip Subaccount (Class B) (8/03)........  2006      1.171          1.316           22,204
                                                       2005      1.093          1.171           22,204
                                                       2004      1.000          1.093               --

  DWSII Conservative Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.077          1.144               --
                                                       2005      1.056          1.077               --
                                                       2004      1.010          1.056               --

  DWSII Core Fixed Income Subaccount (Class B)
  (7/03).............................................  2006      1.036          1.051            3,433
                                                       2005      1.041          1.036            3,403
                                                       2004      1.000          1.041               --

  DWSII Davis Venture Value Subaccount (Class B)
  (7/03).............................................  2006      1.141          1.274               --
                                                       2005      1.070          1.141               --
                                                       2004      1.000          1.070               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Dreman High Return Equity Subaccount (Class
  B) (8/03)..........................................  2006      1.178          1.359           75,262
                                                       2005      1.122          1.178           80,973
                                                       2004      1.000          1.122               --

  DWSII Dreman Small Mid Cap Value Subaccount (Class
  B) (7/03)..........................................  2006      1.272          1.547          103,504
                                                       2005      1.187          1.272          103,504
                                                       2004      1.000          1.187               --

  DWSII Foreign Value Subaccount (Class B) (11/04)...  2006      1.124          1.341               --
                                                       2005      1.053          1.124          113,655
                                                       2004      1.000          1.053               --

  DWSII Global Thematic Subaccount (Class B)
  (10/03)............................................  2006      1.385          1.753            9,276
                                                       2005      1.158          1.385           15,672
                                                       2004      1.000          1.158               --

  DWSII Government & Agency Securities Subaccount
  (Class B) (7/03)...................................  2006      1.031          1.045            3,458
                                                       2005      1.033          1.031            3,427
                                                       2004      1.000          1.033               --

  DWSII Growth Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.132          1.245           37,889
                                                       2005      1.093          1.132           37,923
                                                       2004      1.017          1.093               --

  DWSII High Income Subaccount (Class B) (7/03)......  2006      1.112          1.195           44,950
                                                       2005      1.101          1.112           44,950
                                                       2004      1.000          1.101               --

  DWSII Income Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.051          1.065               --
                                                       2005      1.040          1.051               --
                                                       2004      1.010          1.040               --

  DWSII Index 500 Subaccount (Class B) (7/03)........  2006      1.083          1.083               --
                                                       2005      1.069          1.083               --
                                                       2004      1.000          1.069               --

  DWSII International Select Equity Subaccount (Class
  B) (7/03)..........................................  2006      1.297          1.584          194,868
                                                       2005      1.166          1.297          204,290
                                                       2004      1.000          1.166               --

  DWSII Janus Growth & Income Subaccount (Class B)
  (7/03).............................................  2006      1.196          1.261               --
                                                       2005      1.096          1.196               --
                                                       2004      1.000          1.096               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Janus Growth Opportunities Subaccount (Class
  B) (10/03).........................................  2006      1.137          1.117               --
                                                       2005      1.087          1.137               --
                                                       2004      1.000          1.087               --

  DWSII Large Cap Core Subaccount (Class B) (12/04)..  2006      1.142          1.258               --
                                                       2005      1.036          1.142            8,799

  DWSII Large Cap Value Subaccount (Class B) (8/03)..  2006      1.061          1.191               --
                                                       2005      1.070          1.061               --
                                                       2004      1.000          1.070               --

  DWSII MFS Strategic Value Subaccount (Class B)
  (8/03).............................................  2006      1.099          1.126               --
                                                       2005      1.133          1.099               --
                                                       2004      1.000          1.133               --

  DWSII Mid Cap Growth Subaccount (Class B) (12/03)..  2006      1.192          1.286               --
                                                       2005      1.064          1.192               --
                                                       2004      1.000          1.064               --

  DWSII Moderate Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.102          1.194               --
                                                       2005      1.074          1.102               --
                                                       2004      1.012          1.074               --

  DWSII Money Market Subaccount (Class B) (8/03).....  2006      0.991          1.008               --
                                                       2005      0.991          0.991               --
                                                       2004      1.000          0.991               --

  DWSII Oak Strategic Equity Subaccount (Class B)
  (7/03).............................................  2006      0.965          0.980               --
                                                       2005      1.035          0.965               --
                                                       2004      1.000          1.035               --

  DWSII Small Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.124          1.150               --
                                                       2005      1.079          1.124               --
                                                       2004      1.000          1.079               --

  DWSII Strategic Income Subaccount (Class B)
  (7/03).............................................  2006      1.094          1.162           46,031
                                                       2005      1.100          1.094            9,163
                                                       2004      1.000          1.100               --

  DWSII Technology Subaccount (Class B) (7/03).......  2006      1.045          1.025            6,223
                                                       2005      1.037          1.045           13,230
                                                       2004      1.000          1.037               --

  DWSII Turner Mid Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.201          1.245           92,352
                                                       2005      1.106          1.201           92,352
                                                       2004      1.000          1.106               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Metropolitan Series Fund, Inc.
  MSF MFS Total Return Subaccount (Class B) (4/06)...  2006      1.003          1.066               --




                         SEPARATE ACCOUNT CHARGES 2.45%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Utilities Subaccount (8/03)...............  2006      1.369          1.676            8,347
                                                       2005      1.201          1.369            8,600
                                                       2004      1.000          1.201            5,843

Alger American Fund
  Alger American Balanced Subaccount (Class S)
  (7/03).............................................  2006      1.072          1.075               --
                                                       2005      1.016          1.072           85,207
                                                       2004      1.000          1.016           35,321

  Alger American Leveraged AllCap Subaccount (Class
  S) (10/03).........................................  2006      1.189          1.380           70,162
                                                       2005      1.067          1.189           73,707
                                                       2004      1.000          1.067           29,176

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (10/03)............................................  2006      1.452          1.877          131,996
                                                       2005      1.163          1.452          149,889
                                                       2004      1.000          1.163           81,744

  Credit Suisse Trust Global Small Cap Subaccount
  (11/03)............................................  2006      1.282          1.416              524
                                                       2005      1.131          1.282           15,237
                                                       2004      1.000          1.131           17,189

Dreyfus Investment Portfolios
  Dreyfus MidCap Stock Subaccount (Service Shares)
  (7/03).............................................  2006      1.186          1.246          271,421
                                                       2005      1.115          1.186          261,876
                                                       2004      1.000          1.115          141,356

Dreyfus Socially Responsible Growth Fund, Inc.
  Dreyfus Socially Responsible Growth Subaccount
  (Service Shares) (9/03)............................  2006      1.052          1.119           10,781
                                                       2005      1.043          1.052           11,530
                                                       2004      1.000          1.043               --

DWS Investments VIT Funds
  DWS VIT Equity 500 Index Subaccount (Class B)
  (9/05).............................................  2006      1.004          1.129            9,058
                                                       2005      1.000          1.004            9,039

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWS VIT RREEF Real Estate Securities Subaccount
  (Class B) (7/03)...................................  2006      1.315          1.760           21,521
                                                       2005      1.211          1.315           38,354
                                                       2004      1.000          1.211           25,705

DWS Variable Series I
  DWSI Bond Subaccount (Class B) (6/05)..............  2006      0.992          1.010               --
                                                       2005      1.000          0.992               --

  DWSI Capital Growth Subaccount (Class B) (8/03)....  2006      1.117          1.179          195,030
                                                       2005      1.055          1.117          121,182
                                                       2004      1.000          1.055           12,458

  DWSI Global Opportunities Subaccount (Class B)
  (10/03)............................................  2006      1.376          1.637          106,873
                                                       2005      1.195          1.376          119,655
                                                       2004      1.000          1.195           69,218

  DWSI Growth & Income Subaccount (Class B) (7/03)...  2006      1.115          1.232           81,512
                                                       2005      1.080          1.115           80,979
                                                       2004      1.000          1.080           45,528

  DWSI Health Care Subaccount (Class B) (7/03).......  2006      1.095          1.130          131,864
                                                       2005      1.038          1.095          124,063
                                                       2004      1.000          1.038           57,585

  DWSI International Subaccount (Class B) (7/03).....  2006      1.284          1.572           36,308
                                                       2005      1.137          1.284           23,213
                                                       2004      1.000          1.137           21,487

DWS Variable Series II
  DWSII Dreman Financial Services Subaccount (Class
  B) (8/03)..........................................  2006      1.030          1.072               --
                                                       2005      1.060          1.030          139,012
                                                       2004      1.000          1.060           76,483

  DWSII All Cap Growth Subaccount (Class B) (8/03)...  2006      1.218          1.334               --
                                                       2005      1.102          1.218            2,154
                                                       2004      1.000          1.102            2,488

  DWSII Balanced Subaccount (Class B) (7/03).........  2006      1.047          1.122           65,766
                                                       2005      1.032          1.047           76,220
                                                       2004      1.000          1.032           20,852

  DWSII Blue Chip Subaccount (Class B) (8/03)........  2006      1.189          1.336          182,152
                                                       2005      1.111          1.189          191,774
                                                       2004      1.000          1.111           76,385

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Conservative Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.076          1.142          175,536
                                                       2005      1.056          1.076          154,931
                                                       2004      1.010          1.056           97,069

  DWSII Core Fixed Income Subaccount (Class B)
  (7/03).............................................  2006      0.989          1.002           80,233
                                                       2005      0.995          0.989           88,708
                                                       2004      1.000          0.995           63,366

  DWSII Davis Venture Value Subaccount (Class B)
  (7/03).............................................  2006      1.138          1.270          258,344
                                                       2005      1.068          1.138          265,508
                                                       2004      1.000          1.068           97,222

  DWSII Dreman High Return Equity Subaccount (Class
  B) (8/03)..........................................  2006      1.169          1.349          311,819
                                                       2005      1.114          1.169          205,906
                                                       2004      1.000          1.114           95,210

  DWSII Dreman Small Mid Cap Value Subaccount (Class
  B) (7/03)..........................................  2006      1.250          1.520          234,682
                                                       2005      1.167          1.250          287,113
                                                       2004      1.000          1.167          175,402

  DWSII Foreign Value Subaccount (Class B) (11/04)...  2006      1.124          1.340               --
                                                       2005      1.053          1.124           21,776
                                                       2004      1.000          1.053               --

  DWSII Global Thematic Subaccount (Class B)
  (10/03)............................................  2006      1.343          1.699          135,620
                                                       2005      1.123          1.343          170,033
                                                       2004      1.000          1.123           93,885

  DWSII Government & Agency Securities Subaccount
  (Class B) (7/03)...................................  2006      0.998          1.010          168,483
                                                       2005      1.000          0.998          159,976
                                                       2004      1.000          1.000           75,514

  DWSII Growth Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.131          1.243          105,272
                                                       2005      1.093          1.131           93,739
                                                       2004      1.017          1.093               --

  DWSII High Income Subaccount (Class B) (7/03)......  2006      1.094          1.175          212,094
                                                       2005      1.084          1.094          226,105
                                                       2004      1.000          1.084          119,584

  DWSII Income Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.050          1.064               --
                                                       2005      1.039          1.050           20,472
                                                       2004      1.010          1.039           13,051

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Index 500 Subaccount (Class B) (7/03)........  2006      1.099          1.099               --
                                                       2005      1.085          1.099               --
                                                       2004      1.000          1.085            8,048

  DWSII International Select Equity Subaccount (Class
  B) (7/03)..........................................  2006      1.279          1.561           62,330
                                                       2005      1.150          1.279           65,817
                                                       2004      1.000          1.150           15,595

  DWSII Janus Growth & Income Subaccount (Class B)
  (7/03).............................................  2006      1.200          1.264           98,553
                                                       2005      1.101          1.200           98,735
                                                       2004      1.000          1.101           67,436

  DWSII Janus Growth Opportunities Subaccount (Class
  B) (10/03).........................................  2006      1.157          1.136               --
                                                       2005      1.107          1.157               --
                                                       2004      1.000          1.107               --

  DWSII Large Cap Core Subaccount (Class B) (12/04)..  2006      1.141          1.257               --
                                                       2005      1.036          1.141               --

  DWSII Large Cap Value Subaccount (Class B) (8/03)..  2006      1.070          1.201          191,483
                                                       2005      1.080          1.070          205,941
                                                       2004      1.000          1.080          126,409

  DWSII MFS Strategic Value Subaccount (Class B)
  (8/03).............................................  2006      1.106          1.133               --
                                                       2005      1.140          1.106           25,292
                                                       2004      1.000          1.140           25,235

  DWSII Mid Cap Growth Subaccount (Class B) (12/03)..  2006      1.168          1.260           35,233
                                                       2005      1.044          1.168           35,342
                                                       2004      1.000          1.044           15,118

  DWSII Moderate Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.101          1.192           60,089
                                                       2005      1.074          1.101           60,523
                                                       2004      1.012          1.074               --

  DWSII Money Market Subaccount (Class B) (8/03).....  2006      0.985          1.001               --
                                                       2005      0.985          0.985               --
                                                       2004      1.000          0.985               --

  DWSII Oak Strategic Equity Subaccount (Class B)
  (7/03).............................................  2006      0.946          0.959               --
                                                       2005      1.015          0.946           77,684
                                                       2004      1.000          1.015           21,726

  DWSII Small Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.109          1.135          106,146
                                                       2005      1.065          1.109          102,102
                                                       2004      1.000          1.065           31,644

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Strategic Income Subaccount (Class B)
  (7/03).............................................  2006      1.051          1.115           62,979
                                                       2005      1.056          1.051           68,038
                                                       2004      1.000          1.056           17,881

  DWSII Technology Subaccount (Class B) (7/03).......  2006      1.053          1.032           84,498
                                                       2005      1.045          1.053           74,898
                                                       2004      1.000          1.045           57,561

  DWSII Turner Mid Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.191          1.235           39,457
                                                       2005      1.097          1.191           38,271
                                                       2004      1.000          1.097           14,670

Metropolitan Series Fund, Inc.
  MSF MFS Total Return Subaccount (Class B) (4/06)...  2006      1.003          1.065           92,360




                         SEPARATE ACCOUNT CHARGES 2.50%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Utilities Subaccount (8/03)...............  2006      1.460          1.787               --
                                                       2005      1.281          1.460               --
                                                       2004      1.063          1.281               --
                                                       2003      1.000          1.063               --

Alger American Fund
  Alger American Balanced Subaccount (Class S)
  (7/03).............................................  2006      1.136          1.139               --
                                                       2005      1.077          1.136           20,297
                                                       2004      1.059          1.077           20,297
                                                       2003      1.000          1.059           20,297

  Alger American Leveraged AllCap Subaccount (Class
  S) (10/03).........................................  2006      1.310          1.520               --
                                                       2005      1.176          1.310               --
                                                       2004      1.118          1.176               --
                                                       2003      1.000          1.118               --

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (10/03)............................................  2006      2.000          2.585              400
                                                       2005      1.603          2.000              401
                                                       2004      1.315          1.603              402
                                                       2003      1.000          1.315               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Credit Suisse Trust Global Small Cap Subaccount
  (11/03)............................................  2006      1.609          1.777               --
                                                       2005      1.420          1.609               --
                                                       2004      1.234          1.420               --
                                                       2003      1.000          1.234               --

Dreyfus Investment Portfolios
  Dreyfus MidCap Stock Subaccount (Service Shares)
  (7/03).............................................  2006      1.383          1.452            9,350
                                                       2005      1.301          1.383            9,350
                                                       2004      1.168          1.301           11,044
                                                       2003      1.000          1.168            9,350

Dreyfus Socially Responsible Growth Fund, Inc.
  Dreyfus Socially Responsible Growth Subaccount
  (Service Shares) (9/03)............................  2006      1.169          1.242               --
                                                       2005      1.159          1.169               --
                                                       2004      1.122          1.159               --
                                                       2003      1.000          1.122               --

DWS Investments VIT Funds
  DWS VIT Equity 500 Index Subaccount (Class B)
  (9/05).............................................  2006      1.004          1.129               --
                                                       2005      1.000          1.004               --

  DWS VIT RREEF Real Estate Securities Subaccount
  (Class B) (7/03)...................................  2006      1.606          2.148              432
                                                       2005      1.479          1.606              433
                                                       2004      1.160          1.479            3,415
                                                       2003      1.000          1.160               --

DWS Variable Series I
  DWSI Bond Subaccount (Class B) (6/05)..............  2006      0.992          1.010               --
                                                       2005      1.000          0.992               --

  DWSI Capital Growth Subaccount (Class B) (8/03)....  2006      1.234          1.302           63,982
                                                       2005      1.166          1.234               --
                                                       2004      1.112          1.166               --
                                                       2003      1.000          1.112               --

  DWSI Global Opportunities Subaccount (Class B)
  (10/03)............................................  2006      1.728          2.054            3,658
                                                       2005      1.500          1.728            3,661
                                                       2004      1.249          1.500            3,664
                                                       2003      1.000          1.249               --

  DWSI Growth & Income Subaccount (Class B) (7/03)...  2006      1.241          1.371               --
                                                       2005      1.204          1.241               --
                                                       2004      1.124          1.204            4,385
                                                       2003      1.000          1.124               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSI Health Care Subaccount (Class B) (7/03).......  2006      1.256          1.296              497
                                                       2005      1.192          1.256              499
                                                       2004      1.119          1.192              500
                                                       2003      1.000          1.119               --

  DWSI International Subaccount (Class B) (7/03).....  2006      1.511          1.849            3,927
                                                       2005      1.339          1.511            3,930
                                                       2004      1.181          1.339            3,933
                                                       2003      1.000          1.181               --

DWS Variable Series II
  DWSII Dreman Financial Services Subaccount (Class
  B) (8/03)..........................................  2006      1.189          1.238               --
                                                       2005      1.225          1.189              489
                                                       2004      1.126          1.225              490
                                                       2003      1.000          1.126               --

  DWSII All Cap Growth Subaccount (Class B) (8/03)...  2006      1.406          1.540               --
                                                       2005      1.274          1.406               --
                                                       2004      1.172          1.274               --
                                                       2003      1.000          1.172               --

  DWSII Balanced Subaccount (Class B) (7/03).........  2006      1.114          1.194            2,183
                                                       2005      1.099          1.114            2,185
                                                       2004      1.060          1.099            7,993
                                                       2003      1.000          1.060               --

  DWSII Blue Chip Subaccount (Class B) (8/03)........  2006      1.389          1.561            8,169
                                                       2005      1.298          1.389            8,180
                                                       2004      1.152          1.298            8,191
                                                       2003      1.000          1.152               --

  DWSII Conservative Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.075          1.141               --
                                                       2005      1.056          1.075               --
                                                       2004      1.009          1.056               --

  DWSII Core Fixed Income Subaccount (Class B)
  (7/03).............................................  2006      0.994          1.007               --
                                                       2005      1.000          0.994               --
                                                       2004      0.985          1.000               --
                                                       2003      1.000          0.985               --

  DWSII Davis Venture Value Subaccount (Class B)
  (7/03).............................................  2006      1.336          1.490            2,376
                                                       2005      1.254          1.336            2,383
                                                       2004      1.154          1.254            4,067
                                                       2003      1.000          1.154               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Dreman High Return Equity Subaccount (Class
  B) (8/03)..........................................  2006      1.347          1.553           20,081
                                                       2005      1.284          1.347            9,821
                                                       2004      1.159          1.284           12,985
                                                       2003      1.000          1.159            9,821

  DWSII Dreman Small Mid Cap Value Subaccount (Class
  B) (7/03)..........................................  2006      1.627          1.977            3,421
                                                       2005      1.519          1.627            3,424
                                                       2004      1.241          1.519            4,928
                                                       2003      1.000          1.241               --

  DWSII Foreign Value Subaccount (Class B) (11/04)...  2006      1.123          1.338               --
                                                       2005      1.053          1.123               --
                                                       2004      1.000          1.053               --

  DWSII Global Thematic Subaccount (Class B)
  (10/03)............................................  2006      1.567          1.982              472
                                                       2005      1.312          1.567              474
                                                       2004      1.176          1.312              475
                                                       2003      1.000          1.176               --

  DWSII Government & Agency Securities Subaccount
  (Class B) (7/03)...................................  2006      0.998          1.009               --
                                                       2005      1.000          0.998               --
                                                       2004      0.992          1.000               --
                                                       2003      1.000          0.992               --

  DWSII Growth Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.130          1.242           39,780
                                                       2005      1.093          1.130           39,814
                                                       2004      1.016          1.093               --

  DWSII High Income Subaccount (Class B) (7/03)......  2006      1.200          1.289           16,173
                                                       2005      1.190          1.200           16,177
                                                       2004      1.088          1.190           17,557
                                                       2003      1.000          1.088           10,048

  DWSII Income Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.049          1.063               --
                                                       2005      1.039          1.049               --
                                                       2004      1.009          1.039               --

  DWSII Index 500 Subaccount (Class B) (7/03)........  2006      1.225          1.225               --
                                                       2005      1.211          1.225               --
                                                       2004      1.128          1.211               --
                                                       2003      1.000          1.128               --

  DWSII International Select Equity Subaccount (Class
  B) (7/03)..........................................  2006      1.541          1.880            9,679
                                                       2005      1.386          1.541            9,681
                                                       2004      1.206          1.386            9,682
                                                       2003      1.000          1.206            9,226

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Janus Growth & Income Subaccount (Class B)
  (7/03).............................................  2006      1.318          1.388           19,876
                                                       2005      1.209          1.318           19,876
                                                       2004      1.116          1.209           19,876
                                                       2003      1.000          1.116           19,876

  DWSII Janus Growth Opportunities Subaccount (Class
  B) (10/03).........................................  2006      1.266          1.242               --
                                                       2005      1.211          1.266               --
                                                       2004      1.107          1.211               --
                                                       2003      1.000          1.107               --

  DWSII Large Cap Core Subaccount (Class B) (12/04)..  2006      1.141          1.255               --
                                                       2005      1.036          1.141               --

  DWSII Large Cap Value Subaccount (Class B) (8/03)..  2006      1.228          1.377           17,650
                                                       2005      1.239          1.228           17,656
                                                       2004      1.159          1.239           22,945
                                                       2003      1.000          1.159            9,768

  DWSII MFS Strategic Value Subaccount (Class B)
  (8/03).............................................  2006      1.242          1.271               --
                                                       2005      1.281          1.242           11,261
                                                       2004      1.119          1.281           11,265
                                                       2003      1.000          1.119            9,819

  DWSII Mid Cap Growth Subaccount (Class B) (12/03)..  2006      1.312          1.415               --
                                                       2005      1.173          1.312               --
                                                       2004      1.161          1.173               --
                                                       2003      1.000          1.161               --

  DWSII Moderate Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.100          1.191               --
                                                       2005      1.074          1.100               --
                                                       2004      1.012          1.074               --

  DWSII Money Market Subaccount (Class B) (8/03).....  2006      0.967          0.983               --
                                                       2005      0.968          0.967               --
                                                       2004      0.987          0.968               --
                                                       2003      1.000          0.987               --

  DWSII Oak Strategic Equity Subaccount (Class B)
  (7/03).............................................  2006      1.091          1.106               --
                                                       2005      1.171          1.091           75,702
                                                       2004      1.190          1.171           75,702
                                                       2003      1.000          1.190               --

  DWSII Small Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.267          1.295              523
                                                       2005      1.217          1.267              525
                                                       2004      1.129          1.217              526
                                                       2003      1.000          1.129               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Strategic Income Subaccount (Class B)
  (7/03).............................................  2006      1.031          1.093            7,019
                                                       2005      1.037          1.031            7,024
                                                       2004      0.982          1.037            7,030
                                                       2003      1.000          0.982               --

  DWSII Technology Subaccount (Class B) (7/03).......  2006      1.208          1.184               --
                                                       2005      1.199          1.208               --
                                                       2004      1.212          1.199               --
                                                       2003      1.000          1.212               --

  DWSII Turner Mid Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.416          1.466           68,970
                                                       2005      1.305          1.416           68,970
                                                       2004      1.209          1.305           68,970
                                                       2003      1.000          1.209               --

Metropolitan Series Fund, Inc.
  MSF MFS Total Return Subaccount (Class B) (4/06)...  2006      1.003          1.065           23,067




                         SEPARATE ACCOUNT CHARGES 2.55%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Utilities Subaccount (8/03)...............  2006      1.109          1.356           14,676
                                                       2005      1.000          1.109           16,031

Alger American Fund
  Alger American Balanced Subaccount (Class S)
  (7/03).............................................  2006      1.071          1.074               --
                                                       2005      1.000          1.071           18,150

  Alger American Leveraged AllCap Subaccount (Class
  S) (10/03).........................................  2006      1.138          1.319            3,506
                                                       2005      1.000          1.138            3,821

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (10/03)............................................  2006      1.215          1.570           13,234
                                                       2005      1.000          1.215           15,197

  Credit Suisse Trust Global Small Cap Subaccount
  (11/03)............................................  2006      1.120          1.236               --
                                                       2005      1.000          1.120               --

Dreyfus Investment Portfolios
  Dreyfus MidCap Stock Subaccount (Service Shares)
  (7/03).............................................  2006      1.069          1.122           17,181
                                                       2005      1.000          1.069           16,424

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


Dreyfus Socially Responsible Growth Fund, Inc.
  Dreyfus Socially Responsible Growth Subaccount
  (Service Shares) (9/03)............................  2006      1.022          1.086               --
                                                       2005      1.000          1.022               --

DWS Investments VIT Funds
  DWS VIT Equity 500 Index Subaccount (Class B)
  (9/05).............................................  2006      1.004          1.128               --
                                                       2005      1.000          1.004               --

  DWS VIT RREEF Real Estate Securities Subaccount
  (Class B) (7/03)...................................  2006      1.132          1.513               --
                                                       2005      1.000          1.132               --

DWS Variable Series I
  DWSI Bond Subaccount (Class B) (6/05)..............  2006      0.992          1.009               --
                                                       2005      1.000          0.992               --

  DWSI Capital Growth Subaccount (Class B) (8/03)....  2006      1.065          1.123            9,468
                                                       2005      1.000          1.065               --

  DWSI Global Opportunities Subaccount (Class B)
  (10/03)............................................  2006      1.131          1.344               --
                                                       2005      1.000          1.131               --

  DWSI Growth & Income Subaccount (Class B) (7/03)...  2006      1.034          1.142           17,060
                                                       2005      1.000          1.034               --

  DWSI Health Care Subaccount (Class B) (7/03).......  2006      1.077          1.110           61,176
                                                       2005      1.000          1.077           98,385

  DWSI International Subaccount (Class B) (7/03).....  2006      1.130          1.382               --
                                                       2005      1.000          1.130               --

DWS Variable Series II
  DWSII Dreman Financial Services Subaccount (Class
  B) (8/03)..........................................  2006      0.986          1.026               --
                                                       2005      1.000          0.986               --

  DWSII All Cap Growth Subaccount (Class B) (8/03)...  2006      1.112          1.217               --
                                                       2005      1.000          1.112            3,826

  DWSII Balanced Subaccount (Class B) (7/03).........  2006      1.012          1.084               --
                                                       2005      1.000          1.012               --

  DWSII Blue Chip Subaccount (Class B) (8/03)........  2006      1.072          1.204               --
                                                       2005      1.000          1.072               --

  DWSII Conservative Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.015          1.077          304,186
                                                       2005      1.000          1.015          304,252

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Core Fixed Income Subaccount (Class B)
  (7/03).............................................  2006      0.984          0.996               --
                                                       2005      1.000          0.984               --

  DWSII Davis Venture Value Subaccount (Class B)
  (7/03).............................................  2006      1.054          1.174               --
                                                       2005      1.000          1.054               --

  DWSII Dreman High Return Equity Subaccount (Class
  B) (8/03)..........................................  2006      1.036          1.194           28,016
                                                       2005      1.000          1.036           19,635

  DWSII Dreman Small Mid Cap Value Subaccount (Class
  B) (7/03)..........................................  2006      1.075          1.305           15,087
                                                       2005      1.000          1.075           16,503

  DWSII Foreign Value Subaccount (Class B) (11/04)...  2006      1.060          1.262               --
                                                       2005      1.000          1.060               --

  DWSII Global Thematic Subaccount (Class B)
  (10/03)............................................  2006      1.181          1.493           17,561
                                                       2005      1.000          1.181               --

  DWSII Government & Agency Securities Subaccount
  (Class B) (7/03)...................................  2006      0.993          1.004               --
                                                       2005      1.000          0.993               --

  DWSII Growth Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.036          1.138          163,254
                                                       2005      1.000          1.036          163,314

  DWSII High Income Subaccount (Class B) (7/03)......  2006      0.997          1.070           15,884
                                                       2005      1.000          0.997           15,312

  DWSII Income Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.005          1.017               --
                                                       2005      1.000          1.005               --

  DWSII Index 500 Subaccount (Class B) (7/03)........  2006      1.018          1.018               --
                                                       2005      1.000          1.018               --

  DWSII International Select Equity Subaccount (Class
  B) (7/03)..........................................  2006      1.119          1.364           62,035
                                                       2005      1.000          1.119           99,604

  DWSII Janus Growth & Income Subaccount (Class B)
  (7/03).............................................  2006      1.095          1.152            3,802
                                                       2005      1.000          1.095            3,908

  DWSII Janus Growth Opportunities Subaccount (Class
  B) (10/03).........................................  2006      1.067          1.047               --
                                                       2005      1.000          1.067               --

  DWSII Large Cap Core Subaccount (Class B) (12/04)..  2006      1.094          1.203               --
                                                       2005      1.000          1.094           16,184

  DWSII Large Cap Value Subaccount (Class B) (8/03)..  2006      0.985          1.104               --
                                                       2005      1.000          0.985           19,623

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII MFS Strategic Value Subaccount (Class B)
  (8/03).............................................  2006      0.995          1.018               --
                                                       2005      1.000          0.995            5,537

  DWSII Mid Cap Growth Subaccount (Class B) (12/03)..  2006      1.109          1.195               --
                                                       2005      1.000          1.109               --

  DWSII Moderate Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.025          1.108          109,363
                                                       2005      1.000          1.025           52,787

  DWSII Money Market Subaccount (Class B) (8/03).....  2006      1.000          1.016          311,636
                                                       2005      1.000          1.000          311,636

  DWSII Oak Strategic Equity Subaccount (Class B)
  (7/03).............................................  2006      0.979          0.993               --
                                                       2005      1.000          0.979            5,632

  DWSII Small Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.037          1.060            4,293
                                                       2005      1.000          1.037            4,215

  DWSII Strategic Income Subaccount (Class B)
  (7/03).............................................  2006      0.985          1.045               --
                                                       2005      1.000          0.985               --

  DWSII Technology Subaccount (Class B) (7/03).......  2006      1.050          1.028               --
                                                       2005      1.000          1.050               --

  DWSII Turner Mid Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.088          1.127           18,902
                                                       2005      1.000          1.088               --

Metropolitan Series Fund, Inc.
  MSF MFS Total Return Subaccount (Class B) (4/06)...  2006      1.003          1.064               --




                         SEPARATE ACCOUNT CHARGES 2.60%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Utilities Subaccount (8/03)...............  2006      1.383          1.691           10,883
                                                       2005      1.215          1.383           11,424
                                                       2004      1.000          1.215               --

Alger American Fund
  Alger American Balanced Subaccount (Class S)
  (7/03).............................................  2006      1.095          1.098               --
                                                       2005      1.039          1.095               --
                                                       2004      1.000          1.039               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  Alger American Leveraged AllCap Subaccount (Class
  S) (10/03).........................................  2006      1.168          1.354               --
                                                       2005      1.050          1.168               --
                                                       2004      1.000          1.050               --

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (10/03)............................................  2006      1.602          2.068            6,087
                                                       2005      1.285          1.602            6,911
                                                       2004      1.000          1.285               --

  Credit Suisse Trust Global Small Cap Subaccount
  (11/03)............................................  2006      1.268          1.399               --
                                                       2005      1.121          1.268               --
                                                       2004      1.000          1.121               --

Dreyfus Investment Portfolios
  Dreyfus MidCap Stock Subaccount (Service Shares)
  (7/03).............................................  2006      1.195          1.254               --
                                                       2005      1.126          1.195               --
                                                       2004      1.000          1.126               --

Dreyfus Socially Responsible Growth Fund, Inc.
  Dreyfus Socially Responsible Growth Subaccount
  (Service Shares) (9/03)............................  2006      1.034          1.098               --
                                                       2005      1.027          1.034               --
                                                       2004      1.000          1.027               --

DWS Investments VIT Funds
  DWS VIT Equity 500 Index Subaccount (Class B)
  (9/05).............................................  2006      1.004          1.127               --
                                                       2005      1.000          1.004               --

  DWS VIT RREEF Real Estate Securities Subaccount
  (Class B) (7/03)...................................  2006      1.388          1.854               --
                                                       2005      1.279          1.388               --
                                                       2004      1.000          1.279               --

DWS Variable Series I
  DWSI Bond Subaccount (Class B) (6/05)..............  2006      0.992          1.008               --
                                                       2005      1.000          0.992               --

  DWSI Capital Growth Subaccount (Class B) (8/03)....  2006      1.097          1.156               --
                                                       2005      1.037          1.097               --
                                                       2004      1.000          1.037               --

  DWSI Global Opportunities Subaccount (Class B)
  (10/03)............................................  2006      1.357          1.611               --
                                                       2005      1.179          1.357               --
                                                       2004      1.000          1.179               --

  DWSI Growth & Income Subaccount (Class B) (7/03)...  2006      1.096          1.210               --
                                                       2005      1.064          1.096               --
                                                       2004      1.000          1.064               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSI Health Care Subaccount (Class B) (7/03).......  2006      1.099          1.133           21,675
                                                       2005      1.044          1.099           19,684
                                                       2004      1.000          1.044               --

  DWSI International Subaccount (Class B) (7/03).....  2006      1.299          1.588               --
                                                       2005      1.152          1.299               --
                                                       2004      1.000          1.152               --

DWS Variable Series II
  DWSII Dreman Financial Services Subaccount (Class
  B) (8/03)..........................................  2006      1.057          1.099               --
                                                       2005      1.089          1.057               --
                                                       2004      1.000          1.089               --

  DWSII All Cap Growth Subaccount (Class B) (8/03)...  2006      1.201          1.313               --
                                                       2005      1.088          1.201               --
                                                       2004      1.000          1.088               --

  DWSII Balanced Subaccount (Class B) (7/03).........  2006      1.052          1.126               --
                                                       2005      1.039          1.052               --
                                                       2004      1.000          1.039               --

  DWSII Blue Chip Subaccount (Class B) (8/03)........  2006      1.167          1.310               --
                                                       2005      1.092          1.167               --
                                                       2004      1.000          1.092               --

  DWSII Conservative Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.074          1.138               --
                                                       2005      1.056          1.074               --
                                                       2004      1.009          1.056               --

  DWSII Core Fixed Income Subaccount (Class B)
  (7/03).............................................  2006      1.032          1.045               --
                                                       2005      1.040          1.032               --
                                                       2004      1.000          1.040               --

  DWSII Davis Venture Value Subaccount (Class B)
  (7/03).............................................  2006      1.138          1.268               --
                                                       2005      1.069          1.138               --
                                                       2004      1.000          1.069               --

  DWSII Dreman High Return Equity Subaccount (Class
  B) (8/03)..........................................  2006      1.174          1.352               --
                                                       2005      1.121          1.174               --
                                                       2004      1.000          1.121               --

  DWSII Dreman Small Mid Cap Value Subaccount (Class
  B) (7/03)..........................................  2006      1.268          1.540            7,939
                                                       2005      1.185          1.268            8,404
                                                       2004      1.000          1.185               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Foreign Value Subaccount (Class B) (11/04)...  2006      1.122          1.336               --
                                                       2005      1.053          1.122               --
                                                       2004      1.000          1.053               --

  DWSII Global Thematic Subaccount (Class B)
  (10/03)............................................  2006      1.381          1.744           10,627
                                                       2005      1.157          1.381           11,851
                                                       2004      1.000          1.157               --

  DWSII Government & Agency Securities Subaccount
  (Class B) (7/03)...................................  2006      1.028          1.039               --
                                                       2005      1.032          1.028               --
                                                       2004      1.000          1.032               --

  DWSII Growth Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.128          1.239               --
                                                       2005      1.092          1.128               --
                                                       2004      1.016          1.092               --

  DWSII High Income Subaccount (Class B) (7/03)......  2006      1.108          1.189               --
                                                       2005      1.100          1.108               --
                                                       2004      1.000          1.100               --

  DWSII Income Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.048          1.060               --
                                                       2005      1.039          1.048               --
                                                       2004      1.009          1.039               --

  DWSII Index 500 Subaccount (Class B) (7/03)........  2006      1.080          1.080               --
                                                       2005      1.068          1.080               --
                                                       2004      1.000          1.068               --

  DWSII International Select Equity Subaccount (Class
  B) (7/03)..........................................  2006      1.293          1.576               --
                                                       2005      1.164          1.293               --
                                                       2004      1.000          1.164               --

  DWSII Janus Growth & Income Subaccount (Class B)
  (7/03).............................................  2006      1.192          1.254               --
                                                       2005      1.095          1.192               --
                                                       2004      1.000          1.095               --

  DWSII Janus Growth Opportunities Subaccount (Class
  B) (10/03).........................................  2006      1.133          1.111               --
                                                       2005      1.086          1.133               --
                                                       2004      1.000          1.086               --

  DWSII Large Cap Core Subaccount (Class B) (12/04)..  2006      1.140          1.253               --
                                                       2005      1.036          1.140               --

  DWSII Large Cap Value Subaccount (Class B) (8/03)..  2006      1.058          1.185               --
                                                       2005      1.069          1.058               --
                                                       2004      1.000          1.069               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII MFS Strategic Value Subaccount (Class B)
  (8/03).............................................  2006      1.096          1.121               --
                                                       2005      1.131          1.096               --
                                                       2004      1.000          1.131               --

  DWSII Mid Cap Growth Subaccount (Class B) (12/03)..  2006      1.188          1.279               --
                                                       2005      1.063          1.188               --
                                                       2004      1.000          1.063               --

  DWSII Moderate Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.099          1.188               --
                                                       2005      1.074          1.099               --
                                                       2004      1.012          1.074               --

  DWSII Money Market Subaccount (Class B) (8/03).....  2006      0.988          1.003               --
                                                       2005      0.990          0.988               --
                                                       2004      1.000          0.990               --

  DWSII Oak Strategic Equity Subaccount (Class B)
  (7/03).............................................  2006      0.962          0.975               --
                                                       2005      1.034          0.962               --
                                                       2004      1.000          1.034               --

  DWSII Small Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.121          1.144           10,729
                                                       2005      1.077          1.121            9,546
                                                       2004      1.000          1.077               --

  DWSII Strategic Income Subaccount (Class B)
  (7/03).............................................  2006      1.091          1.156           21,345
                                                       2005      1.099          1.091           19,874
                                                       2004      1.000          1.099               --

  DWSII Technology Subaccount (Class B) (7/03).......  2006      1.042          1.020               --
                                                       2005      1.036          1.042               --
                                                       2004      1.000          1.036               --

  DWSII Turner Mid Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.197          1.239               --
                                                       2005      1.104          1.197               --
                                                       2004      1.000          1.104               --

Metropolitan Series Fund, Inc.
  MSF MFS Total Return Subaccount (Class B) (4/06)...  2006      1.003          1.064               --

                         SEPARATE ACCOUNT CHARGES 2.65%



                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


AIM Variable Insurance Funds
  AIM V.I. Utilities Subaccount (8/03)...............  2006      1.364          1.667               --
                                                       2005      1.199          1.364               --
                                                       2004      1.000          1.199               --

Alger American Fund
  Alger American Balanced Subaccount (Class S)
  (7/03).............................................  2006      1.068          1.071               --
                                                       2005      1.014          1.068            3,976
                                                       2004      1.000          1.014            3,981

  Alger American Leveraged AllCap Subaccount (Class
  S) (10/03).........................................  2006      1.185          1.373               --
                                                       2005      1.066          1.185               --
                                                       2004      1.000          1.066               --

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Subaccount
  (10/03)............................................  2006      1.447          1.867           39,116
                                                       2005      1.161          1.447           44,754
                                                       2004      1.000          1.161               --

  Credit Suisse Trust Global Small Cap Subaccount
  (11/03)............................................  2006      1.277          1.408           43,199
                                                       2005      1.129          1.277           44,609
                                                       2004      1.000          1.129               --

Dreyfus Investment Portfolios
  Dreyfus MidCap Stock Subaccount (Service Shares)
  (7/03).............................................  2006      1.181          1.239           80,363
                                                       2005      1.114          1.181           78,456
                                                       2004      1.000          1.114            4,826

Dreyfus Socially Responsible Growth Fund, Inc.
  Dreyfus Socially Responsible Growth Subaccount
  (Service Shares) (9/03)............................  2006      1.049          1.113           32,885
                                                       2005      1.042          1.049           32,044
                                                       2004      1.000          1.042               --

DWS Investments VIT Funds
  DWS VIT Equity 500 Index Subaccount (Class B)
  (9/05).............................................  2006      1.004          1.126               --
                                                       2005      1.000          1.004               --

  DWS VIT RREEF Real Estate Securities Subaccount
  (Class B) (7/03)...................................  2006      1.311          1.750           19,365
                                                       2005      1.209          1.311           22,479
                                                       2004      1.000          1.209               --

DWS Variable Series I
  DWSI Bond Subaccount (Class B) (6/05)..............  2006      0.991          1.007               --
                                                       2005      1.000          0.991               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSI Capital Growth Subaccount (Class B) (8/03)....  2006      1.113          1.173          129,394
                                                       2005      1.053          1.113           36,442
                                                       2004      1.000          1.053               --

  DWSI Global Opportunities Subaccount (Class B)
  (10/03)............................................  2006      1.371          1.628               --
                                                       2005      1.193          1.371               --
                                                       2004      1.000          1.193               --

  DWSI Growth & Income Subaccount (Class B) (7/03)...  2006      1.111          1.226           66,855
                                                       2005      1.079          1.111           25,839
                                                       2004      1.000          1.079               --

  DWSI Health Care Subaccount (Class B) (7/03).......  2006      1.091          1.124           10,044
                                                       2005      1.037          1.091            9,654
                                                       2004      1.000          1.037            2,973

  DWSI International Subaccount (Class B) (7/03).....  2006      1.280          1.563           82,612
                                                       2005      1.135          1.280            1,332
                                                       2004      1.000          1.135               --

DWS Variable Series II
  DWSII Dreman Financial Services Subaccount (Class
  B) (8/03)..........................................  2006      1.026          1.067               --
                                                       2005      1.058          1.026           67,644
                                                       2004      1.000          1.058            2,917

  DWSII All Cap Growth Subaccount (Class B) (8/03)...  2006      1.214          1.327               --
                                                       2005      1.101          1.214            7,809
                                                       2004      1.000          1.101               --

  DWSII Balanced Subaccount (Class B) (7/03).........  2006      1.043          1.116               --
                                                       2005      1.031          1.043               --
                                                       2004      1.000          1.031               --

  DWSII Blue Chip Subaccount (Class B) (8/03)........  2006      1.185          1.329           26,735
                                                       2005      1.109          1.185           30,423
                                                       2004      1.000          1.109            2,849

  DWSII Conservative Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.073          1.137               --
                                                       2005      1.055          1.073               --
                                                       2004      1.009          1.055               --

  DWSII Core Fixed Income Subaccount (Class B)
  (7/03).............................................  2006      0.985          0.997            1,822
                                                       2005      0.993          0.985            1,825
                                                       2004      1.000          0.993            1,829

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Davis Venture Value Subaccount (Class B)
  (7/03).............................................  2006      1.134          1.263          130,909
                                                       2005      1.066          1.134          137,607
                                                       2004      1.000          1.066               --

  DWSII Dreman High Return Equity Subaccount (Class
  B) (8/03)..........................................  2006      1.165          1.341           80,454
                                                       2005      1.113          1.165           30,780
                                                       2004      1.000          1.113            4,634

  DWSII Dreman Small Mid Cap Value Subaccount (Class
  B) (7/03)..........................................  2006      1.246          1.512           46,783
                                                       2005      1.165          1.246           49,370
                                                       2004      1.000          1.165            2,750

  DWSII Foreign Value Subaccount (Class B) (11/04)...  2006      1.121          1.334               --
                                                       2005      1.052          1.121          107,140
                                                       2004      1.000          1.052               --

  DWSII Global Thematic Subaccount (Class B)
  (10/03)............................................  2006      1.338          1.690               --
                                                       2005      1.122          1.338               --
                                                       2004      1.000          1.122               --

  DWSII Government & Agency Securities Subaccount
  (Class B) (7/03)...................................  2006      0.994          1.005            1,808
                                                       2005      0.998          0.994            1,811
                                                       2004      1.000          0.998            1,815

  DWSII Growth Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.128          1.237               --
                                                       2005      1.092          1.128               --
                                                       2004      1.016          1.092               --

  DWSII High Income Subaccount (Class B) (7/03)......  2006      1.090          1.169           49,115
                                                       2005      1.082          1.090           51,319
                                                       2004      1.000          1.082            1,787

  DWSII Income Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.047          1.059               --
                                                       2005      1.039          1.047               --
                                                       2004      1.009          1.039               --

  DWSII Index 500 Subaccount (Class B) (7/03)........  2006      1.095          1.095               --
                                                       2005      1.083          1.095               --
                                                       2004      1.000          1.083               --

  DWSII International Select Equity Subaccount (Class
  B) (7/03)..........................................  2006      1.275          1.553           18,931
                                                       2005      1.148          1.275           22,434
                                                       2004      1.000          1.148               --

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Janus Growth & Income Subaccount (Class B)
  (7/03).............................................  2006      1.196          1.257           51,122
                                                       2005      1.099          1.196           49,422
                                                       2004      1.000          1.099            2,923

  DWSII Janus Growth Opportunities Subaccount (Class
  B) (10/03).........................................  2006      1.153          1.130               --
                                                       2005      1.105          1.153               --
                                                       2004      1.000          1.105               --

  DWSII Large Cap Core Subaccount (Class B) (12/04)..  2006      1.139          1.251               --
                                                       2005      1.036          1.139           44,899

  DWSII Large Cap Value Subaccount (Class B) (8/03)..  2006      1.067          1.194            4,377
                                                       2005      1.078          1.067            4,413
                                                       2004      1.000          1.078            2,855

  DWSII MFS Strategic Value Subaccount (Class B)
  (8/03).............................................  2006      1.102          1.127               --
                                                       2005      1.138          1.102               --
                                                       2004      1.000          1.138               --

  DWSII Mid Cap Growth Subaccount (Class B) (12/03)..  2006      1.164          1.253               --
                                                       2005      1.042          1.164               --
                                                       2004      1.000          1.042               --

  DWSII Moderate Allocation Subaccount (Class B)
  (9/04).............................................  2006      1.098          1.186               --
                                                       2005      1.073          1.098               --
                                                       2004      1.012          1.073               --

  DWSII Money Market Subaccount (Class B) (8/03).....  2006      0.981          0.996               --
                                                       2005      0.983          0.981               --
                                                       2004      1.000          0.983               --

  DWSII Oak Strategic Equity Subaccount (Class B)
  (7/03).............................................  2006      0.942          0.954               --
                                                       2005      1.013          0.942           93,795
                                                       2004      1.000          1.013               --

  DWSII Small Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.106          1.128           59,103
                                                       2005      1.064          1.106           57,153
                                                       2004      1.000          1.064            2,070

  DWSII Strategic Income Subaccount (Class B)
  (7/03).............................................  2006      1.047          1.109           24,518
                                                       2005      1.055          1.047           26,741
                                                       2004      1.000          1.055            1,821

  DWSII Technology Subaccount (Class B) (7/03).......  2006      1.049          1.026            3,115
                                                       2005      1.043          1.049            3,119
                                                       2004      1.000          1.043            3,123

                                                             UNIT VALUE AT                 NUMBER OF UNITS
                                                              BEGINNING OF  UNIT VALUE AT   OUTSTANDING AT
PORTFOLIO NAME                                         YEAR       YEAR       END OF YEAR     END OF YEAR
--------------                                         ----  -------------  -------------  ---------------


  DWSII Turner Mid Cap Growth Subaccount (Class B)
  (7/03).............................................  2006      1.187          1.228           17,971
                                                       2005      1.096          1.187           19,454
                                                       2004      1.000          1.096               --

Metropolitan Series Fund, Inc.
  MSF MFS Total Return Subaccount (Class B) (4/06)...  2006      1.003          1.064            4,240




The date next to each funding option name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amounts allocated to them or were not available as of December 31, 2006.

Number of Units Outstanding at End of Year may include units for Contract Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Variable Funding Option mergers and substitutions that occurred between January 1, 2005 and December 31, 2006, are displayed below. Please see
Appendix            for more information on Variable Funding Option name
changes, mergers and substitutions.

Effective on or about 04/29/2005, Scudder Variable Series I-21st Century Growth Portfolio merged into Scudder Variable Series II-Scudder Small Cap Growth Portfolio and is no longer available as a funding option.

Effective on or about 04/29/2005, Scudder Variable Series II-Scudder Growth Portfolio merged into Scudder Variable Series I-Capital Growth Portfolio and is no longer available as a funding option.

Effective on or about 04/29/2005, Scudder Variable Series II-SVS Eagle Focused Large Cap Growth Portfolio merged into Scudder Variable Series I-Capital Growth Portfolio and is no longer available as a funding option.

Effective on or about 04/29/2005, Scudder Variable Series II-SVS Focused Vale and Growth Portfolio merged into Scudder Variable Series I-Growth and Income Portfolio and is no longer available as a funding option.

Effective on or about 09/19/2005, Scudder Variable Series II-SVS Index 500 Portfolio merged into Scudder Investments VIT Funds-Scudder VIT Equity Index 500 Fund and is no longer available as a funding option.

Effective on or about 05/01/2006, The Alger American Fund-Alger American Balanced Portfolio was replaced by Metropolitan Series Fund, Inc.-MFS Total Return Portfolio and is no longer available as a funding option.

Effective on or about 09/18/2006, DWS Variable Series II-DWS Dreman Financial Services VIP merged into DWS Variable Series II-DWS Dreman High Return Equity VIP and is no longer available as a funding option.

Effective on or about 09/18/2006, DWS Variable Series II-DWS Income Allocation VIP merged into DWS Variable Series II-DWS Conservative Allocation VIP and is no longer available as a funding option.

Effective on or about 09/18/2006, DWS Variable Series II-DWS MFS(R) Strategic Value VIP merged into DWS Variable Series II-DWS Dreman High Return Equity VIP and is no longer available as a funding option.

Effective on or about 12/11/2006, DWS Variable Series II-DWS Janus Growth Opportunities VIP merged into DWS Variable Series I-DWS Capital Growth VIP and is no longer available as a funding option.

Effective on or about 12/11/2006, DWS Variable Series II-DWS Legg Mason Aggressive Growth VIP merged into DWS Variable Series I-DWS Capital Growth VIP and is no longer available as a funding option.

Effective on or about 12/11/2006, DWS Variable Series II-DWS Mercury Large Cap Core VIP merged into DWS Variable Series I-DWS Growth & Income VIP and is no longer available as a funding option.

Effective on or about 12/11/2006, DWS Variable Series II-DWS Oak Strategic Equity VIP merged into DWS Variable Series I-DWS Capital Growth VIP and is no longer available as a funding option.

Effective on or about 12/11/2006, DWS Variable Series II-DWS Templeton Foreign Value VIP merged into DWS Variable Series I-DWS International VIP and is no longer available as a funding option.

ANNUAL REPORT
December 31, 2006

                      MetLife of CT Separate Account Eleven
                             for Variable Annuities
                                       of
                    MetLife Insurance Company of Connecticut

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of
MetLife of CT Separate Account Eleven for Variable Annuities and the Board of Directors of MetLife Insurance Company of Connecticut:

We have audited the accompanying statement of assets and liabilities of the Subaccounts (as disclosed in Appendix A) comprising MetLife of CT Separate Account Eleven for Variable Annuities (formerly, The Travelers Separate Account Eleven for Variable Annuities) (the "Separate Account") of MetLife Insurance Company of Connecticut (formerly, The Travelers Insurance Company) ("MICC") as of December 31, 2006, the related statement of operations for the period in the year then ended, and the statements of changes in net assets for each of the periods in the two years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights of the Separate Account included in footnote 5 for the periods in the three years ended December 31, 2004, were audited by other auditors whose report, dated March 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Subaccounts comprising the Separate Account of MICC as of December 31, 2006, the results of their operations for the period in the year then ended, and the changes in their net assets for each of the periods in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants

Tampa, Florida
March 19, 2007

                                   APPENDIX A

AIM V.I. Capital Appreciation Subaccount (Series II)
AIM V.I. Mid Cap Core Equity Subaccount (Series II)
AIM V.I. Utilities Subaccount
Alger American Balanced Subaccount (Class S)
Alger American Leveraged AllCap Subaccount (Class S) AllianceBernstein Large-Cap Growth Subaccount (Class B)
American Funds Global Growth Subaccount (Class 2)
American Funds Growth Subaccount (Class 2)
American Funds Growth-Income Subaccount (Class 2)
Capital Appreciation Fund
Credit Suisse Trust Emerging Markets Subaccount
Credit Suisse Trust Global Small Cap Subaccount
Delaware VIP REIT Subaccount (Standard Class)
Dreyfus MidCap Stock Subaccount (Service Shares)
Dreyfus Socially Responsible Growth Subaccount (Service Shares) Dreyfus VIF Appreciation Subaccount (Initial Shares)
Dreyfus VIF Developing Leaders Subaccount (Initial Shares)
DWS VIT Equity 500 Index Subaccount (Class B)
DWS VIT RREEF Real Estate Securites Subaccount (Class B)
DWSI Bond Subaccount (Class B)
DWSI Capital Growth Subaccount (Class B)
DWSI Global Opportunities Subaccount (Class B)
DWSI Growth & Income Subaccount (Class B)
DWSI Health Care Subaccount (Class B)
DWSI International Subaccount (Class B)
DWSII Dreman Financial Services Subaccount (Class B)
DWSII All Cap Growth Subaccount (Class B)
DWSII Balanced Subaccount (Class B)
DWSII Blue Chip Subaccount (Class B)
DWSII Conservative Allocation Subaccount (Class B)
DWSII Core Fixed Income Subaccount (Class B)
DWSII Davis Venture Value Subaccount (Class B)
DWSII Dreman High Return Equity Subaccount (Class B)
DWSII Dreman Small Mid Cap Value Subaccount (Class B)
DWSII Foreign Value Subaccount (Class B)
DWSII Global Thematic Subaccount (Class B)
DWSII Government & Agency Securities Subaccount (Class B)
DWSII Growth Allocation Subaccount (Class B)
DWSII High Income Subaccount (Class B)
DWSII Income Allocation Subaccount (Class B)
DWSII International Select Equity Subaccount (Class B)
DWSII Janus Growth & Income Subaccount (Class B)
DWSII Janus Growth Opportunities Subaccount (Class B)
DWSII Large Cap Core Subaccount (Class B)
DWSII Large Cap Value Subaccount (Class B)
DWSII MFS(R) Strategic Value Subaccount (Class B)
DWSII Mid Cap Growth Subaccount (Class B)
DWSII Moderate Allocation Subaccount (Class B)
DWSII Money Market Subaccount (Class B)
DWSII Oak Strategic Equity Subaccount (Class B)
DWSII Small Cap Growth Subaccount (Class B)
DWSII Strategic Income Subaccount (Class B)
DWSII Technology Subaccount (Class B)
DWSII Turner Mid Cap Growth Subaccount (Class B)
FAMVS Mercury Global Allocation V.I. Subaccount (Class III)
FAMVS Mercury Value Opportunities V.I. Subaccount (Class III)
FTVIPT Franklin Rising Dividends Securities Subaccount (Class 2) FTVIPT Franklin Small-Mid Cap Growth Securities Subaccount (Class 2) FTVIPT Mutual Shares Securities Subaccount (Class 2)
FTVIPT Templeton Developing Markets Securities Subaccount (Class 2) FTVIPT Templeton Foreign Securities Subaccount (Class 2)
FTVIPT Templeton Growth Securities Subaccount (Class 2)
High Yield Bond Trust
Janus Aspen Balanced Subaccount (Service Shares)
Janus Aspen Global Life Sciences Subaccount (Service Shares)
Janus Aspen Global Technology Subaccount (Service Shares)
Janus Aspen Worldwide Growth Subaccount (Service Shares)
Lazard Retirement Small Cap Subaccount
LMPVPI All Cap Subaccount (Class I)
LMPVPI All Cap Subaccount (Class II)
LMPVPI Investors Subaccount (Class I)
LMPVPI Large Cap Growth Subaccount (Class I)
LMPVPI Small Cap Growth Subaccount (Class I)
LMPVPI Total Return Subaccount (Class II)
LMPVPII Aggressive Growth Subaccount (Class I)
LMPVPII Aggressive Growth Subaccount (Class II)
LMPVPII Equity Index Subaccount (Class II)
LMPVPII Growth and Income Subaccount (Class I)
LMPVPIII Adjustable Rate Income Subaccount
LMPVPIII Social Awareness Stock Subaccount
Lord Abbett Growth and Income Subaccount (Class VC)
Lord Abbett Mid-Cap Value Subaccount (Class VC)
Managed Assets Trust
MIST Batterymarch Mid-Cap Stock Subaccount (Class A)
MIST BlackRock High Yield Subaccount (Class A)
MIST BlackRock Large-Cap Core Subaccount (Class A)
MIST Dreman Small-Cap Value Subaccount (Class A)
MIST Harris Oakmark International Subaccount (Class A)
MIST Janus Capital Appreciation Subaccount (Class A)
MIST Legg Mason Partners Managed Assets Subaccount (Class A)
MIST Lord Abbett Bond Debenture Subaccount (Class A)
MIST Lord Abbett Growth and Income Subaccount (Class B)
MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
MIST Met/AIM Capital Appreciation Subaccount (Class A)
MIST Met/AIM Small Cap Growth Subaccount (Class A)
MIST MFS(R) Value Subaccount (Class A)
MIST Neuberger Berman Real Estate Subaccount (Class A)
MIST Oppenheimer Capital Appreciation Subaccount (Class B)
MIST Pioneer Fund Subaccount (Class A)
MIST Pioneer Mid-Cap Value Subaccount (Class A)
MIST Pioneer Strategic Income Subaccount (Class A)
MIST Third Avenue Small Cap Value Subaccount (Class B)
Money Market Subaccount
MSF BlackRock Aggressive Growth Subaccount (Class D)
MSF BlackRock Bond Income Subaccount (Class A)
MSF BlackRock Money Market Subaccount (Class A)
MSF FI Large Cap Subaccount (Class A)
MSF FI Value Leaders Subaccount (Class D)
MSF MetLife Aggressive Allocation Subaccount (Class B)
MSF MetLife Conservative Allocation Subaccount (Class B)
MSF MetLife Conservative to Moderate Allocation Subaccount (Class B) MSF MetLife Moderate Allocation Subaccount (Class B)
MSF MetLife Moderate to Aggressive Allocation Subaccount (Class B) MSF MFS(R) Total Return Subaccount (Class B)
MSF MFS(R) Total Return Subaccount (Class F)
MSF Oppenheimer Global Equity Subaccount (Class B)
MSF T. Rowe Price Large Cap Growth Subaccount (Class B)
MSF Western Asset Management High Yield Bond Subaccount (Class A) MSF Western Asset Management U.S. Government Subaccount (Class A) Oppenheimer Capital Appreciation Subaccount/VA (Service Shares) Oppenheimer Global Securities Subaccount/VA (Service Shares) Oppenheimer Main Street/VA Subaccount (Service Shares)
PIMCO VIT Real Return Subaccount (Administrative Class)
PIMCO VIT Total Return Subaccount (Administrative Class)
Pioneer America Income VCT Subaccount (Class II)
Pioneer AmPac Growth VCT Subaccount (Class II)
Pioneer Balanced VCT Subaccount (Class II)
Pioneer Cullen Value VCT Subaccount (Class II)
Pioneer Emerging Markets VCT Subaccount (Class II)
Pioneer Equity Income VCT Subaccount (Class II)
Pioneer Equity Opportunity VCT Subaccount (Class II)
Pioneer Europe VCT Subaccount (Class II)

Pioneer Fund VCT Subaccount (Class II)
Pioneer Global High Yield VCT Subaccount (Class II)
Pioneer Growth Shares VCT Subaccount (Class II)
Pioneer High Yield VCT Subaccount (Class II)
Pioneer Ibbotson Aggressive Allocation VCT Subaccount (Class II)
Pioneer Ibbotson Growth Allocation VCT Subaccount (Class II)
Pioneer Ibbotson Moderate Allocation VCT Subaccount (Class II)
Pioneer International Value VCT Subaccount (Class II)
Pioneer Mid Cap Value VCT Subaccount (Class II)
Pioneer Oak Ridge Large Cap Growth VCT Subaccount (Class II)
Pioneer Real Estate Shares VCT Subaccount (Class II)
Pioneer Small and Mid Cap Growth VCT Subaccount (Class II)
Pioneer Small Cap Value VCT Subaccount (Class II)
Pioneer Small Company VCT Subaccount (Class II)
Pioneer Strategic Income VCT Subaccount (Class II)
Pioneer Value VCT Subaccount (Class II)
Putnam VT International Equity Subaccount (Class IB)
Putnam VT Small Cap Value Subaccount (Class IB)
Travelers AIM Capital Appreciation Subaccount
Travelers Convertible Securities Subaccount
Travelers Disciplined Mid Cap Stock Subaccount
Travelers Equity Income Subaccount
Travelers Federated High Yield Subaccount
Travelers Federated Stock Subaccount
Travelers Large Cap Subaccount
Travelers Managed Allocation Series: Aggressive Subaccount
Travelers Managed Allocation Series: Conservative Subaccount
Travelers Managed Allocation Series: Moderate Subaccount
Travelers Managed Allocation Series: Moderate-Aggressive Subaccount Travelers Managed Allocation Series: Moderate-Conservative Subaccount Travelers Mercury Large Cap Core Subaccount
Travelers MFS(R) Mid Cap Growth Subaccount
Travelers MFS(R) Total Return Subaccount
Travelers MFS(R) Value Subaccount
Travelers Mondrian International Stock Subaccount
Travelers Pioneer Fund Subaccount
Travelers Pioneer Mid Cap Value Subaccount
Travelers Pioneer Strategic Income Subaccount
Travelers Quality Bond Subaccount
Travelers Strategic Equity Subaccount
Travelers Style Focus Series: Small Cap Growth Subaccount
Travelers Style Focus Series: Small Cap Value Subaccount
Travelers U.S. Government Securities Subaccount
Van Kampen LIT Comstock Subaccount (Class II)
Van Kampen LIT Enterprise Subaccount (Class II)
VIP Contrafund(R) Subaccount (Service Class 2)
VIP Dynamic Capital Appreciation Subaccount (Service Class 2)
VIP Mid Cap Subaccount (Service Class 2)

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2006

                                              AIM V.I.         AIM V.I. Mid Cap                         Alger American
                                        Capital Appreciation     Core Equity                           Leveraged AllCap
                                             Subaccount           Subaccount      AIM V.I. Utilities      Subaccount
                                             (Series II)         (Series II)          Subaccount           (Class S)
                                        --------------------   ----------------   ------------------   ----------------
Assets:
   Investments at market value ......   $          5,783,320   $      2,776,226   $        2,436,231   $      2,198,534
   Receivables:
     Dividends ......................                     --                 --                   --                 --
     Other assets ...................                     --                 --                   --                 --
                                        --------------------   ----------------   ------------------   ----------------
       Total Assets .................              5,783,320          2,776,226            2,436,231          2,198,534
                                        --------------------   ----------------   ------------------   ----------------
Liabilities:
   Payables:
     Insurance charges ..............                    556                277                  235                212
     Administrative fees ............                     47                 23                   20                 18
   Due to MetLife Insurance Company
     of Connecticut .................                     11                 --                  186                 --
                                        --------------------   ----------------   ------------------   ----------------
       Total Liabilities ............                    614                300                  441                230
                                        --------------------   ----------------   ------------------   ----------------
Net Assets:                             $          5,782,706   $      2,775,926   $        2,435,790   $      2,198,304
                                        ====================   ================   ==================   ================

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                        American Funds   American Funds   American Funds
                                         Global Growth       Growth        Growth-Income   Credit Suisse Trust
                                          Subaccount       Subaccount       Subaccount      Emerging Markets
                                           (Class 2)        (Class 2)        (Class 2)         Subaccount
                                        --------------   --------------   --------------   -------------------
Assets:
   Investments at market value ......   $   20,626,671   $   55,149,668   $   47,380,966   $         5,065,322
   Receivables:
     Dividends ......................               --               --               --                    --
     Other assets ...................               --               --               --                    --
                                        --------------   --------------   --------------   -------------------
       Total Assets .................       20,626,671       55,149,668       47,380,966             5,065,322
                                        --------------   --------------   --------------   -------------------
Liabilities:
   Payables:
     Insurance charges ..............            2,052            5,478            4,756                   496
     Administrative fees ............              169              453              389                    42
   Due to MetLife Insurance Company
     of Connecticut .................               11              101               37                    --
                                        --------------   --------------   --------------   -------------------
       Total Liabilities ............            2,232            6,032            5,182                   538
                                        --------------   --------------   --------------   -------------------
Net Assets: .........................   $   20,624,439   $   55,143,636   $   47,375,784   $         5,064,784
                                        ==============   ==============   ==============   ===================

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                           Dreyfus        Dreyfus Socially      Dreyfus VIF          Dreyfus VIF          DWS VIT
Credit Suisse Trust    Mid Cap Stock     Responsible Growth     Appreciation     Developing Leaders      Equity 500
 Global Small Cap        Subaccount          Subaccount          Subaccount          Subaccount       Index Subaccount
    Subaccount        (Service Shares)    (Service Shares)    (Initial Shares)    (Initial Shares)       (Class B)
-------------------   ----------------   ------------------   ----------------   ------------------   ----------------
$           882,599   $      5,177,586   $          296,616   $      2,519,079   $        8,581,390   $      5,093,143

                 --                 --                   --                 --                   --                 --
                 --                 --                   --                 --                   --                 --
-------------------   ----------------   ------------------   ----------------   ------------------   ----------------
            882,599          5,177,586              296,616          2,519,079            8,581,390          5,093,143
-------------------   ----------------   ------------------   ----------------   ------------------   ----------------

                 89                506                   30                245                  857                507
                  7                 43                    2                 21                   70                 42

                 --                 --                   --                 --                   --                  6
-------------------   ----------------   ------------------   ----------------   ------------------   ----------------
                 96                549                   32                266                  927                555
-------------------   ----------------   ------------------   ----------------   ------------------   ----------------
$           882,503   $      5,177,037   $          296,584   $      2,518,813   $        8,580,463   $      5,092,588
===================   ================   ==================   ================   ==================   ================

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                             DWS VIT RREEF                         DWSI         DWSI Global
                                         Real Estate Securites    DWSI Bond   Capital Growth   Opportunities
                                               Subaccount        Subaccount     Subaccount       Subaccount
                                               (Class B)          (Class B)      (Class B)       (Class B)
                                         ---------------------   ----------   --------------   -------------
Assets:
   Investments at market value .......   $           6,472,882   $  167,210   $    8,019,973   $   3,375,073
   Receivables:
     Dividends .......................                      --           --               --              --
     Other assets ....................                      --           --               --              --
                                         ---------------------   ----------   --------------   -------------
       Total Assets ..................               6,472,882      167,210        8,019,973       3,375,073
                                         ---------------------   ----------   --------------   -------------

Liabilities:
   Payables:
     Insurance charges ...............                     643           17              814             342
     Administrative fees .............                      53            2               66              28
   Due to MetLife Insurance Company
     of Connecticut ..................                      --           --               32              --
                                         ---------------------   ----------   --------------   -------------
       Total Liabilities .............                     696           19              912             370
                                         ---------------------   ----------   --------------   -------------
Net Assets: ..........................   $           6,472,186   $  167,191   $    8,019,061   $   3,374,703
                                         =====================   ==========   ==============   =============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                               December 31, 2006

     DWSI             DWSI           DWSI          DWSII         DWSII      DWSII Conservative
Growth & Income   Health Care   International     Balanced     Blue Chip        Allocation
   Subaccount      Subaccount     Subaccount     Subaccount   Subaccount        Subaccount
   (Class B)       (Class B)      (Class B)      (Class B)     (Class B)         (Class B)
---------------   -----------   -------------   -----------   -----------   ------------------
$     6,944,594   $ 2,653,935   $   5,373,624   $ 4,050,879   $ 5,850,772   $       11,233,356

             --            --              --            --            --                   --
             --            --              --            --            --                   --
---------------   -----------   -------------   -----------   -----------   ------------------
      6,944,594     2,653,935       5,373,624     4,050,879     5,850,772           11,233,356
---------------   -----------   -------------   -----------   -----------   ------------------

            739           272             561           414           579                1,124
             57            22              44            33            48                   92

             11           185              --            --           185                3,676
---------------   -----------   -------------   -----------   -----------   ------------------
            807           479             605           447           812                4,892
---------------   -----------   -------------   -----------   -----------   ------------------
$     6,943,787   $ 2,653,456   $   5,373,019   $ 4,050,432   $ 5,849,960   $       11,228,464
===============   ===========   =============   ===========   ===========   ==================

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                                                      DWSII       DWSII Dreman
                                    DWSII Core     DWSII Davis     Dreman High      Small Mid
                                   Fixed Income   Venture Value   Return Equity     Cap Value
                                    Subaccount      Subaccount      Subaccount     Subaccount
                                     (Class B)      (Class B)       (Class B)       (Class B)
                                   ------------   -------------   -------------   ------------
Assets:
  Investments at market value ..   $  6,244,137   $   9,723,970   $  19,167,537   $  9,264,170
  Receivables:
    Dividends ..................             --              --              --             --
    Other assets ...............             --              --              --             --
                                   ------------   -------------   -------------   ------------
      Total Assets .............      6,244,137       9,723,970      19,167,537      9,264,170
                                   ------------   -------------   -------------   ------------
Liabilities:
  Payables:
    Insurance charges ..........            618             984           1,862            914
    Administrative fees ........             51              80             157             76
  Due to MetLife Insurance
    Company of Connecticut .....             --              --              16             --
                                   ------------   -------------   -------------   ------------
      Total Liabilities ........            669           1,064           2,035            990
                                   ------------   -------------   -------------   ------------
Net Assets: ....................   $  6,243,468   $   9,722,906   $  19,165,502   $  9,263,180
                                   ============   =============   =============   ============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                               December 31, 2006

                    DWSII                                                 DWSII          DWSII
DWSII Global      Government &           DWSII            DWSII      International   Janus Growth
  Thematic     Agency Securities   Growth Allocation   High Income   Select Equity     & Income
 Subaccount       Subaccount           Subaccount       Subaccount     Subaccount     Subaccount
 (Class B)        (Class B)            (Class B)        (Class B)      (Class B)       (Class B)
------------   -----------------   -----------------   -----------   -------------   ------------
$  4,473,739   $       1,581,630   $      18,859,273   $ 5,672,091   $   5,021,186   $  2,457,926

          --                  --                  --            --              --             --
          --                  --                  --            --              --             --
------------   -----------------   -----------------   -----------   -------------   ------------
   4,473,739           1,581,630          18,859,273     5,672,091       5,021,186      2,457,926
------------   -----------------   -----------------   -----------   -------------   ------------

         446                 157               1,906           556             531            251
          37                  13                 155            46              42             20

         185                  --                  --            --              --              5
------------   -----------------   -----------------   -----------   -------------   ------------
         668                 170               2,061           602             573            276
------------   -----------------   -----------------   -----------   -------------   ------------
$  4,473,071   $       1,581,460   $      18,857,212   $ 5,671,489   $   5,020,613   $  2,457,650
============   =================   =================   ===========   =============   ============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                                                         DWSII
                                        DWSII            DWSII          Moderate        DWSII
                                   Large Cap Value   Mid Cap Growth    Allocation   Money Market
                                      Subaccount       Subaccount      Subaccount    Subaccount
                                      (Class B)        (Class B)        (Class B)     (Class B)
                                   ---------------   --------------   -----------   ------------
Assets:
  Investments at market value ..   $     2,876,310   $      888,120   $17,454,178   $  4,911,200
  Receivables:
    Dividends ..................                --               --            --          9,176
    Other assets ...............                --               --            --             --
                                   ---------------   --------------   -----------   ------------
      Total Assets .............         2,876,310          888,120    17,454,178      4,920,376
                                   ---------------   --------------   -----------   ------------
Liabilities:
  Payables:
    Insurance charges ..........               293               86         1,759            463
    Administrative fees ........                24                7           143             40
  Due to MetLife Insurance
    Company of Connecticut .....                16               --        10,600             --
                                   ---------------   --------------   -----------   ------------
      Total Liabilities ........               333               93        12,502            503
                                   ---------------   --------------   -----------   ------------
Net Assets: ....................   $     2,875,977   $      888,027   $17,441,676   $  4,919,873
                                   ===============   ==============   ===========   ============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                                        DWSII         FTVIPT Franklin    FTVIPT Franklin
     DWSII               DWSII           DWSII          Turner       Rising Dividends     Small-Mid Cap
Small Cap Growth   Strategic Income    Technology   Mid Cap Growth      Securities      Growth Securities
   Subaccount          Subaccount      Subaccount     Subaccount        Subaccount          Subaccount
   (Class B)           (Class B)       (Class B)       (Class B)        (Class 2)           (Class 2)
----------------   ----------------   -----------   --------------   ----------------   -----------------
$      3,043,572   $      5,005,204   $ 1,192,455   $    2,114,211   $     14,546,540   $       5,110,186

             --                  --            --               --                 --                  --
             --                  --            --               --                 --                  --
----------------   ----------------   -----------   --------------   ----------------   -----------------
       3,043,572          5,005,204     1,192,455        2,114,211         14,546,540           5,110,186
----------------   ----------------   -----------   --------------   ----------------   -----------------

             324                506           124              223              1,393                 494
              25                 41            10               17                119                  42

              --                 --            10               --              5,529                  --
----------------   ----------------   -----------   --------------   ----------------   -----------------
             349                547           144              240              7,041                 536
----------------   ----------------   -----------   --------------   ----------------   -----------------
$      3,043,223   $      5,004,657   $ 1,192,311   $    2,113,971   $     14,539,499   $       5,109,650
================   ================   ===========   ==============   ================   =================

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                               December 31, 2006

                                            FTVIPT Templeton          FTVIPT               Janus             Janus
                                               Developing           Templeton          Aspen Global       Aspen Global
                                           Markets Securities   Foreign Securities     Life Sciences       Technology
                                               Subaccount           Subaccount          Subaccount         Subaccount
                                                (Class 2)           (Class 2)        (Service Shares)   (Service Shares)
                                           ------------------   ------------------   ----------------   ----------------
Assets:
   Investments at market value .........   $       14,371,316   $       19,742,063   $        237,623   $        999,292
   Receivables:
     Dividends .........................                   --                   --                 --                 --
     Other assets ......................                   --                   --                 --                 --
                                           ------------------   ------------------   ----------------   ----------------
       Total Assets ....................           14,371,316           19,742,063            237,623            999,292
                                           ------------------   ------------------   ----------------   ----------------
Liabilities:
   Payables:
     Insurance charges .................                1,408                1,941                 24                 99
     Administrative fees ...............                  118                  162                  2                  8
   Due to MetLife Insurance Company
     of Connecticut ....................                   --                5,518                 --                 --
                                           ------------------   ------------------   ----------------   ----------------
       Total Liabilities ...............                1,526                7,621                 26                107
                                           ------------------   ------------------   ----------------   ----------------
Net Assets: ............................   $       14,369,790   $       19,734,442   $        237,597   $        999,185
                                           ==================   ==================   ================   ================

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                               December 31, 2006

      Janus
 Aspen Worldwide       LMPVPI            LMPVPI            LMPVPI             LMPVPI             LMPVPI
     Growth            All Cap           All Cap          Investors      Large Cap Growth   Small Cap Growth
   Subaccount         Subaccount       Subaccount         Subaccount        Subaccount         Subaccount
(Service Shares)      (Class I)        (Class II)         (Class I)         (Class I)           (Class I)
----------------   ---------------   ---------------   ---------------   ----------------   ----------------
$        250,732   $     4,544,923   $       225,352   $     3,092,430   $      2,611,092   $      4,926,427

              --                --                --                --                 --                 --
              --                --                --                --                 --                 --
----------------   ---------------   ---------------   ---------------   ----------------   ----------------
         250,732         4,544,923           225,352         3,092,430          2,611,092          4,926,427
----------------   ---------------   ---------------   ---------------   ----------------   ----------------

              25               441                20               305                262                487
               2                38                 2                25                 22                 41

              --                --                --                --                 --                 --
----------------   ---------------   ---------------   ---------------   ----------------   ----------------
              27               479                22               330                284                528
----------------   ---------------   ---------------   ---------------   ----------------   ----------------
$        250,705   $     4,544,444   $       225,330   $     3,092,100   $      2,610,808   $      4,925,899
================   ===============   ===============   ===============   ================   ================

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                               December 31, 2006

                                                                 LMPVPII            LMPVPII
                                                 LMPVPI         Aggressive         Aggressive        LMPVPII
                                              Total Return        Growth             Growth        Equity Index
                                               Subaccount       Subaccount         Subaccount       Subaccount
                                               (Class II)       (Class I)          (Class II)       (Class II)
                                            ---------------   ---------------   ---------------   ---------------
Assets:
   Investments at market value ..........   $     4,295,251   $     8,462,373   $     7,132,342   $    13,423,290
   Receivables:
     Dividends ..........................                --                --                --                --
     Other assets .......................                --                --                --                --
                                            ---------------   ---------------   ---------------   ---------------
       Total Assets .....................         4,295,251         8,462,373         7,132,342        13,423,290
                                            ---------------   ---------------   ---------------   ---------------
Liabilities:
   Payables:
     Insurance charges ..................               403               841               698             1,309
     Administrative fees ................                35                70                59               110
   Due to MetLife Insurance Company
     of Connecticut .....................                --                --                --                --
                                            ---------------   ---------------   ---------------   ---------------
       Total Liabilities ................               438               911               757             1,419
                                            ---------------   ---------------   ---------------   ---------------
Net Assets: .............................   $     4,294,813   $     8,461,462   $     7,131,585   $    13,421,871
                                            ===============   ===============   ===============   ===============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                               December 31, 2006

   LMPVPII
 Growth and       LMPVPIII         LMPVPIII         Lord Abbett       Lord Abbett    MIST Batterymarch
   Income        Adjustable         Social       Growth and Income   Mid-Cap Value     Mid-Cap Stock
 Subaccount      Rate Income   Awareness Stock      Subaccount        Subaccount        Subaccount
  (Class I)      Subaccount       Subaccount        (Class VC)        (Class VC)         (Class A)
------------   -------------   ---------------   -----------------   -------------   -----------------
$  1,670,342   $   2,941,542   $       925,950   $      15,036,512   $  13,038,474   $       5,268,567

          --              --                --                  --              --                  --
          --              --                --                  --              --                  --
------------   -------------   ---------------   -----------------   -------------   -----------------
   1,670,342       2,941,542           925,950          15,036,512      13,038,474           5,268,567
------------   -------------   ---------------   -----------------   -------------   -----------------

         162             291                87               1,528           1,293                 501
          14              24                 8                 124             107                  43

          --              --                --                  --              --                  --
------------   -------------   ---------------   -----------------   -------------   -----------------
         176             315                95               1,652           1,400                 544
------------   -------------   ---------------   -----------------   -------------   -----------------
$  1,670,166   $   2,941,227   $       925,855   $      15,034,860   $  13,037,074   $       5,268,023
============   =============   ===============   =================   =============   =================

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                                                  MIST              MIST             MIST
                                                MIST           BlackRock           Dreman       Harris Oakmark
                                           BlackRock High    Large-Cap Core   Small-Cap Value   International
                                          Yield Subaccount     Subaccount        Subaccount       Subaccount
                                             (Class A)         (Class A)         (Class A)        (Class A)
                                          ----------------   --------------   ---------------   --------------
Assets:
   Investments at market value ........   $      5,267,095   $    4,905,041   $       371,236   $    6,267,295
   Receivables:
      Dividends .......................                 --               --                --               --
      Other assets ....................                 --               --                --               --
                                          ----------------   --------------   ---------------   --------------
         Total Assets .................          5,267,095        4,905,041           371,236        6,267,295
                                          ----------------   --------------   ---------------   --------------
Liabilities:
   Payables:
      Insurance charges ...............                522              498                36              599
      Administrative fees .............                 44               41                 3               52
   Due to MetLife Insurance Company
      of Connecticut ..................                 --               --                --               --
                                          ----------------   --------------   ---------------   --------------
         Total Liabilities ............                566              539                39              651
                                          ----------------   --------------   ---------------   --------------
Net Assets: ...........................   $      5,266,529   $    4,904,502   $       371,197   $    6,266,644
                                          ================   ==============   ===============   ==============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                                 MIST Lord
                         MIST Legg Mason        Abbett Bond        MIST Lord Abbett       MIST Lord Abbett         MIST Met/AIM
 MIST Janus Capital      Partners Managed        Debenture        Growth and Income        Mid-Cap Value       Capital Appreciation
    Appreciation        Assets Subaccount        Subaccount           Subaccount             Subaccount             Subaccount
Subaccount (Class A)        (Class A)            (Class A)            (Class B)              (Class B)              (Class A)
--------------------    -----------------     ---------------     -----------------       ----------------     --------------------
$          8,293,308    $       4,308,978     $     4,036,944     $      15,347,395       $        106,711     $          2,762,236

                  --                   --                  --                    --                     --                       --
                  --                   --                  --                    --                     --                       --
--------------------    -----------------     ---------------     -----------------       ----------------     --------------------
           8,293,308            4,308,978           4,036,944            15,347,395                106,711                2,762,236
--------------------    -----------------     ---------------     -----------------       ----------------     --------------------

                 806                  427                 404                 1,324                      9                      270
                  69                   35                  33                   126                      1                       23

                  --                   --                  --                 1,590                     --                       --
--------------------    -----------------     ---------------     -----------------       ----------------     --------------------
                 875                  462                 437                 3,040                     10                      293
--------------------    -----------------     ---------------     -----------------       ----------------     --------------------
$          8,292,433    $       4,308,516     $     4,036,507     $      15,344,355       $        106,701     $          2,761,943
====================    =================     ===============     =================       ================     ====================

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                                  MIST                                                            MIST
                                                 Met/AIM             MIST                  MIST            Oppenheimer Capital
                                            Small Cap Growth     MFS(R) Value        Neuberger Berman         Appreciation
                                               Subaccount         Subaccount      Real Estate Subaccount       Subaccount
                                                (Class A)          (Class A)             (Class A)              (Class B)
                                            ----------------   ----------------   ----------------------   -------------------
Assets:
   Investments at market value ..........   $        190,182   $      8,086,568   $           17,908,318   $         5,617,287
   Receivables:
      Dividends .........................                 --                 --                       --                    --
      Other assets ......................                 --                 --                       --                    --
                                            ----------------   ----------------   ----------------------   -------------------
         Total Assets ...................            190,182          8,086,568               17,908,318             5,617,287
                                            ----------------   ----------------   ----------------------   -------------------
Liabilities:
   Payables:
      Insurance charges .................                 19                795                    1,713                   534
      Administrative fees ...............                  1                 67                      147                    46
   Due to MetLife Insurance Company
      of Connecticut ....................                 --                 --                       --                    --
                                            ----------------   ----------------   ----------------------   -------------------
         Total Liabilities ..............                 20                862                    1,860                   580
                                            ----------------   ----------------   ----------------------   -------------------
Net Assets: .............................   $        190,162   $      8,085,706   $           17,906,458   $         5,616,707
                                            ================   ================   ======================   ===================

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                                                   MIST
      MIST                MIST                 MIST            Third Avenue              MSF                    MSF
  Pioneer Fund      Pioneer Mid-Cap     Pioneer Strategic       Small Cap        BlackRock Aggressive      BlackRock Bond
   Subaccount       Value Subaccount    Income Subaccount    Value Subaccount     Growth Subaccount      Income Subaccount
   (Class A)           (Class A)            (Class A)           (Class B)             (Class D)              (Class A)
----------------    ----------------    -----------------    ----------------    --------------------    -----------------
$      1,367,516    $        466,578    $       9,186,196    $     12,102,425    $          4,887,334    $       8,187,111

              --                  --                   --                  --                      --                   --
              --                  --                   --                  --                      --                   --
----------------    ----------------    -----------------    ----------------    --------------------    -----------------
       1,367,516             466,578            9,186,196          12,102,425               4,887,334            8,187,111
----------------    ----------------    -----------------    ----------------    --------------------    -----------------

             132                  45                  901               1,211                     466                  795
              12                   3                   75                  99                      40                   67

              --                  --                   --                  80                      --                  133
----------------    ----------------    -----------------    ----------------    --------------------    -----------------
             144                  48                  976               1,390                     506                  995
----------------    ----------------    -----------------    ----------------    --------------------    -----------------
$      1,367,372    $        466,530    $       9,185,220    $     12,101,035    $          4,886,828    $       8,186,116
================    ================    =================    ================    ====================    =================

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                               MSF
                                            BlackRock              MSF                 MSF                MSF MetLife
                                           Money Market        FI Large Cap      FI Value Leaders    Aggressive Allocation
                                            Subaccount          Subaccount          Subaccount             Subaccount
                                            (Class A)           (Class A)           (Class D)              (Class B)
                                         ----------------    ----------------    ----------------    ---------------------
Assets:
   Investments at market value .......   $     22,988,599    $      4,865,863    $     11,077,514    $           1,666,181
   Receivables:
      Dividends ......................                 --                  --                  --                       --
      Other assets ...................                 --                  --                  --                       --
                                         ----------------    ----------------    ----------------    ---------------------
         Total Assets ................         22,988,599           4,865,863          11,077,514                1,666,181
                                         ----------------    ----------------    ----------------    ---------------------
Liabilities:
   Payables:
      Insurance charges ..............              2,337                 485               1,100                      178
      Administrative fees ............                189                  40                  91                       14
   Due to MetLife Insurance Company
      of Connecticut .................                 --               1,590                  --                       --
                                         ----------------    ----------------    ----------------    ---------------------
         Total Liabilities ...........              2,526               2,115               1,191                      192
                                         ----------------    ----------------    ----------------    ---------------------
Net Assets: ..........................   $     22,986,073    $      4,863,748    $     11,076,323    $           1,665,989
                                         ================    ================    ================    =====================

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

   MSF MetLife         MSF MetLife          MSF MetLife          MSF MetLife
  Conservative       Conservative to         Moderate            Moderate to           MSF MFS(R)         MSF MFS(R)
   Allocation      Moderate Allocation      Allocation      Aggressive Allocation     Total Return       Total Return
   Subaccount          Subaccount           Subaccount           Subaccount            Subaccount         Subaccount
    (Class B)           (Class B)            (Class B)            (Class B)             (Class B)          (Class F)
----------------   -------------------   ----------------   ---------------------   ----------------   ----------------
$      2,695,020   $         1,939,325   $     11,126,894   $           7,085,937   $      4,198,696   $     34,432,158

              --                    --                 --                      --                 --                 --
              --                    --                 --                      --                 --                 --
----------------   -------------------   ----------------   ---------------------   ----------------   ----------------
       2,695,020             1,939,325         11,126,894               7,085,937          4,198,696         34,432,158
----------------   -------------------   ----------------   ---------------------   ----------------   ----------------

             281                   194              1,147                     734                422              3,362
              22                    16                 91                      58                 34                283

              --                    --                 --                      --                 11                 37
----------------   -------------------   ----------------   ---------------------   ----------------   ----------------
             303                   210              1,238                     792                467              3,682
----------------   -------------------   ----------------   ---------------------   ----------------   ----------------
$      2,694,717   $         1,939,115   $     11,125,656   $           7,085,145   $      4,198,229   $     34,428,476
================   ===================   ================   =====================   ================   ================

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                               December 31, 2006

                                                                                    MSF               MSF
                                                MSF              MSF           Western Asset     Western Asset
                                            Oppenheimer     T. Rowe Price        Management     Management U.S.
                                           Global Equity   Large Cap Growth   High Yield Bond     Government
                                            Subaccount        Subaccount         Subaccount       Subaccount
                                             (Class B)        (Class B)          (Class A)        (Class A)
                                           -------------   ----------------   ---------------   ---------------
Assets:
   Investments at market value ..........  $  35,116,487   $      2,522,789   $     7,322,590   $     6,345,671
   Receivables:
     Dividends ..........................             --                 --                --                --
     Other assets .......................             --                 --                --                --
                                           -------------   ----------------   ---------------   ---------------
       Total Assets .....................     35,116,487          2,522,789         7,322,590         6,345,671
                                           -------------   ----------------   ---------------   ---------------
Liabilities:
   Payables:
     Insurance charges ..................          3,251                241               678               538
     Administrative fees ................            289                 21                60                52
   Due to MetLife Insurance Company
     of Connecticut .....................            308                 --             2,120                --
                                           -------------   ----------------   ---------------   ---------------
       Total Liabilities ................          3,848                262             2,858               590
                                           -------------   ----------------   ---------------   ---------------
Net Assets: .............................  $  35,112,639   $      2,522,527   $     7,319,732   $     6,345,081
                                           =============   ================   ===============   ===============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                               December 31, 2006

   PIMCO VIT         PIMCO VIT
  Real Return      Total Return     Pioneer America   Pioneer Cullen   Pioneer Emerging   Pioneer Equity
  Subaccount        Subaccount        Income VCT        Value VCT         Markets VCT       Income VCT
(Administrative   (Administrative     Subaccount        Subaccount        Subaccount        Subaccount
    Class)            Class)          (Class II)        (Class II)        (Class II)        (Class II)
---------------   ---------------   ---------------   --------------   ----------------   --------------
$    11,306,861   $    26,184,078   $     8,590,114   $    5,360,788   $     10,769,273   $   11,869,175

             --                --                --               --                 --               --
             --                --                --               --                 --               --
---------------   ---------------   ---------------   --------------   ----------------   --------------
     11,306,861        26,184,078         8,590,114        5,360,788         10,769,273       11,869,175
---------------   ---------------   ---------------   --------------   ----------------   --------------

          1,097             2,564               816              493              1,043            1,066
             93               215                71               44                 88               97

             --                --                --            5,300              5,446            5,529
---------------   ---------------   ---------------   --------------   ----------------   --------------
          1,190             2,779               887            5,837              6,577            6,692
---------------   ---------------   ---------------   --------------   ----------------   --------------
$    11,305,671   $    26,181,299   $     8,589,227   $    5,354,951   $     10,762,696   $   11,862,483
===============   ===============   ===============   ==============   ================   ==============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                               December 31, 2006

                                            Pioneer Equity                         Pioneer            Pioneer
                                           Opportunity VCT    Pioneer Fund    Global High Yield    Growth Shares
                                              Subaccount     VCT Subaccount     VCT Subaccount    VCT Subaccount
                                              (Class II)       (Class II)         (Class II)        (Class II)
                                           ---------------   --------------   -----------------   --------------
Assets:
   Investments at market value ..........  $       195,805   $   10,009,757   $       3,517,726   $    1,778,364
   Receivables:
     Dividends ..........................               --               --                  --               --
     Other assets .......................               --               --                  --               --
                                           ---------------   --------------   -----------------   --------------
       Total Assets .....................          195,805       10,009,757           3,517,726        1,778,364
                                           ---------------   --------------   -----------------   --------------
Liabilities:
   Payables:
     Insurance charges ..................               20              981                 369              175
     Administrative fees ................                2               83                  29               15
   Due to MetLife Insurance Company
     of Connecticut .....................               --               21                  --               --
                                           ---------------   --------------   -----------------   --------------
       Total Liabilities ................               22            1,085                 398              190
                                           ---------------   --------------   -----------------   --------------
Net Assets: .............................  $       195,783   $   10,008,672   $       3,517,328   $    1,778,174
                                           ===============   ==============   =================   ==============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                               December 31, 2006

                       Pioneer Ibbotson       Pioneer Ibbotson    Pioneer Ibbotson     Pioneer International   Pioneer Mid Cap
Pioneer High Yield   Aggressive Allocation   Growth Allocation   Moderate Allocation         Value VCT            Value VCT
  VCT Subaccount        VCT Subaccount         VCT Subaccount      VCT Subaccount            Subaccount          Subaccount
    (Class II)            (Class II)             (Class II)          (Class II)              (Class II)          (Class II)
------------------   ---------------------   -----------------   -------------------   ---------------------   ---------------
$       14,833,010   $           4,420,034   $      65,091,852   $        37,911,351   $           4,380,146   $    10,453,878

                --                      --                  --                    --                      --                --
                --                      --                  --                    --                      --                --
------------------   ---------------------   -----------------   -------------------   ---------------------   ---------------
        14,833,010               4,420,034          65,091,852            37,911,351               4,380,146        10,453,878
------------------   ---------------------   -----------------   -------------------   ---------------------   ---------------

             1,381                     418               7,290                 4,095                     415               973
               122                      36                 533                   312                      36                86

             5,456                      --             259,469                    --                  10,600                 5
------------------   ---------------------   -----------------   -------------------   ---------------------   ---------------
             6,959                     454             267,292                 4,407                  11,051             1,064
------------------   ---------------------   -----------------   -------------------   ---------------------   ---------------
$       14,826,051   $           4,419,580   $      64,824,560   $        37,906,944   $           4,369,095   $    10,452,814
==================   =====================   =================   ===================   =====================   ===============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

                                        Pioneer Oak Ridge   Pioneer Real Estate   Pioneer Small and   Pioneer Small Cap
                                        Large Cap Growth        Shares VCT         Mid Cap Growth        Value VCT
                                         VCT Subaccount         Subaccount          VCT Subaccount       Subaccount
                                           (Class II)           (Class II)            (Class II)         (Class II)
                                        -----------------   -------------------   -----------------   -----------------
Assets:
   Investments at market value ......   $       5,709,254   $        11,130,092   $       2,261,575   $       7,797,397
   Receivables:
     Dividends ......................                  --                    --                  --                  --
     Other assets ...................                  --                    --                  --                  --
                                        -----------------   -------------------   -----------------   -----------------
       Total Assets .................           5,709,254            11,130,092           2,261,575           7,797,397
                                        -----------------   -------------------   -----------------   -----------------
Liabilities:
   Payables:
     Insurance charges ..............                 557                 1.029                 211                 725
     Administrative fees ............                  47                    91                  19                  64
   Due to MetLife Insurance Company
     of Connecticut .................                   5                10,576                  --                  --
                                        -----------------   -------------------   -----------------   -----------------
       Total Liabilities ............                 609                11,876                 230                 789
                                        -----------------   -------------------   -----------------   -----------------
Net Assets: .........................   $       5,708,645   $        11,118,216   $       2,261,345   $       7,796,608
                                        =================   ===================   =================   =================

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Continued)
                                December 31, 2006

Pioneer Strategic                        Putnam VT       Putnam VT Small    Van Kampen       Van Kampen
     Income          Pioneer Value     International         Cap Value     LIT Comstock    LIT Enterprise
 VCT Subaccount     VCT Subaccount   Equity Subaccount      Subaccount      Subaccount       Subaccount
   (Class II)          (Class II)        (Class IB)         (Class IB)      (Class II)       (Class II)
-----------------   --------------   -----------------   ---------------   -------------   --------------
$      19,449,365   $    6,072,441   $         723,631   $    14,987,595   $  14,497,298   $      174,735

               --               --                  --                --              --               --
               --               --                  --                --              --               --
-----------------   --------------   -----------------   ---------------   -------------   --------------
       19,449,365        6,072,441             723,631        14,987,595      14,497,298          174,735
-----------------   --------------   -----------------   ---------------   -------------   --------------

            1,830              601                  68             1,409           1,422               16
              160               50                   6               123             119                2

              145               11                  --                80              80               --
-----------------   --------------   -----------------   ---------------   -------------   --------------
            2,135              662                  74             1,621           1,621               18
-----------------   --------------   -----------------   ---------------   -------------   --------------
$      19,447,230   $    6,071,779   $         723,557   $    14,985,983   $  14,495,677   $      174,717
=================   ==============   =================   ===============   =============   ==============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENT OF ASSETS AND LIABILITIES -- (Concluded)
                                December 31, 2006

                                                                       VIP Dynamic Capital
                                                   VIP Contrafund(R)      Appreciation          VIP Mid Cap
                                                     Subaccount             Subaccount          Subaccount
                                                  (Service Class 2)     (Service Class 2)    (Service Class 2)
                                                  ------------------   -------------------   -----------------
Assets:
   Investments at market value ................   $       22,198,418   $         1,533,083   $      27,995,526
   Receivables:
     Dividends ................................                   --                    --                  --
     Other assets .............................                   --                    --                  --
                                                  ------------------   -------------------   -----------------
       Total Assets ...........................           22,198,418             1,533,083          27,995,526
                                                  ------------------   -------------------   -----------------
Liabilities:
   Payables:
     Insurance charges ........................                2,178                   146               2,690
     Administrative fees ......................                  182                    13                 230
   Due to MetLife Insurance Company
     of Connecticut ...........................                   --                    --                  --
                                                  ------------------   -------------------   -----------------
       Total Liabilities ......................                2,360                   159               2,920
                                                  ------------------   -------------------   -----------------
Net Assets: ...................................   $       22,196,058   $         1,532,924   $      27,992,606
                                                  ==================   ===================   =================

   The accompanying notes are an integral part of these financial statements.

                      (This page intentionally left blank.)

                     METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      For the year ended December 31, 2006

                                               AIM V.I.       AIM V.I.
                                               Capital        Mid Cap                  Alger American
                                             Appreciation   Core Equity    AIM V.I.       Balanced
                                              Subaccount     Subaccount   Utilities      Subaccount
                                              (Series II)   (Series II)   Subaccount      (Class S)
                                             ------------   -----------   ----------   --------------
Investment Income:
   Dividends .............................   $         --   $    19,267   $   76,720   $           --
                                             ------------   -----------   ----------   --------------
Expenses:
   Insurance charges .....................         93,428        47,839       35,523           22,376
   Administrative fees ...................          7,988         3,984        3,046            1,845
                                             ------------   -----------   ----------   --------------
     Total expenses ......................        101,416        51,823       38,569           24,221
                                             ------------   -----------   ----------   --------------
       Net investment income (loss) ......       (101,416)      (32,556)      38,151          (24,221)
                                             ------------   -----------   ----------   --------------
Realized Gain (Loss) and Unrealized
   Gain (Loss) on Investments:
     Realized gain distribution ..........             --       275,104       47,367               --
     Realized gain (loss) on sale of
       investments .......................         73,612        30,995       67,875          418,829
                                             ------------   -----------   ----------   --------------
       Realized gain (loss) ..............         73,612       306,099      115,242          418,829
                                             ------------   -----------   ----------   --------------
     Change in unrealized gain (loss)
       on investments ....................        244,796       (61,501)     283,685         (377,564)
                                             ------------   -----------   ----------   --------------
   Net increase (decrease) in net assets
     resulting from operations ...........   $    216,992   $   212,042   $  437,078   $       17,044
                                             ============   ===========   ==========   ==============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

 Alger American    AllianceBernstein   American Funds   American Funds   American Funds
Leveraged AllCap    Large-Cap Growth   Global Growth       Growth         Growth-Income     Capital
   Subaccount         Subaccount        Subaccount        Subaccount       Subaccount     Appreciation
   (Class S)           (Class B)        (Class 2)         (Class 2)         (Class 2)         Fund
----------------   -----------------   --------------   --------------   --------------   ------------
$             --   $              --   $      157,818   $      420,989   $      696,166   $         --
----------------   -----------------   --------------   --------------   --------------   ------------

          36,879              14,711          329,257          957,113          808,797         48,151
           3,164               1,272           27,216           79,135           66,220          4,099
----------------   -----------------   --------------   --------------   --------------   ------------
          40,043              15,983          356,473        1,036,248          875,017         52,250
----------------   -----------------   --------------   --------------   --------------   ------------
         (40,043)            (15,983)        (198,655)        (615,259)        (178,851)       (52,250)
----------------   -----------------   --------------   --------------   --------------   ------------

              --                  --               --          326,536        1,055,967        320,232

         151,574             432,326          244,925          585,176          263,015        698,480
----------------   -----------------   --------------   --------------   --------------   ------------
         151,574             432,326          244,925          911,712        1,318,982      1,018,712
----------------   -----------------   --------------   --------------   --------------   ------------

         201,553            (443,854)       3,002,642        3,732,534        4,268,292     (1,076,607)
----------------   -----------------   --------------   --------------   --------------   ------------

$        313,084   $         (27,511)  $    3,048,912   $    4,028,987   $    5,408,423   $   (110,145)
================   =================   ==============   ==============   ==============   ============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                                            Delaware            Dreyfus
                                             Credit Suisse Trust   Credit Suisse Trust      VIP REIT          MidCap Stock
                                               Emerging Markets      Global Small Cap       Subaccount         Subaccount
                                                 Subaccount             Subaccount       (Standard Class)   (Service Shares)
                                             -------------------   -------------------   ----------------   ----------------
Investment Income:
   Dividends .............................   $            24,303   $                --   $        286,435   $          8,884
                                             -------------------   -------------------   ----------------   ----------------
Expenses:
   Insurance charges .....................                79,396                14,608             82,785             90,918
   Administrative fees ...................                 6,648                 1,191              7,102              7,632
                                             -------------------   -------------------   ----------------   ----------------
     Total expenses ......................                86,044                15,799             89,887             98,550
                                             -------------------   -------------------   ----------------   ----------------
       Net investment income (loss) ......               (61,741)              (15,799)           196,548            (89,666)
                                             -------------------   -------------------   ----------------   ----------------
Realized Gain (Loss) and Unrealized
   Gain (Loss) on Investments:
     Realized gain distribution ..........                59,689                    --            955,026            800,845
     Realized gain (loss) on sale of
       investments .......................               141,527                21,629            922,702             38,026
                                             -------------------   -------------------   ----------------   ----------------
       Realized gain (loss) ..............               201,216                21,629          1,877,728            838,871
                                             -------------------   -------------------   ----------------   ----------------
     Change in unrealized gain (loss)
       on investments ....................               997,222                80,799           (987,345)          (482,232)
                                             -------------------   -------------------   ----------------   ----------------
   Net increase (decrease) in net assets
     resulting from operations ...........   $         1,136,697   $            86,629   $      1,086,931   $        266,973
                                             ===================   ===================   ================   ================

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

Dreyfus Socially
  Responsible         Dreyfus VIF        Dreyfus VIF           DWS VIT           DWS VIT RREEF
    Growth           Appreciation     Developing Leaders   Equity 500 Index   Real Estate Securites    DWSI Bond
  Subaccount          Subaccount          Subaccount          Subaccount           Subaccount         Subaccount
(Service Shares)   (Initial Shares)    (Initial Shares)       (Class B)             (Class B)          (Class B)
----------------   ----------------   ------------------   ----------------   ---------------------   ----------
$             --   $         37,081   $           33,719   $         38,330   $                  --   $    5,357
----------------   ----------------   ------------------   ----------------   ---------------------   ----------

           5,354             41,900              155,299             86,726                 102,752        2,829
             429              3,554               12,800              7,161                   8,503          223
----------------   ----------------   ------------------   ----------------   ---------------------   ----------
           5,783             45,454              168,099             93,887                 111,255        3,052
----------------   ----------------   ------------------   ----------------   ---------------------   ----------
          (5,783)            (8,373)            (134,380)           (55,557)               (111,255)       2,305
----------------   ----------------   ------------------   ----------------   ---------------------   ----------

              --                 --              697,307                 --                  94,594          190

           2,647             18,697               (2,130)            20,662                 154,747           (4)
----------------   ----------------   ------------------   ----------------   ---------------------   ----------
           2,647             18,697              695,177             20,662                 249,341          186
----------------   ----------------   ------------------   ----------------   ---------------------   ----------

          22,235            306,976             (442,249)           623,215               1,545,005        1,268
----------------   ----------------   ------------------   ----------------   ---------------------   ----------

$         19,099   $        317,300   $          118,548   $        588,320   $           1,683,091   $    3,759
================   ================   ==================   ================   =====================   ==========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                      DWSI                  DWSI                   DWSI              DWSI
                                                 Capital Growth     Global Opportunities     Growth & Income      Health Care
                                                   Subaccount            Subaccount             Subaccount        Subaccount
                                                    (Class B)             (Class B)             (Class B)          (Class B)
                                                 --------------     --------------------     ---------------     ------------
Investment Income:
   Dividends .................................   $        9,551     $             29,187     $        24,748     $         --
                                                 --------------     --------------------     ---------------     ------------
Expenses:
   Insurance charges .........................           89,819                   58,160              83,729           49,583
   Administrative fees .......................            7,221                    4,726               6,569            3,965
                                                 --------------     --------------------     ---------------     ------------
     Total expenses ..........................           97,040                   62,886              90,298           53,548
                                                 --------------     --------------------     ---------------     ------------
       Net investment income (loss) ..........          (87,489)                 (33,699)            (65,550)         (53,548)
                                                 --------------     --------------------     ---------------     ------------
Realized Gain (Loss) and Unrealized
   Gain (Loss) on Investments:
     Realized gain distribution ..............               --                       --                  --            9,918
     Realized gain (loss) on sale of
       investments ...........................          113,520                  122,779             149,319           45,018
                                                 --------------     --------------------     ---------------     ------------
       Realized gain (loss) ..................          113,520                  122,779             149,319           54,936
                                                 --------------     --------------------     ---------------     ------------
     Change in unrealized gain (loss)
       on investments ........................          190,167                  466,588             385,850          100,207
                                                 --------------     --------------------     ---------------     ------------
   Net increase (decrease) in net assets
     resulting from operations ...............   $      216,198     $            555,668     $       469,619     $    101,595
                                                 ==============     ====================     ===============     ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                                                  DWSII
     DWSI           DWSII Dreman            DWSII                                             Conservative
International    Financial Services    All Cap Growth    DWSII Balanced    DWSII Blue Chip     Allocation
  Subaccount         Subaccount          Subaccount         Subaccount        Subaccount       Subaccount
  (Class B)           (Class B)           (Class B)         (Class B)          (Class B)        (Class B)
-------------    ------------------    --------------    --------------    ---------------    ------------
$      51,472    $           75,828    $           --    $       95,454    $        26,737    $     86,220
-------------    ------------------    --------------    --------------    ---------------    ------------

       59,268                32,947             8,124            82,138            103,230         155,517
        4,815                 2,698               705             6,548              8,605           12,61
-------------    ------------------    --------------    --------------    ---------------    ------------
       64,083                35,645             8,829            88,686            111,835         168,131
-------------    ------------------    --------------    --------------    ---------------    ------------
      (12,611)               40,183            (8,829)            6,768            (85,098)        (81,911)
-------------    ------------------    --------------    --------------    ---------------    ------------

           --               507,676           159,073                --            287,481          38,313

      177,533              (318,693)          (56,127)           65,242            292,999          64,266
-------------    ------------------    --------------    --------------    ---------------    ------------
      177,533               188,983           102,946            65,242            580,480         102,579
-------------    ------------------    --------------    --------------    ---------------    ------------

      483,467              (119,012)          (45,978)          234,008            227,321         594,876
-------------    ------------------    --------------    --------------    ---------------    ------------

$     648,389    $          110,154    $       48,139    $      306,018    $       722,703    $    615,544
=============    ==================    ==============    ==============    ===============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                                             DWSII Dreman
                                                         DWSII                DWSII           High Return      DWSII Dreman
                                                   Core Fixed Income   Davis Venture Value      Equity      Small Mid Cap Value
                                                       Subaccount           Subaccount        Subaccount        Subaccount
                                                       (Class B)            (Class B)          (Class B)         (Class B)
                                                   -----------------   -------------------   ------------   -------------------
Investment Income:
   Dividends ....................................  $         208,283   $            24,168   $    174,106   $            33,054
                                                   -----------------   -------------------   ------------   -------------------
Expenses:
   Insurance charges ............................            115,472               169,663        254,773               157,216
   Administrative fees ..........................              9,591                13,777         21,611                13,034
                                                   -----------------   -------------------   ------------   -------------------
      Total expenses ............................            125,063               183,440        276,384               170,250
                                                   -----------------   -------------------   ------------   -------------------
         Net investment income (loss) ...........             83,220              (159,272)      (102,278)             (137,196)
                                                   -----------------   -------------------   ------------   -------------------
Realized Gain (Loss) and Unrealized
   Gain (Loss) on Investments:
      Realized gain distribution ................              1,043                    --        719,894               670,099
      Realized gain (loss) on sale of
         investments ............................            (21,084)              172,203        159,389               147,347
                                                   -----------------   -------------------   ------------   -------------------
         Realized gain (loss) ...................            (20,041)              172,203        879,283               817,446
                                                   -----------------   -------------------   ------------   -------------------
      Change in unrealized gain (loss)
         on investments .........................             52,161             1,038,820      1,501,496             1,024,068
                                                   -----------------   -------------------   ------------   -------------------
   Net increase (decrease) in net assets
     resulting from operations ..................  $         115,340   $         1,051,751   $  2,278,501   $         1,704,318
                                                   =================   ===================   ============   ===================

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                         DWSII                                              DWSII
    DWSII            DWSII        Government & Agency         DWSII            DWSII       Income
Foreign Value   Global Thematic       Securities        Growth Allocation   High Income   Allocation
  Subaccount       Subaccount         Subaccount            Subaccount       Subaccount   Subaccount
  (Class B)        (Class B)          (Class B)             (Class B)        (Class B)    (Class B)
-------------   ---------------   -------------------   -----------------   -----------   ----------
$      52,051   $         6,539   $            49,445   $         142,815   $   383,301   $  120,046
-------------   ---------------   -------------------   -----------------   -----------   ----------

       36,996            67,923                28,043             330,005        97,759       35,631
        2,799             5,599                 2,304              27,017         8,158        3,029
-------------   ---------------   -------------------   -----------------   -----------   ----------
       39,795            73,522                30,347             357,022       105,917       38,660
-------------   ---------------   -------------------   -----------------   -----------   ----------
       12,256           (66,983)               19,098            (214,207)      277,384       81,386
-------------   ---------------   -------------------   -----------------   -----------   ----------

      530,486           246,894                    --             145,821            --       23,498

      (85,758)          114,491                (7,930)            255,200         2,658       57,982
-------------   ---------------   -------------------   -----------------   -----------   ----------
      444,728           361,385                (7,930)            401,021         2,658       81,480
-------------   ---------------   -------------------   -----------------   -----------   ----------

      (98,706)          591,591                18,107           1,655,329       142,710     (115,681)
-------------   ---------------   -------------------   -----------------   -----------   ----------

$     358,278   $       885,993   $            29,275   $       1,842,143   $   422,752   $   47,185
=============   ===============   ===================   =================   ===========   ==========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                             DWSII         DWSII Janus      DWSII
                                                   DWSII International   Janus Growth &      Growth        Large Cap
                                                      Select Equity          Income       Opportunities      Core
                                                       Subaccount          Subaccount       Subaccount    Subaccount
                                                        (Class B)           (Class B)       (Class B)      (Class B)
                                                   -------------------   --------------   -------------   ----------
Investment Income:
   Dividends ....................................  $            73,053   $        5,894   $          --   $       --
                                                   -------------------   --------------   -------------   ----------
Expenses:
   Insurance charges ............................               87,814           46,360          14,005       40,288
   Administrative fees ..........................                6,817            3,748           1,224        3,040
                                                   -------------------   --------------   -------------   ----------
      Total expenses ............................               94,631           50,108          15,229       43,328
                                                   -------------------   --------------   -------------   ----------
         Net investment income (loss) ...........              (21,578)         (44,214)        (15,229)     (43,328)
                                                   -------------------   --------------   -------------   ----------
Realized Gain (Loss) and Unrealized
   Gain (Loss) on Investments:
      Realized gain distribution ................                   --               --              --      444,680
      Realized gain (loss) on sale of
         investments ............................              164,722           76,911          79,540      (81,508)
                                                   -------------------   --------------   -------------   ----------
         Realized gain (loss) ...................              164,722           76,911          79,540      363,172
                                                   -------------------   --------------   -------------   ----------
      Change in unrealized gain (loss)
         on investments .........................              789,456          102,626         (74,316)     (99,808)
                                                   -------------------   --------------   -------------   ----------
   Net increase (decrease) in net assets
      resulting from operations .................  $           932,600   $      135,323   $     (10,005)  $  220,036
                                                   ===================   ==============   =============   ==========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                       DWSII        DWSII                        DWSII
     DWSII         DWSII MFS(R)       Mid Cap     Moderate       DWSII       Oak Strategic
Large Cap Value   Strategic Value     Growth     Allocation   Money Market      Equity
  Subaccount        Subaccount      Subaccount   Subaccount    Subaccount     Subaccount
   (Class B)         (Class B)       (Class B)    (Class B)     (Class B)      (Class B)
---------------   ---------------   ----------   ----------   ------------   -------------
$        32,001   $        13,626   $       --   $  147,692   $    162,130   $          --
---------------   ---------------   ----------   ----------   ------------   -------------

         50,852            26,100       14,489      311,395         66,669          34,959
          4,103             2,172        1,218       25,388          5,797           2,832
---------------   ---------------   ----------   ----------   ------------   -------------
         54,955            28,272       15,707      336,783         72,466          37,791
---------------   ---------------   ----------   ----------   ------------   -------------
        (22,954)          (14,646)     (15,707)    (189,091)        89,664         (37,791)
---------------   ---------------   ----------   ----------   ------------   -------------

             --           103,869           --      118,153             --              --

         28,146           (42,516)      26,112      137,970             --         128,228
---------------   ---------------   ----------   ----------   ------------   -------------
         28,146            61,353       26,112      256,123             --         128,228
---------------   ---------------   ----------   ----------   ------------   -------------

        322,079             9,410       55,324    1,325,633             --         (48,947)
---------------   ---------------   ----------   ----------   ------------   -------------

$       327,271   $        56,117   $   65,729   $1,392,665   $     89,664   $      41,490
===============   ===============   ==========   ==========   ============   =============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                     DWSII                     DWSII Turner
                                                DWSII Small Cap    Strategic        DWSII         Mid Cap
                                                    Growth           Income      Technology       Growth
                                                  Subaccount       Subaccount    Subaccount     Subaccount
                                                   (Class B)       (Class B)      (Class B)      (Class B)
                                                ---------------   -----------   ------------   ------------
Investment Income:
   Dividends ................................   $            --   $   195,862   $         --   $         --
                                                ---------------   -----------   ------------   ------------
Expenses:
   Insurance charges ........................            57,192        85,768         23,668         40,735
   Administrative fees ......................             4,436         6,960          1,883          3,197
                                                ---------------   -----------   ------------   ------------
      Total expenses ........................            61,628        92,728         25,551         43,932
                                                ---------------   -----------   ------------   ------------
         Net investment income (loss) .......           (61,628)      103,134        (25,551)       (43,932)
                                                ---------------   -----------   ------------   ------------
Realized Gain (Loss) and Unrealized
   Gain (Loss) on Investments:
      Realized gain distribution ............                --        40,506             --        160,871
      Realized gain (loss) on sale of
         investments ........................            38,440         5,593          7,045         37,015
                                                ---------------   -----------   ------------   ------------
         Realized gain (loss) ...............            38,440        46,099          7,045        197,886
                                                ---------------   -----------   ------------   ------------
      Change in unrealized gain (loss)
         on investments .....................           100,656       156,271        (12,584)       (64,557)
                                                ---------------   -----------   ------------   ------------
   Net increase (decrease) in net assets
      resulting from operations .............   $        77,468   $   305,504   $    (31,090)  $     89,397
                                                ===============   ===========   ============   ============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

     FAMVS              FAMVS          FTVIPT Franklin    FTVIPT Franklin                         FVIPT Templeton
 Mercury Global     Mercury Value     Rising Dividends     Small-Mid Cap      FTVIPT Mutual         Developing
   Allocation       Opportunities        Securities      Growth Securities   Share Securities   Markets Securities
V.I. Subaccount    V.I. Subaccount       Subaccount         Subaccount          Subaccount          Subaccount
  (Class III)        (Class III)         (Class 2)           (Class 2)          (Class 2)           (Class 2)
----------------   ----------------   ----------------   -----------------   ----------------   ------------------
$             --   $            195   $        132,132   $              --   $             --   $          127,979
----------------   ----------------   ----------------   -----------------   ----------------   ------------------

          46,631             35,539            221,339              81,171             47,171              217,712
           3,748              2,905             18,890               6,871              3,808               18,305
----------------   ----------------   ----------------   -----------------   ----------------   ------------------
          50,379             38,444            240,229              88,042             50,979              236,017
----------------   ----------------   ----------------   -----------------   ----------------   ------------------
         (50,379)           (38,249)          (108,097)            (88,042)           (50,979)            (108,038)
----------------   ----------------   ----------------   -----------------   ----------------   ------------------

              --            673,834             62,549                  --                 --                   --

       1,134,832         (1,927,985)           146,297             103,802          1,267,347              371,607
----------------   ----------------   ----------------   -----------------   ----------------   ------------------
       1,134,832         (1,254,151)           208,846             103,802          1,267,347              371,607
----------------   ----------------   ----------------   -----------------   ----------------   ------------------

        (447,279)         1,929,234          1,660,377             285,461           (699,943)           2,437,538
----------------   ----------------   ----------------   -----------------   ----------------   ------------------

$        637,174   $        636,834   $      1,761,126   $         301,221   $        516,425   $        2,701,107
================   ================   ================   =================   ================   ==================

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                       FTVIPT              FTVIPT
                                                     Templeton           Templeton                         Janus Aspen
                                                Foreign Securities   Growth Securities                      Balanced
                                                    Subaccount           Subaccount       High Yield       Subaccount
                                                     (Class 2)           (Class 2)        Bond Trust    (Service Shares)
                                                ------------------   -----------------   ------------   ----------------
Investment Income:
   Dividends ................................   $          209,302   $              --   $    450,885   $             --
                                                ------------------   -----------------   ------------   ----------------
Expenses:
   Insurance charges ........................              309,967              85,319         36,848              2,197
   Administrative fees ......................               25,787               7,209          3,248                181
                                                ------------------   -----------------   ------------   ----------------
      Total expenses ........................              335,754              92,528         40,096              2,378
                                                ------------------   -----------------   ------------   ----------------
        Net investment income (loss) ........             (126,452)            (92,528)       410,789             (2,378)
                                                ------------------   -----------------   ------------   ----------------
Realized Gain (Loss) and Unrealized
   Gain (Loss) on Investments:
      Realized gain distribution ............                   --                  --         35,955                 --
      Realized gain (loss) on sale of
        investments .........................              228,189           2,597,843       (254,458)            50,845
                                                ------------------   -----------------   ------------   ----------------
        Realized gain (loss) ................              228,189           2,597,843       (218,503)            50,845
                                                ------------------   -----------------   ------------   ----------------
      Change in unrealized gain (loss)
        on investments ......................            2,882,934          (1,274,206)       (50,708)           (37,046)
                                                ------------------   -----------------   ------------   ----------------
   Net increase (decrease) in net assets
      resulting from operations .............   $        2,984,671   $       1,231,109   $    141,578   $         11,421
                                                ==================   =================   ============   ================

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

  Janus Aspen        Janus Aspen         Janus Aspen
  Global Life           Global            Worldwide         Lazard         LMPVPI        LMPVPI
    Sciences          Technology           Growth         Retirement       All Cap      All Cap
   Subaccount         Subaccount         Subaccount        Small Cap     Subaccount    Subaccount
(Service Shares)   (Service Shares)   (Service Shares)    Subaccount      (Class I)    (Class II)
----------------   ----------------   ----------------   ------------   ------------   ----------
$             --   $             --   $          3,762   $         --   $     58,358   $    2,251
----------------   ----------------   ----------------   ------------   ------------   ----------

           4,481             16,338              4,103         80,534         74,463        1,781
             365              1,357                345          6,654          6,301          153
----------------   ----------------   ----------------   ------------   ------------   ----------
           4,846             17,695              4,448         87,188         80,764        1,934
----------------   ----------------   ----------------   ------------   ------------   ----------
          (4,846)           (17,695)              (686)       (87,188)       (22,406)         317
----------------   ----------------   ----------------   ------------   ------------   ----------

              --                 --                 --        427,116        157,711        7,496

           5,662             13,782              1,761        354,546         42,215          180
----------------   ----------------   ----------------   ------------   ------------   ----------
           5,662             13,782              1,761        781,662        199,926        7,676
----------------   ----------------   ----------------   ------------   ------------   ----------

           9,450             50,725             33,524       (123,613)       449,181        9,801
----------------   ----------------   ----------------   ------------   ------------   ----------

$         10,266   $         46,812   $         34,599   $    570,861   $    626,701   $   17,794
================   ================   ================   ============   ============   ==========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                          LMPVPI      LMPVPI
                                             LMPVPI      Large Cap   Small Cap       LMPVPI
                                           Investors      Growth       Growth     Total Return
                                           Subaccount   Subaccount   Subaccount    Subaccount
                                           (Class I)     (Class I)   (Class I)     (Class II)
                                           ----------   ----------   ----------   ------------
Investment Income:
   Dividends ...........................   $   47,565   $       --   $       --   $     74,017
                                           ----------   ----------   ----------   ------------
Expenses:
   Insurance charges ...................       51,420       46,048       87,737         55,853
   Administrative fees .................        4,295        3,776        7,298          4,977
                                           ----------   ----------   ----------   ------------
     Total expenses ....................       55,715       49,824       95,035         60,830
                                           ----------   ----------   ----------   ------------
       Net investment income (loss) ....       (8,150)     (49,824)     (95,035)        13,187
                                           ----------   ----------   ----------   ------------
Realized Gain (Loss) and Unrealized
   Gain (Loss) on Investments:
     Realized gain distribution ........       68,560           --      232,949         75,438
     Realized gain (loss) on sale of
       investments .....................       45,245       29,137       74,385         33,058
                                           ----------   ----------   ----------   ------------
       Realized gain (loss) ............      113,805       29,137      307,334        108,496
                                           ----------   ----------   ----------   ------------
     Change in unrealized gain (loss)
       on investments ..................      322,155       81,311      251,001        253,320
                                           ----------   ----------   ----------   ------------
   Net increase (decrease) in net assets
     resulting from operations .........   $  427,810   $   60,624   $  463,300   $    375,003
                                           ==========   ==========   ==========   ============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

  LMPVPII       LMPVPII                      LMPVPII
 Aggressive    Aggressive      LMPVPII      Growth and     LMPVPIII       LMPVPIII
   Growth        Growth      Equity Index     Income      Adjustable       Social
 Subaccount    Subaccount     Subaccount    Subaccount   Rate Income   Awareness Stock
 (Class I)     (Class II)     (Class II)    (Class I)     Subaccount     Subaccount
-----------   -----------   -------------  -----------   -----------   ---------------
$        --   $        --   $     172,286  $     6,352   $   132,695   $         4,713
-----------   -----------   -------------  -----------   -----------   ---------------

    151,298       111,514         228,105       27,245        57,344            14,800
     12,520         9,396          19,231        2,303         4,732             1,294
-----------   -----------   -------------  -----------   -----------   ---------------
    163,818       120,910         247,336       29,548        62,076            16,094
-----------   -----------   -------------  -----------   -----------   ---------------
   (163,818)     (120,910)        (75,050)     (23,196)       70,619           (11,381)
-----------   -----------   -------------  -----------   -----------   ---------------

         --            --         162,202       10,873            --                --

    143,032       118,217         176,197       10,718         3,332             2,776
-----------   -----------   -------------  -----------   -----------   ---------------
    143,032       118,217         338,399       21,591         3,332             2,776
-----------   -----------   -------------  -----------   -----------   ---------------

    716,481       503,219       1,293,047      156,564        (8,331)           56,600
-----------   -----------   -------------  -----------   -----------   ---------------

$   695,695   $   500,526   $   1,556,396  $   154,959   $    65,620   $        47,995
===========   ===========   =============  ===========   ===========   ===============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                                                     MIST
                                              Lord Abbett       Lord Abbett                      Batterymarch
                                           Growth and Income   Mid-Cap Value                     Mid-Cap Stock
                                               Subaccount        Subaccount     Managed Assets    Subaccount
                                               (Class VC)        (Class VC)         Trust          (Class A)
                                           -----------------   -------------   ---------------   -------------
Investment Income:
   Dividends ...........................   $         178,287   $      62,821   $        92,845   $          --
                                           -----------------   -------------   ---------------   -------------
Expenses:
   Insurance charges ...................             257,597         230,677            24,592          60,872
   Administrative fees .................              20,849          19,122             2,043           5,261
                                           -----------------   -------------   ---------------   -------------
     Total expenses ....................             278,446         249,799            26,635          66,133
                                           -----------------   -------------   ---------------   -------------
       Net investment income (loss) ....            (100,159)       (186,978)           66,210         (66,133)
                                           -----------------   -------------   ---------------   -------------
Realized Gain (Loss) and Unrealized
   Gain (Loss) on Investments:
     Realized gain distribution ........             477,753         978,831           125,950              --
     Realized gain (loss) on sale of
       investments .....................              50,125         111,916           104,831         (21,896)
                                           -----------------   -------------   ---------------   -------------
       Realized gain (loss) ............             527,878       1,090,747           230,781         (21,896)
                                           -----------------   -------------   ---------------   -------------
     Change in unrealized gain (loss)
       on investments ..................           1,484,319         292,716          (165,817)       (191,425)
                                           -----------------   -------------   ---------------   -------------
   Net increase (decrease) in net assets
     resulting from operations .........   $       1,912,038   $   1,196,485   $       131,174   $    (279,454)
                                           =================   =============   ===============   =============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                         MIST              MIST         MIST Harris      MIST Janus           MIST
       MIST            BlackRock          Dreman          Oakmark          Capital         Legg Mason
  BlackRock High    Large-Cap Core   Small-Cap Value   International    Appreciation    Partners Managed
 Yield Subaccount     Subaccount        Subaccount       Subaccount      Subaccount     Assets Subaccount
   (Class A)           (Class A)        (Class A)        (Class A)        (Class A)         (Class A)
-----------------   --------------   ---------------   -------------    ------------    -----------------
$              --   $           --   $         1,229   $          --    $         --    $              --
-----------------   --------------   ---------------   -------------    ------------    -----------------

           61,611           58,505             2,299          61,714          97,172               50,211
            5,108            4,731               194           5,305           8,230                4,171
-----------------   --------------   ---------------   -------------    ------------    -----------------
           66,719           63,236             2,493          67,019         105,402               54,382
-----------------   --------------   ---------------   -------------    ------------    -----------------
          (66,719)         (63,236)           (1,264)        (67,019)       (105,402)             (54,382)
-----------------   --------------   ---------------   -------------    ------------    -----------------

               --               --               710              --              --                   --

            5,441           (7,192)            3,864          (1,133)        (30,905)                 953
-----------------   --------------   ---------------   -------------    ------------    -----------------
            5,441           (7,192)            4,574          (1,133)        (30,905)                 953
-----------------   --------------   ---------------   -------------    ------------    -----------------

          316,030          323,399            21,871         626,947         302,770              270,959
-----------------   --------------   ---------------   -------------    ------------    -----------------

$         254,752   $      252,971   $        25,181   $     558,795    $    166,463    $         217,530
=================   ==============   ===============   =============    ============    =================

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                               MIST              MIST               MIST             MIST
                                                            Lord Abbett       Lord Abbett       Lord Abbett    Met/AIM Capital
                                                          Bond Debenture      Growth and       Mid-Cap Value     Appreciation
                                                            Subaccount     Income Subaccount     Subaccount       Subaccount
                                                             (Class A)         (Class B)         (Class B)        (Class A)
                                                          --------------   -----------------   -------------   ---------------
Investment Income:
   Dividends ..........................................   $           --   $              --   $          --   $         4,814
                                                          --------------   -----------------   -------------   ---------------
Expenses:
   Insurance charges ..................................           43,230             154,412             607            32,897
   Administrative fees ................................            3,552              14,725              56             2,763
                                                          --------------   -----------------   -------------   ---------------
     Total expenses ...................................           46,782             169,137             663            35,660
                                                          --------------   -----------------   -------------   ---------------
       Net investment income (loss) ...................          (46,782)           (169,137)           (663)          (30,846)
                                                          --------------   -----------------   -------------   ---------------
Realized Gain (Loss) and Unrealized
   Gain (Loss) on Investments:
     Realized gain distribution .......................               --                  --              --           335,205
     Realized gain (loss) on sale of
       investments ....................................            2,671               6,359             298            (9,136)
                                                          --------------   -----------------   -------------   ---------------
       Realized gain (loss) ...........................            2,671               6,359             298           326,069
                                                          --------------   -----------------   -------------   ---------------
     Change in unrealized gain (loss)
       on investments .................................          212,983           1,219,016          11,651          (341,583)
                                                          --------------   -----------------   -------------   ---------------
   Net increase (decrease) in net assets
     resulting from operations ........................   $      168,872   $       1,056,238   $      11,286   $       (46,360)
                                                          ==============   =================   =============   ===============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                              MIST
      MIST                                                Oppenheimer
    Met/AIM                             MIST Neuberger      Capital                        MIST Pioneer
Small Cap Growth      MIST MFS(R)        Berman Real      Appreciation     MIST Pioneer    Mid-Cap Value
   Subaccount      Value Subaccount   Estate Subaccount   Subaccount     Fund Subaccount    Subaccount
   (Class A)          (Class A)           (Class A)        (Class B)        (Class A)       (Class A)
----------------   ----------------   -----------------   ------------   ---------------   -------------
$             --   $         95,504   $              --   $         --   $            --   $       1,039
----------------   ----------------   -----------------   ------------   ---------------   -------------

           1,716             87,184             191,181         59,366            15,303           4,865
             137              7,285              16,418          5,127             1,305             416
----------------   ----------------   -----------------   ------------   ---------------   -------------
           1,853             94,469             207,599         64,493            16,608           5,281
----------------   ----------------   -----------------   ------------   ---------------   -------------
          (1,853)             1,035            (207,599)       (64,493)          (16,608)         (4,242)
----------------   ----------------   -----------------   ------------   ---------------   -------------

           2,024            321,247                  --             --                --           6,453

            (251)            15,731             110,595        (16,184)            1,161             103
----------------   ----------------   -----------------   ------------   ---------------   -------------
           1,773            336,978             110,595        (16,184)            1,161           6,556
----------------   ----------------   -----------------   ------------   ---------------   -------------

           1,191            409,706           3,263,550        167,915           108,210          22,913
----------------   ----------------   -----------------   ------------   ---------------   -------------

$          1,111   $        747,719   $       3,166,546   $     87,238   $        92,763   $      25,227
================   ================   =================   ============   ===============   =============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                                  MIST
                                                            MIST Pioneer      Third Avenue       MSF BlackRock     MSF BlackRock
                                                          Strategic Income   Small Cap Value   Aggressive Growth    Bond Income
                                                             Subaccount        Subaccount         Subaccount        Subaccount
                                                             (Class A)          (Class B)          (Class D)         (Class A)
                                                          ----------------   ---------------   -----------------   -------------
Investment Income:
   Dividends ..........................................   $        424,962   $            --   $              --   $          --
                                                          ----------------   ---------------   -----------------   -------------
Expenses:
   Insurance charges ..................................            105,064            91,951              56,016          95,973
   Administrative fees ................................              8,831             7,529               4,832           8,127
                                                          ----------------   ---------------   -----------------   -------------
     Total expenses ...................................            113,895            99,480              60,848         104,100
                                                          ----------------   ---------------   -----------------   -------------
       Net investment income (loss) ...................            311,067           (99,480)            (60,848)       (104,100)
                                                          ----------------   ---------------   -----------------   -------------
Realized Gain (Loss) and Unrealized
   Gain (Loss) on Investments:
     Realized gain distribution .......................                 --                --                  --              --
     Realized gain (loss) on sale of
       investments ....................................              8,461            (2,289)             (9,735)          8,614
                                                          ----------------   ---------------   -----------------   -------------
       Realized gain (loss) ...........................              8,461            (2,289)             (9,735)          8,614
                                                          ----------------   ---------------   -----------------   -------------
     Change in unrealized gain (loss)
       on investments .................................            (29,805)          373,765             (51,592)        382,878
                                                          ----------------   ---------------   -----------------   -------------
   Net increase (decrease) in net assets
     resulting from operations ........................   $        289,723   $       271,996   $        (122,175)  $     287,392
                                                          ================   ===============   =================   =============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                             MSF MetLife    MSF MetLife       MSF MetLife
MSF BlackRock     MSF FI         MSF FI       Aggressive   Conservative     Conservative to
Money Market     Large Cap   Value Leaders    Allocation    Allocation    Moderate Allocation
 Subaccount     Subaccount     Subaccount     Subaccount    Subaccount        Subaccount
  (Class A)      (Class A)     (Class D)      (Class B)      (Class B)         (Class B)
-------------   ----------   -------------   -----------   ------------   -------------------
$     714,361   $       --   $          --   $        --   $         --   $                --
-------------   ----------   -------------   -----------   ------------   -------------------

      264,651       56,890         130,460        19,384         31,199                20,835
       21,964        4,689          10,796         1,496          2,475                 1,703
-------------   ----------   -------------   -----------   ------------   -------------------
      286,615       61,579         141,256        20,880         33,674                22,538
-------------   ----------   -------------   -----------   ------------   -------------------
      427,746      (61,579)       (141,256)      (20,880)       (33,674)              (22,538)
-------------   ----------   -------------   -----------   ------------   -------------------

           --           --              --            --             --                    --

           --      (12,487)         (5,539)       (1,689)         5,248                   (50)
-------------   ----------   -------------   -----------   ------------   -------------------
           --      (12,487)         (5,539)       (1,689)         5,248                   (50)
-------------   ----------   -------------   -----------   ------------   -------------------

           --      123,803         399,189       111,994        143,963               111,973
-------------   ----------   -------------   -----------   ------------   -------------------

$     427,746   $   49,737   $     252,394   $    89,425   $    115,537   $            89,385
=============   ==========   =============   ===========   ============   ===================

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                          MSF MetLife        MSF MetLife
                                                           Moderate          Moderate to          MSF MFS(R)    MSF MFS(R)
                                                          Allocation    Aggressive Allocation   Total Return   Total Return
                                                          Subaccount         Subaccount          Subaccount     Subaccount
                                                           (Class B)          (Class B)           (Class B)     (Class F)
                                                          -----------   ---------------------   ------------   ------------
Investment Income:
   Dividends ..........................................   $        --   $                  --   $         --   $         --
                                                          -----------   ---------------------   ------------   ------------
Expenses:
   Insurance charges ..................................       130,802                  83,622         47,968        399,071
   Administrative fees ................................        10,426                   6,627          3,936         33,570
                                                          -----------   ---------------------   ------------   ------------
     Total expenses ...................................       141,228                  90,249         51,904        432,641
                                                          -----------   ---------------------   ------------   ------------
       Net investment income (loss) ...................      (141,228)                (90,249)       (51,904)      (432,641)
                                                          -----------   ---------------------   ------------   ------------
Realized Gain (Loss) and Unrealized
   Gain (Loss) on Investments:
     Realized gain distribution .......................            --                      --             --             --
     Realized gain (loss) on sale of
       investments ....................................       (14,208)                (32,440)         5,810         42,006
                                                          -----------   ---------------------   ------------   ------------
       Realized gain (loss) ...........................       (14,208)                (32,440)         5,810         42,006
                                                          -----------   ---------------------   ------------   ------------
     Change in unrealized gain (loss)
       on investments .................................       691,802                 481,484        306,914      2,583,830
                                                          -----------   ---------------------   ------------   ------------
   Net increase (decrease) in net assets
     resulting from operations ........................   $   536,366   $             358,795   $    260,820   $  2,193,195
                                                          ===========   =====================   ============   ============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

     MSF             MSF T.          MSF Western        MSF Western                        Oppenheimer
 Oppenheimer       Rowe Price      Asset Management   Asset Management                       Capital
Global Equity   Large Cap Growth   High Yield Bond    U.S. Government                     Appreciation
  Subaccount       Subaccount         Subaccount         Subaccount      Money Market     Subaccount/VA
  (Class B)        (Class B)          (Class A)          (Class A)        Subaccount    (Service Shares)
-------------   ----------------   ----------------   ----------------   ------------   ----------------
$          --   $             --   $             --   $             --   $    219,888   $          9,020
-------------   ----------------   ----------------   ----------------   ------------   ----------------

      374,099             29,336             81,311             65,365         91,581             27,168
       33,155              2,526              7,187              6,349          7,751              2,339
-------------   ----------------   ----------------   ----------------   ------------   ----------------
      407,254             31,862             88,498             71,714         99,332             29,507
-------------   ----------------   ----------------   ----------------   ------------   ----------------
     (407,254)           (31,862)           (88,498)           (71,714)       120,556            (20,487)
-------------   ----------------   ----------------   ----------------   ------------   ----------------

           --                 --                 --                 --             --                 --

      (74,812)             6,115             13,376             13,736             --            547,869
-------------   ----------------   ----------------   ----------------   ------------   ----------------
      (74,812)             6,115             13,376             13,736             --            547,869
-------------   ----------------   ----------------   ----------------   ------------   ----------------

    2,222,408            194,772            497,478            263,997             --           (323,417)
-------------   ----------------   ----------------   ----------------   ------------   ----------------

$   1,740,342   $        169,025   $        422,356   $        206,019   $    120,556   $        203,965
=============   ================   ================   ================   ============   ================

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                                         PIMCO              PIMCO
                                                Oppenheimer        Oppenheimer      VIT Real Return   VIT Total Return
                                             Global Securities     Main Street/       Subaccount         Subaccount
                                               Subaccount/VA       VA Subaccount    (Administrative    (Administrative
                                              (Service Shares)   (Service Shares)        Class)             Class)
                                             -----------------   ----------------   ---------------   ----------------
Investment Income:
   Dividends .............................   $          77,393   $         48,655   $       489,678   $      1,113,741
                                             -----------------   ----------------   ---------------   ----------------
Expenses:
   Insurance charges .....................              50,932             28,904           203,638            449,849
   Administrative fees ...................               4,419              2,445            17,332             37,770
                                             -----------------   ----------------   ---------------   ----------------
     Total expenses ......................              55,351             31,349           220,970            487,619
                                             -----------------   ----------------   ---------------   ----------------
       Net investment income (loss) ......              22,042             17,306           268,708            626,122
                                             -----------------   ----------------   ---------------   ----------------
Realized Gain (Loss) and Unrealized
   Gain (Loss) on Investments:
     Realized gain distribution ..........             479,381                 --           300,641            140,066
     Realized gain (loss) on sale of
       investments .......................           1,667,048            641,726           (40,388)           (51,830)
                                             -----------------   ----------------   ---------------   ----------------
       Realized gain (loss) ..............           2,146,429            641,726           260,253             88,236
                                             -----------------   ----------------   ---------------   ----------------
     Change in unrealized gain (loss)
       on investments ....................          (1,423,153)          (391,420)         (664,975)          (233,164)
                                             -----------------   ----------------   ---------------   ----------------
   Net increase (decrease) in net assets
     resulting from operations ...........   $         745,318   $        267,612   $      (136,014)  $        481,194
                                             =================   ================   ===============   ================

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

Pioneer America       Pioneer         Pioneer     Pioneer Cullen   Pioneer Emerging   Pioneer Equity
  Income VCT       AmPac Growth    Balanced VCT     Value VCT        Markets VCT        Income VCT
  Subaccount      VCT Subaccount    Subaccount      Subaccount        Subaccount        Subaccount
  (Class II)        (Class II)      (Class II)      (Class II)        (Class II)        (Class II)
---------------   --------------   ------------   --------------   ----------------   --------------
$       325,111   $        6,902   $    106,007   $        5,342   $         27,563   $      234,599
---------------   --------------   ------------   --------------   ----------------   --------------

        128,196           12,811         96,844           53,504            144,000          159,066
         11,050            1,021          8,074            4,725             12,318           14,553
---------------   --------------   ------------   --------------   ----------------   --------------
        139,246           13,832        104,918           58,229            156,318          173,619
---------------   --------------   ------------   --------------   ----------------   --------------
        185,865           (6,930)         1,089          (52,887)          (128,755)         (60,980)
---------------   --------------   ------------   --------------   ----------------   --------------

             --               --        447,816               --            708,758          154,262

        (52,093)         115,343         63,997           29,082            340,228          127,848
---------------   --------------   ------------   --------------   ----------------   --------------
        (52,093)         115,343        511,813           29,082          1,048,986          282,110
---------------   --------------   ------------   --------------   ----------------   --------------

        (36,922)         (32,164)      (147,787)         492,415          1,449,386        1,444,717
---------------   --------------   ------------   --------------   ----------------   --------------

$        96,850   $       76,249   $    365,115   $      468,610   $      2,369,617   $    1,787,807
===============   ==============   ============   ==============   ================   ==============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                              Pioneer Equity     Pioneer      Pioneer    Pioneer Global
                                             Opportunity VCT   Europe VCT    Fund VCT      High Yield
                                                Subaccount     Subaccount   Subaccount   VCT Subaccount
                                                (Class II)     (Class II)   (Class II)     (Class II)
                                             ---------------   ----------   ----------   --------------
Investment Income:
   Dividends .............................   $           311   $   20,552   $   98,524   $      124,487
                                             ---------------   ----------   ----------   --------------
Expenses:
   Insurance charges .....................             1,838       15,019      157,197           32,143
   Administrative fees ...................               147        1,237       13,057            2,549
                                             ---------------   ----------   ----------   --------------
     Total expenses ......................             1,985       16,256      170,254           34,692
                                             ---------------   ----------   ----------   --------------
       Net investment income (loss) ......            (1,674)       4,296      (71,730)          89,795
                                             ---------------   ----------   ----------   --------------
Realized Gain (Loss) and Unrealized
   Gain (Loss) on Investments:
     Realized gain distribution ..........                --           --           --           14,265
     Realized gain (loss) on sale of
       investments .......................               717      274,622      115,066            5,909
                                             ---------------   ----------   ----------   --------------
       Realized gain (loss) ..............               717      274,622      115,066           20,174
                                             ---------------   ----------   ----------   --------------
     Change in unrealized gain (loss)
       on investments ....................            17,843      (69,598)   1,106,155           64,830
                                             ---------------   ----------   ----------   --------------
   Net increase (decrease) in net assets
     resulting from operations ...........   $        16,886   $  209,320   $1,149,491   $      174,799
                                             ===============   ==========   ==========   ==============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                              Pioneer            Pioneer           Pioneer
Pioneer Growth       Pioneer        Pioneer Ibbotson      Ibbotson Growth   Ibbotson Moderate   International
  Shares VCT       High Yield     Aggressive Allocation   Allocation VCT     Allocation VCT       Value VCT
  Subaccount     VCT Subaccount      VCT Subaccount         Subaccount         Subaccount        Subaccount
  (Class II)       (Class II)           (Class II)           (Class II)         (Class II)        (Class II)
--------------   --------------   ---------------------   ---------------   -----------------   -------------
$           --   $      650,646   $               7,726   $        40,353   $          51,809   $       5,714
--------------   --------------   ---------------------   ---------------   -----------------   -------------

        27,409          210,482                  52,008           585,540             336,122          38,386
         2,307           18,529                   4,492            43,296              25,569           3,315
--------------   --------------   ---------------------   ---------------   -----------------   -------------
        29,716          229,011                  56,500           628,836             361,691          41,701
--------------   --------------   ---------------------   ---------------   -----------------   -------------
       (29,716)         421,635                 (48,774)         (588,483)           (309,882)        (35,987)
--------------   --------------   ---------------------   ---------------   -----------------   -------------

            --          161,790                  28,787           106,882             123,846              --

        13,876         (104,863)                  5,220             9,027              14,572          34,026
--------------   --------------   ---------------------   ---------------   -----------------   -------------
        13,876           56,927                  34,007           115,909             138,418          34,026
--------------   --------------   ---------------------   ---------------   -----------------   -------------

       123,706          300,511                 368,587         4,205,295           1,936,597         408,127
--------------   --------------   ---------------------   ---------------   -----------------   -------------

$      107,866   $      779,073   $             353,820   $     3,732,721   $       1,765,133   $     406,166
==============   ==============   =====================   ===============   =================   =============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                    Pioneer Oak        Pioneer         Pioneer
                                                Pioneer Mid Cap   Ridge Large Cap    Real Estate      Small and
                                                   Value VCT        Growth VCT        Shares VCT    Mid Cap Growth
                                                  Subaccount        Subaccount        Subaccount    VCT Subaccount
                                                  (Class II)        (Class II)        (Class II)      (Class II)
                                                ---------------   ---------------    ------------   --------------
Investment Income:
   Dividends ................................   $            --   $         1,438    $    209,423   $           --
                                                ---------------   ---------------    ------------   --------------
Expenses:
   Insurance charges ........................           159,414            84,717         147,013           33,348
   Administrative fees ......................            14,098             7,205          13,092            2,936
                                                ---------------   ---------------    ------------   --------------
     Total expenses .........................           173,512            91,922         160,105           36,284
                                                ---------------   ---------------    ------------   --------------
       Net investment income (loss) .........          (173,512)          (90,484)         49,318          (36,284)
                                                ---------------   ---------------    ------------   --------------
Realized Gain (Loss) and Unrealized
   Gain (Loss) on Investments:
     Realized gain distribution .............         2,520,033            65,982         428,775               --
     Realized gain (loss) on sale of
       investments ..........................          (161,049)           40,823         188,959            8,449
                                                ---------------   ---------------    ------------   --------------
       Realized gain (loss) .................         2,358,984           106,805         617,734            8,449
                                                ---------------   ---------------    ------------   --------------
     Change in unrealized gain (loss)
       on investments .......................        (1,250,420)            7,665       1,863,546          137,346
                                                ---------------   ---------------    ------------   --------------
   Net increase (decrease) in net assets
     resulting from operations ..............   $       935,052   $        23,986    $  2,530,598   $      109,511
                                                ===============   ===============    ============   ==============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

  Pioneer                                                               Putnam VT        Putnam VT
 Small Cap      Pioneer Small    Pioneer Strategic      Pioneer       International        Small
 Value VCT       Company VCT         Income VCT        Value VCT         Equity          Cap Value
 Subaccount      Subaccount          Subaccount        Subaccount      Subaccount       Subaccount
 (Class II)      (Class II)          (Class II)        (Class II)      (Class IB)       (Class IB)
------------    -------------    -----------------    ------------    -------------    ------------
$        117    $          --    $         899,791    $     11,765    $       4,101    $     44,561
------------    -------------    -----------------    ------------    -------------    ------------

     105,395            6,206              297,560          98,213           11,271         242,045
       9,435              511               26,100           8,143              994          21,107
------------    -------------    -----------------    ------------    -------------    ------------
     114,830            6,717              323,660         106,356           12,265         263,152
------------    -------------    -----------------    ------------    -------------    ------------
    (114,713)          (6,717)             576,131         (94,591)          (8,164)       (218,591)
------------    -------------    -----------------    ------------    -------------    ------------

     201,621           31,476               85,042         293,283               --       1,364,455

      88,293           11,390              (38,678)         50,206           26,433          85,239
------------    -------------    -----------------    ------------    -------------    ------------
     289,914           42,866               46,364         343,489           26,433       1,449,694
------------    -------------    -----------------    ------------    -------------    ------------

     522,393            6,219              128,927         416,845          134,511         739,196
------------    -------------    -----------------    ------------    -------------    ------------

$    697,594    $      42,368    $         751,422    $    665,743    $     152,780    $  1,970,299
============    =============    =================    ============    =============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                 Travelers        Travelers      Travelers        Travelers
                                                AIM Capital      Convertible    Disciplined        Equity
                                                Appreciation     Securities    Mid Cap Stock       Income
                                                 Subaccount      Subaccount      Subaccount      Subaccount
                                                ------------    ------------   -------------    ------------
Investment Income:
   Dividends ................................   $         --    $     27,313   $      29,655    $    144,413
                                                ------------    ------------   -------------    ------------
Expenses:
   Insurance charges ........................         16,000          18,644          30,113          61,461
   Administrative fees ......................          1,345           1,539           2,602           5,099
                                                ------------    ------------   -------------    ------------
     Total expenses .........................         17,345          20,183          32,715          66,560
                                                ------------    ------------   -------------    ------------
       Net investment income (loss) .........        (17,345)          7,130          (3,060)         77,853
                                                ------------    ------------   -------------    ------------
Realized Gain (Loss) and Unrealized
   Gain (Loss) on Investments:
     Realized gain distribution .............         15,222          42,783         884,717       1,102,721
     Realized gain (loss) on sale of
       investments ..........................        435,964          86,156         203,203        (174,281)
                                                ------------    ------------   -------------    ------------
       Realized gain (loss) .................        451,186         128,939       1,087,920         928,440
                                                ------------    ------------   -------------    ------------
     Change in unrealized gain (loss)
       on investments .......................       (265,604)         61,533        (621,898)       (504,933)
                                                ------------    ------------   -------------    ------------
   Net increase (decrease) in net assets
     resulting from operations ..............   $    168,237    $    197,602   $     462,962    $    501,360
                                                ============    ============   =============    ============

   The accompanying notes are an integral part of these financial statements.

                     METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

 Travelers       Travelers                            Travelers              Travelers           Travelers
 Federated       Federated        Travelers     Managed Allocation    Managed Allocation     Managed Allocation
 High Yield        Stock          Large Cap     Series: Aggressive    Series: Conservative    Series: Moderate
 Subaccount      Subaccount      Subaccount         Subaccount            Subaccount             Subaccount
------------    ------------    ------------    ------------------    -------------------    ------------------
$    406,710    $     12,584    $     17,825    $           23,410    $            62,732    $          251,726
------------    ------------    ------------    ------------------    -------------------    ------------------

      29,341           4,334          23,573                 7,850                  8,342                54,753
       2,426             371           1,924                   624                    654                 4,393
------------    ------------    ------------    ------------------    -------------------    ------------------
      31,767           4,705          25,497                 8,474                  8,996                59,146
------------    ------------    ------------    ------------------    -------------------    ------------------
     374,943           7,879          (7,672)               14,936                 53,736               192,580
------------    ------------    ------------    ------------------    -------------------    ------------------

          --         104,158         218,135               192,772                 37,615               680,834

    (190,746)        (24,453)        306,621               (81,253)               (87,379)             (342,489)
------------    ------------    ------------    ------------------    -------------------    ------------------
    (190,746)         79,705         524,756               111,519                (49,764)              338,345
------------    ------------    ------------    ------------------    -------------------    ------------------

     (64,704)        (61,817)       (404,377)              (51,365)                (3,832)             (236,268)
------------    ------------    ------------    ------------------    -------------------    ------------------

$    119,493    $     25,767    $    112,707    $           75,090    $               140    $          294,657
============    ============    ============    ==================    ===================    ==================

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                            Travelers           Travelers
                                                       Managed Allocation   Managed Allocation     Travelers     Travelers MFS(R)
                                                       Series: Moderate-    Series: Moderate-    Mercury Large       Mid Cap
                                                           Aggressive          Conservative         Cap Core         Growth
                                                           Subaccount           Subaccount         Subaccount      Subaccount
                                                       ------------------   ------------------   -------------   ----------------
Investment Income:
   Dividends ......................................    $          129,320   $           44,956   $      10,235   $             --
                                                       ------------------   ------------------   -------------   ----------------
Expenses:
   Insurance charges ..............................                36,098                6,992          27,344             27,039
   Administrative fees ............................                 2,834                  568           2,205              2,344
                                                       ------------------   ------------------   -------------   ----------------
     Total expenses ...............................                38,932                7,560          29,549             29,383
                                                       ------------------   ------------------   -------------   ----------------
       Net investment income (loss) ...............                90,388               37,396         (19,314)           (29,383)
                                                       ------------------   ------------------   -------------   ----------------
Realized Gain (Loss) and Unrealized Gain (Loss)
   on Investments:
     Realized gain distribution ...................               558,237               80,139         149,449            270,592
     Realized gain (loss) on sale of investments ..              (249,524)             (72,422)        552,370            389,319
                                                       ------------------   ------------------   -------------   ----------------
       Realized gain (loss) .......................               308,713                7,717         701,819            659,911
                                                       ------------------   ------------------   -------------   ----------------
     Change in unrealized gain (loss)on
       investments ................................              (170,168)             (25,760)       (427,097)          (365,363)
                                                       ------------------   ------------------   -------------   ----------------
   Net increase (decrease) in net assets
     resulting from operations ....................    $          228,933   $           19,353   $     255,408   $        265,165
                                                       ==================   ==================   =============   ================

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

  Travelers     Travelers        Travelers                         Travelers        Travelers
   MFS(R)        MFS(R)          Mondrian           Travelers       Pioneer          Pioneer
Total Return     Value      International Stock   Pioneer Fund   Mid Cap Value   Strategic Income
 Subaccount    Subaccount       Subaccount         Subaccount     Subaccount        Subaccount
------------   ----------   -------------------   ------------   -------------   ----------------
$    421,449   $       --   $           169,376   $     13,221   $           6   $             --
------------   ----------   -------------------   ------------   -------------   ----------------

     177,149       37,112                25,246          7,183           2,013             46,525
      14,968        3,099                 2,110            612             172              3,920
------------   ----------   -------------------   ------------   -------------   ----------------
     192,117       40,211                27,356          7,795           2,185             50,445
------------   ----------   -------------------   ------------   -------------   ----------------
     229,332      (40,211)              142,020          5,426          (2,179)           (50,445)
------------   ----------   -------------------   ------------   -------------   ----------------

     457,448       37,585               190,413             --              --                 --

    (783,067)     524,866               714,294        157,052          17,653            (48,996)
------------   ----------   -------------------   ------------   -------------   ----------------
    (325,619)     562,451               904,707        157,052          17,653            (48,996)
------------   ----------   -------------------   ------------   -------------   ----------------

   1,040,235      (35,987)             (439,854)       (89,431)          1,681            170,651
------------   ----------   -------------------   ------------   -------------   ----------------

$    943,948   $  486,253   $           606,873   $     73,047   $      17,155   $         71,210
============   ==========   ===================   ============   =============   ================

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Continued)
                      For the year ended December 31, 2006

                                                                                           Travelers           Travelers
                                                                                          Style Focus         Style Focus
                                                       Travelers        Travelers      Series: Small Cap   Series: Small Cap
                                                     Quality Bond   Strategic Equity        Growth               Value
                                                      Subaccount       Subaccount         Subaccount           Subaccount
                                                     ------------   ----------------   -----------------   -----------------
Investment Income:
   Dividends ......................................  $    484,984   $          3,562   $               8   $               9
                                                     ------------   ----------------   -----------------   -----------------
Expenses:
   Insurance charges ..............................        43,560              5,244                 678                 535
   Administrative fees ............................         3,699                455                  53                  47
                                                     ------------   ----------------   -----------------   -----------------
     Total expenses ...............................        47,259              5,699                 731                 582
                                                     ------------   ----------------   -----------------   -----------------
       Net investment income (loss) ...............       437,725             (2,137)               (723)               (573)
                                                     ------------   ----------------   -----------------   -----------------
Realized Gain (Loss) and Unrealized Gain (Loss)
   on Investments:
     Realized gain distribution ...................            --             39,059               3,016                 384
     Realized gain (loss) on sale of investments ..      (542,102)            52,493              12,269              12,518
                                                     ------------   ----------------   -----------------   -----------------
       Realized gain (loss) .......................      (542,102)            91,552              15,285              12,902
                                                     ------------   ----------------   -----------------   -----------------
     Change in unrealized gain (loss)on
       investments ................................        25,809            (52,232)               (311)                115
                                                     ------------   ----------------   -----------------   -----------------
   Net increase (decrease) in net assets
     resulting from operations ....................  $    (78,568)  $         37,183   $          14,251   $          12,444
                                                     ============   ================   =================   =================

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                     STATEMENT OF OPERATIONS -- (Concluded)
                      For the year ended December 31, 2006

                                                                         VIP Dynamic
   Travelers       Van Kampen      Van Kampen            VIP               Capital              VIP
U.S. Government   LIT Comstock   LIT Enterprise     Contrafund(R)        Appreciation          Mid Cap
   Securities      Subaccount      Subaccount        Subaccount           Subaccount         Subaccount
   Subaccount      (Class II)      (Class II)     (Service Class 2)   (Service Class 2)   (Service Class 2)
---------------   ------------   --------------   -----------------   -----------------   -----------------
$       372,644   $    171,752   $          304   $         204,429   $           3,453   $          45,809
---------------   ------------   --------------   -----------------   -----------------   -----------------

         34,172        242,221            2,816             366,164              24,495             467,522
          3,025         20,299              251              30,640               2,122              39,933
---------------   ------------   --------------   -----------------   -----------------   -----------------
         37,197        262,520            3,067             396,804              26,617             507,455
---------------   ------------   --------------   -----------------   -----------------   -----------------
        335,447        (90,768)          (2,763)           (192,375)            (23,164)           (461,646)
---------------   ------------   --------------   -----------------   -----------------   -----------------

         90,670        798,532               --           1,768,435              40,813           3,054,431

       (569,026)        90,202              911             163,338              67,595             178,950
---------------   ------------   --------------   -----------------   -----------------   -----------------
       (478,356)       888,734              911           1,931,773             108,408           3,233,381
---------------   ------------   --------------   -----------------   -----------------   -----------------

        (91,507)       970,506            9,908              71,894              66,890            (258,591)
---------------   ------------   --------------   -----------------   -----------------   -----------------

$      (234,416)  $  1,768,472   $        8,056   $       1,811,292   $         152,134   $       2,513,144
===============   ============   ==============   =================   =================   =================

   The accompanying notes are an integral part of these financial statements.

                     (This page intentionally left blank.)

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                       STATEMENTS OF CHANGES IN NET ASSETS
                 For the years ended December 31, 2006 and 2005

                                                      AIM V.I.                    AIM V.I.
                                                Capital Appreciation        Mid Cap Core Equity          AIM V.I. Utilities
                                               Subaccount (Series II)      Subaccount (Series II)            Subaccount
                                             -------------------------   -------------------------   -------------------------
                                                 2006          2005          2006          2005          2006          2005
                                             -----------   -----------   -----------   -----------   -----------   -----------
Operations:
   Net investment income (loss) ..........   $  (101,416)  $   (78,666)  $   (32,556)  $   (32,470)  $    38,151   $    14,628
   Realized gain (loss) ..................        73,612        15,292       306,099        82,838       115,242        13,081
   Change in unrealized gain (loss)
     on investments ......................       244,796       403,819       (61,501)       70,548       283,685       122,393
                                             -----------   -----------   -----------   -----------   -----------   -----------
     Net increase (decrease) in
       net assets resulting from
       operations ........................       216,992       340,445       212,042       120,916       437,078       150,102
                                             -----------   -----------   -----------   -----------   -----------   -----------
Unit Transactions:
   Participant purchase payments .........     1,075,430     1,573,518       471,916       570,213        59,667       720,006
   Participant transfers from other
     funding options .....................       185,268       316,849       137,809       447,645       549,763       344,273
   Administrative charges ................        (1,856)       (1,365)         (596)         (492)         (492)         (282)
   Contract surrenders ...................      (353,874)     (115,967)     (111,983)      (55,608)      (50,233)      (17,074)
   Participant transfers to other
     funding options .....................      (256,175)      (95,552)     (306,337)      (79,267)     (362,468)      (71,834)
   Other receipts/(payments) .............       (91,172)      (43,368)      (88,484)      (19,390)           --            --
                                             -----------   -----------   -----------   -----------   -----------   -----------
     Net increase (decrease) in
       net assets resulting from
       unit transactions .................       557,621     1,634,115       102,325       863,101       196,237       975,089
                                             -----------   -----------   -----------   -----------   -----------   -----------
     Net increase (decrease) in
       net assets ........................       774,613     1,974,560       314,367       984,017       633,315     1,125,191
Net Assets:
   Beginning of year .....................     5,008,093     3,033,533     2,461,559     1,477,542     1,802,475       677,284
                                             -----------   -----------   -----------   -----------   -----------   -----------
   End of year ...........................   $ 5,782,706   $ 5,008,093   $ 2,775,926   $ 2,461,559   $ 2,435,790   $ 1,802,475
                                             ===========   ===========   ===========   ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                   Alger American              Alger American        AllianceBernstein Large-Cap
                                                Balanced Subaccount           Leveraged AllCap            Growth Subaccount
                                                     (Class S)              Subaccount (Class S)               (Class B)
                                             -------------------------   -------------------------   ---------------------------
                                                 2006          2005          2006          2005          2006          2005
                                             -----------   -----------   -----------   -----------   -----------   -------------
Operations:
   Net investment income (loss) ..........   $   (24,221)  $   (18,323)  $   (40,043)  $   (16,432)  $   (15,983)  $     (38,980)
   Realized gain (loss) ..................       418,829        14,934       151,574         9,048       432,326          26,132
   Change in unrealized gain (loss)
     on investments ......................      (377,564)      212,517       201,553       126,940      (443,854)        314,986
                                             -----------   -----------   -----------   -----------   -----------   -------------
     Net increase (decrease) in
       net assets resulting from
       operations ........................        17,044       209,128       313,084       119,556       (27,511)        302,138
                                             -----------   -----------   -----------   -----------   -----------   -------------
Unit Transactions:
   Participant purchase payments .........        67,843       490,741       477,849       354,727        13,400         338,619
   Participant transfers from other
     funding options .....................        51,979       229,216     1,684,045       309,272       320,483         434,876
   Administrative charges ................            (6)         (802)         (552)         (335)          (11)           (419)
   Contract surrenders ...................       (19,341)      (90,876)     (110,309)      (70,104)      (20,694)        (31,117)
   Participant transfers to other
     funding options .....................    (3,869,620)      (89,924)   (1,437,506)      (37,579)   (2,673,744)       (226,466)
   Other receipts/(payments) .............            --        (3,705)           --            --            --              --
                                             -----------   -----------   -----------   -----------   -----------   -------------
     Net increase (decrease) in
       net assets resulting from
       unit transactions .................    (3,769,145)      534,650       613,527       555,981    (2,360,566)        515,493
                                             -----------   -----------   -----------   -----------   -----------   -------------
     Net increase (decrease) in
       net assets ........................    (3,752,101)      743,778       926,611       675,537    (2,388,077)        817,631
Net Assets:
   Beginning of year .....................     3,752,101     3,008,323     1,271,693       596,156     2,388,077       1,570,446
                                             -----------   -----------   -----------   -----------   -----------   -------------
   End of year ...........................   $       --    $ 3,752,101   $ 2,198,304   $ 1,271,693   $        --   $   2,388,077
                                             ===========   ===========   ===========   ===========   ===========   =============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

    American Funds Global                                              American Funds
      Growth Subaccount             American Funds Growth               Growth-Income                     Capital
          (Class 2)                  Subaccount(Class 2)             Subaccount(Class 2)             Appreciation Fund
----------------------------    ----------------------------    ----------------------------    --------------------------
    2006            2005            2006            2005            2006            2005            2006           2005
------------    ------------    ------------    ------------    ------------    ------------    -----------    -----------
$   (198,655)   $   (135,069)   $   (615,259)   $   (390,040)   $   (178,851)   $    (92,288)   $   (52,250)   $   (88,594)
     244,925          30,070         911,712          38,527       1,318,982         147,568      1,018,712         15,865

   3,002,642       1,636,348       3,732,534       5,889,689       4,268,292       1,556,319     (1,076,607)       917,443
------------    ------------    ------------    ------------    ------------    ------------    -----------    -----------

   3,048,912       1,531,349       4,028,987       5,538,176       5,408,423       1,611,599       (110,145)       844,714
------------    ------------    ------------    ------------    ------------    ------------    -----------    -----------

   1,666,900       5,834,791       3,372,148      19,055,636       2,853,550      16,460,777        730,433      4,570,752

   2,763,912       2,615,390       3,014,762       8,404,676       2,243,438       8,014,800        434,999      1,108,078
      (5,806)         (3,017)        (17,689)         (9,839)        (13,796)         (7,374)            --         (1,077)
    (457,732)       (190,188)     (1,438,976)       (984,334)     (1,197,684)       (967,682)       (24,973)       (46,170)

  (1,298,656)       (750,429)     (3,270,390)     (1,405,358)     (1,897,729)     (1,194,024)    (8,876,430)      (171,417)
    (125,665)        (43,705)       (132,555)        (22,248)       (243,174)        (33,815)       (44,698)       (55,198)
------------    ------------    ------------    ------------    ------------    ------------    -----------    -----------

   2,542,953       7,462,842       1,527,300      25,038,533       1,744,605      22,272,682     (7,780,669)     5,404,968
------------    ------------    ------------    ------------    ------------    ------------    -----------    -----------

   5,591,865       8,994,191       5,556,287      30,576,709       7,153,028      23,884,281     (7,890,814)     6,249,682

  15,032,574       6,038,383      49,587,349      19,010,640      40,222,756      16,338,475      7,890,814      1,641,132
------------    ------------    ------------    ------------    ------------    ------------    -----------    -----------
$ 20,624,439    $ 15,032,574    $ 55,143,636    $ 49,587,349    $ 47,375,784    $ 40,222,756    $        --    $ 7,890,814
============    ============    ============    ============    ============    ============    ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                Credit Suisse              Credit Suisse             Delaware VIP REIT
                                               Trust Emerging               Trust Global                Subaccount
                                             Markets Subaccount         Small Cap Subaccount         (Standard Class)
                                         --------------------------   -----------------------   --------------------------
                                             2006           2005         2006         2005          2006          2005
                                         ------------   -----------   ----------   ----------   -----------   ------------
Operations:
   Net investment income (loss) ......   $    (61,741)  $   (23,667)  $  (15,799)  $  (11,076)  $   196,548   $    (48,489)
   Realized gain (loss) ..............        201,216        20,465       21,629       14,302     1,877,728        501,945
   Change in unrealized gain (loss)
     on investments ..................        997,222       627,437       80,799       69,537      (987,345)       297,672
                                         ------------   -----------   ----------   ----------   -----------   ------------
     Net increase (decrease) in
       net assets resulting from
       operations ....................      1,136,697       624,235       86,629       72,763     1,086,931        751,128
                                         ------------   -----------   ----------   ----------   -----------   ------------
Unit Transactions:
   Participant purchase payments .....        431,536     2,000,078       21,155      301,593       511,588      6,374,042
   Participant transfers from other
     funding options .................        473,203       294,478      191,638       29,682       549,949      2,538,448
   Administrative charges ............           (991)         (405)        (179)        (114)          (25)        (3,136)
   Contract surrenders ...............        (92,022)      (25,264)     (68,254)     (87,291)     (115,150)      (303,959)
   Participant transfers to other
     funding options .................       (562,378)     (162,976)     (45,560)     (36,559)  (15,588,052)    (1,562,203)
   Other receipts/(payments) .........             30            --           --           --       (28,469)       (39,434)
                                         ------------   -----------   ----------   ----------   -----------   ------------
     Net increase (decrease) in
       net assets resulting from
       unit transactions .............        249,378     2,105,911       98,800      207,311   (14,670,159)     7,003,758
                                         ------------   -----------   ----------   ----------   -----------   ------------
     Net increase (decrease) in
       net assets ....................      1,386,075     2,730,146      185,429      280,074   (13,583,228)     7,754,886
Net Assets:
   Beginning of year .................      3,678,709       948,563      697,074      417,000    13,583,228      5,828,342
                                         ------------   -----------   ----------   ----------   -----------   ------------
   End of year .......................   $  5,064,784   $ 3,678,709   $  882,503   $  697,074   $        --   $ 13,583,228
                                         ============   ===========   ==========   ==========   ===========   ============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

   Dreyfus MidCap Stock     Dreyfus Socially Responsible                                   Dreyfus VIF Developing
         Subaccount               Growth Subaccount         Dreyfus VIF Appreciation         Leaders Subaccount
     (Service Shares)             (Service Shares)         Subaccount (Initial Shares)        (Initial Shares)
-------------------------   ----------------------------   ---------------------------   -------------------------
    2006          2005          2006            2005           2006           2005           2006          2005
-----------   -----------   ------------   -------------   ------------   ------------   -----------   -----------
$   (89,666)  $   (81,723)  $     (5,783)  $      (3,955)  $     (8,373)  $    (30,286)  $  (134,380)  $  (121,110)
    838,871        40,608          2,647           1,042         18,697          7,866       695,177        24,782

   (482,232)      374,327         22,235          10,652        306,976         62,503      (442,249)      462,577
-----------   -----------   ------------   -------------   ------------   ------------   -----------   -----------

    266,973       333,212         19,099           7,739        317,300         40,083       118,548       366,249
-----------   -----------   ------------   -------------   ------------   ------------   -----------   -----------

    152,491     1,487,520         15,858         194,665         79,383        853,132       437,726     3,164,526

    535,827       303,819          5,663          13,073        165,036        357,564       640,662     1,042,851
       (911)         (740)          (121)            (20)        (1,125)          (642)       (2,957)       (1,929)
   (237,531)     (129,728)       (21,748)         (9,040)       (77,035)       (52,508)     (298,693)      (85,535)

   (444,195)     (146,431)        (1,077)            (15)      (142,204)       (68,289)     (528,175)     (211,035)
    (22,908)       (2,010)        (4,416)             83             --             --       (22,428)      (16,802)
-----------   -----------   ------------   -------------   ------------   ------------   -----------   -----------

    (17,227)    1,512,430        (5,841)         198,746         24,055      1,089,257       226,135     3,892,076
-----------   -----------   ------------   -------------   ------------   ------------   -----------   -----------

    249,746     1,845,642         13,258         206,485        341,355      1,129,340       344,683     4,258,325

  4,927,291     3,081,649        283,326          76,841      2,177,458      1,048,118     8,235,780     3,977,455
-----------   -----------   ------------   -------------   ------------   ------------   -----------   -----------
$ 5,177,037   $ 4,927,291   $    296,584   $     283,326   $  2,518,813   $  2,177,458   $ 8,580,463   $ 8,235,780
===========   ===========   ============   =============   ============   ============   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                            DWS VIT Equity 500            DWS VIT RREEF Real
                                             Index Subaccount              Estate Securities                DWSI Bond
                                                (Class B)                 Subaccount (Class B)         Subaccount (Class B)
                                        --------------------------    --------------------------    ---------------------------
                                            2006           2005           2006           2005           2006           2005
                                        -----------    -----------    -----------    -----------    -----------    ------------
Operations:
   Net investment income (loss) ......  $   (55,557)   $   (25,850)   $  (111,255)   $    26,032    $     2,305    $       (299)
   Realized gain (loss) ..............       20,662         (1,589)       249,341        396,673            186              (1)
   Change in unrealized gain (loss)
     on investments ..................      623,215         54,423      1,545,005         13,586          1,268             163
                                        -----------    -----------    -----------    -----------    -----------    ------------
     Net increase (decrease) in
       net assets resulting from
       operations ....................      588,320         26,984      1,683,091        436,291          3,759            (137)
                                        -----------    -----------    -----------    -----------    -----------    ------------
Unit Transactions:
   Participant purchase payments .....       27,389         48,686        222,348      1,732,307         10,600          47,516
   Participant transfers from other
     funding options .................      112,781      4,602,298        382,507        241,814        111,506           4,097
   Administrative charges ............         (656)            --         (1,067)          (690)           (43)             (2)
   Contract surrenders ...............      (81,838)        (6,397)      (146,142)      (150,570)          (487)             --
   Participant transfers to other
     funding options .................     (135,734)       (63,212)      (608,388)      (410,153)        (9,618)             --
   Other receipts/(payments) .........      (26,033)            --        (12,192)        (1,467)            --              --
                                        -----------    -----------    -----------    -----------    -----------    ------------
     Net increase (decrease) in
       net assets resulting from
       unit transactions .............     (104,091)     4,581,375       (162,934)     1,411,241        111,958          51,611
                                        -----------    -----------    -----------    -----------    -----------    ------------
     Net increase (decrease) in
       net assets ....................      484,229      4,608,359      1,520,157      1,847,532        115,717          51,474
Net Assets:
   Beginning of year .................    4,608,359             --      4,952,029      3,104,497         51,474              --
                                        -----------    -----------    -----------    -----------    -----------    ------------
   End of year .......................  $ 5,092,588    $ 4,608,359    $ 6,472,186    $ 4,952,029    $   167,191    $     51,474
                                        ===========    ===========    ===========    ===========    ===========    ============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

    DWSI Capital Growth       DWSI Global Opportunities        DWSI Growth & Income           DWSI Health Care
   Subaccount (Class B)          Subaccount (Class B)          Subaccount (Class B)          Subaccount (Class B)
--------------------------    --------------------------    --------------------------    --------------------------
    2006          2005           2006           2005           2006            2005           2006           2005
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
$   (87,489)   $   (56,526)   $   (33,699)   $   (33,381)   $   (65,550)   $   (46,282)   $   (53,548)   $   (40,212)
    113,520         24,586        122,779         18,792        149,319         31,056         54,936         14,873

    190,167        384,640        466,588        349,426        385,850        207,868        100,207        162,856
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

    216,198        352,700        555,668        334,837        469,619        192,642        101,595        137,517
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

     60,795        628,745        100,800      1,203,445        144,718      1,038,006         76,302      1,006,960

  4,715,576      2,838,571        337,936        299,802      2,909,906        732,248        184,219        223,559
     (1,000)          (908)          (656)          (356)        (1,164)          (881)          (570)          (451)
   (236,348)      (166,357)      (132,508)       (84,469)      (207,196)      (289,265)      (135,987)       (55,962)

 (1,054,981)      (236,194)      (334,672)       (98,034)      (833,642)      (255,356)      (226,845)      (129,140)
    (19,318)        (7,260)       (28,574)        (3,919)        (1,898)        (6,578)        (1,905)        (2,369)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

  3,464,724      3,056,597        (57,674)     1,316,469      2,010,724      1,218,174       (104,786)     1,042,597
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

  3,680,922      3,409,297        497,994      1,651,306      2,480,343      1,410,816         (3,191)     1,180,114

  4,338,139        928,842      2,876,709      1,225,403      4,463,444      3,052,628      2,656,647      1,476,533
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
$ 8,019,061    $ 4,338,139    $ 3,374,703    $ 2,876,709    $ 6,943,787    $ 4,463,444    $ 2,653,456    $ 2,656,647
===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                                        DWSII Dreman Financial
                                            DWSI International           Services Subaccount          DWSII All Cap Growth
                                           Subaccount (Class B)                (Class B)              Subaccount (Class B)
                                        --------------------------    --------------------------    --------------------------
                                            2006          2005           2006            2005          2006           2005
                                        -----------    -----------    -----------    -----------    -----------    -----------
Operations:
   Net investment income (loss) ......  $   (12,611)   $   (16,936)   $    40,183    $   (14,181)   $    (8,829)   $    (4,664)
   Realized gain (loss) ..............      177,533         24,378        188,983          2,654        102,946          4,387
   Change in unrealized gain (loss)
     on investments ..................      483,467        310,524       (119,012)        11,573        (45,978)        30,276
                                        -----------    -----------    -----------    -----------    -----------    -----------
     Net increase (decrease) in
       net assets resulting from
       operations ....................      648,389        317,966        110,154             46         48,139         29,999
                                        -----------    -----------    -----------    -----------    -----------    -----------
Unit Transactions:
   Participant purchase payments .....       46,169        640,594         82,766        952,520         31,954        145,662
   Participant transfers from other
     funding options .................    2,771,594        214,778        116,519        126,976        237,377         73,379
   Administrative charges ............         (611)          (523)          (670)          (506)          (294)           (90)
   Contract surrenders ...............      (95,007)       (79,422)       (36,692)       (41,435)        (3,145)        (2,587)
   Participant transfers to other
     funding options .................     (738,845)      (106,312)    (2,683,122)      (124,800)      (677,707)       (12,187)
   Other receipts/(payments) .........      (30,813)        (3,090)            43         (1,385)            --             --
                                        -----------    -----------    -----------    -----------    -----------    -----------
     Net increase (decrease) in
       net assets resulting from
       unit transactions .............    1,952,487        666,025     (2,521,156)       911,370       (411,815)       204,177
                                        -----------    -----------    -----------    -----------    -----------    -----------
     Net increase (decrease) in
       net assets ....................    2,600,876        983,991     (2,411,002)       911,416       (363,676)       234,176
Net Assets:
   Beginning of year .................    2,772,143      1,788,152      2,411,002      1,499,586        363,676        129,500
                                        -----------    -----------    -----------    -----------    -----------    -----------
   End of year .......................  $ 5,373,019    $ 2,772,143    $        --    $ 2,411,002    $        --    $   363,676
                                        ===========    ===========    ===========    ===========    ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                                     DWSII Conservative                 DWSII Core
       DWSII Balanced                  DWSII Blue Chip             Allocation Subaccount               Fixed Income
    Subaccount (Class B)            Subaccount (Class B)                 (Class B)                  Subaccount (Class B)
----------------------------    ----------------------------    ----------------------------    ----------------------------
    2006            2005            2006            2005            2006            2005            2006            2005
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$      6,768    $     (7,827)   $    (85,098)   $    (62,358)   $    (81,911)   $    (90,799)   $     83,220    $     67,495
      65,242           6,755         580,480         144,554         102,579          37,553         (20,041)         59,591

     234,008          76,789         227,321         314,245         594,876         196,512          52,161        (132,997)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     306,018          75,717         722,703         396,441         615,544         143,266         115,340          (5,911)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     103,256       1,650,061         282,571       1,863,713         311,420       4,253,118          88,854       1,425,137

     218,433         308,529       2,065,536       1,800,424       4,471,601       1,110,623         549,449         554,065
        (852)           (522)         (1,489)           (913)         (2,187)           (695)         (1,168)         (1,058)
    (246,646)        (73,799)       (197,040)       (244,672)       (229,036)       (159,380)       (342,241)       (399,814)

    (749,500)       (111,940)     (2,341,528)     (1,451,068)       (633,025)       (852,764)       (650,079)       (210,948)
     (50,787)             --         (38,649)        (12,157)       (231,256)             --         (15,361)        (22,095)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

    (726,096)      1,772,329        (230,599)      1,955,327       3,687,517       4,350,902        (370,546)      1,345,287
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

    (420,078)      1,848,046         492,104       2,351,768       4,303,061       4,494,168        (255,206)      1,339,376

   4,470,510       2,622,464       5,357,856       3,006,088       6,925,403       2,431,235       6,498,674       5,159,298
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$  4,050,432    $  4,470,510    $  5,849,960    $  5,357,856    $ 11,228,464    $  6,925,403    $  6,243,468    $  6,498,674
============    ============    ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                            DWSII Davis Venture             DWSII Dreman High               DWSII Dreman Small
                                              Value Subaccount                Return Equity                   Mid Cap Value
                                                  (Class B)                Subaccount (Class B)            Subaccount (Class B)
                                       ----------------------------    ----------------------------    ----------------------------
                                            2006           2005            2006            2005            2006            2005
                                       ------------    ------------    ------------    ------------    ------------    ------------
Operations:
   Net investment income (loss) .....  $   (159,272)   $   (112,266)   $   (102,278)   $    (70,599)   $   (137,196)   $    (94,768)
   Realized gain (loss) .............       172,203          44,668         879,283          65,970         817,446         431,225
   Change in unrealized gain (loss)
     on investments .................     1,038,820         591,739       1,501,496         574,819       1,024,068         148,990
                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase (decrease) in
       net assets resulting from
       operations ...................     1,051,751         524,141       2,278,501         570,190       1,704,318         485,447
                                       ------------    ------------    ------------    ------------    ------------    ------------
Unit Transactions:
   Participant purchase payments ....       865,305       2,771,733         994,796       5,117,470         728,868       3,071,603
   Participant transfers from other
     funding options ................       781,176         565,474       5,619,090       1,170,541         536,892         597,368
   Administrative charges ...........        (1,604)         (1,138)         (3,199)         (1,661)         (1,534)           (961)
   Contract surrenders ..............      (342,323)       (361,335)       (491,942)       (301,165)       (328,276)       (149,763)
   Participant transfers to other
     funding options ................      (861,411)       (401,965)       (809,419)       (806,421)       (817,226)       (328,970)
   Other receipts/(payments) ........       (35,413)        (10,993)         (7,739)         (4,149)        (29,530)         (4,593)
                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase (decrease) in
       net assets resulting from
       unit transactions ............       405,730       2,561,776       5,301,587       5,174,615          89,194       3,184,684
                                       ------------    ------------    ------------    ------------    ------------    ------------
     Net increase (decrease) in
       net assets ...................     1,457,481       3,085,917       7,580,088       5,744,805       1,793,512       3,670,131
Net Assets:
   Beginning of year ................     8,265,425       5,179,508      11,585,414       5,840,609       7,469,668       3,799,537
                                       ------------    ------------    ------------    ------------    ------------    ------------
   End of year ......................  $  9,722,906    $  8,265,425    $ 19,165,502    $ 11,585,414    $  9,263,180    $  7,469,668
                                       ============    ============    ============    ============    ============    ============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                        DWSII Global              DWSII Government &                DWSII Growth
     DWSII Foreign Value            Thematic Subaccount           Agency Securities            Allocation Subaccount
    Subaccount (Class B)                 (Class B)               Subaccount (Class B)                (Class B)
----------------------------    --------------------------    --------------------------    ----------------------------
    2006            2005            2006           2005           2006           2005           2006            2005
------------    ------------    -----------    -----------    -----------    -----------    ------------    ------------
$     12,256    $     (5,203)   $   (66,983)   $   (45,321)   $    19,098    $    21,937    $   (214,207)   $   (207,045)
     444,728           8,494        361,385         50,577         (7,930)         8,575         401,021          29,017

     (98,706)         96,840        591,591        461,231         18,107        (27,734)      1,655,329         832,452
------------    ------------    -----------    -----------    -----------    -----------    ------------    ------------

     358,278         100,131        885,993        466,487         29,275          2,778       1,842,143         654,424
------------    ------------    -----------    -----------    -----------    -----------    ------------    ------------

     186,545       1,401,681        107,837        865,809          1,171        350,900         495,806      10,049,910

      80,782         227,514      1,076,736        415,847        363,226        126,475       1,523,186       2,316,322
        (460)            (87)          (712)          (480)          (334)          (270)         (3,840)         (1,459)
     (51,339)         (4,646)      (108,662)       (65,535)       (53,153)       (68,228)       (417,581)       (303,046)

  (2,386,955)        (15,164)      (445,596)      (249,836)      (217,987)      (164,343)     (2,005,558)       (101,027)
        (100)             --         (2,688)        (3,668)       (21,792)          (429)        (43,691)             --
------------    ------------    -----------    -----------    -----------    -----------    ------------    ------------

  (2,171,527)      1,609,298        626,915        962,137         71,131        244,105        (451,678)     11,960,700
------------    ------------    -----------    -----------    -----------    -----------    ------------    ------------

  (1,813,249)      1,709,429      1,512,908      1,428,624        100,406        246,883       1,390,465      12,615,124

   1,813,249         103,820      2,960,163      1,531,539      1,481,054      1,234,171      17,466,747       4,851,623
------------    ------------    -----------    -----------    -----------    -----------    ------------    ------------
$         --    $  1,813,249    $ 4,473,071    $ 2,960,163    $ 1,581,460    $ 1,481,054    $ 18,857,212    $ 17,466,747
============    ============    ===========    ===========    ===========    ===========    ============    ============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                                              DWSII Income           DWSII International
                                                 DWSII High Income        Allocation Subaccount         Select Equity
                                               Subaccount (Class B)             (Class B)           Subaccount (Class B)
                                             ------------------------   ------------------------   -----------------------
                                                2006          2005         2006          2005         2006         2005
                                             -----------   ----------   -----------   ----------   ----------   ----------
Operations:
   Net investment income (loss) ..........   $   277,384   $  295,551   $    81,386   $  (55,423)  $  (21,578)  $    7,992
   Realized gain (loss) ..................         2,658      (32,664)       81,480       27,469      164,722       32,909
   Change in unrealized gain (loss)
     on investments ......................       142,710     (181,159)     (115,681)     102,265      789,456      376,930
                                             -----------   ----------   -----------   ----------   ----------   ----------
     Net increase (decrease) in
       net assets resulting from
       operations ........................       422,752       81,728        47,185       74,311      932,600      417,831
                                             -----------   ----------   -----------   ----------   ----------   ----------
Unit Transactions:
   Participant purchase payments .........        87,013    2,070,437       177,039    2,715,435      316,584    1,692,449
   Participant transfers from other
     funding options .....................       722,951    1,245,900       184,579      622,227      424,403      211,995
   Administrative charges ................        (1,180)        (930)         (896)        (437)        (843)        (570)
   Contract surrenders ...................      (224,835)    (169,139)      (70,552)    (263,086)    (192,475)    (155,783)
   Participant transfers to other
     funding options .....................      (787,673)  (1,002,996)   (3,485,583)    (914,755)    (548,701)    (257,342)
   Other receipts/(payments) .............       (44,621)      (1,898)           --           --       (8,367)      (3,407)
                                             -----------   ----------   -----------   ----------   ----------   ----------
     Net increase (decrease) in
       net assets resulting from
       unit transactions .................      (248,345)   2,141,374    (3,195,413)   2,159,384       (9,399)   1,487,342
                                             -----------   ----------   -----------   ----------   ----------   ----------
     Net increase (decrease) in
       net assets ........................       174,407    2,223,102    (3,148,228)   2,233,695      923,201    1,905,173
Net Assets:
   Beginning of year .....................     5,497,082    3,273,980     3,148,228      914,533    4,097,412    2,192,239
                                             -----------   ----------   -----------   ----------   ----------   ----------
   End of year ...........................   $ 5,671,489   $5,497,082   $        --   $3,148,228   $5,020,613   $4,097,412
                                             ===========   ==========   ===========   ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

    DWSII Janus Growth           DWSII Janus Growth
   & Income Subaccount              Opportunities              DWSII Large Cap Core          DWSII Large Cap Value
        (Class B)                Subaccount (Class B)          Subaccount (Class B)          Subaccount (Class B)
--------------------------    --------------------------    --------------------------    --------------------------
    2006           2005           2006          2005            2006          2005            2006          2005
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
$   (44,214)   $   (36,432)   $   (15,229)   $    (8,853)   $   (43,328)   $   (15,111)   $   (22,954)   $   (14,563)
     76,911         16,664         79,540          4,499        363,172          3,674         28,146         18,741

    102,626        202,424        (74,316)        38,698        (99,808)        99,808        322,079        (10,867)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

    135,323        182,656        (10,005)        34,344        220,036         88,371        327,271         (6,689)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

    242,957        619,821         26,414        515,356        401,103      1,451,997         23,870        506,184

    198,633        223,236         80,015         19,472        517,566         83,279        102,040        273,220
       (429)          (344)          (148)           (69)          (416)           (69)          (608)          (557)
   (151,025)       (57,982)       (15,280)       (16,422)      (137,759)        (2,933)      (118,046)      (165,642)

   (269,745)       (36,046)      (911,191)       (32,444)    (2,660,731)       (18,938)      (108,859)      (244,355)
    (11,797)          (190)            --             --            862             --             --         (2,947)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

      8,594        748,495       (820,190)       485,893     (1,879,375)     1,513,336       (101,603)       365,903
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

    143,917        931,151       (830,195)       520,237     (1,659,339)     1,601,707        225,668        359,214

  2,313,733      1,382,582        830,195        309,958      1,659,339         57,632      2,650,309      2,291,095
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
$ 2,457,650    $ 2,313,733    $        --    $   830,195    $        --    $ 1,659,339    $ 2,875,977    $ 2,650,309
===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                    DWSII MFS(R)              DWSII Mid Cap             DWSII Moderate
                                                  Strategic Value           Growth Subaccount        Allocation Subaccount
                                                Subaccount (Class B)            (Class B)                 (Class B)
                                             -------------------------   -----------------------   -------------------------
                                                 2006          2005         2006         2005         2006          2005
                                             ------------   ----------   ----------   ----------   -----------  ------------
Operations:
   Net investment income (loss) ..........   $    (14,646)  $  (26,986)  $  (15,707)  $  (12,058)  $  (189,091)  $  (205,485)
   Realized gain (loss) ..................         61,353      210,412       26,112       11,067       256,123        34,353
   Change in unrealized gain (loss)
     on investments ......................          9,410     (234,740)      55,324       77,763     1,325,633       657,952
                                             ------------   ----------   ----------   ----------   -----------  ------------
     Net increase (decrease) in
       net assets resulting from
       operations ........................         56,117      (51,314)      65,729       76,772     1,392,665       486,820
                                             ------------   ----------   ----------   ----------   -----------  ------------
Unit Transactions:
   Participant purchase payments .........         52,153      231,929      106,666      100,262       981,414     9,694,962
   Participant transfers from other
     funding options .....................         29,193      153,732      163,058      117,712     1,273,602     1,546,484
   Administrative charges ................           (376)        (370)        (176)        (138)       (3,675)       (1,596)
   Contract surrenders ...................        (77,175)    (193,380)      (5,150)     (18,604)     (501,079)     (309,072)
   Participant transfers to other
     funding options .....................     (2,161,560)     (48,948)    (147,157)     (51,439)   (1,081,913)     (188,950)
   Other receipts/(payments) .............        (17,001)          22           --       (5,559)     (245,987)         (213)
                                             ------------   ----------   ----------   ----------   -----------  ------------
     Net increase (decrease) in
       net assets resulting from
       unit transactions .................     (2,174,766)     142,985      117,241      142,234       422,362    10,741,615
                                             ------------   ----------   ----------   ----------   -----------  ------------
     Net increase (decrease) in
       net assets ........................     (2,118,649)      91,671      182,970      219,006     1,815,027    11,228,435
Net Assets:
   Beginning of year .....................      2,118,649    2,026,978      705,057      486,051    15,626,649     4,398,214
                                             ------------   ----------   ----------   ----------   -----------  ------------
   End of year ...........................   $         --   $2,118,649   $  888,027   $  705,057   $17,441,676   $15,626,649
                                             ============   ==========   ==========   ==========   ===========  ============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

        DWSII Money              DWSII Oak Strategic
     Market Subaccount            Equity Subaccount           DWSII Small Cap Growth        DWSII Strategic Income
         (Class B)                    (Class B)                Subaccount (Class B)           Subaccount (Class B)
--------------------------    --------------------------    --------------------------    --------------------------
   2006           2005            2006           2005          2006           2005            2006          2005
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
$    89,664    $    23,735    $   (37,791)   $   (29,431)   $   (61,628)   $   (40,576)   $   103,134    $   165,122
         --             --        128,228            145         38,440         11,700         46,099          8,406

         --             --        (48,947)       (12,841)       100,656        176,910        156,271       (167,955)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

     89,664         23,735         41,490        (42,127)        77,468        148,034        305,504          5,573
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

    410,693      3,232,241         25,760      1,129,882        278,354        986,467        161,445      1,282,522

  6,923,741      4,395,174         78,714        105,925        292,218        562,139      1,006,227        969,681
       (553)          (642)          (459)          (310)          (593)          (467)          (918)          (621)
   (556,025)      (554,790)       (45,530)       (14,998)      (115,485)       (99,788)       (76,213)       (96,573)

 (4,912,150)    (6,440,547)    (2,166,507)       (61,132)      (174,585)       (87,995)      (934,986)      (148,878)
         --         (1,311)        (6,015)            --         (2,316)        (4,868)       (73,527)            85
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

  1,865,706        630,125     (2,114,037)     1,159,367        277,593      1,355,488         82,028      2,006,216
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

  1,955,370        653,860     (2,072,547)     1,117,240        355,061      1,503,522        387,532      2,011,789

  2,964,503      2,310,643      2,072,547        955,307      2,688,162      1,184,640      4,617,125      2,605,336
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
$ 4,919,873    $ 2,964,503    $        --    $ 2,072,547    $ 3,043,223    $ 2,688,162    $ 5,004,657    $ 4,617,125
===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                                                DWSII Turner                 FAMVS Mercury
                                                  DWSII Technology             Mid Cap Growth           Global Allocation V.I.
                                                Subaccount (Class B)        Subaccount (Class B)        Subaccount (Class III)
                                             --------------------------   ------------------------   ----------------------------
                                                 2006          2005          2006          2005           2006           2005
                                             -----------   ------------   ----------   -----------   -------------   ------------
Operations:
   Net investment income (loss) ...........  $   (25,551)  $    (20,374)  $  (43,932)  $   (34,019)  $     (50,379)  $     57,648
   Realized gain (loss) ...................        7,045          1,358      197,886        10,978       1,134,832          4,848
   Change in unrealized gain (loss)
     on investments .......................      (12,584)        53,452      (64,557)      180,703        (447,279)       422,741
                                             -----------   ------------   ----------   -----------   -------------   ------------
     Net increase (decrease) in
       net assets resulting from
       operations .........................      (31,090)        34,436       89,397       157,662         637,174        485,237
                                             -----------   ------------   ----------   -----------   -------------   ------------
Unit Transactions:
   Participant purchase payments ..........       31,999        126,982       54,418       310,173         528,511      3,192,775
   Participant transfers from other
     funding options ......................      128,349        331,754      175,552       221,850         259,354      2,303,339
   Administrative charges .................         (409)          (312)        (432)         (363)             --           (621)
   Contract surrenders ....................      (56,542)       (79,072)     (55,413)      (33,451)        (10,392)       (23,140)
   Participant transfers to other
     funding options ......................     (198,669)       (25,176)    (202,054)      (52,987)     (8,530,683)      (162,666)
   Other receipts/(payments) ..............      (44,297)        (1,533)         124        (1,830)             --        (16,262)
                                             -----------   ------------   ----------   -----------   -------------   ------------
     Net increase (decrease) in
       net assets resulting from
       unit transactions ..................     (139,569)       352,643      (27,805)      443,392      (7,753,210)     5,293,425
                                             -----------   ------------   ----------   -----------   -------------   ------------
     Net increase (decrease) in
       net assets .........................     (170,659)       387,079       61,592       601,054      (7,116,036)     5,778,662
Net Assets:
   Beginning of year ......................    1,362,970        975,891    2,052,379     1,451,325       7,116,036      1,337,374
                                             -----------   ------------   ----------   -----------   -------------   ------------
   End of year ............................  $ 1,192,311   $  1,362,970   $2,113,971   $ 2,052,379   $          --   $  7,116,036
                                             ===========   ============   ==========   ===========   =============   ============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

    FAMVS Mercury Value              FTVIPT Franklin          FTVIPT Franklin Small-Mid           FTVIPT Mutual
     Opportunities V.I.        Rising Dividends Securities      Cap Growth Securities           Shares Securities
   Subaccount (Class III)         Subaccount (Class 2)          Subaccount (Class 2)           Subaccount (Class 2)
----------------------------   ---------------------------   ---------------------------   ---------------------------
    2006           2005            2006           2005           2006           2005           2006           2005
------------    ------------   ------------   ------------   ------------   ------------   ------------   ------------
$    (38,249)   $    (38,657)  $   (108,097)  $    (91,899)  $    (88,042)  $    (65,405)  $    (50,979)  $    (57,403)
  (1,254,151)      2,095,344        208,846         67,207        103,802         10,854      1,267,347         21,140

   1,929,234      (1,615,488)     1,660,377        287,921        285,461        218,265       (699,943)       539,495
------------    ------------   ------------   ------------   ------------   ------------   ------------   ------------

     636,834         441,199      1,761,126        263,229        301,221        163,714        516,425        503,232
------------    ------------   ------------   ------------   ------------   ------------   ------------   ------------

      73,564       1,685,267      2,022,600      3,710,110        978,769      1,213,943        256,133      3,306,524

     203,857       1,802,582      1,263,572      2,098,429        516,711        552,064        237,327      1,582,509
          (2)           (957)        (3,467)        (2,286)        (1,862)        (1,269)           (12)        (1,192)
     (21,424)        (26,294)      (695,092)      (296,138)      (377,784)       (98,566)       (56,703)      (105,835)

  (6,433,502)       (122,136)      (757,178)      (608,726)      (221,516)       (72,188)    (8,388,187)       (76,930)
          --              --       (205,445)       (34,380)      (251,313)      (156,749)       (27,352)        (2,650)
------------    ------------   ------------   ------------   ------------   ------------   ------------   ------------

  (6,177,507)      3,338,462      1,624,990      4,867,009        643,005      1,437,235     (7,978,794)     4,702,426
------------    ------------   ------------   ------------   ------------   ------------   ------------   ------------

  (5,540,673)      3,779,661      3,386,116      5,130,238        944,226      1,600,949     (7,462,369)     5,205,658

   5,540,673       1,761,012     11,153,383      6,023,145      4,165,424      2,564,475      7,462,369      2,256,711
------------    ------------   ------------   ------------   ------------   ------------   ------------   ------------
$         --    $  5,540,673   $ 14,539,499   $ 11,153,383   $  5,109,650   $  4,165,424   $         --   $  7,462,369
============    ============   ============   ============   ============   ============   ============   ============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                              FTVIPT Templeton                FTVIPT Templeton               FTVIPT Templeton
                                        Developing Markets Securities        Foreign Securities              Growth Securities
                                            Subaccount (Class 2)            Subaccount (Class 2)           Subaccount (Class 2)
                                        -----------------------------   ----------------------------   ---------------------------
                                            2006            2005            2006           2005            2006           2005
                                        ------------   --------------   ------------   -------------   ------------   ------------
Operations:
   Net investment income (loss) ......  $   (108,038)  $      (44,240)  $   (126,452)  $     (84,568)  $    (92,528)  $    (79,653)
   Realized gain (loss) ..............       371,607           27,204        228,189          15,237      2,597,843         16,574
   Change in unrealized gain (loss)
     on investments ..................     2,437,538        1,622,640      2,882,934       1,142,774     (1,274,206)       862,872
                                        ------------   --------------   ------------   -------------   ------------   ------------
     Net increase (decrease) in
       net assets resulting from
       operations ....................     2,701,107        1,605,604      2,984,671       1,073,443      1,231,109        799,793
                                        ------------   --------------   ------------   -------------   ------------   ------------
Unit Transactions:
   Participant purchase payments .....       939,500        3,992,788      1,853,819       5,904,807        864,233      7,158,056
   Participant transfers from other
     funding options .................     2,651,594        2,212,798      2,256,695       3,704,045        250,772      1,752,742
   Administrative charges ............        (3,231)          (1,365)        (4,816)         (2,276)            (5)        (2,437)
   Contract surrenders ...............      (111,436)         (20,000)      (489,647)       (135,885)       (52,983)      (143,195)
   Participant transfers to other
     funding options .................    (2,179,631)        (514,413)    (1,773,034)       (621,547)   (16,141,025)      (396,247)
   Other receipts/(payments) .........       (31,814)              --       (166,748)        (87,714)        (9,486)       (20,697)
                                        ------------   --------------   ------------   -------------   ------------   ------------
     Net increase (decrease) in
       net assets resulting from
       unit transactions .............     1,264,982        5,669,808      1,676,269       8,761,430    (15,088,494)     8,348,222
                                        ------------   --------------   ------------   -------------   ------------   ------------
     Net increase (decrease) in
       net assets ....................     3,966,089        7,275,412      4,660,940       9,834,873    (13,857,385)     9,148,015
Net Assets:
   Beginning of year .................    10,403,701        3,128,289     15,073,502       5,238,629     13,857,385      4,709,370
                                        ------------   --------------   ------------   -------------   ------------   ------------
   End of year .......................  $ 14,369,790   $   10,403,701   $ 19,734,442   $  15,073,502   $         --   $ 13,857,385
                                        ============   ==============   ============   =============   ============   ============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                   Janus Aspen              Janus Aspen Global            Janus Aspen Global
                               Balanced Subaccount       Life Sciences Subaccount       Technology Subaccount
  High Yield Bond Trust          (Service Shares)            (Service Shares)              (Service Shares)
-------------------------   -------------------------   --------------------------   ---------------------------
    2006         2005          2006           2005         2006           2005          2006            2005
-----------   -----------   -----------   -----------   -----------    -----------   -----------   -------------
$   410,789   $   (83,447)  $    (2,378)  $       454   $    (4,846)   $    (4,348)  $   (17,695)  $     (10,344)
   (218,503)         (128)       50,845           528         5,662            962        13,782           1,625

    (50,708)      101,469       (37,046)       18,116         9,450         24,772        50,725          75,853
-----------   -----------   -----------   -----------   -----------    -----------   -----------   -------------

    141,578        17,894        11,421        19,098        10,266         21,386        46,812          67,134
-----------   -----------   -----------   -----------   -----------    -----------   -----------   -------------

    299,338     3,754,563         3,049         7,552           366            366       112,490         277,882

    493,624     1,680,812         8,632        20,110         2,452          7,512       185,486          82,222
         (1)       (1,299)           --          (116)         (119)          (121)         (341)           (220)
    (16,602)     (353,897)           --            --        (4,246)        (7,083)       (9,889)         (1,511)

 (7,299,951)     (263,490)     (378,264)       (1,491)       (1,423)        (1,172)      (91,786)        (40,220)
     (3,563)       (1,581)           --            --            --             --       (10,012)             --
-----------   -----------   -----------   -----------   -----------    -----------   -----------   -------------

 (6,527,155)    4,815,108      (366,583)       26,055        (2,970)          (498)      185,948         318,153
-----------   -----------   -----------   -----------   -----------    -----------   -----------   -------------

 (6,385,577)    4,833,002      (355,162)       45,153         7,296         20,888       232,760         385,287

  6,385,577     1,552,575       355,162       310,009       230,301        209,413       766,425         381,138
-----------   -----------   -----------   -----------   -----------    -----------   -----------   -------------
$        --   $ 6,385,577   $        --   $   355,162   $   237,597    $   230,301   $   999,185   $     766,425
===========   ===========   ===========   ===========   ===========    ===========   ===========   =============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                 Janus Aspen Worldwide
                                                   Growth Subaccount         Lazard Retirement           LMPVPI All Cap
                                                    (Service Shares)       Small Cap Subaccount       Subaccount (Class I)
                                                 ---------------------   ------------------------   ------------------------
                                                    2006        2005         2006         2005          2006         2005
                                                 ----------  ---------   -----------  -----------   -----------  -----------
Operations:
   Net investment income (loss) ..............   $     (686) $  (1,031)  $   (87,188) $   (70,289)  $   (22,406) $   (29,885)
   Realized gain (loss) ......................        1,761      1,533       781,662      299,526       199,926       12,511
   Change in unrealized gain (loss)
     on investments ..........................       33,524      7,730      (123,613)     (95,704)      449,181      125,045
                                                 ----------  ---------   -----------  -----------   -----------  -----------
     Net increase (decrease) in
       net assets resulting from
       operations ............................       34,599      8,232       570,861      133,533       626,701      107,671
                                                 ----------  ---------   -----------  -----------   -----------  -----------
Unit Transactions:
   Participant purchase payments .............          567     60,639       262,738    1,802,995       146,402    1,051,897
   Participant transfers from other
     funding options .........................        4,205     17,715       279,932      838,903        80,010      311,674
   Administrative charges ....................          (56)       (40)       (1,558)        (866)       (1,225)        (949)
   Contract surrenders .......................       (5,976)    (2,652)      (94,014)     (34,450)      (90,196)     (30,266)
   Participant transfers to other
     funding options .........................       (1,573)      (768)   (5,790,287)    (116,242)     (144,839)    (156,816)
   Other receipts/(payments) .................           --         --       (12,293)          --            --           --
                                                 ----------  ---------   -----------  -----------   -----------  -----------
     Net increase (decrease) in
       net assets resulting from
       unit transactions .....................       (2,833)    74,894    (5,355,482)   2,490,340        (9,848)   1,175,540
                                                 ----------  ---------   -----------  -----------   -----------  -----------
     Net increase (decrease) in
       net assets ............................       31,766     83,126    (4,784,621)   2,623,873       616,853    1,283,211
Net Assets:
   Beginning of year .........................      218,939    135,813     4,784,621    2,160,748     3,927,591    2,644,380
                                                 ----------  ---------   -----------  -----------   -----------  -----------
   End of year ...............................   $  250,705  $ 218,939   $        --  $ 4,784,621   $ 4,544,444  $ 3,927,591
                                                 ==========  =========   ===========  ===========   ===========  ===========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

    LMPVPI All Cap           LMPVPI Investors         LMPVPI Large Cap Growth     LMPVPI Small Cap Growth
Subaccount (Class II)      Subaccount (Class I)        Subaccount (Class I)        Subaccount (Class I)
---------------------   -------------------------   --------------------------   -------------------------
  2006         2005         2006          2005          2006           2005          2006          2005
---------   ---------   -----------   -----------   ------------   -----------   -----------   -----------
$     317   $    (220)  $    (8,150)  $   (11,330)  $    (49,824)  $   (41,339)  $   (95,035)  $   (67,528)
    7,676          29       113,805        24,133         29,137        18,950       307,334       349,692

    9,801       1,421       322,155       103,601         81,311       116,190       251,001      (108,326)
---------   ---------   -----------   -----------   ------------   -----------   -----------   -----------

   17,794       1,230       427,810       116,404         60,624        93,801       463,300       173,838
---------   ---------   -----------   -----------   ------------   -----------   -----------   -----------

  183,253      22,262       237,656       519,184        133,332       723,827       243,120     1,523,852

    2,208          --       134,550       350,081        149,840       385,363       527,588       466,592
      (18)         (1)         (921)         (718)        (1,019)         (845)       (1,740)       (1,180)
   (1,142)         --       (54,063)      (43,916)       (31,012)      (11,346)     (154,261)      (46,115)

     (256)         --      (203,055)     (133,096)      (354,249)     (260,097)     (607,551)     (146,365)
       --          --            --        (1,010)            --            --       (36,982)           --
---------   ---------   -----------   -----------   ------------   -----------   -----------   -----------

  184,045      22,261       114,167       690,525       (103,108)      836,902       (29,826)    1,796,784
---------   ---------   -----------   -----------   ------------   -----------   -----------   -----------

  201,839      23,491       541,977       806,929        (42,484)      930,703       433,474     1,970,622

   23,491          --     2,550,123     1,743,194      2,653,292     1,722,589     4,492,425     2,521,803
---------   ---------   -----------   -----------   ------------   -----------   -----------   -----------
$ 225,330   $  23,491   $ 3,092,100   $ 2,550,123   $  2,610,808   $ 2,653,292   $ 4,925,899   $ 4,492,425
=========   =========   ===========   ===========   ============   ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                                                 LMPVPII Aggressive          LMPVPII Aggressive
                                                    LMPVPI Total Return          Growth Subaccount           Growth Subaccount
                                                   Subaccount (Class II)             (Class I)                   (Class II)
                                                 -------------------------   -------------------------   -------------------------
                                                     2006          2005         2006           2005          2006          2005
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Operations:
   Net investment income (loss) ..............   $    13,187   $     6,210   $  (163,818)  $  (105,904)  $  (120,910)  $   (81,225)
   Realized gain (loss) ......................       108,496        14,901       143,032        17,077       118,217        21,678
   Change in unrealized gain (loss)
     on investments ..........................       253,320        23,149       716,481       664,579       503,219       448,106
                                                 -----------   -----------   -----------   -----------   -----------   -----------
     Net increase (decrease) in
       net assets resulting from
       operations ............................       375,003        44,260       695,695       575,752       500,526       388,559
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Unit Transactions:
   Participant purchase payments .............     1,347,454       968,147       773,934     3,204,920     1,785,627     1,503,258
   Participant transfers from other
     funding options .........................       258,080       366,091       339,982     1,167,418       427,438       435,699
   Administrative charges ....................        (1,163)         (764)       (2,690)       (1,536)       (1,954)       (1,326)
   Contract surrenders .......................      (102,544)     (105,986)     (194,003)      (76,001)     (277,122)      (42,422)
   Participant transfers to other
     funding options .........................       (90,927)      (13,524)     (737,160)     (192,754)     (502,030)     (174,485)
   Other receipts/(payments) .................       (82,439)          165       (66,802)           --       (12,664)     (154,806)
                                                 -----------   -----------   -----------   -----------   -----------   -----------
     Net increase (decrease) in
       net assets resulting from
       unit transactions .....................     1,328,461     1,214,129       113,261     4,102,047     1,419,295     1,565,918
                                                 -----------   -----------   -----------   -----------   -----------   -----------
     Net increase (decrease) in
       net assets ............................     1,703,464     1,258,389       808,956     4,677,799     1,919,821     1,954,477
Net Assets:
   Beginning of year .........................     2,591,349     1,332,960     7,652,506     2,974,707     5,211,764     3,257,287
                                                 -----------   -----------   -----------   -----------   -----------   -----------
   End of year ...............................   $ 4,294,813   $ 2,591,349   $ 8,461,462   $ 7,652,506   $ 7,131,585   $ 5,211,764
                                                 ===========   ===========   ===========   ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

       LMPVPII Equity
      Index Subaccount        LMPVPII Growth and Income   LMPVPIII Adjustable Rate    LMPVPIII Social Awareness
         (Class II)              Subaccount (Class I)         Income Subaccount            Stock Subaccount
---------------------------   -------------------------   -------------------------   -------------------------
    2006           2005           2006          2005          2006          2005          2006          2005
------------   ------------   -----------   -----------   -----------   -----------   ------------   ----------
$    (75,050)  $    (42,892)  $   (23,196)  $   (19,617)  $    70,619   $    49,225   $    (11,381)  $   (5,901)
     338,399         53,667        21,591         4,245         3,332           470          2,776        1,227

   1,293,047        337,946       156,564        46,692        (8,331)      (39,101)        56,600       35,780
------------   ------------   -----------   -----------   -----------   -----------   ------------   ----------

   1,556,396        348,721       154,959        31,320        65,620        10,594         47,995       31,106
------------   ------------   -----------   -----------   -----------   -----------   ------------   ----------

     769,934      3,985,666        29,453       322,397       121,892     1,233,548         57,870      345,578

     684,964      1,586,282        67,774        48,238       868,401     1,236,380         61,974      133,286
      (5,339)        (4,235)         (436)         (407)         (777)         (468)          (435)        (225)
    (274,607)      (156,855)      (39,034)      (14,363)      (76,086)      (42,745)        (4,931)      (6,503)

  (1,127,877)      (450,607)      (26,288)      (30,802)     (893,533)     (506,459)       (15,852)      (2,467)
    (104,436)      (108,300)       (6,526)           --      (561,193)      (28,953)            --           --
------------   ------------   -----------   -----------   -----------   -----------   ------------   ----------

     (57,361)     4,851,951        24,943       325,063      (541,296)    1,891,303         98,626      469,669
------------   ------------   -----------   -----------   -----------   -----------   ------------   ----------

   1,499,035      5,200,672       179,902       356,383      (475,676)    1,901,897        146,621      500,775

  11,922,836      6,722,164     1,490,264     1,133,881     3,416,903     1,515,006        779,234      278,459
------------   ------------   -----------   -----------   -----------   -----------   ------------   ----------
$ 13,421,871   $ 11,922,836   $ 1,670,166   $ 1,490,264   $ 2,941,227   $ 3,416,903   $    925,855   $  779,234
============   ============   ===========   ===========   ===========   ===========   ============   ==========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                             Lord Abbett Growth              Lord Abbett
                                           and Income Subaccount            Mid-Cap Value
                                                 (Class VC)             Subaccount (Class VC)          Managed Assets Trust
                                        --------------------------   --------------------------   -----------------------------
                                            2006          2005           2006          2005            2006           2005
                                        ------------  ------------   ------------  ------------   -------------  --------------
Operations:
   Net investment income (loss) .....   $   (100,159) $    (60,987)  $   (186,978) $   (127,423)  $      66,210  $      (56,739)
   Realized gain (loss) .............        527,878       722,977      1,090,747       745,726         230,781          48,157
   Change in unrealized gain (loss)
     on investments .................      1,484,319      (300,784)       292,716       111,013        (165,817)        126,134
                                        ------------  ------------   ------------  ------------   -------------  --------------
     Net increase (decrease) in
       net assets resulting from
       operations ...................      1,912,038       361,206      1,196,485       729,316         131,174         117,552
                                        ------------  ------------   ------------  ------------   -------------  --------------
Unit Transactions:
   Participant purchase payments ....        578,596     5,130,745        445,233     5,615,866         258,391       2,996,144
   Participant transfers from other
     funding options ................      1,074,212     2,988,623        765,592     2,235,883          43,220         305,119
   Administrative charges ...........         (4,278)       (2,192)        (3,745)       (2,053)            (14)           (768)
   Contract surrenders ..............       (240,488)     (102,037)      (386,799)     (215,531)        (58,020)        (38,336)
   Participant transfers to other
     funding options ................       (574,292)     (288,092)    (1,549,227)     (395,538)     (4,229,539)       (117,025)
   Other receipts/(payments) ........        (82,956)      (50,232)       (76,270)      (22,682)       (657,076)        (35,092)
                                        ------------  ------------   ------------  ------------   -------------  --------------
     Net increase (decrease) in
       net assets resulting from
       unit transactions ............        750,794     7,676,815       (805,216)    7,215,945      (4,643,038)      3,110,042
                                        ------------  ------------   ------------  ------------   -------------  --------------
     Net increase (decrease) in
       net assets ...................      2,662,832     8,038,021        391,269     7,945,261      (4,511,864)      3,227,594
Net Assets:
   Beginning of year ................     12,372,028     4,334,007     12,645,805     4,700,544       4,511,864       1,284,270
                                        ------------  ------------   ------------  ------------   -------------  --------------
   End of year ......................   $ 15,034,860  $ 12,372,028   $ 13,037,074  $ 12,645,805   $          --  $    4,511,864
                                        ============  ============   ============  ============   =============  ==============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

    MIST Batterymarch           MIST BlackRock             MIST BlackRock               MIST Dreman
      Mid-Cap Stock              High Yield                Large-Cap Core             Small-Cap Value
  Subaccount (Class A)       Subaccount (Class A)       Subaccount (Class A)        Subaccount (Class A)
-----------------------   -------------------------   -------------------------   ------------------------
    2006         2005        2006           2005         2006          2005          2006         2005
-----------   ---------   ----------    -----------   -----------   -----------   ----------   -----------
$   (66,133)  $      --   $  (66,719)   $        --   $   (63,236)  $        --   $   (1,264)  $        --
    (21,896)         --        5,441             --        (7,192)           --        4,574            --

   (191,425)         --      316,030             --       323,399            --       21,871            --
-----------   ---------   ----------    -----------   -----------   -----------   ----------   -----------

   (279,454)         --      254,752             --       252,971            --       25,181            --
-----------   ---------   ----------    -----------   -----------   -----------   ----------   -----------

     19,891          --       55,615             --        37,948            --        4,113            --

  5,764,668          --    5,238,239             --     4,904,678            --      476,434            --
     (1,369)         --       (1,443)            --        (1,008)           --          (47)           --
    (60,583)         --      (91,532)            --       (28,802)           --       (3,486)           --

   (175,130)         --     (179,465)            --      (238,238)           --     (130,998)           --
         --          --       (9,637)            --       (23,047)           --           --            --
-----------   ---------   ----------    -----------   -----------   -----------   ----------   -----------

  5,547,477          --    5,011,777             --     4,651,531            --      346,016            --
-----------   ---------   ----------    -----------   -----------   -----------   ----------   -----------

  5,268,023          --    5,266,529             --     4,904,502            --      371,197            --

         --          --           --             --            --            --           --            --
-----------   ---------   ----------    -----------   -----------   -----------   ----------   -----------
$ 5,268,023   $      --   $5,266,529    $        --   $ 4,904,502   $        --   $  371,197   $        --
===========   =========   ==========    ===========   ===========   ===========   ==========   ===========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                            MIST Harris Oakmark           MIST Janus Capital         MIST Legg Mason Partners
                                         International Subaccount            Appreciation                 Managed Assets
                                                 (Class A)               Subaccount (Class A)          Subaccount (Class A)
                                        --------------------------   ---------------------------   ----------------------------
                                            2006           2005          2006           2005           2006            2005
                                        -----------    -----------   -----------    ------------   -----------    -------------
Operations:
   Net investment income (loss) .....   $   (67,019)   $        --   $  (105,402)   $         --   $   (54,382)   $          --
   Realized gain (loss) .............        (1,133)            --       (30,905)             --           953               --
   Change in unrealized gain (loss)
     on investments .................       626,947             --       302,770              --       270,959               --
                                        -----------    -----------   -----------    ------------   -----------    -------------
     Net increase (decrease) in
       net assets resulting from
       operations ...................       558,795             --       166,463              --       217,530               --
                                        -----------    -----------   -----------    ------------   -----------    -------------
Unit Transactions:
   Participant purchase payments ....        35,614             --       250,526              --        50,315               --
   Participant transfers from other
     funding options ................     6,166,803             --     8,746,409              --     4,337,962               --
   Administrative charges ...........        (1,545)            --        (2,875)             --        (1,350)              --
   Contract surrenders ..............      (103,008)            --      (142,853)             --       (93,707)              --
   Participant transfers to other
     funding options ................      (375,036)            --      (708,739)             --      (202,234)              --
   Other receipts/(payments) ........       (14,979)            --       (16,498)             --            --               --
                                        -----------    -----------   -----------    ------------   -----------    -------------
     Net increase (decrease) in
       net assets resulting from
       unit transactions ............     5,707,849             --     8,125,970              --     4,090,986               --
                                        -----------    -----------   -----------    ------------   -----------    -------------
     Net increase (decrease) in
       net assets ...................     6,266,644             --     8,292,433              --     4,308,516               --
Net Assets:
   Beginning of year ................            --             --            --              --            --               --
                                        -----------    -----------   -----------    ------------   -----------    -------------
   End of year ......................   $ 6,266,644    $        --   $ 8,292,433    $         --   $ 4,308,516    $          --
                                        ===========    ===========   ===========    ============   ===========    =============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

   MIST Lord Abbett Bond             MIST Lord Abbett               MIST Lord Abbett         MIST Met/AIM Capital
         Debenture                  Growth and Income                Mid-Cap Value               Appreciation
    Subaccount (Class A)           Subaccount (Class B)           Subaccount (Class B)       Subaccount (Class A)
---------------------------   ----------------------------   ---------------------------   ------------------------
    2006           2005           2006           2005            2006           2005           2006         2005
------------   ------------   ------------   -------------   ------------   ------------   ------------   ---------
$    (46,782)  $         --   $   (169,137)  $          --   $       (663)  $         --   $    (30,846)  $      --
       2,671             --          6,359              --            298             --        326,069          --

     212,983             --      1,219,016              --         11,651             --       (341,583)         --
------------   ------------   ------------   -------------   ------------   ------------   ------------   ---------

     168,872             --      1,056,238              --         11,286             --        (46,360)         --
------------   ------------   ------------   -------------   ------------   ------------   ------------   ---------

      23,661             --        254,487              --          9,360             --         79,185          --

   4,200,812             --     14,753,303              --         94,632             --      2,894,147          --
        (809)            --         (3,557)             --            (14)            --           (862)         --
    (135,709)            --       (222,994)             --            (27)            --       (127,104)         --

    (153,144)            --       (427,718)             --         (8,536)            --        (38,026)         --
     (67,176)            --        (65,404)             --             --             --            963          --
------------   ------------   ------------   -------------   ------------   ------------   ------------   ---------

   3,867,635             --     14,288,117              --         95,415             --      2,808,303          --
------------   ------------   ------------   -------------   ------------   ------------   ------------   ---------

   4,036,507             --     15,344,355              --        106,701             --      2,761,943          --

          --             --             --              --             --             --             --          --
------------   ------------   ------------   -------------   ------------   ------------   ------------   ---------
$  4,036,507   $         --   $ 15,344,355   $          --   $    106,701   $         --   $  2,761,943   $      --
============   ============   ============   =============   ============   ============   ============   =========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                      MIST Met/AIM                              MIST Neuberger Berman
                                                    Small Cap Growth      MIST MFS(R) Value          Real Estate
                                                  Subaccount (Class A)   Subaccount (Class A)    Subaccount (Class A)
                                                  --------------------   --------------------   ---------------------
                                                     2006       2005        2006       2005        2006         2005
                                                  ---------   --------   ----------  --------   -----------   -------
Operations:
   Net investment income (loss) ................  $  (1,853)  $     --   $    1,035  $     --   $  (207,599)  $    --
   Realized gain (loss) ........................      1,773         --      336,978        --       110,595        --
   Change in unrealized gain (loss)
     on investments ............................      1,191         --      409,706        --     3,263,550        --
                                                  ---------   --------   ----------  --------   -----------   -------
     Net increase (decrease) in
       net assets resulting from
       operations ..............................      1,111         --      747,719        --     3,166,546        --
                                                  ---------   --------   ----------  --------   -----------   -------
Unit Transactions:
   Participant purchase payments ...............     21,371         --      203,620        --       373,442        --
   Participant transfers from other
     funding options ...........................    171,589         --    7,707,291        --    15,945,212        --
   Administrative charges ......................        (47)        --       (1,982)       --        (5,793)       --
   Contract surrenders .........................       (124)        --     (280,806)       --      (396,766)       --
   Participant transfers to other
     funding options ...........................     (3,738)        --     (290,136)       --    (1,130,589)       --
   Other receipts/(payments) ...................         --         --           --        --       (45,594)       --
                                                  ---------   --------   ----------  --------   -----------   -------
     Net increase (decrease) in
       net assets resulting from
       unit transactions .......................    189,051         --    7,337,987        --    14,739,912        --
                                                  ---------   --------   ----------  --------   -----------   -------
     Net increase (decrease) in
       net assets ..............................    190,162         --    8,085,706        --    17,906,458        --
Net Assets:
   Beginning of year ...........................         --         --           --        --            --        --
                                                  ---------   --------   ----------  --------   -----------   -------
   End of year .................................  $ 190,162   $     --   $8,085,706  $     --   $17,906,458   $    --
                                                  =========   ========   ==========  ========   ===========   =======

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

  MIST Oppenheimer                               MIST Pioneer            MIST Pioneer
Capital Appreciation    MIST Pioneer Fund        Mid-Cap Value         Strategic Income
Subaccount (Class B)   Subaccount (Class A)   Subaccount (Class A)   Subaccount (Class A)
--------------------   --------------------   --------------------   --------------------
    2006      2005        2006       2005        2006       2005        2006       2005
-----------  -------   ----------   -------   ---------   --------   ----------  --------
$   (64,493) $    --   $  (16,608)  $    --   $  (4,242)  $     --   $  311,067  $     --
    (16,184)      --        1,161        --       6,556         --        8,461        --

    167,915       --      108,210        --      22,913         --      (29,805)       --
-----------  -------   ----------   -------   ---------   --------   ----------  --------

     87,238       --       92,763        --      25,227         --      289,723        --
-----------  -------   ----------   -------   ---------   --------   ----------  --------

    712,505       --        7,313        --      25,261         --       73,463        --

  5,437,258       --    1,298,290        --     460,166         --    9,487,051        --
     (1,758)      --         (285)       --        (111)        --       (2,307)       --
   (114,790)      --      (18,744)       --      (4,588)        --     (130,452)       --

   (416,857)      --      (11,965)       --      (4,333)        --     (450,839)       --
    (86,889)      --           --        --     (35,092)        --      (81,419)       --
-----------  -------   ----------   -------   ---------   --------   ----------  --------

  5,529,469       --    1,274,609        --     441,303         --    8,895,497        --
-----------  -------   ----------   -------   ---------   --------   ----------  --------

  5,616,707       --    1,367,372        --     466,530         --    9,185,220        --

         --       --           --        --          --         --           --        --
-----------  -------   ----------   -------   ---------   --------   ----------  --------
$ 5,616,707  $    --   $1,367,372   $    --   $ 466,530   $     --   $9,185,220  $     --
===========  =======   ==========   =======   =========   ========   ==========  ========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                   MIST Third Avenue        MSF BlackRock          MSF BlackRock
                                                    Small Cap Value       Aggressive Growth         Bond Income
                                                  Subaccount (Class B)   Subaccount (Class D)   Subaccount (Class A)
                                                  --------------------   --------------------   --------------------
                                                      2006       2005       2006       2005        2006       2005
                                                  -----------  -------   ----------  --------   ----------  --------
Operations:
   Net investment income (loss) ................  $   (99,480) $    --   $  (60,848) $     --   $ (104,100) $     --
   Realized gain (loss) ........................       (2,289)      --       (9,735)       --        8,614        --
   Change in unrealized gain (loss)
     on investments ............................      373,765       --      (51,592)       --      382,878        --
                                                  -----------  -------   ----------  --------   ----------  --------
     Net increase (decrease) in
       net assets resulting from
       operations ..............................      271,996       --     (122,175)       --      287,392        --
                                                  -----------  -------   ----------  --------   ----------  --------
Unit Transactions:
   Participant purchase payments ...............      146,388       --       40,666        --      280,480        --
   Participant transfers from other
     funding options ...........................   12,096,576       --    5,191,371        --    8,297,101        --
   Administrative charges ......................       (1,758)      --       (1,400)       --       (2,933)       --
   Contract surrenders .........................     (244,609)      --     (101,681)       --     (128,907)       --
   Participant transfers to other
     funding options ...........................     (167,558)      --     (100,328)       --     (452,070)       --
   Other receipts/(payments) ...................           --       --      (19,625)       --      (94,947)       --
                                                  -----------  -------   ----------  --------   ----------  --------
     Net increase (decrease) in
       net assets resulting from
       unit transactions .......................   11,829,039       --    5,009,003        --    7,898,724        --
                                                  -----------  -------   ----------  --------   ----------  --------
     Net increase (decrease) in
       net assets ..............................   12,101,035       --    4,886,828        --    8,186,116        --
Net Assets:
   Beginning of year ...........................           --       --           --        --           --        --
                                                  -----------  -------   ----------  --------   ----------  --------
   End of year .................................  $12,101,035  $    --   $4,886,828  $     --   $8,186,116  $     --
                                                  ===========  =======   ==========  ========   ==========  ========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

   MSF BlackRock                                                          MSF MetLife
   Money Market          MSF FI Large Cap     MSF FI Value Leaders   Aggressive Allocation
Subaccount (Class A)   Subaccount (Class A)   Subaccount (Class D)    Subaccount (Class B)
--------------------   --------------------   --------------------   ---------------------
    2006       2005       2006       2005         2006       2005       2006        2005
------------  ------   ----------  --------   -----------  -------   ----------  ---------
$    427,746  $   --   $  (61,579) $     --   $  (141,256) $    --   $  (20,880) $      --
          --      --      (12,487)       --        (5,539)      --       (1,689)        --

          --      --      123,803        --       399,189       --      111,994         --
------------  ------   ----------  --------   -----------  -------   ----------  ---------

     427,746      --       49,737        --       252,394       --       89,425         --
------------  ------   ----------  --------   -----------  -------   ----------  ---------

   5,472,436      --       38,880        --       180,953       --       50,481         --

  29,303,741      --    5,006,130        --    11,075,041       --    1,661,481         --
      (6,114)     --       (1,448)       --        (3,406)      --         (726)        --
  (1,082,926)     --      (81,878)       --      (208,579)      --      (40,728)        --

 (11,000,839)     --     (147,673)       --      (189,704)      --       (4,383)        --
    (127,971)     --           --        --       (30,376)      --      (89,561)        --
------------  ------   ----------  --------   -----------  -------   ----------  ---------

  22,558,327      --    4,814,011        --    10,823,929       --    1,576,564         --
------------  ------   ----------  --------   -----------  -------   ----------  ---------

  22,986,073      --    4,863,748        --    11,076,323       --    1,665,989         --

          --      --           --        --            --       --           --         --
------------  ------   ----------  --------   -----------  -------   ----------  ---------
$ 22,986,073  $   --   $4,863,748  $     --   $11,076,323  $    --   $1,665,989  $      --
============  ======   ==========  ========   ===========  =======   ==========  =========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                  MSF MetLife         MSF MetLife Conservative          MSF MetLife
                                            Conservative Allocation    to Moderate Allocation       Moderate Allocation
                                             Subaccount (Class B)       Subaccount (Class B)       Subaccount (Class B)
                                            -----------------------   ------------------------   ------------------------
                                               2006         2005          2006         2005          2006          2005
                                            -----------   ---------   -----------   ----------   ------------   ---------
Operations:
   Net investment income (loss) .........   $   (33,674)  $      --   $   (22,538)  $       --   $   (141,228)  $      --
   Realized gain (loss) .................         5,248          --           (50)          --        (14,208)         --
   Change in unrealized gain (loss)
     on investments .....................       143,963          --       111,973           --        691,802          --
                                            -----------   ---------   -----------   ----------   ------------   ---------
     Net increase (decrease) in
       net assets resulting from
       operations .......................       115,537          --        89,385           --        536,366          --
                                            -----------   ---------   -----------   ----------   ------------   ---------
Unit Transactions:
   Participant purchase payments ........        17,222          --        71,199           --        314,604          --
   Participant transfers from other
     funding options ....................     2,611,576          --     1,878,219           --     10,944,813          --
   Administrative charges ...............          (351)         --          (829)          --         (2,456)         --
   Contract surrenders ..................       (44,508)         --       (11,382)          --       (197,497)         --
   Participant transfers to other
     funding options ....................        (4,759)         --        (1,602)          --       (295,564)         --
   Other receipts/(payments) ............            --          --       (85,875)          --       (174,610)         --
                                            -----------   ---------   -----------   ----------   ------------   ---------
     Net increase (decrease) in
       net assets resulting from
       unit transactions ................     2,579,180          --     1,849,730           --     10,589,290          --
                                            -----------   ---------   -----------   ----------   ------------   ---------
     Net increase (decrease) in
       net assets .......................     2,694,717          --     1,939,115           --     11,125,656          --
Net Assets:
   Beginning of year ....................            --          --            --           --             --          --
                                            -----------   ---------   -----------   ----------   ------------   ---------
   End of year ..........................   $ 2,694,717   $      --   $ 1,939,115   $       --   $ 11,125,656   $      --
                                            ===========   =========   ===========   ==========   ============   =========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

  MSF MetLife Moderate                                                                       MSF Oppenheimer
to Aggressive Allocation     MSF MFS(R) Total Return      MSF MFS(R) Total Return             Global Equity
  Subaccount (Class B)         Subaccount (Class B)         Subaccount (Class F)          Subaccount (Class B)
------------------------    -------------------------    --------------------------    --------------------------
   2006          2005           2006          2005            2006          2005            2006          2005
-----------   ----------    ------------   ----------    -------------   ----------    -------------   ----------
$   (90,249)  $       --    $    (51,904)  $       --    $    (432,641)  $       --    $    (407,254)  $       --
    (32,440)          --           5,810           --           42,006           --          (74,812)          --

    481,484           --         306,914           --        2,583,830           --        2,222,408           --
-----------   ----------    ------------   ----------    -------------   ----------    -------------   ----------

    358,795           --         260,820           --        2,193,195           --        1,740,342           --
-----------   ----------    ------------   ----------    -------------   ----------    -------------   ----------

    114,877           --          55,068           --          813,564           --        1,515,439           --

  7,151,786           --       4,199,867           --       33,494,651           --       34,564,009           --
     (2,017)          --            (881)          --          (11,377)          --           (8,617)          --
    (63,866)          --         (54,601)          --         (648,058)          --         (456,742)          --

   (474,430)          --        (260,197)          --       (1,274,183)          --       (2,117,664)          --
         --           --          (1,847)          --         (139,316)          --         (124,128)          --
-----------   ----------    ------------   ----------    -------------   ----------    -------------   ----------

  6,726,350           --       3,937,409           --       32,235,281           --       33,372,297           --
-----------   ----------    ------------   ----------    -------------   ----------    -------------   ----------

  7,085,145           --       4,198,229           --       34,428,476           --       35,112,639           --

         --           --              --           --               --           --               --           --
-----------   ----------    ------------   ----------    -------------   ----------    -------------   ----------
$ 7,085,145   $       --    $  4,198,229   $       --    $  34,428,476   $       --    $  35,112,639   $       --
===========   ==========    ============   ==========    =============   ==========    =============   ==========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                MSF T. Rowe Price       MSF Western Asset Management        MSF Western Asset
                                                 Large Cap Growth              High Yield Bond         Management U.S. Government
                                               Subaccount (Class B)         Subaccount (Class A)          Subaccount (Class A)
                                            -------------------------   ----------------------------   --------------------------
                                                2006          2005          2006           2005            2006           2005
                                            -----------    ----------   -----------    -------------   -----------    -----------
Operations:
   Net investment income (loss) .........   $   (31,862)   $       --   $   (88,498)   $          --   $   (71,714)   $        --
   Realized gain (loss) .................         6,115            --        13,376               --        13,736             --
   Change in unrealized gain (loss)
     on investments .....................       194,772            --       497,478               --       263,997             --
                                            -----------    ----------   -----------    -------------   -----------    -----------
     Net increase (decrease) in
       net assets resulting from
       operations .......................       169,025            --       422,356               --       206,019             --
                                            -----------    ----------   -----------    -------------   -----------    -----------
Unit Transactions:
   Participant purchase payments ........         1,362            --        95,216               --        81,080             --
   Participant transfers from other
     funding options ....................     2,626,077            --     7,409,746               --     6,731,173             --
   Administrative charges ...............          (470)           --        (2,551)              --        (2,090)            --
   Contract surrenders ..................       (51,035)           --      (152,565)              --      (161,437)            --
   Participant transfers to other
     funding options ....................      (222,432)           --      (376,472)              --      (462,331)            --
   Other receipts/(payments) ............            --            --       (75,998)              --       (47,333)            --
                                            -----------    ----------   -----------    -------------   -----------    -----------
     Net increase (decrease) in
       net assets resulting from
       unit transactions ................     2,353,502            --     6,897,376               --     6,139,062             --
                                            -----------    ----------   -----------    -------------   -----------    -----------
     Net increase (decrease) in
       net assets .......................     2,522,527            --     7,319,732               --     6,345,081             --
Net Assets:
   Beginning of year ....................            --            --            --               --            --             --
                                            -----------    ----------   -----------    -------------   -----------    -----------
   End of year ..........................   $ 2,522,527    $       --   $ 7,319,732    $          --   $ 6,345,081    $        --
                                            ===========    ==========   ===========    =============   ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                     Oppenheimer Capital           Oppenheimer Global        Oppenheimer Main Street/VA
         Money Market             Appreciation Subaccount/VA    Securities Subaccount/VA             Subaccount
          Subaccount                   (Service Shares)             (Service Shares)              (Service Shares)
------------------------------   ---------------------------   --------------------------   ---------------------------
     2006             2005            2006           2005          2006           2005           2006           2005
--------------   -------------   -------------   -----------   ------------   -----------   -------------   -----------
$      120,556   $     135,335   $     (20,487)  $   (44,413)  $     22,042   $   (72,639)  $      17,306   $   (43,929)
            --              --         547,869        13,845      2,146,429        20,581         641,726         5,205

            --              --        (323,417)      176,053     (1,423,153)      939,496        (391,420)      293,038
--------------   -------------   -------------   -----------   ------------   -----------   -------------   -----------

       120,556         135,335         203,965       145,485        745,318       887,438         267,612       254,314
--------------   -------------   -------------   -----------   ------------   -----------   -------------   -----------

     1,292,169      13,433,579         448,719     1,518,267        945,492     3,167,895         466,072     2,554,917

     1,157,057       6,339,297         210,067       751,606        192,881       710,311          16,259       614,012
           (29)         (3,462)            (14)         (961)            (9)       (1,468)             --          (531)
      (213,467)       (655,720)        (35,959)     (132,539)      (201,158)     (155,262)        (30,174)      (71,216)

   (18,340,697)    (12,710,899)     (5,146,942)     (134,775)    (9,966,839)     (242,585)     (5,505,414)      (77,362)
       (15,270)        (16,710)       (198,074)     (224,146)       (40,659)      (18,383)        (28,438)           --
--------------   -------------   -------------   -----------   ------------   -----------   -------------   -----------

   (16,120,237)      6,386,085      (4,722,203)    1,777,452     (9,070,292)    3,460,508      (5,081,695)    3,019,820
--------------   -------------   -------------   -----------   ------------   -----------   -------------   -----------

   (15,999,681)      6,521,420      (4,518,238)    1,922,937     (8,324,974)    4,347,946      (4,814,083)    3,274,134

    15,999,681       9,478,261       4,518,238     2,595,301      8,324,974     3,977,028       4,814,083     1,539,949
--------------   -------------   -------------   -----------   ------------   -----------   -------------   -----------
$           --   $  15,999,681   $          --   $ 4,518,238   $         --   $ 8,324,974   $          --   $ 4,814,083
==============   =============   =============   ===========   ============   ===========   =============   ===========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                   PIMCO VIT Real               PIMCO VIT Total               Pioneer America
                                                 Return Subaccount             Return Subaccount                Income VCT
                                               (Administrative Class)        (Administrative Class)        Subaccount (Class II)
                                            ---------------------------   ---------------------------   --------------------------
                                                2006           2005           2006           2005           2006           2005
                                            ------------   ------------   ------------   ------------   ------------   -----------
Operations:
   Net investment income (loss) .........   $    268,708   $     83,061   $    626,122   $    286,693   $    185,865   $   151,414
   Realized gain (loss) .................        260,253        119,006         88,236        370,511        (52,093)       (6,931)
   Change in unrealized gain (loss)
      on investments ....................       (664,975)      (186,702)      (233,164)      (605,648)       (36,922)     (159,241)
                                            ------------   ------------   ------------   ------------   ------------   -----------
      Net increase (decrease) in
         net assets resulting from
         operations .....................       (136,014)        15,365        481,194         51,556         96,850       (14,758)
                                            ------------   ------------   ------------   ------------   ------------   -----------
Unit Transactions:
   Participant purchase payments ........        598,422      4,601,151      1,148,037     10,024,462      1,642,968     2,172,886
   Participant transfers from other
      funding options ...................      1,386,466      2,564,666      2,943,855      5,764,246      1,479,627     2,100,300
   Administrative charges ...............         (3,451)        (2,126)        (8,449)        (4,579)        (2,377)       (1,612)
   Contract surrenders ..................       (408,641)      (231,640)      (691,486)      (252,076)      (384,720)     (167,281)
   Participant transfers to other
      funding options ...................     (1,138,470)      (560,549)    (1,278,335)      (645,508)    (1,599,120)     (368,215)
   Other receipts/(payments) ............        (46,014)            --       (128,581)      (117,441)       (62,078)      (33,537)
                                            ------------   ------------   ------------   ------------   ------------   -----------
      Net increase (decrease) in
         net assets resulting from
         unit transactions ..............        388,312      6,371,502      1,985,041     14,769,104      1,074,300     3,702,541
                                            ------------   ------------   ------------   ------------   ------------   -----------
      Net increase (decrease) in
         net assets .....................        252,298      6,386,867      2,466,235     14,820,660      1,171,150     3,687,783
Net Assets:
   Beginning of year ....................     11,053,373      4,666,506     23,715,064      8,894,404      7,418,077     3,730,294
                                            ------------   ------------   ------------   ------------   ------------   -----------
   End of year ..........................   $ 11,305,671   $ 11,053,373   $ 26,181,299   $ 23,715,064   $  8,589,227   $ 7,418,077
                                            ============   ============   ============   ============   ============   ===========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                                                                       Pioneer Emerging
   Pioneer AmPac Growth VCT          Pioneer Balanced VCT          Pioneer Cullen Value VCT              Markets VCT
    Subaccount (Class II)            Subaccount (Class II)          Subaccount (Class II)           Subaccount (Class II)
-----------------------------    ----------------------------    ---------------------------    -----------------------------
    2006            2005             2006            2005            2006           2005             2006            2005
------------    -------------    ------------    ------------    -----------    ------------    -------------    ------------
$     (6,930)   $     (10,418)   $      1,089    $     (5,914)   $   (52,887)   $     (6,249)   $    (128,755)   $    (61,565)
     115,343            4,505         511,813           4,520         29,082             746        1,048,986          73,090

     (32,164)           5,545        (147,787)         94,695        492,415          44,120        1,449,386       1,458,609
------------    -------------    ------------    ------------    -----------    ------------    -------------    ------------

      76,249             (368)        365,115          93,301        468,610          38,617        2,369,617       1,470,134
------------    -------------    ------------    ------------    -----------    ------------    -------------    ------------

      52,295          286,545       1,818,044         685,474      3,035,083         976,258        2,921,001       1,941,725

      80,118           34,168         443,987       1,616,408        865,061         439,665          971,810         601,918
        (106)             (81)         (1,059)           (665)          (839)            (28)          (2,588)         (1,308)
     (16,075)         (33,033)       (229,367)        (88,462)       (56,912)        (15,603)        (367,906)        (92,597)

    (868,855)         (77,455)     (7,154,099)        (93,584)      (382,637)        (12,324)      (1,124,804)       (353,468)
          --           (8,149)        (85,265)             80             --              --         (195,327)       (103,267)
------------    -------------    ------------    ------------    -----------    ------------    -------------    ------------

    (752,623)         201,995      (5,207,759)      2,119,251      3,459,756       1,387,968        2,202,186       1,993,003
------------    -------------    ------------    ------------    -----------    ------------    -------------    ------------

    (676,374)         201,627      (4,842,644)      2,212,552      3,928,366       1,426,585        4,571,803       3,463,137

     676,374          474,747       4,842,644       2,630,092      1,426,585              --        6,190,893       2,727,756
------------    -------------    ------------    ------------    -----------    ------------    -------------    ------------
$         --    $     676,374    $         --    $  4,842,644    $ 5,354,951    $  1,426,585    $  10,762,696    $  6,190,893
============    =============    ============    ============    ===========    ============    =============    ============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                                                 Pioneer Equity
                                             Pioneer Equity Income VCT          Opportunity VCT             Pioneer Europe VCT
                                               Subaccount (Class II)         Subaccount (Class II)         Subaccount (Class II)
                                            ---------------------------   ---------------------------   --------------------------
                                                2006           2005           2006           2005           2006           2005
                                            ------------   ------------   ------------   ------------   ------------   -----------
Operations:
   Net investment income (loss) .........   $     60,980   $     28,123   $     (1,674)  $       (277)  $      4,296   $    (7,784)
   Realized gain (loss) .................        282,110         20,403            717            128        274,622         7,332
   Change in unrealized gain (loss)
      on investments ....................      1,444,717        205,609         17,843          1,101        (69,598)       31,127
                                            ------------   ------------   ------------   ------------   ------------   -----------
      Net increase (decrease) in
         net assets resulting from
         operations .....................      1,787,807        254,135         16,886            952        209,320        30,675
                                            ------------   ------------   ------------   ------------   ------------   -----------
Unit Transactions:
   Participant purchase payments ........      2,232,730      3,188,955        156,477         34,145        250,453        80,849
   Participant transfers from other
      funding options ...................      1,726,685        944,342          9,867          1,376        431,704       304,323
   Administrative charges ...............         (3,348)        (1,617)           (76)            (8)          (184)         (133)
   Contract surrenders ..................       (424,128)      (132,475)          (729)            --        (12,129)       (3,694)
   Participant transfers to other
      funding options ...................     (1,220,798)      (481,209)       (18,441)        (4,666)    (1,535,877)      (81,062)
   Other receipts/(payments) ............       (115,242)       (33,261)            --             --             --          (385)
                                            ------------   ------------   ------------   ------------   ------------   -----------
      Net increase (decrease) in
         net assets resulting from
         unit transactions ..............      2,195,899      3,484,735        147,098         30,847       (866,033)      299,898
                                            ------------   ------------   ------------   ------------   ------------   -----------
      Net increase (decrease) in
         net assets .....................      3,983,706      3,738,870        163,984         31,799       (656,713)      330,573
Net Assets:
   Beginning of year ....................      7,878,777      4,139,907         31,799             --        656,713       326,140
                                            ------------   ------------   ------------   ------------   ------------   -----------
   End of year ..........................   $ 11,862,483   $  7,878,777   $    195,783   $     31,799   $         --   $   656,713
                                            ============   ============   ============   ============   ============   ===========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                        Pioneer Global                  Pioneer Growth
      Pioneer Fund VCT                  High Yield VCT                    Shares VCT                Pioneer High Yield VCT
    Subaccount (Class II)            Subaccount (Class II)          Subaccount (Class II)           Subaccount (Class II)
-----------------------------    ----------------------------    ---------------------------    -----------------------------
    2006            2005             2006            2005            2006           2005             2006            2005
------------    -------------    ------------    ------------    -----------    ------------    -------------    ------------
$    (71,730)   $     (51,427)   $     89,795    $      9,487    $   (29,716)   $    (15,633)   $     421,635    $    314,382
     115,066           22,654          20,174             (55)        13,876           7,908           56,927         241,678

   1,106,155          343,769          64,830           2,241        123,706          31,302          300,511        (508,356)
------------    -------------    ------------    ------------    -----------    ------------    -------------    ------------

   1,149,491          314,996         174,799          11,673        107,866          23,577          779,073          47,704
------------    -------------    ------------    ------------    -----------    ------------    -------------    ------------

   1,315,960        3,025,159       2,469,219         446,894        254,028         371,196        4,727,897       3,912,222

     687,754          322,945         672,804         256,160        160,737         128,730        3,553,029       3,039,802
      (3,044)          (2,156)           (332)            (22)          (359)           (276)          (3,291)         (2,875)
    (562,938)        (110,070)        (17,072)         (6,344)       (35,217)        (26,491)        (650,639)       (841,932)

    (391,104)        (145,223)       (478,191)        (12,260)      (127,418)        (38,250)      (3,239,433)     (3,895,468)
     (99,763)         (91,711)             --              --         (5,296)          3,366         (173,699)       (112,579)
------------    -------------    ------------    ------------    -----------    ------------    -------------    ------------

     946,865        2,998,944       2,646,428         684,428        246,475         438,275        4,213,864       2,099,170
------------    -------------    ------------    ------------    -----------    ------------    -------------    ------------

   2,096,356        3,313,940       2,821,227         696,101        354,341         461,852        4,992,937       2,146,874

   7,912,316        4,598,376         696,101              --      1,423,833         961,981        9,833,114       7,686,240
------------    -------------    ------------    ------------    -----------    ------------    -------------    ------------
$ 10,008,672    $   7,912,316    $  3,517,328    $    696,101    $ 1,778,174    $  1,423,833    $  14,826,051    $  9,833,114
============    =============    ============    ============    ===========    ============    =============    ============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                               Pioneer Ibbotson           Pioneer Ibbotson Growth            Pioneer Ibbotson
                                           Aggressive Allocation VCT          Allocation VCT             Moderate Allocation VCT
                                             Subaccount (Class II)         Subaccount (Class II)          Subaccount (Class II)
                                          ---------------------------   ---------------------------    ---------------------------
                                              2006           2005           2006            2005           2006            2005
                                          -----------    ------------   ------------    -----------    ------------    -----------
Operations:
   Net investment income (loss) .......   $   (48,774)   $     (6,799)  $   (588,483)   $   (26,715)   $   (309,882)   $   (24,547)
   Realized gain (loss) ...............        34,007             354        115,909            696         138,418          1,281
   Change in unrealized gain (loss)
     on investments ...................       368,587          53,241      4,205,295        185,204       1,936,597        135,125
                                          -----------    ------------   ------------    -----------    ------------    -----------
     Net increase (decrease) in
       net assets resulting from
       operations .....................       353,820          46,796      3,732,721        159,185       1,765,133        111,859
                                          -----------    ------------   ------------    -----------    ------------    -----------
Unit Transactions:
   Participant purchase payments ......     2,472,776       1,029,433     51,768,686      4,074,405      20,180,703      3,413,817
   Participant transfers from other
     funding options ..................       481,825          95,522      5,930,069        483,225      11,778,814      1,395,536
   Administrative charges .............          (884)            (42)        (4,469)          (164)         (3,534)          (169)
   Contract surrenders ................        (5,802)             --       (269,339)          (630)       (273,742)       (19,511)
   Participant transfers to other
     funding options ..................       (48,506)         (5,358)    (1,043,771)        (5,358)       (266,107)       (21,348)
   Other receipts/(payments) ..........            --              --             --             --        (154,507)            --
                                          -----------    ------------   ------------    -----------    ------------    -----------
     Net increase (decrease) in
       net assets resulting from
       unit transactions ..............     2,899,409       1,119,555     56,381,176      4,551,478      31,261,627      4,768,325
                                          -----------    ------------   ------------    -----------    ------------    -----------
     Net increase (decrease) in
       net assets .....................     3,253,229       1,166,351     60,113,897      4,710,663      33,026,760      4,880,184
Net Assets:
   Beginning of year ..................     1,166,351              --      4,710,663             --       4,880,184             --
                                          -----------    ------------   ------------    -----------    ------------    -----------
   End of year ........................   $ 4,419,580    $  1,166,351   $ 64,824,560    $ 4,710,663    $ 37,906,944    $ 4,880,184
                                          ===========    ============   ============    ===========    ============    ===========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

   Pioneer International            Pioneer Mid Cap               Pioneer Oak Ridge            Pioneer Real Estate
         Value VCT                     Value VCT                Large Cap Growth VCT               Shares VCT
   Subaccount (Class II)         Subaccount (Class II)          Subaccount (Class II)         Subaccount (Class II)
--------------------------    ---------------------------    --------------------------    ---------------------------
    2006           2005           2006            2005           2006           2005           2006            2005
-----------    -----------    ------------    -----------    -----------    -----------    ------------    -----------
$   (35,987)   $   (19,542)   $   (173,512)   $  (103,564)   $   (90,484)   $   (56,535)   $     49,318    $    72,994
     34,026         11,498       2,358,984        382,757        106,805          5,421         617,734        225,453

    408,127        156,927      (1,250,420)       107,538          7,665        323,130       1,863,546        431,693
-----------    -----------    ------------    -----------    -----------    -----------    ------------    -----------

    406,166        148,883         935,052        386,731         23,986        272,016       2,530,598        730,140
-----------    -----------    ------------    -----------    -----------    -----------    ------------    -----------

    806,241        452,989       2,298,225      3,509,574        794,697      2,126,724       2,255,687      2,710,537

  1,946,212        217,020         824,473        580,220      1,464,124        794,203       1,287,071        934,257
       (708)          (261)         (3,227)        (2,076)        (1,105)          (582)         (2,793)        (1,525)
    (40,013)       (15,110)       (488,687)      (121,448)      (117,599)       (93,425)       (223,500)      (178,116)

   (184,467)       (99,323)     (1,339,504)      (208,480)    (1,065,688)       (59,977)     (1,170,566)      (652,290)
    (20,998)            --         (18,426)       (11,402)            --        (17,925)       (146,404)       (91,477)
-----------    -----------    ------------    -----------    -----------    -----------    ------------    -----------

  2,506,267        555,315       1,272,854      3,746,388      1,074,429      2,749,018       1,999,495      2,721,386
-----------    -----------    ------------    -----------    -----------    -----------    ------------    -----------

  2,912,433        704,198       2,207,906      4,133,119      1,098,415      3,021,034       4,530,093      3,451,526

  1,456,662        752,464       8,244,908      4,111,789      4,610,230      1,589,196       6,588,123      3,136,597
-----------    -----------    ------------    -----------    -----------    -----------    ------------    -----------
$ 4,369,095    $ 1,456,662    $ 10,452,814    $ 8,244,908    $ 5,708,645    $ 4,610,230    $ 11,118,216    $ 6,588,123
===========    ===========    ============    ===========    ===========    ===========    ============    ===========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                  Pioneer Small and Mid       Pioneer Small Cap           Pioneer Small
                                                     Cap Growth VCT              Value VCT                 Company VCT
                                                  Subaccount (Class II)     Subaccount (Class II)     Subaccount (Class II)
                                                 -----------------------   -----------------------   -----------------------
                                                    2006         2005         2006         2005         2006         2005
                                                 ----------   ----------   ----------   ----------   ----------   ----------
Operations:
   Net investment income (loss) ..............   $  (36,284)  $  (24,136)  $ (114,713)  $  (62,899)  $   (6,717)  $  (11,411)
   Realized gain (loss) ......................        8,449        4,098      289,914      121,483       42,866       57,482
   Change in unrealized gain (loss)on
     investments .............................      137,346       69,191      522,393      318,702        6,219      (35,783)
                                                 ----------   ----------   ----------   ----------   ----------   ----------
     Net increase (decrease) in net assets
       resulting from operations .............      109,511       49,153      697,594      377,286       42,368       10,288
                                                 ----------   ----------   ----------   ----------   ----------   ----------
Unit Transactions:
   Participant purchase payments .............      485,259      824,117    1,788,456    1,656,694      139,976      457,582
   Participant transfers from other
     funding options .........................       36,309       83,638    1,804,887      444,680        9,729        7,173
   Administrative charges ....................         (392)        (199)      (1,703)        (854)          (3)        (143)
   Contract surrenders .......................      (43,539)     (22,303)    (163,801)     (50,280)     (21,085)     (15,658)
   Participant transfers to other funding
     options .................................      (50,278)     (54,070)    (931,256)     (81,439)    (918,973)     (35,847)
   Other receipts/(payments) .................           --       (5,481)     (58,791)         864         (858)      (1,339)
                                                 ----------   ----------   ----------   ----------   ----------   ----------
     Net increase (decrease) in net assets
       resulting from unit transactions ......      427,359      825,702    2,437,792    1,969,665     (791,214)     411,768
                                                 ----------   ----------   ----------   ----------   ----------   ----------
     Net increase (decrease) in net assets ...      536,870      874,855    3,135,386    2,346,951     (748,846)     422,056
Net Assets:
   Beginning of year .........................    1,724,475      849,620    4,661,222    2,314,271      748,846      326,790
                                                 ----------   ----------   ----------   ----------   ----------   ----------
   End of year ...............................   $2,261,345   $1,724,475   $7,796,608   $4,661,222   $       --   $  748,846
                                                 ==========   ==========   ==========   ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

    Pioneer Strategic                                         Putnam VT
       Income VCT               Pioneer Value VCT       International Equity     Putnam VT Small Cap Value
  Subaccount (Class II)       Subaccount (Class II)     Subaccount (Class IB)      Subaccount (Class IB)
--------------------------   -----------------------   -----------------------   -------------------------
     2006         2005          2006         2005         2006         2005          2006         2005
------------   -----------   ----------   ----------   ----------   ----------   -----------   -----------
$    576,131   $   483,037   $  (94,591)  $  (82,821)  $   (8,164)  $   (2,183)  $  (218,591)  $  (174,107)
      46,364       177,438      343,489       51,457       26,433        7,571     1,449,694       510,132

     128,927      (565,004)     416,845      173,173      134,511       47,654       739,196       327,056
------------   -----------   ----------   ----------   ----------   ----------   -----------   -----------

     751,422        95,471      665,743      141,809      152,780       53,042     1,970,299       663,081
------------   -----------   ----------   ----------   ----------   ----------   -----------   -----------

   3,742,454     6,476,890      775,250    1,637,007        2,309       12,101       801,368     6,333,883

   2,017,657     1,864,373      243,237      295,345       43,978      108,824       856,065     1,522,113
      (5,418)       (3,161)      (2,146)      (1,499)        (119)         (94)       (5,127)       (2,571)
  (1,233,770)     (254,564)    (355,280)    (110,784)     (24,754)     (11,494)     (370,314)      (90,605)

  (1,161,335)     (709,940)    (189,772)    (220,068)     (63,667)     (31,210)   (1,034,201)   (1,748,730)
    (219,089)     (140,167)     (75,500)     (52,119)          --           --       (60,124)       (8,021)
------------   -----------   ----------   ----------   ----------   ----------   -----------   -----------

   3,140,499     7,233,431      395,789    1,547,882      (42,253)      78,127       187,667     6,006,069
------------   -----------   ----------   ----------   ----------   ----------   -----------   -----------

   3,891,921     7,328,902    1,061,532    1,689,691      110,527      131,169     2,157,966     6,669,150

  15,555,309     8,226,407    5,010,247    3,320,556      613,030      481,861    12,828,017     6,158,867
------------   -----------   ----------   ----------   ----------   ----------   -----------   -----------
$ 19,447,230   $15,555,309   $6,071,779   $5,010,247   $  723,557   $  613,030   $14,985,983   $12,828,017
============   ===========   ==========   ==========   ==========   ==========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                                                                    Travelers Disciplined
                                            Travelers AIM Capital       Travelers Convertible            Mid Cap Stock
                                           Appreciation Subaccount      Securities Subaccount             Subaccount
                                         --------------------------   -------------------------   -------------------------
                                             2006           2005          2006          2005          2006          2005
                                         ------------   -----------   -----------   -----------   -----------   -----------
Operations:
   Net investment income (loss) ......   $    (17,345)  $   (30,271)  $     7,130   $    26,492   $    (3,060)  $   (70,906)
   Realized gain (loss) ..............        451,186        15,568       128,939        51,866     1,087,920        75,424
   Change in unrealized gain (loss)
     on investments ..................       (265,604)      183,692        61,533      (106,083)     (621,898)      405,992
                                         ------------   -----------   -----------   -----------   -----------   -----------
     Net increase (decrease) in
       net assets resulting from
       operations ....................        168,237       168,989       197,602       (27,725)      462,962       410,510
                                         ------------   -----------   -----------   -----------   -----------   -----------
Unit Transactions:
   Participant purchase payments .....        136,925       904,482        38,551       822,312       249,681     1,623,285
   Participant transfers from other
     funding options .................         97,226       455,362        76,863       481,841        27,186       481,412
   Administrative charges ............             --          (486)           (3)         (584)           --          (971)
   Contract surrenders ...............        (41,600)      (22,041)      (28,420)     (110,841)       (8,619)      (62,673)
   Participant transfers to other
     funding options .................     (2,856,146)     (109,474)   (3,353,473)     (280,619)   (5,714,769)     (166,003)
   Other receipts/(payments) .........        (48,827)      (32,245)       (5,302)           --            --        (5,764)
                                         ------------   -----------   -----------   -----------   -----------   -----------
     Net increase (decrease) in
       net assets resulting from
       unit transactions .............     (2,712,422)    1,195,598    (3,271,784)      912,109    (5,446,521)    1,869,286
                                         ------------   -----------   -----------   -----------   -----------   -----------
     Net increase (decrease) in
       net assets ....................     (2,544,185)    1,364,587    (3,074,182)      884,384    (4,983,559)    2,279,796
Net Assets:
   Beginning of year .................      2,544,185     1,179,598     3,074,182     2,189,798     4,983,559     2,703,763
                                         ------------   -----------   -----------   -----------   -----------   -----------
   End of year .......................   $         --   $ 2,544,185   $        --   $ 3,074,182   $        --   $ 4,983,559
                                         ============   ===========   ===========   ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

   Travelers Equity Income     Travelers Federated High Yield   Travelers Federated Stock        Travelers Large Cap
         Subaccount                      Subaccount                   Subaccount                     Subaccount
----------------------------   ------------------------------   -------------------------   ----------------------------
     2006           2005            2006            2005            2006          2005          2006             2005
-------------   ------------   -------------   --------------   -----------   -----------   -------------    -----------
$      77,853   $   (144,636)  $     374,943   $      (79,003)  $     7,879   $   (11,891)  $      (7,672)   $   (53,183)
      928,440        111,098        (190,746)          (3,746)       79,705         5,966         524,756         21,542

     (504,933)       335,120         (64,704)         125,911       (61,817)       30,359        (404,377)       334,514
-------------   ------------   -------------   --------------   -----------   -----------   -------------    -----------

      501,360        301,582         119,493           43,162        25,767        24,434         112,707        302,873
-------------   ------------   -------------   --------------   -----------   -----------   -------------    -----------

      217,187      4,523,396          66,422        1,360,838           622       300,640         121,172      2,141,254

      330,974        826,683         101,036        1,062,763         3,209        28,082          25,511        234,614
          (16)        (2,006)             (5)          (1,005)           --          (138)             --           (649)
      (73,099)      (101,144)        (45,802)        (122,619)         (697)       (2,555)         (8,187)       (22,621)

  (10,941,567)      (112,676)     (5,184,078)        (275,433)     (774,214)      (74,605)     (4,010,898)       (37,754)
           --         (7,870)         (6,889)         (32,703)           --            --        (132,701)            --
-------------   ------------   -------------   --------------   -----------   -----------   -------------    -----------

  (10,466,521)     5,126,383      (5,069,316)       1,991,841      (771,080)      251,424      (4,005,103)     2,314,844
-------------   ------------   -------------   --------------   -----------   -----------   -------------    -----------

   (9,965,161)     5,427,965      (4,949,823)       2,035,003      (745,313)      275,858      (3,892,396)     2,617,717

    9,965,161      4,537,196       4,949,823        2,914,820       745,313       469,455       3,892,396      1,274,679
-------------   ------------   -------------   --------------   -----------   -----------   -------------    -----------
$          --   $  9,965,161   $          --   $    4,949,823   $        --   $   745,313   $          --    $ 3,892,396
=============   ============   =============   ==============   ===========   ===========   =============    ===========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005


                                                                         Travelers Managed Allocation  Travelers Managed Allocation
                                          Travelers Managed Allocation       Series: Conservative             Series: Moderate
                                          Series: Aggressive Subaccount           Subaccount                     Subaccount
                                          -----------------------------  ----------------------------  ----------------------------
                                              2006            2005            2006           2005           2006           2005
                                          ------------   --------------  -------------   ------------  -------------   ------------
Operations:
   Net investment income (loss) .......   $     14,936   $       (6,955) $      53,736   $        (93) $     192,580   $    (19,544)
   Realized gain (loss) ...............        111,519            2,933        (49,764)         2,908        338,345         20,557
   Change in unrealized gain (loss)
     on investments ...................        (51,365)          51,365         (3,832)         3,832       (236,268)       236,268
                                          ------------   --------------  -------------   ------------  -------------   ------------
     Net increase (decrease) in
       net assets resulting from
       operations .....................         75,090           47,343            140          6,647        294,657        237,281
                                          ------------   --------------  -------------   ------------  -------------   ------------
Unit Transactions:
   Participant purchase payments ......        126,867          696,109        217,596        648,479        579,491      5,515,093
   Participant transfers from other
     funding options ..................        356,290          315,199        210,727        617,214      1,168,319      2,882,476
   Administrative charges .............             --              (29)            --            (80)            --           (430)
   Contract surrenders ................        (15,755)         (11,405)        (1,434)            --        (46,272)       (60,157)
   Participant transfers to other
     funding options ..................     (1,582,245)          (7,024)    (1,428,074)      (271,215)   (10,066,134)      (504,324)
   Other receipts/(payments) ..........             --             (440)            --             --             --             --
                                          ------------   --------------  -------------   ------------  -------------   ------------
     Net increase (decrease) in
       net assets resulting from
       unit transactions ..............     (1,114,843)         992,410     (1,001,185)       994,398     (8,364,596)     7,832,658
                                          ------------   --------------  -------------   ------------  -------------   ------------
     Net increase (decrease) in
       net assets .....................     (1,039,753)       1,039,753     (1,001,045)     1,001,045     (8,069,939)     8,069,939
Net Assets:

   Beginning of year ..................      1,039,753               --      1,001,045             --      8,069,939             --
                                          ------------   --------------  -------------   ------------  -------------   ------------
   End of year ........................   $         --   $    1,039,753  $          --   $  1,001,045  $          --   $  8,069,939
                                          ============   ==============  =============   ============  =============   ============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

Travelers Managed Allocation   Travelers Managed Allocation
Series: Moderate-Aggressive    Series: Moderate-Conservative     Travelers Mercury Large    Travelers MFS(R) Mid Cap
      Subaccount                         Subaccount                Cap Core Subaccount          Growth Subaccount
----------------------------   -----------------------------   --------------------------   ------------------------
    2006           2005            2006           2005             2006           2005          2006         2005
------------   -------------   -----------   ---------------   ------------   -----------   -----------   ----------
$     90,388   $     (10,852)  $    37,396   $        (4,089)  $    (19,314)  $   (58,062)  $   (29,383)  $  (67,214)
     308,713           8,121         7,717               473        701,819        20,178       659,911       10,437

    (170,168)        170,168       (25,760)           25,760       (427,097)      356,447      (365,363)     231,436
------------   -------------   -----------   ---------------   ------------   -----------   -----------   ----------

     228,933         167,437        19,353            22,144        255,408       318,563       265,165      174,659
------------   -------------   -----------   ---------------   ------------   -----------   -----------   ----------

     168,927       2,287,442       336,929           320,308        349,742     1,726,903       204,642    1,208,300

   1,006,264       2,663,397       180,882           577,697        162,556       986,668        72,138    1,753,632
          --            (260)           --               (31)            --          (508)           (8)        (963)
     (26,823)         (4,953)       (8,896)           (3,767)        (8,983)      (16,861)      (57,779)     (78,448)

  (6,326,336)       (163,954)   (1,419,177)          (25,442)    (4,830,349)     (244,837)   (5,065,382)    (140,294)
          --             (74)           --                --             --       (43,924)      (10,812)      (4,026)
------------   -------------   -----------   ---------------   ------------   -----------   -----------   ----------

  (5,177,968)      4,781,598      (910,262)          868,765     (4,327,034)    2,407,441    (4,857,201)   2,738,201
------------   -------------   -----------   ---------------   ------------   -----------   -----------   ----------

  (4,949,035)      4,949,035      (890,909)          890,909     (4,071,626)    2,726,004    (4,592,036)   2,912,860

   4,949,035              --       890,909                --      4,071,626     1,345,622     4,592,036    1,679,176
------------   -------------   -----------   ---------------   ------------   -----------   -----------   ----------
$         --   $   4,949,035   $        --   $       890,909   $         --   $ 4,071,626   $        --   $4,592,036
============   =============   ===========   ===============   ============   ===========   ===========   ==========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                                                                             Travelers Mondrian
                                             Travelers MFS(R) Total Return     Travelers MFS(R) Value           International
                                                      Subaccount                     Subaccount               Stock Subaccount
                                             -----------------------------   -------------------------   --------------------------
                                                  2006            2005           2006          2005          2006          2005
                                             --------------   ------------   ------------   ----------   ------------   -----------
Operations:
   Net investment income (loss) ..........   $      229,332   $    213,802   $    (40,211)  $   (8,122)  $    142,020   $   (56,006)
   Realized gain (loss) ..................         (325,619)     1,402,434        562,451      236,487        904,707         8,015
   Change in unrealized gain (loss)
     on investments ......................        1,040,235     (1,266,195)       (35,987)     (26,638)      (439,854)      332,879
                                             --------------   ------------   ------------   ----------   ------------   -----------
     Net increase (decrease) in
       net assets resulting from
       operations ........................          943,948        350,041        486,253      201,727        606,873       284,888
                                             --------------   ------------   ------------   ----------   ------------   -----------
Unit Transactions:
   Participant purchase payments .........        1,274,543     11,942,214        300,702    3,174,016         18,292     1,447,027
   Participant transfers from other
     funding options .....................          866,155      6,842,296        274,157    1,238,249        397,062       778,345
   Administrative charges ................              (18)        (6,531)            (5)        (784)            (4)         (851)
   Contract surrenders ...................         (166,743)      (787,515)       (26,737)     (60,588)       (17,157)      (25,706)
   Participant transfers to other
     funding options .....................      (32,305,044)      (514,505)    (6,993,328)     (60,605)    (4,980,289)      (71,831)
   Other receipts/(payments) .............          (52,205)      (724,627)       (28,156)          --         (5,452)       (8,279)
                                             --------------   ------------   ------------   ----------   ------------   -----------
     Net increase (decrease) in
       net assets resulting from
       unit transactions .................      (30,383,312)    16,751,332     (6,473,367)   4,290,288     (4,587,548)    2,118,705
                                             --------------   ------------   ------------   ----------   ------------   -----------
     Net increase (decrease) in
       net assets ........................      (29,439,364)    17,101,373     (5,987,114)   4,492,015     (3,980,675)    2,403,593
Net Assets:
   Beginning of year .....................       29,439,364     12,337,991      5,987,114    1,495,099      3,980,675     1,577,082
                                             --------------   ------------   ------------   ----------   ------------   -----------
   End of year ...........................   $           --   $ 29,439,364   $         --   $5,987,114   $         --   $ 3,980,675
                                             ==============   ============   ============   ==========   ============   ===========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

   Travelers Pioneer Fund          Travelers Pioneer Mid Cap    Travelers Pioneer Strategic      Travelers Quality Bond
         Subaccount                    Value Subaccount              Income Subaccount                Subaccount
------------------------------    --------------------------    ---------------------------    --------------------------
     2006             2005           2006            2005           2006           2005           2006           2005
---------------    -----------    -----------    -----------    -----------    ------------    -----------    -----------
$         5,426    $   (15,857)   $    (2,179)   $      (995)   $   (50,445)   $    197,099    $   437,725    $  (121,660)
        157,052          2,994         17,653          5,134        (48,996)           (373)      (542,102)       (10,922)

        (89,431)        64,152          1,681         (1,681)       170,651        (101,603)        25,809        116,927
---------------    -----------    -----------    -----------    -----------    ------------    -----------    -----------

         73,047         51,289         17,155          2,458         71,210          95,123        (78,568)       (15,655)
---------------    -----------    -----------    -----------    -----------    ------------    -----------    -----------

         15,250        387,316         23,872        293,267        295,354       4,298,295        523,404      2,533,332

         23,836        402,093         14,100         28,964        701,574       1,619,519        223,531      1,087,100
             --           (166)            --             (4)           (20)         (1,023)            (7)        (2,001)
         (1,783)        (5,750)          (433)        (3,152)       (61,771)        (59,062)       (64,334)      (153,376)

     (1,313,042)        (6,200)      (370,282)        (5,945)    (8,682,980)       (494,199)    (8,034,421)      (543,738)
             --             --             --             --             --         (45,457)       (14,557)      (218,559)
---------------    -----------    -----------    -----------    -----------    ------------    -----------    -----------

     (1,275,739)       777,293       (332,743)       313,130     (7,747,843)      5,318,073     (7,366,384)     2,702,758
---------------    -----------    -----------    -----------    -----------    ------------    -----------    -----------

     (1,202,692)       828,582       (315,588)       315,588     (7,676,633)      5,413,196     (7,444,952)     2,687,103

      1,202,692        374,110        315,588             --      7,676,633       2,263,437      7,444,952      4,757,849
---------------    -----------    -----------    -----------    -----------    ------------    -----------    -----------
$            --    $ 1,202,692    $        --    $   315,588    $        --    $  7,676,633    $        --    $ 7,444,952
===============    ===========    ===========    ===========    ===========    ============    ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

                                                                      Travelers Style Focus Series:  Travelers Style Focus Series:
                                         Travelers Strategic Equity         Small Cap Growth               Small Cap Value
                                                 Subaccount                     Subaccount                    Subaccount
                                         --------------------------   ----------------------------   -----------------------------
                                           2006           2005            2006           2005            2006            2005
                                         ---------   --------------   ------------   -------------   ------------   --------------
Operations:
   Net investment income (loss) .......  $  (2,137)  $       (7,580)  $       (723)  $        (535)  $       (573)  $          (97)
   Realized gain (loss) ...............     91,552              486         15,285           1,732         12,902              842
   Change in unrealized gain (loss)
     on investments ...................    (52,232)          31,255           (311)            311            115             (115)
                                         ---------   --------------   ------------   -------------   ------------   --------------
     Net increase (decrease) in
       net assets resulting from
       operations .....................     37,183           24,161         14,251           1,508         12,444              630
                                         ---------   --------------   ------------   -------------   ------------   --------------
Unit Transactions:
   Participant purchase payments ......     44,112          434,439          9,535          77,907         14,384           68,883
   Participant transfers from other
     funding options ..................      7,402           42,491         11,149          10,633         28,602           15,193
   Administrative charges .............         --             (206)            --              (2)            --               (5)
   Contract surrenders ................     (3,712)         (16,769)          (267)             --         (1,715)              --
   Participant transfers to other
     funding options ..................   (968,016)         (49,352)      (120,649)         (4,065)      (130,632)          (7,784)
   Other receipts/(payments) ..........         --               --             --              --             --               --
                                         ---------   --------------   ------------   -------------   ------------   --------------
     Net increase (decrease) in
       net assets resulting from
       unit transactions ..............   (920,214)         410,603       (100,232)         84,473        (89,361)          76,287
                                         ---------   --------------   ------------   -------------   ------------   --------------
     Net increase (decrease) in
       net assets .....................   (883,031)         434,764        (85,981)         85,981        (76,917)          76,917
Net Assets:
   Beginning of year ..................    883,031          448,267         85,981              --         76,917               --
                                         ---------   --------------   ------------   -------------   ------------   --------------
   End of year ........................  $      --   $      883,031   $         --   $      85,981   $         --   $       76,917
                                         =========   ==============   ============   =============   ============   ==============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                 For the years ended December 31, 2006 and 2005

 Travelers U.S. Government       Van Kampen LIT Comstock      Van Kampen LIT Enterprise   VIP Contrafund(R) Subaccount
   Securities Subaccount          Subaccount (Class II)         Subaccount (Class II)         (Service Class 2)
---------------------------   -----------------------------   -------------------------   ----------------------------
    2006           2005            2006            2005          2006           2005          2006           2005
------------   ------------   -------------   -------------   -----------   -----------   ------------   -------------
$    335,447   $    (71,852)  $     (90,768)  $    (120,005)  $    (2,763)  $    (2,141)  $   (192,375)  $    (210,315)
    (478,356)         5,872         888,734         213,632           911           551      1,931,773          35,358

     (91,507)       138,587         970,506         293,804         9,908        10,972         71,894       2,020,157
------------   ------------   -------------   -------------   -----------   -----------   ------------   -------------

    (234,416)        72,607       1,768,472         387,431         8,056         9,382      1,811,292       1,845,200
------------   ------------   -------------   -------------   -----------   -----------   ------------   -------------

     244,543      3,761,278         695,369       6,688,301           636           159      2,032,476       7,642,919

     126,780        939,737         511,715       1,564,830         4,844         6,583      2,068,079       3,442,835
         (12)          (798)         (3,698)         (1,934)          (15)          (15)        (6,634)         (3,071)
     (87,335)       (44,530)       (424,238)        (77,803)       (1,920)       (1,923)      (345,152)        (64,331)

  (6,208,730)       (82,982)     (1,042,727)       (385,093)       (1,251)       (1,516)    (1,133,494)       (688,391)
          --       (126,710)        (95,450)        (33,256)           --            --        (13,242)        (50,598)
------------   ------------   -------------   -------------   -----------   -----------   ------------   -------------

  (5,924,754)     4,445,995        (359,029)      7,755,045         2,294         3,288      2,602,033      10,279,363
------------   ------------   -------------   -------------   -----------   -----------   ------------   -------------

  (6,159,170)     4,518,602       1,409,443       8,142,476        10,350        12,670      4,413,325      12,124,563

   6,159,170      1,640,568      13,086,234       4,943,758       164,367       151,697     17,782,733       5,658,170
------------   ------------   -------------   -------------   -----------   -----------   ------------   -------------
$         --   $  6,159,170   $  14,495,677   $  13,086,234   $   174,717   $   164,367   $ 22,196,058   $  17,782,733
============   ============   =============   =============   ===========   ===========   ============   =============

   The accompanying notes are an integral part of these financial statements.

                      METLIFE OF CT SEPARATE ACCOUNT ELEVEN
                             FOR VARIABLE ANNUITIES

                STATEMENTS OF CHANGES IN NET ASSETS (Concluded)
                 For the years ended December 31, 2006 and 2005

                                                VIP Dynamic Capital
                                              Appreciation Subaccount       VIP Mid Cap Subaccount
                                                 (Service Class 2)             (Service Class 2)
                                             -------------------------   ---------------------------
                                                2006          2005           2006           2005
                                             -----------   -----------   ------------   ------------
Operations:
   Net investment income (loss) ...........  $   (23,164)  $   (16,656)  $   (461,646)  $   (302,635)
   Realized gain (loss) ...................      108,408         4,641      3,233,381        203,715
   Change in unrealized gain (loss)
     on investments .......................       66,890       227,017       (258,591)     2,906,921
                                             -----------   -----------   ------------   ------------
     Net increase (decrease) in
       net assets resulting from
       operations .........................      152,134       215,002      2,513,144      2,808,001
                                             -----------   -----------   ------------   ------------
Unit Transactions:
   Participant purchase payments ..........       14,349       370,154      1,679,991     10,350,887
   Participant transfers from other
     funding options ......................      257,160       400,853      2,599,742      3,615,934
   Administrative charges .................         (184)         (127)        (8,895)        (4,364)
   Contract surrenders ....................      (11,709)       (1,085)      (547,710)      (204,819)
   Participant transfers to other
     funding options ......................     (296,086)      (21,187)    (1,869,951)      (921,000)
   Other receipts/(payments) ..............           --            --       (114,979)        (8,083)
                                             -----------   -----------   ------------   ------------
     Net increase (decrease) in
       net assets resulting from
       unit transactions ..................      (36,470)      748,608      1,738,198     12,828,555
                                             -----------   -----------   ------------   ------------
     Net increase (decrease) in
       net assets .........................      115,664       963,610      4,251,342     15,636,556
Net Assets:
   Beginning of year ......................    1,417,260       453,650     23,741,264      8,104,708
                                             -----------   -----------   ------------   ------------
   End of year ............................  $ 1,532,924   $ 1,417,260   $ 27,992,606   $ 23,741,264
                                             ===========   ===========   ============   ============

   The accompanying notes are an integral part of these financial statements.

                          NOTES TO FINANCIAL STATEMENTS

1. BUSINESS

MetLife of CT Separate Account Eleven for Variable Annuities ("Separate Account Eleven") (formerly, TIC Separate Account Eleven for Variable Annuities) is a separate account of MetLife Insurance Company of Connecticut (the "Company") (formerly, The Travelers Insurance Company), a wholly owned subsidiary of MetLife, Inc., a Delaware corporation, and is available for funding certain variable annuity contracts issued by the Company. Separate Account Eleven, established on November 14, 2002, is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The products supported by Separate Account Eleven are Pioneer Annuistar Plus, Portfolio Architect Plus, and Scudder Advocate Rewards Annuity.

Separate Account Eleven is divided into Subaccounts, each of which is treated as an individual separate account for financial reporting purposes. Each Subaccount invests in shares of the corresponding portfolios, series and funds (with the same name) of registered investment management companies (collectively, the "Funds") which are presented below. For convenience, the portfolios, series or funds are referred to as "portfolios".

      AIM Variable Insurance Funds
      Alger American Fund
      American Funds Insurance Series
      Credit Suisse Trust
      Dreyfus Investment Portfolios
      Dreyfus Socially Responsible Growth Fund, Inc.
      Dreyfus Variable Investment Fund
      DWS Investments VIT Funds
      DWS Variable Series I
      DWS Variable Series II
      Franklin Templeton Variable Insurance Products Trust
      Janus Aspen Series
      Legg Mason Partners Variable Portfolios I, Inc.
      Legg Mason Partners Variable Portfolios II
      Legg Mason Partners Variable Portfolios III, Inc.
      Lord Abbett Series Fund, Inc.
      Met Investors Series Trust
      Metropolitan Series Fund, Inc.
      PIMCO Variable Insurance Trust
      Pioneer Variable Contracts Trust
      Putnam Variable Trust
      Van Kampen Life Investment Trust
      Variable Insurance Products Fund

Participant purchase payments applied to Separate Account Eleven are invested in one or more Subaccounts in accordance with the selection made by the contract owner. The following Subaccounts were available for investment as of December 31, 2006 (the share class indicated in parentheses is that of the portfolio in which the Subaccount invests):

      AIM V.I. Capital Appreciation Subaccount (Series II)
      AIM V.I. Mid Cap Core Equity Subaccount (Series II)
      AIM V.I. Utilities Subaccount
      Alger American Leveraged AllCap Subaccount (Class S)
      American Funds Global Growth Subaccount (Class 2)
      American Funds Growth Subaccount (Class 2)
      American Funds Growth-Income Subaccount (Class 2)
      Credit Suisse Trust Emerging Markets Subaccount
      Credit Suisse Trust Global Small Cap Subaccount
      Dreyfus MidCap Stock Subaccount (Service Shares)
      Dreyfus Socially Responsible Growth Subaccount (Service Shares) Dreyfus VIF Appreciation Subaccount (Initial Shares)

      Dreyfus VIF Developing Leaders Subaccount (Initial Shares)
      DWS VIT Equity 500 Index Subaccount (Class B)
      DWS VIT RREEF Real Estate Securities Subaccount (Class B)
      DWSI Bond Subaccount (Class B)
      DWSI Capital Growth Subaccount (Class B)
      DWSI Global Opportunities Subaccount (Class B)
      DWSI Growth & Income Subaccount (Class B)
      DWSI Health Care Subaccount (Class B)
      DWSI International Subaccount (Class B)
      DWSII Balanced Subaccount (Class B)
      DWSII Blue Chip Subaccount (Class B)
      DWSII Conservative Allocation Subaccount (Class B)
      DWSII Core Fixed Income Subaccount (Class B)
      DWSII Davis Venture Value Subaccount (Class B)
      DWSII Dreman High Return Equity Subaccount (Class B)
      DWSII Dreman Small Mid Cap Value Subaccount (Class B)
      DWSII Global Thematic Subaccount (Class B)
      DWSII Government & Agency Securities Subaccount (Class B)
      DWSII Growth Allocation Subaccount (Class B)
      DWSII High Income Subaccount (Class B)
      DWSII International Select Equity Subaccount (Class B)
      DWSII Janus Growth & Income Subaccount (Class B)
      DWSII Large Cap Value Subaccount (Class B)
      DWSII Mid Cap Growth Subaccount (Class B)
      DWSII Moderate Allocation Subaccount (Class B)
      DWSII Money Market Subaccount (Class B)
      DWSII Small Cap Growth Subaccount (Class B)
      DWSII Strategic Income Subaccount (Class B)
      DWSII Technology Subaccount (Class B)
      DWSII Turner Mid Cap Growth Subaccount (Class B)
      FTVIPT Franklin Rising Dividends Securities Subaccount (Class 2) FTVIPT Franklin Small-Mid Cap Growth Securities Subaccount (Class 2) FTVIPT Templeton Developing Markets Securities Subaccount (Class 2) FTVIPT Templeton Foreign Securities Subaccount (Class 2)
      Janus Aspen Global Life Sciences Subaccount (Service Shares)
      Janus Aspen Global Technology Subaccount (Service Shares)
      Janus Aspen Worldwide Growth Subaccount (Service Shares)
      LMPVPI All Cap Subaccount (Class I)
      LMPVPI All Cap Subaccount (Class II)
      LMPVPI Investors Subaccount (Class I)
      LMPVPI Large Cap Growth Subaccount (Class I)
      LMPVPI Small Cap Growth Subaccount (Class I)
      LMPVPI Total Return Subaccount (Class II)
      LMPVPII Aggressive Growth Subaccount (Class I)

      LMPVPII Aggressive Growth Subaccount (Class II)
      LMPVPII Equity Index Subaccount (Class II)
      LMPVPII Growth and Income Subaccount (Class I)
      LMPVPIII Adjustable Rate Income Subaccount
      LMPVPIII Social Awareness Stock Subaccount
      Lord Abbett Growth and Income Subaccount (Class VC)
      Lord Abbett Mid-Cap Value Subaccount (Class VC)
      MIST Batterymarch Mid-Cap Stock Subaccount (Class A)
      MIST BlackRock High Yield Subaccount (Class A)
      MIST BlackRock Large-Cap Core Subaccount (Class A)
      MIST Dreman Small Cap Value Subaccount (Class A)
      MIST Harris Oakmark International Subaccount (Class A)
      MIST Janus Capital Appreciation Subaccount (Class A)
      MIST Legg Mason Partners Managed Assets Subaccount (Class A)
      MIST Lord Abbett Bond Debenture Subaccount (Class A)
      MIST Lord Abbett Growth and Income Subaccount (Class B)
      MIST Lord Abbett Mid-Cap Value Subaccount (Class B)
      MIST Met/AIM Capital Appreciation Subaccount (Class A)
      MIST Met/AIM Small Cap Growth Subaccount (Class A)
      MIST MFS Value Subaccount (Class A)
      MIST Neuberger Berman Real Estate Subaccount (Class A)
      MIST Oppenheimer Capital Appreciation Subaccount (Class B)
      MIST Pioneer Fund Subaccount (Class A)
      MIST Pioneer Mid-Cap Value Subaccount (Class A)
      MIST Pioneer Strategic Income Subaccount (Class A)
      MIST Third Avenue Small Cap Value Subaccount (Class B)
      MSF BlackRock Aggressive Growth Subaccount (Class D)
      MSF BlackRock Bond Income Subaccount (Class A)
      MSF BlackRock Money Market Subaccount (Class A)
      MSF FI Large Cap Subaccount (Class A)
      MSF FI Value Leaders Subaccount (Class D)
      MSF MetLife Aggressive Allocation Subaccount (Class B)
      MSF MetLife Conservative Allocation Subaccount (Class B)
      MSF MetLife Conservative to Moderate Allocation Subaccount (Class B) MSF MetLife Moderate Allocation Subaccount (Class B)
      MSF MetLife Moderate to Aggressive Allocation Subaccount (Class B) MSF MFS Total Return Subaccount (Class B)
      MSF MFS Total Return Subaccount (Class F)
      MSF Oppenheimer Global Equity Subaccount (Class B)
      MSF T. Rowe Price Large Cap Growth Subaccount (Class B)
      MSF Western Asset Management High Yield Bond Subaccount (Class A) MSF Western Asset Management U.S. Government Subaccount (Class A) PIMCO VIT Real Return Subaccount (Administrative Class)
      PIMCO VIT Total Return Subaccount (Administrative Class)
      Pioneer America Income VCT Subaccount (Class II)
      Pioneer Cullen Value VCT Subaccount (Class II)
      Pioneer Emerging Markets VCT Subaccount (Class II)
      Pioneer Equity Income VCT Subaccount (Class II)
      Pioneer Equity Opportunity VCT Subaccount (Class II)

      Pioneer Fund VCT Subaccount (Class II)
      Pioneer Global High Yield VCT Subaccount (Class II)
      Pioneer Growth Shares VCT Subaccount (Class II)
      Pioneer High Yield VCT Subaccount (Class II)
      Pioneer Ibbotson Aggressive Allocation VCT Subaccount (Class II) Pioneer Ibbotson Growth Allocation VCT Subaccount (Class II) Pioneer Ibbotson Moderate Allocation VCT Subaccount (Class II) Pioneer International Value VCT Subaccount (Class II)
      Pioneer Mid Cap Value VCT Subaccount (Class II)
      Pioneer Oak Ridge Large Cap Growth VCT Subaccount (Class II) Pioneer Real Estate Shares VCT Subaccount (Class II)
      Pioneer Small and Mid Cap Growth VCT Subaccount (Class II) Pioneer Small Cap Value VCT Subaccount (Class II)
      Pioneer Strategic Income VCT Subaccount (Class II)
      Pioneer Value VCT Subaccount (Class II)
      Putnam VT International Equity Subaccount (Class IB)
      Putnam VT Small Cap Value Subaccount (Class IB)
      Van Kampen LIT Comstock Subaccount (Class II)
      Van Kampen LIT Enterprise Subaccount (Class II)
      VIP Contrafund Subaccount (Service Class 2)
      VIP Dynamic Capital Appreciation Subaccount (Service Class 2) VIP Mid Cap Subaccount (Service Class 2)

The operations of the Subaccounts changed as follows during the years ended December 31, 2006 and 2005:

      For the year ended December 31, 2006:

      Name Changes:

      Old Name                                                  New Name
      --------                                                  --------
      Smith Barney Equity Index Subaccount                      LMPVPII Equity Index Subaccount
      Salomon Brothers Variable Aggressive Growth Subaccount    LMPVPII Aggressive Growth Subaccount
      Salomon Brothers Variable Growth & Income Subaccount      LMPVPII Growth and Income Subaccount
      Salomon Brothers Variable All Cap Subaccount              LMPVPI All Cap Subaccount
      Salomon Brothers Variable Investors Subaccount            LMPVPI Investors Subaccount
      Salomon Brothers Variable Large Cap Growth Subaccount     LMPVPI Large Cap Growth Subaccount
      Salomon Brothers Variable Small Cap Growth Subaccount     LMPVPI Small Cap Growth Subaccount
      Salomon Brothers Variable Total Return Subaccount         LMPVPI Total Return Subaccount
      Scudder Real Estate Securities Subaccount                 DWS VIT RREEF Real Estate Securities Subaccount
      Scudder VIT Equity 500 Index Subaccount                   DWS VIT Equity 500 Index Subaccount
      Scudder Bond Subaccount                                   DWSI Bond Subaccount
      Scudder Capital Growth Subaccount                         DWSI Capital Growth Subaccount
      Scudder Global Discovery Subaccount                       DWSI Global Opportunities Subaccount
      Scudder Growth and Income Subaccount                      DWSI Growth & Income Subaccount
      Scudder Health Science Subaccount                         DWSI Health Care Subaccount
      Scudder International Subaccount                          DWSI International Subaccount
      Scudder Blue Chip Subaccount                              DWSII Blue Chip Subaccount
      Scudder Conservative Income Strategy Subaccount           DWSII Income Allocation Subaccount
      Scudder Fixed Income Subaccount                           DWSII Core Fixed Income Subaccount
      Scudder Global Blue Chip Subaccount                       DWSII Global Thematic Subaccount
      Scudder Government & Agency Securities Subaccount         DWSII Government & Agency Securities Subaccount

      Old Name                                                  New Name
      --------                                                  --------
      Scudder Growth & Income Strategy Subaccount               DWSII Moderate Allocation Subaccount
      Scudder Growth Strategy Subaccount                        DWSII Growth Allocation Subaccount
      Scudder High Income Subaccount                            DWSII High Income Subaccount
      Scudder Income & Growth Strategy Subaccount               DWSII Conservative Allocation Subaccount
      Scudder International Select Equity Subaccount            DWSII International Select Equity Subaccount
      Scudder Large Cap Value Subaccount                        DWSII Large Cap Value Subaccount
      Scudder Mercury Large Cap Core Subaccount                 DWSII Mercury Large Cap Core Subaccount
      Scudder Mid Cap Growth Subaccount                         DWSII Mid Cap Growth Subaccount
      Scudder Money Market Subaccount                           DWSII Money Market Subaccount
      Scudder Salomon Aggressive Growth Subaccount              DWSII Legg Mason Aggressive Growth Subaccount
      Scudder Small Cap Growth Subaccount                       DWSII Small Cap Growth Subaccount
      Scudder Strategic Income Subaccount                       DWSII Strategic Income Subaccount
      Scudder Technology Growth Subaccount                      DWSII Technology Subaccount
      Scudder Templeton Foreign Value Subaccount                DWSII Templeton Foreign Value Subaccount
      Scudder Total Return Subaccount                           DWSII Balanced Subaccount
      SVS Davis Venture Value Subaccount                        DWSII Davis Venture Value Subaccount
      SVS Dreman Financial Services Subaccount                  DWSII Dreman Financial Services Subaccount
      SVS Dreman High Return Equity Subaccount                  DWSII Dreman High Return Equity Subaccount
      SVS Dreman Small Cap Value Subaccount                     DWSII Dreman Small Cap Value Subaccount
      SVS Janus Growth and Income Subaccount                    DWSII Janus Growth and Income Subaccount
      SVS Janus Growth Opportunities Subaccount                 DWSII Janus Growth Opportunities Subaccount
      SVS MFS Strategic Value Subaccount                        DWSII MFS Strategic Value Subaccount
      SVS Oak Strategic Equity Subaccount                       DWSII Oak Strategic Equity Subaccount
      SVS Turner Mid Cap Growth Subaccount                      DWSII Turner Mid Cap Growth Subaccount
      SB Adjustable Rate Income Subaccount                      LMPVPIII Adjustable Rate Income Subaccount
      Travelers Social Awareness Stock Subaccount               LMPVPIII Social Awareness Stock Subaccount
      Federated High Yield Subaccount                           BlackRock High Yield Subaccount
      DWS II Dreman Small Cap Value Subaccount                  DWSII Dreman Small Mid Cap Value Subaccount
      Mercury Large-Cap Core Subaccount                         BlackRock Large-Cap Core Subaccount

      Merger:

      Old Portfolio                                             New Portfolio
      -------------                                             -------------
      Capital Appreciation Fund (a)                             Janus Capital Appreciation Portfolio (b)
      Travelers AIM Capital Appreciation Portfolio (a)          Met/AIM Capital Appreciation Portfolio (b)
      High Yield Bond Trust (a)                                 Western Asset Management High Yield Bond Portfolio (b)
      Managed Assets Trust (a)                                  Legg Mason Partners Managed Assets Portfolio (b)
      Money Market Portfolio (a)                                BlackRock Money Market Portfolio (b)
      Pioneer Small Company VCT Portfolio (a)                   Pioneer Small Cap Value VCT Portfolio (b)
      Travelers Convertible Securities Portfolio (a)            Lord Abbett Bond Debenture Portfolio (b)
      Travelers Disciplined Mid Cap Stock Portfolio (a)         Batterymarch Mid-Cap Stock Portfolio (b)
      Travelers Federated High Yield Portfolio (a)              Federated High Yield Portfolio (b)
      Travelers Federated Stock Portfolio (a)                   Lord Abbett Growth and Income Portfolio (b)

      Travelers Mercury Large-Cap Core Portfolio (a)                   Mercury Large-Cap Core Portfolio (b)
      Travelers MFS Value Portfolio (a)                                MFS Value Portfolio (b)
      Travelers Mondrian International Stock Portfolio (a)             Harris Oakmark International Portfolio (b)
      Travelers Pioneer Fund Portfolio (a)                             Pioneer Fund Portfolio (b)
      Travelers Pioneer Mid-Cap Value Portfolio (a)                    Pioneer Mid-Cap Value Portfolio (b)
      Travelers Pioneer Strategic Income Portfolio (a)                 Pioneer Strategic Income Portfolio (b)
      Travelers Style Focus Series: Small Cap Growth Portfolio (a)     Met/AIM Small Cap Growth Portfolio (b)
      Travelers Style Focus Series: Small Cap Value Portfolio (a)      Dreman Small-Cap Value Portfolio (b)
      Travelers Equity Income Portfolio (a)                            FI Value Leaders Portfolio (b)
      Travelers Large Cap Portfolio (a)                                FI Large Cap Portfolio (b)
      Travelers Managed Allocation Series:                             MetLife Conservative Allocation Portfolio (b)
        Conservative Portfolio (a)
      Travelers Managed Allocation Series: Moderate-Conservative       MetLife Conservative to Moderate Allocation Portfolio (b)
        Portfolio (a)
      Travelers Managed Allocation Series: Moderate Portfolio (a)      MetLife Moderate Allocation Portfolio (b)
      Travelers Managed Allocation Series: Moderate-Aggressive         MetLife Moderate to Aggressive Allocation Portfolio (b)
        Portfolio (a)
      Travelers Managed Allocation Series: Aggressive Portfolio (a)    MetLife Aggressive Allocation Portfolio (b)
      Travelers MFS Mid-Cap Growth Portfolio (a)                       BlackRock Aggressive Growth Portfolio (b)
      Travelers MFS Total Return Portfolio (a)                         MFS Total Return Portfolio (b)
      Travelers Strategic Equity Portfolio (a)                         FI Large Cap Portfolio (b)
      Travelers Quality Bond Portfolio (a)                             BlackRock Bond Income Portfolio (b)
      Travelers U.S. Government Securities Portfolio (a)               Western Asset Management U.S. Government Portfolio (b)
      DWSII Dreman Financial Services VIP Portfolio (e)                DWSII Dreman High Return Equity VIP Portfolio (f)
      DWSII MFS Strategic Value VIP Portfolio (e)                      DWSII Dreman High Return Equity VIP Portfolio (f)
      DWSII Income Allocation VIP Portfolio (e)                        DWSII Conservative Allocation VIP Portfolio (f)
      DWSII Janus Growth Opportunities VIP Portfolio (c)               DWSI Capital Growth VIP Portfolio (d)
      DWSII Legg Mason Aggressive Growth VIP Portfolio (c)             DWSI Capital Growth VIP Portfolio (d)
      DWSII Mercury Large-Cap Core VIP Portfolio (c)                   DWSI Growth & Income VIP Portfolio (d)
      DWSII Oak Strategic Equity VIP Portfolio (c)                     DWSI Capital Growth VIP Portfolio (d)
      DWSII Templeton Foreign Value VIP Portfolio (c)                  DWSI International VIP Portfolio (d)
      Pioneer Europe VCT Portfolio (g)                                 Pioneer International Value VCT Portfolio (h)
      Pioneer Balanced VCT Portfolio (g)                               Pioneer Ibbotson Moderate Allocation VCT Portfolio (h)
      Pioneer AmPac Growth VCT Portfolio (g)                           Pioneer Oak Ridge Large Cap Growth VCT Portfolio (h)

      (a) For the period January 1, 2006 to April 30, 2006

      (b) For the period May 1, 2006 to December 31, 2006

      (c) For the period January 1, 2006 to December 7, 2006

      (d) For the period December 8, 2006 to December 31, 2006

      (e) For the period January 1, 2006 to September 17, 2006

      (f) For the period September 18, 2006 to December 31, 2006

      (g) For the period January 1, 2006 to December 14, 2006

      (h) For the period December 15, 2006 to December 31, 2006

      Substitutions:

      Old Portfolio                                      New Portfolio
      -------------                                      -------------
      Delaware VIP REIT Portfolio (i)                    Neuberger Berman Real Estate Portfolio (j)
      Janus Aspen Balanced Portfolio (i)                 MFS Total Return Portfolio (j)
      Alger American Balanced Portfolio (i)              MFS Total Return Portfolio (j)
      AllianceBernstein Large Cap Growth Portfolio (i)   T.Rowe Price Large Cap Growth Portfolio (j)
      Mercury Value Opportunities V.I. Portfolio (i)     Third Avenue Small Cap Value Portfolio (j)
      Mercury Global Allocation V.I. Portfolio (i)       Oppenheimer Global Equity Portfolio (j)
      Mutual Shares Securities Portfolio (i)             Lord Abbett Growth and Income Portfolio (j)
      Templeton Growth Securities Portfolio (i)          Oppenheimer Global Equity Portfolio (j)
      Oppenheimer Capital Appreciation Portfolio (i)     MIST Oppenheimer Capital Appreciation Portfolio (j)
      Oppenheimer Main Street Portfolio (i)              Lord Abbett Growth and Income Portfolio (j)
      Oppenheimer Global Securities Portfolio (i)        Oppenheimer Global Equity Portfolio (j)
      Lazard Retirement Small Cap Portfolio (k)          Third Avenue Small Cap Value Portfolio (l)

      (i) For the period January 1, 2006 to April 30, 2006

      (j) For the period May 1, 2006 to December 31, 2006

      (k) For the period January 1, 2006 to November 12, 2006

      (l) For the period November 13, 2006 to December 31, 2006

      For the year ended December 31, 2005:

      Mergers:

      Old Portfolio                                      New Portfolio
      -------------                                      -------------
      MFS Emerging Growth Portfolio                      MFS Mid Cap Growth Portfolio
      21st Century Growth Portfolio                      Scudder Small Cap Growth Portfolio
      Scudder Growth Portfolio                           Capital Growth Portfolio
      SVS Eagle Focused Large Cap Growth Portfolio       Capital Growth Portfolio
      SVS Focus Value & Growth Portfolio                 Growth & Income Portfolio
      SVS Index 500 Portfolio                            Scudder VIT Equity 500 Index Portfolio

      Additions:

      Travelers Managed Allocation Aggressive Portfolio
      Travelers Managed Allocation Conservative Portfolio
      Travelers Managed Allocation Moderate Portfolio
      Travelers Managed Allocation Moderate-Aggressive Portfolio Travelers Managed Allocation Moderate-Conservative Portfolio Travelers Pioneer Bond VCT Portfolio
      Travelers Pioneer Cullen Value VCT Portfolio
      Travelers Pioneer Equity Opportunity VCT Portfolio
      Travelers Pioneer Global High Yield VCT Portfolio
      Travelers Pioneer Ibbotson Aggressive Allocation VCT Portfolio Travelers Pioneer Ibbotson Growth Allocation VCT Portfolio Travelers Pioneer Ibbotson Moderate Allocation VCT Portfolio

1. BUSINESS -- (Concluded)

      Travelers Pioneer Mid Cap Value Portfolio
      Salomon Brothers Variable All Cap Portfolio
      Scudder Bond Portfolio
      Scudder VIT Equity 500 Index Portfolio
      Travelers Style Focus Small Cap Growth Portfolio
      Travelers Style Focus Small Cap Value Portfolio
      SVS I Scudder Bond Portfolio

      Not all Subaccounts may be available in all states or to all contract owners.

This report is prepared for the general information of contract owners and is not an offer of units of Separate Account Eleven or shares of Separate Account Eleven's underlying Subaccounts. It should not be used in connection with any offer except in conjunction with the prospectus for Separate Account Eleven product(s) offered by the Company and the prospectuses for the underlying Subaccounts, which collectively contain all pertinent information, including additional information on charges and expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by Separate Account Eleven in the preparation of its financial statements.

Investments are valued daily at the net asset values per share of the underlying Subaccounts. Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost which approximates fair value. Changes in fair values are recorded in the Statement of Operations.

Security transactions are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Included in "other receipts/(payments)" in the Statement of Changes in Net Assets are primarily contract benefits which have been re-deposited with the Company and distributions for payouts.

The operations of Separate Account Eleven form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code of 1986 (the "Code"). Under existing federal income tax law, no taxes are payable on the earnings of Separate Account Eleven. Separate Account Eleven is not taxed as a "regulated investment company" under Subchapter M of the Code.

Net assets allocated to contracts in the payout period are computed according to the Annuity 2000 Table. The assumed investment return is 3.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

The financial highlights disclosure is comprised of the units, unit values, net assets, investment income ratio, expense ratios and total returns for each Subaccount. Since each Subaccount offers multiple contract charges, certain information is provided in the form of a range. The range information may reflect varying time periods if assets did not exist with all contract charge options of the Subaccount for the entire year.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.CONTRACT CHARGES

The asset-based charges listed below are deducted, as appropriate, each business day and are assessed through the calculation of accumulation and/or annuity unit values:

      - Mortality and Expense Risks assumed by the Company ("M&E")

      - Administrative fees paid for administrative expenses ("ADM")

      - Enhanced Stepped-up Provision, if elected by the contract owner
        ("E.S.P.")

      - Guaranteed Minimum Withdrawal Benefit, if elected by the contract owner ("GMWB")

      - Guaranteed Minimum Withdrawal Benefit for life, if elected by the contract owner ("GMWB L")

      - Guaranteed Income Solution, if elected by the contract owner ("GIS")

      - Guaranteed Income Solution Plus, if elected by the contract owner
        ("GISP")

      - Guaranteed Minimum Accumulation Benefit, if elected by the contract owner ("GMAB")

Below is a table displaying separate account charges with their associated products offered in this Separate Account for each funding option. The table displays the following death benefit ("Dth Ben") designations; Standard ("S"), Step up ("SU"), Deferred Annual Step up ("D") and Roll up ("R"). In products where there is one death benefit only, the Dth Ben column is blank.

                                                                      Asset-based Charges
                                    ---------------------------------------------------------------------------------------------
                                                                            Optional Features
Separate                                          -----------------------------------------------------------------------
Account         Dth                                               GMWB I           GMWB II                                  Total
Charge (1)      Ben  Product         M&E    ADM   E.S.P.  GMWB I   PLUS   GMWB II    PLUS   GMWB III  GMWB L  GISP   GMAB  Charge
--------------  ---  -------------  -----  -----  ------  ------  ------  -------  -------  --------  ------  ----  -----  ------
Separate         S   Pioneer
  Account              AnnuiStar
  Charge 1.55%         Plus         1.40%  0.15%                                                                            1.55%
                 S   Portfolio
                       Architect
                       Plus
                       (notes 2-3)  1.40%  0.15%                                                                            1.55%
                 S   Scudder
                       Advocate
                       Rewards      1.40%  0.15%                                                                            1.55%

Separate         SU  Pioneer
  Account              AnnuiStar
  Charge 1.70%         Plus         1.55%  0.15%                                                                            1.70%
                 SU  Portfolio
                       Architect
                       Plus
                       (notes 2-3)  1.55%  0.15%                                                                            1.70%
                 SU  Scudder
                       Advocate
                       Rewards      1.55%  0.15%                                                                            1.70%

Separate         S   Pioneer
  Account              AnnuiStar
  Charge 1.75%         Plus         1.40%  0.15%   0.20%                                                                    1.75%
                 S   Portfolio
                       Architect
                       Plus
                       (notes 2-3)  1.40%  0.15%   0.20%                                                                    1.75%
                 S   Scudder
                       Advocate
                       Rewards      1.40%  0.15%   0.20%                                                                    1.75%

                                                                      Asset-based Charges
                                    ---------------------------------------------------------------------------------------------
                                                                             Optional Features
Separate                                          -----------------------------------------------------------------------
Account         Dth                                               GMWB I           GMWB II                                  Total
Charge (1)      Ben  Product         M&E    ADM   E.S.P.  GMWB I   PLUS   GMWB II    PLUS   GMWB III  GMWB L  GISP   GMAB  Charge
--------------  ---  -------------  -----  -----  ------  ------  ------  -------  -------  --------  ------  ----  -----  ------
Separate         S   Pioneer
  Account              AnnuiStar
  Charge 1.80%         Plus         1.40%  0.15%                                              0.25%                         1.80%
                 S   Portfolio
                       Architect
                       Plus
                       (notes 2-3)  1.40%  0.15%                                              0.25%                         1.80%
                 S   Scudder
                       Advocate
                       Rewards      1.40%  0.15%                                              0.25%                         1.80%

Separate         SU  Pioneer
  Account              AnnuiStar
  Charge 1.90%         Plus         1.55%  0.15%   0.20%                                                                    1.90%
                 R   Pioneer
                       AnnuiStar
                       Plus         1.75%  0.15%                                                                            1.90%
                 SU  Portfolio
                       Architect
                       Plus
                       (notes 2-3)  1.55%  0.15%   0.20%                                                                    1.90%
                 R   Portfolio
                       Architect
                       Plus
                       (notes 2-3)  1.75%  0.15%                                                                            1.90%
                 SU  Scudder
                       Advocate
                       Rewards      1.55%  0.15%   0.20%                                                                    1.90%
                 R   Scudder
                       Advocate
                       Rewards      1.75%  0.15%                                                                            1.90%

Separate         S   Pioneer
  Account              AnnuiStar
  Charge 1.95%         Plus         1.40%  0.15%           0.40%                                                            1.95%
                 SU  Pioneer
                       AnnuiStar
                       Plus         1.55%  0.15%                                              0.25%                         1.95%
                 S   Portfolio
                       Architect
                       Plus
                       (notes 2-3)  1.40%  0.15%           0.40%                                                            1.95%
                 SU  Portfolio
                       Architect
                       Plus
                       (notes 2-3)  1.55%  0.15%                                              0.25%                         1.95%
                 S   Scudder
                       Advocate
                       Rewards      1.40%  0.15%           0.40%                                                            1.95%
                 S   Scudder
                       Advocate
                       Rewards      1.40%  0.15%                                                                    0.40%   1.95%
                 SU  Scudder
                       Advocate
                       Rewards      1.55%  0.15%                                              0.25%                         1.95%

                                                                      Asset-based Charges
                                    ---------------------------------------------------------------------------------------------
                                                                             Optional Features
Separate                                          -----------------------------------------------------------------------
Account         Dth                                               GMWB I           GMWB II                                  Total
Charge (1)      Ben  Product         M&E    ADM   E.S.P.  GMWB I   PLUS   GMWB II    PLUS   GMWB III  GMWB L  GISP   GMAB  Charge
--------------  ---  -------------  -----  -----  ------  ------  ------  -------  -------  --------  ------  ----  -----  ------
Separate         S   Pioneer
  Account              AnnuiStar
  Charge 2.00%         Plus         1.40%  0.15%   0.20%                                      0.25%                         2.00%
                 S   Portfolio
                       Architect
                       Plus
                       (notes 2-3)  1.40%  0.15%   0.20%                                      0.25%                         2.00%
                 S   Scudder
                       Advocate
                       Rewards      1.40%  0.15%   0.20%                                      0.25%                         2.00%

Separate         S   Pioneer
  Account              AnnuiStar
  Charge 2.05%         Plus         1.40%  0.15%                                                                    0.50%   2.05%
                 S   Pioneer
                       AnnuiStar
                       Plus         1.40%  0.15%                            0.50%                                           2.05%
                 S   Portfolio
                       Architect
                       Plus
                       (notes 2-3)  1.40%  0.15%                                                                    0.50%   2.05%
                 S   Portfolio
                       Architect
                       Plus
                       (notes 2-3)  1.40%  0.15%                            0.50%                                           2.05%
                 S   Scudder
                       Advocate
                       Rewards      1.40%  0.15%                            0.50%                                           2.05%

Separate         SU  Pioneer
  Account              AnnuiStar
  Charge 2.10%         Plus         1.55%  0.15%           0.40%                                                            2.10%
                 R   Pioneer
                       AnnuiStar
                       Plus         1.75%  0.15%   0.20%                                                                    2.10%
                 SU  Portfolio
                       Architect
                       Plus
                       (notes 2-3)  1.55%  0.15%           0.40%                                                            2.10%
                 R   Portfolio
                       Architect
                       Plus
                       (notes 2-3)  1.75%  0.15%   0.20%                                                                    2.10%
                 S   Scudder
                       Advocate
                       Rewards      1.40%  0.15%                   0.55%                                                    2.10%
                 SU  Scudder
                       Advocate
                       Rewards      1.55%  0.15%           0.40%                                                            2.10%
                 SU  Scudder
                       Advocate
                       Rewards      1.55%  0.15%                                                                    0.40%   2.10%
                 R   Scudder
                       Advocate
                       Rewards      1.75%  0.15%   0.20%                                                                    2.10%

                                                                      Asset-based Charges
                                    ---------------------------------------------------------------------------------------------
                                                                             Optional Features
Separate                                          -----------------------------------------------------------------------
Account         Dth                                               GMWB I           GMWB II                                  Total
Charge (1)      Ben  Product         M&E    ADM   E.S.P.  GMWB I   PLUS   GMWB II    PLUS   GMWB III  GMWB L  GISP   GMAB  Charge
--------------  ---  -------------  -----  -----  ------  ------  ------  -------  -------  --------  ------  ----  -----  ------
Separate         S   Pioneer
  Account              AnnuiStar
  Charge 2.15%         Plus         1.40%  0.15%   0.20%   0.40%                                                            2.15%
                 SU  Pioneer
                       AnnuiStar
                       Plus         1.55%  0.15%   0.20%                                      0.25%                         2.15%
                 R   Pioneer
                       AnnuiStar
                       Plus         1.75%  0.15%                                              0.25%                         2.15%
                 S   Portfolio
                       Architect
                       Plus
                       (notes 2-3)  1.40%  0.15%   0.20%   0.40%                                                            2.15%
                 SU  Portfolio
                       Architect
                       Plus
                       (notes 2-3)  1.55%  0.15%   0.20%                                      0.25%                         2.15%
                 R   Portfolio
                       Architect
                       Plus
                       (notes 2-3)  1.75%  0.15%                                              0.25%                         2.15%
                 S   Scudder
                       Advocate
                       Rewards      1.40%  0.15%   0.20%   0.40%                                                            2.15%
                 S   Scudder
                       Advocate
                       Rewards      1.40%  0.15%   0.20%                                                            0.40%   2.15%
                 SU  Scudder
                       Advocate
                       Rewards      1.55%  0.15%   0.20%                                      0.25%                         2.15%
                 R   Scudder
                       Advocate
                       Rewards      1.75%  0.15%                                              0.25%                         2.15%

Separate         S   Pioneer
  Account              AnnuiStar
  Charge 2.20%         Plus         1.40%  0.15%                                                       0.65%                2.20%
                 SU  Pioneer
                       AnnuiStar
                       Plus         1.55%  0.15%                                                                    0.50%   2.20%
                 SU  Pioneer
                       AnnuiStar
                       Plus         1.55%  0.15%                            0.50%                                           2.20%
                 SU  Portfolio
                       Architect
                       Plus
                       (notes 2-3)  1.55%  0.15%                                                                    0.50%   2.20%
                 SU  Portfolio
                       Architect
                       Plus
                       (notes 2-3)  1.55%  0.15%                            0.50%                                           2.20%

                                                                      Asset-based Charges
                                    ---------------------------------------------------------------------------------------------
                                                                             Optional Features
Separate                                          -----------------------------------------------------------------------
Account         Dth                                               GMWB I           GMWB II                                  Total
Charge (1)      Ben  Product         M&E    ADM   E.S.P.  GMWB I   PLUS   GMWB II    PLUS   GMWB III  GMWB L  GISP   GMAB  Charge
--------------  ---  -------------  -----  -----  ------  ------  ------  -------  -------  --------  ------  ----  -----  ------
Separate
  Account        S   Scudder
  Charge 2.20%         Advocate
  (Continued)          Rewards      1.40%  0.15%                                    0.65%                                   2.20%
                 SU  Scudder
                       Advocate
                       Rewards      1.55%  0.15%                           0.50%                                            2.20%

Separate         S   Pioneer
  Account              AnnuiStar
  Charge 2.25%         Plus         1.40%  0.15%   0.20%                                                            0.50%   2.25%
                 S   Pioneer
                       AnnuiStar
                       Plus         1.40%  0.15%   0.20%                   0.50%                                            2.25%
                 S   Portfolio
                       Architect
                       Plus
                       (notes 2-3)  1.40%  0.15%   0.20%                                                            0.50%   2.25%
                 S   Portfolio
                       Architect
                       Plus
                       (notes 2-3)  1.40%  0.15%   0.20%                   0.50%                                            2.25%
                 S   Scudder
                       Advocate
                       Rewards      1.40%  0.15%   0.20%                   0.50%                                            2.25%
                 SU  Scudder
                       Advocate
                       Rewards      1.55%  0.15%                   0.55%                                                    2.25%

Separate         SU  Pioneer
  Account              AnnuiStar
  Charge 2.30%         Plus         1.55%  0.15%   0.20%   0.40%                                                            2.30%
                 R   Pioneer
                       AnnuiStar
                       Plus         1.75%  0.15%           0.40%                                                            2.30%
                 SU  Portfolio
                       Architect
                       Plus
                       (notes 2-3)  1.55%  0.15%   0.20%   0.40%                                                            2.30%
                 R   Portfolio
                       Architect
                       Plus
                       (notes 2-3)  1.75%  0.15%           0.40%                                                            2.30%
                 S   Scudder
                       Advocate
                       Rewards      1.40%  0.15%   0.20%           0.55%                                                    2.30%
                 SU  Scudder
                       Advocate
                       Rewards      1.55%  0.15%   0.20%   0.40%                                                            2.30%

                 SU  Scudder
                       Advocate
                       Rewards      1.55%  0.15%   0.20%                                                            0.40%   2.30%

                                                                      Asset-based Charges
                                    ---------------------------------------------------------------------------------------------
                                                                             Optional Features
Separate                                          -----------------------------------------------------------------------
Account         Dth                                               GMWB I           GMWB II                                  Total
Charge (1)      Ben  Product         M&E    ADM   E.S.P.  GMWB I   PLUS   GMWB II    PLUS   GMWB III  GMWB L  GISP   GMAB  Charge
--------------  ---  -------------  -----  -----  ------  ------  ------  -------  -------  --------  ------  ----  -----  ------
Separate
  Account        R   Scudder
  Charge 2.30%         Advocate
  (Continued)          Rewards      1.75%  0.15%           0.40%                                                            2.30%
                 R   Scudder
                       Advocate
                       Rewards      1.75%  0.15%                                                                    0.40%   2.30%

Separate         S   Pioneer
  Account              AnnuiStar
  Charge 2.35%         Plus         1.40%  0.15%                                                       0.80%                2.35%
                 SU  Pioneer
                       AnnuiStar
                       Plus         1.55%  0.15%                                                       0.65%                2.35%
                 R   Pioneer
                       AnnuiStar
                       Plus         1.75%  0.15%   0.20%                                      0.25%                         2.35%
                 R   Portfolio
                       Architect
                       Plus
                       (notes 2-3)  1.75%  0.15%   0.20%                                      0.25%                         2.35%
                 SU  Scudder
                       Advocate
                       Rewards      1.55%  0.15%                                    0.65%                                   2.35%
                 R   Scudder
                       Advocate
                       Rewards      1.75%  0.15%   0.20%                                      0.25%                         2.35%

Separate         S   Pioneer
  Account              AnnuiStar
  Charge 2.40%         Plus         1.40%  0.15%   0.20%                                               0.65%                2.40%
                 SU  Pioneer
                       AnnuiStar
                       Plus         1.55%  0.15%   0.20%                                                            0.50%   2.40%
                 SU  Pioneer
                       AnnuiStar
                       Plus         1.55%  0.15%   0.20%                   0.50%                                            2.40%
                 R   Pioneer
                       AnnuiStar
                       Plus         1.75%  0.15%                                                                    0.50%   2.40%
                 R   Pioneer
                       AnnuiStar
                       Plus         1.75%  0.15%                           0.50%                                            2.40%
                 SU  Portfolio
                       Architect
                       Plus
                       (notes 2-3)  1.55%  0.15%   0.20%                                                            0.50%   2.40%
                 SU  Portfolio
                       Architect
                       Plus
                       (notes 2-3)  1.55%  0.15%   0.20%                   0.50%                                            2.40%

                                                                      Asset-based Charges
                                    ---------------------------------------------------------------------------------------------
                                                                             Optional Features
Separate                                          -----------------------------------------------------------------------
Account         Dth                                               GMWB I           GMWB II                                  Total
Charge (1)      Ben  Product         M&E    ADM   E.S.P.  GMWB I   PLUS   GMWB II    PLUS   GMWB III  GMWB L  GISP   GMAB  Charge
--------------  ---  -------------  -----  -----  ------  ------  ------  -------  -------  --------  ------  ----  -----  ------
Separate         R   Portfolio
  Account              Architect
  Charge 2.40%         Plus
  (Continued)          (notes 2-3)  1.75%  0.15%                                                                    0.50%   2.40%
                 R   Portfolio
                       Architect
                       Plus
                       (notes 2-3)  1.75%  0.15%                           0.50%                                            2.40%
                 S   Scudder
                       Advocate
                       Rewards      1.40%  0.15%   0.20%                            0.65%                                   2.40%
                 SU  Scudder
                       Advocate
                       Rewards      1.55%  0.15%   0.20%                   0.50%                                            2.40%
                 R   Scudder
                       Advocate
                       Rewards      1.75%  0.15%                           0.50%                                            2.40%

Separate         SU  Scudder
  Account              Advocate
  Charge 2.45%         Rewards      1.55%  0.15%   0.20%           0.55%                                                    2.45%
                 R   Scudder
                       Advocate
                       Rewards      1.75%  0.15%                   0.55%                                                    2.45%

Separate         SU  Pioneer
  Account              AnnuiStar
  Charge 2.50%         Plus         1.55%  0.15%                                                       0.80%                2.50%
                 R   Pioneer
                       AnnuiStar
                       Plus         1.75%  0.15%   0.20%   0.40%                                                            2.50%
                 R   Portfolio
                       Architect
                       Plus
                       (notes 2-3)  1.75%  0.15%   0.20%   0.40%                                                            2.50%
                 R   Scudder
                       Advocate
                       Rewards      1.75%  0.15%   0.20%   0.40%                                                            2.50%
                 R   Scudder
                       Advocate
                       Rewards      1.75%  0.15%   0.20%                                                            0.40%   2.50%
Separate         S   Pioneer
  Account              AnnuiStar
  Charge 2.55%         Plus         1.40%  0.15%   0.20%                                               0.80%                2.55%
                 SU  Pioneer
                       AnnuiStar
                       Plus         1.55%  0.15%   0.20%                                               0.65%                2.55%
                 R   Pioneer
                       AnnuiStar
                       Plus         1.75%  0.15%                                                       0.65%                2.55%
                 SU  Scudder
                       Advocate
                       Rewards      1.55%  0.15%   0.20%                            0.65%                                   2.55%

3. CONTRACT CHARGES -- (Concluded)

                                                                      Asset-based Charges
                                    ---------------------------------------------------------------------------------------------
                                                                             Optional Features
Separate                                          -----------------------------------------------------------------------
Account         Dth                                               GMWB I           GMWB II                                  Total
Charge (1)      Ben  Product         M&E    ADM   E.S.P.  GMWB I   PLUS   GMWB II    PLUS   GMWB III  GMWB L  GISP   GMAB  Charge
--------------  ---  -------------  -----  -----  ------  ------  ------  -------  -------  --------  ------  ----  -----  ------
Separate
  Account        R   Scudder
  Charge 2.55%         Advocate
  (Continued)          Rewards      1.75%  0.15%                                    0.65%                                   2.55%

Separate         R   Pioneer
  Account              AnnuiStar
  Charge 2.60%         Plus         1.75%  0.15%   0.20%                                                            0.50%   2.60%
                 R   Pioneer
                       AnnuiStar
                       Plus         1.75%  0.15%   0.20%                   0.50%                                            2.60%
                 R   Portfolio
                       Architect
                       Plus
                       (notes 2-3)  1.75%  0.15%   0.20%                                                            0.50%   2.60%
                 R   Portfolio
                       Architect
                       Plus
                       (notes 2-3)  1.75%  0.15%   0.20%                   0.50%                                            2.60%
                 R   Scudder
                       Advocate
                       Rewards      1.75%  0.15%   0.20%                   0.50%                                            2.60%
Separate         R   Scudder
  Account              Advocate
  Charge 2.65%         Rewards      1.75%  0.15%   0.20%           0.55%                                                    2.65%

Separate         SU  Pioneer
  Account              AnnuiStar
  Charge 2.70%         Plus         1.55%  0.15%   0.20%                                               0.80%                2.70%
                 R   Pioneer
                       AnnuiStar
                       Plus         1.75%  0.15%                                                       0.80%                2.70%

Separate         R   Scudder
  Account              Advocate
  Charge 2.75%         Rewards      1.75%  0.15%   0.20%                                      0.65%                         2.75%
                 R   Pioneer
                       AnnuiStar
                       Plus         1.75%  0.15%   0.20%                                               0.65%                2.75%

Separate         R   Pioneer
  Account              AnnuiStar
  Charge 2.90%         Plus         1.75%  0.15%   0.20%                                               0.80%        0.00%   2.90%

(1) Certain accumulation and annuity unit values may not be available through certain Subaccounts.

(2) An amount equal to the underlying fund expenses that are in excess of 0.90% is being waived for the Harris Oakmark International Subaccount (Class A) of the Met Investors Series Trust.

(3) A waiver of 0.15% of the M&E charge applies to the Subaccount investing in the Western Asset Management U.S. Government Subaccount (Class A) of the Metropolitan Series Fund, Inc.

For contracts in the accumulation phase with a value of less than $100,000, an annual charge of $40 is assessed through the redemption of units and paid to the Company to cover administrative charges.

A withdrawal charge will be applied to withdrawals from the contract and will be calculated as a percentage of the purchase payments and any purchase payment credits withdrawn. The maximum percentage is 8%, decreasing to 0% after nine full years for all products.

In the annuity phase, if the Variable Liquidity Benefit is selected, a withdrawal charge will be applied to the amount withdrawn. The maximum charge is 8% decreasing to 0% after nine full years

For a full explanation of product charges and associated product features and benefits, please refer to your product prospectus.

4. STATEMENT OF INVESTMENTS

                                                                                As of and for the period ended December 31, 2006
                                                                             ------------------------------------------------------
INVESTMENTS                                                                    No. of         Market       Cost of       Proceeds
                                                                               Shares         Value       Purchases     from Sales
                                                                             ----------   ------------   -----------   ------------
AIM Variable Insurance Funds (1.0%)
   AIM V.I. Capital Appreciation Subaccount (Series II) (Cost $4,922,950)       223,208   $  5,783,320   $ 1,058,979   $    602,423
   AIM V.I. Mid Cap Core Equity Subaccount (Series II) (Cost $2,703,487)        206,872      2,776,226       824,433        479,389
   AIM V.I. Utilities Subaccount (Cost $1,938,703)                              114,754      2,436,231       698,561        416,459
                                                                             ----------   ------------   -----------   ------------
     Total (Cost $9,565,140)                                                    544,834   $ 10,995,777   $ 2,581,973   $  1,498,271
                                                                             ==========   ============   ===========   ============
Alger American Fund (0.2%)
   Alger American Balanced Subaccount (Class S) (Cost $0)                            --   $         --   $    93,896   $  3,887,464
   Alger American Leveraged AllCap Subaccount (Class S) (Cost $1,816,780)        53,662      2,198,534     2,092,146      1,518,497
                                                                             ----------   ------------   -----------   ------------
     Total (Cost $1,816,780)                                                     53,662   $  2,198,534   $ 2,186,042   $  5,405,961
                                                                             ==========   ============   ===========   ============
AllianceBernstein Variable Products Series Fund, Inc. (0.0%)
   AllianceBernstein Large-Cap Growth Subaccount (Class B)
     Total (Cost $0)                                                                 --   $         --   $   323,885   $  2,700,557
                                                                             ==========   ============   ===========   ============
American Funds Insurance Series (11.0%)
   American Funds Global Growth Subaccount (Class 2) (Cost $15,477,063)         885,645   $ 20,626,671   $ 3,639,236   $  1,293,515
   American Funds Growth Subaccount (Class 2) (Cost $43,962,576)                860,638     55,149,668     4,954,884      3,712,941
   American Funds Growth-Income Subaccount (Class 2) (Cost $40,620,870)       1,123,038     47,380,966     5,204,181      2,579,461
                                                                             ----------   ------------   -----------   ------------
     Total (Cost $100,060,509)                                                2,869,321   $123,157,305   $13,798,301   $  7,585,917
                                                                             ==========   ============   ===========   ============
Capital Appreciation Fund (0.0%)
   Capital Appreciation Fund
     Total (Cost $0)                                                                 --   $         --   $ 1,321,156   $  8,834,256
                                                                             ==========   ============   ===========   ============
Credit Suisse Trust (0.5%)
   Credit Suisse Trust Emerging Markets Subaccount (Cost $3,300,465)            231,823   $  5,065,322   $   864,731   $    617,062
   Credit Suisse Trust Global Small Cap Subaccount (Cost $682,135)               60,205        882,599       199,063        116,005
                                                                             ----------   ------------   -----------   ------------
     Total (Cost $3,982,600)                                                    292,028   $  5,947,921   $ 1,063,794   $    733,067
                                                                             ==========   ============   ===========   ============
Delaware VIP Trust (0.0%)
   Delaware VIP REIT Subaccount (Standard Class)
     Total (Cost $0)                                                                 --   $         --   $ 2,021,056   $ 15,540,348
                                                                             ==========   ============   ===========   ============
Dreyfus Investment Portfolios (0.5%)
   Dreyfus MidCap Stock Subaccount (Service Shares)
     Total (Cost $5,020,029)                                                    298,937   $  5,177,586   $ 1,497,117   $    802,880
                                                                             ==========   ============   ===========   ============
Dreyfus Socially Responsible Growth Fund, Inc. (0.0%)
   Dreyfus Socially Responsible Growth Subaccount (Service Shares)
     Total (Cost $256,913)                                                       10,511   $    296,616   $    19,269   $     30,876
                                                                             ==========   ============   ===========   ============
Dreyfus Variable Investment Fund (1.0%)
   Dreyfus VIF Appreciation Subaccount (Initial Shares) (Cost $2,107,881)        59,203   $  2,519,079   $   258,768   $    242,932
   Dreyfus VIF Developing Leaders Subaccount (Initial Shares)
     (Cost $8,259,678)                                                          204,173      8,581,390     1,521,205        731,659
                                                                             ----------   ------------   -----------   ------------
     Total (Cost $10,367,559)                                                   263,376   $ 11,100,469   $ 1,779,973   $    974,591
                                                                             ==========   ============   ===========   ============
DWS Investments VIT Funds (1.0%)
   DWS VIT Equity 500 Index Subaccount (Class B) (Cost $4,415,505)              340,451   $  5,093,143   $   176,046   $    335,387
   DWS VIT RREEF Real Estate Securites Subaccount (Class B)
     (Cost $4,402,777)                                                          289,614      6,472,882       568,879        748,046
                                                                             ----------   ------------   -----------   ------------
     Total (Cost $8,818,282)                                                    630,065   $ 11,566,025   $   744,925   $  1,083,433
                                                                             ==========   ============   ===========   ============

                                                                                         As of and for the period ended
                                                                                        December 31, 2006 -- (Continued)
                                                                             -----------------------------------------------------
INVESTMENTS                                                                    No. of        Market        Cost of       Proceeds
                                                                               Shares        Value        Purchases     from Sales
                                                                             ----------   ------------   -----------   -----------
DWS Variable Series I (2.4%)
   DWSI Bond Subaccount (Class B) (Cost $165,778)                                23,853   $    167,210   $   127,541   $    13,071
   DWSI Capital Growth Subaccount (Class B) (Cost $7,394,813)                   441,872      8,019,973     4,733,097     1,355,193
   DWSI Global Opportunities Subaccount (Class B) (Cost $2,365,625)             188,236      3,375,073       444,628       535,790
   DWSI Growth & Income Subaccount (Class B) (Cost $6,155,020)                  637,119      6,944,594     3,377,002     1,431,270
   DWSI Health Care Subaccount (Class B) (Cost $2,282,291)                      195,718      2,653,935       246,946       395,031
   DWSI International Subaccount (Class B) (Cost $4,356,142)                    401,616      5,373,624     2,832,793       892,463
                                                                             ----------   ------------   -----------   -----------
     Total (Cost $22,719,669)                                                 1,888,414   $ 26,534,409   $11,762,007   $ 4,622,818
                                                                             ==========   ============   ===========   ===========
DWS Variable Series II (12.7%)
   DWSII Dreman Financial Services Subaccount (Class B) (Cost $0)                    --   $         --   $   777,596   $ 2,751,023
   DWSII All Cap Growth Subaccount (Class B) (Cost $0)                               --             --       422,341       683,931
   DWSII Balanced Subaccount (Class B) (Cost $3,627,399)                        165,816      4,050,879       352,668     1,071,799
   DWSII Blue Chip Subaccount (Class B) (Cost $5,044,468)                       362,951      5,850,772     2,535,408     2,563,099
   DWSII Conservative Allocation Subaccount (Class B) (Cost $10,369,036)        947,163     11,233,356     4,885,977     1,237,549
   DWSII Core Fixed Income Subaccount (Class B) (Cost $6,195,555)               527,376      6,244,137       789,599     1,075,561
   DWSII Davis Venture Value Subaccount (Class B) (Cost $7,706,111)             683,823      9,723,970     1,491,653     1,244,581
   DWSII Dreman High Return Equity Subaccount (Class B) (Cost $16,591,248)    1,276,134     19,167,537     7,224,692     1,304,061
   DWSII Dreman Small Mid Cap Value Subaccount (Class B) (Cost $7,608,254)      404,903      9,264,170     1,780,524     1,157,839
   DWSII Foreign Value Subaccount (Class B) (Cost $0)                                --             --       877,733     2,506,624
   DWSII Global Thematic Subaccount (Class B) (Cost $3,244,333)                 257,407      4,473,739     1,332,270       524,935
   DWSII Government & Agency Securities Subaccount (Class B)
     (Cost $1,573,132)                                                          129,113      1,581,630       418,309       327,993
   DWSII Growth Allocation Subaccount (Class B) (Cost $16,150,226)            1,457,440     18,859,273     2,232,280     2,751,215
   DWSII High Income Subaccount (Class B) (Cost $5,515,158)                     676,861      5,672,091     1,115,849     1,086,501
   DWSII Income Allocation Subaccount (Class B) (Cost $0)                            --             --       525,345     3,616,040
   DWSII International Select Equity Subaccount (Class B)
     (Cost $3,597,307)                                                          308,806      5,021,186       733,522       764,160
   DWSII Janus Growth & Income Subaccount (Class B) (Cost $1,998,526)           207,946      2,457,926       429,429       464,899
   DWSII Janus Growth Opportunities Subaccount (Class B) (Cost $0)                   --             --       102,294       937,756
   DWSII Large Cap Core Subaccount (Class B) (Cost $0)                               --             --     1,389,700     2,867,821
   DWSII Large Cap Value Subaccount (Class B) (Cost $2,388,721)                 160,329      2,876,310       139,644       264,014
   DWSII MFS(R) Strategic Value Subaccount (Class B) (Cost $0)                       --             --       257,530     2,343,186
   DWSII Mid Cap Growth Subaccount (Class B) (Cost $727,000)                     71,796        888,120       245,295       143,707
   DWSII Moderate Allocation Subaccount (Class B) (Cost $15,287,384)          1,405,328     17,454,178     2,429,934     2,066,860
   DWSII Money Market Subaccount (Class B) (Cost $4,911,200)                  4,911,200      4,911,200     6,907,925     4,955,289
   DWSII Oak Strategic Equity Subaccount (Class B) (Cost $0)                         --             --        98,092     2,250,034
   DWSII Small Cap Growth Subaccount (Class B) (Cost $2,655,792)                218,021      3,043,572       527,684       311,523
   DWSII Strategic Income Subaccount (Class B) (Cost $4,833,740)                426,338      5,005,204     1,292,975     1,067,007
   DWSII Technology Subaccount (Class B) (Cost $1,104,189)                      128,914      1,192,455       146,037       311,088
   DWSII Turner Mid Cap Growth Subaccount (Class B) (Cost $1,862,043)           196,854      2,114,211       386,372       297,114
                                                                             ----------   ------------   -----------   -----------
     Total (Cost $122,990,822)                                               14,924,519   $141,085,916   $41,848,677   $42,947,209
                                                                             ==========   ============   ===========   ===========
FAM Variable Series Funds, Inc. (0.0%)
   FAMVS Mercury Global Allocation V.I. Subaccount (Class III) (Cost $0)             --   $         --   $   740,564   $ 8,544,547
   FAMVS Mercury Value Opportunities V.I. Subaccount (Class III) (Cost $0)           --             --       930,323     6,472,548
                                                                             ----------   ------------   -----------   -----------
     Total (Cost $0)                                                                 --   $         --   $ 1,670,887   $15,017,095
                                                                             ==========   ============   ===========   ===========
Franklin Templeton Variable Insurance Products Trust (4.8%)
   FTVIPT Franklin Rising Dividends Securities Subaccount (Class 2)
     (Cost $12,253,574)                                                         707,861   $ 14,546,540   $ 2,891,863   $ 1,305,963
   FTVIPT Franklin Small-Mid Cap Growth Securities Subaccount (Class 2)
     (Cost $4,408,171)                                                          230,917      5,110,186     1,339,656       784,377
   FTVIPT Mutual Shares Securities Subaccount (Class 2) (Cost $0)                    --             --       390,130     8,420,314
   FTVIPT Templeton Developing Markets Securities Subaccount (Class 2)
     (Cost $9,873,982)                                                        1,042,155     14,371,316     3,146,846     1,988,931
   FTVIPT Templeton Foreign Securities Subaccount (Class 2)
     (Cost $15,227,424)                                                       1,054,597     19,742,063     3,284,864     1,728,237
   FTVIPT Templeton Growth Securities Subaccount (Class 2) (Cost $0)                 --             --       885,491    16,067,242
                                                                             ----------   ------------   -----------   -----------
     Total (Cost $41,763,151)                                                 3,035,530   $ 53,770,105   $11,938,850   $30,295,064
                                                                             ==========   ============   ===========   ===========

                                                                                        As of and for the period ended
                                                                                        December 31, 2006 -- (Continued)
                                                                             -----------------------------------------------------
INVESTMENTS                                                                     No. of        Market       Cost of       Proceeds
                                                                                Shares        Value       Purchases     from Sales
                                                                             -----------   -----------   -----------   -----------
High Yield Bond Trust (0.0%)
   High Yield Bond Trust
     Total (Cost $0)                                                                  --   $        --   $ 1,188,796   $ 7,269,531
                                                                             ===========   ===========   ===========   ===========
Janus Aspen Series (0.1%)
   Janus Aspen Balanced Subaccount (Service Shares) (Cost $0)                         --   $        --   $    11,649   $   380,629
   Janus Aspen Global Life Sciences Subaccount (Service Shares)
     (Cost $191,787)                                                              25,279       237,623        18,748        26,550
   Janus Aspen Global Technology Subaccount (Service Shares)
     (Cost $849,163)                                                             234,026       999,292       290,305       121,986
   Janus Aspen Worldwide Growth Subaccount (Service Shares)
     (Cost $200,618)                                                               7,784       250,732         8,341        11,845
                                                                             -----------   -----------   -----------   -----------
     Total (Cost $1,241,568)                                                     267,089   $ 1,487,647   $   329,043   $   541,010
                                                                             ===========   ===========   ===========   ===========
Lazard Retirement Series, Inc. (0.0%)
   Lazard Retirement Small Cap Subaccount
     Total (Cost $0)                                                                  --   $        --   $   862,129   $ 5,877,941
                                                                             ===========   ===========   ===========   ===========
Legg Mason Partners Variable Portfolios I, Inc. (1.8%)
   LMPVPI All Cap Subaccount (Class I) (Cost $3,784,765)                         232,834   $ 4,544,923   $   419,448   $   293,719
   LMPVPI All Cap Subaccount (Class II) (Cost $214,130)                           11,527       225,352       194,887         3,009
   LMPVPI Investors Subaccount (Class I) (Cost $2,572,382)                       186,854     3,092,430       509,097       334,324
   LMPVPI Large Cap Growth Subaccount (Class I) (Cost $2,339,947)                203,356     2,611,092       256,171       408,964
   LMPVPI Small Cap Growth Subaccount (Class I) (Cost $4,443,436)                336,045     4,926,427       862,280       753,904
   LMPVPI Total Return Subaccount (Class II) (Cost $3,995,992)                   345,277     4,295,251     3,063,929     1,646,533
                                                                             -----------   -----------   -----------   -----------
     Total (Cost $17,350,652)                                                  1,315,893   $19,695,475   $ 5,305,812   $ 3,440,453
                                                                             ===========   ===========   ===========   ===========
Legg Mason Partners Variable Portfolios II (2.8%)
   LMPVPII Aggressive Growth Subaccount (Class I) (Cost $6,874,453)              326,606   $ 8,462,373   $   899,835   $   949,891
   LMPVPII Aggressive Growth Subaccount (Class II) (Cost $5,978,067)             279,043     7,132,342     2,188,003       889,133
   LMPVPII Equity Index Subaccount (Class II) (Cost $11,356,519)                 393,299    13,423,290     1,560,420     1,529,841
   LMPVPII Growth and Income Subaccount (Class I) (Cost $1,403,333)              296,160     1,670,342       123,223       110,505
                                                                             -----------   -----------   -----------   -----------
     Total (Cost $25,612,372)                                                  1,295,108   $30,688,347   $ 4,771,481   $ 3,479,370
                                                                             ===========   ===========   ===========   ===========
Legg Mason Partners Variable Portfolios III, Inc. (0.3%)
   LMPVPIII Adjustable Rate Income Subaccount (Cost $3,000,720)                  297,727   $ 2,941,542   $ 1,077,982   $ 1,548,533
   LMPVPIII Social Awareness Stock Subaccount (Cost $809,013)                     34,307       925,950       122,063        34,763
                                                                             -----------   -----------   -----------   -----------
     Total (Cost $3,809,733)                                                     332,034   $ 3,867,492   $ 1,200,045   $ 1,583,296
                                                                             ===========   ===========   ===========   ===========
Lord Abbett Series Fund, Inc. (2.5%)
   Lord Abbett Growth and Income Subaccount (Class VC) (Cost $13,563,758)        512,492   $15,036,512   $ 1,955,253   $   825,891
   Lord Abbett Mid-Cap Value Subaccount (Class VC) (Cost $12,236,863)            598,644    13,038,474     1,823,904     1,836,544
                                                                             -----------   -----------   -----------   -----------
     Total (Cost $25,800,621)                                                  1,111,136   $28,074,986   $ 3,779,157   $ 2,662,435
                                                                             ===========   ===========   ===========   ===========
Managed Assets Trust (0.0%)
   Managed Assets Trust
     Total (Cost $0)                                                                  --   $        --   $   503,261   $ 4,954,384
                                                                             ===========   ===========   ===========   ===========
Met Investors Series Trust (10.0%)
   MIST Batterymarch Mid-Cap Stock Subaccount (Class A) (Cost $5,459,991)        271,156   $ 5,268,567   $ 5,775,898   $   294,010
   MIST BlackRock High Yield Subaccount (Class A) (Cost $4,951,065)              590,481     5,267,095     5,255,234       309,610
   MIST BlackRock Large-Cap Core Subaccount (Class A) (Cost $4,581,642)          437,950     4,905,041     4,922,072       333,238
   MIST Dreman Small-Cap Value Subaccount (Class A) (Cost $349,365)               26,960       371,236       479,018       133,517
   MIST Harris Oakmark International Subaccount (Class A) (Cost $5,640,347)      329,338     6,267,295     6,086,094       444,614
   MIST Janus Capital Appreciation Subaccount (Class A) (Cost $7,990,537)        106,817     8,293,308     8,884,893       863,451
   MIST Legg Mason Partners Managed Assets Subaccount (Class A)
     (Cost $4,038,019)                                                           238,460     4,308,978     4,378,877       341,811
   MIST Lord Abbett Bond Debenture Subaccount (Class A) (Cost $3,823,961)        322,697     4,036,944     4,188,792       367,502


                                                                                         As of and for the period ended
                                                                                         December 31, 2006 -- (Continued)
                                                                             ------------------------------------------------------
INVESTMENTS                                                                    No. of        Market         Cost of       Proceeds
                                                                               Shares         Value        Purchases     from Sales
                                                                             ----------   ------------   ------------   -----------
Met Investors Series Trust -- (Continued)
   MIST Lord Abbett Growth and Income Subaccount (Class B)
     (Cost $14,128,380)                                                         525,596     15,347,395     14,850,524       728,504
   MIST Lord Abbett Mid-Cap Value Subaccount (Class B) (Cost $95,060)             4,730        106,711        103,676         8,914
   MIST Met/AIM Capital Appreciation Subaccount (Class A) (Cost $3,103,819)     255,054      2,762,236      3,294,917       181,962
   MIST Met/AIM Small Cap Growth Subaccount (Class A) (Cost $188,992)            14,056        190,182        194,206         4,963
   MIST MFS(R) Value Subaccount (Class A) (Cost $7,676,860)                     567,877      8,086,568      8,116,694       455,564
   MIST Neuberger Berman Real Estate Subaccount (Class A) (Cost $14,644,768)    987,773     17,908,318     16,022,953     1,488,779
   MIST Oppenheimer Capital Appreciation Subaccount (Class B)
     (Cost $5,449,372)                                                          610,575      5,617,287      5,900,350       434,794
   MIST Pioneer Fund Subaccount (Class A) (Cost $1,259,305)                      93,473      1,367,516      1,298,869        40,725
   MIST Pioneer Mid-Cap Value Subaccount (Class A) (Cost $443,665)               39,077        466,578        457,322        13,760
   MIST Pioneer Strategic Income Subaccount (Class A) (Cost $9,216,001)         971,057      9,186,196      9,787,479       579,939
   MIST Third Avenue Small Cap Value Subaccount (Class B) (Cost $11,728,660)    694,743     12,102,425     12,219,919       488,970
                                                                             ----------   ------------   ------------   -----------
     Total (Cost $104,769,809)                                                7,087,870   $111,859,876   $112,217,787   $ 7,514,627
                                                                             ==========   ============   ============   ===========
Metropolitan Series Fund, Inc. (15.0%)
   MSF BlackRock Aggressive Growth Subaccount (Class D) (Cost $4,938,927)       205,350   $  4,887,334   $  5,191,475   $   242,814
   MSF BlackRock Bond Income Subaccount (Class A) (Cost $7,804,233)              75,381      8,187,111      8,445,315       649,695
   MSF BlackRock Money Market Subaccount (Class A) (Cost $22,988,599)           229,886     22,988,599     32,686,388     9,697,789
   MSF FI Large Cap Subaccount (Class A) (Cost $4,742,060)                      321,816      4,865,863      5,017,446       262,899
   MSF FI Value Leaders Subaccount (Class D) (Cost $10,678,326)                  53,270     11,077,514     11,141,468       457,603
   MSF MetLife Aggressive Allocation Subaccount (Class B) (Cost $1,554,187)     136,126      1,666,181      1,705,279       149,402
   MSF MetLife Conservative Allocation Subaccount (Class B)
     (Cost $2,551,057)                                                          255,695      2,695,020      2,832,436       286,626
   MSF MetLife Conservative to Moderate Allocation Subaccount (Class B)
     (Cost $1,827,352)                                                          175,982      1,939,325      1,955,878       128,476
   MSF MetLife Moderate Allocation Subaccount (Class B) (Cost $10,435,092)      969,242     11,126,894     11,305,814       856,514
   MSF MetLife Moderate to Aggressive Allocation Subaccount (Class B)
     (Cost $6,604,452)                                                          593,462      7,085,937      7,293,814       656,921
   MSF MFS(R) Total Return Subaccount (Class B) (Cost $3,891,782)                27,088      4,198,696      4,236,379       350,407
   MSF MFS(R) Total Return Subaccount (Class F) (Cost $31,848,329)              221,614     34,432,158     33,823,239     2,016,916
   MSF Oppenheimer Global Equity Subaccount (Class B) (Cost $32,894,079)      2,090,267     35,116,487     35,117,547     2,148,656
   MSF T. Rowe Price Large Cap Growth Subaccount (Class B)
     (Cost $2,328,017)                                                          166,082      2,522,789      2,625,806       303,903
   MSF Western Asset Management High Yield Bond Subaccount (Class A)
     (Cost $6,825,112)                                                          710,242      7,322,590      7,420,806       609,071
   MSF Western Asset Management U.S. Government Subaccount (Class A)
     (Cost $6,081,674)                                                          515,908      6,345,671      6,760,229       692,290
                                                                             ----------   ------------   ------------   -----------
     Total (Cost $157,993,278)                                                6,747,411   $166,458,169   $177,559,319   $19,509,982
                                                                             ==========   ============   ============   ===========
Money Market Portfolio (0.0%)
   Money Market Subaccount
     Total (Cost $0)                                                                 --   $         --   $  2,137,493   $18,110,410
                                                                             ==========   ============   ============   ===========
Oppenheimer Variable Account Funds (0.0%)
   Oppenheimer Capital Appreciation Subaccount/VA
     (Service Shares) (Cost $0)                                                      --   $         --   $    582,464   $ 5,325,388
   Oppenheimer Global Securities Subaccount/VA (Service Shares) (Cost $0)            --             --      1,476,313    10,045,611
   Oppenheimer Main Street/VA Subaccount ( Service Shares) (Cost $0)                 --             --        492,436     5,557,078
                                                                             ----------   ------------   ------------   -----------
     Total (Cost $0)                                                                 --   $         --   $  2,551,213   $20,928,077
                                                                             ==========   ============   ============   ===========
PIMCO Variable Insurance Trust (3.4%)
   PIMCO VIT Real Return Subaccount (Administrative Class)
     (Cost $12,118,043)                                                         947,767   $ 11,306,861   $  2,239,468   $ 1,281,196
   PIMCO VIT Total Return Subaccount (Administrative Class)
     (Cost $27,006,467)                                                       2,587,359     26,184,078      4,242,716     1,489,966
                                                                             ----------   ------------   ------------   -----------
     Total (Cost $39,124,510)                                                 3,535,126   $ 37,490,939   $  6,482,184   $ 2,771,162
                                                                             ==========   ============   ============   ===========

                                                                                         As of and for the period ended
                                                                                        December 31, 2006 -- (Continued)
                                                                           ---------------------------------------------------------
INVESTMENTS                                                                  No. of         Market         Cost of        Proceeds
                                                                             Shares         Value         Purchases      from Sales
                                                                           ----------   -------------   -------------   ------------
Pioneer Variable Contracts Trust (21.6%)
   Pioneer America Income VCT Subaccount (Class II) (Cost $8,798,065)         883,757   $   8,590,114   $   3,104,713   $  1,844,037
   Pioneer AmPac Growth VCT Subaccount (Class II) (Cost $0)                        --              --         136,867        896,458
   Pioneer Balanced VCT Subaccount (Class II) (Cost $0)                            --              --       2,713,901      7,473,007
   Pioneer Cullen Value VCT Subaccount (Class II) (Cost $4,824,253)           417,182       5,360,788       3,787,115        374,485
   Pioneer Emerging Markets VCT Subaccount (Class II) (Cost $7,491,301)       317,490      10,769,273       3,979,329      1,190,884
   Pioneer Equity Income VCT Subaccount (Class II) (Cost $9,951,254)          473,441      11,869,175       3,607,495      1,190,048
   Pioneer Equity Opportunity VCT Subaccount (Class II) (Cost $176,861)        15,285         195,805         168,298         22,853
   Pioneer Europe VCT Subaccount (Class II) (Cost $0)                              --              --         667,703      1,529,475
   Pioneer Fund VCT Subaccount (Class II) (Cost $8,186,138)                   404,762      10,009,757       1,803,196        927,402
   Pioneer Global High Yield VCT Subaccount (Class II) (Cost $3,450,656)      338,895       3,517,726       3,297,353        546,502
   Pioneer Growth Shares VCT Subaccount (Class II) (Cost $1,534,587)          123,583       1,778,364         391,618        174,744
   Pioneer High Yield VCT Subaccount (Class II) (Cost $14,878,955)          1,347,231      14,833,010       8,110,632      3,306,877
   Pioneer Ibbotson Aggressive Allocation VCT Subaccount (Class II)
     (Cost $3,998,206)                                                        355,880       4,420,034       2,971,107         91,296
   Pioneer Ibbotson Growth Allocation VCT Subaccount (Class II)
     (Cost $60,701,353)                                                     5,392,863      65,091,852      56,496,670        330,062
   Pioneer Ibbotson Moderate Allocation VCT Subaccount (Class II)
     (Cost $35,839,629)                                                     3,265,405      37,911,351      31,651,769        572,037
   Pioneer International Value VCT Subaccount (Class II)
     (Cost $3,737,473)                                                        262,914       4,380,146       2,682,894        201,641
   Pioneer Mid Cap Value VCT Subaccount (Class II) (Cost $11,198,888)         516,496      10,453,878       5,107,237      1,487,214
   Pioneer Oak Ridge Large Cap Growth VCT Subaccount (Class II)
     (Cost $5,272,396)                                                        470,672       5,709,254       2,095,519      1,045,224
   Pioneer Real Estate Shares VCT Subaccount (Class II)
     (Cost $8,439,648)                                                        337,685      11,130,092       3,528,576      1,039,443
   Pioneer Small and Mid Cap Growth VCT Subaccount (Class II)
     (Cost $2,011,355)                                                        184,468       2,261,575         484,337         93,120
   Pioneer Small Cap Value VCT Subaccount (Class II) (Cost $6,704,563)        439,043       7,797,397       3,466,705        941,445
   Pioneer Small Company VCT Subaccount (Class II) (Cost $0)                       --              --         171,882        938,377
   Pioneer Strategic Income VCT Subaccount (Class II) (Cost $19,624,858)    1,800,867      19,449,365       5,741,362      1,938,344
   Pioneer Value VCT Subaccount (Class II) (Cost $5,232,865)                  402,682       6,072,441       1,151,050        556,175
                                                                           ----------   -------------   -------------   ------------
     Total (Cost $222,053,304)                                             17,750,601   $ 241,601,397   $ 147,317,328   $ 28,711,150
                                                                           ==========   =============   =============   ============
Putnam Variable Trust (1.4%)
   Putnam VT International Equity Subaccount (Class IB) (Cost $482,784)        35,060   $     723,631   $      53,789   $    104,162
   Putnam VT Small Cap Value Subaccount (Class IB) (Cost $13,260,636)         617,536      14,987,595       2,509,264      1,174,779
                                                                           ----------   -------------   -------------   ------------
     Total (Cost $13,743,420)                                                 652,596   $  15,711,226   $   2,563,053   $  1,278,941
                                                                           ==========   =============   =============   ============
The Travelers Series Trust (0.0%)
   Travelers AIM Capital Appreciation Subaccount (Cost $0)                         --   $          --   $     238,420   $  2,953,101
   Travelers Convertible Securities Subaccount (Cost $0)                           --              --         151,543      3,373,580
   Travelers Disciplined Mid Cap Stock Subaccount (Cost $0)                        --              --       1,170,681      5,735,802
   Travelers Equity Income Subaccount (Cost $0)                                    --              --       1,827,199     11,113,679
   Travelers Federated High Yield Subaccount (Cost $0)                             --              --         544,916      5,239,556
   Travelers Federated Stock Subaccount (Cost $0)                                  --              --         120,235        779,317
   Travelers Large Cap Subaccount (Cost $0)                                        --              --         346,416      4,141,269
   Travelers Managed Allocation Series: Aggressive Subaccount (Cost $0)            --              --         686,944      1,594,136
   Travelers Managed Allocation Series: Conservative Subaccount (Cost $0)          --              --         741,337      1,651,227
   Travelers Managed Allocation Series: Moderate Subaccount (Cost $0)              --              --       2,476,294      9,967,927
   Travelers Managed Allocation Series: Moderate-Aggressive Subaccount
     (Cost $0)                                                                     --              --       1,812,220      6,341,843
   Travelers Managed Allocation Series: Moderate-Conservative Subaccount
     (Cost $0)                                                                     --              --         638,119      1,430,896
   Travelers Mercury Large Cap Core Subaccount (Cost $0)                           --              --         636,258      4,833,381
   Travelers MFS(R) Mid Cap Growth Subaccount (Cost $0)                            --              --         514,732      5,130,961
   Travelers MFS(R) Total Return Subaccount (Cost $0)                              --              --       2,597,137     32,295,221
   Travelers MFS(R) Value Subaccount (Cost $0)                                     --              --         528,568      7,004,881
   Travelers Mondrian International Stock Subaccount (Cost $0)                     --              --         704,741      4,960,067
   Travelers Pioneer Fund Subaccount (Cost $0)                                     --              --          47,760      1,318,137
   Travelers Pioneer Mid Cap Value Subaccount (Cost $0)                            --              --          37,715        372,653
   Travelers Pioneer Strategic Income Subaccount (Cost $0)                         --              --         884,228      8,682,923
   Travelers Quality Bond Subaccount (Cost $0)                                     --              --       1,158,685      8,087,735

4. STATEMENT OF INVESTMENTS -- (Concluded)

                                                                                         As of and for the period ended
                                                                                        December 31, 2006 -- (Concluded)
                                                                           ---------------------------------------------------------
INVESTMENTS                                                                  No. of         Market         Cost of        Proceeds
                                                                             Shares         Value         Purchases      from Sales
                                                                           ----------   -------------   -------------   ------------
The Travelers Series Trust -- (Continued)
   Travelers Strategic Equity Subaccount (Cost $0)                                 --              --          92,360        975,698
   Travelers Style Focus Series: Small Cap Growth Subaccount (Cost $0)             --              --          23,541        121,484
   Travelers Style Focus Series: Small Cap Value Subaccount (Cost $0)              --              --          42,942        132,495
   Travelers U.S. Government Securities Subaccount (Cost $0)                       --              --         813,933      6,312,882
                                                                           ----------   -------------   -------------   ------------
     Total (Cost $0)                                                               --   $          --   $  18,836,924   $134,550,851
                                                                           ==========   =============   =============   ============
Van Kampen Life Investment Trust (1.3%)
   Van Kampen LIT Comstock Subaccount (Class II) (Cost $12,829,674)           986,211   $  14,497,298   $   1,895,001   $  1,545,341
   Van Kampen LIT Enterprise Subaccount (Class II) (Cost $142,302)             11,230         174,735           5,459          5,919
                                                                           ----------   -------------   -------------   ------------
     Total (Cost $12,971,976)                                                 997,441   $  14,672,033   $   1,900,460   $  1,551,260
                                                                           ==========   =============   =============   ============
Variable Insurance Products Fund (4.7%)
   VIP Contrafund(R) Subaccount (Service Class 2) (Cost $19,645,971)          713,546   $  22,198,418   $   5,300,034   $  1,120,527
   VIP Dynamic Capital Appreciation Subaccount (Service Class 2)
     (Cost $1,206,566)                                                        161,718       1,533,083         313,336        332,070
   VIP Mid Cap Subaccount (Service Class 2) (Cost $24,241,155)                817,388      27,995,526       6,129,244      1,796,581
                                                                           ----------   -------------   -------------   ------------
     Total (Cost $45,093,692)                                               1,692,652   $  51,727,027   $  11,742,614   $  3,249,178
                                                                           ==========   =============   =============   ============

5. FINANCIAL HIGHLIGHTS

                                          Year              Unit Value     Net    Investment(1)  Expense Ratio(2)  Total Return(3)
                                          Ended    Units    Lowest to     Assets     Income          Lowest to        Lowest to
                                         Dec 31   (000s)   Highest ($)   ($000s)    Ratio (%)       Highest (%)      Highest (%)
                                         ------   ------  -------------  -------  -------------  ----------------  ---------------
AIM Variable Insurance Funds
   AIM V.I. Capital Appreciation
     Subaccount (Series II)               2006     4,167  1.152 - 1.432    5,783        --          1.55 - 2.60        3.41 - 4.45
                                          2005     3,728  1.114 - 1.371    5,008        --          1.55 - 2.60       5.79 - 15.98
                                          2004     2,380  1.053 - 1.283    3,034        --          1.55 - 2.60     (0.17) - 12.70
                                          2003        76  1.221 - 1.225       93        --          1.55 - 2.10      (0.16) - 8.99
   AIM V.I. Mid Cap Core Equity
     Subaccount (Series II)               2006     1,823  1.203 - 1.606    2,776      0.73          1.55 - 2.60        3.21 - 9.25
                                          2005     1,720  1.112 - 1.470    2,462      0.34          1.55 - 2.60        4.60 - 5.68
                                          2004     1,071  1.067 - 1.391    1,478      0.05          1.55 - 2.50       0.40 - 11.82
                                          2003       204  1.240 - 1.244      253        --          1.55 - 2.10       2.73 - 10.78
   AIM V.I. Utilities Subaccount          2006     1,342  1.356 - 1.848    2,436      3.78          1.55 - 2.60      22.27 - 23.53
                                          2005     1,223  1.109 - 1.496    1,802      3.16          1.55 - 2.60     (4.01) - 15.08
                                          2004       525  1.201 - 1.300      677      1.03          1.55 - 2.45      15.48 - 21.44
                                          2003        67  1.064 - 1.068       71      1.93          1.70 - 2.30       6.29 - 12.00
Alger American Fund
   Alger American Balanced
     Subaccount (Class S)                 2006        --  1.071 - 1.171       --        --          1.55 - 2.65      (2.84) - 0.60
                                          2005     3,269  1.068 - 1.164    3,752      1.40          1.55 - 2.65      (0.46) - 6.50
                                          2004     2,772  1.014 - 1.093    3,008      0.59          1.55 - 2.65       1.70 - 10.58
                                          2003       281  1.059 - 1.065      298        --          1.55 - 2.50        2.72 - 8.04
   Alger American Leveraged AllCap
     Subaccount (Class S)                 2006     1,428  1.319 - 1.572    2,198        --          1.55 - 2.55      11.13 - 17.14
                                          2005       967  1.138 - 1.342    1,272        --          1.55 - 2.55       7.67 - 18.75
                                          2004       505  1.067 - 1.194      596        --          1.55 - 2.45        2.25 - 6.13
                                          2003        82  1.120 - 1.123       92        --          1.70 - 2.10      (0.09) - 1.73
AllianceBernstein Variable Products
Series Fund, Inc.
   AllianceBernstein Large-Cap Growth
     Subaccount (Class B)                 2006        --  1.151 - 1.353       --        --          1.55 - 2.50    (3.04) -  (2.17)
                                          2005     1,745  1.186 - 1.383    2,388        --          1.55 - 2.50      11.96 - 22.23
                                          2004     1,292  1.058 - 1.223    1,570        --          1.55 - 2.50        4.24 - 9.03
                                          2003       154  1.139 - 1.146      176        --          1.55 - 2.50       2.24 - 10.14
American Funds Insurance Series
   American Funds Global Growth
     Subaccount (Class 2)                 2006    11,328  1.450 - 1.964   20,624      0.87          1.55 - 2.60      17.31 - 18.53
                                          2005     9,664  1.236 - 1.657   15,033      0.67          1.55 - 2.60      11.15 - 13.63
                                          2004     4,145  1.112 - 1.475    6,038      0.21          1.55 - 2.60       7.00 - 15.54
                                          2003       126  1.313 - 1.320      166      0.01          1.55 - 2.30       5.55 - 20.27
   American Funds Growth
     Subaccount (Class 2)                 2006    33,890  1.318 - 1.732   55,144      0.80          1.55 - 2.60        7.33 - 8.52
                                          2005    32,712  1.228 - 1.596   49,587      0.83          1.55 - 2.60       6.98 - 14.41
                                          2004    13,782  1.084 - 1.395   19,011      0.39          1.55 - 2.60       7.86 - 17.62
                                          2003       379  1.251 - 1.259      476      0.33          1.55 - 2.50       3.55 - 14.08
   American Funds Growth-Income
     Subaccount (Class 2)                 2006    31,310  1.231 - 1.614   47,376      1.58          1.55 - 2.60      12.22 - 13.42
                                          2005    29,868  1.097 - 1.423   40,223      1.66          1.55 - 2.60        1.72 - 4.17
                                          2004    12,151  1.063 - 1.366   16,338      2.20          1.55 - 2.60       3.46 - 11.03
                                          2003       296  1.249 - 1.257      371      2.55          1.55 - 2.50       6.26 - 15.31
Capital Appreciation Fund
   Capital Appreciation Fund              2006        --  1.326 - 1.649       --        --          1.55 - 2.60     (1.41) - (1.02)
                                          2005     4,956  1.345 - 1.666    7,891        --          1.55 - 2.60       6.68 - 17.26
                                          2004     1,172  1.169 - 1.432    1,641        --          1.55 - 2.50       1.88 - 20.49
                                          2003         7          1.217        8      0.05                 1.55               9.54

                                          Year              Unit Value     Net    Investment(1)  Expense Ratio(2)  Total Return(3)
                                          Ended    Units    Lowest to     Assets     Income          Lowest to        Lowest to
                                         Dec 31   (000s)   Highest ($)   ($000s)    Ratio (%)       Highest (%)      Highest (%)
                                         ------   ------  -------------  -------  -------------  ----------------  ---------------
Credit Suisse Trust
   Credit Suisse Trust Emerging
     Markets Subaccount                   2006     2,017  1.570 - 2.673    5,065      0.55            1.55 - 2.65    29.03 - 30.45
                                          2005     1,918  1.215 - 2.049    3,679      0.85            1.55 - 2.65     8.00 - 30.59
                                          2004       614  1.163 - 1.626      949      0.39            1.55 - 2.50    11.80 - 23.60
                                          2003        61  1.318 - 1.321       80        --            1.70 - 2.10      4.27 - 7.05
   Credit Suisse Trust Global Small
     Cap Subaccount                       2006       504  1.408 - 1.838      883        --            1.55 - 2.65    10.26 - 12.60
                                          2005       447  1.277 - 1.649      697        --            1.55 - 2.65     8.91 - 18.65
                                          2004       295  1.131 - 1.442      417        --            1.55 - 2.45     0.99 - 18.31
                                          2003        11  1.237 - 1.240       13        --            1.70 - 2.10    (0.16) - 6.26
Delaware VIP Trust
   Delaware VIP REIT Subaccount
     (Standard Class)                     2006        --  1.633 - 2.254       --      1.95            1.55 - 2.60    29.19 - 30.59
                                          2005     8,204  1.259 - 1.726   13,583      1.45            1.55 - 2.60     4.43 - 14.15
                                          2004     3,638  1.202 - 1.635    5,828      0.37            1.55 - 2.60     8.39 - 29.35
                                          2003       133  1.260 - 1.264      168        --            1.55 - 2.10     3.95 - 14.12
Dreyfus Investment Portfolios
   Dreyfus Mid Cap Stock Subaccount
     (Service Shares)                     2006     3,562  1.122 - 1.502    5,177      0.17            1.55 - 2.65      4.91 - 6.00
                                          2005     3,582  1.069 - 1.417    4,927        --            1.55 - 2.65   (1.00) - 12.43
                                          2004     2,376  1.114 - 1.321    3,082      0.38            1.55 - 2.65     4.18 - 19.40
                                          2003       224  1.168 - 1.173      263      0.32            1.70 - 2.50     1.30 - 14.47
Dreyfus Socially Responsible
Growth Fund, Inc.
   Dreyfus Socially Responsible Growth
     Subaccount (Service Shares)          2006       239  1.113 - 1.285      297        --            1.55 - 2.65      6.10 - 7.35
                                          2005       244  1.049 - 1.197      283      0.22            1.55 - 2.65      1.20 - 6.78
                                          2004        66  1.167 - 1.174       77      0.12            1.70 - 2.10      2.01 - 4.17
                                          2003        64  1.125 - 1.127       72        --            1.70 - 1.95      2.83 - 6.12
Dreyfus Variable Investment Fund
   Dreyfus VIF Appreciation Subaccount
     (Initial Shares)                     2006     1,850  1.185 - 1.428    2,519      1.56            1.55 - 2.50    13.59 - 14.70
                                          2005     1,820  1.042 - 1.245    2,177      0.01            1.55 - 2.50      1.76 - 2.72
                                          2004       874  1.022 - 1.212    1,048      3.31            1.55 - 2.50      2.02 - 5.46
                                          2003       123  1.167 - 1.170      144      1.57            1.70 - 2.15     4.93 - 10.30
   Dreyfus VIF Developing Leaders
     Subaccount (Initial Shares)          2006     6,138  1.138 - 1.499    8,580      0.40            1.55 - 2.60      1.07 - 2.18
                                          2005     5,911  1.126 - 1.467    8,236        --            1.55 - 2.60      2.35 - 4.19
                                          2004     2,867  1.093 - 1.408    3,977      0.44            1.55 - 2.50     7.85 - 16.61
                                          2003        98  1.276 - 1.285      125      0.04            1.55 - 2.50   (0.47) - 14.12
DWS Investments VIT Funds
   DWS VIT Equity 500 Index
     Subaccount (Class B)                 2006     4,482  1.129 - 1.142    5,093      0.80            1.55 - 2.45     3.57 - 13.41
                                          2005     4,582  1.004 - 1.007    4,608        --            1.55 - 2.45      0.40 - 0.70
   DWS VIT RREEF Real Estate Securites
     Subaccount (Class B)                 2006     2,994  1.750 - 2.222    6,472        --            1.55 - 2.65    33.49 - 34.99
                                          2005     3,081  1.311 - 1.646    4,952      2.59            1.55 - 2.65   (1.69) - 17.37
                                          2004     2,085  1.211 - 1.501    3,104      0.29            1.55 - 2.50     1.92 - 35.53
                                          2003       217  1.163 - 1.165      252        --            1.70 - 2.10     9.91 - 13.67
DWS Variable Series
   DWSI Bond Subaccount (Class B)         2006       164  1.011 - 1.024      167      3.60            1.55 - 2.40      1.81 - 2.71
                                          2005        52  0.993 - 0.997       51        --            1.55 - 2.40    (1.00) - 0.91
   DWSI Capital Growth Subaccount
     (Class B)                            2006     6,117  1.123 - 1.347    8,019      0.20            1.55 - 2.65    (0.46) - 6.48
                                          2005     3,509  1.100 - 1.265    4,338      0.22            1.55 - 2.65     3.48 - 11.97
                                          2004       792  1.055 - 1.184      929      0.08            1.55 - 2.45      3.27 - 5.73
                                          2003        66  1.114 - 1.117       74        --            1.70 - 2.10     2.76 - 10.19

                                        Year            Unit Value      Net    Investment(1)  Expense Ratio(2)  Total Return(3)
                                       Ended   Units     Lowest to     Assets     Income         Lowest to         Lowest to
                                       Dec 31  (000s)   Highest ($)   ($000s)    Ratio (%)       Highest (%)      Highest (%)
                                       ------  ------  -------------  -------  -------------  ----------------  ---------------
DWS Variable Series I -- (Continued)
   DWSI Global Opportunities
     Subaccount (Class B)               2006    1,696  1.619 - 2.124    3,375       0.93         1.55 - 2.50      18.87 - 20.00
                                        2005    1,726  1.361 - 1.770    2,877       0.33         1.55 - 2.50       3.71 - 16.22
                                        2004      826  1.195 - 1.523    1,225         --         1.55 - 2.50       2.72 - 20.75
                                        2003       63  1.252 - 1.253       79         --         1.95 - 2.10       7.19 - 11.79
   DWSI Growth & Income
     Subaccount (Class B)               2006    5,105  1.142 - 1.419    6,944       0.56         1.55 - 2.65       0.83 - 11.56
                                        2005    3,621  1.106 - 1.272    4,463       0.86         1.55 - 2.65        3.07 - 9.45
                                        2004    2,537  1.080 - 1.222    3,053       0.16         1.55 - 2.50       1.60 - 10.43
                                        2003      102  1.127 - 1.129      115         --         1.70 - 2.10        4.83 - 9.41
   DWSI Health Care Subaccount
     (Class B)                          2006    2,070  1.110 - 1.341    2,653         --         1.55 - 2.65        1.37 - 4.20
                                        2005    2,153  1.077 - 1.287    2,657         --         1.55 - 2.65        0.00 - 8.95
                                        2004    1,239  1.037 - 1.210    1,477         --         1.55 - 2.65      (1.95) - 7.57
                                        2003      101  1.122 - 1.123      113         --         1.95 - 2.10        7.06 - 7.57
   DWSI International Subaccount
     (Class B)                          2006    2,931  1.563 - 1.912    5,373       1.60         1.55 - 2.65       2.54 - 23.51
                                        2005    1,833  1.280 - 1.548    2,772       1.25         1.55 - 2.65       3.79 - 17.79
                                        2004    1,332  1.137 - 1.359    1,788       0.37         1.55 - 2.50       3.22 - 15.28
                                        2003       53  1.184 - 1.185       62         --         1.90 - 2.10       9.33 - 15.61
DWS Variable Series II
   DWSII Dreman Financial Services
     Subaccount (Class B)               2006       --  1.067 - 1.277       --       2.98         1.55 - 2.65        2.10 - 4.84
                                        2005    2,040  1.026 - 1.218    2,411       1.29         1.55 - 2.65      (3.02) - 4.90
                                        2004    1,228  1.058 - 1.243    1,500       0.23         1.55 - 2.65       7.55 - 13.60
                                        2003       67  1.129 - 1.130       75         --         1.95 - 2.10       4.34 - 11.45
   DWSII All Cap Growth Subaccount
     (Class B)                          2006       --  1.217 - 1.592       --         --         1.55 - 2.65       5.48 - 10.48
                                        2005      261  1.112 - 1.441      364         --         1.55 - 2.65       4.27 - 19.55
                                        2004      101  1.102 - 1.293      130         --         1.55 - 2.45       5.04 - 13.00
                                        2003      118  1.173 - 1.177      138         --         1.70 - 2.30       6.13 - 13.77
   DWSII Balanced Subaccount
     (Class B)                          2006    3,359  1.122 - 1.235    4,050       2.19         1.55 - 2.50        5.97 - 8.14
                                        2005    3,989  1.047 - 1.142    4,471       1.82         1.55 - 2.50        0.48 - 4.74
                                        2004    2,374  1.032 - 1.116    2,622       0.47         1.55 - 2.50        2.23 - 5.55
                                        2003       40  1.062 - 1.065       43         --         1.70 - 2.10        0.09 - 5.14
   DWSII Blue Chip Subaccount
     (Class B)                          2006    3,736  1.316 - 1.614    5,850       0.47         1.55 - 2.65      12.15 - 13.42
                                        2005    3,865  1.171 - 1.423    5,358       0.49         1.55 - 2.65        4.28 - 8.38
                                        2004    2,316  1.109 - 1.318    3,006       0.04         1.55 - 2.65       1.56 - 14.41
                                        2003      113  1.155 - 1.156      131         --         1.90 - 2.10       5.19 - 15.48
   DWSII Conservative Allocation
     Subaccount (Class B)               2006    9,737  1.077 - 1.167   11,228       1.02         1.55 - 2.55        6.11 - 7.16
                                        2005    6,416  1.015 - 1.089    6,925         --         1.55 - 2.55        1.12 - 3.35
                                        2004    2,298  1.056 - 1.060    2,431         --         1.55 - 2.45        1.54 - 4.75
   DWSII Core Fixed Income
     Subaccount (Class B)               2006    6,082  0.997 - 1.060    6,243       3.26         1.55 - 2.65        1.22 - 2.36
                                        2005    6,450  0.985 - 1.041    6,499       3.03         1.55 - 2.65      (1.70) - 0.78
                                        2004    5,115  0.993 - 1.015    5,159       0.48         1.55 - 2.65        0.20 - 3.86
                                        2003      189  0.986 - 0.990      186         --         1.70 - 2.30        1.12 - 3.02
   DWSII Davis Venture Value
     Subaccount (Class B)               2006    6,525  1.263 - 1.542    9,723       0.26         1.55 - 2.65      11.38 - 12.64
                                        2005    6,219  1.134 - 1.369    8,265       0.34         1.55 - 2.65        2.89 - 8.00
                                        2004    4,121  1.068 - 1.273    5,180       0.01         1.55 - 2.50        1.94 - 9.48
                                        2003      185  1.156 - 1.160      214         --         1.70 - 2.30       5.65 - 16.06

                                        Year            Unit Value      Net    Investment(1)  Expense Ratio(2)  Total Return(3)
                                       Ended   Units     Lowest to     Assets     Income         Lowest to         Lowest to
                                       Dec 31  (000s)   Highest ($)   ($000s)    Ratio (%)       Highest (%)      Highest (%)
                                       ------  ------  -------------  -------  -------------  ----------------  ---------------
DWS Variable Series II -- (Continued)
   DWSII Dreman High Return Equity
     Subaccount (Class B)               2006   12,289  1.194 - 1.606   19,166       1.21         1.55 - 2.65      15.11 - 16.40
                                        2005    8,634  1.036 - 1.380   11,585       1.11         1.55 - 2.65        1.07 - 6.28
                                        2004    4,520  1.113 - 1.304    5,841       0.28         1.55 - 2.65       3.20 - 14.51
                                        2003      182  1.159 - 1.164      212         --         1.70 - 2.50       5.63 - 19.06
   DWSII Dreman Small Mid Cap Value
     Subaccount (Class B)               2006    4,783  1.305 - 2.044    9,263       0.38         1.55 - 2.65      21.35 - 22.62
                                        2005    4,743  1.075 - 1.667    7,470       0.30         1.55 - 2.65      (0.87) - 9.34
                                        2004    2,539  1.165 - 1.542    3,800       0.17         1.55 - 2.65       2.35 - 23.90
                                        2003      201  1.244 - 1.246      250         --         1.70 - 2.10       9.60 - 20.66
   DWSII Foreign Value Subaccount
     (Class B)                          2006       --  1.334 - 1.365       --       2.61         1.55 - 2.65      14.99 - 20.26
                                        2005    1,608  1.121 - 1.135    1,813       1.48         1.55 - 2.65       2.55 - 12.04
                                        2004       99  1.053 - 1.054      104         --         1.70 - 2.30        0.00 - 5.40
   DWSII Global Thematic Subaccount
     (Class B)                          2006    2,262  1.493 - 2.050    4,473       0.18         1.55 - 2.60      11.58 - 27.65
                                        2005    1,912  1.343 - 1.606    2,960         --         1.55 - 2.60      10.48 - 21.70
                                        2004    1,176  1.123 - 1.332    1,532       0.44         1.55 - 2.50       2.72 - 18.68
                                        2003      109  1.179 - 1.180      128         --         1.95 - 2.10        7.08 - 8.16
   DWSII Government & Agency
     Securities Subaccount (Class B)    2006    1,537  1.005 - 1.054    1,581       3.22         1.55 - 2.65        1.11 - 2.15
                                        2005    1,466  0.994 - 1.037    1,481       3.53         1.55 - 2.65      (0.40) - 0.98
                                        2004    1,224  0.998 - 1.015    1,234       0.84         1.55 - 2.65      (0.20) - 2.54
                                        2003      182          0.995      181         --         1.95 - 2.10      (0.30) - 2.05
   DWSII Growth Allocation Subaccount
     (Class B)                          2006   15,021  1.138 - 1.270   18,857       0.79         1.55 - 2.55       9.85 - 10.92
                                        2005   15,355  1.036 - 1.145   17,467         --         1.55 - 2.55      (0.09) - 8.13
                                        2004    4,429  1.094 - 1.097    4,852         --         1.55 - 2.30        0.64 - 7.78
   DWSII High Income Subaccount
     (Class B)                          2006    4,372  1.070 - 1.333    5,671       7.05         1.55 - 2.65        7.25 - 8.46
                                        2005    4,575  0.997 - 1.229    5,497       8.44         1.55 - 2.65        0.17 - 2.47
                                        2004    2,742  1.082 - 1.207    3,274       1.96         1.55 - 2.65       1.01 - 10.25
                                        2003      186  1.088 - 1.093      202         --         1.70 - 2.50       4.50 - 10.86
   DWSII Income Allocation Subaccount
     (Class B)                          2006       --  1.064 - 1.084       --       4.20         1.55 - 2.45        1.33 - 1.98
                                        2005    2,976  1.050 - 1.063    3,148         --         1.55 - 2.45        1.06 - 2.83
                                        2004      878  1.039 - 1.043      915         --         1.55 - 2.45        0.58 - 3.07
   DWSII International Select Equity
     Subaccount (Class B)               2006    2,721  1.364 - 1.944    5,021       1.61         1.55 - 2.65      21.80 - 23.12
                                        2005    2,731  1.119 - 1.579    4,097       2.29         1.55 - 2.65       2.68 - 15.80
                                        2004    1,580  1.150 - 1.407    2,192       0.11         1.55 - 2.50       2.88 - 22.00
                                        2003       68  1.206 - 1.210       82         --         1.95 - 2.50       6.35 - 20.40
   DWSII Janus Growth & Income
     Subaccount (Class B)               2006    1,762  1.152 - 1.435    2,458       0.24         1.55 - 2.65        2.89 - 6.30
                                        2005    1,755  1.095 - 1.350    2,314         --         1.55 - 2.65       4.16 - 10.02
                                        2004    1,146  1.099 - 1.227    1,383         --         1.55 - 2.65       4.35 - 13.58
                                        2003      204  1.116 - 1.121      229         --         1.70 - 2.50       6.08 - 11.23
   DWSII Janus Growth Opportunities
     Subaccount (Class B)               2006       --  1.127 - 1.284       --         --         1.55 - 2.30     (1.65) - (1.00)
                                        2005      651  1.143 - 1.297      830         --         1.55 - 2.30        2.16 - 9.83
                                        2004      253  1.215 - 1.229      310         --         1.55 - 2.30       7.62 - 12.37
                                        2003        6          1.109        7         --                2.10               6.53
   DWSII Large Cap Core Subaccount
     (Class B)                          2006       --  1.203 - 1.280       --         --         1.55 - 2.65       9.83 - 11.01
                                        2005    1,450  1.094 - 1.153    1,659       0.03         1.55 - 2.65       1.78 - 14.80
                                        2004       56          1.037       58         --         1.70 - 1.90                 --

                                        Year            Unit Value      Net    Investment(1)  Expense Ratio(2)  Total Return(3)
                                       Ended   Units     Lowest to     Assets      Income         Lowest to        Lowest to
                                       Dec 31  (000s)   Highest ($)   ($000s)    Ratio (%)       Highest (%)      Highest (%)
                                       ------  ------  -------------  -------  -------------  ----------------  ---------------
DWS Variable Series II -- (Continued)
   DWSII Large Cap Value
     Subaccount (Class B)               2006    2,093  1.104 - 1.424    2,876       1.17         1.55 - 2.65      11.90 - 13.20
                                        2005    2,178  0.985 - 1.258    2,650       1.42         1.55 - 2.65      (1.10) - 1.52
                                        2004    1,853  1.078 - 1.258    2,291       0.23         1.55 - 2.65        1.55 - 9.81
                                        2003      122  1.159 - 1.164      142         --         1.70 - 2.50       8.22 - 15.26
   DWSII MFS(R) Strategic Value
     Subaccount (Class B)               2006       --  1.018 - 1.311       --       0.67         1.55 - 2.55        2.31 - 3.07
                                        2005    1,693  0.995 - 1.272    2,119       0.69         1.55 - 2.55      (3.04) - 3.97
                                        2004    1,576  1.140 - 1.300    2,027       0.02         1.55 - 2.50       2.71 - 15.39
                                        2003       88  1.119 - 1.124       99         --         1.70 - 2.50       0.27 - 11.20
   DWSII Mid Cap Growth
     Subaccount (Class B)               2006      620  1.260 - 1.463      888         --         1.55 - 2.45       3.35 - 12.95
                                        2005      536  1.168 - 1.344      705         --         1.55 - 2.45       5.69 - 12.85
                                        2004      413  1.044 - 1.191      486         --         1.55 - 2.45       0.94 - 16.70
                                        2003       17          1.164       19         --                2.10              (0.26)
   DWSII Moderate Allocation
     Subaccount (Class B)               2006   14,481  1.108 - 1.218   17,442       0.87         1.55 - 2.55        8.10 - 9.24
                                        2005   14,106  1.025 - 1.115   15,627         --         1.55 - 2.55        2.60 - 5.84
                                        2004    4,088  1.075 - 1.078    4,398         --         1.55 - 2.30        1.42 - 6.22
   DWSII Money Market
     Subaccount (Class B)               2006    4,882  0.990 - 1.017    4,920       4.19         1.55 - 2.55        1.60 - 2.62
                                        2005    3,008  0.972 - 1.000    2,965       2.52         1.55 - 2.55        0.10 - 0.92
                                        2004    2,361  0.971 - 0.987    2,311       0.61         1.55 - 2.30     (1.52) - (0.40)
                                        2003      290  0.989 - 0.992      288       0.10         1.55 - 2.10     (0.50) - (0.20)
   DWSII Oak Strategic Equity
     Subaccount (Class B)               2006       --  0.954 - 1.143       --         --         1.55 - 2.65        1.27 - 2.33
                                        2005    1,909  0.942 - 1.117    2,073         --         1.55 - 2.65      (6.83) - 4.04
                                        2004      815  1.015 - 1.188      955         --         1.55 - 2.50      (1.43) - 4.46
                                        2003      118  1.191 - 1.194      141         --         1.95 - 2.30       0.00 - 14.63
   DWSII Small Cap Growth
     Subaccount (Class B)               2006    2,352  1.060 - 1.340    3,043         --         1.55 - 2.65        1.99 - 3.24
                                        2005    2,131  1.037 - 1.298    2,688         --         1.55 - 2.65     (0.36) - 11.53
                                        2004      970  1.064 - 1.235    1,185         --         1.55 - 2.65       0.49 - 22.16
                                        2003       87  1.132 - 1.133       98         --         1.90 - 2.10        0.27 - 8.21
   DWSII Strategic Income
     Subaccount (Class B)               2006    4,484  1.093 - 1.173    5,005       4.22         1.55 - 2.65        5.92 - 7.10
                                        2005    4,407  1.031 - 1.100    4,617       6.60         1.55 - 2.65      (1.00) - 0.83
                                        2004    2,492  1.037 - 1.058    2,605         --         1.55 - 2.65       1.65 - 10.64
                                        2003      268  0.983 - 0.985      263         --         1.95 - 2.30        2.50 - 3.69
   DWSII Technology Subaccount
     (Class B)                          2006    1,004  1.025 - 1.224    1,192         --         1.55 - 2.65     (7.55) - (1.13)
                                        2005    1,127  1.045 - 1.238    1,363       0.12         1.55 - 2.65       0.58 - 15.49
                                        2004      818  1.043 - 1.217      976         --         1.55 - 2.65     (0.66) - 13.62
                                        2003      114  1.215 - 1.217      139         --         1.70 - 2.10       3.58 - 15.48
   DWSII Turner Mid Cap Growth
     Subaccount (Class B)               2006    1,459  1.127 - 1.517    2,114         --         1.55 - 2.65      (6.86) - 4.62
                                        2005    1,467  1.187 - 1.450    2,052         --         1.55 - 2.65       4.62 - 12.38
                                        2004    1,107  1.097 - 1.324    1,451         --         1.55 - 2.50       6.10 - 12.71
                                        2003       92  1.210 - 1.213      111         --         1.95 - 2.30       2.36 - 16.01
FAM Variable Series Funds, Inc.
   FAMVS Mercury Global
     Allocation V.I.
     Subaccount (Class III)             2006       --  1.298 - 1.431       --         --         1.55 - 2.60        8.44 - 8.74
                                        2005    5,509  1.197 - 1.316    7,116       3.25         1.55 - 2.60       7.50 - 10.93
                                        2004    1,109  1.119 - 1.213    1,337      15.47         1.55 - 2.50       1.77 - 15.09

                                        Year            Unit Value      Net    Investment(1)  Expense Ratio(2)  Total Return(3)
                                       Ended    Units    Lowest to     Assets      Income         Lowest to        Lowest to
                                       Dec 31  (000s)   Highest ($)   ($000s)    Ratio (%)       Highest (%)      Highest (%)
                                       ------  ------  -------------  -------  -------------  ----------------  ---------------
FAM Variable Series Funds, Inc. -- (Continued)
   FAMVS Mercury Value
     Opportunities V.I.
     Subaccount (Class III)             2006       --  1.337 - 1.464       --         --         1.55 - 2.50      11.14 - 11.50
                                        2005    4,289  1.203 - 1.313    5,541       0.94         1.55 - 2.50       7.43 - 20.59
                                        2004    1,462  1.119 - 1.211    1,761         --         1.55 - 2.50       5.74 - 15.45
Franklin Templeton Variable Insurance
Products Trust
   FTVIPT Franklin Rising
     Dividends Securities
     Subaccount (Class 2)               2006    9,632  1.232 - 1.561   14,539       1.05         1.55 - 2.60      14.18 - 15.37
                                        2005    8,404  1.079 - 1.353   11,153       0.90         1.55 - 2.60      (0.31) - 4.84
                                        2004    4,561  1.074 - 1.329    6,023       0.26         1.55 - 2.50       0.40 - 12.39
                                        2003       68  1.211 - 1.216       82         --         1.55 - 2.10       1.68 - 13.22
   FTVIPT Franklin Small-Mid Cap
     Growth Securities Subaccount
     (Class 2)                          2006    3,318  1.172 - 1.618    5,110         --         1.55 - 2.60      (2.74) - 7.01
                                        2005    2,841  1.106 - 1.512    4,165         --         1.55 - 2.60        2.12 - 9.27
                                        2004    1,763  1.083 - 1.465    2,564         --         1.55 - 2.60       3.04 - 14.35
                                        2003      121  1.330 - 1.335      161         --         1.55 - 2.10      (0.82) - 6.12
   FTVIPT Mutual Shares Securities
     Subaccount (Class 2)               2006       --  1.365 - 1.699       --         --         1.55 - 2.60      15.29 - 16.61
                                        2005    5,398  1.184 - 1.457    7,462       0.84         1.55 - 2.60        5.79 - 8.81
                                        2004    1,703  1.099 - 1.339    2,257       0.39         1.55 - 2.60       3.27 - 10.94
                                        2003      111  1.201 - 1.207      133         --         1.55 - 2.30       5.17 - 11.58
   FTVIPT Templeton Developing
     Markets Securities
     Subaccount (Class 2)               2006    5,399  1.952 - 2.874   14,370       1.05         1.55 - 2.60      24.81 - 26.11
                                        2005    4,916  1.564 - 2.279   10,404       1.19         1.55 - 2.60      22.19 - 26.88
                                        2004    1,742  1.261 - 1.816    3,128       1.52         1.55 - 2.50       5.88 - 28.51
                                        2003       12  1.474 - 1.479       17         --         1.55 - 2.10       5.57 - 21.63
   FTVIPT Templeton Foreign
     Securities Subaccount (Class 2)    2006   10,416  1.467 - 2.026   19,734       1.22         1.55 - 2.60      18.40 - 19.60
                                        2005    9,400  1.239 - 1.694   15,074       1.14         1.55 - 2.60       6.60 - 10.44
                                        2004    3,390  1.153 - 1.562    5,239       0.57         1.55 - 2.60       4.34 - 16.82
                                        2003      195  1.333 - 1.338      260         --         1.55 - 2.10        6.28 - 9.80
   FTVIPT Templeton Growth
     Securities Subaccount
     (Class 2)                          2006       --  1.415 - 1.950       --         --         1.55 - 2.50      18.80 - 19.93
                                        2005    9,025  1.190 - 1.626   13,857       1.08         1.55 - 2.50        2.12 - 7.19
                                        2004    3,152  1.119 - 1.517    4,709       0.88         1.55 - 2.50       2.66 - 14.23
                                        2003      118  1.319 - 1.328      156         --         1.55 - 2.50       4.92 - 16.29
High Yield Bond Trust
   High Yield Bond Trust                2006       --  1.064 - 1.092       --       6.73         1.55 - 2.50        1.60 - 2.26
                                        2005    6,031  1.044 - 1.070    6,386       0.01         1.55 - 2.50     (1.14) - (0.28)
                                        2004    1,461  1.056 - 1.078    1,553      16.46         1.55 - 2.50        0.09 - 7.16
Janus Aspen Series
   Janus Aspen Balanced Subaccount
     (Service Shares)                   2006       --  1.250 - 1.278       --         --         1.55 - 2.30        3.05 - 3.31
                                        2005      290  1.213 - 1.237      355       2.12         1.55 - 2.30        5.20 - 6.00
                                        2004      268  1.153 - 1.167      310       3.13         1.55 - 2.30        5.52 - 6.99
                                        2003       48  1.090 - 1.092       53       1.42         1.90 - 2.15        4.41 - 7.27
   Janus Aspen Global Life Sciences
     Subaccount (Service Shares)        2006      156  1.510 - 1.552      238         --         1.55 - 2.30        3.92 - 4.65
                                        2005      157  1.453 - 1.483      230         --         1.55 - 2.30       9.74 - 10.67
                                        2004      157  1.324 - 1.340      209         --         1.55 - 2.30       1.07 - 12.42
                                        2003       15  1.189 - 1.192       18         --         1.55 - 1.95        7.02 - 8.96

                                        Year            Unit Value      Net    Investment(1)  Expense Ratio(2)  Total Return(3)
                                       Ended   Units     Lowest to     Assets      Income         Lowest to        Lowest to
                                       Dec 31  (000s)   Highest ($)   ($000s)    Ratio (%)       Highest (%)      Highest (%)
                                       ------  ------  -------------  -------  -------------  ----------------  ---------------
Janus Aspen Series -- (Continued)
   Janus Aspen Global Technology
     Subaccount (Service Shares)        2006      659  1.206 - 1.601      999         --         1.55 - 2.40        5.24 - 6.17
                                        2005      536  1.146 - 1.508      766         --         1.55 - 2.40       4.56 - 23.46
                                        2004      279  1.217 - 1.373      381         --         1.55 - 2.30      (1.37) - 3.49
                                        2003        9  1.382 - 1.386       12         --         1.55 - 1.95      (0.86) - 9.05
   Janus Aspen Worldwide Growth
     Subaccount (Service Shares)        2006      163  1.515 - 1.558      251       1.64         1.55 - 2.30      12.31 - 16.18
                                        2005      165  1.322 - 1.341      219       1.34         1.55 - 2.10        3.36 - 3.95
                                        2004      106  1.279 - 1.290      136       1.18         1.55 - 2.10      (4.19) - 2.87
                                        2003       30  1.250 - 1.254       38       0.25         1.55 - 1.95      11.76 - 13.53
Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap
     Subaccount                         2006       --  1.274 - 1.735       --         --         1.55 - 2.50      11.35 - 12.23
                                        2005    3,280  1.143 - 1.546    4,785         --         1.55 - 2.50        1.41 - 4.86
                                        2004    1,449  1.128 - 1.509    2,161         --         1.55 - 2.50       2.07 - 16.21
                                        2003       58  1.330 - 1.334       78         --         1.55 - 2.10       4.88 - 15.84
Legg Mason Partners Variable
Portfolios I, Inc.
   LMPVPI All Cap Subaccount
     (Class I)                          2006    2,869  1.238 - 1.665    4,544       1.39         1.55 - 2.50      15.19 - 16.27
                                        2005    2,874  1.074 - 1.432    3,928       1.02         1.55 - 2.50       1.45 - 10.49
                                        2004    1,925  1.059 - 1.398    2,644       1.09         1.55 - 2.50       5.68 - 13.60
                                        2003      186  1.302 - 1.311      244       0.54         1.55 - 2.50       7.83 - 16.37
   LMPVPI All Cap Subaccount
     (Class II)                         2006      188  1.180 - 1.203      225       2.20         1.55 - 2.60       4.93 - 16.01
                                        2005       23  1.027 - 1.037       23       0.63         1.55 - 2.60        1.58 - 8.02
   LMPVPI Investors Subaccount
     (Class I)                          2006    1,948  1.308 - 1.691    3,092       1.66         1.55 - 2.50      15.32 - 16.46
                                        2005    1,832  1.129 - 1.452    2,550       1.40         1.55 - 2.50        3.89 - 4.84
                                        2004    1,277  1.081 - 1.385    1,743       3.68         1.55 - 2.50        7.66 - 9.86
                                        2003       55  1.266 - 1.274       70       2.35         1.55 - 2.50       5.64 - 13.55
   LMPVPI Large Cap Growth
     Subaccount (Class I)               2006    2,012  1.045 - 1.377    2,611         --         1.55 - 2.50        1.68 - 2.68
                                        2005    2,073  1.023 - 1.341    2,653       0.02         1.55 - 2.50        2.67 - 3.55
                                        2004    1,359  0.992 - 1.295    1,723       0.39         1.55 - 2.50     (4.19) - 13.94
                                        2003      106  1.303 - 1.308      139         --         1.55 - 2.10       3.66 - 14.44
   LMPVPI Small Cap Growth
     Subaccount (Class I)               2006    2,870  1.308 - 1.859    4,926         --         1.55 - 2.60       9.92 - 11.05
                                        2005    2,880  1.190 - 1.674    4,492         --         1.55 - 2.60        1.10 - 3.27
                                        2004    1,599  1.166 - 1.621    2,522         --         1.55 - 2.50       1.39 - 25.00
                                        2003      192  1.425 - 1.430      274         --         1.55 - 2.10       3.63 - 21.29
   LMPVPI Total Return Subaccount
     (Class II)                         2006    3,314  1.069 - 1.334    4,295       2.23         1.55 - 2.70       2.00 - 10.52
                                        2005    2,172  1.056 - 1.207    2,591       2.12         1.55 - 2.60      (0.85) - 3.22
                                        2004    1,125  1.117 - 1.191    1,333       4.47         1.55 - 2.50        0.09 - 6.82
                                        2003       80  1.112 - 1.115       89       0.77         1.55 - 1.95        3.15 - 8.58
Legg Mason Partners Variable
Portfolios II
   LMPVPII Aggressive Growth
     Subaccount (Class I)               2006    5,658  1.226 - 1.619    8,461         --         1.55 - 2.50        8.32 - 9.39
                                        2005    5,529  1.131 - 1.480    7,653         --         1.55 - 2.50       7.13 - 17.99
                                        2004    2,209  1.056 - 1.368    2,975         --         1.55 - 2.50     (1.53) - 13.30
                                        2003      122  1.265 - 1.274      155         --         1.55 - 2.50       4.20 - 13.14
   LMPVPII Aggressive Growth
     Subaccount (Class II)              2006    4,745  1.212 - 1.585    7,132         --         1.55 - 2.60        7.93 - 9.08
                                        2005    3,681  1.123 - 1.453    5,212         --         1.55 - 2.60       6.85 - 17.48
                                        2004    2,435  1.051 - 1.346    3,257         --         1.55 - 2.60     (0.89) - 10.69
                                        2003      146  1.252 - 1.257      184         --         1.55 - 2.10      (0.08) - 7.45

                                             Year            Unit Value      Net    Investment(1)  Expense Ratio(2)  Total Return(3)
                                            Ended   Units     Lowest to     Assets     Income          Lowest to        Lowest to
                                            Dec 31  (000s)   Highest ($)   ($000s)    Ratio (%)       Highest (%)      Highest (%)
                                            ------  ------  -------------  -------  -------------  ----------------  ---------------
Legg Mason Partners Variable Portfolios II -- (Continued)
   LMPVPII Equity Index
      Subaccount (Class II)                  2006    9,130  1.224 - 1.531   13,422       1.34         1.55 - 2.50     12.22 - 13.41
                                             2005    9,144  1.089 - 1.350   11,923       1.48         1.55 - 2.50       1.70 - 8.80
                                             2004    5,183  1.072 - 1.316    6,722       3.15         1.55 - 2.50      5.08 - 10.47
                                             2003      239  1.208 - 1.212      290       1.73         1.55 - 2.10      5.49 - 14.81
   LMPVPII Growth and Income
      Subaccount (Class I)                   2006    1,170  1.183 - 1.481    1,670       0.41         1.55 - 2.40      9.74 - 11.84
                                             2005    1,151  1.078 - 1.338    1,490       0.41         1.55 - 2.40       1.22 - 2.06
                                             2004      878  1.065 - 1.311    1,134       2.13         1.55 - 2.40       2.36 - 8.77
                                             2003       57  1.225 - 1.229       70       0.55         1.55 - 1.95       5.06 - 7.24
Legg Mason Partners Variable
Portfolios III, Inc.
   LMPVPIII Adjustable Rate Income
      Subaccount                             2006    2,895  0.996 - 1.028    2,941       4.21         1.55 - 2.60       1.41 - 2.49
                                             2005    3,439  0.981 - 1.003    3,417       3.88         1.55 - 2.60     (0.20) - 0.80
                                             2004    1,531  0.983 - 0.999    1,515       2.81         1.55 - 2.60    (0.91) - (0.10)
                                             2003       24  0.998 - 0.999       24       0.46         1.55 - 1.70       0.00 - 0.10
   LMPVPIII Social Awareness
      Stock Subaccount                       2006      816  1.112 - 1.162      926       0.55         1.55 - 2.50       5.10 - 6.05
                                             2005      727  1.058 - 1.102      779       0.91         1.55 - 2.50       1.83 - 4.08
                                             2004      267  1.039 - 1.077      278       1.43         1.55 - 2.50      0.00 - 12.42
Lord Abbett Series Fund, Inc.
   Lord Abbett Growth and Income
      Subaccount (Class VC)                  2006    9,932  1.262 - 1.619   15,035       1.28         1.55 - 2.60     14.21 - 15.48
                                             2005    9,339  1.105 - 1.402   12,372       1.31         1.55 - 2.60       0.74 - 4.69
                                             2004    3,180  1.099 - 1.379    4,334       2.24         1.55 - 2.50      2.01 - 14.21
                                             2003      169  1.239 - 1.243      210       1.69         1.55 - 2.10      4.98 - 12.93
   Lord Abbett Mid-Cap Value
      Subaccount (Class VC)                  2006    7,690  1.343 - 1.810   13,037       0.49         1.55 - 2.50      9.46 - 10.50
                                             2005    8,163  1.226 - 1.638   12,646       0.58         1.55 - 2.50      5.55 - 13.54
                                             2004    3,089  1.160 - 1.537    4,701       0.80         1.55 - 2.50      3.66 - 21.96
                                             2003      108  1.252 - 1.257      136       2.19         1.70 - 2.30      7.90 - 16.90
Managed Assets Trust
   Managed Assets Trust                      2006       --  1.099 - 1.125       --       2.21         1.55 - 2.50       2.89 - 3.23
                                             2005    4,185  1.068 - 1.092    4,512       0.01         1.55 - 2.50       1.52 - 2.69
                                             2004    1,213  1.056 - 1.073    1,284       4.94         1.55 - 2.30       3.07 - 7.98
Met Investors Series Trust
   MIST Batterymarch Mid-Cap
      Stock Subaccount (Class A)             2006    3,217  1.260 - 1.716    5,268         --         1.55 - 2.60    (5.48) - (4.77)
   MIST BlackRock High Yield
      Subaccount (Class A)                   2006    4,114  1.157 - 1.316    5,267         --         1.55 - 2.50       4.78 - 5.45
   MIST BlackRock Large-Cap Core
      Subaccount (Class A)                   2006    3,099  1.364 - 1.645    4,905         --         1.55 - 2.60       5.17 - 5.92
   MIST Dreman Small-Cap Value
      Subaccount (Class A)                   2006      276  1.335 - 1.356      371       0.64         1.55 - 2.50     (0.37) - 9.48
   MIST Harris Oakmark International
      Subaccount (Class A)                   2006    3,322  1.529 - 1.970    6,267         --         1.51 - 2.56      9.45 - 17.50
   MIST Janus Capital Appreciation
      Subaccount (Class A)                   2006    5,188  1.351 - 1.691    8,292         --         1.55 - 2.60       1.87 - 2.55
   MIST Legg Mason Partners Managed
      Assets Subaccount (Class A)            2006    3,675  1.154 - 1.186    4,309         --         1.55 - 2.50       5.00 - 5.71
   MIST Lord Abbett Bond Debenture
      Subaccount (Class A)                   2006    3,146  1.131 - 1.318    4,037         --         1.55 - 2.50       4.17 - 4.77
   MIST Lord Abbett Growth and
      Income Subaccount (Class B)            2006   14,276  1.071 - 1.078   15,344         --         1.30 - 2.25       6.99 - 7.69

                                             Year            Unit Value      Net    Investment(1)  Expense Ratio(2)  Total Return(3)
                                            Ended   Units     Lowest to     Assets     Income          Lowest to        Lowest to
                                            Dec 31  (000s)   Highest ($)   ($000s)    Ratio (%)       Highest (%)      Highest (%)
                                            ------  ------  -------------  -------  -------------  ----------------  ---------------
Met Investors Series Trust -- (Continued)
   MIST Lord Abbett Mid-Cap Value
      Subaccount (Class B)                   2006      100  1.066 - 1.072      107         --         1.55 - 2.40    (0.47) - 14.41
   MIST Met/AIM Capital Appreciation
      Subaccount (Class A)                   2006    2,015  1.162 - 1.449    2,762       0.18         1.55 - 2.60    (1.86) - (1.16)
   MIST Met/AIM Small Cap Growth
      Subaccount (Class A)                   2006      151  1.248 - 1.265      190         --         1.55 - 2.40    (1.27) - 14.44
   MIST MFS(R) Value Subaccount
      (Class A)                              2006    5,845  1.357 - 1.399    8,086       1.33         1.55 - 2.50      9.79 - 10.56
   MIST Neuberger Berman Real Estate
      Subaccount (Class A)                   2006   14,706  1.212 - 1.221   17,906         --         1.55 - 2.60     20.84 - 21.73
   MIST Oppenheimer Capital Appreciation
      Subaccount (Class B)                   2006    5,584  1.001 - 1.008    5,617         --         1.55 - 2.60       0.70 - 1.41
   MIST Pioneer Fund Subaccount
      (Class A)                              2006      915  1.291 - 1.553    1,367         --         1.55 - 2.50       6.91 - 7.55
   MIST Pioneer Mid-Cap Value
      Subaccount (Class A)                   2006      403  1.151 - 1.164      467       0.25         1.55 - 2.30       1.05 - 7.93
   MIST Pioneer Strategic Income
      Subaccount (Class A)                   2006    7,967  1.131 - 1.170    9,185       4.88         1.55 - 2.60       2.85 - 3.57
   MIST Third Avenue Small Cap
      Value Subaccount (Class B)             2006   11,793  1.023 - 1.029   12,101         --         1.55 - 2.50       1.99 - 2.59
Metropolitan Series Fund, Inc.
   MSF BlackRock Aggressive Growth
      Subaccount (Class D)                   2006    3,413  1.106 - 1.510    4,887         --         1.55 - 2.50    (2.98) - (2.39)
   MSF BlackRock Bond Income
      Subaccount (Class A)                   2006    7,799  1.017 - 1.064    8,186         --         1.55 - 2.50       3.32 - 3.91
   MSF BlackRock Money Market
      Subaccount (Class A)                   2006   22,531  0.999 - 1.034   22,986       3.30         1.55 - 2.70       1.09 - 2.27
   MSF FI Large Cap Subaccount
      (Class A)                              2006    3,768  1.147 - 1.394    4,864         --         1.55 - 2.60       0.70 - 1.38
   MSF FI Value Leaders Subaccount
      (Class D)                              2006    7,806  1.196 - 1.482   11,076         --         1.55 - 2.60       1.96 - 2.63
   MSF MetLife Aggressive Allocation
      Subaccount (Class B)                   2006    1,577  1.053 - 1.061    1,666         --         1.55 - 2.60       5.09 - 5.89
   MSF MetLife Conservative Allocation
      Subaccount (Class B)                   2006    2,593  1.036 - 1.043    2,695         --         1.55 - 2.50       0.97 - 5.80
   MSF MetLife Conservative to
      Moderate Allocation Subaccount
      (Class B)                              2006    1,853  1.044 - 1.050    1,939         --         1.55 - 2.40       3.77 - 4.79
   MSF MetLife Moderate Allocation
      Subaccount (Class B)                   2006   10,582  1.048 - 1.055   11,126         --         1.55 - 2.50       4.59 - 9.92
   MSF MetLife Moderate to
      Aggressive Allocation Subaccount
      (Class B)                              2006    6,709  1.052 - 1.060    7,085         --         1.55 - 2.60       4.99 - 5.79
   MSF MFS(R) Total Return
      Subaccount (Class B)                   2006    3,929  1.064 - 1.072    4,198         --         1.55 - 2.65       6.08 - 6.88
   MSF MFS(R) Total Return
      Subaccount (Class F)                   2006   25,723  1.205 - 1.383   34,428         --         1.55 - 2.50       6.26 - 6.88
   MSF Oppenheimer Global Equity
      Subaccount (Class B)                   2006   33,480  1.044 - 1.052   35,113         --         1.39 - 2.54       4.82 - 5.62
   MSF T. Rowe Price Large Cap
      Growth Subaccount (Class B)            2006    2,365  1.062 - 1.069    2,523         --         1.55 - 2.50       6.41 - 7.11
   MSF Western Asset Management
      High Yield Bond Subaccount
      (Class A)                              2006    6,377  1.124 - 1.157    7,320         --         1.55 - 2.50       5.64 - 6.37
   MSF Western Asset Management
      U.S. Government
      Subaccount (Class A)                   2006    5,918  1.046 - 1.091    6,345         --         1.40 - 2.45       2.77 - 3.47

                                             Year            Unit Value      Net    Investment(1)  Expense Ratio(2)  Total Return(3)
                                            Ended   Units     Lowest to     Assets     Income          Lowest to        Lowest to
                                            Dec 31  (000s)   Highest ($)   ($000s)    Ratio (%)       Highest (%)      Highest (%)
                                            ------  ------  -------------  -------  -------------  ----------------  ---------------
Money Market Portfolio
   Money Market Subaccount                   2006       --  0.982 - 1.011       --       1.40         1.55 - 2.60       0.20 - 0.90
                                             2005   16,102  0.977 - 1.004   16,000       2.93         1.55 - 2.60       0.20 - 1.31
                                             2004    9,637  0.973 - 0.996    9,478       1.26         1.55 - 2.60     (1.52) - 0.00
                                             2003      623  0.988 - 0.994      617       0.26         1.55 - 2.50     (0.70) - 0.00
Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation
      Subaccount/VA
      (Service Shares)                       2006       --  1.113 - 1.397       --       0.19         1.55 - 2.60     (0.61) - 4.51
                                             2005    3,468  1.068 - 1.337    4,518       0.59         1.55 - 2.60       2.28 - 5.10
                                             2004    2,015  1.200 - 1.294    2,595       0.07         1.55 - 2.50     (0.25) - 8.40
                                             2003      151  1.229 - 1.233      186         --         1.55 - 2.10       2.93 - 6.57
   Oppenheimer Global Securities
      Subaccount/VA
      (Service Shares)                       2006       --  1.408 - 2.022       --       0.85         1.55 - 2.60       8.56 - 8.86
                                             2005    4,684  1.297 - 1.858    8,325       0.69         1.55 - 2.60     11.24 - 18.75
                                             2004    2,418  1.169 - 1.654    3,977       0.35         1.55 - 2.50      0.20 - 19.32
                                             2003      127  1.408 - 1.413      179         --         1.55 - 2.10      3.37 - 23.10
   Oppenheimer Main Street/VA
      Subaccount
      (Service Shares)                       2006       --  1.141 - 1.164       --       0.96         1.55 - 2.40     (0.35) - 5.75
                                             2005    4,396  1.083 - 1.103    4,814       0.67         1.55 - 2.40       3.30 - 7.55
                                             2004    1,460  1.048 - 1.064    1,540         --         1.55 - 2.20      5.72 - 10.90
PIMCO Variable Insurance Trust
   PIMCO VIT Real Return
      Subaccount
      (Administrative Class)                 2006   10,340  1.002 - 1.119   11,306       4.24         1.55 - 2.60    (1.89) - (0.80)
                                             2005    9,967  1.018 - 1.128   11,053       2.92         1.55 - 2.60     (0.56) - 0.66
                                             2004    4,188  1.020 - 1.122    4,667       1.18         1.55 - 2.60       1.23 - 7.47
                                             2003      331  1.043 - 1.047      346       0.38         1.55 - 2.10     (1.23) - 2.45
   PIMCO VIT Total Return
      Subaccount
      (Administrative Class)                 2006   24,626  1.030 - 1.079   26,181       4.42         1.55 - 2.60       1.15 - 2.27
                                             2005   22,715  1.014 - 1.055   23,715       3.59         1.55 - 2.60     (0.19) - 0.86
                                             2004    8,552  1.011 - 1.046    8,894       1.99         1.55 - 2.60       0.10 - 3.26
                                             2003      649  1.007 - 1.013      656       1.33         1.55 - 2.50     (1.37) - 3.58
Pioneer Variable Contracts Trust
   Pioneer America Income VCT
      Subaccount (Class II)                  2006    8,439  0.993 - 1.042    8,589       4.41         1.55 - 2.70       0.49 - 2.55
                                             2005    7,379  0.985 - 1.031    7,418       4.46         1.55 - 2.60     (1.16) - 0.41
                                             2004    3,712  0.990 - 1.034    3,730       4.63         1.55 - 2.50     (1.19) - 3.07
                                             2003       95  0.993 - 0.995       94       0.66         1.55 - 1.95     (0.10) - 1.22
   Pioneer AmPac Growth VCT
      Subaccount (Class II)                  2006       --  1.088 - 1.123       --       0.97         1.55 - 2.60     11.36 - 12.53
                                             2005      684  0.977 - 0.998      676       0.40         1.55 - 2.60     (1.31) - 3.47
                                             2004      476  0.994 - 1.002      475         --         1.55 - 2.50     (0.30) - 8.82
   Pioneer Balanced VCT
      Subaccount (Class II)                  2006       --  1.032 - 1.243       --       1.88         1.55 - 2.70       2.83 - 8.75
                                             2005    4,195  1.035 - 1.167    4,843       1.75         1.55 - 2.50     (0.78) - 3.06
                                             2004    2,314  1.125 - 1.143    2,630       3.12         1.55 - 2.50     (0.09) - 4.49
                                             2003       97  1.106 - 1.110      108       2.15         1.55 - 2.10       1.46 - 3.85
   Pioneer Cullen Value VCT
      Subaccount (Class II)                  2006    4,297  1.229 - 1.252    5,355       0.17         1.55 - 2.60      4.91 - 15.29
                                             2005    1,318  1.077 - 1.086    1,427         --         1.55 - 2.60      0.65 - 10.74

                                             Year            Unit Value      Net    Investment(1)  Expense Ratio(2)  Total Return(3)
                                            Ended   Units     Lowest to     Assets     Income          Lowest to        Lowest to
                                            Dec 31  (000s)   Highest ($)   ($000s)    Ratio (%)       Highest (%)      Highest (%)
                                            ------  ------  -------------  -------  -------------  ----------------  ---------------
Pioneer Variable Contracts Trust -- (Continued)
   Pioneer Emerging Markets VCT
      Subaccount (Class II)                  2006    3,673  2.290 - 3.190   10,763       0.34         1.55 - 2.60     18.94 - 33.42
                                             2005    2,674  1.734 - 2.391    6,191       0.46         1.55 - 2.60     31.92 - 39.65
                                             2004    1,557  1.294 - 1.764    2,728       0.56         1.55 - 2.60      0.00 - 28.02
                                             2003       55  1.505 - 1.510       82         --         1.55 - 2.10      1.28 - 18.69
   Pioneer Equity Income VCT
      Subaccount (Class II)                  2006    7,097  1.375 - 1.720   11,862       2.42         1.55 - 2.60     11.13 - 20.28
                                             2005    5,594  1.155 - 1.430    7,879       2.23         1.55 - 2.60       0.61 - 4.05
                                             2004    3,021  1.127 - 1.377    4,140       3.12         1.55 - 2.50      2.36 - 14.27
                                             2003      101  1.201 - 1.205      121       0.92         1.55 - 2.10      4.43 - 10.56
   Pioneer Equity Opportunity VCT
      Subaccount (Class II)                  2006      158  1.228 - 1.251      196       0.32         1.55 - 2.60    (0.88) - 17.46
                                             2005       30  1.058 - 1.065       32         --         1.55 - 2.40     (1.21) - 8.45
   Pioneer Europe VCT Subaccount
      (Class II)                             2006       --  1.554 - 2.015       --       2.38         1.55 - 2.60      0.39 - 27.13
                                             2005      423  1.239 - 1.585      657       0.51         1.55 - 2.50       0.55 - 8.18
                                             2004      220  1.470 - 1.493      326       0.44         1.55 - 2.50     14.79 - 20.18
                                             2003       19  1.278 - 1.282       24         --         1.70 - 2.10     12.36 - 16.29
   Pioneer Fund VCT Subaccount
      (Class II)                             2006    6,575  1.274 - 1.583   10,009       1.13         1.55 - 2.60     13.35 - 14.63
                                             2005    5,875  1.124 - 1.381    7,912       1.16         1.55 - 2.60       3.21 - 6.18
                                             2004    3,497  1.089 - 1.324    4,598       1.17         1.55 - 2.60      0.74 - 13.11
                                             2003      336  1.208 - 1.213      407       0.74         1.55 - 2.10      0.25 - 12.86
   Pioneer Global High Yield VCT
      Subaccount (Class II)                  2006    3,095  1.075 - 1.148    3,517       7.29         1.55 - 2.75      2.37 - 10.28
                                             2005      670  1.032 - 1.041      696       4.80         1.55 - 2.60     (0.48) - 5.06
   Pioneer Growth Shares VCT
      Subaccount (Class II)                  2006    1,390  1.153 - 1.318    1,778         --         1.55 - 2.60      1.57 - 12.18
                                             2005    1,184  1.086 - 1.228    1,424       0.58         1.55 - 2.60     (0.44) - 3.52
                                             2004      799  1.189 - 1.208      962         --         1.55 - 2.50      4.18 - 10.55
                                             2003       77  1.149 - 1.154       88         --         1.55 - 2.10       0.17 - 2.58
   Pioneer High Yield VCT
      Subaccount (Class II)                  2006   11,739  1.044 - 1.305   14,826       5.26         1.55 - 2.70       0.17 - 6.62
                                             2005    8,126  1.074 - 1.224    9,833       5.23         1.55 - 2.60     (0.83) - 1.99
                                             2004    6,312  1.087 - 1.223    7,686       5.01         1.55 - 2.50       1.21 - 6.93
                                             2003      332  1.148 - 1.152      382       2.37         1.55 - 2.10       1.68 - 9.09
   Pioneer Ibbotson Aggressive
      Allocation VCT Subaccount
      (Class II)                             2006    3,637  1.204 - 1.222    4,420       0.26         1.55 - 2.40      6.56 - 12.63
                                             2005    1,079  1.078 - 1.085    1,166         --         1.55 - 2.40      2.56 - 10.94
   Pioneer Ibbotson Growth Allocation
      VCT Subaccount (Class II)              2006   55,528  1.060 - 1.182   64,825       0.14         1.55 - 2.90      5.35 - 10.99
                                             2005    4,439  1.058 - 1.065    4,711         --         1.55 - 2.40       0.95 - 9.15
   Pioneer Ibbotson Moderate Allocation
      VCT Subaccount (Class II)              2006   33,498  1.051 - 1.144   37,907       0.30         1.55 - 2.70     (0.26) - 8.95
                                             2005    4,663  1.043 - 1.050    4,880         --         1.55 - 2.40       2.44 - 7.28
   Pioneer International Value VCT
      Subaccount (Class II)                  2006    2,234  1.567 - 2.059    4,369       0.26         1.55 - 2.60     19.44 - 20.69
                                             2005      873  1.312 - 1.706    1,457       0.06         1.55 - 2.60      9.65 - 18.76
                                             2004      504  1.480 - 1.504      752       0.32         1.55 - 2.50     12.62 - 16.59
                                             2003       16  1.286 - 1.290       21         --         1.55 - 1.95     12.41 - 12.76
   Pioneer Mid Cap Value VCT
      Subaccount (Class II)                  2006    5,978  1.310 - 1.859   10,453         --         1.55 - 2.60      9.35 - 10.52
                                             2005    5,101  1.198 - 1.682    8,245       0.21         1.55 - 2.60     (0.07) - 5.99
                                             2004    2,609  1.143 - 1.587    4,112       0.17         1.55 - 2.50      0.78 - 19.86
                                             2003      205  1.317 - 1.324      271         --         1.55 - 2.30      7.24 - 11.20

                                          Year             Unit Value      Net    Investment(1)  Expense Ratio(2)  Total Return(3)
                                         Ended   Units      Lowest to    Assets       Income         Lowest to        Lowest to
                                         Dec 31  (000s)    Highest ($)   ($000s)    Ratio (%)       Highest (%)      Highest (%)
                                         ------  -------  -------------  -------  -------------  ----------------  ---------------
Pioneer Variable Contracts Trust -- (Continued)
  Pioneer Oak Ridge Large Cap Growth
    VCT Subaccount (Class II)             2006     4,896  1.128 - 1.181   5,709         0.03        1.55 - 2.60      (1.18) - 1.20
                                          2005     3,982  1.127 - 1.167   4,610         0.14        1.55 - 2.60       4.59 - 10.98
                                          2004     1,455  1.070 - 1.095   1,589           --        1.55 - 2.50     (0.09) - 11.01
  Pioneer Real Estate Shares VCT
    Subaccount (Class II)                 2006     4,537  1.859 - 2.555  11,118         2.40        1.55 - 2.60      20.87 - 34.40
                                          2005     3,540  1.462 - 1.901   6,588         3.29        1.55 - 2.60       4.24 - 18.55
                                          2004     1,875  1.310 - 1.681   3,137         4.29        1.55 - 2.30       4.13 - 41.52
                                          2003        99  1.256 - 1.261     125         2.94        1.55 - 2.10     (0.16) - 15.69
  Pioneer Small and Mid Cap
    Growth VCT Subaccount
    (Class II)                            2006     1,958  1.081 - 1.174   2,261           --        1.55 - 2.60        1.05 - 8.48
                                          2005     1,575  1.029 - 1.106   1,724           --        1.55 - 2.60        1.47 - 6.69
                                          2004       794  1.010 - 1.074     850           --        1.55 - 2.40      (1.11) - 5.29
  Pioneer Small Cap Value VCT
    Subaccount (Class II)                 2006     4,228  1.388 - 1.966   7,797           --        1.55 - 2.60      11.22 - 12.41
                                          2005     2,736  1.248 - 1.749   4,661           --        1.55 - 2.60       8.39 - 18.16
                                          2004     1,455  1.156 - 1.599   2,314           --        1.55 - 2.50       3.96 - 19.94
                                          2003       182  1.348 - 1.355     247           --        1.55 - 2.30       8.00 - 10.49
  Pioneer Small Company VCT
    Subaccount (Class II)                 2006        --  1.159 - 1.523      --           --        1.55 - 2.60        0.77 - 6.21
                                          2005       541  1.096 - 1.434     749           --        1.55 - 2.60      (0.64) - 6.93
                                          2004       229  1.415 - 1.433     327           --        1.55 - 2.30       4.75 - 14.79
                                          2003        16  1.281 - 1.284      21           --        1.70 - 2.10       0.00 - 12.04
  Pioneer Strategic Income VCT
    Subaccount (Class II)                 2006    15,977  1.030 - 1.245  19,447         5.17        1.55 - 2.70        3.39 - 4.62
                                          2005    13,239  1.060 - 1.190  15,555         5.58        1.55 - 2.60      (0.18) - 1.79
                                          2004     7,013  1.097 - 1.179   8,226         5.63        1.55 - 2.60        0.18 - 8.26
                                          2003       552  1.085 - 1.089     601         2.51        1.55 - 2.10        0.18 - 6.06
  Pioneer Value VCT Subaccount
    (Class II)                            2006     4,146  1.240 - 1.526   6,072         0.22        1.55 - 2.60      12.12 - 13.29
                                          2005     3,810  1.106 - 1.347   5,010         0.09        1.55 - 2.60      (0.07) - 6.14
                                          2004     2,559  1.085 - 1.307   3,321         0.04        1.55 - 2.60       0.46 - 11.26
                                          2003        76  1.187 - 1.192      91         0.03        1.55 - 2.10        3.56 - 8.09
Putnam Variable Trust
  Putnam VT International Equity
    Subaccount (Class IB)                 2006       356  2.000 - 2.056     724         0.62        1.55 - 2.30      24.77 - 25.75
                                          2005       378  1.603 - 1.635     613         1.38        1.55 - 2.30       9.64 - 10.47
                                          2004       327  1.462 - 1.480     482         1.46        1.55 - 2.30      13.60 - 14.37
                                          2003        73  1.287 - 1.294      95           --        1.55 - 2.30       7.92 - 13.76
  Putnam VT Small Cap Value
    Subaccount (Class IB)                 2006     7,589  1.416 - 2.163  14,986         0.32        1.55 - 2.60      14.33 - 15.48
                                          2005     7,439  1.235 - 1.873  12,828         0.14        1.55 - 2.60       0.42 - 10.99
                                          2004     3,522  1.180 - 1.777   6,159         0.06        1.55 - 2.50       3.02 - 25.92
                                          2003       119  1.423 - 1.430     169           --        1.55 - 2.30       4.84 - 27.62
The Travelers Series Trust
  Travelers AIM Capital Appreciation
    Subaccount                            2006        --  1.184 - 1.466      --           --        1.55 - 2.60        6.09 - 6.54
                                          2005     1,944  1.116 - 1.376   2,544         0.29        1.55 - 2.60       5.88 - 11.24
                                          2004       931  1.054 - 1.286   1,180         0.37        1.55 - 2.50       0.96 - 10.23
                                          2003        43  1.223 - 1.226      53           --        1.55 - 1.95        2.94 - 7.45
  Travelers Convertible Securities
    Subaccount                            2006        --  1.085 - 1.258      --         0.86        1.55 - 2.50        6.26 - 6.61
                                          2005     2,658  1.021 - 1.180   3,074         2.94        1.55 - 2.50      (2.13) - 2.19
                                          2004     1,846  1.125 - 1.194   2,190         4.78        1.55 - 2.50        3.40 - 5.16
                                          2003       242  1.134 - 1.141     275         3.63        1.55 - 2.50        3.65 - 6.34

                                          Year             Unit Value      Net    Investment(1)  Expense Ratio(2)  Total Return(3)
                                         Ended   Units      Lowest to    Assets       Income         Lowest to        Lowest to
                                         Dec 31  (000s)    Highest ($)   ($000s)    Ratio (%)       Highest (%)      Highest (%)
                                         ------  -------  -------------  -------  -------------  ----------------  ---------------
The Travelers Series Trust -- (Continued)
  Travelers Disciplined Mid Cap Stock
    Subaccount                            2006        --  1.333 - 1.802      --         0.55        1.55 - 2.60        8.91 - 9.21
                                          2005     3,130  1.224 - 1.650   4,984           --        1.55 - 2.60       2.24 - 16.07
                                          2004     1,829  1.121 - 1.490   2,704         0.56        1.55 - 2.50       6.01 - 14.62
                                          2003        82  1.295 - 1.300     106         0.53        1.55 - 2.10       2.05 - 10.36
  Travelers Equity Income
    Subaccount                            2006        --  1.173 - 1.444      --         1.37        1.55 - 2.60        4.73 - 5.09
                                          2005     7,511  1.120 - 1.374   9,965           --        1.55 - 2.60        0.88 - 8.74
                                          2004     3,428  1.102 - 1.336   4,537         3.03        1.55 - 2.50       3.95 - 12.82
                                          2003       114  1.232 - 1.235     141         1.64        1.55 - 1.95        7.60 - 8.33
  Travelers Federated High Yield
    Subaccount                            2006        --  1.104 - 1.248      --         8.13        1.55 - 2.50        2.26 - 2.55
                                          2005     4,167  1.079 - 1.217   4,950           --        1.55 - 2.50        0.00 - 1.00
                                          2004     2,440  1.078 - 1.205   2,915        15.57        1.55 - 2.50        1.03 - 9.21
                                          2003       314  1.103 - 1.109     347        19.03        1.55 - 2.30        2.41 - 6.45
  Travelers Federated Stock
    Subaccount                            2006        --  1.146 - 1.463      --         1.64        1.55 - 2.50        3.24 - 3.61
                                          2005       537  1.110 - 1.412     745           --        1.55 - 2.50        1.24 - 3.67
                                          2004       350  1.079 - 1.362     469         3.12        1.55 - 2.50     (0.07) - 10.84
                                          2003        32  1.243 - 1.247      40         1.41        2.10 - 2.50      11.98 - 12.14
  Travelers Large Cap Subaccount          2006        --  1.139 - 1.375      --         0.45        1.55 - 2.60        2.71 - 3.07
                                          2005     3,158  1.109 - 1.334   3,892           --        1.55 - 2.60       6.11 - 14.80
                                          2004     1,051  1.048 - 1.247   1,275         2.34        1.55 - 2.40       1.81 - 10.67
                                          2003         9      1.183          10         0.37               2.30               3.95
  Travelers Managed Allocation Series:
    Aggressive Subaccount                 2006        --  1.158 - 1.170      --         1.82        1.55 - 2.60        3.09 - 6.27
                                          2005       948  1.093 - 1.101   1,040           --        1.55 - 2.60        4.00 - 8.19
  Travelers Managed Allocation Series:
    Conservative Subaccount               2006        --  1.026 - 1.033      --         4.64        1.70 - 2.40        0.10 - 0.29
                                          2005       974  1.025 - 1.030   1,001         1.15        1.70 - 2.40        0.39 - 1.38
  Travelers Managed Allocation Series:
    Moderate Subaccount                   2006        --  1.096 - 1.106      --         2.78        1.55 - 2.50        0.83 - 3.56
                                          2005     7,584  1.062 - 1.068   8,070         0.90        1.55 - 2.40        4.32 - 6.40
  Travelers Managed Allocation Series:
    Moderate-Aggressive
    Subaccount                            2006        --  1.113 - 1.125      --         2.21        1.55 - 2.60        2.96 - 4.36
                                          2005     4,607  1.072 - 1.078   4,949         0.93        1.55 - 2.40        1.03 - 7.40
  Travelers Managed Allocation Series:
    Moderate-Conservative
    Subaccount                            2006        --  1.059 - 1.068      --         3.83        1.55 - 2.40        1.73 - 2.01
                                          2005       853  1.041 - 1.047     891         0.65        1.55 - 2.40        1.65 - 4.30
  Travelers Mercury Large Cap Core
    Subaccount                            2006        --  1.297 - 1.553      --         0.22        1.55 - 2.60        5.79 - 6.22
                                          2005     2,886  1.226 - 1.462   4,072           --        1.55 - 2.60       4.34 - 11.12
                                          2004     1,024  1.230 - 1.325   1,346         2.68        1.55 - 2.50       0.00 - 16.02
                                          2003        32  1.156 - 1.161      37         1.43        1.55 - 2.30        3.03 - 9.35
  Travelers MFS(R) Mid Cap Growth
    Subaccount                            2006        --  1.140 - 1.547      --           --        1.55 - 2.50        1.60 - 5.81
                                          2005     3,301  1.080 - 1.462   4,592           --        1.55 - 2.50        0.77 - 4.75
                                          2004     1,205  1.075 - 1.440   1,679           --        1.55 - 2.30      11.44 - 17.87
                                          2003       116  1.276 - 1.282     149           --        1.55 - 2.30       0.31 - 15.37
  Travelers MFS(R) Total Return
    Subaccount                            2006        --  1.120 - 1.294      --         1.36        1.55 - 2.50        2.86 - 3.27
                                          2005    24,147  1.087 - 1.253  29,439         2.90        1.55 - 2.50      (0.28) - 3.89
                                          2004    10,055  1.095 - 1.236  12,338         6.31        1.55 - 2.50        5.96 - 9.77
                                          2003       493  1.122 - 1.126     554         4.17        1.55 - 2.10        4.96 - 6.85

                                          Year             Unit Value      Net    Investment(1)  Expense Ratio(2)  Total Return(3)
                                         Ended   Units      Lowest to    Assets       Income         Lowest to        Lowest to
                                         Dec 31  (000s)    Highest ($)   ($000s)    Ratio (%)       Highest (%)      Highest (%)
                                         ------  -------  -------------  -------  -------------  ----------------  ---------------
The Travelers Series Trust -- (Continued)
  Travelers MFS(R) Value
    Subaccount                            2006        --  1.236 - 1.270      --           --        1.55 - 2.50        2.37 - 8.09
                                          2005     5,152  1.147 - 1.177   5,987         1.73        1.55 - 2.50        2.72 - 4.77
                                          2004     1,347  1.104 - 1.128   1,495         3.54        1.55 - 2.50       3.06 - 15.09
  Travelers Mondrian International
    Stock Subaccount                      2006        --  1.397 - 1.788      --         3.89        1.55 - 2.60      14.51 - 14.91
                                          2005     2,658  1.220 - 1.556   3,981         0.05        1.55 - 2.60       6.83 - 11.35
                                          2004     1,109  1.145 - 1.443   1,577         5.07        1.55 - 2.50       2.05 - 17.26
                                          2003        54  1.260 - 1.263      68         3.35        1.95 - 2.30       7.69 - 15.98
  Travelers Pioneer Fund
    Subaccount                            2006        --  1.205 - 1.444      --         1.05        1.55 - 2.50        5.73 - 6.13
                                          2005       917  1.137 - 1.361   1,203           --        1.55 - 2.50        3.43 - 8.18
                                          2004       288  1.283 - 1.304     374         2.82        1.55 - 2.50       0.63 - 10.27
                                          2003        11  1.188 - 1.192      13         2.81        1.55 - 1.95       0.08 - 11.96
  Travelers Pioneer Mid Cap Value
    Subaccount                            2006        --  1.098 - 1.106      --           --        1.55 - 2.30        4.97 - 5.23
                                          2005       301  1.046 - 1.051     316         0.46        1.55 - 2.30      (0.85) - 4.70
  Travelers Pioneer Strategic Income
    Subaccount                            2006        --  1.098 - 1.133      --           --        1.55 - 2.60        0.64 - 1.08
                                          2005     6,944  1.091 - 1.123   7,677         5.57        1.55 - 2.60      (0.45) - 2.03
                                          2004     2,089  1.079 - 1.106   2,263        21.68        1.55 - 2.50       1.98 - 11.34
  Travelers Quality Bond
    Subaccount                            2006        --  0.983 - 1.024      --         6.36        1.55 - 2.60     (1.29) - (0.87)
                                          2005     7,278  0.994 - 1.033   7,445           --        1.55 - 2.60      (0.97) - 0.00
                                          2004     4,638  1.000 - 1.033   4,758        11.05        1.55 - 2.60        0.19 - 1.77
                                          2003       301  1.009 - 1.015     305         5.54        1.55 - 2.50      (1.07) - 3.05
  Travelers Strategic Equity
    Subaccount                            2006        --  1.138 - 1.398      --         0.38        1.55 - 2.40        4.11 - 4.33
                                          2005       685  1.093 - 1.340     883         0.76        1.55 - 2.40     (0.30) - 10.94
                                          2004       338  1.317 - 1.334     448         3.35        1.55 - 2.30       3.76 - 10.27
                                          2003        54  1.223 - 1.229      66           --        1.55 - 2.30        6.34 - 7.28
  Travelers Style Focus Series: Small
    Cap Growth Subaccount                 2006        --  1.264 - 1.274      --         0.01        1.55 - 2.40       5.57 - 15.10
                                          2005        78  1.101 - 1.107      86           --        1.55 - 2.40     (0.90) - 10.30
  Travelers Style Focus Series: Small
    Cap Value Subaccount                  2006        --  1.260 - 1.270      --         0.01        1.70 - 2.50       1.29 - 14.62
                                          2005        70  1.103 - 1.108      77         0.91        1.70 - 2.40     (1.69) - 10.50
  Travelers U.S. Government
    Securities Subaccount                 2006        --  1.017 - 1.057      --         5.97        1.55 - 2.60     (3.95) - (3.53)
                                          2005     5,719  1.058 - 1.098   6,159           --        1.55 - 2.60        1.68 - 2.80
                                          2004     1,566  1.040 - 1.074   1,641        10.09        1.55 - 2.60      (0.10) - 4.39
Van Kampen Life Investment Trust
  Van Kampen LIT Comstock
    Subaccount (Class II)                 2006     9,180  1.302 - 1.708  14,496         1.27        1.55 - 2.50      13.18 - 14.25
                                          2005     9,419  1.149 - 1.495  13,086         0.64        1.55 - 2.50        1.53 - 5.03
                                          2004     3,433  1.133 - 1.458   4,944         0.31        1.55 - 2.50       3.91 - 15.62
                                          2003       229  1.255 - 1.261     288           --        1.55 - 2.30       6.90 - 14.05
  Van Kampen LIT Enterprise
    Subaccount (Class II)                 2006       130  1.329 - 1.356     175         0.18        1.55 - 2.10        4.56 - 5.20
                                          2005       128  1.271 - 1.289     164         0.46        1.55 - 2.10        5.65 - 6.18
                                          2004       126  1.203 - 1.214     152         0.04        1.55 - 2.10        1.77 - 5.80
                                          2003        21  1.185 - 1.188      25           --        1.55 - 1.95        2.78 - 5.79

5. FINANCIAL HIGHLIGHTS -- (Concluded)

                                          Year             Unit Value      Net    Investment(1)  Expense Ratio(2)  Total Return(3)
                                         Ended   Units      Lowest to    Assets       Income         Lowest to        Lowest to
                                         Dec 31  (000s)    Highest ($)   ($000s)    Ratio (%)       Highest (%)      Highest (%)
                                         ------  -------  -------------  -------  -------------  ----------------  ---------------
Variable Insurance Products Fund
  VIP Contrafund(R) Subaccount
    (Service Class 2)                     2006    13,276  1.364 - 1.772  22,196         1.00        1.55 - 2.60        8.51 - 9.72
                                          2005    11,559  1.257 - 1.615  17,783         0.08        1.55 - 2.60      11.70 - 17.26
                                          2004     4,082  1.107 - 1.406   5,658         0.03        1.55 - 2.50       5.13 - 16.00
                                          2003        98  1.234 - 1.240     121           --        1.55 - 2.30       0.24 - 16.70
  VIP Dynamic Capital Appreciation
    Subaccount (Service Class 2)          2006       988  1.373 - 1.574   1,533         0.24        1.55 - 2.50      10.95 - 12.03
                                          2005     1,020  1.232 - 1.405   1,417           --        1.55 - 2.50      17.70 - 26.48
                                          2004       387  1.042 - 1.182     454           --        1.55 - 2.50     (0.85) - 16.29
                                          2003       115  1.181 - 1.185     136           --        1.55 - 2.10        3.32 - 7.36
  VIP Mid Cap Subaccount
    (Service Class 2)                     2006    13,669  1.543 - 2.227  27,993         0.17        1.55 - 2.60       9.51 - 10.63
                                          2005    12,662  1.409 - 2.013  23,741           --        1.55 - 2.60      14.37 - 16.22
                                          2004     4,744  1.227 - 1.732   8,105           --        1.55 - 2.50      14.03 - 25.97
                                          2003       135  1.402 - 1.411     190           --        1.55 - 2.50       5.22 - 12.57

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

6. Schedules of Accumulation Units
   for the years ended December 31, 2006 and 2005

                                                   AIM V.I. Capital            AIM V.I. Mid Cap
                                                     Appreciation                Core Equity
                                                 Subaccount (Series II)     Subaccount (Series II)   AIM V.I. Utilities Subaccount
                                              ---------------------------   ----------------------   -----------------------------
                                                  2006           2005          2006        2005          2006            2005
                                              ------------   ------------   ----------  ----------   -------------   -------------
Accumulation units beginning of year .......     3,727,550      2,379,834    1,719,897   1,070,684       1,222,977         524,922
Accumulation units purchased and
   transferred from other funding options ..       953,140      1,547,626      451,093     758,736         381,339         760,280
Accumulation units redeemed and
   transferred to other funding options ....      (513,389)      (199,910)    (347,560)   (109,523)       (262,601)        (62,225)
                                              ------------   ------------   ----------  ----------   -------------   -------------
Accumulation units end of year .............     4,167,301      3,727,550    1,823,430   1,719,897       1,341,715       1,222,977
                                              ============   ============   ==========  ==========   =============   =============

                                                                                Alger American            AllianceBernstein
                                                Alger American Balanced        Leveraged All Cap           Large-Cap Growth
                                                  Subaccount (Class S)       Subaccount (Class S)        Subaccount (Class B)
                                              ---------------------------   ----------------------   -----------------------------
                                                  2006          2005          2006         2005          2006           2005
                                              ------------   ------------   ----------  ----------   -------------   -------------
Accumulation units beginning of year .......     3,269,397      2,772,216      967,064     504,924       1,744,841       1,292,175
Accumulation units purchased and
   transferred from other funding options ..       103,900        666,145    1,547,142     551,529         236,448         662,063
Accumulation units redeemed and
   transferred to other funding options ....    (3,373,297)      (168,964)  (1,086,017)    (89,389)     (1,981,289)       (209,397)
                                              ------------   ------------   ----------  ----------   -------------   -------------
Accumulation units end of year .............            --      3,269,397    1,428,189     967,064              --       1,744,841
                                              ============   ============   ==========  ==========   =============   =============

                                                                                                              American Funds
                                                 American Funds Global       American Funds Growth            Growth-Income
                                              Growth Subaccount (Class 2)    Subaccount (Class 2)          Subaccount (Class 2)
                                              ---------------------------   ----------------------   -----------------------------
                                                  2006           2005          2006        2005           2006            2005
                                              ------------   ------------   ----------  ----------   -------------   -------------
Accumulation units beginning of year .......     9,664,246      4,145,270   32,711,932  13,782,092      29,867,942      12,151,313
Accumulation units purchased and
   transferred from other funding options ..     2,798,905      6,198,903    4,297,613  20,637,317       3,822,444      19,352,320
Accumulation units redeemed and
   transferred to other funding options ....    (1,135,369)      (679,927)  (3,119,312) (1,707,477)     (2,380,715)     (1,635,691)
                                              ------------   ------------   ----------  ----------   -------------   -------------
Accumulation units end of year .............    11,327,782      9,664,246   33,890,233  32,711,932      31,309,671      29,867,942
                                              ============   ============   ==========  ==========   =============   =============

                                                                                 Credit Suisse               Credit Suisse
                                                                            Trust Emerging Markets     Trust Global Small Cap
                                               Capital Appreciation Fund          Subaccount                 Subaccount
                                              ---------------------------   ----------------------   -----------------------------
                                                  2006            2005         2006        2005           2006            2005
                                              ------------   ------------   ----------  ----------   -------------   -------------
Accumulation units beginning of year .......     4,956,033      1,171,755    1,918,047     614,379         447,132         294,912
Accumulation units purchased and
   transferred from other funding options ..       745,898      3,963,128      410,923   1,416,934         128,585         238,648
Accumulation units redeemed and
   transferred to other funding options ....    (5,701,931)      (178,850)    (312,122)   (113,266)        (71,595)        (86,428)
                                              ------------   ------------   ----------  ----------   -------------   -------------
Accumulation units end of year .............            --      4,956,033    2,016,848   1,918,047         504,122         447,132
                                              ============   ============   ==========  ==========   =============   =============

6. Schedules of Accumulation Units
   for the years ended December 31, 2006 and 2005 -- (Continued)

                                                                                                                   Dreyfus
                                                      Delaware VIP                                          Socially Responsible
                                                     REIT Subaccount           Dreyfus Mid Cap Stock         Growth Subaccount
                                                    (Standard Class)        Subaccount (Service Shares)       (Service Shares)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006           2005          2006         2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......     8,204,276      3,637,796      3,581,835      2,375,960       243,937       65,706
Accumulation units purchased and
   transferred from other funding options ..       646,654      5,739,878        473,462      1,418,149        17,946      185,929
Accumulation units redeemed and
   transferred to other funding options ....    (8,850,930)    (1,173,398)      (492,961)      (212,274)      (22,747)      (7,698)
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............            --      8,204,276      3,562,336      3,581,835       239,136      243,937
                                              ============   ============   ============   ============   ===========  ===========

                                                                                   Dreyfus VIF
                                                Dreyfus VIF Appreciation         Developing Leaders       DWS VIT Equity 500 Index
                                              Subaccount (Initial Shares)   Subaccount (Initial Shares)     Subaccount (Class B)
                                              ---------------------------   ---------------------------   ------------------------
                                                   2006         2005            2006           2005           2006         2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......     1,820,257        873,730      5,910,602      2,867,293     4,581,625           --
Accumulation units purchased and
   transferred from other funding options ..       202,190      1,047,544        856,650      3,276,203       130,897    4,652,954
Accumulation units redeemed and
   transferred to other funding options ....      (172,450)      (101,017)      (629,191)      (232,894)     (230,502)     (71,329)
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............     1,849,997      1,820,257      6,138,061      5,910,602     4,482,020    4,581,625
                                              ============   ============   ============   ============   ===========  ===========

                                                     DWS VIT RREEF
                                                 Real Estate Securites                DWSI Bond             DWSI Capital Growth
                                                  Subaccount (Class B)          Subaccount (Class B)        Subaccount (Class B)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006            2005          2006           2005          2006         2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......     3,081,435      2,085,492         51,780             --     3,508,968      791,601
Accumulation units purchased and
   transferred from other funding options ..       327,513      1,363,573        122,831         51,783     3,653,924    3,062,203
Accumulation units redeemed and
   transferred to other funding options ....      (415,241)      (367,630)       (10,166)            (3)   (1,045,821)    (344,836)
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............     2,993,707      3,081,435        164,445         51,780     6,117,071    3,508,968
                                              ============   ============   ============   ============   ===========  ===========

                                               DWSI Global Opportunities        DWSI Growth & Income          DWSI Health Care
                                                  Subaccount (Class B)          Subaccount (Class B)        Subaccount (Class B)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006           2005           2006        2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......     1,725,554        826,248      3,621,286      2,537,485     2,153,075    1,239,379
Accumulation units purchased and
   transferred from other funding options ..       245,891      1,020,537      2,302,701      1,544,604       211,313    1,068,603
Accumulation units redeemed and
   transferred to other funding options ....      (275,925)      (121,231)      (818,734)      (460,803)     (294,133)    (154,907)
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............     1,695,520      1,725,554      5,105,253      3,621,286     2,070,255    2,153,075
                                              ============   ============   ============   ============   ===========  ===========

6. Schedules of Accumulation Units
   for the years ended December 31, 2006 and 2005 -- (Continued)

                                                                                   DWSII Dreman
                                                   DWSI International           Financial Services          DWSII All Cap Growth
                                                  Subaccount (Class B)          Subaccount (Class B)        Subaccount (Class B)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006           2005           2006        2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......     1,832,877      1,331,539      2,039,893      1,228,112       261,230      101,434
Accumulation units purchased and
   transferred from other funding options ..     1,625,828        638,414        163,610        959,632       180,822      171,034
Accumulation units redeemed and
   transferred to other funding options ....      (527,494)      (137,076)    (2,203,503)      (147,851)     (442,052)     (11,238)
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............     2,931,211      1,832,877             --      2,039,893            --      261,230
                                              ============   ============   ============   ============   ===========  ===========

                                                                                                             DWSII Conservative
                                                     DWSII Balanced               DWSII Blue Chip                Allocation
                                                  Subaccount (Class B)          Subaccount (Class B)        Subaccount (Class B)
                                              ---------------------------   ---------------------------   ------------------------
                                                   2006          2005            2006          2005          2006          2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......     3,988,934      2,373,519      3,864,532      2,315,883     6,415,915    2,298,138
Accumulation units purchased and
   transferred from other funding options ..       275,420      1,782,461      1,606,502      2,804,892     4,304,151    5,073,341
Accumulation units redeemed and
   transferred to other funding options ....      (905,557)      (167,046)    (1,734,878)    (1,256,243)     (983,129)    (955,564)
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............     3,358,797      3,988,934      3,736,156      3,864,532     9,736,937    6,415,915
                                              ============   ============   ============   ============   ===========  ===========

                                                                                                               DWSII Dreman
                                                DWSII Core Fixed Income      DWSII Davis Venture Value      High Return Equity
                                                  Subaccount (Class B)          Subaccount (Class B)        Subaccount (Class B)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006           2005           2006        2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......     6,450,173      5,115,157      6,218,858      4,120,738     8,634,012    4,519,607
Accumulation units purchased and
   transferred from other funding options ..       640,305      1,957,913      1,197,184      2,711,455     4,577,342    4,947,828
Accumulation units redeemed and
   transferred to other funding options ....    (1,008,022)      (622,897)      (890,737)      (613,335)     (921,897)    (833,423)
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............     6,082,456      6,450,173      6,525,305      6,218,858    12,289,457    8,634,012
                                              ============   ============   ============   ============   ===========  ===========

                                                      DWSII Dreman
                                                  Small Mid Cap Value           DWSII Foreign Value        DWSII Global Thematic
                                                  Subaccount (Class B)          Subaccount (Class B)        Subaccount (Class B)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006           2005           2006        2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......     4,743,295      2,538,924      1,607,913         98,558     1,911,607    1,176,139
Accumulation units purchased and
   transferred from other funding options ..       709,429      2,517,133        223,094      1,527,799       668,695      959,832
Accumulation units redeemed and
   transferred to other funding options ....      (669,875)      (312,762)    (1,831,007)       (18,444)     (317,830)    (224,364)
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............     4,782,849      4,743,295             --      1,607,913     2,262,472    1,911,607
                                              ============   ============   ============   ============   ===========  ===========

6. Schedules of Accumulation Units
   for the years ended December 31, 2006 and 2005 -- (Continued)

                                               DWSII Government & Agency
                                                      Securities              DWSII Growth Allocation         DWSII High Income
                                                 Subaccount (Class B)           Subaccount (Class B)        Subaccount (Class B)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006           2005           2006        2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......     1,465,842      1,223,867     15,355,054      4,429,114     4,575,042    2,742,359
Accumulation units purchased and
   transferred from other funding options ..       361,115        472,416      1,733,154     11,288,660       645,706    2,817,253
Accumulation units redeemed and
   transferred to other funding options ....      (290,387)      (230,441)    (2,067,651)      (362,720)     (848,934)    (984,570)
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............     1,536,570      1,465,842     15,020,557     15,355,054     4,371,814    4,575,042
                                              ============   ============   ============   ============   ===========  ===========

                                                                                DWSII International             DWSII Janus
                                                DWSII Income Allocation            Select Equity              Growth & Income
                                                  Subaccount (Class B)          Subaccount (Class B)        Subaccount (Class B)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006           2005           2006         2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......     2,976,289        878,147      2,731,496      1,580,459     1,755,072    1,146,004
Accumulation units purchased and
   transferred from other funding options ..       337,731      3,220,038        441,196      1,444,094       323,340      685,476
Accumulation units redeemed and
   transferred to other funding options ....    (3,314,020)    (1,121,896)      (452,141)      (293,057)     (316,733)     (76,408)
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............            --      2,976,289      2,720,551      2,731,496     1,761,679    1,755,072
                                              ============   ============   ============   ============   ===========  ===========

                                                    DWSII Janus Growth
                                                Opportunities Subaccount        DWSII Large Cap Core       DWSII Large Cap Value
                                                       (Class B)                Subaccount (Class B)        Subaccount (Class B)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006          2005            2006           2005           2006        2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......       650,709        253,297      1,449,548         55,600     2,178,193    1,853,444
Accumulation units purchased and
   transferred from other funding options ..        85,396        437,624        777,745      1,413,795        98,580      664,092
Accumulation units redeemed and
   transferred to other funding options ....      (736,105)       (40,212)    (2,227,293)       (19,847)     (183,553)    (339,343)
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............            --        650,709             --      1,449,548     2,093,220    2,178,193
                                              ============   ============   ============   ============   ===========  ===========

                                              DWSII MFS(R) Strategic Value      DWSII Mid Cap Growth      DWSII Moderate Allocation
                                                  Subaccount (Class B)          Subaccount (Class B)         Subaccount (Class B)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006           2005           2006         2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......     1,693,010      1,575,607        535,680        412,727    14,105,725    4,087,975
Accumulation units purchased and
   transferred from other funding options ..        63,859        311,363        190,825        182,731     1,990,699   10,477,060
Accumulation units redeemed and
   transferred to other funding options ....    (1,756,869)      (193,960)      (106,915)       (59,778)   (1,615,494)    (459,310)
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............            --      1,693,010        619,590        535,680    14,480,930   14,105,725
                                              ============   ============   ============   ============   ===========  ===========

6. Schedules of Accumulation Units
   for the years ended December 31, 2006 and 2005 -- (Continued)

                                                  DWSII Money Market      DWSII Oak Strategic Equity      DWSII Small Cap Growth
                                                 Subaccount (Class B)         Subaccount (Class B)         Subaccount (Class B)
                                              -------------------------   ---------------------------  ----------------------------
                                                  2006          2005          2006           2005          2006            2005
                                              -----------   -----------   ------------   ------------  -------------   ------------
Accumulation units beginning of year .......    3,008,146     2,361,361      1,909,067        814,850      2,131,360        970,342
Accumulation units purchased and
   transferred from other funding options ..    7,382,314     7,763,099        102,426      1,163,861        443,283      1,318,837
Accumulation units redeemed and
   transferred to other funding options ....   (5,508,688)   (7,116,314)    (2,011,493)       (69,644)      (222,897)      (157,819)
                                              -----------   -----------   ------------   ------------  -------------   ------------
Accumulation units end of year .............    4,881,772     3,008,146             --      1,909,067      2,351,746      2,131,360
                                              ===========   ===========   ============   ============  =============   ============

                                                DWSII Strategic Income          DWSII Technology             DWSII Turner Mid Cap
                                                 Subaccount (Class B)          Subaccount (Class B)     Growth Subaccount (Class B)
                                              -------------------------   ---------------------------  ----------------------------
                                                  2006          2005          2006           2005          2006            2005
                                              -----------   -----------   ------------   ------------  -------------   ------------
Accumulation units beginning of year .......    4,406,818     2,491,872      1,127,295        818,108      1,467,222      1,107,290
Accumulation units purchased and
   transferred from other funding options ..    1,091,893     2,150,402        138,566        403,290        163,309        427,200
Accumulation units redeemed and
   transferred to other funding options ....   (1,014,563)     (235,456)      (261,534)       (94,103)      (171,305)       (67,268)
                                              -----------   -----------   ------------   ------------  -------------   ------------
Accumulation units end of year .............    4,484,148     4,406,818      1,004,327      1,127,295      1,459,226      1,467,222
                                              ===========   ===========   ============   ============  =============   ============

                                                 FAMVS Mercury Global          FAMVS Mercury Value        FTVIPT Franklin Rising
                                                   Allocation V.I.             Opportunities V.I.          Dividends Securities
                                                Subaccount (Class III)      Subaccount (Class III)         Subaccount (Class 2)
                                              -------------------------   ---------------------------  ----------------------------
                                                  2006          2005          2006           2005           2006           2005
                                              -----------   -----------   ------------   ------------  -------------   ------------
Accumulation units beginning of year .......    5,509,042     1,108,904      4,288,653      1,461,987      8,404,286      4,560,976
Accumulation units purchased and
   transferred from other funding options ..      583,730     4,564,130        207,294      2,949,024      2,400,678      4,570,903
Accumulation units redeemed and
   transferred to other funding options ....   (6,092,772)     (163,992)    (4,495,947)      (122,358)    (1,172,981)      (727,593)
                                              -----------   -----------   ------------   ------------  -------------   ------------
Accumulation units end of year .............           --     5,509,042             --      4,288,653      9,631,983      8,404,286
                                              ===========   ===========   ============   ============  =============   ============

                                               FTVIPT Franklin Small-         FTVIPT Mutual Shares      FTVIPT Templeton Developing
                                              Mid Cap Growth Securities      Securities Subaccount          Markets Securities
                                                 Subaccount (Class 2)               (Class 2)              Subaccount (Class 2)
                                              -------------------------   ---------------------------  ----------------------------
                                                  2006          2005          2006           2005          2006            2005
                                              -----------   -----------   ------------   ------------  -------------   ------------
Accumulation units beginning of year .......    2,841,043     1,763,269      5,398,024      1,703,443      4,916,065      1,742,289
Accumulation units purchased and
   transferred from other funding options ..    1,028,179     1,312,195        351,373      3,831,643      1,529,889      3,460,818
Accumulation units redeemed and
   transferred to other funding options ....     (550,870)     (234,421)    (5,749,397)      (137,062)    (1,046,609)      (287,042)
                                              -----------   -----------   ------------   ------------  -------------   ------------
Accumulation units end of year .............    3,318,352     2,841,043             --      5,398,024      5,399,345      4,916,065
                                              ===========   ===========   ============   ============  =============   ============

6. Schedules of Accumulation Units
   for the years ended December 31, 2006 and 2005 -- (Continued)

                                                    FTVIPT Templeton             FTVIPT Templeton
                                                   Foreign Securities            Growth Securities
                                                  Subaccount (Class 2)          Subaccount (Class 2)       High Yield Bond Trust
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006           2005           2006        2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......     9,400,022      3,390,169      9,024,543      3,151,888     6,031,489    1,461,397
Accumulation units purchased and
   transferred from other funding options ..     2,442,002      6,553,391        755,408      6,240,933       737,431    5,158,697
Accumulation units redeemed and
   transferred to other funding options ....    (1,425,548)      (543,538)    (9,779,951)      (368,278)   (6,768,920)    (588,605)
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............    10,416,476      9,400,022             --      9,024,543            --    6,031,489
                                              ============   ============   ============   ============   ===========  ===========

                                                                                   Janus Aspen              Janus Aspen Global
                                                  Janus Aspen Balanced         Global Life Sciences        Technology Subaccount
                                              Subaccount (Service Shares)   Subaccount (Service Shares)      (Service Shares)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006           2005           2006         2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......       290,418        267,581        157,194        157,392       535,707      279,459
Accumulation units purchased and
   transferred from other funding options ..         9,327         24,239          1,816          6,058       199,091      287,858
Accumulation units redeemed and
   transferred to other funding options ....      (299,745)        (1,402)        (3,438)        (6,256)      (75,602)     (31,610)
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............            --        290,418        155,572        157,194       659,196      535,707
                                              ============   ============   ============   ============   ===========  ===========

                                                 Janus Aspen Worldwide
                                                   Growth Subaccount             Lazard Retirement             LMPVPI All Cap
                                                    (Service Shares)            Small Cap Subaccount        Subaccount (Class I)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006           2005           2006        2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......       164,893        105,866      3,280,019      1,449,438     2,873,516    1,925,216
Accumulation units purchased and
   transferred from other funding options ..         3,522         61,770        365,607      1,931,110       154,965    1,087,885
Accumulation units redeemed and
   transferred to other funding options ....        (5,188)        (2,743)    (3,645,626)      (100,529)     (159,149)    (139,585)
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............       163,227        164,893             --      3,280,019     2,869,332    2,873,516
                                              ============   ============   ============   ============   ===========  ===========

                                                     LMPVPI All Cap              LMPVPI Investors         LMPVPI Large Cap Growth
                                                 Subaccount (Class II)          Subaccount (Class I)        Subaccount (Class I)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006           2005           2006        2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......        22,789             --      1,832,284      1,276,770     2,072,507    1,358,610
Accumulation units purchased and
   transferred from other funding options ..       166,677         22,790        292,625        687,103       234,618      927,436
Accumulation units redeemed and
   transferred to other funding options ....        (1,268)            (1)      (177,235)      (131,589)     (295,034)    (213,539)
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............       188,198         22,789      1,947,674      1,832,284     2,012,091    2,072,507
                                              ============   ============   ============   ============   ===========  ===========

6. Schedules of Accumulation Units
   for the years ended December 31, 2006 and 2005 -- (Continued)

                                                LMPVPI Small Cap Growth         LMPVPI Total Return       LMPVPII Aggressive Growth
                                                  Subaccount (Class I)         Subaccount (Class II)         Subaccount (Class I)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006           2005          2006         2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......     2,879,621      1,598,943      2,171,929      1,124,504     5,529,157    2,209,447
Accumulation units purchased and
   transferred from other funding options ..       471,394      1,404,800      1,371,443      1,150,890       821,206    3,520,718
Accumulation units redeemed and
   transferred to other funding options ....      (481,292)      (124,122)      (229,005)      (103,465)     (692,042)    (201,008)
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............     2,869,723      2,879,621      3,314,367      2,171,929     5,658,321    5,529,157
                                              ============   ============   ============   ============   ===========  ===========

                                                                                                              LMPVPII Growth
                                               LMPVPII Aggressive Growth       LMPVPII Equity Index             and Income
                                                 Subaccount (Class II)         Subaccount (Class II)        Subaccount (Class I)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006           2005          2006         2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......     3,680,636      2,435,391      9,143,966      5,183,183     1,150,610      878,449
Accumulation units purchased and
   transferred from other funding options ..     1,608,782      1,523,287      1,086,227      4,512,427        73,093      307,274
Accumulation units redeemed and
   transferred to other funding options ....      (544,238)      (278,042)    (1,100,298)      (551,644)      (53,677)     (35,113)
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............     4,745,180      3,680,636      9,129,895      9,143,966     1,170,026    1,150,610
                                              ============   ============   ============   ============   ===========  ===========

                                                        LMPVPIII                                             Lord Abbett Growth
                                                 Adjustable Rate Income      LMPVPIII Social Awareness           and Income
                                                       Subaccount                 Stock Subaccount          Subaccount (Class VC)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006           2005           2006         2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......     3,439,397      1,530,979        726,696        266,504     9,338,526    3,180,157
Accumulation units purchased and
   transferred from other funding options ..       989,908      2,492,257        108,865        469,053     1,233,150    6,488,110
Accumulation units redeemed and
   transferred to other funding options ....    (1,534,438)      (583,839)       (19,630)        (8,861)     (639,671)    (329,741)
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............     2,894,867      3,439,397        815,931        726,696     9,932,005    9,338,526
                                              ============   ============   ============   ============   ===========  ===========

                                                                                                             MIST Batterymarch
                                               Lord Abbett Mid-Cap Value                                       Mid-Cap Stock
                                                 Subaccount (Class VC)          Managed Assets Trust        Subaccount (Class A)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006            2005          2006           2005           2006         2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......     8,163,451      3,089,056      4,185,400      1,212,578            --           --
Accumulation units purchased and
   transferred from other funding options ..       816,651      5,489,844       (329,134)     3,153,031     3,363,071           --
Accumulation units redeemed and
   transferred to other funding options ....    (1,289,729)      (415,449)    (3,856,266)      (180,209)     (146,131)          --
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............     7,690,373      8,163,451             --      4,185,400     3,216,940           --
                                              ============   ============   ============   ============   ===========  ===========

6. Schedules of Accumulation Units
   for the years ended December 31, 2006 and 2005 -- (Continued)

                                                                                   MIST BlackRock               MIST Dreman
                                               MIST BlackRock High Yield           Large-Cap Core             Small-Cap Value
                                                  Subaccount (Class A)          Subaccount (Class A)        Subaccount (Class A)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006           2005           2006        2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......            --             --             --             --            --           --
Accumulation units purchased and
   transferred from other funding options ..     4,343,746             --      3,302,279             --       381,716           --
Accumulation units redeemed and
   transferred to other funding options ....      (230,151)            --       (203,035)            --      (106,204)          --

Accumulation units end of year .............     4,113,595             --      3,099,244             --       275,512           --

                                                   MIST Harris Oakmark               MIST Janus           MIST Legg Mason Partners
                                                International Subaccount        Capital Appreciation           Managed Assets
                                                       (Class A)                Subaccount (Class A)        Subaccount (Class A)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006           2005           2006        2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......            --             --             --             --            --           --
Accumulation units purchased and
   transferred from other funding options ..     3,611,302             --      5,762,736             --     3,943,353           --
Accumulation units redeemed and
   transferred to other funding options ....      (288,904)            --       (574,657)            --      (267,906)          --
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............     3,322,398             --      5,188,079             --     3,675,447           --
                                              ============   ============   ============   ============   ===========  ===========

                                                  MIST Lord Abbett Bond             MIST Lord                 MIST Lord Abbett
                                                  Debenture Subaccount           Abbett Growth and             Mid-Cap Value
                                                       (Class A)            Income Subaccount (Class B)     Subaccount (Class B)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006           2005          2006         2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......            --             --             --             --            --           --
Accumulation units purchased and
   transferred from other funding options ..     3,433,474             --     14,993,449             --       108,274           --
Accumulation units redeemed and
   transferred to other funding options ....      (287,313)            --       (717,896)            --        (8,605)          --
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............     3,146,161             --     14,275,553             --        99,669           --
                                              ============   ============   ============   ============   ===========  ===========

                                                  MIST Met/AIM Capital              MIST Met/AIM
                                                Appreciation Subaccount           Small Cap Growth           MIST MFS(R) Value
                                                       (Class A)                Subaccount (Class A)        Subaccount (Class A)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006           2005           2006         2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......            --             --             --             --            --           --
Accumulation units purchased and
   transferred from other funding options ..     2,139,092             --        154,551             --     6,289,699           --
Accumulation units redeemed and
   transferred to other funding options ....      (123,646)            --         (3,300)            --      (445,102)          --
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............     2,015,446             --        151,251             --     5,844,597           --
                                              ============   ============   ============   ============   ===========  ===========

6. Schedules of Accumulation Units
   for the years ended December 31, 2006 and 2005 -- (Continued)

                                                    MIST Neuberger                MIST Oppenheimer
                                                  Berman Real Estate            Capital Appreciation         MIST Pioneer Fund
                                                 Subaccount (Class A)           Subaccount (Class B)        Subaccount (Class A)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006           2005           2006        2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......            --             --             --             --            --           --
Accumulation units purchased and
   transferred from other funding options ..    16,175,653             --      6,236,033             --       936,567           --
Accumulation units redeemed and
   transferred to other funding options ....    (1,469,298)            --       (652,075)            --       (21,407)          --
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............    14,706,355             --      5,583,958             --       915,160           --
                                              ============   ============   ============   ============   ===========  ===========

                                                     MIST Pioneer                  MIST Pioneer              MIST Third Avenue
                                                     Mid-Cap Value               Strategic Income              Small Cap Value
                                                  Subaccount (Class A)          Subaccount (Class A)         Subaccount (Class B)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006           2005           2006         2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......            --             --             --             --            --           --
Accumulation units purchased and
   transferred from other funding options ..       444,589             --      8,557,312             --    12,210,404           --
Accumulation units redeemed and
   transferred to other funding options ....       (41,585)            --       (590,447)            --      (417,542)          --
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............       403,004             --      7,966,865             --    11,792,862           --
                                              ============   ============   ============   ============   ===========  ===========

                                                     MSF BlackRock                 MSF BlackRock                MSF BlackRock
                                                   Aggressive Growth                Bond Income                  Money Market
                                                  Subaccount (Class D)          Subaccount (Class A)         Subaccount (Class A)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006           2005           2006         2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......            --             --             --             --            --           --
Accumulation units purchased and
   transferred from other funding options ..     3,578,209             --      8,462,148             --    34,590,620           --
Accumulation units redeemed and
   transferred to other funding options ....      (165,024)            --       (663,450)            --   (12,059,385)          --
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............     3,413,185             --      7,798,698             --    22,531,235           --
                                              ============   ============   ============   ============   ===========  ===========

                                                                                                                MSF MetLife
                                                   MSF FI Large Cap             MSF FI Value Leaders       Aggressive Allocation
                                                  Subaccount (Class A)          Subaccount (Class D)        Subaccount (Class B)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006           2005           2006        2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......            --             --             --             --            --           --
Accumulation units purchased and
   transferred from other funding options ..     3,952,303             --      8,124,164             --     1,713,712           --
Accumulation units redeemed and
   transferred to other funding options ....      (183,836)            --       (318,389)            --      (137,048)          --
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............     3,768,467             --      7,805,775             --     1,576,664           --
                                              ============   ============   ============   ============   ===========  ===========

6. Schedules of Accumulation Units
   for the years ended December 31, 2006 and 2005 -- (Continued)

                                                MSF MetLife Conservative      MSF MetLife Conservative      MSF MetLife Moderate
                                                 Allocation Subaccount         to Moderate Allocation       Allocation Subaccount
                                                       (Class B)                Subaccount (Class B)              (Class B)
                                              ---------------------------   ---------------------------  --------------------------
                                                  2006           2005           2006           2005          2006           2005
                                              ------------   ------------   ------------   ------------  -----------    -----------
Accumulation units beginning of year .......            --             --             --             --           --             --
Accumulation units purchased and
   transferred from other funding options ..     2,641,429             --      1,952,711             --   11,263,109             --
Accumulation units redeemed and
   transferred to other funding options ....       (48,887)            --        (99,700)            --     (680,643)            --
                                              ------------   ------------   ------------   ------------  -----------    -----------
Accumulation units end of year .............     2,592,542             --      1,853,011             --   10,582,466             --
                                              ============   ============   ============   ============  ===========    ===========

                                                MSF MetLife Moderate to
                                                 Aggressive Allocation        MSF MFS(R) Total Return      MSF MFS(R) Total Return
                                                  Subaccount (Class B)          Subaccount (Class B)        Subaccount (Class F)
                                              ---------------------------   ---------------------------  --------------------------
                                                  2006           2005           2006           2005          2006           2005
                                              ------------   ------------   ------------   ------------  -----------    -----------
Accumulation units beginning of year .......            --             --             --             --           --             --
Accumulation units purchased and
   transferred from other funding options ..     7,282,341             --      4,242,002             --   27,356,393             --
Accumulation units redeemed and
   transferred to other funding options ....      (573,784)            --       (312,724)            --   (1,633,580)            --
                                              ------------   ------------   ------------   ------------  -----------    -----------
Accumulation units end of year .............     6,708,557             --      3,929,278             --   25,722,813             --
                                              ============   ============   ============   ============  ===========    ===========

                                                    MSF Oppenheimer              MSF T. Rowe Price           MSF Western Asset
                                                     Global Equity                Large Cap Growth         Management High Yield
                                                  Subaccount (Class B)          Subaccount (Class B)      Bond Subaccount (Class A)
                                              ---------------------------   ---------------------------  --------------------------
                                                  2006           2005           2006           2005          2006           2005
                                              ------------   ------------   ------------   ------------  -----------    -----------
Accumulation units beginning of year .......            --             --             --             --           --             --
Accumulation units purchased and
   transferred from other funding options ..    36,311,128             --      2,635,279             --    6,932,418             --
Accumulation units redeemed and
   transferred to other funding options ....    (2,831,431)            --       (270,265)            --     (555,491)            --
                                              ------------   ------------   ------------   ------------  -----------    -----------
Accumulation units end of year .............    33,479,697             --      2,365,014             --    6,376,927             --
                                              ============   ============   ============   ============  ===========    ===========

                                                   MSF Western Asset                                        Oppenheimer Capital
                                               Management U.S. Government                                Appreciation Subaccount/VA
                                                 Subaccount (Class A)         Money Market Subaccount       (Service Shares)
                                              ---------------------------   ---------------------------  --------------------------
                                                  2006           2005           2006           2005          2006           2005
                                              ------------   ------------   ------------   ------------  -----------    -----------
Accumulation units beginning of year .......            --             --     16,102,438      9,637,110    3,468,322      2,014,984
Accumulation units purchased and
   transferred from other funding options ..     6,558,211             --      2,450,139     20,018,727      498,717      1,841,240
Accumulation units redeemed and
   transferred to other funding options ....      (640,537)            --    (18,552,577)   (13,553,399)  (3,967,039)      (387,902)
                                              ------------   ------------   ------------   ------------  -----------    -----------
Accumulation units end of year .............     5,917,674             --             --     16,102,438           --      3,468,322
                                              ============   ============   ============   ============  ===========    ===========

6. Schedules of Accumulation Units
   for the years ended December 31, 2006 and 2005 -- (Continued)

                                                   Oppenheimer Global             Oppenheimer Main             PIMCO VIT Real
                                               Securities Subaccount/VA         Street/VA Subaccount         Return Subaccount
                                                    (Service Shares)              (Service Shares)         (Administrative Class)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006           2005           2006         2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......     4,683,637      2,417,620      4,395,866      1,459,901     9,966,865    4,188,378
Accumulation units purchased and
   transferred from other funding options ..       646,595      2,515,761        419,136      3,076,683     1,820,158    6,491,712
Accumulation units redeemed and
   transferred to other funding options ....    (5,330,232)      (249,744)    (4,815,002)      (140,718)   (1,447,212)    (713,225)
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............            --      4,683,637             --      4,395,866    10,339,811    9,966,865
                                              ============   ============   ============   ============   ===========  ===========

                                                    PIMCO VIT Total               Pioneer America           Pioneer AmPac Growth
                                                   Return Subaccount           Income VCT Subaccount           VCT Subaccount
                                                (Administrative Class)              (Class II)                   (Class II)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006          2005           2006           2005           2006         2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......    22,715,127      8,551,893      7,378,651      3,712,114       683,945      475,790
Accumulation units purchased and
   transferred from other funding options ..     3,933,547     15,140,362      3,095,937      4,232,445       130,469      329,102
Accumulation units redeemed and
   transferred to other funding options ....    (2,022,541)      (977,128)    (2,036,067)      (565,908)     (814,414)    (120,947)
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............    24,626,133     22,715,127      8,438,521      7,378,651            --      683,945
                                              ============   ============   ============   ============   ===========  ===========

                                                                                   Pioneer Cullen         Pioneer Emerging Markets
                                                 Pioneer Balanced VCT           Value VCT Subaccount           VCT Subaccount
                                                 Subaccount (Class II)               (Class II)                 (Class II)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006          2005            2006        2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......     4,194,506      2,313,769      1,317,687             --     2,673,916    1,556,543
Accumulation units purchased and
   transferred from other funding options ..     2,059,812      2,040,208      3,347,734      1,344,276     1,638,593    1,400,303
Accumulation units redeemed and
   transferred to other funding options ....    (6,254,318)      (159,471)      (368,215)       (26,589)     (639,973)    (282,930)
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............            --      4,194,506      4,297,206      1,317,687     3,672,536    2,673,916
                                              ============   ============   ============   ============   ===========  ===========

                                                                                 Pioneer Equity
                                               Pioneer Equity Income VCT         Opportunity VCT             Pioneer Europe VCT
                                                 Subaccount (Class II)         Subaccount (Class II)        Subaccount (Class II)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006          2005           2006           2005          2006          2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......     5,593,506      3,021,432         29,930             --       423,101      220,212
Accumulation units purchased and
   transferred from other funding options ..     2,656,143      3,042,929        145,078         34,589       392,639      260,253
Accumulation units redeemed and
   transferred to other funding options ....    (1,152,421)      (470,855)       (17,088)        (4,659)     (815,740)     (57,364)
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............     7,097,228      5,593,506        157,920         29,930            --      423,101
                                              ============   ============   ============   ============   ===========  ===========

6. Schedules of Accumulation Units
   for the years ended December 31, 2006 and 2005 -- (Continued)

                                                                                  Pioneer Global                  Pioneer
                                                   Pioneer Fund VCT               High Yield VCT              Growth Shares VCT
                                                 Subaccount (Class II)         Subaccount (Class II)        Subaccount (Class II)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006           2005           2006         2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......     5,875,325      3,497,042        670,475             --     1,184,218      799,484
Accumulation units purchased and
   transferred from other funding options ..     1,441,436      2,641,655      2,877,657        688,657       343,955      435,436
Accumulation units redeemed and
   transferred to other funding options ....      (741,770)      (263,372)      (453,496)       (18,182)     (138,219)     (50,702)
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............     6,574,991      5,875,325      3,094,636        670,475     1,389,954    1,184,218
                                              ============   ============   ============   ============   ===========  ===========

                                                                                 Pioneer Ibbotson             Pioneer Ibbotson
                                                Pioneer High Yield VCT       Aggressive Allocation VCT      Growth Allocation VCT
                                                 Subaccount (Class II)          Subaccount (Class II)       Subaccount (Class II)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006           2005           2006         2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......     8,125,948      6,312,128      1,079,371             --     4,438,944           --
Accumulation units purchased and
   transferred from other funding options ..     6,964,538      5,835,429      2,604,253      1,084,581    52,273,408    4,444,919
Accumulation units redeemed and
   transferred to other funding options ....    (3,351,319)    (4,021,609)       (46,952)        (5,210)   (1,184,105)      (5,975)
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............    11,739,167      8,125,948      3,636,672      1,079,371    55,528,247    4,438,944
                                              ============   ============   ============   ============   ===========  ===========

                                               Pioneer Ibbotson Moderate    Pioneer International Value     Pioneer Mid Cap Value
                                               Allocation VCT Subaccount            VCT Subaccount              VCT Subaccount
                                                       (Class II)                    (Class II)                  (Class II)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006           2005           2006         2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......     4,662,565             --        873,269        503,966     5,101,198    2,608,568
Accumulation units purchased and
   transferred from other funding options ..    29,480,619      4,702,473      1,498,574        441,624     1,997,504    2,705,657
Accumulation units redeemed and
   transferred to other funding options ....      (645,488)       (39,908)      (137,841)       (72,321)   (1,120,945)    (213,027)
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............    33,497,696      4,662,565      2,234,002        873,269     5,977,757    5,101,198
                                              ============   ============   ============   ============   ===========  ===========

                                                   Pioneer Oak Ridge            Pioneer Real Estate           Pioneer Small and
                                                  Large Cap Growth VCT              Shares VCT               Mid Cap Growth VCT
                                                  Subaccount (Class II)        Subaccount (Class II)        Subaccount (Class II)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006           2005           2006         2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......     3,981,959      1,455,374      3,539,719      1,875,241     1,574,787      793,531
Accumulation units purchased and
   transferred from other funding options ..     1,981,145      2,683,328      1,711,288      2,204,557       467,306      857,266
Accumulation units redeemed and
   transferred to other funding options ....    (1,067,236)      (156,743)      (714,185)      (540,079)      (83,664)     (76,010)
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............     4,895,868      3,981,959      4,536,822      3,539,719     1,958,429    1,574,787
                                              ============   ============   ============   ============   ===========  ===========

6. Schedules of Accumulation Units
   for the years ended December 31, 2006 and 2005 -- (Continued)

                                                   Pioneer Small Cap           Pioneer Small Company      Pioneer Strategic Income
                                                  Value VCT Subaccount             VCT Subaccount              VCT Subaccount
                                                      (Class II)                    (Class II)                   (Class II)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006           2005           2006         2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......     2,736,236      1,454,987        540,967        229,480    13,239,389    7,012,916
Accumulation units purchased and
   transferred from other funding options ..     2,141,083      1,362,459        100,235        350,296     4,938,561    7,168,776
Accumulation units redeemed and
   transferred to other funding options ....      (649,677)       (81,210)      (641,202)       (38,809)   (2,201,347)    (942,303)
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............     4,227,642      2,736,236             --        540,967    15,976,603   13,239,389
                                              ============   ============   ============   ============   ===========  ===========

                                                                              Putnam VT International       Putnam VT Small Cap
                                                   Pioneer Value VCT             Equity Subaccount            Value Subaccount
                                                 Subaccount (Class II)             (Class IB)                    (Class IB)
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006           2005           2006        2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......     3,810,379      2,559,469        377,849        326,931     7,438,554    3,521,775
Accumulation units purchased and
   transferred from other funding options ..       790,341      1,544,976         26,406         79,205       968,543    4,960,613
Accumulation units redeemed and
   transferred to other funding options ....      (455,063)      (294,066)       (48,327)       (28,287)     (818,162)  (1,043,834)
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............     4,145,657      3,810,379        355,928        377,849     7,588,935    7,438,554
                                              ============   ============   ============   ============   ===========  ===========

                                                     Travelers AIM                   Travelers              Travelers Disciplined
                                                 Capital Appreciation          Convertible Securities          Mid Cap Stock
                                                      Subaccount                    Subaccount                   Subaccount
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006           2005           2006        2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......     1,943,598        930,937      2,657,850      1,846,199     3,130,127    1,829,112
Accumulation units purchased and
   transferred from other funding options ..       168,829      1,143,039         98,494      1,153,414       189,199    1,455,663
Accumulation units redeemed and
   transferred to other funding options ....    (2,112,427)      (130,378)    (2,756,344)      (341,763)   (3,319,326)    (154,648)
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............            --      1,943,598             --      2,657,850            --    3,130,127
                                              ============   ============   ============   ============   ===========  ===========

                                                                                Travelers Federated
                                                Travelers Equity Income              High Yield              Travelers Federated
                                                      Subaccount                     Subaccount                Stock Subaccount
                                              ---------------------------   ---------------------------   ------------------------
                                                  2006           2005           2006           2005           2006         2005
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units beginning of year .......     7,511,213      3,428,226      4,166,669      2,440,188       536,810      350,328
Accumulation units purchased and
   transferred from other funding options ..       425,315      4,252,261        139,836      2,091,408         2,752      244,468
Accumulation units redeemed and
   transferred to other funding options ....    (7,936,528)      (169,274)    (4,306,505)      (364,927)     (539,562)     (57,986)
                                              ------------   ------------   ------------   ------------   -----------  -----------
Accumulation units end of year .............            --      7,511,213             --      4,166,669            --      536,810
                                              ============   ============   ============   ============   ===========  ===========

6. Schedules of Accumulation Units
   for the years ended December 31, 2006 and 2005 -- (Continued)

                                                                       Travelers Managed Allocation   Travelers Managed Allocation
                                              Travelers Large Cap            Series: Aggressive            Series: Conservative
                                                  Subaccount                     Subaccount                     Subaccount
                                            ------------------------   ----------------------------   -----------------------------
                                               2006          2005          2006             2005          2006              2005
                                            ----------    ----------   ------------      ----------   -----------       -----------
Accumulation units beginning of year .....   3,157,887     1,050,600        947,706              --       974,390                --
Accumulation units purchased and
   transferred from other funding
   options ...............................      11,269     2,157,162        428,140         964,827       414,063         1,239,631
Accumulation units redeemed and
   transferred to other funding
   options ...............................  (3,169,156)      (49,875)    (1,375,846)        (17,121)   (1,388,453)         (265,241)
                                            ----------    ----------   ------------      ----------   -----------       -----------
Accumulation units end of year ...........          --     3,157,887             --         947,706            --           974,390
                                            ==========    ==========   ============      ==========   ===========       ===========

                                                Travelers Managed      Travelers Managed Allocation   Travelers Managed Allocation
                                               Allocation Series:       Series: Moderate-Aggressive   Series: Moderate-Conservative
                                               Moderate Subaccount              Subaccount                     Subaccount
                                            ------------------------   ----------------------------   -----------------------------
                                               2006          2005          2006             2005          2006              2005
                                            ----------    ----------   ------------      ----------   -----------       -----------
Accumulation units beginning of year .....   7,583,581            --      4,606,711              --       853,405                --
Accumulation units purchased and
   transferred from other funding
   options ...............................   1,603,091     8,127,466      1,071,660       4,768,069       489,959           881,683
Accumulation units redeemed and
   transferred to other funding
   options ...............................  (9,186,672)     (543,885)    (5,678,371)       (161,358)   (1,343,364)          (28,278)
                                            ----------    ----------   ------------      ----------   -----------       -----------
Accumulation units end of year ...........          --     7,583,581             --       4,606,711            --           853,405
                                            ==========    ==========   ============      ==========   ===========       ===========

                                                Travelers Mercury            Travelers MFS(R)
                                                 Large Cap Core               Mid Cap Growth          Travelers MFS(R) Total Return
                                                   Subaccount                   Subaccount                      Subaccount
                                            ------------------------   ----------------------------   -----------------------------
                                               2006          2005          2006             2005          2006              2005
                                            ----------    ----------   ------------      ----------   -----------       -----------
Accumulation units beginning of year .....   2,885,629     1,023,626      3,301,089       1,205,168    24,147,390        10,054,816
Accumulation units purchased and
   transferred from other funding
   options ...............................     347,093     2,082,556        191,292       2,260,146     1,759,276        15,748,437
Accumulation units redeemed and
   transferred to other funding
   options ...............................  (3,232,722)     (220,553)    (3,492,381)       (164,225)  (25,906,666)       (1,655,863)
                                            ----------    ----------   ------------      ----------   -----------       -----------
Accumulation units end of year ...........          --     2,885,629             --       3,301,089            --        24,147,390
                                            ==========    ==========   ============      ==========   ===========       ===========

                                                                            Travelers Mondrian
                                             Travelers MFS(R) Value         International Stock           Travelers Pioneer Fund
                                                   Subaccount                    Subaccount                     Subaccount
                                            ------------------------   ----------------------------   -----------------------------
                                               2006          2005          2006             2005          2006              2005
                                            ----------    ----------   ------------      ----------   -----------       -----------
Accumulation units beginning of year .....   5,152,197     1,346,620      2,658,383       1,108,581       916,952           288,358
Accumulation units purchased and
   transferred from other funding
   options ...............................     476,717     3,912,270        261,220       1,623,359        30,926           637,854
Accumulation units redeemed and
   transferred to other funding
   options ...............................  (5,628,914)     (106,693)    (2,919,603)        (73,557)     (947,878)           (9,260)
                                            ----------    ----------   ------------      ----------   -----------       -----------
Accumulation units end of year ...........          --     5,152,197             --       2,658,383            --           916,952
                                            ==========    ==========   ============      ==========   ===========       ===========

                  NOTES TO FINANCIAL STATEMENTS -- (Concluded)

6. Schedules of Accumulation Units
   for the years ended December 31, 2006 and 2005 -- (Concluded)

                                                Travelers Pioneer            Travelers Pioneer
                                                  Mid Cap Value              Strategic Income             Travelers Quality Bond
                                                   Subaccount                   Subaccount                      Subaccount
                                            ------------------------   ----------------------------   -----------------------------
                                               2006          2005          2006             2005          2006              2005
                                            ----------    ----------   ------------      ----------   -----------       -----------
Accumulation units beginning of year .....     301,088            --      6,943,972       2,089,366     7,278,370         4,638,267
Accumulation units purchased and
   transferred from other funding
   options ...............................      35,250       309,999        894,815       5,404,002       731,555         3,534,864
Accumulation units redeemed and
   transferred to other funding
   options ...............................    (336,338)       (8,911)    (7,838,787)       (549,396)   (8,009,925)         (894,761)
                                            ----------    ----------   ------------      ----------   -----------       -----------
Accumulation units end of year ...........          --       301,088             --       6,943,972            --         7,278,370
                                            ==========    ==========   ============      ==========   ===========       ===========

                                                                           Travelers Style Focus          Travelers Style Focus
                                               Travelers Strategic       Series: Small Cap Growth        Series: Small Cap Value
                                                Equity Subaccount               Subaccount                      Subaccount
                                            ------------------------   ----------------------------   -----------------------------
                                               2006          2005          2006             2005          2006              2005
                                            ----------    ----------   ------------      ----------   -----------       -----------
Accumulation units beginning of year .....     684,861       338,000         77,933              --        69,503                --
Accumulation units purchased and
   transferred from other funding
   options ...............................      37,374       400,671         17,420          81,757        35,044            76,643
Accumulation units redeemed and
   transferred to other funding
   options ...............................    (722,235)      (53,810)       (95,353)         (3,824)     (104,547)           (7,140)
                                            ----------    ----------   ------------      ----------   -----------       -----------
Accumulation units end of year ...........          --       684,861             --          77,933            --            69,503
                                            ==========    ==========   ============      ==========   ===========       ===========

                                                 Travelers U.S.
                                              Government Securities       Van Kampen LIT Comstock       Van Kampen LIT Enterprise
                                                   Subaccount              Subaccount (Class II)          Subaccount (Class II)
                                            ------------------------   ----------------------------   -----------------------------
                                               2006          2005          2006             2005          2006              2005
                                            ----------    ----------   ------------      ----------   -----------       -----------
Accumulation units beginning of year .....   5,718,547     1,566,411      9,419,284       3,432,528       128,454           125,581
Accumulation units purchased and
   transferred from other funding
   options ...............................     345,527     4,391,043        829,323       6,335,386         4,219             5,674
Accumulation units redeemed and
   transferred to other funding
   options ...............................  (6,064,074)     (238,907)    (1,068,452)       (348,630)       (2,440)           (2,801)
                                            ----------    ----------   ------------      ----------   -----------       -----------
Accumulation units end of year ...........          --     5,718,547      9,180,155       9,419,284       130,233           128,454
                                            ==========    ==========   ============      ==========   ===========       ===========

                                                VIP Contrafund(R)           VIP Dynamic Capital
                                                    Subaccount            Appreciation Subaccount        VIP Mid Cap Subaccount
                                                (Service Class 2)            (Service Class 2)              (Service Class 2)
                                            ------------------------   ----------------------------   -----------------------------
                                               2006          2005          2006             2005          2006              2005
                                            ----------    ----------   ------------      ----------   -----------       -----------
Accumulation units beginning of year .....  11,558,934     4,081,573      1,019,630         386,913    12,661,865         4,743,534
Accumulation units purchased and
   transferred from other funding
   options ...............................   2,663,803     8,028,968        183,819         650,138     2,294,370         8,557,516
Accumulation units redeemed and
   transferred to other funding
   options ...............................    (946,354)     (551,607)      (215,810)        (17,421)   (1,287,631)         (639,185)
                                            ----------    ----------   ------------      ----------   -----------       -----------
Accumulation units end of year ...........  13,276,383    11,558,934        987,639       1,019,630    13,668,604        12,661,865
                                            ==========    ==========   ============      ==========   ===========       ===========

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of MetLife Insurance Company of Connecticut:

     We have audited the accompanying consolidated balance sheets of MetLife Insurance Company of Connecticut ("MetLife Connecticut") (formerly known as "The Travelers Insurance Company") and its subsidiaries (collectively the "Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 2006. Our audits also included the financial statement schedules listed in the Index to Consolidated Financial Statements and Schedules. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedules based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of MetLife Insurance Company of Connecticut and its subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

     As described in Notes 1 and 3 to the consolidated financials statements, on October 11, 2006, MetLife Connecticut entered into a Transfer Agreement with MetLife Investors Group, Inc. ("MLIG"), both subsidiaries of MetLife, Inc. ("MetLife"), pursuant to which MetLife Connecticut acquired all of the stock of MetLife Investors USA Insurance Company ("MLI-USA") from MLIG. As the transaction was between entities under common control, the transaction was recorded and accounted for in a manner similar to a pooling-of-interests from July 1, 2005 (the "Acquisition Date"); further, as MLI-USA has been controlled by MetLife for longer than MetLife Connecticut, all amounts reported for periods prior to the Acquisition Date are those of MLI-USA.


/S/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
New York, New York
March 30, 2007

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2006 AND 2005

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)



                                                                   2006       2005
                                                                 --------   --------


ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $48,406 and $53,231,
     respectively).............................................  $ 47,846   $ 52,589
  Trading securities, at fair value (cost: $0 and $457,
     respectively).............................................        --        452
  Equity securities available-for-sale, at estimated fair value
     (cost: $777 and $424, respectively).......................       795        421
  Mortgage and consumer loans..................................     3,595      2,543
  Policy loans.................................................       918        916
  Real estate and real estate joint ventures held-for-
     investment................................................       173         91
  Real estate held-for-sale....................................         7          5
  Other limited partnership interests..........................     1,082      1,252
  Short-term investments.......................................       777      1,769
  Other invested assets........................................     1,241      1,057
                                                                 --------   --------
     Total investments.........................................    56,434     61,095
Cash and cash equivalents......................................       649        571
Accrued investment income......................................       597        602
Premiums and other receivables.................................     8,410      7,008
Deferred policy acquisition costs and value of business
  acquired.....................................................     5,111      4,914
Current income tax recoverable.................................        94         48
Deferred income tax assets.....................................     1,007      1,120
Goodwill.......................................................       953        924
Other assets...................................................       765        442
Separate account assets........................................    50,067     44,524
                                                                 --------   --------
     Total assets..............................................  $124,087   $121,248
                                                                 ========   ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Future policy benefits.......................................  $ 19,654   $ 18,344
  Policyholder account balances................................    35,099     37,840
  Other policyholder funds.....................................     1,513      1,293
  Long-term debt -- affiliated.................................       435        435
  Payables for collateral under securities loaned and other
     transactions..............................................     9,155      9,737
  Other liabilities............................................       749      1,642
  Separate account liabilities.................................    50,067     44,524
                                                                 --------   --------
     Total liabilities.........................................   116,672    113,815
                                                                 --------   --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 12)
Stockholders' Equity:
  Common stock, par value $2.50 per share; 40,000,000 shares authorized; 34,595,317 shares issued and outstanding at
     December 31, 2006 and 2005................................        86         86
  Additional paid-in capital...................................     7,123      7,180
  Retained earnings............................................       520        581
  Accumulated other comprehensive income (loss)................      (314)      (414)
                                                                 --------   --------
     Total stockholders' equity................................     7,415      7,433
                                                                 --------   --------
     Total liabilities and stockholders' equity................  $124,087   $121,248
                                                                 ========   ========




          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)



                                                              2006     2005    2004
                                                             ------   ------   ----


REVENUES
Premiums...................................................  $  308   $  281   $  9
Universal life and investment-type product policy fees.....   1,268      862    159
Net investment income......................................   2,839    1,438    207
Other revenues.............................................     212      132     26
Net investment gains (losses)..............................    (521)    (198)    (9)
                                                             ------   ------   ----
  Total revenues...........................................   4,106    2,515    392
                                                             ------   ------   ----
EXPENSES
Policyholder benefits and claims...........................     792      570     18
Interest credited to policyholder account balances.........   1,316      720    153
Other expenses.............................................   1,173      678    179
                                                             ------   ------   ----
  Total expenses...........................................   3,281    1,968    350
                                                             ------   ------   ----
Income before provision for income tax.....................     825      547     42
Provision for income tax...................................     228      156     17
                                                             ------   ------   ----
Income before cumulative effect of a change in accounting,
  net of income tax........................................     597      391     25
Cumulative effect of a change in accounting, net of income
  tax......................................................      --       --      2
                                                             ------   ------   ----
Net income.................................................  $  597   $  391   $ 27
                                                             ======   ======   ====




          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)



                                                                               ACCUMULATED OTHER
                                                                          COMPREHENSIVE INCOME (LOSS)
                                                                          ---------------------------
                                                                                NET         FOREIGN
                                                    ADDITIONAL              UNREALIZED      CURRENCY
                                            COMMON    PAID-IN   RETAINED    INVESTMENT    TRANSLATION
                                             STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)   ADJUSTMENT   TOTAL
                                            ------  ----------  --------  --------------  -----------  ------


BALANCE AT JANUARY 1, 2004 (NOTE 3).......    $11     $  171      $ 163        $  32          $--      $  377
Capital contribution from MetLife
  Investors Group, Inc. ..................               300                                              300
Comprehensive income (loss):
  Net income..............................                           27                                    27
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments,  net of
       income tax.........................                                        (2)                      (2)
                                                                                                       ------
     Other comprehensive income (loss)....                                                                 (2)
                                                                                                       ------
  Comprehensive income (loss).............                                                                 25
                                              ---     ------      -----        -----          ---      ------
BALANCE AT DECEMBER 31, 2004..............     11        471        190           30           --         702
MetLife Insurance Company of Connecticut's
  common stock purchased by MetLife, Inc.
  (Notes 2 and 3).........................     75      6,709                                            6,784
Comprehensive income (loss):
  Net income..............................                          391                                   391
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments,  net of
       income tax.........................                                        (1)                      (1)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                      (445)                    (445)
     Foreign currency translation
       adjustments........................                                                      2           2
                                                                                                       ------
     Other comprehensive income (loss)....                                                               (444)
                                                                                                       ------
  Comprehensive income (loss).............                                                                (53)
                                              ---     ------      -----        -----          ---      ------
BALANCE AT DECEMBER 31, 2005..............     86      7,180        581         (416)           2       7,433
Revisions of purchase price pushed down to
  MetLife Insurance Company of
  Connecticut's net assets acquired (Note
  2)......................................                40                                               40
Dividend paid to MetLife, Inc. ...........              (259)      (658)                                 (917)
Capital contribution of intangible assets
  from MetLife,  Inc., net of income tax
  (Notes 8 and 14)........................               162                                              162
Comprehensive income (loss):
  Net income..............................                          597                                   597
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments,  net of
       income tax.........................                                        (5)                      (5)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                       107                      107
     Foreign currency translation
       adjustments, net of  income tax....                                                     (2)         (2)
                                                                                                       ------
     Other comprehensive income (loss)....                                                                100
                                                                                                       ------
  Comprehensive income (loss).............                                                                697
                                              ---     ------      -----        -----          ---      ------
BALANCE AT DECEMBER 31, 2006..............    $86     $7,123      $ 520        $(314)         $--      $7,415
                                              ===     ======      =====        =====          ===      ======




          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)



                                                                   2006       2005       2004
                                                                 --------   --------   -------


CASH FLOWS FROM OPERATING ACTIVITIES
Net Income....................................................   $    597   $    391   $    27
Adjustments to reconcile net income to net cash provided by
  operating activities:
     Depreciation and amortization expenses...................          6          4        --
     Amortization of premiums and accretion of discounts
       associated with investments, net.......................         74        112        21
     (Gains) losses from sales of investments and businesses,
       net....................................................        521        198         9
     Equity earnings of real estate joint ventures and other
       limited partnership interests..........................        (83)       (19)       --
     Interest credited to policyholder account balances.......      1,316        720       153
     Universal life and investment-type product policy fees...     (1,268)      (862)     (159)
     Change in accrued investment income......................          2        (68)       --
     Change in premiums and other receivables.................       (509)      (415)   (1,108)
     Change in deferred policy acquisition costs, net.........       (234)      (211)     (165)
     Change in insurance-related liabilities..................        234        812        17
     Change in trading securities.............................        (43)       103        --
     Change in income tax payable.............................        156        298        --
     Change in income tax recoverable.........................         --         --       (29)
     Change in other assets...................................        586        574       140
     Change in other liabilities..............................       (351)      (876)     (106)
     Other, net...............................................         --          2        --
                                                                 --------   --------   -------
Net cash provided by (used in) operating activities...........      1,004        763    (1,200)
                                                                 --------   --------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities................................     27,706     24,008     1,521
     Equity securities........................................        218        221         2
     Mortgage and consumer loans..............................      1,034        748        72
     Real estate and real estate joint ventures...............        126         65        --
     Other limited partnership interests......................        762        173        --
  Purchases of:
     Fixed maturity securities................................    (23,840)   (32,850)   (1,482)
     Equity securities........................................       (109)        --        --
     Mortgage and consumer loans..............................     (2,092)      (500)      (42)
     Real estate and real estate joint ventures...............        (56)       (13)       --
     Other limited partnership interests......................       (343)      (330)       --
  Net change in policy loans..................................         (2)         3        --
  Net change in short-term investments........................        991        599         7
  Net change in other invested assets.........................       (316)       233         1
  Other, net..................................................          1          3        --
                                                                 --------   --------   -------
Net cash provided by (used in) investing activities...........      4,080     (7,640)       79
                                                                 --------   --------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.................................................      8,185     11,230     4,541
     Withdrawals..............................................    (11,637)   (12,369)   (3,898)
  Net change in payables for collateral under securities
     loaned and other transactions............................       (582)     7,675       122
  Long-term debt issued.......................................         --        400        --
  Dividends on common stock...................................       (917)        --        --
  Capital contribution from MetLife Investors Group, Inc. ....         --         --       300
  Contribution of MetLife Insurance Company of Connecticut
     from MetLife, Inc., net of cash received  of $0, $443 and
     $0, respectively.........................................         --        443        --
  Other, net..................................................        (55)       (75)       --
                                                                 --------   --------   -------
Net cash (used in) provided by financing activities...........     (5,006)     7,304     1,065
                                                                 --------   --------   -------
Change in cash and cash equivalents...........................         78        427       (56)
Cash and cash equivalents, beginning of year..................        571        144       200
                                                                 --------   --------   -------
CASH AND CASH EQUIVALENTS, END OF YEAR........................   $    649   $    571   $   144
                                                                 ========   ========   =======

Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Interest.................................................   $     31   $     18   $     2
                                                                 ========   ========   =======
     Income tax...............................................   $     81   $     87   $    (2)
                                                                 ========   ========   =======
  Non-cash transactions during the year:
     Net assets of MetLife Insurance Company of Connecticut
       acquired by MetLife, Inc. and contributed to MLI-USA
       net of cash received of $443 million...................   $     --   $  6,341   $    --
                                                                 ========   ========   =======
     Contribution of other intangible assets, net of deferred
       income tax.............................................   $    162   $     --   $   --
                                                                 ========   ========   =======
     Contribution of goodwill from MetLife, Inc. .............   $     29   $     --   $    --
                                                                 ========   ========   =======




--------
See Note 2 for further discussion of the net assets of MetLife Insurance Company of Connecticut acquired by MetLife, Inc. and contributed to MLI-USA.
See Note 19 for non-cash reinsurance transactions.

          See accompanying notes to consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     "MICC" or the "Company" refers to MetLife Insurance Company of Connecticut (formerly, The Travelers Insurance Company), a Connecticut corporation incorporated in 1863 ("MetLife Connecticut"), and its subsidiaries, including MetLife Life and Annuity Company of Connecticut ("MLAC", formerly The Travelers Life and Annuity Company) and MetLife Investors USA Insurance Company ("MLI-USA"). The Company is a subsidiary of MetLife, Inc. ("MetLife"). The Company offers individual annuities, individual life insurance, and institutional protection and asset accumulation products.

     On July 1, 2005 (the "Acquisition Date"), MetLife Connecticut became a wholly-owned subsidiary of MetLife. MetLife Connecticut, together with substantially all of Citigroup Inc.'s ("Citigroup") international insurance businesses, excluding Primerica Life Insurance Company and its subsidiaries ("Primerica") (collectively, "Travelers"), were acquired by MetLife from Citigroup (the "Acquisition") for $12.1 billion. See Note 2 for further information on the Acquisition.

     On October 11, 2006, MetLife transferred MLI-USA to MetLife Connecticut. See Note 3.

     On February 14, 2006, a Certificate of Amendment was filed with the State of Connecticut Office of the Secretary of the State changing the name of The Travelers Insurance Company to MetLife Insurance Company of Connecticut, effective May 1, 2006.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of
(i) MLI-USA and effective July 1, 2005, MetLife Connecticut and its subsidiaries (See Notes 2 and 3); (ii) partnerships and joint ventures in which the Company has control; and (iii) variable interest entities ("VIEs") for which the Company is deemed to be the primary beneficiary. Intercompany accounts and transactions have been eliminated.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures and partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $43 million and $180 million at December 31, 2006 and 2005, respectively. At December 31, 2005, the Company was the majority owner of Tribeca Citigroup Investments Ltd. ("Tribeca") and consolidated the fund within its consolidated financial statements. During the second quarter of 2006, the Company's ownership interests in Tribeca declined to a position whereby Tribeca is no longer consolidated. See Note 4 for further information.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2006 presentation.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:



(i) the fair value of investments in the absence of quoted market values;
(ii)     investment impairments;
(iii)    the recognition of income on certain investments;
(iv) the application of the consolidation rules to certain investments;
(v)      the fair value of and accounting for derivatives;
(vi) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");
(vii)    the measurement of goodwill and related impairment, if any;
(viii)   the liability for future policyholder benefits;
(ix) accounting for income taxes and the valuation of deferred income tax assets;
(x)      accounting for reinsurance transactions; and
(xi)     the liability for litigation and regulatory matters.


     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. The application of purchase accounting requires the use of estimation techniques in determining the fair value of the assets acquired and liabilities assumed -- the most significant of which relate to the aforementioned critical estimates. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Investments

     The Company's principal investments are in fixed maturity and equity securities, mortgage and consumer loans, policy loans, real estate, real estate joint ventures and other limited partnerships, short-term investments and other invested assets. The accounting policies related to each are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale, except for trading securities, and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded as part of net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from broker-dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 4);
     (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Trading Securities. The Company's trading securities portfolio, principally consisting of fixed maturity and equity securities, supports investment strategies that involve the active and frequent purchase and sale of securities and the execution of short sale agreements and supports asset and liability matching strategies for certain insurance products. Trading securities and short sale agreement liabilities are recorded at fair value with subsequent changes in fair value recognized in net investment income. Related dividends and investment income are also included in net investment income. Beginning in the second quarter of 2006, the Company no longer holds a trading securities portfolio. (See also Note
     4)

          Securities Lending. Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% of the fair value of the securities loaned. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage and Consumer Loans. Mortgage and consumer loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income,

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures and partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and the partnership's operations. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and limited partnerships for impairments. For its cost method investments, it follows an impairment analysis which

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     is similar to the process followed for its fixed maturity and equity securities as described previously. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

          Other Invested Assets. Other invested assets consist primarily of stand-alone derivatives with positive fair values.

          Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments and the determination of fair values.

          The determination of the amount of allowances and impairments, as applicable, are described above by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g. loan-backed securities including mortgage-backed and asset-backed securities, certain investment transactions, trading securities, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and
     (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

          Additionally, when the Company enters into certain real estate joint ventures and other limited partnerships for which the Company may be deemed to be the primary beneficiary under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of ARB No. 51, it may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          The use of different methodologies and assumptions as to the timing and amount of impairments, recognition of income and the determination of the fair value of investments may have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial instruments. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. To a lesser extent, the Company uses credit derivatives to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is a risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") as amended, changes in the fair value of the derivative are reported in net investment gains (losses). The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments and measurement of hedge effectiveness are also subject to interpretation and estimation, and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholders' equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the consolidated financial statements and that their related changes in fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $52 million and $2 million at December 31, 2006 and 2005, respectively. Accumulated amortization was $3 million at December 31, 2006 and the computer software was fully amortized at December 31, 2005. Related amortization expense was $3 million and $1 million for the years ended December 31, 2006 and 2005, respectively. There was no amortization expense for the year ended December 31, 2004.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issue expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC related to internally replaced contracts are generally expensed at the date of replacement.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating traditional contracts (term insurance and non-participating whole life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance, or policy acquisition as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross profits which may have significantly changed. If the update of assumptions causes expected future gross profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross profits to decrease.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

  Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, goodwill within Corporate & Other is allocated to reporting units within the Company's business segments. If the carrying value of a reporting unit's goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values of the reporting units are determined using a market multiple and a discounted cash flow model. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for future policy benefit liabilities on non-participating traditional life insurance range from 4% to 7%.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3% to 9%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The interest rate used in establishing such liabilities is 4%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rate used in establishing such liabilities is 4%.

     Liabilities for unpaid claims and claim expenses for the Company's workers' compensation business are included in future policyholder benefits and are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


management programs, reduced for anticipated subrogation. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary guarantees relating to certain life policies as follows:

     - Annuity guaranteed death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder.

     - Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances ("PAB") for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       purchase payments plus applicable bonus amounts). The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - For both GMWB and GMAB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     - The fair values of the GMWB and GMAB riders are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits (at inception). The changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees. These riders may be more costly than expected in volatile or declining markets, causing an increase in liabilities for future policy benefits, negatively affecting net income.

     The Company issues both GMWBs and GMABs directly and assumes risk relating to GMWBs and GMABs issued by an affiliate through a financing agreement. Some of the risks associated with GMWBs and GMABs directly written and assumed were transferred to a different affiliate through another financing agreement and included in premiums and other receivables.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     PABs relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 0.5% to 12%, less expenses, mortality charges, and withdrawals; and (iii) fair value purchase accounting adjustments relating to the Acquisition.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims and unearned revenue liabilities.

     The liability for policy and contract claims generally relates to incurred but not reported death, disability, and long-term care claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments. Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

     Premiums related to workers' compensation contracts are recognized as revenue on a pro rata basis over the applicable contract term.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

  Other Revenues

     Other revenues include advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

  Income Taxes

     The Company and its includable life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended ("Code"). Non-includable subsidiaries file either a separate individual corporate tax return or a separate consolidated tax return. Prior to the transfer of MLI-USA to MetLife Connecticut, MLI-USA joined MetLife's includable affiliates in filing a federal income tax return. MLI-USA joined MetLife Connecticut's includable affiliates as of October 11, 2006.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred income tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     For U.S. federal income tax purposes, an election in 2005 under Internal Revenue Code Section 338 was made by the Company's parent, MetLife. As a result of this election, the tax basis in the acquired assets and liabilities was adjusted as of the Acquisition Date and the related deferred income tax asset established for the taxable difference from the book basis.

     The realization of deferred income tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:



    (i) future taxable income exclusive of reversing temporary differences and carryforwards;
    (ii)    future reversals of existing taxable temporary differences;
    (iii)   taxable income in prior carryback years; and
    (iv)    tax planning strategies.


     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities or when estimates used in determining valuation allowances on deferred income tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events such as changes in tax legislation could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance for its insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     The assumptions used to account for long-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance contracts with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance contracts and are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract as a deposit, net of related expenses. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenue or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenue or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

  Employee Benefit Plans

     Eligible employees, sales representatives and retirees of the Company are provided pension, postretirement and postemployment benefits under plans sponsored and administered by Metropolitan Life Insurance Company ("Metropolitan Life"), an affiliate of the Company. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from Metropolitan Life.

  Foreign Currency

     Balance sheet accounts are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     - Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS No. 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:



      (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;
      (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;
      (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and
      (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.


     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

  Other Pronouncements

     Effective November 15, 2006, the Company adopted U.S. Securities and Exchange Commission ("SEC") Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. For all other limited partnerships, EITF 04-5 required adoption by January 1, 2006 through a cumulative effect of a change in accounting principle recorded in opening equity or applied retrospectively by adjusting prior period financial statements. The adoption of the provisions of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP Nos. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, the Company adopted Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts ("SOP 03-1"), as interpreted by a Technical Practice Aid ("TPA"), issued by the American Institute of Certified Public Accountants ("AICPA") and FSP No. 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability ("FSP 97-1"). SOP 03-1 provides guidance on: (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased the liability for future policyholder benefits for changes in the methodology relating to various guaranteed death and annuitization benefits and for determining liabilities for certain universal life insurance contracts by $2 million, which was reported as a cumulative effect of a change in accounting. This amount is net of corresponding changes in DAC, including unearned revenue liability, under certain variable annuity and life contracts and income tax. The application of SOP 03-1 increased the Company's 2004 net income by $3 million, including the cumulative effect of the adoption.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits all entities the option to measure most financial instruments and certain

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option will generally be applied on an instrument-by-instrument basis and is generally an irrevocable election. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is evaluating which eligible financial instruments, if any, it will elect to account for at fair value under SFAS 159 and the related impact on the Company's consolidated financial statements.

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and requires enhanced disclosures about fair value measurements. SFAS 157 does not require any new fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with the exception of:
(i) block discounts of financial instruments; and (ii) certain financial and hybrid instruments measured at initial recognition under SFAS 133 which is to be applied retrospectively as of the beginning of initial adoption (a limited form of retrospective application). The Company is currently evaluating the impact of SFAS 157 on the Company's consolidated financial statements. Implementation of SFAS 157 will require additional disclosures in the Company's consolidated financial statements.

     In June 2006, the FASB issued FIN No. 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. FIN 48 will also require significant additional disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006. Based upon the Company's evaluation work completed to date, the Company expects to recognize a reduction to the January 1, 2007 balance of retained earnings of less than $1 million.

     In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. SFAS 156 will be applied prospectively and is effective for fiscal years beginning after September 15, 2006. The Company does not expect SFAS 156 to have a material impact on the Company's consolidated financial statements.

     In September 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. It is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

     In addition, in February 2007, related TPAs were issued by the AICPA to provide further clarification of SOP 05-1. The TPAs are effective concurrently with the adoption of the SOP. Based on the Company's interpretation of SOP 05-1 and related TPAs, the adoption of SOP 05-1 will result in a reduction to DAC and VOBA relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. The Company estimates that the adoption of SOP 05-1 as of January 1, 2007 will result in a cumulative effect adjustment of between $75 million and $95 million, net of income tax, which will be recorded as a reduction

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


to retained earnings. In addition, the Company estimates that accelerated DAC and VOBA amortization will reduce 2007 net income by approximately $5 million to $15 million, net of income tax.

2. ACQUISITION OF METLIFE INSURANCE COMPANY OF CONNECTICUT BY METLIFE, INC. FROM CITIGROUP INC.

     On the Acquisition Date, MetLife Connecticut became a subsidiary of MetLife. MetLife Connecticut, together with substantially all of Citigroup Inc.'s international insurance businesses, excluding Primerica Life Insurance Company and its subsidiaries, were acquired by MetLife from Citigroup for $12.1 billion. Prior to the Acquisition, MetLife Connecticut was a subsidiary of Citigroup Insurance Holding Company ("CIHC"). Primerica was distributed via dividend from MetLife Connecticut to CIHC on June 30, 2005 in contemplation of the Acquisition. The total consideration paid by MetLife for the purchase consisted of $11.0 billion in cash and 22,436,617 shares of MetLife's common stock with a market value of $1.0 billion to Citigroup and $100 million in other transaction costs.

     In accordance with FASB SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets, the Acquisition was accounted for by MetLife using the purchase method of accounting, which requires that the assets and liabilities of MetLife Connecticut be identified and measured at their fair value as of the acquisition date.

     Final Purchase Price Allocation and Goodwill

     The purchase price paid by MetLife has been allocated to the assets acquired and liabilities assumed using management's best estimate of their fair values as of the Acquisition Date. The computation of the purchase price and the allocation of the purchase price to the net assets acquired based upon their respective fair values as of July 1, 2005, and the resulting goodwill, as revised, are presented below.

     Based upon MetLife's method of allocating the purchase price to the entities acquired, the purchase price attributed to MetLife Connecticut increased by $40 million. The increase in purchase price was a result of additional consideration paid in 2006 by MetLife to Citigroup of $115 million and an increase in transaction costs of $3 million, offset by a $4 million reduction in restructuring costs for a total purchase price increase of $114 million.

     The allocation of purchase price was updated as a result of the additional purchase price attributed to MetLife Connecticut of $40 million, an increase of $15 million in the value of the future policy benefit liabilities and other policyholder funds resulting from the finalization of the evaluation of the Travelers underwriting criteria, an increase in securities of $24 million resulting from the finalization of the determination of the fair value of such securities, an increase in other liabilities of $2 million due to the receipt of additional information, all resulting in a net impact of the aforementioned adjustments increasing deferred income tax assets by $4 million. Goodwill increased by $29 million as a consequence of such revisions to the purchase price and the purchase price allocation.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                     AS OF JULY 1, 2005
                                                                     -------------------
                                                                        (IN MILLIONS)


TOTAL PURCHASE PRICE PAID BY METLIFE......................                 $12,084
  Purchase price attributed to other affiliates...........                   5,260
                                                                           -------
  Purchase price attributed to MetLife Connecticut........                   6,824
NET ASSETS OF METLIFE CONNECTICUT ACQUIRED PRIOR TO
  PURCHASE ACCOUNTING ADJUSTMENTS.........................  $8,207
ADJUSTMENTS TO REFLECT ASSETS ACQUIRED AT FAIR VALUE:
  Fixed maturity securities available-for-sale............      (2)
  Mortgage loans on real estate...........................      72
  Real estate and real estate joint ventures held-for-
     investment...........................................      39
  Other limited partnership interests.....................      48
  Other invested assets...................................     (36)
  Premiums and other receivables..........................   1,001
  Elimination of historical deferred policy acquisition
     costs................................................  (3,052)
  Value of business acquired..............................   3,490
  Value of distribution agreements and customer
     relationships acquired...............................      73
  Net deferred income tax asset...........................   1,751
  Elimination of historical goodwill......................    (196)
  Other assets............................................     (11)
ADJUSTMENTS TO REFLECT LIABILITIES ASSUMED AT FAIR VALUE:
  Future policy benefits..................................  (3,766)
  Policyholder account balances...........................  (1,870)
  Other liabilities.......................................     191
                                                            ------
NET FAIR VALUE OF ASSETS ACQUIRED AND LIABILITIES
  ASSUMED.................................................                   5,939
                                                                           -------
GOODWILL RESULTING FROM THE ACQUISITION ATTRIBUTED TO
  METLIFE CONNECTICUT.....................................                 $   885
                                                                           =======



     Goodwill resulting from the Acquisition has been allocated to the Company's segments, as well as Corporate & Other, as follows:


                                                                   AS OF JULY 1, 2005
                                                                   ------------------
                                                                      (IN MILLIONS)


Institutional....................................................         $312
Individual.......................................................          163
Corporate & Other................................................          410
                                                                          ----
  TOTAL..........................................................         $885
                                                                          ====



     The entire amount of goodwill is expected to be deductible for income tax purposes.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

CONDENSED STATEMENT OF NET ASSETS ACQUIRED

     The condensed statement of net assets acquired reflects the fair value of MetLife Connecticut's net assets as follows:


                                                                   AS OF JULY 1, 2005
                                                                   ------------------
                                                                      (IN MILLIONS)


ASSETS
  Fixed maturity securities available-for-sale...................        $41,210
  Trading securities.............................................            555
  Equity securities available-for-sale...........................            641
  Mortgage loans on real estate..................................          2,363
  Policy loans...................................................            884
  Real estate and real estate joint ventures held-for-
     investment..................................................            126
  Other limited partnership interests............................          1,120
  Short-term investments.........................................          2,225
  Other invested assets..........................................          1,205
                                                                         -------
     Total investments...........................................         50,329
  Cash and cash equivalents......................................            443
  Accrued investment income......................................            494
  Premiums and other receivables.................................          4,688
  Value of business acquired.....................................          3,490
  Goodwill.......................................................            885
  Other intangible assets........................................             73
  Deferred income tax asset......................................          1,178
  Other assets...................................................            730
  Separate account assets........................................         30,427
                                                                         -------
     Total assets acquired.......................................         92,737
                                                                         -------

LIABILITIES:
  Future policy benefits.........................................         17,565
  Policyholder account balances..................................         34,251
  Other policyholder funds.......................................            115
  Current income tax.............................................             36
  Other liabilities..............................................          3,519
  Separate account liabilities...................................         30,427
                                                                         -------
     Total liabilities assumed...................................         85,913
                                                                         -------
     Net assets acquired.........................................        $ 6,824
                                                                         =======



  Other Intangible Assets

     VOBA reflects the estimated fair value of in-force contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts in-force at the Acquisition Date. VOBA is based on actuarially determined projections, by each block of

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience.

     The value of the other identifiable intangibles reflects the estimated fair value of MetLife Connecticut's distribution agreements and customer relationships acquired at July 1, 2005 and will be amortized in relation to the expected economic benefits of the agreements. If actual experience under the distribution agreements or with customer relationships differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience. See Notes 8 and 14 for additional information on the value of distribution agreements ("VODA") acquired from Citigroup.

     The use of discount rates was necessary to establish the fair value of VOBA, as well as the other identifiable intangible assets. In selecting the appropriate discount rates, management considered its weighted average cost of capital, as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value these intangible assets.

     The fair values of business acquired, distribution agreements and customer relationships acquired are as follows:


                                                                             WEIGHTED AVERAGE
                                                      AS OF JULY 1, 2005   AMORTIZATION PERIOD
                                                      ------------------   -------------------
                                                         (IN MILLIONS)          (IN YEARS)


Value of business acquired..........................        $3,490                  16
Value of distribution agreements and customer
  relationships acquired............................            73                  16
                                                            ------
  Total value of intangible assets acquired,
     excluding goodwill.............................        $3,563                  16
                                                            ======



3.  CONTRIBUTION OF METLIFE CONNECTICUT FROM METLIFE, INC.

     On October 11, 2006, MetLife Connecticut and MetLife Investors Group, Inc. ("MLIG"), both subsidiaries of MetLife, entered into a Transfer Agreement ("Transfer Agreement"), pursuant to which MetLife Connecticut agreed to acquire all of the outstanding stock of MLI-USA from MLIG in exchange for shares of MetLife Connecticut's common stock. To effectuate the exchange of shares, MetLife returned 10,000,000 shares just prior to the closing of the transaction and retained 30,000,000 shares representing 100% of the then issued and outstanding shares of MetLife Connecticut. MetLife Connecticut issued 4,595,317 new shares to MLIG in exchange for all of the outstanding common stock of MLI-USA. After the closing of the transaction, 34,595,317 shares of MetLife Connecticut's common stock are outstanding, of which MLIG holds 4,595,317 shares, with the remaining shares held by MetLife.

     In connection with the Transfer Agreement on October 11, 2006, MLIG transferred to MetLife Connecticut certain assets and liabilities, including goodwill, VOBA and deferred income tax liabilities, which remain outstanding from MetLife's acquisition of MLIG on October 30, 1997. The assets and liabilities have been included in the financial data of the Company for all periods presented.

     The transfer of MLI-USA to MetLife Connecticut was a transaction between entities under common control. Since MLI-USA was the original entity under common control, for financial statement reporting purposes, MLI-USA is considered the accounting acquirer of MetLife Connecticut. Accordingly, all financial data included in these financial statements periods prior to July 1, 2005 is that of MLI-USA. For periods subsequent to July 1, 2005, MetLife Connecticut has been combined with MLI-USA in a manner similar to a pooling of interests. Information

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


regarding the consolidated statements of income of the Company for the years ended December 31, 2006 and 2005 is as follows:


                                                                                              UNAUDITED
                                                                                         ------------------
                                                                                         THREE MONTHS ENDED      YEAR ENDED
                                                    UNAUDITED                             DECEMBER 31, 2006  DECEMBER 31, 2006
                         --------------------------------------------------------------  ------------------  -----------------
                                      NINE MONTHS ENDED SEPTEMBER 30, 2006
                         --------------------------------------------------------------
                                                   ASSETS AND LIABILITIES
                                                         OUTSTANDING
                                                       FROM METLIFE'S
                                                         ACQUISITION       CONSOLIDATED
                         MICC HISTORICAL  MLI-USA          OF MLIG            COMPANY             CONSOLIDATED COMPANY
                         ---------------  -------  ----------------------  ------------  -------------------------------------
                                                            (IN MILLIONS)


Total revenues.........       $2,509        $623             $--              $3,132            $974               $4,106
Total expenses.........       $1,905        $486             $--              $2,391            $890               $3,281
                              ------        ----             ---              ------            ----               ------
Income before provision
  for income tax.......          604         137              --                 741            $ 84                  825
Provision for income
  tax..................          177          35              --                 212            $ 16                  228
                              ------        ----             ---              ------            ----               ------
Net income.............       $  427        $102             $--              $  529            $ 68               $  597
                              ======        ====             ===              ======            ====               ======






                                                                   YEAR ENDED DECEMBER 31, 2005
                                                         -----------------------------------------------
                                                                   ASSETS AND LIABILITIES
                                      SIX MONTHS ENDED                   OUTSTANDING
                                     DECEMBER 31, 2005                 FROM METLIFE'S
                                     -----------------                   ACQUISITION        CONSOLIDATED
                                      MICC HISTORICAL    MLI-USA           OF MLIG             COMPANY
                                     -----------------   -------   ----------------------   ------------
                                                                (IN MILLIONS)


Total revenues.....................        $1,749          $766              $--               $2,515
Total expenses.....................        $1,410          $561              $(3)              $1,968
                                           ------          ----              ---               ------
Income before provision for income
  tax..............................           339           205                3                  547
Provision for income tax...........            98            57                1                  156
                                           ------          ----              ---               ------
Net income.........................        $  241          $148              $ 2               $  391
                                           ======          ====              ===               ======




     The par value of the common stock presented in the statement of stockholders' equity for periods prior to the Acquisition Date has been adjusted to reflect the par value of the MetLife Connecticut shares issued to MLIG in exchange for MLI-USA's common stock. Information regarding the adjustments to stockholders' equity is as follows:


                                                                                     ACCUMULATED
                                                                                        OTHER
                                                                                    COMPREHENSIVE
                                                                                       INCOME
                                                                                  ----------------
                                                          ADDITIONAL               NET UNREALIZED
                                             COMMON         PAID IN    RETAINED   INVESTMENT GAINS
                                              STOCK         CAPITAL    EARNINGS       (LOSSES)       TOTAL
                                             ------       ----------   --------   ----------------   -----


Balance of MLI-USA's equity at January 1,
  2004                                         $ 2           $ 98        $163            $39          $302
Issuance of MetLife Connecticut's common
  stock to MLIG                                 11  (1)       (11)         --             --            --
Elimination of MLI-USA's common stock           (2) (2)         2          --             --            --
Assets and liabilities outstanding from
  MetLife's acquisition of MLIG                 --             82          --             (7)           75
                                               ---           ----        ----            ---          ----
Balance of MICC's equity at January 1, 2004    $11           $171        $163            $32          $377
                                               ===           ====        ====            ===          ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) Represents the issuance of 4,595,317 shares of MetLife Connecticut's common stock, at $2.50 par value, by MetLife Connecticut to MLIG in exchange for all the outstanding common stock of MLI-USA, for a total adjustment of $11 million.

   (2) Represents the elimination of MLI-USA's common stock of $2 million.

The par value of the MetLife Connecticut common stock purchased by MetLife has been adjusted to reflect the return of the MetLife Connecticut common stock by MetLife in connection with the transfer of MetLife Connecticut to MLI-USA as follows:


                                                                                    ACCUMULATED
                                                                                       OTHER
                                                                                   COMPREHENSIVE
                                                                                      INCOME
                                                                                 ----------------
                                                         ADDITIONAL               NET UNREALIZED
                                            COMMON         PAID IN    RETAINED   INVESTMENT GAINS
                                             STOCK         CAPITAL    EARNINGS       (LOSSES)        TOTAL
                                            ------       ----------   --------   ----------------   ------


MetLife Connecticut's common stock
  purchased by MetLife in the Acquisition
  on July 1, 2005                            $100          $6,684        $--            $--         $6,784
Return of MetLife Connecticut's common
  stock from MetLife                          (25) (1)         25         --             --             --
                                             ----          ------        ---            ---         ------
MetLife Connecticut's common stock
  purchased by MetLife on July 1, 2005, as
  adjusted                                   $ 75          $6,709        $--            $--         $6,784
                                             ====          ======        ===            ===         ======



--------

   (1) Represents the return of 10,000,000 shares of MetLife Connecticut's common stock, at $2.50 par value, by MetLife to MetLife Connecticut in anticipation of the acquisition of MLI-USA by MetLife Connecticut, for a total adjustment of $25 million.

     The following unaudited pro forma condensed consolidated financial information presents the results of operations for the Company assuming the MetLife Connecticut acquisition had been effected as of January 1, 2005. This unaudited pro forma information does not necessarily represent what the Company's actual results of operations would have been if the acquisition had occurred as of the date indicated or what such results would be for any future periods.


                                                                                  UNAUDITED
                                                                    ------------------------------------
                                                    YEAR ENDED      SIX MONTHS ENDED       YEAR ENDED
                                                DECEMBER 31, 2005     JUNE 30, 2005    DECEMBER 31, 2005
                                                -----------------   ----------------   -----------------
                                                   CONSOLIDATED         PRO FORMA          PRO FORMA
                                                                          MICC
                                                     COMPANY           HISTORICAL             MICC
                                                -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)



Total revenues                                        $2,515             $2,324              $4,839
Total expenses                                        $1,968             $1,523              $3,491
                                                      ------             ------              ------
Income before provision for income tax                   547                801               1,348
Provision for income tax                                 156                226                 382
                                                      ------             ------              ------
Net income                                            $  391             $  575              $  966
                                                      ======             ======              ======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

4.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturity and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at:


                                                              DECEMBER 31, 2006
                                               ----------------------------------------------
                                                               GROSS
                                                COST OR      UNREALIZED
                                               AMORTIZED   -------------    ESTIMATED    % OF
                                                  COST     GAIN     LOSS   FAIR VALUE   TOTAL
                                               ---------   ----     ----   ----------   -----
                                                                (IN MILLIONS)


U.S. corporate securities....................   $17,331    $101     $424     $17,008     35.5%
Residential mortgage-backed securities.......    11,951      40       78      11,913     24.9
Foreign corporate securities.................     5,563      64      128       5,499     11.5
U.S. Treasury/agency securities..............     5,455       7      126       5,336     11.2
Commercial mortgage-backed securities........     3,353      19       47       3,325      6.9
Asset-backed securities......................     3,158      14       10       3,162      6.6
State and political subdivision securities...     1,062       6       38       1,030      2.2
Foreign government securities................       533      45        5         573      1.2
                                                -------    ----     ----     -------    -----
  Total fixed maturity securities............   $48,406    $296     $856     $47,846    100.0%
                                                =======    ====     ====     =======    =====
Non-redeemable preferred stock...............   $   671    $ 22     $  9     $   684     86.0%
Common stock.................................       106       6        1         111     14.0
                                                -------    ----     ----     -------    -----
  Total equity securities....................   $   777    $ 28     $ 10     $   795    100.0%
                                                =======    ====     ====     =======    =====






                                                              DECEMBER 31, 2005
                                               ----------------------------------------------
                                                               GROSS
                                                COST OR      UNREALIZED
                                               AMORTIZED   -------------    ESTIMATED    % OF
                                                  COST     GAIN     LOSS   FAIR VALUE   TOTAL
                                               ---------   ----     ----   ----------   -----
                                                                (IN MILLIONS)


U.S. corporate securities....................   $18,416    $ 96     $415     $18,097     34.3%
Residential mortgage-backed securities.......    12,398      17      131      12,284     23.4
Foreign corporate securities.................     5,733      50      143       5,640     10.7
U.S. Treasury/agency securities..............     6,448      24       61       6,411     12.2
Commercial mortgage-backed securities........     5,157      12       82       5,087      9.7
Asset-backed securities......................     3,899      10       16       3,893      7.4
State and political subdivision securities...       633      --       25         608      1.2
Foreign government securities................       547      25        3         569      1.1
                                                -------    ----     ----     -------    -----
  Total fixed maturity securities............   $53,231    $234     $876     $52,589    100.0%
                                                =======    ====     ====     =======    =====
Non-redeemable preferred stock...............   $   327    $  1     $  5     $   323     76.7%
Common stock.................................        97       4        3          98     23.3
                                                -------    ----     ----     -------    -----
  Total equity securities....................   $   424    $  5     $  8     $   421    100.0%
                                                =======    ====     ====     =======    =====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company held foreign currency derivatives with notional amounts of $472 million and $275 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2006 and 2005, respectively.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $3.2 billion and $3.3 billion at December 31, 2006 and 2005, respectively. These securities had a net unrealized gain (loss) of $51 million and ($33) million at December 31, 2006 and 2005, respectively. Non-income producing fixed maturity securities were $6 million and $3 million at December 31, 2006 and 2005, respectively. Unrealized gains (losses) associated with non-income producing fixed maturity securities were $1 million and ($5) million at December 31, 2006 and 2005, respectively.

     The cost or amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are shown below:


                                                                  DECEMBER 31,
                                                -----------------------------------------------
                                                         2006                     2005
                                                ----------------------   ----------------------
                                                 COST OR                  COST OR
                                                AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                                   COST     FAIR VALUE      COST     FAIR VALUE
                                                ---------   ----------   ---------   ----------
                                                                 (IN MILLIONS)


Due in one year or less.......................   $ 1,620      $ 1,616     $ 1,411      $ 1,405
Due after one year through five years.........     9,843        9,733      10,594       10,490
Due after five years through ten years........     7,331        7,226       9,556        9,382
Due after ten years...........................    11,150       10,871      10,216       10,048
                                                 -------      -------     -------      -------
  Subtotal....................................    29,944       29,446      31,777       31,325
Mortgage-backed and asset-backed securities...    18,462       18,400      21,454       21,264
                                                 -------      -------     -------      -------
  Total fixed maturity securities.............   $48,406      $47,846     $53,231      $52,589
                                                 =======      =======     =======      =======



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale are as follows:


                                                           YEARS ENDED DECEMBER 31,
                                                  -----------------------------------------
                                                      2006            2005           2004
                                                  ------------   --------------   ---------
                                                                (IN MILLIONS)


Proceeds........................................  $     23,901   $       22,241   $     473
Gross investment gains..........................       $    73          $    48        $  6
Gross investment losses.........................       $  (519)         $  (347)       $(10)

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair values and gross unrealized loss of the Company's fixed maturity securities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:


                                                                 DECEMBER 31, 2006
                                      ----------------------------------------------------------------------
                                                                EQUAL TO OR GREATER
                                        LESS THAN 12 MONTHS       THAN 12 MONTHS               TOTAL
                                      ----------------------  ----------------------  ----------------------
                                                     GROSS                   GROSS                   GROSS
                                       ESTIMATED  UNREALIZED   ESTIMATED  UNREALIZED   ESTIMATED  UNREALIZED
                                      FAIR VALUE     LOSS     FAIR VALUE     LOSS     FAIR VALUE     LOSS
                                      ----------  ----------  ----------  ----------  ----------  ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


U.S. corporate securities...........    $ 4,895      $104       $ 7,543      $320       $12,438      $424
Residential mortgage-backed
  securities........................      4,113        20         3,381        58         7,494        78
Foreign corporate securities........      1,381        29         2,547        99         3,928       128
U.S. Treasury/agency securities.....      2,995        48         1,005        78         4,000       126
Commercial mortgage-backed
  securities........................        852         6         1,394        41         2,246        47
Asset-backed securities.............        965         3           327         7         1,292        10
State and political subdivision
  securities........................         29         2           414        36           443        38
Foreign government securities.......         51         1            92         4           143         5
                                        -------      ----       -------      ----       -------      ----
Total fixed maturity securities.....    $15,281      $213       $16,703      $643       $31,984      $856
                                        =======      ====       =======      ====       =======      ====
Equity securities...................    $   149      $  3       $   188      $  7       $   337      $ 10
                                        =======      ====       =======      ====       =======      ====
Total number of securities in an
  unrealized loss position..........      1,955                   2,318                   4,273
                                        =======                 =======                 =======






                                                              DECEMBER 31, 2005
                                    ---------------------------------------------------------------------
                                                                 EQUAL TO OR
                                         LESS THAN 12              GREATER
                                            MONTHS              THAN 12 MONTHS              TOTAL
                                    ----------------------  ----------------------  ---------------------
                                    ESTIMATED    GROSS      ESTIMATED    GROSS      ESTIMATED     GROSS
                                      FAIR     UNREALIZED     FAIR     UNREALIZED     FAIR      UNREALIZED
                                     VALUE        LOSS        VALUE       LOSS        VALUE        LOSS
                                     ------      ------      ------      ------      ------     ---------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


U.S. corporate securities.........  $14,412      $413        $ 40         $ 2       $14,452        $415

Residential mortgage-backed
  securities......................    9,142       129          61           2         9,203         131
Foreign corporate securities......    4,409       142          23           1         4,432         143
U.S. Treasury/agency securities...    4,171        61          --          --         4,171          61
Commercial mortgage-backed
  securities......................    4,040        82           5          --         4,045          82
Asset-backed securities...........    1,890        16          11          --         1,901          16
State and political subdivision
  securities......................      550        25          --          --           550          25
Foreign government securities.....      155         3           2          --           157           3
                                    -------      ----        ----         ---       -------        ----
Total fixed maturity securities...  $38,769      $871        $142         $ 5       $38,911        $876

                                    =======      ====        ====         ===       =======        ====
Equity securities.................  $   214      $  8        $ --         $--       $   214        $  8
                                    =======      ====        ====         ===       =======        ====
Total number of securities in an
  unrealized loss position........    5,061                    47                     5,108
                                    =======                  ====                   =======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity securities and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:


                                                     DECEMBER 31, 2006
                                     ---------------------------------------------------
                                                          GROSS
                                         COST OR       UNREALIZED        NUMBER OF
                                      AMORTIZED COST     LOSSES          SECURITIES
                                     ----------------  --------------  -----------------
                                      LESS              LESS            LESS
                                      THAN     20% OR   THAN   20% OR   THAN     20% OR
                                       20%      MORE     20%    MORE     20%      MORE
                                     -------   ------  ------  ------  ------  ---------
                                         (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


Less than six months...............  $12,922     $ 9    $150     $ 4    1,537      15
Six months or greater but less than
  nine months......................      568      --       6      --       78       1
Nine months or greater but less
  than twelve months...............    2,134      14      52       4      323       1
Twelve months or greater...........   17,540      --     650      --    2,318      --
                                     -------     ---    ----     ---    -----      --
  Total............................  $33,164     $23    $858     $ 8    4,256      17
                                     =======     ===    ====     ===    =====      ==






                                                      DECEMBER 31, 2005
                                     ---------------------------------------------------
                                         COST OR            GROSS
                                        AMORITIZED       UNREALIZED        NUMBER OF
                                           COST            LOSSES          SECURITIES
                                     ----------------  --------------  -----------------
                                      LESS              LESS            LESS
                                      THAN     20% OR   THAN   20% OR   THAN     20% OR
                                       20%      MORE     20%    MORE     20%      MORE
                                     -------   ------  ------  ------  ------  ---------
                                         (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


Less than six months...............  $39,461     $81    $844     $30    4,960      50
Six months or greater but less than
  nine months......................      204      --       2      --       16      --
Nine months or greater but less
  than twelve months...............      116      --       3      --       35      --
Twelve months or greater...........      147      --       5      --       47      --
                                     -------     ---    ----     ---    -----      --
  Total............................  $39,928     $81    $854     $30    5,058      50
                                     =======     ===    ====     ===    =====      ==



     At December 31, 2006, $858 million of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 3% of the cost or amortized cost of such securities. At December 31, 2005, $854 million of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities.

     At December 31, 2006, $8 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 35% of the cost or amortized cost of such securities. Of such unrealized losses of $8 million, $4 million related to securities that were in an unrealized loss position for a period of less than six months. At December 31, 2005, $30 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 37% of the cost or amortized cost of such securities. Of such unrealized losses of $30 million, all related to securities that were in an unrealized loss position for a period of less than six months.

     The Company held two fixed maturity securities and equity securities each with a gross unrealized loss at December 31, 2006 of greater than $10 million. These securities represented 3%, or $25 million in the aggregate, of the gross unrealized loss on fixed maturity and equity securities.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2006 and 2005, the Company had $866 million and $884 million, respectively, of gross unrealized loss related to its fixed maturity and equity securities. These securities are concentrated, calculated as a percentage of gross unrealized loss, as follows:


                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2006   2005
                                                                     ----   ----


SECTOR:
  U.S. corporate securities........................................    49%    47%
  Residential mortgage-backed securities...........................     9     15
  Foreign corporate securities.....................................    15     16
  U.S. Treasury/agency securities..................................    15      7
  Commercial mortgage-backed securities............................     5      9
  Other............................................................     7      6
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===
INDUSTRY:
  Industrial.......................................................    26%    25%
  Finance..........................................................    18     17
  Government.......................................................    15      7
  Mortgage-backed..................................................    14     24
  Utility..........................................................    10      6
  Other............................................................    17     21
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the holding period, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SECURITIES LENDING

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity and equity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $8.8 billion and $9.4 billion and an estimated fair value of $8.6 billion and $9.3 billion were on loan under the program at December 31, 2006 and 2005, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $8.9 billion and $9.6 billion at December 31, 2006 and 2005, respectively. Security collateral of $83 million and $174 million on deposit from customers in connection with the securities lending transactions at December 31, 2006 and 2005, respectively, may not be sold or repledged and is not reflected in the consolidated financial statements.

  ASSETS ON DEPOSIT

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $20 million and $25 million at December 31, 2006 and 2005, respectively, consisting primarily of fixed maturity and equity securities.

  MORTGAGE AND CONSUMER LOANS

     Mortgage and consumer loans are categorized as follows:


                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2006               2005
                                                      ----------------   ----------------
                                                      AMOUNT   PERCENT   AMOUNT   PERCENT
                                                      ------   -------   ------   -------
                                                                 (IN MILLIONS)


Commercial mortgage loans...........................  $2,095      58%    $1,173      46%
Agricultural mortgage loans.........................   1,460      41      1,300      51
Consumer loans......................................      46       1         79       3
                                                      ------     ---     ------     ---
  Subtotal..........................................   3,601     100%     2,552     100%
                                                                 ===                ===
Less: Valuation allowances..........................       6                  9
                                                      ------             ------
Mortgage and consumer loans.........................  $3,595             $2,543
                                                      ======             ======



     Mortgage loans are collateralized by properties located in the United States. At December 31, 2006, 27%, 8% and 7% of the value of the Company's mortgage and consumer loans were located in California, Texas and New York, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Information regarding loan valuation allowances for mortgage and consumer loans is as follows:


                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2006      2005      2004
                                                              ----      ----      ----
                                                                    (IN MILLIONS)


Balance at January 1,.......................................   $ 9       $ 1       $ 1
Additions...................................................     3         8        --
Deductions..................................................    (6)       --        --
                                                               ---       ---       ---
Balance at December 31,.....................................   $ 6       $ 9       $ 1
                                                               ===       ===       ===


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A portion of the Company's mortgage and consumer loans was impaired and consists of the following:


                                                                      DECEMBER 31,
                                                            -------------------------------
                                                                 2006             2005
                                                            --------------   --------------
                                                                     (IN MILLIONS)


Impaired loans with valuation allowances..................        $--              $ 2
Impaired loans without valuation allowances...............          8               14
                                                                  ---              ---
  Subtotal................................................          8               16
Less: Valuation allowances on impaired loans..............         --                1
                                                                  ---              ---
  Impaired loans..........................................        $ 8              $15
                                                                  ===              ===



     Mortgage and consumer loans with scheduled payments of 90 days or more past due on which interest is still accruing had an amortized cost of $6 million and $13 million at December 31, 2006 and 2005, respectively. There were no mortgage and consumer loans on which interest is no longer accrued at both December 31, 2006 and 2005. There were no mortgage and consumer loans in foreclosure at both December 31, 2006 and 2005.

  REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate and real estate joint ventures consisted of the following:


                                                                      DECEMBER 31,
                                                            -------------------------------
                                                                 2006             2005
                                                            --------------   --------------
                                                                     (IN MILLIONS)


Real estate...............................................       $ 37              $36
Accumulated depreciation..................................         (1)              --
                                                                 ----              ---
Net real estate...........................................         36               36
Real estate joint ventures................................        144               60
                                                                 ----              ---
Real estate and real estate joint ventures................       $180              $96
                                                                 ====              ===



     The components of real estate and real estate joint ventures are as follows:


                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2006   2005
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)


Real estate and real estate joint ventures held-for-investment.....  $173    $91
Real estate held-for-sale..........................................     7      5
                                                                     ----    ---
Real estate and real estate joint ventures.........................  $180    $96
                                                                     ====    ===



     Related depreciation expense was insignificant for all periods presented.

     There were no non-income producing real estate and real estate joint ventures at December 31, 2006. The carrying value of non-income producing real estate and real estate joint ventures was $3 million at December 31, 2005.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Real estate and real estate joint ventures were categorized as follows:


                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2006               2005
                                                      ----------------   ----------------
                                                      AMOUNT   PERCENT   AMOUNT   PERCENT
                                                      ------   -------   ------   -------
                                                                 (IN MILLIONS)


Office..............................................   $ 46       26%      $53       55%
Apartments..........................................     --       --         1        1
Retail..............................................     12        7        --       --
Real estate investment funds........................     93       52        --       --
Land................................................      1       --         3        3
Agriculture.........................................     28       15        31       32
Industrial..........................................     --       --         8        9
                                                       ----      ---       ---      ---
  Total.............................................   $180      100%      $96      100%
                                                       ====      ===       ===      ===



     The Company's real estate holdings are primarily located in the United States. At December 31, 2006, 72%, 7% and 6% of the Company's real estate holdings were located in New York, Florida and Texas, respectively.

  NET INVESTMENT INCOME

     The components of net investment income are as follows:


                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                              2006     2005    2004
                                                             ------   ------   ----
                                                                  (IN MILLIONS)


Fixed maturity securities..................................  $2,719   $1,377   $176
Equity securities..........................................      17        6     --
Mortgage and consumer loans................................     182      113     34
Policy loans...............................................      52       26      2
Real estate and real estate joint ventures.................      29        2     --
Other limited partnership interests........................     238       33     --
Cash, cash equivalents and short-term investments..........     137       71      6
Other......................................................       8       --     --
                                                             ------   ------   ----
  Total investment income..................................   3,382    1,628    218
Less: Investment expenses..................................     543      190     11
                                                             ------   ------   ----
  Net investment income....................................  $2,839   $1,438   $207
                                                             ======   ======   ====



     For the years ended December 31, 2006, 2005 and 2004, affiliated investment income of $29 million, $10 million and $4 million, respectively, related to short-term investments, is included in the table above.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:


                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2006    2005   2004
                                                              -----   -----   ----
                                                                  (IN MILLIONS)


Fixed maturity securities...................................  $(497)  $(300)   $(5)
Equity securities...........................................     10       1     --
Mortgage and consumer loans.................................      7      (9)    --
Real estate and real estate joint ventures..................     64       7     --
Other limited partnership interests.........................     (1)     (1)    --
Sales of businesses.........................................     --       2     --
Derivatives.................................................    177      (2)    (4)
Other.......................................................   (281)    104     --
                                                              -----   -----    ---
  Net investment gains (losses).............................  $(521)  $(198)   $(9)
                                                              =====   =====    ===



     For the years ended December 31, 2006, 2005 and 2004, affiliated investment gains (losses) of ($87) million, ($25) million and ($4) million, respectively, are included in the table above.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $41 million, $0 and $1 million for the years ended December 31, 2006, 2005 and 2004, respectively.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows:


                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2006    2005   2004
                                                              -----   -----   ----
                                                                  (IN MILLIONS)


Fixed maturity securities...................................  $(566)  $(639)  $ 97
Equity securities...........................................     17      (4)    --
Derivatives.................................................     (9)     (2)    (4)
Other.......................................................      7     (19)    --
                                                              -----   -----   ----
  Subtotal..................................................   (551)   (664)    93
                                                              -----   -----   ----
Amounts allocated from:
  Future policy benefit loss recognition....................     --     (78)    --
  DAC and VOBA..............................................     66     102    (47)
                                                              -----   -----   ----
  Subtotal..................................................     66      24    (47)
Deferred income tax.........................................    171     224    (16)
                                                              -----   -----   ----
  Subtotal..................................................    237     248    (63)
                                                              -----   -----   ----
     Net unrealized investment gains (losses)...............  $(314)  $(416)  $ 30
                                                              =====   =====   ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The changes in net unrealized investment gains (losses) are as follows:


                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2006    2005   2004
                                                              -----   -----   ----
                                                                  (IN MILLIONS)


Balance, January 1,.........................................  $(416)  $  30   $ 32
Unrealized investment gains (losses) during the year........    113    (756)   (14)
Unrealized investment gains (losses) relating to:
  Future policy benefit gain (loss) recognition.............     78     (78)    --
  DAC and VOBA..............................................    (36)    148     10
  Deferred income tax.......................................    (53)    240      2
                                                              -----   -----   ----
Balance, December 31,.......................................  $(314)  $(416)  $ 30
                                                              =====   =====   ====
Net change in unrealized investment gains (losses)..........  $ 102   $(446)  $ (2)
                                                              =====   =====   ====



  TRADING SECURITIES

     MetLife Connecticut was the majority owner of Tribeca on the Acquisition Date. Tribeca was a feeder fund investment structure whereby the feeder fund invests substantially all of its assets in the master fund, Tribeca Global Convertible Instruments, Ltd. The primary investment objective of the master fund is to achieve enhanced risk-adjusted return by investing in domestic and foreign equities and equity-related securities utilizing such strategies as convertible securities arbitrage. At December 31, 2005, the Company was the majority owner of Tribeca and consolidated the fund within its consolidated financial statements. At December 31, 2005, the Company held $452 million of trading securities and $190 million of the short sale agreements associated with the trading securities portfolio, which are included within other liabilities. Net investment income related to the trading activities of Tribeca, which included interest and dividends earned and net realized and unrealized gains (losses), was $12 million and $6 million for the years ended December 31, 2006 and 2005, respectively.

     During the second quarter of 2006, the Company's ownership interests in Tribeca declined to a position whereby Tribeca is no longer consolidated and, as of June 30, 2006, is accounted for under the equity method of accounting. The equity method investment at December 31, 2006 of $82 million was included in other limited partnership interests. Net investment income related to the Company's equity method investment in Tribeca was $9 million for the six months ended December 31, 2006.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  VARIABLE INTEREST ENTITIES

     The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:


                                                                   DECEMBER 31, 2006
                                                               ------------------------
                                                                              MAXIMUM
                                                                  TOTAL     EXPOSURE TO
                                                               ASSETS (1)     LOSS (2)
                                                               ----------   -----------
                                                                     (IN MILLIONS)


Asset-backed securitizations.................................    $   866        $ 39
Real estate joint ventures(3)................................        944          63
Other limited partnership interests(4).......................      2,629         193
Other investments(5).........................................     14,839         485
                                                                 -------        ----
  Total......................................................    $19,278        $780
                                                                 =======        ====



--------

   (1) The assets of the asset-backed securitizations are reflected at fair value at December 31, 2006. The assets of the real estate joint ventures, other limited partnership interests and other investments are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

   (2) The maximum exposure to loss of the asset-backed securitizations is equal to the carrying amounts of participation. The maximum exposure to loss relating to real estate joint ventures, other limited partnership interests and other investments is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

   (3) Real estate joint ventures include partnerships and other ventures which engage in the acquisition, development, management and disposal of real estate investments.

   (4) Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities, as well as limited partnerships.

   (5) Other investments include securities that are not asset-backed securitizations.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

5.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amounts and current market or fair value of derivative financial instruments held at:


                                     DECEMBER 31, 2006                    DECEMBER 31, 2005
                              ---------------------------------    ---------------------------------
                                             CURRENT MARKET                       CURRENT MARKET
                                              OR FAIR VALUE                        OR FAIR VALUE
                               NOTIONAL   ---------------------    NOTIONAL    ---------------------
                                AMOUNT    ASSETS    LIABILITIES     AMOUNT     ASSETS    LIABILITIES
                               --------   ------    -----------    --------    ------    -----------
                                                  (IN MILLIONS)


Interest rate swaps.........   $ 8,841     $  431        $ 70       $ 6,623    $  356        $ 52
Interest rate floors........     9,021         71          --         2,000        26          --
Interest rate caps..........     6,715          6          --         3,020        18          --
Financial futures...........       602          6           1           228         2           2
Foreign currency swaps......     2,723        580          66         3,110       429          76
Foreign currency forwards...       124          1          --           488        18           2
Options.....................        --         80           7            --       165           3
Financial forwards..........       900         --          15            --        --           2
Credit default swaps........     1,231          1           5           987         2           2
                               -------     ------        ----       -------    ------        ----
  Total.....................   $30,157     $1,176        $164       $16,456    $1,016        $139
                               =======     ======        ====       =======    ======        ====



     The above table does not include notional values for equity futures, equity financial forwards and equity options. At December 31, 2006 and 2005, the Company owned 290 and 587 equity futures contracts, respectively. Market values of equity futures are included in financial futures in the preceding table. At December 31, 2006 and 2005, the Company owned 85,500 and 75,500 equity financial forwards, respectively. Market values of equity financial forwards are included in financial forwards in the preceding table. At December 31, 2006 and 2005, the Company owned 1,022,900 and 1,420,650 equity options, respectively. Market values of equity options are included in options in the preceding table.

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2006:


                                                                        REMAINING LIFE
                                   -----------------------------------------------------------------------------------------
                                                         AFTER ONE YEAR       AFTER FIVE YEARS
                                   ONE YEAR OR LESS    THROUGH FIVE YEARS    THROUGH TEN YEARS    AFTER TEN YEARS     TOTAL
                                   ----------------    ------------------    -----------------    ---------------    -------
                                                                         (IN MILLIONS)


Interest rate swaps..............       $  980               $ 5,570              $ 1,699              $  592        $ 8,841
Interest rate floors.............           --                   551                8,470                  --          9,021
Interest rate caps...............           --                 6,715                   --                  --          6,715
Financial futures................          602                    --                   --                  --            602
Foreign currency swaps...........           67                 1,588                  996                  72          2,723
Foreign currency forwards........          124                    --                   --                  --            124
Financial forwards...............           --                    --                   --                 900            900
Credit default swaps.............           30                 1,186                   15                  --          1,231
                                        ------               -------              -------              ------        -------
  Total..........................       $1,803               $15,610              $11,180              $1,564        $30,157
                                        ======               =======              =======              ======        =======


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table.

     Interest rate caps and floors are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps, foreign currency forwards and currency option contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. Currency option contracts are included in options in the preceding table.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Equity index options are included in options in the preceding table.

     The Company enters into financial forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and usually a U.S. Treasury or Agency security.

  HEDGING

     The following table presents the notional amounts and fair value of derivatives by type of hedge designation at:


                                            DECEMBER 31, 2006                 DECEMBER 31, 2005
                                     -------------------------------   -------------------------------
                                                     FAIR VALUE                        FAIR VALUE
                                     NOTIONAL   --------------------   NOTIONAL   --------------------
                                      AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                     --------   ------   -----------   --------   ------   -----------
                                                               (IN MILLIONS)


Fair value.........................   $    69   $   --       $  1       $    71   $   --       $ --
Cash flow..........................       455       42         --           442        2          4
Non-qualifying.....................    29,633    1,134        163        15,943    1,014        135
                                      -------   ------       ----       -------   ------       ----
  Total............................   $30,157   $1,176       $164       $16,456   $1,016       $139
                                      =======   ======       ====       =======   ======       ====



     The following table presents the settlement payments recorded in income for the:


                                                                YEARS ENDED DECEMBER
                                                                        31,
                                                              -----------------------
                                                              2006     2005      2004
                                                              ----     ----      ----
                                                                   (IN MILLIONS)


Qualifying hedges:
  Interest credited to policyholder account balances........   $(9)     $(1)      $--
Non-qualifying hedges:
  Net investment gains (losses).............................    73       (8)       --
                                                               ---      ---       ---
  Total.....................................................   $64      $(9)      $--
                                                               ===      ===       ===


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities; and (iii) interest rate futures to hedge against changes in value of fixed rate securities.

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:


                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2006      2005      2004
                                                              ----      ----      ----
                                                                    (IN MILLIONS)


Changes in the fair value of derivatives....................   $(1)      $--       $(1)
Changes in the fair value of the items hedged...............     2        --         1
                                                               ---       ---       ---
Net ineffectiveness of fair value hedging activities........   $ 1       $--       $--
                                                               ===       ===       ===



     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; and
(iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities.

     For the year ended December 31, 2006, the Company recognized no net investment gains (losses) as the ineffective portion of all cash flow hedges. For the years ended December 31, 2005 and 2004, the Company recognized insignificant net investment gains (losses), which represent the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. For the years ended December 31, 2006, 2005 and 2004, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2006, 2005 and 2004.

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:


                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2006      2005      2004
                                                              ----      ----      ----
                                                                    (IN MILLIONS)


Balance at January 1,.......................................   $(2)      $(4)      $(2)
Gains (losses) deferred in other comprehensive income (loss)
  on the effective portion of cash flow hedges..............    (7)        2        (2)
                                                               ---       ---       ---
Balance at December 31,.....................................   $(9)      $(2)      $(4)
                                                               ===       ===       ===



     At December 31, 2006, $19 million of the deferred net gain on derivatives accumulated in other comprehensive income (loss) are expected to be reclassified to earnings during the year ending December 31, 2007.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps and floors, and interest rate futures to economically hedge its exposure to interest rate volatility; (ii) foreign currency forwards, swaps and option contracts to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit; (iv) equity futures, equity index options and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products; (v) credit default swaps to synthetically create investments; and (vi) basis swaps to better match the cash flows of assets and related liabilities.

     For the years ended December 31, 2006, 2005 and 2004, the Company recognized as net investment gains (losses), excluding embedded derivatives, changes in fair value of $16 million, ($37) million and ($6) million, respectively, related to derivatives that do not qualify for hedge accounting.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives which are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed minimum withdrawal contracts and guaranteed minimum accumulation contracts. The fair value of the Company's embedded derivative assets was $40 million and $0 at December 31, 2006 and 2005, respectively. The fair value of the Company's embedded derivative liabilities was $3 million and $40 million at December 31, 2006 and 2005, respectively. The amounts recorded and included in net investment gains (losses) for the years ended December 31, 2006 and 2005 were gains of $80 million and $41 million, respectively. There were no amounts recorded and included in net investment gains (losses) for the year ended December 31, 2004.

  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2006 and 2005, the Company was obligated to return cash collateral under its control of $273 million and $145 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. As of December 31, 2006 and 2005, the Company had also accepted collateral consisting of various securities with a fair market value of $410 million and $427 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but as of December 31, 2006 and 2005, none of the collateral had been sold or repledged.

     In addition, the Company has exchange traded futures, which require the pledging of collateral. As of December 31, 2006 and 2005, the Company pledged collateral of $25 million and $22 million, respectively, which

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

6.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:


                                                              DAC     VOBA     TOTAL
                                                            ------   ------   ------
                                                                  (IN MILLIONS)


Balance at January 1, 2004................................  $  502   $   --   $  502
  Capitalizations.........................................     281       --      281
                                                            ------   ------   ------
     Subtotal.............................................     783       --      783
  Less: Amortization related to:
     Net investment gains (losses)........................      (2)      --       (2)
     Unrealized investment gains (losses).................     (10)      --      (10)
     Other expenses.......................................     117       --      117
                                                            ------   ------   ------
       Total amortization.................................     105       --      105
                                                            ------   ------   ------
Balance at December 31, 2004..............................     678       --      678
Contribution of MetLife Connecticut from MetLife (Note
  2)......................................................      --    3,490    3,490
  Capitalizations.........................................     886       --      886
                                                            ------   ------   ------
     Subtotal.............................................   1,564    3,490    5,054
  Less: Amortization related to:
     Net investment gains (losses)........................      --      (26)     (26)
     Unrealized investment gains (losses).................     (41)    (107)    (148)
     Other expenses.......................................     109      205      314
                                                            ------   ------   ------
       Total amortization.................................      68       72      140
                                                            ------   ------   ------
Balance at December 31, 2005..............................   1,496    3,418    4,914
  Capitalizations.........................................     721       --      721
                                                            ------   ------   ------
     Subtotal.............................................   2,217    3,418    5,635
  Less: Amortization related to:
     Net investment gains (losses)........................     (16)     (68)     (84)
     Unrealized investment gains (losses).................     (10)      46       36
     Other expenses.......................................     252      320      572
                                                            ------   ------   ------
       Total amortization.................................     226      298      524
                                                            ------   ------   ------
Balance at December 31, 2006..............................  $1,991   $3,120   $5,111
                                                            ======   ======   ======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $358 million in 2007, $333 million in 2008, $312 million in 2009, $283 million in 2010 and $253 million in 2011.

     Amortization of VOBA and DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

7.  GOODWILL

     Goodwill is the excess of cost over the fair value of net assets acquired. Information regarding goodwill is as follows:


                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2006   2005
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)


Balance at January 1,.............................................  $924   $ 68
Contribution of MetLife Connecticut from MetLife (Note 2).........    29    856
                                                                    ----   ----
Balance at December 31,...........................................  $953   $924
                                                                    ====   ====



8.  INSURANCE

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     Information regarding VODA and the value of customer relationships acquired ("VOCRA"), which are reported in other assets, is as follows:


                                                                 YEARS ENDED DECEMBER
                                                                          31,
                                                                ----------------------
                                                                2006     2005     2004
                                                                ----     ----     ----
                                                                     (IN MILLIONS)


Balance at January 1,........................................   $ 72      $--      $--
Contribution of MetLife Connecticut from MetLife (Note 2)....     --       73       --
Contribution of VODA from MetLife............................    167       --       --
Amortization.................................................     (2)      (1)      --
                                                                ----      ---      ---
Balance at December 31,......................................   $237      $72      $--
                                                                ====      ===      ===



     The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $5 million in 2007, $7 million in 2008, $9 million in 2009, $11 million in 2010 and $11 million in 2011.

     On September 30, 2006, MLI-USA received a capital contribution from MetLife of $162 million in the form of intangible assets related to VODA of $167 million, net of deferred income tax of $5 million, for which MLI-USA receives the benefit. The VODA originated through MetLife's acquisition of Travelers and is reported within other assets in the amount of $166 million at December 31, 2006.

     The value of the other identifiable intangibles as discussed above reflects the estimated fair value of the Citigroup/Travelers distribution agreement acquired at July 1, 2005 and will be amortized in relation to the expected economic benefits of the agreement. The weighted average amortization period of the other intangible assets is 16 years. If actual experience under the distribution agreements differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of the other identifiable intangible assets. In selecting the appropriate discount rates, management considered its weighted average cost of capital as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value these intangible assets.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:


                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                             2006     2005     2004
                                                             ----     ----     ----
                                                                  (IN MILLIONS)


Balance at January 1,......................................  $218     $143     $ 94
Capitalization.............................................   129       83       65
Amortization...............................................   (17)      (8)     (16)
                                                             ----     ----     ----
Balance at December 31,....................................  $330     $218     $143
                                                             ====     ====     ====



  SEPARATE ACCOUNTS

     Separate account assets and liabilities at December 31, 2006, include pass-through separate accounts totaling $50.1 billion for which the policyholder assumes all investment risk. Separate account assets and liabilities at December 31, 2005, included two categories of account types: pass-through separate accounts totaling $43.6 billion and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $943 million. The average interest rates credited on these contracts were 4.5% at December 31, 2005.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $800 million, $467 million and $155 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     For the years ended December 31, 2006, 2005 and 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER GUARANTEED INTEREST CONTRACT PROGRAM

     The Company issues fixed and floating rate obligations under its guaranteed interest contract ("GIC") program which are denominated in either U.S. dollars or foreign currencies. During the year ended December 31, 2006, there were no new issuances in such obligations and there were repayments of $1.1 billion. During the years ended December 31, 2005 and 2004, there were no new issuances or repayments of such obligations. Accordingly, at December 31, 2006 and 2005, GICs outstanding, which are included in PABs, were $4.6 billion and $5.3 billion, respectively. During the years ended December 31, 2006, 2005 and 2004, interest credited on the contracts, which are included in interest credited to PABs, was $163 million, $80 million and $0, respectively.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policyholder benefits, is as follows:


                                                  YEARS ENDED DECEMBER 31,
                                                 -------------------------
                                                     2006          2005
                                                 -----------   -----------
                                                       (IN MILLIONS)


Balance at January 1,..........................  $       512   $        --
  Less: Reinsurance recoverables...............         (373)           --
                                                 -----------   -----------
Net balance January 1,.........................          139            --
                                                 -----------   -----------
Contribution of MetLife Connecticut by MetLife
  (Note 2).....................................           --           137
Incurred related to:
  Current year.................................           29            19
  Prior years..................................            4            (3)
                                                 -----------   -----------
                                                          33            16
                                                 -----------   -----------
Paid related to:
  Current year.................................           (2)           (1)
  Prior years..................................          (22)          (13)
                                                 -----------   -----------
                                                         (24)          (14)
                                                 -----------   -----------
Net balance at December 31,....................          148           139
  Add: Reinsurance recoverables................          403           373
                                                 -----------   -----------
Balance at December 31,........................  $       551   $       512
                                                 ===========   ===========



     There were no liabilities for unpaid claims and claims expenses for the year ended December 31, 2004.

     Claims and claim adjustment expenses associated with prior periods increased by $4 million for the year ended December 31, 2006, and decreased by $3 million for the year ended December 31, 2005. There were no claims and claim adjustment expenses associated with prior periods for the year ended December 31, 2004. In all periods presented, the change was due to differences between actual benefit periods and expected benefit periods for long-term care and disability contracts.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return").

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:


                                                                AT DECEMBER 31,
                                  ---------------------------------------------------------------------------
                                                 2006                                     2005
                                  ----------------------------------       ----------------------------------
                                      IN THE                 AT                IN THE                 AT
                                  EVENT OF DEATH       ANNUITIZATION       EVENT OF DEATH       ANNUITIZATION
                                  --------------       -------------       --------------       -------------
                                                                 (IN MILLIONS)


ANNUITY CONTRACTS(1)
RETURN OF NET DEPOSITS
  Separate account value........     $   8,213                 N/A            $   5,537                 N/A
  Net amount at risk(2).........     $      --(3)              N/A            $      --(3)              N/A
  Average attained age of
     contractholders............      61 years                 N/A             61 years                 N/A
ANNIVERSARY CONTRACT VALUE OR
  MINIMUM RETURN
  Separate account value........     $  44,036           $  13,179            $  40,744           $  10,081
  Net amount at risk(2).........     $   1,422(3)        $      30(4)         $     934(3)        $      38(4)
  Average attained age of
     contractholders............      58 years            60 years             60 years            60 years




                                                                    AT DECEMBER 31,
                                                              ---------------------------
                                                                 2006             2005
                                                              ----------       ----------
                                                               SECONDARY        SECONDARY
                                                              GUARANTEES       GUARANTEES
                                                              ----------       ----------
                                                                     (IN MILLIONS)



UNIVERSAL AND VARIABLE LIFE CONTRACTS(1)
Account value (general and separate account)...........        $   3,262        $   2,849
Net amount at risk(2)..................................        $  48,630(3)     $  44,943(3)
Average attained age of policyholders..................         57 years         56 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:


                                                      ANNUITY      UNIVERSAL AND VARIABLE
                                                     CONTRACTS         LIFE CONTRACTS
                                                  --------------   ----------------------
                                                    GUARANTEED            SECONDARY
                                                  DEATH BENEFITS         GUARANTEES         TOTAL
                                                  --------------   ----------------------   -----
                                                                   (IN MILLIONS)


Balance at January 1, 2004......................        $--                  $--             $--
Incurred guaranteed benefits....................         --                   --              --
Paid guaranteed benefits........................         --                   --              --
                                                        ---                  ---             ---
Balance at December 31, 2004....................         --                   --              --
Incurred guaranteed benefits....................          3                    9              12
Paid guaranteed benefits........................         --                   --              --
                                                        ---                  ---             ---
Balance at December 31, 2005....................          3                    9              12
Incurred guaranteed benefits....................         --                   22              22
Paid guaranteed benefits........................         (3)                  --              (3)
                                                        ---                  ---             ---
Balance at December 31, 2006....................        $--                  $31             $31
                                                        ===                  ===             ===




     MLI-USA had guaranteed death and annuitization benefit liabilities on its annuity contracts of $38 million and $28 million at December 31, 2006 and 2005, respectively. MLI-USA reinsures 100% of this liability with an affiliate and has a corresponding recoverable from affiliated reinsurers related to such guarantee liabilities.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:


                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2006      2005
                                                                -------   -------
                                                                  (IN MILLIONS)


Mutual Fund Groupings
  Equity......................................................  $37,992   $30,480
  Bond........................................................    2,831     2,952
  Balanced....................................................    2,790     3,273
  Money Market................................................      949       791
  Specialty...................................................      460       684
                                                                -------   -------
     Total....................................................  $45,022   $38,180
                                                                =======   =======



9.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. The Company has reinsured up to 90% of the mortality risk for all new individual life insurance policies. This practice was initiated by the Company for different products starting at various points in time between 1997 and 2004. On a case by case basis, the Company may retain up to $5 million per life on single life individual policies and reinsure 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In addition to reinsuring mortality risk, as described above, the Company reinsures other mortality and non-mortality risks, and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     MICC's workers' compensation business is reinsured through a 100% quota-share agreement with The Travelers Indemnity Company, an insurance subsidiary of The Travelers Companies, Inc.

     Effective July 1, 2000, MetLife Connecticut reinsured 90% of its individual long-term care insurance business with Genworth Life Insurance Company ("GLIC," formerly known as General Electric Capital Assurance Company), and its subsidiary, in the form of indemnity reinsurance agreements. In accordance with the terms of the reinsurance agreement, GLIC will effect assumption and novation of the reinsured contracts, to the extent permitted by law, no later than July 1, 2008. Effective June 30, 2005, MetLife Connecticut entered into an agreement with CIHC to effectively transfer the remaining results from the long-term care block of business from MetLife Connecticut to CIHC. Under the terms of this agreement, any gains remaining are payable to CIHC and any losses remaining are reimbursable from CIHC. MetLife Connecticut does, however, retain limited investment exposure related to the reinsured contracts. Citigroup unconditionally guarantees the performance of its subsidiary, CIHC.

     The Company reinsures the new production of fixed annuities and the riders containing benefit guarantees related to variable annuities to affiliated and non-affiliated reinsurers. The Company reinsures its risk associated with the secondary death benefit guarantee rider on certain universal life contracts to an affiliate. See Note 19.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:


                                                         YEARS ENDED DECEMBER
                                                                  31,
                                                         --------------------
                                                          2006    2005   2004
                                                         -----   -----   ----
                                                             (IN MILLIONS)


Direct premiums........................................  $ 599   $ 413    $13
Reinsurance assumed....................................     21      38     --
Reinsurance ceded......................................   (312)   (170)    (4)
                                                         -----   -----    ---
Net premiums...........................................  $ 308   $ 281    $ 9
                                                         =====   =====    ===
Reinsurance recoverables netted against policyholder
  benefits and claims..................................  $ 635   $ 560    $(1)
                                                         =====   =====    ===



     Reinsurance recoverables, included in premiums and other receivables, were $4.6 billion and $4.3 billion at December 31, 2006 and 2005, respectively, including $3.0 billion and $2.8 billion at December 31, 2006 and 2005, respectively, relating to reinsurance on the runoff of long-term care business and $1.3 billion and $1.4 billion at December 31, 2006 and 2005, respectively, relating to reinsurance on the runoff of workers compensation business. Reinsurance and ceded commissions payables, included in other liabilities were $99 million and $64 million at December 31, 2006 and 2005, respectively.

     For the year ended December 31, 2006, both reinsurance ceded and assumed include affiliated transactions of $21 million. For the year ended December 31, 2005, reinsurance ceded and assumed include affiliated transactions

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


of $12 million and $38 million, respectively. For the year ended December 31, 2004, both reinsurance ceded and assumed include affiliated transactions of $1 million.

10.  LONG-TERM DEBT -- AFFILIATED

     Long-term debt outstanding is as follows:


                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2006   2005
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)


Surplus notes, interest rate 7.349%, due 2035.....................  $400   $400
Surplus notes, interest rate 5%, due upon request.................    25     25
Surplus notes, interest rate LIBOR plus 0.75%, due upon request...    10     10
                                                                    ----   ----
  Total long-term debt -- affiliated..............................  $435   $435
                                                                    ====   ====



     Payments of interest and principal on these surplus notes, which are subordinate to all other debt, may be made only with the prior approval of the Delaware Insurance Commissioner.

     MetLife is the holder of a surplus note issued by MLI-USA in the amount of $400 million at December 31, 2006 and 2005.

     MLIG is the holder of two surplus notes issued by MLI-USA in the amounts of $25 million and $10 million at both December 31, 2006 and 2005. These surplus notes may be redeemed, in whole or in part, at the election of the Company at any time, subject to the prior approval of the Delaware Insurance Commissioner.

     The aggregate maturities of long-term debt as of December 31, 2006 are $400 million in 2035, and $35 million payable upon request and regulatory approval.

     Interest expense related to the Company's indebtedness, included in other expenses, was $31 million, $25 million and $2 million for the years ended December 31, 2006, 2005 and 2004, respectively.

11.  INCOME TAX

     The provision for income tax from continuing operations is as follows:


                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2006   2005   2004
                                                         ----   ----   ----
                                                            (IN MILLIONS)


Current:
  Federal..............................................  $ 18   $ (3)  $(91)
  State................................................    --     (2)     4
                                                         ----   ----   ----
     Subtotal..........................................    18     (5)   (87)
                                                         ----   ----   ----
Deferred:
  Federal..............................................   212    162    100
  State................................................    (2)    (1)     4
                                                         ----   ----   ----
     Subtotal..........................................   210    161    104
                                                         ----   ----   ----
Provision for income tax...............................  $228   $156   $ 17
                                                         ====   ====   ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:


                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2006   2005   2004
                                                         ----   ----   ----
                                                            (IN MILLIONS)


Tax provision at U.S. statutory rate...................  $288   $191    $15
Tax effect of:
  Tax-exempt investment income.........................   (62)   (27)    (3)
  Prior year tax.......................................    (9)    (9)    (1)
  Foreign operations, net of foreign income tax........    12     --     --
  State tax, net of federal benefit....................    --      2      6
  Other, net...........................................    (1)    (1)    --
                                                         ----   ----   ----
Provision for income tax...............................  $228   $156   $ 17
                                                         ====   ====   ====



     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:


                                                                    DECEMBER 31,
                                                                 -----------------
                                                                   2006      2005
                                                                 -------   -------
                                                                   (IN MILLIONS)


Deferred income tax assets:
  Benefit, reinsurance and other reserves......................  $ 2,238   $ 2,346
  Net unrealized investment losses.............................      171       224
  Capital loss carryforwards...................................      155        92
  Investments..................................................       63        --
  Operating lease reserves.....................................       13        13
  Net operating loss carryforwards.............................       10        --
  Employee benefits............................................        3         3
  Litigation-related...........................................        1        --
  Other........................................................       20        25
                                                                 -------   -------
                                                                   2,674     2,703
  Less: Valuation allowance....................................        4        --
                                                                 -------   -------
                                                                   2,670     2,703
                                                                 -------   -------
Deferred income tax liabilities:
  DAC and VOBA.................................................   (1,663)   (1,558)
  Investments..................................................       --       (25)
                                                                 -------   -------
                                                                  (1,663)   (1,583)
                                                                 -------   -------
Net deferred income tax asset..................................  $ 1,007   $ 1,120
                                                                 =======   =======



     At December 31, 2006, the Company has a net deferred income tax asset. If the Company determines that any of its deferred income tax assets will not result in future tax benefits, a valuation allowance must be established for the portion of these assets that are not expected to be realized. Based predominantly upon a review of the Company's anticipated future taxable income, but also including all other available evidence, both positive and negative, the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Company's management concluded that it is "more likely than not" that the net deferred income tax assets will be realized.

     Domestic net operating loss carryforwards amount to $15 million at December 31, 2006 and will expire beginning in 2025. Foreign net operating loss carryforwards amount to $35 million at December 31, 2006 with an expiration period of infinity. Capital loss carryforwards amount to $443 million at December 31, 2006 and will expire beginning in 2010.

     The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2006, the Company recorded a $4 million deferred income tax valuation allowance related to certain foreign net operating loss carryforwards.

     The Company will file a consolidated tax return with its includable life insurance subsidiaries. Non-includable subsidiaries file either a separate individual corporate tax return or a separate consolidated tax return. Under the Tax Allocation Agreement, the federal income tax will be allocated between the companies on a separate return basis and adjusted for credits and other amounts required by the Tax Allocation Agreement.

12.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company is a defendant in a number of litigation matters. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On a quarterly and yearly basis, the Company reviews relevant information with respect to liabilities for litigation and contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Unless stated below, estimates of possible additional losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2006.

     Macomber, et al. v. Travelers Property Casualty Corp., et al. (Conn. Super. Ct., Hartford, filed April 7, 1999). An amended putative class action complaint was filed against MLAC, Travelers Equity Sales, Inc. and certain former affiliates. The amended complaint alleges Travelers Property Casualty Corporation, a former MLAC affiliate, purchased structured settlement annuities from MLAC and spent less on the purchase of those structured settlement annuities than agreed with claimants, and that commissions paid to brokers for the structured settlement annuities, including an affiliate of MLAC, were paid in part to Travelers Property Casualty Corporation. On May 26, 2004, the Connecticut Superior Court certified a nationwide class action involving the following claims against MLAC: violation of the Connecticut Unfair Trade Practice Statute, unjust enrichment, and civil conspiracy. On June 15, 2004, the defendants appealed the class certification order. In March 2006, the Connecticut Supreme Court reversed the trial court's certification of a class. Plaintiff may seek to file another motion for class certification. Defendants have moved for summary judgment.

     A former registered representative of Tower Square Securities, Inc. ("Tower Square"), a broker-dealer subsidiary of MICC, is alleged to have defrauded individuals by diverting funds for his personal use. In June 2005, the SEC issued a formal order of investigation with respect to Tower Square and served Tower Square with a subpoena. The Securities and Business Investments Division of the Connecticut Department of Banking and NASD are also reviewing this matter. On April 18, 2006, the Connecticut Department of Banking issued a notice to Tower Square asking it to demonstrate its prior compliance with applicable Connecticut securities laws and regulations. In the context of the above, a number of NASD arbitration matters and litigation matters were commenced in 2005 and 2006 against Tower Square. It is reasonably possible that other actions will be brought regarding this matter. Tower Square intends to fully cooperate with the SEC, NASD and the Connecticut Department of Banking, as appropriate, with respect to the matters described above.

     Regulatory bodies have contacted the Company and have requested information relating to various regulatory issues regarding mutual funds and variable insurance products, including the marketing of such products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The Company is fully cooperating with regard to these information requests and investigations. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     In addition, the Company is a defendant or co-defendant in various other litigation matters in the normal course of business. These may include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise. Further, state insurance regulatory authorities and other federal and state authorities may make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     In the opinion of the Company's management, the ultimate resolution of these legal and regulatory proceedings would not be likely to have a material adverse effect on the Company's consolidated financial position or liquidity, but, if involving monetary liability, may be material to the Company's operating results for any particular period.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments are as follows:


                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2006   2005
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)


Other Assets:
  Premium tax offset for future undiscounted assessments...........   $ 9    $ 9
  Premium tax offsets currently available for paid assessments.....     1      2
                                                                      ---    ---
                                                                      $10    $11
                                                                      ===    ===
Liability:
  Insolvency assessments...........................................   $19    $19
                                                                      ===    ===



     Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2006, 2005 and 2004.

COMMITMENTS

  LEASES

     The Company, as lessee, has entered into lease agreements for office space. Future sublease income is projected to be insignificant. Future minimum rental income and minimum gross rental payments relating to these lease agreements are as follows:


                                                               RENTAL   GROSS RENTAL
                                                               INCOME     PAYMENTS
                                                               ------   ------------
                                                                   (IN MILLIONS)


2007.........................................................    $ 1         $15
2008.........................................................    $ 1         $15
2009.........................................................    $ 1         $ 8
2010.........................................................    $ 1         $ 6
2011.........................................................    $--         $ 6


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $616 million and $715 million at December 31, 2006 and 2005, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $665 million and $339 million at December 31, 2006 and 2005, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES

     The Company commits to lend funds under bank credit facilities. The amount of these unfunded commitments was $173 million at December 31, 2006. The Company did not have any unfunded commitments related to bank credit facilities at December 31, 2005.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER COMMITMENTS

     MICC is a member of the Federal Home Loan Bank of Boston ("FHLB of Boston") and holds $70 million of common stock of the FHLB of Boston, which is included in equity securities on the Company's consolidated balance sheets. MICC has also entered into several funding agreements with the FHLB of Boston whereby MICC has issued such funding agreements in exchange for cash and for which the FHLB of Boston has been granted a blanket lien on certain MICC assets, including residential mortgages, mortgage-backed securities, obligations of or guaranteed by the United States, state and municipal obligations and corporate debt, to collateralize MICC's obligations under the funding agreements. MICC maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. The funding agreements and the related security agreement represented by this blanket lien provide that upon any event of default by MICC, the FHLB of Boston's recovery is limited to the amount of MICC's liability to the FHLB of Boston. The amount of the Company's liability for funding agreements with the FHLB of Boston was $926 million and $1.1 billion at December 31, 2006 and 2005, respectively, which is included in PABs.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, such as in the case of MetLife International Insurance Company, Ltd. ("MLII," formerly, Citicorp International Life Insurance Company, Ltd.), an affiliate, discussed below, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

     The Company has provided a guarantee on behalf of MLII. This guarantee is triggered if MLII cannot pay claims because of insolvency, liquidation or rehabilitation. The agreement was terminated as of December 31, 2004, but termination does not affect policies previously guaranteed. Life insurance coverage in-force under this guarantee was $444 million and $447 million at December 31, 2006 and 2005, respectively. The Company does not hold any collateral related to this guarantee.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     In connection with synthetically created investment transactions, the Company writes credit default swap obligations requiring payment of principal due in exchange for the referenced credit obligation, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company's maximum amount at risk, assuming the value of the referenced credits becomes worthless, was $54 million at December 31, 2006. The credit default swaps expire at various times during the next two years.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

13.  EMPLOYEE BENEFIT PLANS

     Subsequent to the Acquisition, the Company became a participating affiliate in qualified and non-qualified, noncontributory defined benefit pension and other postretirement plans sponsored by Metropolitan Life. Employees were credited with prior service recognized by Citigroup, solely (with regard to pension purposes) for the purpose of determining eligibility and vesting under the Metropolitan Life Retirement Plan for United States Employees ("Plan"), a noncontributory qualified defined benefit pension plan, with respect to benefits earned under the Plan subsequent to the Acquisition Date. Net periodic expense related to these plans is based on the employee population as of the valuation date at the beginning of the year. Pension expense of $8 million related to the Metropolitan Life plans was allocated to the Company for the year ended December 31, 2006. There were no expenses allocated to the Company for the six months ended December 31, 2005.

14.  EQUITY

  COMMON STOCK

     The Company has 40,000,000 authorized shares of common stock, 34,595,317 shares of which are outstanding as of December 31, 2006. Of such outstanding shares, 30,000,000 shares are owned directly by MetLife and the remaining shares are owned by MLIG. The par value of the common stock presented in the statement of stockholders' equity prior to the Acquisition Date has been adjusted to reflect the par value of MetLife Connecticut's shares issued to MLIG in exchange for MLI-USA's outstanding common stock. See Note 3.

  DIVIDEND RESTRICTIONS

     The table below sets forth the dividends permitted to be paid to MetLife without insurance regulatory approval and actual dividends paid to MetLife:


                                                                                         2007
                                                                                    -------------
                                                  2005              2006
                                                -------   -----------------------
                                                                    PERMITTED W/O   PERMITTED W/O
COMPANY                                         PAID(1)   PAID(1)    APPROVAL (2)    APPROVAL(3)
-------                                         -------   -------   -------------   -------------
                                                                  (IN MILLIONS)


MetLife Insurance Company of Connecticut......    $--       $917(4)      $--             $690



--------

   (1) Includes amounts paid including those requiring regulatory approval.

   (2) Reflects dividend amounts paid during the relevant year without prior regulatory approval.

   (3) Reflects dividend amounts that may be paid during 2007 without prior regulatory approval. If paid before a specified date during 2007, some or all of such dividend amounts may require regulatory approval.

   (4) Includes a return of capital of $259 million.

     Under Connecticut State Insurance Law, MetLife Connecticut is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to its parent as long as the amount of such dividends, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. MetLife Connecticut will be permitted to pay a cash dividend in excess of the greater of such two amounts only if it files notice of its declaration of such a dividend and the amount thereof with the Connecticut Commissioner of Insurance ("Connecticut Commissioner") and the Connecticut Commissioner does not disapprove the payment within 30 days after notice. In addition, any dividend that exceeds earned surplus (unassigned funds, reduced by 25% of unrealized appreciation in value or revaluation of assets or unrealized profits on investments) as of the last filed annual statutory statement requires insurance regulatory approval. Under Connecticut State Insurance Law, the Connecticut Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. The Connecticut State Insurance Law requires prior approval for any dividends for a period of two years following a change in control. As a result of the

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Acquisition on July 1, 2005, under Connecticut State Insurance Law, all dividend payments by MetLife Connecticut through June 30, 2007 require prior approval of the Connecticut Commissioner.

  DIVIDEND RESTRICTIONS OF SUBSIDIARIES

     MLAC is regulated under Connecticut State Insurance Law as described above. As a result of the acquisition on July 1, 2005, under Connecticut State Insurance Law all dividend payments by MLAC through June 30, 2007 to the Company require prior approval of the Connecticut Commissioner. MLAC did not pay any dividends in 2006.Since MLAC's statutory unassigned funds surplus is negative, MLAC cannot pay any dividends without prior approval of the Commissioner.

     Under Delaware State Insurance Law, MLI-USA is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to its parent as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). MLI-USA will be permitted to pay a cash dividend to MetLife Connecticut in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner of Insurance ("Delaware Commissioner") and the Delaware Commissioner does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as unassigned funds) as of the last filed annual statutory statement requires insurance regulatory approval. Under Delaware State Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. MLI-USA did not pay dividends for the year ended December 31, 2006. Since MLI-USA's statutory unassigned funds surplus is negative, MLI-USA cannot pay any dividends without prior approval of the Delaware Commissioner.

CAPITAL CONTRIBUTIONS

     On September 30, 2006, MLI-USA received a capital contribution from MetLife of $162 million in the form of intangible assets related to VODA, and the associated deferred income tax liability, which is more fully described in Note 8.

     See also Note 3 for information related to the change in the reporting entity.

     MLI-USA received a cash contribution of $300 million from MLIG during the year ended December 31, 2004.

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company and its insurance subsidiaries each exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Connecticut Insurance Department and the Delaware Insurance Department have adopted Codification with certain modifications for the preparation of statutory financial statements of insurance companies in Connecticut and

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Delaware, respectively. Modifications by the various state insurance departments may impact the effect of Codification on the statutory capital and surplus of MetLife Connecticut and each of its insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company is the net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year.

     Further, statutory accounting principles do not give recognition to purchase accounting adjustments made as a result of the Acquisition.

     Statutory net income of MetLife Connecticut, a Connecticut domiciled insurer, was $749 million, $1.0 billion and $975 million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus, as filed with the Connecticut Insurance Department, was $4.1 billion and $4.0 billion at December 31, 2006 and 2005, respectively.

     Statutory net income (loss) of MLAC, a Connecticut domiciled insurer, was $107 million, ($97) million and ($211) million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus, as filed with the Connecticut Insurance Department, was $740 million and $765 million at December 31, 2006 and 2005, respectively.

     Statutory net income (loss) of MLI-USA, a Delaware domiciled insurer, was ($116) million, ($227) million and ($201) million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus, as filed with the Delaware Insurance Department, was $575 million and $555 million at December 31, 2006 and 2005, respectively.

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2006, 2005 and 2004, in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:


                                                               YEARS ENDED DECEMBER
                                                                        31,
                                                              ----------------------
                                                               2006     2005    2004
                                                              -----   -------   ----
                                                                   (IN MILLIONS)


Holding gains (losses) on investments arising during the
  year......................................................  $(434)  $(1,148)  $(37)
Income tax effect of holding gains (losses).................    147       402     14
Reclassification adjustments:
  Recognized holding (gains) losses included in current year
     income.................................................    487       295      2
  Amortization of premiums and accretion of discounts
     associated with investments............................     60        96     21
  Income tax effect.........................................   (186)     (137)    (8)
Allocation of holding losses on investments relating to
  other policyholder amounts................................     42        71     10
Income tax effect of allocation of holding losses to other
  policyholder amounts......................................    (14)      (25)    (4)
                                                              -----   -------   ----
Net unrealized investment gains (losses)....................    102      (446)    (2)
                                                              -----   -------   ----
Foreign currency translation adjustment.....................     (2)        2     --
                                                              -----   -------   ----
     Other comprehensive income (loss)......................  $ 100   $  (444)  $ (2)
                                                              =====   =======   ====


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

15.  OTHER EXPENSES

     Information on other expenses is as follows:


                                                             YEARS ENDED DECEMBER 31,
                                                          ------------------------------
                                                           2006         2005        2004
                                                          ------   -------------   -----
                                                                   (IN MILLIONS)


Compensation............................................  $  211       $ 100       $  --
Commissions.............................................     712         931         237
Interest and debt issue costs...........................      31          25           2
Amortization of DAC and VOBA............................     488         288         115
Capitalization of DAC...................................    (721)       (886)       (281)
Rent, net of sublease income............................      11           7          --
Minority interest.......................................      26           1          --
Insurance tax...........................................      42          10           3
Other...................................................     373         202         103
                                                          ------       -----       -----
  Total other expenses..................................  $1,173       $ 678       $ 179
                                                          ======       =====       =====



16.  BUSINESS SEGMENT INFORMATION

     Prior to the acquisition of MetLife Connecticut by MetLife, MLI-USA operated as a single segment. On the Acquisition Date, MetLife reorganized the Company's operations into two operating segments, Individual and Institutional, as well as Corporate & Other, so as to more closely align the acquired business with the manner in which MetLife manages its existing businesses. Individual offers a wide variety of protection and asset accumulation products, including life insurance, annuities and mutual funds. Institutional offers a broad range of group insurance and retirement & savings products and services, including group life insurance and other insurance products and services. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements. Corporate & Other contains the excess capital not allocated to the business segments, various start-up entities and run-off business, the Company's ancillary international operations, interest expense related to the majority of the Company's outstanding debt, expenses associated with certain legal proceedings and the elimination of intersegment transactions.

     Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. As a part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity.

     The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. Subsequent to the Acquisition Date, the Company allocates equity to each segment based upon the economic capital model used by MetLife that allows MetLife and the Company to effectively manage its capital. The Company evaluates the performance of each segment based upon net income excluding net investment gains (losses), net of income tax, and adjustments related to net investment gains (losses), net of income tax.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2006 and 2005.


                                                                              CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2006               INDIVIDUAL  INSTITUTIONAL     OTHER       TOTAL
------------------------------------               ----------  -------------  -----------  --------
                                                                     (IN MILLIONS)


STATEMENT OF INCOME:
Premiums.........................................    $   218      $    65       $    25    $    308
Universal life and investment-type product policy
  fees...........................................      1,244           24            --       1,268
Net investment income............................        985        1,449           405       2,839
Other revenues...................................        195           15             2         212
Net investment gains (losses)....................       (194)        (282)          (45)       (521)
Policyholder benefits and claims.................        315          450            27         792
Interest credited to policyholder account
  balances.......................................        669          647            --       1,316
Other expenses...................................      1,045           16           112       1,173
                                                     -------      -------       -------    --------
Income before provision for income tax...........        419          158           248         825
Provision for income tax.........................        145           55            28         228
                                                     -------      -------       -------    --------
Net income.......................................    $   274      $   103       $   220    $    597
                                                     =======      =======       =======    ========
BALANCE SHEET:
Total assets.....................................    $76,897      $35,982       $11,208    $124,087
DAC and VOBA.....................................    $ 4,946      $   165       $    --    $  5,111
Goodwill.........................................    $   234      $   312       $   407    $    953
Separate account assets..........................    $47,566      $ 2,501       $    --    $ 50,067
Policyholder liabilities.........................    $24,429      $27,391       $ 4,446    $ 56,266
Separate account liabilities.....................    $47,566      $ 2,501       $    --    $ 50,067

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                              CORPORATE &
FOR THE YEAR ENDED DECEMBER 31, 2005(1)            INDIVIDUAL  INSTITUTIONAL     OTHER       TOTAL
---------------------------------------            ----------  -------------  -----------  --------
                                                                     (IN MILLIONS)


STATEMENT OF INCOME:
Premiums.........................................    $   152      $   116       $    13    $    281
Universal life and investment-type product policy
  fees...........................................        845           17            --         862
Net investment income............................        530          712           196       1,438
Other revenues...................................        121           10             1         132
Net investment gains (losses)....................       (113)         (87)            2        (198)
Policyholder benefits and claims.................        224          324            22         570
Interest credited to policyholder account
  balances.......................................        417          303            --         720
Other expenses...................................        640           30             8         678
                                                     -------      -------       -------    --------
Income before provision for income tax...........        254          111           182         547
Provision for income tax.........................         53           38            65         156
                                                     -------      -------       -------    --------
Net income.......................................    $   201      $    73       $   117    $    391
                                                     =======      =======       =======    ========
BALANCE SHEET:
Total assets.....................................    $71,385      $38,072       $11,791    $121,248
DAC and VOBA.....................................    $ 4,753      $   161       $    --    $  4,914
Goodwill.........................................    $   227      $   305       $   392    $    924
Separate account assets..........................    $41,347      $ 3,177       $    --    $ 44,524
Policyholder liabilities.........................    $24,855      $28,340       $ 4,282    $ 57,477
Separate account liabilities.....................    $41,347      $ 3,177       $    --    $ 44,524


--------

(1) Includes six months of results for MetLife Connecticut and its subsidiaries and twelve months of results for MLI-USA.

     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Revenues derived from any customer did not exceed 10% of consolidated revenues for the years ended December 31, 2006, 2005 and 2004. Substantially all of the Company's revenues originated in the United States.

17.  DISCONTINUED OPERATIONS

  REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or fair value less expected disposition costs.

     In the Institutional segment, the Company had $1 million of investment income and $1 million of investment expense related to discontinued operations resulting in no change to net investment income for the year ended December 31, 2006. The Company had no investment income or expense related to discontinued operations for the years ended December 31, 2005 and 2004.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The carrying value of real estate related to discontinued operations was $7 million and $5 million at December 31, 2006 and 2005, respectively.

18.  FAIR VALUE INFORMATION

     The estimated fair value of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments are as follows:


                                                         NOTIONAL   CARRYING    ESTIMATED
                                                         AMOUNT       VALUE    FAIR VALUE
DECEMBER 31, 2006                                        --------   --------   ----------
                                                                   (IN MILLIONS)


Assets:
  Fixed maturity securities............................              $47,846     $47,846
  Equity securities....................................              $   795     $   795
  Mortgage and consumer loans..........................              $ 3,595     $ 3,547
  Policy loans.........................................              $   918     $   918
  Short-term investments...............................              $   777     $   777
  Cash and cash equivalents............................              $   649     $   649
  Accrued investment income............................              $   597     $   597
  Mortgage loan commitments............................    $665      $    --     $     1
  Commitments to fund bank credit facilities...........    $173      $    --     $    --
Liabilities:
  Policyholder account balances........................              $29,780     $28,028
  Long-term debt -- affiliated.........................              $   435     $   425
  Payables for collateral under securities loaned and
     other transactions................................              $ 9,155     $ 9,155




                                                         NOTIONAL   CARRYING    ESTIMATED
                                                         AMOUNT       VALUE    FAIR VALUE
DECEMBER 31, 2005                                        --------   --------   ----------
                                                                   (IN MILLIONS)


Assets:
  Fixed maturity securities............................              $52,589     $52,589
  Trading Securities...................................              $   452     $   452
  Equity securities....................................              $   421     $   421
  Mortgage and consumer loans..........................              $ 2,543     $ 2,553
  Policy loans.........................................              $   916     $   916
  Short-term investments...............................              $ 1,769     $ 1,769
  Cash and cash equivalents............................              $   571     $   571
  Accrued investment income............................              $   602     $   602
  Mortgage loan commitments............................    $339      $    --     $    (2)
Liabilities:
  Policyholder account balances........................              $32,877     $31,621
  Long-term debt -- affiliated.........................              $   435     $   443
  Payables for collateral under securities loaned and
     other transactions................................              $ 9,737     $ 9,737

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  FIXED MATURITY SECURITIES, TRADING SECURITIES AND EQUITY SECURITIES

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.


  MORTGAGE AND CONSUMER LOANS, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND BANK CREDIT FACILITIES

     Fair values for mortgage and consumer loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments and commitments to fund bank credit facilities, the estimated fair value is the net premium or discount of the commitments.

  POLICY LOANS

     The carrying values for policy loans approximate fair value.

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

  ACCRUED INVESTMENT INCOME

     The carrying value for accrued investment income approximates fair value.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of PABs which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of PABs without final contractual maturities are assumed to equal their current net surrender value.

  LONG-TERM DEBT

     The fair values of long-term debt are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

  PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying value for payables for collateral under securities loaned and other transactions approximate fair value.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative financial instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, caps, floors, and options are based upon quotations obtained from dealers or other reliable sources. See Note 5 for derivative fair value disclosures.

19.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     The Company has entered into a Master Service Agreement with Metropolitan Life who provides administrative, accounting, legal and similar services to the Company. Metropolitan Life charged the Company $167 million, $15 million and $14 million, included in other expenses, for services performed under the Master Service Agreement for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company entered into a Service Agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $154 million, $49 million and $43 million, included in other expenses, for services performed under the Service Agreement for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company has entered into various agreements with other affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $190 million, $48 million and $52 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     In 2005, MLI-USA entered into Broker-Dealer Wholesale Sales Agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on MLI-USA's behalf, fixed rate insurance products through authorized retailers. MLI-USA agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged MLI-USA $65 million, included in other expenses, for the year ended December 31, 2006. MLI-USA did not incur any such expenses for the years ended December 31, 2005 and 2004.

     The Company had payables from affiliates of $9 million and $3 million at December 31, 2006 and 2005, respectively, excluding affiliated reinsurance balances discussed below.

  INVESTMENT TRANSACTIONS

     As of December 31, 2006 and 2005, the Company held $581 million and $346 million, respectively, of its total invested assets in the MetLife Money Market Pool and the MetLife Intermediate Income Pool which are affiliated partnerships. These amounts are included in short-term investments.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:


                                                                   YEARS ENDED
                                                                  DECEMBER 31,
                                                               ------------------
                                                               2006   2005   2004
                                                               ----   ----   ----
                                                                  (IN MILLIONS)


Fair market value of assets transferred to affiliates........  $164   $ 79   $320
Amortized cost of assets transferred to affiliates...........  $164   $ 78   $324
Net investment gains (losses) recognized on transfers........  $ --   $  1   $ (4)
Fair market value of assets transferred from affiliates......  $ 89   $830   $ --

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  REINSURANCE TRANSACTIONS

     As of December 1, 2006, the Company acquired a block of structured settlement business from Texas Life Insurance Company ("Texas Life"), a wholly-owned subsidiary of MetLife, through an assumptive reinsurance agreement. This transaction increased future policyholder benefits of the Company by $1.3 billion and decreased deferred income tax liabilities by $142 million. A receivable at December 31, 2006 was held by the Company of $1.2 billion, related to premiums and other consideration which is expected to be paid by Texas Life during the first quarter of 2007.

     The Company also has reinsurance agreements with MetLife and certain of its subsidiaries, including Metropolitan Life, Reinsurance Group of America, Incorporated, MetLife Reinsurance Company of South Carolina, Exeter Reassurance Company, Ltd., General American Life Insurance Company ("GALIC"), and Mitsui Sumitomo MetLife Insurance Co., Ltd. As of December 31, 2006, the Company had reinsurance related assets and liabilities from these agreements totaling $2.8 billion and $1.2 billion, respectively. Prior-year comparable assets and liabilities were $2.5 billion and $1.2 billion, respectively.

     Effective January 1, 2005, MLI-USA entered into a reinsurance agreement to assume an in-force block of business from GALIC. This agreement covered certain term and universal life policies issued by GALIC on and after January 1, 2000 through December 31, 2004. This agreement also covers certain term and universal life policies issued on or after January 1, 2005. Under this agreement GALIC transferred $797 million of liabilities and $411 million in assets to MLI-USA related to the policies in-force as of December 31, 2004. MLI-USA also paid and deferred 100% of a ceding commission to GALIC of $386 million resulting in no gain or loss on the transfer of the in-force business as of January 1, 2005.

     The following tables reflect related party reinsurance information:


                                                             YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                         2006    2005   2004
                                                         ----   -----   ----
                                                            (IN MILLIONS)


Assumed premiums.......................................  $ 21   $  37    $--
Assumed fees, included in universal life and
  investment-type product policy fees..................    65     194     --
Assumed fees, included in net investment gains
  (losses).............................................    --       6     --
Assumed benefits, included in policyholder benefits and
  claims...............................................    11      32     --
Assumed benefits, included in interest credited to
  policyholder account balances........................    49      42     --
Assumed fees, included in other expenses...............    39     543     --
Assumed deferred acquisition costs, included in other
  expenses.............................................    19    (432)    --
                                                         ----   -----    ---
  Total assumed........................................  $204   $ 422    $--
                                                         ====   =====    ===
Ceded premiums.........................................  $ 21   $  12    $ 1
Ceded fees, included in universal life and investment-
  type product policy fees.............................   130      93     37
Ceded fees, included in other revenues.................    68      55     12
Ceded benefits, included in policyholder benefits and
  claims...............................................    86      92     19
Ceded fees, included in other expenses.................    64      97     --
Ceded deferred acquisition costs, included in other
  expenses.............................................    13      85     --
Ceded derivative gains (loss), included in net
  investment gains (losses)............................   (31)      5     --
                                                         ----   -----    ---
  Total ceded..........................................  $351   $ 439    $69
                                                         ====   =====    ===


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                    DECEMBER 31,
                                                                  ---------------
                                                                   2006     2005
                                                                  ------   ------
                                                                   (IN MILLIONS)


Reinsurance recoverables, included in premiums and other
  receivables...................................................  $2,359   $2,079
Reinsurance recoverables, included in other assets..............  $   89   $   88
Assumed (ceded) deferred acquisition costs, included in DAC.....  $  306   $  342
Assumed liabilities, included in other liabilities..............  $    8   $   24
Ceded balances payable, included in other liabilities...........  $   55   $  140
Derivative liabilities, included in policyholder account
  balances......................................................  $  (57)  $  (23)
Assumed liabilities, included in future policy benefits.........  $   26   $   23
Assumed liabilities, included in other policyholder funds.......  $1,182   $1,001


20.  SUBSEQUENT EVENT

     On March 27, 2007, the Company entered into a secured demand note with MetLife Securities, Inc. ("MSI") under which the Company agreed to fund MSI with up to $60 million of cash upon MSI's request. In connection with this agreement, the Company transferred securities with a fair value of $71 million to an MSI custody account to secure the note.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE I

                     CONSOLIDATED SUMMARY OF INVESTMENTS --
                    OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2006

                                  (IN MILLIONS)


                                                                                    AMOUNT AT
                                                     COST OR         ESTIMATED   WHICH SHOWN ON
                                                AMORTIZED COST(1)   FAIR VALUE    BALANCE SHEET
                                                -----------------   ----------   --------------


TYPE OF INVESTMENTS
Fixed Maturity Securities:
  Bonds:
     U.S. Treasury/agency securities..........       $ 5,455          $ 5,336        $ 5,336
     State and political subdivision
       securities.............................         1,062            1,030          1,030
     Foreign government securities............           533              573            573
     Public utilities.........................         2,274            2,233          2,233
     All other corporate bonds................        19,390           19,057         19,057
  Mortgage-backed and other asset-backed
     securities...............................        18,462           18,400         18,400
  Redeemable preferred stock..................         1,230            1,217          1,217
                                                     -------          -------        -------
     Total fixed maturity securities..........        48,406           47,846         47,846
                                                     -------          -------        -------
Equity Securities:
  Common stock:
     Banks, trust and insurance companies.....             1                1              1
     Industrial, miscellaneous and all other..           105              110            110
  Non-redeemable preferred stock..............           671              684            684
                                                     -------          -------        -------
     Total equity securities..................           777              795            795
                                                     -------          -------        -------
Mortgage and consumer loans...................         3,595                           3,595
Policy loans..................................           918                             918
Real estate and real estate joint ventures....           180                             180
Other limited partnership interests...........         1,082                           1,082
Short-term investments........................           777                             777
Other invested assets.........................         1,241                           1,241
                                                     -------                         -------
     Total investments........................       $56,976                         $56,434
                                                     =======                         =======



--------

   (1) Cost for fixed maturity securities and mortgage and consumer loans represents original cost reduced by repayments, net valuation allowances and writedowns from other-than-temporary declines in value and adjusted for amortization of premiums or accretion of discount; for equity securities, cost represents original cost reduced by writedowns from other-than-temporary declines in value; for real estate, cost represents original cost reduced by writedowns and adjusted for valuation allowances and depreciation; cost for real estate joint ventures and other limited partnership interests represents original cost reduced for other-than-temporary impairments or original cost adjusted for equity in earnings and distributions.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE II

                  CONDENSED FINANCIAL INFORMATION OF REGISTRANT
                           DECEMBER 31, 2006 AND 2005

                                  (IN MILLIONS)


                                                                  2006      2005
                                                                -------   -------


CONDENSED BALANCE SHEETS
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $38,293 and $42,526,
     respectively)............................................  $37,794   $41,947
  Equity securities available-for-sale, at estimated fair
     value (cost: $703 and $418, respectively)................      719       415
  Mortgage and consumer loans.................................    2,822     1,837
  Policy loans................................................      825       843
  Real estate and real estate joint ventures held-for-
     investment...............................................      143        71
  Real estate held-for-sale...................................        7        --
  Other limited partnership interests.........................      884     1,106
  Short-term investments......................................      186     1,219
  Investment in subsidiaries..................................    3,499     3,187
  Other invested assets.......................................      893       698
                                                                -------   -------
     Total investments........................................   47,772    51,323
Cash and cash equivalents.....................................      291       331
Accrued investment income.....................................      473       474
Premiums and other receivables................................    6,128     4,706
Deferred policy acquisition costs and value of business
  acquired....................................................    1,849     1,924
Current income tax recoverable................................       --        56
Deferred income tax assets....................................    1,281     1,113
Goodwill......................................................      646       612
Other assets..................................................      129       102
Separate account assets.......................................   19,205    19,058
                                                                -------   -------
     Total assets.............................................  $77,774   $79,699
                                                                =======   =======

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
  Future policy benefits......................................  $17,613   $16,337
  Policyholder account balances...............................   24,764    27,298
  Other policyholder funds....................................      213       219
  Current income taxes payable................................       46        --
  Payables for collateral under securities loaned and other
     transactions.............................................    8,152     8,620
  Other liabilities...........................................      366       734
  Separate account liabilities................................   19,205    19,058
                                                                -------   -------
     Total liabilities........................................   70,359    72,266
                                                                -------   -------
STOCKHOLDERS' EQUITY:
Common stock, par value $2.50 per share; 40,000,000 shares
  authorized; 34,595,317 shares issued and outstanding at
  December 31, 2006 and 2005..................................       86        86
Additional paid-in capital....................................    7,123     7,180
Retained earnings.............................................      520       581
Accumulated other comprehensive income (loss).................     (314)     (414)
                                                                -------   -------
     Total stockholders' equity...............................    7,415     7,433
                                                                -------   -------
     Total liabilities and stockholders' equity...............  $77,774   $79,699
                                                                =======   =======




           See accompanying notes to condensed financial information.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE II

          CONDENSED FINANCIAL INFORMATION OF REGISTRANT -- (CONTINUED)
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                  (IN MILLIONS)


                                                               YEARS ENDED DECEMBER
                                                                        31,
                                                               --------------------
                                                                2006          2005
                                                               ------        ------


CONDENSED STATEMENTS OF INCOME
REVENUES
Premiums.....................................................  $  176        $  206
Universal life and investment-type product policy fees.......     381           185
Net investment income........................................   2,167         1,044
Equity in earnings of subsidiaries...........................     277           225
Other revenues...............................................      42            32
Net investment gains (losses)................................    (397)         (159)
                                                               ------        ------
  Total revenues.............................................   2,646         1,533
                                                               ------        ------
EXPENSES
Policyholder benefits and claims.............................     599           433
Interest credited to policyholder account balances...........     926           429
Other expenses...............................................     388           195
                                                               ------        ------
  Total expenses.............................................   1,913         1,057
                                                               ------        ------
Income before provision for income tax.......................     733           476
Provision for income tax.....................................     136            85
                                                               ------        ------
Net income...................................................  $  597        $  391
                                                               ======        ======




           See accompanying notes to condensed financial information.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE II

          CONDENSED FINANCIAL INFORMATION OF REGISTRANT -- (CONTINUED)
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

                                  (IN MILLIONS)


                                                               YEARS ENDED DECEMBER
                                                                       31,
                                                             -----------------------
                                                               2006           2005
                                                             --------       --------


CONDENSED STATEMENT OF CASH FLOWS
Net cash provided by operating activities..................  $    899       $  2,000
                                                             --------       --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities.............................    22,406         18,453
     Equity securities.....................................       218            181
     Mortgage and consumer loans...........................       878            687
     Real estate and real estate joint ventures............       127             44
     Other limited partnership interests...................       537            152
  Purchases of:
     Fixed maturity securities.............................   (19,021)       (26,517)
     Equity securities.....................................       (62)            --
     Mortgage and consumer loans...........................    (1,870)          (460)
     Real estate and real estate joint ventures............       (53)            --
     Other limited partnership interests...................      (295)          (233)
  Net change in policy loans...............................        18              5
  Net change in short-term investments.....................     1,033            633
  Net change in other invested assets......................      (129)          (728)
  Other, net...............................................        (1)            17
                                                             --------       --------
Net cash provided by (used in) investing activities........  $  3,786       $ (7,766)
                                                             --------       --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits..............................................  $  1,633       $  7,075
     Withdrawals...........................................    (4,936)        (8,682)
  Net change in payables for collateral under securities
     loaned and other transactions.........................      (468)         7,458
  Dividends on common stock................................      (917)            --
  Other, net...............................................       (37)           (61)
                                                             --------       --------
Net cash (used in) provided by financing activities........    (4,725)         5,790
                                                             --------       --------
Change in cash and cash equivalents........................       (40)            24
Cash and cash equivalents, beginning of period.............       331            307
                                                             --------       --------
CASH AND CASH EQUIVALENTS, END OF PERIOD...................  $    291       $    331
                                                             ========       ========
Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Income tax............................................  $     88       $     51
                                                             ========       ========
  Non-cash transactions during the period:
     Contribution of other intangible assets, net of income
       tax.................................................  $    162       $     --
     Contribution of goodwill from MetLife, Inc. ..........  $     32       $     --
                                                             ========       ========


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE II

             NOTES TO CONDENSED FINANCIAL INFORMATION OF REGISTRANT

1.  SUMMARY OF ACCOUNTING POLICIES

  BUSINESS

     "MICC" or the "Company" refers to MetLife Insurance Company of Connecticut (formerly, The Travelers Insurance Company), a Connecticut corporation incorporated in 1863 ("MetLife Connecticut"), and its subsidiaries, including MetLife Life and Annuity Company of Connecticut ("MLAC," formerly The Travelers Life and Annuity Company) and MetLife Investors USA Insurance Company ("MLI-USA"). The Company is a subsidiary of MetLife, Inc. ("MetLife"). The Company offers individual annuities, individual life insurance, and institutional protection and asset accumulation products.

     On July 1, 2005 (the "Acquisition Date"), MetLife Connecticut became a wholly-owned subsidiary of MetLife. MetLife Connecticut, together with substantially all of Citigroup Inc.'s ("Citigroup") international insurance businesses, excluding Primerica Life Insurance Company and its subsidiaries ("Primerica") (collectively, "Travelers"), were acquired by MetLife from Citigroup (the "Acquisition") for $12.1 billion. See Note 2 of the consolidated financial statements for further information on the Acquisition.

     On October 11, 2006, MetLife Connecticut and MetLife Investors Group, Inc. ("MLIG"), both subsidiaries of MetLife, entered into a Transfer Agreement ("Transfer Agreement"), pursuant to which MetLife Connecticut agreed to acquire all of the outstanding stock of MLI-USA from MLIG in exchange for shares of MetLife Connecticut's common stock. To effectuate the exchange of shares, MetLife returned 10,000,000 shares just prior to the closing of the transaction and retained 30,000,000 shares representing 100% of the issued and outstanding shares of MetLife Connecticut. MetLife Connecticut issued 4,595,317 new shares to MLIG in exchange for all of the outstanding common stock of MLI-USA. After the closing of the transaction, 34,595,317 shares of MetLife Connecticut's common stock are outstanding, of which MLIG holds 4,595,317 shares, with the remaining shares held by MetLife.

     The transfer of MLI-USA to MetLife Connecticut was a transaction between entities under common control. Since MLI-USA was the original entity under common control, for financial statement reporting purposes, MLI-USA is considered the accounting acquirer of MetLife Connecticut. Accordingly, financial information of the registrant has been provided for periods subsequent to the Acquisition Date only.

  BASIS OF PRESENTATION

     The condensed financial information of MetLife Connecticut should be read in conjunction with the Consolidated Financial Statements of MICC and the notes thereto (the "Consolidated Financial Statements"). These condensed nonconsolidated financial statements reflect the results of operations, financial condition and cash flows for MetLife Connecticut. Investments in subsidiaries are accounted for using the equity method of accounting prescribed by Accounting Principles Board ("APB") Opinion No. 18, The Equity Method of Accounting for Investments in Common Stock. The condensed statement of income and statement of cash flows for the year ended December 31, 2005 included herein reflect the full year of operating results for MLI-USA in equity in earnings of subsidiaries.

     MetLife Connecticut's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") except as stated above which requires management to make certain estimates and assumptions. The most important of these estimates and assumptions relate to fair value measurements, the accounting for goodwill and identifiable intangible assets and the provision for potential losses that may arise from litigation and regulatory proceedings and tax audits, which may affect the amounts reported in the condensed financial statements and accompanying notes. Actual results could differ materially from these estimates.

     For information on the following, refer to the indicated Notes to the Consolidated Financial Statements of MICC:

     - Business, Basis of Presentation and Summary of Significant Accounting Policies (Note 1)

     - Acquisition of MetLife Insurance Company of Connecticut by MetLife, Inc. from Citigroup Inc. (Note 2)

     - Contingencies, Commitments and Guarantees (Note 12)

     - Equity (Note 14)

2.  SUPPORT AGREEMENT

     MetLife Connecticut entered into a net worth maintenance agreement with its indirect subsidiary, MetLife Europe Limited, an Irish company ("MetLife Europe"), in connection with MetLife Europe's formation. Under the agreement, MetLife Connecticut has agreed, without limitation as to amount, to cause MetLife Europe to have a minimum capital and surplus of the greater of EUR 14 million or an amount sufficient to provide solvency cover equal to 200% of the minimum solvency cover required by applicable law and regulation, as interpreted by the Irish Financial Services Regulatory Authority or any successor body, during MetLife Europe's first three years of operation and 150% thereafter, and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2006, the capital and surplus of MetLife Europe was in excess of the minimum capital and surplus amount referenced above.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  SCHEDULE III

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
                     AS OF DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)


                                              DAC       FUTURE POLICY     POLICYHOLDER
                                              AND    BENEFITS AND OTHER      ACCOUNT      UNEARNED
SEGMENT                                      VOBA    POLICYHOLDER FUNDS     BALANCES     REVENUE(1)
-------                                     ------   ------------------   ------------   ----------


2006
Individual................................  $4,946         $ 3,769           $20,660        $260
Institutional.............................     165          12,895            14,496           3
Corporate & Other.........................      --           4,503               (57)         --
                                            ------         -------           -------        ----
                                            $5,111         $21,167           $35,099        $263
                                            ======         =======           =======        ====
2005
Individual................................  $4,753         $ 3,452           $21,403        $141
Institutional.............................     161          11,880            16,460           1
Corporate & Other.........................      --           4,305               (23)         --
                                            ------         -------           -------        ----
                                            $4,914         $19,637           $37,840        $142
                                            ======         =======           =======        ====
2004(2)...................................  $  678         $   149           $ 4,591        $  6
                                            ======         =======           =======        ====



--------

   (1) Amounts are included within the future policy benefits and other policyholder funds column.

   (2) Prior to the Acquisition of MetLife Connecticut by MetLife, MLI-USA operated as a single segment.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  SCHEDULE III

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)


                               PREMIUM                 POLICYHOLDER   AMORTIZATION OF
                               REVENUE        NET      BENEFITS AND     DAC AND VOBA       OTHER          PREMIUMS
                             AND POLICY   INVESTMENT     INTEREST        CHARGED TO      OPERATING         WRITTEN
SEGMENT                        CHARGES      INCOME       CREDITED      OTHER EXPENSES   EXPENSES(1)   (EXCLUDING LIFE)
-------                      ----------   ----------   ------------   ---------------   -----------   ----------------


2006
Individual.................    $1,462       $  985        $  984            $481            $564             $--
Institutional..............        89        1,449         1,097               6              10               9
Corporate & Other..........        25          405            27               1             111              25
                               ------       ------        ------            ----            ----             ---
                               $1,576       $2,839        $2,108            $488            $685             $34
                               ======       ======        ======            ====            ====             ===
2005(2)
Individual.................    $  997       $  530        $  641            $287            $353             $--
Institutional..............       133          712           627               1              29               9
Corporate & Other..........        13          196            22              --               8              13
                               ------       ------        ------            ----            ----             ---
                               $1,143       $1,438        $1,290            $288            $390             $22
                               ======       ======        ======            ====            ====             ===
2004(3)....................    $  168       $  207        $  171            $115            $ 64             $--
                               ======       ======        ======            ====            ====             ===



--------

   (1) Includes other expenses excluding amortization of deferred acquisition costs and value of business acquired charged to other expenses.

   (2) Includes six months of results for MetLife Connecticut and twelve months of results for MLI-USA.

   (3) Prior to the acquisition of MetLife Connecticut by MetLife, MLI-USA operated as a single segment.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                   SCHEDULE IV

                            CONSOLIDATED REINSURANCE
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                  (IN MILLIONS)


                                                                                 % AMOUNT
                                                                                  ASSUMED
                                GROSS AMOUNT     CEDED    ASSUMED   NET AMOUNT    TO NET
                                ------------   --------   -------   ----------   --------


2006
Life insurance in force.......    $153,390     $119,281   $14,374     $48,483      29.6%
                                  ========     ========   =======     =======
Insurance premium
Life insurance................    $    323     $     72   $    21     $   272       7.7%
Accident and health...........         276          240        --          36        --%
                                  --------     --------   -------     -------
  Total insurance premium.....    $    599     $    312   $    21     $   308       6.8%
                                  ========     ========   =======     =======





                                                                                % AMOUNT
                                                                                 ASSUMED
                                GROSS AMOUNT    CEDED    ASSUMED   NET AMOUNT    TO NET
                                ------------   -------   -------   ----------   --------


2005
Life insurance in force.......    $126,362     $93,686   $16,921     $49,597      34.1%
                                  ========     =======   =======     =======
Insurance premium
Life insurance................    $    269     $    45   $    38     $   262      14.5%
Accident and health...........         144         125        --          19        --%
                                  --------     -------   -------     -------
  Total insurance premium.....    $    413     $   170   $    38     $   281      13.5%
                                  ========     =======   =======     =======





                                                                                % AMOUNT
                                                                                 ASSUMED
                                 GROSS AMOUNT    CEDED   ASSUMED   NET AMOUNT    TO NET
                                 ------------   ------   -------   ----------   --------


2004
Life insurance in force........     $4,310      $2,759     $--       $1,551        --%
                                    ======      ======     ===       ======
Insurance premium
Life insurance.................     $   13      $    4     $--       $    9        --%
                                    ------      ------     ---       ------
  Total insurance premium......     $   13      $    4     $--       $    9        --%
                                    ======      ======     ===       ======



     For the year ended December 31, 2006, both reinsurance ceded and assumed include affiliated transactions of $21 million. For the year ended December 31, 2005, reinsurance ceded and assumed include affiliated transactions of $12 million and $38 million, respectively. For the year ended December 31, 2004, both reinsurance ceded and assumed include affiliated transactions of $1 million.

                           PIONEER ANNUISTAR(SM) PLUS
                            PORTFOLIO ARCHITECT PLUS
                            SCUDDER ADVOCATE REWARDS

                       STATEMENT OF ADDITIONAL INFORMATION

          METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES

                      INDIVIDUAL VARIABLE ANNUITY CONTRACT
                                    ISSUED BY


                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                                  ONE CITYPLACE
                        HARTFORD, CONNECTICUT 06103-3415

MIC-BOOK-70-71-75                                                 APRIL 30, 2007